Fidelity® Variable Insurance Products
Initial Class

Asset Manager SM Portfolio
Contrafund® Portfolio
Equity-Income Portfolio
Growth Portfolio
High Income Portfolio
Index 500 Portfolio
Overseas Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Asset Manager Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Contrafund Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Equity-Income Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
High Income Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Index 500 Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Overseas Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch US High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Asset ManagerSM - Initial Class	-8.73%	1.45%	7.06%
Fidelity Asset Manager Composite	-7.39%	3.63%	7.97%
S&P 500 ®	-22.10%	-0.59%	9.34%
LB Aggregate Bond	10.26%	7.54%	7.51%
LB 3 Month T-Bill	1.78%	4.52%	4.70%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	7.55%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500® Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Asset Manager SM  Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)
An interview with Richard Habermann (right) and Ford O'Neil (left), Co-managers of Asset Manager Portfolio

Q. How did the fund perform, Dick?

D.H. For the year ending December 31, 2002, the fund lagged the Fidelity Asset Manager Composite Index, which fell 7.39%, but beat the Lipper Inc. variable annuity flexible portfolio funds average, which was -10.32%.

Q. What affected fund results?

D.H. My asset allocation decisions drove performance. I stayed close to a 50% neutral weighting in equities during the first nine months of the year, given my concerns about business fundamentals and corporate governance issues. Being more cautious on stocks helped relative to our peer average, as share prices steadily eroded during the spring and summer. Consistent with this cautious stance, I became more heavily weighted in bonds during this time. However, our emphasis on high-yield securities hurt versus the benchmarks. High-yield bonds suffered from widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite good credit analysis and reducing the high-yield weighting as market conditions soured, we still lost ground to the all-investment-grade bond allocation in the composite index, which was helped by the flight to quality in Treasuries. We recouped some losses during the fourth quarter when high-yield bonds rebounded on improved demand for riskier assets. Further, we benefited from overweighting stocks as they rallied, and then trimming them - largely due to valuation concerns - before the market rolled back over in December.

Q. What drove the fund's equity holdings?

D.H. It was a very challenging year, one where nearly every major equity market sector posted double-digit declines and the Standard & Poor's 500 Index was off 22.10%. Despite some early period weakness, Charles Mangum - who became equity manager in February - worked hard to get back close to even with the index, which he accomplished mainly through strong sector selection. Underweighting technology hardware stocks worked for much of the period, as such stocks as IBM and Intel struggled with high valuations and weak capital spending. Avoiding many of the land mines within the sector also contributed, as did an investment in Dell, which bucked the downtrend. Owning the right telecommunication services stocks also was key, as we avoided the WorldCom disaster and overweighted Qwest Communications and Verizon, both of which snapped back sharply in the fourth quarter. Elsewhere, Cardinal Health boosted returns in health care services, while several of our consumer-related holdings - including Coca-Cola and Avon Products - and diversified financials fared well due to their defensive nature. However, we suffered somewhat from becoming prematurely aggressive during the spring, leaving us without exposure to such solid consumer names as Proctor & Gamble and Anheuser-Busch. Another drag was the fund's stake in pharmaceutical stocks Bristol-Myers Squibb and Schering-Plough, which fell in part due to drug-approval delays. Finally, the fund held a couple of stocks badly hurt by accounting issues, which Charles sold soon after taking over the equity subportfolio, avoiding further damage.

Q. Ford, how did the fixed-income portion of the fund do?

F.O. A favorable interest rate backdrop, spurred by sluggish economic growth, weak corporate profits and slumping stock prices, resulted in strong absolute returns for our investment-grade holdings, which also soundly beat their index. I focused on high-quality mortgage securities with some prepayment protection, which sheltered us from another big refinancing wave, and whose higher yields helped offset the sharp rally in government bonds. We also benefited from missing several prominent corporate issuers that stumbled, while adding exposure to beaten-down BBB-rated bonds that rebounded toward period end. Though they lagged the returns of investment-grade bonds, the fund's high-yield holdings also had a positive return and beat their benchmark. Managed by Mark Notkin, the high-yield subportfolio avoided most major defaults and credit downgrades. It further benefited from Mark's strong security selection, particularly in telecom, as well as his emphasis on higher-rated bonds, which provided a lot of cushion in a difficult environment. Finally, the strategic cash portion of the fund - managed by John Todd - had fairly steady returns to help offset equity market volatility.

Q. What's your outlook, Ford?

F.O. Despite some improvement of late, market sentiment is likely to remain fragile until economic, geopolitical and corporate uncertainty subsides. This uncertainty has led to relatively wide corporate yield spreads and poor equity performance. Since we believe the economy and corporate earnings will improve over the next 12 months - spurred by substantial monetary and fiscal stimulus - we feel the stage is set for high-yield securities to outperform investment-grade bonds and cash. While we're still cautious on equities at period end, there may be opportunities to take advantage of market volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of December 31, 2002, more than $2.8 billion

Manager: Richard Habermann and Ford O'Neil, since 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

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Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Cardinal Health, Inc.	3.5
Clear Channel Communications, Inc.	2.9
American International Group, Inc.	2.5
General Electric Co.	2.3
Fannie Mae	2.3
13.5
Top Five Bond Issuers as of December 31, 2002
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	10.5
U.S. Treasury Obligations	4.6
Government National Mortgage Association	2.1
Freddie Mac	0.6
Nextel Communications, Inc.	0.4
18.2
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stock Class and equity futures	49.1%
Bond Class	42.3%
Short-Term Class	8.6%

* Foreign investments 4.5%

Asset Allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 48.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 0.0%
Dana Corp.	73,700	$ 866,712
Exide Technologies warrants 3/18/06 (a)	2	1
		866,713
Hotels, Restaurants & Leisure - 0.3%
McDonald's Corp.	462,100	7,430,568
Household Durables - 0.1%
Leggett & Platt, Inc.	67,600	1,516,944
Media - 4.3%
AOL Time Warner, Inc. (a)	2,580,600	33,805,860
Clear Channel Communications, Inc. (a)	2,204,100	82,190,889
Comcast Corp. Class A (a)	183,392	4,322,549
		120,319,298
Multiline Retail - 0.1%
Target Corp.	138,400	4,152,000
Specialty Retail - 1.5%
Home Depot, Inc.	1,358,100	32,540,076
Lowe's Companies, Inc.	209,700	7,863,750
Office Depot, Inc. (a)	103,300	1,524,708
		41,928,534
Textiles Apparel & Luxury Goods - 0.0%
Arena Brands Holding Corp. Class B	8,445	162,566
TOTAL CONSUMER DISCRETIONARY		176,376,623
CONSUMER STAPLES - 3.8%
Beverages - 1.1%
PepsiCo, Inc.	417,000	17,605,740
The Coca-Cola Co.	308,900	13,535,998
		31,141,738
Food & Drug Retailing - 1.3%
CVS Corp.	862,300	21,531,631
Rite Aid Corp. (a)	1,380,100	3,381,245
Safeway, Inc. (a)	352,400	8,232,064
Sysco Corp.	123,200	3,670,128
		36,815,068
Food Products - 0.0%
Fresh Del Monte Produce, Inc.	28,000	529,480
McCormick & Co., Inc. (non-vtg.)	29,200	677,440
		1,206,920
Personal Products - 0.4%
Alberto-Culver Co. Class B	162,800	8,205,120
Gillette Co.	100,000	3,036,000
		11,241,120
Tobacco - 1.0%
Philip Morris Companies, Inc.	680,100	27,564,453
TOTAL CONSUMER STAPLES		107,969,299

	Shares	Value (Note 1)
ENERGY - 3.5%
Energy Equipment & Services - 0.6%
Cooper Cameron Corp. (a)	36,960	$ 1,841,347
Diamond Offshore Drilling, Inc.	114,600	2,504,010
ENSCO International, Inc.	58,400	1,719,880
GlobalSantaFe Corp.	169,700	4,127,104
Halliburton Co.	69,700	1,304,087
Pride International, Inc. (a)	16,300	242,870
Rowan Companies, Inc.	27,936	634,147
Transocean, Inc.	183,000	4,245,600
		16,619,045
Oil & Gas - 2.9%
ChevronTexaco Corp.	306,500	20,376,120
ConocoPhillips	838,752	40,587,209
Exxon Mobil Corp.	594,400	20,768,336
		81,731,665
TOTAL ENERGY		98,350,710
FINANCIALS - 11.5%
Banks - 1.6%
Bank of America Corp.	132,900	9,245,853
Bank One Corp.	189,700	6,933,535
Comerica, Inc.	28,500	1,232,340
FleetBoston Financial Corp.	518,800	12,606,840
Synovus Financial Corp.	191,200	3,709,280
Wachovia Corp.	317,503	11,569,809
		45,297,657
Diversified Financials - 6.6%
Citigroup, Inc.	1,566,400	55,121,616
Fannie Mae (g)	991,200	63,763,896
Merrill Lynch & Co., Inc.	990,300	37,581,885
Morgan Stanley	774,000	30,898,080
		187,365,477
Insurance - 3.3%
Allmerica Financial Corp. (a)	216,100	2,182,610
Allstate Corp.	76,400	2,826,036
American International Group, Inc.	1,244,500	71,994,325
Hartford Financial Services Group, Inc.	239,200	10,866,856
PartnerRe Ltd.	39,300	2,036,526
Travelers Property Casualty Corp.:
Class A	66,296	971,236
Class B (a)	136,210	1,995,477
		92,873,066
TOTAL FINANCIALS		325,536,200
HEALTH CARE - 9.5%
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	516,600	14,464,800
Health Care Providers & Services - 3.8%
Cardinal Health, Inc.	1,685,400	99,758,814
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
HCA, Inc.	66,800	$ 2,772,200
McKesson Corp.	59,300	1,602,879
Priority Healthcare Corp. Class B (a)	114,500	2,656,400
		106,790,293
Pharmaceuticals - 5.2%
Bristol-Myers Squibb Co.	448,500	10,382,775
Merck & Co., Inc.	948,600	53,700,246
Pfizer, Inc.	1,402,100	42,862,197
Pharmacia Corp.	134,300	5,613,740
Recordati Spa	45,653	741,015
Schering-Plough Corp.	1,163,800	25,836,360
Wyeth	187,900	7,027,460
		146,163,793
TOTAL HEALTH CARE		267,418,886
INDUSTRIALS - 4.4%
Airlines - 0.0%
Delta Air Lines, Inc.	81,700	988,570
Commercial Services & Supplies - 0.6%
Aramark Corp. Class B	13,900	326,650
ChoicePoint, Inc. (a)	110,533	4,364,948
First Data Corp.	267,500	9,472,175
Sabre Holdings Corp. Class A (a)	83,500	1,512,185
		15,675,958
Industrial Conglomerates - 3.3%
General Electric Co.	2,734,500	66,585,075
Tyco International Ltd.	1,594,000	27,225,520
		93,810,595
Machinery - 0.3%
Ingersoll-Rand Co. Ltd. Class A	201,200	8,663,672
Road & Rail - 0.2%
Burlington Northern Santa Fe Corp.	33,700	876,537
CSX Corp.	38,200	1,081,442
Norfolk Southern Corp.	160,500	3,208,395
Union Pacific Corp.	19,300	1,155,491
		6,321,865
TOTAL INDUSTRIALS		125,460,660
INFORMATION TECHNOLOGY - 4.3%
Communications Equipment - 0.6%
CIENA Corp. (a)	401,800	2,065,252
Cisco Systems, Inc. (a)	313,000	4,100,300
Comverse Technology, Inc. (a)	259,900	2,604,198
Motorola, Inc.	850,500	7,356,825
Polycom, Inc. (a)	88,000	837,760
		16,964,335

	Shares	Value (Note 1)
Computers & Peripherals - 1.3%
Dell Computer Corp. (a)	547,500	$ 14,640,150
EMC Corp. (a)	675,800	4,149,412
Hewlett-Packard Co.	645,800	11,211,088
Sun Microsystems, Inc. (a)	2,369,400	7,368,834
		37,369,484
Electronic Equipment & Instruments - 0.2%
Arrow Electronics, Inc. (a)	28,300	361,957
Solectron Corp. (a)	906,100	3,216,655
Thermo Electron Corp. (a)	72,700	1,462,724
		5,041,336
Internet Software & Services - 0.0%
Yahoo!, Inc. (a)	67,500	1,103,625
Semiconductor Equipment & Products - 1.2%
Altera Corp. (a)	170,500	2,102,265
Analog Devices, Inc. (a)	186,500	4,451,755
Applied Materials, Inc. (a)	136,300	1,775,989
Atmel Corp. (a)	292,700	652,721
Intel Corp.	338,200	5,265,774
KLA-Tencor Corp. (a)	106,100	3,752,757
LAM Research Corp. (a)	188,400	2,034,720
Lattice Semiconductor Corp. (a)	145,000	1,271,650
Linear Technology Corp.	88,200	2,268,504
Micron Technology, Inc. (a)	214,700	2,091,178
Novellus Systems, Inc. (a)	74,200	2,083,536
Semtech Corp. (a)	77,700	848,484
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	275,000	1,938,750
United Microelectronics Corp. sponsored ADR (a)	554,990	1,864,766
Xilinx, Inc. (a)	99,500	2,049,700
		34,452,549
Software - 1.0%
Activision, Inc. (a)	102,100	1,489,639
Adobe Systems, Inc.	51,200	1,269,811
Computer Associates International, Inc.	129,200	1,744,200
Microsoft Corp. (a)	366,200	18,932,540
Network Associates, Inc. (a)	14,600	234,914
VERITAS Software Corp. (a)	210,700	3,291,134
		26,962,238
TOTAL INFORMATION TECHNOLOGY		121,893,567
MATERIALS - 0.6%
Chemicals - 0.2%
Dow Chemical Co.	52,390	1,555,983
IMC Global, Inc.	293,400	3,130,578
		4,686,561
Metals & Mining - 0.4%
Alcoa, Inc.	426,300	9,711,114
Ryerson Tull, Inc.	326,900	1,994,090
		11,705,204
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.0%
Bowater, Inc.	27,700	$ 1,162,015
TOTAL MATERIALS		17,553,780
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 3.2%
AT&T Corp.	46,680	1,218,815
BellSouth Corp.	615,600	15,925,572
McCaw International Ltd. warrants 4/16/07 (a)(f)	8,150	1
NTL, Inc. warrants 10/14/08 (a)	3,742	37
Ono Finance PLC rights 5/31/09 (a)(f)	1,740	17
Qwest Communications International, Inc. (a)	2,380,700	11,903,500
SBC Communications, Inc.	925,500	25,090,305
Verizon Communications, Inc.	964,400	37,370,500
		91,508,747
UTILITIES - 0.9%
Electric Utilities - 0.8%
FirstEnergy Corp.	463,300	15,275,001
Southern Co.	203,000	5,763,170
Wisconsin Energy Corp.	55,700	1,403,640
		22,441,811
Gas Utilities - 0.1%
NiSource, Inc.	106,200	2,124,000
TOTAL UTILITIES		24,565,811
TOTAL COMMON STOCKS (Cost $1,596,448,772)		1,356,634,283
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Diversified Financials - 0.1%
AES Trust VII $3.00	168,800	2,245,715
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (f)	3,121	2,341
TOTAL CONVERTIBLE PREFERRED STOCKS		2,248,056

	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.3%
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	1,490	$ 1,539,617
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Fresenius Medical Care Capital Trust II $78.75	1,074	1,070,375
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	8,239	741,510
Wireless Telecommunication Services - 0.2%
Crown Castle International Corp. $127.50 pay-in-kind	85	58,650
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	5,285	4,650,800
		4,709,450
TOTAL TELECOMMUNICATION SERVICES		5,450,960
TOTAL NONCONVERTIBLE PREFERRED STOCKS		8,060,952
TOTAL PREFERRED STOCKS (Cost $16,898,425)		10,309,008
Corporate Bonds - 21.9%
	Principal Amount
Convertible Bonds - 1.3%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (f)	$ 1,864,000	2,350,224
FINANCIALS - 0.0%
Diversified Financials - 0.0%
IOS Capital LLC 5% 5/1/07 (f)	1,390,000	1,217,362
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Total Renal Care Holdings 7% 5/15/09 (f)	2,940,000	2,923,463
INFORMATION TECHNOLOGY - 1.1%
Communications Equipment - 0.4%
Brocade Communications Systems, Inc. 2% 1/1/07	1,940,000	1,358,737
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
CIENA Corp. 3.75% 2/1/08	$ 3,590,000	$ 2,477,100
Juniper Networks, Inc. 4.75% 3/15/07	8,570,000	6,658,462
		10,494,299
Electronic Equipment & Instruments - 0.5%
Celestica, Inc. liquid yield option note 0% 8/1/20	8,250,000	3,784,688
Sanmina-SCI Corp.:
0% 9/12/20	5,070,000	2,066,025
4.25% 5/1/04	6,010,000	5,762,388
Solectron Corp. liquid yield option note:
0% 5/8/20	440,000	269,500
0% 11/20/20	2,490,000	1,226,325
		13,108,926
Semiconductor Equipment & Products - 0.2%
Agere Systems, Inc. 6.5% 12/15/09	1,058,000	855,742
ASML Holding NV 4.25% 11/30/04 (f)	1,340,000	1,147,375
Vitesse Semiconductor Corp. 4% 3/15/05	5,020,000	3,965,800
		5,968,917
TOTAL INFORMATION TECHNOLOGY		29,572,142
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	750,000	539,100
TOTAL CONVERTIBLE BONDS		36,602,291
Nonconvertible Bonds - 20.6%
CONSUMER DISCRETIONARY - 4.5%
Auto Components - 0.3%
Arvin Industries, Inc. 6.75% 3/15/08	610,000	587,125
ArvinMeritor, Inc. 8.75% 3/1/12	1,800,000	1,845,000
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	2,500,000	2,779,340
Dana Corp. 10.125% 3/15/10	1,820,000	1,838,200
Dura Operating Corp. 8.625% 4/15/12	750,000	757,500
Stoneridge, Inc. 11.5% 5/1/12	45,000	42,975
		7,850,140
Hotels, Restaurants & Leisure - 1.2%
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	680,000	725,900

	Principal Amount	Value (Note 1)
Domino's, Inc. 10.375% 1/15/09	$ 1,500,000	$ 1,620,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	4,330,000	4,503,200
Hilton Hotels Corp.:
7.625% 12/1/12	940,000	935,300
8.25% 2/15/11	1,220,000	1,262,700
Horseshoe Gaming LLC 8.625% 5/15/09	3,815,000	4,024,825
International Game Technology 8.375% 5/15/09	1,220,000	1,348,100
MGM Mirage, Inc. 8.5% 9/15/10	1,170,000	1,287,000
Penn National Gaming, Inc. 8.875% 3/15/10	2,270,000	2,315,400
Station Casinos, Inc. 8.375% 2/15/08	5,465,000	5,792,900
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	2,745,000	2,806,763
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	1,070,000	1,139,550
8.875% 4/15/11	3,030,000	3,287,550
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,260,000	2,265,650
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	1,890,000	1,899,450
		35,214,288
Household Durables - 0.3%
Beazer Homes USA, Inc.:
8.625% 5/15/11	1,680,000	1,730,400
8.875% 4/1/08	325,000	336,375
Champion Home Builders Co. 11.25% 4/15/07	525,000	438,375
D.R. Horton, Inc.:
7.875% 8/15/11	420,000	409,500
8% 2/1/09	1,040,000	1,040,000
KB Home 8.625% 12/15/08	1,070,000	1,118,150
Lennar Corp. 7.625% 3/1/09	1,500,000	1,552,500
Ryland Group, Inc. 9.125% 6/15/11	1,340,000	1,420,400
Standard Pacific Corp. 9.25% 4/15/12	725,000	703,250
		8,748,950
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	2,255,000	2,300,100
Media - 2.5%
AMC Entertainment, Inc.:
9.5% 2/1/11	975,000	960,375
9.875% 2/1/12	1,300,000	1,280,500
American Media Operations, Inc. 10.25% 5/1/09	1,870,000	1,930,775
AOL Time Warner, Inc. 6.75% 4/15/11	3,500,000	3,639,689
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	$ 3,740,000	$ 4,039,200
Chancellor Media Corp. 8% 11/1/08	1,900,000	2,052,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	565,000	163,850
0% 4/1/11 (d)	3,875,000	1,336,875
0% 5/15/11 (d)	1,460,000	365,000
9.625% 11/15/09	725,000	319,000
10% 4/1/09	1,330,000	585,200
10% 5/15/11	1,595,000	717,750
10.75% 10/1/09	3,355,000	1,476,200
Cinemark USA, Inc. 9.625% 8/1/08	1,625,000	1,625,000
Continental Cablevision, Inc. 8.3% 5/15/06	5,975,000	6,472,646
Corus Entertainment, Inc. 8.75% 3/1/12	3,835,000	4,065,100
CSC Holdings, Inc.:
7.625% 4/1/11	3,450,000	3,251,625
7.625% 7/15/18	545,000	479,600
7.875% 2/15/18	205,000	180,400
EchoStar DBS Corp.:
9.125% 1/15/09	2,170,000	2,273,075
9.375% 2/1/09	5,200,000	5,460,000
10.375% 10/1/07	3,215,000	3,440,050
Entravision Communications Corp. 8.125% 3/15/09	2,495,000	2,619,750
International Cabletel, Inc. 11.5% 2/1/06 (c)	2,000,000	220,000
Lamar Media Corp.:
7.25% 1/1/13 (f)	470,000	475,875
8.625% 9/15/07	650,000	680,063
9.625% 12/1/06	235,000	243,225
LBI Media, Inc. 10.125% 7/15/12 (f)	1,495,000	1,562,275
News America Holdings, Inc. 7.75% 12/1/45	3,500,000	3,439,734
Nextmedia Operating, Inc. 10.75% 7/1/11	1,240,000	1,302,000
PanAmSat Corp.:
6.125% 1/15/05	750,000	731,250
6.375% 1/15/08	1,120,000	1,075,200
Penton Media, Inc. 11.875% 10/1/07	835,000	693,050
Quebecor Media, Inc. 11.125% 7/15/11	35,000	32,200
Radio One, Inc. 8.875% 7/1/11	4,620,000	4,954,950

	Principal Amount	Value (Note 1)
Regal Cinemas Corp. 9.375% 2/1/12	$ 2,465,000	$ 2,612,900
Telewest PLC yankee:
9.625% 10/1/06 (c)	2,710,000	487,800
11% 10/1/07 (c)	2,185,000	404,225
Yell Finance BV 10.75% 8/1/11	3,295,000	3,624,500
		71,272,907
Specialty Retail - 0.0%
Hollywood Entertainment Corp. 9.625% 3/15/11	460,000	464,600
Textiles Apparel & Luxury Goods - 0.1%
Levi Strauss & Co. 12.25% 12/15/12 (f)	1,880,000	1,851,800
TOTAL CONSUMER DISCRETIONARY		127,702,785
CONSUMER STAPLES - 0.8%
Beverages - 0.0%
Constellation Brands, Inc. 8.125% 1/15/12	1,065,000	1,102,275
Food & Drug Retailing - 0.2%
Kroger Co. 6.8% 4/1/11	2,230,000	2,444,435
Rite Aid Corp.:
6.125% 12/15/08 (f)	1,305,000	965,700
6.875% 8/15/13	495,000	351,450
7.125% 1/15/07	395,000	327,850
		4,089,435
Food Products - 0.3%
Chiquita Brands International, Inc. 10.56% 3/15/09	1,099,000	1,120,980
Corn Products International, Inc.:
8.25% 7/15/07	2,090,000	2,100,450
8.45% 8/15/09	190,000	191,425
Dean Foods Co.:
6.625% 5/15/09	180,000	178,200
6.9% 10/15/17	540,000	491,400
8.15% 8/1/07	1,730,000	1,812,175
Del Monte Corp.:
8.625% 12/15/12 (f)	1,260,000	1,285,200
9.25% 5/15/11	420,000	436,800
Dole Food Co., Inc. 7.25% 5/1/09	1,035,000	993,600
Michael Foods, Inc. 11.75% 4/1/11	105,000	116,550
		8,726,780
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	300,000	282,000
Personal Products - 0.1%
Revlon Consumer Products Corp. 12% 12/1/05	3,595,000	3,451,200
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.2%
Philip Morris Companies, Inc. 7% 7/15/05	$ 3,955,000	$ 4,295,783
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	1,430,000	1,491,953
		5,787,736
TOTAL CONSUMER STAPLES		23,439,426
ENERGY - 1.1%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	1,130,000	1,158,250
Grant Prideco, Inc.:
9% 12/15/09 (f)	250,000	261,250
9.625% 12/1/07	1,020,000	1,081,200
Key Energy Services, Inc. 8.375% 3/1/08	1,460,000	1,529,350
		4,030,050
Oil & Gas - 0.9%
Chesapeake Energy Corp.:
8.125% 4/1/11	1,130,000	1,163,900
8.375% 11/1/08	610,000	628,300
8.5% 3/15/12	1,040,000	1,076,400
Encore Acquisition Co. 8.375% 6/15/12 (f)	1,325,000	1,378,000
Forest Oil Corp. 8% 12/15/11	1,030,000	1,084,075
Pemex Project Funding Master Trust 7.875% 2/1/09 (f)	3,000,000	3,225,000
Petro-Canada yankee 7% 11/15/28	1,290,000	1,322,966
Plains All American Pipeline LP 7.75% 10/15/12 (f)	680,000	703,800
Plains Exploration & Production Co. LP 8.75% 7/1/12 (f)	2,295,000	2,375,325
Teekay Shipping Corp. 8.875% 7/15/11	4,520,000	4,633,000
The Coastal Corp.:
6.2% 5/15/04	445,000	382,700
6.5% 5/15/06	705,000	571,050
6.95% 6/1/28	70,000	44,800
7.5% 8/15/06	430,000	352,600
7.75% 6/15/10	1,460,000	1,146,100
7.75% 10/15/35	595,000	392,700
7.75% 10/15/35	735,000	485,100
9.625% 5/15/12	2,385,000	1,931,850

	Principal Amount	Value (Note 1)
Valero Energy Corp. 6.875% 4/15/12	$ 1,200,000	$ 1,249,690
Vintage Petroleum, Inc. 8.25% 5/1/12	1,475,000	1,526,625
		25,673,981
TOTAL ENERGY		29,704,031
FINANCIALS - 5.0%
Banks - 0.6%
BankBoston Corp. 6.625% 2/1/04	510,000	531,440
Capital One Bank 6.5% 7/30/04	1,740,000	1,701,706
Fleet Financial Group, Inc. 7.125% 4/15/06	1,190,000	1,318,112
FleetBoston Financial Corp. 7.25% 9/15/05	1,730,000	1,915,591
Korea Development Bank 7.375% 9/17/04	615,000	665,365
MBNA America Bank NA 6.625% 6/15/12	1,565,000	1,595,205
MBNA Corp. 7.5% 3/15/12	2,035,000	2,187,798
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (i)	1,660,000	1,921,319
7.816% 11/29/49	3,230,000	3,645,003
Washington Mutual Bank 6.875% 6/15/11	2,000,000	2,242,562
		17,724,101
Diversified Financials - 3.6%
AES Drax Holdings Ltd. 10.41% 12/31/20	2,145,000	1,201,200
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	2,450,000	2,685,790
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	420,000	306,600
Amvescap PLC yankee:
5.9% 1/15/07	1,015,000	1,076,733
6.6% 5/15/05	4,410,000	4,760,048
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	1,730,000	1,794,875
Capital One Financial Corp. 7.125% 8/1/08	2,500,000	2,315,230
Chukchansi Economic Development Authority 14.5% 6/15/09 (f)	770,000	773,850
CIT Group, Inc.:
5.5% 2/15/04	680,000	695,357
7.75% 4/2/12	1,440,000	1,617,342
Citigroup, Inc. 5.625% 8/27/12	620,000	651,919
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18	779,258	506,517
6.9% 1/2/17	314,338	204,320
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Countrywide Home Loans, Inc. 5.5% 8/1/06	$ 2,590,000	$ 2,753,960
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	1,520,000	1,624,514
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	605,000	604,375
7.57% 11/18/10	200,000	199,793
7.779% 11/18/05	125,000	100,000
7.92% 5/18/12	1,215,000	1,013,154
10.06% 1/2/16	410,000	328,000
Details Capital Corp. 12.5% 11/15/07	505,000	474,700
Deutsche Telekom International Finance BV:
8.25% 6/15/05	2,500,000	2,733,515
8.75% 6/15/30	2,500,000	2,887,878
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	1,240,000	1,140,800
10.625% 12/1/12 (f)	360,000	369,000
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	1,055,000	1,107,750
Ford Motor Credit Co.:
7.5% 3/15/05	3,850,000	3,928,016
7.875% 6/15/10	2,500,000	2,515,660
General Electric Capital Corp. 6% 6/15/12	3,140,000	3,390,180
General Motors Acceptance Corp.:
6.75% 1/15/06	1,290,000	1,335,951
6.875% 9/15/11	3,240,000	3,231,122
Goldman Sachs Group, Inc. 6.6% 1/15/12	3,075,000	3,397,860
Household Finance Corp.:
6.375% 10/15/11	1,120,000	1,170,968
6.5% 1/24/06	1,565,000	1,666,603
7% 5/15/12	180,000	197,152
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	3,165,000	3,892,690
ING Capital Funding Trust III 8.439% 12/31/10	1,400,000	1,627,970
J.P. Morgan Chase & Co. 5.35% 3/1/07	2,000,000	2,115,600
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	1,000,000	1,093,337
6.625% 1/18/12	1,000,000	1,106,830
Merrill Lynch & Co., Inc. 4% 11/15/07	2,500,000	2,525,510
Morgan Stanley 6.6% 4/1/12	1,750,000	1,939,555
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	1,315,000	1,382,190

	Principal Amount	Value (Note 1)
NiSource Finance Corp. 7.875% 11/15/10	$ 2,485,000	$ 2,731,082
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	527,800	451,966
7.248% 7/2/14	722,261	361,130
7.575% 3/1/19	365,868	347,574
7.691% 4/1/17	80,000	64,000
7.95% 9/1/16	57,158	45,727
8.304% 9/1/10	626,288	438,402
Petronas Capital Ltd. 7% 5/22/12 (f)	4,615,000	5,073,616
PTC International Finance BV yankee 10.75% 7/1/07	961,000	999,440
PTC International Finance II SA yankee 11.25% 12/1/09	2,280,000	2,416,800
Qwest Capital Funding, Inc.:
5.875% 8/3/04	940,000	808,400
7% 8/3/09	905,000	606,350
7.25% 2/15/11	2,415,000	1,593,900
7.625% 8/3/21	310,000	181,350
7.75% 8/15/06	835,000	601,200
7.9% 8/15/10	555,000	371,850
R. H. Donnelley Finance Corp. I 8.875% 12/15/10 (f)	510,000	545,700
Salomon Smith Barney Holdings, Inc. 5.875% 3/15/06	4,580,000	4,949,056
SESI LLC 8.875% 5/15/11	120,000	122,400
Sprint Capital Corp. 6.875% 11/15/28	2,495,000	2,008,475
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	3,925,000	372,875
U.S. Airways pass thru trust certificates 6.85% 7/30/19	322,906	258,324
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	2,030,000	1,624,000
6.375% 7/15/08	465,000	297,600
6.5% 11/15/18	300,000	159,000
6.875% 7/15/28	3,515,000	2,003,550
Verizon Wireless Capital LLC 5.375% 12/15/06	1,785,000	1,864,765
		101,742,946
Insurance - 0.2%
MetLife, Inc. 5.375% 12/15/12	500,000	516,503
Principal Life Global Funding I:
5.125% 6/28/07 (f)	2,500,000	2,635,118
6.25% 2/15/12 (f)	850,000	900,992
		4,052,613
Real Estate - 0.6%
Arden Realty LP 7% 11/15/07	4,000,000	4,345,680
Boston Properties, Inc. 6.25% 1/15/13 (f)	1,200,000	1,218,480
CenterPoint Properties Trust 6.75% 4/1/05	1,590,000	1,711,118
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	$ 1,970,000	$ 2,034,025
Duke Realty LP New 6.875% 3/15/05	2,950,000	3,160,273
EOP Operating LP:
6.375% 2/15/03	1,000,000	1,004,447
7.75% 11/15/07	820,000	930,014
Regency Centers LP 6.75% 1/15/12	1,990,000	2,148,728
Senior Housing Properties Trust 8.625% 1/15/12	1,640,000	1,615,400
		18,168,165
TOTAL FINANCIALS		141,687,825
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.1%
ALARIS Medical Systems, Inc. 11.625% 12/1/06	1,950,000	2,193,750
Fisher Scientific International, Inc.:
8.125% 5/1/12	1,190,000	1,225,700
9% 2/1/08	140,000	145,950
		3,565,400
Health Care Providers & Services - 0.4%
Alderwoods Group, Inc. 11% 1/2/07	1,503,200	1,499,442
AmerisourceBergen Corp. 8.125% 9/1/08	410,000	436,650
Fountain View, Inc. 11.25% 4/15/08 (c)	2,330,000	1,398,000
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	165,000	158,400
PacifiCare Health Systems, Inc. 10.75% 6/1/09	1,480,000	1,579,900
Stewart Enterprises, Inc. 10.75% 7/1/08	1,275,000	1,408,875
Tenet Healthcare Corp.:
5.375% 11/15/06	175,000	159,250
6.375% 12/1/11	390,000	358,800
6.5% 6/1/12	505,000	467,125
Triad Hospitals, Inc. 8.75% 5/1/09	2,655,000	2,840,850
Unilab Corp. 12.75% 10/1/09	470,000	549,900
		10,857,192

	Principal Amount	Value (Note 1)
Pharmaceuticals - 0.2%
aaiPharma, Inc. 11% 4/1/10	$ 1,305,000	$ 1,305,000
Biovail Corp. yankee 7.875% 4/1/10	2,735,000	2,748,675
		4,053,675
TOTAL HEALTH CARE		18,476,267
INDUSTRIALS - 1.6%
Aerospace & Defense - 0.4%
Alliant Techsystems, Inc. 8.5% 5/15/11	3,465,000	3,742,200
BE Aerospace, Inc.:
8.875% 5/1/11	1,385,000	1,011,050
9.5% 11/1/08	135,000	103,950
Raytheon Co. 6.75% 8/15/07	4,875,000	5,405,732
Transdigm, Inc. 10.375% 12/1/08	1,185,000	1,190,925
		11,453,857
Airlines - 0.1%
Delta Air Lines, Inc.:
8.3% 12/15/29	2,045,000	1,124,750
8.54% 1/2/07	263,644	197,733
		1,322,483
Commercial Services & Supplies - 0.5%
Allied Waste North America, Inc.:
7.625% 1/1/06	6,510,000	6,510,000
7.875% 1/1/09	210,000	208,425
8.875% 4/1/08	190,000	193,800
American Color Graphics, Inc. 12.75% 8/1/05	1,055,000	1,044,450
Browning-Ferris Industries, Inc. 6.375% 1/15/08	1,220,000	1,079,700
Iron Mountain, Inc.:
8.25% 7/1/11	755,000	777,650
8.625% 4/1/13	75,000	78,375
JohnsonDiversey, Inc. 9.625% 5/15/12 (f)	2,170,000	2,278,500
Pierce Leahy Command Co. yankee 8.125% 5/15/08	320,000	327,200
World Color Press, Inc.:
7.75% 2/15/09	1,655,000	1,655,000
8.375% 11/15/08	110,000	111,650
		14,264,750
Industrial Conglomerates - 0.2%
Tyco International Group SA:
6.125% 11/1/08	60,000	56,100
yankee:
6.375% 10/15/11	2,305,000	2,155,175
6.75% 2/15/11	4,500,000	4,252,500
		6,463,775
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Machinery - 0.0%
AGCO Corp. 9.5% 5/1/08	$ 330,000	$ 356,400
Cummins, Inc. 9.5% 12/1/10 (f)	450,000	477,000
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	290,000	295,800
		1,129,200
Marine - 0.1%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	750,000	577,500
10.25% 11/15/06	1,570,000	989,100
		1,566,600
Road & Rail - 0.3%
Kansas City Southern Railway Co.:
7.5% 6/15/09	2,980,000	3,129,000
9.5% 10/1/08	180,000	197,550
TFM SA de CV yankee 11.75% 6/15/09	4,820,000	4,747,700
		8,074,250
TOTAL INDUSTRIALS		44,274,915
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
L-3 Communications Corp.:
7.625% 6/15/12	975,000	1,009,125
8% 8/1/08	30,000	31,125
8.5% 5/15/08	100,000	104,000
Motorola, Inc. 8% 11/1/11	1,125,000	1,164,375
		2,308,625
Computers & Peripherals - 0.2%
Compaq Computer Corp. 7.65% 8/1/05	1,650,000	1,803,607
Hewlett-Packard Co. 6.5% 7/1/12	3,060,000	3,396,016
Seagate Technology HDD Holdings 8% 5/15/09 (f)	1,080,000	1,101,600
		6,301,223
Electronic Equipment & Instruments - 0.1%
Flextronics International Ltd. yankee 9.875% 7/1/10	1,350,000	1,458,000
Sanmina-SCI Corp. 10.375% 1/15/10 (f)	930,000	939,300
		2,397,300

	Principal Amount	Value (Note 1)
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp. 10.5% 2/1/09	$ 340,000	$ 368,900
Micron Technology, Inc. 6.5% 9/30/05 (j)	3,000,000	2,595,000
		2,963,900
TOTAL INFORMATION TECHNOLOGY		13,971,048
MATERIALS - 1.3%
Chemicals - 0.3%
Compass Minerals Group, Inc. 10% 8/15/11	2,250,000	2,463,750
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (f)	715,000	500,500
Huntsman International LLC 9.875% 3/1/09	2,190,000	2,244,750
Lyondell Chemical Co.:
9.5% 12/15/08	705,000	641,550
9.5% 12/15/08 (f)	750,000	708,750
9.625% 5/1/07	725,000	690,563
9.875% 5/1/07	500,000	480,000
11.125% 7/15/12	330,000	321,750
		8,051,613
Containers & Packaging - 0.5%
BWAY Corp. 10% 10/15/10 (f)	310,000	321,625
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (f)	1,015,000	1,045,450
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (f)	935,000	946,688
8.875% 2/15/09	3,515,000	3,620,450
Owens-Illinois, Inc.:
7.15% 5/15/05	770,000	744,975
7.35% 5/15/08	330,000	305,250
7.5% 5/15/10	310,000	285,975
7.8% 5/15/18	140,000	116,200
7.85% 5/15/04	1,560,000	1,524,900
8.1% 5/15/07	630,000	611,100
Packaging Corp. of America 9.625% 4/1/09	2,185,000	2,359,800
Riverwood International Corp. 10.625% 8/1/07	1,700,000	1,751,000
Sealed Air Corp. 6.95% 5/15/09 (f)	1,760,000	1,830,400
		15,463,813
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 7.2% 11/15/26	3,350,000	3,266,250
Luscar Coal Ltd. 9.75% 10/15/11	1,180,000	1,268,500
P&L Coal Holdings Corp. 8.875% 5/15/08	1,965,000	2,063,250
Phelps Dodge Corp.:
8.75% 6/1/11	915,000	947,025
9.5% 6/1/31	1,545,000	1,568,175
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(f)	$ 1,560,000	$ 842,400
Steel Dynamics, Inc. 9.5% 3/15/09	195,000	204,750
		10,160,350
Paper & Forest Products - 0.1%
Georgia-Pacific Corp.:
7.5% 5/15/06	120,000	112,800
8.125% 5/15/11	390,000	366,600
Norske Skog Canada Ltd. 8.625% 6/15/11	190,000	191,900
Stone Container Corp.:
8.375% 7/1/12	1,010,000	1,036,513
9.75% 2/1/11	1,270,000	1,358,900
Weyerhaeuser Co. 6.75% 3/15/12	1,250,000	1,362,923
		4,429,636
TOTAL MATERIALS		38,105,412
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.3%
AT&T Corp. 6.5% 3/15/13	3,380,000	3,390,569
Citizens Communications Co.:
8.5% 5/15/06	2,000,000	2,214,790
8.5% 5/15/06	2,900,000	3,211,446
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (c)	3,230,000	290,700
11.75% 12/15/05 (c)	3,000,000	270,000
France Telecom SA 9.25% 3/1/11	2,500,000	2,890,675
NTL Communications Corp.:
0% 10/1/08 (c)(d)	330,000	29,700
11.5% 10/1/08 (c)	3,045,000	274,050
NTL, Inc. 0% 4/1/08 (c)(d)	655,000	65,500
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	195,000	180,375
Qwest Corp. 8.875% 3/15/12 (f)	2,215,000	2,148,550
Rogers Cantel, Inc. yankee 9.375% 6/1/08	980,000	921,200
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	1,965,000	2,080,487
Telefonos de Mexico SA de CV 8.25% 1/26/06	5,000,000	5,475,000
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	340,000	7,650
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	885,000	159,300
11.25% 11/1/08 (c)	1,075,000	193,500

	Principal Amount	Value (Note 1)
TELUS Corp. yankee 8% 6/1/11	$ 3,000,000	$ 2,880,000
Tritel PCS, Inc. 0% 5/15/09 (d)	3,379,000	3,159,365
U.S. West Communications:
7.2% 11/1/04	1,710,000	1,624,500
7.2% 11/10/26	315,000	245,700
7.25% 9/15/25	310,000	246,450
Verizon New York, Inc.:
6.875% 4/1/12	2,000,000	2,246,776
7.375% 4/1/32	1,065,000	1,231,539
WorldCom, Inc.:
7.5% 5/15/11 (c)	8,800,000	2,024,000
8.25% 5/15/31 (c)	3,570,000	821,100
		38,282,922
Wireless Telecommunication Services - 1.0%
American Tower Corp. 9.375% 2/1/09	975,000	770,250
AT&T Wireless Services, Inc.:
7.875% 3/1/11	2,500,000	2,512,500
8.75% 3/1/31	1,000,000	980,000
Cingular Wireless LLC 5.625% 12/15/06	1,000,000	1,051,364
Crown Castle International Corp.:
9.375% 8/1/11	2,065,000	1,693,300
9.5% 8/1/11	205,000	165,025
10.75% 8/1/11	385,000	334,950
Millicom International Cellular SA yankee 13.5% 6/1/06	1,230,000	590,400
Nextel Communications, Inc.:
0% 2/15/08 (d)	840,000	756,000
9.375% 11/15/09	3,910,000	3,538,550
9.5% 2/1/11	555,000	499,500
9.75% 10/31/07	7,320,000	6,697,800
Orange PLC yankee 9% 6/1/09	2,955,000	3,102,750
Rogers Wireless, Inc. 9.625% 5/1/11	2,900,000	2,740,500
TeleCorp PCS, Inc.:
0% 4/15/09 (d)	1,314,000	1,228,590
10.625% 7/15/10	465,000	504,525
		27,166,004
TOTAL TELECOMMUNICATION SERVICES		65,448,926
UTILITIES - 2.8%
Electric Utilities - 1.6%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (f)	1,005,000	643,200
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	3,960,000	3,445,200
CMS Energy Corp.:
7.5% 1/15/09	985,000	842,175
8.375% 7/1/03	1,755,000	1,711,125
8.5% 4/15/11	555,000	482,850
8.9% 7/15/08	175,000	148,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
9.875% 10/15/07	$ 1,480,000	$ 1,346,800
Constellation Energy Group, Inc.:
6.125% 9/1/09	200,000	204,514
7% 4/1/12	980,000	1,029,987
Dominion Resources, Inc. 8.125% 6/15/10	2,145,000	2,495,495
Duke Capital Corp. 6.75% 2/15/32	150,000	117,377
Edison International 6.875% 9/15/04	2,230,000	2,085,050
FirstEnergy Corp. 6.45% 11/15/11	1,635,000	1,626,568
Illinois Power Co.:
7.5% 6/15/09	1,880,000	1,541,600
11.5% 12/15/10 (f)	930,000	897,450
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	530,000	479,594
Nevada Power Co. 10.875% 10/15/09 (f)	575,000	575,000
Oncor Electric Delivery Co.:
6.375% 1/15/15 (f)	885,000	902,258
7% 9/1/22 (f)	2,935,000	2,736,612
Pacific Gas & Electric Co.:
6.75% 10/1/23	675,000	621,000
7.05% 3/1/24	340,000	316,200
9.625% 11/1/05 (f)	2,300,000	2,254,000
PSI Energy, Inc. 6.65% 6/15/06	2,450,000	2,631,214
Public Service Co. of Colorado 7.875% 10/1/12 (f)	1,080,000	1,205,598
Reliant Energy Resources Corp.:
7.75% 2/15/11	465,000	390,600
8.125% 7/15/05	2,550,000	2,350,047
8.125% 7/15/05	2,570,000	2,368,479
Sierra Pacific Power Co. 8% 6/1/08	1,495,000	1,405,300
Southern California Edison Co.:
7.125% 7/15/25	95,000	88,113
7.25% 3/1/26	285,000	264,338
7.625% 1/15/10	1,472,000	1,383,680
8.95% 11/3/03	2,035,000	2,014,650
TECO Energy, Inc.:
7% 5/1/12	2,185,000	1,835,400
10.5% 12/1/07 (f)	1,455,000	1,425,900
Texas Utilities Co. 6.375% 1/1/08	400,000	358,000
TXU Corp. 6.375% 6/15/06	2,325,000	2,127,375
		46,351,499

	Principal Amount	Value (Note 1)
Gas Utilities - 0.6%
CMS Panhandle Holding Co. 6.5% 7/15/09	$ 1,010,000	$ 969,600
Consolidated Natural Gas Co. 6.85% 4/15/11	885,000	987,941
El Paso Energy Corp.:
6.75% 5/15/09	705,000	486,450
7.375% 12/15/12	50,000	33,500
8.05% 10/15/30	245,000	151,900
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	1,165,000	1,306,287
7.3% 8/15/33	2,250,000	2,412,146
Noram Energy Corp. 6.5% 2/1/08	465,000	390,600
Northwest Pipeline Corp. 6.625% 12/1/07	485,000	451,050
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	150,000	135,000
8.25% 4/1/10	425,000	410,125
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (f)	1,680,000	1,821,624
Sempra Energy 7.95% 3/1/10	685,000	781,084
Southern Natural Gas Co.:
7.35% 2/15/31	2,305,000	1,924,675
8% 3/1/32	50,000	43,750
Tennessee Gas Pipeline Co.:
6% 12/15/11	335,000	281,400
7% 10/15/28	190,000	146,300
7.5% 4/1/17	95,000	79,325
8.375% 6/15/32	285,000	247,950
Transcontinental Gas Pipe Line:
6.125% 1/15/05	650,000	604,500
6.25% 1/15/08	1,335,000	1,188,150
8.875% 7/15/12 (f)	1,475,000	1,475,000
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	265,000	184,175
		16,512,532
Multi-Utilities & Unregulated Power - 0.6%
AES Corp.:
8.75% 6/15/08	280,000	165,200
9.5% 6/1/09	2,055,000	1,233,000
El Paso Corp.:
7% 5/15/11	1,100,000	748,000
7.875% 6/15/12 (f)	1,575,000	1,102,500
Western Resources, Inc.:
6.875% 8/1/04	680,000	625,600
7.875% 5/1/07	2,970,000	3,014,550
9.75% 5/1/07	2,080,000	1,913,600
Williams Companies, Inc.:
6.625% 11/15/04	925,000	689,125
6.75% 1/15/06	1,125,000	781,875
7.125% 9/1/11	1,170,000	766,350
7.125% 9/1/11	3,890,000	2,547,950
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
7.5% 1/15/31	$ 1,400,000	$ 875,000
7.625% 7/15/19	685,000	431,550
8.125% 3/15/12 (f)	1,260,000	856,800
		15,751,100
TOTAL UTILITIES		78,615,131
TOTAL NONCONVERTIBLE BONDS		581,425,766
TOTAL CORPORATE BONDS (Cost $617,632,634)		618,028,057
U.S. Government and Government Agency Obligations - 6.9%

U.S. Government Agency Obligations - 2.0%
Fannie Mae:
4.75% 1/2/07	4,185,000	4,439,318
5% 1/15/07	17,884,000	19,385,451
5.25% 4/15/07	11,375,000	12,453,191
6.25% 2/1/11	2,115,000	2,366,877
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	2,000,000	2,320,436
Freddie Mac:
5.875% 3/21/11	9,265,000	10,160,842
6.875% 9/15/10	1,400,000	1,669,784
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	2,825,000	3,173,848
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		55,969,747
U.S. Treasury Obligations - 4.9%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (h)	9,300,000	9,297,991
U.S. Treasury Bonds:
6.25% 5/15/30	37,765,000	45,192,620
8% 11/15/21	3,287,000	4,579,971
11.75% 2/15/10	19,445,000	23,422,864
12% 8/15/13	3,740,000	5,445,937

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
4.375% 5/15/07	$ 2,070,000	$ 2,222,824
5.75% 11/15/05	4,646,000	5,135,828
6.5% 2/15/10	18,615,000	22,250,733
6.75% 5/15/05	14,650,000	16,333,036
7% 7/15/06	4,500,000	5,217,363
TOTAL U.S. TREASURY OBLIGATIONS		139,099,167
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $186,425,589)		195,068,914
U.S. Government Agency - Mortgage Securities - 11.2%

Fannie Mae - 9.0%
5.5% 1/1/18 to 1/14/33 (g)	3,345,000	3,465,211
5.5% 1/1/33 (g)	15,500,000	15,819,688
5.5% 1/14/33 (g)	2,500,000	2,551,563
6% 6/1/13 to 3/1/31	31,600,996	33,046,824
6% 1/1/33 (g)	46,612,294	48,214,592
6.5% 6/1/13 to 9/1/32	75,439,177	78,841,142
6.5% 1/1/33 (g)	11,007,928	11,465,445
6.5% 1/1/33 to 1/14/33 (g)	9,100,000	9,478,219
6.5% 1/14/33 (g)	2,500,000	2,603,906
7% 8/1/13 to 4/1/32	32,829,210	34,673,317
7% 1/1/33 (g)	599,061	629,950
7.5% 7/1/16 to 11/1/31	11,166,879	11,884,017
8% 1/1/30 to 6/1/30	1,387,048	1,495,298
TOTAL FANNIE MAE		254,169,172
Freddie Mac - 0.1%
7.5% 5/1/17 to 10/1/30	2,307,126	2,462,682
7.5% 1/1/33 (g)	1,227,860	1,304,601
8% 7/1/17 to 5/1/27	187,846	203,382
8.5% 7/1/22	18,046	19,601
TOTAL FREDDIE MAC		3,990,266
Government National Mortgage Association - 2.1%
6% 12/15/08 to 6/15/09	1,227,664	1,308,393
6.5% 6/15/08 to 8/15/27	19,433,686	20,525,100
7% 7/15/28 to 7/15/32	13,030,550	13,826,977
7% 1/1/33 (g)	9,699,211	10,272,071
7.5% 9/15/22 to 8/15/28	7,366,391	7,888,534
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - continued
8% 5/15/25 to 1/15/31	$ 2,874,548	$ 3,108,176
8.5% 12/15/16 to 12/15/30	1,125,192	1,221,588
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		58,150,839
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $304,080,926)		316,310,277
Asset-Backed Securities - 0.6%

Capital One Master Trust 3.85% 8/15/07	810,000	834,593
CIT Marine Trust 5.8% 4/15/10	1,058,250	1,067,236
DaimlerChrysler Auto Trust 5.16% 1/6/05	4,285,000	4,352,578
Ford Credit Auto Owner Trust 5.71% 9/15/05	1,055,000	1,107,576
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	5,000,000	5,358,594
Sears Credit Account Master Trust II 7.5% 11/15/07	2,650,000	2,758,385
UAF Auto Grantor Trust 6.1% 6/15/04 (f)	182,521	183,640
TOTAL ASSET-BACKED SECURITIES (Cost $15,058,194)		15,662,602
Collateralized Mortgage Obligations - 0.2%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 6.7825% 12/29/25 (f)(i)	225,425	105,886
U.S. Government Agency - 0.2%
Fannie Mae:
planned amortization class Series 1999-54 Class PH, 6.5% 11/18/29	3,300,000	3,531,600
REMIC planned amortization class Series 1999-57 Class PH, 6.5% 12/25/29	2,600,000	2,735,992
TOTAL U.S. GOVERNMENT AGENCY		6,267,592
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,502,377)		6,373,478
Commercial Mortgage Securities - 1.5%
	Principal Amount	Value (Note 1)
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 6.7677% 8/1/24 (f)(i)	$ 1,548,426	$ 1,153,577
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	2,741,168	2,981,922
Class B, 7.48% 2/1/08	2,320,000	2,615,928
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	580,000	630,584
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	4,260,000	4,461,019
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (f)	3,500,000	3,932,145
Class C1, 7.52% 5/15/06 (f)	2,300,000	2,586,182
Class D1, 7.77% 5/15/06 (f)	2,200,000	2,443,153
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9992% 4/29/39 (f)(i)	1,600,000	1,371,501
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(f)(i)	500,000	0
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 13.5% 6/1/16 (f)(i)	1,300,000	982,313
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (f)	750,000	777,656
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (i)	1,205,000	1,155,294
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	1,050,000	981,422
Class C, 4.13% 11/20/37 (f)	1,050,000	937,125
LTC Commercial Mortgage pass thru certificates sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (f)	1,980,898	1,998,231
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (f)	1,473,000	1,311,430
Class L, 7.9% 11/15/26 (f)	1,133,000	857,185
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	773,219	785,694
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	4,200,000	4,663,313
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Series 1:
Class D2, 6.992% 11/15/07 (f)	$ 4,120,000	$ 4,495,950
Class E2, 7.224% 11/15/07 (f)	2,450,000	2,638,344
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $41,002,971)		43,759,968
Foreign Government and Government Agency Obligations - 0.4%
Chilean Republic:
5.625% 7/23/07	1,335,000	1,418,438
6.875% 4/28/09	1,500,000	1,639,455
7.125% 1/11/12	1,590,000	1,800,675
Malaysian Government 7.5% 7/15/11	1,250,000	1,446,094
Polish Government 6.25% 7/3/12	2,505,000	2,780,550
United Mexican States 9.875% 2/1/10	2,770,000	3,400,452
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $11,101,785)		12,485,664
Floating Rate Loans - 0.1%

FINANCIALS - 0.1%
Diversified Financials - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6.25% 9/30/10 (g)(i)	2,260,000	1,830,600
UTILITIES - 0.0%
Electric Utilities - 0.0%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (i)	875,000	927,500
TOTAL FLOATING RATE LOANS (Cost $2,702,125)		2,758,100
Money Market Funds - 12.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	215,215,471	$ 215,215,471
Fidelity Money Market Central Fund, 1.52% (b)	123,860,162	123,860,162
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	1,515,952	1,515,952
TOTAL MONEY MARKET FUNDS (Cost $340,591,585)		340,591,585
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $3,137,445,383)	2,917,981,936
NET OTHER ASSETS - (3.2)%	(90,978,513)
NET ASSETS - 100%	$ 2,827,003,423
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
98 S&P 500 Index Contracts	March 2003	$ 21,533,050	$ (668,198)

The face value of futures purchased as a percentage of net assets - 0.8%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $104,200,796 or 3.7% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,494,677.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
US Governments	18.0%
AAA, AA, A	5.1
BBB	5.5
BB	5.0
B	7.2
CCC, CC, C	1.3
Not Rated	0.4
Equities	49.2
Other Investments	0.0
Short-Term and Net Other Assets	8.3
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $4,062,235,458 and $4,333,676,373 respectively, of which long-term U.S. government and government agency obligations aggregated $1,265,814,912 and $1,294,706,047 respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $210,044 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,595,000 or 0.1% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,705,000. The weighted average interest rate was 2%. At period end there were no bank borrowings outstanding.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $201,881,000 of which $168,073,000 and $33,808,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $1,455,313) (cost $3,137,445,383) - See accompanying schedule		$ 2,917,981,936
Cash		895,487
Receivable for investments sold		10,168,359
Receivable for fund shares sold		378,636
Dividends receivable		2,389,185
Interest receivable		18,098,440
Receivable for daily variation on futures contracts		34,709
Other receivables		286,216
Total assets		2,950,232,968

Liabilities
Payable for investments purchased Regular delivery	$ 4,981,800
Delayed delivery	111,211,881
Payable for fund shares redeemed	3,750,024
Accrued management fee	1,278,311
Distribution fees payable	5,568
Other payables and accrued expenses	486,009
Collateral on securities loaned, at value	1,515,952
Total liabilities		123,229,545

Net Assets		$ 2,827,003,423
Net Assets consist of:
Paid in capital		$ 3,154,975,271
Undistributed net investment income		119,686,292
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(227,527,025)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(220,131,115)
Net Assets		$ 2,827,003,423

Initial Class: Net Asset Value, offering price and redemption price per share ($2,784,944,521 ÷ 218,505,290 shares)		$ 12.75

Service Class: Net Asset Value, offering price and redemption price per share ($25,691,534 ÷ 2,028,643 shares)		$ 12.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($16,367,368 ÷ 1,299,632 shares)		$ 12.59

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 24,167,707
Interest		104,962,082
Security lending		25,818
Total income		129,155,607

Expenses
Management fee	$ 16,783,403
Transfer agent fees	2,162,680
Distribution fees	62,865
Accounting and security lending fees	601,267
Non-interested trustees' compensation	14,824
Custodian fees and expenses	105,348
Audit	45,645
Legal	19,741
Interest	317
Miscellaneous	207,227
Total expenses before reductions	20,003,317
Expense reductions	(615,976)	19,387,341
Net investment income (loss)		109,768,266
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(33,530,901)
Foreign currency transactions	251
Futures contracts	(13,030,427)
Total net realized gain (loss)		(46,561,077)
Change in net unrealized appreciation (depreciation) on: Investment securities	(377,239,440)
Assets and liabilities in foreign currencies	83
Futures contracts	(668,198)
Total change in net unrealized appreciation (depreciation)		(377,907,555)
Net gain (loss)		(424,468,632)
Net increase (decrease) in net assets resulting from operations		$ (314,700,366)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 109,768,266	$ 133,175,732
Net realized gain (loss)	(46,561,077)	(186,447,162)
Change in net unrealized appreciation (depreciation)	(377,907,555)	(124,991,159)
Net increase (decrease) in net assets resulting from operations	(314,700,366)	(178,262,589)
Distributions to shareholders from net investment income	(130,190,101)	(165,533,467)
Distributions to shareholders from net realized gain	-	(62,082,268)
Total distributions	(130,190,101)	(227,615,735)
Share transactions - net increase (decrease)	(319,152,869)	(166,612,262)
Total increase (decrease) in net assets	(764,043,336)	(572,490,586)

Net Assets
Beginning of period	3,591,046,759	4,163,537,345
End of period (including undistributed net investment income of $119,686,292 and undistributed net investment income of $144,946,442, respectively)	$ 2,827,003,423	$ 3,591,046,759
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	11,802,258	630,505	749,638
Reinvested	9,394,979	82,195	33,492
Redeemed	(47,257,499)	(857,386)	(318,829)
Net increase (decrease)	(26,060,262)	(144,686)	464,301

Dollars Sold	$ 156,258,651	$ 8,087,879	$ 9,704,552
Reinvested	128,617,266	1,118,681	454,154
Redeemed	(608,503,126)	(10,914,840)	(3,976,086)
Net increase (decrease)	$ (323,627,209)	$ (1,708,280)	$ 6,182,620

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	14,430,722	570,655	583,205
Reinvested	14,767,544	110,168	19,334
Redeemed	(42,543,930)	(429,185)	(68,344)
Net increase (decrease)	(13,345,664)	251,638	534,195

Dollars Sold	$ 210,075,603	$ 8,204,922	$ 8,374,378
Reinvested	225,648,078	1,674,550	293,107
Redeemed	(613,757,840)	(6,155,901)	(969,159)
Net increase (decrease)	$ (178,034,159)	$ 3,723,571	$ 7,698,326

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 128,617,266	$ 1,118,681	$ 454,154
From net realized gain	-	-	-
Total	$ 128,617,266	$ 1,118,681	$ 454,154

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 164,107,693	$ 1,212,605	$ 213,169
From net realized gain	61,540,385	461,945	79,938
Total	$ 225,648,078	$ 1,674,550	$ 293,107

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.51	$ 16.01	$ 18.67	$ 18.16	$ 18.01
Income from Investment Operations
Net investment income (loss) C	.46	.51	.62	.59	.59
Net realized and unrealized gain (loss)	(1.69)	(1.13)	(1.30)	1.28	1.84
Total from investment operations	(1.23)	(.62)	(.68)	1.87	2.43
Distributions from net investment income	(.53)	(.64)	(.60)	(.60)	(.57)
Distributions from net realized gain	-	(.24)	(1.38)	(.76)	(1.71)
Total distributions	(.53)	(.88)	(1.98)	(1.36)	(2.28)
Net asset value, end of period	$ 12.75	$ 14.51	$ 16.01	$ 18.67	$ 18.16
Total Return A, B	(8.73)%	(4.15)%	(3.87)%	11.09%	15.05%
Ratios to Average Net Assets D
Expenses before expense reductions	.63%	.64%	.61%	.63%	.64%
Expenses net of voluntary waivers, if any	.63%	.64%	.61%	.63%	.64%
Expenses net of all reductions	.61%	.63%	.61%	.62%	.63%
Net investment income (loss)	3.49%	3.53%	3.73%	3.36%	3.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,784,945	$ 3,547,730	$ 4,128,169	$ 4,936,926	$ 4,905,468
Portfolio turnover rate	140%	108%	76%	94%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 15.91	$ 18.59	$ 18.10	$ 17.99
Income from Investment Operations
Net investment income (loss) C	.44	.49	.60	.56	.57
Net realized and unrealized gain (loss)	(1.68)	(1.12)	(1.31)	1.29	1.82
Total from investment operations	(1.24)	(.63)	(.71)	1.85	2.39
Distributions from net investment income	(.51)	(.63)	(.59)	(.60)	(.57)
Distributions from net realized gain	-	(.24)	(1.38)	(.76)	(1.71)
Total distributions	(.51)	(.87)	(1.97)	(1.36)	(2.28)
Net asset value, end of period	$ 12.66	$ 14.41	$ 15.91	$ 18.59	$ 18.10
Total Return A, B	(8.85)%	(4.24)%	(4.06)%	11.01%	14.82%
Ratios to Average Net Assets D
Expenses before expense reductions	.74%	.74%	.72%	.74%	.78%
Expenses net of voluntary waivers, if any	.74%	.74%	.72%	.74%	.78%
Expenses net of all reductions	.72%	.73%	.71%	.73%	.77%
Net investment income (loss)	3.38%	3.43%	3.62%	3.25%	3.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,692	$ 31,324	$ 30,583	$ 23,677	$ 5,801
Portfolio turnover rate	140%	108%	76%	94%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.36	$ 15.89	$ 18.17
Income from Investment Operations
Net investment income (loss) E	.41	.46	.53
Net realized and unrealized gain (loss)	(1.67)	(1.11)	(.84)
Total from investment operations	(1.26)	(.65)	(.31)
Distributions from net investment income	(.51)	(.64)	(.59)
Distributions from net realized gain	-	(.24)	(1.38)
Total distributions	(.51)	(.88)	(1.97)
Net asset value, end of period	$ 12.59	$ 14.36	$ 15.89
Total Return B, C, D	(9.03)%	(4.38)%	(1.97)%
Ratios to Average Net Assets G
Expenses before expense reductions	.90%	.90%	.88% A
Expenses net of voluntary waivers, if any	.90%	.90%	.88% A
Expenses net of all reductions	.88%	.89%	.88% A
Net investment income (loss)	3.22%	3.27%	3.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,367	$ 11,993	$ 4,785
Portfolio turnover rate	140%	108%	76%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Initial Class	-9.35%	3.71%	12.27%
S&P 500 ®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Multi-Cap Growth Funds Average	-30.67%	-1.76%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500® Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Will Danoff Portfolio Manager of Contrafund Portfolio

Q. How did the fund perform, Will?

A. The fund did well relative to its benchmarks. For the 12 months that ended December 31, 2002, the fund outperformed both the Standard & Poor's 500 Index, which fell 22.10%, and the variable annuity growth funds average, which fell 25.44% according to Lipper Inc.

Q. What factors helped the fund's performance?

A. Avoiding the big problem stocks during this difficult period was just as important as owning the best-performing ones. We were able to steer clear, for example, of some of the high-profile disappointments, such as Home Depot and AOL Time Warner, both of which fell by more than 50% due to poor earnings growth. The fund mostly avoided companies that had alleged accounting irregularities as well, including WorldCom. Our minimal exposure to the technology and telecommunications sectors, both of which fell by 30% in 2002, also benefited relative performance. We averaged a combined 5% weighting in these groups during the period, versus a 20% combined average weighting for the S&P 500.

Q. Health care and consumer staples stocks accounted for more than 28% of the fund's assets at the end of the period. Why did these areas appeal to you?

A. I believe strongly that earnings growth drives stock performance, and I anticipated early in the period that earnings growth would be disappointing throughout the market, particularly in aggressive areas such as tech and telecom. Therefore, I set my sights on companies that I felt offered steady and predictable growth, and I found some options in the health care and consumer staples areas. Within health care, I was especially attracted to hospital and health management organizations. An aging population spurred demand for these types of companies, and in the case of UnitedHealth Group - one of our largest positions - excellent pricing, tight cost controls, innovative new products and outstanding free cash flow led to strong performance. We also held sizable positions in stocks such as Avon and Colgate-Palmolive within the consumer staples area. These companies performed well due to their excellent brands, understandable products and business models and good growth prospects.

Q. The fund realized nice gains from both its defense and gold stocks. Can you elaborate?

A. Most of my defense strategy revolved around Lockheed Martin, which was our largest position at the end of the period and our best performer over the past 12 months. Under new management, Lockheed improved its operating performance, cut costs and sold off poorly performing divisions. The company also won the massive, multi-year Joint Strike fighter plane contract in late 2001. Additionally, gold stocks fared well in 2002, as prices rose due to favorable supply and demand conditions. Newmont Mining, a top-20 position, benefited from these trends and contributed meaningfully to performance.

Q. Which stocks hurt performance?

A. We avoided most major stock disasters, but I was caught off-guard by the implosions of Tenet Healthcare and Elan, an Irish biotechnology company. Both stocks fell sharply due to accounting issues. Another disappointment was Automatic Data Processing, or ADP, which fell in value after announcing that it would fail to deliver the double-digit quarterly earnings growth it had sustained for 40-plus years. The fund did not own Elan or ADP at the end of the period.

Q. What's your outlook, Will?

A. I'm very concerned about the high levels of debt throughout the economy - at the consumer, corporate and federal government levels. Holiday spending was stagnant this year in part because consumers have piled up too much debt. I'm also concerned about the effect of the continued emergence of China as the world's leading low-cost manufacturer. Because U.S. manufacturing is no longer competitive with foreign alternatives, especially China, efforts to stimulate the U.S. economy are being offset by the fact that incremental demand for goods is being met more by exporters than by domestic businesses. China's emergence as a low-cost provider has put deflationary pressure on American companies, which has made earnings growth difficult. Despite these concerns, the fund - with the support of Fidelity's research staff - will continue to seek companies that I feel can sustain good earnings growth in a slower-growing, more competitive business world.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital appreciation by investing in companies whose value is not fully recognized by the public

Start date: January 3, 1995

Size: as of December 31, 2002, more than

$7.5 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Lockheed Martin Corp.	3.8
Colgate-Palmolive Co.	3.2
Berkshire Hathaway, Inc. Class A	3.1
3M Co.	3.0
Avon Products, Inc.	2.5
15.6
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	17.8
Consumer Discretionary	15.6
Health Care	15.1
Industrials	13.4
Consumer Staples	13.4
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	90.2%
Bonds	0.6%
Short-Term Investments and Net Other Assets	9.1%
Other Investments	0.1%

* Foreign investments	19.5%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.6%
Auto Components - 0.1%
Gentex Corp. (a)	290,900	$ 9,204,076
Automobiles - 1.8%
Harley-Davidson, Inc.	407,500	18,826,500
Honda Motor Co. Ltd.	889,600	32,132,354
Nissan Motor Co. Ltd.	4,134,900	32,238,087
Toyota Motor Corp.	2,018,000	53,477,003
		136,673,944
Hotels, Restaurants & Leisure - 2.2%
Brinker International, Inc. (a)	129,000	4,160,250
California Pizza Kitchen, Inc. (a)	110,100	2,774,520
CBRL Group, Inc.	40,700	1,226,291
Darden Restaurants, Inc.	962,100	19,674,945
Friendly Ice Cream Corp. (a)	204,600	1,176,450
Harrah's Entertainment, Inc. (a)	583,600	23,110,560
Hilton Group PLC	1,996,800	5,371,797
International Game Technology (a)	160,200	12,162,384
MGM Mirage, Inc. (a)	829,600	27,351,912
P.F. Chang's China Bistro, Inc. (a)	564,300	20,484,090
Panera Bread Co. Class A (a)	69,300	2,412,333
Rank Group PLC	1,514,600	6,502,251
Rare Hospitality International, Inc. (a)	17,000	469,540
Red Robin Gourmet Burgers, Inc.	9,700	123,578
Ryan's Family Steak Houses, Inc. (a)	282,750	3,209,213
Sonic Corp. (a)	65,700	1,346,193
Stanley Leisure PLC	287,991	1,816,265
Starbucks Corp. (a)	266,000	5,421,080
Starwood Hotels & Resorts Worldwide, Inc. unit	24,400	579,256
The Cheesecake Factory, Inc. (a)	275,100	9,944,865
Wendy's International, Inc.	393,900	10,662,873
William Hill PLC	2,238,065	8,184,029
		168,164,675
Household Durables - 1.2%
Blyth, Inc.	69,000	1,846,440
D.R. Horton, Inc.	1,661,770	28,831,710
Fortune Brands, Inc.	278,300	12,943,733
Garmin Ltd. (a)	195,253	5,720,913
Harman International Industries, Inc.	380,700	22,651,650
Mohawk Industries, Inc. (a)	369,320	21,032,774
		93,027,220
Internet & Catalog Retail - 1.1%
eBay, Inc. (a)	299,400	20,305,308
FTD, Inc. Class A (a)	700	11,151
Overstock.com, Inc.	105,600	1,372,800
Ticketmaster Class B (a)	251,200	5,330,464
USA Interactive (a)	2,479,700	56,834,724
		83,854,447
Leisure Equipment & Products - 0.4%
Leapfrog Enterprises, Inc. Class A	151,600	3,812,740

	Shares	Value (Note 1)
Mattel, Inc.	1,434,700	$ 27,474,505
Mega Bloks, Inc.	40,250	601,587
		31,888,832
Media - 2.4%
Comcast Corp.:
Class A (a)	679	16,004
Class A (special) (a)	252,400	5,701,716
Cox Communications, Inc. Class A (a)	34,800	988,320
E.W. Scripps Co. Class A	314,700	24,216,165
Entercom Communications Corp. Class A (a)	13,100	614,652
Fox Entertainment Group, Inc. Class A (a)	656,100	17,012,673
Gannett Co., Inc.	32,000	2,297,600
Getty Images, Inc. (a)	58,500	1,787,175
LIN TV Corp. Class A	216,900	5,281,515
McGraw-Hill Companies, Inc.	106,200	6,418,728
Meredith Corp.	100,300	4,123,333
Pearson PLC sponsored ADR	223,900	2,093,465
Pixar (a)	229,500	12,161,205
Reader's Digest Association, Inc. (non-vtg.)	59,600	899,960
Reed Elsevier PLC	633,200	5,426,516
The McClatchy Co. Class A	16,300	924,699
The New York Times Co. Class A	98,400	4,499,832
Tribune Co.	172,600	7,846,396
Viacom, Inc. Class B (non-vtg.) (a)	1,367,336	55,732,615
Washington Post Co. Class B	21,300	15,719,400
Westwood One, Inc. (a)	216,100	8,073,496
		181,835,465
Multiline Retail - 0.8%
99 Cents Only Stores (a)	1,011,566	27,170,663
Costco Wholesale Corp. (a)	157,100	4,408,226
JCPenney Co., Inc.	731,200	16,824,912
Kohl's Corp. (a)	7,000	391,650
Marks & Spencer Group PLC	2,125,800	10,787,021
		59,582,472
Specialty Retail - 4.8%
Advance Auto Parts, Inc. (a)	320,500	15,672,450
Aeropostale, Inc.	46,500	491,505
AutoZone, Inc. (a)	892,900	63,083,385
Bed Bath & Beyond, Inc. (a)	1,254,900	43,331,697
Chico's FAS, Inc. (a)	344,500	6,514,495
Hennes & Mauritz AB (H&M) (B Shares)	229,200	4,435,107
Hot Topic, Inc. (a)	149,200	3,413,696
Inditex SA	157,600	3,724,600
Lowe's Companies, Inc.	1,809,700	67,863,750
Michaels Stores, Inc. (a)	380,800	11,919,040
Pacific Sunwear of California, Inc. (a)	161,550	2,857,820
PETCO Animal Supplies, Inc.	545,200	12,778,943
PETsMART, Inc. (a)	1,226,900	21,016,797
Pier 1 Imports, Inc.	487,200	9,222,696
Ross Stores, Inc.	356,300	15,103,557
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Talbots, Inc.	21,400	$ 589,142
TJX Companies, Inc.	2,249,200	43,904,384
Too, Inc. (a)	232,300	5,463,696
Urban Outfitters, Inc. (a)	200,900	4,735,213
Weight Watchers International, Inc. (a)	509,300	23,412,521
Williams-Sonoma, Inc. (a)	205,900	5,590,185
		365,124,679
Textiles Apparel & Luxury Goods - 0.8%
Burberry Ltd.	2,494,338	9,020,700
Coach, Inc. (a)	648,462	21,347,369
Delta Woodside Industries, Inc. (a)	22,175	109,101
Fossil, Inc. (a)	48,900	994,626
Liz Claiborne, Inc.	515,200	15,275,680
Puma AG	92,690	6,328,409
Reebok International Ltd. (a)	90,400	2,657,760
		55,733,645
TOTAL CONSUMER DISCRETIONARY		1,185,089,455
CONSUMER STAPLES - 13.4%
Beverages - 2.6%
Anheuser-Busch Companies, Inc.	1,018,500	49,295,400
Diageo PLC	3,001,523	32,637,285
Molson, Inc. Class A	642,100	13,660,399
Pepsi Bottling Group, Inc.	689,900	17,730,430
PepsiCo, Inc.	2,079,750	87,807,045
		201,130,559
Food & Drug Retailing - 2.0%
George Weston Ltd.	275,910	15,837,231
J. Sainsbury PLC	2,435,570	10,936,644
Loblaw Companies Ltd.	191,310	6,510,843
Safeway PLC	679,698	2,334,929
Sysco Corp.	1,250,900	37,264,311
Tesco PLC	4,986,800	15,584,478
Walgreen Co.	42,500	1,240,575
Whole Foods Market, Inc. (a)	1,057,507	55,762,344
William Morrison Supermarkets PLC	2,039,734	7,097,344
Winn-Dixie Stores, Inc.	178,500	2,727,480
		155,296,179
Food Products - 2.1%
American Italian Pasta Co. Class A (a)	142,200	5,116,356
Bunge Ltd.	19,800	476,388
Cadbury Schweppes PLC	2,124,534	13,244,734
Del Monte Foods Co. (a)	28,269	217,671
H.J. Heinz Co.	63,300	2,080,671
Hershey Foods Corp.	496,400	33,477,216
Kraft Foods, Inc. Class A	1,829,570	71,225,160
Nestle SA (Reg.)	52,633	11,162,844
Saputo, Inc.	213,300	3,371,179
Sara Lee Corp.	96,300	2,167,713

	Shares	Value (Note 1)
The J.M. Smucker Co.	34,307	$ 1,365,762
Wm. Wrigley Jr. Co.	230,700	12,660,816
		156,566,510
Household Products - 3.3%
Colgate-Palmolive Co.	4,617,030	242,070,883
Procter & Gamble Co.	64,200	5,517,348
		247,588,231
Personal Products - 3.4%
Avon Products, Inc.	3,458,428	186,305,516
Gillette Co.	2,250,100	68,313,036
		254,618,552
TOTAL CONSUMER STAPLES		1,015,200,031
ENERGY - 4.6%
Energy Equipment & Services - 0.4%
Baker Hughes, Inc.	158,300	5,095,677
Carbo Ceramics, Inc.	27,000	909,900
ENSCO International, Inc.	118,600	3,492,770
Schlumberger Ltd. (NY Shares)	235,200	9,899,568
Smith International, Inc. (a)	372,920	12,164,650
Willbros Group, Inc. (a)	248,200	2,040,204
		33,602,769
Oil & Gas - 4.2%
Apache Corp.	184,500	10,514,655
BP PLC sponsored ADR	1,275,232	51,838,181
EnCana Corp.	5,119,412	158,827,779
EOG Resources, Inc.	68,600	2,738,512
Exxon Mobil Corp.	398,742	13,932,045
Murphy Oil Corp.	416,800	17,859,880
Niko Resources Ltd.	2,100	34,459
Noble Energy, Inc.	126,600	4,753,830
Petro-Canada	91,300	2,840,096
Pogo Producing Co.	144,700	5,390,075
Premcor, Inc.	220,200	4,895,046
Suncor Energy, Inc.	983,580	15,451,521
Talisman Energy, Inc.	212,870	7,696,788
Thunder Energy, Inc. (a)	44,400	155,314
TotalFinaElf SA sponsored ADR	265,800	19,004,700
Valero Energy Corp.	2,100	77,574
XTO Energy, Inc.	74,000	1,827,800
		317,838,255
TOTAL ENERGY		351,441,024
FINANCIALS - 17.6%
Banks - 5.7%
Allied Irish Banks PLC	317,900	4,365,623
Australia & New Zealand Banking Group Ltd.	686,261	6,681,405
Bank of America Corp.	203,500	14,157,495
Bank of Ireland	2,080,540	21,384,874
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Bank One Corp.	505,600	$ 18,479,680
Commerce Bancorp, Inc., New Jersey	1,118,817	48,321,706
Danske Bank AS	70,200	1,161,381
Fifth Third Bancorp	2,075,980	121,548,629
First BanCorp Puerto Rico	5,400	122,040
First Community Bancorp, California	25,700	846,327
Golden West Financial Corp., Delaware	784,500	56,334,945
Lloyds TSB Group PLC	21,500	154,469
M&T Bank Corp.	369,300	29,303,955
National Australia Bank Ltd.	255,000	4,543,211
NetBank, Inc. (a)	8,300	80,344
North Fork Bancorp, Inc. New York	742,900	25,065,446
Popular, Inc.	87,500	2,957,500
Royal Bank of Scotland Group PLC	2,246,169	53,841,102
SouthTrust Corp.	725,000	18,016,250
Texas Regional Bancshares, Inc. Class A	11,700	415,830
W Holding Co., Inc.	212,750	3,491,228
Wells Fargo & Co.	21,300	998,331
		432,271,771
Diversified Financials - 2.3%
Bear Stearns Companies, Inc.	10,100	599,940
Doral Financial Corp.	509,850	14,581,710
Fannie Mae	371,700	23,911,461
MBNA Corp.	85,050	1,617,651
Merrill Lynch & Co., Inc.	654,400	24,834,480
Moody's Corp.	746,200	30,810,598
SLM Corp.	774,700	80,460,342
		176,816,182
Insurance - 9.4%
ACE Ltd.	313,400	9,195,156
AFLAC, Inc.	312,500	9,412,500
Allstate Corp.	1,067,200	39,475,728
American International Group, Inc.	1,998,814	115,631,390
Arch Capital Group Ltd. (a)	142,600	4,444,842
Berkshire Hathaway, Inc.:
Class A (a)	3,219	234,182,250
Class B (a)	2,900	7,026,700
Brown & Brown, Inc.	74,800	2,417,536
Cincinnati Financial Corp.	269,100	10,104,705
Commerce Group, Inc., Massachusetts	6,200	232,438
Everest Re Group Ltd.	665,380	36,795,514
IPC Holdings Ltd. (a)	151,600	4,781,464
Markel Corp. (a)	37,950	7,798,725
MetLife, Inc.	495,800	13,406,432
Montpelier Re Holdings Ltd.	581,600	16,750,080
Ohio Casualty Corp. (a)	150,900	1,954,155
Old Republic International Corp.	86,300	2,416,400
PartnerRe Ltd.	416,400	21,577,848
Progressive Corp.	234,900	11,658,087

	Shares	Value (Note 1)
RenaissanceRe Holdings Ltd.	652,265	$ 25,829,694
SAFECO Corp.	425,800	14,762,486
The Chubb Corp.	370,400	19,334,880
The PMI Group, Inc.	116,400	3,496,656
Travelers Property Casualty Corp. Class A	1,142,604	16,739,149
Unitrin, Inc.	130,100	3,801,522
USI Holdings Corp.	320,000	3,760,000
W.R. Berkley Corp.	132,300	5,240,403
Willis Group Holdings Ltd. (a)	1,192,200	34,180,374
XL Capital Ltd. Class A	384,800	29,725,800
Zenith National Insurance Corp.	216,100	5,082,672
		711,215,586
Real Estate - 0.2%
Duke Realty Corp.	74,152	1,887,168
Equity Residential (SBI)	340,500	8,369,490
ResortQuest International, Inc. (a)	192,100	724,217
		10,980,875
TOTAL FINANCIALS		1,331,284,414
HEALTH CARE - 15.1%
Biotechnology - 0.6%
Affymetrix, Inc. (a)	11,700	267,813
Amylin Pharmaceuticals, Inc. (a)	365,500	5,899,170
Charles River Labs International, Inc. (a)	293,000	11,274,640
Genentech, Inc. (a)	26,900	892,004
Gilead Sciences, Inc. (a)	539,880	18,355,920
IDEXX Laboratories, Inc. (a)	31,050	1,019,993
MedImmune, Inc. (a)	85,900	2,333,903
Neurocrine Biosciences, Inc. (a)	143,600	6,556,776
		46,600,219
Health Care Equipment & Supplies - 4.9%
Advanced Neuromodulation Systems, Inc. (a)	43,300	1,519,830
Alcon, Inc.	914,900	36,092,805
American Medical Systems Holdings, Inc. (a)	98,800	1,601,548
Bio-Rad Laboratories, Inc. Class A (a)	81,000	3,134,700
Biomet, Inc.	224,700	6,439,902
Biosite, Inc. (a)	127,100	4,323,942
Boston Scientific Corp. (a)	1,002,000	42,605,040
Centerpulse AG (Reg.) (a)	11,760	2,051,509
CTI Molecular Imaging, Inc.	535,900	13,215,294
Cytyc Corp. (a)	60,000	612,000
DENTSPLY International, Inc.	1,060,262	39,441,746
Edwards Lifesciences Corp. (a)	59,400	1,512,918
ICU Medical, Inc. (a)	29,250	1,091,025
Medtronic, Inc.	191,000	8,709,600
Mentor Corp.	26,700	1,027,950
Nobel Biocare Holding AG (Switzerland) (a)	61,120	3,933,093
Smith & Nephew PLC	9,900,953	60,687,639
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
St. Jude Medical, Inc. (a)	321,776	$ 12,780,943
Steris Corp. (a)	115,000	2,788,750
Stryker Corp.	186,500	12,517,880
Varian Medical Systems, Inc. (a)	384,700	19,081,120
Zimmer Holdings, Inc. (a)	2,281,002	94,707,203
		369,876,437
Health Care Providers & Services - 5.7%
Accredo Health, Inc. (a)	85,450	3,012,113
Advisory Board Co. (a)	149,700	4,476,030
AMN Healthcare Services, Inc. (a)	254,200	4,298,522
Anthem, Inc. (a)	116,107	7,303,130
Caremark Rx, Inc. (a)	166,164	2,700,165
Covance, Inc. (a)	4,400	108,196
HCA, Inc.	1,465,216	60,806,464
Health Management Associates, Inc. Class A	2,613,090	46,774,311
Inveresk Research Group, Inc.	21,300	459,654
Mid Atlantic Medical Services, Inc. (a)	33,400	1,082,160
Odyssey Healthcare, Inc. (a)	19,700	683,590
Patterson Dental Co. (a)	1,426,500	62,395,110
PDI, Inc. (a)	9,500	102,515
Tenet Healthcare Corp. (a)	2,279,850	37,389,540
UnitedHealth Group, Inc.	1,966,100	164,169,350
WebMD Corp. (a)	1,442,800	12,335,940
Wellpoint Health Networks, Inc. (a)	322,196	22,927,467
		431,024,257
Pharmaceuticals - 3.9%
Altana AG	37,550	1,714,933
Aventis SA (France)	167,500	9,076,825
Barr Laboratories, Inc. (a)	28,600	1,861,574
Biovail Corp. (a)	106,290	2,843,999
Eli Lilly & Co.	7,500	476,250
Forest Laboratories, Inc. (a)	128,000	12,572,160
InterMune, Inc. (a)	19,000	484,690
Johnson & Johnson	2,126,750	114,227,743
King Pharmaceuticals, Inc. (a)	42,900	737,451
Merck & Co., Inc.	545,100	30,858,111
Novo-Nordisk AS Series B	158,500	4,583,257
Pfizer, Inc.	2,613,565	79,896,682
Schering AG	74,900	3,259,525
Schering-Plough Corp.	144,500	3,207,900
Teva Pharmaceutical Industries Ltd. sponsored ADR	724,100	27,957,501
Wyeth	33,600	1,256,640
		295,015,241
TOTAL HEALTH CARE		1,142,516,154

	Shares	Value (Note 1)
INDUSTRIALS - 13.4%
Aerospace & Defense - 3.9%
Lockheed Martin Corp.	4,912,940	$ 283,722,281
MTC Technologies, Inc.	67,300	1,702,690
United Defense Industries, Inc.	40,600	945,980
Veridian Corp.	369,000	7,874,460
		294,245,411
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	1,222,516	38,142,499
CNF, Inc.	56,100	1,864,764
Expeditors International of Washington, Inc.	13,600	444,040
United Parcel Service, Inc. Class B	370,200	23,352,216
UTI Worldwide, Inc.	20,100	527,625
		64,331,144
Airlines - 1.4%
JetBlue Airways Corp.	789,030	21,303,810
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/04 (a)	192,400	1,363,505
sponsored ADR (a)	2,051,620	80,341,439
Southwest Airlines Co.	124,130	1,725,407
		104,734,161
Building Products - 0.1%
American Standard Companies, Inc. (a)	53,500	3,805,990
Commercial Services & Supplies - 2.4%
Apollo Group, Inc. Class A (a)	610,000	26,840,000
Aramark Corp. Class B	307,550	7,227,425
Avery Dennison Corp.	192,700	11,770,116
Brambles Industries Ltd.	478,613	1,262,296
Carlisle Holdings Ltd. (non-vtg.) (a)	205,500	565,125
Cintas Corp.	22,100	1,011,075
Corinthian Colleges, Inc. (a)	533,141	20,184,718
Corporate Executive Board Co. (a)	23,400	746,928
Dun & Bradstreet Corp. (a)	50,100	1,727,949
Education Management Corp. (a)	42,400	1,594,240
First Data Corp.	2,483,000	87,923,030
H&R Block, Inc.	405,200	16,289,040
Hewitt Associates, Inc.	166,100	5,263,709
Ionics, Inc. (a)	42,800	975,840
		183,381,491
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	307,020	10,929,912
Electrical Equipment - 0.1%
American Power Conversion Corp. (a)	374,600	5,675,190
Cooper Industries Ltd. Class A	64,700	2,358,315
		8,033,505
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 3.1%
3M Co.	1,825,510	$ 225,085,383
Tomkins PLC	1,398,900	4,281,627
Tyco International Ltd.	112,500	1,921,500
		231,288,510
Machinery - 0.7%
AGCO Corp. (a)	63,800	1,409,980
Danaher Corp.	668,022	43,889,045
Deere & Co.	117,800	5,401,130
Donaldson Co., Inc.	21,900	788,400
PACCAR, Inc.	2,070	95,489
SPX Corp. (a)	29,900	1,119,755
		52,703,799
Road & Rail - 0.8%
Arkansas Best Corp. (a)	20,130	522,998
Canadian National Railway Co.	454,050	18,848,721
Canadian Pacific Railway Ltd.	59,050	1,169,883
Heartland Express, Inc.	390,200	8,939,872
Knight Transportation, Inc. (a)	157,900	3,315,900
Landstar System, Inc. (a)	129,900	7,580,964
Norfolk Southern Corp.	59,200	1,183,408
P.A.M. Transportation Services, Inc. (a)	49,997	1,260,424
Swift Transportation Co., Inc. (a)	876,214	17,540,052
Werner Enterprises, Inc.	62,700	1,349,931
		61,712,153
Trading Companies & Distributors - 0.0%
Fastenal Co.	15,912	594,950
MSC Industrial Direct, Inc. Class A (a)	2,300	40,825
		635,775
TOTAL INDUSTRIALS		1,015,801,851
INFORMATION TECHNOLOGY - 3.0%
Communications Equipment - 0.1%
CIENA Corp. (a)	429,300	2,206,602
Cisco Systems, Inc. (a)	21,400	280,340
Comverse Technology, Inc. (a)	27,900	279,558
Motorola, Inc.	215,000	1,859,750
Netscreen Technologies, Inc.	142,800	2,404,752
Nokia Corp. sponsored ADR	21,500	333,250
Sycamore Networks, Inc. (a)	384,500	1,111,205
		8,475,457
Computers & Peripherals - 0.2%
Dell Computer Corp. (a)	219,445	5,867,959
Lexmark International, Inc. Class A (a)	32,300	1,954,150
Logitech International SA (Reg.) (a)	219,903	6,566,051
SanDisk Corp. (a)	109,900	2,230,970
		16,619,130

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.3%
Amphenol Corp. Class A (a)	4,675	$ 177,650
Flir Systems, Inc. (a)	395,500	19,300,400
Symbol Technologies, Inc.	166,000	1,364,520
Thermo Electron Corp. (a)	53,732	1,081,088
Waters Corp. (a)	59,300	1,291,554
		23,215,212
Internet Software & Services - 0.5%
Expedia, Inc. (a)	108,200	7,241,848
Keynote Systems, Inc. (a)	520,000	4,014,400
PEC Solutions, Inc. (a)	16,100	481,390
WebEx Communications, Inc. (a)	316,592	4,748,880
Yahoo!, Inc. (a)	1,243,900	20,337,765
		36,824,283
IT Consulting & Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	155,000	8,160,750
Anteon International Corp.	143,400	3,441,600
CACI International, Inc. Class A (a)	21,400	762,696
Cognizant Technology Solutions Corp. Class A (a)	24,000	1,733,520
ManTech International Corp. Class A	138,100	2,633,567
SRA International, Inc. Class A	120,400	3,261,636
		19,993,769
Office Electronics - 0.1%
Canon, Inc.	107,000	3,942,950
Zebra Technologies Corp. Class A (a)	68,000	3,896,400
		7,839,350
Semiconductor Equipment & Products - 0.5%
Linear Technology Corp.	2,100	54,012
Microchip Technology, Inc.	342,500	8,374,125
NVIDIA Corp. (a)	56,500	650,315
O2Micro International Ltd. (a)	118,200	1,152,332
Samsung Electronics Co. Ltd.	117,600	31,133,940
Silicon Laboratories, Inc. (a)	1,800	34,344
Skyworks Solutions, Inc. (a)	106,900	921,478
STMicroelectronics NV (NY Shares)	4,200	81,942
		42,402,488
Software - 1.0%
Adobe Systems, Inc.	43,800	1,086,284
Agile Software Corp. (a)	31,100	240,714
BEA Systems, Inc. (a)	218,700	2,508,489
Business Objects SA sponsored ADR (a)	21,500	322,500
Cadence Design Systems, Inc. (a)	48,100	567,099
Check Point Software Technologies Ltd. (a)	188,400	2,443,548
Citrix Systems, Inc. (a)	542,200	6,679,904
Electronic Arts, Inc. (a)	194,916	9,700,969
Microsoft Corp. (a)	136,200	7,041,540
Network Associates, Inc. (a)	1,103,700	17,758,533
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Symantec Corp. (a)	624,641	$ 25,304,207
Verisity Ltd. (a)	31,200	594,672
		74,248,459
TOTAL INFORMATION TECHNOLOGY		229,618,148
MATERIALS - 6.1%
Chemicals - 0.7%
Dow Chemical Co.	128,900	3,828,330
Ecolab, Inc.	447,900	22,171,050
Ferro Corp.	81,900	2,000,817
Methanex Corp.	423,770	3,584,647
Sigma Aldrich Corp.	15,400	749,980
Syngenta AG sponsored ADR	182,900	2,107,008
The Scotts Co. Class A (a)	35,500	1,740,920
Valspar Corp.	310,800	13,731,144
		49,913,896
Construction Materials - 0.1%
Florida Rock Industries, Inc.	87,400	3,325,570
Lafarge North America, Inc.	26	854
Vulcan Materials Co.	87,900	3,296,250
		6,622,674
Containers & Packaging - 0.1%
Ball Corp.	74,939	3,836,127
Bemis Co., Inc.	32,000	1,588,160
Peak International Ltd. (a)	200,000	758,000
		6,182,287
Metals & Mining - 5.1%
Aber Diamond Corp. (a)	287,000	5,612,956
Agnico-Eagle Mines Ltd.	305,300	4,530,083
Alcoa, Inc.	95,400	2,173,212
Anglo American PLC ADR	1,054,300	15,392,780
Anglogold Ltd. sponsored ADR	212,900	7,293,954
BHP Billiton PLC	316,879	1,693,452
Compania de Minas Buenaventura SA sponsored ADR	643,400	16,979,326
Echo Bay Mines Ltd. (a)	6,057,600	7,551,292
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,452,992	24,381,206
Glamis Gold Ltd. (a)	201,200	2,277,784
Gold Fields Ltd. New	2,516,072	35,199,467
Goldcorp, Inc.	3,956,160	50,474,190
Harmony Gold Mining Co. Ltd.	792,358	13,590,412
Impala Platinum Holdings Ltd.	105,500	6,708,768
Inco Ltd. (a)	91,200	1,936,180
Kinross Gold Corp. (a)	871,200	2,144,339
Kumba Resources Ltd.	1,657,635	6,295,551
Liquidmetal Technologies	322,300	3,313,244
Meridian Gold, Inc. (a)	674,500	11,900,165
Newcrest Mining Ltd.	745,700	3,012,837

	Shares	Value (Note 1)
Newmont Mining Corp. Holding Co.	3,033,001	$ 88,048,019
Newmont Mining Corp. Holding Co. unit	1,309,031	3,775,653
Nucor Corp.	4,600	189,980
Pechiney SA Series A	55,120	1,935,189
Rio Tinto PLC (Reg.)	2,837,200	56,673,524
SouthernEra Resources Ltd. (a)	236,100	986,566
TVX Gold, Inc. (a)	258,000	4,100,630
Xstrata PLC (a)	574,400	6,005,203
		384,175,962
Paper & Forest Products - 0.1%
Bowater, Inc.	21,500	901,925
Sappi Ltd.	746,991	9,979,636
		10,881,561
TOTAL MATERIALS		457,776,380
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.1%
AT&T Corp.	420	10,966
CenturyTel, Inc.	128,500	3,775,330
Swisscom AG sponsored ADR	170,500	4,860,955
		8,647,251
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	483,800	5,587,890
Triton PCS Holdings, Inc. Class A (a)	236,800	930,624
Vimpel Communications sponsored ADR (a)	133,000	4,257,330
Vodafone Group PLC sponsored ADR	874,600	15,847,752
		26,623,596
TOTAL TELECOMMUNICATION SERVICES		35,270,847
UTILITIES - 0.1%
Electric Utilities - 0.1%
DTE Energy Co.	109,300	5,071,520
Southern Co.	79,540	2,258,141
		7,329,661
Multi-Utilities & Unregulated Power - 0.0%
Equitable Resources, Inc.	38,300	1,342,032
SCANA Corp.	29,200	904,032
		2,246,064
TOTAL UTILITIES		9,575,725
TOTAL COMMON STOCKS (Cost $6,158,727,575)		6,773,574,029
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Diversified Financials - 0.0%
Xerox Capital Trust II $3.75 (c)	38,000	2,030,416
Convertible Preferred Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 0.1%
St. Paul Companies, Inc. $4.50	115,700	$ 7,621,738
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $9,569,049)	9,652,154
Convertible Bonds - 0.4%
	Principal Amount
INFORMATION TECHNOLOGY - 0.1%
Semiconductor Equipment & Products - 0.1%
Burr-Brown Corp. 4.25% 2/15/07	$ 430,000	431,634
LSI Logic Corp.:
4% 2/15/05	3,940,000	3,491,825
4% 11/1/06	7,270,000	5,925,050
		9,848,509
MATERIALS - 0.2%
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 1/31/06 (c)	5,025,000	7,170,047
8.25% 1/31/06	3,440,000	4,908,450
		12,078,497
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	11,480,000	8,251,824
TOTAL CONVERTIBLE BONDS (Cost $25,642,950)		30,178,830
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 1.18% to 1.38% 1/30/03 to 2/27/03 (d)	3,250,000	3,246,589
U.S. Treasury Bonds 6.875% 8/15/25	8,800,000	11,130,284
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,688,902)		14,376,873
Floating Rate Loans - 0.1%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche B term loan 4.085% 9/30/10 (e)	$ 2,000,000	$ 1,930,000
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Nextel Finance Co.:
Tranche B term loan 4.817% 6/30/08 (e)	3,381,525	3,111,003
Tranche C term loan 5.067% 12/31/08 (e)	3,381,525	3,111,003
		6,222,006
TOTAL FLOATING RATE LOANS (Cost $7,600,314)		8,152,006
Money Market Funds - 10.7%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	723,801,350	723,801,350
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	86,511,332	86,511,332
TOTAL MONEY MARKET FUNDS (Cost $810,312,682)		810,312,682
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $7,024,541,472)	7,646,246,574
NET OTHER ASSETS - (0.9)%	(66,569,306)
NET ASSETS - 100%	$ 7,579,677,268
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
238 S&P 500 Index Contracts	March 2003	$ 52,294,550	$ (1,225,140)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,200,463 or 0.1% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,902,038.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $6,315,332,295 and $6,790,730,011, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $7,487,109, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $469,074 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows (unaudited):
United States of America	80.5%
United Kingdom	5.2
Canada	4.7
Bermuda	2.1
Japan	1.6
Ireland	1.5
South Africa	1.1
Switzerland	1.0
Others (individually less than 1%)	2.3
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $8,152,006 or 0.1% of net assets.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $1,338,657,000 of which $675,098,000 and $663,559,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $82,403,118) (cost $7,024,541,472) - See accompanying schedule		$ 7,646,246,574
Cash		16,913
Foreign currency held at value (cost $14,673)		15,060
Receivable for investments sold		36,346,488
Receivable for fund shares sold		7,511,272
Dividends receivable		4,940,154
Interest receivable		1,746,908
Receivable for daily variation on futures contracts		61,199
Other receivables		352,607
Total assets		7,697,237,175

Liabilities
Payable for investments purchased	$ 19,174,875
Payable for fund shares redeemed	7,627,424
Accrued management fee	3,689,809
Distribution fees payable	187,088
Other payables and accrued expenses	369,379
Collateral on securities loaned, at value	86,511,332
Total liabilities		117,559,907

Net Assets		$ 7,579,677,268
Net Assets consist of:
Paid in capital		$ 8,294,431,991
Undistributed net investment income		34,847,840
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,370,107,847)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		620,505,284
Net Assets		$ 7,579,677,268

Initial Class: Net Asset Value, offering price and redemption price per share ($5,956,027,805 ÷ 329,079,302 shares)		$ 18.10

Service Class: Net Asset Value, offering price and redemption price per share ($1,183,683,146 ÷ 65,610,667 shares)		$ 18.04

Service Class 2: Net Asset Value, offering price and redemption price per share ($439,156,696 ÷ 24,460,629 shares)		$ 17.95

Service Class 2R: Net Asset Value, offering price and redemption price per share ($809,621 ÷ 45,096 shares)		$ 17.95

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 75,317,392
Interest		15,897,343
Security lending		894,361
Total income		92,109,096

Expenses
Management fee	$ 47,191,802
Transfer agent fees	5,565,437
Distribution fees	2,033,478
Accounting and security lending fees	822,521
Non-interested trustees' compensation	26,507
Custodian fees and expenses	703,353
Audit	53,500
Legal	50,490
Miscellaneous	472,136
Total expenses before reductions	56,919,224
Expense reductions	(2,888,295)	54,030,929
Net investment income (loss)		38,078,167
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(629,371,715)
Foreign currency transactions	465,862
Futures contracts	(8,604,867)
Total net realized gain (loss)		(637,510,720)
Change in net unrealized appreciation (depreciation) on: Investment securities	(205,874,007)
Assets and liabilities in foreign currencies	10,295
Futures contracts	(1,225,140)
Total change in net unrealized appreciation (depreciation)		(207,088,852)
Net gain (loss)		(844,599,572)
Net increase (decrease) in net assets resulting from operations		$ (806,521,405)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,078,167	$ 65,026,266
Net realized gain (loss)	(637,510,720)	(610,968,922)
Change in net unrealized appreciation (depreciation)	(207,088,852)	(676,288,551)
Net increase (decrease) in net assets resulting from operations	(806,521,405)	(1,222,231,207)
Distributions to shareholders from net investment income	(65,347,191)	(69,399,586)
Distributions to shareholders from net realized gain	-	(248,845,348)
Total distributions	(65,347,191)	(318,244,934)
Share transactions - net increase (decrease)	46,140,066	102,246,420
Redemption fees	49	-
Total increase (decrease) in net assets	(825,728,481)	(1,438,229,721)
Net Assets
Beginning of period	8,405,405,749	9,843,635,470
End of period (including undistributed net investment income of $34,847,840 and undistributed net investment income of $62,524,412, respectively)	$ 7,579,677,268	$ 8,405,405,749
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
Shares Sold	56,833,322	17,332,750	16,787,773	45,893
Reinvested	2,820,242	432,111	91,835	-
Redeemed	(77,031,143)	(12,025,142)	(4,005,858)	(797)
Net increase (decrease)	(17,377,579)	5,739,719	12,873,750	45,096
Dollars Sold	$ 1,102,958,554	$ 329,197,923	$ 318,907,897	$ 843,220
Reinvested	55,135,751	8,426,160	1,785,280	-
Redeemed	(1,469,720,893)	(226,436,407)	(74,942,997)	(14,422)
Net increase (decrease)	$ (311,626,588)	$ 111,187,676	$ 245,750,180	$ 828,798
Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	46,135,846	13,891,953	9,228,820
Reinvested	12,488,712	1,820,820	134,574
Redeemed	(70,827,054)	(8,440,108)	(1,242,618)
Net increase (decrease)	(12,202,496)	7,272,665	8,120,776
Dollars Sold	$ 938,388,669	$ 284,903,951	$ 185,001,257
Reinvested	275,251,203	40,039,821	2,953,910
Redeemed	(1,431,503,158)	(168,326,292)	(24,462,941)
Net increase (decrease)	$ (217,863,286)	$ 156,617,480	$ 163,492,226
Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -
From net realized gain	-	-	-	-
Total	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 60,769,746	$ 8,007,964	$ 621,876
From net realized gain	214,481,457	32,031,857	2,332,034
Total	$ 275,251,203	$ 40,039,821	$ 2,953,910

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.13	$ 23.75	$ 29.15	$ 24.44	$ 19.94
Income from Investment Operations
Net investment income (loss)C	.10	.16	.17	.12	.13
Net realized and unrealized gain (loss)	(1.97)	(3.01)	(1.84)	5.59	5.54
Total from investment operations	(1.87)	(2.85)	(1.67)	5.71	5.67
Distributions from net investment income	(.16)	(.17)	(.11)	(.12)	(.14)
Distributions from net realized gain	-	(.60)	(3.62)	(.88)	(1.03)
Total distributions	(.16)	(.77)	(3.73)	(1.00)	(1.17)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.10	$ 20.13	$ 23.75	$ 29.15	$ 24.44
Total ReturnA,B	(9.35)%	(12.28)%	(6.58)%	24.25%	29.98%
Ratios to Average Net AssetsD
Expenses before expense reductions	.68%	.68%	.66%	.67%	.70%
Expenses net of voluntary waivers, if any	.68%	.68%	.66%	.67%	.70%
Expenses net of all reductions	.64%	.64%	.63%	.65%	.66%
Net investment income (loss)	.50%	.77%	.69%	.48%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,956,028	$ 6,972,615	$ 8,516,464	$ 9,005,129	$ 6,388,592
Portfolio turnover rate	84%	140%	177%	172%	201%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.06	$ 23.67	$ 29.10	$ 24.42	$ 19.93
Income from Investment Operations
Net investment income (loss)C	.08	.14	.15	.10	.11
Net realized and unrealized gain (loss)	(1.96)	(3.00)	(1.85)	5.58	5.55
Total from investment operations	(1.88)	(2.86)	(1.70)	5.68	5.66
Distributions from net investment income	(.14)	(.15)	(.11)	(.12)	(.14)
Distributions from net realized gain	-	(.60)	(3.62)	(.88)	(1.03)
Total distributions	(.14)	(.75)	(3.73)	(1.00)	(1.17)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.04	$ 20.06	$ 23.67	$ 29.10	$ 24.42
Total ReturnA,B	(9.42)%	(12.36)%	(6.71)%	24.15%	29.94%
Ratios to Average Net AssetsD
Expenses before expense reductions	.78%	.78%	.76%	.78%	.80%
Expenses net of voluntary waivers, if any	.78%	.78%	.76%	.78%	.80%
Expenses net of all reductions	.74%	.74%	.74%	.75%	.75%
Net investment income (loss)	.39%	.67%	.59%	.37%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,183,683	$ 1,201,105	$ 1,245,222	$ 775,216	$ 152,553
Portfolio turnover rate	84%	140%	177%	172%	201%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 23.64	$ 28.20
Income from Investment Operations
Net investment income (loss)E	.05	.10	.10
Net realized and unrealized gain (loss)	(1.96)	(2.98)	(.93)
Total from investment operations	(1.91)	(2.88)	(.83)
Distributions from net investment income	(.14)	(.16)	(.11)
Distributions from net realized gain	-	(.60)	(3.62)
Total distributions	(.14)	(.76)	(3.73)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 17.95	$ 20.00	$ 23.64
Total ReturnB,C,D	(9.60)%	(12.47)%	(3.86)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.93%	.94%	.92%A
Expenses net of voluntary waivers, if any	.93%	.94%	.92%A
Expenses net of all reductions	.90%	.90%	.90%A
Net investment income (loss)	.24%	.52%	.43%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 439,157	$ 231,686	$ 81,950
Portfolio turnover rate	84%	140%	177%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.49
Income from Investment Operations
Net investment income (loss)E	.03
Net realized and unrealized gain (loss)	(2.57)
Total from investment operations	(2.54)
Redemption fees added to paid in capitalE	-
Net asset value, end of period	$ 17.95
Total ReturnB,C,D	(12.40)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.96%A
Expenses net of voluntary waivers, if any	.96%A
Expenses net of all reductions	.92%A
Net investment income (loss)	.23%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 810
Portfolio turnover rate	84%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® VIP: Equity-Income - Initial Class	-16.95%	0.31%	9.79%
Russell 3000® Value	-15.18%	1.19%	10.74%
Variable Annuity Equity Income Objective Funds Average	-16.75%	0.52%	8.53%
Variable Annuity Equity Income Classification Funds Average	-16.75%	0.52%	8.53%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. You can also compare the Initial Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Equity-Income Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Stephen Petersen, Portfolio Manager of Fidelity Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. For the 12-month period ending December 31, 2002, the fund underperformed the Russell 3000 Value Index and the Lipper Inc. variable annuity equity income objective funds average, which fell 15.18% and 16.75%, respectively. The fund invests primarily in large-cap stocks and keeps a very low percentage of its assets in cash or fixed-income securities. During the period, its focus on large-cap stocks hurt its performance relative to the Russell index because, in addition to large-caps, the index also incorporates small- and mid-cap stocks, which held up comparatively well. Though some competitors held a component of fixed-income securities - which generally performed better than equities - the fund only modestly underperformed the Lipper average.

Q. Why was this such a difficult period for equity investors?

A. Concerns about the slow economy, corporate governance and the threat of war with Iraq continued to haunt the equity markets, even in the face of such good news as low interest rates and slowly improving business fundamentals. Though there appeared to be some indications during the latter part of the year that the economy was improving, negative sentiment about credit quality and the ability of companies to raise capital drove stock prices lower in December.

Q. What strategies did you pursue in this tough investing climate?

A. I kept the fund's sector weightings relatively constant and focused on stocks of companies that were attractively valued and paid dividends. With widespread weakness, especially during the second half of the year, I found attractively valued stocks and added to holdings or started new positions across a wide spectrum of industries and sectors. Energy stocks had particularly attractive valuations in an improving environment of rising demand. I also focused on financial stocks, which represented by far the largest sector weighting in the portfolio at the end of the period and which generally delivered modestly positive performance, benefiting from low interest rates among other factors. Unfortunately though, the fund held a number of companies that were negatively affected by the fallout from the Enron scandal. In addition, our pharmaceutical holdings were hurt by investors' concerns that the industry's future growth could be slower than in the past.

Q. Which stocks helped the fund's performance?

A. Oil company TotalFinaElf had a number of development projects that led to more and faster production, increasing its volume growth and helping its stock performance. Entergy, an electric utility company, was one of the best-performing utilities during the period. It wisely avoided overextending itself, while many competitors fell into the trap of creating excess capacity that lowered prices and ultimately cut into revenues. Financial holdings Bank of America and Wells Fargo enjoyed modestly positive performance, helped by an improving environment for banks due to better-than-expected credit trends. Bank of America, one of the fund's larger holdings, also successfully cut costs and streamlined operations following its merger with NationsBank, and it avoided the riskier lending practices that came back to haunt competitors when the economy slowed.

Q. Which stocks detracted from performance?

A. Citigroup, J.P. Morgan Chase and Bank of New York all performed poorly, as their extensive capital market operations came under pressure during the year. Additionally, J.P. Morgan Chase was hurt by skewing its large investment portfolio toward the struggling technology and telecommunications sectors. Furthermore, its global banking activity was hampered by Argentina's economic problems and similar concerns in other South American countries. Tyco International got caught in the fallout from the Enron scandal and was punished by investors for its aggressive accounting practices. However, Tyco's top management has been replaced, due to alleged financial improprieties both inside and outside the company. Its new management recently completed an internal audit, putting in place more conservative accounting practices. I'm still holding this stock, which has recently rebounded off its lows.

Q. What's your outlook for the coming months, Steve?

A. Everything I see indicates a very gradual improvement in the investing environment. The economy's underlying fundamentals appear to be slowly but surely improving. Many companies have experienced positive business trends and increased demand for products and services. Interest rates remain low, and the government continues to take steps to actively stimulate the economy and provide liquidity. We seem to be working though the crisis in confidence about corporate governance. Consumer spending still is strong for big-ticket items, although there are questions about how long that can continue. While there's still some skepticism about prospects for continued improvement, a market climbs a wall of worry, as they say. Overall, I'm optimistic about finding good opportunities in this type of climate.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks reasonable income while achieving a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of December 31, 2002, more than
$8 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Exxon Mobil Corp.	3.3
Fannie Mae	2.9
Citigroup, Inc.	2.9
American International Group, Inc.	2.2
Bank of America Corp.	2.2
13.5
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	28.9
Energy	12.9
Industrials	12.1
Consumer Discretionary	11.8
Health Care	6.9
Asset Allocation as of December 31, 2002
% of fund's net assets*
Stocks	98.1%
Bonds	1.9%
* Foreign investments	8.8%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.9%
Automobiles - 0.4%
General Motors Corp.	836,900	$ 30,848,134
Hotels, Restaurants & Leisure - 1.7%
Hilton Hotels Corp.	366,700	4,660,757
Mandalay Resort Group (a)	632,200	19,351,642
McDonald's Corp.	2,746,200	44,158,896
MGM Mirage, Inc. (a)	1,314,470	43,338,076
Park Place Entertainment Corp. (a)	2,509,000	21,075,600
Six Flags, Inc. (a)	1,364,556	7,791,615
		140,376,586
Household Durables - 1.2%
Black & Decker Corp.	595,500	25,540,995
Maytag Corp.	907,120	25,852,920
Snap-On, Inc.	801,000	22,516,110
Whirlpool Corp.	351,400	18,350,108
		92,260,133
Media - 4.6%
AOL Time Warner, Inc. (a)	4,297,010	56,290,831
Clear Channel Communications, Inc. (a)	1,408,800	52,534,152
Comcast Corp. Class A (a)	1,563,191	36,844,412
Fox Entertainment Group, Inc. Class A (a)	865,200	22,434,636
Liberty Media Corp. Class A (a)	2,193,776	19,612,357
News Corp. Ltd.:
ADR	234,034	6,143,393
sponsored ADR	303,867	6,882,588
Reader's Digest Association, Inc. (non-vtg.)	1,243,903	18,782,935
Tribune Co.	330,500	15,024,530
Viacom, Inc. Class B (non-vtg.) (a)	2,810,218	114,544,486
Walt Disney Co.	1,192,000	19,441,520
		368,535,840
Multiline Retail - 0.8%
Big Lots, Inc. (a)	787,756	10,422,015
Federated Department Stores, Inc. (a)	953,000	27,408,280
Target Corp.	970,700	29,121,000
		66,951,295
Specialty Retail - 2.1%
AutoNation, Inc. (a)	225,900	2,837,304
Charming Shoppes, Inc. (a)	660,400	2,760,472
Gap, Inc.	3,209,600	49,812,992
Limited Brands, Inc.	2,698,200	37,585,926
Office Depot, Inc. (a)	765,400	11,297,304
RadioShack Corp.	1,056,100	19,791,314
Staples, Inc. (a)	2,586,962	47,341,405
		171,426,717

	Shares	Value (Note 1)
Textiles Apparel & Luxury Goods - 0.1%
Jones Apparel Group, Inc. (a)	244,400	$ 8,661,536
TOTAL CONSUMER DISCRETIONARY		879,060,241
CONSUMER STAPLES - 6.6%
Beverages - 0.6%
PepsiCo, Inc.	563,400	23,786,748
The Coca-Cola Co.	551,500	24,166,730
		47,953,478
Food & Drug Retailing - 1.0%
Albertson's, Inc.	1,378,200	30,678,732
CVS Corp.	2,031,200	50,719,064
		81,397,796
Food Products - 0.8%
Dean Foods Co. (a)	362,500	13,448,750
Fresh Del Monte Produce, Inc.	502,000	9,492,820
Hershey Foods Corp.	133,200	8,983,008
Kraft Foods, Inc. Class A	624,400	24,307,892
Tyson Foods, Inc. Class A	888,700	9,971,214
Unilever PLC sponsored ADR	65,600	2,509,200
		68,712,884
Household Products - 1.5%
Colgate-Palmolive Co.	567,400	29,748,782
Kimberly-Clark Corp.	1,149,900	54,585,753
Procter & Gamble Co.	394,800	33,929,112
		118,263,647
Personal Products - 1.3%
Gillette Co.	3,383,620	102,726,703
Tobacco - 1.4%
Loews Corp. - Carolina Group	215,200	4,362,104
Philip Morris Companies, Inc.	2,766,500	112,126,245
		116,488,349
TOTAL CONSUMER STAPLES		535,542,857
ENERGY - 12.9%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	1,593,600	51,297,984
BJ Services Co. (a)	508,045	16,414,934
Noble Corp. (a)	511,800	17,989,770
Schlumberger Ltd. (NY Shares)	2,859,600	120,360,564
		206,063,252
Oil & Gas - 10.3%
Anadarko Petroleum Corp.	263,400	12,616,860
Apache Corp.	283,600	16,162,364
BP PLC sponsored ADR	2,675,642	108,764,847
ChevronTexaco Corp.	914,071	60,767,440
ConocoPhillips	1,274,270	61,661,925
Devon Energy Corp.	215,465	9,889,828
Exxon Mobil Corp.	7,611,736	265,954,047
Marathon Oil Corp.	332,600	7,081,054
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Royal Dutch Petroleum Co. (NY Shares)	1,954,000	$ 86,015,080
Sunoco, Inc.	436,200	14,473,116
TotalFinaElf SA:
Series B	405,600	58,000,801
sponsored ADR	1,823,196	130,358,514
		831,745,876
TOTAL ENERGY		1,037,809,128
FINANCIALS - 27.9%
Banks - 9.5%
Bank of America Corp.	2,545,290	177,075,825
Bank of New York Co., Inc.	2,715,900	65,072,964
Bank One Corp.	2,203,338	80,532,004
Comerica, Inc.	1,173,300	50,733,492
FleetBoston Financial Corp.	1,924,100	46,755,630
Huntington Bancshares, Inc.	430,200	8,049,042
Mellon Financial Corp.	1,815,200	47,394,872
PNC Financial Services Group, Inc.	628,300	26,325,770
State Bank of India	463,175	2,730,269
U.S. Bancorp, Delaware	3,313,038	70,302,666
Wachovia Corp.	2,089,475	76,140,469
Wells Fargo & Co.	2,388,300	111,939,621
		763,052,624
Diversified Financials - 12.5%
American Express Co.	2,716,596	96,031,669
Charles Schwab Corp.	3,459,300	37,533,405
CIT Group, Inc.	1,151,000	22,559,600
Citigroup, Inc.	6,573,919	231,336,210
Fannie Mae	3,714,300	238,940,919
Freddie Mac	747,100	44,116,255
Household International, Inc.	1,791,247	49,814,579
J.P. Morgan Chase & Co.	3,757,650	90,183,600
Lehman Brothers Holdings, Inc.	496,900	26,479,801
Merrill Lynch & Co., Inc.	1,681,900	63,828,105
Morgan Stanley	1,783,100	71,181,352
Nomura Holdings, Inc.	2,012,000	22,598,368
Washington Mutual Capital Trust unit (c)	291,400	14,788,550
		1,009,392,413
Insurance - 5.4%
ACE Ltd.	1,333,400	39,121,956
Allstate Corp.	1,434,100	53,047,359
American International Group, Inc.	3,085,250	178,481,713
Aon Corp.	221,300	4,180,357
Hartford Financial Services Group, Inc.	1,393,000	63,283,990
Marsh & McLennan Companies, Inc.	432,100	19,967,341
Prudential Financial, Inc.	304,200	9,655,308
The Chubb Corp.	525,700	27,441,540

	Shares	Value (Note 1)
Travelers Property Casualty Corp.:
Class A	2,246,267	$ 32,907,812
Class B (a)	622,257	9,116,065
		437,203,441
Real Estate - 0.5%
Crescent Real Estate Equities Co.	335,700	5,586,048
Equity Office Properties Trust	317,100	7,921,158
Equity Residential (SBI)	1,208,900	29,714,762
		43,221,968
TOTAL FINANCIALS		2,252,870,446
HEALTH CARE - 6.8%
Health Care Equipment & Supplies - 0.8%
Bausch & Lomb, Inc.	407,800	14,680,800
Baxter International, Inc.	1,192,000	33,376,000
Becton, Dickinson & Co.	611,100	18,754,659
		66,811,459
Health Care Providers & Services - 0.7%
IMS Health, Inc.	1,815,100	29,041,600
McKesson Corp.	673,300	18,199,299
Tenet Healthcare Corp. (a)	354,300	5,810,520
		53,051,419
Pharmaceuticals - 5.3%
Abbott Laboratories	849,600	33,984,000
Bristol-Myers Squibb Co.	3,393,200	78,552,580
Eli Lilly & Co.	516,100	32,772,350
Johnson & Johnson	572,600	30,754,346
Merck & Co., Inc.	2,277,800	128,946,258
Pfizer, Inc.	942,300	28,806,111
Schering-Plough Corp.	2,313,230	51,353,706
Wyeth	1,107,200	41,409,280
		426,578,631
TOTAL HEALTH CARE		546,441,509
INDUSTRIALS - 11.6%
Aerospace & Defense - 2.3%
Boeing Co.	997,800	32,917,422
Honeywell International, Inc.	2,225,625	53,415,000
Lockheed Martin Corp.	594,700	34,343,925
Northrop Grumman Corp.	120,400	11,678,800
Raytheon Co.	214,200	6,586,650
United Technologies Corp.	786,200	48,697,228
		187,639,025
Building Products - 0.6%
Masco Corp.	2,259,800	47,568,790
Commercial Services & Supplies - 1.5%
Cendant Corp. (a)	1,106,000	11,590,880
Ceridian Corp. (a)	1,307,100	18,848,382
First Data Corp.	832,200	29,468,202
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
New England Business Service, Inc.	62,900	$ 1,534,760
Paychex, Inc.	300,500	8,383,950
Republic Services, Inc. (a)	785,100	16,471,398
Viad Corp.	1,005,300	22,468,455
Waste Management, Inc.	634,000	14,531,280
		123,297,307
Electrical Equipment - 0.4%
Rockwell Automation, Inc.	1,418,500	29,377,135
Industrial Conglomerates - 2.6%
3M Co.	171,200	21,108,960
General Electric Co.	3,406,040	82,937,074
Hutchison Whampoa Ltd.	1,131,000	7,077,361
Textron, Inc.	814,300	35,006,757
Tyco International Ltd.	3,947,046	67,415,546
		213,545,698
Machinery - 2.7%
Caterpillar, Inc.	945,100	43,209,972
Deere & Co.	144,650	6,632,203
Eaton Corp.	400,900	31,314,299
Illinois Tool Works, Inc.	351,400	22,791,804
Ingersoll-Rand Co. Ltd. Class A	1,187,144	51,118,421
Kennametal, Inc.	227,446	7,842,338
Navistar International Corp. (a)	387,600	9,422,556
Parker Hannifin Corp.	997,800	46,028,514
		218,360,107
Road & Rail - 1.5%
Burlington Northern Santa Fe Corp.	2,664,200	69,295,842
Union Pacific Corp.	842,000	50,410,540
		119,706,382
TOTAL INDUSTRIALS		939,494,444
INFORMATION TECHNOLOGY - 5.4%
Communications Equipment - 0.3%
Cisco Systems, Inc. (a)	335,700	4,397,670
Motorola, Inc.	2,536,200	21,938,130
		26,335,800
Computers & Peripherals - 1.8%
Dell Computer Corp. (a)	1,083,600	28,975,464
Hewlett-Packard Co.	3,370,311	58,508,599
International Business Machines Corp.	629,500	48,786,250
NCR Corp. (a)	363,200	8,622,368
		144,892,681
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	657,100	11,801,516
Arrow Electronics, Inc. (a)	799,100	10,220,489
Avnet, Inc.	1,317,330	14,266,684

	Shares	Value (Note 1)
PerkinElmer, Inc.	2,206,000	$ 18,199,500
Tektronix, Inc. (a)	1,421,700	25,860,723
Thermo Electron Corp. (a)	1,539,600	30,976,752
		111,325,664
IT Consulting & Services - 0.2%
Electronic Data Systems Corp.	416,800	7,681,624
Unisys Corp. (a)	925,317	9,160,638
		16,842,262
Semiconductor Equipment & Products - 0.8%
Intel Corp.	2,298,200	35,782,974
Micron Technology, Inc. (a)	1,484,400	14,458,056
National Semiconductor Corp. (a)	440,975	6,619,035
Teradyne, Inc. (a)	360,871	4,694,932
		61,554,997
Software - 0.9%
Compuware Corp. (a)	1,145,982	5,500,714
Microsoft Corp. (a)	1,357,800	70,198,260
		75,698,974
TOTAL INFORMATION TECHNOLOGY		436,650,378
MATERIALS - 6.1%
Chemicals - 2.7%
Arch Chemicals, Inc.	352,800	6,438,600
Crompton Corp.	691,151	4,112,348
Dow Chemical Co.	1,505,400	44,710,380
E.I. du Pont de Nemours & Co.	380,149	16,118,318
Hercules Trust II unit	15,700	8,792,000
Hercules, Inc. (a)	649,700	5,717,360
LG Chemical Ltd.	216,900	7,424,765
Lyondell Chemical Co.	1,104,900	13,965,936
Millennium Chemicals, Inc.	853,650	8,126,748
Olin Corp.	312,000	4,851,600
PolyOne Corp.	1,239,100	4,857,272
PPG Industries, Inc.	390,300	19,573,545
Praxair, Inc.	1,151,512	66,522,848
Solutia, Inc.	2,067,100	7,503,573
		218,715,293
Containers & Packaging - 0.5%
Owens-Illinois, Inc. (a)	306,400	4,467,312
Smurfit-Stone Container Corp. (a)	2,150,210	33,093,882
		37,561,194
Metals & Mining - 2.2%
Alcan, Inc.	1,026,300	30,241,353
Alcoa, Inc.	2,242,816	51,091,348
Dofasco, Inc.	926,300	16,478,160
Newmont Mining Corp. Holding Co.	446,300	12,956,089
Nucor Corp.	228,100	9,420,530
Pechiney SA Series A	706,090	24,789,871
Phelps Dodge Corp. (a)	994,700	31,482,255
Xstrata PLC (a)	432,700	4,523,766
		180,983,372
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.7%
Bowater, Inc.	65,600	$ 2,751,920
Georgia-Pacific Corp.	1,646,101	26,600,992
Weyerhaeuser Co.	585,600	28,817,376
		58,170,288
TOTAL MATERIALS		495,430,147
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 5.0%
AT&T Corp.	966,424	25,233,331
BellSouth Corp.	4,696,599	121,501,016
SBC Communications, Inc.	4,982,393	135,072,674
Verizon Communications, Inc.	3,094,202	119,900,328
		401,707,349
UTILITIES - 2.9%
Electric Utilities - 2.5%
Cinergy Corp.	286,600	9,664,152
Dominion Resources, Inc.	408,200	22,410,180
DPL, Inc.	1,010,054	15,494,228
Entergy Corp.	1,809,100	82,476,869
FirstEnergy Corp.	1,020,000	33,629,400
Northeast Utilities	1,648,400	25,006,228
TXU Corp.	599,820	11,204,638
		199,885,695
Gas Utilities - 0.1%
Kinder Morgan Management LLC	179,126	5,658,590
Multi-Utilities & Unregulated Power - 0.3%
SCANA Corp.	911,600	28,223,136
TOTAL UTILITIES		233,767,421
TOTAL COMMON STOCKS (Cost $7,681,490,963)		7,758,773,920
Preferred Stocks - 2.0%

Convertible Preferred Stocks - 2.0%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
General Motors Corp. Series B, $1.313	412,200	9,488,844
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. $1.8125 PIERS	388,400	6,214,400
TOTAL CONSUMER DISCRETIONARY		15,703,244

	Shares	Value (Note 1)
FINANCIALS - 0.7%
Diversified Financials - 0.2%
Ford Motor Co. Capital Trust II $3.25	461,500	$ 18,648,754
Insurance - 0.5%
ACE Ltd. $4.125 PRIDES	149,500	8,913,938
Hartford Financial Services Group, Inc. $3.00	54,300	2,642,238
Prudential Financial, Inc. $3.375	65,500	3,572,632
St. Paul Companies, Inc. $4.50	221,900	14,617,663
The Chubb Corp. $1.75	167,700	3,969,291
Travelers Property Casualty Corp. $1.125	240,200	5,442,932
		39,158,694
TOTAL FINANCIALS		57,807,448
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. $3.50	156,900	7,829,310
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Raytheon Co. $4.13	177,700	9,540,358
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Motorola, Inc. $3.50	441,100	13,858,039
IT Consulting & Services - 0.1%
Electronic Data Systems Corp. $3.81 PRIDES	475,600	10,225,400
TOTAL INFORMATION TECHNOLOGY		24,083,439
UTILITIES - 0.5%
Electric Utilities - 0.3%
Cinergy Corp. $4.75 PRIDES	159,300	8,825,220
FPL Group, Inc. $4.00	84,500	4,473,219
TXU Corp. $4.375	226,400	6,466,550
		19,764,989
Gas Utilities - 0.2%
NiSource, Inc. $3.875 PIES	299,300	11,448,225
Sempra Energy $2.125	292,100	6,993,458
		18,441,683
Multi-Utilities & Unregulated Power - 0.0%
El Paso Corp. $4.50	133,400	3,548,440
TOTAL UTILITIES		41,755,112
TOTAL CONVERTIBLE PREFERRED STOCKS		156,718,911
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	70	$ 6,510
TOTAL PREFERRED STOCKS (Cost $191,389,382)		156,725,421
Corporate Bonds - 1.9%
	Principal Amount
Convertible Bonds - 1.4%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.1%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	$ 15,369,000	5,869,037
Media - 0.4%
Cox Communications, Inc. 0.4259% 4/19/20	26,600,000	12,136,250
Liberty Media Corp.3.5% 1/15/31 (c)	11,400,000	7,267,500
News America, Inc. liquid yield option note 0% 2/28/21 (c)	22,670,000	11,774,231
		31,177,981
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (c)	5,080,000	5,445,125
TOTAL CONSUMER DISCRETIONARY		42,492,143
FINANCIALS - 0.2%
Diversified Financials - 0.1%
Elan Finance Corp. Ltd. liquid yield option note 0% 12/14/18	16,790,000	7,807,350
Navistar Financial Corp. 4.75% 4/1/09 (c)	2,760,000	2,118,659
		9,926,009
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	5,340,000	4,790,728
TOTAL FINANCIALS		14,716,737
INDUSTRIALS - 0.3%
Industrial Conglomerates - 0.1%
Tyco International Group SA yankee 0% 2/12/21	13,860,000	10,498,950

	Principal Amount	Value (Note 1)
Machinery - 0.2%
SPX Corp. liquid yield option note:
0% 2/6/21 (c)	$ 19,570,000	$ 12,072,244
0% 2/6/21	4,620,000	2,849,963
		14,922,207
TOTAL INDUSTRIALS		25,421,157
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.1%
Corning, Inc. 3.5% 11/1/08	13,700,000	9,680,146
Computers & Peripherals - 0.1%
Quantum Corp. 7% 8/1/04	5,350,000	4,574,250
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21	6,670,000	6,419,141
Celestica, Inc. liquid yield option note 0% 8/1/20	620,000	284,425
Sanmina-SCI Corp.:
0% 9/12/20	960,000	391,200
4.25% 5/1/04	500,000	479,400
		7,574,166
TOTAL INFORMATION TECHNOLOGY		21,828,562
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (c)	6,790,000	9,688,481
TOTAL CONVERTIBLE BONDS		114,147,080
Nonconvertible Bonds - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
Dana Corp. 6.25% 3/1/04	80,000	80,000
Navistar International Corp. 8% 2/1/08	80,000	66,400
		146,400
Hotels, Restaurants & Leisure - 0.1%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	80,000	70,000
Domino's, Inc. 10.375% 1/15/09	500,000	540,000
Extended Stay America, Inc. 9.875% 6/15/11	185,000	187,313
Friendly Ice Cream Corp. 10.5% 12/1/07	85,000	83,725
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Penn National Gaming, Inc.:
8.875% 3/15/10	$ 40,000	$ 40,800
11.125% 3/1/08	630,000	686,700
Premier Parks, Inc. 0% 4/1/08 (b)	55,000	52,525
Wheeling Island Gaming, Inc. 10.125% 12/15/09	670,000	671,675
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	70,000	70,350
		2,403,088
Household Durables - 0.0%
American Greetings Corp. 11.75% 7/15/08	620,000	682,000
Beazer Homes USA, Inc. 8.375% 4/15/12	30,000	30,900
D.R. Horton, Inc.:
8% 2/1/09	310,000	310,000
8.5% 4/15/12	30,000	30,300
10.5% 4/1/05	425,000	450,500
Juno Lighting, Inc. 11.875% 7/1/09	60,000	59,700
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	40,000	38,600
Ryland Group, Inc. 9.125% 6/15/11	25,000	26,500
		1,628,500
Leisure Equipment & Products - 0.0%
The Hockey Co. 11.25% 4/15/09	45,000	45,900
Media - 0.1%
Allbritton Communications Co. 7.75% 12/15/12 (c)	120,000	120,000
AMC Entertainment, Inc.:
9.5% 3/15/09	100,000	98,500
9.875% 2/1/12	70,000	68,950
Continental Cablevision, Inc. 8.875% 9/15/05	70,000	77,451
Corus Entertainment, Inc. 8.75% 3/1/12	790,000	837,400
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (c)	115,000	123,050
EchoStar DBS Corp.:
9.25% 2/1/06	40,000	41,200
10.375% 10/1/07	1,135,000	1,214,450
Granite Broadcasting Corp.:
8.875% 5/15/08	20,000	16,300
10.375% 5/15/05	15,000	12,900
Insight Communications, Inc. 0% 2/15/11 (b)	55,000	29,700

	Principal Amount	Value (Note 1)
Lamar Media Corp. 7.25% 1/1/13 (c)	$ 60,000	$ 60,750
LBI Media, Inc. 10.125% 7/15/12 (c)	925,000	966,625
Lenfest Communications, Inc.:
7.625% 2/15/08	60,000	61,800
10.5% 6/15/06	35,000	36,838
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	5,000	5,075
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	50,000	45,000
Nextmedia Operating, Inc. 10.75% 7/1/11	720,000	756,000
PanAmSat Corp. 8.5% 2/1/12	20,000	19,400
Radio One, Inc. 8.875% 7/1/11	965,000	1,034,963
Sinclair Broadcast Group, Inc. 8% 3/15/12 (c)	60,000	62,400
		5,688,752
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08	165,000	168,300
Gap, Inc.:
9.9% 12/15/05	75,000	78,750
10.55% 12/15/08	20,000	21,900
Hollywood Entertainment Corp.:
9.625% 3/15/11	60,000	60,600
10.625% 8/15/04	125,000	126,250
United Auto Group, Inc. 9.625% 3/15/12 (c)	525,000	509,250
		965,050
Textiles Apparel & Luxury Goods - 0.0%
Levi Strauss & Co.:
7% 11/1/06	135,000	117,450
11.625% 1/15/08	90,000	87,750
12.25% 12/15/12 (c)	230,000	226,550
		431,750
TOTAL CONSUMER DISCRETIONARY		11,309,440
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	640,000	668,800
Food & Drug Retailing - 0.0%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	30,000	21,675
9.125% 12/15/11	75,000	54,938
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
Rite Aid Corp.:
6% 12/15/05 (c)	$ 50,000	$ 44,500
6.875% 8/15/13	130,000	92,300
7.125% 1/15/07	25,000	20,750
7.625% 4/15/05	25,000	22,500
11.25% 7/1/08	40,000	36,000
		292,663
Food Products - 0.0%
Corn Products International, Inc. 8.25% 7/15/07	605,000	608,025
Del Monte Corp. 9.25% 5/15/11	45,000	46,800
Dole Food Co., Inc.:
6.375% 10/1/05	35,000	36,750
7.25% 5/1/09	145,000	139,200
		830,775
Household Products - 0.0%
Fort James Corp.:
6.625% 9/15/04	60,000	58,200
6.875% 9/15/07	35,000	32,900
		91,100
TOTAL CONSUMER STAPLES		1,883,338
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Grant Prideco, Inc. 9% 12/15/09 (c)	40,000	41,800
Oil & Gas - 0.0%
Chesapeake Energy Corp. 7.75% 1/15/15 (c)	110,000	109,450
Nuevo Energy Co.:
9.375% 10/1/10	30,000	30,600
9.5% 6/1/08	45,000	46,350
The Coastal Corp.:
6.5% 5/15/06	40,000	32,400
6.95% 6/1/28	65,000	41,600
7.5% 8/15/06	25,000	20,500
7.75% 6/15/10	75,000	58,875
7.75% 10/15/35	65,000	42,900
Vintage Petroleum, Inc. 8.25% 5/1/12	535,000	553,725
		936,400
TOTAL ENERGY		978,200

	Principal Amount	Value (Note 1)
FINANCIALS - 0.1%
Banks - 0.0%
Western Financial Bank 9.625% 5/15/12	$ 40,000	$ 38,800
Diversified Financials - 0.1%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	650,000	674,375
Capital One Financial Corp.:
7.25% 12/1/03	40,000	39,600
8.75% 2/1/07	45,000	42,300
Delta Air Lines, Inc. pass thru trust certificates 7.779% 1/2/12	670,000	522,600
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	45,000	41,400
10.625% 12/1/12 (c)	50,000	51,250
IOS Capital, Inc. 9.75% 6/15/04	145,000	147,900
Limestone Electron Trust/Limestone Electron, Inc. 8.625% 3/15/03 (c)	225,000	214,875
Millennium America, Inc. 9.25% 6/15/08	75,000	78,375
Qwest Capital Funding, Inc.:
5.875% 8/3/04	200,000	172,000
7% 8/3/09	40,000	26,800
7.25% 2/15/11	140,000	92,400
7.75% 8/15/06	70,000	50,400
Qwest Services Corp. 14% 12/15/14 (c)	337,000	360,590
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (c)	70,000	74,900
10.875% 12/15/12 (c)	100,000	109,000
Stone Container Finance Co. yankee 11.5% 8/15/06 (c)	630,000	677,250
U.S. West Capital Funding, Inc. 6.375% 7/15/08	85,000	54,400
Xerox Capital (Europe) PLC 5.875% 5/15/04	125,000	119,375
Xerox Credit Corp. 6.1% 12/16/03	50,000	48,500
		3,598,290
Real Estate - 0.0%
Meditrust Corp. 7.82% 9/10/26	735,000	735,000
TOTAL FINANCIALS		4,372,090
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Alderwoods Group, Inc. 11% 1/2/07	$ 644,400	$ 642,789
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	910,000	946,400
PacifiCare Health Systems, Inc. 10.75% 6/1/09	620,000	661,850
Tenet Healthcare Corp. 5.375% 11/15/06	85,000	77,350
Triad Hospitals, Inc. 8.75% 5/1/09	40,000	42,800
		2,371,189
Pharmaceuticals - 0.0%
aaiPharma, Inc. 11% 4/1/10	710,000	710,000
TOTAL HEALTH CARE		3,081,189
INDUSTRIALS - 0.0%
Building Products - 0.0%
Nortek, Inc.:
9.125% 9/1/07	20,000	20,200
9.25% 3/15/07	30,000	30,600
		50,800
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
9.25% 9/1/12 (c)	115,000	116,150
10% 8/1/09	30,000	30,000
National Waterworks, Inc. 10.5% 12/1/12 (c)	60,000	62,550
		208,700
Industrial Conglomerates - 0.0%
Tyco International Group SA:
6.125% 11/1/08	20,000	18,700
yankee:
5.8% 8/1/06	35,000	33,075
5.875% 11/1/04	100,000	97,000
6.25% 6/15/13	110,000	108,625
6.375% 6/15/05	70,000	67,900
6.375% 2/15/06	150,000	145,500
6.375% 10/15/11	900,000	841,500
6.875% 1/15/29	35,000	30,800
		1,343,100
Machinery - 0.0%
Cummins, Inc.:
5.65% 3/1/98	110,000	64,900
9.5% 12/1/10 (c)	60,000	63,600

	Principal Amount	Value (Note 1)
Dresser, Inc. 9.375% 4/15/11	$ 25,000	$ 25,250
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	170,000	173,400
TriMas Corp. 9.875% 6/15/12 (c)	90,000	89,100
		416,250
TOTAL INDUSTRIALS		2,018,850
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Seagate Technology HDD Holdings 8% 5/15/09 (c)	25,000	25,500
Electronic Equipment & Instruments - 0.0%
ChipPAC International Ltd. 12.75% 8/1/09	570,000	604,200
Flextronics International Ltd. yankee:
8.75% 10/15/07	140,000	143,850
9.875% 7/1/10	120,000	129,600
Ingram Micro, Inc. 9.875% 8/15/08	40,000	42,200
PerkinElmer, Inc. 8.875% 1/15/13 (c)	140,000	138,600
Solectron Corp. 7.375% 3/1/06	215,000	201,025
		1,259,475
Office Electronics - 0.0%
Xerox Corp.:
5.25% 12/15/03	65,000	62,725
5.5% 11/15/03	90,000	87,750
7.15% 8/1/04	25,000	24,000
9.75% 1/15/09 (c)	125,000	120,625
		295,100
TOTAL INFORMATION TECHNOLOGY		1,580,075
MATERIALS - 0.1%
Chemicals - 0.0%
FMC Corp. 10.25% 11/1/09 (c)	155,000	168,175
Lyondell Chemical Co. 9.875% 5/1/07	290,000	278,400
Methanex Corp. yankee 7.75% 8/15/05	380,000	383,800
		830,375
Containers & Packaging - 0.1%
Ball Corp. 6.875% 12/15/12 (c)	130,000	130,650
BWAY Corp. 10% 10/15/10 (c)	40,000	41,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Crown Cork & Seal, Inc.:
7.375% 12/15/26	$ 80,000	$ 53,600
8% 4/15/23	115,000	80,500
8.375% 1/15/05	50,000	45,000
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (c)	125,000	128,750
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (c)	175,000	177,188
8.875% 2/15/09	550,000	566,500
Owens-Illinois, Inc.:
7.15% 5/15/05	360,000	348,300
7.8% 5/15/18	210,000	174,300
Riverwood International Corp.:
10.625% 8/1/07	720,000	741,600
10.625% 8/1/07	110,000	113,850
		2,601,738
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	205,000	188,600
Phelps Dodge Corp. 8.75% 6/1/11	870,000	900,450
		1,089,050
Paper & Forest Products - 0.0%
Georgia-Pacific Corp.:
7.375% 12/1/25	35,000	27,300
7.5% 5/15/06	585,000	549,900
8.125% 5/15/11	175,000	164,500
		741,700
TOTAL MATERIALS		5,262,863
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Qwest Corp. 8.875% 3/15/12 (c)	430,000	417,100
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	50,000	42,000
9.375% 6/1/08	30,000	28,200
Triton PCS, Inc.:
8.75% 11/15/11	25,000	20,000
9.375% 2/1/11	30,000	24,600
U.S. West Communications 7.2% 11/1/04	50,000	47,500
		579,400

	Principal Amount	Value (Note 1)
Wireless Telecommunication Services - 0.0%
American Tower Corp. 9.375% 2/1/09	$ 315,000	$ 248,850
AT&T Wireless Services, Inc. 8.125% 5/1/12	95,000	95,475
Crown Castle International Corp.:
9.375% 8/1/11	25,000	20,500
9.5% 8/1/11	295,000	237,475
10.75% 8/1/11	55,000	47,850
Dobson Communications Corp. 10.875% 7/1/10	35,000	29,750
Nextel Communications, Inc.:
0% 2/15/08 (b)	120,000	108,000
9.75% 10/31/07	625,000	571,875
Nextel Partners, Inc. 0% 2/1/09 (b)	145,000	104,400
Rogers Wireless, Inc. 9.625% 5/1/11	60,000	56,700
VoiceStream Wireless Corp. 0% 11/15/09 (b)	70,000	59,150
		1,580,025
TOTAL TELECOMMUNICATION SERVICES		2,159,425
UTILITIES - 0.1%
Electric Utilities - 0.1%
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	65,000	40,625
8.5% 4/15/12 (c)(d)	55,000	35,200
CMS Energy Corp. 8.5% 4/15/11	795,000	691,650
Illinois Power Co. 11.5% 12/15/10 (c)	170,000	164,050
Nevada Power Co. 10.875% 10/15/09 (c)	110,000	110,000
Oncor Electric Delivery Co. 7% 9/1/22 (c)	135,000	125,875
Pacific Gas & Electric Co.:
6.25% 8/1/03	915,000	905,850
6.25% 3/1/04	375,000	369,375
Southern California Edison Co. 8.95% 11/3/03	80,000	79,200
TECO Energy, Inc. 10.5% 12/1/07 (c)	100,000	98,000
TXU Corp. 6.375% 6/15/06	140,000	128,100
		2,747,925
Gas Utilities - 0.0%
ANR Pipeline, Inc. 9.625% 11/1/21	40,000	40,000
CMS Panhandle Holding Co. 6.125% 3/15/04	60,000	59,400
El Paso Energy Corp.:
7.375% 12/15/12	10,000	6,700
7.75% 1/15/32	60,000	37,200
8.05% 10/15/30	30,000	18,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Southern Natural Gas Co.:
7.35% 2/15/31	$ 20,000	$ 16,700
8% 3/1/32	65,000	56,875
Tennessee Gas Pipeline Co. 7% 10/15/28	165,000	127,050
Transcontinental Gas Pipe Line:
6.125% 1/15/05	35,000	32,550
8.875% 7/15/12 (c)	40,000	40,000
Williams Holdings of Delaware, Inc. 6.5% 12/1/08	70,000	44,800
		479,875
Multi-Utilities & Unregulated Power - 0.0%
El Paso Corp.:
7% 5/15/11	80,000	54,400
7.875% 6/15/12 (c)	35,000	24,500
Utilicorp United, Inc.:
6.875% 10/1/04	25,000	19,750
7% 7/15/04	35,000	28,350
7.95% 2/1/11	80,000	54,400
Western Resources, Inc. 7.875% 5/1/07	590,000	598,850
Williams Companies, Inc.:
7.125% 9/1/11	660,000	432,300
7.125% 9/1/11	100,000	65,500
7.875% 9/1/21	60,000	38,100
8.125% 3/15/12 (c)	85,000	57,800
9.25% 3/15/04	100,000	79,000
		1,452,950
TOTAL UTILITIES		4,680,750
TOTAL NONCONVERTIBLE BONDS		37,326,220
TOTAL CORPORATE BONDS (Cost $157,124,914)		151,473,300
Floating Rate Loans - 0.0%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
American Tower LP Tranche B term loan 5.31% 12/31/07 (d)	750,000	690,000
Nextel Finance Co. Tranche D term loan 4.4375% 3/31/09 (d)	900,000	805,500
		1,495,500

	Principal Amount	Value (Note 1)
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.1875% 7/21/06 (d)	$ 414,210	$ 410,068
Tranche C term loan 4.4375% 7/21/07 (d)	482,055	477,235
		887,303
TOTAL FLOATING RATE LOANS (Cost $2,365,396)		2,382,803
Money Market Funds - 0.3%
	Shares
Fidelity Securities Lending Cash Central Fund, 1.43% (e) (Cost $23,442,500)	23,442,500	23,442,500
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $8,055,813,155)		8,092,797,944
NET OTHER ASSETS - (0.3)%		(21,240,211)
NET ASSETS - 100%	$ 8,071,557,733
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $69,241,943 or 0.9% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,325,311,802 and $2,438,975,729, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $131,919 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $21,375,714. The weighted average interest rate was 1.87%. Interest expense includes $46,553 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $22,605,000. The weighted average interest rate was 2.02%. Interest expense includes $3,801 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $2,382,803 or 0.0% of net assets.
Income Tax Information
The fund hereby designates approximately $208,691,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2002, the fund had a capital loss carryforward of approximately $127,840,000 all of which will expire on December 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $23,209,422) (cost $8,055,813,155) - See accompanying schedule		$ 8,092,797,944
Receivable for investments sold		30,375
Receivable for fund shares sold		3,144,338
Dividends receivable		14,918,918
Interest receivable		1,787,104
Other receivables		54,764
Total assets		8,112,733,443

Liabilities
Payable to custodian bank	$ 172,392
Payable for investments purchased	388,524
Payable for fund shares redeemed	13,075,274
Accrued management fee	3,314,192
Distribution fees payable	147,584
Other payables and accrued expenses	635,244
Collateral on securities loaned, at value	23,442,500
Total liabilities		41,175,710

Net Assets		$ 8,071,557,733
Net Assets consist of:
Paid in capital		$ 8,020,307,706
Undistributed net investment income		154,882,636
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(140,650,203)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,017,594
Net Assets		$ 8,071,557,733
Initial Class: Net Asset Value, offering price and redemption price per share ($6,895,939,745 ÷ 379,713,236 shares)		$ 18.16

Service Class: Net Asset Value, offering price and redemption price per share ($771,515,553 ÷ 42,628,732 shares)		$ 18.10

Service Class 2: Net Asset Value, offering price and redemption price per share ($403,631,623 ÷ 22,423,648 shares)		$ 18.00

Service Class 2R: Net Asset Value, offering price and redemption price per share ($470,812 ÷ 26,166 shares)		$ 17.99

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 199,537,252
Interest		10,792,783
Security lending		276,236
Total income		210,606,271

Expenses
Management fee	$ 44,958,364
Transfer agent fees	6,358,830
Distribution fees	1,624,835
Accounting and security lending fees	858,207
Non-interested trustees' compensation	40,635
Custodian fees and expenses	165,891
Registration fees	10,324
Audit	61,777
Legal	52,455
Interest	50,354
Miscellaneous	364,309
Total expenses before reductions	54,545,981
Expense reductions	(844,638)	53,701,343
Net investment income (loss)		156,904,928
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(136,567,625)
Foreign currency transactions	73,762
Total net realized gain (loss)		(136,493,863)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,811,329,898)
Assets and liabilities in foreign currencies	70,818
Total change in net unrealized appreciation (depreciation)		(1,811,259,080)
Net gain (loss)		(1,947,752,943)
Net increase (decrease) in net assets resulting from operations		$ (1,790,848,015)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 156,904,928	$ 151,358,391
Net realized gain (loss)	(136,493,863)	232,892,575
Change in net unrealized appreciation (depreciation)	(1,811,259,080)	(947,180,666)
Net increase (decrease) in net assets resulting from operations	(1,790,848,015)	(562,929,700)
Distributions to shareholders from net investment income	(162,342,476)	(175,168,717)
Distributions to shareholders from net realized gain	(222,300,466)	(493,630,239)
Total distributions	(384,642,942)	(668,798,956)
Share transactions - net increase (decrease)	(71,251,438)	906,134,648
Redemption fees	259	-
Total increase (decrease) in net assets	(2,246,742,136)	(325,594,008)
Net Assets
Beginning of period	10,318,299,869	10,643,893,877
End of period (including undistributed net investment income of $154,882,636 and undistributed net investment income of $152,099,880, respectively)	$ 8,071,557,733	$ 10,318,299,869
Other Information: Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
Shares Sold	55,802,238	11,112,619	17,439,374	30,522
Reinvested	16,371,256	1,504,858	437,787	-
Redeemed	(99,410,660)	(6,864,417)	(5,462,708)	(4,356)
Net increase (decrease)	(27,237,166)	5,753,060	12,414,453	26,166

Dollars Sold	$ 1,171,193,465	$ 231,985,655	$ 345,877,938	$ 576,334
Reinvested	343,960,099	31,541,832	9,140,991	-
Redeemed	(1,967,582,454)	(132,366,206)	(105,497,795)	(81,297)
Net increase (decrease)	$ (452,428,890)	$ 131,161,281	$ 249,521,134	$ 495,037

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	89,050,962	13,139,614	9,931,367
Reinvested	25,863,825	1,673,997	126,086
Redeemed	(98,534,150)	(2,882,957)	(1,618,683)
Net increase (decrease)	16,380,637	11,930,654	8,438,770

Dollars Sold	$ 2,064,705,585	$ 303,254,722	$ 225,467,799
Reinvested	625,387,269	40,376,818	3,034,869
Redeemed	(2,255,942,678)	(64,472,868)	(35,676,868)
Net increase (decrease)	$ 434,150,176	$ 279,158,672	$ 192,825,800

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 145,677,218	$ 12,920,750	$ 3,744,508	$ -
From net realized gain	198,282,881	18,621,082	5,396,503	-
Total	$ 343,960,099	$ 31,541,832	$ 9,141,011	$ -

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 164,164,158	$ 10,221,979	$ 782,580
From net realized gain	461,223,111	30,154,839	2,252,289
Total	$ 625,387,269	$ 40,376,818	$ 3,034,869

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 22.75	$ 25.52	$ 25.71	$ 25.42	$ 24.28
Income from Investment Operations
Net investment income (loss) C	.34	.34	.40	.41	.38
Net realized and unrealized gain (loss)	(4.08)	(1.51)	1.46	1.10	2.31
Total from investment operations	(3.74)	(1.17)	1.86	1.51	2.69
Distributions from net investment income	(.36)	(.42)	(.44)	(.38)	(.34)
Distributions from net realized gain	(.49)	(1.18)	(1.61)	(.84)	(1.21)
Total distributions	(.85)	(1.60)	(2.05)	(1.22)	(1.55)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.16	$ 22.75	$ 25.52	$ 25.71	$ 25.42
Total Return A, B	(16.95)%	(4.96)%	8.42%	6.33%	11.63%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.58%	.56%	.57%	.58%
Expenses net of voluntary waivers, if any	.57%	.58%	.56%	.57%	.58%
Expenses net of all reductions	.56%	.57%	.55%	.56%	.57%
Net investment income (loss)	1.70%	1.47%	1.68%	1.57%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,895,940	$ 9,256,205	$ 9,969,086	$ 11,014,291	$ 11,409,912
Portfolio turnover rate	25%	24%	22%	27%	28%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 22.67	$ 25.45	$ 25.66	$ 25.39	$ 24.27
Income from Investment Operations
Net investment income (loss) C	.32	.31	.37	.38	.36
Net realized and unrealized gain (loss)	(4.06)	(1.51)	1.46	1.11	2.31
Total from investment operations	(3.74)	(1.20)	1.83	1.49	2.67
Distributions from net investment income	(.34)	(.40)	(.43)	(.38)	(.34)
Distributions from net realized gain	(.49)	(1.18)	(1.61)	(.84)	(1.21)
Total distributions	(.83)	(1.58)	(2.04)	(1.22)	(1.55)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.10	$ 22.67	$ 25.45	$ 25.66	$ 25.39
Total Return A, B	(17.00)%	(5.09)%	8.30%	6.25%	11.54%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.68%	.66%	.67%	.68%
Expenses net of voluntary waivers, if any	.67%	.68%	.66%	.67%	.68%
Expenses net of all reductions	.66%	.67%	.65%	.66%	.67%
Net investment income (loss)	1.60%	1.37%	1.58%	1.47%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 771,516	$ 836,017	$ 634,897	$ 437,332	$ 225,145
Portfolio turnover rate	25%	24%	22%	27%	28%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 22.59	$ 25.41	$ 25.18
Income from Investment Operations
Net investment income (loss) E	.28	.27	.32
Net realized and unrealized gain (loss)	(4.04)	(1.50)	1.95
Total from investment operations	(3.76)	(1.23)	2.27
Distributions from net investment income	(.34)	(.41)	(.43)
Distributions from net realized gain	(.49)	(1.18)	(1.61)
Total distributions	(.83)	(1.59)	(2.04)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 18.00	$ 22.59	$ 25.41
Total Return B,C, D	(17.15)%	(5.23)%	10.19%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.84%	.83% A
Expenses net of voluntary waivers, if any	.83%	.84%	.83% A
Expenses net of all reductions	.82%	.83%	.82% A
Net investment income (loss)	1.44%	1.21%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 403,632	$ 226,078	$ 39,911
Portfolio turnover rate	25%	24%	22%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 21.82
Income from Investment Operations
Net investment income (loss) E	.18
Net realized and unrealized gain (loss)	(4.01)
Total from investment operations	(3.83)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 17.99
Total Return B,C, D	(17.55)%
Ratios to Average Net Assets G
Expenses before expense reductions	.85% A
Expenses net of voluntary waivers, if any	.85% A
Expenses net of all reductions	.84% A
Net investment income (loss)	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 471
Portfolio turnover rate	25%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Growth Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® VIP: Growth - Initial Class	-30.10%	-0.36%	8.44%
Russell 3000 ® Growth Index	-28.04%	-4.11%	6.30%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	7.30%
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	7.28%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 ® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Growth Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jennifer Uhrig, Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. The tough times continued for growth investors. For the 12 months that ended December 31, 2002, the fund's performance trailed that of both the Russell 3000 Growth Index, which fell 28.04%, and the variable annuity growth funds average, which declined 25.44% according to Lipper Inc.

Q. What factors influenced the fund's performance?

A. A third straight year of negative returns took a heavy toll on most growth stocks, with the third quarter of 2002 proving exceptionally harsh. Within the portfolio, the fund's performance was hindered by its investments in both semiconductor and airline stocks. On the positive side, many of the fund's consumer-related holdings contributed gains during the period, as did several energy services holdings.

Q. Why were you bullish on semiconductor and airline stocks?

A. The fund's investments in each of these areas were plays on an improving economy, which I thought might emerge during the second half of the period. Semiconductor stocks tend to react positively in advance of an economic recovery. As for the airlines, I expected consumer and business travel to improve gradually following the September 2001 attacks. Unfortunately, investors became increasingly skeptical regarding an economic rebound, and this sentiment shift hurt our semiconductor positions, including Agere Systems and Advanced Micro Devices. In terms of the airlines, consumer travel came back - thanks to deep fare discounts - but business travel failed to recover significantly. This had a negative effect on Delta Airlines and Continental Airlines.

Q. Your early emphasis on consumer stocks helped performance. Where did you find opportunities?

A. Mostly in the areas of homebuilding, retail and restaurants. Companies in these groups typically perform well during the first stages of an economic recovery, especially when the Federal Reserve Board is lowering interest rates. As such, the fund's positions in homebuilders Pulte Homes, D.R. Horton and Lennar contributed positively, as did our positions in toy retailer Mattel, which makes the ever-popular Barbie dolls, and toolmaker Black & Decker. Several of our restaurant stocks also fared well, particularly Tricon Global, the parent company of Pizza Hut, Kentucky Fried Chicken and Taco Bell.

Q. You then pulled back on consumer names in the second half, and increased the fund's exposure to both health and finance stocks. Why?

A. The fund's consumer names performed well early on, but I scaled back when many of the stocks got too expensive for my liking. At that point, I began to build up our drug stock exposure, and also found some appealing stories in both the insurance and bank groups. Drug stock valuations had fallen dramatically, and I felt many had good long-term growth profiles. While the group continued to suffer during this period, one solid performer was Merck, which had five new products in Phase III - the final step of testing before drugs are reviewed by the government. As for my focus on finance stocks, I particularly liked the pricing cycle we saw within the property and casualty insurance market, and I made a larger commitment to leading insurer American International Group (AIG). I also bumped up the fund's exposure to credit-sensitive banks - such as Bank One and MBNA - as consumer credit improved. MBNA performed well, while AIG and Bank One were mixed.

Q. Which other investments performed well? Which ones were disappointments?

A. The fund's investment in medical technology company Boston Scientific performed well, largely in anticipation of the company's new drug-coated stent product, which is designed to keep treated coronary arteries free from recurring blockages. American Express was another good stock, as were energy services names Weatherford International and Smith International, both of which benefited from rising oil prices. In terms of disappointments, the fund's positions in Qwest Communications and Charter Communications lagged due to weak industry fundamentals and high debt loads. The fund did not own Qwest at the end of the period.

Q. What's your outlook, Jennifer?

A. I'm optimistic, but also realistic. The economic improvement that didn't come in 2002 could materialize in 2003, but the recovery may well be slow and gradual. As we enter the new year, I have the fund positioned with an upturn in mind, as evidenced by our overweighted stake in technology stocks. I also like drug stocks, which could still show decent growth even if the economy slips or improves only moderately.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of December 31, 2002, more than
$8.3 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Microsoft Corp.	5.0
Johnson & Johnson	3.6
Merck & Co., Inc.	3.4
Pfizer, Inc.	3.3
Wal-Mart Stores, Inc.	3.0
18.3
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Information Technology	24.9
Health Care	24.9
Financials	14.6
Consumer Discretionary	13.1
Industrials	6.7
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	97.7%
Short-Term Investments and Net Other Assets	2.3%

* Foreign investments	5.8%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.1%
Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc. (a)	991,850	$ 31,987,163
Darden Restaurants, Inc.	826,300	16,897,835
		48,884,998
Household Durables - 1.0%
Black & Decker Corp.	577,740	24,779,269
Centex Corp.	91,600	4,598,320
KB Home	106,100	4,546,385
Leggett & Platt, Inc.	995,200	22,332,288
Maytag Corp.	499,070	14,223,495
Nintendo Co. Ltd.	93,600	8,739,783
Pulte Homes, Inc.	98,000	4,691,260
		83,910,800
Leisure Equipment & Products - 0.5%
Mattel, Inc.	2,217,200	42,459,380
Media - 5.4%
AOL Time Warner, Inc. (a)	6,252,600	81,909,060
Charter Communications, Inc. Class A (a)	5,596,000	6,603,280
Comcast Corp.:
Class A (a)	643,124	15,158,433
Class A (special) (a)	1,280,200	28,919,718
Cox Communications, Inc. Class A (a)	1,580,400	44,883,360
E.W. Scripps Co. Class A	599,100	46,100,745
Interpublic Group of Companies, Inc.	1,903,700	26,804,096
Lamar Advertising Co. Class A (a)	1,609,700	54,166,405
Pixar (a)	293,200	15,536,668
Tribune Co.	544,500	24,752,970
Univision Communications, Inc. Class A (a)	1,220,600	29,904,700
Viacom, Inc. Class B (non-vtg.) (a)	1,807,825	73,686,947
		448,426,382
Multiline Retail - 3.3%
Saks, Inc. (a)	2,452,800	28,795,872
Wal-Mart Stores, Inc.	4,850,500	244,998,755
		273,794,627
Specialty Retail - 2.3%
AutoZone, Inc. (a)	261,000	18,439,650
Home Depot, Inc.	2,505,700	60,036,572
Limited Brands, Inc.	1,965,700	27,382,201
Lowe's Companies, Inc.	2,412,930	90,484,875
		196,343,298
TOTAL CONSUMER DISCRETIONARY		1,093,819,485
CONSUMER STAPLES - 5.9%
Beverages - 2.8%
Coca-Cola Enterprises, Inc.	996,100	21,635,292

	Shares	Value (Note 1)
PepsiCo, Inc.	1,753,880	$ 74,048,814
The Coca-Cola Co.	3,049,000	133,607,180
		229,291,286
Household Products - 1.1%
Procter & Gamble Co.	1,085,060	93,250,056
Personal Products - 0.8%
Gillette Co.	2,232,000	67,763,520
Tobacco - 1.2%
Loews Corp. - Carolina Group	765,600	15,518,712
Philip Morris Companies, Inc.	2,048,300	83,017,599
		98,536,311
TOTAL CONSUMER STAPLES		488,841,173
ENERGY - 5.2%
Energy Equipment & Services - 4.9%
Baker Hughes, Inc.	1,192,370	38,382,390
BJ Services Co. (a)	1,200,360	38,783,632
Cooper Cameron Corp. (a)	538,300	26,818,106
ENSCO International, Inc.	784,700	23,109,415
Global Industries Ltd. (a)	2,926,465	12,203,359
Grant Prideco, Inc. (a)	255,200	2,970,528
Nabors Industries Ltd. (a)	811,410	28,618,431
National-Oilwell, Inc. (a)	1,114,600	24,342,864
Noble Corp. (a)	908,400	31,930,260
Schlumberger Ltd. (NY Shares)	1,488,700	62,659,383
Smith International, Inc. (a)	887,300	28,943,726
Tidewater, Inc.	765,200	23,797,720
Varco International, Inc. (a)	1,266,100	22,030,140
Weatherford International Ltd. (a)	1,042,440	41,624,629
		406,214,583
Oil & Gas - 0.3%
Noble Energy, Inc.	453,600	17,032,680
YUKOS Corp. sponsored ADR	75,200	10,509,200
		27,541,880
TOTAL ENERGY		433,756,463
FINANCIALS - 14.6%
Banks - 2.6%
Bank of America Corp.	622,500	43,307,325
Bank One Corp.	2,221,190	81,184,495
Fifth Third Bancorp	1,050,900	61,530,195
FleetBoston Financial Corp.	401,200	9,749,160
Wells Fargo & Co.	517,200	24,241,164
		220,012,339
Diversified Financials - 7.1%
American Express Co.	2,362,700	83,521,445
Charles Schwab Corp.	4,444,750	48,225,538
Citigroup, Inc.	2,133,310	75,071,179
Fannie Mae	2,228,500	143,359,405
Freddie Mac	836,700	49,407,135
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Goldman Sachs Group, Inc.	343,900	$ 23,419,590
MBNA Corp.	3,977,230	75,646,915
Merrill Lynch & Co., Inc.	676,500	25,673,175
Morgan Stanley	515,100	20,562,792
Nomura Holdings, Inc.	983,000	11,040,853
SLM Corp.	326,400	33,899,904
		589,827,931
Insurance - 4.9%
ACE Ltd.	1,202,200	35,272,548
AFLAC, Inc.	1,611,420	48,535,970
Allstate Corp.	1,229,800	45,490,302
American International Group, Inc.	3,250,366	188,033,673
Hartford Financial Services Group, Inc.	737,700	33,513,711
Travelers Property Casualty Corp.:
Class A	145,447	2,130,799
Class B (a)	1,867,830	27,363,710
XL Capital Ltd. Class A	327,200	25,276,200
		405,616,913
TOTAL FINANCIALS		1,215,457,183
HEALTH CARE - 24.9%
Biotechnology - 2.2%
Amgen, Inc. (a)	759,100	36,694,894
Biogen, Inc. (a)	748,200	29,972,892
Cambridge Antibody Technology Group PLC (a)	1,012,375	8,374,337
Cephalon, Inc. (a)	730,600	35,556,841
Geneprot, Inc. (c)	826,000	2,891,000
Gilead Sciences, Inc. (a)	659,600	22,426,400
IDEC Pharmaceuticals Corp. (a)	968,000	32,108,560
ImClone Systems, Inc. (a)	715,547	7,599,825
Millennium Pharmaceuticals, Inc. (a)	863,880	6,859,207
		182,483,956
Health Care Equipment & Supplies - 4.1%
Alcon, Inc.	966,300	38,120,535
Baxter International, Inc.	1,979,400	55,423,200
Boston Scientific Corp. (a)	1,113,600	47,350,272
Medtronic, Inc.	3,133,100	142,869,360
St. Jude Medical, Inc. (a)	1,349,100	53,586,252
		337,349,619
Health Care Providers & Services - 0.7%
McKesson Corp.	1,730,500	46,775,415
UnitedHealth Group, Inc.	162,000	13,527,000
		60,302,415
Pharmaceuticals - 17.9%
Abbott Laboratories	3,221,100	128,844,000
Barr Laboratories, Inc. (a)	345,100	22,462,559
Bristol-Myers Squibb Co.	355,000	8,218,250

	Shares	Value (Note 1)
Eli Lilly & Co.	1,328,670	$ 84,370,545
Forest Laboratories, Inc. (a)	314,400	30,880,368
Johnson & Johnson	5,626,420	302,195,018
Merck & Co., Inc.	4,942,860	279,815,305
Pfizer, Inc.	9,052,285	276,728,352
Pharmacia Corp.	2,445,100	102,205,180
Schering-Plough Corp.	3,758,700	83,443,140
Teva Pharmaceutical Industries Ltd. sponsored ADR	844,400	32,602,284
Wyeth	3,602,400	134,729,760
		1,486,494,761
TOTAL HEALTH CARE		2,066,630,751
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.3%
Lockheed Martin Corp.	1,173,320	67,759,230
Northrop Grumman Corp.	379,200	36,782,400
		104,541,630
Airlines - 0.3%
Delta Air Lines, Inc.	1,792,800	21,692,880
Commercial Services & Supplies - 2.1%
Cintas Corp.	90,000	4,117,500
Corinthian Colleges, Inc. (a)	244,600	9,260,556
First Data Corp.	2,255,100	79,853,091
Paychex, Inc.	2,223,900	62,046,810
Robert Half International, Inc. (a)	1,358,700	21,888,657
		177,166,614
Electrical Equipment - 0.2%
Energizer Holdings, Inc. (a)	586,200	16,354,980
Industrial Conglomerates - 2.8%
3M Co.	201,100	24,795,630
General Electric Co.	5,411,740	131,775,869
Tyco International Ltd.	4,720,900	80,632,972
		237,204,471
TOTAL INDUSTRIALS		556,960,575
INFORMATION TECHNOLOGY - 24.9%
Communications Equipment - 4.1%
3Com Corp. (a)	1,471,300	6,812,119
Advanced Fibre Communication, Inc. (a)	991,100	16,531,548
Alcatel SA sponsored ADR	2,986,300	13,259,172
Cisco Systems, Inc. (a)	8,415,820	110,247,242
Emulex Corp. (a)	149,500	2,773,225
Foundry Networks, Inc. (a)	1,539,100	10,835,264
Harris Corp.	1,192,900	31,373,270
Motorola, Inc.	7,548,000	65,290,200
Nokia Corp. sponsored ADR	2,339,900	36,268,450
QUALCOMM, Inc. (a)	1,318,400	47,976,576
		341,367,066
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 3.4%
Dell Computer Corp. (a)	5,729,000	$ 153,193,460
EMC Corp. (a)	2,116,400	12,994,696
International Business Machines Corp.	721,970	55,952,675
Lexmark International, Inc. Class A (a)	413,300	25,004,650
Network Appliance, Inc. (a)	403,300	4,033,000
Sun Microsystems, Inc. (a)	10,602,300	32,973,153
		284,151,634
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	3,253,160	58,426,754
Amphenol Corp. Class A (a)	296,800	11,278,400
Sanmina-SCI Corp. (a)	4,656,200	20,906,338
Waters Corp. (a)	1,080,400	23,531,112
		114,142,604
Internet Software & Services - 0.8%
Overture Services, Inc. (a)	1,232,171	33,650,590
Yahoo!, Inc. (a)	2,144,700	35,065,845
		68,716,435
Semiconductor Equipment & Products - 8.5%
Advanced Micro Devices, Inc. (a)	4,619,100	29,839,386
Agere Systems, Inc.:
Class A (a)	10,101,845	14,546,657
Class B (a)	15,530,209	21,742,293
Analog Devices, Inc. (a)	1,862,200	44,450,714
Applied Materials, Inc. (a)	3,576,500	46,601,795
ASML Holding NV (NY Shares) (a)	6,103,187	51,022,643
Atmel Corp. (a)	4,728,500	10,544,555
Broadcom Corp. Class A (a)	1,848,900	27,844,434
Cypress Semiconductor Corp. (a)	3,942,700	22,552,244
Integrated Device Technology, Inc. (a)	3,167,400	26,511,138
Intel Corp.	7,925,800	123,404,706
Intersil Corp. Class A (a)	1,843,356	25,696,383
KLA-Tencor Corp. (a)	979,520	34,645,622
LAM Research Corp. (a)	1,874,200	20,241,360
Marvell Technology Group Ltd. (a)	582,600	10,987,836
Micron Technology, Inc. (a)	1,951,100	19,003,714
National Semiconductor Corp. (a)	582,200	8,738,822
NVIDIA Corp. (a)	3,437,788	39,568,940
QLogic Corp. (a)	524,437	18,098,321

	Shares	Value (Note 1)
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	5,423,232	$ 38,233,786
Texas Instruments, Inc.	5,086,850	76,353,619
		710,628,968
Software - 6.7%
Adobe Systems, Inc.	1,295,600	32,132,176
Electronic Arts, Inc. (a)	896,984	44,642,894
Microsoft Corp. (a)	7,988,923	413,027,312
Red Hat, Inc. (a)	1,011,403	5,977,392
Synopsys, Inc. (a)	566,378	26,138,345
Take-Two Interactive Software, Inc. (a)	845,645	19,864,201
VERITAS Software Corp. (a)	903,831	14,117,840
		555,900,160
TOTAL INFORMATION TECHNOLOGY		2,074,906,867
MATERIALS - 1.0%
Chemicals - 0.5%
Lyondell Chemical Co.	3,010,600	38,053,984
Containers & Packaging - 0.2%
Owens-Illinois, Inc. (a)	1,255,700	18,308,106
Metals & Mining - 0.3%
Arch Coal, Inc.	486,200	10,497,058
Massey Energy Corp.	1,468,900	14,277,708
		24,774,766
TOTAL MATERIALS		81,136,856
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.6%
AT&T Corp.	973,060	25,406,597
KT Corp. sponsored ADR	1,090,400	23,498,120
TeraBeam Networks (c)	60,800	15,200
		48,919,917
Wireless Telecommunication Services - 0.8%
SK Telecom Co. Ltd. sponsored ADR	1,092,000	23,314,200
Vodafone Group PLC sponsored ADR	2,250,100	40,771,812
		64,086,012
TOTAL TELECOMMUNICATION SERVICES		113,005,929
TOTAL COMMON STOCKS (Cost $8,078,391,351)		8,124,515,282
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,528,257)	88,646	88,646
Money Market Funds - 3.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	182,894,991	$ 182,894,991
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	75,642,400	75,642,400
TOTAL MONEY MARKET FUNDS (Cost $258,537,391)		258,537,391
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $8,338,456,999)		8,383,141,319
NET OTHER ASSETS - (0.8)%		(69,502,539)
NET ASSETS - 100%		$ 8,313,638,780
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 1,528,257
Geneprot, Inc.	7/7/00	$ 4,543,000
TeraBeam Networks	4/7/00	$ 228,000
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $9,432,517,424 and $10,597,818,176, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $3,701,217, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $978,016 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,994,846 or 0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $31,900,508. The weighted average interest rate was 1.86%. Interest expense includes $100,310 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $10,197,000. The weighted average interest rate was 2.19%. Interest expense includes $620 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $4,287,791,000 of which $2,090,079,000 and $2,197,712,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $66,995,931) (cost $8,338,456,999) - See accompanying schedule		$ 8,383,141,319
Receivable for investments sold		9,245,238
Receivable for fund shares sold		6,182,934
Dividends receivable		10,132,161
Interest receivable		187,781
Other receivables		947,825
Total assets		8,409,837,258

Liabilities
Payable for investments purchased	$ 5,989,637
Payable for fund shares redeemed	9,828,672
Accrued management fee	4,199,312
Distribution fees payable	141,236
Other payables and accrued expenses	397,221
Collateral on securities loaned, at value	75,642,400
Total liabilities		96,198,478

Net Assets		$ 8,313,638,780
Net Assets consist of:
Paid in capital		$ 12,680,965,687
Undistributed net investment income		22,669,639
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,434,684,927)
Net unrealized appreciation (depreciation) on investments		44,688,381
Net Assets		$ 8,313,638,780
Initial Class: Net Asset Value, offering price and redemption price per share ($7,016,146,709 ÷ 299,372,922 shares)		$ 23.44

Service Class: Net Asset Value, offering price and redemption price per share ($1,058,738,433 ÷ 45,355,660 shares)		$ 23.34

Service Class 2: Net Asset Value, offering price and redemption price per share ($238,543,220 ÷ 10,278,040 shares)		$ 23.21

Service Class 2R: Net Asset Value, offering price and redemption price per share ($210,418 ÷ 9,069 shares)		$ 23.20

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 88,365,716
Interest		1,684,419
Security lending		861,139
Total income		90,911,274

Expenses
Management fee	$ 61,382,867
Transfer agent fees	7,076,210
Distribution fees	1,872,797
Accounting and security lending fees	928,701
Non-interested trustees' compensation	52,080
Custodian fees and expenses	189,982
Audit	71,592
Legal	87,348
Interest	100,930
Miscellaneous	598,690
Total expenses before reductions	72,361,197
Expense reductions	(5,921,656)	66,439,541
Net investment income (loss)		24,471,733
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,263,451,848)
Foreign currency transactions	115,388
Total net realized gain (loss)		(2,263,336,460)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,669,651,454)
Assets and liabilities in foreign currencies	(10,197)
Total change in net unrealized appreciation (depreciation)		(1,669,661,651)
Net gain (loss)		(3,932,998,111)
Net increase (decrease) in net assets resulting from operations		$ (3,908,526,378)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,471,733	$ 25,955,845
Net realized gain (loss)	(2,263,336,460)	(2,008,980,783)
Change in net unrealized appreciation (depreciation)	(1,669,661,651)	(1,103,298,763)
Net increase (decrease) in net assets resulting from operations	(3,908,526,378)	(3,086,323,701)
Distributions to shareholders from net investment income	(25,839,894)	(10,651,148)
Distributions to shareholders from net realized gain	-	(1,124,534,087)
Total distributions	(25,839,894)	(1,135,185,235)
Share transactions - net increase (decrease)	(1,057,887,768)	105,985,623
Redemption fees	134	-
Total increase (decrease) in net assets	(4,992,253,906)	(4,115,523,313)

Net Assets
Beginning of period	13,305,892,686	17,421,415,999
End of period (including undistributed net investment income of $22,669,639 and undistributed net investment income of $24,523,436, respectively)	$ 8,313,638,780	$ 13,305,892,686
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2	Service Class 2R A
Sold	27,701,250	7,846,255	8,720,137	9,679
Reinvested	745,326	62,377	7,951	-
Redeemed	(69,998,416)	(12,009,200)	(4,193,267)	(610)
Net increase (decrease)	(41,551,840)	(4,100,568)	4,534,821	9,069
Dollars
Sold	$ 783,515,852	$ 225,005,883	$ 237,415,474	$ 256,038
Reinvested	23,619,367	1,970,483	250,044	-
Redeemed	(1,899,343,201)	(321,589,917)	(108,973,421)	(14,370)
Net increase (decrease)	$ (1,092,207,982)	$ (94,613,551)	$ 128,692,097	$ 241,668
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	39,041,869	13,312,909	5,569,506
Reinvested	24,560,455	3,016,784	119,736
Redeemed	(78,112,878)	(9,325,901)	(1,260,574)
Net increase (decrease)	(14,510,554)	7,003,792	4,428,668
Dollars
Sold	$ 1,384,695,642	$ 479,702,662	$ 192,198,699
Reinvested	1,006,978,664	123,326,141	4,880,430
Redeemed	(2,719,903,391)	(324,004,271)	(41,888,953)
Net increase (decrease)	$ (328,229,085)	$ 279,024,532	$ 155,190,176
Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 23,619,367	$ 1,970,483	$ 250,044	$ -
From net realized gain	-	-	-	-
Total	$ 23,619,367	$ 1,970,483	$ 250,044	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,599,775	$ -	$ 51,373
From net realized gain	996,378,889	123,326,141	4,829,057
Total	$ 1,006,978,664	$ 123,326,141	$ 4,880,430

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 33.61	$ 43.66	$ 54.93	$ 44.87	$ 37.10
Income from Investment Operations
Net investment income (loss) C	.07	.07	.03	.07	.08
Net realized and unrealized gain (loss)	(10.17)	(7.27)	(5.27)	15.10	12.85
Total from investment operations	(10.10)	(7.20)	(5.24)	15.17	12.93
Distributions from net investment income	(.07)	(.03)	(.06)	(.08)	(.19)
Distributions from net realized gain	-	(2.82)	(5.97)	(5.03)	(4.97)
Total distributions	(.07)	(2.85)	(6.03)	(5.11)	(5.16)
Redemption fees added to paid in capitalC	-	-	-	-	-
Net asset value, end of period	$ 23.44	$ 33.61	$ 43.66	$ 54.93	$ 44.87
Total Return A,B	(30.10)%	(17.67)%	(10.96)%	37.44%	39.49%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.68%	.65%	.66%	.68%
Expenses net of voluntary waivers, if any	.67%	.68%	.65%	.66%	.68%
Expenses net of all reductions	.61%	.65%	.64%	.65%	.66%
Net investment income (loss)	.25%	.19%	.07%	.14%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,016,147	$ 11,458,659	$ 15,517,271	$ 17,142,411	$ 11,243,824
Portfolio turnover rate	90%	105%	103%	84%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 33.48	$ 43.51	$ 54.80	$ 44.82	$ 37.09
Income from Investment Operations
Net investment income (loss) C	.04	.03	(.02)	.02	.06
Net realized and unrealized gain (loss)	(10.14)	(7.24)	(5.25)	15.07	12.83
Total from investment operations	(10.10)	(7.21)	(5.27)	15.09	12.89
Distributions from net investment income	(.04)	-	(.05)	(.08)	(.19)
Distributions from net realized gain	-	(2.82)	(5.97)	(5.03)	(4.97)
Total distributions	(.04)	(2.82)	(6.02)	(5.11)	(5.16)
Redemption fees added to paid in capitalC	-	-	-	-	-
Net asset value, end of period	$ 23.34	$ 33.48	$ 43.51	$ 54.80	$ 44.82
Total Return A,B	(30.20)%	(17.74)%	(11.05)%	37.29%	39.38%
Ratios to Average Net Assets D
Expenses before expense reductions	.77%	.78%	.76%	.77%	.80%
Expenses net of voluntary waivers, if any	.77%	.78%	.76%	.77%	.80%
Expenses net of all reductions	.71%	.75%	.74%	.75%	.75%
Net investment income (loss)	.15%	.09%	(.04) %	.04%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,058,738	$ 1,655,758	$ 1,847,051	$ 916,330	$ 136,142
Portfolio turnover rate	90%	105%	103%	84%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 33.34	$ 43.43	$ 53.40
Income from Investment Operations
Net investment income (loss) E	-	(.02)	(.09)
Net realized and unrealized gain (loss)	(10.09)	(7.22)	(3.86)
Total from investment operations	(10.09)	(7.24)	(3.95)
Distributions from net investment income	(.04)	(.03)	(.05)
Distributions from net realized gain	-	(2.82)	(5.97)
Total distributions	(.04)	(2.85)	(6.02)
Redemption fees added to paid in capitalE	-	-	-
Net asset value, end of period	$ 23.21	$ 33.34	$ 43.43
Total Return B,C,D	(30.30)%	(17.87)%	(8.88)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.93%	.91% A
Expenses net of voluntary waivers, if any	.93%	.93%	.91% A
Expenses net of all reductions	.87%	.90%	.90% A
Net investment income (loss)	(.01)%	(.06)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 238,543	$ 191,475	$ 57,095
Portfolio turnover rate	90%	105%	103%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 31.05
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	(7.84)
Total from investment operations	(7.85)
Redemption fees added to paid in capitalE	-
Net asset value, end of period	$ 23.20
Total Return B,C,D	(25.28)%
Ratios to Average Net Assets G
Expenses before expense reductions	.96% A
Expenses net of voluntary waivers, if any	.96% A
Expenses net of all reductions	.90% A
Net investment income (loss)	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 210
Portfolio turnover rate	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: High Income Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: High Income - Initial Class	3.44%	-6.04%	3.46%
ML US High Yield Master II	-1.89%	0.52%	6.05%
Variable Annuity High Current Yield Funds Average	-0.69%	-1.12%	5.10%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch US High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: High Income Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the ML US High Yield Master II Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Mark Notkin, Portfolio Manager of High Income Portfolio

Q. How did the fund perform, Mark?

A. Despite a mostly difficult environment for high-yield investing, the fund generated a positive return and outperformed its benchmark. For the 12-month period that ended December 31, 2002, the fund's benchmark, the Merrill Lynch US High Yield Master II Index, lost 1.89%. In addition, the fund outperformed a substantial majority of its peers, as measured by the Lipper Inc. variable annuity high current yield funds average, which fell 0.69%.

Q. How do you explain the fund's outperformance?

A. Most of the fund's strong relative performance stemmed from successful picks in the telecommunications sector. In particular, the fund benefited from a handful of good performers in the wireless communications industry, including Nextel Communications and AT&T Wireless. The fund also was helped by underweighting certain poor performers relative to the index, including companies weighed down by accounting problems, such as WorldCom, and Qwest.

Q. What was your fund management strategy during the year?

A. I continued to follow the same overall security selection approach I've always followed. My goal was to pick those companies with strong fundamentals whose securities were trading at attractive prices. At the same time, I sought to control the overall amount of risk in the portfolio. To control risk, I kept the fund's sector weightings reasonably close to those in the Merrill Lynch index, moderately overweighting or underweighting sectors when I had conviction about how I thought individual companies in those sectors would perform. During the past year, this approach led us to an overweighted position in fundamentally strong wireless communications companies. It also led us to de-emphasize companies in the utilities sector, especially those in the unregulated power industry; these businesses were hurt by an environment in which energy supply outstripped demand.

Q. What were some of the securities that helped fund performance?

A. As I mentioned earlier, Nextel and AT&T Wireless were two very successful investments. Nextel's focus on business customers, its unique product offering and its smart financial management helped boost the price of the company's bonds. AT&T Wireless, meanwhile, had a reasonably solid balance sheet with only modest leverage compared to its competitors. The company's bonds were relatively cheap because of general unease about the telecommunications sector; my decision to buy the bonds at an attractive price helped the fund's return during the period. The fund also benefited from owning less of WorldCom, one of the year's most notorious companies, than the benchmark did. After WorldCom declared bankruptcy, however, I added to our position in the company's bonds because I thought that there was unrecognized value in its customer base and worldwide communications network. This decision had a positive impact on the fund's performance.

Q. Did any of the fund's investments hurt the fund?

A. Yes - for example, NTL, a U.K.-based cable company. NTL, as with many other of its British competitors, was too aggressive in taking on debt, and the company's financial troubles weighed heavily on its bonds. Another cable business, Charter Communications, also dragged down the fund's results. The firm, along with the rest of the U.S. cable industry, was hurt by weaker-than-expected earnings and increasing competition from satellite television providers. Accounting irregularities further hurt Charter's performance. Finally, my investment in IXC Communications, which was bought by Broadwing (formerly Cincinnati Bell) during the period, was a disappointment. Broadwing encountered a difficult environment for its core communications businesses and was weighed down by an increasing amount of debt.

Q. What's your outlook, Mark?

A. I anticipate a favorable environment for high-yield investing. Yield spreads - the difference in available yields - between Treasuries and high-yield bonds are still at historically wide levels. With Treasury yields low, investors may begin looking to the high-yield market for attractive opportunities. Another positive sign is that the corporate debt default rate has been declining; this historically has been a very bullish sign for high-yield performance. Finally, many companies have been reducing debt and looking to improve their credit profile - a situation that can only benefit investors. In this environment, I will continue to select what I believe are the best high-yield opportunities for the fund while managing the portfolio's overall risk. If my outlook gradually becomes more favorable, I expect to carefully and selectively take on increasing amounts of risk to take advantage of improving market conditions.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: high current income, while also considering growth of capital, by normally investing primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities

Start date: September 19, 1985

Size: as of December 31, 2002, more than
$1.4 billion

Manager: Mark Notkin, since 2001; joined Fidelity in 1994

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investment Summary

Top Five Holdings as of December 31, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	4.3
EchoStar DBS Corp.	2.8
Allied Waste North America, Inc.	1.9
American Color Graphics, Inc.	1.5
Williams Companies, Inc.	1.4
11.9
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Telecommunications	14.8
Energy	10.4
Electric Utilities	9.1
Gaming	6.0
Healthcare	5.5
Quality Diversification (% of fund's net assets)
% of fund's net assets
AAA, AA, A	0.3%
BBB	5.5%
BB	30.1%
B	42.8%
CCC, CC, C	10.9%
Not Rated	1.3%
Equities	3.2%
Short-Term Investments and Net Other Assets	5.9%
We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Corporate Bonds - 89.1%
	Principal Amount	Value (Note 1)
Convertible Bonds - 3.5%
Cable TV - 0.2%
EchoStar Communications Corp. 4.875% 1/1/07 (e)	$ 3,425,000	$ 3,048,250
Healthcare - 0.7%
Total Renal Care Holdings:
7% 5/15/09 (e)	1,370,000	1,362,294
7% 5/15/09	9,030,000	8,979,206
		10,341,500
Technology - 1.9%
Celestica, Inc. liquid yield option note 0% 8/1/20	29,885,000	13,709,744
Sanmina-SCI Corp. 0% 9/12/20	18,435,000	7,512,263
Solectron Corp. liquid yield option note:
0% 5/8/20	1,479,000	905,888
0% 11/20/20	8,380,000	4,127,150
		26,255,045
Telecommunications - 0.7%
Nextel Communications, Inc. 5.25% 1/15/10	14,161,000	10,178,927
TOTAL CONVERTIBLE BONDS		49,823,722
Nonconvertible Bonds - 85.6%
Aerospace - 1.4%
Alliant Techsystems, Inc. 8.5% 5/15/11	10,955,000	11,831,400
BE Aerospace, Inc.:
8.875% 5/1/11	4,940,000	3,606,200
9.5% 11/1/08	490,000	377,300
L-3 Communications Corp.:
8% 8/1/08	90,000	93,375
8.5% 5/15/08	350,000	364,000
Transdigm, Inc. 10.375% 12/1/08	4,105,000	4,125,525
		20,397,800
Air Transportation - 1.4%
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	1,480,000	1,080,400
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18	2,426,549	1,577,257
6.9% 1/2/17	895,387	582,002
Delta Air Lines, Inc.:
8.3% 12/15/29	6,105,000	3,357,750
8.54% 1/2/07	817,295	612,971
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	750,000	749,225
7.779% 11/18/05	1,295,000	1,036,000

	Principal Amount	Value (Note 1)
7.92% 5/18/12	$ 3,945,000	$ 3,289,622
10.06% 1/2/16	1,260,000	1,008,000
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	1,519,700	1,301,350
7.248% 7/2/14	2,152,479	1,076,240
7.575% 3/1/19	1,207,364	1,146,996
7.691% 4/1/17	240,000	192,000
7.95% 9/1/16	209,581	167,665
8.304% 9/1/10	1,958,194	1,370,736
U.S. Airways pass thru trust certificates 6.85% 7/30/19	1,141,539	913,231
		19,461,445
Automotive - 1.6%
ArvinMeritor, Inc. 8.75% 3/1/12	5,510,000	5,647,750
Cummins, Inc. 9.5% 12/1/10 (e)	1,710,000	1,812,600
Dana Corp. 10.125% 3/15/10	5,760,000	5,817,600
Dura Operating Corp. 8.625% 4/15/12	2,280,000	2,302,800
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (e)	2,240,000	1,568,000
Lear Corp.:
7.96% 5/15/05	920,000	938,400
8.11% 5/15/09	4,000,000	4,220,000
Stoneridge, Inc. 11.5% 5/1/12	160,000	152,800
		22,459,950
Broadcasting - 2.1%
Chancellor Media Corp. 8% 11/1/08	5,530,000	5,972,400
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	3,125,000	3,281,250
Nextmedia Operating, Inc. 10.75% 7/1/11	3,990,000	4,189,500
Radio One, Inc. 8.875% 7/1/11	15,400,000	16,516,500
		29,959,650
Building Materials - 0.1%
American Standard, Inc. 7.375% 2/1/08	1,180,000	1,227,200
Cable TV - 5.0%
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	7,220,000	3,176,800
9.625% 11/15/09	660,000	290,400
10% 4/1/09	3,050,000	1,342,000
10% 5/15/11	15,385,000	6,923,250
10.75% 10/1/09	2,440,000	1,073,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.: - continued
11.125% 1/15/11	$ 5,670,000	$ 2,494,800
CSC Holdings, Inc. 7.625% 4/1/11	12,870,000	12,129,975
Diamond Cable Communications PLC yankee 13.25% 9/30/04 (c)	6,435,000	579,150
EchoStar DBS Corp.:
9.125% 1/15/09	6,400,000	6,704,000
9.375% 2/1/09	16,285,000	17,099,250
International Cabletel, Inc. 11.5% 2/1/06 (c)	25,540,000	2,809,400
NTL Communications Corp.:
0% 10/1/08 (c)(d)	935,000	84,150
11.5% 10/1/08 (c)	4,490,000	404,100
NTL, Inc.:
0% 4/1/08 (c)(d)	2,025,000	202,500
10% 2/15/07 (c)	1,650,000	181,500
PanAmSat Corp.:
6.125% 1/15/05	2,340,000	2,281,500
6.375% 1/15/08	3,540,000	3,398,400
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (d)	16,665,000	5,249,475
12.375% 8/1/06	1,410,000	747,300
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	320,000	57,600
11.25% 11/1/08 (c)	3,240,000	583,200
Telewest PLC yankee:
9.625% 10/1/06 (c)	7,980,000	1,436,400
11% 10/1/07 (c)	15,900,000	2,941,500
		72,190,250
Capital Goods - 1.4%
AGCO Corp. 9.5% 5/1/08	1,020,000	1,101,600
Kansas City Southern Railway Co.:
7.5% 6/15/09	10,260,000	10,773,000
9.5% 10/1/08	590,000	647,525
Tyco International Group SA:
6.125% 11/1/08	195,000	182,325
yankee 6.375% 10/15/11	7,810,000	7,302,350
		20,006,800
Chemicals - 1.4%
Huntsman International LLC 9.875% 3/1/09	6,830,000	7,000,750

	Principal Amount	Value (Note 1)
Lyondell Chemical Co.:
9.5% 12/15/08	$ 2,480,000	$ 2,256,800
9.5% 12/15/08 (e)	2,880,000	2,721,600
9.625% 5/1/07	2,355,000	2,243,138
9.875% 5/1/07	1,775,000	1,704,000
11.125% 7/15/12	1,375,000	1,340,625
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(e)	5,580,000	3,013,200
		20,280,113
Consumer Products - 1.4%
Revlon Consumer Products Corp. 12% 12/1/05	13,655,000	13,108,800
The Hockey Co. 11.25% 4/15/09	7,215,000	7,359,300
		20,468,100
Containers - 2.7%
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (e)	3,655,000	3,764,650
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (e)	3,510,000	3,553,875
8.875% 2/15/09	7,155,000	7,369,650
Owens-Illinois, Inc.:
7.15% 5/15/05	7,300,000	7,062,750
7.35% 5/15/08	440,000	407,000
7.5% 5/15/10	640,000	590,400
7.8% 5/15/18	480,000	398,400
7.85% 5/15/04	2,510,000	2,453,525
8.1% 5/15/07	6,000,000	5,820,000
Sealed Air Corp.:
6.95% 5/15/09 (e)	5,355,000	5,569,200
8.75% 7/1/08 (e)	1,305,000	1,448,550
		38,438,000
Diversified Media - 2.3%
Corus Entertainment, Inc. 8.75% 3/1/12	8,910,000	9,444,600
Entravision Communications Corp. 8.125% 3/15/09	7,890,000	8,284,500
Lamar Media Corp.:
7.25% 1/1/13 (e)	1,650,000	1,670,625
8.625% 9/15/07	3,435,000	3,593,869
9.625% 12/1/06	1,970,000	2,038,950
LBI Media, Inc. 10.125% 7/15/12 (e)	5,015,000	5,240,675
Penton Media, Inc. 11.875% 10/1/07	3,220,000	2,672,600
		32,945,819
Electric Utilities - 8.7%
AES Corp.:
8.75% 6/15/08	970,000	572,300
8.875% 2/15/11	2,510,000	1,455,800
9.5% 6/1/09	280,000	168,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Electric Utilities - continued
AES Drax Holdings Ltd. 10.41% 12/31/20	$ 8,195,000	$ 4,589,200
CMS Energy Corp.:
7.5% 1/15/09	6,745,000	5,766,975
8.5% 4/15/11	4,645,000	4,041,150
8.9% 7/15/08	1,015,000	862,750
9.875% 10/15/07	8,685,000	7,903,350
Edison International 6.875% 9/15/04	8,085,000	7,559,475
Illinois Power Co. 11.5% 12/15/10 (e)	3,310,000	3,194,150
Nevada Power Co. 10.875% 10/15/09 (e)	2,395,000	2,395,000
Noram Energy Corp. 6.5% 2/1/08	1,745,000	1,465,800
Oncor Electric Delivery Co. 7% 9/1/22 (e)	10,680,000	9,958,096
Pacific Gas & Electric Co.:
6.25% 8/1/03	3,625,000	3,588,750
6.25% 3/1/04	2,875,000	2,831,875
8.375% 5/1/25	1,390,000	1,341,350
9.625% 11/1/05 (e)	7,790,000	7,634,200
Reliant Energy Resources Corp.:
7.75% 2/15/11	1,725,000	1,449,000
8.125% 7/15/05	9,715,000	8,953,218
Sierra Pacific Power Co. 8% 6/1/08	2,615,000	2,458,100
Southern California Edison Co.:
7.125% 7/15/25	330,000	306,075
7.25% 3/1/26	1,020,000	946,050
7.625% 1/15/10	4,530,000	4,258,200
8.95% 11/3/03	7,340,000	7,266,600
TECO Energy, Inc. 10.5% 12/1/07 (e)	5,455,000	5,345,900
Texas Utilities Co. 6.375% 1/1/08	1,440,000	1,288,800
The Coastal Corp. 6.95% 6/1/28	245,000	156,800
TXU Corp. 6.375% 6/15/06	8,165,000	7,470,975
Western Resources, Inc.:
6.875% 8/1/04	2,555,000	2,350,600
7.875% 5/1/07	10,480,000	10,637,200
9.75% 5/1/07	7,425,000	6,831,000
		125,046,739

	Principal Amount	Value (Note 1)
Energy - 10.4%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	$ 6,060,000	$ 6,287,250
Chesapeake Energy Corp.:
8.125% 4/1/11	9,645,000	9,934,350
8.375% 11/1/08	1,940,000	1,998,200
CMS Panhandle Holding Co. 6.5% 7/15/09	3,420,000	3,283,200
DI Industries, Inc. 8.875% 7/1/07	3,720,000	3,813,000
El Paso Corp.:
7% 5/15/11	3,900,000	2,652,000
7.875% 6/15/12 (e)	5,590,000	3,913,000
El Paso Energy Corp.:
6.75% 5/15/09	2,475,000	1,707,750
7.375% 12/15/12	175,000	117,250
8.05% 10/15/30	910,000	564,200
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	4,615,000	4,245,800
10.625% 12/1/12 (e)	1,370,000	1,404,250
Encore Acquisition Co. 8.375% 6/15/12 (e)	4,325,000	4,498,000
Forest Oil Corp. 8% 12/15/11	3,450,000	3,631,125
Grant Prideco, Inc.:
9% 12/15/09 (e)	930,000	971,850
9.625% 12/1/07	3,220,000	3,413,200
Key Energy Services, Inc. 8.375% 3/1/08	1,700,000	1,780,750
Luscar Coal Ltd. 9.75% 10/15/11	3,770,000	4,052,750
Northwest Pipeline Corp. 6.625% 12/1/07	1,655,000	1,539,150
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	485,000	436,500
8.25% 4/1/10	1,555,000	1,500,575
Plains All American Pipeline LP 7.75% 10/15/12 (e)	2,470,000	2,556,450
Plains Exploration & Production Co. LP 8.75% 7/1/12 (e)	7,725,000	7,995,375
SESI LLC 8.875% 5/15/11	390,000	397,800
Southern Natural Gas Co.:
7.35% 2/15/31	8,335,000	6,959,725
8% 3/1/32	165,000	144,375
Teekay Shipping Corp. 8.875% 7/15/11	16,795,000	17,214,875
Tennessee Gas Pipeline Co.:
7% 10/15/28	670,000	515,900
7.5% 4/1/17	325,000	271,375
8.375% 6/15/32	975,000	848,250
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Energy - continued
The Coastal Corp.:
6.2% 5/15/04	$ 1,660,000	$ 1,427,600
6.5% 5/15/06	2,565,000	2,077,650
7.5% 8/15/06	1,530,000	1,254,600
7.75% 6/15/10	5,300,000	4,160,500
7.75% 10/15/35	2,715,000	1,791,900
Transcontinental Gas Pipe Line:
6.125% 1/15/05	2,220,000	2,064,600
6.25% 1/15/08	6,310,000	5,615,900
7% 8/15/11	1,740,000	1,583,400
8.875% 7/15/12 (e)	1,490,000	1,490,000
Vintage Petroleum, Inc. 8.25% 5/1/12	8,145,000	8,430,075
Williams Companies, Inc.:
6.625% 11/15/04	3,490,000	2,600,050
6.75% 1/15/06	4,260,000	2,960,700
7.125% 9/1/11	13,480,000	8,829,400
7.625% 7/15/19	2,425,000	1,527,750
8.125% 3/15/12 (e)	6,145,000	4,178,600
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	990,000	688,050
		149,329,050
Entertainment/Film - 1.7%
AMC Entertainment, Inc.:
9.5% 3/15/09	4,915,000	4,841,275
9.5% 2/1/11	3,685,000	3,629,725
Cinemark USA, Inc. 8.5% 8/1/08	8,515,000	8,089,250
Regal Cinemas Corp. 9.375% 2/1/12	7,620,000	8,077,200
		24,637,450
Environmental - 1.9%
Allied Waste North America, Inc.:
7.625% 1/1/06	5,310,000	5,310,000
7.875% 1/1/09	2,553,000	2,533,853
8.5% 12/1/08	9,090,000	9,180,900
8.875% 4/1/08	3,080,000	3,141,600
9.25% 9/1/12 (e)	7,180,000	7,251,800
		27,418,153
Food and Drug Retail - 0.4%
Rite Aid Corp.:
6.125% 12/15/08 (e)	3,615,000	2,675,100
6.875% 8/15/13	1,440,000	1,022,400

	Principal Amount	Value (Note 1)
7.125% 1/15/07	$ 1,475,000	$ 1,224,250
7.7% 2/15/27	350,000	220,500
		5,142,250
Food/Beverage/Tobacco - 2.3%
Chiquita Brands International, Inc. 10.56% 3/15/09	5,465,000	5,574,300
Corn Products International, Inc.:
8.25% 7/15/07	7,235,000	7,271,175
8.45% 8/15/09	685,000	690,138
Dean Foods Co.:
6.625% 5/15/09	220,000	217,800
6.9% 10/15/17	4,680,000	4,258,800
8.15% 8/1/07	6,205,000	6,499,738
Del Monte Corp. 8.625% 12/15/12 (e)	4,470,000	4,559,400
Dole Food Co., Inc. 7.25% 5/1/09	3,760,000	3,609,600
Michael Foods, Inc. 11.75% 4/1/11	330,000	366,300
		33,047,251
Gaming - 6.0%
Chukchansi Economic Development Authority 14.5% 6/15/09 (e)	2,735,000	2,748,675
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	5,233,000	5,586,228
Horseshoe Gaming LLC 8.625% 5/15/09	13,569,000	14,315,295
International Game Technology 8.375% 5/15/09	3,550,000	3,922,750
MGM Mirage, Inc. 8.5% 9/15/10	2,030,000	2,233,000
Mirage Resorts, Inc.:
6.625% 2/1/05	930,000	957,780
7.25% 10/15/06	230,000	242,727
Penn National Gaming, Inc. 8.875% 3/15/10	9,945,000	10,143,900
Station Casinos, Inc. 8.375% 2/15/08	13,745,000	14,569,700
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	13,555,000	13,859,988
Wheeling Island Gaming, Inc. 10.125% 12/15/09	5,555,000	5,568,888
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	11,805,000	11,864,025
		86,012,956
Healthcare - 4.4%
aaiPharma, Inc. 11% 4/1/10	3,960,000	3,960,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Healthcare - continued
ALARIS Medical Systems, Inc. 11.625% 12/1/06	$ 7,010,000	$ 7,886,250
Alderwoods Group, Inc. 11% 1/2/07	5,014,900	5,002,363
AmerisourceBergen Corp. 8.125% 9/1/08	1,620,000	1,725,300
Biovail Corp. yankee 7.875% 4/1/10	8,945,000	8,989,725
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	610,000	585,600
HCA, Inc. 6.3% 10/1/12	6,500,000	6,532,500
PacifiCare Health Systems, Inc. 10.75% 6/1/09	5,330,000	5,689,775
Senior Housing Properties Trust 8.625% 1/15/12	5,900,000	5,811,500
Stewart Enterprises, Inc. 10.75% 7/1/08	3,250,000	3,591,250
Tenet Healthcare Corp.:
5% 7/1/07	2,520,000	2,293,200
5.375% 11/15/06	635,000	577,850
6.375% 12/1/11	1,415,000	1,301,800
6.5% 6/1/12	1,875,000	1,734,375
Triad Hospitals, Inc. 8.75% 5/1/09	7,020,000	7,511,400
		63,192,888
Homebuilding/Real Estate - 2.3%
Beazer Homes USA, Inc. 8.625% 5/15/11	7,515,000	7,740,450
Champion Home Builders Co. 11.25% 4/15/07	1,695,000	1,415,325
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	6,245,000	6,447,963
D.R. Horton, Inc.:
7.875% 8/15/11	1,470,000	1,433,250
8% 2/1/09	3,630,000	3,630,000
Del Webb Corp. 9.375% 5/1/09	2,000,000	2,100,000
Lennar Corp. 9.95% 5/1/10	3,040,000	3,328,800
Ryland Group, Inc. 9.125% 6/15/11	5,000,000	5,300,000
Standard Pacific Corp. 9.25% 4/15/12	2,295,000	2,226,150
		33,621,938
Hotels - 1.0%
Hilton Hotels Corp.:
7.625% 12/1/12	3,630,000	3,611,850

	Principal Amount	Value (Note 1)
8.25% 2/15/11	$ 5,530,000	$ 5,723,550
KSL Recreation Group, Inc. 10.25% 5/1/07	5,000,000	5,100,000
		14,435,400
Leisure - 0.9%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	11,000,000	11,440,000
Hollywood Entertainment Corp. 9.625% 3/15/11	1,630,000	1,646,300
		13,086,300
Metals/Mining - 1.8%
Compass Minerals Group, Inc. 10% 8/15/11	4,800,000	5,256,000
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	8,520,000	8,307,000
7.5% 11/15/06	3,540,000	3,256,800
P&L Coal Holdings Corp. 8.875% 5/15/08	3,430,000	3,601,500
Phelps Dodge Corp.:
8.75% 6/1/11	345,000	357,075
9.5% 6/1/31	5,230,000	5,308,450
		26,086,825
Paper - 1.3%
Fort James Corp. 6.875% 9/15/07	940,000	883,600
Georgia-Pacific Corp.:
7.5% 5/15/06	360,000	338,400
8.125% 5/15/11	1,170,000	1,099,800
Packaging Corp. of America 9.625% 4/1/09	4,000,000	4,320,000
Riverwood International Corp. 10.625% 8/1/07	3,270,000	3,368,100
Stone Container Corp.:
8.375% 7/1/12	3,350,000	3,437,938
9.75% 2/1/11	4,525,000	4,841,750
World Color Press, Inc. 8.375% 11/15/08	350,000	355,250
		18,644,838
Publishing/Printing - 3.1%
American Color Graphics, Inc. 12.75% 8/1/05	21,340,000	21,126,600
American Media Operations, Inc. 10.25% 5/1/09	5,170,000	5,338,025
R. H. Donnelley Finance Corp. I 10.875% 12/15/12 (e)	3,070,000	3,346,300
World Color Press, Inc. 7.75% 2/15/09	4,855,000	4,855,000
Yell Finance BV 10.75% 8/1/11	9,065,000	9,971,500
		44,637,425
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Railroad - 1.3%
TFM SA de CV yankee:
10.25% 6/15/07	$ 4,670,000	$ 4,389,800
11.75% 6/15/09	15,055,000	14,829,175
		19,218,975
Restaurants - 1.5%
Domino's, Inc. 10.375% 1/15/09	5,130,000	5,540,400
Tricon Global Restaurants, Inc. 8.875% 4/15/11	15,230,000	16,524,550
		22,064,950
Services - 0.4%
Iron Mountain, Inc.:
8.25% 7/1/11	520,000	535,600
8.625% 4/1/13	95,000	99,275
JohnsonDiversey, Inc. 9.625% 5/15/12 (e)	4,845,000	5,087,250
Pierce Leahy Command Co. yankee 8.125% 5/15/08	475,000	485,688
		6,207,813
Shipping - 0.3%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	2,310,000	1,778,700
10.25% 11/15/06	4,980,000	3,137,400
		4,916,100
Steels - 0.1%
Steel Dynamics, Inc. 9.5% 3/15/09	655,000	687,750
Technology - 2.1%
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	960,000	979,200
Fairchild Semiconductor Corp. 10.5% 2/1/09	1,840,000	1,996,400
Fisher Scientific International, Inc.:
8.125% 5/1/12	3,940,000	4,058,200
9% 2/1/08	475,000	495,188
Flextronics International Ltd. yankee 9.875% 7/1/10	6,730,000	7,268,400
Micron Technology, Inc. 6.5% 9/30/05 (g)	10,000,000	8,650,000
Sanmina-SCI Corp. 10.375% 1/15/10 (e)	3,320,000	3,353,200
Seagate Technology HDD Holdings 8% 5/15/09 (e)	3,850,000	3,927,000
		30,727,588

	Principal Amount	Value (Note 1)
Telecommunications - 12.4%
American Tower Corp. 9.375% 2/1/09	$ 3,215,000	$ 2,539,850
AT&T Wireless Services, Inc. 7.875% 3/1/11	7,475,000	7,512,375
Crown Castle International Corp.:
9.375% 8/1/11	9,200,000	7,544,000
9.5% 8/1/11	700,000	563,500
10.75% 8/1/11	2,835,000	2,466,450
EchoStar DBS Corp. 10.375% 10/1/07	14,995,000	16,044,650
Millicom International Cellular SA yankee 13.5% 6/1/06	4,250,000	2,040,000
Nextel Communications, Inc.:
9.375% 11/15/09	14,700,000	13,303,500
9.5% 2/1/11	13,740,000	12,366,000
12% 11/1/08	2,495,000	2,445,100
Orange PLC yankee 9% 6/1/09	9,700,000	10,185,000
Orbital Imaging Corp.:
11.625% 3/1/05 (c)	7,110,000	1,350,900
11.625% 3/1/05 (c)	3,680,000	699,200
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	670,000	619,750
PTC International Finance BV yankee 10.75% 7/1/07	1,580,000	1,643,200
PTC International Finance II SA yankee 11.25% 12/1/09	11,000,000	11,660,000
Qwest Capital Funding, Inc.:
5.875% 8/3/04	3,325,000	2,859,500
7% 8/3/09	3,095,000	2,073,650
7.25% 2/15/11	8,195,000	5,408,700
7.625% 8/3/21	1,160,000	678,600
7.75% 8/15/06	3,020,000	2,174,400
7.9% 8/15/10	2,730,000	1,829,100
Qwest Corp.:
8.875% 3/15/12 (e)	9,550,000	9,263,500
8.875% 3/15/12 (e)	5,295,000	5,136,150
Rogers Cantel, Inc. yankee 9.375% 6/1/08	3,060,000	2,876,400
Rogers Wireless, Inc. 9.625% 5/1/11	9,175,000	8,670,375
Satelites Mexicanos SA de CV 5.88% 6/30/04 (e)(f)	10,493,000	7,869,750
TeleCorp PCS, Inc. 0% 4/15/09 (d)	2,723,000	2,546,005
Tritel PCS, Inc. 0% 5/15/09 (d)	4,815,000	4,502,025
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Telecommunications - continued
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	$ 7,065,000	$ 5,652,000
6.375% 7/15/08	1,735,000	1,110,400
6.5% 11/15/18	1,125,000	596,250
6.875% 7/15/28	13,080,000	7,455,600
U.S. West Communications 7.2% 11/1/04	4,315,000	4,099,250
WorldCom, Inc.:
7.5% 5/15/11 (c)	36,095,000	8,301,850
8.25% 5/15/31 (c)	9,885,000	2,273,550
		178,360,530
Textiles & Apparel - 0.5%
Levi Strauss & Co. 12.25% 12/15/12 (e)	7,280,000	7,170,800
TOTAL NONCONVERTIBLE BONDS		1,231,529,096
TOTAL CORPORATE BONDS (Cost $1,304,295,827)		1,281,352,818
Commercial Mortgage Securities - 0.8%

Commercial Mortgage Asset Trust Series 1999-C1 Class F, 6.25% 1/17/32 (e)	4,750,000	3,857,149
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.9833% 4/25/21 (e)(f)	882,128	785,094
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.3028% 11/18/31 (e)(f)	4,500,000	4,491,035
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (e)	2,553,000	2,087,477
Structured Asset Securities Corp. Series 1994-C1 Class F, 6.87% 8/25/26	588,127	588,127
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $9,973,161)		11,808,882
Common Stocks - 0.5%
	Shares
Capital Goods - 0.0%
Tokheim Corp. (a)	135,835	6,792

	Shares	Value (Note 1)
Diversified Financial Services - 0.0%
Delta Financial Corp. warrants 12/21/10 (a)	14,310	$ 143
Delta Funding Residual Exchange Co. LLC Class A (membership interest) (a)	1,350	243,000
Delta Funding Residual Management, Inc. (a)	1,350	14
ECM Corp. LP (e)	3,000	258,000
		501,157
Healthcare - 0.0%
Mariner Health Care, Inc. (a)	9,583	60,373
Mariner Health Care, Inc. warrants 5/1/04 (a)	9,049	48,865
Wright Medical Technology, Inc. warrants 6/30/03 (a)	3,212	32
		109,270
Homebuilding/Real Estate - 0.4%
Swerdlow Real Estate Group LLC	159,600	5,660,453
Hotels - 0.0%
MOA Hospitality, Inc.	3,000	12,000
Technology - 0.0%
Ampex Corp. Class A (a)	9,600	0
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Class B	48,889	941,113
TOTAL COMMON STOCKS (Cost $23,687,242)		7,230,785
Nonconvertible Preferred Stocks - 2.7%

Diversified Financial Services - 0.6%
American Annuity Group Capital Trust II $88.75	8,910	9,206,703
Delta Financial Corp. Series A, $10.00	1,350	27,000
		9,233,703
Healthcare - 0.4%
Fresenius Medical Care Capital Trust II $78.75	5,260	5,242,248
Technology - 0.0%
Ampex Corp. 8% non-cumulative (redeemable preferred)	314	244,920
Telecommunications - 1.7%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	15,265	1,373,850
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	649	616,550
Series E, $111.25 pay-in-kind	25,523	22,460,229
		24,450,629
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $48,070,838)		39,171,500
Floating Rate Loans - 1.0%
	Principal Amount	Value (Note 1)
Diversified Financial Services - 0.6%
Olympus Cable Holdings LLC:
Tranche A term loan 0% 6/30/10 (f)	$ 5,500,000	$ 4,345,000
Tranche B term loan 6.25% 9/30/10 (f)	5,000,000	4,050,000
		8,395,000
Electric Utilities - 0.4%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (f)	3,260,000	3,455,600
Sierra Pacific Power Co. term loan 10.5% 10/31/05 (f)	2,800,000	2,779,000
		6,234,600
TOTAL FLOATING RATE LOANS (Cost $14,437,812)		14,629,600
Money Market Funds - 4.2%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $60,973,681)	60,973,681	60,973,681
Cash Equivalents - 0.2%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.09%, dated 12/31/02 due 1/2/03) (Cost $2,226,000)	$ 2,226,134	2,226,000
TOTAL INVESTMENT PORTFOLIO - 98.5% (Cost $1,463,664,561)		1,417,393,266
NET OTHER ASSETS - 1.5%		21,157,216
NET ASSETS - 100%		$ 1,438,550,482
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $164,176,070 or 11.4% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 10/7/99	$ 7,794,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,300,064,470 and $1,245,208,977, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,675 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,650,000 or 0.6% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $17,936,000. The weighted average interest rate was 1.51%. At period end there were no interfund loans outstanding.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.2%
Canada	3.4
Mexico	2.1
Luxembourg	1.4
Marshall Islands	1.2
United Kingdom	1.1
Bahamas (Nassau)	1.0
Others (individually less than 1%)	1.6
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $14,629,600 or 1.0% of net assets.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $1,317,999,000 of which $78,331,000, $378,633,000, $772,554,000 and $88,481,000 will expire on December 31, 2007, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $2,226,000) (cost $1,463,664,561) - See accompanying schedule		$ 1,417,393,266
Receivable for investments sold		3,072,184
Receivable for fund shares sold		4,309,771
Dividends receivable		415,946
Interest receivable		29,023,858
Total assets		1,454,215,025

Liabilities
Payable to custodian bank	$ 58,946
Payable for investments purchased	13,416,670
Payable for fund shares redeemed	1,270,613
Accrued management fee	690,389
Distribution fees payable	27,991
Other payables and accrued expenses	199,934
Total liabilities		15,664,543

Net Assets		$ 1,438,550,482
Net Assets consist of:
Paid in capital		$ 2,671,603,867
Undistributed net investment income		174,309,747
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,361,092,036)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(46,271,096)
Net Assets		$ 1,438,550,482
Initial Class: Net Asset Value, offering price and redemption price per share ($1,145,562,290 ÷ 193,043,593 shares)		$ 5.93

Service Class: Net Asset Value, offering price and redemption price per share ($260,488,955 ÷ 44,102,888 shares)		$ 5.91

Service Class 2: Net Asset Value, offering price and redemption price per share ($32,499,237 ÷ 5,539,955 shares)		$ 5.87

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 5,428,806
Interest		127,427,485
Total income		132,856,291

Expenses
Management fee	$ 7,993,698
Transfer agent fees	982,279
Distribution fees	290,573
Accounting fees and expenses	429,973
Non-interested trustees' compensation	4,979
Custodian fees and expenses	46,313
Audit	45,724
Legal	14,993
Interest	7,517
Miscellaneous	111,919
Total expenses before reductions	9,927,968
Expense reductions	(9,219)	9,918,749
Net investment income (loss)		122,937,542
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(134,391,326)
Foreign currency transactions	(76)
Total net realized gain (loss)		(134,391,402)
Change in net unrealized appreciation (depreciation) on: Investment securities	61,338,512
Assets and liabilities in foreign currencies	274
Total change in net unrealized appreciation (depreciation)		61,338,786
Net gain (loss)		(73,052,616)
Net increase (decrease) in net assets resulting from operations		$ 49,884,926

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 122,937,542	$ 195,916,081
Net realized gain (loss)	(134,391,402)	(848,680,562)
Change in net unrealized appreciation (depreciation)	61,338,786	459,973,759
Net increase (decrease) in net assets resulting from operations	49,884,926	(192,790,722)
Distributions to shareholders from net investment income	(146,986,706)	(225,311,206)
Share transactions - net increase (decrease)	83,855,103	170,357,427
Total increase (decrease) in net assets	(13,246,677)	(247,744,501)

Net Assets
Beginning of period	1,451,797,159	1,699,541,660
End of period (including undistributed net investment income of $174,309,747 and undistributed net investment income of $265,180,350, respectively)	$ 1,438,550,482	$ 1,451,797,159
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	161,830,537	33,051,621	6,046,991
Reinvested	21,420,774	4,185,869	334,655
Redeemed	(177,635,347)	(29,816,724)	(3,438,673)
Net increase (decrease)	5,615,964	7,420,766	2,942,973
Dollars
Sold	$ 928,948,274	$ 187,453,912	$ 33,996,291
Reinvested	121,455,787	23,650,162	1,880,757
Redeemed	(1,024,045,741)	(170,105,252)	(19,379,087)
Net increase (decrease)	$ 26,358,320	$ 40,998,822	$ 16,497,961

Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	144,472,534	28,397,679	2,198,430
Reinvested	24,517,471	3,882,761	94,413
Redeemed	(160,943,304)	(23,505,039)	(278,883)
Net increase (decrease)	8,046,701	8,775,401	2,013,960
Dollars
Sold	$ 1,039,766,530	$ 203,316,935	$ 15,105,054
Reinvested	193,933,192	30,634,983	743,031
Redeemed	(1,145,326,697)	(165,986,997)	(1,828,604)
Net increase (decrease)	$ 88,373,025	$ 67,964,921	$ 14,019,481

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 121,455,786	$ 23,650,162	$ 1,880,758
From net realized gain	-	-	-
Total	$ 121,455,786	$ 23,650,162	$ 1,880,758

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 193,933,192	$ 30,634,983	$ 743,031
From net realized gain	-	-	-
Total	$ 193,933,192	$ 30,634,983	$ 743,031

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 6.41	$ 8.18	$ 11.32	$ 11.53	$ 13.58
Income from Investment Operations
Net investment income (loss) C	.513	.849 E	1.123	1.095	1.111
Net realized and unrealized gain (loss)	(.323)	(1.619) E	(3.513)	(.195)	(1.591)
Total from investment operations	.190	(.770)	(2.390)	.900	(.480)
Distributions from net investment income	(.670)	(1.000)	(.750)	(1.075)	(.970)
Distributions from net realized gain	-	-	-	(.030)	(.600)
Distributions in excess of net realized gain	-	-	-	(.005)	-
Total distributions	(.670)	(1.000)	(.750)	(1.110)	(1.570)
Net asset value, end of period	$ 5.93	$ 6.41	$ 8.18	$ 11.32	$ 11.53
Total Return A,B	3.44%	(11.73)%	(22.54)%	8.25%	(4.33)%
Ratios to Average Net Assets D
Expenses before expense reductions	.70%	.71%	.68%	.69%	.70%
Expenses net of voluntary waivers, if any	.70%	.71%	.68%	.69%	.70%
Expenses net of all reductions	.70%	.70%	.68%	.69%	.70%
Net investment income (loss)	8.95%	12.08% E	11.38%	9.80%	9.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,145,562	$ 1,201,085	$ 1,467,250	$ 2,257,610	$ 2,348,954
Portfolio turnover rate	96%	138%	68%	82%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 6.38	$ 8.15	$ 11.29	$ 11.52	$ 13.57
Income from Investment Operations
Net investment income (loss) C	.505	.833 E	1.102	1.074	1.082
Net realized and unrealized gain (loss)	(.305)	(1.613) E	(3.502)	(.194)	(1.562)
Total from investment operations	.200	(.780)	(2.400)	.880	(.480)
Distributions from net investment income	(.670)	(.990)	(.740)	(1.075)	(.970)
Distributions from net realized gain	-	-	-	(.030)	(.600)
Distributions in excess of net realized gain	-	-	-	(.005)	-
Total distributions	(.670)	(.990)	(.740)	(1.110)	(1.570)
Net asset value, end of period	$ 5.91	$ 6.38	$ 8.15	$ 11.29	$ 11.52
Total Return A,B	3.62%	(11.90)%	(22.68)%	8.08%	(4.34)%
Ratios to Average Net Assets D
Expenses before expense reductions	.80%	.81%	.78%	.79%	.82%
Expenses net of voluntary waivers, if any	.80%	.81%	.78%	.79%	.82%
Expenses net of all reductions	.80%	.81%	.78%	.79%	.82%
Net investment income (loss)	8.85%	11.97% E	11.28%	9.69%	9.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 260,489	$ 234,204	$ 227,549	$ 253,972	$ 129,587
Portfolio turnover rate	96%	138%	68%	82%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.36	$ 8.13	$ 11.14
Income from Investment Operations
Net investment income (loss) E	.489	.788 H	.936
Net realized and unrealized gain (loss)	(.309)	(1.568) H	(3.206)
Total from investment operations	.180	(.780)	(2.270)
Distributions from net investment income	(.670)	(.990)	(.740)
Net asset value, end of period	$ 5.87	$ 6.36	$ 8.13
Total Return B,C,D	3.30%	(11.93)%	(21.83)%
Ratios to Average Net Assets G
Expenses before expense reductions	.97%	.98%	1.01% A
Expenses net of voluntary waivers, if any	.97%	.98%	1.01% A
Expenses net of all reductions	.97%	.98%	1.01% A
Net investment income (loss)	8.68%	11.81% H	11.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,499	$ 16,508	$ 4,742
Portfolio turnover rate	96%	138%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Index 500 - Initial Class	-22.25%	-0.84%	9.04%
S&P 500 ®	-22.10%	-0.59%	9.34%
Variable Annuity S&P 500 Index Objective Funds Average	-22.43%	-0.86%	9.01%
Variable Annuity S&P 500 Index Classification Funds Average	-22.43%	-0.86%	9.01%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Jacques Perold became Portfolio Manager of Index 500 Portfolio on January 13, 2003.

Q. How did the fund perform, Jacques?

A. For the 12-month period that ended December 31, 2002, the fund's performance closely tracked that of its benchmark, the Standard & Poor's 500 Index, which lost 22.10%. The fund's results also were in line with its Lipper Inc. peer group, the variable annuity S&P 500 index objective funds average which fell 22.43% during the same time frame.

Q. How would you describe the stock market environment in 2002?

A. When the year began, analysts noted that the stock market, which lost ground in 2000 and 2001, hadn't fallen in three straight years since 1939-1941. Yet a third straight decline for the market is exactly what happened in 2002. The decline was surprisingly broad-based, with so-called blue chips such as Intel and Home Depot losing more than half their value during 2002. In fact, a number of formerly successful stocks - including Palm, Sapient and WorldCom - were dropped from the S&P 500 index because of their shrinking market value. Stocks fell for a variety of reasons. The economy, though no longer in recession, continued to struggle despite historically low interest rates and still-robust consumer spending. Questionable accounting practices of numerous companies came to light, with WorldCom being the most notable example. WorldCom drove itself into bankruptcy, a status it shared with companies such as Kmart, US Airways, United Airlines and others struggling to survive in the difficult economic environment. Finally, world events helped depress stock prices, as investors grew increasingly concerned about the potential for war in Iraq. Despite these negative influences, the fourth quarter was a significant bright spot for the market, which rose 8% between October and December.

Q. Which stocks most helped index returns?

A. In an environment where the broader market moved sharply lower, few stocks in the S&P 500 enjoyed positive results. Many of those that did were in the banking sector. For example, the index was boosted by Bank of America, Wells Fargo and Wachovia. Companies such as these, with substantial consumer banking operations, benefited from continued low interest rates, which encouraged homeowners to refinance existing mortgages. In the pharmaceutical industry, Pharmacia was another positive performer. The market responded very favorably when the company announced its pending acquisition by competitor Pfizer. Household products maker Procter & Gamble also contributed to fund results, thanks to its steady earnings despite the uncertain investing environment. Two other stocks - Boston Scientific and Newmont Mining - substantially helped results during 2002, despite representing just a very small portion of the index. Boston Scientific, which makes medical supplies for minimally invasive surgeries, benefited greatly from receiving regulatory approval for a popular coronary stent system. Newmont Mining, the world's largest gold mining company, performed well as investors prized gold as a potential hedge against market declines.

Q. Can you give examples of stocks that dragged down performance?

A. Pfizer, a leading pharmaceutical company, had a negative impact on overall results. Pfizer's stock price, ironically, was hurt when the company announced its intended acquisition of Pharmacia, the same company I cited earlier as benefiting from the merger announcement. Investors believed that Pharmacia was getting the better half of the deal. A number of leading technology companies - including Intel, Microsoft and IBM - all declined, as investor sentiment about tech stocks remained bleak for the majority of the year. AOL Time Warner also was a big disappointment. Besides being hard hit by the continued slowdown in advertising spending, the company also faced nagging questions about its financial statements. Tyco International was another poor performer; it suffered first from accounting questions, then from a corporate governance scandal involving its former CEO. The biggest detractor from fund performance, however, was General Electric. As with many other conglomerates in 2002, investors developed concerns about the complexity of the company's accounting statements and whether that complexity could be used to mask financial troubles.

Q. What's your outlook, Jacques?

A. Many of the same analysts who stressed that the market hadn't fallen in three straight years since 1941 are now pointing out that it's been 71 years since the market last declined in four consecutive years. But as recent events prove, it's impossible to predict what will happen in the market - especially over the short term. Whether stocks will recover next week, next month or next year, I can't say. But I'm comforted by the market's long-term track record, which, despite many stops and starts, has been steadily upward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide returns that correspond to those of the S&P 500 index

Start date: August 27, 1992

Size: as of December 31, 2002, more than
$2.5 billion

Manager: Jacques Perold, since January 2003; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investment Summary

Top Ten Stocks as of December 31, 2002
% of fund's net assets
Microsoft Corp.	3.4
General Electric Co.	2.9
Exxon Mobil Corp.	2.9
Wal-Mart Stores, Inc.	2.7
Pfizer, Inc.	2.3
Citigroup, Inc.	2.2
Johnson & Johnson	2.0
American International Group, Inc.	1.8
International Business Machines Corp.	1.6
Merck & Co., Inc.	1.6
23.4
Market Sectors as of December 31, 2002
% of fund's net assets
Financials	20.4
Health Care	14.8
Information Technology	14.2
Consumer Discretionary	13.3
Industrials	11.5
Consumer Staples	9.4
Energy	6.0
Telecommunication Services	4.2
Materials	2.8
Utilities	2.8

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.3%
Auto Components - 0.2%
Cooper Tire & Rubber Co.	22,593	$ 346,577
Dana Corp.	45,608	536,350
Delphi Corp.	172,509	1,388,697
Goodyear Tire & Rubber Co.	55,641	378,915
Johnson Controls, Inc.	27,397	2,196,417
Visteon Corp.	40,161	279,521
		5,126,477
Automobiles - 0.6%
Ford Motor Co.	564,748	5,252,156
General Motors Corp.	176,409	6,502,436
Harley-Davidson, Inc.	93,769	4,332,128
		16,086,720
Distributors - 0.1%
Genuine Parts Co.	53,878	1,659,442
Hotels, Restaurants & Leisure - 1.0%
Carnival Corp.	182,540	4,554,373
Darden Restaurants, Inc.	53,226	1,088,472
Harrah's Entertainment, Inc. (a)	34,317	1,358,953
Hilton Hotels Corp.	115,599	1,469,263
International Game Technology (a)	26,895	2,041,868
Marriott International, Inc. Class A	74,646	2,453,614
McDonald's Corp.	395,825	6,364,866
Starbucks Corp. (a)	120,562	2,457,054
Starwood Hotels & Resorts Worldwide, Inc. unit	61,285	1,454,906
Wendy's International, Inc.	35,993	974,331
Yum! Brands, Inc. (a)	92,252	2,234,343
		26,452,043
Household Durables - 0.5%
American Greetings Corp. Class A	20,229	319,618
Black & Decker Corp.	24,759	1,061,914
Centex Corp.	19,246	966,149
Fortune Brands, Inc.	46,255	2,151,320
KB Home	15,598	668,374
Leggett & Platt, Inc.	60,784	1,363,993
Maytag Corp.	24,065	685,853
Newell Rubbermaid, Inc.	82,282	2,495,613
Pulte Homes, Inc.	19,132	915,849
Snap-On, Inc.	17,943	504,378
The Stanley Works	26,253	907,829
Tupperware Corp.	18,052	272,224
Whirlpool Corp.	21,126	1,103,200
		13,416,314
Internet & Catalog Retail - 0.3%
eBay, Inc. (a)	95,300	6,463,246
Leisure Equipment & Products - 0.3%
Brunswick Corp.	27,760	551,314
Eastman Kodak Co.	90,435	3,168,842

	Shares	Value (Note 1)
Hasbro, Inc.	53,474	$ 617,625
Mattel, Inc.	135,412	2,593,140
		6,930,921
Media - 4.0%
AOL Time Warner, Inc. (a)	1,376,239	18,028,731
Clear Channel Communications, Inc. (a)	188,945	7,045,759
Comcast Corp. Class A (a)	712,522	16,794,144
Dow Jones & Co., Inc.	26,007	1,124,283
Gannett Co., Inc.	83,991	6,030,554
Interpublic Group of Companies, Inc.	119,686	1,685,179
Knight-Ridder, Inc.	25,763	1,629,510
McGraw-Hill Companies, Inc.	60,136	3,634,620
Meredith Corp.	15,254	627,092
Omnicom Group, Inc.	58,479	3,777,743
The New York Times Co. Class A	46,934	2,146,292
TMP Worldwide, Inc. (a)	35,360	399,922
Tribune Co.	93,621	4,256,011
Univision Communications, Inc. Class A (a)	68,676	1,682,562
Viacom, Inc. Class B (non-vtg.) (a)	547,870	22,331,181
Walt Disney Co.	642,617	10,481,083
		101,674,666
Multiline Retail - 3.9%
Big Lots, Inc. (a)	35,910	475,089
Costco Wholesale Corp. (a)	140,485	3,942,009
Dillard's, Inc. Class A	25,862	410,171
Dollar General Corp.	102,633	1,226,464
Family Dollar Stores, Inc.	53,213	1,660,778
Federated Department Stores, Inc. (a)	61,836	1,778,403
JCPenney Co., Inc.	82,061	1,888,224
Kohl's Corp. (a)	104,156	5,827,528
Nordstrom, Inc.	43,881	832,423
Sears, Roebuck & Co.	104,927	2,513,002
Target Corp.	280,894	8,426,820
The May Department Stores Co.	88,517	2,034,121
Wal-Mart Stores, Inc.	1,369,750	69,186,073
		100,201,105
Specialty Retail - 2.1%
AutoZone, Inc. (a)	32,458	2,293,158
Bed Bath & Beyond, Inc. (a)	90,086	3,110,670
Best Buy Co., Inc. (a)	99,102	2,393,313
Circuit City Stores, Inc. - Circuit City Group	64,891	481,491
Gap, Inc.	273,339	4,242,221
Home Depot, Inc.	732,766	17,557,073
Limited Brands, Inc.	152,713	2,127,292
Lowe's Companies, Inc.	241,102	9,041,325
Office Depot, Inc. (a)	95,333	1,407,115
RadioShack Corp.	52,864	990,671
Sherwin-Williams Co.	47,012	1,328,089
Staples, Inc. (a)	144,152	2,637,982
Tiffany & Co., Inc.	44,872	1,072,890
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	169,036	$ 3,299,583
Toys 'R' Us, Inc. (a)	64,841	648,410
		52,631,283
Textiles Apparel & Luxury Goods - 0.3%
Jones Apparel Group, Inc. (a)	39,767	1,409,342
Liz Claiborne, Inc.	33,000	978,450
NIKE, Inc. Class B	82,612	3,673,756
Reebok International Ltd. (a)	18,625	547,575
VF Corp.	33,821	1,219,247
		7,828,370
TOTAL CONSUMER DISCRETIONARY		338,470,587
CONSUMER STAPLES - 9.4%
Beverages - 3.0%
Adolph Coors Co. Class B	11,343	694,759
Anheuser-Busch Companies, Inc.	269,060	13,022,504
Brown-Forman Corp. Class B (non-vtg.)	21,203	1,385,828
Coca-Cola Enterprises, Inc.	139,243	3,024,358
Pepsi Bottling Group, Inc.	88,520	2,274,964
PepsiCo, Inc.	535,910	22,626,120
The Coca-Cola Co.	770,344	33,756,474
		76,785,007
Food & Drug Retailing - 1.2%
Albertson's, Inc.	124,999	2,782,478
CVS Corp.	121,152	3,025,165
Kroger Co. (a)	242,199	3,741,975
Safeway, Inc. (a)	143,263	3,346,624
SUPERVALU, Inc.	41,644	687,542
Sysco Corp.	205,910	6,134,059
Walgreen Co.	317,331	9,262,892
Winn-Dixie Stores, Inc.	43,205	660,172
		29,640,907
Food Products - 1.4%
Archer-Daniels-Midland Co.	202,352	2,509,165
Campbell Soup Co.	127,361	2,989,163
ConAgra Foods, Inc.	166,780	4,171,168
Del Monte Foods Co. (a)	363	2,795
General Mills, Inc.	114,208	5,362,066
H.J. Heinz Co.	109,006	3,583,027
Hershey Foods Corp.	42,417	2,860,602
Kellogg Co.	127,277	4,361,783
Sara Lee Corp.	243,508	5,481,365
Wm. Wrigley Jr. Co.	69,952	3,838,966
		35,160,100
Household Products - 2.1%
Clorox Co.	70,962	2,927,183
Colgate-Palmolive Co.	167,449	8,779,351

	Shares	Value (Note 1)
Kimberly-Clark Corp.	159,393	$ 7,566,386
Procter & Gamble Co.	402,736	34,611,132
		53,884,052
Personal Products - 0.6%
Alberto-Culver Co. Class B	17,940	904,176
Avon Products, Inc.	72,617	3,911,878
Gillette Co.	335,008	10,170,843
		14,986,897
Tobacco - 1.1%
Philip Morris Companies, Inc.	641,925	26,017,220
RJ Reynolds Tobacco Holdings, Inc.	28,700	1,208,557
UST, Inc.	54,474	1,821,066
		29,046,843
TOTAL CONSUMER STAPLES		239,503,806
ENERGY - 6.0%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	104,054	3,349,498
BJ Services Co. (a)	48,600	1,570,266
Halliburton Co.	134,877	2,523,549
Nabors Industries Ltd. (a)	44,717	1,577,169
Noble Corp. (a)	41,560	1,460,834
Rowan Companies, Inc.	29,301	665,133
Schlumberger Ltd. (NY Shares)	181,190	7,626,287
Transocean, Inc.	98,670	2,289,144
		21,061,880
Oil & Gas - 5.2%
Amerada Hess Corp.	28,054	1,544,373
Anadarko Petroleum Corp.	77,603	3,717,184
Apache Corp.	45,048	2,567,286
Ashland, Inc.	21,775	621,241
Burlington Resources, Inc.	62,958	2,685,159
ChevronTexaco Corp.	331,918	22,065,909
ConocoPhillips	210,385	10,180,530
Devon Energy Corp.	49,010	2,249,559
EOG Resources, Inc.	36,601	1,461,112
Exxon Mobil Corp.	2,088,070	72,957,166
Kerr-McGee Corp.	31,610	1,400,323
Marathon Oil Corp.	97,768	2,081,481
Occidental Petroleum Corp.	117,605	3,345,862
Sunoco, Inc.	24,783	822,300
Unocal Corp.	80,742	2,469,090
		130,168,575
TOTAL ENERGY		151,230,455
FINANCIALS - 20.4%
Banks - 7.4%
AmSouth Bancorp.	110,646	2,124,403
Bank of America Corp.	464,598	32,322,083
Bank of New York Co., Inc.	223,432	5,353,431
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Bank One Corp.	370,123	$ 13,527,996
BB&T Corp.	146,953	5,435,791
Charter One Financial, Inc.	70,844	2,035,348
Comerica, Inc.	53,913	2,331,198
Fifth Third Bancorp	184,144	10,781,631
First Tennessee National Corp.	39,200	1,408,848
FleetBoston Financial Corp.	322,298	7,831,841
Golden West Financial Corp., Delaware	48,353	3,472,229
Huntington Bancshares, Inc.	74,503	1,393,951
KeyCorp	131,446	3,304,552
Marshall & Ilsley Corp.	65,000	1,779,700
Mellon Financial Corp.	134,026	3,499,419
National City Corp.	187,995	5,136,023
North Fork Bancorp, Inc. New York	50,500	1,703,870
Northern Trust Corp.	68,397	2,397,315
PNC Financial Services Group, Inc.	87,423	3,663,024
Regions Financial Corp.	68,264	2,277,287
SouthTrust Corp.	106,968	2,658,155
SunTrust Banks, Inc.	87,733	4,993,762
Synovus Financial Corp.	91,565	1,776,361
U.S. Bancorp, Delaware	599,419	12,719,671
Union Planters Corp.	61,841	1,740,206
Wachovia Corp.	422,210	15,385,332
Washington Mutual, Inc.	300,905	10,390,250
Wells Fargo & Co.	524,610	24,588,471
Zions Bancorp	28,400	1,117,512
		187,149,660
Diversified Financials - 7.8%
American Express Co.	412,113	14,568,195
Bear Stearns Companies, Inc.	30,759	1,827,085
Capital One Financial Corp.	68,450	2,034,334
Charles Schwab Corp.	424,254	4,603,156
Citigroup, Inc.	1,593,848	56,087,511
Countrywide Credit Industries, Inc.	38,770	2,002,471
Fannie Mae	310,231	19,957,160
Franklin Resources, Inc.	80,888	2,756,663
Freddie Mac	215,702	12,737,203
Goldman Sachs Group, Inc.	149,500	10,180,950
Household International, Inc.	146,988	4,087,736
J.P. Morgan Chase & Co.	624,679	14,992,296
Lehman Brothers Holdings, Inc.	75,736	4,035,971
MBNA Corp.	396,030	7,532,491
Merrill Lynch & Co., Inc.	268,758	10,199,366
Moody's Corp.	48,449	2,000,459
Morgan Stanley	343,222	13,701,422
Principal Financial Group, Inc.	106,500	3,208,845
Providian Financial Corp. (a)	89,326	579,726
SLM Corp.	47,894	4,974,271
State Street Corp.	99,834	3,893,526

	Shares	Value (Note 1)
Stilwell Financial, Inc.	69,519	$ 908,613
T. Rowe Price Group, Inc.	38,280	1,044,278
		197,913,728
Insurance - 4.8%
ACE Ltd.	81,200	2,382,408
AFLAC, Inc.	158,874	4,785,285
Allstate Corp.	218,290	8,074,547
AMBAC Financial Group, Inc.	32,887	1,849,565
American International Group, Inc.	809,736	46,843,228
Aon Corp.	94,048	1,776,567
Cincinnati Financial Corp.	50,269	1,887,601
Hartford Financial Services Group, Inc.	76,553	3,477,803
Jefferson-Pilot Corp.	45,888	1,748,792
John Hancock Financial Services, Inc.	90,367	2,521,239
Lincoln National Corp.	56,564	1,786,291
Loews Corp.	57,645	2,562,897
Marsh & McLennan Companies, Inc.	166,066	7,673,910
MBIA, Inc.	45,616	2,000,718
MetLife, Inc.	215,528	5,827,877
MGIC Investment Corp.	32,067	1,324,367
Progressive Corp.	67,180	3,334,143
Prudential Financial, Inc.	178,200	5,656,068
SAFECO Corp.	41,776	1,448,374
St. Paul Companies, Inc.	69,490	2,366,135
The Chubb Corp.	53,069	2,770,202
Torchmark Corp.	36,633	1,338,203
Travelers Property Casualty Corp. Class B (a)	308,667	4,521,972
UnumProvident Corp.	74,152	1,300,626
XL Capital Ltd. Class A	42,000	3,244,500
		122,503,318
Real Estate - 0.4%
Equity Office Properties Trust	137,700	3,439,746
Equity Residential (SBI)	87,800	2,158,124
Plum Creek Timber Co., Inc.	57,700	1,361,720
Simon Property Group, Inc.	49,600	1,689,872
		8,649,462
TOTAL FINANCIALS		516,216,168
HEALTH CARE - 14.8%
Biotechnology - 1.1%
Amgen, Inc. (a)	399,380	19,306,029
Biogen, Inc. (a)	45,973	1,841,678
Chiron Corp. (a)	61,819	2,324,394
Genzyme Corp. - General Division (a)	66,300	1,960,491
MedImmune, Inc. (a)	77,484	2,105,240
		27,537,832
Health Care Equipment & Supplies - 1.8%
Applera Corp. - Applied Biosystems Group	65,704	1,152,448
Bausch & Lomb, Inc.	17,027	612,972
Baxter International, Inc.	192,556	5,391,568
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Becton, Dickinson & Co.	80,060	$ 2,457,041
Biomet, Inc.	82,088	2,352,642
Boston Scientific Corp. (a)	126,469	5,377,462
C.R. Bard, Inc.	16,172	937,976
Guidant Corp. (a)	95,270	2,939,080
Medtronic, Inc.	376,778	17,181,077
St. Jude Medical, Inc. (a)	55,244	2,194,292
Stryker Corp.	61,505	4,128,216
Zimmer Holdings, Inc. (a)	60,757	2,522,631
		47,247,405
Health Care Providers & Services - 1.8%
Aetna, Inc.	50,565	2,079,233
AmerisourceBergen Corp.	32,831	1,783,052
Anthem, Inc. (a)	43,660	2,746,214
Cardinal Health, Inc.	139,524	8,258,426
CIGNA Corp.	49,532	2,036,756
HCA, Inc.	160,433	6,657,970
Health Management Associates, Inc. Class A	74,400	1,331,760
HealthSouth Corp. (a)	127,827	536,873
Humana, Inc. (a)	54,155	541,550
IMS Health, Inc.	88,674	1,418,784
Manor Care, Inc. (a)	31,519	586,569
McKesson Corp.	89,919	2,430,511
Quest Diagnostics, Inc. (a)	29,030	1,651,807
Quintiles Transnational Corp. (a)	37,279	451,076
Tenet Healthcare Corp. (a)	150,783	2,472,841
UnitedHealth Group, Inc.	93,915	7,841,903
Wellpoint Health Networks, Inc. (a)	44,970	3,200,065
		46,025,390
Pharmaceuticals - 10.1%
Abbott Laboratories	483,898	19,355,920
Allergan, Inc.	40,084	2,309,640
Bristol-Myers Squibb Co.	599,572	13,880,092
Eli Lilly & Co.	348,047	22,100,985
Forest Laboratories, Inc. (a)	55,411	5,442,468
Johnson & Johnson	922,954	49,571,859
King Pharmaceuticals, Inc. (a)	75,079	1,290,608
Merck & Co., Inc.	697,373	39,478,286
Pfizer, Inc.	1,930,176	59,005,480
Pharmacia Corp.	391,811	16,377,700
Schering-Plough Corp.	461,207	10,238,795
Watson Pharmaceuticals, Inc. (a)	33,714	953,095
Wyeth	410,208	15,341,779
		255,346,707
TOTAL HEALTH CARE		376,157,334

	Shares	Value (Note 1)
INDUSTRIALS - 11.5%
Aerospace & Defense - 1.9%
Boeing Co.	259,936	$ 8,575,289
General Dynamics Corp.	62,472	4,958,403
Goodrich Corp.	34,718	636,034
Honeywell International, Inc.	253,548	6,085,152
Lockheed Martin Corp.	140,835	8,133,221
Northrop Grumman Corp.	56,118	5,443,446
Raytheon Co.	124,432	3,826,284
Rockwell Collins, Inc.	56,648	1,317,632
United Technologies Corp.	147,662	9,146,184
		48,121,645
Air Freight & Logistics - 1.1%
FedEx Corp.	92,574	5,019,362
Ryder System, Inc.	20,734	465,271
United Parcel Service, Inc. Class B	346,700	21,869,836
		27,354,469
Airlines - 0.2%
AMR Corp. (a)	47,999	316,793
Delta Air Lines, Inc.	38,094	460,937
Southwest Airlines Co.	239,473	3,328,675
		4,106,405
Building Products - 0.2%
American Standard Companies, Inc. (a)	22,100	1,572,194
Masco Corp.	154,203	3,245,973
		4,818,167
Commercial Services & Supplies - 1.9%
Allied Waste Industries, Inc. (a)	59,699	596,990
Apollo Group, Inc. Class A (a)	54,700	2,406,800
Automatic Data Processing, Inc.	185,828	7,293,749
Avery Dennison Corp.	34,227	2,090,585
Cendant Corp. (a)	321,617	3,370,546
Cintas Corp.	53,365	2,441,449
Concord EFS, Inc. (a)	158,570	2,495,892
Convergys Corp. (a)	54,339	823,236
Deluxe Corp.	19,272	811,351
Equifax, Inc.	44,975	1,040,722
First Data Corp.	235,200	8,328,432
Fiserv, Inc. (a)	59,896	2,033,469
H&R Block, Inc.	55,846	2,245,009
Paychex, Inc.	116,955	3,263,045
Pitney Bowes, Inc.	74,328	2,427,552
R.R. Donnelley & Sons Co.	34,909	759,969
Robert Half International, Inc. (a)	56,076	903,384
Sabre Holdings Corp. Class A (a)	43,434	786,590
Waste Management, Inc.	200,259	4,589,936
		48,708,706
Construction & Engineering - 0.0%
Fluor Corp.	25,416	711,648
McDermott International, Inc. (a)	19,847	86,930
		798,578
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - 0.4%
American Power Conversion Corp. (a)	60,531	$ 917,045
Cooper Industries Ltd. Class A	28,851	1,051,619
Emerson Electric Co.	130,627	6,642,383
Power-One, Inc. (a)	24,539	139,136
Rockwell Automation, Inc.	57,448	1,189,748
Thomas & Betts Corp. (a)	17,997	304,149
		10,244,080
Industrial Conglomerates - 4.0%
3M Co.	120,975	14,916,218
General Electric Co.	3,087,118	75,171,323
Textron, Inc.	42,688	1,835,157
Tyco International Ltd.	617,930	10,554,244
		102,476,942
Machinery - 1.2%
Caterpillar, Inc.	106,679	4,877,364
Crane Co.	18,326	365,237
Cummins, Inc.	12,720	357,814
Danaher Corp.	49,300	3,239,010
Deere & Co.	73,858	3,386,389
Dover Corp.	62,545	1,823,812
Eaton Corp.	21,775	1,700,845
Illinois Tool Works, Inc.	94,773	6,146,977
Ingersoll-Rand Co. Ltd. Class A	51,987	2,238,560
ITT Industries, Inc.	28,317	1,718,559
Navistar International Corp. (a)	18,602	452,215
PACCAR, Inc.	35,747	1,649,009
Pall Corp.	37,676	628,436
Parker Hannifin Corp.	36,204	1,670,091
		30,254,318
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	118,510	3,082,445
CSX Corp.	66,507	1,882,813
Norfolk Southern Corp.	121,165	2,422,088
Union Pacific Corp.	78,649	4,708,716
		12,096,062
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	28,613	1,475,000
TOTAL INDUSTRIALS		290,454,372
INFORMATION TECHNOLOGY - 14.2%
Communications Equipment - 2.0%
ADC Telecommunications, Inc. (a)	251,317	525,253
Andrew Corp. (a)	29,420	302,438
Avaya, Inc. (a)	82,982	203,306
CIENA Corp. (a)	154,200	792,588
Cisco Systems, Inc. (a)	2,242,018	29,370,436
Comverse Technology, Inc. (a)	57,432	575,469
Corning, Inc. (a)	292,259	967,377
JDS Uniphase Corp. (a)	418,061	1,032,611

	Shares	Value (Note 1)
Lucent Technologies, Inc. (a)	1,054,097	$ 1,328,162
Motorola, Inc.	723,924	6,261,943
QUALCOMM, Inc. (a)	240,913	8,766,824
Scientific-Atlanta, Inc.	48,076	570,181
Tellabs, Inc. (a)	126,351	918,572
		51,615,160
Computers & Peripherals - 3.6%
Apple Computer, Inc. (a)	112,216	1,608,055
Dell Computer Corp. (a)	805,958	21,551,317
EMC Corp. (a)	685,733	4,210,401
Gateway, Inc. (a)	100,460	315,444
Hewlett-Packard Co.	952,365	16,533,056
International Business Machines Corp.	524,058	40,614,495
Lexmark International, Inc. Class A (a)	39,362	2,381,401
NCR Corp. (a)	30,552	725,304
Network Appliance, Inc. (a)	105,414	1,054,140
Sun Microsystems, Inc. (a)	1,000,933	3,112,902
		92,106,515
Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc. (a)	143,384	2,575,177
Jabil Circuit, Inc. (a)	60,729	1,088,264
Millipore Corp.	14,935	507,790
Molex, Inc.	59,950	1,381,248
PerkinElmer, Inc.	38,400	316,800
Sanmina-SCI Corp. (a)	161,099	723,335
Solectron Corp. (a)	253,022	898,228
Symbol Technologies, Inc.	72,590	596,690
Tektronix, Inc. (a)	27,419	498,752
Thermo Electron Corp. (a)	52,207	1,050,405
Waters Corp. (a)	41,100	895,158
		10,531,847
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	186,792	3,054,049
IT Consulting & Services - 0.3%
Computer Sciences Corp. (a)	53,569	1,845,452
Electronic Data Systems Corp.	149,562	2,756,428
SunGard Data Systems, Inc. (a)	88,100	2,075,636
Unisys Corp. (a)	100,434	994,297
		7,671,813
Office Electronics - 0.1%
Xerox Corp. (a)	228,163	1,836,712
Semiconductor Equipment & Products - 2.8%
Advanced Micro Devices, Inc. (a)	105,091	678,888
Agere Systems, Inc. Class A (a)	1	1
Altera Corp. (a)	117,267	1,445,902
Analog Devices, Inc. (a)	112,527	2,686,019
Applied Materials, Inc. (a)	508,750	6,629,013
Applied Micro Circuits Corp. (a)	92,488	341,281
Broadcom Corp. Class A (a)	83,440	1,256,606
Intel Corp.	2,066,897	32,181,586
KLA-Tencor Corp. (a)	61,856	2,187,847
Linear Technology Corp.	102,838	2,644,993
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
LSI Logic Corp. (a)	114,170	$ 658,761
Maxim Integrated Products, Inc.	99,507	3,287,711
Micron Technology, Inc. (a)	185,370	1,805,504
National Semiconductor Corp. (a)	55,502	833,085
Novellus Systems, Inc. (a)	44,587	1,252,003
NVIDIA Corp. (a)	46,500	535,215
PMC-Sierra, Inc. (a)	51,324	285,361
QLogic Corp. (a)	28,654	988,850
Teradyne, Inc. (a)	56,164	730,694
Texas Instruments, Inc.	536,530	8,053,315
Xilinx, Inc. (a)	103,652	2,135,231
		70,617,866
Software - 4.9%
Adobe Systems, Inc.	74,134	1,838,597
Autodesk, Inc.	35,838	512,483
BMC Software, Inc. (a)	74,754	1,279,041
Citrix Systems, Inc. (a)	55,018	677,822
Computer Associates International, Inc.	178,302	2,407,077
Compuware Corp. (a)	118,130	567,024
Electronic Arts, Inc. (a)	45,100	2,244,627
Intuit, Inc. (a)	65,145	3,056,603
Mercury Interactive Corp. (a)	26,302	779,854
Microsoft Corp. (a)	1,659,035	85,772,092
Novell, Inc. (a)	105,647	352,861
Oracle Corp. (a)	1,688,149	18,232,009
Parametric Technology Corp. (a)	84,820	213,746
PeopleSoft, Inc. (a)	96,562	1,767,085
Rational Software Corp. (a)	61,000	633,790
Siebel Systems, Inc. (a)	148,157	1,108,214
VERITAS Software Corp. (a)	126,723	1,979,413
		123,422,338
TOTAL INFORMATION TECHNOLOGY		360,856,300
MATERIALS - 2.8%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	70,769	3,025,375
Dow Chemical Co.	282,937	8,403,229
E.I. du Pont de Nemours & Co.	309,540	13,124,496
Eastman Chemical Co.	24,213	890,312
Ecolab, Inc.	40,384	1,999,008
Engelhard Corp.	40,623	907,924
Great Lakes Chemical Corp.	15,978	381,555
Hercules, Inc. (a)	34,938	307,454
International Flavors & Fragrances, Inc.	29,283	1,027,833
Monsanto Co.	81,606	1,570,916
PPG Industries, Inc.	52,718	2,643,808
Praxair, Inc.	50,290	2,905,253

	Shares	Value (Note 1)
Rohm & Haas Co.	68,882	$ 2,237,287
Sigma Aldrich Corp.	22,974	1,118,834
		40,543,284
Construction Materials - 0.0%
Vulcan Materials Co.	31,589	1,184,588
Containers & Packaging - 0.2%
Ball Corp.	17,922	917,427
Bemis Co., Inc.	16,554	821,575
Pactiv Corp. (a)	49,553	1,083,229
Sealed Air Corp.	26,365	983,415
Temple-Inland, Inc.	16,749	750,523
		4,556,169
Metals & Mining - 0.5%
Alcoa, Inc.	262,286	5,974,875
Allegheny Technologies, Inc.	25,837	160,965
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	46,349	777,736
Newmont Mining Corp. Holding Co.	124,126	3,603,378
Nucor Corp.	24,385	1,007,101
Phelps Dodge Corp. (a)	26,759	846,922
United States Steel Corp.	29,649	388,995
Worthington Industries, Inc.	27,091	412,867
		13,172,839
Paper & Forest Products - 0.5%
Boise Cascade Corp.	18,325	462,157
Georgia-Pacific Corp.	71,818	1,160,579
International Paper Co.	149,714	5,235,499
Louisiana-Pacific Corp. (a)	33,264	268,108
MeadWestvaco Corp.	62,331	1,540,199
Weyerhaeuser Co.	68,062	3,349,331
		12,015,873
TOTAL MATERIALS		71,472,753
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 3.8%
ALLTEL Corp.	96,861	4,939,911
AT&T Corp.	235,926	6,160,028
BellSouth Corp.	577,690	14,944,840
CenturyTel, Inc.	45,463	1,335,703
Citizens Communications Co.	89,018	939,140
Qwest Communications International, Inc. (a)	536,829	2,684,145
SBC Communications, Inc.	1,028,670	27,887,244
Sprint Corp. - FON Group	279,241	4,043,410
Verizon Communications, Inc.	847,119	32,825,861
		95,760,282
Wireless Telecommunication Services - 0.4%
AT&T Wireless Services, Inc. (a)	842,500	4,760,125
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. Class A (a)	298,876	$ 3,452,018
Sprint Corp. - PCS Group Series 1 (a)	312,296	1,367,856
		9,579,999
TOTAL TELECOMMUNICATION SERVICES		105,340,281
UTILITIES - 2.8%
Electric Utilities - 2.2%
Allegheny Energy, Inc.	39,757	300,563
Ameren Corp.	44,883	1,865,786
American Electric Power Co., Inc.	105,439	2,881,648
Centerpoint Energy, Inc.	95,239	809,532
Cinergy Corp.	52,028	1,754,384
CMS Energy Corp.	46,007	434,306
Consolidated Edison, Inc.	66,257	2,837,125
Constellation Energy Group, Inc.	51,490	1,432,452
Dominion Resources, Inc.	92,825	5,096,093
DTE Energy Co.	52,146	2,419,574
Edison International (a)	102,286	1,212,089
Entergy Corp.	69,550	3,170,785
Exelon Corp.	99,605	5,256,156
FirstEnergy Corp.	92,571	3,052,066
FPL Group, Inc.	55,118	3,314,245
PG&E Corp. (a)	121,980	1,695,522
Pinnacle West Capital Corp.	26,781	912,964
PPL Corp.	47,753	1,656,074
Progress Energy, Inc.	71,202	3,086,607
Public Service Enterprise Group, Inc.	65,990	2,118,279
Southern Co.	218,745	6,210,171
TECO Energy, Inc.	48,000	742,560
TXU Corp.	104,982	1,961,064
Xcel Energy, Inc.	121,651	1,338,161
		55,558,206
Gas Utilities - 0.3%
KeySpan Corp.	44,269	1,560,040
Kinder Morgan, Inc.	38,643	1,633,440
Nicor, Inc.	14,071	478,836
NiSource, Inc.	76,265	1,525,300
Peoples Energy Corp.	11,341	438,330
Sempra Energy	64,097	1,515,894
		7,151,840
Multi-Utilities & Unregulated Power - 0.3%
AES Corp. (a)	170,883	516,067
Calpine Corp. (a)	97,810	318,861
Duke Energy Corp.	271,527	5,305,638
Dynegy, Inc. Class A	92,641	109,316
El Paso Corp.	184,362	1,283,160

	Shares	Value (Note 1)
Mirant Corp. (a)	128,378	$ 242,634
Williams Companies, Inc.	133,018	359,149
		8,134,825
TOTAL UTILITIES		70,844,871
TOTAL COMMON STOCKS (Cost $2,346,052,174)		2,520,546,927
U.S. Treasury Obligations - 0.5%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.16% to 1.61% 1/2/03 to 3/20/03 (c) (Cost $12,494,839)	$ 12,518,000	12,496,845
Money Market Funds - 2.1%
	Shares
Deutsche Daily Assets Fund Institutional, 1.52% (b) (Cost $52,310,180)	52,310,180	52,310,180
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,410,857,193)		2,585,353,952
NET OTHER ASSETS - (2.0)%		(49,573,281)
NET ASSETS - 100%		$ 2,535,780,671
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
76 S&P 500 Index Contracts	March 2003	$ 16,699,100	$ (247,292)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,045,375.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $201,681,536 and $340,561,335, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,228 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $12,809,000. The weighted average interest rate was 2.16%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $178,357,000 of which $12,929,000, $42,621,000 and $122,807,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $49,925,163) (cost $2,410,857,193) - See accompanying schedule		$ 2,585,353,952
Cash		1,849
Receivable for investments sold		371,402
Receivable for fund shares sold		3,075,153
Dividends receivable		4,045,556
Receivable for daily variation on futures contracts		25,027
Receivable from investment adviser for expense reductions		72,653
Other receivables		58,037
Total assets		2,593,003,629

Liabilities
Payable for fund shares redeemed	$ 4,050,392
Accrued management fee	521,158
Distribution fees payable	7,384
Other payables and accrued expenses	333,844
Collateral on securities loaned, at value	52,310,180
Total liabilities		57,222,958

Net Assets		$ 2,535,780,671
Net Assets consist of:
Paid in capital		$ 2,501,318,318
Undistributed net investment income		39,666,152
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(179,453,266)
Net unrealized appreciation (depreciation) on investments		174,249,467
Net Assets		$ 2,535,780,671
Initial Class: Net Asset Value, offering price and redemption price per share ($2,497,251,849 ÷ 24,992,696 shares)		$ 99.92

Service Class: Net Asset Value, offering price and redemption price per share ($7,493,812 ÷ 75,137 shares)		$ 99.74

Service Class 2: Net Asset Value, offering price and redemption price per share ($31,035,010 ÷ 312,556 shares)		$ 99.29

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 47,156,647
Interest		356,422
Security lending		565,253
Total income		48,078,322

Expenses
Management fee	$ 7,113,992
Transfer agent fees	2,027,417
Distribution fees	69,474
Accounting and security lending fees	573,775
Non-interested trustees' compensation	10,181
Audit	47,653
Legal	15,596
Interest	4,613
Miscellaneous	107,816
Total expenses before reductions	9,970,517
Expense reductions	(1,603,945)	8,366,572
Net investment income (loss)		39,711,750
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(101,198,317)
Foreign currency transactions	(2,394)
Futures contracts	(3,617,732)
Total net realized gain (loss)		(104,818,443)
Change in net unrealized appreciation (depreciation) on: Investment securities	(705,307,670)
Futures contracts	(578,337)
Total change in net unrealized appreciation (depreciation)		(705,886,007)
Net gain (loss)		(810,704,450)
Net increase (decrease) in net assets resulting from operations		$ (770,992,700)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 39,711,750	$ 39,993,861
Net realized gain (loss)	(104,818,443)	(75,070,584)
Change in net unrealized appreciation (depreciation)	(705,886,007)	(470,213,066)
Net increase (decrease) in net assets resulting from operations	(770,992,700)	(505,289,789)
Distributions to shareholders from net investment income	(39,813,740)	(44,349,182)
Share transactions - net increase (decrease)	(151,386,548)	(101,528,167)
Total increase (decrease) in net assets	(962,192,988)	(651,167,138)

Net Assets
Beginning of period	3,497,973,659	4,149,140,797
End of period (including undistributed net investment income of $39,666,152 and undistributed net investment income of $39,763,829, respectively)	$ 2,535,780,671	$ 3,497,973,659
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	3,790,969	60,557	570,859
Reinvested	321,923	354	1,841
Redeemed	(5,838,189)	(11,000)	(409,561)
Net increase (decrease)	(1,725,297)	49,911	163,139

Dollars Sold	$ 431,128,827	$ 6,939,815	$ 60,711,481
Reinvested	39,545,037	43,491	225,252
Redeemed	(645,993,552)	(1,271,169)	(42,715,730)
Net increase (decrease)	$ (175,319,688)	$ 5,712,137	$ 18,221,003

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	6,184,955	25,891	260,463
Reinvested	292,574	6	464
Redeemed	(7,504,344)	(1,271)	(113,677)
Net increase (decrease)	(1,026,815)	24,626	147,250

Dollars Sold	$ 838,885,942	$ 3,293,163	$ 34,748,747
Reinvested	44,278,192	967	70,023
Redeemed	(1,008,036,633)	(160,944)	(14,607,624)
Net increase (decrease)	$ (124,872,499)	$ 3,133,186	$ 20,211,146

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 39,544,997	$ 43,491	$ 225,252
From net realized gain	-	-	-
Total	$ 39,544,997	$ 43,491	$ 225,252

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 44,278,192	$ 967	$ 70,023
From net realized gain	-	-	-
Total	$ 44,278,192	$ 967	$ 70,023

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 130.08	$ 149.53	$ 167.41	$ 141.24	$ 114.40
Income from Investment Operations
Net investment income (loss) C	1.51	1.48	1.51	1.64	1.65
Net realized and unrealized gain (loss)	(30.18)	(19.34)	(16.99)	26.88	29.70
Total from investment operations	(28.67)	(17.86)	(15.48)	28.52	31.35
Distributions from net investment income	(1.49)	(1.59)	(1.67)	(1.40)	(1.36)
Distributions from net realized gain	-	-	(.73)	(.95)	(3.15)
Total distributions	(1.49)	(1.59)	(2.40)	(2.35)	(4.51)
Net asset value, end of period	$ 99.92	$ 130.08	$ 149.53	$ 167.41	$ 141.24
Total Return A, B	(22.25)%	(12.09)%	(9.30)%	20.52%	28.31%
Ratios to Average Net Assets D
Expenses before expense reductions	.33%	.35%	.33%	.34%	.35%
Expenses net of voluntary waivers, if any	.28%	.28%	.28%	.28%	.28%
Expenses net of all reductions	.28%	.28%	.28%	.28%	.28%
Net investment income (loss)	1.34%	1.09%	.94%	1.09%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,497,252	$ 3,475,357	$ 4,148,728	$ 5,538,735	$ 3,772,068
Portfolio turnover rate	7%	9%	10%	8%	4%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 129.94	$ 149.46	$ 166.69
Income from Investment Operations
Net investment income (loss) E	1.34	1.24	.65
Net realized and unrealized gain (loss)	(30.07)	(19.23)	(17.88)
Total from investment operations	(28.73)	(17.99)	(17.23)
Distributions from net investment income	(1.47)	(1.53)	-
Net asset value, end of period	$ 99.74	$ 129.94	$ 149.46
Total Return B, C, D	(22.32)%	(12.18)%	(10.34)%
Ratios to Average Net Assets G
Expenses before expense reductions	.47%	.56%	.43% A
Expenses net of voluntary waivers, if any	.38%	.38%	.38% A
Expenses net of all reductions	.38%	.38%	.38% A
Net investment income (loss)	1.24%	.99%	.84% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,494	$ 3,278	$ 90
Portfolio turnover rate	7%	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 129.43	$ 149.18	$ 163.25
Income from Investment Operations
Net investment income (loss) E	1.19	1.09	1.04
Net realized and unrealized gain (loss)	(30.00)	(19.23)	(12.71)
Total from investment operations	(28.81)	(18.14)	(11.67)
Distributions from net investment income	(1.33)	(1.61)	(1.67)
Distributions from net realized gain	-	-	(.73)
Total distributions	(1.33)	(1.61)	(2.40)
Net asset value, end of period	$ 99.29	$ 129.43	$ 149.18
Total Return B, C, D	(22.45)%	(12.31)%	(7.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	.60%	.61%	.76% A
Expenses net of voluntary waivers, if any	.53%	.53%	.53% A
Expenses net of all reductions	.53%	.53%	.53% A
Net investment income (loss)	1.09%	.84%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,035	$ 19,338	$ 323
Portfolio turnover rate	7%	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Initial Class	-20.28%	-3.95%	4.70%
MSCI EAFE	-15.74%	-2.69%	4.14%
Variable Annuity International Funds Average	-16.53%	-2.28%	5.32%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 23 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the 12 months ending December 31, 2002, the fund underperformed the 15.74% decline for the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The fund's performance also lagged the variable annuity international funds average tracked by Lipper Inc., which dropped 16.53%.

Q. What factors hurt the fund's performance relative to its benchmarks during the past year?

A. Compared to the MSCI EAFE index, the biggest detractor was unfavorable positioning in the financial sector. I underweighted bank stocks because I felt better opportunities for future earnings growth existed in brokerage, investment banking and other diversified financials that had more leverage to global economic improvement. However, few regions showed an increase in economic activity as the period progressed, and investors favored the stable earnings growth of traditional bank stocks, which outperformed diversified financials as a group by nearly 16 percentage points. More specifically, having lower exposure to relatively strong-performing banks, such as U.K.-based HSBC Holdings, hurt the fund's relative return. At the same time, being overweighted in diversified Japanese financials, such as Nikko Cordial and JAFCO, proved disappointing, as each declined more than 27%. Another significant detractor was poor stock selection in health care. Disappointments included an overweighting in Ireland-based pharmaceutical firm Elan, a stock I eliminated from the portfolio, but not before it plummeted on a weak earnings outlook and possible accounting irregularities. Additionally, U.K.-based GlaxoSmithKline suffered from the loss of patent exclusivity on one major drug, antibiotic Augmentin, and potential generic competition for its blockbuster antidepressant, Paxil. In comparison to our peer average, the fund's higher weighting in sectors linked to an uptick in global economic conditions - such as technology - worked against us, as few regional economies showed improvement.

Q. What factors enhanced the fund's relative return?

A. Stock selection within the technology hardware and automobile industries was helpful. Earlier in the period, I significantly increased the fund's weighting in semiconductor stocks after it appeared that the industry's business cycle was improving. A particular standout in this group was South Korea's Samsung Electronics, which, despite giving back some of its gains as the period progressed, finished the year as a positive absolute contributor. Another top performer in technology was Japanese printer, camera and optical component maker Canon, which benefited from a 53% year-over-year quarterly profit increase in the third quarter of 2002. Despite these winners, the fund's technology holdings still declined 31%, but that loss wasn't as severe as the one absorbed by the tech stocks in the index, which together fell 37%. Turning to automotive stocks, a gain of more than 50% in Japanese automaker Nissan Motor propelled the fund's auto-related stocks to a gain of more than 36%, compared to a drop of 1% for auto stocks held in the index.

Q. What were your other investment strategies?

A. I positioned the fund with greater exposure to those sectors I felt were most likely to benefit from an economic recovery, namely technology, media and telecommunication services. While I may have put this positioning in place a bit early because of the prevailing economic weakness around the world, the fund's performance relative to its benchmarks wasn't hurt that significantly. Fortunately, my stock selection was superior to the index in both technology and media, which helped offset the weakness sustained from overweighting these industries.

Q. Did you implement any other notable strategies?

A. I maintained a combined average weighting of 8% of net assets in stocks of companies based in South Korea, Taiwan, Canada and Mexico - none of which are part of the MSCI EAFE index. Our collective holdings in these countries made a significant contribution to the fund's relative return. Semiconductor investments in South Korea and Taiwan were particularly helpful. With respect to Canada, I shifted some of the fund's energy weighting to Canadian stocks - including solid performer Talisman Energy - as a way to minimize the risk associated with owning large, Middle East-driven oil companies, given heightened tensions in the region.

Q. What's your outlook for international stocks, Rick?

A. Many of the world's best companies are based overseas. Some of the most popular products in America - Honda, Nissan and Toyota automobiles, Nokia and Samsung cell phones, Heineken and Guinness beer, for example - are made elsewhere in the world. A recent Fidelity study pointed out that 75% of the world's stocks are traded outside the U.S. Further, from 1992 to 2002 - often considered a boom period for U.S. stocks - the best-performing company in seven out of the 10 major equity market sectors was a non-U.S. company. That said, I'm cautiously optimistic about the prospects for overseas stocks, and I believe shareholders are well-served to have a portion of their portfolios invested in them.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Start date: January 28, 1987

Size: as of December 31, 2002, more than
$1.2 billion

Manager: Rick Mace, since 1996; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Nomura Holdings, Inc. (Japan)	3.4
TotalFinaElf SA Series B (France)	3.0
Nikko Cordial Corp. (Japan)	3.0
Unilever NV (Certificaten Van Aandelen) (Netherlands)	2.7
Credit Suisse Group (Reg.) (Switzerland)	2.4
14.5
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	28.9
Information Technology	16.9
Energy	11.3
Health Care	9.7
Consumer Discretionary	8.0
Top Five Countries as of December 31, 2002
(excluding cash equivalents)	% of fund's net assets
Japan	23.4
United Kingdom	12.4
France	9.4
Netherlands	8.4
Switzerland	8.0
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
Australia - 1.2%
News Corp. Ltd. sponsored ADR	627,200	$ 14,206,080
QBE Insurance Group Ltd.	146,819	671,458
TOTAL AUSTRALIA		14,877,538
Brazil - 0.4%
Petroleo Brasileiro SA Petrobras sponsored ADR	367,100	5,484,474
Canada - 3.9%
Alcan, Inc.	804,000	23,690,975
Canadian Natural Resources Ltd.	142,200	4,232,627
EnCana Corp.	98,200	3,046,617
Precision Drilling Corp. (a)	106,800	3,460,828
Talisman Energy, Inc.	447,400	16,176,741
TOTAL CANADA		50,607,788
Cayman Islands - 0.5%
Noble Corp. (a)	197,800	6,952,670
Denmark - 0.5%
Novo-Nordisk AS Series B	219,100	6,335,593
Finland - 2.2%
Nokia Corp.	1,870,000	28,984,998
France - 9.4%
Alcatel SA (RFD)	41,100	182,484
Aventis SA (France)	356,060	19,294,892
AXA SA	601,104	8,071,757
BNP Paribas SA	593,880	24,211,072
L'Air Liquide SA	14,400	1,900,403
Pechiney SA Series A	94,400	3,314,257
Pernod-Ricard	71,200	6,899,691
Sanofi-Synthelabo SA	111,700	6,831,201
Schneider Electric SA	36,100	1,708,974
Television Francaise 1 SA	306,100	8,182,192
TotalFinaElf SA Series B	272,644	38,988,093
Vivendi Universal SA sponsored ADR	116,000	1,864,120
TOTAL FRANCE		121,449,136
Germany - 4.6%
Allianz AG (Reg.)	188,900	17,978,262
BASF AG	88,900	3,367,567
Bayer AG	149,900	3,218,421
Deutsche Boerse AG	364,829	14,616,576
Infineon Technologies AG (a)	1,264,000	9,276,244
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	93,800	11,226,791
TOTAL GERMANY		59,683,861
Hong Kong - 3.2%
Cheung Kong Holdings Ltd.	278,000	1,809,130
China Mobile (Hong Kong) Ltd. (a)	6,211,000	15,005,779
CNOOC Ltd.	3,343,000	4,351,023
Hong Kong Exchanges & Clearing Ltd.	2,700,000	3,392,960

	Shares	Value (Note 1)
Hutchison Whampoa Ltd.	2,461,600	$ 15,403,742
Sun Hung Kai Properties Ltd.	301,000	1,783,189
TOTAL HONG KONG		41,745,823
India - 0.2%
Dr. Reddy's Laboratories Ltd.	71,700	1,343,011
Ranbaxy Laboratories Ltd.	104,100	1,287,953
TOTAL INDIA		2,630,964
Italy - 1.3%
Intesabci Spa	2,582,250	5,449,320
Telecom Italia Spa	1,481,924	11,259,659
TOTAL ITALY		16,708,979
Japan - 23.4%
Advantest Corp.	141,400	6,333,654
Canon, Inc.	394,000	14,518,901
Credit Saison Co. Ltd.	292,800	4,992,170
Daiwa Securities Group, Inc.	6,362,000	28,229,133
Fuji Photo Film Co. Ltd.	85,000	2,769,639
Fujitsu Ltd.	961,000	2,742,940
Ito-Yokado Co. Ltd.	419,000	12,347,395
JAFCO Co. Ltd.	207,200	8,949,533
Japan Telecom Holdings Co. Ltd.	981	3,039,556
KDDI Corp.	1,459	4,729,435
Keyence Corp.	16,100	2,799,234
Kyocera Corp.	124,500	7,243,370
Matsushita Electric Industrial Co. Ltd.	322,000	3,091,200
Mitsubishi Electric Corp. (a)	2,926,000	6,750,223
Mizuho Holdings, Inc.	1,569	1,466,355
Murata Manufacturing Co. Ltd.	209,600	8,206,113
Nikko Cordial Corp.	11,550,000	38,898,714
Nikon Corp.	597,000	4,483,658
Nintendo Co. Ltd.	12,200	1,139,160
Nissan Motor Co. Ltd.	877,100	6,838,382
Nomura Holdings, Inc.	3,916,000	43,983,697
Omron Corp.	708,000	10,431,928
ORIX Corp.	220,900	14,228,215
Rohm Co. Ltd.	85,000	10,813,758
Shin-Etsu Chemical Co. Ltd.	83,900	2,747,925
Sony Corp.	172,700	7,134,237
Sumitomo Electric Industries Ltd.	730,000	4,726,531
Sumitomo Mitsui Financial Group, Inc.	679	2,120,982
Takeda Chemical Industries Ltd.	475,800	19,870,069
Tokyo Electron Ltd.	197,400	8,925,133
Toshiba Corp. (a)	1,411,000	4,419,399
Toyota Motor Corp.	110,700	2,933,550
TOTAL JAPAN		301,904,189
Korea (South) - 0.8%
KT Corp.	56,300	2,406,653
KT Corp. sponsored ADR	54,550	1,175,553
Samsung Electronics Co. Ltd.	26,650	7,055,438
TOTAL KOREA (SOUTH)		10,637,644
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - 1.7%
Grupo Televisa SA de CV sponsored ADR (a)	271,900	$ 7,594,167
Telefonos de Mexico SA de CV sponsored ADR	392,400	12,548,952
TV Azteca SA de CV sponsored ADR	339,500	1,626,205
TOTAL MEXICO		21,769,324
Netherlands - 8.4%
Akzo Nobel NV	267,400	8,486,869
ASML Holding NV (a)	2,544,400	21,264,070
ING Groep NV (Certificaten Van Aandelen)	1,130,024	19,148,693
Koninklijke Ahold NV	401,800	5,104,383
Koninklijke Philips Electronics NV	514,400	9,019,145
STMicroelectronics NV (NY Shares)	156,100	3,045,511
Unilever NV (Certificaten Van Aandelen)	563,100	34,614,683
VNU NV	270,300	7,052,131
Vodafone Libertel NV (a)	94,700	1,012,152
TOTAL NETHERLANDS		108,747,637
Norway - 0.8%
Norsk Hydro AS	89,800	4,025,075
Statoil ASA	663,200	5,600,624
TOTAL NORWAY		9,625,699
Spain - 2.6%
Altadis SA (Spain)	191,800	4,377,802
Banco Popular Espanol SA (Reg.)	170,200	6,963,665
Banco Santander Central Hispano SA	1,805,468	12,396,968
NH Hoteles SA (a)	331,700	2,852,182
Telefonica SA	790,984	7,083,774
TOTAL SPAIN		33,674,391
Sweden - 0.5%
Nordea AB	1,372,900	6,072,260
Switzerland - 8.0%
Converium Holding AG	75,880	3,680,029
Credit Suisse Group (Reg.)	1,419,176	30,818,154
Nestle SA (Reg.)	66,115	14,022,219
Novartis AG (Reg.)	593,210	21,663,007
Roche Holding AG (participation certificate)	182,310	12,714,852
Swiss Reinsurance Co. (Reg.)	152,687	10,024,402
UBS AG (Reg.)	175,934	8,557,919
Zurich Financial Services AG	21,870	2,042,150
TOTAL SWITZERLAND		103,522,732
Taiwan - 1.7%
ASUSTeK Computer, Inc.	1,204,000	2,119,596

	Shares	Value (Note 1)
Hon Hai Precision Industries Co. Ltd.	438,000	$ 1,516,883
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	5,807,782	7,140,303
United Microelectronics Corp. (a)	10,902,239	6,638,882
Winbond Electronics Corp. (a)	8,857,000	3,834,199
TOTAL TAIWAN		21,249,863
United Kingdom - 12.4%
3i Group PLC	766,400	6,851,995
Abbey National PLC	228,200	1,904,206
AstraZeneca PLC (United Kingdom)	403,900	14,172,848
BAA PLC	310,300	2,519,306
BP PLC	4,092,000	27,723,277
British Sky Broadcasting Group PLC (BSkyB) (a)	548,100	5,641,950
Cable & Wireless PLC	1,462,200	1,054,067
Carlton Communications PLC	970,000	2,097,754
Centrica PLC	924,700	2,547,215
Diageo PLC	170,400	1,852,857
GlaxoSmithKline PLC	1,179,694	22,095,667
HBOS PLC	496,900	5,242,988
HSBC Holdings PLC (United Kingdom) (Reg.)	866,500	9,528,037
Kingfisher PLC	1,061,500	3,804,684
Lloyds TSB Group PLC	1,249,350	8,976,098
mmO2 PLC (a)	4,924,500	3,510,298
Prudential PLC	1,207,800	8,541,382
Reed Elsevier PLC	513,500	4,400,689
Rio Tinto PLC (Reg.)	253,600	5,065,701
Vodafone Group PLC	12,641,103	22,905,739
TOTAL UNITED KINGDOM		160,436,758
United States of America - 6.4%
Baker Hughes, Inc.	209,500	6,743,805
BJ Services Co. (a)	87,300	2,820,663
ENSCO International, Inc.	213,900	6,299,355
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	277,500	4,656,450
Grant Prideco, Inc. (a)	359,300	4,182,252
Micron Technology, Inc. (a)	2,331,200	22,705,888
Motorola, Inc.	3,035,600	26,257,940
Smith International, Inc. (a)	23,900	779,618
Transocean, Inc.	155,000	3,596,000
Tyco International Ltd.	161,900	2,765,252
Weatherford International Ltd. (a)	52,000	2,076,360
TOTAL UNITED STATES OF AMERICA		82,883,583
TOTAL COMMON STOCKS (Cost $1,356,495,448)		1,215,985,904
Investment Companies - 0.0%

Multi-National - 0.0%
European Warrant Fund, Inc. (a) (Cost $2,953,647)	189,820	404,317
Money Market Funds - 6.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	73,229,620	$ 73,229,620
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	14,079,406	14,079,406
TOTAL MONEY MARKET FUNDS (Cost $87,309,026)		87,309,026
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,446,758,121)		1,303,699,247
NET OTHER ASSETS - (0.9)%		(11,802,849)
NET ASSETS - 100%		$ 1,291,896,398
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,101,648,302 and $1,108,114,299, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $983 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $6,682,000. The weighted average interest rate was 1.88%. At period end there were no interfund loans outstanding.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $559,394,000 of which $367,608,000 and $191,786,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (including securities loaned of $13,400,470) (cost $1,446,758,121) - See accompanying schedule		$ 1,303,699,247
Cash		2,437
Foreign currency held at value (cost $8,699,534)		8,463,144
Receivable for fund shares sold		3,314,001
Dividends receivable		1,159,287
Interest receivable		81,091
Redemption fees receivable		99
Other receivables		160,478
Total assets		1,316,879,784
Liabilities
Payable for fund shares redeemed	$ 9,798,961
Accrued management fee	810,055
Distribution fees payable	27,310
Other payables and accrued expenses	267,654
Collateral on securities loaned, at value	14,079,406
Total liabilities		24,983,386
Net Assets		$ 1,291,896,398
Net Assets consist of:
Paid in capital		$ 2,023,570,463
Undistributed net investment income		5,142,046
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(593,562,630)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(143,253,481)
Net Assets		$ 1,291,896,398
Calculation of Maximum Offering Price
Initial Class: Net Asset Value, offering price and redemption price per share ($1,031,488,573 ÷ 93,932,302 shares)		$ 10.98
Service Class: Net Asset Value, offering price and redemption price per share ($177,322,285 ÷ 16,204,667 shares)		$ 10.94
Service Class 2: Net Asset Value, offering price and redemption price per share ($47,823,539 ÷ 4,388,317 shares)		$ 10.90
Initial Class R: Net Asset Value, offering price and redemption price per share ($ 15,648,511 ÷ 1,425,378 shares)		$ 10.98
Service Class R: Net Asset Value, offering price and redemption price per share ($17,997,332 ÷ 1,644,962 shares)		$ 10.94
Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,616,158 ÷ 148,286 shares)		$ 10.90

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 25,546,342
Interest		2,847,146
Security lending		620,596
		29,014,084
Less foreign taxes withheld		(2,560,124)
Total income		26,453,960

Expenses
Management fee	$ 11,753,331
Transfer agent fees	1,124,628
Distribution fees	397,402
Accounting and security lending fees	801,669
Non-interested trustees' compensation	6,963
Custodian fees and expenses	504,389
Audit	47,143
Legal	8,316
Interest	348
Miscellaneous	146,430
Total expenses before reductions	14,790,619
Expense reductions	(550,695)	14,239,924
Net investment income (loss)		12,214,036
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(174,072,877)
Foreign currency transactions	414,373
Futures contracts	(456,779)
Total net realized gain (loss)		(174,115,283)
Change in net unrealized appreciation (depreciation) on: Investment securities	(169,144,754)
Assets and liabilities in foreign currencies	940,152
Futures contracts	636,112
Total change in net unrealized appreciation (depreciation)		(167,568,490)
Net gain (loss)		(341,683,773)
Net increase (decrease) in net assets resulting from operations		$ (329,469,737)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,214,036	$ 18,902,581
Net realized gain (loss)	(174,115,283)	(388,398,076)
Change in net unrealized appreciation (depreciation)	(167,568,490)	(132,338,513)
Net increase (decrease) in net assets resulting from operations	(329,469,737)	(501,834,008)
Distributions to shareholders from net investment income	(12,564,381)	(120,551,919)
Distributions to shareholders from net realized gain	-	(190,776,039)
Total distributions	(12,564,381)	(311,327,958)
Share transactions - net increase (decrease)	(152,413,852)	62,288,250
Redemption fees	102,940	-
Total increase (decrease) in net assets	(494,345,030)	(750,873,716)

Net Assets
Beginning of period	1,786,241,428	2,537,115,144
End of period (including undistributed net investment income of $5,142,046 and undistributed net investment income of $4,814,201, respectively)	$ 1,291,896,398	$ 1,786,241,428
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2	Initial Class R A	Service Class R A	Service Class 2R A
Sold	155,379,548	83,280,851	56,191,820	1,731,891	1,927,754	148,296
Reinvested	824,761	120,846	30,335	-	-	-
Redeemed	(170,119,744)	(84,583,414)	(55,371,184)	(306,513)	(282,792)	(10)
Net increase (decrease)	(13,915,435)	(1,181,717)	850,971	1,425,378	1,644,962	148,286
Dollars
Sold	$ 1,967,649,782	$ 1,080,032,631	$ 680,275,000	$ 22,005,065	$ 24,459,961	$ 1,672,814
Reinvested	10,622,916	1,552,870	388,594	-	-	-
Redeemed	(2,163,169,922)	(1,102,393,299)	(668,279,318)	(3,557,947)	(3,672,885)	(114)
Net increase (decrease)	$ (184,897,224)	$ (20,807,798)	$ 12,384,276	$ 18,447,118	$ 20,787,076	$ 1,672,700
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	173,999,497	142,723,429	11,546,592
Reinvested	15,519,663	1,933,710	110,941
Redeemed	(195,055,949)	(140,169,677)	(8,740,638)
Net increase (decrease)	(5,536,789)	4,487,462	2,916,895
Dollars
Sold	$ 2,794,972,744	$ 2,146,873,700	$ 163,704,441
Reinvested	275,163,626	34,207,331	1,957,001
Redeemed	(3,120,566,680)	(2,110,121,164)	(123,902,749)
Net increase (decrease)	$ (50,430,310)	$ 70,959,867	$ 41,758,693

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Initial Class R A	Service Class R A	Service Class 2R A
From net investment income	$ 10,622,916	$ 1,552,871	$ 388,594	$ -	$ -	$ -
From net realized gain	-	-	-	-	-	-
Total	$ 10,622,916	$ 1,552,871	$ 388,594	$ -	$ -	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 106,625,905	$ 13,167,676	$ 758,338
From net realized gain	168,537,721	21,039,655	1,198,663
Total	$ 275,163,626	$ 34,207,331	$ 1,957,001

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.88	$ 20.00	$ 27.44	$ 20.06	$ 19.20
Income from Investment Operations
Net investment income (loss) C	.10	.14	.19 D	.24	.23
Net realized and unrealized gain (loss)	(2.90)	(3.86)	(4.93)	7.95	2.13
Total from investment operations	(2.80)	(3.72)	(4.74)	8.19	2.36
Distributions from net investment income	(.10)	(.93)	(.31)	(.31)	(.38)
Distributions in excess of net investment income	-	-	(.06)	-	-
Distributions from net realized gain	-	(1.47)	(2.33)	(.50)	(1.12)
Total distributions	(.10)	(2.40)	(2.70)	(.81)	(1.50)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 10.98	$ 13.88	$ 20.00	$ 27.44	$ 20.06
Total Return A,B	(20.28)%	(21.21)%	(19.07)%	42.55%	12.81%
Ratios to Average Net Assets E
Expenses before expense reductions	.90%	.92%	.89%	.91%	.91%
Expenses net of voluntary waivers, if any	.90%	.92%	.89%	.91%	.91%
Expenses net of all reductions	.86%	.87%	.87%	.87%	.89%
Net investment income (loss)	.79%	.91%	.84%	1.10%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,031,489	$ 1,496,873	$ 2,267,507	$ 2,736,851	$ 2,074,843
Portfolio turnover rate	77%	98%	136%	78%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 19.94	$ 27.39	$ 20.04	$ 19.20
Income from Investment Operations
Net investment income (loss) C	.09	.12	.17 D	.22	.15
Net realized and unrealized gain (loss)	(2.89)	(3.84)	(4.93)	7.94	2.19
Total from investment operations	(2.80)	(3.72)	(4.76)	8.16	2.34
Distributions from net investment income	(.09)	(.92)	(.30)	(.31)	(.38)
Distributions in excess of net investment income	-	-	(.06)	-	-
Distributions from net realized gain	-	(1.47)	(2.33)	(.50)	(1.12)
Total distributions	(.09)	(2.39)	(2.69)	(.81)	(1.50)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 10.94	$ 13.83	$ 19.94	$ 27.39	$ 20.04
Total Return A,B	(20.34)%	(21.27)%	(19.18)%	42.44%	12.69%
Ratios to Average Net Assets E
Expenses before expense reductions	1.00%	1.03%	.99%	1.01%	1.01%
Expenses net of voluntary waivers, if any	1.00%	1.03%	.99%	1.01%	1.01%
Expenses net of all reductions	.96%	.97%	.97%	.98%	.97%
Net investment income (loss)	.69%	.81%	.74%	1.00%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 177,322	$ 240,525	$ 257,257	$ 144,371	$ 34,720
Portfolio turnover rate	77%	98%	136%	78%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.81	$ 19.91	$ 26.16
Income from Investment Operations
Net investment income (loss) E	.07	.10	.12 G
Net realized and unrealized gain (loss)	(2.88)	(3.80)	(3.68)
Total from investment operations	(2.81)	(3.70)	(3.56)
Distributions from net investment income	(.10)	(.93)	(.30)
Distributions in excess of net investment income	-	-	(.06)
Distributions from net realized gain	-	(1.47)	(2.33)
Total distributions	(.10)	(2.40)	(2.69)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 10.90	$ 13.81	$ 19.91
Total Return B,C,D	(20.46)%	(21.20)%	(15.50)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.16%	1.18%	1.15% A
Expenses net of voluntary waivers, if any	1.16%	1.18%	1.15% A
Expenses net of all reductions	1.12%	1.12%	1.13% A
Net investment income (loss)	.53%	.65%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,824	$ 48,843	$ 12,351
Portfolio turnover rate	77%	98%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Initial Class R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.05
Income from Investment Operations
Net investment income (loss) E	.06
Net realized and unrealized gain (loss)	(3.13)
Total from investment operations	(3.07)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.98
Total Return B,C,D	(21.85)%
Ratios to Average Net Assets G
Expenses before expense reductions	.91% A
Expenses net of voluntary waivers, if any	.91% A
Expenses net of all reductions	.87% A
Net investment income (loss)	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,649
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Service Class R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.01
Income from Investment Operations
Net investment income (loss) E	.05
Net realized and unrealized gain (loss)	(3.12)
Total from investment operations	(3.07)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.94
Total Return B,C,D	(21.91)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.01% A
Expenses net of voluntary waivers, if any	1.01% A
Expenses net of all reductions	.97% A
Net investment income (loss)	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,997
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96
Income from Investment Operations
Net investment income (loss) E	.04
Net realized and unrealized gain (loss)	(3.10)
Total from investment operations	(3.06)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.90
Total Return B,C,D	(21.92)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.17% A
Expenses net of voluntary waivers, if any	1.17% A
Expenses net of all reductions	1.14% A
Net investment income (loss)	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,616
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Asset Manager Portfolio, Contrafund Portfolio, and Index 500 Portfolio (the funds) are funds of Variable Insurance Products Fund II. The Variable Insurance Products Fund and Variable Insurance Products Fund II (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers the following classes of shares: Initial Class shares, Service Class shares, and Service Class 2 shares. VIP Equity-Income, VIP Growth, and VIP Contrafund Portfolios also offer Service Class 2R shares. VIP Overseas Portfolio also offers Initial Class R, Service Class R, and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, passive foreign investment companies (PFIC), defaulted bonds, market discount, contingent interest, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asset Manager	$ 3,147,210,784	$ 126,198,374	$ (355,427,222)	$ (229,228,848)
Contrafund	7,055,601,912	929,551,579	(338,906,917)	590,644,662
Equity-Income	8,063,499,847	1,369,267,422	(1,339,969,325)	29,298,097
Growth	8,485,461,898	1,017,667,341	(1,119,987,920)	(102,320,579)
High Income	1,441,547,612	82,385,861	(106,540,207)	(24,154,346)
Index 500	2,412,170,978	659,508,490	(486,325,516)	173,182,974
Overseas	1,487,158,758	131,275,776	(314,735,287)	(183,459,511)
	Undistributed Ordinary Income	Capital Loss Carryforward	Total Distributable Earnings
Asset Manager	$ 103,137,852	$ (201,880,857)	$ -
Contrafund	32,915,426	(1,338,656,963)	-
Equity-Income	149,805,250	(127,840,102)	51,263,245
Growth	22,785,026	(4,287,791,262)	-
High Income	109,100,073	(1,317,999,113)	-
Index 500	39,636,608	(178,357,319)	34,462,263
Overseas	11,179,113	(559,393,669)	-

The tax character of distributions paid during the current and prior year was as follows:

Asset Manager
Ordinary Income	$ 130,190,101	$ 165,533,467
Long-term Capital Gains	-	62,082,268
Total	$ 130,190,101	$ 227,615,735
Contrafund
Ordinary Income	$ 65,347,191	$ 69,399,586
Long-term Capital Gains	-	248,845,348
Total	$ 65,347,191	$ 318,244,934
Equity-Income
Ordinary Income	$ 175,952,709	$ 175,168,717
Long-term Capital Gains	208,690,233	493,630,239
Total	$ 384,642,942	$ 668,798,956
Growth
Ordinary Income	$ 25,839,894	$ 10,651,148
Long-term Capital Gains	-	1,124,534,087
Total	$ 25,839,894	$ 1,135,185,235
High Income
Ordinary Income	$ 146,986,706	$ 225,311,206
Long-term Capital Gains	-	-
Total	$ 146,986,706	$ 225,311,206

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Index 500
Ordinary Income	$ 39,813,740	$ 44,349,182
Long-term Capital Gains	-	-
Total	$ 39,813,740	$ 44,349,182
Overseas
Ordinary Income	$ 12,564,381	$ 29,109,574
Long-term Capital Gains	-	282,218,384
Total	$ 12,564,381	$ 311,327,958

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the applicable fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Financing Transactions. To earn additional income, certain funds may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Index 500 Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .45% of the fund's average net assets for High Income and Overseas Portfolios, .30% for Contrafund and Growth Portfolios, .25% for Asset Manager: Portfolio, and .20% for Equity-Income Portfolio. The group fee rates averaged .28% for the equity funds and ..13% for the fixed-income funds during the period.

For Index 500 Portfolio, FMR receives a fee that is computed at an annual rate of .24% of the fund's average net assets.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager	.53%
Contrafund	.58%
Equity-Income	.48%
Growth	.58%
High Income	.58%
Index 500.24%
Overseas	.73%

Sub-Adviser Fee. FMR and Index 500 Portfolio (the fund) have entered into a sub-advisory agreement with Deutsche Asset Management Inc. (DAMI). DAMI is a registered investment advisor and a wholly-owned, indirect subsidiary of Deutsche Bank AG. DAMI receives a sub-advisory fee from FMR for providing discretionary investment advisory services to the fund. Effective January 13, 2003, DAMI will no longer serve as sub-adviser. The Fund's adviser will assume responsibility for all investment management decisions.

The Fund has entered into a securities lending agreement with Deutsche Bank Trust Company Americas (DBTCA), also a wholly-owned, indirect subsidiary of Deutsche Bank AG. DBTCA retains up to 20% of the annual revenues for providing securities lending services. For the period, DBTCA retained $142,760. Effective January 13, 2003, DBTCA will no longer provide securities lending services. Mellon Bank, N.A. will assume responsibility for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class and Service Class R's average net assets and .25% of Service Class 2 and Service Class 2 R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Service Class R	Service Class 2R
Asset Manager	$ 27,757	$ 35,108	$ -	$ -
Contrafund	$ 1,195,441	$ 837,608	$ -	$ 429
Equity-Income	$ 831,876	$ 792,654	$ -	$ 305
Growth	$ 1,335,025	$ 537,602	$ -	$ 170
High Income	$ 232,889	$ 57,684	$ -	$ -
Index 500	$ 5,557	$ 63,917	$ -	$ -
Overseas	$ 223,921	$ 164,630	$ 7,955	$ 896

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid FIIOC the following amounts:

Asset Manager
Initial Class	$ 2,128,722
Service Class	21,505
Service Class 2	12,453
$ 2,162,680
Contrafund
Initial Class	$ 4,483,109
Service Class	828,456
Service Class 2	253,716
Service Class 2R	156
$ 5,565,437
Equity-Income
Initial Class	$ 5,549,564
Service Class	569,418
Service Class 2	239,734
Service Class 2R	114
$ 6,358,830
Growth
Initial Class	$ 6,012,522
Service Class	901,380
Service Class 2	162,239
Service Class 2R	69
$ 7,076,210
High Income
Initial Class	$ 800,317
Service Class	161,093
Service Class 2	20,869
$ 982,279
Index 500
Initial Class	$ 2,000,876
Service Class	5,609
Service Class 2	20,932
$ 2,027,417
Overseas
Initial Class	$ 903,112
Service Class	156,454
Service Class 2	52,780
Initial Class R	5,934
Service Class R	6,034
Service Class 2R	314
$ 1,124,628

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager	$ 5,555,545
Contrafund	$ 11,124,803
Equity-Income	$ 2,032,287
Growth	$ 1,666,991
High Income	$ 1,076,966
Overseas	$ 2,403,990

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser, or in the case of Index 500 Portfolio, DAMI. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

8. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Index 500
Initial Class	.28%	$ 1,578,549
Service Class	.38%	4,716
Service Class 2.53%		16,990
		$ 1,600,255

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction

Asset Manager	$ 608,976	$ 7,000
Contrafund	2,884,324	3,971
Equity-Income	844,336	302
Growth	5,919,764	1,892
High Income	-	9,219
Index 500	-	3,690
Overseas	550,497	198

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, and certain unaffiliated insurance. companies each were the owners of record of more than 10% of the total outstanding shares of the following funds:

	FILI %	Number of Unaffiliated Insurance Companies	Unaffiliated Insurance Companies %
Asset Manager	21%	1	18%
Contrafund	16%	2	30%
Equity-Income	12%	1	25%
Growth	12%	2	34%
High Income	15%	2	55%
Index 500	28%	-	-
Overseas	12%	2	41%

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio, (the Funds), funds of Variable Insurance Products Fund II, including the portfolios of investments, as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Shareholders of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (funds of Variable Insurance Products Fund) at December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Variable Insurance Products Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981 or 1988

Trustee of Variable Insurance Products Fund (1981) and Variable Insurance Products Fund II (1988). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager (2001), VIP Contrafund (2001), VIP Equity-Income (2001), VIP Growth (2001), VIP High Income (2001), VIP Index 500 (2001), and VIP Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987 or 1988

Trustee of Variable Insurance Products Fund (1987) and Variable Insurance Products Fund II (1988). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of VIP Index 500 and VIP Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Bart A. Grenier (43)

Year of Election or Appointment: 2001 or 2002

Vice President of VIP Asset Manager (2001), VIP Equity-Income (2001), and VIP High Income (2002). Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Contrafund and VIP Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

William Danoff (42)
Year of Election or Appointment: 1995 Vice President of VIP Contrafund and another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Danoff managed a variety of Fidelity funds.
Richard C. Habermann (62)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Richard R. Mace, Jr. (41)
Year of Election or Appointment: 1996 Vice President of VIP Overseas and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.
Charles Mangum (38)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Mark J. Notkin (38)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager, VIP High Income, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (40)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Stephen R. Petersen (46)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

John J. Todd (53)
Year of Election or Appointment: 1996 Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.
Jennifer Uhrig (41)
Year of Election or Appointment: 1997 Vice President of VIP Growth and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)

Year of Election or Appointment: 1986, 1987, 1989, 1992, or 1995

Assistant Treasurer of VIP Asset Manager (1989), VIP Contrafund (1995), VIP Equity-Income (1986), VIP Growth (1986), VIP High Income (1986), VIP Index 500 (1992), and VIP Overseas (1987). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Name, Age; Principal Occupation
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions - Initial Class

Equity-Income Portfolio hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20% rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Asset Manager	7.95%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager	16%
Contrafund	88%
Equity Income	93%
Growth	100%
High Income	4%
Index 500	100%
Overseas	7%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Overseas	2/8/02	$.131	$.031

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager, Contrafund, Equity-Income, Growth,
High Income, Index 500, and Overseas Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager Portfolio

Fidelity Management & Research (U.K.) Inc.
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity International Investment Advisors
Overseas Portfolio

Fidelity International Investment Advisors (U.K.) Limited
Overseas Portfolio

Fidelity Investments Japan Limited
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
High Income Portfolio

JPMorgan Chase Bank, New York, NY
Asset Manager, Equity-Income, and Overseas Portfolios

Brown Brothers Harriman & Co., Boston, MA
Contrafund Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Portfolio and Index 500 Portfolio

VIPICGRP1-ANN-0203 337967
1.768592.101

Fidelity® Variable Insurance Products
Service Class

Asset Manager SM Portfolio
Contrafund® Portfolio
Equity-Income Portfolio
Growth Portfolio
High Income Portfolio
Index 500 Portfolio
Overseas Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Asset Manager Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Contrafund Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Equity-Income Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
High Income Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Index 500 Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Overseas Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch US High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Asset ManagerSM - Service Class	-8.85%	1.31%	6.98%
Fidelity Asset Manager Composite	-7.39%	3.63%	7.97%
S&P 500 ®	-22.10%	-0.59%	9.34%
LB Aggregate Bond	10.26%	7.54%	7.51%
LB 3 Month T-Bill	1.78%	4.52%	4.70%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	7.55%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500® Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset ManagerSM Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)
An interview with Richard Habermann (right) and Ford O'Neil (left), Co-managers of Asset Manager Portfolio

Q. How did the fund perform, Dick?

D.H. For the year ending December 31, 2002, the fund lagged the Fidelity Asset Manager Composite Index, which fell 7.39%, but beat the Lipper Inc. variable annuity flexible portfolio funds average, which was -10.32%.

Q. What affected fund results?

D.H. My asset allocation decisions drove performance. I stayed close to a 50% neutral weighting in equities during the first nine months of the year, given my concerns about business fundamentals and corporate governance issues. Being more cautious on stocks helped relative to our peer average, as share prices steadily eroded during the spring and summer. Consistent with this cautious stance, I became more heavily weighted in bonds during this time. However, our emphasis on high-yield securities hurt versus the benchmarks. High-yield bonds suffered from widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite good credit analysis and reducing the high-yield weighting as market conditions soured, we still lost ground to the all-investment-grade bond allocation in the composite index, which was helped by the flight to quality in Treasuries. We recouped some losses during the fourth quarter when high-yield bonds rebounded on improved demand for riskier assets. Further, we benefited from overweighting stocks as they rallied, and then trimming them - largely due to valuation concerns - before the market rolled back over in December.

Q. What drove the fund's equity holdings?

D.H. It was a very challenging year, one where nearly every major equity market sector posted double-digit declines and the Standard & Poor's 500 Index was off 22.10%. Despite some early period weakness, Charles Mangum - who became equity manager in February - worked hard to get back close to even with the index, which he accomplished mainly through strong sector selection. Underweighting technology hardware stocks worked for much of the period, as such stocks as IBM and Intel struggled with high valuations and weak capital spending. Avoiding many of the land mines within the sector also contributed, as did an investment in Dell, which bucked the downtrend. Owning the right telecommunication services stocks also was key, as we avoided the WorldCom disaster and overweighted Qwest Communications and Verizon, both of which snapped back sharply in the fourth quarter. Elsewhere, Cardinal Health boosted returns in health care services, while several of our consumer-related holdings - including Coca-Cola and Avon Products - and diversified financials fared well due to their defensive nature. However, we suffered somewhat from becoming prematurely aggressive during the spring, leaving us without exposure to such solid consumer names as Proctor & Gamble and Anheuser-Busch. Another drag was the fund's stake in pharmaceutical stocks Bristol-Myers Squibb and Schering-Plough, which fell in part due to drug-approval delays. Finally, the fund held a couple of stocks badly hurt by accounting issues, which Charles sold soon after taking over the equity subportfolio, avoiding further damage.

Q. Ford, how did the fixed-income portion of the fund do?

F.O. A favorable interest rate backdrop, spurred by sluggish economic growth, weak corporate profits and slumping stock prices, resulted in strong absolute returns for our investment-grade holdings, which also soundly beat their index. I focused on high-quality mortgage securities with some prepayment protection, which sheltered us from another big refinancing wave, and whose higher yields helped offset the sharp rally in government bonds. We also benefited from missing several prominent corporate issuers that stumbled, while adding exposure to beaten-down BBB-rated bonds that rebounded toward period end. Though they lagged the returns of investment-grade bonds, the fund's high-yield holdings also had a positive return and beat their benchmark. Managed by Mark Notkin, the high-yield subportfolio avoided most major defaults and credit downgrades. It further benefited from Mark's strong security selection, particularly in telecom, as well as his emphasis on higher-rated bonds, which provided a lot of cushion in a difficult environment. Finally, the strategic cash portion of the fund - managed by John Todd - had fairly steady returns to help offset equity market volatility.

Q. What's your outlook, Ford?

F.O. Despite some improvement of late, market sentiment is likely to remain fragile until economic, geopolitical and corporate uncertainty subsides. This uncertainty has led to relatively wide corporate yield spreads and poor equity performance. Since we believe the economy and corporate earnings will improve over the next 12 months - spurred by substantial monetary and fiscal stimulus - we feel the stage is set for high-yield securities to outperform investment-grade bonds and cash. While we're still cautious on equities at period end, there may be opportunities to take advantage of market volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of December 31, 2002, more than $2.8 billion

Manager: Richard Habermann and Ford O'Neil, since 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Cardinal Health, Inc.	3.5
Clear Channel Communications, Inc.	2.9
American International Group, Inc.	2.5
General Electric Co.	2.3
Fannie Mae	2.3
13.5
Top Five Bond Issuers as of December 31, 2002
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	10.5
U.S. Treasury Obligations	4.6
Government National Mortgage Association	2.1
Freddie Mac	0.6
Nextel Communications, Inc.	0.4
18.2
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stock Class and equity futures	49.1%
Bond Class	42.3%
Short-Term Class	8.6%

* Foreign investments 4.5%

Asset Allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 48.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 0.0%
Dana Corp.	73,700	$ 866,712
Exide Technologies warrants 3/18/06 (a)	2	1
		866,713
Hotels, Restaurants & Leisure - 0.3%
McDonald's Corp.	462,100	7,430,568
Household Durables - 0.1%
Leggett & Platt, Inc.	67,600	1,516,944
Media - 4.3%
AOL Time Warner, Inc. (a)	2,580,600	33,805,860
Clear Channel Communications, Inc. (a)	2,204,100	82,190,889
Comcast Corp. Class A (a)	183,392	4,322,549
		120,319,298
Multiline Retail - 0.1%
Target Corp.	138,400	4,152,000
Specialty Retail - 1.5%
Home Depot, Inc.	1,358,100	32,540,076
Lowe's Companies, Inc.	209,700	7,863,750
Office Depot, Inc. (a)	103,300	1,524,708
		41,928,534
Textiles Apparel & Luxury Goods - 0.0%
Arena Brands Holding Corp. Class B	8,445	162,566
TOTAL CONSUMER DISCRETIONARY		176,376,623
CONSUMER STAPLES - 3.8%
Beverages - 1.1%
PepsiCo, Inc.	417,000	17,605,740
The Coca-Cola Co.	308,900	13,535,998
		31,141,738
Food & Drug Retailing - 1.3%
CVS Corp.	862,300	21,531,631
Rite Aid Corp. (a)	1,380,100	3,381,245
Safeway, Inc. (a)	352,400	8,232,064
Sysco Corp.	123,200	3,670,128
		36,815,068
Food Products - 0.0%
Fresh Del Monte Produce, Inc.	28,000	529,480
McCormick & Co., Inc. (non-vtg.)	29,200	677,440
		1,206,920
Personal Products - 0.4%
Alberto-Culver Co. Class B	162,800	8,205,120
Gillette Co.	100,000	3,036,000
		11,241,120
Tobacco - 1.0%
Philip Morris Companies, Inc.	680,100	27,564,453
TOTAL CONSUMER STAPLES		107,969,299

	Shares	Value (Note 1)
ENERGY - 3.5%
Energy Equipment & Services - 0.6%
Cooper Cameron Corp. (a)	36,960	$ 1,841,347
Diamond Offshore Drilling, Inc.	114,600	2,504,010
ENSCO International, Inc.	58,400	1,719,880
GlobalSantaFe Corp.	169,700	4,127,104
Halliburton Co.	69,700	1,304,087
Pride International, Inc. (a)	16,300	242,870
Rowan Companies, Inc.	27,936	634,147
Transocean, Inc.	183,000	4,245,600
		16,619,045
Oil & Gas - 2.9%
ChevronTexaco Corp.	306,500	20,376,120
ConocoPhillips	838,752	40,587,209
Exxon Mobil Corp.	594,400	20,768,336
		81,731,665
TOTAL ENERGY		98,350,710
FINANCIALS - 11.5%
Banks - 1.6%
Bank of America Corp.	132,900	9,245,853
Bank One Corp.	189,700	6,933,535
Comerica, Inc.	28,500	1,232,340
FleetBoston Financial Corp.	518,800	12,606,840
Synovus Financial Corp.	191,200	3,709,280
Wachovia Corp.	317,503	11,569,809
		45,297,657
Diversified Financials - 6.6%
Citigroup, Inc.	1,566,400	55,121,616
Fannie Mae (g)	991,200	63,763,896
Merrill Lynch & Co., Inc.	990,300	37,581,885
Morgan Stanley	774,000	30,898,080
		187,365,477
Insurance - 3.3%
Allmerica Financial Corp. (a)	216,100	2,182,610
Allstate Corp.	76,400	2,826,036
American International Group, Inc.	1,244,500	71,994,325
Hartford Financial Services Group, Inc.	239,200	10,866,856
PartnerRe Ltd.	39,300	2,036,526
Travelers Property Casualty Corp.:
Class A	66,296	971,236
Class B (a)	136,210	1,995,477
		92,873,066
TOTAL FINANCIALS		325,536,200
HEALTH CARE - 9.5%
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	516,600	14,464,800
Health Care Providers & Services - 3.8%
Cardinal Health, Inc.	1,685,400	99,758,814
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
HCA, Inc.	66,800	$ 2,772,200
McKesson Corp.	59,300	1,602,879
Priority Healthcare Corp. Class B (a)	114,500	2,656,400
		106,790,293
Pharmaceuticals - 5.2%
Bristol-Myers Squibb Co.	448,500	10,382,775
Merck & Co., Inc.	948,600	53,700,246
Pfizer, Inc.	1,402,100	42,862,197
Pharmacia Corp.	134,300	5,613,740
Recordati Spa	45,653	741,015
Schering-Plough Corp.	1,163,800	25,836,360
Wyeth	187,900	7,027,460
		146,163,793
TOTAL HEALTH CARE		267,418,886
INDUSTRIALS - 4.4%
Airlines - 0.0%
Delta Air Lines, Inc.	81,700	988,570
Commercial Services & Supplies - 0.6%
Aramark Corp. Class B	13,900	326,650
ChoicePoint, Inc. (a)	110,533	4,364,948
First Data Corp.	267,500	9,472,175
Sabre Holdings Corp. Class A (a)	83,500	1,512,185
		15,675,958
Industrial Conglomerates - 3.3%
General Electric Co.	2,734,500	66,585,075
Tyco International Ltd.	1,594,000	27,225,520
		93,810,595
Machinery - 0.3%
Ingersoll-Rand Co. Ltd. Class A	201,200	8,663,672
Road & Rail - 0.2%
Burlington Northern Santa Fe Corp.	33,700	876,537
CSX Corp.	38,200	1,081,442
Norfolk Southern Corp.	160,500	3,208,395
Union Pacific Corp.	19,300	1,155,491
		6,321,865
TOTAL INDUSTRIALS		125,460,660
INFORMATION TECHNOLOGY - 4.3%
Communications Equipment - 0.6%
CIENA Corp. (a)	401,800	2,065,252
Cisco Systems, Inc. (a)	313,000	4,100,300
Comverse Technology, Inc. (a)	259,900	2,604,198
Motorola, Inc.	850,500	7,356,825
Polycom, Inc. (a)	88,000	837,760
		16,964,335

	Shares	Value (Note 1)
Computers & Peripherals - 1.3%
Dell Computer Corp. (a)	547,500	$ 14,640,150
EMC Corp. (a)	675,800	4,149,412
Hewlett-Packard Co.	645,800	11,211,088
Sun Microsystems, Inc. (a)	2,369,400	7,368,834
		37,369,484
Electronic Equipment & Instruments - 0.2%
Arrow Electronics, Inc. (a)	28,300	361,957
Solectron Corp. (a)	906,100	3,216,655
Thermo Electron Corp. (a)	72,700	1,462,724
		5,041,336
Internet Software & Services - 0.0%
Yahoo!, Inc. (a)	67,500	1,103,625
Semiconductor Equipment & Products - 1.2%
Altera Corp. (a)	170,500	2,102,265
Analog Devices, Inc. (a)	186,500	4,451,755
Applied Materials, Inc. (a)	136,300	1,775,989
Atmel Corp. (a)	292,700	652,721
Intel Corp.	338,200	5,265,774
KLA-Tencor Corp. (a)	106,100	3,752,757
LAM Research Corp. (a)	188,400	2,034,720
Lattice Semiconductor Corp. (a)	145,000	1,271,650
Linear Technology Corp.	88,200	2,268,504
Micron Technology, Inc. (a)	214,700	2,091,178
Novellus Systems, Inc. (a)	74,200	2,083,536
Semtech Corp. (a)	77,700	848,484
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	275,000	1,938,750
United Microelectronics Corp. sponsored ADR (a)	554,990	1,864,766
Xilinx, Inc. (a)	99,500	2,049,700
		34,452,549
Software - 1.0%
Activision, Inc. (a)	102,100	1,489,639
Adobe Systems, Inc.	51,200	1,269,811
Computer Associates International, Inc.	129,200	1,744,200
Microsoft Corp. (a)	366,200	18,932,540
Network Associates, Inc. (a)	14,600	234,914
VERITAS Software Corp. (a)	210,700	3,291,134
		26,962,238
TOTAL INFORMATION TECHNOLOGY		121,893,567
MATERIALS - 0.6%
Chemicals - 0.2%
Dow Chemical Co.	52,390	1,555,983
IMC Global, Inc.	293,400	3,130,578
		4,686,561
Metals & Mining - 0.4%
Alcoa, Inc.	426,300	9,711,114
Ryerson Tull, Inc.	326,900	1,994,090
		11,705,204
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.0%
Bowater, Inc.	27,700	$ 1,162,015
TOTAL MATERIALS		17,553,780
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 3.2%
AT&T Corp.	46,680	1,218,815
BellSouth Corp.	615,600	15,925,572
McCaw International Ltd. warrants 4/16/07 (a)(f)	8,150	1
NTL, Inc. warrants 10/14/08 (a)	3,742	37
Ono Finance PLC rights 5/31/09 (a)(f)	1,740	17
Qwest Communications International, Inc. (a)	2,380,700	11,903,500
SBC Communications, Inc.	925,500	25,090,305
Verizon Communications, Inc.	964,400	37,370,500
		91,508,747
UTILITIES - 0.9%
Electric Utilities - 0.8%
FirstEnergy Corp.	463,300	15,275,001
Southern Co.	203,000	5,763,170
Wisconsin Energy Corp.	55,700	1,403,640
		22,441,811
Gas Utilities - 0.1%
NiSource, Inc.	106,200	2,124,000
TOTAL UTILITIES		24,565,811
TOTAL COMMON STOCKS (Cost $1,596,448,772)		1,356,634,283
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Diversified Financials - 0.1%
AES Trust VII $3.00	168,800	2,245,715
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (f)	3,121	2,341
TOTAL CONVERTIBLE PREFERRED STOCKS		2,248,056

	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.3%
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	1,490	$ 1,539,617
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Fresenius Medical Care Capital Trust II $78.75	1,074	1,070,375
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	8,239	741,510
Wireless Telecommunication Services - 0.2%
Crown Castle International Corp. $127.50 pay-in-kind	85	58,650
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	5,285	4,650,800
		4,709,450
TOTAL TELECOMMUNICATION SERVICES		5,450,960
TOTAL NONCONVERTIBLE PREFERRED STOCKS		8,060,952
TOTAL PREFERRED STOCKS (Cost $16,898,425)		10,309,008
Corporate Bonds - 21.9%
	Principal Amount
Convertible Bonds - 1.3%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (f)	$ 1,864,000	2,350,224
FINANCIALS - 0.0%
Diversified Financials - 0.0%
IOS Capital LLC 5% 5/1/07 (f)	1,390,000	1,217,362
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Total Renal Care Holdings 7% 5/15/09 (f)	2,940,000	2,923,463
INFORMATION TECHNOLOGY - 1.1%
Communications Equipment - 0.4%
Brocade Communications Systems, Inc. 2% 1/1/07	1,940,000	1,358,737
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
CIENA Corp. 3.75% 2/1/08	$ 3,590,000	$ 2,477,100
Juniper Networks, Inc. 4.75% 3/15/07	8,570,000	6,658,462
		10,494,299
Electronic Equipment & Instruments - 0.5%
Celestica, Inc. liquid yield option note 0% 8/1/20	8,250,000	3,784,688
Sanmina-SCI Corp.:
0% 9/12/20	5,070,000	2,066,025
4.25% 5/1/04	6,010,000	5,762,388
Solectron Corp. liquid yield option note:
0% 5/8/20	440,000	269,500
0% 11/20/20	2,490,000	1,226,325
		13,108,926
Semiconductor Equipment & Products - 0.2%
Agere Systems, Inc. 6.5% 12/15/09	1,058,000	855,742
ASML Holding NV 4.25% 11/30/04 (f)	1,340,000	1,147,375
Vitesse Semiconductor Corp. 4% 3/15/05	5,020,000	3,965,800
		5,968,917
TOTAL INFORMATION TECHNOLOGY		29,572,142
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	750,000	539,100
TOTAL CONVERTIBLE BONDS		36,602,291
Nonconvertible Bonds - 20.6%
CONSUMER DISCRETIONARY - 4.5%
Auto Components - 0.3%
Arvin Industries, Inc. 6.75% 3/15/08	610,000	587,125
ArvinMeritor, Inc. 8.75% 3/1/12	1,800,000	1,845,000
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	2,500,000	2,779,340
Dana Corp. 10.125% 3/15/10	1,820,000	1,838,200
Dura Operating Corp. 8.625% 4/15/12	750,000	757,500
Stoneridge, Inc. 11.5% 5/1/12	45,000	42,975
		7,850,140
Hotels, Restaurants & Leisure - 1.2%
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	680,000	725,900

	Principal Amount	Value (Note 1)
Domino's, Inc. 10.375% 1/15/09	$ 1,500,000	$ 1,620,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	4,330,000	4,503,200
Hilton Hotels Corp.:
7.625% 12/1/12	940,000	935,300
8.25% 2/15/11	1,220,000	1,262,700
Horseshoe Gaming LLC 8.625% 5/15/09	3,815,000	4,024,825
International Game Technology 8.375% 5/15/09	1,220,000	1,348,100
MGM Mirage, Inc. 8.5% 9/15/10	1,170,000	1,287,000
Penn National Gaming, Inc. 8.875% 3/15/10	2,270,000	2,315,400
Station Casinos, Inc. 8.375% 2/15/08	5,465,000	5,792,900
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	2,745,000	2,806,763
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	1,070,000	1,139,550
8.875% 4/15/11	3,030,000	3,287,550
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,260,000	2,265,650
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	1,890,000	1,899,450
		35,214,288
Household Durables - 0.3%
Beazer Homes USA, Inc.:
8.625% 5/15/11	1,680,000	1,730,400
8.875% 4/1/08	325,000	336,375
Champion Home Builders Co. 11.25% 4/15/07	525,000	438,375
D.R. Horton, Inc.:
7.875% 8/15/11	420,000	409,500
8% 2/1/09	1,040,000	1,040,000
KB Home 8.625% 12/15/08	1,070,000	1,118,150
Lennar Corp. 7.625% 3/1/09	1,500,000	1,552,500
Ryland Group, Inc. 9.125% 6/15/11	1,340,000	1,420,400
Standard Pacific Corp. 9.25% 4/15/12	725,000	703,250
		8,748,950
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	2,255,000	2,300,100
Media - 2.5%
AMC Entertainment, Inc.:
9.5% 2/1/11	975,000	960,375
9.875% 2/1/12	1,300,000	1,280,500
American Media Operations, Inc. 10.25% 5/1/09	1,870,000	1,930,775
AOL Time Warner, Inc. 6.75% 4/15/11	3,500,000	3,639,689
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	$ 3,740,000	$ 4,039,200
Chancellor Media Corp. 8% 11/1/08	1,900,000	2,052,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	565,000	163,850
0% 4/1/11 (d)	3,875,000	1,336,875
0% 5/15/11 (d)	1,460,000	365,000
9.625% 11/15/09	725,000	319,000
10% 4/1/09	1,330,000	585,200
10% 5/15/11	1,595,000	717,750
10.75% 10/1/09	3,355,000	1,476,200
Cinemark USA, Inc. 9.625% 8/1/08	1,625,000	1,625,000
Continental Cablevision, Inc. 8.3% 5/15/06	5,975,000	6,472,646
Corus Entertainment, Inc. 8.75% 3/1/12	3,835,000	4,065,100
CSC Holdings, Inc.:
7.625% 4/1/11	3,450,000	3,251,625
7.625% 7/15/18	545,000	479,600
7.875% 2/15/18	205,000	180,400
EchoStar DBS Corp.:
9.125% 1/15/09	2,170,000	2,273,075
9.375% 2/1/09	5,200,000	5,460,000
10.375% 10/1/07	3,215,000	3,440,050
Entravision Communications Corp. 8.125% 3/15/09	2,495,000	2,619,750
International Cabletel, Inc. 11.5% 2/1/06 (c)	2,000,000	220,000
Lamar Media Corp.:
7.25% 1/1/13 (f)	470,000	475,875
8.625% 9/15/07	650,000	680,063
9.625% 12/1/06	235,000	243,225
LBI Media, Inc. 10.125% 7/15/12 (f)	1,495,000	1,562,275
News America Holdings, Inc. 7.75% 12/1/45	3,500,000	3,439,734
Nextmedia Operating, Inc. 10.75% 7/1/11	1,240,000	1,302,000
PanAmSat Corp.:
6.125% 1/15/05	750,000	731,250
6.375% 1/15/08	1,120,000	1,075,200
Penton Media, Inc. 11.875% 10/1/07	835,000	693,050
Quebecor Media, Inc. 11.125% 7/15/11	35,000	32,200
Radio One, Inc. 8.875% 7/1/11	4,620,000	4,954,950

	Principal Amount	Value (Note 1)
Regal Cinemas Corp. 9.375% 2/1/12	$ 2,465,000	$ 2,612,900
Telewest PLC yankee:
9.625% 10/1/06 (c)	2,710,000	487,800
11% 10/1/07 (c)	2,185,000	404,225
Yell Finance BV 10.75% 8/1/11	3,295,000	3,624,500
		71,272,907
Specialty Retail - 0.0%
Hollywood Entertainment Corp. 9.625% 3/15/11	460,000	464,600
Textiles Apparel & Luxury Goods - 0.1%
Levi Strauss & Co. 12.25% 12/15/12 (f)	1,880,000	1,851,800
TOTAL CONSUMER DISCRETIONARY		127,702,785
CONSUMER STAPLES - 0.8%
Beverages - 0.0%
Constellation Brands, Inc. 8.125% 1/15/12	1,065,000	1,102,275
Food & Drug Retailing - 0.2%
Kroger Co. 6.8% 4/1/11	2,230,000	2,444,435
Rite Aid Corp.:
6.125% 12/15/08 (f)	1,305,000	965,700
6.875% 8/15/13	495,000	351,450
7.125% 1/15/07	395,000	327,850
		4,089,435
Food Products - 0.3%
Chiquita Brands International, Inc. 10.56% 3/15/09	1,099,000	1,120,980
Corn Products International, Inc.:
8.25% 7/15/07	2,090,000	2,100,450
8.45% 8/15/09	190,000	191,425
Dean Foods Co.:
6.625% 5/15/09	180,000	178,200
6.9% 10/15/17	540,000	491,400
8.15% 8/1/07	1,730,000	1,812,175
Del Monte Corp.:
8.625% 12/15/12 (f)	1,260,000	1,285,200
9.25% 5/15/11	420,000	436,800
Dole Food Co., Inc. 7.25% 5/1/09	1,035,000	993,600
Michael Foods, Inc. 11.75% 4/1/11	105,000	116,550
		8,726,780
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	300,000	282,000
Personal Products - 0.1%
Revlon Consumer Products Corp. 12% 12/1/05	3,595,000	3,451,200
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.2%
Philip Morris Companies, Inc. 7% 7/15/05	$ 3,955,000	$ 4,295,783
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	1,430,000	1,491,953
		5,787,736
TOTAL CONSUMER STAPLES		23,439,426
ENERGY - 1.1%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	1,130,000	1,158,250
Grant Prideco, Inc.:
9% 12/15/09 (f)	250,000	261,250
9.625% 12/1/07	1,020,000	1,081,200
Key Energy Services, Inc. 8.375% 3/1/08	1,460,000	1,529,350
		4,030,050
Oil & Gas - 0.9%
Chesapeake Energy Corp.:
8.125% 4/1/11	1,130,000	1,163,900
8.375% 11/1/08	610,000	628,300
8.5% 3/15/12	1,040,000	1,076,400
Encore Acquisition Co. 8.375% 6/15/12 (f)	1,325,000	1,378,000
Forest Oil Corp. 8% 12/15/11	1,030,000	1,084,075
Pemex Project Funding Master Trust 7.875% 2/1/09 (f)	3,000,000	3,225,000
Petro-Canada yankee 7% 11/15/28	1,290,000	1,322,966
Plains All American Pipeline LP 7.75% 10/15/12 (f)	680,000	703,800
Plains Exploration & Production Co. LP 8.75% 7/1/12 (f)	2,295,000	2,375,325
Teekay Shipping Corp. 8.875% 7/15/11	4,520,000	4,633,000
The Coastal Corp.:
6.2% 5/15/04	445,000	382,700
6.5% 5/15/06	705,000	571,050
6.95% 6/1/28	70,000	44,800
7.5% 8/15/06	430,000	352,600
7.75% 6/15/10	1,460,000	1,146,100
7.75% 10/15/35	595,000	392,700
7.75% 10/15/35	735,000	485,100
9.625% 5/15/12	2,385,000	1,931,850

	Principal Amount	Value (Note 1)
Valero Energy Corp. 6.875% 4/15/12	$ 1,200,000	$ 1,249,690
Vintage Petroleum, Inc. 8.25% 5/1/12	1,475,000	1,526,625
		25,673,981
TOTAL ENERGY		29,704,031
FINANCIALS - 5.0%
Banks - 0.6%
BankBoston Corp. 6.625% 2/1/04	510,000	531,440
Capital One Bank 6.5% 7/30/04	1,740,000	1,701,706
Fleet Financial Group, Inc. 7.125% 4/15/06	1,190,000	1,318,112
FleetBoston Financial Corp. 7.25% 9/15/05	1,730,000	1,915,591
Korea Development Bank 7.375% 9/17/04	615,000	665,365
MBNA America Bank NA 6.625% 6/15/12	1,565,000	1,595,205
MBNA Corp. 7.5% 3/15/12	2,035,000	2,187,798
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (i)	1,660,000	1,921,319
7.816% 11/29/49	3,230,000	3,645,003
Washington Mutual Bank 6.875% 6/15/11	2,000,000	2,242,562
		17,724,101
Diversified Financials - 3.6%
AES Drax Holdings Ltd. 10.41% 12/31/20	2,145,000	1,201,200
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	2,450,000	2,685,790
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	420,000	306,600
Amvescap PLC yankee:
5.9% 1/15/07	1,015,000	1,076,733
6.6% 5/15/05	4,410,000	4,760,048
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	1,730,000	1,794,875
Capital One Financial Corp. 7.125% 8/1/08	2,500,000	2,315,230
Chukchansi Economic Development Authority 14.5% 6/15/09 (f)	770,000	773,850
CIT Group, Inc.:
5.5% 2/15/04	680,000	695,357
7.75% 4/2/12	1,440,000	1,617,342
Citigroup, Inc. 5.625% 8/27/12	620,000	651,919
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18	779,258	506,517
6.9% 1/2/17	314,338	204,320
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Countrywide Home Loans, Inc. 5.5% 8/1/06	$ 2,590,000	$ 2,753,960
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	1,520,000	1,624,514
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	605,000	604,375
7.57% 11/18/10	200,000	199,793
7.779% 11/18/05	125,000	100,000
7.92% 5/18/12	1,215,000	1,013,154
10.06% 1/2/16	410,000	328,000
Details Capital Corp. 12.5% 11/15/07	505,000	474,700
Deutsche Telekom International Finance BV:
8.25% 6/15/05	2,500,000	2,733,515
8.75% 6/15/30	2,500,000	2,887,878
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	1,240,000	1,140,800
10.625% 12/1/12 (f)	360,000	369,000
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	1,055,000	1,107,750
Ford Motor Credit Co.:
7.5% 3/15/05	3,850,000	3,928,016
7.875% 6/15/10	2,500,000	2,515,660
General Electric Capital Corp. 6% 6/15/12	3,140,000	3,390,180
General Motors Acceptance Corp.:
6.75% 1/15/06	1,290,000	1,335,951
6.875% 9/15/11	3,240,000	3,231,122
Goldman Sachs Group, Inc. 6.6% 1/15/12	3,075,000	3,397,860
Household Finance Corp.:
6.375% 10/15/11	1,120,000	1,170,968
6.5% 1/24/06	1,565,000	1,666,603
7% 5/15/12	180,000	197,152
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	3,165,000	3,892,690
ING Capital Funding Trust III 8.439% 12/31/10	1,400,000	1,627,970
J.P. Morgan Chase & Co. 5.35% 3/1/07	2,000,000	2,115,600
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	1,000,000	1,093,337
6.625% 1/18/12	1,000,000	1,106,830
Merrill Lynch & Co., Inc. 4% 11/15/07	2,500,000	2,525,510
Morgan Stanley 6.6% 4/1/12	1,750,000	1,939,555
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	1,315,000	1,382,190

	Principal Amount	Value (Note 1)
NiSource Finance Corp. 7.875% 11/15/10	$ 2,485,000	$ 2,731,082
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	527,800	451,966
7.248% 7/2/14	722,261	361,130
7.575% 3/1/19	365,868	347,574
7.691% 4/1/17	80,000	64,000
7.95% 9/1/16	57,158	45,727
8.304% 9/1/10	626,288	438,402
Petronas Capital Ltd. 7% 5/22/12 (f)	4,615,000	5,073,616
PTC International Finance BV yankee 10.75% 7/1/07	961,000	999,440
PTC International Finance II SA yankee 11.25% 12/1/09	2,280,000	2,416,800
Qwest Capital Funding, Inc.:
5.875% 8/3/04	940,000	808,400
7% 8/3/09	905,000	606,350
7.25% 2/15/11	2,415,000	1,593,900
7.625% 8/3/21	310,000	181,350
7.75% 8/15/06	835,000	601,200
7.9% 8/15/10	555,000	371,850
R. H. Donnelley Finance Corp. I 8.875% 12/15/10 (f)	510,000	545,700
Salomon Smith Barney Holdings, Inc. 5.875% 3/15/06	4,580,000	4,949,056
SESI LLC 8.875% 5/15/11	120,000	122,400
Sprint Capital Corp. 6.875% 11/15/28	2,495,000	2,008,475
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	3,925,000	372,875
U.S. Airways pass thru trust certificates 6.85% 7/30/19	322,906	258,324
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	2,030,000	1,624,000
6.375% 7/15/08	465,000	297,600
6.5% 11/15/18	300,000	159,000
6.875% 7/15/28	3,515,000	2,003,550
Verizon Wireless Capital LLC 5.375% 12/15/06	1,785,000	1,864,765
		101,742,946
Insurance - 0.2%
MetLife, Inc. 5.375% 12/15/12	500,000	516,503
Principal Life Global Funding I:
5.125% 6/28/07 (f)	2,500,000	2,635,118
6.25% 2/15/12 (f)	850,000	900,992
		4,052,613
Real Estate - 0.6%
Arden Realty LP 7% 11/15/07	4,000,000	4,345,680
Boston Properties, Inc. 6.25% 1/15/13 (f)	1,200,000	1,218,480
CenterPoint Properties Trust 6.75% 4/1/05	1,590,000	1,711,118
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	$ 1,970,000	$ 2,034,025
Duke Realty LP New 6.875% 3/15/05	2,950,000	3,160,273
EOP Operating LP:
6.375% 2/15/03	1,000,000	1,004,447
7.75% 11/15/07	820,000	930,014
Regency Centers LP 6.75% 1/15/12	1,990,000	2,148,728
Senior Housing Properties Trust 8.625% 1/15/12	1,640,000	1,615,400
		18,168,165
TOTAL FINANCIALS		141,687,825
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.1%
ALARIS Medical Systems, Inc. 11.625% 12/1/06	1,950,000	2,193,750
Fisher Scientific International, Inc.:
8.125% 5/1/12	1,190,000	1,225,700
9% 2/1/08	140,000	145,950
		3,565,400
Health Care Providers & Services - 0.4%
Alderwoods Group, Inc. 11% 1/2/07	1,503,200	1,499,442
AmerisourceBergen Corp. 8.125% 9/1/08	410,000	436,650
Fountain View, Inc. 11.25% 4/15/08 (c)	2,330,000	1,398,000
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	165,000	158,400
PacifiCare Health Systems, Inc. 10.75% 6/1/09	1,480,000	1,579,900
Stewart Enterprises, Inc. 10.75% 7/1/08	1,275,000	1,408,875
Tenet Healthcare Corp.:
5.375% 11/15/06	175,000	159,250
6.375% 12/1/11	390,000	358,800
6.5% 6/1/12	505,000	467,125
Triad Hospitals, Inc. 8.75% 5/1/09	2,655,000	2,840,850
Unilab Corp. 12.75% 10/1/09	470,000	549,900
		10,857,192

	Principal Amount	Value (Note 1)
Pharmaceuticals - 0.2%
aaiPharma, Inc. 11% 4/1/10	$ 1,305,000	$ 1,305,000
Biovail Corp. yankee 7.875% 4/1/10	2,735,000	2,748,675
		4,053,675
TOTAL HEALTH CARE		18,476,267
INDUSTRIALS - 1.6%
Aerospace & Defense - 0.4%
Alliant Techsystems, Inc. 8.5% 5/15/11	3,465,000	3,742,200
BE Aerospace, Inc.:
8.875% 5/1/11	1,385,000	1,011,050
9.5% 11/1/08	135,000	103,950
Raytheon Co. 6.75% 8/15/07	4,875,000	5,405,732
Transdigm, Inc. 10.375% 12/1/08	1,185,000	1,190,925
		11,453,857
Airlines - 0.1%
Delta Air Lines, Inc.:
8.3% 12/15/29	2,045,000	1,124,750
8.54% 1/2/07	263,644	197,733
		1,322,483
Commercial Services & Supplies - 0.5%
Allied Waste North America, Inc.:
7.625% 1/1/06	6,510,000	6,510,000
7.875% 1/1/09	210,000	208,425
8.875% 4/1/08	190,000	193,800
American Color Graphics, Inc. 12.75% 8/1/05	1,055,000	1,044,450
Browning-Ferris Industries, Inc. 6.375% 1/15/08	1,220,000	1,079,700
Iron Mountain, Inc.:
8.25% 7/1/11	755,000	777,650
8.625% 4/1/13	75,000	78,375
JohnsonDiversey, Inc. 9.625% 5/15/12 (f)	2,170,000	2,278,500
Pierce Leahy Command Co. yankee 8.125% 5/15/08	320,000	327,200
World Color Press, Inc.:
7.75% 2/15/09	1,655,000	1,655,000
8.375% 11/15/08	110,000	111,650
		14,264,750
Industrial Conglomerates - 0.2%
Tyco International Group SA:
6.125% 11/1/08	60,000	56,100
yankee:
6.375% 10/15/11	2,305,000	2,155,175
6.75% 2/15/11	4,500,000	4,252,500
		6,463,775
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Machinery - 0.0%
AGCO Corp. 9.5% 5/1/08	$ 330,000	$ 356,400
Cummins, Inc. 9.5% 12/1/10 (f)	450,000	477,000
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	290,000	295,800
		1,129,200
Marine - 0.1%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	750,000	577,500
10.25% 11/15/06	1,570,000	989,100
		1,566,600
Road & Rail - 0.3%
Kansas City Southern Railway Co.:
7.5% 6/15/09	2,980,000	3,129,000
9.5% 10/1/08	180,000	197,550
TFM SA de CV yankee 11.75% 6/15/09	4,820,000	4,747,700
		8,074,250
TOTAL INDUSTRIALS		44,274,915
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
L-3 Communications Corp.:
7.625% 6/15/12	975,000	1,009,125
8% 8/1/08	30,000	31,125
8.5% 5/15/08	100,000	104,000
Motorola, Inc. 8% 11/1/11	1,125,000	1,164,375
		2,308,625
Computers & Peripherals - 0.2%
Compaq Computer Corp. 7.65% 8/1/05	1,650,000	1,803,607
Hewlett-Packard Co. 6.5% 7/1/12	3,060,000	3,396,016
Seagate Technology HDD Holdings 8% 5/15/09 (f)	1,080,000	1,101,600
		6,301,223
Electronic Equipment & Instruments - 0.1%
Flextronics International Ltd. yankee 9.875% 7/1/10	1,350,000	1,458,000
Sanmina-SCI Corp. 10.375% 1/15/10 (f)	930,000	939,300
		2,397,300

	Principal Amount	Value (Note 1)
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp. 10.5% 2/1/09	$ 340,000	$ 368,900
Micron Technology, Inc. 6.5% 9/30/05 (j)	3,000,000	2,595,000
		2,963,900
TOTAL INFORMATION TECHNOLOGY		13,971,048
MATERIALS - 1.3%
Chemicals - 0.3%
Compass Minerals Group, Inc. 10% 8/15/11	2,250,000	2,463,750
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (f)	715,000	500,500
Huntsman International LLC 9.875% 3/1/09	2,190,000	2,244,750
Lyondell Chemical Co.:
9.5% 12/15/08	705,000	641,550
9.5% 12/15/08 (f)	750,000	708,750
9.625% 5/1/07	725,000	690,563
9.875% 5/1/07	500,000	480,000
11.125% 7/15/12	330,000	321,750
		8,051,613
Containers & Packaging - 0.5%
BWAY Corp. 10% 10/15/10 (f)	310,000	321,625
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (f)	1,015,000	1,045,450
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (f)	935,000	946,688
8.875% 2/15/09	3,515,000	3,620,450
Owens-Illinois, Inc.:
7.15% 5/15/05	770,000	744,975
7.35% 5/15/08	330,000	305,250
7.5% 5/15/10	310,000	285,975
7.8% 5/15/18	140,000	116,200
7.85% 5/15/04	1,560,000	1,524,900
8.1% 5/15/07	630,000	611,100
Packaging Corp. of America 9.625% 4/1/09	2,185,000	2,359,800
Riverwood International Corp. 10.625% 8/1/07	1,700,000	1,751,000
Sealed Air Corp. 6.95% 5/15/09 (f)	1,760,000	1,830,400
		15,463,813
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 7.2% 11/15/26	3,350,000	3,266,250
Luscar Coal Ltd. 9.75% 10/15/11	1,180,000	1,268,500
P&L Coal Holdings Corp. 8.875% 5/15/08	1,965,000	2,063,250
Phelps Dodge Corp.:
8.75% 6/1/11	915,000	947,025
9.5% 6/1/31	1,545,000	1,568,175
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(f)	$ 1,560,000	$ 842,400
Steel Dynamics, Inc. 9.5% 3/15/09	195,000	204,750
		10,160,350
Paper & Forest Products - 0.1%
Georgia-Pacific Corp.:
7.5% 5/15/06	120,000	112,800
8.125% 5/15/11	390,000	366,600
Norske Skog Canada Ltd. 8.625% 6/15/11	190,000	191,900
Stone Container Corp.:
8.375% 7/1/12	1,010,000	1,036,513
9.75% 2/1/11	1,270,000	1,358,900
Weyerhaeuser Co. 6.75% 3/15/12	1,250,000	1,362,923
		4,429,636
TOTAL MATERIALS		38,105,412
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.3%
AT&T Corp. 6.5% 3/15/13	3,380,000	3,390,569
Citizens Communications Co.:
8.5% 5/15/06	2,000,000	2,214,790
8.5% 5/15/06	2,900,000	3,211,446
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (c)	3,230,000	290,700
11.75% 12/15/05 (c)	3,000,000	270,000
France Telecom SA 9.25% 3/1/11	2,500,000	2,890,675
NTL Communications Corp.:
0% 10/1/08 (c)(d)	330,000	29,700
11.5% 10/1/08 (c)	3,045,000	274,050
NTL, Inc. 0% 4/1/08 (c)(d)	655,000	65,500
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	195,000	180,375
Qwest Corp. 8.875% 3/15/12 (f)	2,215,000	2,148,550
Rogers Cantel, Inc. yankee 9.375% 6/1/08	980,000	921,200
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	1,965,000	2,080,487
Telefonos de Mexico SA de CV 8.25% 1/26/06	5,000,000	5,475,000
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	340,000	7,650
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	885,000	159,300
11.25% 11/1/08 (c)	1,075,000	193,500

	Principal Amount	Value (Note 1)
TELUS Corp. yankee 8% 6/1/11	$ 3,000,000	$ 2,880,000
Tritel PCS, Inc. 0% 5/15/09 (d)	3,379,000	3,159,365
U.S. West Communications:
7.2% 11/1/04	1,710,000	1,624,500
7.2% 11/10/26	315,000	245,700
7.25% 9/15/25	310,000	246,450
Verizon New York, Inc.:
6.875% 4/1/12	2,000,000	2,246,776
7.375% 4/1/32	1,065,000	1,231,539
WorldCom, Inc.:
7.5% 5/15/11 (c)	8,800,000	2,024,000
8.25% 5/15/31 (c)	3,570,000	821,100
		38,282,922
Wireless Telecommunication Services - 1.0%
American Tower Corp. 9.375% 2/1/09	975,000	770,250
AT&T Wireless Services, Inc.:
7.875% 3/1/11	2,500,000	2,512,500
8.75% 3/1/31	1,000,000	980,000
Cingular Wireless LLC 5.625% 12/15/06	1,000,000	1,051,364
Crown Castle International Corp.:
9.375% 8/1/11	2,065,000	1,693,300
9.5% 8/1/11	205,000	165,025
10.75% 8/1/11	385,000	334,950
Millicom International Cellular SA yankee 13.5% 6/1/06	1,230,000	590,400
Nextel Communications, Inc.:
0% 2/15/08 (d)	840,000	756,000
9.375% 11/15/09	3,910,000	3,538,550
9.5% 2/1/11	555,000	499,500
9.75% 10/31/07	7,320,000	6,697,800
Orange PLC yankee 9% 6/1/09	2,955,000	3,102,750
Rogers Wireless, Inc. 9.625% 5/1/11	2,900,000	2,740,500
TeleCorp PCS, Inc.:
0% 4/15/09 (d)	1,314,000	1,228,590
10.625% 7/15/10	465,000	504,525
		27,166,004
TOTAL TELECOMMUNICATION SERVICES		65,448,926
UTILITIES - 2.8%
Electric Utilities - 1.6%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (f)	1,005,000	643,200
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	3,960,000	3,445,200
CMS Energy Corp.:
7.5% 1/15/09	985,000	842,175
8.375% 7/1/03	1,755,000	1,711,125
8.5% 4/15/11	555,000	482,850
8.9% 7/15/08	175,000	148,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
9.875% 10/15/07	$ 1,480,000	$ 1,346,800
Constellation Energy Group, Inc.:
6.125% 9/1/09	200,000	204,514
7% 4/1/12	980,000	1,029,987
Dominion Resources, Inc. 8.125% 6/15/10	2,145,000	2,495,495
Duke Capital Corp. 6.75% 2/15/32	150,000	117,377
Edison International 6.875% 9/15/04	2,230,000	2,085,050
FirstEnergy Corp. 6.45% 11/15/11	1,635,000	1,626,568
Illinois Power Co.:
7.5% 6/15/09	1,880,000	1,541,600
11.5% 12/15/10 (f)	930,000	897,450
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	530,000	479,594
Nevada Power Co. 10.875% 10/15/09 (f)	575,000	575,000
Oncor Electric Delivery Co.:
6.375% 1/15/15 (f)	885,000	902,258
7% 9/1/22 (f)	2,935,000	2,736,612
Pacific Gas & Electric Co.:
6.75% 10/1/23	675,000	621,000
7.05% 3/1/24	340,000	316,200
9.625% 11/1/05 (f)	2,300,000	2,254,000
PSI Energy, Inc. 6.65% 6/15/06	2,450,000	2,631,214
Public Service Co. of Colorado 7.875% 10/1/12 (f)	1,080,000	1,205,598
Reliant Energy Resources Corp.:
7.75% 2/15/11	465,000	390,600
8.125% 7/15/05	2,550,000	2,350,047
8.125% 7/15/05	2,570,000	2,368,479
Sierra Pacific Power Co. 8% 6/1/08	1,495,000	1,405,300
Southern California Edison Co.:
7.125% 7/15/25	95,000	88,113
7.25% 3/1/26	285,000	264,338
7.625% 1/15/10	1,472,000	1,383,680
8.95% 11/3/03	2,035,000	2,014,650
TECO Energy, Inc.:
7% 5/1/12	2,185,000	1,835,400
10.5% 12/1/07 (f)	1,455,000	1,425,900
Texas Utilities Co. 6.375% 1/1/08	400,000	358,000
TXU Corp. 6.375% 6/15/06	2,325,000	2,127,375
		46,351,499

	Principal Amount	Value (Note 1)
Gas Utilities - 0.6%
CMS Panhandle Holding Co. 6.5% 7/15/09	$ 1,010,000	$ 969,600
Consolidated Natural Gas Co. 6.85% 4/15/11	885,000	987,941
El Paso Energy Corp.:
6.75% 5/15/09	705,000	486,450
7.375% 12/15/12	50,000	33,500
8.05% 10/15/30	245,000	151,900
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	1,165,000	1,306,287
7.3% 8/15/33	2,250,000	2,412,146
Noram Energy Corp. 6.5% 2/1/08	465,000	390,600
Northwest Pipeline Corp. 6.625% 12/1/07	485,000	451,050
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	150,000	135,000
8.25% 4/1/10	425,000	410,125
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (f)	1,680,000	1,821,624
Sempra Energy 7.95% 3/1/10	685,000	781,084
Southern Natural Gas Co.:
7.35% 2/15/31	2,305,000	1,924,675
8% 3/1/32	50,000	43,750
Tennessee Gas Pipeline Co.:
6% 12/15/11	335,000	281,400
7% 10/15/28	190,000	146,300
7.5% 4/1/17	95,000	79,325
8.375% 6/15/32	285,000	247,950
Transcontinental Gas Pipe Line:
6.125% 1/15/05	650,000	604,500
6.25% 1/15/08	1,335,000	1,188,150
8.875% 7/15/12 (f)	1,475,000	1,475,000
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	265,000	184,175
		16,512,532
Multi-Utilities & Unregulated Power - 0.6%
AES Corp.:
8.75% 6/15/08	280,000	165,200
9.5% 6/1/09	2,055,000	1,233,000
El Paso Corp.:
7% 5/15/11	1,100,000	748,000
7.875% 6/15/12 (f)	1,575,000	1,102,500
Western Resources, Inc.:
6.875% 8/1/04	680,000	625,600
7.875% 5/1/07	2,970,000	3,014,550
9.75% 5/1/07	2,080,000	1,913,600
Williams Companies, Inc.:
6.625% 11/15/04	925,000	689,125
6.75% 1/15/06	1,125,000	781,875
7.125% 9/1/11	1,170,000	766,350
7.125% 9/1/11	3,890,000	2,547,950
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
7.5% 1/15/31	$ 1,400,000	$ 875,000
7.625% 7/15/19	685,000	431,550
8.125% 3/15/12 (f)	1,260,000	856,800
		15,751,100
TOTAL UTILITIES		78,615,131
TOTAL NONCONVERTIBLE BONDS		581,425,766
TOTAL CORPORATE BONDS (Cost $617,632,634)		618,028,057
U.S. Government and Government Agency Obligations - 6.9%

U.S. Government Agency Obligations - 2.0%
Fannie Mae:
4.75% 1/2/07	4,185,000	4,439,318
5% 1/15/07	17,884,000	19,385,451
5.25% 4/15/07	11,375,000	12,453,191
6.25% 2/1/11	2,115,000	2,366,877
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	2,000,000	2,320,436
Freddie Mac:
5.875% 3/21/11	9,265,000	10,160,842
6.875% 9/15/10	1,400,000	1,669,784
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	2,825,000	3,173,848
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		55,969,747
U.S. Treasury Obligations - 4.9%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (h)	9,300,000	9,297,991
U.S. Treasury Bonds:
6.25% 5/15/30	37,765,000	45,192,620
8% 11/15/21	3,287,000	4,579,971
11.75% 2/15/10	19,445,000	23,422,864
12% 8/15/13	3,740,000	5,445,937

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
4.375% 5/15/07	$ 2,070,000	$ 2,222,824
5.75% 11/15/05	4,646,000	5,135,828
6.5% 2/15/10	18,615,000	22,250,733
6.75% 5/15/05	14,650,000	16,333,036
7% 7/15/06	4,500,000	5,217,363
TOTAL U.S. TREASURY OBLIGATIONS		139,099,167
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $186,425,589)		195,068,914
U.S. Government Agency - Mortgage Securities - 11.2%

Fannie Mae - 9.0%
5.5% 1/1/18 to 1/14/33 (g)	3,345,000	3,465,211
5.5% 1/1/33 (g)	15,500,000	15,819,688
5.5% 1/14/33 (g)	2,500,000	2,551,563
6% 6/1/13 to 3/1/31	31,600,996	33,046,824
6% 1/1/33 (g)	46,612,294	48,214,592
6.5% 6/1/13 to 9/1/32	75,439,177	78,841,142
6.5% 1/1/33 (g)	11,007,928	11,465,445
6.5% 1/1/33 to 1/14/33 (g)	9,100,000	9,478,219
6.5% 1/14/33 (g)	2,500,000	2,603,906
7% 8/1/13 to 4/1/32	32,829,210	34,673,317
7% 1/1/33 (g)	599,061	629,950
7.5% 7/1/16 to 11/1/31	11,166,879	11,884,017
8% 1/1/30 to 6/1/30	1,387,048	1,495,298
TOTAL FANNIE MAE		254,169,172
Freddie Mac - 0.1%
7.5% 5/1/17 to 10/1/30	2,307,126	2,462,682
7.5% 1/1/33 (g)	1,227,860	1,304,601
8% 7/1/17 to 5/1/27	187,846	203,382
8.5% 7/1/22	18,046	19,601
TOTAL FREDDIE MAC		3,990,266
Government National Mortgage Association - 2.1%
6% 12/15/08 to 6/15/09	1,227,664	1,308,393
6.5% 6/15/08 to 8/15/27	19,433,686	20,525,100
7% 7/15/28 to 7/15/32	13,030,550	13,826,977
7% 1/1/33 (g)	9,699,211	10,272,071
7.5% 9/15/22 to 8/15/28	7,366,391	7,888,534
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - continued
8% 5/15/25 to 1/15/31	$ 2,874,548	$ 3,108,176
8.5% 12/15/16 to 12/15/30	1,125,192	1,221,588
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		58,150,839
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $304,080,926)		316,310,277
Asset-Backed Securities - 0.6%

Capital One Master Trust 3.85% 8/15/07	810,000	834,593
CIT Marine Trust 5.8% 4/15/10	1,058,250	1,067,236
DaimlerChrysler Auto Trust 5.16% 1/6/05	4,285,000	4,352,578
Ford Credit Auto Owner Trust 5.71% 9/15/05	1,055,000	1,107,576
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	5,000,000	5,358,594
Sears Credit Account Master Trust II 7.5% 11/15/07	2,650,000	2,758,385
UAF Auto Grantor Trust 6.1% 6/15/04 (f)	182,521	183,640
TOTAL ASSET-BACKED SECURITIES (Cost $15,058,194)		15,662,602
Collateralized Mortgage Obligations - 0.2%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 6.7825% 12/29/25 (f)(i)	225,425	105,886
U.S. Government Agency - 0.2%
Fannie Mae:
planned amortization class Series 1999-54 Class PH, 6.5% 11/18/29	3,300,000	3,531,600
REMIC planned amortization class Series 1999-57 Class PH, 6.5% 12/25/29	2,600,000	2,735,992
TOTAL U.S. GOVERNMENT AGENCY		6,267,592
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,502,377)		6,373,478
Commercial Mortgage Securities - 1.5%
	Principal Amount	Value (Note 1)
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 6.7677% 8/1/24 (f)(i)	$ 1,548,426	$ 1,153,577
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	2,741,168	2,981,922
Class B, 7.48% 2/1/08	2,320,000	2,615,928
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	580,000	630,584
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	4,260,000	4,461,019
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (f)	3,500,000	3,932,145
Class C1, 7.52% 5/15/06 (f)	2,300,000	2,586,182
Class D1, 7.77% 5/15/06 (f)	2,200,000	2,443,153
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9992% 4/29/39 (f)(i)	1,600,000	1,371,501
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(f)(i)	500,000	0
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 13.5% 6/1/16 (f)(i)	1,300,000	982,313
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (f)	750,000	777,656
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (i)	1,205,000	1,155,294
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	1,050,000	981,422
Class C, 4.13% 11/20/37 (f)	1,050,000	937,125
LTC Commercial Mortgage pass thru certificates sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (f)	1,980,898	1,998,231
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (f)	1,473,000	1,311,430
Class L, 7.9% 11/15/26 (f)	1,133,000	857,185
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	773,219	785,694
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	4,200,000	4,663,313
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Series 1:
Class D2, 6.992% 11/15/07 (f)	$ 4,120,000	$ 4,495,950
Class E2, 7.224% 11/15/07 (f)	2,450,000	2,638,344
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $41,002,971)		43,759,968
Foreign Government and Government Agency Obligations - 0.4%
Chilean Republic:
5.625% 7/23/07	1,335,000	1,418,438
6.875% 4/28/09	1,500,000	1,639,455
7.125% 1/11/12	1,590,000	1,800,675
Malaysian Government 7.5% 7/15/11	1,250,000	1,446,094
Polish Government 6.25% 7/3/12	2,505,000	2,780,550
United Mexican States 9.875% 2/1/10	2,770,000	3,400,452
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $11,101,785)		12,485,664
Floating Rate Loans - 0.1%

FINANCIALS - 0.1%
Diversified Financials - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6.25% 9/30/10 (g)(i)	2,260,000	1,830,600
UTILITIES - 0.0%
Electric Utilities - 0.0%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (i)	875,000	927,500
TOTAL FLOATING RATE LOANS (Cost $2,702,125)		2,758,100
Money Market Funds - 12.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	215,215,471	$ 215,215,471
Fidelity Money Market Central Fund, 1.52% (b)	123,860,162	123,860,162
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	1,515,952	1,515,952
TOTAL MONEY MARKET FUNDS (Cost $340,591,585)		340,591,585
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $3,137,445,383)	2,917,981,936
NET OTHER ASSETS - (3.2)%	(90,978,513)
NET ASSETS - 100%	$ 2,827,003,423
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
98 S&P 500 Index Contracts	March 2003	$ 21,533,050	$ (668,198)

The face value of futures purchased as a percentage of net assets - 0.8%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $104,200,796 or 3.7% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,494,677.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
US Governments	18.0%
AAA, AA, A	5.1
BBB	5.5
BB	5.0
B	7.2
CCC, CC, C	1.3
Not Rated	0.4
Equities	49.2
Other Investments	0.0
Short-Term and Net Other Assets	8.3
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $4,062,235,458 and $4,333,676,373 respectively, of which long-term U.S. government and government agency obligations aggregated $1,265,814,912 and $1,294,706,047 respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $210,044 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,595,000 or 0.1% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,705,000. The weighted average interest rate was 2%. At period end there were no bank borrowings outstanding.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $201,881,000 of which $168,073,000 and $33,808,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $1,455,313) (cost $3,137,445,383) - See accompanying schedule		$ 2,917,981,936
Cash		895,487
Receivable for investments sold		10,168,359
Receivable for fund shares sold		378,636
Dividends receivable		2,389,185
Interest receivable		18,098,440
Receivable for daily variation on futures contracts		34,709
Other receivables		286,216
Total assets		2,950,232,968

Liabilities
Payable for investments purchased Regular delivery	$ 4,981,800
Delayed delivery	111,211,881
Payable for fund shares redeemed	3,750,024
Accrued management fee	1,278,311
Distribution fees payable	5,568
Other payables and accrued expenses	486,009
Collateral on securities loaned, at value	1,515,952
Total liabilities		123,229,545

Net Assets		$ 2,827,003,423
Net Assets consist of:
Paid in capital		$ 3,154,975,271
Undistributed net investment income		119,686,292
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(227,527,025)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(220,131,115)
Net Assets		$ 2,827,003,423

Initial Class: Net Asset Value, offering price and redemption price per share ($2,784,944,521 ÷ 218,505,290 shares)		$ 12.75

Service Class: Net Asset Value, offering price and redemption price per share ($25,691,534 ÷ 2,028,643 shares)		$ 12.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($16,367,368 ÷ 1,299,632 shares)		$ 12.59

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 24,167,707
Interest		104,962,082
Security lending		25,818
Total income		129,155,607

Expenses
Management fee	$ 16,783,403
Transfer agent fees	2,162,680
Distribution fees	62,865
Accounting and security lending fees	601,267
Non-interested trustees' compensation	14,824
Custodian fees and expenses	105,348
Audit	45,645
Legal	19,741
Interest	317
Miscellaneous	207,227
Total expenses before reductions	20,003,317
Expense reductions	(615,976)	19,387,341
Net investment income (loss)		109,768,266
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(33,530,901)
Foreign currency transactions	251
Futures contracts	(13,030,427)
Total net realized gain (loss)		(46,561,077)
Change in net unrealized appreciation (depreciation) on: Investment securities	(377,239,440)
Assets and liabilities in foreign currencies	83
Futures contracts	(668,198)
Total change in net unrealized appreciation (depreciation)		(377,907,555)
Net gain (loss)		(424,468,632)
Net increase (decrease) in net assets resulting from operations		$ (314,700,366)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 109,768,266	$ 133,175,732
Net realized gain (loss)	(46,561,077)	(186,447,162)
Change in net unrealized appreciation (depreciation)	(377,907,555)	(124,991,159)
Net increase (decrease) in net assets resulting from operations	(314,700,366)	(178,262,589)
Distributions to shareholders from net investment income	(130,190,101)	(165,533,467)
Distributions to shareholders from net realized gain	-	(62,082,268)
Total distributions	(130,190,101)	(227,615,735)
Share transactions - net increase (decrease)	(319,152,869)	(166,612,262)
Total increase (decrease) in net assets	(764,043,336)	(572,490,586)

Net Assets
Beginning of period	3,591,046,759	4,163,537,345
End of period (including undistributed net investment income of $119,686,292 and undistributed net investment income of $144,946,442, respectively)	$ 2,827,003,423	$ 3,591,046,759
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	11,802,258	630,505	749,638
Reinvested	9,394,979	82,195	33,492
Redeemed	(47,257,499)	(857,386)	(318,829)
Net increase (decrease)	(26,060,262)	(144,686)	464,301

Dollars Sold	$ 156,258,651	$ 8,087,879	$ 9,704,552
Reinvested	128,617,266	1,118,681	454,154
Redeemed	(608,503,126)	(10,914,840)	(3,976,086)
Net increase (decrease)	$ (323,627,209)	$ (1,708,280)	$ 6,182,620

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	14,430,722	570,655	583,205
Reinvested	14,767,544	110,168	19,334
Redeemed	(42,543,930)	(429,185)	(68,344)
Net increase (decrease)	(13,345,664)	251,638	534,195

Dollars Sold	$ 210,075,603	$ 8,204,922	$ 8,374,378
Reinvested	225,648,078	1,674,550	293,107
Redeemed	(613,757,840)	(6,155,901)	(969,159)
Net increase (decrease)	$ (178,034,159)	$ 3,723,571	$ 7,698,326

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 128,617,266	$ 1,118,681	$ 454,154
From net realized gain	-	-	-
Total	$ 128,617,266	$ 1,118,681	$ 454,154

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 164,107,693	$ 1,212,605	$ 213,169
From net realized gain	61,540,385	461,945	79,938
Total	$ 225,648,078	$ 1,674,550	$ 293,107

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.51	$ 16.01	$ 18.67	$ 18.16	$ 18.01
Income from Investment Operations
Net investment income (loss) C	.46	.51	.62	.59	.59
Net realized and unrealized gain (loss)	(1.69)	(1.13)	(1.30)	1.28	1.84
Total from investment operations	(1.23)	(.62)	(.68)	1.87	2.43
Distributions from net investment income	(.53)	(.64)	(.60)	(.60)	(.57)
Distributions from net realized gain	-	(.24)	(1.38)	(.76)	(1.71)
Total distributions	(.53)	(.88)	(1.98)	(1.36)	(2.28)
Net asset value, end of period	$ 12.75	$ 14.51	$ 16.01	$ 18.67	$ 18.16
Total Return A, B	(8.73)%	(4.15)%	(3.87)%	11.09%	15.05%
Ratios to Average Net Assets D
Expenses before expense reductions	.63%	.64%	.61%	.63%	.64%
Expenses net of voluntary waivers, if any	.63%	.64%	.61%	.63%	.64%
Expenses net of all reductions	.61%	.63%	.61%	.62%	.63%
Net investment income (loss)	3.49%	3.53%	3.73%	3.36%	3.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,784,945	$ 3,547,730	$ 4,128,169	$ 4,936,926	$ 4,905,468
Portfolio turnover rate	140%	108%	76%	94%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 15.91	$ 18.59	$ 18.10	$ 17.99
Income from Investment Operations
Net investment income (loss) C	.44	.49	.60	.56	.57
Net realized and unrealized gain (loss)	(1.68)	(1.12)	(1.31)	1.29	1.82
Total from investment operations	(1.24)	(.63)	(.71)	1.85	2.39
Distributions from net investment income	(.51)	(.63)	(.59)	(.60)	(.57)
Distributions from net realized gain	-	(.24)	(1.38)	(.76)	(1.71)
Total distributions	(.51)	(.87)	(1.97)	(1.36)	(2.28)
Net asset value, end of period	$ 12.66	$ 14.41	$ 15.91	$ 18.59	$ 18.10
Total Return A, B	(8.85)%	(4.24)%	(4.06)%	11.01%	14.82%
Ratios to Average Net Assets D
Expenses before expense reductions	.74%	.74%	.72%	.74%	.78%
Expenses net of voluntary waivers, if any	.74%	.74%	.72%	.74%	.78%
Expenses net of all reductions	.72%	.73%	.71%	.73%	.77%
Net investment income (loss)	3.38%	3.43%	3.62%	3.25%	3.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,692	$ 31,324	$ 30,583	$ 23,677	$ 5,801
Portfolio turnover rate	140%	108%	76%	94%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.36	$ 15.89	$ 18.17
Income from Investment Operations
Net investment income (loss) E	.41	.46	.53
Net realized and unrealized gain (loss)	(1.67)	(1.11)	(.84)
Total from investment operations	(1.26)	(.65)	(.31)
Distributions from net investment income	(.51)	(.64)	(.59)
Distributions from net realized gain	-	(.24)	(1.38)
Total distributions	(.51)	(.88)	(1.97)
Net asset value, end of period	$ 12.59	$ 14.36	$ 15.89
Total Return B, C, D	(9.03)%	(4.38)%	(1.97)%
Ratios to Average Net Assets G
Expenses before expense reductions	.90%	.90%	.88% A
Expenses net of voluntary waivers, if any	.90%	.90%	.88% A
Expenses net of all reductions	.88%	.89%	.88% A
Net investment income (loss)	3.22%	3.27%	3.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,367	$ 11,993	$ 4,785
Portfolio turnover rate	140%	108%	76%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Service Class	-9.42%	3.62%	12.20%
S&P 500®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Multi-Cap Growth Funds Average	-30.67%	-1.76%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and captial gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio - Service Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500® Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Will Danoff, Portfolio Manager of Contrafund Portfolio

Q. How did the fund perform, Will?

A. The fund did well relative to its benchmarks. For the 12 months that ended December 31, 2002, the fund outperformed both the Standard & Poor's 500 Index, which fell 22.10%, and the variable annuity growth funds average, which fell 25.44% according to Lipper Inc.

Q. What factors helped the fund's performance?

A. Avoiding the big problem stocks during this difficult period was just as important as owning the best-performing ones. We were able to steer clear, for example, of some of the high-profile disappointments, such as Home Depot and AOL Time Warner, both of which fell by more than 50% due to poor earnings growth. The fund mostly avoided companies that had alleged accounting irregularities as well, including WorldCom. Our minimal exposure to the technology and telecommunications sectors, both of which fell by 30% in 2002, also benefited relative performance. We averaged a combined 5% weighting in these groups during the period, versus a 20% combined average weighting for the S&P 500.

Q. Health care and consumer staples stocks accounted for more than 28% of the fund's assets at the end of the period. Why did these areas appeal to you?

A. I believe strongly that earnings growth drives stock performance, and I anticipated early in the period that earnings growth would be disappointing throughout the market, particularly in aggressive areas such as tech and telecom. Therefore, I set my sights on companies that I felt offered steady and predictable growth, and I found some options in the health care and consumer staples areas. Within health care, I was especially attracted to hospital and health management organizations. An aging population spurred demand for these types of companies, and in the case of UnitedHealth Group - one of our largest positions - excellent pricing, tight cost controls, innovative new products and outstanding free cash flow led to strong performance. We also held sizable positions in stocks such as Avon and Colgate-Palmolive within the consumer staples area. These companies performed well due to their excellent brands, understandable products and business models and good growth prospects.

Q. The fund realized nice gains from both its defense and gold stocks. Can you elaborate?

A. Most of my defense strategy revolved around Lockheed Martin, which was our largest position at the end of the period and our best performer over the past 12 months. Under new management, Lockheed improved its operating performance, cut costs and sold off poorly performing divisions. The company also won the massive, multi-year Joint Strike fighter plane contract in late 2001. Additionally, gold stocks fared well in 2002, as prices rose due to favorable supply and demand conditions. Newmont Mining, a top-20 position, benefited from these trends and contributed meaningfully to performance.

Q. Which stocks hurt performance?

A. We avoided most major stock disasters, but I was caught off-guard by the implosions of Tenet Healthcare and Elan, an Irish biotechnology company. Both stocks fell sharply due to accounting issues. Another disappointment was Automatic Data Processing, or ADP, which fell in value after announcing that it would fail to deliver the double-digit quarterly earnings growth it had sustained for 40-plus years. The fund did not own Elan or ADP at the end of the period.

Q. What's your outlook, Will?

A. I'm very concerned about the high levels of debt throughout the economy - at the consumer, corporate and federal government levels. Holiday spending was stagnant this year in part because consumers have piled up too much debt. I'm also concerned about the effect of the continued emergence of China as the world's leading low-cost manufacturer. Because U.S. manufacturing is no longer competitive with foreign alternatives, especially China, efforts to stimulate the U.S. economy are being offset by the fact that incremental demand for goods is being met more by exporters than by domestic businesses. China's emergence as a low-cost provider has put deflationary pressure on American companies, which has made earnings growth difficult. Despite these concerns, the fund - with the support of Fidelity's research staff - will continue to seek companies that I feel can sustain good earnings growth in a slower-growing, more competitive business world.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital appreciation by investing in companies whose value is not fully recognized by the public

Start date: January 3, 1995

Size: as of December 31, 2002, more than

$7.5 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Lockheed Martin Corp.	3.8
Colgate-Palmolive Co.	3.2
Berkshire Hathaway, Inc. Class A	3.1
3M Co.	3.0
Avon Products, Inc.	2.5
15.6
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	17.8
Consumer Discretionary	15.6
Health Care	15.1
Industrials	13.4
Consumer Staples	13.4
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	90.2%
Bonds	0.6%
Short-Term Investments and Net Other Assets	9.1%
Other Investments	0.1%

* Foreign investments	19.5%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.6%
Auto Components - 0.1%
Gentex Corp. (a)	290,900	$ 9,204,076
Automobiles - 1.8%
Harley-Davidson, Inc.	407,500	18,826,500
Honda Motor Co. Ltd.	889,600	32,132,354
Nissan Motor Co. Ltd.	4,134,900	32,238,087
Toyota Motor Corp.	2,018,000	53,477,003
		136,673,944
Hotels, Restaurants & Leisure - 2.2%
Brinker International, Inc. (a)	129,000	4,160,250
California Pizza Kitchen, Inc. (a)	110,100	2,774,520
CBRL Group, Inc.	40,700	1,226,291
Darden Restaurants, Inc.	962,100	19,674,945
Friendly Ice Cream Corp. (a)	204,600	1,176,450
Harrah's Entertainment, Inc. (a)	583,600	23,110,560
Hilton Group PLC	1,996,800	5,371,797
International Game Technology (a)	160,200	12,162,384
MGM Mirage, Inc. (a)	829,600	27,351,912
P.F. Chang's China Bistro, Inc. (a)	564,300	20,484,090
Panera Bread Co. Class A (a)	69,300	2,412,333
Rank Group PLC	1,514,600	6,502,251
Rare Hospitality International, Inc. (a)	17,000	469,540
Red Robin Gourmet Burgers, Inc.	9,700	123,578
Ryan's Family Steak Houses, Inc. (a)	282,750	3,209,213
Sonic Corp. (a)	65,700	1,346,193
Stanley Leisure PLC	287,991	1,816,265
Starbucks Corp. (a)	266,000	5,421,080
Starwood Hotels & Resorts Worldwide, Inc. unit	24,400	579,256
The Cheesecake Factory, Inc. (a)	275,100	9,944,865
Wendy's International, Inc.	393,900	10,662,873
William Hill PLC	2,238,065	8,184,029
		168,164,675
Household Durables - 1.2%
Blyth, Inc.	69,000	1,846,440
D.R. Horton, Inc.	1,661,770	28,831,710
Fortune Brands, Inc.	278,300	12,943,733
Garmin Ltd. (a)	195,253	5,720,913
Harman International Industries, Inc.	380,700	22,651,650
Mohawk Industries, Inc. (a)	369,320	21,032,774
		93,027,220
Internet & Catalog Retail - 1.1%
eBay, Inc. (a)	299,400	20,305,308
FTD, Inc. Class A (a)	700	11,151
Overstock.com, Inc.	105,600	1,372,800
Ticketmaster Class B (a)	251,200	5,330,464
USA Interactive (a)	2,479,700	56,834,724
		83,854,447
Leisure Equipment & Products - 0.4%
Leapfrog Enterprises, Inc. Class A	151,600	3,812,740

	Shares	Value (Note 1)
Mattel, Inc.	1,434,700	$ 27,474,505
Mega Bloks, Inc.	40,250	601,587
		31,888,832
Media - 2.4%
Comcast Corp.:
Class A (a)	679	16,004
Class A (special) (a)	252,400	5,701,716
Cox Communications, Inc. Class A (a)	34,800	988,320
E.W. Scripps Co. Class A	314,700	24,216,165
Entercom Communications Corp. Class A (a)	13,100	614,652
Fox Entertainment Group, Inc. Class A (a)	656,100	17,012,673
Gannett Co., Inc.	32,000	2,297,600
Getty Images, Inc. (a)	58,500	1,787,175
LIN TV Corp. Class A	216,900	5,281,515
McGraw-Hill Companies, Inc.	106,200	6,418,728
Meredith Corp.	100,300	4,123,333
Pearson PLC sponsored ADR	223,900	2,093,465
Pixar (a)	229,500	12,161,205
Reader's Digest Association, Inc. (non-vtg.)	59,600	899,960
Reed Elsevier PLC	633,200	5,426,516
The McClatchy Co. Class A	16,300	924,699
The New York Times Co. Class A	98,400	4,499,832
Tribune Co.	172,600	7,846,396
Viacom, Inc. Class B (non-vtg.) (a)	1,367,336	55,732,615
Washington Post Co. Class B	21,300	15,719,400
Westwood One, Inc. (a)	216,100	8,073,496
		181,835,465
Multiline Retail - 0.8%
99 Cents Only Stores (a)	1,011,566	27,170,663
Costco Wholesale Corp. (a)	157,100	4,408,226
JCPenney Co., Inc.	731,200	16,824,912
Kohl's Corp. (a)	7,000	391,650
Marks & Spencer Group PLC	2,125,800	10,787,021
		59,582,472
Specialty Retail - 4.8%
Advance Auto Parts, Inc. (a)	320,500	15,672,450
Aeropostale, Inc.	46,500	491,505
AutoZone, Inc. (a)	892,900	63,083,385
Bed Bath & Beyond, Inc. (a)	1,254,900	43,331,697
Chico's FAS, Inc. (a)	344,500	6,514,495
Hennes & Mauritz AB (H&M) (B Shares)	229,200	4,435,107
Hot Topic, Inc. (a)	149,200	3,413,696
Inditex SA	157,600	3,724,600
Lowe's Companies, Inc.	1,809,700	67,863,750
Michaels Stores, Inc. (a)	380,800	11,919,040
Pacific Sunwear of California, Inc. (a)	161,550	2,857,820
PETCO Animal Supplies, Inc.	545,200	12,778,943
PETsMART, Inc. (a)	1,226,900	21,016,797
Pier 1 Imports, Inc.	487,200	9,222,696
Ross Stores, Inc.	356,300	15,103,557
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Talbots, Inc.	21,400	$ 589,142
TJX Companies, Inc.	2,249,200	43,904,384
Too, Inc. (a)	232,300	5,463,696
Urban Outfitters, Inc. (a)	200,900	4,735,213
Weight Watchers International, Inc. (a)	509,300	23,412,521
Williams-Sonoma, Inc. (a)	205,900	5,590,185
		365,124,679
Textiles Apparel & Luxury Goods - 0.8%
Burberry Ltd.	2,494,338	9,020,700
Coach, Inc. (a)	648,462	21,347,369
Delta Woodside Industries, Inc. (a)	22,175	109,101
Fossil, Inc. (a)	48,900	994,626
Liz Claiborne, Inc.	515,200	15,275,680
Puma AG	92,690	6,328,409
Reebok International Ltd. (a)	90,400	2,657,760
		55,733,645
TOTAL CONSUMER DISCRETIONARY		1,185,089,455
CONSUMER STAPLES - 13.4%
Beverages - 2.6%
Anheuser-Busch Companies, Inc.	1,018,500	49,295,400
Diageo PLC	3,001,523	32,637,285
Molson, Inc. Class A	642,100	13,660,399
Pepsi Bottling Group, Inc.	689,900	17,730,430
PepsiCo, Inc.	2,079,750	87,807,045
		201,130,559
Food & Drug Retailing - 2.0%
George Weston Ltd.	275,910	15,837,231
J. Sainsbury PLC	2,435,570	10,936,644
Loblaw Companies Ltd.	191,310	6,510,843
Safeway PLC	679,698	2,334,929
Sysco Corp.	1,250,900	37,264,311
Tesco PLC	4,986,800	15,584,478
Walgreen Co.	42,500	1,240,575
Whole Foods Market, Inc. (a)	1,057,507	55,762,344
William Morrison Supermarkets PLC	2,039,734	7,097,344
Winn-Dixie Stores, Inc.	178,500	2,727,480
		155,296,179
Food Products - 2.1%
American Italian Pasta Co. Class A (a)	142,200	5,116,356
Bunge Ltd.	19,800	476,388
Cadbury Schweppes PLC	2,124,534	13,244,734
Del Monte Foods Co. (a)	28,269	217,671
H.J. Heinz Co.	63,300	2,080,671
Hershey Foods Corp.	496,400	33,477,216
Kraft Foods, Inc. Class A	1,829,570	71,225,160
Nestle SA (Reg.)	52,633	11,162,844
Saputo, Inc.	213,300	3,371,179
Sara Lee Corp.	96,300	2,167,713

	Shares	Value (Note 1)
The J.M. Smucker Co.	34,307	$ 1,365,762
Wm. Wrigley Jr. Co.	230,700	12,660,816
		156,566,510
Household Products - 3.3%
Colgate-Palmolive Co.	4,617,030	242,070,883
Procter & Gamble Co.	64,200	5,517,348
		247,588,231
Personal Products - 3.4%
Avon Products, Inc.	3,458,428	186,305,516
Gillette Co.	2,250,100	68,313,036
		254,618,552
TOTAL CONSUMER STAPLES		1,015,200,031
ENERGY - 4.6%
Energy Equipment & Services - 0.4%
Baker Hughes, Inc.	158,300	5,095,677
Carbo Ceramics, Inc.	27,000	909,900
ENSCO International, Inc.	118,600	3,492,770
Schlumberger Ltd. (NY Shares)	235,200	9,899,568
Smith International, Inc. (a)	372,920	12,164,650
Willbros Group, Inc. (a)	248,200	2,040,204
		33,602,769
Oil & Gas - 4.2%
Apache Corp.	184,500	10,514,655
BP PLC sponsored ADR	1,275,232	51,838,181
EnCana Corp.	5,119,412	158,827,779
EOG Resources, Inc.	68,600	2,738,512
Exxon Mobil Corp.	398,742	13,932,045
Murphy Oil Corp.	416,800	17,859,880
Niko Resources Ltd.	2,100	34,459
Noble Energy, Inc.	126,600	4,753,830
Petro-Canada	91,300	2,840,096
Pogo Producing Co.	144,700	5,390,075
Premcor, Inc.	220,200	4,895,046
Suncor Energy, Inc.	983,580	15,451,521
Talisman Energy, Inc.	212,870	7,696,788
Thunder Energy, Inc. (a)	44,400	155,314
TotalFinaElf SA sponsored ADR	265,800	19,004,700
Valero Energy Corp.	2,100	77,574
XTO Energy, Inc.	74,000	1,827,800
		317,838,255
TOTAL ENERGY		351,441,024
FINANCIALS - 17.6%
Banks - 5.7%
Allied Irish Banks PLC	317,900	4,365,623
Australia & New Zealand Banking Group Ltd.	686,261	6,681,405
Bank of America Corp.	203,500	14,157,495
Bank of Ireland	2,080,540	21,384,874
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Bank One Corp.	505,600	$ 18,479,680
Commerce Bancorp, Inc., New Jersey	1,118,817	48,321,706
Danske Bank AS	70,200	1,161,381
Fifth Third Bancorp	2,075,980	121,548,629
First BanCorp Puerto Rico	5,400	122,040
First Community Bancorp, California	25,700	846,327
Golden West Financial Corp., Delaware	784,500	56,334,945
Lloyds TSB Group PLC	21,500	154,469
M&T Bank Corp.	369,300	29,303,955
National Australia Bank Ltd.	255,000	4,543,211
NetBank, Inc. (a)	8,300	80,344
North Fork Bancorp, Inc. New York	742,900	25,065,446
Popular, Inc.	87,500	2,957,500
Royal Bank of Scotland Group PLC	2,246,169	53,841,102
SouthTrust Corp.	725,000	18,016,250
Texas Regional Bancshares, Inc. Class A	11,700	415,830
W Holding Co., Inc.	212,750	3,491,228
Wells Fargo & Co.	21,300	998,331
		432,271,771
Diversified Financials - 2.3%
Bear Stearns Companies, Inc.	10,100	599,940
Doral Financial Corp.	509,850	14,581,710
Fannie Mae	371,700	23,911,461
MBNA Corp.	85,050	1,617,651
Merrill Lynch & Co., Inc.	654,400	24,834,480
Moody's Corp.	746,200	30,810,598
SLM Corp.	774,700	80,460,342
		176,816,182
Insurance - 9.4%
ACE Ltd.	313,400	9,195,156
AFLAC, Inc.	312,500	9,412,500
Allstate Corp.	1,067,200	39,475,728
American International Group, Inc.	1,998,814	115,631,390
Arch Capital Group Ltd. (a)	142,600	4,444,842
Berkshire Hathaway, Inc.:
Class A (a)	3,219	234,182,250
Class B (a)	2,900	7,026,700
Brown & Brown, Inc.	74,800	2,417,536
Cincinnati Financial Corp.	269,100	10,104,705
Commerce Group, Inc., Massachusetts	6,200	232,438
Everest Re Group Ltd.	665,380	36,795,514
IPC Holdings Ltd. (a)	151,600	4,781,464
Markel Corp. (a)	37,950	7,798,725
MetLife, Inc.	495,800	13,406,432
Montpelier Re Holdings Ltd.	581,600	16,750,080
Ohio Casualty Corp. (a)	150,900	1,954,155
Old Republic International Corp.	86,300	2,416,400
PartnerRe Ltd.	416,400	21,577,848
Progressive Corp.	234,900	11,658,087

	Shares	Value (Note 1)
RenaissanceRe Holdings Ltd.	652,265	$ 25,829,694
SAFECO Corp.	425,800	14,762,486
The Chubb Corp.	370,400	19,334,880
The PMI Group, Inc.	116,400	3,496,656
Travelers Property Casualty Corp. Class A	1,142,604	16,739,149
Unitrin, Inc.	130,100	3,801,522
USI Holdings Corp.	320,000	3,760,000
W.R. Berkley Corp.	132,300	5,240,403
Willis Group Holdings Ltd. (a)	1,192,200	34,180,374
XL Capital Ltd. Class A	384,800	29,725,800
Zenith National Insurance Corp.	216,100	5,082,672
		711,215,586
Real Estate - 0.2%
Duke Realty Corp.	74,152	1,887,168
Equity Residential (SBI)	340,500	8,369,490
ResortQuest International, Inc. (a)	192,100	724,217
		10,980,875
TOTAL FINANCIALS		1,331,284,414
HEALTH CARE - 15.1%
Biotechnology - 0.6%
Affymetrix, Inc. (a)	11,700	267,813
Amylin Pharmaceuticals, Inc. (a)	365,500	5,899,170
Charles River Labs International, Inc. (a)	293,000	11,274,640
Genentech, Inc. (a)	26,900	892,004
Gilead Sciences, Inc. (a)	539,880	18,355,920
IDEXX Laboratories, Inc. (a)	31,050	1,019,993
MedImmune, Inc. (a)	85,900	2,333,903
Neurocrine Biosciences, Inc. (a)	143,600	6,556,776
		46,600,219
Health Care Equipment & Supplies - 4.9%
Advanced Neuromodulation Systems, Inc. (a)	43,300	1,519,830
Alcon, Inc.	914,900	36,092,805
American Medical Systems Holdings, Inc. (a)	98,800	1,601,548
Bio-Rad Laboratories, Inc. Class A (a)	81,000	3,134,700
Biomet, Inc.	224,700	6,439,902
Biosite, Inc. (a)	127,100	4,323,942
Boston Scientific Corp. (a)	1,002,000	42,605,040
Centerpulse AG (Reg.) (a)	11,760	2,051,509
CTI Molecular Imaging, Inc.	535,900	13,215,294
Cytyc Corp. (a)	60,000	612,000
DENTSPLY International, Inc.	1,060,262	39,441,746
Edwards Lifesciences Corp. (a)	59,400	1,512,918
ICU Medical, Inc. (a)	29,250	1,091,025
Medtronic, Inc.	191,000	8,709,600
Mentor Corp.	26,700	1,027,950
Nobel Biocare Holding AG (Switzerland) (a)	61,120	3,933,093
Smith & Nephew PLC	9,900,953	60,687,639
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
St. Jude Medical, Inc. (a)	321,776	$ 12,780,943
Steris Corp. (a)	115,000	2,788,750
Stryker Corp.	186,500	12,517,880
Varian Medical Systems, Inc. (a)	384,700	19,081,120
Zimmer Holdings, Inc. (a)	2,281,002	94,707,203
		369,876,437
Health Care Providers & Services - 5.7%
Accredo Health, Inc. (a)	85,450	3,012,113
Advisory Board Co. (a)	149,700	4,476,030
AMN Healthcare Services, Inc. (a)	254,200	4,298,522
Anthem, Inc. (a)	116,107	7,303,130
Caremark Rx, Inc. (a)	166,164	2,700,165
Covance, Inc. (a)	4,400	108,196
HCA, Inc.	1,465,216	60,806,464
Health Management Associates, Inc. Class A	2,613,090	46,774,311
Inveresk Research Group, Inc.	21,300	459,654
Mid Atlantic Medical Services, Inc. (a)	33,400	1,082,160
Odyssey Healthcare, Inc. (a)	19,700	683,590
Patterson Dental Co. (a)	1,426,500	62,395,110
PDI, Inc. (a)	9,500	102,515
Tenet Healthcare Corp. (a)	2,279,850	37,389,540
UnitedHealth Group, Inc.	1,966,100	164,169,350
WebMD Corp. (a)	1,442,800	12,335,940
Wellpoint Health Networks, Inc. (a)	322,196	22,927,467
		431,024,257
Pharmaceuticals - 3.9%
Altana AG	37,550	1,714,933
Aventis SA (France)	167,500	9,076,825
Barr Laboratories, Inc. (a)	28,600	1,861,574
Biovail Corp. (a)	106,290	2,843,999
Eli Lilly & Co.	7,500	476,250
Forest Laboratories, Inc. (a)	128,000	12,572,160
InterMune, Inc. (a)	19,000	484,690
Johnson & Johnson	2,126,750	114,227,743
King Pharmaceuticals, Inc. (a)	42,900	737,451
Merck & Co., Inc.	545,100	30,858,111
Novo-Nordisk AS Series B	158,500	4,583,257
Pfizer, Inc.	2,613,565	79,896,682
Schering AG	74,900	3,259,525
Schering-Plough Corp.	144,500	3,207,900
Teva Pharmaceutical Industries Ltd. sponsored ADR	724,100	27,957,501
Wyeth	33,600	1,256,640
		295,015,241
TOTAL HEALTH CARE		1,142,516,154

	Shares	Value (Note 1)
INDUSTRIALS - 13.4%
Aerospace & Defense - 3.9%
Lockheed Martin Corp.	4,912,940	$ 283,722,281
MTC Technologies, Inc.	67,300	1,702,690
United Defense Industries, Inc.	40,600	945,980
Veridian Corp.	369,000	7,874,460
		294,245,411
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	1,222,516	38,142,499
CNF, Inc.	56,100	1,864,764
Expeditors International of Washington, Inc.	13,600	444,040
United Parcel Service, Inc. Class B	370,200	23,352,216
UTI Worldwide, Inc.	20,100	527,625
		64,331,144
Airlines - 1.4%
JetBlue Airways Corp.	789,030	21,303,810
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/04 (a)	192,400	1,363,505
sponsored ADR (a)	2,051,620	80,341,439
Southwest Airlines Co.	124,130	1,725,407
		104,734,161
Building Products - 0.1%
American Standard Companies, Inc. (a)	53,500	3,805,990
Commercial Services & Supplies - 2.4%
Apollo Group, Inc. Class A (a)	610,000	26,840,000
Aramark Corp. Class B	307,550	7,227,425
Avery Dennison Corp.	192,700	11,770,116
Brambles Industries Ltd.	478,613	1,262,296
Carlisle Holdings Ltd. (non-vtg.) (a)	205,500	565,125
Cintas Corp.	22,100	1,011,075
Corinthian Colleges, Inc. (a)	533,141	20,184,718
Corporate Executive Board Co. (a)	23,400	746,928
Dun & Bradstreet Corp. (a)	50,100	1,727,949
Education Management Corp. (a)	42,400	1,594,240
First Data Corp.	2,483,000	87,923,030
H&R Block, Inc.	405,200	16,289,040
Hewitt Associates, Inc.	166,100	5,263,709
Ionics, Inc. (a)	42,800	975,840
		183,381,491
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	307,020	10,929,912
Electrical Equipment - 0.1%
American Power Conversion Corp. (a)	374,600	5,675,190
Cooper Industries Ltd. Class A	64,700	2,358,315
		8,033,505
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 3.1%
3M Co.	1,825,510	$ 225,085,383
Tomkins PLC	1,398,900	4,281,627
Tyco International Ltd.	112,500	1,921,500
		231,288,510
Machinery - 0.7%
AGCO Corp. (a)	63,800	1,409,980
Danaher Corp.	668,022	43,889,045
Deere & Co.	117,800	5,401,130
Donaldson Co., Inc.	21,900	788,400
PACCAR, Inc.	2,070	95,489
SPX Corp. (a)	29,900	1,119,755
		52,703,799
Road & Rail - 0.8%
Arkansas Best Corp. (a)	20,130	522,998
Canadian National Railway Co.	454,050	18,848,721
Canadian Pacific Railway Ltd.	59,050	1,169,883
Heartland Express, Inc.	390,200	8,939,872
Knight Transportation, Inc. (a)	157,900	3,315,900
Landstar System, Inc. (a)	129,900	7,580,964
Norfolk Southern Corp.	59,200	1,183,408
P.A.M. Transportation Services, Inc. (a)	49,997	1,260,424
Swift Transportation Co., Inc. (a)	876,214	17,540,052
Werner Enterprises, Inc.	62,700	1,349,931
		61,712,153
Trading Companies & Distributors - 0.0%
Fastenal Co.	15,912	594,950
MSC Industrial Direct, Inc. Class A (a)	2,300	40,825
		635,775
TOTAL INDUSTRIALS		1,015,801,851
INFORMATION TECHNOLOGY - 3.0%
Communications Equipment - 0.1%
CIENA Corp. (a)	429,300	2,206,602
Cisco Systems, Inc. (a)	21,400	280,340
Comverse Technology, Inc. (a)	27,900	279,558
Motorola, Inc.	215,000	1,859,750
Netscreen Technologies, Inc.	142,800	2,404,752
Nokia Corp. sponsored ADR	21,500	333,250
Sycamore Networks, Inc. (a)	384,500	1,111,205
		8,475,457
Computers & Peripherals - 0.2%
Dell Computer Corp. (a)	219,445	5,867,959
Lexmark International, Inc. Class A (a)	32,300	1,954,150
Logitech International SA (Reg.) (a)	219,903	6,566,051
SanDisk Corp. (a)	109,900	2,230,970
		16,619,130

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.3%
Amphenol Corp. Class A (a)	4,675	$ 177,650
Flir Systems, Inc. (a)	395,500	19,300,400
Symbol Technologies, Inc.	166,000	1,364,520
Thermo Electron Corp. (a)	53,732	1,081,088
Waters Corp. (a)	59,300	1,291,554
		23,215,212
Internet Software & Services - 0.5%
Expedia, Inc. (a)	108,200	7,241,848
Keynote Systems, Inc. (a)	520,000	4,014,400
PEC Solutions, Inc. (a)	16,100	481,390
WebEx Communications, Inc. (a)	316,592	4,748,880
Yahoo!, Inc. (a)	1,243,900	20,337,765
		36,824,283
IT Consulting & Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	155,000	8,160,750
Anteon International Corp.	143,400	3,441,600
CACI International, Inc. Class A (a)	21,400	762,696
Cognizant Technology Solutions Corp. Class A (a)	24,000	1,733,520
ManTech International Corp. Class A	138,100	2,633,567
SRA International, Inc. Class A	120,400	3,261,636
		19,993,769
Office Electronics - 0.1%
Canon, Inc.	107,000	3,942,950
Zebra Technologies Corp. Class A (a)	68,000	3,896,400
		7,839,350
Semiconductor Equipment & Products - 0.5%
Linear Technology Corp.	2,100	54,012
Microchip Technology, Inc.	342,500	8,374,125
NVIDIA Corp. (a)	56,500	650,315
O2Micro International Ltd. (a)	118,200	1,152,332
Samsung Electronics Co. Ltd.	117,600	31,133,940
Silicon Laboratories, Inc. (a)	1,800	34,344
Skyworks Solutions, Inc. (a)	106,900	921,478
STMicroelectronics NV (NY Shares)	4,200	81,942
		42,402,488
Software - 1.0%
Adobe Systems, Inc.	43,800	1,086,284
Agile Software Corp. (a)	31,100	240,714
BEA Systems, Inc. (a)	218,700	2,508,489
Business Objects SA sponsored ADR (a)	21,500	322,500
Cadence Design Systems, Inc. (a)	48,100	567,099
Check Point Software Technologies Ltd. (a)	188,400	2,443,548
Citrix Systems, Inc. (a)	542,200	6,679,904
Electronic Arts, Inc. (a)	194,916	9,700,969
Microsoft Corp. (a)	136,200	7,041,540
Network Associates, Inc. (a)	1,103,700	17,758,533
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Symantec Corp. (a)	624,641	$ 25,304,207
Verisity Ltd. (a)	31,200	594,672
		74,248,459
TOTAL INFORMATION TECHNOLOGY		229,618,148
MATERIALS - 6.1%
Chemicals - 0.7%
Dow Chemical Co.	128,900	3,828,330
Ecolab, Inc.	447,900	22,171,050
Ferro Corp.	81,900	2,000,817
Methanex Corp.	423,770	3,584,647
Sigma Aldrich Corp.	15,400	749,980
Syngenta AG sponsored ADR	182,900	2,107,008
The Scotts Co. Class A (a)	35,500	1,740,920
Valspar Corp.	310,800	13,731,144
		49,913,896
Construction Materials - 0.1%
Florida Rock Industries, Inc.	87,400	3,325,570
Lafarge North America, Inc.	26	854
Vulcan Materials Co.	87,900	3,296,250
		6,622,674
Containers & Packaging - 0.1%
Ball Corp.	74,939	3,836,127
Bemis Co., Inc.	32,000	1,588,160
Peak International Ltd. (a)	200,000	758,000
		6,182,287
Metals & Mining - 5.1%
Aber Diamond Corp. (a)	287,000	5,612,956
Agnico-Eagle Mines Ltd.	305,300	4,530,083
Alcoa, Inc.	95,400	2,173,212
Anglo American PLC ADR	1,054,300	15,392,780
Anglogold Ltd. sponsored ADR	212,900	7,293,954
BHP Billiton PLC	316,879	1,693,452
Compania de Minas Buenaventura SA sponsored ADR	643,400	16,979,326
Echo Bay Mines Ltd. (a)	6,057,600	7,551,292
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,452,992	24,381,206
Glamis Gold Ltd. (a)	201,200	2,277,784
Gold Fields Ltd. New	2,516,072	35,199,467
Goldcorp, Inc.	3,956,160	50,474,190
Harmony Gold Mining Co. Ltd.	792,358	13,590,412
Impala Platinum Holdings Ltd.	105,500	6,708,768
Inco Ltd. (a)	91,200	1,936,180
Kinross Gold Corp. (a)	871,200	2,144,339
Kumba Resources Ltd.	1,657,635	6,295,551
Liquidmetal Technologies	322,300	3,313,244
Meridian Gold, Inc. (a)	674,500	11,900,165
Newcrest Mining Ltd.	745,700	3,012,837

	Shares	Value (Note 1)
Newmont Mining Corp. Holding Co.	3,033,001	$ 88,048,019
Newmont Mining Corp. Holding Co. unit	1,309,031	3,775,653
Nucor Corp.	4,600	189,980
Pechiney SA Series A	55,120	1,935,189
Rio Tinto PLC (Reg.)	2,837,200	56,673,524
SouthernEra Resources Ltd. (a)	236,100	986,566
TVX Gold, Inc. (a)	258,000	4,100,630
Xstrata PLC (a)	574,400	6,005,203
		384,175,962
Paper & Forest Products - 0.1%
Bowater, Inc.	21,500	901,925
Sappi Ltd.	746,991	9,979,636
		10,881,561
TOTAL MATERIALS		457,776,380
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.1%
AT&T Corp.	420	10,966
CenturyTel, Inc.	128,500	3,775,330
Swisscom AG sponsored ADR	170,500	4,860,955
		8,647,251
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	483,800	5,587,890
Triton PCS Holdings, Inc. Class A (a)	236,800	930,624
Vimpel Communications sponsored ADR (a)	133,000	4,257,330
Vodafone Group PLC sponsored ADR	874,600	15,847,752
		26,623,596
TOTAL TELECOMMUNICATION SERVICES		35,270,847
UTILITIES - 0.1%
Electric Utilities - 0.1%
DTE Energy Co.	109,300	5,071,520
Southern Co.	79,540	2,258,141
		7,329,661
Multi-Utilities & Unregulated Power - 0.0%
Equitable Resources, Inc.	38,300	1,342,032
SCANA Corp.	29,200	904,032
		2,246,064
TOTAL UTILITIES		9,575,725
TOTAL COMMON STOCKS (Cost $6,158,727,575)		6,773,574,029
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Diversified Financials - 0.0%
Xerox Capital Trust II $3.75 (c)	38,000	2,030,416
Convertible Preferred Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 0.1%
St. Paul Companies, Inc. $4.50	115,700	$ 7,621,738
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $9,569,049)	9,652,154
Convertible Bonds - 0.4%
	Principal Amount
INFORMATION TECHNOLOGY - 0.1%
Semiconductor Equipment & Products - 0.1%
Burr-Brown Corp. 4.25% 2/15/07	$ 430,000	431,634
LSI Logic Corp.:
4% 2/15/05	3,940,000	3,491,825
4% 11/1/06	7,270,000	5,925,050
		9,848,509
MATERIALS - 0.2%
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 1/31/06 (c)	5,025,000	7,170,047
8.25% 1/31/06	3,440,000	4,908,450
		12,078,497
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	11,480,000	8,251,824
TOTAL CONVERTIBLE BONDS (Cost $25,642,950)		30,178,830
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 1.18% to 1.38% 1/30/03 to 2/27/03 (d)	3,250,000	3,246,589
U.S. Treasury Bonds 6.875% 8/15/25	8,800,000	11,130,284
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,688,902)		14,376,873
Floating Rate Loans - 0.1%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche B term loan 4.085% 9/30/10 (e)	$ 2,000,000	$ 1,930,000
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Nextel Finance Co.:
Tranche B term loan 4.817% 6/30/08 (e)	3,381,525	3,111,003
Tranche C term loan 5.067% 12/31/08 (e)	3,381,525	3,111,003
		6,222,006
TOTAL FLOATING RATE LOANS (Cost $7,600,314)		8,152,006
Money Market Funds - 10.7%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	723,801,350	723,801,350
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	86,511,332	86,511,332
TOTAL MONEY MARKET FUNDS (Cost $810,312,682)		810,312,682
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $7,024,541,472)	7,646,246,574
NET OTHER ASSETS - (0.9)%	(66,569,306)
NET ASSETS - 100%	$ 7,579,677,268
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
238 S&P 500 Index Contracts	March 2003	$ 52,294,550	$ (1,225,140)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,200,463 or 0.1% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,902,038.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $6,315,332,295 and $6,790,730,011, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $7,487,109, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $469,074 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows (unaudited):
United States of America	80.5%
United Kingdom	5.2
Canada	4.7
Bermuda	2.1
Japan	1.6
Ireland	1.5
South Africa	1.1
Switzerland	1.0
Others (individually less than 1%)	2.3
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $8,152,006 or 0.1% of net assets.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $1,338,657,000 of which $675,098,000 and $663,559,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $82,403,118) (cost $7,024,541,472) - See accompanying schedule		$ 7,646,246,574
Cash		16,913
Foreign currency held at value (cost $14,673)		15,060
Receivable for investments sold		36,346,488
Receivable for fund shares sold		7,511,272
Dividends receivable		4,940,154
Interest receivable		1,746,908
Receivable for daily variation on futures contracts		61,199
Other receivables		352,607
Total assets		7,697,237,175

Liabilities
Payable for investments purchased	$ 19,174,875
Payable for fund shares redeemed	7,627,424
Accrued management fee	3,689,809
Distribution fees payable	187,088
Other payables and accrued expenses	369,379
Collateral on securities loaned, at value	86,511,332
Total liabilities		117,559,907

Net Assets		$ 7,579,677,268
Net Assets consist of:
Paid in capital		$ 8,294,431,991
Undistributed net investment income		34,847,840
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,370,107,847)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		620,505,284
Net Assets		$ 7,579,677,268

Initial Class: Net Asset Value, offering price and redemption price per share ($5,956,027,805 ÷ 329,079,302 shares)		$ 18.10

Service Class: Net Asset Value, offering price and redemption price per share ($1,183,683,146 ÷ 65,610,667 shares)		$ 18.04

Service Class 2: Net Asset Value, offering price and redemption price per share ($439,156,696 ÷ 24,460,629 shares)		$ 17.95

Service Class 2R: Net Asset Value, offering price and redemption price per share ($809,621 ÷ 45,096 shares)		$ 17.95

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 75,317,392
Interest		15,897,343
Security lending		894,361
Total income		92,109,096

Expenses
Management fee	$ 47,191,802
Transfer agent fees	5,565,437
Distribution fees	2,033,478
Accounting and security lending fees	822,521
Non-interested trustees' compensation	26,507
Custodian fees and expenses	703,353
Audit	53,500
Legal	50,490
Miscellaneous	472,136
Total expenses before reductions	56,919,224
Expense reductions	(2,888,295)	54,030,929
Net investment income (loss)		38,078,167
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(629,371,715)
Foreign currency transactions	465,862
Futures contracts	(8,604,867)
Total net realized gain (loss)		(637,510,720)
Change in net unrealized appreciation (depreciation) on: Investment securities	(205,874,007)
Assets and liabilities in foreign currencies	10,295
Futures contracts	(1,225,140)
Total change in net unrealized appreciation (depreciation)		(207,088,852)
Net gain (loss)		(844,599,572)
Net increase (decrease) in net assets resulting from operations		$ (806,521,405)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,078,167	$ 65,026,266
Net realized gain (loss)	(637,510,720)	(610,968,922)
Change in net unrealized appreciation (depreciation)	(207,088,852)	(676,288,551)
Net increase (decrease) in net assets resulting from operations	(806,521,405)	(1,222,231,207)
Distributions to shareholders from net investment income	(65,347,191)	(69,399,586)
Distributions to shareholders from net realized gain	-	(248,845,348)
Total distributions	(65,347,191)	(318,244,934)
Share transactions - net increase (decrease)	46,140,066	102,246,420
Redemption fees	49	-
Total increase (decrease) in net assets	(825,728,481)	(1,438,229,721)
Net Assets
Beginning of period	8,405,405,749	9,843,635,470
End of period (including undistributed net investment income of $34,847,840 and undistributed net investment income of $62,524,412, respectively)	$ 7,579,677,268	$ 8,405,405,749
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
Shares Sold	56,833,322	17,332,750	16,787,773	45,893
Reinvested	2,820,242	432,111	91,835	-
Redeemed	(77,031,143)	(12,025,142)	(4,005,858)	(797)
Net increase (decrease)	(17,377,579)	5,739,719	12,873,750	45,096
Dollars Sold	$ 1,102,958,554	$ 329,197,923	$ 318,907,897	$ 843,220
Reinvested	55,135,751	8,426,160	1,785,280	-
Redeemed	(1,469,720,893)	(226,436,407)	(74,942,997)	(14,422)
Net increase (decrease)	$ (311,626,588)	$ 111,187,676	$ 245,750,180	$ 828,798
Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	46,135,846	13,891,953	9,228,820
Reinvested	12,488,712	1,820,820	134,574
Redeemed	(70,827,054)	(8,440,108)	(1,242,618)
Net increase (decrease)	(12,202,496)	7,272,665	8,120,776
Dollars Sold	$ 938,388,669	$ 284,903,951	$ 185,001,257
Reinvested	275,251,203	40,039,821	2,953,910
Redeemed	(1,431,503,158)	(168,326,292)	(24,462,941)
Net increase (decrease)	$ (217,863,286)	$ 156,617,480	$ 163,492,226
Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -
From net realized gain	-	-	-	-
Total	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 60,769,746	$ 8,007,964	$ 621,876
From net realized gain	214,481,457	32,031,857	2,332,034
Total	$ 275,251,203	$ 40,039,821	$ 2,953,910

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.13	$ 23.75	$ 29.15	$ 24.44	$ 19.94
Income from Investment Operations
Net investment income (loss)C	.10	.16	.17	.12	.13
Net realized and unrealized gain (loss)	(1.97)	(3.01)	(1.84)	5.59	5.54
Total from investment operations	(1.87)	(2.85)	(1.67)	5.71	5.67
Distributions from net investment income	(.16)	(.17)	(.11)	(.12)	(.14)
Distributions from net realized gain	-	(.60)	(3.62)	(.88)	(1.03)
Total distributions	(.16)	(.77)	(3.73)	(1.00)	(1.17)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.10	$ 20.13	$ 23.75	$ 29.15	$ 24.44
Total ReturnA,B	(9.35)%	(12.28)%	(6.58)%	24.25%	29.98%
Ratios to Average Net AssetsD
Expenses before expense reductions	.68%	.68%	.66%	.67%	.70%
Expenses net of voluntary waivers, if any	.68%	.68%	.66%	.67%	.70%
Expenses net of all reductions	.64%	.64%	.63%	.65%	.66%
Net investment income (loss)	.50%	.77%	.69%	.48%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,956,028	$ 6,972,615	$ 8,516,464	$ 9,005,129	$ 6,388,592
Portfolio turnover rate	84%	140%	177%	172%	201%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.06	$ 23.67	$ 29.10	$ 24.42	$ 19.93
Income from Investment Operations
Net investment income (loss)C	.08	.14	.15	.10	.11
Net realized and unrealized gain (loss)	(1.96)	(3.00)	(1.85)	5.58	5.55
Total from investment operations	(1.88)	(2.86)	(1.70)	5.68	5.66
Distributions from net investment income	(.14)	(.15)	(.11)	(.12)	(.14)
Distributions from net realized gain	-	(.60)	(3.62)	(.88)	(1.03)
Total distributions	(.14)	(.75)	(3.73)	(1.00)	(1.17)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.04	$ 20.06	$ 23.67	$ 29.10	$ 24.42
Total ReturnA,B	(9.42)%	(12.36)%	(6.71)%	24.15%	29.94%
Ratios to Average Net AssetsD
Expenses before expense reductions	.78%	.78%	.76%	.78%	.80%
Expenses net of voluntary waivers, if any	.78%	.78%	.76%	.78%	.80%
Expenses net of all reductions	.74%	.74%	.74%	.75%	.75%
Net investment income (loss)	.39%	.67%	.59%	.37%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,183,683	$ 1,201,105	$ 1,245,222	$ 775,216	$ 152,553
Portfolio turnover rate	84%	140%	177%	172%	201%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 23.64	$ 28.20
Income from Investment Operations
Net investment income (loss)E	.05	.10	.10
Net realized and unrealized gain (loss)	(1.96)	(2.98)	(.93)
Total from investment operations	(1.91)	(2.88)	(.83)
Distributions from net investment income	(.14)	(.16)	(.11)
Distributions from net realized gain	-	(.60)	(3.62)
Total distributions	(.14)	(.76)	(3.73)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 17.95	$ 20.00	$ 23.64
Total ReturnB,C,D	(9.60)%	(12.47)%	(3.86)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.93%	.94%	.92%A
Expenses net of voluntary waivers, if any	.93%	.94%	.92%A
Expenses net of all reductions	.90%	.90%	.90%A
Net investment income (loss)	.24%	.52%	.43%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 439,157	$ 231,686	$ 81,950
Portfolio turnover rate	84%	140%	177%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.49
Income from Investment Operations
Net investment income (loss)E	.03
Net realized and unrealized gain (loss)	(2.57)
Total from investment operations	(2.54)
Redemption fees added to paid in capitalE	-
Net asset value, end of period	$ 17.95
Total ReturnB,C,D	(12.40)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.96%A
Expenses net of voluntary waivers, if any	.96%A
Expenses net of all reductions	.92%A
Net investment income (loss)	.23%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 810
Portfolio turnover rate	84%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Equity-Income - Service Class	-17.00%	0.22%	9.74%
Russell 3000® Value	-15.18%	1.19%	10.74%
Variable Annuity Equity Income Objective Funds Average	-16.75%	0.52%	8.53%
Variable Annuity Equity Income Classification Funds Average	-16.75%	0.52%	8.53%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. You can also compare the Service Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Equity-Income Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Stephen Petersen, Portfolio Manager of Fidelity Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. For the 12-month period ending December 31, 2002, the fund underperformed the Russell 3000 Value Index and the Lipper Inc. variable annuity equity income objective funds average, which fell 15.18% and 16.75%, respectively. The fund invests primarily in large-cap stocks and keeps a very low percentage of its assets in cash or fixed-income securities. During the period, its focus on large-cap stocks hurt its performance relative to the Russell index because, in addition to large-caps, the index also incorporates small- and mid-cap stocks, which held up comparatively well. Though some competitors held a component of fixed-income securities - which generally performed better than equities - the fund only modestly underperformed the Lipper average.

Q. Why was this such a difficult period for equity investors?

A. Concerns about the slow economy, corporate governance and the threat of war with Iraq continued to haunt the equity markets, even in the face of such good news as low interest rates and slowly improving business fundamentals. Though there appeared to be some indications during the latter part of the year that the economy was improving, negative sentiment about credit quality and the ability of companies to raise capital drove stock prices lower in December.

Q. What strategies did you pursue in this tough investing climate?

A. I kept the fund's sector weightings relatively constant and focused on stocks of companies that were attractively valued and paid dividends. With widespread weakness, especially during the second half of the year, I found attractively valued stocks and added to holdings or started new positions across a wide spectrum of industries and sectors. Energy stocks had particularly attractive valuations in an improving environment of rising demand. I also focused on financial stocks, which represented by far the largest sector weighting in the portfolio at the end of the period and which generally delivered modestly positive performance, benefiting from low interest rates among other factors. Unfortunately though, the fund held a number of companies that were negatively affected by the fallout from the Enron scandal. In addition, our pharmaceutical holdings were hurt by investors' concerns that the industry's future growth could be slower than in the past.

Q. Which stocks helped the fund's performance?

A. Oil company TotalFinaElf had a number of development projects that led to more and faster production, increasing its volume growth and helping its stock performance. Entergy, an electric utility company, was one of the best-performing utilities during the period. It wisely avoided overextending itself, while many competitors fell into the trap of creating excess capacity that lowered prices and ultimately cut into revenues. Financial holdings Bank of America and Wells Fargo enjoyed modestly positive performance, helped by an improving environment for banks due to better-than-expected credit trends. Bank of America, one of the fund's larger holdings, also successfully cut costs and streamlined operations following its merger with NationsBank, and it avoided the riskier lending practices that came back to haunt competitors when the economy slowed.

Q. Which stocks detracted from performance?

A. Citigroup, J.P. Morgan Chase and Bank of New York all performed poorly, as their extensive capital market operations came under pressure during the year. Additionally, J.P. Morgan Chase was hurt by skewing its large investment portfolio toward the struggling technology and telecommunications sectors. Furthermore, its global banking activity was hampered by Argentina's economic problems and similar concerns in other South American countries. Tyco International got caught in the fallout from the Enron scandal and was punished by investors for its aggressive accounting practices. However, Tyco's top management has been replaced, due to alleged financial improprieties both inside and outside the company. Its new management recently completed an internal audit, putting in place more conservative accounting practices. I'm still holding this stock, which has recently rebounded off its lows.

Q. What's your outlook for the coming months, Steve?

A. Everything I see indicates a very gradual improvement in the investing environment. The economy's underlying fundamentals appear to be slowly but surely improving. Many companies have experienced positive business trends and increased demand for products and services. Interest rates remain low, and the government continues to take steps to actively stimulate the economy and provide liquidity. We seem to be working though the crisis in confidence about corporate governance. Consumer spending still is strong for big-ticket items, although there are questions about how long that can continue. While there's still some skepticism about prospects for continued improvement, a market climbs a wall of worry, as they say. Overall, I'm optimistic about finding good opportunities in this type of climate.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks reasonable income while achieving a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of December 31, 2002, more than
$8 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Exxon Mobil Corp.	3.3
Fannie Mae	2.9
Citigroup, Inc.	2.9
American International Group, Inc.	2.2
Bank of America Corp.	2.2
13.5
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	28.9
Energy	12.9
Industrials	12.1
Consumer Discretionary	11.8
Health Care	6.9
Asset Allocation as of December 31, 2002
% of fund's net assets*
Stocks	98.1%
Bonds	1.9%
* Foreign investments	8.8%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.9%
Automobiles - 0.4%
General Motors Corp.	836,900	$ 30,848,134
Hotels, Restaurants & Leisure - 1.7%
Hilton Hotels Corp.	366,700	4,660,757
Mandalay Resort Group (a)	632,200	19,351,642
McDonald's Corp.	2,746,200	44,158,896
MGM Mirage, Inc. (a)	1,314,470	43,338,076
Park Place Entertainment Corp. (a)	2,509,000	21,075,600
Six Flags, Inc. (a)	1,364,556	7,791,615
		140,376,586
Household Durables - 1.2%
Black & Decker Corp.	595,500	25,540,995
Maytag Corp.	907,120	25,852,920
Snap-On, Inc.	801,000	22,516,110
Whirlpool Corp.	351,400	18,350,108
		92,260,133
Media - 4.6%
AOL Time Warner, Inc. (a)	4,297,010	56,290,831
Clear Channel Communications, Inc. (a)	1,408,800	52,534,152
Comcast Corp. Class A (a)	1,563,191	36,844,412
Fox Entertainment Group, Inc. Class A (a)	865,200	22,434,636
Liberty Media Corp. Class A (a)	2,193,776	19,612,357
News Corp. Ltd.:
ADR	234,034	6,143,393
sponsored ADR	303,867	6,882,588
Reader's Digest Association, Inc. (non-vtg.)	1,243,903	18,782,935
Tribune Co.	330,500	15,024,530
Viacom, Inc. Class B (non-vtg.) (a)	2,810,218	114,544,486
Walt Disney Co.	1,192,000	19,441,520
		368,535,840
Multiline Retail - 0.8%
Big Lots, Inc. (a)	787,756	10,422,015
Federated Department Stores, Inc. (a)	953,000	27,408,280
Target Corp.	970,700	29,121,000
		66,951,295
Specialty Retail - 2.1%
AutoNation, Inc. (a)	225,900	2,837,304
Charming Shoppes, Inc. (a)	660,400	2,760,472
Gap, Inc.	3,209,600	49,812,992
Limited Brands, Inc.	2,698,200	37,585,926
Office Depot, Inc. (a)	765,400	11,297,304
RadioShack Corp.	1,056,100	19,791,314
Staples, Inc. (a)	2,586,962	47,341,405
		171,426,717

	Shares	Value (Note 1)
Textiles Apparel & Luxury Goods - 0.1%
Jones Apparel Group, Inc. (a)	244,400	$ 8,661,536
TOTAL CONSUMER DISCRETIONARY		879,060,241
CONSUMER STAPLES - 6.6%
Beverages - 0.6%
PepsiCo, Inc.	563,400	23,786,748
The Coca-Cola Co.	551,500	24,166,730
		47,953,478
Food & Drug Retailing - 1.0%
Albertson's, Inc.	1,378,200	30,678,732
CVS Corp.	2,031,200	50,719,064
		81,397,796
Food Products - 0.8%
Dean Foods Co. (a)	362,500	13,448,750
Fresh Del Monte Produce, Inc.	502,000	9,492,820
Hershey Foods Corp.	133,200	8,983,008
Kraft Foods, Inc. Class A	624,400	24,307,892
Tyson Foods, Inc. Class A	888,700	9,971,214
Unilever PLC sponsored ADR	65,600	2,509,200
		68,712,884
Household Products - 1.5%
Colgate-Palmolive Co.	567,400	29,748,782
Kimberly-Clark Corp.	1,149,900	54,585,753
Procter & Gamble Co.	394,800	33,929,112
		118,263,647
Personal Products - 1.3%
Gillette Co.	3,383,620	102,726,703
Tobacco - 1.4%
Loews Corp. - Carolina Group	215,200	4,362,104
Philip Morris Companies, Inc.	2,766,500	112,126,245
		116,488,349
TOTAL CONSUMER STAPLES		535,542,857
ENERGY - 12.9%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	1,593,600	51,297,984
BJ Services Co. (a)	508,045	16,414,934
Noble Corp. (a)	511,800	17,989,770
Schlumberger Ltd. (NY Shares)	2,859,600	120,360,564
		206,063,252
Oil & Gas - 10.3%
Anadarko Petroleum Corp.	263,400	12,616,860
Apache Corp.	283,600	16,162,364
BP PLC sponsored ADR	2,675,642	108,764,847
ChevronTexaco Corp.	914,071	60,767,440
ConocoPhillips	1,274,270	61,661,925
Devon Energy Corp.	215,465	9,889,828
Exxon Mobil Corp.	7,611,736	265,954,047
Marathon Oil Corp.	332,600	7,081,054
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Royal Dutch Petroleum Co. (NY Shares)	1,954,000	$ 86,015,080
Sunoco, Inc.	436,200	14,473,116
TotalFinaElf SA:
Series B	405,600	58,000,801
sponsored ADR	1,823,196	130,358,514
		831,745,876
TOTAL ENERGY		1,037,809,128
FINANCIALS - 27.9%
Banks - 9.5%
Bank of America Corp.	2,545,290	177,075,825
Bank of New York Co., Inc.	2,715,900	65,072,964
Bank One Corp.	2,203,338	80,532,004
Comerica, Inc.	1,173,300	50,733,492
FleetBoston Financial Corp.	1,924,100	46,755,630
Huntington Bancshares, Inc.	430,200	8,049,042
Mellon Financial Corp.	1,815,200	47,394,872
PNC Financial Services Group, Inc.	628,300	26,325,770
State Bank of India	463,175	2,730,269
U.S. Bancorp, Delaware	3,313,038	70,302,666
Wachovia Corp.	2,089,475	76,140,469
Wells Fargo & Co.	2,388,300	111,939,621
		763,052,624
Diversified Financials - 12.5%
American Express Co.	2,716,596	96,031,669
Charles Schwab Corp.	3,459,300	37,533,405
CIT Group, Inc.	1,151,000	22,559,600
Citigroup, Inc.	6,573,919	231,336,210
Fannie Mae	3,714,300	238,940,919
Freddie Mac	747,100	44,116,255
Household International, Inc.	1,791,247	49,814,579
J.P. Morgan Chase & Co.	3,757,650	90,183,600
Lehman Brothers Holdings, Inc.	496,900	26,479,801
Merrill Lynch & Co., Inc.	1,681,900	63,828,105
Morgan Stanley	1,783,100	71,181,352
Nomura Holdings, Inc.	2,012,000	22,598,368
Washington Mutual Capital Trust unit (c)	291,400	14,788,550
		1,009,392,413
Insurance - 5.4%
ACE Ltd.	1,333,400	39,121,956
Allstate Corp.	1,434,100	53,047,359
American International Group, Inc.	3,085,250	178,481,713
Aon Corp.	221,300	4,180,357
Hartford Financial Services Group, Inc.	1,393,000	63,283,990
Marsh & McLennan Companies, Inc.	432,100	19,967,341
Prudential Financial, Inc.	304,200	9,655,308
The Chubb Corp.	525,700	27,441,540

	Shares	Value (Note 1)
Travelers Property Casualty Corp.:
Class A	2,246,267	$ 32,907,812
Class B (a)	622,257	9,116,065
		437,203,441
Real Estate - 0.5%
Crescent Real Estate Equities Co.	335,700	5,586,048
Equity Office Properties Trust	317,100	7,921,158
Equity Residential (SBI)	1,208,900	29,714,762
		43,221,968
TOTAL FINANCIALS		2,252,870,446
HEALTH CARE - 6.8%
Health Care Equipment & Supplies - 0.8%
Bausch & Lomb, Inc.	407,800	14,680,800
Baxter International, Inc.	1,192,000	33,376,000
Becton, Dickinson & Co.	611,100	18,754,659
		66,811,459
Health Care Providers & Services - 0.7%
IMS Health, Inc.	1,815,100	29,041,600
McKesson Corp.	673,300	18,199,299
Tenet Healthcare Corp. (a)	354,300	5,810,520
		53,051,419
Pharmaceuticals - 5.3%
Abbott Laboratories	849,600	33,984,000
Bristol-Myers Squibb Co.	3,393,200	78,552,580
Eli Lilly & Co.	516,100	32,772,350
Johnson & Johnson	572,600	30,754,346
Merck & Co., Inc.	2,277,800	128,946,258
Pfizer, Inc.	942,300	28,806,111
Schering-Plough Corp.	2,313,230	51,353,706
Wyeth	1,107,200	41,409,280
		426,578,631
TOTAL HEALTH CARE		546,441,509
INDUSTRIALS - 11.6%
Aerospace & Defense - 2.3%
Boeing Co.	997,800	32,917,422
Honeywell International, Inc.	2,225,625	53,415,000
Lockheed Martin Corp.	594,700	34,343,925
Northrop Grumman Corp.	120,400	11,678,800
Raytheon Co.	214,200	6,586,650
United Technologies Corp.	786,200	48,697,228
		187,639,025
Building Products - 0.6%
Masco Corp.	2,259,800	47,568,790
Commercial Services & Supplies - 1.5%
Cendant Corp. (a)	1,106,000	11,590,880
Ceridian Corp. (a)	1,307,100	18,848,382
First Data Corp.	832,200	29,468,202
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
New England Business Service, Inc.	62,900	$ 1,534,760
Paychex, Inc.	300,500	8,383,950
Republic Services, Inc. (a)	785,100	16,471,398
Viad Corp.	1,005,300	22,468,455
Waste Management, Inc.	634,000	14,531,280
		123,297,307
Electrical Equipment - 0.4%
Rockwell Automation, Inc.	1,418,500	29,377,135
Industrial Conglomerates - 2.6%
3M Co.	171,200	21,108,960
General Electric Co.	3,406,040	82,937,074
Hutchison Whampoa Ltd.	1,131,000	7,077,361
Textron, Inc.	814,300	35,006,757
Tyco International Ltd.	3,947,046	67,415,546
		213,545,698
Machinery - 2.7%
Caterpillar, Inc.	945,100	43,209,972
Deere & Co.	144,650	6,632,203
Eaton Corp.	400,900	31,314,299
Illinois Tool Works, Inc.	351,400	22,791,804
Ingersoll-Rand Co. Ltd. Class A	1,187,144	51,118,421
Kennametal, Inc.	227,446	7,842,338
Navistar International Corp. (a)	387,600	9,422,556
Parker Hannifin Corp.	997,800	46,028,514
		218,360,107
Road & Rail - 1.5%
Burlington Northern Santa Fe Corp.	2,664,200	69,295,842
Union Pacific Corp.	842,000	50,410,540
		119,706,382
TOTAL INDUSTRIALS		939,494,444
INFORMATION TECHNOLOGY - 5.4%
Communications Equipment - 0.3%
Cisco Systems, Inc. (a)	335,700	4,397,670
Motorola, Inc.	2,536,200	21,938,130
		26,335,800
Computers & Peripherals - 1.8%
Dell Computer Corp. (a)	1,083,600	28,975,464
Hewlett-Packard Co.	3,370,311	58,508,599
International Business Machines Corp.	629,500	48,786,250
NCR Corp. (a)	363,200	8,622,368
		144,892,681
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	657,100	11,801,516
Arrow Electronics, Inc. (a)	799,100	10,220,489
Avnet, Inc.	1,317,330	14,266,684

	Shares	Value (Note 1)
PerkinElmer, Inc.	2,206,000	$ 18,199,500
Tektronix, Inc. (a)	1,421,700	25,860,723
Thermo Electron Corp. (a)	1,539,600	30,976,752
		111,325,664
IT Consulting & Services - 0.2%
Electronic Data Systems Corp.	416,800	7,681,624
Unisys Corp. (a)	925,317	9,160,638
		16,842,262
Semiconductor Equipment & Products - 0.8%
Intel Corp.	2,298,200	35,782,974
Micron Technology, Inc. (a)	1,484,400	14,458,056
National Semiconductor Corp. (a)	440,975	6,619,035
Teradyne, Inc. (a)	360,871	4,694,932
		61,554,997
Software - 0.9%
Compuware Corp. (a)	1,145,982	5,500,714
Microsoft Corp. (a)	1,357,800	70,198,260
		75,698,974
TOTAL INFORMATION TECHNOLOGY		436,650,378
MATERIALS - 6.1%
Chemicals - 2.7%
Arch Chemicals, Inc.	352,800	6,438,600
Crompton Corp.	691,151	4,112,348
Dow Chemical Co.	1,505,400	44,710,380
E.I. du Pont de Nemours & Co.	380,149	16,118,318
Hercules Trust II unit	15,700	8,792,000
Hercules, Inc. (a)	649,700	5,717,360
LG Chemical Ltd.	216,900	7,424,765
Lyondell Chemical Co.	1,104,900	13,965,936
Millennium Chemicals, Inc.	853,650	8,126,748
Olin Corp.	312,000	4,851,600
PolyOne Corp.	1,239,100	4,857,272
PPG Industries, Inc.	390,300	19,573,545
Praxair, Inc.	1,151,512	66,522,848
Solutia, Inc.	2,067,100	7,503,573
		218,715,293
Containers & Packaging - 0.5%
Owens-Illinois, Inc. (a)	306,400	4,467,312
Smurfit-Stone Container Corp. (a)	2,150,210	33,093,882
		37,561,194
Metals & Mining - 2.2%
Alcan, Inc.	1,026,300	30,241,353
Alcoa, Inc.	2,242,816	51,091,348
Dofasco, Inc.	926,300	16,478,160
Newmont Mining Corp. Holding Co.	446,300	12,956,089
Nucor Corp.	228,100	9,420,530
Pechiney SA Series A	706,090	24,789,871
Phelps Dodge Corp. (a)	994,700	31,482,255
Xstrata PLC (a)	432,700	4,523,766
		180,983,372
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.7%
Bowater, Inc.	65,600	$ 2,751,920
Georgia-Pacific Corp.	1,646,101	26,600,992
Weyerhaeuser Co.	585,600	28,817,376
		58,170,288
TOTAL MATERIALS		495,430,147
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 5.0%
AT&T Corp.	966,424	25,233,331
BellSouth Corp.	4,696,599	121,501,016
SBC Communications, Inc.	4,982,393	135,072,674
Verizon Communications, Inc.	3,094,202	119,900,328
		401,707,349
UTILITIES - 2.9%
Electric Utilities - 2.5%
Cinergy Corp.	286,600	9,664,152
Dominion Resources, Inc.	408,200	22,410,180
DPL, Inc.	1,010,054	15,494,228
Entergy Corp.	1,809,100	82,476,869
FirstEnergy Corp.	1,020,000	33,629,400
Northeast Utilities	1,648,400	25,006,228
TXU Corp.	599,820	11,204,638
		199,885,695
Gas Utilities - 0.1%
Kinder Morgan Management LLC	179,126	5,658,590
Multi-Utilities & Unregulated Power - 0.3%
SCANA Corp.	911,600	28,223,136
TOTAL UTILITIES		233,767,421
TOTAL COMMON STOCKS (Cost $7,681,490,963)		7,758,773,920
Preferred Stocks - 2.0%

Convertible Preferred Stocks - 2.0%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
General Motors Corp. Series B, $1.313	412,200	9,488,844
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. $1.8125 PIERS	388,400	6,214,400
TOTAL CONSUMER DISCRETIONARY		15,703,244

	Shares	Value (Note 1)
FINANCIALS - 0.7%
Diversified Financials - 0.2%
Ford Motor Co. Capital Trust II $3.25	461,500	$ 18,648,754
Insurance - 0.5%
ACE Ltd. $4.125 PRIDES	149,500	8,913,938
Hartford Financial Services Group, Inc. $3.00	54,300	2,642,238
Prudential Financial, Inc. $3.375	65,500	3,572,632
St. Paul Companies, Inc. $4.50	221,900	14,617,663
The Chubb Corp. $1.75	167,700	3,969,291
Travelers Property Casualty Corp. $1.125	240,200	5,442,932
		39,158,694
TOTAL FINANCIALS		57,807,448
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. $3.50	156,900	7,829,310
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Raytheon Co. $4.13	177,700	9,540,358
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Motorola, Inc. $3.50	441,100	13,858,039
IT Consulting & Services - 0.1%
Electronic Data Systems Corp. $3.81 PRIDES	475,600	10,225,400
TOTAL INFORMATION TECHNOLOGY		24,083,439
UTILITIES - 0.5%
Electric Utilities - 0.3%
Cinergy Corp. $4.75 PRIDES	159,300	8,825,220
FPL Group, Inc. $4.00	84,500	4,473,219
TXU Corp. $4.375	226,400	6,466,550
		19,764,989
Gas Utilities - 0.2%
NiSource, Inc. $3.875 PIES	299,300	11,448,225
Sempra Energy $2.125	292,100	6,993,458
		18,441,683
Multi-Utilities & Unregulated Power - 0.0%
El Paso Corp. $4.50	133,400	3,548,440
TOTAL UTILITIES		41,755,112
TOTAL CONVERTIBLE PREFERRED STOCKS		156,718,911
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	70	$ 6,510
TOTAL PREFERRED STOCKS (Cost $191,389,382)		156,725,421
Corporate Bonds - 1.9%
	Principal Amount
Convertible Bonds - 1.4%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.1%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	$ 15,369,000	5,869,037
Media - 0.4%
Cox Communications, Inc. 0.4259% 4/19/20	26,600,000	12,136,250
Liberty Media Corp.3.5% 1/15/31 (c)	11,400,000	7,267,500
News America, Inc. liquid yield option note 0% 2/28/21 (c)	22,670,000	11,774,231
		31,177,981
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (c)	5,080,000	5,445,125
TOTAL CONSUMER DISCRETIONARY		42,492,143
FINANCIALS - 0.2%
Diversified Financials - 0.1%
Elan Finance Corp. Ltd. liquid yield option note 0% 12/14/18	16,790,000	7,807,350
Navistar Financial Corp. 4.75% 4/1/09 (c)	2,760,000	2,118,659
		9,926,009
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	5,340,000	4,790,728
TOTAL FINANCIALS		14,716,737
INDUSTRIALS - 0.3%
Industrial Conglomerates - 0.1%
Tyco International Group SA yankee 0% 2/12/21	13,860,000	10,498,950

	Principal Amount	Value (Note 1)
Machinery - 0.2%
SPX Corp. liquid yield option note:
0% 2/6/21 (c)	$ 19,570,000	$ 12,072,244
0% 2/6/21	4,620,000	2,849,963
		14,922,207
TOTAL INDUSTRIALS		25,421,157
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.1%
Corning, Inc. 3.5% 11/1/08	13,700,000	9,680,146
Computers & Peripherals - 0.1%
Quantum Corp. 7% 8/1/04	5,350,000	4,574,250
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21	6,670,000	6,419,141
Celestica, Inc. liquid yield option note 0% 8/1/20	620,000	284,425
Sanmina-SCI Corp.:
0% 9/12/20	960,000	391,200
4.25% 5/1/04	500,000	479,400
		7,574,166
TOTAL INFORMATION TECHNOLOGY		21,828,562
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (c)	6,790,000	9,688,481
TOTAL CONVERTIBLE BONDS		114,147,080
Nonconvertible Bonds - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
Dana Corp. 6.25% 3/1/04	80,000	80,000
Navistar International Corp. 8% 2/1/08	80,000	66,400
		146,400
Hotels, Restaurants & Leisure - 0.1%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	80,000	70,000
Domino's, Inc. 10.375% 1/15/09	500,000	540,000
Extended Stay America, Inc. 9.875% 6/15/11	185,000	187,313
Friendly Ice Cream Corp. 10.5% 12/1/07	85,000	83,725
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Penn National Gaming, Inc.:
8.875% 3/15/10	$ 40,000	$ 40,800
11.125% 3/1/08	630,000	686,700
Premier Parks, Inc. 0% 4/1/08 (b)	55,000	52,525
Wheeling Island Gaming, Inc. 10.125% 12/15/09	670,000	671,675
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	70,000	70,350
		2,403,088
Household Durables - 0.0%
American Greetings Corp. 11.75% 7/15/08	620,000	682,000
Beazer Homes USA, Inc. 8.375% 4/15/12	30,000	30,900
D.R. Horton, Inc.:
8% 2/1/09	310,000	310,000
8.5% 4/15/12	30,000	30,300
10.5% 4/1/05	425,000	450,500
Juno Lighting, Inc. 11.875% 7/1/09	60,000	59,700
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	40,000	38,600
Ryland Group, Inc. 9.125% 6/15/11	25,000	26,500
		1,628,500
Leisure Equipment & Products - 0.0%
The Hockey Co. 11.25% 4/15/09	45,000	45,900
Media - 0.1%
Allbritton Communications Co. 7.75% 12/15/12 (c)	120,000	120,000
AMC Entertainment, Inc.:
9.5% 3/15/09	100,000	98,500
9.875% 2/1/12	70,000	68,950
Continental Cablevision, Inc. 8.875% 9/15/05	70,000	77,451
Corus Entertainment, Inc. 8.75% 3/1/12	790,000	837,400
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (c)	115,000	123,050
EchoStar DBS Corp.:
9.25% 2/1/06	40,000	41,200
10.375% 10/1/07	1,135,000	1,214,450
Granite Broadcasting Corp.:
8.875% 5/15/08	20,000	16,300
10.375% 5/15/05	15,000	12,900
Insight Communications, Inc. 0% 2/15/11 (b)	55,000	29,700

	Principal Amount	Value (Note 1)
Lamar Media Corp. 7.25% 1/1/13 (c)	$ 60,000	$ 60,750
LBI Media, Inc. 10.125% 7/15/12 (c)	925,000	966,625
Lenfest Communications, Inc.:
7.625% 2/15/08	60,000	61,800
10.5% 6/15/06	35,000	36,838
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	5,000	5,075
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	50,000	45,000
Nextmedia Operating, Inc. 10.75% 7/1/11	720,000	756,000
PanAmSat Corp. 8.5% 2/1/12	20,000	19,400
Radio One, Inc. 8.875% 7/1/11	965,000	1,034,963
Sinclair Broadcast Group, Inc. 8% 3/15/12 (c)	60,000	62,400
		5,688,752
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08	165,000	168,300
Gap, Inc.:
9.9% 12/15/05	75,000	78,750
10.55% 12/15/08	20,000	21,900
Hollywood Entertainment Corp.:
9.625% 3/15/11	60,000	60,600
10.625% 8/15/04	125,000	126,250
United Auto Group, Inc. 9.625% 3/15/12 (c)	525,000	509,250
		965,050
Textiles Apparel & Luxury Goods - 0.0%
Levi Strauss & Co.:
7% 11/1/06	135,000	117,450
11.625% 1/15/08	90,000	87,750
12.25% 12/15/12 (c)	230,000	226,550
		431,750
TOTAL CONSUMER DISCRETIONARY		11,309,440
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	640,000	668,800
Food & Drug Retailing - 0.0%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	30,000	21,675
9.125% 12/15/11	75,000	54,938
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
Rite Aid Corp.:
6% 12/15/05 (c)	$ 50,000	$ 44,500
6.875% 8/15/13	130,000	92,300
7.125% 1/15/07	25,000	20,750
7.625% 4/15/05	25,000	22,500
11.25% 7/1/08	40,000	36,000
		292,663
Food Products - 0.0%
Corn Products International, Inc. 8.25% 7/15/07	605,000	608,025
Del Monte Corp. 9.25% 5/15/11	45,000	46,800
Dole Food Co., Inc.:
6.375% 10/1/05	35,000	36,750
7.25% 5/1/09	145,000	139,200
		830,775
Household Products - 0.0%
Fort James Corp.:
6.625% 9/15/04	60,000	58,200
6.875% 9/15/07	35,000	32,900
		91,100
TOTAL CONSUMER STAPLES		1,883,338
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Grant Prideco, Inc. 9% 12/15/09 (c)	40,000	41,800
Oil & Gas - 0.0%
Chesapeake Energy Corp. 7.75% 1/15/15 (c)	110,000	109,450
Nuevo Energy Co.:
9.375% 10/1/10	30,000	30,600
9.5% 6/1/08	45,000	46,350
The Coastal Corp.:
6.5% 5/15/06	40,000	32,400
6.95% 6/1/28	65,000	41,600
7.5% 8/15/06	25,000	20,500
7.75% 6/15/10	75,000	58,875
7.75% 10/15/35	65,000	42,900
Vintage Petroleum, Inc. 8.25% 5/1/12	535,000	553,725
		936,400
TOTAL ENERGY		978,200

	Principal Amount	Value (Note 1)
FINANCIALS - 0.1%
Banks - 0.0%
Western Financial Bank 9.625% 5/15/12	$ 40,000	$ 38,800
Diversified Financials - 0.1%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	650,000	674,375
Capital One Financial Corp.:
7.25% 12/1/03	40,000	39,600
8.75% 2/1/07	45,000	42,300
Delta Air Lines, Inc. pass thru trust certificates 7.779% 1/2/12	670,000	522,600
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	45,000	41,400
10.625% 12/1/12 (c)	50,000	51,250
IOS Capital, Inc. 9.75% 6/15/04	145,000	147,900
Limestone Electron Trust/Limestone Electron, Inc. 8.625% 3/15/03 (c)	225,000	214,875
Millennium America, Inc. 9.25% 6/15/08	75,000	78,375
Qwest Capital Funding, Inc.:
5.875% 8/3/04	200,000	172,000
7% 8/3/09	40,000	26,800
7.25% 2/15/11	140,000	92,400
7.75% 8/15/06	70,000	50,400
Qwest Services Corp. 14% 12/15/14 (c)	337,000	360,590
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (c)	70,000	74,900
10.875% 12/15/12 (c)	100,000	109,000
Stone Container Finance Co. yankee 11.5% 8/15/06 (c)	630,000	677,250
U.S. West Capital Funding, Inc. 6.375% 7/15/08	85,000	54,400
Xerox Capital (Europe) PLC 5.875% 5/15/04	125,000	119,375
Xerox Credit Corp. 6.1% 12/16/03	50,000	48,500
		3,598,290
Real Estate - 0.0%
Meditrust Corp. 7.82% 9/10/26	735,000	735,000
TOTAL FINANCIALS		4,372,090
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Alderwoods Group, Inc. 11% 1/2/07	$ 644,400	$ 642,789
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	910,000	946,400
PacifiCare Health Systems, Inc. 10.75% 6/1/09	620,000	661,850
Tenet Healthcare Corp. 5.375% 11/15/06	85,000	77,350
Triad Hospitals, Inc. 8.75% 5/1/09	40,000	42,800
		2,371,189
Pharmaceuticals - 0.0%
aaiPharma, Inc. 11% 4/1/10	710,000	710,000
TOTAL HEALTH CARE		3,081,189
INDUSTRIALS - 0.0%
Building Products - 0.0%
Nortek, Inc.:
9.125% 9/1/07	20,000	20,200
9.25% 3/15/07	30,000	30,600
		50,800
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
9.25% 9/1/12 (c)	115,000	116,150
10% 8/1/09	30,000	30,000
National Waterworks, Inc. 10.5% 12/1/12 (c)	60,000	62,550
		208,700
Industrial Conglomerates - 0.0%
Tyco International Group SA:
6.125% 11/1/08	20,000	18,700
yankee:
5.8% 8/1/06	35,000	33,075
5.875% 11/1/04	100,000	97,000
6.25% 6/15/13	110,000	108,625
6.375% 6/15/05	70,000	67,900
6.375% 2/15/06	150,000	145,500
6.375% 10/15/11	900,000	841,500
6.875% 1/15/29	35,000	30,800
		1,343,100
Machinery - 0.0%
Cummins, Inc.:
5.65% 3/1/98	110,000	64,900
9.5% 12/1/10 (c)	60,000	63,600

	Principal Amount	Value (Note 1)
Dresser, Inc. 9.375% 4/15/11	$ 25,000	$ 25,250
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	170,000	173,400
TriMas Corp. 9.875% 6/15/12 (c)	90,000	89,100
		416,250
TOTAL INDUSTRIALS		2,018,850
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Seagate Technology HDD Holdings 8% 5/15/09 (c)	25,000	25,500
Electronic Equipment & Instruments - 0.0%
ChipPAC International Ltd. 12.75% 8/1/09	570,000	604,200
Flextronics International Ltd. yankee:
8.75% 10/15/07	140,000	143,850
9.875% 7/1/10	120,000	129,600
Ingram Micro, Inc. 9.875% 8/15/08	40,000	42,200
PerkinElmer, Inc. 8.875% 1/15/13 (c)	140,000	138,600
Solectron Corp. 7.375% 3/1/06	215,000	201,025
		1,259,475
Office Electronics - 0.0%
Xerox Corp.:
5.25% 12/15/03	65,000	62,725
5.5% 11/15/03	90,000	87,750
7.15% 8/1/04	25,000	24,000
9.75% 1/15/09 (c)	125,000	120,625
		295,100
TOTAL INFORMATION TECHNOLOGY		1,580,075
MATERIALS - 0.1%
Chemicals - 0.0%
FMC Corp. 10.25% 11/1/09 (c)	155,000	168,175
Lyondell Chemical Co. 9.875% 5/1/07	290,000	278,400
Methanex Corp. yankee 7.75% 8/15/05	380,000	383,800
		830,375
Containers & Packaging - 0.1%
Ball Corp. 6.875% 12/15/12 (c)	130,000	130,650
BWAY Corp. 10% 10/15/10 (c)	40,000	41,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Crown Cork & Seal, Inc.:
7.375% 12/15/26	$ 80,000	$ 53,600
8% 4/15/23	115,000	80,500
8.375% 1/15/05	50,000	45,000
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (c)	125,000	128,750
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (c)	175,000	177,188
8.875% 2/15/09	550,000	566,500
Owens-Illinois, Inc.:
7.15% 5/15/05	360,000	348,300
7.8% 5/15/18	210,000	174,300
Riverwood International Corp.:
10.625% 8/1/07	720,000	741,600
10.625% 8/1/07	110,000	113,850
		2,601,738
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	205,000	188,600
Phelps Dodge Corp. 8.75% 6/1/11	870,000	900,450
		1,089,050
Paper & Forest Products - 0.0%
Georgia-Pacific Corp.:
7.375% 12/1/25	35,000	27,300
7.5% 5/15/06	585,000	549,900
8.125% 5/15/11	175,000	164,500
		741,700
TOTAL MATERIALS		5,262,863
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Qwest Corp. 8.875% 3/15/12 (c)	430,000	417,100
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	50,000	42,000
9.375% 6/1/08	30,000	28,200
Triton PCS, Inc.:
8.75% 11/15/11	25,000	20,000
9.375% 2/1/11	30,000	24,600
U.S. West Communications 7.2% 11/1/04	50,000	47,500
		579,400

	Principal Amount	Value (Note 1)
Wireless Telecommunication Services - 0.0%
American Tower Corp. 9.375% 2/1/09	$ 315,000	$ 248,850
AT&T Wireless Services, Inc. 8.125% 5/1/12	95,000	95,475
Crown Castle International Corp.:
9.375% 8/1/11	25,000	20,500
9.5% 8/1/11	295,000	237,475
10.75% 8/1/11	55,000	47,850
Dobson Communications Corp. 10.875% 7/1/10	35,000	29,750
Nextel Communications, Inc.:
0% 2/15/08 (b)	120,000	108,000
9.75% 10/31/07	625,000	571,875
Nextel Partners, Inc. 0% 2/1/09 (b)	145,000	104,400
Rogers Wireless, Inc. 9.625% 5/1/11	60,000	56,700
VoiceStream Wireless Corp. 0% 11/15/09 (b)	70,000	59,150
		1,580,025
TOTAL TELECOMMUNICATION SERVICES		2,159,425
UTILITIES - 0.1%
Electric Utilities - 0.1%
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	65,000	40,625
8.5% 4/15/12 (c)(d)	55,000	35,200
CMS Energy Corp. 8.5% 4/15/11	795,000	691,650
Illinois Power Co. 11.5% 12/15/10 (c)	170,000	164,050
Nevada Power Co. 10.875% 10/15/09 (c)	110,000	110,000
Oncor Electric Delivery Co. 7% 9/1/22 (c)	135,000	125,875
Pacific Gas & Electric Co.:
6.25% 8/1/03	915,000	905,850
6.25% 3/1/04	375,000	369,375
Southern California Edison Co. 8.95% 11/3/03	80,000	79,200
TECO Energy, Inc. 10.5% 12/1/07 (c)	100,000	98,000
TXU Corp. 6.375% 6/15/06	140,000	128,100
		2,747,925
Gas Utilities - 0.0%
ANR Pipeline, Inc. 9.625% 11/1/21	40,000	40,000
CMS Panhandle Holding Co. 6.125% 3/15/04	60,000	59,400
El Paso Energy Corp.:
7.375% 12/15/12	10,000	6,700
7.75% 1/15/32	60,000	37,200
8.05% 10/15/30	30,000	18,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Southern Natural Gas Co.:
7.35% 2/15/31	$ 20,000	$ 16,700
8% 3/1/32	65,000	56,875
Tennessee Gas Pipeline Co. 7% 10/15/28	165,000	127,050
Transcontinental Gas Pipe Line:
6.125% 1/15/05	35,000	32,550
8.875% 7/15/12 (c)	40,000	40,000
Williams Holdings of Delaware, Inc. 6.5% 12/1/08	70,000	44,800
		479,875
Multi-Utilities & Unregulated Power - 0.0%
El Paso Corp.:
7% 5/15/11	80,000	54,400
7.875% 6/15/12 (c)	35,000	24,500
Utilicorp United, Inc.:
6.875% 10/1/04	25,000	19,750
7% 7/15/04	35,000	28,350
7.95% 2/1/11	80,000	54,400
Western Resources, Inc. 7.875% 5/1/07	590,000	598,850
Williams Companies, Inc.:
7.125% 9/1/11	660,000	432,300
7.125% 9/1/11	100,000	65,500
7.875% 9/1/21	60,000	38,100
8.125% 3/15/12 (c)	85,000	57,800
9.25% 3/15/04	100,000	79,000
		1,452,950
TOTAL UTILITIES		4,680,750
TOTAL NONCONVERTIBLE BONDS		37,326,220
TOTAL CORPORATE BONDS (Cost $157,124,914)		151,473,300
Floating Rate Loans - 0.0%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
American Tower LP Tranche B term loan 5.31% 12/31/07 (d)	750,000	690,000
Nextel Finance Co. Tranche D term loan 4.4375% 3/31/09 (d)	900,000	805,500
		1,495,500

	Principal Amount	Value (Note 1)
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.1875% 7/21/06 (d)	$ 414,210	$ 410,068
Tranche C term loan 4.4375% 7/21/07 (d)	482,055	477,235
		887,303
TOTAL FLOATING RATE LOANS (Cost $2,365,396)		2,382,803
Money Market Funds - 0.3%
	Shares
Fidelity Securities Lending Cash Central Fund, 1.43% (e) (Cost $23,442,500)	23,442,500	23,442,500
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $8,055,813,155)		8,092,797,944
NET OTHER ASSETS - (0.3)%		(21,240,211)
NET ASSETS - 100%	$ 8,071,557,733
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $69,241,943 or 0.9% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,325,311,802 and $2,438,975,729, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $131,919 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $21,375,714. The weighted average interest rate was 1.87%. Interest expense includes $46,553 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $22,605,000. The weighted average interest rate was 2.02%. Interest expense includes $3,801 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $2,382,803 or 0.0% of net assets.
Income Tax Information
The fund hereby designates approximately $208,691,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2002, the fund had a capital loss carryforward of approximately $127,840,000 all of which will expire on December 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $23,209,422) (cost $8,055,813,155) - See accompanying schedule		$ 8,092,797,944
Receivable for investments sold		30,375
Receivable for fund shares sold		3,144,338
Dividends receivable		14,918,918
Interest receivable		1,787,104
Other receivables		54,764
Total assets		8,112,733,443

Liabilities
Payable to custodian bank	$ 172,392
Payable for investments purchased	388,524
Payable for fund shares redeemed	13,075,274
Accrued management fee	3,314,192
Distribution fees payable	147,584
Other payables and accrued expenses	635,244
Collateral on securities loaned, at value	23,442,500
Total liabilities		41,175,710

Net Assets		$ 8,071,557,733
Net Assets consist of:
Paid in capital		$ 8,020,307,706
Undistributed net investment income		154,882,636
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(140,650,203)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,017,594
Net Assets		$ 8,071,557,733
Initial Class: Net Asset Value, offering price and redemption price per share ($6,895,939,745 ÷ 379,713,236 shares)		$ 18.16

Service Class: Net Asset Value, offering price and redemption price per share ($771,515,553 ÷ 42,628,732 shares)		$ 18.10

Service Class 2: Net Asset Value, offering price and redemption price per share ($403,631,623 ÷ 22,423,648 shares)		$ 18.00

Service Class 2R: Net Asset Value, offering price and redemption price per share ($470,812 ÷ 26,166 shares)		$ 17.99

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 199,537,252
Interest		10,792,783
Security lending		276,236
Total income		210,606,271

Expenses
Management fee	$ 44,958,364
Transfer agent fees	6,358,830
Distribution fees	1,624,835
Accounting and security lending fees	858,207
Non-interested trustees' compensation	40,635
Custodian fees and expenses	165,891
Registration fees	10,324
Audit	61,777
Legal	52,455
Interest	50,354
Miscellaneous	364,309
Total expenses before reductions	54,545,981
Expense reductions	(844,638)	53,701,343
Net investment income (loss)		156,904,928
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(136,567,625)
Foreign currency transactions	73,762
Total net realized gain (loss)		(136,493,863)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,811,329,898)
Assets and liabilities in foreign currencies	70,818
Total change in net unrealized appreciation (depreciation)		(1,811,259,080)
Net gain (loss)		(1,947,752,943)
Net increase (decrease) in net assets resulting from operations		$ (1,790,848,015)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 156,904,928	$ 151,358,391
Net realized gain (loss)	(136,493,863)	232,892,575
Change in net unrealized appreciation (depreciation)	(1,811,259,080)	(947,180,666)
Net increase (decrease) in net assets resulting from operations	(1,790,848,015)	(562,929,700)
Distributions to shareholders from net investment income	(162,342,476)	(175,168,717)
Distributions to shareholders from net realized gain	(222,300,466)	(493,630,239)
Total distributions	(384,642,942)	(668,798,956)
Share transactions - net increase (decrease)	(71,251,438)	906,134,648
Redemption fees	259	-
Total increase (decrease) in net assets	(2,246,742,136)	(325,594,008)
Net Assets
Beginning of period	10,318,299,869	10,643,893,877
End of period (including undistributed net investment income of $154,882,636 and undistributed net investment income of $152,099,880, respectively)	$ 8,071,557,733	$ 10,318,299,869
Other Information: Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
Shares Sold	55,802,238	11,112,619	17,439,374	30,522
Reinvested	16,371,256	1,504,858	437,787	-
Redeemed	(99,410,660)	(6,864,417)	(5,462,708)	(4,356)
Net increase (decrease)	(27,237,166)	5,753,060	12,414,453	26,166

Dollars Sold	$ 1,171,193,465	$ 231,985,655	$ 345,877,938	$ 576,334
Reinvested	343,960,099	31,541,832	9,140,991	-
Redeemed	(1,967,582,454)	(132,366,206)	(105,497,795)	(81,297)
Net increase (decrease)	$ (452,428,890)	$ 131,161,281	$ 249,521,134	$ 495,037

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	89,050,962	13,139,614	9,931,367
Reinvested	25,863,825	1,673,997	126,086
Redeemed	(98,534,150)	(2,882,957)	(1,618,683)
Net increase (decrease)	16,380,637	11,930,654	8,438,770

Dollars Sold	$ 2,064,705,585	$ 303,254,722	$ 225,467,799
Reinvested	625,387,269	40,376,818	3,034,869
Redeemed	(2,255,942,678)	(64,472,868)	(35,676,868)
Net increase (decrease)	$ 434,150,176	$ 279,158,672	$ 192,825,800

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 145,677,218	$ 12,920,750	$ 3,744,508	$ -
From net realized gain	198,282,881	18,621,082	5,396,503	-
Total	$ 343,960,099	$ 31,541,832	$ 9,141,011	$ -

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 164,164,158	$ 10,221,979	$ 782,580
From net realized gain	461,223,111	30,154,839	2,252,289
Total	$ 625,387,269	$ 40,376,818	$ 3,034,869

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 22.75	$ 25.52	$ 25.71	$ 25.42	$ 24.28
Income from Investment Operations
Net investment income (loss) C	.34	.34	.40	.41	.38
Net realized and unrealized gain (loss)	(4.08)	(1.51)	1.46	1.10	2.31
Total from investment operations	(3.74)	(1.17)	1.86	1.51	2.69
Distributions from net investment income	(.36)	(.42)	(.44)	(.38)	(.34)
Distributions from net realized gain	(.49)	(1.18)	(1.61)	(.84)	(1.21)
Total distributions	(.85)	(1.60)	(2.05)	(1.22)	(1.55)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.16	$ 22.75	$ 25.52	$ 25.71	$ 25.42
Total Return A, B	(16.95)%	(4.96)%	8.42%	6.33%	11.63%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.58%	.56%	.57%	.58%
Expenses net of voluntary waivers, if any	.57%	.58%	.56%	.57%	.58%
Expenses net of all reductions	.56%	.57%	.55%	.56%	.57%
Net investment income (loss)	1.70%	1.47%	1.68%	1.57%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,895,940	$ 9,256,205	$ 9,969,086	$ 11,014,291	$ 11,409,912
Portfolio turnover rate	25%	24%	22%	27%	28%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 22.67	$ 25.45	$ 25.66	$ 25.39	$ 24.27
Income from Investment Operations
Net investment income (loss) C	.32	.31	.37	.38	.36
Net realized and unrealized gain (loss)	(4.06)	(1.51)	1.46	1.11	2.31
Total from investment operations	(3.74)	(1.20)	1.83	1.49	2.67
Distributions from net investment income	(.34)	(.40)	(.43)	(.38)	(.34)
Distributions from net realized gain	(.49)	(1.18)	(1.61)	(.84)	(1.21)
Total distributions	(.83)	(1.58)	(2.04)	(1.22)	(1.55)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.10	$ 22.67	$ 25.45	$ 25.66	$ 25.39
Total Return A, B	(17.00)%	(5.09)%	8.30%	6.25%	11.54%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.68%	.66%	.67%	.68%
Expenses net of voluntary waivers, if any	.67%	.68%	.66%	.67%	.68%
Expenses net of all reductions	.66%	.67%	.65%	.66%	.67%
Net investment income (loss)	1.60%	1.37%	1.58%	1.47%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 771,516	$ 836,017	$ 634,897	$ 437,332	$ 225,145
Portfolio turnover rate	25%	24%	22%	27%	28%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 22.59	$ 25.41	$ 25.18
Income from Investment Operations
Net investment income (loss) E	.28	.27	.32
Net realized and unrealized gain (loss)	(4.04)	(1.50)	1.95
Total from investment operations	(3.76)	(1.23)	2.27
Distributions from net investment income	(.34)	(.41)	(.43)
Distributions from net realized gain	(.49)	(1.18)	(1.61)
Total distributions	(.83)	(1.59)	(2.04)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 18.00	$ 22.59	$ 25.41
Total Return B,C, D	(17.15)%	(5.23)%	10.19%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.84%	.83% A
Expenses net of voluntary waivers, if any	.83%	.84%	.83% A
Expenses net of all reductions	.82%	.83%	.82% A
Net investment income (loss)	1.44%	1.21%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 403,632	$ 226,078	$ 39,911
Portfolio turnover rate	25%	24%	22%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 21.82
Income from Investment Operations
Net investment income (loss) E	.18
Net realized and unrealized gain (loss)	(4.01)
Total from investment operations	(3.83)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 17.99
Total Return B,C, D	(17.55)%
Ratios to Average Net Assets G
Expenses before expense reductions	.85% A
Expenses net of voluntary waivers, if any	.85% A
Expenses net of all reductions	.84% A
Net investment income (loss)	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 471
Portfolio turnover rate	25%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Growth Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® VIP: Growth - Service Class	-30.20%	-0.46%	8.38%
Russell 3000® Growth Index	-28.04%	-4.11%	6.30%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	7.30%
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	7.28%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Growth Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Growth Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jennifer Uhrig, Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. The tough times continued for growth investors. For the 12 months that ended December 31, 2002, the fund's performance trailed that of both the Russell 3000 Growth Index, which fell 28.04%, and the variable annuity growth funds average, which declined 25.44% according to Lipper Inc.

Q. What factors influenced the fund's performance?

A. A third straight year of negative returns took a heavy toll on most growth stocks, with the third quarter of 2002 proving exceptionally harsh. Within the portfolio, the fund's performance was hindered by its investments in both semiconductor and airline stocks. On the positive side, many of the fund's consumer-related holdings contributed gains during the period, as did several energy services holdings.

Q. Why were you bullish on semiconductor and airline stocks?

A. The fund's investments in each of these areas were plays on an improving economy, which I thought might emerge during the second half of the period. Semiconductor stocks tend to react positively in advance of an economic recovery. As for the airlines, I expected consumer and business travel to improve gradually following the September 2001 attacks. Unfortunately, investors became increasingly skeptical regarding an economic rebound, and this sentiment shift hurt our semiconductor positions, including Agere Systems and Advanced Micro Devices. In terms of the airlines, consumer travel came back - thanks to deep fare discounts - but business travel failed to recover significantly. This had a negative effect on Delta Airlines and Continental Airlines.

Q. Your early emphasis on consumer stocks helped performance. Where did you find opportunities?

A. Mostly in the areas of homebuilding, retail and restaurants. Companies in these groups typically perform well during the first stages of an economic recovery, especially when the Federal Reserve Board is lowering interest rates. As such, the fund's positions in homebuilders Pulte Homes, D.R. Horton and Lennar contributed positively, as did our positions in toy retailer Mattel, which makes the ever-popular Barbie dolls, and toolmaker Black & Decker. Several of our restaurant stocks also fared well, particularly Tricon Global, the parent company of Pizza Hut, Kentucky Fried Chicken and Taco Bell.

Q. You then pulled back on consumer names in the second half, and increased the fund's exposure to both health and finance stocks. Why?

A. The fund's consumer names performed well early on, but I scaled back when many of the stocks got too expensive for my liking. At that point, I began to build up our drug stock exposure, and also found some appealing stories in both the insurance and bank groups. Drug stock valuations had fallen dramatically, and I felt many had good long-term growth profiles. While the group continued to suffer during this period, one solid performer was Merck, which had five new products in Phase III - the final step of testing before drugs are reviewed by the government. As for my focus on finance stocks, I particularly liked the pricing cycle we saw within the property and casualty insurance market, and I made a larger commitment to leading insurer American International Group (AIG). I also bumped up the fund's exposure to credit-sensitive banks - such as Bank One and MBNA - as consumer credit improved. MBNA performed well, while AIG and Bank One were mixed.

Q. Which other investments performed well? Which ones were disappointments?

A. The fund's investment in medical technology company Boston Scientific performed well, largely in anticipation of the company's new drug-coated stent product, which is designed to keep treated coronary arteries free from recurring blockages. American Express was another good stock, as were energy services names Weatherford International and Smith International, both of which benefited from rising oil prices. In terms of disappointments, the fund's positions in Qwest Communications and Charter Communications lagged due to weak industry fundamentals and high debt loads. The fund did not own Qwest at the end of the period.

Q. What's your outlook, Jennifer?

A. I'm optimistic, but also realistic. The economic improvement that didn't come in 2002 could materialize in 2003, but the recovery may well be slow and gradual. As we enter the new year, I have the fund positioned with an upturn in mind, as evidenced by our overweighted stake in technology stocks. I also like drug stocks, which could still show decent growth even if the economy slips or improves only moderately.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of December 31, 2002, more than
$8.3 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Microsoft Corp.	5.0
Johnson & Johnson	3.6
Merck & Co., Inc.	3.4
Pfizer, Inc.	3.3
Wal-Mart Stores, Inc.	3.0
18.3
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Information Technology	24.9
Health Care	24.9
Financials	14.6
Consumer Discretionary	13.1
Industrials	6.7
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	97.7%
Short-Term Investments and Net Other Assets	2.3%

* Foreign investments	5.8%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.1%
Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc. (a)	991,850	$ 31,987,163
Darden Restaurants, Inc.	826,300	16,897,835
		48,884,998
Household Durables - 1.0%
Black & Decker Corp.	577,740	24,779,269
Centex Corp.	91,600	4,598,320
KB Home	106,100	4,546,385
Leggett & Platt, Inc.	995,200	22,332,288
Maytag Corp.	499,070	14,223,495
Nintendo Co. Ltd.	93,600	8,739,783
Pulte Homes, Inc.	98,000	4,691,260
		83,910,800
Leisure Equipment & Products - 0.5%
Mattel, Inc.	2,217,200	42,459,380
Media - 5.4%
AOL Time Warner, Inc. (a)	6,252,600	81,909,060
Charter Communications, Inc. Class A (a)	5,596,000	6,603,280
Comcast Corp.:
Class A (a)	643,124	15,158,433
Class A (special) (a)	1,280,200	28,919,718
Cox Communications, Inc. Class A (a)	1,580,400	44,883,360
E.W. Scripps Co. Class A	599,100	46,100,745
Interpublic Group of Companies, Inc.	1,903,700	26,804,096
Lamar Advertising Co. Class A (a)	1,609,700	54,166,405
Pixar (a)	293,200	15,536,668
Tribune Co.	544,500	24,752,970
Univision Communications, Inc. Class A (a)	1,220,600	29,904,700
Viacom, Inc. Class B (non-vtg.) (a)	1,807,825	73,686,947
		448,426,382
Multiline Retail - 3.3%
Saks, Inc. (a)	2,452,800	28,795,872
Wal-Mart Stores, Inc.	4,850,500	244,998,755
		273,794,627
Specialty Retail - 2.3%
AutoZone, Inc. (a)	261,000	18,439,650
Home Depot, Inc.	2,505,700	60,036,572
Limited Brands, Inc.	1,965,700	27,382,201
Lowe's Companies, Inc.	2,412,930	90,484,875
		196,343,298
TOTAL CONSUMER DISCRETIONARY		1,093,819,485
CONSUMER STAPLES - 5.9%
Beverages - 2.8%
Coca-Cola Enterprises, Inc.	996,100	21,635,292

	Shares	Value (Note 1)
PepsiCo, Inc.	1,753,880	$ 74,048,814
The Coca-Cola Co.	3,049,000	133,607,180
		229,291,286
Household Products - 1.1%
Procter & Gamble Co.	1,085,060	93,250,056
Personal Products - 0.8%
Gillette Co.	2,232,000	67,763,520
Tobacco - 1.2%
Loews Corp. - Carolina Group	765,600	15,518,712
Philip Morris Companies, Inc.	2,048,300	83,017,599
		98,536,311
TOTAL CONSUMER STAPLES		488,841,173
ENERGY - 5.2%
Energy Equipment & Services - 4.9%
Baker Hughes, Inc.	1,192,370	38,382,390
BJ Services Co. (a)	1,200,360	38,783,632
Cooper Cameron Corp. (a)	538,300	26,818,106
ENSCO International, Inc.	784,700	23,109,415
Global Industries Ltd. (a)	2,926,465	12,203,359
Grant Prideco, Inc. (a)	255,200	2,970,528
Nabors Industries Ltd. (a)	811,410	28,618,431
National-Oilwell, Inc. (a)	1,114,600	24,342,864
Noble Corp. (a)	908,400	31,930,260
Schlumberger Ltd. (NY Shares)	1,488,700	62,659,383
Smith International, Inc. (a)	887,300	28,943,726
Tidewater, Inc.	765,200	23,797,720
Varco International, Inc. (a)	1,266,100	22,030,140
Weatherford International Ltd. (a)	1,042,440	41,624,629
		406,214,583
Oil & Gas - 0.3%
Noble Energy, Inc.	453,600	17,032,680
YUKOS Corp. sponsored ADR	75,200	10,509,200
		27,541,880
TOTAL ENERGY		433,756,463
FINANCIALS - 14.6%
Banks - 2.6%
Bank of America Corp.	622,500	43,307,325
Bank One Corp.	2,221,190	81,184,495
Fifth Third Bancorp	1,050,900	61,530,195
FleetBoston Financial Corp.	401,200	9,749,160
Wells Fargo & Co.	517,200	24,241,164
		220,012,339
Diversified Financials - 7.1%
American Express Co.	2,362,700	83,521,445
Charles Schwab Corp.	4,444,750	48,225,538
Citigroup, Inc.	2,133,310	75,071,179
Fannie Mae	2,228,500	143,359,405
Freddie Mac	836,700	49,407,135
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Goldman Sachs Group, Inc.	343,900	$ 23,419,590
MBNA Corp.	3,977,230	75,646,915
Merrill Lynch & Co., Inc.	676,500	25,673,175
Morgan Stanley	515,100	20,562,792
Nomura Holdings, Inc.	983,000	11,040,853
SLM Corp.	326,400	33,899,904
		589,827,931
Insurance - 4.9%
ACE Ltd.	1,202,200	35,272,548
AFLAC, Inc.	1,611,420	48,535,970
Allstate Corp.	1,229,800	45,490,302
American International Group, Inc.	3,250,366	188,033,673
Hartford Financial Services Group, Inc.	737,700	33,513,711
Travelers Property Casualty Corp.:
Class A	145,447	2,130,799
Class B (a)	1,867,830	27,363,710
XL Capital Ltd. Class A	327,200	25,276,200
		405,616,913
TOTAL FINANCIALS		1,215,457,183
HEALTH CARE - 24.9%
Biotechnology - 2.2%
Amgen, Inc. (a)	759,100	36,694,894
Biogen, Inc. (a)	748,200	29,972,892
Cambridge Antibody Technology Group PLC (a)	1,012,375	8,374,337
Cephalon, Inc. (a)	730,600	35,556,841
Geneprot, Inc. (c)	826,000	2,891,000
Gilead Sciences, Inc. (a)	659,600	22,426,400
IDEC Pharmaceuticals Corp. (a)	968,000	32,108,560
ImClone Systems, Inc. (a)	715,547	7,599,825
Millennium Pharmaceuticals, Inc. (a)	863,880	6,859,207
		182,483,956
Health Care Equipment & Supplies - 4.1%
Alcon, Inc.	966,300	38,120,535
Baxter International, Inc.	1,979,400	55,423,200
Boston Scientific Corp. (a)	1,113,600	47,350,272
Medtronic, Inc.	3,133,100	142,869,360
St. Jude Medical, Inc. (a)	1,349,100	53,586,252
		337,349,619
Health Care Providers & Services - 0.7%
McKesson Corp.	1,730,500	46,775,415
UnitedHealth Group, Inc.	162,000	13,527,000
		60,302,415
Pharmaceuticals - 17.9%
Abbott Laboratories	3,221,100	128,844,000
Barr Laboratories, Inc. (a)	345,100	22,462,559
Bristol-Myers Squibb Co.	355,000	8,218,250

	Shares	Value (Note 1)
Eli Lilly & Co.	1,328,670	$ 84,370,545
Forest Laboratories, Inc. (a)	314,400	30,880,368
Johnson & Johnson	5,626,420	302,195,018
Merck & Co., Inc.	4,942,860	279,815,305
Pfizer, Inc.	9,052,285	276,728,352
Pharmacia Corp.	2,445,100	102,205,180
Schering-Plough Corp.	3,758,700	83,443,140
Teva Pharmaceutical Industries Ltd. sponsored ADR	844,400	32,602,284
Wyeth	3,602,400	134,729,760
		1,486,494,761
TOTAL HEALTH CARE		2,066,630,751
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.3%
Lockheed Martin Corp.	1,173,320	67,759,230
Northrop Grumman Corp.	379,200	36,782,400
		104,541,630
Airlines - 0.3%
Delta Air Lines, Inc.	1,792,800	21,692,880
Commercial Services & Supplies - 2.1%
Cintas Corp.	90,000	4,117,500
Corinthian Colleges, Inc. (a)	244,600	9,260,556
First Data Corp.	2,255,100	79,853,091
Paychex, Inc.	2,223,900	62,046,810
Robert Half International, Inc. (a)	1,358,700	21,888,657
		177,166,614
Electrical Equipment - 0.2%
Energizer Holdings, Inc. (a)	586,200	16,354,980
Industrial Conglomerates - 2.8%
3M Co.	201,100	24,795,630
General Electric Co.	5,411,740	131,775,869
Tyco International Ltd.	4,720,900	80,632,972
		237,204,471
TOTAL INDUSTRIALS		556,960,575
INFORMATION TECHNOLOGY - 24.9%
Communications Equipment - 4.1%
3Com Corp. (a)	1,471,300	6,812,119
Advanced Fibre Communication, Inc. (a)	991,100	16,531,548
Alcatel SA sponsored ADR	2,986,300	13,259,172
Cisco Systems, Inc. (a)	8,415,820	110,247,242
Emulex Corp. (a)	149,500	2,773,225
Foundry Networks, Inc. (a)	1,539,100	10,835,264
Harris Corp.	1,192,900	31,373,270
Motorola, Inc.	7,548,000	65,290,200
Nokia Corp. sponsored ADR	2,339,900	36,268,450
QUALCOMM, Inc. (a)	1,318,400	47,976,576
		341,367,066
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 3.4%
Dell Computer Corp. (a)	5,729,000	$ 153,193,460
EMC Corp. (a)	2,116,400	12,994,696
International Business Machines Corp.	721,970	55,952,675
Lexmark International, Inc. Class A (a)	413,300	25,004,650
Network Appliance, Inc. (a)	403,300	4,033,000
Sun Microsystems, Inc. (a)	10,602,300	32,973,153
		284,151,634
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	3,253,160	58,426,754
Amphenol Corp. Class A (a)	296,800	11,278,400
Sanmina-SCI Corp. (a)	4,656,200	20,906,338
Waters Corp. (a)	1,080,400	23,531,112
		114,142,604
Internet Software & Services - 0.8%
Overture Services, Inc. (a)	1,232,171	33,650,590
Yahoo!, Inc. (a)	2,144,700	35,065,845
		68,716,435
Semiconductor Equipment & Products - 8.5%
Advanced Micro Devices, Inc. (a)	4,619,100	29,839,386
Agere Systems, Inc.:
Class A (a)	10,101,845	14,546,657
Class B (a)	15,530,209	21,742,293
Analog Devices, Inc. (a)	1,862,200	44,450,714
Applied Materials, Inc. (a)	3,576,500	46,601,795
ASML Holding NV (NY Shares) (a)	6,103,187	51,022,643
Atmel Corp. (a)	4,728,500	10,544,555
Broadcom Corp. Class A (a)	1,848,900	27,844,434
Cypress Semiconductor Corp. (a)	3,942,700	22,552,244
Integrated Device Technology, Inc. (a)	3,167,400	26,511,138
Intel Corp.	7,925,800	123,404,706
Intersil Corp. Class A (a)	1,843,356	25,696,383
KLA-Tencor Corp. (a)	979,520	34,645,622
LAM Research Corp. (a)	1,874,200	20,241,360
Marvell Technology Group Ltd. (a)	582,600	10,987,836
Micron Technology, Inc. (a)	1,951,100	19,003,714
National Semiconductor Corp. (a)	582,200	8,738,822
NVIDIA Corp. (a)	3,437,788	39,568,940
QLogic Corp. (a)	524,437	18,098,321

	Shares	Value (Note 1)
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	5,423,232	$ 38,233,786
Texas Instruments, Inc.	5,086,850	76,353,619
		710,628,968
Software - 6.7%
Adobe Systems, Inc.	1,295,600	32,132,176
Electronic Arts, Inc. (a)	896,984	44,642,894
Microsoft Corp. (a)	7,988,923	413,027,312
Red Hat, Inc. (a)	1,011,403	5,977,392
Synopsys, Inc. (a)	566,378	26,138,345
Take-Two Interactive Software, Inc. (a)	845,645	19,864,201
VERITAS Software Corp. (a)	903,831	14,117,840
		555,900,160
TOTAL INFORMATION TECHNOLOGY		2,074,906,867
MATERIALS - 1.0%
Chemicals - 0.5%
Lyondell Chemical Co.	3,010,600	38,053,984
Containers & Packaging - 0.2%
Owens-Illinois, Inc. (a)	1,255,700	18,308,106
Metals & Mining - 0.3%
Arch Coal, Inc.	486,200	10,497,058
Massey Energy Corp.	1,468,900	14,277,708
		24,774,766
TOTAL MATERIALS		81,136,856
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.6%
AT&T Corp.	973,060	25,406,597
KT Corp. sponsored ADR	1,090,400	23,498,120
TeraBeam Networks (c)	60,800	15,200
		48,919,917
Wireless Telecommunication Services - 0.8%
SK Telecom Co. Ltd. sponsored ADR	1,092,000	23,314,200
Vodafone Group PLC sponsored ADR	2,250,100	40,771,812
		64,086,012
TOTAL TELECOMMUNICATION SERVICES		113,005,929
TOTAL COMMON STOCKS (Cost $8,078,391,351)		8,124,515,282
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,528,257)	88,646	88,646
Money Market Funds - 3.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	182,894,991	$ 182,894,991
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	75,642,400	75,642,400
TOTAL MONEY MARKET FUNDS (Cost $258,537,391)		258,537,391
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $8,338,456,999)		8,383,141,319
NET OTHER ASSETS - (0.8)%		(69,502,539)
NET ASSETS - 100%		$ 8,313,638,780
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 1,528,257
Geneprot, Inc.	7/7/00	$ 4,543,000
TeraBeam Networks	4/7/00	$ 228,000
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $9,432,517,424 and $10,597,818,176, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $3,701,217, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $978,016 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,994,846 or 0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $31,900,508. The weighted average interest rate was 1.86%. Interest expense includes $100,310 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $10,197,000. The weighted average interest rate was 2.19%. Interest expense includes $620 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $4,287,791,000 of which $2,090,079,000 and $2,197,712,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $66,995,931) (cost $8,338,456,999) - See accompanying schedule		$ 8,383,141,319
Receivable for investments sold		9,245,238
Receivable for fund shares sold		6,182,934
Dividends receivable		10,132,161
Interest receivable		187,781
Other receivables		947,825
Total assets		8,409,837,258

Liabilities
Payable for investments purchased	$ 5,989,637
Payable for fund shares redeemed	9,828,672
Accrued management fee	4,199,312
Distribution fees payable	141,236
Other payables and accrued expenses	397,221
Collateral on securities loaned, at value	75,642,400
Total liabilities		96,198,478

Net Assets		$ 8,313,638,780
Net Assets consist of:
Paid in capital		$ 12,680,965,687
Undistributed net investment income		22,669,639
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,434,684,927)
Net unrealized appreciation (depreciation) on investments		44,688,381
Net Assets		$ 8,313,638,780
Initial Class: Net Asset Value, offering price and redemption price per share ($7,016,146,709 ÷ 299,372,922 shares)		$ 23.44

Service Class: Net Asset Value, offering price and redemption price per share ($1,058,738,433 ÷ 45,355,660 shares)		$ 23.34

Service Class 2: Net Asset Value, offering price and redemption price per share ($238,543,220 ÷ 10,278,040 shares)		$ 23.21

Service Class 2R: Net Asset Value, offering price and redemption price per share ($210,418 ÷ 9,069 shares)		$ 23.20

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 88,365,716
Interest		1,684,419
Security lending		861,139
Total income		90,911,274

Expenses
Management fee	$ 61,382,867
Transfer agent fees	7,076,210
Distribution fees	1,872,797
Accounting and security lending fees	928,701
Non-interested trustees' compensation	52,080
Custodian fees and expenses	189,982
Audit	71,592
Legal	87,348
Interest	100,930
Miscellaneous	598,690
Total expenses before reductions	72,361,197
Expense reductions	(5,921,656)	66,439,541
Net investment income (loss)		24,471,733
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,263,451,848)
Foreign currency transactions	115,388
Total net realized gain (loss)		(2,263,336,460)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,669,651,454)
Assets and liabilities in foreign currencies	(10,197)
Total change in net unrealized appreciation (depreciation)		(1,669,661,651)
Net gain (loss)		(3,932,998,111)
Net increase (decrease) in net assets resulting from operations		$ (3,908,526,378)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,471,733	$ 25,955,845
Net realized gain (loss)	(2,263,336,460)	(2,008,980,783)
Change in net unrealized appreciation (depreciation)	(1,669,661,651)	(1,103,298,763)
Net increase (decrease) in net assets resulting from operations	(3,908,526,378)	(3,086,323,701)
Distributions to shareholders from net investment income	(25,839,894)	(10,651,148)
Distributions to shareholders from net realized gain	-	(1,124,534,087)
Total distributions	(25,839,894)	(1,135,185,235)
Share transactions - net increase (decrease)	(1,057,887,768)	105,985,623
Redemption fees	134	-
Total increase (decrease) in net assets	(4,992,253,906)	(4,115,523,313)

Net Assets
Beginning of period	13,305,892,686	17,421,415,999
End of period (including undistributed net investment income of $22,669,639 and undistributed net investment income of $24,523,436, respectively)	$ 8,313,638,780	$ 13,305,892,686
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2	Service Class 2R A
Sold	27,701,250	7,846,255	8,720,137	9,679
Reinvested	745,326	62,377	7,951	-
Redeemed	(69,998,416)	(12,009,200)	(4,193,267)	(610)
Net increase (decrease)	(41,551,840)	(4,100,568)	4,534,821	9,069
Dollars
Sold	$ 783,515,852	$ 225,005,883	$ 237,415,474	$ 256,038
Reinvested	23,619,367	1,970,483	250,044	-
Redeemed	(1,899,343,201)	(321,589,917)	(108,973,421)	(14,370)
Net increase (decrease)	$ (1,092,207,982)	$ (94,613,551)	$ 128,692,097	$ 241,668
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	39,041,869	13,312,909	5,569,506
Reinvested	24,560,455	3,016,784	119,736
Redeemed	(78,112,878)	(9,325,901)	(1,260,574)
Net increase (decrease)	(14,510,554)	7,003,792	4,428,668
Dollars
Sold	$ 1,384,695,642	$ 479,702,662	$ 192,198,699
Reinvested	1,006,978,664	123,326,141	4,880,430
Redeemed	(2,719,903,391)	(324,004,271)	(41,888,953)
Net increase (decrease)	$ (328,229,085)	$ 279,024,532	$ 155,190,176
Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 23,619,367	$ 1,970,483	$ 250,044	$ -
From net realized gain	-	-	-	-
Total	$ 23,619,367	$ 1,970,483	$ 250,044	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,599,775	$ -	$ 51,373
From net realized gain	996,378,889	123,326,141	4,829,057
Total	$ 1,006,978,664	$ 123,326,141	$ 4,880,430

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 33.61	$ 43.66	$ 54.93	$ 44.87	$ 37.10
Income from Investment Operations
Net investment income (loss) C	.07	.07	.03	.07	.08
Net realized and unrealized gain (loss)	(10.17)	(7.27)	(5.27)	15.10	12.85
Total from investment operations	(10.10)	(7.20)	(5.24)	15.17	12.93
Distributions from net investment income	(.07)	(.03)	(.06)	(.08)	(.19)
Distributions from net realized gain	-	(2.82)	(5.97)	(5.03)	(4.97)
Total distributions	(.07)	(2.85)	(6.03)	(5.11)	(5.16)
Redemption fees added to paid in capitalC	-	-	-	-	-
Net asset value, end of period	$ 23.44	$ 33.61	$ 43.66	$ 54.93	$ 44.87
Total Return A,B	(30.10)%	(17.67)%	(10.96)%	37.44%	39.49%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.68%	.65%	.66%	.68%
Expenses net of voluntary waivers, if any	.67%	.68%	.65%	.66%	.68%
Expenses net of all reductions	.61%	.65%	.64%	.65%	.66%
Net investment income (loss)	.25%	.19%	.07%	.14%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,016,147	$ 11,458,659	$ 15,517,271	$ 17,142,411	$ 11,243,824
Portfolio turnover rate	90%	105%	103%	84%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 33.48	$ 43.51	$ 54.80	$ 44.82	$ 37.09
Income from Investment Operations
Net investment income (loss) C	.04	.03	(.02)	.02	.06
Net realized and unrealized gain (loss)	(10.14)	(7.24)	(5.25)	15.07	12.83
Total from investment operations	(10.10)	(7.21)	(5.27)	15.09	12.89
Distributions from net investment income	(.04)	-	(.05)	(.08)	(.19)
Distributions from net realized gain	-	(2.82)	(5.97)	(5.03)	(4.97)
Total distributions	(.04)	(2.82)	(6.02)	(5.11)	(5.16)
Redemption fees added to paid in capitalC	-	-	-	-	-
Net asset value, end of period	$ 23.34	$ 33.48	$ 43.51	$ 54.80	$ 44.82
Total Return A,B	(30.20)%	(17.74)%	(11.05)%	37.29%	39.38%
Ratios to Average Net Assets D
Expenses before expense reductions	.77%	.78%	.76%	.77%	.80%
Expenses net of voluntary waivers, if any	.77%	.78%	.76%	.77%	.80%
Expenses net of all reductions	.71%	.75%	.74%	.75%	.75%
Net investment income (loss)	.15%	.09%	(.04) %	.04%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,058,738	$ 1,655,758	$ 1,847,051	$ 916,330	$ 136,142
Portfolio turnover rate	90%	105%	103%	84%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 33.34	$ 43.43	$ 53.40
Income from Investment Operations
Net investment income (loss) E	-	(.02)	(.09)
Net realized and unrealized gain (loss)	(10.09)	(7.22)	(3.86)
Total from investment operations	(10.09)	(7.24)	(3.95)
Distributions from net investment income	(.04)	(.03)	(.05)
Distributions from net realized gain	-	(2.82)	(5.97)
Total distributions	(.04)	(2.85)	(6.02)
Redemption fees added to paid in capitalE	-	-	-
Net asset value, end of period	$ 23.21	$ 33.34	$ 43.43
Total Return B,C,D	(30.30)%	(17.87)%	(8.88)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.93%	.91% A
Expenses net of voluntary waivers, if any	.93%	.93%	.91% A
Expenses net of all reductions	.87%	.90%	.90% A
Net investment income (loss)	(.01)%	(.06)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 238,543	$ 191,475	$ 57,095
Portfolio turnover rate	90%	105%	103%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 31.05
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	(7.84)
Total from investment operations	(7.85)
Redemption fees added to paid in capitalE	-
Net asset value, end of period	$ 23.20
Total Return B,C,D	(25.28)%
Ratios to Average Net Assets G
Expenses before expense reductions	.96% A
Expenses net of voluntary waivers, if any	.96% A
Expenses net of all reductions	.90% A
Net investment income (loss)	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 210
Portfolio turnover rate	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: High Income Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: High Income - Service Class	3.62%	-6.11%	3.41%
ML US High Yield Master II	-1.89%	0.52%	6.05%
Variable Annuity High Current Yield Funds Average	-0.69%	-1.12%	5.10%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch US High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: High Income Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the ML US High Yield Master II Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Mark Notkin, Portfolio Manager of High Income Portfolio

Q. How did the fund perform, Mark?

A. Despite a mostly difficult environment for high-yield investing, the fund generated a positive return and outperformed its benchmark. For the 12-month period that ended December 31, 2002, the fund's benchmark, the Merrill Lynch US High Yield Master II Index, lost 1.89%. In addition, the fund outperformed a substantial majority of its peers, as measured by the Lipper Inc. variable annuity high current yield funds average, which fell 0.69%.

Q. How do you explain the fund's outperformance?

A. Most of the fund's strong relative performance stemmed from successful picks in the telecommunications sector. In particular, the fund benefited from a handful of good performers in the wireless communications industry, including Nextel Communications and AT&T Wireless. The fund also was helped by underweighting certain poor performers relative to the index, including companies weighed down by accounting problems, such as WorldCom, and Qwest.

Q. What was your fund management strategy during the year?

A. I continued to follow the same overall security selection approach I've always followed. My goal was to pick those companies with strong fundamentals whose securities were trading at attractive prices. At the same time, I sought to control the overall amount of risk in the portfolio. To control risk, I kept the fund's sector weightings reasonably close to those in the Merrill Lynch index, moderately overweighting or underweighting sectors when I had conviction about how I thought individual companies in those sectors would perform. During the past year, this approach led us to an overweighted position in fundamentally strong wireless communications companies. It also led us to de-emphasize companies in the utilities sector, especially those in the unregulated power industry; these businesses were hurt by an environment in which energy supply outstripped demand.

Q. What were some of the securities that helped fund performance?

A. As I mentioned earlier, Nextel and AT&T Wireless were two very successful investments. Nextel's focus on business customers, its unique product offering and its smart financial management helped boost the price of the company's bonds. AT&T Wireless, meanwhile, had a reasonably solid balance sheet with only modest leverage compared to its competitors. The company's bonds were relatively cheap because of general unease about the telecommunications sector; my decision to buy the bonds at an attractive price helped the fund's return during the period. The fund also benefited from owning less of WorldCom, one of the year's most notorious companies, than the benchmark did. After WorldCom declared bankruptcy, however, I added to our position in the company's bonds because I thought that there was unrecognized value in its customer base and worldwide communications network. This decision had a positive impact on the fund's performance.

Q. Did any of the fund's investments hurt the fund?

A. Yes - for example, NTL, a U.K.-based cable company. NTL, as with many other of its British competitors, was too aggressive in taking on debt, and the company's financial troubles weighed heavily on its bonds. Another cable business, Charter Communications, also dragged down the fund's results. The firm, along with the rest of the U.S. cable industry, was hurt by weaker-than-expected earnings and increasing competition from satellite television providers. Accounting irregularities further hurt Charter's performance. Finally, my investment in IXC Communications, which was bought by Broadwing (formerly Cincinnati Bell) during the period, was a disappointment. Broadwing encountered a difficult environment for its core communications businesses and was weighed down by an increasing amount of debt.

Q. What's your outlook, Mark?

A. I anticipate a favorable environment for high-yield investing. Yield spreads - the difference in available yields - between Treasuries and high-yield bonds are still at historically wide levels. With Treasury yields low, investors may begin looking to the high-yield market for attractive opportunities. Another positive sign is that the corporate debt default rate has been declining; this historically has been a very bullish sign for high-yield performance. Finally, many companies have been reducing debt and looking to improve their credit profile - a situation that can only benefit investors. In this environment, I will continue to select what I believe are the best high-yield opportunities for the fund while managing the portfolio's overall risk. If my outlook gradually becomes more favorable, I expect to carefully and selectively take on increasing amounts of risk to take advantage of improving market conditions.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: high current income, while also considering growth of capital, by normally investing primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities

Start date: September 19, 1985

Size: as of December 31, 2002, more than
$1.4 billion

Manager: Mark Notkin, since 2001; joined Fidelity in 1994

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investment Summary

Top Five Holdings as of December 31, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	4.3
EchoStar DBS Corp.	2.8
Allied Waste North America, Inc.	1.9
American Color Graphics, Inc.	1.5
Williams Companies, Inc.	1.4
11.9
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Telecommunications	14.8
Energy	10.4
Electric Utilities	9.1
Gaming	6.0
Healthcare	5.5
Quality Diversification (% of fund's net assets)
% of fund's net assets
AAA, AA, A	0.3%
BBB	5.5%
BB	30.1%
B	42.8%
CCC, CC, C	10.9%
Not Rated	1.3%
Equities	3.2%
Short-Term Investments and Net Other Assets	5.9%
We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Corporate Bonds - 89.1%
	Principal Amount	Value (Note 1)
Convertible Bonds - 3.5%
Cable TV - 0.2%
EchoStar Communications Corp. 4.875% 1/1/07 (e)	$ 3,425,000	$ 3,048,250
Healthcare - 0.7%
Total Renal Care Holdings:
7% 5/15/09 (e)	1,370,000	1,362,294
7% 5/15/09	9,030,000	8,979,206
		10,341,500
Technology - 1.9%
Celestica, Inc. liquid yield option note 0% 8/1/20	29,885,000	13,709,744
Sanmina-SCI Corp. 0% 9/12/20	18,435,000	7,512,263
Solectron Corp. liquid yield option note:
0% 5/8/20	1,479,000	905,888
0% 11/20/20	8,380,000	4,127,150
		26,255,045
Telecommunications - 0.7%
Nextel Communications, Inc. 5.25% 1/15/10	14,161,000	10,178,927
TOTAL CONVERTIBLE BONDS		49,823,722
Nonconvertible Bonds - 85.6%
Aerospace - 1.4%
Alliant Techsystems, Inc. 8.5% 5/15/11	10,955,000	11,831,400
BE Aerospace, Inc.:
8.875% 5/1/11	4,940,000	3,606,200
9.5% 11/1/08	490,000	377,300
L-3 Communications Corp.:
8% 8/1/08	90,000	93,375
8.5% 5/15/08	350,000	364,000
Transdigm, Inc. 10.375% 12/1/08	4,105,000	4,125,525
		20,397,800
Air Transportation - 1.4%
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	1,480,000	1,080,400
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18	2,426,549	1,577,257
6.9% 1/2/17	895,387	582,002
Delta Air Lines, Inc.:
8.3% 12/15/29	6,105,000	3,357,750
8.54% 1/2/07	817,295	612,971
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	750,000	749,225
7.779% 11/18/05	1,295,000	1,036,000

	Principal Amount	Value (Note 1)
7.92% 5/18/12	$ 3,945,000	$ 3,289,622
10.06% 1/2/16	1,260,000	1,008,000
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	1,519,700	1,301,350
7.248% 7/2/14	2,152,479	1,076,240
7.575% 3/1/19	1,207,364	1,146,996
7.691% 4/1/17	240,000	192,000
7.95% 9/1/16	209,581	167,665
8.304% 9/1/10	1,958,194	1,370,736
U.S. Airways pass thru trust certificates 6.85% 7/30/19	1,141,539	913,231
		19,461,445
Automotive - 1.6%
ArvinMeritor, Inc. 8.75% 3/1/12	5,510,000	5,647,750
Cummins, Inc. 9.5% 12/1/10 (e)	1,710,000	1,812,600
Dana Corp. 10.125% 3/15/10	5,760,000	5,817,600
Dura Operating Corp. 8.625% 4/15/12	2,280,000	2,302,800
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (e)	2,240,000	1,568,000
Lear Corp.:
7.96% 5/15/05	920,000	938,400
8.11% 5/15/09	4,000,000	4,220,000
Stoneridge, Inc. 11.5% 5/1/12	160,000	152,800
		22,459,950
Broadcasting - 2.1%
Chancellor Media Corp. 8% 11/1/08	5,530,000	5,972,400
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	3,125,000	3,281,250
Nextmedia Operating, Inc. 10.75% 7/1/11	3,990,000	4,189,500
Radio One, Inc. 8.875% 7/1/11	15,400,000	16,516,500
		29,959,650
Building Materials - 0.1%
American Standard, Inc. 7.375% 2/1/08	1,180,000	1,227,200
Cable TV - 5.0%
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	7,220,000	3,176,800
9.625% 11/15/09	660,000	290,400
10% 4/1/09	3,050,000	1,342,000
10% 5/15/11	15,385,000	6,923,250
10.75% 10/1/09	2,440,000	1,073,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.: - continued
11.125% 1/15/11	$ 5,670,000	$ 2,494,800
CSC Holdings, Inc. 7.625% 4/1/11	12,870,000	12,129,975
Diamond Cable Communications PLC yankee 13.25% 9/30/04 (c)	6,435,000	579,150
EchoStar DBS Corp.:
9.125% 1/15/09	6,400,000	6,704,000
9.375% 2/1/09	16,285,000	17,099,250
International Cabletel, Inc. 11.5% 2/1/06 (c)	25,540,000	2,809,400
NTL Communications Corp.:
0% 10/1/08 (c)(d)	935,000	84,150
11.5% 10/1/08 (c)	4,490,000	404,100
NTL, Inc.:
0% 4/1/08 (c)(d)	2,025,000	202,500
10% 2/15/07 (c)	1,650,000	181,500
PanAmSat Corp.:
6.125% 1/15/05	2,340,000	2,281,500
6.375% 1/15/08	3,540,000	3,398,400
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (d)	16,665,000	5,249,475
12.375% 8/1/06	1,410,000	747,300
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	320,000	57,600
11.25% 11/1/08 (c)	3,240,000	583,200
Telewest PLC yankee:
9.625% 10/1/06 (c)	7,980,000	1,436,400
11% 10/1/07 (c)	15,900,000	2,941,500
		72,190,250
Capital Goods - 1.4%
AGCO Corp. 9.5% 5/1/08	1,020,000	1,101,600
Kansas City Southern Railway Co.:
7.5% 6/15/09	10,260,000	10,773,000
9.5% 10/1/08	590,000	647,525
Tyco International Group SA:
6.125% 11/1/08	195,000	182,325
yankee 6.375% 10/15/11	7,810,000	7,302,350
		20,006,800
Chemicals - 1.4%
Huntsman International LLC 9.875% 3/1/09	6,830,000	7,000,750

	Principal Amount	Value (Note 1)
Lyondell Chemical Co.:
9.5% 12/15/08	$ 2,480,000	$ 2,256,800
9.5% 12/15/08 (e)	2,880,000	2,721,600
9.625% 5/1/07	2,355,000	2,243,138
9.875% 5/1/07	1,775,000	1,704,000
11.125% 7/15/12	1,375,000	1,340,625
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(e)	5,580,000	3,013,200
		20,280,113
Consumer Products - 1.4%
Revlon Consumer Products Corp. 12% 12/1/05	13,655,000	13,108,800
The Hockey Co. 11.25% 4/15/09	7,215,000	7,359,300
		20,468,100
Containers - 2.7%
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (e)	3,655,000	3,764,650
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (e)	3,510,000	3,553,875
8.875% 2/15/09	7,155,000	7,369,650
Owens-Illinois, Inc.:
7.15% 5/15/05	7,300,000	7,062,750
7.35% 5/15/08	440,000	407,000
7.5% 5/15/10	640,000	590,400
7.8% 5/15/18	480,000	398,400
7.85% 5/15/04	2,510,000	2,453,525
8.1% 5/15/07	6,000,000	5,820,000
Sealed Air Corp.:
6.95% 5/15/09 (e)	5,355,000	5,569,200
8.75% 7/1/08 (e)	1,305,000	1,448,550
		38,438,000
Diversified Media - 2.3%
Corus Entertainment, Inc. 8.75% 3/1/12	8,910,000	9,444,600
Entravision Communications Corp. 8.125% 3/15/09	7,890,000	8,284,500
Lamar Media Corp.:
7.25% 1/1/13 (e)	1,650,000	1,670,625
8.625% 9/15/07	3,435,000	3,593,869
9.625% 12/1/06	1,970,000	2,038,950
LBI Media, Inc. 10.125% 7/15/12 (e)	5,015,000	5,240,675
Penton Media, Inc. 11.875% 10/1/07	3,220,000	2,672,600
		32,945,819
Electric Utilities - 8.7%
AES Corp.:
8.75% 6/15/08	970,000	572,300
8.875% 2/15/11	2,510,000	1,455,800
9.5% 6/1/09	280,000	168,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Electric Utilities - continued
AES Drax Holdings Ltd. 10.41% 12/31/20	$ 8,195,000	$ 4,589,200
CMS Energy Corp.:
7.5% 1/15/09	6,745,000	5,766,975
8.5% 4/15/11	4,645,000	4,041,150
8.9% 7/15/08	1,015,000	862,750
9.875% 10/15/07	8,685,000	7,903,350
Edison International 6.875% 9/15/04	8,085,000	7,559,475
Illinois Power Co. 11.5% 12/15/10 (e)	3,310,000	3,194,150
Nevada Power Co. 10.875% 10/15/09 (e)	2,395,000	2,395,000
Noram Energy Corp. 6.5% 2/1/08	1,745,000	1,465,800
Oncor Electric Delivery Co. 7% 9/1/22 (e)	10,680,000	9,958,096
Pacific Gas & Electric Co.:
6.25% 8/1/03	3,625,000	3,588,750
6.25% 3/1/04	2,875,000	2,831,875
8.375% 5/1/25	1,390,000	1,341,350
9.625% 11/1/05 (e)	7,790,000	7,634,200
Reliant Energy Resources Corp.:
7.75% 2/15/11	1,725,000	1,449,000
8.125% 7/15/05	9,715,000	8,953,218
Sierra Pacific Power Co. 8% 6/1/08	2,615,000	2,458,100
Southern California Edison Co.:
7.125% 7/15/25	330,000	306,075
7.25% 3/1/26	1,020,000	946,050
7.625% 1/15/10	4,530,000	4,258,200
8.95% 11/3/03	7,340,000	7,266,600
TECO Energy, Inc. 10.5% 12/1/07 (e)	5,455,000	5,345,900
Texas Utilities Co. 6.375% 1/1/08	1,440,000	1,288,800
The Coastal Corp. 6.95% 6/1/28	245,000	156,800
TXU Corp. 6.375% 6/15/06	8,165,000	7,470,975
Western Resources, Inc.:
6.875% 8/1/04	2,555,000	2,350,600
7.875% 5/1/07	10,480,000	10,637,200
9.75% 5/1/07	7,425,000	6,831,000
		125,046,739

	Principal Amount	Value (Note 1)
Energy - 10.4%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	$ 6,060,000	$ 6,287,250
Chesapeake Energy Corp.:
8.125% 4/1/11	9,645,000	9,934,350
8.375% 11/1/08	1,940,000	1,998,200
CMS Panhandle Holding Co. 6.5% 7/15/09	3,420,000	3,283,200
DI Industries, Inc. 8.875% 7/1/07	3,720,000	3,813,000
El Paso Corp.:
7% 5/15/11	3,900,000	2,652,000
7.875% 6/15/12 (e)	5,590,000	3,913,000
El Paso Energy Corp.:
6.75% 5/15/09	2,475,000	1,707,750
7.375% 12/15/12	175,000	117,250
8.05% 10/15/30	910,000	564,200
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	4,615,000	4,245,800
10.625% 12/1/12 (e)	1,370,000	1,404,250
Encore Acquisition Co. 8.375% 6/15/12 (e)	4,325,000	4,498,000
Forest Oil Corp. 8% 12/15/11	3,450,000	3,631,125
Grant Prideco, Inc.:
9% 12/15/09 (e)	930,000	971,850
9.625% 12/1/07	3,220,000	3,413,200
Key Energy Services, Inc. 8.375% 3/1/08	1,700,000	1,780,750
Luscar Coal Ltd. 9.75% 10/15/11	3,770,000	4,052,750
Northwest Pipeline Corp. 6.625% 12/1/07	1,655,000	1,539,150
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	485,000	436,500
8.25% 4/1/10	1,555,000	1,500,575
Plains All American Pipeline LP 7.75% 10/15/12 (e)	2,470,000	2,556,450
Plains Exploration & Production Co. LP 8.75% 7/1/12 (e)	7,725,000	7,995,375
SESI LLC 8.875% 5/15/11	390,000	397,800
Southern Natural Gas Co.:
7.35% 2/15/31	8,335,000	6,959,725
8% 3/1/32	165,000	144,375
Teekay Shipping Corp. 8.875% 7/15/11	16,795,000	17,214,875
Tennessee Gas Pipeline Co.:
7% 10/15/28	670,000	515,900
7.5% 4/1/17	325,000	271,375
8.375% 6/15/32	975,000	848,250
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Energy - continued
The Coastal Corp.:
6.2% 5/15/04	$ 1,660,000	$ 1,427,600
6.5% 5/15/06	2,565,000	2,077,650
7.5% 8/15/06	1,530,000	1,254,600
7.75% 6/15/10	5,300,000	4,160,500
7.75% 10/15/35	2,715,000	1,791,900
Transcontinental Gas Pipe Line:
6.125% 1/15/05	2,220,000	2,064,600
6.25% 1/15/08	6,310,000	5,615,900
7% 8/15/11	1,740,000	1,583,400
8.875% 7/15/12 (e)	1,490,000	1,490,000
Vintage Petroleum, Inc. 8.25% 5/1/12	8,145,000	8,430,075
Williams Companies, Inc.:
6.625% 11/15/04	3,490,000	2,600,050
6.75% 1/15/06	4,260,000	2,960,700
7.125% 9/1/11	13,480,000	8,829,400
7.625% 7/15/19	2,425,000	1,527,750
8.125% 3/15/12 (e)	6,145,000	4,178,600
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	990,000	688,050
		149,329,050
Entertainment/Film - 1.7%
AMC Entertainment, Inc.:
9.5% 3/15/09	4,915,000	4,841,275
9.5% 2/1/11	3,685,000	3,629,725
Cinemark USA, Inc. 8.5% 8/1/08	8,515,000	8,089,250
Regal Cinemas Corp. 9.375% 2/1/12	7,620,000	8,077,200
		24,637,450
Environmental - 1.9%
Allied Waste North America, Inc.:
7.625% 1/1/06	5,310,000	5,310,000
7.875% 1/1/09	2,553,000	2,533,853
8.5% 12/1/08	9,090,000	9,180,900
8.875% 4/1/08	3,080,000	3,141,600
9.25% 9/1/12 (e)	7,180,000	7,251,800
		27,418,153
Food and Drug Retail - 0.4%
Rite Aid Corp.:
6.125% 12/15/08 (e)	3,615,000	2,675,100
6.875% 8/15/13	1,440,000	1,022,400

	Principal Amount	Value (Note 1)
7.125% 1/15/07	$ 1,475,000	$ 1,224,250
7.7% 2/15/27	350,000	220,500
		5,142,250
Food/Beverage/Tobacco - 2.3%
Chiquita Brands International, Inc. 10.56% 3/15/09	5,465,000	5,574,300
Corn Products International, Inc.:
8.25% 7/15/07	7,235,000	7,271,175
8.45% 8/15/09	685,000	690,138
Dean Foods Co.:
6.625% 5/15/09	220,000	217,800
6.9% 10/15/17	4,680,000	4,258,800
8.15% 8/1/07	6,205,000	6,499,738
Del Monte Corp. 8.625% 12/15/12 (e)	4,470,000	4,559,400
Dole Food Co., Inc. 7.25% 5/1/09	3,760,000	3,609,600
Michael Foods, Inc. 11.75% 4/1/11	330,000	366,300
		33,047,251
Gaming - 6.0%
Chukchansi Economic Development Authority 14.5% 6/15/09 (e)	2,735,000	2,748,675
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	5,233,000	5,586,228
Horseshoe Gaming LLC 8.625% 5/15/09	13,569,000	14,315,295
International Game Technology 8.375% 5/15/09	3,550,000	3,922,750
MGM Mirage, Inc. 8.5% 9/15/10	2,030,000	2,233,000
Mirage Resorts, Inc.:
6.625% 2/1/05	930,000	957,780
7.25% 10/15/06	230,000	242,727
Penn National Gaming, Inc. 8.875% 3/15/10	9,945,000	10,143,900
Station Casinos, Inc. 8.375% 2/15/08	13,745,000	14,569,700
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	13,555,000	13,859,988
Wheeling Island Gaming, Inc. 10.125% 12/15/09	5,555,000	5,568,888
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	11,805,000	11,864,025
		86,012,956
Healthcare - 4.4%
aaiPharma, Inc. 11% 4/1/10	3,960,000	3,960,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Healthcare - continued
ALARIS Medical Systems, Inc. 11.625% 12/1/06	$ 7,010,000	$ 7,886,250
Alderwoods Group, Inc. 11% 1/2/07	5,014,900	5,002,363
AmerisourceBergen Corp. 8.125% 9/1/08	1,620,000	1,725,300
Biovail Corp. yankee 7.875% 4/1/10	8,945,000	8,989,725
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	610,000	585,600
HCA, Inc. 6.3% 10/1/12	6,500,000	6,532,500
PacifiCare Health Systems, Inc. 10.75% 6/1/09	5,330,000	5,689,775
Senior Housing Properties Trust 8.625% 1/15/12	5,900,000	5,811,500
Stewart Enterprises, Inc. 10.75% 7/1/08	3,250,000	3,591,250
Tenet Healthcare Corp.:
5% 7/1/07	2,520,000	2,293,200
5.375% 11/15/06	635,000	577,850
6.375% 12/1/11	1,415,000	1,301,800
6.5% 6/1/12	1,875,000	1,734,375
Triad Hospitals, Inc. 8.75% 5/1/09	7,020,000	7,511,400
		63,192,888
Homebuilding/Real Estate - 2.3%
Beazer Homes USA, Inc. 8.625% 5/15/11	7,515,000	7,740,450
Champion Home Builders Co. 11.25% 4/15/07	1,695,000	1,415,325
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	6,245,000	6,447,963
D.R. Horton, Inc.:
7.875% 8/15/11	1,470,000	1,433,250
8% 2/1/09	3,630,000	3,630,000
Del Webb Corp. 9.375% 5/1/09	2,000,000	2,100,000
Lennar Corp. 9.95% 5/1/10	3,040,000	3,328,800
Ryland Group, Inc. 9.125% 6/15/11	5,000,000	5,300,000
Standard Pacific Corp. 9.25% 4/15/12	2,295,000	2,226,150
		33,621,938
Hotels - 1.0%
Hilton Hotels Corp.:
7.625% 12/1/12	3,630,000	3,611,850

	Principal Amount	Value (Note 1)
8.25% 2/15/11	$ 5,530,000	$ 5,723,550
KSL Recreation Group, Inc. 10.25% 5/1/07	5,000,000	5,100,000
		14,435,400
Leisure - 0.9%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	11,000,000	11,440,000
Hollywood Entertainment Corp. 9.625% 3/15/11	1,630,000	1,646,300
		13,086,300
Metals/Mining - 1.8%
Compass Minerals Group, Inc. 10% 8/15/11	4,800,000	5,256,000
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	8,520,000	8,307,000
7.5% 11/15/06	3,540,000	3,256,800
P&L Coal Holdings Corp. 8.875% 5/15/08	3,430,000	3,601,500
Phelps Dodge Corp.:
8.75% 6/1/11	345,000	357,075
9.5% 6/1/31	5,230,000	5,308,450
		26,086,825
Paper - 1.3%
Fort James Corp. 6.875% 9/15/07	940,000	883,600
Georgia-Pacific Corp.:
7.5% 5/15/06	360,000	338,400
8.125% 5/15/11	1,170,000	1,099,800
Packaging Corp. of America 9.625% 4/1/09	4,000,000	4,320,000
Riverwood International Corp. 10.625% 8/1/07	3,270,000	3,368,100
Stone Container Corp.:
8.375% 7/1/12	3,350,000	3,437,938
9.75% 2/1/11	4,525,000	4,841,750
World Color Press, Inc. 8.375% 11/15/08	350,000	355,250
		18,644,838
Publishing/Printing - 3.1%
American Color Graphics, Inc. 12.75% 8/1/05	21,340,000	21,126,600
American Media Operations, Inc. 10.25% 5/1/09	5,170,000	5,338,025
R. H. Donnelley Finance Corp. I 10.875% 12/15/12 (e)	3,070,000	3,346,300
World Color Press, Inc. 7.75% 2/15/09	4,855,000	4,855,000
Yell Finance BV 10.75% 8/1/11	9,065,000	9,971,500
		44,637,425
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Railroad - 1.3%
TFM SA de CV yankee:
10.25% 6/15/07	$ 4,670,000	$ 4,389,800
11.75% 6/15/09	15,055,000	14,829,175
		19,218,975
Restaurants - 1.5%
Domino's, Inc. 10.375% 1/15/09	5,130,000	5,540,400
Tricon Global Restaurants, Inc. 8.875% 4/15/11	15,230,000	16,524,550
		22,064,950
Services - 0.4%
Iron Mountain, Inc.:
8.25% 7/1/11	520,000	535,600
8.625% 4/1/13	95,000	99,275
JohnsonDiversey, Inc. 9.625% 5/15/12 (e)	4,845,000	5,087,250
Pierce Leahy Command Co. yankee 8.125% 5/15/08	475,000	485,688
		6,207,813
Shipping - 0.3%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	2,310,000	1,778,700
10.25% 11/15/06	4,980,000	3,137,400
		4,916,100
Steels - 0.1%
Steel Dynamics, Inc. 9.5% 3/15/09	655,000	687,750
Technology - 2.1%
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	960,000	979,200
Fairchild Semiconductor Corp. 10.5% 2/1/09	1,840,000	1,996,400
Fisher Scientific International, Inc.:
8.125% 5/1/12	3,940,000	4,058,200
9% 2/1/08	475,000	495,188
Flextronics International Ltd. yankee 9.875% 7/1/10	6,730,000	7,268,400
Micron Technology, Inc. 6.5% 9/30/05 (g)	10,000,000	8,650,000
Sanmina-SCI Corp. 10.375% 1/15/10 (e)	3,320,000	3,353,200
Seagate Technology HDD Holdings 8% 5/15/09 (e)	3,850,000	3,927,000
		30,727,588

	Principal Amount	Value (Note 1)
Telecommunications - 12.4%
American Tower Corp. 9.375% 2/1/09	$ 3,215,000	$ 2,539,850
AT&T Wireless Services, Inc. 7.875% 3/1/11	7,475,000	7,512,375
Crown Castle International Corp.:
9.375% 8/1/11	9,200,000	7,544,000
9.5% 8/1/11	700,000	563,500
10.75% 8/1/11	2,835,000	2,466,450
EchoStar DBS Corp. 10.375% 10/1/07	14,995,000	16,044,650
Millicom International Cellular SA yankee 13.5% 6/1/06	4,250,000	2,040,000
Nextel Communications, Inc.:
9.375% 11/15/09	14,700,000	13,303,500
9.5% 2/1/11	13,740,000	12,366,000
12% 11/1/08	2,495,000	2,445,100
Orange PLC yankee 9% 6/1/09	9,700,000	10,185,000
Orbital Imaging Corp.:
11.625% 3/1/05 (c)	7,110,000	1,350,900
11.625% 3/1/05 (c)	3,680,000	699,200
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	670,000	619,750
PTC International Finance BV yankee 10.75% 7/1/07	1,580,000	1,643,200
PTC International Finance II SA yankee 11.25% 12/1/09	11,000,000	11,660,000
Qwest Capital Funding, Inc.:
5.875% 8/3/04	3,325,000	2,859,500
7% 8/3/09	3,095,000	2,073,650
7.25% 2/15/11	8,195,000	5,408,700
7.625% 8/3/21	1,160,000	678,600
7.75% 8/15/06	3,020,000	2,174,400
7.9% 8/15/10	2,730,000	1,829,100
Qwest Corp.:
8.875% 3/15/12 (e)	9,550,000	9,263,500
8.875% 3/15/12 (e)	5,295,000	5,136,150
Rogers Cantel, Inc. yankee 9.375% 6/1/08	3,060,000	2,876,400
Rogers Wireless, Inc. 9.625% 5/1/11	9,175,000	8,670,375
Satelites Mexicanos SA de CV 5.88% 6/30/04 (e)(f)	10,493,000	7,869,750
TeleCorp PCS, Inc. 0% 4/15/09 (d)	2,723,000	2,546,005
Tritel PCS, Inc. 0% 5/15/09 (d)	4,815,000	4,502,025
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Telecommunications - continued
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	$ 7,065,000	$ 5,652,000
6.375% 7/15/08	1,735,000	1,110,400
6.5% 11/15/18	1,125,000	596,250
6.875% 7/15/28	13,080,000	7,455,600
U.S. West Communications 7.2% 11/1/04	4,315,000	4,099,250
WorldCom, Inc.:
7.5% 5/15/11 (c)	36,095,000	8,301,850
8.25% 5/15/31 (c)	9,885,000	2,273,550
		178,360,530
Textiles & Apparel - 0.5%
Levi Strauss & Co. 12.25% 12/15/12 (e)	7,280,000	7,170,800
TOTAL NONCONVERTIBLE BONDS		1,231,529,096
TOTAL CORPORATE BONDS (Cost $1,304,295,827)		1,281,352,818
Commercial Mortgage Securities - 0.8%

Commercial Mortgage Asset Trust Series 1999-C1 Class F, 6.25% 1/17/32 (e)	4,750,000	3,857,149
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.9833% 4/25/21 (e)(f)	882,128	785,094
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.3028% 11/18/31 (e)(f)	4,500,000	4,491,035
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (e)	2,553,000	2,087,477
Structured Asset Securities Corp. Series 1994-C1 Class F, 6.87% 8/25/26	588,127	588,127
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $9,973,161)		11,808,882
Common Stocks - 0.5%
	Shares
Capital Goods - 0.0%
Tokheim Corp. (a)	135,835	6,792

	Shares	Value (Note 1)
Diversified Financial Services - 0.0%
Delta Financial Corp. warrants 12/21/10 (a)	14,310	$ 143
Delta Funding Residual Exchange Co. LLC Class A (membership interest) (a)	1,350	243,000
Delta Funding Residual Management, Inc. (a)	1,350	14
ECM Corp. LP (e)	3,000	258,000
		501,157
Healthcare - 0.0%
Mariner Health Care, Inc. (a)	9,583	60,373
Mariner Health Care, Inc. warrants 5/1/04 (a)	9,049	48,865
Wright Medical Technology, Inc. warrants 6/30/03 (a)	3,212	32
		109,270
Homebuilding/Real Estate - 0.4%
Swerdlow Real Estate Group LLC	159,600	5,660,453
Hotels - 0.0%
MOA Hospitality, Inc.	3,000	12,000
Technology - 0.0%
Ampex Corp. Class A (a)	9,600	0
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Class B	48,889	941,113
TOTAL COMMON STOCKS (Cost $23,687,242)		7,230,785
Nonconvertible Preferred Stocks - 2.7%

Diversified Financial Services - 0.6%
American Annuity Group Capital Trust II $88.75	8,910	9,206,703
Delta Financial Corp. Series A, $10.00	1,350	27,000
		9,233,703
Healthcare - 0.4%
Fresenius Medical Care Capital Trust II $78.75	5,260	5,242,248
Technology - 0.0%
Ampex Corp. 8% non-cumulative (redeemable preferred)	314	244,920
Telecommunications - 1.7%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	15,265	1,373,850
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	649	616,550
Series E, $111.25 pay-in-kind	25,523	22,460,229
		24,450,629
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $48,070,838)		39,171,500
Floating Rate Loans - 1.0%
	Principal Amount	Value (Note 1)
Diversified Financial Services - 0.6%
Olympus Cable Holdings LLC:
Tranche A term loan 0% 6/30/10 (f)	$ 5,500,000	$ 4,345,000
Tranche B term loan 6.25% 9/30/10 (f)	5,000,000	4,050,000
		8,395,000
Electric Utilities - 0.4%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (f)	3,260,000	3,455,600
Sierra Pacific Power Co. term loan 10.5% 10/31/05 (f)	2,800,000	2,779,000
		6,234,600
TOTAL FLOATING RATE LOANS (Cost $14,437,812)		14,629,600
Money Market Funds - 4.2%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $60,973,681)	60,973,681	60,973,681
Cash Equivalents - 0.2%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.09%, dated 12/31/02 due 1/2/03) (Cost $2,226,000)	$ 2,226,134	2,226,000
TOTAL INVESTMENT PORTFOLIO - 98.5% (Cost $1,463,664,561)		1,417,393,266
NET OTHER ASSETS - 1.5%		21,157,216
NET ASSETS - 100%		$ 1,438,550,482
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $164,176,070 or 11.4% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 10/7/99	$ 7,794,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,300,064,470 and $1,245,208,977, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,675 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,650,000 or 0.6% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $17,936,000. The weighted average interest rate was 1.51%. At period end there were no interfund loans outstanding.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.2%
Canada	3.4
Mexico	2.1
Luxembourg	1.4
Marshall Islands	1.2
United Kingdom	1.1
Bahamas (Nassau)	1.0
Others (individually less than 1%)	1.6
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $14,629,600 or 1.0% of net assets.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $1,317,999,000 of which $78,331,000, $378,633,000, $772,554,000 and $88,481,000 will expire on December 31, 2007, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $2,226,000) (cost $1,463,664,561) - See accompanying schedule		$ 1,417,393,266
Receivable for investments sold		3,072,184
Receivable for fund shares sold		4,309,771
Dividends receivable		415,946
Interest receivable		29,023,858
Total assets		1,454,215,025

Liabilities
Payable to custodian bank	$ 58,946
Payable for investments purchased	13,416,670
Payable for fund shares redeemed	1,270,613
Accrued management fee	690,389
Distribution fees payable	27,991
Other payables and accrued expenses	199,934
Total liabilities		15,664,543

Net Assets		$ 1,438,550,482
Net Assets consist of:
Paid in capital		$ 2,671,603,867
Undistributed net investment income		174,309,747
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,361,092,036)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(46,271,096)
Net Assets		$ 1,438,550,482
Initial Class: Net Asset Value, offering price and redemption price per share ($1,145,562,290 ÷ 193,043,593 shares)		$ 5.93

Service Class: Net Asset Value, offering price and redemption price per share ($260,488,955 ÷ 44,102,888 shares)		$ 5.91

Service Class 2: Net Asset Value, offering price and redemption price per share ($32,499,237 ÷ 5,539,955 shares)		$ 5.87

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 5,428,806
Interest		127,427,485
Total income		132,856,291

Expenses
Management fee	$ 7,993,698
Transfer agent fees	982,279
Distribution fees	290,573
Accounting fees and expenses	429,973
Non-interested trustees' compensation	4,979
Custodian fees and expenses	46,313
Audit	45,724
Legal	14,993
Interest	7,517
Miscellaneous	111,919
Total expenses before reductions	9,927,968
Expense reductions	(9,219)	9,918,749
Net investment income (loss)		122,937,542
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(134,391,326)
Foreign currency transactions	(76)
Total net realized gain (loss)		(134,391,402)
Change in net unrealized appreciation (depreciation) on: Investment securities	61,338,512
Assets and liabilities in foreign currencies	274
Total change in net unrealized appreciation (depreciation)		61,338,786
Net gain (loss)		(73,052,616)
Net increase (decrease) in net assets resulting from operations		$ 49,884,926

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 122,937,542	$ 195,916,081
Net realized gain (loss)	(134,391,402)	(848,680,562)
Change in net unrealized appreciation (depreciation)	61,338,786	459,973,759
Net increase (decrease) in net assets resulting from operations	49,884,926	(192,790,722)
Distributions to shareholders from net investment income	(146,986,706)	(225,311,206)
Share transactions - net increase (decrease)	83,855,103	170,357,427
Total increase (decrease) in net assets	(13,246,677)	(247,744,501)

Net Assets
Beginning of period	1,451,797,159	1,699,541,660
End of period (including undistributed net investment income of $174,309,747 and undistributed net investment income of $265,180,350, respectively)	$ 1,438,550,482	$ 1,451,797,159
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	161,830,537	33,051,621	6,046,991
Reinvested	21,420,774	4,185,869	334,655
Redeemed	(177,635,347)	(29,816,724)	(3,438,673)
Net increase (decrease)	5,615,964	7,420,766	2,942,973
Dollars
Sold	$ 928,948,274	$ 187,453,912	$ 33,996,291
Reinvested	121,455,787	23,650,162	1,880,757
Redeemed	(1,024,045,741)	(170,105,252)	(19,379,087)
Net increase (decrease)	$ 26,358,320	$ 40,998,822	$ 16,497,961

Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	144,472,534	28,397,679	2,198,430
Reinvested	24,517,471	3,882,761	94,413
Redeemed	(160,943,304)	(23,505,039)	(278,883)
Net increase (decrease)	8,046,701	8,775,401	2,013,960
Dollars
Sold	$ 1,039,766,530	$ 203,316,935	$ 15,105,054
Reinvested	193,933,192	30,634,983	743,031
Redeemed	(1,145,326,697)	(165,986,997)	(1,828,604)
Net increase (decrease)	$ 88,373,025	$ 67,964,921	$ 14,019,481

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 121,455,786	$ 23,650,162	$ 1,880,758
From net realized gain	-	-	-
Total	$ 121,455,786	$ 23,650,162	$ 1,880,758

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 193,933,192	$ 30,634,983	$ 743,031
From net realized gain	-	-	-
Total	$ 193,933,192	$ 30,634,983	$ 743,031

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 6.41	$ 8.18	$ 11.32	$ 11.53	$ 13.58
Income from Investment Operations
Net investment income (loss) C	.513	.849 E	1.123	1.095	1.111
Net realized and unrealized gain (loss)	(.323)	(1.619) E	(3.513)	(.195)	(1.591)
Total from investment operations	.190	(.770)	(2.390)	.900	(.480)
Distributions from net investment income	(.670)	(1.000)	(.750)	(1.075)	(.970)
Distributions from net realized gain	-	-	-	(.030)	(.600)
Distributions in excess of net realized gain	-	-	-	(.005)	-
Total distributions	(.670)	(1.000)	(.750)	(1.110)	(1.570)
Net asset value, end of period	$ 5.93	$ 6.41	$ 8.18	$ 11.32	$ 11.53
Total Return A,B	3.44%	(11.73)%	(22.54)%	8.25%	(4.33)%
Ratios to Average Net Assets D
Expenses before expense reductions	.70%	.71%	.68%	.69%	.70%
Expenses net of voluntary waivers, if any	.70%	.71%	.68%	.69%	.70%
Expenses net of all reductions	.70%	.70%	.68%	.69%	.70%
Net investment income (loss)	8.95%	12.08% E	11.38%	9.80%	9.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,145,562	$ 1,201,085	$ 1,467,250	$ 2,257,610	$ 2,348,954
Portfolio turnover rate	96%	138%	68%	82%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 6.38	$ 8.15	$ 11.29	$ 11.52	$ 13.57
Income from Investment Operations
Net investment income (loss) C	.505	.833 E	1.102	1.074	1.082
Net realized and unrealized gain (loss)	(.305)	(1.613) E	(3.502)	(.194)	(1.562)
Total from investment operations	.200	(.780)	(2.400)	.880	(.480)
Distributions from net investment income	(.670)	(.990)	(.740)	(1.075)	(.970)
Distributions from net realized gain	-	-	-	(.030)	(.600)
Distributions in excess of net realized gain	-	-	-	(.005)	-
Total distributions	(.670)	(.990)	(.740)	(1.110)	(1.570)
Net asset value, end of period	$ 5.91	$ 6.38	$ 8.15	$ 11.29	$ 11.52
Total Return A,B	3.62%	(11.90)%	(22.68)%	8.08%	(4.34)%
Ratios to Average Net Assets D
Expenses before expense reductions	.80%	.81%	.78%	.79%	.82%
Expenses net of voluntary waivers, if any	.80%	.81%	.78%	.79%	.82%
Expenses net of all reductions	.80%	.81%	.78%	.79%	.82%
Net investment income (loss)	8.85%	11.97% E	11.28%	9.69%	9.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 260,489	$ 234,204	$ 227,549	$ 253,972	$ 129,587
Portfolio turnover rate	96%	138%	68%	82%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.36	$ 8.13	$ 11.14
Income from Investment Operations
Net investment income (loss) E	.489	.788 H	.936
Net realized and unrealized gain (loss)	(.309)	(1.568) H	(3.206)
Total from investment operations	.180	(.780)	(2.270)
Distributions from net investment income	(.670)	(.990)	(.740)
Net asset value, end of period	$ 5.87	$ 6.36	$ 8.13
Total Return B,C,D	3.30%	(11.93)%	(21.83)%
Ratios to Average Net Assets G
Expenses before expense reductions	.97%	.98%	1.01% A
Expenses net of voluntary waivers, if any	.97%	.98%	1.01% A
Expenses net of all reductions	.97%	.98%	1.01% A
Net investment income (loss)	8.68%	11.81% H	11.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,499	$ 16,508	$ 4,742
Portfolio turnover rate	96%	138%	68%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Index 500 - Service Class	-22.32%	-0.89%	9.02%
S&P 500®	-22.10%	-0.59%	9.34%
Variable Annuity S&P 500 Index Objective Funds Average	-22.43%	-0.86%	9.01%
Variable Annuity S&P 500 Index Classification Funds Average	-22.43%	-0.86%	9.01%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Jacques Perold became Portfolio Manager of Index 500 Portfolio on January 13, 2003.

Q. How did the fund perform, Jacques?

A. For the 12-month period that ended December 31, 2002, the fund's performance closely tracked that of its benchmark, the Standard & Poor's 500 Index, which lost 22.10%. The fund's results also were in line with its Lipper Inc. peer group, the variable annuity S&P 500 index objective funds average which fell 22.43% during the same time frame.

Q. How would you describe the stock market environment in 2002?

A. When the year began, analysts noted that the stock market, which lost ground in 2000 and 2001, hadn't fallen in three straight years since 1939-1941. Yet a third straight decline for the market is exactly what happened in 2002. The decline was surprisingly broad-based, with so-called blue chips such as Intel and Home Depot losing more than half their value during 2002. In fact, a number of formerly successful stocks - including Palm, Sapient and WorldCom - were dropped from the S&P 500 index because of their shrinking market value. Stocks fell for a variety of reasons. The economy, though no longer in recession, continued to struggle despite historically low interest rates and still-robust consumer spending. Questionable accounting practices of numerous companies came to light, with WorldCom being the most notable example. WorldCom drove itself into bankruptcy, a status it shared with companies such as Kmart, US Airways, United Airlines and others struggling to survive in the difficult economic environment. Finally, world events helped depress stock prices, as investors grew increasingly concerned about the potential for war in Iraq. Despite these negative influences, the fourth quarter was a significant bright spot for the market, which rose 8% between October and December.

Q. Which stocks most helped index returns?

A. In an environment where the broader market moved sharply lower, few stocks in the S&P 500 enjoyed positive results. Many of those that did were in the banking sector. For example, the index was boosted by Bank of America, Wells Fargo and Wachovia. Companies such as these, with substantial consumer banking operations, benefited from continued low interest rates, which encouraged homeowners to refinance existing mortgages. In the pharmaceutical industry, Pharmacia was another positive performer. The market responded very favorably when the company announced its pending acquisition by competitor Pfizer. Household products maker Procter & Gamble also contributed to fund results, thanks to its steady earnings despite the uncertain investing environment. Two other stocks - Boston Scientific and Newmont Mining - substantially helped results during 2002, despite representing just a very small portion of the index. Boston Scientific, which makes medical supplies for minimally invasive surgeries, benefited greatly from receiving regulatory approval for a popular coronary stent system. Newmont Mining, the world's largest gold mining company, performed well as investors prized gold as a potential hedge against market declines.

Q. Can you give examples of stocks that dragged down performance?

A. Pfizer, a leading pharmaceutical company, had a negative impact on overall results. Pfizer's stock price, ironically, was hurt when the company announced its intended acquisition of Pharmacia, the same company I cited earlier as benefiting from the merger announcement. Investors believed that Pharmacia was getting the better half of the deal. A number of leading technology companies - including Intel, Microsoft and IBM - all declined, as investor sentiment about tech stocks remained bleak for the majority of the year. AOL Time Warner also was a big disappointment. Besides being hard hit by the continued slowdown in advertising spending, the company also faced nagging questions about its financial statements. Tyco International was another poor performer; it suffered first from accounting questions, then from a corporate governance scandal involving its former CEO. The biggest detractor from fund performance, however, was General Electric. As with many other conglomerates in 2002, investors developed concerns about the complexity of the company's accounting statements and whether that complexity could be used to mask financial troubles.

Q. What's your outlook, Jacques?

A. Many of the same analysts who stressed that the market hadn't fallen in three straight years since 1941 are now pointing out that it's been 71 years since the market last declined in four consecutive years. But as recent events prove, it's impossible to predict what will happen in the market - especially over the short term. Whether stocks will recover next week, next month or next year, I can't say. But I'm comforted by the market's long-term track record, which, despite many stops and starts, has been steadily upward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide returns that correspond to those of the S&P 500 index

Start date: August 27, 1992

Size: as of December 31, 2002, more than
$2.5 billion

Manager: Jacques Perold, since January 2003; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investment Summary

Top Ten Stocks as of December 31, 2002
% of fund's net assets
Microsoft Corp.	3.4
General Electric Co.	2.9
Exxon Mobil Corp.	2.9
Wal-Mart Stores, Inc.	2.7
Pfizer, Inc.	2.3
Citigroup, Inc.	2.2
Johnson & Johnson	2.0
American International Group, Inc.	1.8
International Business Machines Corp.	1.6
Merck & Co., Inc.	1.6
23.4
Market Sectors as of December 31, 2002
% of fund's net assets
Financials	20.4
Health Care	14.8
Information Technology	14.2
Consumer Discretionary	13.3
Industrials	11.5
Consumer Staples	9.4
Energy	6.0
Telecommunication Services	4.2
Materials	2.8
Utilities	2.8

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.3%
Auto Components - 0.2%
Cooper Tire & Rubber Co.	22,593	$ 346,577
Dana Corp.	45,608	536,350
Delphi Corp.	172,509	1,388,697
Goodyear Tire & Rubber Co.	55,641	378,915
Johnson Controls, Inc.	27,397	2,196,417
Visteon Corp.	40,161	279,521
		5,126,477
Automobiles - 0.6%
Ford Motor Co.	564,748	5,252,156
General Motors Corp.	176,409	6,502,436
Harley-Davidson, Inc.	93,769	4,332,128
		16,086,720
Distributors - 0.1%
Genuine Parts Co.	53,878	1,659,442
Hotels, Restaurants & Leisure - 1.0%
Carnival Corp.	182,540	4,554,373
Darden Restaurants, Inc.	53,226	1,088,472
Harrah's Entertainment, Inc. (a)	34,317	1,358,953
Hilton Hotels Corp.	115,599	1,469,263
International Game Technology (a)	26,895	2,041,868
Marriott International, Inc. Class A	74,646	2,453,614
McDonald's Corp.	395,825	6,364,866
Starbucks Corp. (a)	120,562	2,457,054
Starwood Hotels & Resorts Worldwide, Inc. unit	61,285	1,454,906
Wendy's International, Inc.	35,993	974,331
Yum! Brands, Inc. (a)	92,252	2,234,343
		26,452,043
Household Durables - 0.5%
American Greetings Corp. Class A	20,229	319,618
Black & Decker Corp.	24,759	1,061,914
Centex Corp.	19,246	966,149
Fortune Brands, Inc.	46,255	2,151,320
KB Home	15,598	668,374
Leggett & Platt, Inc.	60,784	1,363,993
Maytag Corp.	24,065	685,853
Newell Rubbermaid, Inc.	82,282	2,495,613
Pulte Homes, Inc.	19,132	915,849
Snap-On, Inc.	17,943	504,378
The Stanley Works	26,253	907,829
Tupperware Corp.	18,052	272,224
Whirlpool Corp.	21,126	1,103,200
		13,416,314
Internet & Catalog Retail - 0.3%
eBay, Inc. (a)	95,300	6,463,246
Leisure Equipment & Products - 0.3%
Brunswick Corp.	27,760	551,314
Eastman Kodak Co.	90,435	3,168,842

	Shares	Value (Note 1)
Hasbro, Inc.	53,474	$ 617,625
Mattel, Inc.	135,412	2,593,140
		6,930,921
Media - 4.0%
AOL Time Warner, Inc. (a)	1,376,239	18,028,731
Clear Channel Communications, Inc. (a)	188,945	7,045,759
Comcast Corp. Class A (a)	712,522	16,794,144
Dow Jones & Co., Inc.	26,007	1,124,283
Gannett Co., Inc.	83,991	6,030,554
Interpublic Group of Companies, Inc.	119,686	1,685,179
Knight-Ridder, Inc.	25,763	1,629,510
McGraw-Hill Companies, Inc.	60,136	3,634,620
Meredith Corp.	15,254	627,092
Omnicom Group, Inc.	58,479	3,777,743
The New York Times Co. Class A	46,934	2,146,292
TMP Worldwide, Inc. (a)	35,360	399,922
Tribune Co.	93,621	4,256,011
Univision Communications, Inc. Class A (a)	68,676	1,682,562
Viacom, Inc. Class B (non-vtg.) (a)	547,870	22,331,181
Walt Disney Co.	642,617	10,481,083
		101,674,666
Multiline Retail - 3.9%
Big Lots, Inc. (a)	35,910	475,089
Costco Wholesale Corp. (a)	140,485	3,942,009
Dillard's, Inc. Class A	25,862	410,171
Dollar General Corp.	102,633	1,226,464
Family Dollar Stores, Inc.	53,213	1,660,778
Federated Department Stores, Inc. (a)	61,836	1,778,403
JCPenney Co., Inc.	82,061	1,888,224
Kohl's Corp. (a)	104,156	5,827,528
Nordstrom, Inc.	43,881	832,423
Sears, Roebuck & Co.	104,927	2,513,002
Target Corp.	280,894	8,426,820
The May Department Stores Co.	88,517	2,034,121
Wal-Mart Stores, Inc.	1,369,750	69,186,073
		100,201,105
Specialty Retail - 2.1%
AutoZone, Inc. (a)	32,458	2,293,158
Bed Bath & Beyond, Inc. (a)	90,086	3,110,670
Best Buy Co., Inc. (a)	99,102	2,393,313
Circuit City Stores, Inc. - Circuit City Group	64,891	481,491
Gap, Inc.	273,339	4,242,221
Home Depot, Inc.	732,766	17,557,073
Limited Brands, Inc.	152,713	2,127,292
Lowe's Companies, Inc.	241,102	9,041,325
Office Depot, Inc. (a)	95,333	1,407,115
RadioShack Corp.	52,864	990,671
Sherwin-Williams Co.	47,012	1,328,089
Staples, Inc. (a)	144,152	2,637,982
Tiffany & Co., Inc.	44,872	1,072,890
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	169,036	$ 3,299,583
Toys 'R' Us, Inc. (a)	64,841	648,410
		52,631,283
Textiles Apparel & Luxury Goods - 0.3%
Jones Apparel Group, Inc. (a)	39,767	1,409,342
Liz Claiborne, Inc.	33,000	978,450
NIKE, Inc. Class B	82,612	3,673,756
Reebok International Ltd. (a)	18,625	547,575
VF Corp.	33,821	1,219,247
		7,828,370
TOTAL CONSUMER DISCRETIONARY		338,470,587
CONSUMER STAPLES - 9.4%
Beverages - 3.0%
Adolph Coors Co. Class B	11,343	694,759
Anheuser-Busch Companies, Inc.	269,060	13,022,504
Brown-Forman Corp. Class B (non-vtg.)	21,203	1,385,828
Coca-Cola Enterprises, Inc.	139,243	3,024,358
Pepsi Bottling Group, Inc.	88,520	2,274,964
PepsiCo, Inc.	535,910	22,626,120
The Coca-Cola Co.	770,344	33,756,474
		76,785,007
Food & Drug Retailing - 1.2%
Albertson's, Inc.	124,999	2,782,478
CVS Corp.	121,152	3,025,165
Kroger Co. (a)	242,199	3,741,975
Safeway, Inc. (a)	143,263	3,346,624
SUPERVALU, Inc.	41,644	687,542
Sysco Corp.	205,910	6,134,059
Walgreen Co.	317,331	9,262,892
Winn-Dixie Stores, Inc.	43,205	660,172
		29,640,907
Food Products - 1.4%
Archer-Daniels-Midland Co.	202,352	2,509,165
Campbell Soup Co.	127,361	2,989,163
ConAgra Foods, Inc.	166,780	4,171,168
Del Monte Foods Co. (a)	363	2,795
General Mills, Inc.	114,208	5,362,066
H.J. Heinz Co.	109,006	3,583,027
Hershey Foods Corp.	42,417	2,860,602
Kellogg Co.	127,277	4,361,783
Sara Lee Corp.	243,508	5,481,365
Wm. Wrigley Jr. Co.	69,952	3,838,966
		35,160,100
Household Products - 2.1%
Clorox Co.	70,962	2,927,183
Colgate-Palmolive Co.	167,449	8,779,351

	Shares	Value (Note 1)
Kimberly-Clark Corp.	159,393	$ 7,566,386
Procter & Gamble Co.	402,736	34,611,132
		53,884,052
Personal Products - 0.6%
Alberto-Culver Co. Class B	17,940	904,176
Avon Products, Inc.	72,617	3,911,878
Gillette Co.	335,008	10,170,843
		14,986,897
Tobacco - 1.1%
Philip Morris Companies, Inc.	641,925	26,017,220
RJ Reynolds Tobacco Holdings, Inc.	28,700	1,208,557
UST, Inc.	54,474	1,821,066
		29,046,843
TOTAL CONSUMER STAPLES		239,503,806
ENERGY - 6.0%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	104,054	3,349,498
BJ Services Co. (a)	48,600	1,570,266
Halliburton Co.	134,877	2,523,549
Nabors Industries Ltd. (a)	44,717	1,577,169
Noble Corp. (a)	41,560	1,460,834
Rowan Companies, Inc.	29,301	665,133
Schlumberger Ltd. (NY Shares)	181,190	7,626,287
Transocean, Inc.	98,670	2,289,144
		21,061,880
Oil & Gas - 5.2%
Amerada Hess Corp.	28,054	1,544,373
Anadarko Petroleum Corp.	77,603	3,717,184
Apache Corp.	45,048	2,567,286
Ashland, Inc.	21,775	621,241
Burlington Resources, Inc.	62,958	2,685,159
ChevronTexaco Corp.	331,918	22,065,909
ConocoPhillips	210,385	10,180,530
Devon Energy Corp.	49,010	2,249,559
EOG Resources, Inc.	36,601	1,461,112
Exxon Mobil Corp.	2,088,070	72,957,166
Kerr-McGee Corp.	31,610	1,400,323
Marathon Oil Corp.	97,768	2,081,481
Occidental Petroleum Corp.	117,605	3,345,862
Sunoco, Inc.	24,783	822,300
Unocal Corp.	80,742	2,469,090
		130,168,575
TOTAL ENERGY		151,230,455
FINANCIALS - 20.4%
Banks - 7.4%
AmSouth Bancorp.	110,646	2,124,403
Bank of America Corp.	464,598	32,322,083
Bank of New York Co., Inc.	223,432	5,353,431
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Bank One Corp.	370,123	$ 13,527,996
BB&T Corp.	146,953	5,435,791
Charter One Financial, Inc.	70,844	2,035,348
Comerica, Inc.	53,913	2,331,198
Fifth Third Bancorp	184,144	10,781,631
First Tennessee National Corp.	39,200	1,408,848
FleetBoston Financial Corp.	322,298	7,831,841
Golden West Financial Corp., Delaware	48,353	3,472,229
Huntington Bancshares, Inc.	74,503	1,393,951
KeyCorp	131,446	3,304,552
Marshall & Ilsley Corp.	65,000	1,779,700
Mellon Financial Corp.	134,026	3,499,419
National City Corp.	187,995	5,136,023
North Fork Bancorp, Inc. New York	50,500	1,703,870
Northern Trust Corp.	68,397	2,397,315
PNC Financial Services Group, Inc.	87,423	3,663,024
Regions Financial Corp.	68,264	2,277,287
SouthTrust Corp.	106,968	2,658,155
SunTrust Banks, Inc.	87,733	4,993,762
Synovus Financial Corp.	91,565	1,776,361
U.S. Bancorp, Delaware	599,419	12,719,671
Union Planters Corp.	61,841	1,740,206
Wachovia Corp.	422,210	15,385,332
Washington Mutual, Inc.	300,905	10,390,250
Wells Fargo & Co.	524,610	24,588,471
Zions Bancorp	28,400	1,117,512
		187,149,660
Diversified Financials - 7.8%
American Express Co.	412,113	14,568,195
Bear Stearns Companies, Inc.	30,759	1,827,085
Capital One Financial Corp.	68,450	2,034,334
Charles Schwab Corp.	424,254	4,603,156
Citigroup, Inc.	1,593,848	56,087,511
Countrywide Credit Industries, Inc.	38,770	2,002,471
Fannie Mae	310,231	19,957,160
Franklin Resources, Inc.	80,888	2,756,663
Freddie Mac	215,702	12,737,203
Goldman Sachs Group, Inc.	149,500	10,180,950
Household International, Inc.	146,988	4,087,736
J.P. Morgan Chase & Co.	624,679	14,992,296
Lehman Brothers Holdings, Inc.	75,736	4,035,971
MBNA Corp.	396,030	7,532,491
Merrill Lynch & Co., Inc.	268,758	10,199,366
Moody's Corp.	48,449	2,000,459
Morgan Stanley	343,222	13,701,422
Principal Financial Group, Inc.	106,500	3,208,845
Providian Financial Corp. (a)	89,326	579,726
SLM Corp.	47,894	4,974,271
State Street Corp.	99,834	3,893,526

	Shares	Value (Note 1)
Stilwell Financial, Inc.	69,519	$ 908,613
T. Rowe Price Group, Inc.	38,280	1,044,278
		197,913,728
Insurance - 4.8%
ACE Ltd.	81,200	2,382,408
AFLAC, Inc.	158,874	4,785,285
Allstate Corp.	218,290	8,074,547
AMBAC Financial Group, Inc.	32,887	1,849,565
American International Group, Inc.	809,736	46,843,228
Aon Corp.	94,048	1,776,567
Cincinnati Financial Corp.	50,269	1,887,601
Hartford Financial Services Group, Inc.	76,553	3,477,803
Jefferson-Pilot Corp.	45,888	1,748,792
John Hancock Financial Services, Inc.	90,367	2,521,239
Lincoln National Corp.	56,564	1,786,291
Loews Corp.	57,645	2,562,897
Marsh & McLennan Companies, Inc.	166,066	7,673,910
MBIA, Inc.	45,616	2,000,718
MetLife, Inc.	215,528	5,827,877
MGIC Investment Corp.	32,067	1,324,367
Progressive Corp.	67,180	3,334,143
Prudential Financial, Inc.	178,200	5,656,068
SAFECO Corp.	41,776	1,448,374
St. Paul Companies, Inc.	69,490	2,366,135
The Chubb Corp.	53,069	2,770,202
Torchmark Corp.	36,633	1,338,203
Travelers Property Casualty Corp. Class B (a)	308,667	4,521,972
UnumProvident Corp.	74,152	1,300,626
XL Capital Ltd. Class A	42,000	3,244,500
		122,503,318
Real Estate - 0.4%
Equity Office Properties Trust	137,700	3,439,746
Equity Residential (SBI)	87,800	2,158,124
Plum Creek Timber Co., Inc.	57,700	1,361,720
Simon Property Group, Inc.	49,600	1,689,872
		8,649,462
TOTAL FINANCIALS		516,216,168
HEALTH CARE - 14.8%
Biotechnology - 1.1%
Amgen, Inc. (a)	399,380	19,306,029
Biogen, Inc. (a)	45,973	1,841,678
Chiron Corp. (a)	61,819	2,324,394
Genzyme Corp. - General Division (a)	66,300	1,960,491
MedImmune, Inc. (a)	77,484	2,105,240
		27,537,832
Health Care Equipment & Supplies - 1.8%
Applera Corp. - Applied Biosystems Group	65,704	1,152,448
Bausch & Lomb, Inc.	17,027	612,972
Baxter International, Inc.	192,556	5,391,568
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Becton, Dickinson & Co.	80,060	$ 2,457,041
Biomet, Inc.	82,088	2,352,642
Boston Scientific Corp. (a)	126,469	5,377,462
C.R. Bard, Inc.	16,172	937,976
Guidant Corp. (a)	95,270	2,939,080
Medtronic, Inc.	376,778	17,181,077
St. Jude Medical, Inc. (a)	55,244	2,194,292
Stryker Corp.	61,505	4,128,216
Zimmer Holdings, Inc. (a)	60,757	2,522,631
		47,247,405
Health Care Providers & Services - 1.8%
Aetna, Inc.	50,565	2,079,233
AmerisourceBergen Corp.	32,831	1,783,052
Anthem, Inc. (a)	43,660	2,746,214
Cardinal Health, Inc.	139,524	8,258,426
CIGNA Corp.	49,532	2,036,756
HCA, Inc.	160,433	6,657,970
Health Management Associates, Inc. Class A	74,400	1,331,760
HealthSouth Corp. (a)	127,827	536,873
Humana, Inc. (a)	54,155	541,550
IMS Health, Inc.	88,674	1,418,784
Manor Care, Inc. (a)	31,519	586,569
McKesson Corp.	89,919	2,430,511
Quest Diagnostics, Inc. (a)	29,030	1,651,807
Quintiles Transnational Corp. (a)	37,279	451,076
Tenet Healthcare Corp. (a)	150,783	2,472,841
UnitedHealth Group, Inc.	93,915	7,841,903
Wellpoint Health Networks, Inc. (a)	44,970	3,200,065
		46,025,390
Pharmaceuticals - 10.1%
Abbott Laboratories	483,898	19,355,920
Allergan, Inc.	40,084	2,309,640
Bristol-Myers Squibb Co.	599,572	13,880,092
Eli Lilly & Co.	348,047	22,100,985
Forest Laboratories, Inc. (a)	55,411	5,442,468
Johnson & Johnson	922,954	49,571,859
King Pharmaceuticals, Inc. (a)	75,079	1,290,608
Merck & Co., Inc.	697,373	39,478,286
Pfizer, Inc.	1,930,176	59,005,480
Pharmacia Corp.	391,811	16,377,700
Schering-Plough Corp.	461,207	10,238,795
Watson Pharmaceuticals, Inc. (a)	33,714	953,095
Wyeth	410,208	15,341,779
		255,346,707
TOTAL HEALTH CARE		376,157,334

	Shares	Value (Note 1)
INDUSTRIALS - 11.5%
Aerospace & Defense - 1.9%
Boeing Co.	259,936	$ 8,575,289
General Dynamics Corp.	62,472	4,958,403
Goodrich Corp.	34,718	636,034
Honeywell International, Inc.	253,548	6,085,152
Lockheed Martin Corp.	140,835	8,133,221
Northrop Grumman Corp.	56,118	5,443,446
Raytheon Co.	124,432	3,826,284
Rockwell Collins, Inc.	56,648	1,317,632
United Technologies Corp.	147,662	9,146,184
		48,121,645
Air Freight & Logistics - 1.1%
FedEx Corp.	92,574	5,019,362
Ryder System, Inc.	20,734	465,271
United Parcel Service, Inc. Class B	346,700	21,869,836
		27,354,469
Airlines - 0.2%
AMR Corp. (a)	47,999	316,793
Delta Air Lines, Inc.	38,094	460,937
Southwest Airlines Co.	239,473	3,328,675
		4,106,405
Building Products - 0.2%
American Standard Companies, Inc. (a)	22,100	1,572,194
Masco Corp.	154,203	3,245,973
		4,818,167
Commercial Services & Supplies - 1.9%
Allied Waste Industries, Inc. (a)	59,699	596,990
Apollo Group, Inc. Class A (a)	54,700	2,406,800
Automatic Data Processing, Inc.	185,828	7,293,749
Avery Dennison Corp.	34,227	2,090,585
Cendant Corp. (a)	321,617	3,370,546
Cintas Corp.	53,365	2,441,449
Concord EFS, Inc. (a)	158,570	2,495,892
Convergys Corp. (a)	54,339	823,236
Deluxe Corp.	19,272	811,351
Equifax, Inc.	44,975	1,040,722
First Data Corp.	235,200	8,328,432
Fiserv, Inc. (a)	59,896	2,033,469
H&R Block, Inc.	55,846	2,245,009
Paychex, Inc.	116,955	3,263,045
Pitney Bowes, Inc.	74,328	2,427,552
R.R. Donnelley & Sons Co.	34,909	759,969
Robert Half International, Inc. (a)	56,076	903,384
Sabre Holdings Corp. Class A (a)	43,434	786,590
Waste Management, Inc.	200,259	4,589,936
		48,708,706
Construction & Engineering - 0.0%
Fluor Corp.	25,416	711,648
McDermott International, Inc. (a)	19,847	86,930
		798,578
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - 0.4%
American Power Conversion Corp. (a)	60,531	$ 917,045
Cooper Industries Ltd. Class A	28,851	1,051,619
Emerson Electric Co.	130,627	6,642,383
Power-One, Inc. (a)	24,539	139,136
Rockwell Automation, Inc.	57,448	1,189,748
Thomas & Betts Corp. (a)	17,997	304,149
		10,244,080
Industrial Conglomerates - 4.0%
3M Co.	120,975	14,916,218
General Electric Co.	3,087,118	75,171,323
Textron, Inc.	42,688	1,835,157
Tyco International Ltd.	617,930	10,554,244
		102,476,942
Machinery - 1.2%
Caterpillar, Inc.	106,679	4,877,364
Crane Co.	18,326	365,237
Cummins, Inc.	12,720	357,814
Danaher Corp.	49,300	3,239,010
Deere & Co.	73,858	3,386,389
Dover Corp.	62,545	1,823,812
Eaton Corp.	21,775	1,700,845
Illinois Tool Works, Inc.	94,773	6,146,977
Ingersoll-Rand Co. Ltd. Class A	51,987	2,238,560
ITT Industries, Inc.	28,317	1,718,559
Navistar International Corp. (a)	18,602	452,215
PACCAR, Inc.	35,747	1,649,009
Pall Corp.	37,676	628,436
Parker Hannifin Corp.	36,204	1,670,091
		30,254,318
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	118,510	3,082,445
CSX Corp.	66,507	1,882,813
Norfolk Southern Corp.	121,165	2,422,088
Union Pacific Corp.	78,649	4,708,716
		12,096,062
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	28,613	1,475,000
TOTAL INDUSTRIALS		290,454,372
INFORMATION TECHNOLOGY - 14.2%
Communications Equipment - 2.0%
ADC Telecommunications, Inc. (a)	251,317	525,253
Andrew Corp. (a)	29,420	302,438
Avaya, Inc. (a)	82,982	203,306
CIENA Corp. (a)	154,200	792,588
Cisco Systems, Inc. (a)	2,242,018	29,370,436
Comverse Technology, Inc. (a)	57,432	575,469
Corning, Inc. (a)	292,259	967,377
JDS Uniphase Corp. (a)	418,061	1,032,611

	Shares	Value (Note 1)
Lucent Technologies, Inc. (a)	1,054,097	$ 1,328,162
Motorola, Inc.	723,924	6,261,943
QUALCOMM, Inc. (a)	240,913	8,766,824
Scientific-Atlanta, Inc.	48,076	570,181
Tellabs, Inc. (a)	126,351	918,572
		51,615,160
Computers & Peripherals - 3.6%
Apple Computer, Inc. (a)	112,216	1,608,055
Dell Computer Corp. (a)	805,958	21,551,317
EMC Corp. (a)	685,733	4,210,401
Gateway, Inc. (a)	100,460	315,444
Hewlett-Packard Co.	952,365	16,533,056
International Business Machines Corp.	524,058	40,614,495
Lexmark International, Inc. Class A (a)	39,362	2,381,401
NCR Corp. (a)	30,552	725,304
Network Appliance, Inc. (a)	105,414	1,054,140
Sun Microsystems, Inc. (a)	1,000,933	3,112,902
		92,106,515
Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc. (a)	143,384	2,575,177
Jabil Circuit, Inc. (a)	60,729	1,088,264
Millipore Corp.	14,935	507,790
Molex, Inc.	59,950	1,381,248
PerkinElmer, Inc.	38,400	316,800
Sanmina-SCI Corp. (a)	161,099	723,335
Solectron Corp. (a)	253,022	898,228
Symbol Technologies, Inc.	72,590	596,690
Tektronix, Inc. (a)	27,419	498,752
Thermo Electron Corp. (a)	52,207	1,050,405
Waters Corp. (a)	41,100	895,158
		10,531,847
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	186,792	3,054,049
IT Consulting & Services - 0.3%
Computer Sciences Corp. (a)	53,569	1,845,452
Electronic Data Systems Corp.	149,562	2,756,428
SunGard Data Systems, Inc. (a)	88,100	2,075,636
Unisys Corp. (a)	100,434	994,297
		7,671,813
Office Electronics - 0.1%
Xerox Corp. (a)	228,163	1,836,712
Semiconductor Equipment & Products - 2.8%
Advanced Micro Devices, Inc. (a)	105,091	678,888
Agere Systems, Inc. Class A (a)	1	1
Altera Corp. (a)	117,267	1,445,902
Analog Devices, Inc. (a)	112,527	2,686,019
Applied Materials, Inc. (a)	508,750	6,629,013
Applied Micro Circuits Corp. (a)	92,488	341,281
Broadcom Corp. Class A (a)	83,440	1,256,606
Intel Corp.	2,066,897	32,181,586
KLA-Tencor Corp. (a)	61,856	2,187,847
Linear Technology Corp.	102,838	2,644,993
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
LSI Logic Corp. (a)	114,170	$ 658,761
Maxim Integrated Products, Inc.	99,507	3,287,711
Micron Technology, Inc. (a)	185,370	1,805,504
National Semiconductor Corp. (a)	55,502	833,085
Novellus Systems, Inc. (a)	44,587	1,252,003
NVIDIA Corp. (a)	46,500	535,215
PMC-Sierra, Inc. (a)	51,324	285,361
QLogic Corp. (a)	28,654	988,850
Teradyne, Inc. (a)	56,164	730,694
Texas Instruments, Inc.	536,530	8,053,315
Xilinx, Inc. (a)	103,652	2,135,231
		70,617,866
Software - 4.9%
Adobe Systems, Inc.	74,134	1,838,597
Autodesk, Inc.	35,838	512,483
BMC Software, Inc. (a)	74,754	1,279,041
Citrix Systems, Inc. (a)	55,018	677,822
Computer Associates International, Inc.	178,302	2,407,077
Compuware Corp. (a)	118,130	567,024
Electronic Arts, Inc. (a)	45,100	2,244,627
Intuit, Inc. (a)	65,145	3,056,603
Mercury Interactive Corp. (a)	26,302	779,854
Microsoft Corp. (a)	1,659,035	85,772,092
Novell, Inc. (a)	105,647	352,861
Oracle Corp. (a)	1,688,149	18,232,009
Parametric Technology Corp. (a)	84,820	213,746
PeopleSoft, Inc. (a)	96,562	1,767,085
Rational Software Corp. (a)	61,000	633,790
Siebel Systems, Inc. (a)	148,157	1,108,214
VERITAS Software Corp. (a)	126,723	1,979,413
		123,422,338
TOTAL INFORMATION TECHNOLOGY		360,856,300
MATERIALS - 2.8%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	70,769	3,025,375
Dow Chemical Co.	282,937	8,403,229
E.I. du Pont de Nemours & Co.	309,540	13,124,496
Eastman Chemical Co.	24,213	890,312
Ecolab, Inc.	40,384	1,999,008
Engelhard Corp.	40,623	907,924
Great Lakes Chemical Corp.	15,978	381,555
Hercules, Inc. (a)	34,938	307,454
International Flavors & Fragrances, Inc.	29,283	1,027,833
Monsanto Co.	81,606	1,570,916
PPG Industries, Inc.	52,718	2,643,808
Praxair, Inc.	50,290	2,905,253

	Shares	Value (Note 1)
Rohm & Haas Co.	68,882	$ 2,237,287
Sigma Aldrich Corp.	22,974	1,118,834
		40,543,284
Construction Materials - 0.0%
Vulcan Materials Co.	31,589	1,184,588
Containers & Packaging - 0.2%
Ball Corp.	17,922	917,427
Bemis Co., Inc.	16,554	821,575
Pactiv Corp. (a)	49,553	1,083,229
Sealed Air Corp.	26,365	983,415
Temple-Inland, Inc.	16,749	750,523
		4,556,169
Metals & Mining - 0.5%
Alcoa, Inc.	262,286	5,974,875
Allegheny Technologies, Inc.	25,837	160,965
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	46,349	777,736
Newmont Mining Corp. Holding Co.	124,126	3,603,378
Nucor Corp.	24,385	1,007,101
Phelps Dodge Corp. (a)	26,759	846,922
United States Steel Corp.	29,649	388,995
Worthington Industries, Inc.	27,091	412,867
		13,172,839
Paper & Forest Products - 0.5%
Boise Cascade Corp.	18,325	462,157
Georgia-Pacific Corp.	71,818	1,160,579
International Paper Co.	149,714	5,235,499
Louisiana-Pacific Corp. (a)	33,264	268,108
MeadWestvaco Corp.	62,331	1,540,199
Weyerhaeuser Co.	68,062	3,349,331
		12,015,873
TOTAL MATERIALS		71,472,753
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 3.8%
ALLTEL Corp.	96,861	4,939,911
AT&T Corp.	235,926	6,160,028
BellSouth Corp.	577,690	14,944,840
CenturyTel, Inc.	45,463	1,335,703
Citizens Communications Co.	89,018	939,140
Qwest Communications International, Inc. (a)	536,829	2,684,145
SBC Communications, Inc.	1,028,670	27,887,244
Sprint Corp. - FON Group	279,241	4,043,410
Verizon Communications, Inc.	847,119	32,825,861
		95,760,282
Wireless Telecommunication Services - 0.4%
AT&T Wireless Services, Inc. (a)	842,500	4,760,125
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. Class A (a)	298,876	$ 3,452,018
Sprint Corp. - PCS Group Series 1 (a)	312,296	1,367,856
		9,579,999
TOTAL TELECOMMUNICATION SERVICES		105,340,281
UTILITIES - 2.8%
Electric Utilities - 2.2%
Allegheny Energy, Inc.	39,757	300,563
Ameren Corp.	44,883	1,865,786
American Electric Power Co., Inc.	105,439	2,881,648
Centerpoint Energy, Inc.	95,239	809,532
Cinergy Corp.	52,028	1,754,384
CMS Energy Corp.	46,007	434,306
Consolidated Edison, Inc.	66,257	2,837,125
Constellation Energy Group, Inc.	51,490	1,432,452
Dominion Resources, Inc.	92,825	5,096,093
DTE Energy Co.	52,146	2,419,574
Edison International (a)	102,286	1,212,089
Entergy Corp.	69,550	3,170,785
Exelon Corp.	99,605	5,256,156
FirstEnergy Corp.	92,571	3,052,066
FPL Group, Inc.	55,118	3,314,245
PG&E Corp. (a)	121,980	1,695,522
Pinnacle West Capital Corp.	26,781	912,964
PPL Corp.	47,753	1,656,074
Progress Energy, Inc.	71,202	3,086,607
Public Service Enterprise Group, Inc.	65,990	2,118,279
Southern Co.	218,745	6,210,171
TECO Energy, Inc.	48,000	742,560
TXU Corp.	104,982	1,961,064
Xcel Energy, Inc.	121,651	1,338,161
		55,558,206
Gas Utilities - 0.3%
KeySpan Corp.	44,269	1,560,040
Kinder Morgan, Inc.	38,643	1,633,440
Nicor, Inc.	14,071	478,836
NiSource, Inc.	76,265	1,525,300
Peoples Energy Corp.	11,341	438,330
Sempra Energy	64,097	1,515,894
		7,151,840
Multi-Utilities & Unregulated Power - 0.3%
AES Corp. (a)	170,883	516,067
Calpine Corp. (a)	97,810	318,861
Duke Energy Corp.	271,527	5,305,638
Dynegy, Inc. Class A	92,641	109,316
El Paso Corp.	184,362	1,283,160

	Shares	Value (Note 1)
Mirant Corp. (a)	128,378	$ 242,634
Williams Companies, Inc.	133,018	359,149
		8,134,825
TOTAL UTILITIES		70,844,871
TOTAL COMMON STOCKS (Cost $2,346,052,174)		2,520,546,927
U.S. Treasury Obligations - 0.5%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.16% to 1.61% 1/2/03 to 3/20/03 (c) (Cost $12,494,839)	$ 12,518,000	12,496,845
Money Market Funds - 2.1%
	Shares
Deutsche Daily Assets Fund Institutional, 1.52% (b) (Cost $52,310,180)	52,310,180	52,310,180
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,410,857,193)		2,585,353,952
NET OTHER ASSETS - (2.0)%		(49,573,281)
NET ASSETS - 100%		$ 2,535,780,671
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
76 S&P 500 Index Contracts	March 2003	$ 16,699,100	$ (247,292)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,045,375.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $201,681,536 and $340,561,335, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,228 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $12,809,000. The weighted average interest rate was 2.16%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $178,357,000 of which $12,929,000, $42,621,000 and $122,807,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $49,925,163) (cost $2,410,857,193) - See accompanying schedule		$ 2,585,353,952
Cash		1,849
Receivable for investments sold		371,402
Receivable for fund shares sold		3,075,153
Dividends receivable		4,045,556
Receivable for daily variation on futures contracts		25,027
Receivable from investment adviser for expense reductions		72,653
Other receivables		58,037
Total assets		2,593,003,629

Liabilities
Payable for fund shares redeemed	$ 4,050,392
Accrued management fee	521,158
Distribution fees payable	7,384
Other payables and accrued expenses	333,844
Collateral on securities loaned, at value	52,310,180
Total liabilities		57,222,958

Net Assets		$ 2,535,780,671
Net Assets consist of:
Paid in capital		$ 2,501,318,318
Undistributed net investment income		39,666,152
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(179,453,266)
Net unrealized appreciation (depreciation) on investments		174,249,467
Net Assets		$ 2,535,780,671
Initial Class: Net Asset Value, offering price and redemption price per share ($2,497,251,849 ÷ 24,992,696 shares)		$ 99.92

Service Class: Net Asset Value, offering price and redemption price per share ($7,493,812 ÷ 75,137 shares)		$ 99.74

Service Class 2: Net Asset Value, offering price and redemption price per share ($31,035,010 ÷ 312,556 shares)		$ 99.29

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 47,156,647
Interest		356,422
Security lending		565,253
Total income		48,078,322

Expenses
Management fee	$ 7,113,992
Transfer agent fees	2,027,417
Distribution fees	69,474
Accounting and security lending fees	573,775
Non-interested trustees' compensation	10,181
Audit	47,653
Legal	15,596
Interest	4,613
Miscellaneous	107,816
Total expenses before reductions	9,970,517
Expense reductions	(1,603,945)	8,366,572
Net investment income (loss)		39,711,750
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(101,198,317)
Foreign currency transactions	(2,394)
Futures contracts	(3,617,732)
Total net realized gain (loss)		(104,818,443)
Change in net unrealized appreciation (depreciation) on: Investment securities	(705,307,670)
Futures contracts	(578,337)
Total change in net unrealized appreciation (depreciation)		(705,886,007)
Net gain (loss)		(810,704,450)
Net increase (decrease) in net assets resulting from operations		$ (770,992,700)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 39,711,750	$ 39,993,861
Net realized gain (loss)	(104,818,443)	(75,070,584)
Change in net unrealized appreciation (depreciation)	(705,886,007)	(470,213,066)
Net increase (decrease) in net assets resulting from operations	(770,992,700)	(505,289,789)
Distributions to shareholders from net investment income	(39,813,740)	(44,349,182)
Share transactions - net increase (decrease)	(151,386,548)	(101,528,167)
Total increase (decrease) in net assets	(962,192,988)	(651,167,138)

Net Assets
Beginning of period	3,497,973,659	4,149,140,797
End of period (including undistributed net investment income of $39,666,152 and undistributed net investment income of $39,763,829, respectively)	$ 2,535,780,671	$ 3,497,973,659
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	3,790,969	60,557	570,859
Reinvested	321,923	354	1,841
Redeemed	(5,838,189)	(11,000)	(409,561)
Net increase (decrease)	(1,725,297)	49,911	163,139

Dollars Sold	$ 431,128,827	$ 6,939,815	$ 60,711,481
Reinvested	39,545,037	43,491	225,252
Redeemed	(645,993,552)	(1,271,169)	(42,715,730)
Net increase (decrease)	$ (175,319,688)	$ 5,712,137	$ 18,221,003

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	6,184,955	25,891	260,463
Reinvested	292,574	6	464
Redeemed	(7,504,344)	(1,271)	(113,677)
Net increase (decrease)	(1,026,815)	24,626	147,250

Dollars Sold	$ 838,885,942	$ 3,293,163	$ 34,748,747
Reinvested	44,278,192	967	70,023
Redeemed	(1,008,036,633)	(160,944)	(14,607,624)
Net increase (decrease)	$ (124,872,499)	$ 3,133,186	$ 20,211,146

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 39,544,997	$ 43,491	$ 225,252
From net realized gain	-	-	-
Total	$ 39,544,997	$ 43,491	$ 225,252

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 44,278,192	$ 967	$ 70,023
From net realized gain	-	-	-
Total	$ 44,278,192	$ 967	$ 70,023

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 130.08	$ 149.53	$ 167.41	$ 141.24	$ 114.40
Income from Investment Operations
Net investment income (loss) C	1.51	1.48	1.51	1.64	1.65
Net realized and unrealized gain (loss)	(30.18)	(19.34)	(16.99)	26.88	29.70
Total from investment operations	(28.67)	(17.86)	(15.48)	28.52	31.35
Distributions from net investment income	(1.49)	(1.59)	(1.67)	(1.40)	(1.36)
Distributions from net realized gain	-	-	(.73)	(.95)	(3.15)
Total distributions	(1.49)	(1.59)	(2.40)	(2.35)	(4.51)
Net asset value, end of period	$ 99.92	$ 130.08	$ 149.53	$ 167.41	$ 141.24
Total Return A, B	(22.25)%	(12.09)%	(9.30)%	20.52%	28.31%
Ratios to Average Net Assets D
Expenses before expense reductions	.33%	.35%	.33%	.34%	.35%
Expenses net of voluntary waivers, if any	.28%	.28%	.28%	.28%	.28%
Expenses net of all reductions	.28%	.28%	.28%	.28%	.28%
Net investment income (loss)	1.34%	1.09%	.94%	1.09%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,497,252	$ 3,475,357	$ 4,148,728	$ 5,538,735	$ 3,772,068
Portfolio turnover rate	7%	9%	10%	8%	4%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 129.94	$ 149.46	$ 166.69
Income from Investment Operations
Net investment income (loss) E	1.34	1.24	.65
Net realized and unrealized gain (loss)	(30.07)	(19.23)	(17.88)
Total from investment operations	(28.73)	(17.99)	(17.23)
Distributions from net investment income	(1.47)	(1.53)	-
Net asset value, end of period	$ 99.74	$ 129.94	$ 149.46
Total Return B, C, D	(22.32)%	(12.18)%	(10.34)%
Ratios to Average Net Assets G
Expenses before expense reductions	.47%	.56%	.43% A
Expenses net of voluntary waivers, if any	.38%	.38%	.38% A
Expenses net of all reductions	.38%	.38%	.38% A
Net investment income (loss)	1.24%	.99%	.84% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,494	$ 3,278	$ 90
Portfolio turnover rate	7%	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 129.43	$ 149.18	$ 163.25
Income from Investment Operations
Net investment income (loss) E	1.19	1.09	1.04
Net realized and unrealized gain (loss)	(30.00)	(19.23)	(12.71)
Total from investment operations	(28.81)	(18.14)	(11.67)
Distributions from net investment income	(1.33)	(1.61)	(1.67)
Distributions from net realized gain	-	-	(.73)
Total distributions	(1.33)	(1.61)	(2.40)
Net asset value, end of period	$ 99.29	$ 129.43	$ 149.18
Total Return B, C, D	(22.45)%	(12.31)%	(7.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	.60%	.61%	.76% A
Expenses net of voluntary waivers, if any	.53%	.53%	.53% A
Expenses net of all reductions	.53%	.53%	.53% A
Net investment income (loss)	1.09%	.84%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,035	$ 19,338	$ 323
Portfolio turnover rate	7%	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Service Class	-20.34%	-4.04%	4.65%
MSCI EAFE	-15.74%	-2.69%	4.14%
Variable Annuity International Funds Average	-16.53%	-2.28%	5.32%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 23 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the 12 months ending December 31, 2002, the fund underperformed the 15.74% decline for the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The fund's performance also lagged the variable annuity international funds average tracked by Lipper Inc., which dropped 16.53%.

Q. What factors hurt the fund's performance relative to its benchmarks during the past year?

A. Compared to the MSCI EAFE index, the biggest detractor was unfavorable positioning in the financial sector. I underweighted bank stocks because I felt better opportunities for future earnings growth existed in brokerage, investment banking and other diversified financials that had more leverage to global economic improvement. However, few regions showed an increase in economic activity as the period progressed, and investors favored the stable earnings growth of traditional bank stocks, which outperformed diversified financials as a group by nearly 16 percentage points. More specifically, having lower exposure to relatively strong-performing banks, such as U.K.-based HSBC Holdings, hurt the fund's relative return. At the same time, being overweighted in diversified Japanese financials, such as Nikko Cordial and JAFCO, proved disappointing, as each declined more than 27%. Another significant detractor was poor stock selection in health care. Disappointments included an overweighting in Ireland-based pharmaceutical firm Elan, a stock I eliminated from the portfolio, but not before it plummeted on a weak earnings outlook and possible accounting irregularities. Additionally, U.K.-based GlaxoSmithKline suffered from the loss of patent exclusivity on one major drug, antibiotic Augmentin, and potential generic competition for its blockbuster antidepressant, Paxil. In comparison to our peer average, the fund's higher weighting in sectors linked to an uptick in global economic conditions - such as technology - worked against us, as few regional economies showed improvement.

Q. What factors enhanced the fund's relative return?

A. Stock selection within the technology hardware and automobile industries was helpful. Earlier in the period, I significantly increased the fund's weighting in semiconductor stocks after it appeared that the industry's business cycle was improving. A particular standout in this group was South Korea's Samsung Electronics, which, despite giving back some of its gains as the period progressed, finished the year as a positive absolute contributor. Another top performer in technology was Japanese printer, camera and optical component maker Canon, which benefited from a 53% year-over-year quarterly profit increase in the third quarter of 2002. Despite these winners, the fund's technology holdings still declined 31%, but that loss wasn't as severe as the one absorbed by the tech stocks in the index, which together fell 37%. Turning to automotive stocks, a gain of more than 50% in Japanese automaker Nissan Motor propelled the fund's auto-related stocks to a gain of more than 36%, compared to a drop of 1% for auto stocks held in the index.

Q. What were your other investment strategies?

A. I positioned the fund with greater exposure to those sectors I felt were most likely to benefit from an economic recovery, namely technology, media and telecommunication services. While I may have put this positioning in place a bit early because of the prevailing economic weakness around the world, the fund's performance relative to its benchmarks wasn't hurt that significantly. Fortunately, my stock selection was superior to the index in both technology and media, which helped offset the weakness sustained from overweighting these industries.

Q. Did you implement any other notable strategies?

A. I maintained a combined average weighting of 8% of net assets in stocks of companies based in South Korea, Taiwan, Canada and Mexico - none of which are part of the MSCI EAFE index. Our collective holdings in these countries made a significant contribution to the fund's relative return. Semiconductor investments in South Korea and Taiwan were particularly helpful. With respect to Canada, I shifted some of the fund's energy weighting to Canadian stocks - including solid performer Talisman Energy - as a way to minimize the risk associated with owning large, Middle East-driven oil companies, given heightened tensions in the region.

Q. What's your outlook for international stocks, Rick?

A. Many of the world's best companies are based overseas. Some of the most popular products in America - Honda, Nissan and Toyota automobiles, Nokia and Samsung cell phones, Heineken and Guinness beer, for example - are made elsewhere in the world. A recent Fidelity study pointed out that 75% of the world's stocks are traded outside the U.S. Further, from 1992 to 2002 - often considered a boom period for U.S. stocks - the best-performing company in seven out of the 10 major equity market sectors was a non-U.S. company. That said, I'm cautiously optimistic about the prospects for overseas stocks, and I believe shareholders are well-served to have a portion of their portfolios invested in them.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Start date: January 28, 1987

Size: as of December 31, 2002, more than
$1.2 billion

Manager: Rick Mace, since 1996; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Nomura Holdings, Inc. (Japan)	3.4
TotalFinaElf SA Series B (France)	3.0
Nikko Cordial Corp. (Japan)	3.0
Unilever NV (Certificaten Van Aandelen) (Netherlands)	2.7
Credit Suisse Group (Reg.) (Switzerland)	2.4
14.5
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	28.9
Information Technology	16.9
Energy	11.3
Health Care	9.7
Consumer Discretionary	8.0
Top Five Countries as of December 31, 2002
(excluding cash equivalents)	% of fund's net assets
Japan	23.4
United Kingdom	12.4
France	9.4
Netherlands	8.4
Switzerland	8.0
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
Australia - 1.2%
News Corp. Ltd. sponsored ADR	627,200	$ 14,206,080
QBE Insurance Group Ltd.	146,819	671,458
TOTAL AUSTRALIA		14,877,538
Brazil - 0.4%
Petroleo Brasileiro SA Petrobras sponsored ADR	367,100	5,484,474
Canada - 3.9%
Alcan, Inc.	804,000	23,690,975
Canadian Natural Resources Ltd.	142,200	4,232,627
EnCana Corp.	98,200	3,046,617
Precision Drilling Corp. (a)	106,800	3,460,828
Talisman Energy, Inc.	447,400	16,176,741
TOTAL CANADA		50,607,788
Cayman Islands - 0.5%
Noble Corp. (a)	197,800	6,952,670
Denmark - 0.5%
Novo-Nordisk AS Series B	219,100	6,335,593
Finland - 2.2%
Nokia Corp.	1,870,000	28,984,998
France - 9.4%
Alcatel SA (RFD)	41,100	182,484
Aventis SA (France)	356,060	19,294,892
AXA SA	601,104	8,071,757
BNP Paribas SA	593,880	24,211,072
L'Air Liquide SA	14,400	1,900,403
Pechiney SA Series A	94,400	3,314,257
Pernod-Ricard	71,200	6,899,691
Sanofi-Synthelabo SA	111,700	6,831,201
Schneider Electric SA	36,100	1,708,974
Television Francaise 1 SA	306,100	8,182,192
TotalFinaElf SA Series B	272,644	38,988,093
Vivendi Universal SA sponsored ADR	116,000	1,864,120
TOTAL FRANCE		121,449,136
Germany - 4.6%
Allianz AG (Reg.)	188,900	17,978,262
BASF AG	88,900	3,367,567
Bayer AG	149,900	3,218,421
Deutsche Boerse AG	364,829	14,616,576
Infineon Technologies AG (a)	1,264,000	9,276,244
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	93,800	11,226,791
TOTAL GERMANY		59,683,861
Hong Kong - 3.2%
Cheung Kong Holdings Ltd.	278,000	1,809,130
China Mobile (Hong Kong) Ltd. (a)	6,211,000	15,005,779
CNOOC Ltd.	3,343,000	4,351,023
Hong Kong Exchanges & Clearing Ltd.	2,700,000	3,392,960

	Shares	Value (Note 1)
Hutchison Whampoa Ltd.	2,461,600	$ 15,403,742
Sun Hung Kai Properties Ltd.	301,000	1,783,189
TOTAL HONG KONG		41,745,823
India - 0.2%
Dr. Reddy's Laboratories Ltd.	71,700	1,343,011
Ranbaxy Laboratories Ltd.	104,100	1,287,953
TOTAL INDIA		2,630,964
Italy - 1.3%
Intesabci Spa	2,582,250	5,449,320
Telecom Italia Spa	1,481,924	11,259,659
TOTAL ITALY		16,708,979
Japan - 23.4%
Advantest Corp.	141,400	6,333,654
Canon, Inc.	394,000	14,518,901
Credit Saison Co. Ltd.	292,800	4,992,170
Daiwa Securities Group, Inc.	6,362,000	28,229,133
Fuji Photo Film Co. Ltd.	85,000	2,769,639
Fujitsu Ltd.	961,000	2,742,940
Ito-Yokado Co. Ltd.	419,000	12,347,395
JAFCO Co. Ltd.	207,200	8,949,533
Japan Telecom Holdings Co. Ltd.	981	3,039,556
KDDI Corp.	1,459	4,729,435
Keyence Corp.	16,100	2,799,234
Kyocera Corp.	124,500	7,243,370
Matsushita Electric Industrial Co. Ltd.	322,000	3,091,200
Mitsubishi Electric Corp. (a)	2,926,000	6,750,223
Mizuho Holdings, Inc.	1,569	1,466,355
Murata Manufacturing Co. Ltd.	209,600	8,206,113
Nikko Cordial Corp.	11,550,000	38,898,714
Nikon Corp.	597,000	4,483,658
Nintendo Co. Ltd.	12,200	1,139,160
Nissan Motor Co. Ltd.	877,100	6,838,382
Nomura Holdings, Inc.	3,916,000	43,983,697
Omron Corp.	708,000	10,431,928
ORIX Corp.	220,900	14,228,215
Rohm Co. Ltd.	85,000	10,813,758
Shin-Etsu Chemical Co. Ltd.	83,900	2,747,925
Sony Corp.	172,700	7,134,237
Sumitomo Electric Industries Ltd.	730,000	4,726,531
Sumitomo Mitsui Financial Group, Inc.	679	2,120,982
Takeda Chemical Industries Ltd.	475,800	19,870,069
Tokyo Electron Ltd.	197,400	8,925,133
Toshiba Corp. (a)	1,411,000	4,419,399
Toyota Motor Corp.	110,700	2,933,550
TOTAL JAPAN		301,904,189
Korea (South) - 0.8%
KT Corp.	56,300	2,406,653
KT Corp. sponsored ADR	54,550	1,175,553
Samsung Electronics Co. Ltd.	26,650	7,055,438
TOTAL KOREA (SOUTH)		10,637,644
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - 1.7%
Grupo Televisa SA de CV sponsored ADR (a)	271,900	$ 7,594,167
Telefonos de Mexico SA de CV sponsored ADR	392,400	12,548,952
TV Azteca SA de CV sponsored ADR	339,500	1,626,205
TOTAL MEXICO		21,769,324
Netherlands - 8.4%
Akzo Nobel NV	267,400	8,486,869
ASML Holding NV (a)	2,544,400	21,264,070
ING Groep NV (Certificaten Van Aandelen)	1,130,024	19,148,693
Koninklijke Ahold NV	401,800	5,104,383
Koninklijke Philips Electronics NV	514,400	9,019,145
STMicroelectronics NV (NY Shares)	156,100	3,045,511
Unilever NV (Certificaten Van Aandelen)	563,100	34,614,683
VNU NV	270,300	7,052,131
Vodafone Libertel NV (a)	94,700	1,012,152
TOTAL NETHERLANDS		108,747,637
Norway - 0.8%
Norsk Hydro AS	89,800	4,025,075
Statoil ASA	663,200	5,600,624
TOTAL NORWAY		9,625,699
Spain - 2.6%
Altadis SA (Spain)	191,800	4,377,802
Banco Popular Espanol SA (Reg.)	170,200	6,963,665
Banco Santander Central Hispano SA	1,805,468	12,396,968
NH Hoteles SA (a)	331,700	2,852,182
Telefonica SA	790,984	7,083,774
TOTAL SPAIN		33,674,391
Sweden - 0.5%
Nordea AB	1,372,900	6,072,260
Switzerland - 8.0%
Converium Holding AG	75,880	3,680,029
Credit Suisse Group (Reg.)	1,419,176	30,818,154
Nestle SA (Reg.)	66,115	14,022,219
Novartis AG (Reg.)	593,210	21,663,007
Roche Holding AG (participation certificate)	182,310	12,714,852
Swiss Reinsurance Co. (Reg.)	152,687	10,024,402
UBS AG (Reg.)	175,934	8,557,919
Zurich Financial Services AG	21,870	2,042,150
TOTAL SWITZERLAND		103,522,732
Taiwan - 1.7%
ASUSTeK Computer, Inc.	1,204,000	2,119,596

	Shares	Value (Note 1)
Hon Hai Precision Industries Co. Ltd.	438,000	$ 1,516,883
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	5,807,782	7,140,303
United Microelectronics Corp. (a)	10,902,239	6,638,882
Winbond Electronics Corp. (a)	8,857,000	3,834,199
TOTAL TAIWAN		21,249,863
United Kingdom - 12.4%
3i Group PLC	766,400	6,851,995
Abbey National PLC	228,200	1,904,206
AstraZeneca PLC (United Kingdom)	403,900	14,172,848
BAA PLC	310,300	2,519,306
BP PLC	4,092,000	27,723,277
British Sky Broadcasting Group PLC (BSkyB) (a)	548,100	5,641,950
Cable & Wireless PLC	1,462,200	1,054,067
Carlton Communications PLC	970,000	2,097,754
Centrica PLC	924,700	2,547,215
Diageo PLC	170,400	1,852,857
GlaxoSmithKline PLC	1,179,694	22,095,667
HBOS PLC	496,900	5,242,988
HSBC Holdings PLC (United Kingdom) (Reg.)	866,500	9,528,037
Kingfisher PLC	1,061,500	3,804,684
Lloyds TSB Group PLC	1,249,350	8,976,098
mmO2 PLC (a)	4,924,500	3,510,298
Prudential PLC	1,207,800	8,541,382
Reed Elsevier PLC	513,500	4,400,689
Rio Tinto PLC (Reg.)	253,600	5,065,701
Vodafone Group PLC	12,641,103	22,905,739
TOTAL UNITED KINGDOM		160,436,758
United States of America - 6.4%
Baker Hughes, Inc.	209,500	6,743,805
BJ Services Co. (a)	87,300	2,820,663
ENSCO International, Inc.	213,900	6,299,355
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	277,500	4,656,450
Grant Prideco, Inc. (a)	359,300	4,182,252
Micron Technology, Inc. (a)	2,331,200	22,705,888
Motorola, Inc.	3,035,600	26,257,940
Smith International, Inc. (a)	23,900	779,618
Transocean, Inc.	155,000	3,596,000
Tyco International Ltd.	161,900	2,765,252
Weatherford International Ltd. (a)	52,000	2,076,360
TOTAL UNITED STATES OF AMERICA		82,883,583
TOTAL COMMON STOCKS (Cost $1,356,495,448)		1,215,985,904
Investment Companies - 0.0%

Multi-National - 0.0%
European Warrant Fund, Inc. (a) (Cost $2,953,647)	189,820	404,317
Money Market Funds - 6.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	73,229,620	$ 73,229,620
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	14,079,406	14,079,406
TOTAL MONEY MARKET FUNDS (Cost $87,309,026)		87,309,026
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,446,758,121)		1,303,699,247
NET OTHER ASSETS - (0.9)%		(11,802,849)
NET ASSETS - 100%		$ 1,291,896,398
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,101,648,302 and $1,108,114,299, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $983 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $6,682,000. The weighted average interest rate was 1.88%. At period end there were no interfund loans outstanding.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $559,394,000 of which $367,608,000 and $191,786,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (including securities loaned of $13,400,470) (cost $1,446,758,121) - See accompanying schedule		$ 1,303,699,247
Cash		2,437
Foreign currency held at value (cost $8,699,534)		8,463,144
Receivable for fund shares sold		3,314,001
Dividends receivable		1,159,287
Interest receivable		81,091
Redemption fees receivable		99
Other receivables		160,478
Total assets		1,316,879,784
Liabilities
Payable for fund shares redeemed	$ 9,798,961
Accrued management fee	810,055
Distribution fees payable	27,310
Other payables and accrued expenses	267,654
Collateral on securities loaned, at value	14,079,406
Total liabilities		24,983,386
Net Assets		$ 1,291,896,398
Net Assets consist of:
Paid in capital		$ 2,023,570,463
Undistributed net investment income		5,142,046
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(593,562,630)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(143,253,481)
Net Assets		$ 1,291,896,398
Calculation of Maximum Offering Price
Initial Class: Net Asset Value, offering price and redemption price per share ($1,031,488,573 ÷ 93,932,302 shares)		$ 10.98
Service Class: Net Asset Value, offering price and redemption price per share ($177,322,285 ÷ 16,204,667 shares)		$ 10.94
Service Class 2: Net Asset Value, offering price and redemption price per share ($47,823,539 ÷ 4,388,317 shares)		$ 10.90
Initial Class R: Net Asset Value, offering price and redemption price per share ($ 15,648,511 ÷ 1,425,378 shares)		$ 10.98
Service Class R: Net Asset Value, offering price and redemption price per share ($17,997,332 ÷ 1,644,962 shares)		$ 10.94
Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,616,158 ÷ 148,286 shares)		$ 10.90

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 25,546,342
Interest		2,847,146
Security lending		620,596
		29,014,084
Less foreign taxes withheld		(2,560,124)
Total income		26,453,960

Expenses
Management fee	$ 11,753,331
Transfer agent fees	1,124,628
Distribution fees	397,402
Accounting and security lending fees	801,669
Non-interested trustees' compensation	6,963
Custodian fees and expenses	504,389
Audit	47,143
Legal	8,316
Interest	348
Miscellaneous	146,430
Total expenses before reductions	14,790,619
Expense reductions	(550,695)	14,239,924
Net investment income (loss)		12,214,036
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(174,072,877)
Foreign currency transactions	414,373
Futures contracts	(456,779)
Total net realized gain (loss)		(174,115,283)
Change in net unrealized appreciation (depreciation) on: Investment securities	(169,144,754)
Assets and liabilities in foreign currencies	940,152
Futures contracts	636,112
Total change in net unrealized appreciation (depreciation)		(167,568,490)
Net gain (loss)		(341,683,773)
Net increase (decrease) in net assets resulting from operations		$ (329,469,737)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,214,036	$ 18,902,581
Net realized gain (loss)	(174,115,283)	(388,398,076)
Change in net unrealized appreciation (depreciation)	(167,568,490)	(132,338,513)
Net increase (decrease) in net assets resulting from operations	(329,469,737)	(501,834,008)
Distributions to shareholders from net investment income	(12,564,381)	(120,551,919)
Distributions to shareholders from net realized gain	-	(190,776,039)
Total distributions	(12,564,381)	(311,327,958)
Share transactions - net increase (decrease)	(152,413,852)	62,288,250
Redemption fees	102,940	-
Total increase (decrease) in net assets	(494,345,030)	(750,873,716)

Net Assets
Beginning of period	1,786,241,428	2,537,115,144
End of period (including undistributed net investment income of $5,142,046 and undistributed net investment income of $4,814,201, respectively)	$ 1,291,896,398	$ 1,786,241,428
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2	Initial Class R A	Service Class R A	Service Class 2R A
Sold	155,379,548	83,280,851	56,191,820	1,731,891	1,927,754	148,296
Reinvested	824,761	120,846	30,335	-	-	-
Redeemed	(170,119,744)	(84,583,414)	(55,371,184)	(306,513)	(282,792)	(10)
Net increase (decrease)	(13,915,435)	(1,181,717)	850,971	1,425,378	1,644,962	148,286
Dollars
Sold	$ 1,967,649,782	$ 1,080,032,631	$ 680,275,000	$ 22,005,065	$ 24,459,961	$ 1,672,814
Reinvested	10,622,916	1,552,870	388,594	-	-	-
Redeemed	(2,163,169,922)	(1,102,393,299)	(668,279,318)	(3,557,947)	(3,672,885)	(114)
Net increase (decrease)	$ (184,897,224)	$ (20,807,798)	$ 12,384,276	$ 18,447,118	$ 20,787,076	$ 1,672,700
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	173,999,497	142,723,429	11,546,592
Reinvested	15,519,663	1,933,710	110,941
Redeemed	(195,055,949)	(140,169,677)	(8,740,638)
Net increase (decrease)	(5,536,789)	4,487,462	2,916,895
Dollars
Sold	$ 2,794,972,744	$ 2,146,873,700	$ 163,704,441
Reinvested	275,163,626	34,207,331	1,957,001
Redeemed	(3,120,566,680)	(2,110,121,164)	(123,902,749)
Net increase (decrease)	$ (50,430,310)	$ 70,959,867	$ 41,758,693

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Initial Class R A	Service Class R A	Service Class 2R A
From net investment income	$ 10,622,916	$ 1,552,871	$ 388,594	$ -	$ -	$ -
From net realized gain	-	-	-	-	-	-
Total	$ 10,622,916	$ 1,552,871	$ 388,594	$ -	$ -	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 106,625,905	$ 13,167,676	$ 758,338
From net realized gain	168,537,721	21,039,655	1,198,663
Total	$ 275,163,626	$ 34,207,331	$ 1,957,001

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.88	$ 20.00	$ 27.44	$ 20.06	$ 19.20
Income from Investment Operations
Net investment income (loss) C	.10	.14	.19 D	.24	.23
Net realized and unrealized gain (loss)	(2.90)	(3.86)	(4.93)	7.95	2.13
Total from investment operations	(2.80)	(3.72)	(4.74)	8.19	2.36
Distributions from net investment income	(.10)	(.93)	(.31)	(.31)	(.38)
Distributions in excess of net investment income	-	-	(.06)	-	-
Distributions from net realized gain	-	(1.47)	(2.33)	(.50)	(1.12)
Total distributions	(.10)	(2.40)	(2.70)	(.81)	(1.50)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 10.98	$ 13.88	$ 20.00	$ 27.44	$ 20.06
Total Return A,B	(20.28)%	(21.21)%	(19.07)%	42.55%	12.81%
Ratios to Average Net Assets E
Expenses before expense reductions	.90%	.92%	.89%	.91%	.91%
Expenses net of voluntary waivers, if any	.90%	.92%	.89%	.91%	.91%
Expenses net of all reductions	.86%	.87%	.87%	.87%	.89%
Net investment income (loss)	.79%	.91%	.84%	1.10%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,031,489	$ 1,496,873	$ 2,267,507	$ 2,736,851	$ 2,074,843
Portfolio turnover rate	77%	98%	136%	78%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 19.94	$ 27.39	$ 20.04	$ 19.20
Income from Investment Operations
Net investment income (loss) C	.09	.12	.17 D	.22	.15
Net realized and unrealized gain (loss)	(2.89)	(3.84)	(4.93)	7.94	2.19
Total from investment operations	(2.80)	(3.72)	(4.76)	8.16	2.34
Distributions from net investment income	(.09)	(.92)	(.30)	(.31)	(.38)
Distributions in excess of net investment income	-	-	(.06)	-	-
Distributions from net realized gain	-	(1.47)	(2.33)	(.50)	(1.12)
Total distributions	(.09)	(2.39)	(2.69)	(.81)	(1.50)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 10.94	$ 13.83	$ 19.94	$ 27.39	$ 20.04
Total Return A,B	(20.34)%	(21.27)%	(19.18)%	42.44%	12.69%
Ratios to Average Net Assets E
Expenses before expense reductions	1.00%	1.03%	.99%	1.01%	1.01%
Expenses net of voluntary waivers, if any	1.00%	1.03%	.99%	1.01%	1.01%
Expenses net of all reductions	.96%	.97%	.97%	.98%	.97%
Net investment income (loss)	.69%	.81%	.74%	1.00%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 177,322	$ 240,525	$ 257,257	$ 144,371	$ 34,720
Portfolio turnover rate	77%	98%	136%	78%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.81	$ 19.91	$ 26.16
Income from Investment Operations
Net investment income (loss) E	.07	.10	.12 G
Net realized and unrealized gain (loss)	(2.88)	(3.80)	(3.68)
Total from investment operations	(2.81)	(3.70)	(3.56)
Distributions from net investment income	(.10)	(.93)	(.30)
Distributions in excess of net investment income	-	-	(.06)
Distributions from net realized gain	-	(1.47)	(2.33)
Total distributions	(.10)	(2.40)	(2.69)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 10.90	$ 13.81	$ 19.91
Total Return B,C,D	(20.46)%	(21.20)%	(15.50)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.16%	1.18%	1.15% A
Expenses net of voluntary waivers, if any	1.16%	1.18%	1.15% A
Expenses net of all reductions	1.12%	1.12%	1.13% A
Net investment income (loss)	.53%	.65%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,824	$ 48,843	$ 12,351
Portfolio turnover rate	77%	98%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Initial Class R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.05
Income from Investment Operations
Net investment income (loss) E	.06
Net realized and unrealized gain (loss)	(3.13)
Total from investment operations	(3.07)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.98
Total Return B,C,D	(21.85)%
Ratios to Average Net Assets G
Expenses before expense reductions	.91% A
Expenses net of voluntary waivers, if any	.91% A
Expenses net of all reductions	.87% A
Net investment income (loss)	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,649
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Service Class R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.01
Income from Investment Operations
Net investment income (loss) E	.05
Net realized and unrealized gain (loss)	(3.12)
Total from investment operations	(3.07)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.94
Total Return B,C,D	(21.91)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.01% A
Expenses net of voluntary waivers, if any	1.01% A
Expenses net of all reductions	.97% A
Net investment income (loss)	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,997
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96
Income from Investment Operations
Net investment income (loss) E	.04
Net realized and unrealized gain (loss)	(3.10)
Total from investment operations	(3.06)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.90
Total Return B,C,D	(21.92)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.17% A
Expenses net of voluntary waivers, if any	1.17% A
Expenses net of all reductions	1.14% A
Net investment income (loss)	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,616
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Asset Manager Portfolio, Contrafund Portfolio, and Index 500 Portfolio (the funds) are funds of Variable Insurance Products Fund II. The Variable Insurance Products Fund and Variable Insurance Products Fund II (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers the following classes of shares: Initial Class shares, Service Class shares, and Service Class 2 shares. VIP Equity-Income, VIP Growth, and VIP Contrafund Portfolios also offer Service Class 2R shares. VIP Overseas Portfolio also offers Initial Class R, Service Class R, and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, passive foreign investment companies (PFIC), defaulted bonds, market discount, contingent interest, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asset Manager	$ 3,147,210,784	$ 126,198,374	$ (355,427,222)	$ (229,228,848)
Contrafund	7,055,601,912	929,551,579	(338,906,917)	590,644,662
Equity-Income	8,063,499,847	1,369,267,422	(1,339,969,325)	29,298,097
Growth	8,485,461,898	1,017,667,341	(1,119,987,920)	(102,320,579)
High Income	1,441,547,612	82,385,861	(106,540,207)	(24,154,346)
Index 500	2,412,170,978	659,508,490	(486,325,516)	173,182,974
Overseas	1,487,158,758	131,275,776	(314,735,287)	(183,459,511)
	Undistributed Ordinary Income	Capital Loss Carryforward	Total Distributable Earnings
Asset Manager	$ 103,137,852	$ (201,880,857)	$ -
Contrafund	32,915,426	(1,338,656,963)	-
Equity-Income	149,805,250	(127,840,102)	51,263,245
Growth	22,785,026	(4,287,791,262)	-
High Income	109,100,073	(1,317,999,113)	-
Index 500	39,636,608	(178,357,319)	34,462,263
Overseas	11,179,113	(559,393,669)	-

The tax character of distributions paid during the current and prior year was as follows:

Asset Manager
Ordinary Income	$ 130,190,101	$ 165,533,467
Long-term Capital Gains	-	62,082,268
Total	$ 130,190,101	$ 227,615,735
Contrafund
Ordinary Income	$ 65,347,191	$ 69,399,586
Long-term Capital Gains	-	248,845,348
Total	$ 65,347,191	$ 318,244,934
Equity-Income
Ordinary Income	$ 175,952,709	$ 175,168,717
Long-term Capital Gains	208,690,233	493,630,239
Total	$ 384,642,942	$ 668,798,956
Growth
Ordinary Income	$ 25,839,894	$ 10,651,148
Long-term Capital Gains	-	1,124,534,087
Total	$ 25,839,894	$ 1,135,185,235
High Income
Ordinary Income	$ 146,986,706	$ 225,311,206
Long-term Capital Gains	-	-
Total	$ 146,986,706	$ 225,311,206

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Index 500
Ordinary Income	$ 39,813,740	$ 44,349,182
Long-term Capital Gains	-	-
Total	$ 39,813,740	$ 44,349,182
Overseas
Ordinary Income	$ 12,564,381	$ 29,109,574
Long-term Capital Gains	-	282,218,384
Total	$ 12,564,381	$ 311,327,958

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the applicable fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Financing Transactions. To earn additional income, certain funds may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Index 500 Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .45% of the fund's average net assets for High Income and Overseas Portfolios, .30% for Contrafund and Growth Portfolios, .25% for Asset Manager: Portfolio, and .20% for Equity-Income Portfolio. The group fee rates averaged .28% for the equity funds and ..13% for the fixed-income funds during the period.

For Index 500 Portfolio, FMR receives a fee that is computed at an annual rate of .24% of the fund's average net assets.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager	.53%
Contrafund	.58%
Equity-Income	.48%
Growth	.58%
High Income	.58%
Index 500.24%
Overseas	.73%

Sub-Adviser Fee. FMR and Index 500 Portfolio (the fund) have entered into a sub-advisory agreement with Deutsche Asset Management Inc. (DAMI). DAMI is a registered investment advisor and a wholly-owned, indirect subsidiary of Deutsche Bank AG. DAMI receives a sub-advisory fee from FMR for providing discretionary investment advisory services to the fund. Effective January 13, 2003, DAMI will no longer serve as sub-adviser. The Fund's adviser will assume responsibility for all investment management decisions.

The Fund has entered into a securities lending agreement with Deutsche Bank Trust Company Americas (DBTCA), also a wholly-owned, indirect subsidiary of Deutsche Bank AG. DBTCA retains up to 20% of the annual revenues for providing securities lending services. For the period, DBTCA retained $142,760. Effective January 13, 2003, DBTCA will no longer provide securities lending services. Mellon Bank, N.A. will assume responsibility for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class and Service Class R's average net assets and .25% of Service Class 2 and Service Class 2 R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Service Class R	Service Class 2R
Asset Manager	$ 27,757	$ 35,108	$ -	$ -
Contrafund	$ 1,195,441	$ 837,608	$ -	$ 429
Equity-Income	$ 831,876	$ 792,654	$ -	$ 305
Growth	$ 1,335,025	$ 537,602	$ -	$ 170
High Income	$ 232,889	$ 57,684	$ -	$ -
Index 500	$ 5,557	$ 63,917	$ -	$ -
Overseas	$ 223,921	$ 164,630	$ 7,955	$ 896

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid FIIOC the following amounts:

Asset Manager
Initial Class	$ 2,128,722
Service Class	21,505
Service Class 2	12,453
$ 2,162,680
Contrafund
Initial Class	$ 4,483,109
Service Class	828,456
Service Class 2	253,716
Service Class 2R	156
$ 5,565,437
Equity-Income
Initial Class	$ 5,549,564
Service Class	569,418
Service Class 2	239,734
Service Class 2R	114
$ 6,358,830
Growth
Initial Class	$ 6,012,522
Service Class	901,380
Service Class 2	162,239
Service Class 2R	69
$ 7,076,210
High Income
Initial Class	$ 800,317
Service Class	161,093
Service Class 2	20,869
$ 982,279
Index 500
Initial Class	$ 2,000,876
Service Class	5,609
Service Class 2	20,932
$ 2,027,417
Overseas
Initial Class	$ 903,112
Service Class	156,454
Service Class 2	52,780
Initial Class R	5,934
Service Class R	6,034
Service Class 2R	314
$ 1,124,628

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager	$ 5,555,545
Contrafund	$ 11,124,803
Equity-Income	$ 2,032,287
Growth	$ 1,666,991
High Income	$ 1,076,966
Overseas	$ 2,403,990

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser, or in the case of Index 500 Portfolio, DAMI. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

8. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Index 500
Initial Class	.28%	$ 1,578,549
Service Class	.38%	4,716
Service Class 2.53%		16,990
		$ 1,600,255

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction

Asset Manager	$ 608,976	$ 7,000
Contrafund	2,884,324	3,971
Equity-Income	844,336	302
Growth	5,919,764	1,892
High Income	-	9,219
Index 500	-	3,690
Overseas	550,497	198

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, and certain unaffiliated insurance. companies each were the owners of record of more than 10% of the total outstanding shares of the following funds:

	FILI %	Number of Unaffiliated Insurance Companies	Unaffiliated Insurance Companies %
Asset Manager	21%	1	18%
Contrafund	16%	2	30%
Equity-Income	12%	1	25%
Growth	12%	2	34%
High Income	15%	2	55%
Index 500	28%	-	-
Overseas	12%	2	41%

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio, (the Funds), funds of Variable Insurance Products Fund II, including the portfolios of investments, as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Shareholders of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (funds of Variable Insurance Products Fund) at December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Variable Insurance Products Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981 or 1988

Trustee of Variable Insurance Products Fund (1981) and Variable Insurance Products Fund II (1988). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager (2001), VIP Contrafund (2001), VIP Equity-Income (2001), VIP Growth (2001), VIP High Income (2001), VIP Index 500 (2001), and VIP Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987 or 1988

Trustee of Variable Insurance Products Fund (1987) and Variable Insurance Products Fund II (1988). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of VIP Index 500 and VIP Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Bart A. Grenier (43)

Year of Election or Appointment: 2001 or 2002

Vice President of VIP Asset Manager (2001), VIP Equity-Income (2001), and VIP High Income (2002). Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Contrafund and VIP Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

William Danoff (42)
Year of Election or Appointment: 1995 Vice President of VIP Contrafund and another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Danoff managed a variety of Fidelity funds.
Richard C. Habermann (62)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Richard R. Mace, Jr. (41)
Year of Election or Appointment: 1996 Vice President of VIP Overseas and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.
Charles Mangum (38)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Mark J. Notkin (38)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager, VIP High Income, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (40)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Stephen R. Petersen (46)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

John J. Todd (53)
Year of Election or Appointment: 1996 Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.
Jennifer Uhrig (41)
Year of Election or Appointment: 1997 Vice President of VIP Growth and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)

Year of Election or Appointment: 1986, 1987, 1989, 1992, or 1995

Assistant Treasurer of VIP Asset Manager (1989), VIP Contrafund (1995), VIP Equity-Income (1986), VIP Growth (1986), VIP High Income (1986), VIP Index 500 (1992), and VIP Overseas (1987). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Name, Age; Principal Occupation
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions - Service Class

Equity-Income Portfolio hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20% rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Asset Manager	7.95%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager	17%
Contrafund	100%
Equity Income	98%
Growth	100%
High Income	4%
Index 500	100%
Overseas	7%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Overseas	2/8/02	$.121	$.031

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager, Contrafund, Equity-Income, Growth,
High Income, Index 500, and Overseas Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager Portfolio

Fidelity Management & Research (U.K.) Inc.
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity International Investment Advisors
Overseas Portfolio

Fidelity International Investment Advisors (U.K.) Limited
Overseas Portfolio

Fidelity Investments Japan Limited
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
High Income Portfolio

JPMorgan Chase Bank, New York, NY
Asset Manager, Equity-Income, and Overseas Portfolios

Brown Brothers Harriman & Co., Boston, MA
Contrafund Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Portfolio and Index 500 Portfolio

VIPSCGRP1-ANN-0203 338601
1.768594.101

Fidelity® Variable Insurance Products
Service Class 2

Asset Manager SM Portfolio
Contrafund® Portfolio
Equity-Income Portfolio
Growth Portfolio
High Income Portfolio
Index 500 Portfolio
Overseas Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Asset Manager Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Contrafund Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Equity-Income Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
High Income Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Index 500 Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Overseas Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch US High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Asset ManagerSM - Service Class 2	-9.03%	1.22%	6.93%
Fidelity Asset Manager Composite	-7.39%	3.63%	7.97%
S&P 500 ®	-22.10%	-0.59%	9.34%
LB Aggregate Bond	10.26%	7.54%	7.51%
LB 3 Month T-Bill	1.78%	4.52%	4.70%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	7.55%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500® Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset ManagerSM Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)
An interview with Richard Habermann (right) and Ford O'Neil (left), Co-managers of Asset Manager Portfolio

Q. How did the fund perform, Dick?

D.H. For the year ending December 31, 2002, the fund lagged the Fidelity Asset Manager Composite Index, which fell 7.39%, but beat the Lipper Inc. variable annuity flexible portfolio funds average, which was -10.32%.

Q. What affected fund results?

D.H. My asset allocation decisions drove performance. I stayed close to a 50% neutral weighting in equities during the first nine months of the year, given my concerns about business fundamentals and corporate governance issues. Being more cautious on stocks helped relative to our peer average, as share prices steadily eroded during the spring and summer. Consistent with this cautious stance, I became more heavily weighted in bonds during this time. However, our emphasis on high-yield securities hurt versus the benchmarks. High-yield bonds suffered from widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite good credit analysis and reducing the high-yield weighting as market conditions soured, we still lost ground to the all-investment-grade bond allocation in the composite index, which was helped by the flight to quality in Treasuries. We recouped some losses during the fourth quarter when high-yield bonds rebounded on improved demand for riskier assets. Further, we benefited from overweighting stocks as they rallied, and then trimming them - largely due to valuation concerns - before the market rolled back over in December.

Q. What drove the fund's equity holdings?

D.H. It was a very challenging year, one where nearly every major equity market sector posted double-digit declines and the Standard & Poor's 500 Index was off 22.10%. Despite some early period weakness, Charles Mangum - who became equity manager in February - worked hard to get back close to even with the index, which he accomplished mainly through strong sector selection. Underweighting technology hardware stocks worked for much of the period, as such stocks as IBM and Intel struggled with high valuations and weak capital spending. Avoiding many of the land mines within the sector also contributed, as did an investment in Dell, which bucked the downtrend. Owning the right telecommunication services stocks also was key, as we avoided the WorldCom disaster and overweighted Qwest Communications and Verizon, both of which snapped back sharply in the fourth quarter. Elsewhere, Cardinal Health boosted returns in health care services, while several of our consumer-related holdings - including Coca-Cola and Avon Products - and diversified financials fared well due to their defensive nature. However, we suffered somewhat from becoming prematurely aggressive during the spring, leaving us without exposure to such solid consumer names as Proctor & Gamble and Anheuser-Busch. Another drag was the fund's stake in pharmaceutical stocks Bristol-Myers Squibb and Schering-Plough, which fell in part due to drug-approval delays. Finally, the fund held a couple of stocks badly hurt by accounting issues, which Charles sold soon after taking over the equity subportfolio, avoiding further damage.

Q. Ford, how did the fixed-income portion of the fund do?

F.O. A favorable interest rate backdrop, spurred by sluggish economic growth, weak corporate profits and slumping stock prices, resulted in strong absolute returns for our investment-grade holdings, which also soundly beat their index. I focused on high-quality mortgage securities with some prepayment protection, which sheltered us from another big refinancing wave, and whose higher yields helped offset the sharp rally in government bonds. We also benefited from missing several prominent corporate issuers that stumbled, while adding exposure to beaten-down BBB-rated bonds that rebounded toward period end. Though they lagged the returns of investment-grade bonds, the fund's high-yield holdings also had a positive return and beat their benchmark. Managed by Mark Notkin, the high-yield subportfolio avoided most major defaults and credit downgrades. It further benefited from Mark's strong security selection, particularly in telecom, as well as his emphasis on higher-rated bonds, which provided a lot of cushion in a difficult environment. Finally, the strategic cash portion of the fund - managed by John Todd - had fairly steady returns to help offset equity market volatility.

Q. What's your outlook, Ford?

F.O. Despite some improvement of late, market sentiment is likely to remain fragile until economic, geopolitical and corporate uncertainty subsides. This uncertainty has led to relatively wide corporate yield spreads and poor equity performance. Since we believe the economy and corporate earnings will improve over the next 12 months - spurred by substantial monetary and fiscal stimulus - we feel the stage is set for high-yield securities to outperform investment-grade bonds and cash. While we're still cautious on equities at period end, there may be opportunities to take advantage of market volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of December 31, 2002, more than $2.8 billion

Manager: Richard Habermann and Ford O'Neil, since 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Cardinal Health, Inc.	3.5
Clear Channel Communications, Inc.	2.9
American International Group, Inc.	2.5
General Electric Co.	2.3
Fannie Mae	2.3
13.5
Top Five Bond Issuers as of December 31, 2002
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	10.5
U.S. Treasury Obligations	4.6
Government National Mortgage Association	2.1
Freddie Mac	0.6
Nextel Communications, Inc.	0.4
18.2
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stock Class and equity futures	49.1%
Bond Class	42.3%
Short-Term Class	8.6%

* Foreign investments 4.5%

Asset Allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 48.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 0.0%
Dana Corp.	73,700	$ 866,712
Exide Technologies warrants 3/18/06 (a)	2	1
		866,713
Hotels, Restaurants & Leisure - 0.3%
McDonald's Corp.	462,100	7,430,568
Household Durables - 0.1%
Leggett & Platt, Inc.	67,600	1,516,944
Media - 4.3%
AOL Time Warner, Inc. (a)	2,580,600	33,805,860
Clear Channel Communications, Inc. (a)	2,204,100	82,190,889
Comcast Corp. Class A (a)	183,392	4,322,549
		120,319,298
Multiline Retail - 0.1%
Target Corp.	138,400	4,152,000
Specialty Retail - 1.5%
Home Depot, Inc.	1,358,100	32,540,076
Lowe's Companies, Inc.	209,700	7,863,750
Office Depot, Inc. (a)	103,300	1,524,708
		41,928,534
Textiles Apparel & Luxury Goods - 0.0%
Arena Brands Holding Corp. Class B	8,445	162,566
TOTAL CONSUMER DISCRETIONARY		176,376,623
CONSUMER STAPLES - 3.8%
Beverages - 1.1%
PepsiCo, Inc.	417,000	17,605,740
The Coca-Cola Co.	308,900	13,535,998
		31,141,738
Food & Drug Retailing - 1.3%
CVS Corp.	862,300	21,531,631
Rite Aid Corp. (a)	1,380,100	3,381,245
Safeway, Inc. (a)	352,400	8,232,064
Sysco Corp.	123,200	3,670,128
		36,815,068
Food Products - 0.0%
Fresh Del Monte Produce, Inc.	28,000	529,480
McCormick & Co., Inc. (non-vtg.)	29,200	677,440
		1,206,920
Personal Products - 0.4%
Alberto-Culver Co. Class B	162,800	8,205,120
Gillette Co.	100,000	3,036,000
		11,241,120
Tobacco - 1.0%
Philip Morris Companies, Inc.	680,100	27,564,453
TOTAL CONSUMER STAPLES		107,969,299

	Shares	Value (Note 1)
ENERGY - 3.5%
Energy Equipment & Services - 0.6%
Cooper Cameron Corp. (a)	36,960	$ 1,841,347
Diamond Offshore Drilling, Inc.	114,600	2,504,010
ENSCO International, Inc.	58,400	1,719,880
GlobalSantaFe Corp.	169,700	4,127,104
Halliburton Co.	69,700	1,304,087
Pride International, Inc. (a)	16,300	242,870
Rowan Companies, Inc.	27,936	634,147
Transocean, Inc.	183,000	4,245,600
		16,619,045
Oil & Gas - 2.9%
ChevronTexaco Corp.	306,500	20,376,120
ConocoPhillips	838,752	40,587,209
Exxon Mobil Corp.	594,400	20,768,336
		81,731,665
TOTAL ENERGY		98,350,710
FINANCIALS - 11.5%
Banks - 1.6%
Bank of America Corp.	132,900	9,245,853
Bank One Corp.	189,700	6,933,535
Comerica, Inc.	28,500	1,232,340
FleetBoston Financial Corp.	518,800	12,606,840
Synovus Financial Corp.	191,200	3,709,280
Wachovia Corp.	317,503	11,569,809
		45,297,657
Diversified Financials - 6.6%
Citigroup, Inc.	1,566,400	55,121,616
Fannie Mae (g)	991,200	63,763,896
Merrill Lynch & Co., Inc.	990,300	37,581,885
Morgan Stanley	774,000	30,898,080
		187,365,477
Insurance - 3.3%
Allmerica Financial Corp. (a)	216,100	2,182,610
Allstate Corp.	76,400	2,826,036
American International Group, Inc.	1,244,500	71,994,325
Hartford Financial Services Group, Inc.	239,200	10,866,856
PartnerRe Ltd.	39,300	2,036,526
Travelers Property Casualty Corp.:
Class A	66,296	971,236
Class B (a)	136,210	1,995,477
		92,873,066
TOTAL FINANCIALS		325,536,200
HEALTH CARE - 9.5%
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	516,600	14,464,800
Health Care Providers & Services - 3.8%
Cardinal Health, Inc.	1,685,400	99,758,814
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
HCA, Inc.	66,800	$ 2,772,200
McKesson Corp.	59,300	1,602,879
Priority Healthcare Corp. Class B (a)	114,500	2,656,400
		106,790,293
Pharmaceuticals - 5.2%
Bristol-Myers Squibb Co.	448,500	10,382,775
Merck & Co., Inc.	948,600	53,700,246
Pfizer, Inc.	1,402,100	42,862,197
Pharmacia Corp.	134,300	5,613,740
Recordati Spa	45,653	741,015
Schering-Plough Corp.	1,163,800	25,836,360
Wyeth	187,900	7,027,460
		146,163,793
TOTAL HEALTH CARE		267,418,886
INDUSTRIALS - 4.4%
Airlines - 0.0%
Delta Air Lines, Inc.	81,700	988,570
Commercial Services & Supplies - 0.6%
Aramark Corp. Class B	13,900	326,650
ChoicePoint, Inc. (a)	110,533	4,364,948
First Data Corp.	267,500	9,472,175
Sabre Holdings Corp. Class A (a)	83,500	1,512,185
		15,675,958
Industrial Conglomerates - 3.3%
General Electric Co.	2,734,500	66,585,075
Tyco International Ltd.	1,594,000	27,225,520
		93,810,595
Machinery - 0.3%
Ingersoll-Rand Co. Ltd. Class A	201,200	8,663,672
Road & Rail - 0.2%
Burlington Northern Santa Fe Corp.	33,700	876,537
CSX Corp.	38,200	1,081,442
Norfolk Southern Corp.	160,500	3,208,395
Union Pacific Corp.	19,300	1,155,491
		6,321,865
TOTAL INDUSTRIALS		125,460,660
INFORMATION TECHNOLOGY - 4.3%
Communications Equipment - 0.6%
CIENA Corp. (a)	401,800	2,065,252
Cisco Systems, Inc. (a)	313,000	4,100,300
Comverse Technology, Inc. (a)	259,900	2,604,198
Motorola, Inc.	850,500	7,356,825
Polycom, Inc. (a)	88,000	837,760
		16,964,335

	Shares	Value (Note 1)
Computers & Peripherals - 1.3%
Dell Computer Corp. (a)	547,500	$ 14,640,150
EMC Corp. (a)	675,800	4,149,412
Hewlett-Packard Co.	645,800	11,211,088
Sun Microsystems, Inc. (a)	2,369,400	7,368,834
		37,369,484
Electronic Equipment & Instruments - 0.2%
Arrow Electronics, Inc. (a)	28,300	361,957
Solectron Corp. (a)	906,100	3,216,655
Thermo Electron Corp. (a)	72,700	1,462,724
		5,041,336
Internet Software & Services - 0.0%
Yahoo!, Inc. (a)	67,500	1,103,625
Semiconductor Equipment & Products - 1.2%
Altera Corp. (a)	170,500	2,102,265
Analog Devices, Inc. (a)	186,500	4,451,755
Applied Materials, Inc. (a)	136,300	1,775,989
Atmel Corp. (a)	292,700	652,721
Intel Corp.	338,200	5,265,774
KLA-Tencor Corp. (a)	106,100	3,752,757
LAM Research Corp. (a)	188,400	2,034,720
Lattice Semiconductor Corp. (a)	145,000	1,271,650
Linear Technology Corp.	88,200	2,268,504
Micron Technology, Inc. (a)	214,700	2,091,178
Novellus Systems, Inc. (a)	74,200	2,083,536
Semtech Corp. (a)	77,700	848,484
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	275,000	1,938,750
United Microelectronics Corp. sponsored ADR (a)	554,990	1,864,766
Xilinx, Inc. (a)	99,500	2,049,700
		34,452,549
Software - 1.0%
Activision, Inc. (a)	102,100	1,489,639
Adobe Systems, Inc.	51,200	1,269,811
Computer Associates International, Inc.	129,200	1,744,200
Microsoft Corp. (a)	366,200	18,932,540
Network Associates, Inc. (a)	14,600	234,914
VERITAS Software Corp. (a)	210,700	3,291,134
		26,962,238
TOTAL INFORMATION TECHNOLOGY		121,893,567
MATERIALS - 0.6%
Chemicals - 0.2%
Dow Chemical Co.	52,390	1,555,983
IMC Global, Inc.	293,400	3,130,578
		4,686,561
Metals & Mining - 0.4%
Alcoa, Inc.	426,300	9,711,114
Ryerson Tull, Inc.	326,900	1,994,090
		11,705,204
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.0%
Bowater, Inc.	27,700	$ 1,162,015
TOTAL MATERIALS		17,553,780
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 3.2%
AT&T Corp.	46,680	1,218,815
BellSouth Corp.	615,600	15,925,572
McCaw International Ltd. warrants 4/16/07 (a)(f)	8,150	1
NTL, Inc. warrants 10/14/08 (a)	3,742	37
Ono Finance PLC rights 5/31/09 (a)(f)	1,740	17
Qwest Communications International, Inc. (a)	2,380,700	11,903,500
SBC Communications, Inc.	925,500	25,090,305
Verizon Communications, Inc.	964,400	37,370,500
		91,508,747
UTILITIES - 0.9%
Electric Utilities - 0.8%
FirstEnergy Corp.	463,300	15,275,001
Southern Co.	203,000	5,763,170
Wisconsin Energy Corp.	55,700	1,403,640
		22,441,811
Gas Utilities - 0.1%
NiSource, Inc.	106,200	2,124,000
TOTAL UTILITIES		24,565,811
TOTAL COMMON STOCKS (Cost $1,596,448,772)		1,356,634,283
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Diversified Financials - 0.1%
AES Trust VII $3.00	168,800	2,245,715
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (f)	3,121	2,341
TOTAL CONVERTIBLE PREFERRED STOCKS		2,248,056

	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.3%
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	1,490	$ 1,539,617
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Fresenius Medical Care Capital Trust II $78.75	1,074	1,070,375
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	8,239	741,510
Wireless Telecommunication Services - 0.2%
Crown Castle International Corp. $127.50 pay-in-kind	85	58,650
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	5,285	4,650,800
		4,709,450
TOTAL TELECOMMUNICATION SERVICES		5,450,960
TOTAL NONCONVERTIBLE PREFERRED STOCKS		8,060,952
TOTAL PREFERRED STOCKS (Cost $16,898,425)		10,309,008
Corporate Bonds - 21.9%
	Principal Amount
Convertible Bonds - 1.3%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (f)	$ 1,864,000	2,350,224
FINANCIALS - 0.0%
Diversified Financials - 0.0%
IOS Capital LLC 5% 5/1/07 (f)	1,390,000	1,217,362
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Total Renal Care Holdings 7% 5/15/09 (f)	2,940,000	2,923,463
INFORMATION TECHNOLOGY - 1.1%
Communications Equipment - 0.4%
Brocade Communications Systems, Inc. 2% 1/1/07	1,940,000	1,358,737
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
CIENA Corp. 3.75% 2/1/08	$ 3,590,000	$ 2,477,100
Juniper Networks, Inc. 4.75% 3/15/07	8,570,000	6,658,462
		10,494,299
Electronic Equipment & Instruments - 0.5%
Celestica, Inc. liquid yield option note 0% 8/1/20	8,250,000	3,784,688
Sanmina-SCI Corp.:
0% 9/12/20	5,070,000	2,066,025
4.25% 5/1/04	6,010,000	5,762,388
Solectron Corp. liquid yield option note:
0% 5/8/20	440,000	269,500
0% 11/20/20	2,490,000	1,226,325
		13,108,926
Semiconductor Equipment & Products - 0.2%
Agere Systems, Inc. 6.5% 12/15/09	1,058,000	855,742
ASML Holding NV 4.25% 11/30/04 (f)	1,340,000	1,147,375
Vitesse Semiconductor Corp. 4% 3/15/05	5,020,000	3,965,800
		5,968,917
TOTAL INFORMATION TECHNOLOGY		29,572,142
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	750,000	539,100
TOTAL CONVERTIBLE BONDS		36,602,291
Nonconvertible Bonds - 20.6%
CONSUMER DISCRETIONARY - 4.5%
Auto Components - 0.3%
Arvin Industries, Inc. 6.75% 3/15/08	610,000	587,125
ArvinMeritor, Inc. 8.75% 3/1/12	1,800,000	1,845,000
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	2,500,000	2,779,340
Dana Corp. 10.125% 3/15/10	1,820,000	1,838,200
Dura Operating Corp. 8.625% 4/15/12	750,000	757,500
Stoneridge, Inc. 11.5% 5/1/12	45,000	42,975
		7,850,140
Hotels, Restaurants & Leisure - 1.2%
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	680,000	725,900

	Principal Amount	Value (Note 1)
Domino's, Inc. 10.375% 1/15/09	$ 1,500,000	$ 1,620,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	4,330,000	4,503,200
Hilton Hotels Corp.:
7.625% 12/1/12	940,000	935,300
8.25% 2/15/11	1,220,000	1,262,700
Horseshoe Gaming LLC 8.625% 5/15/09	3,815,000	4,024,825
International Game Technology 8.375% 5/15/09	1,220,000	1,348,100
MGM Mirage, Inc. 8.5% 9/15/10	1,170,000	1,287,000
Penn National Gaming, Inc. 8.875% 3/15/10	2,270,000	2,315,400
Station Casinos, Inc. 8.375% 2/15/08	5,465,000	5,792,900
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	2,745,000	2,806,763
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	1,070,000	1,139,550
8.875% 4/15/11	3,030,000	3,287,550
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,260,000	2,265,650
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	1,890,000	1,899,450
		35,214,288
Household Durables - 0.3%
Beazer Homes USA, Inc.:
8.625% 5/15/11	1,680,000	1,730,400
8.875% 4/1/08	325,000	336,375
Champion Home Builders Co. 11.25% 4/15/07	525,000	438,375
D.R. Horton, Inc.:
7.875% 8/15/11	420,000	409,500
8% 2/1/09	1,040,000	1,040,000
KB Home 8.625% 12/15/08	1,070,000	1,118,150
Lennar Corp. 7.625% 3/1/09	1,500,000	1,552,500
Ryland Group, Inc. 9.125% 6/15/11	1,340,000	1,420,400
Standard Pacific Corp. 9.25% 4/15/12	725,000	703,250
		8,748,950
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	2,255,000	2,300,100
Media - 2.5%
AMC Entertainment, Inc.:
9.5% 2/1/11	975,000	960,375
9.875% 2/1/12	1,300,000	1,280,500
American Media Operations, Inc. 10.25% 5/1/09	1,870,000	1,930,775
AOL Time Warner, Inc. 6.75% 4/15/11	3,500,000	3,639,689
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	$ 3,740,000	$ 4,039,200
Chancellor Media Corp. 8% 11/1/08	1,900,000	2,052,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	565,000	163,850
0% 4/1/11 (d)	3,875,000	1,336,875
0% 5/15/11 (d)	1,460,000	365,000
9.625% 11/15/09	725,000	319,000
10% 4/1/09	1,330,000	585,200
10% 5/15/11	1,595,000	717,750
10.75% 10/1/09	3,355,000	1,476,200
Cinemark USA, Inc. 9.625% 8/1/08	1,625,000	1,625,000
Continental Cablevision, Inc. 8.3% 5/15/06	5,975,000	6,472,646
Corus Entertainment, Inc. 8.75% 3/1/12	3,835,000	4,065,100
CSC Holdings, Inc.:
7.625% 4/1/11	3,450,000	3,251,625
7.625% 7/15/18	545,000	479,600
7.875% 2/15/18	205,000	180,400
EchoStar DBS Corp.:
9.125% 1/15/09	2,170,000	2,273,075
9.375% 2/1/09	5,200,000	5,460,000
10.375% 10/1/07	3,215,000	3,440,050
Entravision Communications Corp. 8.125% 3/15/09	2,495,000	2,619,750
International Cabletel, Inc. 11.5% 2/1/06 (c)	2,000,000	220,000
Lamar Media Corp.:
7.25% 1/1/13 (f)	470,000	475,875
8.625% 9/15/07	650,000	680,063
9.625% 12/1/06	235,000	243,225
LBI Media, Inc. 10.125% 7/15/12 (f)	1,495,000	1,562,275
News America Holdings, Inc. 7.75% 12/1/45	3,500,000	3,439,734
Nextmedia Operating, Inc. 10.75% 7/1/11	1,240,000	1,302,000
PanAmSat Corp.:
6.125% 1/15/05	750,000	731,250
6.375% 1/15/08	1,120,000	1,075,200
Penton Media, Inc. 11.875% 10/1/07	835,000	693,050
Quebecor Media, Inc. 11.125% 7/15/11	35,000	32,200
Radio One, Inc. 8.875% 7/1/11	4,620,000	4,954,950

	Principal Amount	Value (Note 1)
Regal Cinemas Corp. 9.375% 2/1/12	$ 2,465,000	$ 2,612,900
Telewest PLC yankee:
9.625% 10/1/06 (c)	2,710,000	487,800
11% 10/1/07 (c)	2,185,000	404,225
Yell Finance BV 10.75% 8/1/11	3,295,000	3,624,500
		71,272,907
Specialty Retail - 0.0%
Hollywood Entertainment Corp. 9.625% 3/15/11	460,000	464,600
Textiles Apparel & Luxury Goods - 0.1%
Levi Strauss & Co. 12.25% 12/15/12 (f)	1,880,000	1,851,800
TOTAL CONSUMER DISCRETIONARY		127,702,785
CONSUMER STAPLES - 0.8%
Beverages - 0.0%
Constellation Brands, Inc. 8.125% 1/15/12	1,065,000	1,102,275
Food & Drug Retailing - 0.2%
Kroger Co. 6.8% 4/1/11	2,230,000	2,444,435
Rite Aid Corp.:
6.125% 12/15/08 (f)	1,305,000	965,700
6.875% 8/15/13	495,000	351,450
7.125% 1/15/07	395,000	327,850
		4,089,435
Food Products - 0.3%
Chiquita Brands International, Inc. 10.56% 3/15/09	1,099,000	1,120,980
Corn Products International, Inc.:
8.25% 7/15/07	2,090,000	2,100,450
8.45% 8/15/09	190,000	191,425
Dean Foods Co.:
6.625% 5/15/09	180,000	178,200
6.9% 10/15/17	540,000	491,400
8.15% 8/1/07	1,730,000	1,812,175
Del Monte Corp.:
8.625% 12/15/12 (f)	1,260,000	1,285,200
9.25% 5/15/11	420,000	436,800
Dole Food Co., Inc. 7.25% 5/1/09	1,035,000	993,600
Michael Foods, Inc. 11.75% 4/1/11	105,000	116,550
		8,726,780
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	300,000	282,000
Personal Products - 0.1%
Revlon Consumer Products Corp. 12% 12/1/05	3,595,000	3,451,200
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.2%
Philip Morris Companies, Inc. 7% 7/15/05	$ 3,955,000	$ 4,295,783
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	1,430,000	1,491,953
		5,787,736
TOTAL CONSUMER STAPLES		23,439,426
ENERGY - 1.1%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	1,130,000	1,158,250
Grant Prideco, Inc.:
9% 12/15/09 (f)	250,000	261,250
9.625% 12/1/07	1,020,000	1,081,200
Key Energy Services, Inc. 8.375% 3/1/08	1,460,000	1,529,350
		4,030,050
Oil & Gas - 0.9%
Chesapeake Energy Corp.:
8.125% 4/1/11	1,130,000	1,163,900
8.375% 11/1/08	610,000	628,300
8.5% 3/15/12	1,040,000	1,076,400
Encore Acquisition Co. 8.375% 6/15/12 (f)	1,325,000	1,378,000
Forest Oil Corp. 8% 12/15/11	1,030,000	1,084,075
Pemex Project Funding Master Trust 7.875% 2/1/09 (f)	3,000,000	3,225,000
Petro-Canada yankee 7% 11/15/28	1,290,000	1,322,966
Plains All American Pipeline LP 7.75% 10/15/12 (f)	680,000	703,800
Plains Exploration & Production Co. LP 8.75% 7/1/12 (f)	2,295,000	2,375,325
Teekay Shipping Corp. 8.875% 7/15/11	4,520,000	4,633,000
The Coastal Corp.:
6.2% 5/15/04	445,000	382,700
6.5% 5/15/06	705,000	571,050
6.95% 6/1/28	70,000	44,800
7.5% 8/15/06	430,000	352,600
7.75% 6/15/10	1,460,000	1,146,100
7.75% 10/15/35	595,000	392,700
7.75% 10/15/35	735,000	485,100
9.625% 5/15/12	2,385,000	1,931,850

	Principal Amount	Value (Note 1)
Valero Energy Corp. 6.875% 4/15/12	$ 1,200,000	$ 1,249,690
Vintage Petroleum, Inc. 8.25% 5/1/12	1,475,000	1,526,625
		25,673,981
TOTAL ENERGY		29,704,031
FINANCIALS - 5.0%
Banks - 0.6%
BankBoston Corp. 6.625% 2/1/04	510,000	531,440
Capital One Bank 6.5% 7/30/04	1,740,000	1,701,706
Fleet Financial Group, Inc. 7.125% 4/15/06	1,190,000	1,318,112
FleetBoston Financial Corp. 7.25% 9/15/05	1,730,000	1,915,591
Korea Development Bank 7.375% 9/17/04	615,000	665,365
MBNA America Bank NA 6.625% 6/15/12	1,565,000	1,595,205
MBNA Corp. 7.5% 3/15/12	2,035,000	2,187,798
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (i)	1,660,000	1,921,319
7.816% 11/29/49	3,230,000	3,645,003
Washington Mutual Bank 6.875% 6/15/11	2,000,000	2,242,562
		17,724,101
Diversified Financials - 3.6%
AES Drax Holdings Ltd. 10.41% 12/31/20	2,145,000	1,201,200
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	2,450,000	2,685,790
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	420,000	306,600
Amvescap PLC yankee:
5.9% 1/15/07	1,015,000	1,076,733
6.6% 5/15/05	4,410,000	4,760,048
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	1,730,000	1,794,875
Capital One Financial Corp. 7.125% 8/1/08	2,500,000	2,315,230
Chukchansi Economic Development Authority 14.5% 6/15/09 (f)	770,000	773,850
CIT Group, Inc.:
5.5% 2/15/04	680,000	695,357
7.75% 4/2/12	1,440,000	1,617,342
Citigroup, Inc. 5.625% 8/27/12	620,000	651,919
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18	779,258	506,517
6.9% 1/2/17	314,338	204,320
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Countrywide Home Loans, Inc. 5.5% 8/1/06	$ 2,590,000	$ 2,753,960
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	1,520,000	1,624,514
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	605,000	604,375
7.57% 11/18/10	200,000	199,793
7.779% 11/18/05	125,000	100,000
7.92% 5/18/12	1,215,000	1,013,154
10.06% 1/2/16	410,000	328,000
Details Capital Corp. 12.5% 11/15/07	505,000	474,700
Deutsche Telekom International Finance BV:
8.25% 6/15/05	2,500,000	2,733,515
8.75% 6/15/30	2,500,000	2,887,878
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	1,240,000	1,140,800
10.625% 12/1/12 (f)	360,000	369,000
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	1,055,000	1,107,750
Ford Motor Credit Co.:
7.5% 3/15/05	3,850,000	3,928,016
7.875% 6/15/10	2,500,000	2,515,660
General Electric Capital Corp. 6% 6/15/12	3,140,000	3,390,180
General Motors Acceptance Corp.:
6.75% 1/15/06	1,290,000	1,335,951
6.875% 9/15/11	3,240,000	3,231,122
Goldman Sachs Group, Inc. 6.6% 1/15/12	3,075,000	3,397,860
Household Finance Corp.:
6.375% 10/15/11	1,120,000	1,170,968
6.5% 1/24/06	1,565,000	1,666,603
7% 5/15/12	180,000	197,152
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	3,165,000	3,892,690
ING Capital Funding Trust III 8.439% 12/31/10	1,400,000	1,627,970
J.P. Morgan Chase & Co. 5.35% 3/1/07	2,000,000	2,115,600
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	1,000,000	1,093,337
6.625% 1/18/12	1,000,000	1,106,830
Merrill Lynch & Co., Inc. 4% 11/15/07	2,500,000	2,525,510
Morgan Stanley 6.6% 4/1/12	1,750,000	1,939,555
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	1,315,000	1,382,190

	Principal Amount	Value (Note 1)
NiSource Finance Corp. 7.875% 11/15/10	$ 2,485,000	$ 2,731,082
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	527,800	451,966
7.248% 7/2/14	722,261	361,130
7.575% 3/1/19	365,868	347,574
7.691% 4/1/17	80,000	64,000
7.95% 9/1/16	57,158	45,727
8.304% 9/1/10	626,288	438,402
Petronas Capital Ltd. 7% 5/22/12 (f)	4,615,000	5,073,616
PTC International Finance BV yankee 10.75% 7/1/07	961,000	999,440
PTC International Finance II SA yankee 11.25% 12/1/09	2,280,000	2,416,800
Qwest Capital Funding, Inc.:
5.875% 8/3/04	940,000	808,400
7% 8/3/09	905,000	606,350
7.25% 2/15/11	2,415,000	1,593,900
7.625% 8/3/21	310,000	181,350
7.75% 8/15/06	835,000	601,200
7.9% 8/15/10	555,000	371,850
R. H. Donnelley Finance Corp. I 8.875% 12/15/10 (f)	510,000	545,700
Salomon Smith Barney Holdings, Inc. 5.875% 3/15/06	4,580,000	4,949,056
SESI LLC 8.875% 5/15/11	120,000	122,400
Sprint Capital Corp. 6.875% 11/15/28	2,495,000	2,008,475
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	3,925,000	372,875
U.S. Airways pass thru trust certificates 6.85% 7/30/19	322,906	258,324
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	2,030,000	1,624,000
6.375% 7/15/08	465,000	297,600
6.5% 11/15/18	300,000	159,000
6.875% 7/15/28	3,515,000	2,003,550
Verizon Wireless Capital LLC 5.375% 12/15/06	1,785,000	1,864,765
		101,742,946
Insurance - 0.2%
MetLife, Inc. 5.375% 12/15/12	500,000	516,503
Principal Life Global Funding I:
5.125% 6/28/07 (f)	2,500,000	2,635,118
6.25% 2/15/12 (f)	850,000	900,992
		4,052,613
Real Estate - 0.6%
Arden Realty LP 7% 11/15/07	4,000,000	4,345,680
Boston Properties, Inc. 6.25% 1/15/13 (f)	1,200,000	1,218,480
CenterPoint Properties Trust 6.75% 4/1/05	1,590,000	1,711,118
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	$ 1,970,000	$ 2,034,025
Duke Realty LP New 6.875% 3/15/05	2,950,000	3,160,273
EOP Operating LP:
6.375% 2/15/03	1,000,000	1,004,447
7.75% 11/15/07	820,000	930,014
Regency Centers LP 6.75% 1/15/12	1,990,000	2,148,728
Senior Housing Properties Trust 8.625% 1/15/12	1,640,000	1,615,400
		18,168,165
TOTAL FINANCIALS		141,687,825
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.1%
ALARIS Medical Systems, Inc. 11.625% 12/1/06	1,950,000	2,193,750
Fisher Scientific International, Inc.:
8.125% 5/1/12	1,190,000	1,225,700
9% 2/1/08	140,000	145,950
		3,565,400
Health Care Providers & Services - 0.4%
Alderwoods Group, Inc. 11% 1/2/07	1,503,200	1,499,442
AmerisourceBergen Corp. 8.125% 9/1/08	410,000	436,650
Fountain View, Inc. 11.25% 4/15/08 (c)	2,330,000	1,398,000
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	165,000	158,400
PacifiCare Health Systems, Inc. 10.75% 6/1/09	1,480,000	1,579,900
Stewart Enterprises, Inc. 10.75% 7/1/08	1,275,000	1,408,875
Tenet Healthcare Corp.:
5.375% 11/15/06	175,000	159,250
6.375% 12/1/11	390,000	358,800
6.5% 6/1/12	505,000	467,125
Triad Hospitals, Inc. 8.75% 5/1/09	2,655,000	2,840,850
Unilab Corp. 12.75% 10/1/09	470,000	549,900
		10,857,192

	Principal Amount	Value (Note 1)
Pharmaceuticals - 0.2%
aaiPharma, Inc. 11% 4/1/10	$ 1,305,000	$ 1,305,000
Biovail Corp. yankee 7.875% 4/1/10	2,735,000	2,748,675
		4,053,675
TOTAL HEALTH CARE		18,476,267
INDUSTRIALS - 1.6%
Aerospace & Defense - 0.4%
Alliant Techsystems, Inc. 8.5% 5/15/11	3,465,000	3,742,200
BE Aerospace, Inc.:
8.875% 5/1/11	1,385,000	1,011,050
9.5% 11/1/08	135,000	103,950
Raytheon Co. 6.75% 8/15/07	4,875,000	5,405,732
Transdigm, Inc. 10.375% 12/1/08	1,185,000	1,190,925
		11,453,857
Airlines - 0.1%
Delta Air Lines, Inc.:
8.3% 12/15/29	2,045,000	1,124,750
8.54% 1/2/07	263,644	197,733
		1,322,483
Commercial Services & Supplies - 0.5%
Allied Waste North America, Inc.:
7.625% 1/1/06	6,510,000	6,510,000
7.875% 1/1/09	210,000	208,425
8.875% 4/1/08	190,000	193,800
American Color Graphics, Inc. 12.75% 8/1/05	1,055,000	1,044,450
Browning-Ferris Industries, Inc. 6.375% 1/15/08	1,220,000	1,079,700
Iron Mountain, Inc.:
8.25% 7/1/11	755,000	777,650
8.625% 4/1/13	75,000	78,375
JohnsonDiversey, Inc. 9.625% 5/15/12 (f)	2,170,000	2,278,500
Pierce Leahy Command Co. yankee 8.125% 5/15/08	320,000	327,200
World Color Press, Inc.:
7.75% 2/15/09	1,655,000	1,655,000
8.375% 11/15/08	110,000	111,650
		14,264,750
Industrial Conglomerates - 0.2%
Tyco International Group SA:
6.125% 11/1/08	60,000	56,100
yankee:
6.375% 10/15/11	2,305,000	2,155,175
6.75% 2/15/11	4,500,000	4,252,500
		6,463,775
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Machinery - 0.0%
AGCO Corp. 9.5% 5/1/08	$ 330,000	$ 356,400
Cummins, Inc. 9.5% 12/1/10 (f)	450,000	477,000
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	290,000	295,800
		1,129,200
Marine - 0.1%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	750,000	577,500
10.25% 11/15/06	1,570,000	989,100
		1,566,600
Road & Rail - 0.3%
Kansas City Southern Railway Co.:
7.5% 6/15/09	2,980,000	3,129,000
9.5% 10/1/08	180,000	197,550
TFM SA de CV yankee 11.75% 6/15/09	4,820,000	4,747,700
		8,074,250
TOTAL INDUSTRIALS		44,274,915
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
L-3 Communications Corp.:
7.625% 6/15/12	975,000	1,009,125
8% 8/1/08	30,000	31,125
8.5% 5/15/08	100,000	104,000
Motorola, Inc. 8% 11/1/11	1,125,000	1,164,375
		2,308,625
Computers & Peripherals - 0.2%
Compaq Computer Corp. 7.65% 8/1/05	1,650,000	1,803,607
Hewlett-Packard Co. 6.5% 7/1/12	3,060,000	3,396,016
Seagate Technology HDD Holdings 8% 5/15/09 (f)	1,080,000	1,101,600
		6,301,223
Electronic Equipment & Instruments - 0.1%
Flextronics International Ltd. yankee 9.875% 7/1/10	1,350,000	1,458,000
Sanmina-SCI Corp. 10.375% 1/15/10 (f)	930,000	939,300
		2,397,300

	Principal Amount	Value (Note 1)
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp. 10.5% 2/1/09	$ 340,000	$ 368,900
Micron Technology, Inc. 6.5% 9/30/05 (j)	3,000,000	2,595,000
		2,963,900
TOTAL INFORMATION TECHNOLOGY		13,971,048
MATERIALS - 1.3%
Chemicals - 0.3%
Compass Minerals Group, Inc. 10% 8/15/11	2,250,000	2,463,750
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (f)	715,000	500,500
Huntsman International LLC 9.875% 3/1/09	2,190,000	2,244,750
Lyondell Chemical Co.:
9.5% 12/15/08	705,000	641,550
9.5% 12/15/08 (f)	750,000	708,750
9.625% 5/1/07	725,000	690,563
9.875% 5/1/07	500,000	480,000
11.125% 7/15/12	330,000	321,750
		8,051,613
Containers & Packaging - 0.5%
BWAY Corp. 10% 10/15/10 (f)	310,000	321,625
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (f)	1,015,000	1,045,450
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (f)	935,000	946,688
8.875% 2/15/09	3,515,000	3,620,450
Owens-Illinois, Inc.:
7.15% 5/15/05	770,000	744,975
7.35% 5/15/08	330,000	305,250
7.5% 5/15/10	310,000	285,975
7.8% 5/15/18	140,000	116,200
7.85% 5/15/04	1,560,000	1,524,900
8.1% 5/15/07	630,000	611,100
Packaging Corp. of America 9.625% 4/1/09	2,185,000	2,359,800
Riverwood International Corp. 10.625% 8/1/07	1,700,000	1,751,000
Sealed Air Corp. 6.95% 5/15/09 (f)	1,760,000	1,830,400
		15,463,813
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 7.2% 11/15/26	3,350,000	3,266,250
Luscar Coal Ltd. 9.75% 10/15/11	1,180,000	1,268,500
P&L Coal Holdings Corp. 8.875% 5/15/08	1,965,000	2,063,250
Phelps Dodge Corp.:
8.75% 6/1/11	915,000	947,025
9.5% 6/1/31	1,545,000	1,568,175
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(f)	$ 1,560,000	$ 842,400
Steel Dynamics, Inc. 9.5% 3/15/09	195,000	204,750
		10,160,350
Paper & Forest Products - 0.1%
Georgia-Pacific Corp.:
7.5% 5/15/06	120,000	112,800
8.125% 5/15/11	390,000	366,600
Norske Skog Canada Ltd. 8.625% 6/15/11	190,000	191,900
Stone Container Corp.:
8.375% 7/1/12	1,010,000	1,036,513
9.75% 2/1/11	1,270,000	1,358,900
Weyerhaeuser Co. 6.75% 3/15/12	1,250,000	1,362,923
		4,429,636
TOTAL MATERIALS		38,105,412
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.3%
AT&T Corp. 6.5% 3/15/13	3,380,000	3,390,569
Citizens Communications Co.:
8.5% 5/15/06	2,000,000	2,214,790
8.5% 5/15/06	2,900,000	3,211,446
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (c)	3,230,000	290,700
11.75% 12/15/05 (c)	3,000,000	270,000
France Telecom SA 9.25% 3/1/11	2,500,000	2,890,675
NTL Communications Corp.:
0% 10/1/08 (c)(d)	330,000	29,700
11.5% 10/1/08 (c)	3,045,000	274,050
NTL, Inc. 0% 4/1/08 (c)(d)	655,000	65,500
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	195,000	180,375
Qwest Corp. 8.875% 3/15/12 (f)	2,215,000	2,148,550
Rogers Cantel, Inc. yankee 9.375% 6/1/08	980,000	921,200
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	1,965,000	2,080,487
Telefonos de Mexico SA de CV 8.25% 1/26/06	5,000,000	5,475,000
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	340,000	7,650
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	885,000	159,300
11.25% 11/1/08 (c)	1,075,000	193,500

	Principal Amount	Value (Note 1)
TELUS Corp. yankee 8% 6/1/11	$ 3,000,000	$ 2,880,000
Tritel PCS, Inc. 0% 5/15/09 (d)	3,379,000	3,159,365
U.S. West Communications:
7.2% 11/1/04	1,710,000	1,624,500
7.2% 11/10/26	315,000	245,700
7.25% 9/15/25	310,000	246,450
Verizon New York, Inc.:
6.875% 4/1/12	2,000,000	2,246,776
7.375% 4/1/32	1,065,000	1,231,539
WorldCom, Inc.:
7.5% 5/15/11 (c)	8,800,000	2,024,000
8.25% 5/15/31 (c)	3,570,000	821,100
		38,282,922
Wireless Telecommunication Services - 1.0%
American Tower Corp. 9.375% 2/1/09	975,000	770,250
AT&T Wireless Services, Inc.:
7.875% 3/1/11	2,500,000	2,512,500
8.75% 3/1/31	1,000,000	980,000
Cingular Wireless LLC 5.625% 12/15/06	1,000,000	1,051,364
Crown Castle International Corp.:
9.375% 8/1/11	2,065,000	1,693,300
9.5% 8/1/11	205,000	165,025
10.75% 8/1/11	385,000	334,950
Millicom International Cellular SA yankee 13.5% 6/1/06	1,230,000	590,400
Nextel Communications, Inc.:
0% 2/15/08 (d)	840,000	756,000
9.375% 11/15/09	3,910,000	3,538,550
9.5% 2/1/11	555,000	499,500
9.75% 10/31/07	7,320,000	6,697,800
Orange PLC yankee 9% 6/1/09	2,955,000	3,102,750
Rogers Wireless, Inc. 9.625% 5/1/11	2,900,000	2,740,500
TeleCorp PCS, Inc.:
0% 4/15/09 (d)	1,314,000	1,228,590
10.625% 7/15/10	465,000	504,525
		27,166,004
TOTAL TELECOMMUNICATION SERVICES		65,448,926
UTILITIES - 2.8%
Electric Utilities - 1.6%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (f)	1,005,000	643,200
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	3,960,000	3,445,200
CMS Energy Corp.:
7.5% 1/15/09	985,000	842,175
8.375% 7/1/03	1,755,000	1,711,125
8.5% 4/15/11	555,000	482,850
8.9% 7/15/08	175,000	148,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
9.875% 10/15/07	$ 1,480,000	$ 1,346,800
Constellation Energy Group, Inc.:
6.125% 9/1/09	200,000	204,514
7% 4/1/12	980,000	1,029,987
Dominion Resources, Inc. 8.125% 6/15/10	2,145,000	2,495,495
Duke Capital Corp. 6.75% 2/15/32	150,000	117,377
Edison International 6.875% 9/15/04	2,230,000	2,085,050
FirstEnergy Corp. 6.45% 11/15/11	1,635,000	1,626,568
Illinois Power Co.:
7.5% 6/15/09	1,880,000	1,541,600
11.5% 12/15/10 (f)	930,000	897,450
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	530,000	479,594
Nevada Power Co. 10.875% 10/15/09 (f)	575,000	575,000
Oncor Electric Delivery Co.:
6.375% 1/15/15 (f)	885,000	902,258
7% 9/1/22 (f)	2,935,000	2,736,612
Pacific Gas & Electric Co.:
6.75% 10/1/23	675,000	621,000
7.05% 3/1/24	340,000	316,200
9.625% 11/1/05 (f)	2,300,000	2,254,000
PSI Energy, Inc. 6.65% 6/15/06	2,450,000	2,631,214
Public Service Co. of Colorado 7.875% 10/1/12 (f)	1,080,000	1,205,598
Reliant Energy Resources Corp.:
7.75% 2/15/11	465,000	390,600
8.125% 7/15/05	2,550,000	2,350,047
8.125% 7/15/05	2,570,000	2,368,479
Sierra Pacific Power Co. 8% 6/1/08	1,495,000	1,405,300
Southern California Edison Co.:
7.125% 7/15/25	95,000	88,113
7.25% 3/1/26	285,000	264,338
7.625% 1/15/10	1,472,000	1,383,680
8.95% 11/3/03	2,035,000	2,014,650
TECO Energy, Inc.:
7% 5/1/12	2,185,000	1,835,400
10.5% 12/1/07 (f)	1,455,000	1,425,900
Texas Utilities Co. 6.375% 1/1/08	400,000	358,000
TXU Corp. 6.375% 6/15/06	2,325,000	2,127,375
		46,351,499

	Principal Amount	Value (Note 1)
Gas Utilities - 0.6%
CMS Panhandle Holding Co. 6.5% 7/15/09	$ 1,010,000	$ 969,600
Consolidated Natural Gas Co. 6.85% 4/15/11	885,000	987,941
El Paso Energy Corp.:
6.75% 5/15/09	705,000	486,450
7.375% 12/15/12	50,000	33,500
8.05% 10/15/30	245,000	151,900
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	1,165,000	1,306,287
7.3% 8/15/33	2,250,000	2,412,146
Noram Energy Corp. 6.5% 2/1/08	465,000	390,600
Northwest Pipeline Corp. 6.625% 12/1/07	485,000	451,050
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	150,000	135,000
8.25% 4/1/10	425,000	410,125
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (f)	1,680,000	1,821,624
Sempra Energy 7.95% 3/1/10	685,000	781,084
Southern Natural Gas Co.:
7.35% 2/15/31	2,305,000	1,924,675
8% 3/1/32	50,000	43,750
Tennessee Gas Pipeline Co.:
6% 12/15/11	335,000	281,400
7% 10/15/28	190,000	146,300
7.5% 4/1/17	95,000	79,325
8.375% 6/15/32	285,000	247,950
Transcontinental Gas Pipe Line:
6.125% 1/15/05	650,000	604,500
6.25% 1/15/08	1,335,000	1,188,150
8.875% 7/15/12 (f)	1,475,000	1,475,000
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	265,000	184,175
		16,512,532
Multi-Utilities & Unregulated Power - 0.6%
AES Corp.:
8.75% 6/15/08	280,000	165,200
9.5% 6/1/09	2,055,000	1,233,000
El Paso Corp.:
7% 5/15/11	1,100,000	748,000
7.875% 6/15/12 (f)	1,575,000	1,102,500
Western Resources, Inc.:
6.875% 8/1/04	680,000	625,600
7.875% 5/1/07	2,970,000	3,014,550
9.75% 5/1/07	2,080,000	1,913,600
Williams Companies, Inc.:
6.625% 11/15/04	925,000	689,125
6.75% 1/15/06	1,125,000	781,875
7.125% 9/1/11	1,170,000	766,350
7.125% 9/1/11	3,890,000	2,547,950
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
7.5% 1/15/31	$ 1,400,000	$ 875,000
7.625% 7/15/19	685,000	431,550
8.125% 3/15/12 (f)	1,260,000	856,800
		15,751,100
TOTAL UTILITIES		78,615,131
TOTAL NONCONVERTIBLE BONDS		581,425,766
TOTAL CORPORATE BONDS (Cost $617,632,634)		618,028,057
U.S. Government and Government Agency Obligations - 6.9%

U.S. Government Agency Obligations - 2.0%
Fannie Mae:
4.75% 1/2/07	4,185,000	4,439,318
5% 1/15/07	17,884,000	19,385,451
5.25% 4/15/07	11,375,000	12,453,191
6.25% 2/1/11	2,115,000	2,366,877
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	2,000,000	2,320,436
Freddie Mac:
5.875% 3/21/11	9,265,000	10,160,842
6.875% 9/15/10	1,400,000	1,669,784
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	2,825,000	3,173,848
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		55,969,747
U.S. Treasury Obligations - 4.9%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (h)	9,300,000	9,297,991
U.S. Treasury Bonds:
6.25% 5/15/30	37,765,000	45,192,620
8% 11/15/21	3,287,000	4,579,971
11.75% 2/15/10	19,445,000	23,422,864
12% 8/15/13	3,740,000	5,445,937

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
4.375% 5/15/07	$ 2,070,000	$ 2,222,824
5.75% 11/15/05	4,646,000	5,135,828
6.5% 2/15/10	18,615,000	22,250,733
6.75% 5/15/05	14,650,000	16,333,036
7% 7/15/06	4,500,000	5,217,363
TOTAL U.S. TREASURY OBLIGATIONS		139,099,167
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $186,425,589)		195,068,914
U.S. Government Agency - Mortgage Securities - 11.2%

Fannie Mae - 9.0%
5.5% 1/1/18 to 1/14/33 (g)	3,345,000	3,465,211
5.5% 1/1/33 (g)	15,500,000	15,819,688
5.5% 1/14/33 (g)	2,500,000	2,551,563
6% 6/1/13 to 3/1/31	31,600,996	33,046,824
6% 1/1/33 (g)	46,612,294	48,214,592
6.5% 6/1/13 to 9/1/32	75,439,177	78,841,142
6.5% 1/1/33 (g)	11,007,928	11,465,445
6.5% 1/1/33 to 1/14/33 (g)	9,100,000	9,478,219
6.5% 1/14/33 (g)	2,500,000	2,603,906
7% 8/1/13 to 4/1/32	32,829,210	34,673,317
7% 1/1/33 (g)	599,061	629,950
7.5% 7/1/16 to 11/1/31	11,166,879	11,884,017
8% 1/1/30 to 6/1/30	1,387,048	1,495,298
TOTAL FANNIE MAE		254,169,172
Freddie Mac - 0.1%
7.5% 5/1/17 to 10/1/30	2,307,126	2,462,682
7.5% 1/1/33 (g)	1,227,860	1,304,601
8% 7/1/17 to 5/1/27	187,846	203,382
8.5% 7/1/22	18,046	19,601
TOTAL FREDDIE MAC		3,990,266
Government National Mortgage Association - 2.1%
6% 12/15/08 to 6/15/09	1,227,664	1,308,393
6.5% 6/15/08 to 8/15/27	19,433,686	20,525,100
7% 7/15/28 to 7/15/32	13,030,550	13,826,977
7% 1/1/33 (g)	9,699,211	10,272,071
7.5% 9/15/22 to 8/15/28	7,366,391	7,888,534
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - continued
8% 5/15/25 to 1/15/31	$ 2,874,548	$ 3,108,176
8.5% 12/15/16 to 12/15/30	1,125,192	1,221,588
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		58,150,839
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $304,080,926)		316,310,277
Asset-Backed Securities - 0.6%

Capital One Master Trust 3.85% 8/15/07	810,000	834,593
CIT Marine Trust 5.8% 4/15/10	1,058,250	1,067,236
DaimlerChrysler Auto Trust 5.16% 1/6/05	4,285,000	4,352,578
Ford Credit Auto Owner Trust 5.71% 9/15/05	1,055,000	1,107,576
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	5,000,000	5,358,594
Sears Credit Account Master Trust II 7.5% 11/15/07	2,650,000	2,758,385
UAF Auto Grantor Trust 6.1% 6/15/04 (f)	182,521	183,640
TOTAL ASSET-BACKED SECURITIES (Cost $15,058,194)		15,662,602
Collateralized Mortgage Obligations - 0.2%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 6.7825% 12/29/25 (f)(i)	225,425	105,886
U.S. Government Agency - 0.2%
Fannie Mae:
planned amortization class Series 1999-54 Class PH, 6.5% 11/18/29	3,300,000	3,531,600
REMIC planned amortization class Series 1999-57 Class PH, 6.5% 12/25/29	2,600,000	2,735,992
TOTAL U.S. GOVERNMENT AGENCY		6,267,592
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,502,377)		6,373,478
Commercial Mortgage Securities - 1.5%
	Principal Amount	Value (Note 1)
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 6.7677% 8/1/24 (f)(i)	$ 1,548,426	$ 1,153,577
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	2,741,168	2,981,922
Class B, 7.48% 2/1/08	2,320,000	2,615,928
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	580,000	630,584
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	4,260,000	4,461,019
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (f)	3,500,000	3,932,145
Class C1, 7.52% 5/15/06 (f)	2,300,000	2,586,182
Class D1, 7.77% 5/15/06 (f)	2,200,000	2,443,153
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9992% 4/29/39 (f)(i)	1,600,000	1,371,501
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(f)(i)	500,000	0
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 13.5% 6/1/16 (f)(i)	1,300,000	982,313
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (f)	750,000	777,656
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (i)	1,205,000	1,155,294
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	1,050,000	981,422
Class C, 4.13% 11/20/37 (f)	1,050,000	937,125
LTC Commercial Mortgage pass thru certificates sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (f)	1,980,898	1,998,231
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (f)	1,473,000	1,311,430
Class L, 7.9% 11/15/26 (f)	1,133,000	857,185
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	773,219	785,694
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	4,200,000	4,663,313
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Series 1:
Class D2, 6.992% 11/15/07 (f)	$ 4,120,000	$ 4,495,950
Class E2, 7.224% 11/15/07 (f)	2,450,000	2,638,344
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $41,002,971)		43,759,968
Foreign Government and Government Agency Obligations - 0.4%
Chilean Republic:
5.625% 7/23/07	1,335,000	1,418,438
6.875% 4/28/09	1,500,000	1,639,455
7.125% 1/11/12	1,590,000	1,800,675
Malaysian Government 7.5% 7/15/11	1,250,000	1,446,094
Polish Government 6.25% 7/3/12	2,505,000	2,780,550
United Mexican States 9.875% 2/1/10	2,770,000	3,400,452
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $11,101,785)		12,485,664
Floating Rate Loans - 0.1%

FINANCIALS - 0.1%
Diversified Financials - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6.25% 9/30/10 (g)(i)	2,260,000	1,830,600
UTILITIES - 0.0%
Electric Utilities - 0.0%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (i)	875,000	927,500
TOTAL FLOATING RATE LOANS (Cost $2,702,125)		2,758,100
Money Market Funds - 12.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	215,215,471	$ 215,215,471
Fidelity Money Market Central Fund, 1.52% (b)	123,860,162	123,860,162
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	1,515,952	1,515,952
TOTAL MONEY MARKET FUNDS (Cost $340,591,585)		340,591,585
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $3,137,445,383)	2,917,981,936
NET OTHER ASSETS - (3.2)%	(90,978,513)
NET ASSETS - 100%	$ 2,827,003,423
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
98 S&P 500 Index Contracts	March 2003	$ 21,533,050	$ (668,198)

The face value of futures purchased as a percentage of net assets - 0.8%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $104,200,796 or 3.7% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,494,677.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
US Governments	18.0%
AAA, AA, A	5.1
BBB	5.5
BB	5.0
B	7.2
CCC, CC, C	1.3
Not Rated	0.4
Equities	49.2
Other Investments	0.0
Short-Term and Net Other Assets	8.3
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $4,062,235,458 and $4,333,676,373 respectively, of which long-term U.S. government and government agency obligations aggregated $1,265,814,912 and $1,294,706,047 respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $210,044 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,595,000 or 0.1% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,705,000. The weighted average interest rate was 2%. At period end there were no bank borrowings outstanding.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $201,881,000 of which $168,073,000 and $33,808,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $1,455,313) (cost $3,137,445,383) - See accompanying schedule		$ 2,917,981,936
Cash		895,487
Receivable for investments sold		10,168,359
Receivable for fund shares sold		378,636
Dividends receivable		2,389,185
Interest receivable		18,098,440
Receivable for daily variation on futures contracts		34,709
Other receivables		286,216
Total assets		2,950,232,968

Liabilities
Payable for investments purchased Regular delivery	$ 4,981,800
Delayed delivery	111,211,881
Payable for fund shares redeemed	3,750,024
Accrued management fee	1,278,311
Distribution fees payable	5,568
Other payables and accrued expenses	486,009
Collateral on securities loaned, at value	1,515,952
Total liabilities		123,229,545

Net Assets		$ 2,827,003,423
Net Assets consist of:
Paid in capital		$ 3,154,975,271
Undistributed net investment income		119,686,292
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(227,527,025)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(220,131,115)
Net Assets		$ 2,827,003,423

Initial Class: Net Asset Value, offering price and redemption price per share ($2,784,944,521 ÷ 218,505,290 shares)		$ 12.75

Service Class: Net Asset Value, offering price and redemption price per share ($25,691,534 ÷ 2,028,643 shares)		$ 12.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($16,367,368 ÷ 1,299,632 shares)		$ 12.59

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 24,167,707
Interest		104,962,082
Security lending		25,818
Total income		129,155,607

Expenses
Management fee	$ 16,783,403
Transfer agent fees	2,162,680
Distribution fees	62,865
Accounting and security lending fees	601,267
Non-interested trustees' compensation	14,824
Custodian fees and expenses	105,348
Audit	45,645
Legal	19,741
Interest	317
Miscellaneous	207,227
Total expenses before reductions	20,003,317
Expense reductions	(615,976)	19,387,341
Net investment income (loss)		109,768,266
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(33,530,901)
Foreign currency transactions	251
Futures contracts	(13,030,427)
Total net realized gain (loss)		(46,561,077)
Change in net unrealized appreciation (depreciation) on: Investment securities	(377,239,440)
Assets and liabilities in foreign currencies	83
Futures contracts	(668,198)
Total change in net unrealized appreciation (depreciation)		(377,907,555)
Net gain (loss)		(424,468,632)
Net increase (decrease) in net assets resulting from operations		$ (314,700,366)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 109,768,266	$ 133,175,732
Net realized gain (loss)	(46,561,077)	(186,447,162)
Change in net unrealized appreciation (depreciation)	(377,907,555)	(124,991,159)
Net increase (decrease) in net assets resulting from operations	(314,700,366)	(178,262,589)
Distributions to shareholders from net investment income	(130,190,101)	(165,533,467)
Distributions to shareholders from net realized gain	-	(62,082,268)
Total distributions	(130,190,101)	(227,615,735)
Share transactions - net increase (decrease)	(319,152,869)	(166,612,262)
Total increase (decrease) in net assets	(764,043,336)	(572,490,586)

Net Assets
Beginning of period	3,591,046,759	4,163,537,345
End of period (including undistributed net investment income of $119,686,292 and undistributed net investment income of $144,946,442, respectively)	$ 2,827,003,423	$ 3,591,046,759
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	11,802,258	630,505	749,638
Reinvested	9,394,979	82,195	33,492
Redeemed	(47,257,499)	(857,386)	(318,829)
Net increase (decrease)	(26,060,262)	(144,686)	464,301

Dollars Sold	$ 156,258,651	$ 8,087,879	$ 9,704,552
Reinvested	128,617,266	1,118,681	454,154
Redeemed	(608,503,126)	(10,914,840)	(3,976,086)
Net increase (decrease)	$ (323,627,209)	$ (1,708,280)	$ 6,182,620

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	14,430,722	570,655	583,205
Reinvested	14,767,544	110,168	19,334
Redeemed	(42,543,930)	(429,185)	(68,344)
Net increase (decrease)	(13,345,664)	251,638	534,195

Dollars Sold	$ 210,075,603	$ 8,204,922	$ 8,374,378
Reinvested	225,648,078	1,674,550	293,107
Redeemed	(613,757,840)	(6,155,901)	(969,159)
Net increase (decrease)	$ (178,034,159)	$ 3,723,571	$ 7,698,326

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 128,617,266	$ 1,118,681	$ 454,154
From net realized gain	-	-	-
Total	$ 128,617,266	$ 1,118,681	$ 454,154

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 164,107,693	$ 1,212,605	$ 213,169
From net realized gain	61,540,385	461,945	79,938
Total	$ 225,648,078	$ 1,674,550	$ 293,107

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.51	$ 16.01	$ 18.67	$ 18.16	$ 18.01
Income from Investment Operations
Net investment income (loss) C	.46	.51	.62	.59	.59
Net realized and unrealized gain (loss)	(1.69)	(1.13)	(1.30)	1.28	1.84
Total from investment operations	(1.23)	(.62)	(.68)	1.87	2.43
Distributions from net investment income	(.53)	(.64)	(.60)	(.60)	(.57)
Distributions from net realized gain	-	(.24)	(1.38)	(.76)	(1.71)
Total distributions	(.53)	(.88)	(1.98)	(1.36)	(2.28)
Net asset value, end of period	$ 12.75	$ 14.51	$ 16.01	$ 18.67	$ 18.16
Total Return A, B	(8.73)%	(4.15)%	(3.87)%	11.09%	15.05%
Ratios to Average Net Assets D
Expenses before expense reductions	.63%	.64%	.61%	.63%	.64%
Expenses net of voluntary waivers, if any	.63%	.64%	.61%	.63%	.64%
Expenses net of all reductions	.61%	.63%	.61%	.62%	.63%
Net investment income (loss)	3.49%	3.53%	3.73%	3.36%	3.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,784,945	$ 3,547,730	$ 4,128,169	$ 4,936,926	$ 4,905,468
Portfolio turnover rate	140%	108%	76%	94%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 15.91	$ 18.59	$ 18.10	$ 17.99
Income from Investment Operations
Net investment income (loss) C	.44	.49	.60	.56	.57
Net realized and unrealized gain (loss)	(1.68)	(1.12)	(1.31)	1.29	1.82
Total from investment operations	(1.24)	(.63)	(.71)	1.85	2.39
Distributions from net investment income	(.51)	(.63)	(.59)	(.60)	(.57)
Distributions from net realized gain	-	(.24)	(1.38)	(.76)	(1.71)
Total distributions	(.51)	(.87)	(1.97)	(1.36)	(2.28)
Net asset value, end of period	$ 12.66	$ 14.41	$ 15.91	$ 18.59	$ 18.10
Total Return A, B	(8.85)%	(4.24)%	(4.06)%	11.01%	14.82%
Ratios to Average Net Assets D
Expenses before expense reductions	.74%	.74%	.72%	.74%	.78%
Expenses net of voluntary waivers, if any	.74%	.74%	.72%	.74%	.78%
Expenses net of all reductions	.72%	.73%	.71%	.73%	.77%
Net investment income (loss)	3.38%	3.43%	3.62%	3.25%	3.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,692	$ 31,324	$ 30,583	$ 23,677	$ 5,801
Portfolio turnover rate	140%	108%	76%	94%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.36	$ 15.89	$ 18.17
Income from Investment Operations
Net investment income (loss) E	.41	.46	.53
Net realized and unrealized gain (loss)	(1.67)	(1.11)	(.84)
Total from investment operations	(1.26)	(.65)	(.31)
Distributions from net investment income	(.51)	(.64)	(.59)
Distributions from net realized gain	-	(.24)	(1.38)
Total distributions	(.51)	(.88)	(1.97)
Net asset value, end of period	$ 12.59	$ 14.36	$ 15.89
Total Return B, C, D	(9.03)%	(4.38)%	(1.97)%
Ratios to Average Net Assets G
Expenses before expense reductions	.90%	.90%	.88% A
Expenses net of voluntary waivers, if any	.90%	.90%	.88% A
Expenses net of all reductions	.88%	.89%	.88% A
Net investment income (loss)	3.22%	3.27%	3.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,367	$ 11,993	$ 4,785
Portfolio turnover rate	140%	108%	76%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Service Class 2	-9.60%	3.53%	12.13%
S&P 500®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Multi-Cap Growth Funds Average	-30.67%	-1.76%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and captial gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio - Service Class 2 on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500® Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Will Danoff, Portfolio Manager of Contrafund Portfolio

Q. How did the fund perform, Will?

A. The fund did well relative to its benchmarks. For the 12 months that ended December 31, 2002, the fund outperformed both the Standard & Poor's 500 Index, which fell 22.10%, and the variable annuity growth funds average, which fell 25.44% according to Lipper Inc.

Q. What factors helped the fund's performance?

A. Avoiding the big problem stocks during this difficult period was just as important as owning the best-performing ones. We were able to steer clear, for example, of some of the high-profile disappointments, such as Home Depot and AOL Time Warner, both of which fell by more than 50% due to poor earnings growth. The fund mostly avoided companies that had alleged accounting irregularities as well, including WorldCom. Our minimal exposure to the technology and telecommunications sectors, both of which fell by 30% in 2002, also benefited relative performance. We averaged a combined 5% weighting in these groups during the period, versus a 20% combined average weighting for the S&P 500.

Q. Health care and consumer staples stocks accounted for more than 28% of the fund's assets at the end of the period. Why did these areas appeal to you?

A. I believe strongly that earnings growth drives stock performance, and I anticipated early in the period that earnings growth would be disappointing throughout the market, particularly in aggressive areas such as tech and telecom. Therefore, I set my sights on companies that I felt offered steady and predictable growth, and I found some options in the health care and consumer staples areas. Within health care, I was especially attracted to hospital and health management organizations. An aging population spurred demand for these types of companies, and in the case of UnitedHealth Group - one of our largest positions - excellent pricing, tight cost controls, innovative new products and outstanding free cash flow led to strong performance. We also held sizable positions in stocks such as Avon and Colgate-Palmolive within the consumer staples area. These companies performed well due to their excellent brands, understandable products and business models and good growth prospects.

Q. The fund realized nice gains from both its defense and gold stocks. Can you elaborate?

A. Most of my defense strategy revolved around Lockheed Martin, which was our largest position at the end of the period and our best performer over the past 12 months. Under new management, Lockheed improved its operating performance, cut costs and sold off poorly performing divisions. The company also won the massive, multi-year Joint Strike fighter plane contract in late 2001. Additionally, gold stocks fared well in 2002, as prices rose due to favorable supply and demand conditions. Newmont Mining, a top-20 position, benefited from these trends and contributed meaningfully to performance.

Q. Which stocks hurt performance?

A. We avoided most major stock disasters, but I was caught off-guard by the implosions of Tenet Healthcare and Elan, an Irish biotechnology company. Both stocks fell sharply due to accounting issues. Another disappointment was Automatic Data Processing, or ADP, which fell in value after announcing that it would fail to deliver the double-digit quarterly earnings growth it had sustained for 40-plus years. The fund did not own Elan or ADP at the end of the period.

Q. What's your outlook, Will?

A. I'm very concerned about the high levels of debt throughout the economy - at the consumer, corporate and federal government levels. Holiday spending was stagnant this year in part because consumers have piled up too much debt. I'm also concerned about the effect of the continued emergence of China as the world's leading low-cost manufacturer. Because U.S. manufacturing is no longer competitive with foreign alternatives, especially China, efforts to stimulate the U.S. economy are being offset by the fact that incremental demand for goods is being met more by exporters than by domestic businesses. China's emergence as a low-cost provider has put deflationary pressure on American companies, which has made earnings growth difficult. Despite these concerns, the fund - with the support of Fidelity's research staff - will continue to seek companies that I feel can sustain good earnings growth in a slower-growing, more competitive business world.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital appreciation by investing in companies whose value is not fully recognized by the public

Start date: January 3, 1995

Size: as of December 31, 2002, more than

$7.5 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Lockheed Martin Corp.	3.8
Colgate-Palmolive Co.	3.2
Berkshire Hathaway, Inc. Class A	3.1
3M Co.	3.0
Avon Products, Inc.	2.5
15.6
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	17.8
Consumer Discretionary	15.6
Health Care	15.1
Industrials	13.4
Consumer Staples	13.4
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	90.2%
Bonds	0.6%
Short-Term Investments and Net Other Assets	9.1%
Other Investments	0.1%

* Foreign investments	19.5%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.6%
Auto Components - 0.1%
Gentex Corp. (a)	290,900	$ 9,204,076
Automobiles - 1.8%
Harley-Davidson, Inc.	407,500	18,826,500
Honda Motor Co. Ltd.	889,600	32,132,354
Nissan Motor Co. Ltd.	4,134,900	32,238,087
Toyota Motor Corp.	2,018,000	53,477,003
		136,673,944
Hotels, Restaurants & Leisure - 2.2%
Brinker International, Inc. (a)	129,000	4,160,250
California Pizza Kitchen, Inc. (a)	110,100	2,774,520
CBRL Group, Inc.	40,700	1,226,291
Darden Restaurants, Inc.	962,100	19,674,945
Friendly Ice Cream Corp. (a)	204,600	1,176,450
Harrah's Entertainment, Inc. (a)	583,600	23,110,560
Hilton Group PLC	1,996,800	5,371,797
International Game Technology (a)	160,200	12,162,384
MGM Mirage, Inc. (a)	829,600	27,351,912
P.F. Chang's China Bistro, Inc. (a)	564,300	20,484,090
Panera Bread Co. Class A (a)	69,300	2,412,333
Rank Group PLC	1,514,600	6,502,251
Rare Hospitality International, Inc. (a)	17,000	469,540
Red Robin Gourmet Burgers, Inc.	9,700	123,578
Ryan's Family Steak Houses, Inc. (a)	282,750	3,209,213
Sonic Corp. (a)	65,700	1,346,193
Stanley Leisure PLC	287,991	1,816,265
Starbucks Corp. (a)	266,000	5,421,080
Starwood Hotels & Resorts Worldwide, Inc. unit	24,400	579,256
The Cheesecake Factory, Inc. (a)	275,100	9,944,865
Wendy's International, Inc.	393,900	10,662,873
William Hill PLC	2,238,065	8,184,029
		168,164,675
Household Durables - 1.2%
Blyth, Inc.	69,000	1,846,440
D.R. Horton, Inc.	1,661,770	28,831,710
Fortune Brands, Inc.	278,300	12,943,733
Garmin Ltd. (a)	195,253	5,720,913
Harman International Industries, Inc.	380,700	22,651,650
Mohawk Industries, Inc. (a)	369,320	21,032,774
		93,027,220
Internet & Catalog Retail - 1.1%
eBay, Inc. (a)	299,400	20,305,308
FTD, Inc. Class A (a)	700	11,151
Overstock.com, Inc.	105,600	1,372,800
Ticketmaster Class B (a)	251,200	5,330,464
USA Interactive (a)	2,479,700	56,834,724
		83,854,447
Leisure Equipment & Products - 0.4%
Leapfrog Enterprises, Inc. Class A	151,600	3,812,740

	Shares	Value (Note 1)
Mattel, Inc.	1,434,700	$ 27,474,505
Mega Bloks, Inc.	40,250	601,587
		31,888,832
Media - 2.4%
Comcast Corp.:
Class A (a)	679	16,004
Class A (special) (a)	252,400	5,701,716
Cox Communications, Inc. Class A (a)	34,800	988,320
E.W. Scripps Co. Class A	314,700	24,216,165
Entercom Communications Corp. Class A (a)	13,100	614,652
Fox Entertainment Group, Inc. Class A (a)	656,100	17,012,673
Gannett Co., Inc.	32,000	2,297,600
Getty Images, Inc. (a)	58,500	1,787,175
LIN TV Corp. Class A	216,900	5,281,515
McGraw-Hill Companies, Inc.	106,200	6,418,728
Meredith Corp.	100,300	4,123,333
Pearson PLC sponsored ADR	223,900	2,093,465
Pixar (a)	229,500	12,161,205
Reader's Digest Association, Inc. (non-vtg.)	59,600	899,960
Reed Elsevier PLC	633,200	5,426,516
The McClatchy Co. Class A	16,300	924,699
The New York Times Co. Class A	98,400	4,499,832
Tribune Co.	172,600	7,846,396
Viacom, Inc. Class B (non-vtg.) (a)	1,367,336	55,732,615
Washington Post Co. Class B	21,300	15,719,400
Westwood One, Inc. (a)	216,100	8,073,496
		181,835,465
Multiline Retail - 0.8%
99 Cents Only Stores (a)	1,011,566	27,170,663
Costco Wholesale Corp. (a)	157,100	4,408,226
JCPenney Co., Inc.	731,200	16,824,912
Kohl's Corp. (a)	7,000	391,650
Marks & Spencer Group PLC	2,125,800	10,787,021
		59,582,472
Specialty Retail - 4.8%
Advance Auto Parts, Inc. (a)	320,500	15,672,450
Aeropostale, Inc.	46,500	491,505
AutoZone, Inc. (a)	892,900	63,083,385
Bed Bath & Beyond, Inc. (a)	1,254,900	43,331,697
Chico's FAS, Inc. (a)	344,500	6,514,495
Hennes & Mauritz AB (H&M) (B Shares)	229,200	4,435,107
Hot Topic, Inc. (a)	149,200	3,413,696
Inditex SA	157,600	3,724,600
Lowe's Companies, Inc.	1,809,700	67,863,750
Michaels Stores, Inc. (a)	380,800	11,919,040
Pacific Sunwear of California, Inc. (a)	161,550	2,857,820
PETCO Animal Supplies, Inc.	545,200	12,778,943
PETsMART, Inc. (a)	1,226,900	21,016,797
Pier 1 Imports, Inc.	487,200	9,222,696
Ross Stores, Inc.	356,300	15,103,557
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Talbots, Inc.	21,400	$ 589,142
TJX Companies, Inc.	2,249,200	43,904,384
Too, Inc. (a)	232,300	5,463,696
Urban Outfitters, Inc. (a)	200,900	4,735,213
Weight Watchers International, Inc. (a)	509,300	23,412,521
Williams-Sonoma, Inc. (a)	205,900	5,590,185
		365,124,679
Textiles Apparel & Luxury Goods - 0.8%
Burberry Ltd.	2,494,338	9,020,700
Coach, Inc. (a)	648,462	21,347,369
Delta Woodside Industries, Inc. (a)	22,175	109,101
Fossil, Inc. (a)	48,900	994,626
Liz Claiborne, Inc.	515,200	15,275,680
Puma AG	92,690	6,328,409
Reebok International Ltd. (a)	90,400	2,657,760
		55,733,645
TOTAL CONSUMER DISCRETIONARY		1,185,089,455
CONSUMER STAPLES - 13.4%
Beverages - 2.6%
Anheuser-Busch Companies, Inc.	1,018,500	49,295,400
Diageo PLC	3,001,523	32,637,285
Molson, Inc. Class A	642,100	13,660,399
Pepsi Bottling Group, Inc.	689,900	17,730,430
PepsiCo, Inc.	2,079,750	87,807,045
		201,130,559
Food & Drug Retailing - 2.0%
George Weston Ltd.	275,910	15,837,231
J. Sainsbury PLC	2,435,570	10,936,644
Loblaw Companies Ltd.	191,310	6,510,843
Safeway PLC	679,698	2,334,929
Sysco Corp.	1,250,900	37,264,311
Tesco PLC	4,986,800	15,584,478
Walgreen Co.	42,500	1,240,575
Whole Foods Market, Inc. (a)	1,057,507	55,762,344
William Morrison Supermarkets PLC	2,039,734	7,097,344
Winn-Dixie Stores, Inc.	178,500	2,727,480
		155,296,179
Food Products - 2.1%
American Italian Pasta Co. Class A (a)	142,200	5,116,356
Bunge Ltd.	19,800	476,388
Cadbury Schweppes PLC	2,124,534	13,244,734
Del Monte Foods Co. (a)	28,269	217,671
H.J. Heinz Co.	63,300	2,080,671
Hershey Foods Corp.	496,400	33,477,216
Kraft Foods, Inc. Class A	1,829,570	71,225,160
Nestle SA (Reg.)	52,633	11,162,844
Saputo, Inc.	213,300	3,371,179
Sara Lee Corp.	96,300	2,167,713

	Shares	Value (Note 1)
The J.M. Smucker Co.	34,307	$ 1,365,762
Wm. Wrigley Jr. Co.	230,700	12,660,816
		156,566,510
Household Products - 3.3%
Colgate-Palmolive Co.	4,617,030	242,070,883
Procter & Gamble Co.	64,200	5,517,348
		247,588,231
Personal Products - 3.4%
Avon Products, Inc.	3,458,428	186,305,516
Gillette Co.	2,250,100	68,313,036
		254,618,552
TOTAL CONSUMER STAPLES		1,015,200,031
ENERGY - 4.6%
Energy Equipment & Services - 0.4%
Baker Hughes, Inc.	158,300	5,095,677
Carbo Ceramics, Inc.	27,000	909,900
ENSCO International, Inc.	118,600	3,492,770
Schlumberger Ltd. (NY Shares)	235,200	9,899,568
Smith International, Inc. (a)	372,920	12,164,650
Willbros Group, Inc. (a)	248,200	2,040,204
		33,602,769
Oil & Gas - 4.2%
Apache Corp.	184,500	10,514,655
BP PLC sponsored ADR	1,275,232	51,838,181
EnCana Corp.	5,119,412	158,827,779
EOG Resources, Inc.	68,600	2,738,512
Exxon Mobil Corp.	398,742	13,932,045
Murphy Oil Corp.	416,800	17,859,880
Niko Resources Ltd.	2,100	34,459
Noble Energy, Inc.	126,600	4,753,830
Petro-Canada	91,300	2,840,096
Pogo Producing Co.	144,700	5,390,075
Premcor, Inc.	220,200	4,895,046
Suncor Energy, Inc.	983,580	15,451,521
Talisman Energy, Inc.	212,870	7,696,788
Thunder Energy, Inc. (a)	44,400	155,314
TotalFinaElf SA sponsored ADR	265,800	19,004,700
Valero Energy Corp.	2,100	77,574
XTO Energy, Inc.	74,000	1,827,800
		317,838,255
TOTAL ENERGY		351,441,024
FINANCIALS - 17.6%
Banks - 5.7%
Allied Irish Banks PLC	317,900	4,365,623
Australia & New Zealand Banking Group Ltd.	686,261	6,681,405
Bank of America Corp.	203,500	14,157,495
Bank of Ireland	2,080,540	21,384,874
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Bank One Corp.	505,600	$ 18,479,680
Commerce Bancorp, Inc., New Jersey	1,118,817	48,321,706
Danske Bank AS	70,200	1,161,381
Fifth Third Bancorp	2,075,980	121,548,629
First BanCorp Puerto Rico	5,400	122,040
First Community Bancorp, California	25,700	846,327
Golden West Financial Corp., Delaware	784,500	56,334,945
Lloyds TSB Group PLC	21,500	154,469
M&T Bank Corp.	369,300	29,303,955
National Australia Bank Ltd.	255,000	4,543,211
NetBank, Inc. (a)	8,300	80,344
North Fork Bancorp, Inc. New York	742,900	25,065,446
Popular, Inc.	87,500	2,957,500
Royal Bank of Scotland Group PLC	2,246,169	53,841,102
SouthTrust Corp.	725,000	18,016,250
Texas Regional Bancshares, Inc. Class A	11,700	415,830
W Holding Co., Inc.	212,750	3,491,228
Wells Fargo & Co.	21,300	998,331
		432,271,771
Diversified Financials - 2.3%
Bear Stearns Companies, Inc.	10,100	599,940
Doral Financial Corp.	509,850	14,581,710
Fannie Mae	371,700	23,911,461
MBNA Corp.	85,050	1,617,651
Merrill Lynch & Co., Inc.	654,400	24,834,480
Moody's Corp.	746,200	30,810,598
SLM Corp.	774,700	80,460,342
		176,816,182
Insurance - 9.4%
ACE Ltd.	313,400	9,195,156
AFLAC, Inc.	312,500	9,412,500
Allstate Corp.	1,067,200	39,475,728
American International Group, Inc.	1,998,814	115,631,390
Arch Capital Group Ltd. (a)	142,600	4,444,842
Berkshire Hathaway, Inc.:
Class A (a)	3,219	234,182,250
Class B (a)	2,900	7,026,700
Brown & Brown, Inc.	74,800	2,417,536
Cincinnati Financial Corp.	269,100	10,104,705
Commerce Group, Inc., Massachusetts	6,200	232,438
Everest Re Group Ltd.	665,380	36,795,514
IPC Holdings Ltd. (a)	151,600	4,781,464
Markel Corp. (a)	37,950	7,798,725
MetLife, Inc.	495,800	13,406,432
Montpelier Re Holdings Ltd.	581,600	16,750,080
Ohio Casualty Corp. (a)	150,900	1,954,155
Old Republic International Corp.	86,300	2,416,400
PartnerRe Ltd.	416,400	21,577,848
Progressive Corp.	234,900	11,658,087

	Shares	Value (Note 1)
RenaissanceRe Holdings Ltd.	652,265	$ 25,829,694
SAFECO Corp.	425,800	14,762,486
The Chubb Corp.	370,400	19,334,880
The PMI Group, Inc.	116,400	3,496,656
Travelers Property Casualty Corp. Class A	1,142,604	16,739,149
Unitrin, Inc.	130,100	3,801,522
USI Holdings Corp.	320,000	3,760,000
W.R. Berkley Corp.	132,300	5,240,403
Willis Group Holdings Ltd. (a)	1,192,200	34,180,374
XL Capital Ltd. Class A	384,800	29,725,800
Zenith National Insurance Corp.	216,100	5,082,672
		711,215,586
Real Estate - 0.2%
Duke Realty Corp.	74,152	1,887,168
Equity Residential (SBI)	340,500	8,369,490
ResortQuest International, Inc. (a)	192,100	724,217
		10,980,875
TOTAL FINANCIALS		1,331,284,414
HEALTH CARE - 15.1%
Biotechnology - 0.6%
Affymetrix, Inc. (a)	11,700	267,813
Amylin Pharmaceuticals, Inc. (a)	365,500	5,899,170
Charles River Labs International, Inc. (a)	293,000	11,274,640
Genentech, Inc. (a)	26,900	892,004
Gilead Sciences, Inc. (a)	539,880	18,355,920
IDEXX Laboratories, Inc. (a)	31,050	1,019,993
MedImmune, Inc. (a)	85,900	2,333,903
Neurocrine Biosciences, Inc. (a)	143,600	6,556,776
		46,600,219
Health Care Equipment & Supplies - 4.9%
Advanced Neuromodulation Systems, Inc. (a)	43,300	1,519,830
Alcon, Inc.	914,900	36,092,805
American Medical Systems Holdings, Inc. (a)	98,800	1,601,548
Bio-Rad Laboratories, Inc. Class A (a)	81,000	3,134,700
Biomet, Inc.	224,700	6,439,902
Biosite, Inc. (a)	127,100	4,323,942
Boston Scientific Corp. (a)	1,002,000	42,605,040
Centerpulse AG (Reg.) (a)	11,760	2,051,509
CTI Molecular Imaging, Inc.	535,900	13,215,294
Cytyc Corp. (a)	60,000	612,000
DENTSPLY International, Inc.	1,060,262	39,441,746
Edwards Lifesciences Corp. (a)	59,400	1,512,918
ICU Medical, Inc. (a)	29,250	1,091,025
Medtronic, Inc.	191,000	8,709,600
Mentor Corp.	26,700	1,027,950
Nobel Biocare Holding AG (Switzerland) (a)	61,120	3,933,093
Smith & Nephew PLC	9,900,953	60,687,639
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
St. Jude Medical, Inc. (a)	321,776	$ 12,780,943
Steris Corp. (a)	115,000	2,788,750
Stryker Corp.	186,500	12,517,880
Varian Medical Systems, Inc. (a)	384,700	19,081,120
Zimmer Holdings, Inc. (a)	2,281,002	94,707,203
		369,876,437
Health Care Providers & Services - 5.7%
Accredo Health, Inc. (a)	85,450	3,012,113
Advisory Board Co. (a)	149,700	4,476,030
AMN Healthcare Services, Inc. (a)	254,200	4,298,522
Anthem, Inc. (a)	116,107	7,303,130
Caremark Rx, Inc. (a)	166,164	2,700,165
Covance, Inc. (a)	4,400	108,196
HCA, Inc.	1,465,216	60,806,464
Health Management Associates, Inc. Class A	2,613,090	46,774,311
Inveresk Research Group, Inc.	21,300	459,654
Mid Atlantic Medical Services, Inc. (a)	33,400	1,082,160
Odyssey Healthcare, Inc. (a)	19,700	683,590
Patterson Dental Co. (a)	1,426,500	62,395,110
PDI, Inc. (a)	9,500	102,515
Tenet Healthcare Corp. (a)	2,279,850	37,389,540
UnitedHealth Group, Inc.	1,966,100	164,169,350
WebMD Corp. (a)	1,442,800	12,335,940
Wellpoint Health Networks, Inc. (a)	322,196	22,927,467
		431,024,257
Pharmaceuticals - 3.9%
Altana AG	37,550	1,714,933
Aventis SA (France)	167,500	9,076,825
Barr Laboratories, Inc. (a)	28,600	1,861,574
Biovail Corp. (a)	106,290	2,843,999
Eli Lilly & Co.	7,500	476,250
Forest Laboratories, Inc. (a)	128,000	12,572,160
InterMune, Inc. (a)	19,000	484,690
Johnson & Johnson	2,126,750	114,227,743
King Pharmaceuticals, Inc. (a)	42,900	737,451
Merck & Co., Inc.	545,100	30,858,111
Novo-Nordisk AS Series B	158,500	4,583,257
Pfizer, Inc.	2,613,565	79,896,682
Schering AG	74,900	3,259,525
Schering-Plough Corp.	144,500	3,207,900
Teva Pharmaceutical Industries Ltd. sponsored ADR	724,100	27,957,501
Wyeth	33,600	1,256,640
		295,015,241
TOTAL HEALTH CARE		1,142,516,154

	Shares	Value (Note 1)
INDUSTRIALS - 13.4%
Aerospace & Defense - 3.9%
Lockheed Martin Corp.	4,912,940	$ 283,722,281
MTC Technologies, Inc.	67,300	1,702,690
United Defense Industries, Inc.	40,600	945,980
Veridian Corp.	369,000	7,874,460
		294,245,411
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	1,222,516	38,142,499
CNF, Inc.	56,100	1,864,764
Expeditors International of Washington, Inc.	13,600	444,040
United Parcel Service, Inc. Class B	370,200	23,352,216
UTI Worldwide, Inc.	20,100	527,625
		64,331,144
Airlines - 1.4%
JetBlue Airways Corp.	789,030	21,303,810
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/04 (a)	192,400	1,363,505
sponsored ADR (a)	2,051,620	80,341,439
Southwest Airlines Co.	124,130	1,725,407
		104,734,161
Building Products - 0.1%
American Standard Companies, Inc. (a)	53,500	3,805,990
Commercial Services & Supplies - 2.4%
Apollo Group, Inc. Class A (a)	610,000	26,840,000
Aramark Corp. Class B	307,550	7,227,425
Avery Dennison Corp.	192,700	11,770,116
Brambles Industries Ltd.	478,613	1,262,296
Carlisle Holdings Ltd. (non-vtg.) (a)	205,500	565,125
Cintas Corp.	22,100	1,011,075
Corinthian Colleges, Inc. (a)	533,141	20,184,718
Corporate Executive Board Co. (a)	23,400	746,928
Dun & Bradstreet Corp. (a)	50,100	1,727,949
Education Management Corp. (a)	42,400	1,594,240
First Data Corp.	2,483,000	87,923,030
H&R Block, Inc.	405,200	16,289,040
Hewitt Associates, Inc.	166,100	5,263,709
Ionics, Inc. (a)	42,800	975,840
		183,381,491
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	307,020	10,929,912
Electrical Equipment - 0.1%
American Power Conversion Corp. (a)	374,600	5,675,190
Cooper Industries Ltd. Class A	64,700	2,358,315
		8,033,505
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 3.1%
3M Co.	1,825,510	$ 225,085,383
Tomkins PLC	1,398,900	4,281,627
Tyco International Ltd.	112,500	1,921,500
		231,288,510
Machinery - 0.7%
AGCO Corp. (a)	63,800	1,409,980
Danaher Corp.	668,022	43,889,045
Deere & Co.	117,800	5,401,130
Donaldson Co., Inc.	21,900	788,400
PACCAR, Inc.	2,070	95,489
SPX Corp. (a)	29,900	1,119,755
		52,703,799
Road & Rail - 0.8%
Arkansas Best Corp. (a)	20,130	522,998
Canadian National Railway Co.	454,050	18,848,721
Canadian Pacific Railway Ltd.	59,050	1,169,883
Heartland Express, Inc.	390,200	8,939,872
Knight Transportation, Inc. (a)	157,900	3,315,900
Landstar System, Inc. (a)	129,900	7,580,964
Norfolk Southern Corp.	59,200	1,183,408
P.A.M. Transportation Services, Inc. (a)	49,997	1,260,424
Swift Transportation Co., Inc. (a)	876,214	17,540,052
Werner Enterprises, Inc.	62,700	1,349,931
		61,712,153
Trading Companies & Distributors - 0.0%
Fastenal Co.	15,912	594,950
MSC Industrial Direct, Inc. Class A (a)	2,300	40,825
		635,775
TOTAL INDUSTRIALS		1,015,801,851
INFORMATION TECHNOLOGY - 3.0%
Communications Equipment - 0.1%
CIENA Corp. (a)	429,300	2,206,602
Cisco Systems, Inc. (a)	21,400	280,340
Comverse Technology, Inc. (a)	27,900	279,558
Motorola, Inc.	215,000	1,859,750
Netscreen Technologies, Inc.	142,800	2,404,752
Nokia Corp. sponsored ADR	21,500	333,250
Sycamore Networks, Inc. (a)	384,500	1,111,205
		8,475,457
Computers & Peripherals - 0.2%
Dell Computer Corp. (a)	219,445	5,867,959
Lexmark International, Inc. Class A (a)	32,300	1,954,150
Logitech International SA (Reg.) (a)	219,903	6,566,051
SanDisk Corp. (a)	109,900	2,230,970
		16,619,130

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.3%
Amphenol Corp. Class A (a)	4,675	$ 177,650
Flir Systems, Inc. (a)	395,500	19,300,400
Symbol Technologies, Inc.	166,000	1,364,520
Thermo Electron Corp. (a)	53,732	1,081,088
Waters Corp. (a)	59,300	1,291,554
		23,215,212
Internet Software & Services - 0.5%
Expedia, Inc. (a)	108,200	7,241,848
Keynote Systems, Inc. (a)	520,000	4,014,400
PEC Solutions, Inc. (a)	16,100	481,390
WebEx Communications, Inc. (a)	316,592	4,748,880
Yahoo!, Inc. (a)	1,243,900	20,337,765
		36,824,283
IT Consulting & Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	155,000	8,160,750
Anteon International Corp.	143,400	3,441,600
CACI International, Inc. Class A (a)	21,400	762,696
Cognizant Technology Solutions Corp. Class A (a)	24,000	1,733,520
ManTech International Corp. Class A	138,100	2,633,567
SRA International, Inc. Class A	120,400	3,261,636
		19,993,769
Office Electronics - 0.1%
Canon, Inc.	107,000	3,942,950
Zebra Technologies Corp. Class A (a)	68,000	3,896,400
		7,839,350
Semiconductor Equipment & Products - 0.5%
Linear Technology Corp.	2,100	54,012
Microchip Technology, Inc.	342,500	8,374,125
NVIDIA Corp. (a)	56,500	650,315
O2Micro International Ltd. (a)	118,200	1,152,332
Samsung Electronics Co. Ltd.	117,600	31,133,940
Silicon Laboratories, Inc. (a)	1,800	34,344
Skyworks Solutions, Inc. (a)	106,900	921,478
STMicroelectronics NV (NY Shares)	4,200	81,942
		42,402,488
Software - 1.0%
Adobe Systems, Inc.	43,800	1,086,284
Agile Software Corp. (a)	31,100	240,714
BEA Systems, Inc. (a)	218,700	2,508,489
Business Objects SA sponsored ADR (a)	21,500	322,500
Cadence Design Systems, Inc. (a)	48,100	567,099
Check Point Software Technologies Ltd. (a)	188,400	2,443,548
Citrix Systems, Inc. (a)	542,200	6,679,904
Electronic Arts, Inc. (a)	194,916	9,700,969
Microsoft Corp. (a)	136,200	7,041,540
Network Associates, Inc. (a)	1,103,700	17,758,533
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Symantec Corp. (a)	624,641	$ 25,304,207
Verisity Ltd. (a)	31,200	594,672
		74,248,459
TOTAL INFORMATION TECHNOLOGY		229,618,148
MATERIALS - 6.1%
Chemicals - 0.7%
Dow Chemical Co.	128,900	3,828,330
Ecolab, Inc.	447,900	22,171,050
Ferro Corp.	81,900	2,000,817
Methanex Corp.	423,770	3,584,647
Sigma Aldrich Corp.	15,400	749,980
Syngenta AG sponsored ADR	182,900	2,107,008
The Scotts Co. Class A (a)	35,500	1,740,920
Valspar Corp.	310,800	13,731,144
		49,913,896
Construction Materials - 0.1%
Florida Rock Industries, Inc.	87,400	3,325,570
Lafarge North America, Inc.	26	854
Vulcan Materials Co.	87,900	3,296,250
		6,622,674
Containers & Packaging - 0.1%
Ball Corp.	74,939	3,836,127
Bemis Co., Inc.	32,000	1,588,160
Peak International Ltd. (a)	200,000	758,000
		6,182,287
Metals & Mining - 5.1%
Aber Diamond Corp. (a)	287,000	5,612,956
Agnico-Eagle Mines Ltd.	305,300	4,530,083
Alcoa, Inc.	95,400	2,173,212
Anglo American PLC ADR	1,054,300	15,392,780
Anglogold Ltd. sponsored ADR	212,900	7,293,954
BHP Billiton PLC	316,879	1,693,452
Compania de Minas Buenaventura SA sponsored ADR	643,400	16,979,326
Echo Bay Mines Ltd. (a)	6,057,600	7,551,292
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,452,992	24,381,206
Glamis Gold Ltd. (a)	201,200	2,277,784
Gold Fields Ltd. New	2,516,072	35,199,467
Goldcorp, Inc.	3,956,160	50,474,190
Harmony Gold Mining Co. Ltd.	792,358	13,590,412
Impala Platinum Holdings Ltd.	105,500	6,708,768
Inco Ltd. (a)	91,200	1,936,180
Kinross Gold Corp. (a)	871,200	2,144,339
Kumba Resources Ltd.	1,657,635	6,295,551
Liquidmetal Technologies	322,300	3,313,244
Meridian Gold, Inc. (a)	674,500	11,900,165
Newcrest Mining Ltd.	745,700	3,012,837

	Shares	Value (Note 1)
Newmont Mining Corp. Holding Co.	3,033,001	$ 88,048,019
Newmont Mining Corp. Holding Co. unit	1,309,031	3,775,653
Nucor Corp.	4,600	189,980
Pechiney SA Series A	55,120	1,935,189
Rio Tinto PLC (Reg.)	2,837,200	56,673,524
SouthernEra Resources Ltd. (a)	236,100	986,566
TVX Gold, Inc. (a)	258,000	4,100,630
Xstrata PLC (a)	574,400	6,005,203
		384,175,962
Paper & Forest Products - 0.1%
Bowater, Inc.	21,500	901,925
Sappi Ltd.	746,991	9,979,636
		10,881,561
TOTAL MATERIALS		457,776,380
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.1%
AT&T Corp.	420	10,966
CenturyTel, Inc.	128,500	3,775,330
Swisscom AG sponsored ADR	170,500	4,860,955
		8,647,251
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	483,800	5,587,890
Triton PCS Holdings, Inc. Class A (a)	236,800	930,624
Vimpel Communications sponsored ADR (a)	133,000	4,257,330
Vodafone Group PLC sponsored ADR	874,600	15,847,752
		26,623,596
TOTAL TELECOMMUNICATION SERVICES		35,270,847
UTILITIES - 0.1%
Electric Utilities - 0.1%
DTE Energy Co.	109,300	5,071,520
Southern Co.	79,540	2,258,141
		7,329,661
Multi-Utilities & Unregulated Power - 0.0%
Equitable Resources, Inc.	38,300	1,342,032
SCANA Corp.	29,200	904,032
		2,246,064
TOTAL UTILITIES		9,575,725
TOTAL COMMON STOCKS (Cost $6,158,727,575)		6,773,574,029
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Diversified Financials - 0.0%
Xerox Capital Trust II $3.75 (c)	38,000	2,030,416
Convertible Preferred Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 0.1%
St. Paul Companies, Inc. $4.50	115,700	$ 7,621,738
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $9,569,049)	9,652,154
Convertible Bonds - 0.4%
	Principal Amount
INFORMATION TECHNOLOGY - 0.1%
Semiconductor Equipment & Products - 0.1%
Burr-Brown Corp. 4.25% 2/15/07	$ 430,000	431,634
LSI Logic Corp.:
4% 2/15/05	3,940,000	3,491,825
4% 11/1/06	7,270,000	5,925,050
		9,848,509
MATERIALS - 0.2%
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 1/31/06 (c)	5,025,000	7,170,047
8.25% 1/31/06	3,440,000	4,908,450
		12,078,497
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	11,480,000	8,251,824
TOTAL CONVERTIBLE BONDS (Cost $25,642,950)		30,178,830
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 1.18% to 1.38% 1/30/03 to 2/27/03 (d)	3,250,000	3,246,589
U.S. Treasury Bonds 6.875% 8/15/25	8,800,000	11,130,284
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,688,902)		14,376,873
Floating Rate Loans - 0.1%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche B term loan 4.085% 9/30/10 (e)	$ 2,000,000	$ 1,930,000
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Nextel Finance Co.:
Tranche B term loan 4.817% 6/30/08 (e)	3,381,525	3,111,003
Tranche C term loan 5.067% 12/31/08 (e)	3,381,525	3,111,003
		6,222,006
TOTAL FLOATING RATE LOANS (Cost $7,600,314)		8,152,006
Money Market Funds - 10.7%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	723,801,350	723,801,350
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	86,511,332	86,511,332
TOTAL MONEY MARKET FUNDS (Cost $810,312,682)		810,312,682
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $7,024,541,472)	7,646,246,574
NET OTHER ASSETS - (0.9)%	(66,569,306)
NET ASSETS - 100%	$ 7,579,677,268
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
238 S&P 500 Index Contracts	March 2003	$ 52,294,550	$ (1,225,140)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,200,463 or 0.1% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,902,038.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $6,315,332,295 and $6,790,730,011, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $7,487,109, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $469,074 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows (unaudited):
United States of America	80.5%
United Kingdom	5.2
Canada	4.7
Bermuda	2.1
Japan	1.6
Ireland	1.5
South Africa	1.1
Switzerland	1.0
Others (individually less than 1%)	2.3
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $8,152,006 or 0.1% of net assets.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $1,338,657,000 of which $675,098,000 and $663,559,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $82,403,118) (cost $7,024,541,472) - See accompanying schedule		$ 7,646,246,574
Cash		16,913
Foreign currency held at value (cost $14,673)		15,060
Receivable for investments sold		36,346,488
Receivable for fund shares sold		7,511,272
Dividends receivable		4,940,154
Interest receivable		1,746,908
Receivable for daily variation on futures contracts		61,199
Other receivables		352,607
Total assets		7,697,237,175

Liabilities
Payable for investments purchased	$ 19,174,875
Payable for fund shares redeemed	7,627,424
Accrued management fee	3,689,809
Distribution fees payable	187,088
Other payables and accrued expenses	369,379
Collateral on securities loaned, at value	86,511,332
Total liabilities		117,559,907

Net Assets		$ 7,579,677,268
Net Assets consist of:
Paid in capital		$ 8,294,431,991
Undistributed net investment income		34,847,840
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,370,107,847)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		620,505,284
Net Assets		$ 7,579,677,268

Initial Class: Net Asset Value, offering price and redemption price per share ($5,956,027,805 ÷ 329,079,302 shares)		$ 18.10

Service Class: Net Asset Value, offering price and redemption price per share ($1,183,683,146 ÷ 65,610,667 shares)		$ 18.04

Service Class 2: Net Asset Value, offering price and redemption price per share ($439,156,696 ÷ 24,460,629 shares)		$ 17.95

Service Class 2R: Net Asset Value, offering price and redemption price per share ($809,621 ÷ 45,096 shares)		$ 17.95

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 75,317,392
Interest		15,897,343
Security lending		894,361
Total income		92,109,096

Expenses
Management fee	$ 47,191,802
Transfer agent fees	5,565,437
Distribution fees	2,033,478
Accounting and security lending fees	822,521
Non-interested trustees' compensation	26,507
Custodian fees and expenses	703,353
Audit	53,500
Legal	50,490
Miscellaneous	472,136
Total expenses before reductions	56,919,224
Expense reductions	(2,888,295)	54,030,929
Net investment income (loss)		38,078,167
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(629,371,715)
Foreign currency transactions	465,862
Futures contracts	(8,604,867)
Total net realized gain (loss)		(637,510,720)
Change in net unrealized appreciation (depreciation) on: Investment securities	(205,874,007)
Assets and liabilities in foreign currencies	10,295
Futures contracts	(1,225,140)
Total change in net unrealized appreciation (depreciation)		(207,088,852)
Net gain (loss)		(844,599,572)
Net increase (decrease) in net assets resulting from operations		$ (806,521,405)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,078,167	$ 65,026,266
Net realized gain (loss)	(637,510,720)	(610,968,922)
Change in net unrealized appreciation (depreciation)	(207,088,852)	(676,288,551)
Net increase (decrease) in net assets resulting from operations	(806,521,405)	(1,222,231,207)
Distributions to shareholders from net investment income	(65,347,191)	(69,399,586)
Distributions to shareholders from net realized gain	-	(248,845,348)
Total distributions	(65,347,191)	(318,244,934)
Share transactions - net increase (decrease)	46,140,066	102,246,420
Redemption fees	49	-
Total increase (decrease) in net assets	(825,728,481)	(1,438,229,721)
Net Assets
Beginning of period	8,405,405,749	9,843,635,470
End of period (including undistributed net investment income of $34,847,840 and undistributed net investment income of $62,524,412, respectively)	$ 7,579,677,268	$ 8,405,405,749
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
Shares Sold	56,833,322	17,332,750	16,787,773	45,893
Reinvested	2,820,242	432,111	91,835	-
Redeemed	(77,031,143)	(12,025,142)	(4,005,858)	(797)
Net increase (decrease)	(17,377,579)	5,739,719	12,873,750	45,096
Dollars Sold	$ 1,102,958,554	$ 329,197,923	$ 318,907,897	$ 843,220
Reinvested	55,135,751	8,426,160	1,785,280	-
Redeemed	(1,469,720,893)	(226,436,407)	(74,942,997)	(14,422)
Net increase (decrease)	$ (311,626,588)	$ 111,187,676	$ 245,750,180	$ 828,798
Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	46,135,846	13,891,953	9,228,820
Reinvested	12,488,712	1,820,820	134,574
Redeemed	(70,827,054)	(8,440,108)	(1,242,618)
Net increase (decrease)	(12,202,496)	7,272,665	8,120,776
Dollars Sold	$ 938,388,669	$ 284,903,951	$ 185,001,257
Reinvested	275,251,203	40,039,821	2,953,910
Redeemed	(1,431,503,158)	(168,326,292)	(24,462,941)
Net increase (decrease)	$ (217,863,286)	$ 156,617,480	$ 163,492,226
Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -
From net realized gain	-	-	-	-
Total	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 60,769,746	$ 8,007,964	$ 621,876
From net realized gain	214,481,457	32,031,857	2,332,034
Total	$ 275,251,203	$ 40,039,821	$ 2,953,910

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.13	$ 23.75	$ 29.15	$ 24.44	$ 19.94
Income from Investment Operations
Net investment income (loss)C	.10	.16	.17	.12	.13
Net realized and unrealized gain (loss)	(1.97)	(3.01)	(1.84)	5.59	5.54
Total from investment operations	(1.87)	(2.85)	(1.67)	5.71	5.67
Distributions from net investment income	(.16)	(.17)	(.11)	(.12)	(.14)
Distributions from net realized gain	-	(.60)	(3.62)	(.88)	(1.03)
Total distributions	(.16)	(.77)	(3.73)	(1.00)	(1.17)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.10	$ 20.13	$ 23.75	$ 29.15	$ 24.44
Total ReturnA,B	(9.35)%	(12.28)%	(6.58)%	24.25%	29.98%
Ratios to Average Net AssetsD
Expenses before expense reductions	.68%	.68%	.66%	.67%	.70%
Expenses net of voluntary waivers, if any	.68%	.68%	.66%	.67%	.70%
Expenses net of all reductions	.64%	.64%	.63%	.65%	.66%
Net investment income (loss)	.50%	.77%	.69%	.48%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,956,028	$ 6,972,615	$ 8,516,464	$ 9,005,129	$ 6,388,592
Portfolio turnover rate	84%	140%	177%	172%	201%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.06	$ 23.67	$ 29.10	$ 24.42	$ 19.93
Income from Investment Operations
Net investment income (loss)C	.08	.14	.15	.10	.11
Net realized and unrealized gain (loss)	(1.96)	(3.00)	(1.85)	5.58	5.55
Total from investment operations	(1.88)	(2.86)	(1.70)	5.68	5.66
Distributions from net investment income	(.14)	(.15)	(.11)	(.12)	(.14)
Distributions from net realized gain	-	(.60)	(3.62)	(.88)	(1.03)
Total distributions	(.14)	(.75)	(3.73)	(1.00)	(1.17)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.04	$ 20.06	$ 23.67	$ 29.10	$ 24.42
Total ReturnA,B	(9.42)%	(12.36)%	(6.71)%	24.15%	29.94%
Ratios to Average Net AssetsD
Expenses before expense reductions	.78%	.78%	.76%	.78%	.80%
Expenses net of voluntary waivers, if any	.78%	.78%	.76%	.78%	.80%
Expenses net of all reductions	.74%	.74%	.74%	.75%	.75%
Net investment income (loss)	.39%	.67%	.59%	.37%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,183,683	$ 1,201,105	$ 1,245,222	$ 775,216	$ 152,553
Portfolio turnover rate	84%	140%	177%	172%	201%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 23.64	$ 28.20
Income from Investment Operations
Net investment income (loss)E	.05	.10	.10
Net realized and unrealized gain (loss)	(1.96)	(2.98)	(.93)
Total from investment operations	(1.91)	(2.88)	(.83)
Distributions from net investment income	(.14)	(.16)	(.11)
Distributions from net realized gain	-	(.60)	(3.62)
Total distributions	(.14)	(.76)	(3.73)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 17.95	$ 20.00	$ 23.64
Total ReturnB,C,D	(9.60)%	(12.47)%	(3.86)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.93%	.94%	.92%A
Expenses net of voluntary waivers, if any	.93%	.94%	.92%A
Expenses net of all reductions	.90%	.90%	.90%A
Net investment income (loss)	.24%	.52%	.43%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 439,157	$ 231,686	$ 81,950
Portfolio turnover rate	84%	140%	177%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.49
Income from Investment Operations
Net investment income (loss)E	.03
Net realized and unrealized gain (loss)	(2.57)
Total from investment operations	(2.54)
Redemption fees added to paid in capitalE	-
Net asset value, end of period	$ 17.95
Total ReturnB,C,D	(12.40)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.96%A
Expenses net of voluntary waivers, if any	.96%A
Expenses net of all reductions	.92%A
Net investment income (loss)	.23%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 810
Portfolio turnover rate	84%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Equity-Income - Service Class 2	-17.15%	0.13%	9.68%
Russell 3000® Value	-15.18%	1.19%	10.74%
Variable Annuity Equity Income Objective Funds Average	-16.75%	0.52%	8.53%
Variable Annuity Equity Income Classification Funds Average	-16.75%	0.52%	8.53%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. You can also compare the Service Class 2's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Equity-Income Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Semia

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Stephen Petersen, Portfolio Manager of Fidelity Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. For the 12-month period ending December 31, 2002, the fund underperformed the Russell 3000 Value Index and the Lipper Inc. variable annuity equity income objective funds average, which fell 15.18% and 16.75%, respectively. The fund invests primarily in large-cap stocks and keeps a very low percentage of its assets in cash or fixed-income securities. During the period, its focus on large-cap stocks hurt its performance relative to the Russell index because, in addition to large-caps, the index also incorporates small- and mid-cap stocks, which held up comparatively well. Though some competitors held a component of fixed-income securities - which generally performed better than equities - the fund only modestly underperformed the Lipper average.

Q. Why was this such a difficult period for equity investors?

A. Concerns about the slow economy, corporate governance and the threat of war with Iraq continued to haunt the equity markets, even in the face of such good news as low interest rates and slowly improving business fundamentals. Though there appeared to be some indications during the latter part of the year that the economy was improving, negative sentiment about credit quality and the ability of companies to raise capital drove stock prices lower in December.

Q. What strategies did you pursue in this tough investing climate?

A. I kept the fund's sector weightings relatively constant and focused on stocks of companies that were attractively valued and paid dividends. With widespread weakness, especially during the second half of the year, I found attractively valued stocks and added to holdings or started new positions across a wide spectrum of industries and sectors. Energy stocks had particularly attractive valuations in an improving environment of rising demand. I also focused on financial stocks, which represented by far the largest sector weighting in the portfolio at the end of the period and which generally delivered modestly positive performance, benefiting from low interest rates among other factors. Unfortunately though, the fund held a number of companies that were negatively affected by the fallout from the Enron scandal. In addition, our pharmaceutical holdings were hurt by investors' concerns that the industry's future growth could be slower than in the past.

Q. Which stocks helped the fund's performance?

A. Oil company TotalFinaElf had a number of development projects that led to more and faster production, increasing its volume growth and helping its stock performance. Entergy, an electric utility company, was one of the best-performing utilities during the period. It wisely avoided overextending itself, while many competitors fell into the trap of creating excess capacity that lowered prices and ultimately cut into revenues. Financial holdings Bank of America and Wells Fargo enjoyed modestly positive performance, helped by an improving environment for banks due to better-than-expected credit trends. Bank of America, one of the fund's larger holdings, also successfully cut costs and streamlined operations following its merger with NationsBank, and it avoided the riskier lending practices that came back to haunt competitors when the economy slowed.

Q. Which stocks detracted from performance?

A. Citigroup, J.P. Morgan Chase and Bank of New York all performed poorly, as their extensive capital market operations came under pressure during the year. Additionally, J.P. Morgan Chase was hurt by skewing its large investment portfolio toward the struggling technology and telecommunications sectors. Furthermore, its global banking activity was hampered by Argentina's economic problems and similar concerns in other South American countries. Tyco International got caught in the fallout from the Enron scandal and was punished by investors for its aggressive accounting practices. However, Tyco's top management has been replaced, due to alleged financial improprieties both inside and outside the company. Its new management recently completed an internal audit, putting in place more conservative accounting practices. I'm still holding this stock, which has recently rebounded off its lows.

Q. What's your outlook for the coming months, Steve?

A. Everything I see indicates a very gradual improvement in the investing environment. The economy's underlying fundamentals appear to be slowly but surely improving. Many companies have experienced positive business trends and increased demand for products and services. Interest rates remain low, and the government continues to take steps to actively stimulate the economy and provide liquidity. We seem to be working though the crisis in confidence about corporate governance. Consumer spending still is strong for big-ticket items, although there are questions about how long that can continue. While there's still some skepticism about prospects for continued improvement, a market climbs a wall of worry, as they say. Overall, I'm optimistic about finding good opportunities in this type of climate.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks reasonable income while achieving a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of December 31, 2002, more than
$8 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Exxon Mobil Corp.	3.3
Fannie Mae	2.9
Citigroup, Inc.	2.9
American International Group, Inc.	2.2
Bank of America Corp.	2.2
13.5
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	28.9
Energy	12.9
Industrials	12.1
Consumer Discretionary	11.8
Health Care	6.9
Asset Allocation as of December 31, 2002
% of fund's net assets*
Stocks	98.1%
Bonds	1.9%
* Foreign investments	8.8%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.9%
Automobiles - 0.4%
General Motors Corp.	836,900	$ 30,848,134
Hotels, Restaurants & Leisure - 1.7%
Hilton Hotels Corp.	366,700	4,660,757
Mandalay Resort Group (a)	632,200	19,351,642
McDonald's Corp.	2,746,200	44,158,896
MGM Mirage, Inc. (a)	1,314,470	43,338,076
Park Place Entertainment Corp. (a)	2,509,000	21,075,600
Six Flags, Inc. (a)	1,364,556	7,791,615
		140,376,586
Household Durables - 1.2%
Black & Decker Corp.	595,500	25,540,995
Maytag Corp.	907,120	25,852,920
Snap-On, Inc.	801,000	22,516,110
Whirlpool Corp.	351,400	18,350,108
		92,260,133
Media - 4.6%
AOL Time Warner, Inc. (a)	4,297,010	56,290,831
Clear Channel Communications, Inc. (a)	1,408,800	52,534,152
Comcast Corp. Class A (a)	1,563,191	36,844,412
Fox Entertainment Group, Inc. Class A (a)	865,200	22,434,636
Liberty Media Corp. Class A (a)	2,193,776	19,612,357
News Corp. Ltd.:
ADR	234,034	6,143,393
sponsored ADR	303,867	6,882,588
Reader's Digest Association, Inc. (non-vtg.)	1,243,903	18,782,935
Tribune Co.	330,500	15,024,530
Viacom, Inc. Class B (non-vtg.) (a)	2,810,218	114,544,486
Walt Disney Co.	1,192,000	19,441,520
		368,535,840
Multiline Retail - 0.8%
Big Lots, Inc. (a)	787,756	10,422,015
Federated Department Stores, Inc. (a)	953,000	27,408,280
Target Corp.	970,700	29,121,000
		66,951,295
Specialty Retail - 2.1%
AutoNation, Inc. (a)	225,900	2,837,304
Charming Shoppes, Inc. (a)	660,400	2,760,472
Gap, Inc.	3,209,600	49,812,992
Limited Brands, Inc.	2,698,200	37,585,926
Office Depot, Inc. (a)	765,400	11,297,304
RadioShack Corp.	1,056,100	19,791,314
Staples, Inc. (a)	2,586,962	47,341,405
		171,426,717

	Shares	Value (Note 1)
Textiles Apparel & Luxury Goods - 0.1%
Jones Apparel Group, Inc. (a)	244,400	$ 8,661,536
TOTAL CONSUMER DISCRETIONARY		879,060,241
CONSUMER STAPLES - 6.6%
Beverages - 0.6%
PepsiCo, Inc.	563,400	23,786,748
The Coca-Cola Co.	551,500	24,166,730
		47,953,478
Food & Drug Retailing - 1.0%
Albertson's, Inc.	1,378,200	30,678,732
CVS Corp.	2,031,200	50,719,064
		81,397,796
Food Products - 0.8%
Dean Foods Co. (a)	362,500	13,448,750
Fresh Del Monte Produce, Inc.	502,000	9,492,820
Hershey Foods Corp.	133,200	8,983,008
Kraft Foods, Inc. Class A	624,400	24,307,892
Tyson Foods, Inc. Class A	888,700	9,971,214
Unilever PLC sponsored ADR	65,600	2,509,200
		68,712,884
Household Products - 1.5%
Colgate-Palmolive Co.	567,400	29,748,782
Kimberly-Clark Corp.	1,149,900	54,585,753
Procter & Gamble Co.	394,800	33,929,112
		118,263,647
Personal Products - 1.3%
Gillette Co.	3,383,620	102,726,703
Tobacco - 1.4%
Loews Corp. - Carolina Group	215,200	4,362,104
Philip Morris Companies, Inc.	2,766,500	112,126,245
		116,488,349
TOTAL CONSUMER STAPLES		535,542,857
ENERGY - 12.9%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	1,593,600	51,297,984
BJ Services Co. (a)	508,045	16,414,934
Noble Corp. (a)	511,800	17,989,770
Schlumberger Ltd. (NY Shares)	2,859,600	120,360,564
		206,063,252
Oil & Gas - 10.3%
Anadarko Petroleum Corp.	263,400	12,616,860
Apache Corp.	283,600	16,162,364
BP PLC sponsored ADR	2,675,642	108,764,847
ChevronTexaco Corp.	914,071	60,767,440
ConocoPhillips	1,274,270	61,661,925
Devon Energy Corp.	215,465	9,889,828
Exxon Mobil Corp.	7,611,736	265,954,047
Marathon Oil Corp.	332,600	7,081,054
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Royal Dutch Petroleum Co. (NY Shares)	1,954,000	$ 86,015,080
Sunoco, Inc.	436,200	14,473,116
TotalFinaElf SA:
Series B	405,600	58,000,801
sponsored ADR	1,823,196	130,358,514
		831,745,876
TOTAL ENERGY		1,037,809,128
FINANCIALS - 27.9%
Banks - 9.5%
Bank of America Corp.	2,545,290	177,075,825
Bank of New York Co., Inc.	2,715,900	65,072,964
Bank One Corp.	2,203,338	80,532,004
Comerica, Inc.	1,173,300	50,733,492
FleetBoston Financial Corp.	1,924,100	46,755,630
Huntington Bancshares, Inc.	430,200	8,049,042
Mellon Financial Corp.	1,815,200	47,394,872
PNC Financial Services Group, Inc.	628,300	26,325,770
State Bank of India	463,175	2,730,269
U.S. Bancorp, Delaware	3,313,038	70,302,666
Wachovia Corp.	2,089,475	76,140,469
Wells Fargo & Co.	2,388,300	111,939,621
		763,052,624
Diversified Financials - 12.5%
American Express Co.	2,716,596	96,031,669
Charles Schwab Corp.	3,459,300	37,533,405
CIT Group, Inc.	1,151,000	22,559,600
Citigroup, Inc.	6,573,919	231,336,210
Fannie Mae	3,714,300	238,940,919
Freddie Mac	747,100	44,116,255
Household International, Inc.	1,791,247	49,814,579
J.P. Morgan Chase & Co.	3,757,650	90,183,600
Lehman Brothers Holdings, Inc.	496,900	26,479,801
Merrill Lynch & Co., Inc.	1,681,900	63,828,105
Morgan Stanley	1,783,100	71,181,352
Nomura Holdings, Inc.	2,012,000	22,598,368
Washington Mutual Capital Trust unit (c)	291,400	14,788,550
		1,009,392,413
Insurance - 5.4%
ACE Ltd.	1,333,400	39,121,956
Allstate Corp.	1,434,100	53,047,359
American International Group, Inc.	3,085,250	178,481,713
Aon Corp.	221,300	4,180,357
Hartford Financial Services Group, Inc.	1,393,000	63,283,990
Marsh & McLennan Companies, Inc.	432,100	19,967,341
Prudential Financial, Inc.	304,200	9,655,308
The Chubb Corp.	525,700	27,441,540

	Shares	Value (Note 1)
Travelers Property Casualty Corp.:
Class A	2,246,267	$ 32,907,812
Class B (a)	622,257	9,116,065
		437,203,441
Real Estate - 0.5%
Crescent Real Estate Equities Co.	335,700	5,586,048
Equity Office Properties Trust	317,100	7,921,158
Equity Residential (SBI)	1,208,900	29,714,762
		43,221,968
TOTAL FINANCIALS		2,252,870,446
HEALTH CARE - 6.8%
Health Care Equipment & Supplies - 0.8%
Bausch & Lomb, Inc.	407,800	14,680,800
Baxter International, Inc.	1,192,000	33,376,000
Becton, Dickinson & Co.	611,100	18,754,659
		66,811,459
Health Care Providers & Services - 0.7%
IMS Health, Inc.	1,815,100	29,041,600
McKesson Corp.	673,300	18,199,299
Tenet Healthcare Corp. (a)	354,300	5,810,520
		53,051,419
Pharmaceuticals - 5.3%
Abbott Laboratories	849,600	33,984,000
Bristol-Myers Squibb Co.	3,393,200	78,552,580
Eli Lilly & Co.	516,100	32,772,350
Johnson & Johnson	572,600	30,754,346
Merck & Co., Inc.	2,277,800	128,946,258
Pfizer, Inc.	942,300	28,806,111
Schering-Plough Corp.	2,313,230	51,353,706
Wyeth	1,107,200	41,409,280
		426,578,631
TOTAL HEALTH CARE		546,441,509
INDUSTRIALS - 11.6%
Aerospace & Defense - 2.3%
Boeing Co.	997,800	32,917,422
Honeywell International, Inc.	2,225,625	53,415,000
Lockheed Martin Corp.	594,700	34,343,925
Northrop Grumman Corp.	120,400	11,678,800
Raytheon Co.	214,200	6,586,650
United Technologies Corp.	786,200	48,697,228
		187,639,025
Building Products - 0.6%
Masco Corp.	2,259,800	47,568,790
Commercial Services & Supplies - 1.5%
Cendant Corp. (a)	1,106,000	11,590,880
Ceridian Corp. (a)	1,307,100	18,848,382
First Data Corp.	832,200	29,468,202
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
New England Business Service, Inc.	62,900	$ 1,534,760
Paychex, Inc.	300,500	8,383,950
Republic Services, Inc. (a)	785,100	16,471,398
Viad Corp.	1,005,300	22,468,455
Waste Management, Inc.	634,000	14,531,280
		123,297,307
Electrical Equipment - 0.4%
Rockwell Automation, Inc.	1,418,500	29,377,135
Industrial Conglomerates - 2.6%
3M Co.	171,200	21,108,960
General Electric Co.	3,406,040	82,937,074
Hutchison Whampoa Ltd.	1,131,000	7,077,361
Textron, Inc.	814,300	35,006,757
Tyco International Ltd.	3,947,046	67,415,546
		213,545,698
Machinery - 2.7%
Caterpillar, Inc.	945,100	43,209,972
Deere & Co.	144,650	6,632,203
Eaton Corp.	400,900	31,314,299
Illinois Tool Works, Inc.	351,400	22,791,804
Ingersoll-Rand Co. Ltd. Class A	1,187,144	51,118,421
Kennametal, Inc.	227,446	7,842,338
Navistar International Corp. (a)	387,600	9,422,556
Parker Hannifin Corp.	997,800	46,028,514
		218,360,107
Road & Rail - 1.5%
Burlington Northern Santa Fe Corp.	2,664,200	69,295,842
Union Pacific Corp.	842,000	50,410,540
		119,706,382
TOTAL INDUSTRIALS		939,494,444
INFORMATION TECHNOLOGY - 5.4%
Communications Equipment - 0.3%
Cisco Systems, Inc. (a)	335,700	4,397,670
Motorola, Inc.	2,536,200	21,938,130
		26,335,800
Computers & Peripherals - 1.8%
Dell Computer Corp. (a)	1,083,600	28,975,464
Hewlett-Packard Co.	3,370,311	58,508,599
International Business Machines Corp.	629,500	48,786,250
NCR Corp. (a)	363,200	8,622,368
		144,892,681
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	657,100	11,801,516
Arrow Electronics, Inc. (a)	799,100	10,220,489
Avnet, Inc.	1,317,330	14,266,684

	Shares	Value (Note 1)
PerkinElmer, Inc.	2,206,000	$ 18,199,500
Tektronix, Inc. (a)	1,421,700	25,860,723
Thermo Electron Corp. (a)	1,539,600	30,976,752
		111,325,664
IT Consulting & Services - 0.2%
Electronic Data Systems Corp.	416,800	7,681,624
Unisys Corp. (a)	925,317	9,160,638
		16,842,262
Semiconductor Equipment & Products - 0.8%
Intel Corp.	2,298,200	35,782,974
Micron Technology, Inc. (a)	1,484,400	14,458,056
National Semiconductor Corp. (a)	440,975	6,619,035
Teradyne, Inc. (a)	360,871	4,694,932
		61,554,997
Software - 0.9%
Compuware Corp. (a)	1,145,982	5,500,714
Microsoft Corp. (a)	1,357,800	70,198,260
		75,698,974
TOTAL INFORMATION TECHNOLOGY		436,650,378
MATERIALS - 6.1%
Chemicals - 2.7%
Arch Chemicals, Inc.	352,800	6,438,600
Crompton Corp.	691,151	4,112,348
Dow Chemical Co.	1,505,400	44,710,380
E.I. du Pont de Nemours & Co.	380,149	16,118,318
Hercules Trust II unit	15,700	8,792,000
Hercules, Inc. (a)	649,700	5,717,360
LG Chemical Ltd.	216,900	7,424,765
Lyondell Chemical Co.	1,104,900	13,965,936
Millennium Chemicals, Inc.	853,650	8,126,748
Olin Corp.	312,000	4,851,600
PolyOne Corp.	1,239,100	4,857,272
PPG Industries, Inc.	390,300	19,573,545
Praxair, Inc.	1,151,512	66,522,848
Solutia, Inc.	2,067,100	7,503,573
		218,715,293
Containers & Packaging - 0.5%
Owens-Illinois, Inc. (a)	306,400	4,467,312
Smurfit-Stone Container Corp. (a)	2,150,210	33,093,882
		37,561,194
Metals & Mining - 2.2%
Alcan, Inc.	1,026,300	30,241,353
Alcoa, Inc.	2,242,816	51,091,348
Dofasco, Inc.	926,300	16,478,160
Newmont Mining Corp. Holding Co.	446,300	12,956,089
Nucor Corp.	228,100	9,420,530
Pechiney SA Series A	706,090	24,789,871
Phelps Dodge Corp. (a)	994,700	31,482,255
Xstrata PLC (a)	432,700	4,523,766
		180,983,372
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.7%
Bowater, Inc.	65,600	$ 2,751,920
Georgia-Pacific Corp.	1,646,101	26,600,992
Weyerhaeuser Co.	585,600	28,817,376
		58,170,288
TOTAL MATERIALS		495,430,147
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 5.0%
AT&T Corp.	966,424	25,233,331
BellSouth Corp.	4,696,599	121,501,016
SBC Communications, Inc.	4,982,393	135,072,674
Verizon Communications, Inc.	3,094,202	119,900,328
		401,707,349
UTILITIES - 2.9%
Electric Utilities - 2.5%
Cinergy Corp.	286,600	9,664,152
Dominion Resources, Inc.	408,200	22,410,180
DPL, Inc.	1,010,054	15,494,228
Entergy Corp.	1,809,100	82,476,869
FirstEnergy Corp.	1,020,000	33,629,400
Northeast Utilities	1,648,400	25,006,228
TXU Corp.	599,820	11,204,638
		199,885,695
Gas Utilities - 0.1%
Kinder Morgan Management LLC	179,126	5,658,590
Multi-Utilities & Unregulated Power - 0.3%
SCANA Corp.	911,600	28,223,136
TOTAL UTILITIES		233,767,421
TOTAL COMMON STOCKS (Cost $7,681,490,963)		7,758,773,920
Preferred Stocks - 2.0%

Convertible Preferred Stocks - 2.0%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
General Motors Corp. Series B, $1.313	412,200	9,488,844
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. $1.8125 PIERS	388,400	6,214,400
TOTAL CONSUMER DISCRETIONARY		15,703,244

	Shares	Value (Note 1)
FINANCIALS - 0.7%
Diversified Financials - 0.2%
Ford Motor Co. Capital Trust II $3.25	461,500	$ 18,648,754
Insurance - 0.5%
ACE Ltd. $4.125 PRIDES	149,500	8,913,938
Hartford Financial Services Group, Inc. $3.00	54,300	2,642,238
Prudential Financial, Inc. $3.375	65,500	3,572,632
St. Paul Companies, Inc. $4.50	221,900	14,617,663
The Chubb Corp. $1.75	167,700	3,969,291
Travelers Property Casualty Corp. $1.125	240,200	5,442,932
		39,158,694
TOTAL FINANCIALS		57,807,448
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. $3.50	156,900	7,829,310
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Raytheon Co. $4.13	177,700	9,540,358
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Motorola, Inc. $3.50	441,100	13,858,039
IT Consulting & Services - 0.1%
Electronic Data Systems Corp. $3.81 PRIDES	475,600	10,225,400
TOTAL INFORMATION TECHNOLOGY		24,083,439
UTILITIES - 0.5%
Electric Utilities - 0.3%
Cinergy Corp. $4.75 PRIDES	159,300	8,825,220
FPL Group, Inc. $4.00	84,500	4,473,219
TXU Corp. $4.375	226,400	6,466,550
		19,764,989
Gas Utilities - 0.2%
NiSource, Inc. $3.875 PIES	299,300	11,448,225
Sempra Energy $2.125	292,100	6,993,458
		18,441,683
Multi-Utilities & Unregulated Power - 0.0%
El Paso Corp. $4.50	133,400	3,548,440
TOTAL UTILITIES		41,755,112
TOTAL CONVERTIBLE PREFERRED STOCKS		156,718,911
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	70	$ 6,510
TOTAL PREFERRED STOCKS (Cost $191,389,382)		156,725,421
Corporate Bonds - 1.9%
	Principal Amount
Convertible Bonds - 1.4%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.1%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	$ 15,369,000	5,869,037
Media - 0.4%
Cox Communications, Inc. 0.4259% 4/19/20	26,600,000	12,136,250
Liberty Media Corp.3.5% 1/15/31 (c)	11,400,000	7,267,500
News America, Inc. liquid yield option note 0% 2/28/21 (c)	22,670,000	11,774,231
		31,177,981
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (c)	5,080,000	5,445,125
TOTAL CONSUMER DISCRETIONARY		42,492,143
FINANCIALS - 0.2%
Diversified Financials - 0.1%
Elan Finance Corp. Ltd. liquid yield option note 0% 12/14/18	16,790,000	7,807,350
Navistar Financial Corp. 4.75% 4/1/09 (c)	2,760,000	2,118,659
		9,926,009
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	5,340,000	4,790,728
TOTAL FINANCIALS		14,716,737
INDUSTRIALS - 0.3%
Industrial Conglomerates - 0.1%
Tyco International Group SA yankee 0% 2/12/21	13,860,000	10,498,950

	Principal Amount	Value (Note 1)
Machinery - 0.2%
SPX Corp. liquid yield option note:
0% 2/6/21 (c)	$ 19,570,000	$ 12,072,244
0% 2/6/21	4,620,000	2,849,963
		14,922,207
TOTAL INDUSTRIALS		25,421,157
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.1%
Corning, Inc. 3.5% 11/1/08	13,700,000	9,680,146
Computers & Peripherals - 0.1%
Quantum Corp. 7% 8/1/04	5,350,000	4,574,250
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21	6,670,000	6,419,141
Celestica, Inc. liquid yield option note 0% 8/1/20	620,000	284,425
Sanmina-SCI Corp.:
0% 9/12/20	960,000	391,200
4.25% 5/1/04	500,000	479,400
		7,574,166
TOTAL INFORMATION TECHNOLOGY		21,828,562
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (c)	6,790,000	9,688,481
TOTAL CONVERTIBLE BONDS		114,147,080
Nonconvertible Bonds - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
Dana Corp. 6.25% 3/1/04	80,000	80,000
Navistar International Corp. 8% 2/1/08	80,000	66,400
		146,400
Hotels, Restaurants & Leisure - 0.1%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	80,000	70,000
Domino's, Inc. 10.375% 1/15/09	500,000	540,000
Extended Stay America, Inc. 9.875% 6/15/11	185,000	187,313
Friendly Ice Cream Corp. 10.5% 12/1/07	85,000	83,725
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Penn National Gaming, Inc.:
8.875% 3/15/10	$ 40,000	$ 40,800
11.125% 3/1/08	630,000	686,700
Premier Parks, Inc. 0% 4/1/08 (b)	55,000	52,525
Wheeling Island Gaming, Inc. 10.125% 12/15/09	670,000	671,675
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	70,000	70,350
		2,403,088
Household Durables - 0.0%
American Greetings Corp. 11.75% 7/15/08	620,000	682,000
Beazer Homes USA, Inc. 8.375% 4/15/12	30,000	30,900
D.R. Horton, Inc.:
8% 2/1/09	310,000	310,000
8.5% 4/15/12	30,000	30,300
10.5% 4/1/05	425,000	450,500
Juno Lighting, Inc. 11.875% 7/1/09	60,000	59,700
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	40,000	38,600
Ryland Group, Inc. 9.125% 6/15/11	25,000	26,500
		1,628,500
Leisure Equipment & Products - 0.0%
The Hockey Co. 11.25% 4/15/09	45,000	45,900
Media - 0.1%
Allbritton Communications Co. 7.75% 12/15/12 (c)	120,000	120,000
AMC Entertainment, Inc.:
9.5% 3/15/09	100,000	98,500
9.875% 2/1/12	70,000	68,950
Continental Cablevision, Inc. 8.875% 9/15/05	70,000	77,451
Corus Entertainment, Inc. 8.75% 3/1/12	790,000	837,400
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (c)	115,000	123,050
EchoStar DBS Corp.:
9.25% 2/1/06	40,000	41,200
10.375% 10/1/07	1,135,000	1,214,450
Granite Broadcasting Corp.:
8.875% 5/15/08	20,000	16,300
10.375% 5/15/05	15,000	12,900
Insight Communications, Inc. 0% 2/15/11 (b)	55,000	29,700

	Principal Amount	Value (Note 1)
Lamar Media Corp. 7.25% 1/1/13 (c)	$ 60,000	$ 60,750
LBI Media, Inc. 10.125% 7/15/12 (c)	925,000	966,625
Lenfest Communications, Inc.:
7.625% 2/15/08	60,000	61,800
10.5% 6/15/06	35,000	36,838
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	5,000	5,075
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	50,000	45,000
Nextmedia Operating, Inc. 10.75% 7/1/11	720,000	756,000
PanAmSat Corp. 8.5% 2/1/12	20,000	19,400
Radio One, Inc. 8.875% 7/1/11	965,000	1,034,963
Sinclair Broadcast Group, Inc. 8% 3/15/12 (c)	60,000	62,400
		5,688,752
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08	165,000	168,300
Gap, Inc.:
9.9% 12/15/05	75,000	78,750
10.55% 12/15/08	20,000	21,900
Hollywood Entertainment Corp.:
9.625% 3/15/11	60,000	60,600
10.625% 8/15/04	125,000	126,250
United Auto Group, Inc. 9.625% 3/15/12 (c)	525,000	509,250
		965,050
Textiles Apparel & Luxury Goods - 0.0%
Levi Strauss & Co.:
7% 11/1/06	135,000	117,450
11.625% 1/15/08	90,000	87,750
12.25% 12/15/12 (c)	230,000	226,550
		431,750
TOTAL CONSUMER DISCRETIONARY		11,309,440
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	640,000	668,800
Food & Drug Retailing - 0.0%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	30,000	21,675
9.125% 12/15/11	75,000	54,938
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
Rite Aid Corp.:
6% 12/15/05 (c)	$ 50,000	$ 44,500
6.875% 8/15/13	130,000	92,300
7.125% 1/15/07	25,000	20,750
7.625% 4/15/05	25,000	22,500
11.25% 7/1/08	40,000	36,000
		292,663
Food Products - 0.0%
Corn Products International, Inc. 8.25% 7/15/07	605,000	608,025
Del Monte Corp. 9.25% 5/15/11	45,000	46,800
Dole Food Co., Inc.:
6.375% 10/1/05	35,000	36,750
7.25% 5/1/09	145,000	139,200
		830,775
Household Products - 0.0%
Fort James Corp.:
6.625% 9/15/04	60,000	58,200
6.875% 9/15/07	35,000	32,900
		91,100
TOTAL CONSUMER STAPLES		1,883,338
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Grant Prideco, Inc. 9% 12/15/09 (c)	40,000	41,800
Oil & Gas - 0.0%
Chesapeake Energy Corp. 7.75% 1/15/15 (c)	110,000	109,450
Nuevo Energy Co.:
9.375% 10/1/10	30,000	30,600
9.5% 6/1/08	45,000	46,350
The Coastal Corp.:
6.5% 5/15/06	40,000	32,400
6.95% 6/1/28	65,000	41,600
7.5% 8/15/06	25,000	20,500
7.75% 6/15/10	75,000	58,875
7.75% 10/15/35	65,000	42,900
Vintage Petroleum, Inc. 8.25% 5/1/12	535,000	553,725
		936,400
TOTAL ENERGY		978,200

	Principal Amount	Value (Note 1)
FINANCIALS - 0.1%
Banks - 0.0%
Western Financial Bank 9.625% 5/15/12	$ 40,000	$ 38,800
Diversified Financials - 0.1%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	650,000	674,375
Capital One Financial Corp.:
7.25% 12/1/03	40,000	39,600
8.75% 2/1/07	45,000	42,300
Delta Air Lines, Inc. pass thru trust certificates 7.779% 1/2/12	670,000	522,600
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	45,000	41,400
10.625% 12/1/12 (c)	50,000	51,250
IOS Capital, Inc. 9.75% 6/15/04	145,000	147,900
Limestone Electron Trust/Limestone Electron, Inc. 8.625% 3/15/03 (c)	225,000	214,875
Millennium America, Inc. 9.25% 6/15/08	75,000	78,375
Qwest Capital Funding, Inc.:
5.875% 8/3/04	200,000	172,000
7% 8/3/09	40,000	26,800
7.25% 2/15/11	140,000	92,400
7.75% 8/15/06	70,000	50,400
Qwest Services Corp. 14% 12/15/14 (c)	337,000	360,590
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (c)	70,000	74,900
10.875% 12/15/12 (c)	100,000	109,000
Stone Container Finance Co. yankee 11.5% 8/15/06 (c)	630,000	677,250
U.S. West Capital Funding, Inc. 6.375% 7/15/08	85,000	54,400
Xerox Capital (Europe) PLC 5.875% 5/15/04	125,000	119,375
Xerox Credit Corp. 6.1% 12/16/03	50,000	48,500
		3,598,290
Real Estate - 0.0%
Meditrust Corp. 7.82% 9/10/26	735,000	735,000
TOTAL FINANCIALS		4,372,090
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Alderwoods Group, Inc. 11% 1/2/07	$ 644,400	$ 642,789
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	910,000	946,400
PacifiCare Health Systems, Inc. 10.75% 6/1/09	620,000	661,850
Tenet Healthcare Corp. 5.375% 11/15/06	85,000	77,350
Triad Hospitals, Inc. 8.75% 5/1/09	40,000	42,800
		2,371,189
Pharmaceuticals - 0.0%
aaiPharma, Inc. 11% 4/1/10	710,000	710,000
TOTAL HEALTH CARE		3,081,189
INDUSTRIALS - 0.0%
Building Products - 0.0%
Nortek, Inc.:
9.125% 9/1/07	20,000	20,200
9.25% 3/15/07	30,000	30,600
		50,800
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
9.25% 9/1/12 (c)	115,000	116,150
10% 8/1/09	30,000	30,000
National Waterworks, Inc. 10.5% 12/1/12 (c)	60,000	62,550
		208,700
Industrial Conglomerates - 0.0%
Tyco International Group SA:
6.125% 11/1/08	20,000	18,700
yankee:
5.8% 8/1/06	35,000	33,075
5.875% 11/1/04	100,000	97,000
6.25% 6/15/13	110,000	108,625
6.375% 6/15/05	70,000	67,900
6.375% 2/15/06	150,000	145,500
6.375% 10/15/11	900,000	841,500
6.875% 1/15/29	35,000	30,800
		1,343,100
Machinery - 0.0%
Cummins, Inc.:
5.65% 3/1/98	110,000	64,900
9.5% 12/1/10 (c)	60,000	63,600

	Principal Amount	Value (Note 1)
Dresser, Inc. 9.375% 4/15/11	$ 25,000	$ 25,250
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	170,000	173,400
TriMas Corp. 9.875% 6/15/12 (c)	90,000	89,100
		416,250
TOTAL INDUSTRIALS		2,018,850
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Seagate Technology HDD Holdings 8% 5/15/09 (c)	25,000	25,500
Electronic Equipment & Instruments - 0.0%
ChipPAC International Ltd. 12.75% 8/1/09	570,000	604,200
Flextronics International Ltd. yankee:
8.75% 10/15/07	140,000	143,850
9.875% 7/1/10	120,000	129,600
Ingram Micro, Inc. 9.875% 8/15/08	40,000	42,200
PerkinElmer, Inc. 8.875% 1/15/13 (c)	140,000	138,600
Solectron Corp. 7.375% 3/1/06	215,000	201,025
		1,259,475
Office Electronics - 0.0%
Xerox Corp.:
5.25% 12/15/03	65,000	62,725
5.5% 11/15/03	90,000	87,750
7.15% 8/1/04	25,000	24,000
9.75% 1/15/09 (c)	125,000	120,625
		295,100
TOTAL INFORMATION TECHNOLOGY		1,580,075
MATERIALS - 0.1%
Chemicals - 0.0%
FMC Corp. 10.25% 11/1/09 (c)	155,000	168,175
Lyondell Chemical Co. 9.875% 5/1/07	290,000	278,400
Methanex Corp. yankee 7.75% 8/15/05	380,000	383,800
		830,375
Containers & Packaging - 0.1%
Ball Corp. 6.875% 12/15/12 (c)	130,000	130,650
BWAY Corp. 10% 10/15/10 (c)	40,000	41,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Crown Cork & Seal, Inc.:
7.375% 12/15/26	$ 80,000	$ 53,600
8% 4/15/23	115,000	80,500
8.375% 1/15/05	50,000	45,000
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (c)	125,000	128,750
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (c)	175,000	177,188
8.875% 2/15/09	550,000	566,500
Owens-Illinois, Inc.:
7.15% 5/15/05	360,000	348,300
7.8% 5/15/18	210,000	174,300
Riverwood International Corp.:
10.625% 8/1/07	720,000	741,600
10.625% 8/1/07	110,000	113,850
		2,601,738
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	205,000	188,600
Phelps Dodge Corp. 8.75% 6/1/11	870,000	900,450
		1,089,050
Paper & Forest Products - 0.0%
Georgia-Pacific Corp.:
7.375% 12/1/25	35,000	27,300
7.5% 5/15/06	585,000	549,900
8.125% 5/15/11	175,000	164,500
		741,700
TOTAL MATERIALS		5,262,863
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Qwest Corp. 8.875% 3/15/12 (c)	430,000	417,100
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	50,000	42,000
9.375% 6/1/08	30,000	28,200
Triton PCS, Inc.:
8.75% 11/15/11	25,000	20,000
9.375% 2/1/11	30,000	24,600
U.S. West Communications 7.2% 11/1/04	50,000	47,500
		579,400

	Principal Amount	Value (Note 1)
Wireless Telecommunication Services - 0.0%
American Tower Corp. 9.375% 2/1/09	$ 315,000	$ 248,850
AT&T Wireless Services, Inc. 8.125% 5/1/12	95,000	95,475
Crown Castle International Corp.:
9.375% 8/1/11	25,000	20,500
9.5% 8/1/11	295,000	237,475
10.75% 8/1/11	55,000	47,850
Dobson Communications Corp. 10.875% 7/1/10	35,000	29,750
Nextel Communications, Inc.:
0% 2/15/08 (b)	120,000	108,000
9.75% 10/31/07	625,000	571,875
Nextel Partners, Inc. 0% 2/1/09 (b)	145,000	104,400
Rogers Wireless, Inc. 9.625% 5/1/11	60,000	56,700
VoiceStream Wireless Corp. 0% 11/15/09 (b)	70,000	59,150
		1,580,025
TOTAL TELECOMMUNICATION SERVICES		2,159,425
UTILITIES - 0.1%
Electric Utilities - 0.1%
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	65,000	40,625
8.5% 4/15/12 (c)(d)	55,000	35,200
CMS Energy Corp. 8.5% 4/15/11	795,000	691,650
Illinois Power Co. 11.5% 12/15/10 (c)	170,000	164,050
Nevada Power Co. 10.875% 10/15/09 (c)	110,000	110,000
Oncor Electric Delivery Co. 7% 9/1/22 (c)	135,000	125,875
Pacific Gas & Electric Co.:
6.25% 8/1/03	915,000	905,850
6.25% 3/1/04	375,000	369,375
Southern California Edison Co. 8.95% 11/3/03	80,000	79,200
TECO Energy, Inc. 10.5% 12/1/07 (c)	100,000	98,000
TXU Corp. 6.375% 6/15/06	140,000	128,100
		2,747,925
Gas Utilities - 0.0%
ANR Pipeline, Inc. 9.625% 11/1/21	40,000	40,000
CMS Panhandle Holding Co. 6.125% 3/15/04	60,000	59,400
El Paso Energy Corp.:
7.375% 12/15/12	10,000	6,700
7.75% 1/15/32	60,000	37,200
8.05% 10/15/30	30,000	18,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Southern Natural Gas Co.:
7.35% 2/15/31	$ 20,000	$ 16,700
8% 3/1/32	65,000	56,875
Tennessee Gas Pipeline Co. 7% 10/15/28	165,000	127,050
Transcontinental Gas Pipe Line:
6.125% 1/15/05	35,000	32,550
8.875% 7/15/12 (c)	40,000	40,000
Williams Holdings of Delaware, Inc. 6.5% 12/1/08	70,000	44,800
		479,875
Multi-Utilities & Unregulated Power - 0.0%
El Paso Corp.:
7% 5/15/11	80,000	54,400
7.875% 6/15/12 (c)	35,000	24,500
Utilicorp United, Inc.:
6.875% 10/1/04	25,000	19,750
7% 7/15/04	35,000	28,350
7.95% 2/1/11	80,000	54,400
Western Resources, Inc. 7.875% 5/1/07	590,000	598,850
Williams Companies, Inc.:
7.125% 9/1/11	660,000	432,300
7.125% 9/1/11	100,000	65,500
7.875% 9/1/21	60,000	38,100
8.125% 3/15/12 (c)	85,000	57,800
9.25% 3/15/04	100,000	79,000
		1,452,950
TOTAL UTILITIES		4,680,750
TOTAL NONCONVERTIBLE BONDS		37,326,220
TOTAL CORPORATE BONDS (Cost $157,124,914)		151,473,300
Floating Rate Loans - 0.0%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
American Tower LP Tranche B term loan 5.31% 12/31/07 (d)	750,000	690,000
Nextel Finance Co. Tranche D term loan 4.4375% 3/31/09 (d)	900,000	805,500
		1,495,500

	Principal Amount	Value (Note 1)
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.1875% 7/21/06 (d)	$ 414,210	$ 410,068
Tranche C term loan 4.4375% 7/21/07 (d)	482,055	477,235
		887,303
TOTAL FLOATING RATE LOANS (Cost $2,365,396)		2,382,803
Money Market Funds - 0.3%
	Shares
Fidelity Securities Lending Cash Central Fund, 1.43% (e) (Cost $23,442,500)	23,442,500	23,442,500
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $8,055,813,155)		8,092,797,944
NET OTHER ASSETS - (0.3)%		(21,240,211)
NET ASSETS - 100%	$ 8,071,557,733
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $69,241,943 or 0.9% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,325,311,802 and $2,438,975,729, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $131,919 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $21,375,714. The weighted average interest rate was 1.87%. Interest expense includes $46,553 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $22,605,000. The weighted average interest rate was 2.02%. Interest expense includes $3,801 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $2,382,803 or 0.0% of net assets.
Income Tax Information
The fund hereby designates approximately $208,691,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2002, the fund had a capital loss carryforward of approximately $127,840,000 all of which will expire on December 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $23,209,422) (cost $8,055,813,155) - See accompanying schedule		$ 8,092,797,944
Receivable for investments sold		30,375
Receivable for fund shares sold		3,144,338
Dividends receivable		14,918,918
Interest receivable		1,787,104
Other receivables		54,764
Total assets		8,112,733,443

Liabilities
Payable to custodian bank	$ 172,392
Payable for investments purchased	388,524
Payable for fund shares redeemed	13,075,274
Accrued management fee	3,314,192
Distribution fees payable	147,584
Other payables and accrued expenses	635,244
Collateral on securities loaned, at value	23,442,500
Total liabilities		41,175,710

Net Assets		$ 8,071,557,733
Net Assets consist of:
Paid in capital		$ 8,020,307,706
Undistributed net investment income		154,882,636
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(140,650,203)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,017,594
Net Assets		$ 8,071,557,733
Initial Class: Net Asset Value, offering price and redemption price per share ($6,895,939,745 ÷ 379,713,236 shares)		$ 18.16

Service Class: Net Asset Value, offering price and redemption price per share ($771,515,553 ÷ 42,628,732 shares)		$ 18.10

Service Class 2: Net Asset Value, offering price and redemption price per share ($403,631,623 ÷ 22,423,648 shares)		$ 18.00

Service Class 2R: Net Asset Value, offering price and redemption price per share ($470,812 ÷ 26,166 shares)		$ 17.99

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 199,537,252
Interest		10,792,783
Security lending		276,236
Total income		210,606,271

Expenses
Management fee	$ 44,958,364
Transfer agent fees	6,358,830
Distribution fees	1,624,835
Accounting and security lending fees	858,207
Non-interested trustees' compensation	40,635
Custodian fees and expenses	165,891
Registration fees	10,324
Audit	61,777
Legal	52,455
Interest	50,354
Miscellaneous	364,309
Total expenses before reductions	54,545,981
Expense reductions	(844,638)	53,701,343
Net investment income (loss)		156,904,928
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(136,567,625)
Foreign currency transactions	73,762
Total net realized gain (loss)		(136,493,863)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,811,329,898)
Assets and liabilities in foreign currencies	70,818
Total change in net unrealized appreciation (depreciation)		(1,811,259,080)
Net gain (loss)		(1,947,752,943)
Net increase (decrease) in net assets resulting from operations		$ (1,790,848,015)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 156,904,928	$ 151,358,391
Net realized gain (loss)	(136,493,863)	232,892,575
Change in net unrealized appreciation (depreciation)	(1,811,259,080)	(947,180,666)
Net increase (decrease) in net assets resulting from operations	(1,790,848,015)	(562,929,700)
Distributions to shareholders from net investment income	(162,342,476)	(175,168,717)
Distributions to shareholders from net realized gain	(222,300,466)	(493,630,239)
Total distributions	(384,642,942)	(668,798,956)
Share transactions - net increase (decrease)	(71,251,438)	906,134,648
Redemption fees	259	-
Total increase (decrease) in net assets	(2,246,742,136)	(325,594,008)
Net Assets
Beginning of period	10,318,299,869	10,643,893,877
End of period (including undistributed net investment income of $154,882,636 and undistributed net investment income of $152,099,880, respectively)	$ 8,071,557,733	$ 10,318,299,869
Other Information: Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
Shares Sold	55,802,238	11,112,619	17,439,374	30,522
Reinvested	16,371,256	1,504,858	437,787	-
Redeemed	(99,410,660)	(6,864,417)	(5,462,708)	(4,356)
Net increase (decrease)	(27,237,166)	5,753,060	12,414,453	26,166

Dollars Sold	$ 1,171,193,465	$ 231,985,655	$ 345,877,938	$ 576,334
Reinvested	343,960,099	31,541,832	9,140,991	-
Redeemed	(1,967,582,454)	(132,366,206)	(105,497,795)	(81,297)
Net increase (decrease)	$ (452,428,890)	$ 131,161,281	$ 249,521,134	$ 495,037

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	89,050,962	13,139,614	9,931,367
Reinvested	25,863,825	1,673,997	126,086
Redeemed	(98,534,150)	(2,882,957)	(1,618,683)
Net increase (decrease)	16,380,637	11,930,654	8,438,770

Dollars Sold	$ 2,064,705,585	$ 303,254,722	$ 225,467,799
Reinvested	625,387,269	40,376,818	3,034,869
Redeemed	(2,255,942,678)	(64,472,868)	(35,676,868)
Net increase (decrease)	$ 434,150,176	$ 279,158,672	$ 192,825,800

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 145,677,218	$ 12,920,750	$ 3,744,508	$ -
From net realized gain	198,282,881	18,621,082	5,396,503	-
Total	$ 343,960,099	$ 31,541,832	$ 9,141,011	$ -

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 164,164,158	$ 10,221,979	$ 782,580
From net realized gain	461,223,111	30,154,839	2,252,289
Total	$ 625,387,269	$ 40,376,818	$ 3,034,869

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 22.75	$ 25.52	$ 25.71	$ 25.42	$ 24.28
Income from Investment Operations
Net investment income (loss) C	.34	.34	.40	.41	.38
Net realized and unrealized gain (loss)	(4.08)	(1.51)	1.46	1.10	2.31
Total from investment operations	(3.74)	(1.17)	1.86	1.51	2.69
Distributions from net investment income	(.36)	(.42)	(.44)	(.38)	(.34)
Distributions from net realized gain	(.49)	(1.18)	(1.61)	(.84)	(1.21)
Total distributions	(.85)	(1.60)	(2.05)	(1.22)	(1.55)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.16	$ 22.75	$ 25.52	$ 25.71	$ 25.42
Total Return A, B	(16.95)%	(4.96)%	8.42%	6.33%	11.63%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.58%	.56%	.57%	.58%
Expenses net of voluntary waivers, if any	.57%	.58%	.56%	.57%	.58%
Expenses net of all reductions	.56%	.57%	.55%	.56%	.57%
Net investment income (loss)	1.70%	1.47%	1.68%	1.57%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,895,940	$ 9,256,205	$ 9,969,086	$ 11,014,291	$ 11,409,912
Portfolio turnover rate	25%	24%	22%	27%	28%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 22.67	$ 25.45	$ 25.66	$ 25.39	$ 24.27
Income from Investment Operations
Net investment income (loss) C	.32	.31	.37	.38	.36
Net realized and unrealized gain (loss)	(4.06)	(1.51)	1.46	1.11	2.31
Total from investment operations	(3.74)	(1.20)	1.83	1.49	2.67
Distributions from net investment income	(.34)	(.40)	(.43)	(.38)	(.34)
Distributions from net realized gain	(.49)	(1.18)	(1.61)	(.84)	(1.21)
Total distributions	(.83)	(1.58)	(2.04)	(1.22)	(1.55)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.10	$ 22.67	$ 25.45	$ 25.66	$ 25.39
Total Return A, B	(17.00)%	(5.09)%	8.30%	6.25%	11.54%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.68%	.66%	.67%	.68%
Expenses net of voluntary waivers, if any	.67%	.68%	.66%	.67%	.68%
Expenses net of all reductions	.66%	.67%	.65%	.66%	.67%
Net investment income (loss)	1.60%	1.37%	1.58%	1.47%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 771,516	$ 836,017	$ 634,897	$ 437,332	$ 225,145
Portfolio turnover rate	25%	24%	22%	27%	28%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 22.59	$ 25.41	$ 25.18
Income from Investment Operations
Net investment income (loss) E	.28	.27	.32
Net realized and unrealized gain (loss)	(4.04)	(1.50)	1.95
Total from investment operations	(3.76)	(1.23)	2.27
Distributions from net investment income	(.34)	(.41)	(.43)
Distributions from net realized gain	(.49)	(1.18)	(1.61)
Total distributions	(.83)	(1.59)	(2.04)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 18.00	$ 22.59	$ 25.41
Total Return B,C, D	(17.15)%	(5.23)%	10.19%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.84%	.83% A
Expenses net of voluntary waivers, if any	.83%	.84%	.83% A
Expenses net of all reductions	.82%	.83%	.82% A
Net investment income (loss)	1.44%	1.21%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 403,632	$ 226,078	$ 39,911
Portfolio turnover rate	25%	24%	22%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 21.82
Income from Investment Operations
Net investment income (loss) E	.18
Net realized and unrealized gain (loss)	(4.01)
Total from investment operations	(3.83)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 17.99
Total Return B,C, D	(17.55)%
Ratios to Average Net Assets G
Expenses before expense reductions	.85% A
Expenses net of voluntary waivers, if any	.85% A
Expenses net of all reductions	.84% A
Net investment income (loss)	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 471
Portfolio turnover rate	25%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Growth Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Growth - Service Class 2	-30.30%	-0.55%	8.33%
Russell 3000® Growth Index	-28.04%	-4.11%	6.30%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	7.30%
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	7.28%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Growth Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jennifer Uhrig, Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. The tough times continued for growth investors. For the 12 months that ended December 31, 2002, the fund's performance trailed that of both the Russell 3000 Growth Index, which fell 28.04%, and the variable annuity growth funds average, which declined 25.44% according to Lipper Inc.

Q. What factors influenced the fund's performance?

A. A third straight year of negative returns took a heavy toll on most growth stocks, with the third quarter of 2002 proving exceptionally harsh. Within the portfolio, the fund's performance was hindered by its investments in both semiconductor and airline stocks. On the positive side, many of the fund's consumer-related holdings contributed gains during the period, as did several energy services holdings.

Q. Why were you bullish on semiconductor and airline stocks?

A. The fund's investments in each of these areas were plays on an improving economy, which I thought might emerge during the second half of the period. Semiconductor stocks tend to react positively in advance of an economic recovery. As for the airlines, I expected consumer and business travel to improve gradually following the September 2001 attacks. Unfortunately, investors became increasingly skeptical regarding an economic rebound, and this sentiment shift hurt our semiconductor positions, including Agere Systems and Advanced Micro Devices. In terms of the airlines, consumer travel came back - thanks to deep fare discounts - but business travel failed to recover significantly. This had a negative effect on Delta Airlines and Continental Airlines.

Q. Your early emphasis on consumer stocks helped performance. Where did you find opportunities?

A. Mostly in the areas of homebuilding, retail and restaurants. Companies in these groups typically perform well during the first stages of an economic recovery, especially when the Federal Reserve Board is lowering interest rates. As such, the fund's positions in homebuilders Pulte Homes, D.R. Horton and Lennar contributed positively, as did our positions in toy retailer Mattel, which makes the ever-popular Barbie dolls, and toolmaker Black & Decker. Several of our restaurant stocks also fared well, particularly Tricon Global, the parent company of Pizza Hut, Kentucky Fried Chicken and Taco Bell.

Q. You then pulled back on consumer names in the second half, and increased the fund's exposure to both health and finance stocks. Why?

A. The fund's consumer names performed well early on, but I scaled back when many of the stocks got too expensive for my liking. At that point, I began to build up our drug stock exposure, and also found some appealing stories in both the insurance and bank groups. Drug stock valuations had fallen dramatically, and I felt many had good long-term growth profiles. While the group continued to suffer during this period, one solid performer was Merck, which had five new products in Phase III - the final step of testing before drugs are reviewed by the government. As for my focus on finance stocks, I particularly liked the pricing cycle we saw within the property and casualty insurance market, and I made a larger commitment to leading insurer American International Group (AIG). I also bumped up the fund's exposure to credit-sensitive banks - such as Bank One and MBNA - as consumer credit improved. MBNA performed well, while AIG and Bank One were mixed.

Q. Which other investments performed well? Which ones were disappointments?

A. The fund's investment in medical technology company Boston Scientific performed well, largely in anticipation of the company's new drug-coated stent product, which is designed to keep treated coronary arteries free from recurring blockages. American Express was another good stock, as were energy services names Weatherford International and Smith International, both of which benefited from rising oil prices. In terms of disappointments, the fund's positions in Qwest Communications and Charter Communications lagged due to weak industry fundamentals and high debt loads. The fund did not own Qwest at the end of the period.

Q. What's your outlook, Jennifer?

A. I'm optimistic, but also realistic. The economic improvement that didn't come in 2002 could materialize in 2003, but the recovery may well be slow and gradual. As we enter the new year, I have the fund positioned with an upturn in mind, as evidenced by our overweighted stake in technology stocks. I also like drug stocks, which could still show decent growth even if the economy slips or improves only moderately.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of December 31, 2002, more than
$8.3 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Microsoft Corp.	5.0
Johnson & Johnson	3.6
Merck & Co., Inc.	3.4
Pfizer, Inc.	3.3
Wal-Mart Stores, Inc.	3.0
18.3
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Information Technology	24.9
Health Care	24.9
Financials	14.6
Consumer Discretionary	13.1
Industrials	6.7
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	97.7%
Short-Term Investments and Net Other Assets	2.3%

* Foreign investments	5.8%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.1%
Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc. (a)	991,850	$ 31,987,163
Darden Restaurants, Inc.	826,300	16,897,835
		48,884,998
Household Durables - 1.0%
Black & Decker Corp.	577,740	24,779,269
Centex Corp.	91,600	4,598,320
KB Home	106,100	4,546,385
Leggett & Platt, Inc.	995,200	22,332,288
Maytag Corp.	499,070	14,223,495
Nintendo Co. Ltd.	93,600	8,739,783
Pulte Homes, Inc.	98,000	4,691,260
		83,910,800
Leisure Equipment & Products - 0.5%
Mattel, Inc.	2,217,200	42,459,380
Media - 5.4%
AOL Time Warner, Inc. (a)	6,252,600	81,909,060
Charter Communications, Inc. Class A (a)	5,596,000	6,603,280
Comcast Corp.:
Class A (a)	643,124	15,158,433
Class A (special) (a)	1,280,200	28,919,718
Cox Communications, Inc. Class A (a)	1,580,400	44,883,360
E.W. Scripps Co. Class A	599,100	46,100,745
Interpublic Group of Companies, Inc.	1,903,700	26,804,096
Lamar Advertising Co. Class A (a)	1,609,700	54,166,405
Pixar (a)	293,200	15,536,668
Tribune Co.	544,500	24,752,970
Univision Communications, Inc. Class A (a)	1,220,600	29,904,700
Viacom, Inc. Class B (non-vtg.) (a)	1,807,825	73,686,947
		448,426,382
Multiline Retail - 3.3%
Saks, Inc. (a)	2,452,800	28,795,872
Wal-Mart Stores, Inc.	4,850,500	244,998,755
		273,794,627
Specialty Retail - 2.3%
AutoZone, Inc. (a)	261,000	18,439,650
Home Depot, Inc.	2,505,700	60,036,572
Limited Brands, Inc.	1,965,700	27,382,201
Lowe's Companies, Inc.	2,412,930	90,484,875
		196,343,298
TOTAL CONSUMER DISCRETIONARY		1,093,819,485
CONSUMER STAPLES - 5.9%
Beverages - 2.8%
Coca-Cola Enterprises, Inc.	996,100	21,635,292

	Shares	Value (Note 1)
PepsiCo, Inc.	1,753,880	$ 74,048,814
The Coca-Cola Co.	3,049,000	133,607,180
		229,291,286
Household Products - 1.1%
Procter & Gamble Co.	1,085,060	93,250,056
Personal Products - 0.8%
Gillette Co.	2,232,000	67,763,520
Tobacco - 1.2%
Loews Corp. - Carolina Group	765,600	15,518,712
Philip Morris Companies, Inc.	2,048,300	83,017,599
		98,536,311
TOTAL CONSUMER STAPLES		488,841,173
ENERGY - 5.2%
Energy Equipment & Services - 4.9%
Baker Hughes, Inc.	1,192,370	38,382,390
BJ Services Co. (a)	1,200,360	38,783,632
Cooper Cameron Corp. (a)	538,300	26,818,106
ENSCO International, Inc.	784,700	23,109,415
Global Industries Ltd. (a)	2,926,465	12,203,359
Grant Prideco, Inc. (a)	255,200	2,970,528
Nabors Industries Ltd. (a)	811,410	28,618,431
National-Oilwell, Inc. (a)	1,114,600	24,342,864
Noble Corp. (a)	908,400	31,930,260
Schlumberger Ltd. (NY Shares)	1,488,700	62,659,383
Smith International, Inc. (a)	887,300	28,943,726
Tidewater, Inc.	765,200	23,797,720
Varco International, Inc. (a)	1,266,100	22,030,140
Weatherford International Ltd. (a)	1,042,440	41,624,629
		406,214,583
Oil & Gas - 0.3%
Noble Energy, Inc.	453,600	17,032,680
YUKOS Corp. sponsored ADR	75,200	10,509,200
		27,541,880
TOTAL ENERGY		433,756,463
FINANCIALS - 14.6%
Banks - 2.6%
Bank of America Corp.	622,500	43,307,325
Bank One Corp.	2,221,190	81,184,495
Fifth Third Bancorp	1,050,900	61,530,195
FleetBoston Financial Corp.	401,200	9,749,160
Wells Fargo & Co.	517,200	24,241,164
		220,012,339
Diversified Financials - 7.1%
American Express Co.	2,362,700	83,521,445
Charles Schwab Corp.	4,444,750	48,225,538
Citigroup, Inc.	2,133,310	75,071,179
Fannie Mae	2,228,500	143,359,405
Freddie Mac	836,700	49,407,135
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Goldman Sachs Group, Inc.	343,900	$ 23,419,590
MBNA Corp.	3,977,230	75,646,915
Merrill Lynch & Co., Inc.	676,500	25,673,175
Morgan Stanley	515,100	20,562,792
Nomura Holdings, Inc.	983,000	11,040,853
SLM Corp.	326,400	33,899,904
		589,827,931
Insurance - 4.9%
ACE Ltd.	1,202,200	35,272,548
AFLAC, Inc.	1,611,420	48,535,970
Allstate Corp.	1,229,800	45,490,302
American International Group, Inc.	3,250,366	188,033,673
Hartford Financial Services Group, Inc.	737,700	33,513,711
Travelers Property Casualty Corp.:
Class A	145,447	2,130,799
Class B (a)	1,867,830	27,363,710
XL Capital Ltd. Class A	327,200	25,276,200
		405,616,913
TOTAL FINANCIALS		1,215,457,183
HEALTH CARE - 24.9%
Biotechnology - 2.2%
Amgen, Inc. (a)	759,100	36,694,894
Biogen, Inc. (a)	748,200	29,972,892
Cambridge Antibody Technology Group PLC (a)	1,012,375	8,374,337
Cephalon, Inc. (a)	730,600	35,556,841
Geneprot, Inc. (c)	826,000	2,891,000
Gilead Sciences, Inc. (a)	659,600	22,426,400
IDEC Pharmaceuticals Corp. (a)	968,000	32,108,560
ImClone Systems, Inc. (a)	715,547	7,599,825
Millennium Pharmaceuticals, Inc. (a)	863,880	6,859,207
		182,483,956
Health Care Equipment & Supplies - 4.1%
Alcon, Inc.	966,300	38,120,535
Baxter International, Inc.	1,979,400	55,423,200
Boston Scientific Corp. (a)	1,113,600	47,350,272
Medtronic, Inc.	3,133,100	142,869,360
St. Jude Medical, Inc. (a)	1,349,100	53,586,252
		337,349,619
Health Care Providers & Services - 0.7%
McKesson Corp.	1,730,500	46,775,415
UnitedHealth Group, Inc.	162,000	13,527,000
		60,302,415
Pharmaceuticals - 17.9%
Abbott Laboratories	3,221,100	128,844,000
Barr Laboratories, Inc. (a)	345,100	22,462,559
Bristol-Myers Squibb Co.	355,000	8,218,250

	Shares	Value (Note 1)
Eli Lilly & Co.	1,328,670	$ 84,370,545
Forest Laboratories, Inc. (a)	314,400	30,880,368
Johnson & Johnson	5,626,420	302,195,018
Merck & Co., Inc.	4,942,860	279,815,305
Pfizer, Inc.	9,052,285	276,728,352
Pharmacia Corp.	2,445,100	102,205,180
Schering-Plough Corp.	3,758,700	83,443,140
Teva Pharmaceutical Industries Ltd. sponsored ADR	844,400	32,602,284
Wyeth	3,602,400	134,729,760
		1,486,494,761
TOTAL HEALTH CARE		2,066,630,751
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.3%
Lockheed Martin Corp.	1,173,320	67,759,230
Northrop Grumman Corp.	379,200	36,782,400
		104,541,630
Airlines - 0.3%
Delta Air Lines, Inc.	1,792,800	21,692,880
Commercial Services & Supplies - 2.1%
Cintas Corp.	90,000	4,117,500
Corinthian Colleges, Inc. (a)	244,600	9,260,556
First Data Corp.	2,255,100	79,853,091
Paychex, Inc.	2,223,900	62,046,810
Robert Half International, Inc. (a)	1,358,700	21,888,657
		177,166,614
Electrical Equipment - 0.2%
Energizer Holdings, Inc. (a)	586,200	16,354,980
Industrial Conglomerates - 2.8%
3M Co.	201,100	24,795,630
General Electric Co.	5,411,740	131,775,869
Tyco International Ltd.	4,720,900	80,632,972
		237,204,471
TOTAL INDUSTRIALS		556,960,575
INFORMATION TECHNOLOGY - 24.9%
Communications Equipment - 4.1%
3Com Corp. (a)	1,471,300	6,812,119
Advanced Fibre Communication, Inc. (a)	991,100	16,531,548
Alcatel SA sponsored ADR	2,986,300	13,259,172
Cisco Systems, Inc. (a)	8,415,820	110,247,242
Emulex Corp. (a)	149,500	2,773,225
Foundry Networks, Inc. (a)	1,539,100	10,835,264
Harris Corp.	1,192,900	31,373,270
Motorola, Inc.	7,548,000	65,290,200
Nokia Corp. sponsored ADR	2,339,900	36,268,450
QUALCOMM, Inc. (a)	1,318,400	47,976,576
		341,367,066
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 3.4%
Dell Computer Corp. (a)	5,729,000	$ 153,193,460
EMC Corp. (a)	2,116,400	12,994,696
International Business Machines Corp.	721,970	55,952,675
Lexmark International, Inc. Class A (a)	413,300	25,004,650
Network Appliance, Inc. (a)	403,300	4,033,000
Sun Microsystems, Inc. (a)	10,602,300	32,973,153
		284,151,634
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	3,253,160	58,426,754
Amphenol Corp. Class A (a)	296,800	11,278,400
Sanmina-SCI Corp. (a)	4,656,200	20,906,338
Waters Corp. (a)	1,080,400	23,531,112
		114,142,604
Internet Software & Services - 0.8%
Overture Services, Inc. (a)	1,232,171	33,650,590
Yahoo!, Inc. (a)	2,144,700	35,065,845
		68,716,435
Semiconductor Equipment & Products - 8.5%
Advanced Micro Devices, Inc. (a)	4,619,100	29,839,386
Agere Systems, Inc.:
Class A (a)	10,101,845	14,546,657
Class B (a)	15,530,209	21,742,293
Analog Devices, Inc. (a)	1,862,200	44,450,714
Applied Materials, Inc. (a)	3,576,500	46,601,795
ASML Holding NV (NY Shares) (a)	6,103,187	51,022,643
Atmel Corp. (a)	4,728,500	10,544,555
Broadcom Corp. Class A (a)	1,848,900	27,844,434
Cypress Semiconductor Corp. (a)	3,942,700	22,552,244
Integrated Device Technology, Inc. (a)	3,167,400	26,511,138
Intel Corp.	7,925,800	123,404,706
Intersil Corp. Class A (a)	1,843,356	25,696,383
KLA-Tencor Corp. (a)	979,520	34,645,622
LAM Research Corp. (a)	1,874,200	20,241,360
Marvell Technology Group Ltd. (a)	582,600	10,987,836
Micron Technology, Inc. (a)	1,951,100	19,003,714
National Semiconductor Corp. (a)	582,200	8,738,822
NVIDIA Corp. (a)	3,437,788	39,568,940
QLogic Corp. (a)	524,437	18,098,321

	Shares	Value (Note 1)
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	5,423,232	$ 38,233,786
Texas Instruments, Inc.	5,086,850	76,353,619
		710,628,968
Software - 6.7%
Adobe Systems, Inc.	1,295,600	32,132,176
Electronic Arts, Inc. (a)	896,984	44,642,894
Microsoft Corp. (a)	7,988,923	413,027,312
Red Hat, Inc. (a)	1,011,403	5,977,392
Synopsys, Inc. (a)	566,378	26,138,345
Take-Two Interactive Software, Inc. (a)	845,645	19,864,201
VERITAS Software Corp. (a)	903,831	14,117,840
		555,900,160
TOTAL INFORMATION TECHNOLOGY		2,074,906,867
MATERIALS - 1.0%
Chemicals - 0.5%
Lyondell Chemical Co.	3,010,600	38,053,984
Containers & Packaging - 0.2%
Owens-Illinois, Inc. (a)	1,255,700	18,308,106
Metals & Mining - 0.3%
Arch Coal, Inc.	486,200	10,497,058
Massey Energy Corp.	1,468,900	14,277,708
		24,774,766
TOTAL MATERIALS		81,136,856
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.6%
AT&T Corp.	973,060	25,406,597
KT Corp. sponsored ADR	1,090,400	23,498,120
TeraBeam Networks (c)	60,800	15,200
		48,919,917
Wireless Telecommunication Services - 0.8%
SK Telecom Co. Ltd. sponsored ADR	1,092,000	23,314,200
Vodafone Group PLC sponsored ADR	2,250,100	40,771,812
		64,086,012
TOTAL TELECOMMUNICATION SERVICES		113,005,929
TOTAL COMMON STOCKS (Cost $8,078,391,351)		8,124,515,282
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,528,257)	88,646	88,646
Money Market Funds - 3.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	182,894,991	$ 182,894,991
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	75,642,400	75,642,400
TOTAL MONEY MARKET FUNDS (Cost $258,537,391)		258,537,391
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $8,338,456,999)		8,383,141,319
NET OTHER ASSETS - (0.8)%		(69,502,539)
NET ASSETS - 100%		$ 8,313,638,780
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 1,528,257
Geneprot, Inc.	7/7/00	$ 4,543,000
TeraBeam Networks	4/7/00	$ 228,000
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $9,432,517,424 and $10,597,818,176, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $3,701,217, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $978,016 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,994,846 or 0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $31,900,508. The weighted average interest rate was 1.86%. Interest expense includes $100,310 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $10,197,000. The weighted average interest rate was 2.19%. Interest expense includes $620 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $4,287,791,000 of which $2,090,079,000 and $2,197,712,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $66,995,931) (cost $8,338,456,999) - See accompanying schedule		$ 8,383,141,319
Receivable for investments sold		9,245,238
Receivable for fund shares sold		6,182,934
Dividends receivable		10,132,161
Interest receivable		187,781
Other receivables		947,825
Total assets		8,409,837,258

Liabilities
Payable for investments purchased	$ 5,989,637
Payable for fund shares redeemed	9,828,672
Accrued management fee	4,199,312
Distribution fees payable	141,236
Other payables and accrued expenses	397,221
Collateral on securities loaned, at value	75,642,400
Total liabilities		96,198,478

Net Assets		$ 8,313,638,780
Net Assets consist of:
Paid in capital		$ 12,680,965,687
Undistributed net investment income		22,669,639
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,434,684,927)
Net unrealized appreciation (depreciation) on investments		44,688,381
Net Assets		$ 8,313,638,780
Initial Class: Net Asset Value, offering price and redemption price per share ($7,016,146,709 ÷ 299,372,922 shares)		$ 23.44

Service Class: Net Asset Value, offering price and redemption price per share ($1,058,738,433 ÷ 45,355,660 shares)		$ 23.34

Service Class 2: Net Asset Value, offering price and redemption price per share ($238,543,220 ÷ 10,278,040 shares)		$ 23.21

Service Class 2R: Net Asset Value, offering price and redemption price per share ($210,418 ÷ 9,069 shares)		$ 23.20

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 88,365,716
Interest		1,684,419
Security lending		861,139
Total income		90,911,274

Expenses
Management fee	$ 61,382,867
Transfer agent fees	7,076,210
Distribution fees	1,872,797
Accounting and security lending fees	928,701
Non-interested trustees' compensation	52,080
Custodian fees and expenses	189,982
Audit	71,592
Legal	87,348
Interest	100,930
Miscellaneous	598,690
Total expenses before reductions	72,361,197
Expense reductions	(5,921,656)	66,439,541
Net investment income (loss)		24,471,733
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,263,451,848)
Foreign currency transactions	115,388
Total net realized gain (loss)		(2,263,336,460)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,669,651,454)
Assets and liabilities in foreign currencies	(10,197)
Total change in net unrealized appreciation (depreciation)		(1,669,661,651)
Net gain (loss)		(3,932,998,111)
Net increase (decrease) in net assets resulting from operations		$ (3,908,526,378)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,471,733	$ 25,955,845
Net realized gain (loss)	(2,263,336,460)	(2,008,980,783)
Change in net unrealized appreciation (depreciation)	(1,669,661,651)	(1,103,298,763)
Net increase (decrease) in net assets resulting from operations	(3,908,526,378)	(3,086,323,701)
Distributions to shareholders from net investment income	(25,839,894)	(10,651,148)
Distributions to shareholders from net realized gain	-	(1,124,534,087)
Total distributions	(25,839,894)	(1,135,185,235)
Share transactions - net increase (decrease)	(1,057,887,768)	105,985,623
Redemption fees	134	-
Total increase (decrease) in net assets	(4,992,253,906)	(4,115,523,313)

Net Assets
Beginning of period	13,305,892,686	17,421,415,999
End of period (including undistributed net investment income of $22,669,639 and undistributed net investment income of $24,523,436, respectively)	$ 8,313,638,780	$ 13,305,892,686
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2	Service Class 2R A
Sold	27,701,250	7,846,255	8,720,137	9,679
Reinvested	745,326	62,377	7,951	-
Redeemed	(69,998,416)	(12,009,200)	(4,193,267)	(610)
Net increase (decrease)	(41,551,840)	(4,100,568)	4,534,821	9,069
Dollars
Sold	$ 783,515,852	$ 225,005,883	$ 237,415,474	$ 256,038
Reinvested	23,619,367	1,970,483	250,044	-
Redeemed	(1,899,343,201)	(321,589,917)	(108,973,421)	(14,370)
Net increase (decrease)	$ (1,092,207,982)	$ (94,613,551)	$ 128,692,097	$ 241,668
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	39,041,869	13,312,909	5,569,506
Reinvested	24,560,455	3,016,784	119,736
Redeemed	(78,112,878)	(9,325,901)	(1,260,574)
Net increase (decrease)	(14,510,554)	7,003,792	4,428,668
Dollars
Sold	$ 1,384,695,642	$ 479,702,662	$ 192,198,699
Reinvested	1,006,978,664	123,326,141	4,880,430
Redeemed	(2,719,903,391)	(324,004,271)	(41,888,953)
Net increase (decrease)	$ (328,229,085)	$ 279,024,532	$ 155,190,176
Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 23,619,367	$ 1,970,483	$ 250,044	$ -
From net realized gain	-	-	-	-
Total	$ 23,619,367	$ 1,970,483	$ 250,044	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,599,775	$ -	$ 51,373
From net realized gain	996,378,889	123,326,141	4,829,057
Total	$ 1,006,978,664	$ 123,326,141	$ 4,880,430

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 33.61	$ 43.66	$ 54.93	$ 44.87	$ 37.10
Income from Investment Operations
Net investment income (loss) C	.07	.07	.03	.07	.08
Net realized and unrealized gain (loss)	(10.17)	(7.27)	(5.27)	15.10	12.85
Total from investment operations	(10.10)	(7.20)	(5.24)	15.17	12.93
Distributions from net investment income	(.07)	(.03)	(.06)	(.08)	(.19)
Distributions from net realized gain	-	(2.82)	(5.97)	(5.03)	(4.97)
Total distributions	(.07)	(2.85)	(6.03)	(5.11)	(5.16)
Redemption fees added to paid in capitalC	-	-	-	-	-
Net asset value, end of period	$ 23.44	$ 33.61	$ 43.66	$ 54.93	$ 44.87
Total Return A,B	(30.10)%	(17.67)%	(10.96)%	37.44%	39.49%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.68%	.65%	.66%	.68%
Expenses net of voluntary waivers, if any	.67%	.68%	.65%	.66%	.68%
Expenses net of all reductions	.61%	.65%	.64%	.65%	.66%
Net investment income (loss)	.25%	.19%	.07%	.14%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,016,147	$ 11,458,659	$ 15,517,271	$ 17,142,411	$ 11,243,824
Portfolio turnover rate	90%	105%	103%	84%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 33.48	$ 43.51	$ 54.80	$ 44.82	$ 37.09
Income from Investment Operations
Net investment income (loss) C	.04	.03	(.02)	.02	.06
Net realized and unrealized gain (loss)	(10.14)	(7.24)	(5.25)	15.07	12.83
Total from investment operations	(10.10)	(7.21)	(5.27)	15.09	12.89
Distributions from net investment income	(.04)	-	(.05)	(.08)	(.19)
Distributions from net realized gain	-	(2.82)	(5.97)	(5.03)	(4.97)
Total distributions	(.04)	(2.82)	(6.02)	(5.11)	(5.16)
Redemption fees added to paid in capitalC	-	-	-	-	-
Net asset value, end of period	$ 23.34	$ 33.48	$ 43.51	$ 54.80	$ 44.82
Total Return A,B	(30.20)%	(17.74)%	(11.05)%	37.29%	39.38%
Ratios to Average Net Assets D
Expenses before expense reductions	.77%	.78%	.76%	.77%	.80%
Expenses net of voluntary waivers, if any	.77%	.78%	.76%	.77%	.80%
Expenses net of all reductions	.71%	.75%	.74%	.75%	.75%
Net investment income (loss)	.15%	.09%	(.04) %	.04%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,058,738	$ 1,655,758	$ 1,847,051	$ 916,330	$ 136,142
Portfolio turnover rate	90%	105%	103%	84%	123%
A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 33.34	$ 43.43	$ 53.40
Income from Investment Operations
Net investment income (loss) E	-	(.02)	(.09)
Net realized and unrealized gain (loss)	(10.09)	(7.22)	(3.86)
Total from investment operations	(10.09)	(7.24)	(3.95)
Distributions from net investment income	(.04)	(.03)	(.05)
Distributions from net realized gain	-	(2.82)	(5.97)
Total distributions	(.04)	(2.85)	(6.02)
Redemption fees added to paid in capitalE	-	-	-
Net asset value, end of period	$ 23.21	$ 33.34	$ 43.43
Total Return B,C,D	(30.30)%	(17.87)%	(8.88)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.93%	.91% A
Expenses net of voluntary waivers, if any	.93%	.93%	.91% A
Expenses net of all reductions	.87%	.90%	.90% A
Net investment income (loss)	(.01)%	(.06)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 238,543	$ 191,475	$ 57,095
Portfolio turnover rate	90%	105%	103%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 31.05
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	(7.84)
Total from investment operations	(7.85)
Redemption fees added to paid in capitalE	-
Net asset value, end of period	$ 23.20
Total Return B,C,D	(25.28)%
Ratios to Average Net Assets G
Expenses before expense reductions	.96% A
Expenses net of voluntary waivers, if any	.96% A
Expenses net of all reductions	.90% A
Net investment income (loss)	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 210
Portfolio turnover rate	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: High Income Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: High Income - Service Class 2	3.30%	-6.22%	3.35%
ML US High Yield Master II	-1.89%	0.52%	6.05%
Variable Annuity High Current Yield Funds Average	-0.69%	-1.12%	5.10%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch US High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

This fund includes high yielding, lower rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: High Income Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the ML US High Yield Master II Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Mark Notkin, Portfolio Manager of High Income Portfolio

Q. How did the fund perform, Mark?

A. Despite a mostly difficult environment for high-yield investing, the fund generated a positive return and outperformed its benchmark. For the 12-month period that ended December 31, 2002, the fund's benchmark, the Merrill Lynch US High Yield Master II Index, lost 1.89%. In addition, the fund outperformed a substantial majority of its peers, as measured by the Lipper Inc. variable annuity high current yield funds average, which fell 0.69%.

Q. How do you explain the fund's outperformance?

A. Most of the fund's strong relative performance stemmed from successful picks in the telecommunications sector. In particular, the fund benefited from a handful of good performers in the wireless communications industry, including Nextel Communications and AT&T Wireless. The fund also was helped by underweighting certain poor performers relative to the index, including companies weighed down by accounting problems, such as WorldCom, and Qwest.

Q. What was your fund management strategy during the year?

A. I continued to follow the same overall security selection approach I've always followed. My goal was to pick those companies with strong fundamentals whose securities were trading at attractive prices. At the same time, I sought to control the overall amount of risk in the portfolio. To control risk, I kept the fund's sector weightings reasonably close to those in the Merrill Lynch index, moderately overweighting or underweighting sectors when I had conviction about how I thought individual companies in those sectors would perform. During the past year, this approach led us to an overweighted position in fundamentally strong wireless communications companies. It also led us to de-emphasize companies in the utilities sector, especially those in the unregulated power industry; these businesses were hurt by an environment in which energy supply outstripped demand.

Q. What were some of the securities that helped fund performance?

A. As I mentioned earlier, Nextel and AT&T Wireless were two very successful investments. Nextel's focus on business customers, its unique product offering and its smart financial management helped boost the price of the company's bonds. AT&T Wireless, meanwhile, had a reasonably solid balance sheet with only modest leverage compared to its competitors. The company's bonds were relatively cheap because of general unease about the telecommunications sector; my decision to buy the bonds at an attractive price helped the fund's return during the period. The fund also benefited from owning less of WorldCom, one of the year's most notorious companies, than the benchmark did. After WorldCom declared bankruptcy, however, I added to our position in the company's bonds because I thought that there was unrecognized value in its customer base and worldwide communications network. This decision had a positive impact on the fund's performance.

Q. Did any of the fund's investments hurt the fund?

A. Yes - for example, NTL, a U.K.-based cable company. NTL, as with many other of its British competitors, was too aggressive in taking on debt, and the company's financial troubles weighed heavily on its bonds. Another cable business, Charter Communications, also dragged down the fund's results. The firm, along with the rest of the U.S. cable industry, was hurt by weaker-than-expected earnings and increasing competition from satellite television providers. Accounting irregularities further hurt Charter's performance. Finally, my investment in IXC Communications, which was bought by Broadwing (formerly Cincinnati Bell) during the period, was a disappointment. Broadwing encountered a difficult environment for its core communications businesses and was weighed down by an increasing amount of debt.

Q. What's your outlook, Mark?

A. I anticipate a favorable environment for high-yield investing. Yield spreads - the difference in available yields - between Treasuries and high-yield bonds are still at historically wide levels. With Treasury yields low, investors may begin looking to the high-yield market for attractive opportunities. Another positive sign is that the corporate debt default rate has been declining; this historically has been a very bullish sign for high-yield performance. Finally, many companies have been reducing debt and looking to improve their credit profile - a situation that can only benefit investors. In this environment, I will continue to select what I believe are the best high-yield opportunities for the fund while managing the portfolio's overall risk. If my outlook gradually becomes more favorable, I expect to carefully and selectively take on increasing amounts of risk to take advantage of improving market conditions.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: high current income, while also considering growth of capital, by normally investing primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities

Start date: September 19, 1985

Size: as of December 31, 2002, more than
$1.4 billion

Manager: Mark Notkin, since 2001; joined Fidelity in 1994

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investment Summary

Top Five Holdings as of December 31, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	4.3
EchoStar DBS Corp.	2.8
Allied Waste North America, Inc.	1.9
American Color Graphics, Inc.	1.5
Williams Companies, Inc.	1.4
11.9
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Telecommunications	14.8
Energy	10.4
Electric Utilities	9.1
Gaming	6.0
Healthcare	5.5
Quality Diversification (% of fund's net assets)
% of fund's net assets
AAA, AA, A	0.3%
BBB	5.5%
BB	30.1%
B	42.8%
CCC, CC, C	10.9%
Not Rated	1.3%
Equities	3.2%
Short-Term Investments and Net Other Assets	5.9%
We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Corporate Bonds - 89.1%
	Principal Amount	Value (Note 1)
Convertible Bonds - 3.5%
Cable TV - 0.2%
EchoStar Communications Corp. 4.875% 1/1/07 (e)	$ 3,425,000	$ 3,048,250
Healthcare - 0.7%
Total Renal Care Holdings:
7% 5/15/09 (e)	1,370,000	1,362,294
7% 5/15/09	9,030,000	8,979,206
		10,341,500
Technology - 1.9%
Celestica, Inc. liquid yield option note 0% 8/1/20	29,885,000	13,709,744
Sanmina-SCI Corp. 0% 9/12/20	18,435,000	7,512,263
Solectron Corp. liquid yield option note:
0% 5/8/20	1,479,000	905,888
0% 11/20/20	8,380,000	4,127,150
		26,255,045
Telecommunications - 0.7%
Nextel Communications, Inc. 5.25% 1/15/10	14,161,000	10,178,927
TOTAL CONVERTIBLE BONDS		49,823,722
Nonconvertible Bonds - 85.6%
Aerospace - 1.4%
Alliant Techsystems, Inc. 8.5% 5/15/11	10,955,000	11,831,400
BE Aerospace, Inc.:
8.875% 5/1/11	4,940,000	3,606,200
9.5% 11/1/08	490,000	377,300
L-3 Communications Corp.:
8% 8/1/08	90,000	93,375
8.5% 5/15/08	350,000	364,000
Transdigm, Inc. 10.375% 12/1/08	4,105,000	4,125,525
		20,397,800
Air Transportation - 1.4%
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	1,480,000	1,080,400
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18	2,426,549	1,577,257
6.9% 1/2/17	895,387	582,002
Delta Air Lines, Inc.:
8.3% 12/15/29	6,105,000	3,357,750
8.54% 1/2/07	817,295	612,971
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	750,000	749,225
7.779% 11/18/05	1,295,000	1,036,000

	Principal Amount	Value (Note 1)
7.92% 5/18/12	$ 3,945,000	$ 3,289,622
10.06% 1/2/16	1,260,000	1,008,000
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	1,519,700	1,301,350
7.248% 7/2/14	2,152,479	1,076,240
7.575% 3/1/19	1,207,364	1,146,996
7.691% 4/1/17	240,000	192,000
7.95% 9/1/16	209,581	167,665
8.304% 9/1/10	1,958,194	1,370,736
U.S. Airways pass thru trust certificates 6.85% 7/30/19	1,141,539	913,231
		19,461,445
Automotive - 1.6%
ArvinMeritor, Inc. 8.75% 3/1/12	5,510,000	5,647,750
Cummins, Inc. 9.5% 12/1/10 (e)	1,710,000	1,812,600
Dana Corp. 10.125% 3/15/10	5,760,000	5,817,600
Dura Operating Corp. 8.625% 4/15/12	2,280,000	2,302,800
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (e)	2,240,000	1,568,000
Lear Corp.:
7.96% 5/15/05	920,000	938,400
8.11% 5/15/09	4,000,000	4,220,000
Stoneridge, Inc. 11.5% 5/1/12	160,000	152,800
		22,459,950
Broadcasting - 2.1%
Chancellor Media Corp. 8% 11/1/08	5,530,000	5,972,400
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	3,125,000	3,281,250
Nextmedia Operating, Inc. 10.75% 7/1/11	3,990,000	4,189,500
Radio One, Inc. 8.875% 7/1/11	15,400,000	16,516,500
		29,959,650
Building Materials - 0.1%
American Standard, Inc. 7.375% 2/1/08	1,180,000	1,227,200
Cable TV - 5.0%
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	7,220,000	3,176,800
9.625% 11/15/09	660,000	290,400
10% 4/1/09	3,050,000	1,342,000
10% 5/15/11	15,385,000	6,923,250
10.75% 10/1/09	2,440,000	1,073,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.: - continued
11.125% 1/15/11	$ 5,670,000	$ 2,494,800
CSC Holdings, Inc. 7.625% 4/1/11	12,870,000	12,129,975
Diamond Cable Communications PLC yankee 13.25% 9/30/04 (c)	6,435,000	579,150
EchoStar DBS Corp.:
9.125% 1/15/09	6,400,000	6,704,000
9.375% 2/1/09	16,285,000	17,099,250
International Cabletel, Inc. 11.5% 2/1/06 (c)	25,540,000	2,809,400
NTL Communications Corp.:
0% 10/1/08 (c)(d)	935,000	84,150
11.5% 10/1/08 (c)	4,490,000	404,100
NTL, Inc.:
0% 4/1/08 (c)(d)	2,025,000	202,500
10% 2/15/07 (c)	1,650,000	181,500
PanAmSat Corp.:
6.125% 1/15/05	2,340,000	2,281,500
6.375% 1/15/08	3,540,000	3,398,400
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (d)	16,665,000	5,249,475
12.375% 8/1/06	1,410,000	747,300
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	320,000	57,600
11.25% 11/1/08 (c)	3,240,000	583,200
Telewest PLC yankee:
9.625% 10/1/06 (c)	7,980,000	1,436,400
11% 10/1/07 (c)	15,900,000	2,941,500
		72,190,250
Capital Goods - 1.4%
AGCO Corp. 9.5% 5/1/08	1,020,000	1,101,600
Kansas City Southern Railway Co.:
7.5% 6/15/09	10,260,000	10,773,000
9.5% 10/1/08	590,000	647,525
Tyco International Group SA:
6.125% 11/1/08	195,000	182,325
yankee 6.375% 10/15/11	7,810,000	7,302,350
		20,006,800
Chemicals - 1.4%
Huntsman International LLC 9.875% 3/1/09	6,830,000	7,000,750

	Principal Amount	Value (Note 1)
Lyondell Chemical Co.:
9.5% 12/15/08	$ 2,480,000	$ 2,256,800
9.5% 12/15/08 (e)	2,880,000	2,721,600
9.625% 5/1/07	2,355,000	2,243,138
9.875% 5/1/07	1,775,000	1,704,000
11.125% 7/15/12	1,375,000	1,340,625
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(e)	5,580,000	3,013,200
		20,280,113
Consumer Products - 1.4%
Revlon Consumer Products Corp. 12% 12/1/05	13,655,000	13,108,800
The Hockey Co. 11.25% 4/15/09	7,215,000	7,359,300
		20,468,100
Containers - 2.7%
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (e)	3,655,000	3,764,650
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (e)	3,510,000	3,553,875
8.875% 2/15/09	7,155,000	7,369,650
Owens-Illinois, Inc.:
7.15% 5/15/05	7,300,000	7,062,750
7.35% 5/15/08	440,000	407,000
7.5% 5/15/10	640,000	590,400
7.8% 5/15/18	480,000	398,400
7.85% 5/15/04	2,510,000	2,453,525
8.1% 5/15/07	6,000,000	5,820,000
Sealed Air Corp.:
6.95% 5/15/09 (e)	5,355,000	5,569,200
8.75% 7/1/08 (e)	1,305,000	1,448,550
		38,438,000
Diversified Media - 2.3%
Corus Entertainment, Inc. 8.75% 3/1/12	8,910,000	9,444,600
Entravision Communications Corp. 8.125% 3/15/09	7,890,000	8,284,500
Lamar Media Corp.:
7.25% 1/1/13 (e)	1,650,000	1,670,625
8.625% 9/15/07	3,435,000	3,593,869
9.625% 12/1/06	1,970,000	2,038,950
LBI Media, Inc. 10.125% 7/15/12 (e)	5,015,000	5,240,675
Penton Media, Inc. 11.875% 10/1/07	3,220,000	2,672,600
		32,945,819
Electric Utilities - 8.7%
AES Corp.:
8.75% 6/15/08	970,000	572,300
8.875% 2/15/11	2,510,000	1,455,800
9.5% 6/1/09	280,000	168,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Electric Utilities - continued
AES Drax Holdings Ltd. 10.41% 12/31/20	$ 8,195,000	$ 4,589,200
CMS Energy Corp.:
7.5% 1/15/09	6,745,000	5,766,975
8.5% 4/15/11	4,645,000	4,041,150
8.9% 7/15/08	1,015,000	862,750
9.875% 10/15/07	8,685,000	7,903,350
Edison International 6.875% 9/15/04	8,085,000	7,559,475
Illinois Power Co. 11.5% 12/15/10 (e)	3,310,000	3,194,150
Nevada Power Co. 10.875% 10/15/09 (e)	2,395,000	2,395,000
Noram Energy Corp. 6.5% 2/1/08	1,745,000	1,465,800
Oncor Electric Delivery Co. 7% 9/1/22 (e)	10,680,000	9,958,096
Pacific Gas & Electric Co.:
6.25% 8/1/03	3,625,000	3,588,750
6.25% 3/1/04	2,875,000	2,831,875
8.375% 5/1/25	1,390,000	1,341,350
9.625% 11/1/05 (e)	7,790,000	7,634,200
Reliant Energy Resources Corp.:
7.75% 2/15/11	1,725,000	1,449,000
8.125% 7/15/05	9,715,000	8,953,218
Sierra Pacific Power Co. 8% 6/1/08	2,615,000	2,458,100
Southern California Edison Co.:
7.125% 7/15/25	330,000	306,075
7.25% 3/1/26	1,020,000	946,050
7.625% 1/15/10	4,530,000	4,258,200
8.95% 11/3/03	7,340,000	7,266,600
TECO Energy, Inc. 10.5% 12/1/07 (e)	5,455,000	5,345,900
Texas Utilities Co. 6.375% 1/1/08	1,440,000	1,288,800
The Coastal Corp. 6.95% 6/1/28	245,000	156,800
TXU Corp. 6.375% 6/15/06	8,165,000	7,470,975
Western Resources, Inc.:
6.875% 8/1/04	2,555,000	2,350,600
7.875% 5/1/07	10,480,000	10,637,200
9.75% 5/1/07	7,425,000	6,831,000
		125,046,739

	Principal Amount	Value (Note 1)
Energy - 10.4%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	$ 6,060,000	$ 6,287,250
Chesapeake Energy Corp.:
8.125% 4/1/11	9,645,000	9,934,350
8.375% 11/1/08	1,940,000	1,998,200
CMS Panhandle Holding Co. 6.5% 7/15/09	3,420,000	3,283,200
DI Industries, Inc. 8.875% 7/1/07	3,720,000	3,813,000
El Paso Corp.:
7% 5/15/11	3,900,000	2,652,000
7.875% 6/15/12 (e)	5,590,000	3,913,000
El Paso Energy Corp.:
6.75% 5/15/09	2,475,000	1,707,750
7.375% 12/15/12	175,000	117,250
8.05% 10/15/30	910,000	564,200
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	4,615,000	4,245,800
10.625% 12/1/12 (e)	1,370,000	1,404,250
Encore Acquisition Co. 8.375% 6/15/12 (e)	4,325,000	4,498,000
Forest Oil Corp. 8% 12/15/11	3,450,000	3,631,125
Grant Prideco, Inc.:
9% 12/15/09 (e)	930,000	971,850
9.625% 12/1/07	3,220,000	3,413,200
Key Energy Services, Inc. 8.375% 3/1/08	1,700,000	1,780,750
Luscar Coal Ltd. 9.75% 10/15/11	3,770,000	4,052,750
Northwest Pipeline Corp. 6.625% 12/1/07	1,655,000	1,539,150
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	485,000	436,500
8.25% 4/1/10	1,555,000	1,500,575
Plains All American Pipeline LP 7.75% 10/15/12 (e)	2,470,000	2,556,450
Plains Exploration & Production Co. LP 8.75% 7/1/12 (e)	7,725,000	7,995,375
SESI LLC 8.875% 5/15/11	390,000	397,800
Southern Natural Gas Co.:
7.35% 2/15/31	8,335,000	6,959,725
8% 3/1/32	165,000	144,375
Teekay Shipping Corp. 8.875% 7/15/11	16,795,000	17,214,875
Tennessee Gas Pipeline Co.:
7% 10/15/28	670,000	515,900
7.5% 4/1/17	325,000	271,375
8.375% 6/15/32	975,000	848,250
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Energy - continued
The Coastal Corp.:
6.2% 5/15/04	$ 1,660,000	$ 1,427,600
6.5% 5/15/06	2,565,000	2,077,650
7.5% 8/15/06	1,530,000	1,254,600
7.75% 6/15/10	5,300,000	4,160,500
7.75% 10/15/35	2,715,000	1,791,900
Transcontinental Gas Pipe Line:
6.125% 1/15/05	2,220,000	2,064,600
6.25% 1/15/08	6,310,000	5,615,900
7% 8/15/11	1,740,000	1,583,400
8.875% 7/15/12 (e)	1,490,000	1,490,000
Vintage Petroleum, Inc. 8.25% 5/1/12	8,145,000	8,430,075
Williams Companies, Inc.:
6.625% 11/15/04	3,490,000	2,600,050
6.75% 1/15/06	4,260,000	2,960,700
7.125% 9/1/11	13,480,000	8,829,400
7.625% 7/15/19	2,425,000	1,527,750
8.125% 3/15/12 (e)	6,145,000	4,178,600
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	990,000	688,050
		149,329,050
Entertainment/Film - 1.7%
AMC Entertainment, Inc.:
9.5% 3/15/09	4,915,000	4,841,275
9.5% 2/1/11	3,685,000	3,629,725
Cinemark USA, Inc. 8.5% 8/1/08	8,515,000	8,089,250
Regal Cinemas Corp. 9.375% 2/1/12	7,620,000	8,077,200
		24,637,450
Environmental - 1.9%
Allied Waste North America, Inc.:
7.625% 1/1/06	5,310,000	5,310,000
7.875% 1/1/09	2,553,000	2,533,853
8.5% 12/1/08	9,090,000	9,180,900
8.875% 4/1/08	3,080,000	3,141,600
9.25% 9/1/12 (e)	7,180,000	7,251,800
		27,418,153
Food and Drug Retail - 0.4%
Rite Aid Corp.:
6.125% 12/15/08 (e)	3,615,000	2,675,100
6.875% 8/15/13	1,440,000	1,022,400

	Principal Amount	Value (Note 1)
7.125% 1/15/07	$ 1,475,000	$ 1,224,250
7.7% 2/15/27	350,000	220,500
		5,142,250
Food/Beverage/Tobacco - 2.3%
Chiquita Brands International, Inc. 10.56% 3/15/09	5,465,000	5,574,300
Corn Products International, Inc.:
8.25% 7/15/07	7,235,000	7,271,175
8.45% 8/15/09	685,000	690,138
Dean Foods Co.:
6.625% 5/15/09	220,000	217,800
6.9% 10/15/17	4,680,000	4,258,800
8.15% 8/1/07	6,205,000	6,499,738
Del Monte Corp. 8.625% 12/15/12 (e)	4,470,000	4,559,400
Dole Food Co., Inc. 7.25% 5/1/09	3,760,000	3,609,600
Michael Foods, Inc. 11.75% 4/1/11	330,000	366,300
		33,047,251
Gaming - 6.0%
Chukchansi Economic Development Authority 14.5% 6/15/09 (e)	2,735,000	2,748,675
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	5,233,000	5,586,228
Horseshoe Gaming LLC 8.625% 5/15/09	13,569,000	14,315,295
International Game Technology 8.375% 5/15/09	3,550,000	3,922,750
MGM Mirage, Inc. 8.5% 9/15/10	2,030,000	2,233,000
Mirage Resorts, Inc.:
6.625% 2/1/05	930,000	957,780
7.25% 10/15/06	230,000	242,727
Penn National Gaming, Inc. 8.875% 3/15/10	9,945,000	10,143,900
Station Casinos, Inc. 8.375% 2/15/08	13,745,000	14,569,700
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	13,555,000	13,859,988
Wheeling Island Gaming, Inc. 10.125% 12/15/09	5,555,000	5,568,888
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	11,805,000	11,864,025
		86,012,956
Healthcare - 4.4%
aaiPharma, Inc. 11% 4/1/10	3,960,000	3,960,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Healthcare - continued
ALARIS Medical Systems, Inc. 11.625% 12/1/06	$ 7,010,000	$ 7,886,250
Alderwoods Group, Inc. 11% 1/2/07	5,014,900	5,002,363
AmerisourceBergen Corp. 8.125% 9/1/08	1,620,000	1,725,300
Biovail Corp. yankee 7.875% 4/1/10	8,945,000	8,989,725
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	610,000	585,600
HCA, Inc. 6.3% 10/1/12	6,500,000	6,532,500
PacifiCare Health Systems, Inc. 10.75% 6/1/09	5,330,000	5,689,775
Senior Housing Properties Trust 8.625% 1/15/12	5,900,000	5,811,500
Stewart Enterprises, Inc. 10.75% 7/1/08	3,250,000	3,591,250
Tenet Healthcare Corp.:
5% 7/1/07	2,520,000	2,293,200
5.375% 11/15/06	635,000	577,850
6.375% 12/1/11	1,415,000	1,301,800
6.5% 6/1/12	1,875,000	1,734,375
Triad Hospitals, Inc. 8.75% 5/1/09	7,020,000	7,511,400
		63,192,888
Homebuilding/Real Estate - 2.3%
Beazer Homes USA, Inc. 8.625% 5/15/11	7,515,000	7,740,450
Champion Home Builders Co. 11.25% 4/15/07	1,695,000	1,415,325
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	6,245,000	6,447,963
D.R. Horton, Inc.:
7.875% 8/15/11	1,470,000	1,433,250
8% 2/1/09	3,630,000	3,630,000
Del Webb Corp. 9.375% 5/1/09	2,000,000	2,100,000
Lennar Corp. 9.95% 5/1/10	3,040,000	3,328,800
Ryland Group, Inc. 9.125% 6/15/11	5,000,000	5,300,000
Standard Pacific Corp. 9.25% 4/15/12	2,295,000	2,226,150
		33,621,938
Hotels - 1.0%
Hilton Hotels Corp.:
7.625% 12/1/12	3,630,000	3,611,850

	Principal Amount	Value (Note 1)
8.25% 2/15/11	$ 5,530,000	$ 5,723,550
KSL Recreation Group, Inc. 10.25% 5/1/07	5,000,000	5,100,000
		14,435,400
Leisure - 0.9%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	11,000,000	11,440,000
Hollywood Entertainment Corp. 9.625% 3/15/11	1,630,000	1,646,300
		13,086,300
Metals/Mining - 1.8%
Compass Minerals Group, Inc. 10% 8/15/11	4,800,000	5,256,000
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	8,520,000	8,307,000
7.5% 11/15/06	3,540,000	3,256,800
P&L Coal Holdings Corp. 8.875% 5/15/08	3,430,000	3,601,500
Phelps Dodge Corp.:
8.75% 6/1/11	345,000	357,075
9.5% 6/1/31	5,230,000	5,308,450
		26,086,825
Paper - 1.3%
Fort James Corp. 6.875% 9/15/07	940,000	883,600
Georgia-Pacific Corp.:
7.5% 5/15/06	360,000	338,400
8.125% 5/15/11	1,170,000	1,099,800
Packaging Corp. of America 9.625% 4/1/09	4,000,000	4,320,000
Riverwood International Corp. 10.625% 8/1/07	3,270,000	3,368,100
Stone Container Corp.:
8.375% 7/1/12	3,350,000	3,437,938
9.75% 2/1/11	4,525,000	4,841,750
World Color Press, Inc. 8.375% 11/15/08	350,000	355,250
		18,644,838
Publishing/Printing - 3.1%
American Color Graphics, Inc. 12.75% 8/1/05	21,340,000	21,126,600
American Media Operations, Inc. 10.25% 5/1/09	5,170,000	5,338,025
R. H. Donnelley Finance Corp. I 10.875% 12/15/12 (e)	3,070,000	3,346,300
World Color Press, Inc. 7.75% 2/15/09	4,855,000	4,855,000
Yell Finance BV 10.75% 8/1/11	9,065,000	9,971,500
		44,637,425
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Railroad - 1.3%
TFM SA de CV yankee:
10.25% 6/15/07	$ 4,670,000	$ 4,389,800
11.75% 6/15/09	15,055,000	14,829,175
		19,218,975
Restaurants - 1.5%
Domino's, Inc. 10.375% 1/15/09	5,130,000	5,540,400
Tricon Global Restaurants, Inc. 8.875% 4/15/11	15,230,000	16,524,550
		22,064,950
Services - 0.4%
Iron Mountain, Inc.:
8.25% 7/1/11	520,000	535,600
8.625% 4/1/13	95,000	99,275
JohnsonDiversey, Inc. 9.625% 5/15/12 (e)	4,845,000	5,087,250
Pierce Leahy Command Co. yankee 8.125% 5/15/08	475,000	485,688
		6,207,813
Shipping - 0.3%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	2,310,000	1,778,700
10.25% 11/15/06	4,980,000	3,137,400
		4,916,100
Steels - 0.1%
Steel Dynamics, Inc. 9.5% 3/15/09	655,000	687,750
Technology - 2.1%
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	960,000	979,200
Fairchild Semiconductor Corp. 10.5% 2/1/09	1,840,000	1,996,400
Fisher Scientific International, Inc.:
8.125% 5/1/12	3,940,000	4,058,200
9% 2/1/08	475,000	495,188
Flextronics International Ltd. yankee 9.875% 7/1/10	6,730,000	7,268,400
Micron Technology, Inc. 6.5% 9/30/05 (g)	10,000,000	8,650,000
Sanmina-SCI Corp. 10.375% 1/15/10 (e)	3,320,000	3,353,200
Seagate Technology HDD Holdings 8% 5/15/09 (e)	3,850,000	3,927,000
		30,727,588

	Principal Amount	Value (Note 1)
Telecommunications - 12.4%
American Tower Corp. 9.375% 2/1/09	$ 3,215,000	$ 2,539,850
AT&T Wireless Services, Inc. 7.875% 3/1/11	7,475,000	7,512,375
Crown Castle International Corp.:
9.375% 8/1/11	9,200,000	7,544,000
9.5% 8/1/11	700,000	563,500
10.75% 8/1/11	2,835,000	2,466,450
EchoStar DBS Corp. 10.375% 10/1/07	14,995,000	16,044,650
Millicom International Cellular SA yankee 13.5% 6/1/06	4,250,000	2,040,000
Nextel Communications, Inc.:
9.375% 11/15/09	14,700,000	13,303,500
9.5% 2/1/11	13,740,000	12,366,000
12% 11/1/08	2,495,000	2,445,100
Orange PLC yankee 9% 6/1/09	9,700,000	10,185,000
Orbital Imaging Corp.:
11.625% 3/1/05 (c)	7,110,000	1,350,900
11.625% 3/1/05 (c)	3,680,000	699,200
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	670,000	619,750
PTC International Finance BV yankee 10.75% 7/1/07	1,580,000	1,643,200
PTC International Finance II SA yankee 11.25% 12/1/09	11,000,000	11,660,000
Qwest Capital Funding, Inc.:
5.875% 8/3/04	3,325,000	2,859,500
7% 8/3/09	3,095,000	2,073,650
7.25% 2/15/11	8,195,000	5,408,700
7.625% 8/3/21	1,160,000	678,600
7.75% 8/15/06	3,020,000	2,174,400
7.9% 8/15/10	2,730,000	1,829,100
Qwest Corp.:
8.875% 3/15/12 (e)	9,550,000	9,263,500
8.875% 3/15/12 (e)	5,295,000	5,136,150
Rogers Cantel, Inc. yankee 9.375% 6/1/08	3,060,000	2,876,400
Rogers Wireless, Inc. 9.625% 5/1/11	9,175,000	8,670,375
Satelites Mexicanos SA de CV 5.88% 6/30/04 (e)(f)	10,493,000	7,869,750
TeleCorp PCS, Inc. 0% 4/15/09 (d)	2,723,000	2,546,005
Tritel PCS, Inc. 0% 5/15/09 (d)	4,815,000	4,502,025
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Telecommunications - continued
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	$ 7,065,000	$ 5,652,000
6.375% 7/15/08	1,735,000	1,110,400
6.5% 11/15/18	1,125,000	596,250
6.875% 7/15/28	13,080,000	7,455,600
U.S. West Communications 7.2% 11/1/04	4,315,000	4,099,250
WorldCom, Inc.:
7.5% 5/15/11 (c)	36,095,000	8,301,850
8.25% 5/15/31 (c)	9,885,000	2,273,550
		178,360,530
Textiles & Apparel - 0.5%
Levi Strauss & Co. 12.25% 12/15/12 (e)	7,280,000	7,170,800
TOTAL NONCONVERTIBLE BONDS		1,231,529,096
TOTAL CORPORATE BONDS (Cost $1,304,295,827)		1,281,352,818
Commercial Mortgage Securities - 0.8%

Commercial Mortgage Asset Trust Series 1999-C1 Class F, 6.25% 1/17/32 (e)	4,750,000	3,857,149
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.9833% 4/25/21 (e)(f)	882,128	785,094
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.3028% 11/18/31 (e)(f)	4,500,000	4,491,035
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (e)	2,553,000	2,087,477
Structured Asset Securities Corp. Series 1994-C1 Class F, 6.87% 8/25/26	588,127	588,127
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $9,973,161)		11,808,882
Common Stocks - 0.5%
	Shares
Capital Goods - 0.0%
Tokheim Corp. (a)	135,835	6,792

	Shares	Value (Note 1)
Diversified Financial Services - 0.0%
Delta Financial Corp. warrants 12/21/10 (a)	14,310	$ 143
Delta Funding Residual Exchange Co. LLC Class A (membership interest) (a)	1,350	243,000
Delta Funding Residual Management, Inc. (a)	1,350	14
ECM Corp. LP (e)	3,000	258,000
		501,157
Healthcare - 0.0%
Mariner Health Care, Inc. (a)	9,583	60,373
Mariner Health Care, Inc. warrants 5/1/04 (a)	9,049	48,865
Wright Medical Technology, Inc. warrants 6/30/03 (a)	3,212	32
		109,270
Homebuilding/Real Estate - 0.4%
Swerdlow Real Estate Group LLC	159,600	5,660,453
Hotels - 0.0%
MOA Hospitality, Inc.	3,000	12,000
Technology - 0.0%
Ampex Corp. Class A (a)	9,600	0
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Class B	48,889	941,113
TOTAL COMMON STOCKS (Cost $23,687,242)		7,230,785
Nonconvertible Preferred Stocks - 2.7%

Diversified Financial Services - 0.6%
American Annuity Group Capital Trust II $88.75	8,910	9,206,703
Delta Financial Corp. Series A, $10.00	1,350	27,000
		9,233,703
Healthcare - 0.4%
Fresenius Medical Care Capital Trust II $78.75	5,260	5,242,248
Technology - 0.0%
Ampex Corp. 8% non-cumulative (redeemable preferred)	314	244,920
Telecommunications - 1.7%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	15,265	1,373,850
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	649	616,550
Series E, $111.25 pay-in-kind	25,523	22,460,229
		24,450,629
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $48,070,838)		39,171,500
Floating Rate Loans - 1.0%
	Principal Amount	Value (Note 1)
Diversified Financial Services - 0.6%
Olympus Cable Holdings LLC:
Tranche A term loan 0% 6/30/10 (f)	$ 5,500,000	$ 4,345,000
Tranche B term loan 6.25% 9/30/10 (f)	5,000,000	4,050,000
		8,395,000
Electric Utilities - 0.4%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (f)	3,260,000	3,455,600
Sierra Pacific Power Co. term loan 10.5% 10/31/05 (f)	2,800,000	2,779,000
		6,234,600
TOTAL FLOATING RATE LOANS (Cost $14,437,812)		14,629,600
Money Market Funds - 4.2%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $60,973,681)	60,973,681	60,973,681
Cash Equivalents - 0.2%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.09%, dated 12/31/02 due 1/2/03) (Cost $2,226,000)	$ 2,226,134	2,226,000
TOTAL INVESTMENT PORTFOLIO - 98.5% (Cost $1,463,664,561)		1,417,393,266
NET OTHER ASSETS - 1.5%		21,157,216
NET ASSETS - 100%		$ 1,438,550,482
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $164,176,070 or 11.4% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 10/7/99	$ 7,794,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,300,064,470 and $1,245,208,977, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,675 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,650,000 or 0.6% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $17,936,000. The weighted average interest rate was 1.51%. At period end there were no interfund loans outstanding.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.2%
Canada	3.4
Mexico	2.1
Luxembourg	1.4
Marshall Islands	1.2
United Kingdom	1.1
Bahamas (Nassau)	1.0
Others (individually less than 1%)	1.6
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $14,629,600 or 1.0% of net assets.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $1,317,999,000 of which $78,331,000, $378,633,000, $772,554,000 and $88,481,000 will expire on December 31, 2007, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $2,226,000) (cost $1,463,664,561) - See accompanying schedule		$ 1,417,393,266
Receivable for investments sold		3,072,184
Receivable for fund shares sold		4,309,771
Dividends receivable		415,946
Interest receivable		29,023,858
Total assets		1,454,215,025

Liabilities
Payable to custodian bank	$ 58,946
Payable for investments purchased	13,416,670
Payable for fund shares redeemed	1,270,613
Accrued management fee	690,389
Distribution fees payable	27,991
Other payables and accrued expenses	199,934
Total liabilities		15,664,543

Net Assets		$ 1,438,550,482
Net Assets consist of:
Paid in capital		$ 2,671,603,867
Undistributed net investment income		174,309,747
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,361,092,036)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(46,271,096)
Net Assets		$ 1,438,550,482
Initial Class: Net Asset Value, offering price and redemption price per share ($1,145,562,290 ÷ 193,043,593 shares)		$ 5.93

Service Class: Net Asset Value, offering price and redemption price per share ($260,488,955 ÷ 44,102,888 shares)		$ 5.91

Service Class 2: Net Asset Value, offering price and redemption price per share ($32,499,237 ÷ 5,539,955 shares)		$ 5.87

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 5,428,806
Interest		127,427,485
Total income		132,856,291

Expenses
Management fee	$ 7,993,698
Transfer agent fees	982,279
Distribution fees	290,573
Accounting fees and expenses	429,973
Non-interested trustees' compensation	4,979
Custodian fees and expenses	46,313
Audit	45,724
Legal	14,993
Interest	7,517
Miscellaneous	111,919
Total expenses before reductions	9,927,968
Expense reductions	(9,219)	9,918,749
Net investment income (loss)		122,937,542
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(134,391,326)
Foreign currency transactions	(76)
Total net realized gain (loss)		(134,391,402)
Change in net unrealized appreciation (depreciation) on: Investment securities	61,338,512
Assets and liabilities in foreign currencies	274
Total change in net unrealized appreciation (depreciation)		61,338,786
Net gain (loss)		(73,052,616)
Net increase (decrease) in net assets resulting from operations		$ 49,884,926

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 122,937,542	$ 195,916,081
Net realized gain (loss)	(134,391,402)	(848,680,562)
Change in net unrealized appreciation (depreciation)	61,338,786	459,973,759
Net increase (decrease) in net assets resulting from operations	49,884,926	(192,790,722)
Distributions to shareholders from net investment income	(146,986,706)	(225,311,206)
Share transactions - net increase (decrease)	83,855,103	170,357,427
Total increase (decrease) in net assets	(13,246,677)	(247,744,501)

Net Assets
Beginning of period	1,451,797,159	1,699,541,660
End of period (including undistributed net investment income of $174,309,747 and undistributed net investment income of $265,180,350, respectively)	$ 1,438,550,482	$ 1,451,797,159
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	161,830,537	33,051,621	6,046,991
Reinvested	21,420,774	4,185,869	334,655
Redeemed	(177,635,347)	(29,816,724)	(3,438,673)
Net increase (decrease)	5,615,964	7,420,766	2,942,973
Dollars
Sold	$ 928,948,274	$ 187,453,912	$ 33,996,291
Reinvested	121,455,787	23,650,162	1,880,757
Redeemed	(1,024,045,741)	(170,105,252)	(19,379,087)
Net increase (decrease)	$ 26,358,320	$ 40,998,822	$ 16,497,961

Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	144,472,534	28,397,679	2,198,430
Reinvested	24,517,471	3,882,761	94,413
Redeemed	(160,943,304)	(23,505,039)	(278,883)
Net increase (decrease)	8,046,701	8,775,401	2,013,960
Dollars
Sold	$ 1,039,766,530	$ 203,316,935	$ 15,105,054
Reinvested	193,933,192	30,634,983	743,031
Redeemed	(1,145,326,697)	(165,986,997)	(1,828,604)
Net increase (decrease)	$ 88,373,025	$ 67,964,921	$ 14,019,481

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 121,455,786	$ 23,650,162	$ 1,880,758
From net realized gain	-	-	-
Total	$ 121,455,786	$ 23,650,162	$ 1,880,758

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 193,933,192	$ 30,634,983	$ 743,031
From net realized gain	-	-	-
Total	$ 193,933,192	$ 30,634,983	$ 743,031

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 6.41	$ 8.18	$ 11.32	$ 11.53	$ 13.58
Income from Investment Operations
Net investment income (loss) C	.513	.849 E	1.123	1.095	1.111
Net realized and unrealized gain (loss)	(.323)	(1.619) E	(3.513)	(.195)	(1.591)
Total from investment operations	.190	(.770)	(2.390)	.900	(.480)
Distributions from net investment income	(.670)	(1.000)	(.750)	(1.075)	(.970)
Distributions from net realized gain	-	-	-	(.030)	(.600)
Distributions in excess of net realized gain	-	-	-	(.005)	-
Total distributions	(.670)	(1.000)	(.750)	(1.110)	(1.570)
Net asset value, end of period	$ 5.93	$ 6.41	$ 8.18	$ 11.32	$ 11.53
Total Return A,B	3.44%	(11.73)%	(22.54)%	8.25%	(4.33)%
Ratios to Average Net Assets D
Expenses before expense reductions	.70%	.71%	.68%	.69%	.70%
Expenses net of voluntary waivers, if any	.70%	.71%	.68%	.69%	.70%
Expenses net of all reductions	.70%	.70%	.68%	.69%	.70%
Net investment income (loss)	8.95%	12.08% E	11.38%	9.80%	9.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,145,562	$ 1,201,085	$ 1,467,250	$ 2,257,610	$ 2,348,954
Portfolio turnover rate	96%	138%	68%	82%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 6.38	$ 8.15	$ 11.29	$ 11.52	$ 13.57
Income from Investment Operations
Net investment income (loss) C	.505	.833 E	1.102	1.074	1.082
Net realized and unrealized gain (loss)	(.305)	(1.613) E	(3.502)	(.194)	(1.562)
Total from investment operations	.200	(.780)	(2.400)	.880	(.480)
Distributions from net investment income	(.670)	(.990)	(.740)	(1.075)	(.970)
Distributions from net realized gain	-	-	-	(.030)	(.600)
Distributions in excess of net realized gain	-	-	-	(.005)	-
Total distributions	(.670)	(.990)	(.740)	(1.110)	(1.570)
Net asset value, end of period	$ 5.91	$ 6.38	$ 8.15	$ 11.29	$ 11.52
Total Return A,B	3.62%	(11.90)%	(22.68)%	8.08%	(4.34)%
Ratios to Average Net Assets D
Expenses before expense reductions	.80%	.81%	.78%	.79%	.82%
Expenses net of voluntary waivers, if any	.80%	.81%	.78%	.79%	.82%
Expenses net of all reductions	.80%	.81%	.78%	.79%	.82%
Net investment income (loss)	8.85%	11.97% E	11.28%	9.69%	9.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 260,489	$ 234,204	$ 227,549	$ 253,972	$ 129,587
Portfolio turnover rate	96%	138%	68%	82%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.36	$ 8.13	$ 11.14
Income from Investment Operations
Net investment income (loss) E	.489	.788 H	.936
Net realized and unrealized gain (loss)	(.309)	(1.568) H	(3.206)
Total from investment operations	.180	(.780)	(2.270)
Distributions from net investment income	(.670)	(.990)	(.740)
Net asset value, end of period	$ 5.87	$ 6.36	$ 8.13
Total Return B,C,D	3.30%	(11.93)%	(21.83)%
Ratios to Average Net Assets G
Expenses before expense reductions	.97%	.98%	1.01% A
Expenses net of voluntary waivers, if any	.97%	.98%	1.01% A
Expenses net of all reductions	.97%	.98%	1.01% A
Net investment income (loss)	8.68%	11.81% H	11.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,499	$ 16,508	$ 4,742
Portfolio turnover rate	96%	138%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Index 500 - Service Class 2	-22.45%	-0.99%	8.96%
S&P 500®	-22.10%	-0.59%	9.34%
Variable Annuity S&P 500 Index Objective Funds Average	-22.43%	-0.86%	9.01%
Variable Annuity S&P 500 Index Classification Funds Average	-22.43%	-0.86%	9.01%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Jacques Perold became Portfolio Manager of Index 500 Portfolio on January 13, 2003.

Q. How did the fund perform, Jacques?

A. For the 12-month period that ended December 31, 2002, the fund's performance closely tracked that of its benchmark, the Standard & Poor's 500 Index, which lost 22.10%. The fund's results also were in line with its Lipper Inc. peer group, the variable annuity S&P 500 index objective funds average which fell 22.43% during the same time frame.

Q. How would you describe the stock market environment in 2002?

A. When the year began, analysts noted that the stock market, which lost ground in 2000 and 2001, hadn't fallen in three straight years since 1939-1941. Yet a third straight decline for the market is exactly what happened in 2002. The decline was surprisingly broad-based, with so-called blue chips such as Intel and Home Depot losing more than half their value during 2002. In fact, a number of formerly successful stocks - including Palm, Sapient and WorldCom - were dropped from the S&P 500 index because of their shrinking market value. Stocks fell for a variety of reasons. The economy, though no longer in recession, continued to struggle despite historically low interest rates and still-robust consumer spending. Questionable accounting practices of numerous companies came to light, with WorldCom being the most notable example. WorldCom drove itself into bankruptcy, a status it shared with companies such as Kmart, US Airways, United Airlines and others struggling to survive in the difficult economic environment. Finally, world events helped depress stock prices, as investors grew increasingly concerned about the potential for war in Iraq. Despite these negative influences, the fourth quarter was a significant bright spot for the market, which rose 8% between October and December.

Q. Which stocks most helped index returns?

A. In an environment where the broader market moved sharply lower, few stocks in the S&P 500 enjoyed positive results. Many of those that did were in the banking sector. For example, the index was boosted by Bank of America, Wells Fargo and Wachovia. Companies such as these, with substantial consumer banking operations, benefited from continued low interest rates, which encouraged homeowners to refinance existing mortgages. In the pharmaceutical industry, Pharmacia was another positive performer. The market responded very favorably when the company announced its pending acquisition by competitor Pfizer. Household products maker Procter & Gamble also contributed to fund results, thanks to its steady earnings despite the uncertain investing environment. Two other stocks - Boston Scientific and Newmont Mining - substantially helped results during 2002, despite representing just a very small portion of the index. Boston Scientific, which makes medical supplies for minimally invasive surgeries, benefited greatly from receiving regulatory approval for a popular coronary stent system. Newmont Mining, the world's largest gold mining company, performed well as investors prized gold as a potential hedge against market declines.

Q. Can you give examples of stocks that dragged down performance?

A. Pfizer, a leading pharmaceutical company, had a negative impact on overall results. Pfizer's stock price, ironically, was hurt when the company announced its intended acquisition of Pharmacia, the same company I cited earlier as benefiting from the merger announcement. Investors believed that Pharmacia was getting the better half of the deal. A number of leading technology companies - including Intel, Microsoft and IBM - all declined, as investor sentiment about tech stocks remained bleak for the majority of the year. AOL Time Warner also was a big disappointment. Besides being hard hit by the continued slowdown in advertising spending, the company also faced nagging questions about its financial statements. Tyco International was another poor performer; it suffered first from accounting questions, then from a corporate governance scandal involving its former CEO. The biggest detractor from fund performance, however, was General Electric. As with many other conglomerates in 2002, investors developed concerns about the complexity of the company's accounting statements and whether that complexity could be used to mask financial troubles.

Q. What's your outlook, Jacques?

A. Many of the same analysts who stressed that the market hadn't fallen in three straight years since 1941 are now pointing out that it's been 71 years since the market last declined in four consecutive years. But as recent events prove, it's impossible to predict what will happen in the market - especially over the short term. Whether stocks will recover next week, next month or next year, I can't say. But I'm comforted by the market's long-term track record, which, despite many stops and starts, has been steadily upward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide returns that correspond to those of the S&P 500 index

Start date: August 27, 1992

Size: as of December 31, 2002, more than
$2.5 billion

Manager: Jacques Perold, since January 2003; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investment Summary

Top Ten Stocks as of December 31, 2002
% of fund's net assets
Microsoft Corp.	3.4
General Electric Co.	2.9
Exxon Mobil Corp.	2.9
Wal-Mart Stores, Inc.	2.7
Pfizer, Inc.	2.3
Citigroup, Inc.	2.2
Johnson & Johnson	2.0
American International Group, Inc.	1.8
International Business Machines Corp.	1.6
Merck & Co., Inc.	1.6
23.4
Market Sectors as of December 31, 2002
% of fund's net assets
Financials	20.4
Health Care	14.8
Information Technology	14.2
Consumer Discretionary	13.3
Industrials	11.5
Consumer Staples	9.4
Energy	6.0
Telecommunication Services	4.2
Materials	2.8
Utilities	2.8

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.3%
Auto Components - 0.2%
Cooper Tire & Rubber Co.	22,593	$ 346,577
Dana Corp.	45,608	536,350
Delphi Corp.	172,509	1,388,697
Goodyear Tire & Rubber Co.	55,641	378,915
Johnson Controls, Inc.	27,397	2,196,417
Visteon Corp.	40,161	279,521
		5,126,477
Automobiles - 0.6%
Ford Motor Co.	564,748	5,252,156
General Motors Corp.	176,409	6,502,436
Harley-Davidson, Inc.	93,769	4,332,128
		16,086,720
Distributors - 0.1%
Genuine Parts Co.	53,878	1,659,442
Hotels, Restaurants & Leisure - 1.0%
Carnival Corp.	182,540	4,554,373
Darden Restaurants, Inc.	53,226	1,088,472
Harrah's Entertainment, Inc. (a)	34,317	1,358,953
Hilton Hotels Corp.	115,599	1,469,263
International Game Technology (a)	26,895	2,041,868
Marriott International, Inc. Class A	74,646	2,453,614
McDonald's Corp.	395,825	6,364,866
Starbucks Corp. (a)	120,562	2,457,054
Starwood Hotels & Resorts Worldwide, Inc. unit	61,285	1,454,906
Wendy's International, Inc.	35,993	974,331
Yum! Brands, Inc. (a)	92,252	2,234,343
		26,452,043
Household Durables - 0.5%
American Greetings Corp. Class A	20,229	319,618
Black & Decker Corp.	24,759	1,061,914
Centex Corp.	19,246	966,149
Fortune Brands, Inc.	46,255	2,151,320
KB Home	15,598	668,374
Leggett & Platt, Inc.	60,784	1,363,993
Maytag Corp.	24,065	685,853
Newell Rubbermaid, Inc.	82,282	2,495,613
Pulte Homes, Inc.	19,132	915,849
Snap-On, Inc.	17,943	504,378
The Stanley Works	26,253	907,829
Tupperware Corp.	18,052	272,224
Whirlpool Corp.	21,126	1,103,200
		13,416,314
Internet & Catalog Retail - 0.3%
eBay, Inc. (a)	95,300	6,463,246
Leisure Equipment & Products - 0.3%
Brunswick Corp.	27,760	551,314
Eastman Kodak Co.	90,435	3,168,842

	Shares	Value (Note 1)
Hasbro, Inc.	53,474	$ 617,625
Mattel, Inc.	135,412	2,593,140
		6,930,921
Media - 4.0%
AOL Time Warner, Inc. (a)	1,376,239	18,028,731
Clear Channel Communications, Inc. (a)	188,945	7,045,759
Comcast Corp. Class A (a)	712,522	16,794,144
Dow Jones & Co., Inc.	26,007	1,124,283
Gannett Co., Inc.	83,991	6,030,554
Interpublic Group of Companies, Inc.	119,686	1,685,179
Knight-Ridder, Inc.	25,763	1,629,510
McGraw-Hill Companies, Inc.	60,136	3,634,620
Meredith Corp.	15,254	627,092
Omnicom Group, Inc.	58,479	3,777,743
The New York Times Co. Class A	46,934	2,146,292
TMP Worldwide, Inc. (a)	35,360	399,922
Tribune Co.	93,621	4,256,011
Univision Communications, Inc. Class A (a)	68,676	1,682,562
Viacom, Inc. Class B (non-vtg.) (a)	547,870	22,331,181
Walt Disney Co.	642,617	10,481,083
		101,674,666
Multiline Retail - 3.9%
Big Lots, Inc. (a)	35,910	475,089
Costco Wholesale Corp. (a)	140,485	3,942,009
Dillard's, Inc. Class A	25,862	410,171
Dollar General Corp.	102,633	1,226,464
Family Dollar Stores, Inc.	53,213	1,660,778
Federated Department Stores, Inc. (a)	61,836	1,778,403
JCPenney Co., Inc.	82,061	1,888,224
Kohl's Corp. (a)	104,156	5,827,528
Nordstrom, Inc.	43,881	832,423
Sears, Roebuck & Co.	104,927	2,513,002
Target Corp.	280,894	8,426,820
The May Department Stores Co.	88,517	2,034,121
Wal-Mart Stores, Inc.	1,369,750	69,186,073
		100,201,105
Specialty Retail - 2.1%
AutoZone, Inc. (a)	32,458	2,293,158
Bed Bath & Beyond, Inc. (a)	90,086	3,110,670
Best Buy Co., Inc. (a)	99,102	2,393,313
Circuit City Stores, Inc. - Circuit City Group	64,891	481,491
Gap, Inc.	273,339	4,242,221
Home Depot, Inc.	732,766	17,557,073
Limited Brands, Inc.	152,713	2,127,292
Lowe's Companies, Inc.	241,102	9,041,325
Office Depot, Inc. (a)	95,333	1,407,115
RadioShack Corp.	52,864	990,671
Sherwin-Williams Co.	47,012	1,328,089
Staples, Inc. (a)	144,152	2,637,982
Tiffany & Co., Inc.	44,872	1,072,890
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	169,036	$ 3,299,583
Toys 'R' Us, Inc. (a)	64,841	648,410
		52,631,283
Textiles Apparel & Luxury Goods - 0.3%
Jones Apparel Group, Inc. (a)	39,767	1,409,342
Liz Claiborne, Inc.	33,000	978,450
NIKE, Inc. Class B	82,612	3,673,756
Reebok International Ltd. (a)	18,625	547,575
VF Corp.	33,821	1,219,247
		7,828,370
TOTAL CONSUMER DISCRETIONARY		338,470,587
CONSUMER STAPLES - 9.4%
Beverages - 3.0%
Adolph Coors Co. Class B	11,343	694,759
Anheuser-Busch Companies, Inc.	269,060	13,022,504
Brown-Forman Corp. Class B (non-vtg.)	21,203	1,385,828
Coca-Cola Enterprises, Inc.	139,243	3,024,358
Pepsi Bottling Group, Inc.	88,520	2,274,964
PepsiCo, Inc.	535,910	22,626,120
The Coca-Cola Co.	770,344	33,756,474
		76,785,007
Food & Drug Retailing - 1.2%
Albertson's, Inc.	124,999	2,782,478
CVS Corp.	121,152	3,025,165
Kroger Co. (a)	242,199	3,741,975
Safeway, Inc. (a)	143,263	3,346,624
SUPERVALU, Inc.	41,644	687,542
Sysco Corp.	205,910	6,134,059
Walgreen Co.	317,331	9,262,892
Winn-Dixie Stores, Inc.	43,205	660,172
		29,640,907
Food Products - 1.4%
Archer-Daniels-Midland Co.	202,352	2,509,165
Campbell Soup Co.	127,361	2,989,163
ConAgra Foods, Inc.	166,780	4,171,168
Del Monte Foods Co. (a)	363	2,795
General Mills, Inc.	114,208	5,362,066
H.J. Heinz Co.	109,006	3,583,027
Hershey Foods Corp.	42,417	2,860,602
Kellogg Co.	127,277	4,361,783
Sara Lee Corp.	243,508	5,481,365
Wm. Wrigley Jr. Co.	69,952	3,838,966
		35,160,100
Household Products - 2.1%
Clorox Co.	70,962	2,927,183
Colgate-Palmolive Co.	167,449	8,779,351

	Shares	Value (Note 1)
Kimberly-Clark Corp.	159,393	$ 7,566,386
Procter & Gamble Co.	402,736	34,611,132
		53,884,052
Personal Products - 0.6%
Alberto-Culver Co. Class B	17,940	904,176
Avon Products, Inc.	72,617	3,911,878
Gillette Co.	335,008	10,170,843
		14,986,897
Tobacco - 1.1%
Philip Morris Companies, Inc.	641,925	26,017,220
RJ Reynolds Tobacco Holdings, Inc.	28,700	1,208,557
UST, Inc.	54,474	1,821,066
		29,046,843
TOTAL CONSUMER STAPLES		239,503,806
ENERGY - 6.0%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	104,054	3,349,498
BJ Services Co. (a)	48,600	1,570,266
Halliburton Co.	134,877	2,523,549
Nabors Industries Ltd. (a)	44,717	1,577,169
Noble Corp. (a)	41,560	1,460,834
Rowan Companies, Inc.	29,301	665,133
Schlumberger Ltd. (NY Shares)	181,190	7,626,287
Transocean, Inc.	98,670	2,289,144
		21,061,880
Oil & Gas - 5.2%
Amerada Hess Corp.	28,054	1,544,373
Anadarko Petroleum Corp.	77,603	3,717,184
Apache Corp.	45,048	2,567,286
Ashland, Inc.	21,775	621,241
Burlington Resources, Inc.	62,958	2,685,159
ChevronTexaco Corp.	331,918	22,065,909
ConocoPhillips	210,385	10,180,530
Devon Energy Corp.	49,010	2,249,559
EOG Resources, Inc.	36,601	1,461,112
Exxon Mobil Corp.	2,088,070	72,957,166
Kerr-McGee Corp.	31,610	1,400,323
Marathon Oil Corp.	97,768	2,081,481
Occidental Petroleum Corp.	117,605	3,345,862
Sunoco, Inc.	24,783	822,300
Unocal Corp.	80,742	2,469,090
		130,168,575
TOTAL ENERGY		151,230,455
FINANCIALS - 20.4%
Banks - 7.4%
AmSouth Bancorp.	110,646	2,124,403
Bank of America Corp.	464,598	32,322,083
Bank of New York Co., Inc.	223,432	5,353,431
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Bank One Corp.	370,123	$ 13,527,996
BB&T Corp.	146,953	5,435,791
Charter One Financial, Inc.	70,844	2,035,348
Comerica, Inc.	53,913	2,331,198
Fifth Third Bancorp	184,144	10,781,631
First Tennessee National Corp.	39,200	1,408,848
FleetBoston Financial Corp.	322,298	7,831,841
Golden West Financial Corp., Delaware	48,353	3,472,229
Huntington Bancshares, Inc.	74,503	1,393,951
KeyCorp	131,446	3,304,552
Marshall & Ilsley Corp.	65,000	1,779,700
Mellon Financial Corp.	134,026	3,499,419
National City Corp.	187,995	5,136,023
North Fork Bancorp, Inc. New York	50,500	1,703,870
Northern Trust Corp.	68,397	2,397,315
PNC Financial Services Group, Inc.	87,423	3,663,024
Regions Financial Corp.	68,264	2,277,287
SouthTrust Corp.	106,968	2,658,155
SunTrust Banks, Inc.	87,733	4,993,762
Synovus Financial Corp.	91,565	1,776,361
U.S. Bancorp, Delaware	599,419	12,719,671
Union Planters Corp.	61,841	1,740,206
Wachovia Corp.	422,210	15,385,332
Washington Mutual, Inc.	300,905	10,390,250
Wells Fargo & Co.	524,610	24,588,471
Zions Bancorp	28,400	1,117,512
		187,149,660
Diversified Financials - 7.8%
American Express Co.	412,113	14,568,195
Bear Stearns Companies, Inc.	30,759	1,827,085
Capital One Financial Corp.	68,450	2,034,334
Charles Schwab Corp.	424,254	4,603,156
Citigroup, Inc.	1,593,848	56,087,511
Countrywide Credit Industries, Inc.	38,770	2,002,471
Fannie Mae	310,231	19,957,160
Franklin Resources, Inc.	80,888	2,756,663
Freddie Mac	215,702	12,737,203
Goldman Sachs Group, Inc.	149,500	10,180,950
Household International, Inc.	146,988	4,087,736
J.P. Morgan Chase & Co.	624,679	14,992,296
Lehman Brothers Holdings, Inc.	75,736	4,035,971
MBNA Corp.	396,030	7,532,491
Merrill Lynch & Co., Inc.	268,758	10,199,366
Moody's Corp.	48,449	2,000,459
Morgan Stanley	343,222	13,701,422
Principal Financial Group, Inc.	106,500	3,208,845
Providian Financial Corp. (a)	89,326	579,726
SLM Corp.	47,894	4,974,271
State Street Corp.	99,834	3,893,526

	Shares	Value (Note 1)
Stilwell Financial, Inc.	69,519	$ 908,613
T. Rowe Price Group, Inc.	38,280	1,044,278
		197,913,728
Insurance - 4.8%
ACE Ltd.	81,200	2,382,408
AFLAC, Inc.	158,874	4,785,285
Allstate Corp.	218,290	8,074,547
AMBAC Financial Group, Inc.	32,887	1,849,565
American International Group, Inc.	809,736	46,843,228
Aon Corp.	94,048	1,776,567
Cincinnati Financial Corp.	50,269	1,887,601
Hartford Financial Services Group, Inc.	76,553	3,477,803
Jefferson-Pilot Corp.	45,888	1,748,792
John Hancock Financial Services, Inc.	90,367	2,521,239
Lincoln National Corp.	56,564	1,786,291
Loews Corp.	57,645	2,562,897
Marsh & McLennan Companies, Inc.	166,066	7,673,910
MBIA, Inc.	45,616	2,000,718
MetLife, Inc.	215,528	5,827,877
MGIC Investment Corp.	32,067	1,324,367
Progressive Corp.	67,180	3,334,143
Prudential Financial, Inc.	178,200	5,656,068
SAFECO Corp.	41,776	1,448,374
St. Paul Companies, Inc.	69,490	2,366,135
The Chubb Corp.	53,069	2,770,202
Torchmark Corp.	36,633	1,338,203
Travelers Property Casualty Corp. Class B (a)	308,667	4,521,972
UnumProvident Corp.	74,152	1,300,626
XL Capital Ltd. Class A	42,000	3,244,500
		122,503,318
Real Estate - 0.4%
Equity Office Properties Trust	137,700	3,439,746
Equity Residential (SBI)	87,800	2,158,124
Plum Creek Timber Co., Inc.	57,700	1,361,720
Simon Property Group, Inc.	49,600	1,689,872
		8,649,462
TOTAL FINANCIALS		516,216,168
HEALTH CARE - 14.8%
Biotechnology - 1.1%
Amgen, Inc. (a)	399,380	19,306,029
Biogen, Inc. (a)	45,973	1,841,678
Chiron Corp. (a)	61,819	2,324,394
Genzyme Corp. - General Division (a)	66,300	1,960,491
MedImmune, Inc. (a)	77,484	2,105,240
		27,537,832
Health Care Equipment & Supplies - 1.8%
Applera Corp. - Applied Biosystems Group	65,704	1,152,448
Bausch & Lomb, Inc.	17,027	612,972
Baxter International, Inc.	192,556	5,391,568
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Becton, Dickinson & Co.	80,060	$ 2,457,041
Biomet, Inc.	82,088	2,352,642
Boston Scientific Corp. (a)	126,469	5,377,462
C.R. Bard, Inc.	16,172	937,976
Guidant Corp. (a)	95,270	2,939,080
Medtronic, Inc.	376,778	17,181,077
St. Jude Medical, Inc. (a)	55,244	2,194,292
Stryker Corp.	61,505	4,128,216
Zimmer Holdings, Inc. (a)	60,757	2,522,631
		47,247,405
Health Care Providers & Services - 1.8%
Aetna, Inc.	50,565	2,079,233
AmerisourceBergen Corp.	32,831	1,783,052
Anthem, Inc. (a)	43,660	2,746,214
Cardinal Health, Inc.	139,524	8,258,426
CIGNA Corp.	49,532	2,036,756
HCA, Inc.	160,433	6,657,970
Health Management Associates, Inc. Class A	74,400	1,331,760
HealthSouth Corp. (a)	127,827	536,873
Humana, Inc. (a)	54,155	541,550
IMS Health, Inc.	88,674	1,418,784
Manor Care, Inc. (a)	31,519	586,569
McKesson Corp.	89,919	2,430,511
Quest Diagnostics, Inc. (a)	29,030	1,651,807
Quintiles Transnational Corp. (a)	37,279	451,076
Tenet Healthcare Corp. (a)	150,783	2,472,841
UnitedHealth Group, Inc.	93,915	7,841,903
Wellpoint Health Networks, Inc. (a)	44,970	3,200,065
		46,025,390
Pharmaceuticals - 10.1%
Abbott Laboratories	483,898	19,355,920
Allergan, Inc.	40,084	2,309,640
Bristol-Myers Squibb Co.	599,572	13,880,092
Eli Lilly & Co.	348,047	22,100,985
Forest Laboratories, Inc. (a)	55,411	5,442,468
Johnson & Johnson	922,954	49,571,859
King Pharmaceuticals, Inc. (a)	75,079	1,290,608
Merck & Co., Inc.	697,373	39,478,286
Pfizer, Inc.	1,930,176	59,005,480
Pharmacia Corp.	391,811	16,377,700
Schering-Plough Corp.	461,207	10,238,795
Watson Pharmaceuticals, Inc. (a)	33,714	953,095
Wyeth	410,208	15,341,779
		255,346,707
TOTAL HEALTH CARE		376,157,334

	Shares	Value (Note 1)
INDUSTRIALS - 11.5%
Aerospace & Defense - 1.9%
Boeing Co.	259,936	$ 8,575,289
General Dynamics Corp.	62,472	4,958,403
Goodrich Corp.	34,718	636,034
Honeywell International, Inc.	253,548	6,085,152
Lockheed Martin Corp.	140,835	8,133,221
Northrop Grumman Corp.	56,118	5,443,446
Raytheon Co.	124,432	3,826,284
Rockwell Collins, Inc.	56,648	1,317,632
United Technologies Corp.	147,662	9,146,184
		48,121,645
Air Freight & Logistics - 1.1%
FedEx Corp.	92,574	5,019,362
Ryder System, Inc.	20,734	465,271
United Parcel Service, Inc. Class B	346,700	21,869,836
		27,354,469
Airlines - 0.2%
AMR Corp. (a)	47,999	316,793
Delta Air Lines, Inc.	38,094	460,937
Southwest Airlines Co.	239,473	3,328,675
		4,106,405
Building Products - 0.2%
American Standard Companies, Inc. (a)	22,100	1,572,194
Masco Corp.	154,203	3,245,973
		4,818,167
Commercial Services & Supplies - 1.9%
Allied Waste Industries, Inc. (a)	59,699	596,990
Apollo Group, Inc. Class A (a)	54,700	2,406,800
Automatic Data Processing, Inc.	185,828	7,293,749
Avery Dennison Corp.	34,227	2,090,585
Cendant Corp. (a)	321,617	3,370,546
Cintas Corp.	53,365	2,441,449
Concord EFS, Inc. (a)	158,570	2,495,892
Convergys Corp. (a)	54,339	823,236
Deluxe Corp.	19,272	811,351
Equifax, Inc.	44,975	1,040,722
First Data Corp.	235,200	8,328,432
Fiserv, Inc. (a)	59,896	2,033,469
H&R Block, Inc.	55,846	2,245,009
Paychex, Inc.	116,955	3,263,045
Pitney Bowes, Inc.	74,328	2,427,552
R.R. Donnelley & Sons Co.	34,909	759,969
Robert Half International, Inc. (a)	56,076	903,384
Sabre Holdings Corp. Class A (a)	43,434	786,590
Waste Management, Inc.	200,259	4,589,936
		48,708,706
Construction & Engineering - 0.0%
Fluor Corp.	25,416	711,648
McDermott International, Inc. (a)	19,847	86,930
		798,578
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - 0.4%
American Power Conversion Corp. (a)	60,531	$ 917,045
Cooper Industries Ltd. Class A	28,851	1,051,619
Emerson Electric Co.	130,627	6,642,383
Power-One, Inc. (a)	24,539	139,136
Rockwell Automation, Inc.	57,448	1,189,748
Thomas & Betts Corp. (a)	17,997	304,149
		10,244,080
Industrial Conglomerates - 4.0%
3M Co.	120,975	14,916,218
General Electric Co.	3,087,118	75,171,323
Textron, Inc.	42,688	1,835,157
Tyco International Ltd.	617,930	10,554,244
		102,476,942
Machinery - 1.2%
Caterpillar, Inc.	106,679	4,877,364
Crane Co.	18,326	365,237
Cummins, Inc.	12,720	357,814
Danaher Corp.	49,300	3,239,010
Deere & Co.	73,858	3,386,389
Dover Corp.	62,545	1,823,812
Eaton Corp.	21,775	1,700,845
Illinois Tool Works, Inc.	94,773	6,146,977
Ingersoll-Rand Co. Ltd. Class A	51,987	2,238,560
ITT Industries, Inc.	28,317	1,718,559
Navistar International Corp. (a)	18,602	452,215
PACCAR, Inc.	35,747	1,649,009
Pall Corp.	37,676	628,436
Parker Hannifin Corp.	36,204	1,670,091
		30,254,318
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	118,510	3,082,445
CSX Corp.	66,507	1,882,813
Norfolk Southern Corp.	121,165	2,422,088
Union Pacific Corp.	78,649	4,708,716
		12,096,062
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	28,613	1,475,000
TOTAL INDUSTRIALS		290,454,372
INFORMATION TECHNOLOGY - 14.2%
Communications Equipment - 2.0%
ADC Telecommunications, Inc. (a)	251,317	525,253
Andrew Corp. (a)	29,420	302,438
Avaya, Inc. (a)	82,982	203,306
CIENA Corp. (a)	154,200	792,588
Cisco Systems, Inc. (a)	2,242,018	29,370,436
Comverse Technology, Inc. (a)	57,432	575,469
Corning, Inc. (a)	292,259	967,377
JDS Uniphase Corp. (a)	418,061	1,032,611

	Shares	Value (Note 1)
Lucent Technologies, Inc. (a)	1,054,097	$ 1,328,162
Motorola, Inc.	723,924	6,261,943
QUALCOMM, Inc. (a)	240,913	8,766,824
Scientific-Atlanta, Inc.	48,076	570,181
Tellabs, Inc. (a)	126,351	918,572
		51,615,160
Computers & Peripherals - 3.6%
Apple Computer, Inc. (a)	112,216	1,608,055
Dell Computer Corp. (a)	805,958	21,551,317
EMC Corp. (a)	685,733	4,210,401
Gateway, Inc. (a)	100,460	315,444
Hewlett-Packard Co.	952,365	16,533,056
International Business Machines Corp.	524,058	40,614,495
Lexmark International, Inc. Class A (a)	39,362	2,381,401
NCR Corp. (a)	30,552	725,304
Network Appliance, Inc. (a)	105,414	1,054,140
Sun Microsystems, Inc. (a)	1,000,933	3,112,902
		92,106,515
Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc. (a)	143,384	2,575,177
Jabil Circuit, Inc. (a)	60,729	1,088,264
Millipore Corp.	14,935	507,790
Molex, Inc.	59,950	1,381,248
PerkinElmer, Inc.	38,400	316,800
Sanmina-SCI Corp. (a)	161,099	723,335
Solectron Corp. (a)	253,022	898,228
Symbol Technologies, Inc.	72,590	596,690
Tektronix, Inc. (a)	27,419	498,752
Thermo Electron Corp. (a)	52,207	1,050,405
Waters Corp. (a)	41,100	895,158
		10,531,847
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	186,792	3,054,049
IT Consulting & Services - 0.3%
Computer Sciences Corp. (a)	53,569	1,845,452
Electronic Data Systems Corp.	149,562	2,756,428
SunGard Data Systems, Inc. (a)	88,100	2,075,636
Unisys Corp. (a)	100,434	994,297
		7,671,813
Office Electronics - 0.1%
Xerox Corp. (a)	228,163	1,836,712
Semiconductor Equipment & Products - 2.8%
Advanced Micro Devices, Inc. (a)	105,091	678,888
Agere Systems, Inc. Class A (a)	1	1
Altera Corp. (a)	117,267	1,445,902
Analog Devices, Inc. (a)	112,527	2,686,019
Applied Materials, Inc. (a)	508,750	6,629,013
Applied Micro Circuits Corp. (a)	92,488	341,281
Broadcom Corp. Class A (a)	83,440	1,256,606
Intel Corp.	2,066,897	32,181,586
KLA-Tencor Corp. (a)	61,856	2,187,847
Linear Technology Corp.	102,838	2,644,993
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
LSI Logic Corp. (a)	114,170	$ 658,761
Maxim Integrated Products, Inc.	99,507	3,287,711
Micron Technology, Inc. (a)	185,370	1,805,504
National Semiconductor Corp. (a)	55,502	833,085
Novellus Systems, Inc. (a)	44,587	1,252,003
NVIDIA Corp. (a)	46,500	535,215
PMC-Sierra, Inc. (a)	51,324	285,361
QLogic Corp. (a)	28,654	988,850
Teradyne, Inc. (a)	56,164	730,694
Texas Instruments, Inc.	536,530	8,053,315
Xilinx, Inc. (a)	103,652	2,135,231
		70,617,866
Software - 4.9%
Adobe Systems, Inc.	74,134	1,838,597
Autodesk, Inc.	35,838	512,483
BMC Software, Inc. (a)	74,754	1,279,041
Citrix Systems, Inc. (a)	55,018	677,822
Computer Associates International, Inc.	178,302	2,407,077
Compuware Corp. (a)	118,130	567,024
Electronic Arts, Inc. (a)	45,100	2,244,627
Intuit, Inc. (a)	65,145	3,056,603
Mercury Interactive Corp. (a)	26,302	779,854
Microsoft Corp. (a)	1,659,035	85,772,092
Novell, Inc. (a)	105,647	352,861
Oracle Corp. (a)	1,688,149	18,232,009
Parametric Technology Corp. (a)	84,820	213,746
PeopleSoft, Inc. (a)	96,562	1,767,085
Rational Software Corp. (a)	61,000	633,790
Siebel Systems, Inc. (a)	148,157	1,108,214
VERITAS Software Corp. (a)	126,723	1,979,413
		123,422,338
TOTAL INFORMATION TECHNOLOGY		360,856,300
MATERIALS - 2.8%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	70,769	3,025,375
Dow Chemical Co.	282,937	8,403,229
E.I. du Pont de Nemours & Co.	309,540	13,124,496
Eastman Chemical Co.	24,213	890,312
Ecolab, Inc.	40,384	1,999,008
Engelhard Corp.	40,623	907,924
Great Lakes Chemical Corp.	15,978	381,555
Hercules, Inc. (a)	34,938	307,454
International Flavors & Fragrances, Inc.	29,283	1,027,833
Monsanto Co.	81,606	1,570,916
PPG Industries, Inc.	52,718	2,643,808
Praxair, Inc.	50,290	2,905,253

	Shares	Value (Note 1)
Rohm & Haas Co.	68,882	$ 2,237,287
Sigma Aldrich Corp.	22,974	1,118,834
		40,543,284
Construction Materials - 0.0%
Vulcan Materials Co.	31,589	1,184,588
Containers & Packaging - 0.2%
Ball Corp.	17,922	917,427
Bemis Co., Inc.	16,554	821,575
Pactiv Corp. (a)	49,553	1,083,229
Sealed Air Corp.	26,365	983,415
Temple-Inland, Inc.	16,749	750,523
		4,556,169
Metals & Mining - 0.5%
Alcoa, Inc.	262,286	5,974,875
Allegheny Technologies, Inc.	25,837	160,965
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	46,349	777,736
Newmont Mining Corp. Holding Co.	124,126	3,603,378
Nucor Corp.	24,385	1,007,101
Phelps Dodge Corp. (a)	26,759	846,922
United States Steel Corp.	29,649	388,995
Worthington Industries, Inc.	27,091	412,867
		13,172,839
Paper & Forest Products - 0.5%
Boise Cascade Corp.	18,325	462,157
Georgia-Pacific Corp.	71,818	1,160,579
International Paper Co.	149,714	5,235,499
Louisiana-Pacific Corp. (a)	33,264	268,108
MeadWestvaco Corp.	62,331	1,540,199
Weyerhaeuser Co.	68,062	3,349,331
		12,015,873
TOTAL MATERIALS		71,472,753
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 3.8%
ALLTEL Corp.	96,861	4,939,911
AT&T Corp.	235,926	6,160,028
BellSouth Corp.	577,690	14,944,840
CenturyTel, Inc.	45,463	1,335,703
Citizens Communications Co.	89,018	939,140
Qwest Communications International, Inc. (a)	536,829	2,684,145
SBC Communications, Inc.	1,028,670	27,887,244
Sprint Corp. - FON Group	279,241	4,043,410
Verizon Communications, Inc.	847,119	32,825,861
		95,760,282
Wireless Telecommunication Services - 0.4%
AT&T Wireless Services, Inc. (a)	842,500	4,760,125
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. Class A (a)	298,876	$ 3,452,018
Sprint Corp. - PCS Group Series 1 (a)	312,296	1,367,856
		9,579,999
TOTAL TELECOMMUNICATION SERVICES		105,340,281
UTILITIES - 2.8%
Electric Utilities - 2.2%
Allegheny Energy, Inc.	39,757	300,563
Ameren Corp.	44,883	1,865,786
American Electric Power Co., Inc.	105,439	2,881,648
Centerpoint Energy, Inc.	95,239	809,532
Cinergy Corp.	52,028	1,754,384
CMS Energy Corp.	46,007	434,306
Consolidated Edison, Inc.	66,257	2,837,125
Constellation Energy Group, Inc.	51,490	1,432,452
Dominion Resources, Inc.	92,825	5,096,093
DTE Energy Co.	52,146	2,419,574
Edison International (a)	102,286	1,212,089
Entergy Corp.	69,550	3,170,785
Exelon Corp.	99,605	5,256,156
FirstEnergy Corp.	92,571	3,052,066
FPL Group, Inc.	55,118	3,314,245
PG&E Corp. (a)	121,980	1,695,522
Pinnacle West Capital Corp.	26,781	912,964
PPL Corp.	47,753	1,656,074
Progress Energy, Inc.	71,202	3,086,607
Public Service Enterprise Group, Inc.	65,990	2,118,279
Southern Co.	218,745	6,210,171
TECO Energy, Inc.	48,000	742,560
TXU Corp.	104,982	1,961,064
Xcel Energy, Inc.	121,651	1,338,161
		55,558,206
Gas Utilities - 0.3%
KeySpan Corp.	44,269	1,560,040
Kinder Morgan, Inc.	38,643	1,633,440
Nicor, Inc.	14,071	478,836
NiSource, Inc.	76,265	1,525,300
Peoples Energy Corp.	11,341	438,330
Sempra Energy	64,097	1,515,894
		7,151,840
Multi-Utilities & Unregulated Power - 0.3%
AES Corp. (a)	170,883	516,067
Calpine Corp. (a)	97,810	318,861
Duke Energy Corp.	271,527	5,305,638
Dynegy, Inc. Class A	92,641	109,316
El Paso Corp.	184,362	1,283,160

	Shares	Value (Note 1)
Mirant Corp. (a)	128,378	$ 242,634
Williams Companies, Inc.	133,018	359,149
		8,134,825
TOTAL UTILITIES		70,844,871
TOTAL COMMON STOCKS (Cost $2,346,052,174)		2,520,546,927
U.S. Treasury Obligations - 0.5%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.16% to 1.61% 1/2/03 to 3/20/03 (c) (Cost $12,494,839)	$ 12,518,000	12,496,845
Money Market Funds - 2.1%
	Shares
Deutsche Daily Assets Fund Institutional, 1.52% (b) (Cost $52,310,180)	52,310,180	52,310,180
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,410,857,193)		2,585,353,952
NET OTHER ASSETS - (2.0)%		(49,573,281)
NET ASSETS - 100%		$ 2,535,780,671
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
76 S&P 500 Index Contracts	March 2003	$ 16,699,100	$ (247,292)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,045,375.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $201,681,536 and $340,561,335, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,228 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $12,809,000. The weighted average interest rate was 2.16%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $178,357,000 of which $12,929,000, $42,621,000 and $122,807,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $49,925,163) (cost $2,410,857,193) - See accompanying schedule		$ 2,585,353,952
Cash		1,849
Receivable for investments sold		371,402
Receivable for fund shares sold		3,075,153
Dividends receivable		4,045,556
Receivable for daily variation on futures contracts		25,027
Receivable from investment adviser for expense reductions		72,653
Other receivables		58,037
Total assets		2,593,003,629

Liabilities
Payable for fund shares redeemed	$ 4,050,392
Accrued management fee	521,158
Distribution fees payable	7,384
Other payables and accrued expenses	333,844
Collateral on securities loaned, at value	52,310,180
Total liabilities		57,222,958

Net Assets		$ 2,535,780,671
Net Assets consist of:
Paid in capital		$ 2,501,318,318
Undistributed net investment income		39,666,152
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(179,453,266)
Net unrealized appreciation (depreciation) on investments		174,249,467
Net Assets		$ 2,535,780,671
Initial Class: Net Asset Value, offering price and redemption price per share ($2,497,251,849 ÷ 24,992,696 shares)		$ 99.92

Service Class: Net Asset Value, offering price and redemption price per share ($7,493,812 ÷ 75,137 shares)		$ 99.74

Service Class 2: Net Asset Value, offering price and redemption price per share ($31,035,010 ÷ 312,556 shares)		$ 99.29

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 47,156,647
Interest		356,422
Security lending		565,253
Total income		48,078,322

Expenses
Management fee	$ 7,113,992
Transfer agent fees	2,027,417
Distribution fees	69,474
Accounting and security lending fees	573,775
Non-interested trustees' compensation	10,181
Audit	47,653
Legal	15,596
Interest	4,613
Miscellaneous	107,816
Total expenses before reductions	9,970,517
Expense reductions	(1,603,945)	8,366,572
Net investment income (loss)		39,711,750
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(101,198,317)
Foreign currency transactions	(2,394)
Futures contracts	(3,617,732)
Total net realized gain (loss)		(104,818,443)
Change in net unrealized appreciation (depreciation) on: Investment securities	(705,307,670)
Futures contracts	(578,337)
Total change in net unrealized appreciation (depreciation)		(705,886,007)
Net gain (loss)		(810,704,450)
Net increase (decrease) in net assets resulting from operations		$ (770,992,700)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 39,711,750	$ 39,993,861
Net realized gain (loss)	(104,818,443)	(75,070,584)
Change in net unrealized appreciation (depreciation)	(705,886,007)	(470,213,066)
Net increase (decrease) in net assets resulting from operations	(770,992,700)	(505,289,789)
Distributions to shareholders from net investment income	(39,813,740)	(44,349,182)
Share transactions - net increase (decrease)	(151,386,548)	(101,528,167)
Total increase (decrease) in net assets	(962,192,988)	(651,167,138)

Net Assets
Beginning of period	3,497,973,659	4,149,140,797
End of period (including undistributed net investment income of $39,666,152 and undistributed net investment income of $39,763,829, respectively)	$ 2,535,780,671	$ 3,497,973,659
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	3,790,969	60,557	570,859
Reinvested	321,923	354	1,841
Redeemed	(5,838,189)	(11,000)	(409,561)
Net increase (decrease)	(1,725,297)	49,911	163,139

Dollars Sold	$ 431,128,827	$ 6,939,815	$ 60,711,481
Reinvested	39,545,037	43,491	225,252
Redeemed	(645,993,552)	(1,271,169)	(42,715,730)
Net increase (decrease)	$ (175,319,688)	$ 5,712,137	$ 18,221,003

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	6,184,955	25,891	260,463
Reinvested	292,574	6	464
Redeemed	(7,504,344)	(1,271)	(113,677)
Net increase (decrease)	(1,026,815)	24,626	147,250

Dollars Sold	$ 838,885,942	$ 3,293,163	$ 34,748,747
Reinvested	44,278,192	967	70,023
Redeemed	(1,008,036,633)	(160,944)	(14,607,624)
Net increase (decrease)	$ (124,872,499)	$ 3,133,186	$ 20,211,146

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 39,544,997	$ 43,491	$ 225,252
From net realized gain	-	-	-
Total	$ 39,544,997	$ 43,491	$ 225,252

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 44,278,192	$ 967	$ 70,023
From net realized gain	-	-	-
Total	$ 44,278,192	$ 967	$ 70,023

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 130.08	$ 149.53	$ 167.41	$ 141.24	$ 114.40
Income from Investment Operations
Net investment income (loss) C	1.51	1.48	1.51	1.64	1.65
Net realized and unrealized gain (loss)	(30.18)	(19.34)	(16.99)	26.88	29.70
Total from investment operations	(28.67)	(17.86)	(15.48)	28.52	31.35
Distributions from net investment income	(1.49)	(1.59)	(1.67)	(1.40)	(1.36)
Distributions from net realized gain	-	-	(.73)	(.95)	(3.15)
Total distributions	(1.49)	(1.59)	(2.40)	(2.35)	(4.51)
Net asset value, end of period	$ 99.92	$ 130.08	$ 149.53	$ 167.41	$ 141.24
Total Return A, B	(22.25)%	(12.09)%	(9.30)%	20.52%	28.31%
Ratios to Average Net Assets D
Expenses before expense reductions	.33%	.35%	.33%	.34%	.35%
Expenses net of voluntary waivers, if any	.28%	.28%	.28%	.28%	.28%
Expenses net of all reductions	.28%	.28%	.28%	.28%	.28%
Net investment income (loss)	1.34%	1.09%	.94%	1.09%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,497,252	$ 3,475,357	$ 4,148,728	$ 5,538,735	$ 3,772,068
Portfolio turnover rate	7%	9%	10%	8%	4%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 129.94	$ 149.46	$ 166.69
Income from Investment Operations
Net investment income (loss) E	1.34	1.24	.65
Net realized and unrealized gain (loss)	(30.07)	(19.23)	(17.88)
Total from investment operations	(28.73)	(17.99)	(17.23)
Distributions from net investment income	(1.47)	(1.53)	-
Net asset value, end of period	$ 99.74	$ 129.94	$ 149.46
Total Return B, C, D	(22.32)%	(12.18)%	(10.34)%
Ratios to Average Net Assets G
Expenses before expense reductions	.47%	.56%	.43% A
Expenses net of voluntary waivers, if any	.38%	.38%	.38% A
Expenses net of all reductions	.38%	.38%	.38% A
Net investment income (loss)	1.24%	.99%	.84% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,494	$ 3,278	$ 90
Portfolio turnover rate	7%	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 129.43	$ 149.18	$ 163.25
Income from Investment Operations
Net investment income (loss) E	1.19	1.09	1.04
Net realized and unrealized gain (loss)	(30.00)	(19.23)	(12.71)
Total from investment operations	(28.81)	(18.14)	(11.67)
Distributions from net investment income	(1.33)	(1.61)	(1.67)
Distributions from net realized gain	-	-	(.73)
Total distributions	(1.33)	(1.61)	(2.40)
Net asset value, end of period	$ 99.29	$ 129.43	$ 149.18
Total Return B, C, D	(22.45)%	(12.31)%	(7.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	.60%	.61%	.76% A
Expenses net of voluntary waivers, if any	.53%	.53%	.53% A
Expenses net of all reductions	.53%	.53%	.53% A
Net investment income (loss)	1.09%	.84%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,035	$ 19,338	$ 323
Portfolio turnover rate	7%	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Service Class 2	-20.46%	-4.08%	4.62%
MSCI EAFE	-15.74%	-2.69%	4.14%
Variable Annuity International Funds Average	-16.53%	-2.28%	5.32%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 23 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the 12 months ending December 31, 2002, the fund underperformed the 15.74% decline for the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The fund's performance also lagged the variable annuity international funds average tracked by Lipper Inc., which dropped 16.53%.

Q. What factors hurt the fund's performance relative to its benchmarks during the past year?

A. Compared to the MSCI EAFE index, the biggest detractor was unfavorable positioning in the financial sector. I underweighted bank stocks because I felt better opportunities for future earnings growth existed in brokerage, investment banking and other diversified financials that had more leverage to global economic improvement. However, few regions showed an increase in economic activity as the period progressed, and investors favored the stable earnings growth of traditional bank stocks, which outperformed diversified financials as a group by nearly 16 percentage points. More specifically, having lower exposure to relatively strong-performing banks, such as U.K.-based HSBC Holdings, hurt the fund's relative return. At the same time, being overweighted in diversified Japanese financials, such as Nikko Cordial and JAFCO, proved disappointing, as each declined more than 27%. Another significant detractor was poor stock selection in health care. Disappointments included an overweighting in Ireland-based pharmaceutical firm Elan, a stock I eliminated from the portfolio, but not before it plummeted on a weak earnings outlook and possible accounting irregularities. Additionally, U.K.-based GlaxoSmithKline suffered from the loss of patent exclusivity on one major drug, antibiotic Augmentin, and potential generic competition for its blockbuster antidepressant, Paxil. In comparison to our peer average, the fund's higher weighting in sectors linked to an uptick in global economic conditions - such as technology - worked against us, as few regional economies showed improvement.

Q. What factors enhanced the fund's relative return?

A. Stock selection within the technology hardware and automobile industries was helpful. Earlier in the period, I significantly increased the fund's weighting in semiconductor stocks after it appeared that the industry's business cycle was improving. A particular standout in this group was South Korea's Samsung Electronics, which, despite giving back some of its gains as the period progressed, finished the year as a positive absolute contributor. Another top performer in technology was Japanese printer, camera and optical component maker Canon, which benefited from a 53% year-over-year quarterly profit increase in the third quarter of 2002. Despite these winners, the fund's technology holdings still declined 31%, but that loss wasn't as severe as the one absorbed by the tech stocks in the index, which together fell 37%. Turning to automotive stocks, a gain of more than 50% in Japanese automaker Nissan Motor propelled the fund's auto-related stocks to a gain of more than 36%, compared to a drop of 1% for auto stocks held in the index.

Q. What were your other investment strategies?

A. I positioned the fund with greater exposure to those sectors I felt were most likely to benefit from an economic recovery, namely technology, media and telecommunication services. While I may have put this positioning in place a bit early because of the prevailing economic weakness around the world, the fund's performance relative to its benchmarks wasn't hurt that significantly. Fortunately, my stock selection was superior to the index in both technology and media, which helped offset the weakness sustained from overweighting these industries.

Q. Did you implement any other notable strategies?

A. I maintained a combined average weighting of 8% of net assets in stocks of companies based in South Korea, Taiwan, Canada and Mexico - none of which are part of the MSCI EAFE index. Our collective holdings in these countries made a significant contribution to the fund's relative return. Semiconductor investments in South Korea and Taiwan were particularly helpful. With respect to Canada, I shifted some of the fund's energy weighting to Canadian stocks - including solid performer Talisman Energy - as a way to minimize the risk associated with owning large, Middle East-driven oil companies, given heightened tensions in the region.

Q. What's your outlook for international stocks, Rick?

A. Many of the world's best companies are based overseas. Some of the most popular products in America - Honda, Nissan and Toyota automobiles, Nokia and Samsung cell phones, Heineken and Guinness beer, for example - are made elsewhere in the world. A recent Fidelity study pointed out that 75% of the world's stocks are traded outside the U.S. Further, from 1992 to 2002 - often considered a boom period for U.S. stocks - the best-performing company in seven out of the 10 major equity market sectors was a non-U.S. company. That said, I'm cautiously optimistic about the prospects for overseas stocks, and I believe shareholders are well-served to have a portion of their portfolios invested in them.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Start date: January 28, 1987

Size: as of December 31, 2002, more than
$1.2 billion

Manager: Rick Mace, since 1996; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Nomura Holdings, Inc. (Japan)	3.4
TotalFinaElf SA Series B (France)	3.0
Nikko Cordial Corp. (Japan)	3.0
Unilever NV (Certificaten Van Aandelen) (Netherlands)	2.7
Credit Suisse Group (Reg.) (Switzerland)	2.4
14.5
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	28.9
Information Technology	16.9
Energy	11.3
Health Care	9.7
Consumer Discretionary	8.0
Top Five Countries as of December 31, 2002
(excluding cash equivalents)	% of fund's net assets
Japan	23.4
United Kingdom	12.4
France	9.4
Netherlands	8.4
Switzerland	8.0
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
Australia - 1.2%
News Corp. Ltd. sponsored ADR	627,200	$ 14,206,080
QBE Insurance Group Ltd.	146,819	671,458
TOTAL AUSTRALIA		14,877,538
Brazil - 0.4%
Petroleo Brasileiro SA Petrobras sponsored ADR	367,100	5,484,474
Canada - 3.9%
Alcan, Inc.	804,000	23,690,975
Canadian Natural Resources Ltd.	142,200	4,232,627
EnCana Corp.	98,200	3,046,617
Precision Drilling Corp. (a)	106,800	3,460,828
Talisman Energy, Inc.	447,400	16,176,741
TOTAL CANADA		50,607,788
Cayman Islands - 0.5%
Noble Corp. (a)	197,800	6,952,670
Denmark - 0.5%
Novo-Nordisk AS Series B	219,100	6,335,593
Finland - 2.2%
Nokia Corp.	1,870,000	28,984,998
France - 9.4%
Alcatel SA (RFD)	41,100	182,484
Aventis SA (France)	356,060	19,294,892
AXA SA	601,104	8,071,757
BNP Paribas SA	593,880	24,211,072
L'Air Liquide SA	14,400	1,900,403
Pechiney SA Series A	94,400	3,314,257
Pernod-Ricard	71,200	6,899,691
Sanofi-Synthelabo SA	111,700	6,831,201
Schneider Electric SA	36,100	1,708,974
Television Francaise 1 SA	306,100	8,182,192
TotalFinaElf SA Series B	272,644	38,988,093
Vivendi Universal SA sponsored ADR	116,000	1,864,120
TOTAL FRANCE		121,449,136
Germany - 4.6%
Allianz AG (Reg.)	188,900	17,978,262
BASF AG	88,900	3,367,567
Bayer AG	149,900	3,218,421
Deutsche Boerse AG	364,829	14,616,576
Infineon Technologies AG (a)	1,264,000	9,276,244
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	93,800	11,226,791
TOTAL GERMANY		59,683,861
Hong Kong - 3.2%
Cheung Kong Holdings Ltd.	278,000	1,809,130
China Mobile (Hong Kong) Ltd. (a)	6,211,000	15,005,779
CNOOC Ltd.	3,343,000	4,351,023
Hong Kong Exchanges & Clearing Ltd.	2,700,000	3,392,960

	Shares	Value (Note 1)
Hutchison Whampoa Ltd.	2,461,600	$ 15,403,742
Sun Hung Kai Properties Ltd.	301,000	1,783,189
TOTAL HONG KONG		41,745,823
India - 0.2%
Dr. Reddy's Laboratories Ltd.	71,700	1,343,011
Ranbaxy Laboratories Ltd.	104,100	1,287,953
TOTAL INDIA		2,630,964
Italy - 1.3%
Intesabci Spa	2,582,250	5,449,320
Telecom Italia Spa	1,481,924	11,259,659
TOTAL ITALY		16,708,979
Japan - 23.4%
Advantest Corp.	141,400	6,333,654
Canon, Inc.	394,000	14,518,901
Credit Saison Co. Ltd.	292,800	4,992,170
Daiwa Securities Group, Inc.	6,362,000	28,229,133
Fuji Photo Film Co. Ltd.	85,000	2,769,639
Fujitsu Ltd.	961,000	2,742,940
Ito-Yokado Co. Ltd.	419,000	12,347,395
JAFCO Co. Ltd.	207,200	8,949,533
Japan Telecom Holdings Co. Ltd.	981	3,039,556
KDDI Corp.	1,459	4,729,435
Keyence Corp.	16,100	2,799,234
Kyocera Corp.	124,500	7,243,370
Matsushita Electric Industrial Co. Ltd.	322,000	3,091,200
Mitsubishi Electric Corp. (a)	2,926,000	6,750,223
Mizuho Holdings, Inc.	1,569	1,466,355
Murata Manufacturing Co. Ltd.	209,600	8,206,113
Nikko Cordial Corp.	11,550,000	38,898,714
Nikon Corp.	597,000	4,483,658
Nintendo Co. Ltd.	12,200	1,139,160
Nissan Motor Co. Ltd.	877,100	6,838,382
Nomura Holdings, Inc.	3,916,000	43,983,697
Omron Corp.	708,000	10,431,928
ORIX Corp.	220,900	14,228,215
Rohm Co. Ltd.	85,000	10,813,758
Shin-Etsu Chemical Co. Ltd.	83,900	2,747,925
Sony Corp.	172,700	7,134,237
Sumitomo Electric Industries Ltd.	730,000	4,726,531
Sumitomo Mitsui Financial Group, Inc.	679	2,120,982
Takeda Chemical Industries Ltd.	475,800	19,870,069
Tokyo Electron Ltd.	197,400	8,925,133
Toshiba Corp. (a)	1,411,000	4,419,399
Toyota Motor Corp.	110,700	2,933,550
TOTAL JAPAN		301,904,189
Korea (South) - 0.8%
KT Corp.	56,300	2,406,653
KT Corp. sponsored ADR	54,550	1,175,553
Samsung Electronics Co. Ltd.	26,650	7,055,438
TOTAL KOREA (SOUTH)		10,637,644
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - 1.7%
Grupo Televisa SA de CV sponsored ADR (a)	271,900	$ 7,594,167
Telefonos de Mexico SA de CV sponsored ADR	392,400	12,548,952
TV Azteca SA de CV sponsored ADR	339,500	1,626,205
TOTAL MEXICO		21,769,324
Netherlands - 8.4%
Akzo Nobel NV	267,400	8,486,869
ASML Holding NV (a)	2,544,400	21,264,070
ING Groep NV (Certificaten Van Aandelen)	1,130,024	19,148,693
Koninklijke Ahold NV	401,800	5,104,383
Koninklijke Philips Electronics NV	514,400	9,019,145
STMicroelectronics NV (NY Shares)	156,100	3,045,511
Unilever NV (Certificaten Van Aandelen)	563,100	34,614,683
VNU NV	270,300	7,052,131
Vodafone Libertel NV (a)	94,700	1,012,152
TOTAL NETHERLANDS		108,747,637
Norway - 0.8%
Norsk Hydro AS	89,800	4,025,075
Statoil ASA	663,200	5,600,624
TOTAL NORWAY		9,625,699
Spain - 2.6%
Altadis SA (Spain)	191,800	4,377,802
Banco Popular Espanol SA (Reg.)	170,200	6,963,665
Banco Santander Central Hispano SA	1,805,468	12,396,968
NH Hoteles SA (a)	331,700	2,852,182
Telefonica SA	790,984	7,083,774
TOTAL SPAIN		33,674,391
Sweden - 0.5%
Nordea AB	1,372,900	6,072,260
Switzerland - 8.0%
Converium Holding AG	75,880	3,680,029
Credit Suisse Group (Reg.)	1,419,176	30,818,154
Nestle SA (Reg.)	66,115	14,022,219
Novartis AG (Reg.)	593,210	21,663,007
Roche Holding AG (participation certificate)	182,310	12,714,852
Swiss Reinsurance Co. (Reg.)	152,687	10,024,402
UBS AG (Reg.)	175,934	8,557,919
Zurich Financial Services AG	21,870	2,042,150
TOTAL SWITZERLAND		103,522,732
Taiwan - 1.7%
ASUSTeK Computer, Inc.	1,204,000	2,119,596

	Shares	Value (Note 1)
Hon Hai Precision Industries Co. Ltd.	438,000	$ 1,516,883
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	5,807,782	7,140,303
United Microelectronics Corp. (a)	10,902,239	6,638,882
Winbond Electronics Corp. (a)	8,857,000	3,834,199
TOTAL TAIWAN		21,249,863
United Kingdom - 12.4%
3i Group PLC	766,400	6,851,995
Abbey National PLC	228,200	1,904,206
AstraZeneca PLC (United Kingdom)	403,900	14,172,848
BAA PLC	310,300	2,519,306
BP PLC	4,092,000	27,723,277
British Sky Broadcasting Group PLC (BSkyB) (a)	548,100	5,641,950
Cable & Wireless PLC	1,462,200	1,054,067
Carlton Communications PLC	970,000	2,097,754
Centrica PLC	924,700	2,547,215
Diageo PLC	170,400	1,852,857
GlaxoSmithKline PLC	1,179,694	22,095,667
HBOS PLC	496,900	5,242,988
HSBC Holdings PLC (United Kingdom) (Reg.)	866,500	9,528,037
Kingfisher PLC	1,061,500	3,804,684
Lloyds TSB Group PLC	1,249,350	8,976,098
mmO2 PLC (a)	4,924,500	3,510,298
Prudential PLC	1,207,800	8,541,382
Reed Elsevier PLC	513,500	4,400,689
Rio Tinto PLC (Reg.)	253,600	5,065,701
Vodafone Group PLC	12,641,103	22,905,739
TOTAL UNITED KINGDOM		160,436,758
United States of America - 6.4%
Baker Hughes, Inc.	209,500	6,743,805
BJ Services Co. (a)	87,300	2,820,663
ENSCO International, Inc.	213,900	6,299,355
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	277,500	4,656,450
Grant Prideco, Inc. (a)	359,300	4,182,252
Micron Technology, Inc. (a)	2,331,200	22,705,888
Motorola, Inc.	3,035,600	26,257,940
Smith International, Inc. (a)	23,900	779,618
Transocean, Inc.	155,000	3,596,000
Tyco International Ltd.	161,900	2,765,252
Weatherford International Ltd. (a)	52,000	2,076,360
TOTAL UNITED STATES OF AMERICA		82,883,583
TOTAL COMMON STOCKS (Cost $1,356,495,448)		1,215,985,904
Investment Companies - 0.0%

Multi-National - 0.0%
European Warrant Fund, Inc. (a) (Cost $2,953,647)	189,820	404,317
Money Market Funds - 6.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	73,229,620	$ 73,229,620
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	14,079,406	14,079,406
TOTAL MONEY MARKET FUNDS (Cost $87,309,026)		87,309,026
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,446,758,121)		1,303,699,247
NET OTHER ASSETS - (0.9)%		(11,802,849)
NET ASSETS - 100%		$ 1,291,896,398
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,101,648,302 and $1,108,114,299, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $983 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $6,682,000. The weighted average interest rate was 1.88%. At period end there were no interfund loans outstanding.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $559,394,000 of which $367,608,000 and $191,786,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (including securities loaned of $13,400,470) (cost $1,446,758,121) - See accompanying schedule		$ 1,303,699,247
Cash		2,437
Foreign currency held at value (cost $8,699,534)		8,463,144
Receivable for fund shares sold		3,314,001
Dividends receivable		1,159,287
Interest receivable		81,091
Redemption fees receivable		99
Other receivables		160,478
Total assets		1,316,879,784
Liabilities
Payable for fund shares redeemed	$ 9,798,961
Accrued management fee	810,055
Distribution fees payable	27,310
Other payables and accrued expenses	267,654
Collateral on securities loaned, at value	14,079,406
Total liabilities		24,983,386
Net Assets		$ 1,291,896,398
Net Assets consist of:
Paid in capital		$ 2,023,570,463
Undistributed net investment income		5,142,046
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(593,562,630)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(143,253,481)
Net Assets		$ 1,291,896,398
Calculation of Maximum Offering Price
Initial Class: Net Asset Value, offering price and redemption price per share ($1,031,488,573 ÷ 93,932,302 shares)		$ 10.98
Service Class: Net Asset Value, offering price and redemption price per share ($177,322,285 ÷ 16,204,667 shares)		$ 10.94
Service Class 2: Net Asset Value, offering price and redemption price per share ($47,823,539 ÷ 4,388,317 shares)		$ 10.90
Initial Class R: Net Asset Value, offering price and redemption price per share ($ 15,648,511 ÷ 1,425,378 shares)		$ 10.98
Service Class R: Net Asset Value, offering price and redemption price per share ($17,997,332 ÷ 1,644,962 shares)		$ 10.94
Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,616,158 ÷ 148,286 shares)		$ 10.90

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 25,546,342
Interest		2,847,146
Security lending		620,596
		29,014,084
Less foreign taxes withheld		(2,560,124)
Total income		26,453,960

Expenses
Management fee	$ 11,753,331
Transfer agent fees	1,124,628
Distribution fees	397,402
Accounting and security lending fees	801,669
Non-interested trustees' compensation	6,963
Custodian fees and expenses	504,389
Audit	47,143
Legal	8,316
Interest	348
Miscellaneous	146,430
Total expenses before reductions	14,790,619
Expense reductions	(550,695)	14,239,924
Net investment income (loss)		12,214,036
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(174,072,877)
Foreign currency transactions	414,373
Futures contracts	(456,779)
Total net realized gain (loss)		(174,115,283)
Change in net unrealized appreciation (depreciation) on: Investment securities	(169,144,754)
Assets and liabilities in foreign currencies	940,152
Futures contracts	636,112
Total change in net unrealized appreciation (depreciation)		(167,568,490)
Net gain (loss)		(341,683,773)
Net increase (decrease) in net assets resulting from operations		$ (329,469,737)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,214,036	$ 18,902,581
Net realized gain (loss)	(174,115,283)	(388,398,076)
Change in net unrealized appreciation (depreciation)	(167,568,490)	(132,338,513)
Net increase (decrease) in net assets resulting from operations	(329,469,737)	(501,834,008)
Distributions to shareholders from net investment income	(12,564,381)	(120,551,919)
Distributions to shareholders from net realized gain	-	(190,776,039)
Total distributions	(12,564,381)	(311,327,958)
Share transactions - net increase (decrease)	(152,413,852)	62,288,250
Redemption fees	102,940	-
Total increase (decrease) in net assets	(494,345,030)	(750,873,716)

Net Assets
Beginning of period	1,786,241,428	2,537,115,144
End of period (including undistributed net investment income of $5,142,046 and undistributed net investment income of $4,814,201, respectively)	$ 1,291,896,398	$ 1,786,241,428
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2	Initial Class R A	Service Class R A	Service Class 2R A
Sold	155,379,548	83,280,851	56,191,820	1,731,891	1,927,754	148,296
Reinvested	824,761	120,846	30,335	-	-	-
Redeemed	(170,119,744)	(84,583,414)	(55,371,184)	(306,513)	(282,792)	(10)
Net increase (decrease)	(13,915,435)	(1,181,717)	850,971	1,425,378	1,644,962	148,286
Dollars
Sold	$ 1,967,649,782	$ 1,080,032,631	$ 680,275,000	$ 22,005,065	$ 24,459,961	$ 1,672,814
Reinvested	10,622,916	1,552,870	388,594	-	-	-
Redeemed	(2,163,169,922)	(1,102,393,299)	(668,279,318)	(3,557,947)	(3,672,885)	(114)
Net increase (decrease)	$ (184,897,224)	$ (20,807,798)	$ 12,384,276	$ 18,447,118	$ 20,787,076	$ 1,672,700
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	173,999,497	142,723,429	11,546,592
Reinvested	15,519,663	1,933,710	110,941
Redeemed	(195,055,949)	(140,169,677)	(8,740,638)
Net increase (decrease)	(5,536,789)	4,487,462	2,916,895
Dollars
Sold	$ 2,794,972,744	$ 2,146,873,700	$ 163,704,441
Reinvested	275,163,626	34,207,331	1,957,001
Redeemed	(3,120,566,680)	(2,110,121,164)	(123,902,749)
Net increase (decrease)	$ (50,430,310)	$ 70,959,867	$ 41,758,693

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Initial Class R A	Service Class R A	Service Class 2R A
From net investment income	$ 10,622,916	$ 1,552,871	$ 388,594	$ -	$ -	$ -
From net realized gain	-	-	-	-	-	-
Total	$ 10,622,916	$ 1,552,871	$ 388,594	$ -	$ -	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 106,625,905	$ 13,167,676	$ 758,338
From net realized gain	168,537,721	21,039,655	1,198,663
Total	$ 275,163,626	$ 34,207,331	$ 1,957,001

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.88	$ 20.00	$ 27.44	$ 20.06	$ 19.20
Income from Investment Operations
Net investment income (loss) C	.10	.14	.19 D	.24	.23
Net realized and unrealized gain (loss)	(2.90)	(3.86)	(4.93)	7.95	2.13
Total from investment operations	(2.80)	(3.72)	(4.74)	8.19	2.36
Distributions from net investment income	(.10)	(.93)	(.31)	(.31)	(.38)
Distributions in excess of net investment income	-	-	(.06)	-	-
Distributions from net realized gain	-	(1.47)	(2.33)	(.50)	(1.12)
Total distributions	(.10)	(2.40)	(2.70)	(.81)	(1.50)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 10.98	$ 13.88	$ 20.00	$ 27.44	$ 20.06
Total Return A,B	(20.28)%	(21.21)%	(19.07)%	42.55%	12.81%
Ratios to Average Net Assets E
Expenses before expense reductions	.90%	.92%	.89%	.91%	.91%
Expenses net of voluntary waivers, if any	.90%	.92%	.89%	.91%	.91%
Expenses net of all reductions	.86%	.87%	.87%	.87%	.89%
Net investment income (loss)	.79%	.91%	.84%	1.10%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,031,489	$ 1,496,873	$ 2,267,507	$ 2,736,851	$ 2,074,843
Portfolio turnover rate	77%	98%	136%	78%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 19.94	$ 27.39	$ 20.04	$ 19.20
Income from Investment Operations
Net investment income (loss) C	.09	.12	.17 D	.22	.15
Net realized and unrealized gain (loss)	(2.89)	(3.84)	(4.93)	7.94	2.19
Total from investment operations	(2.80)	(3.72)	(4.76)	8.16	2.34
Distributions from net investment income	(.09)	(.92)	(.30)	(.31)	(.38)
Distributions in excess of net investment income	-	-	(.06)	-	-
Distributions from net realized gain	-	(1.47)	(2.33)	(.50)	(1.12)
Total distributions	(.09)	(2.39)	(2.69)	(.81)	(1.50)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 10.94	$ 13.83	$ 19.94	$ 27.39	$ 20.04
Total Return A,B	(20.34)%	(21.27)%	(19.18)%	42.44%	12.69%
Ratios to Average Net Assets E
Expenses before expense reductions	1.00%	1.03%	.99%	1.01%	1.01%
Expenses net of voluntary waivers, if any	1.00%	1.03%	.99%	1.01%	1.01%
Expenses net of all reductions	.96%	.97%	.97%	.98%	.97%
Net investment income (loss)	.69%	.81%	.74%	1.00%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 177,322	$ 240,525	$ 257,257	$ 144,371	$ 34,720
Portfolio turnover rate	77%	98%	136%	78%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.81	$ 19.91	$ 26.16
Income from Investment Operations
Net investment income (loss) E	.07	.10	.12 G
Net realized and unrealized gain (loss)	(2.88)	(3.80)	(3.68)
Total from investment operations	(2.81)	(3.70)	(3.56)
Distributions from net investment income	(.10)	(.93)	(.30)
Distributions in excess of net investment income	-	-	(.06)
Distributions from net realized gain	-	(1.47)	(2.33)
Total distributions	(.10)	(2.40)	(2.69)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 10.90	$ 13.81	$ 19.91
Total Return B,C,D	(20.46)%	(21.20)%	(15.50)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.16%	1.18%	1.15% A
Expenses net of voluntary waivers, if any	1.16%	1.18%	1.15% A
Expenses net of all reductions	1.12%	1.12%	1.13% A
Net investment income (loss)	.53%	.65%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,824	$ 48,843	$ 12,351
Portfolio turnover rate	77%	98%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Initial Class R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.05
Income from Investment Operations
Net investment income (loss) E	.06
Net realized and unrealized gain (loss)	(3.13)
Total from investment operations	(3.07)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.98
Total Return B,C,D	(21.85)%
Ratios to Average Net Assets G
Expenses before expense reductions	.91% A
Expenses net of voluntary waivers, if any	.91% A
Expenses net of all reductions	.87% A
Net investment income (loss)	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,649
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Service Class R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.01
Income from Investment Operations
Net investment income (loss) E	.05
Net realized and unrealized gain (loss)	(3.12)
Total from investment operations	(3.07)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.94
Total Return B,C,D	(21.91)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.01% A
Expenses net of voluntary waivers, if any	1.01% A
Expenses net of all reductions	.97% A
Net investment income (loss)	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,997
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96
Income from Investment Operations
Net investment income (loss) E	.04
Net realized and unrealized gain (loss)	(3.10)
Total from investment operations	(3.06)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.90
Total Return B,C,D	(21.92)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.17% A
Expenses net of voluntary waivers, if any	1.17% A
Expenses net of all reductions	1.14% A
Net investment income (loss)	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,616
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Asset Manager Portfolio, Contrafund Portfolio, and Index 500 Portfolio (the funds) are funds of Variable Insurance Products Fund II. The Variable Insurance Products Fund and Variable Insurance Products Fund II (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers the following classes of shares: Initial Class shares, Service Class shares, and Service Class 2 shares. VIP Equity-Income, VIP Growth, and VIP Contrafund Portfolios also offer Service Class 2R shares. VIP Overseas Portfolio also offers Initial Class R, Service Class R, and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, passive foreign investment companies (PFIC), defaulted bonds, market discount, contingent interest, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asset Manager	$ 3,147,210,784	$ 126,198,374	$ (355,427,222)	$ (229,228,848)
Contrafund	7,055,601,912	929,551,579	(338,906,917)	590,644,662
Equity-Income	8,063,499,847	1,369,267,422	(1,339,969,325)	29,298,097
Growth	8,485,461,898	1,017,667,341	(1,119,987,920)	(102,320,579)
High Income	1,441,547,612	82,385,861	(106,540,207)	(24,154,346)
Index 500	2,412,170,978	659,508,490	(486,325,516)	173,182,974
Overseas	1,487,158,758	131,275,776	(314,735,287)	(183,459,511)
	Undistributed Ordinary Income	Capital Loss Carryforward	Total Distributable Earnings
Asset Manager	$ 103,137,852	$ (201,880,857)	$ -
Contrafund	32,915,426	(1,338,656,963)	-
Equity-Income	149,805,250	(127,840,102)	51,263,245
Growth	22,785,026	(4,287,791,262)	-
High Income	109,100,073	(1,317,999,113)	-
Index 500	39,636,608	(178,357,319)	34,462,263
Overseas	11,179,113	(559,393,669)	-

The tax character of distributions paid during the current and prior year was as follows:

Asset Manager
Ordinary Income	$ 130,190,101	$ 165,533,467
Long-term Capital Gains	-	62,082,268
Total	$ 130,190,101	$ 227,615,735
Contrafund
Ordinary Income	$ 65,347,191	$ 69,399,586
Long-term Capital Gains	-	248,845,348
Total	$ 65,347,191	$ 318,244,934
Equity-Income
Ordinary Income	$ 175,952,709	$ 175,168,717
Long-term Capital Gains	208,690,233	493,630,239
Total	$ 384,642,942	$ 668,798,956
Growth
Ordinary Income	$ 25,839,894	$ 10,651,148
Long-term Capital Gains	-	1,124,534,087
Total	$ 25,839,894	$ 1,135,185,235
High Income
Ordinary Income	$ 146,986,706	$ 225,311,206
Long-term Capital Gains	-	-
Total	$ 146,986,706	$ 225,311,206

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Index 500
Ordinary Income	$ 39,813,740	$ 44,349,182
Long-term Capital Gains	-	-
Total	$ 39,813,740	$ 44,349,182
Overseas
Ordinary Income	$ 12,564,381	$ 29,109,574
Long-term Capital Gains	-	282,218,384
Total	$ 12,564,381	$ 311,327,958

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the applicable fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Financing Transactions. To earn additional income, certain funds may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Index 500 Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .45% of the fund's average net assets for High Income and Overseas Portfolios, .30% for Contrafund and Growth Portfolios, .25% for Asset Manager: Portfolio, and .20% for Equity-Income Portfolio. The group fee rates averaged .28% for the equity funds and ..13% for the fixed-income funds during the period.

For Index 500 Portfolio, FMR receives a fee that is computed at an annual rate of .24% of the fund's average net assets.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager	.53%
Contrafund	.58%
Equity-Income	.48%
Growth	.58%
High Income	.58%
Index 500.24%
Overseas	.73%

Sub-Adviser Fee. FMR and Index 500 Portfolio (the fund) have entered into a sub-advisory agreement with Deutsche Asset Management Inc. (DAMI). DAMI is a registered investment advisor and a wholly-owned, indirect subsidiary of Deutsche Bank AG. DAMI receives a sub-advisory fee from FMR for providing discretionary investment advisory services to the fund. Effective January 13, 2003, DAMI will no longer serve as sub-adviser. The Fund's adviser will assume responsibility for all investment management decisions.

The Fund has entered into a securities lending agreement with Deutsche Bank Trust Company Americas (DBTCA), also a wholly-owned, indirect subsidiary of Deutsche Bank AG. DBTCA retains up to 20% of the annual revenues for providing securities lending services. For the period, DBTCA retained $142,760. Effective January 13, 2003, DBTCA will no longer provide securities lending services. Mellon Bank, N.A. will assume responsibility for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class and Service Class R's average net assets and .25% of Service Class 2 and Service Class 2 R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Service Class R	Service Class 2R
Asset Manager	$ 27,757	$ 35,108	$ -	$ -
Contrafund	$ 1,195,441	$ 837,608	$ -	$ 429
Equity-Income	$ 831,876	$ 792,654	$ -	$ 305
Growth	$ 1,335,025	$ 537,602	$ -	$ 170
High Income	$ 232,889	$ 57,684	$ -	$ -
Index 500	$ 5,557	$ 63,917	$ -	$ -
Overseas	$ 223,921	$ 164,630	$ 7,955	$ 896

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid FIIOC the following amounts:

Asset Manager
Initial Class	$ 2,128,722
Service Class	21,505
Service Class 2	12,453
$ 2,162,680
Contrafund
Initial Class	$ 4,483,109
Service Class	828,456
Service Class 2	253,716
Service Class 2R	156
$ 5,565,437
Equity-Income
Initial Class	$ 5,549,564
Service Class	569,418
Service Class 2	239,734
Service Class 2R	114
$ 6,358,830
Growth
Initial Class	$ 6,012,522
Service Class	901,380
Service Class 2	162,239
Service Class 2R	69
$ 7,076,210
High Income
Initial Class	$ 800,317
Service Class	161,093
Service Class 2	20,869
$ 982,279
Index 500
Initial Class	$ 2,000,876
Service Class	5,609
Service Class 2	20,932
$ 2,027,417
Overseas
Initial Class	$ 903,112
Service Class	156,454
Service Class 2	52,780
Initial Class R	5,934
Service Class R	6,034
Service Class 2R	314
$ 1,124,628

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager	$ 5,555,545
Contrafund	$ 11,124,803
Equity-Income	$ 2,032,287
Growth	$ 1,666,991
High Income	$ 1,076,966
Overseas	$ 2,403,990

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser, or in the case of Index 500 Portfolio, DAMI. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

8. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Index 500
Initial Class	.28%	$ 1,578,549
Service Class	.38%	4,716
Service Class 2.53%		16,990
		$ 1,600,255

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction

Asset Manager	$ 608,976	$ 7,000
Contrafund	2,884,324	3,971
Equity-Income	844,336	302
Growth	5,919,764	1,892
High Income	-	9,219
Index 500	-	3,690
Overseas	550,497	198

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, and certain unaffiliated insurance. companies each were the owners of record of more than 10% of the total outstanding shares of the following funds:

	FILI %	Number of Unaffiliated Insurance Companies	Unaffiliated Insurance Companies %
Asset Manager	21%	1	18%
Contrafund	16%	2	30%
Equity-Income	12%	1	25%
Growth	12%	2	34%
High Income	15%	2	55%
Index 500	28%	-	-
Overseas	12%	2	41%

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio, (the Funds), funds of Variable Insurance Products Fund II, including the portfolios of investments, as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Shareholders of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (funds of Variable Insurance Products Fund) at December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Variable Insurance Products Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981 or 1988

Trustee of Variable Insurance Products Fund (1981) and Variable Insurance Products Fund II (1988). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager (2001), VIP Contrafund (2001), VIP Equity-Income (2001), VIP Growth (2001), VIP High Income (2001), VIP Index 500 (2001), and VIP Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987 or 1988

Trustee of Variable Insurance Products Fund (1987) and Variable Insurance Products Fund II (1988). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of VIP Index 500 and VIP Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Bart A. Grenier (43)

Year of Election or Appointment: 2001 or 2002

Vice President of VIP Asset Manager (2001), VIP Equity-Income (2001), and VIP High Income (2002). Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Contrafund and VIP Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

William Danoff (42)
Year of Election or Appointment: 1995 Vice President of VIP Contrafund and another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Danoff managed a variety of Fidelity funds.
Richard C. Habermann (62)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Richard R. Mace, Jr. (41)
Year of Election or Appointment: 1996 Vice President of VIP Overseas and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.
Charles Mangum (38)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Mark J. Notkin (38)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager, VIP High Income, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (40)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Stephen R. Petersen (46)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

John J. Todd (53)
Year of Election or Appointment: 1996 Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.
Jennifer Uhrig (41)
Year of Election or Appointment: 1997 Vice President of VIP Growth and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)

Year of Election or Appointment: 1986, 1987, 1989, 1992, or 1995

Assistant Treasurer of VIP Asset Manager (1989), VIP Contrafund (1995), VIP Equity-Income (1986), VIP Growth (1986), VIP High Income (1986), VIP Index 500 (1992), and VIP Overseas (1987). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Name, Age; Principal Occupation
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions - Service Class 2

Equity-Income Portfolio hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20% rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Asset Manager	7.95%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager	17%
Contrafund	100%
Equity Income	98%
Growth	100%
High Income	4%
Index 500	100%
Overseas	6%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Overseas	2/8/02	$.131	$.031

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager, Contrafund, Equity-Income, Growth,
High Income, Index 500, and Overseas Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager Portfolio

Fidelity Management & Research (U.K.) Inc.
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity International Investment Advisors
Overseas Portfolio

Fidelity International Investment Advisors (U.K.) Limited
Overseas Portfolio

Fidelity Investments Japan Limited
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
High Income Portfolio

JPMorgan Chase Bank, New York, NY
Asset Manager, Equity-Income, and Overseas Portfolios

Brown Brothers Harriman & Co., Boston, MA
Contrafund Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Portfolio and Index 500 Portfolio

VIPSC2GRP1-ANN-0203 338598
1.768596.101

Fidelity® Variable Insurance Products
Service Class 2R

Contrafund® Portfolio

Equity-Income Portfolio

Growth Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Contrafund Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Equity-Income Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

Annual Report

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch US High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class 2R

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns from November 3, 1997 to January 12, 2000 are those of Service Class, which reflect a different 12b-1 fee. Service Class 2R returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Service Class 2R	-9.60%	3.53%	12.13%
S&P 500®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Multi-Cap Growth Funds Average	-30.67%	-1.76%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio - Service Class 2R on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Will Danoff, Portfolio Manager of Contrafund Portfolio

Q. How did the fund perform, Will?

A. The fund did well relative to its benchmarks. For the 12 months that ended December 31, 2002, the fund outperformed both the Standard & Poor's 500 Index, which fell 22.10%, and the variable annuity growth funds average, which fell 25.44% according to Lipper Inc.

Q. What factors helped the fund's performance?

A. Avoiding the big problem stocks during this difficult period was just as important as owning the best-performing ones. We were able to steer clear, for example, of some of the high-profile disappointments, such as Home Depot and AOL Time Warner, both of which fell by more than 50% due to poor earnings growth. The fund mostly avoided companies that had alleged accounting irregularities as well, including WorldCom. Our minimal exposure to the technology and telecommunications sectors, both of which fell by 30% in 2002, also benefited relative performance. We averaged a combined 5% weighting in these groups during the period, versus a 20% combined average weighting for the S&P 500.
Q. Health care and consumer staples stocks accounted for more than 28% of the fund's assets at the end of the period. Why did these areas appeal to you?

A. I believe strongly that earnings growth drives stock performance, and I anticipated early in the period that earnings growth would be disappointing throughout the market, particularly in aggressive areas such as tech and telecom. Therefore, I set my sights on companies that I felt offered steady and predictable growth, and I found some options in the health care and consumer staples areas. Within health care, I was especially attracted to hospital and health management organizations. An aging population spurred demand for these types of companies, and in the case of UnitedHealth Group - one of our largest positions - excellent pricing, tight cost controls, innovative new products and outstanding free cash flow led to strong performance. We also held sizable positions in stocks such as Avon and Colgate-Palmolive within the consumer staples area. These companies performed well due to their excellent brands, understandable products and business models and good growth prospects.

Q. The fund realized nice gains from both its defense and gold stocks. Can you elaborate?

A. Most of my defense strategy revolved around Lockheed Martin, which was our largest position at the end of the period and our best performer over the past 12 months. Under new management, Lockheed improved its operating performance, cut costs and sold off poorly performing divisions. The company also won the massive, multi-year Joint Strike fighter plane contract in late 2001. Additionally, gold stocks fared well in 2002, as prices rose due to favorable supply and demand conditions. Newmont Mining, a top-20 position, benefited from these trends and contributed meaningfully to performance.

Q. Which stocks hurt performance?

A. We avoided most major stock disasters, but I was caught off-guard by the implosions of Tenet Healthcare and Elan, an Irish biotechnology company. Both stocks fell sharply due to accounting issues. Another disappointment was Automatic Data Processing, or ADP, which fell in value after announcing that it would fail to deliver the double-digit quarterly earnings growth it had sustained for 40-plus years. The fund did not own Elan or ADP at the end of the period.

Q. What's your outlook, Will?

A. I'm very concerned about the high levels of debt throughout the economy - at the consumer, corporate and federal government levels. Holiday spending was stagnant this year in part because consumers have piled up too much debt. I'm also concerned about the effect of the continued emergence of China as the world's leading low-cost manufacturer. Because U.S. manufacturing is no longer competitive with foreign alternatives, especially China, efforts to stimulate the U.S. economy are being offset by the fact that incremental demand for goods is being met more by exporters than by domestic businesses. China's emergence as a low-cost provider has put deflationary pressure on American companies, which has made earnings growth difficult. Despite these concerns, the fund - with the support of Fidelity's research staff - will continue to seek companies that I feel can sustain good earnings growth in a slower-growing, more competitive business world.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital appreciation by investing in companies whose value is not fully recognized by the public

Start date: January 3, 1995

Size: as of December 31, 2002, more than

$7.5 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Lockheed Martin Corp.	3.8
Colgate-Palmolive Co.	3.2
Berkshire Hathaway, Inc. Class A	3.1
3M Co.	3.0
Avon Products, Inc.	2.5
15.6
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	17.8
Consumer Discretionary	15.6
Health Care	15.1
Industrials	13.4
Consumer Staples	13.4
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	90.2%
Bonds	0.6%
Short-Term Investments and Net Other Assets	9.1%
Other Investments	0.1%

* Foreign investments	19.5%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.6%
Auto Components - 0.1%
Gentex Corp. (a)	290,900	$ 9,204,076
Automobiles - 1.8%
Harley-Davidson, Inc.	407,500	18,826,500
Honda Motor Co. Ltd.	889,600	32,132,354
Nissan Motor Co. Ltd.	4,134,900	32,238,087
Toyota Motor Corp.	2,018,000	53,477,003
		136,673,944
Hotels, Restaurants & Leisure - 2.2%
Brinker International, Inc. (a)	129,000	4,160,250
California Pizza Kitchen, Inc. (a)	110,100	2,774,520
CBRL Group, Inc.	40,700	1,226,291
Darden Restaurants, Inc.	962,100	19,674,945
Friendly Ice Cream Corp. (a)	204,600	1,176,450
Harrah's Entertainment, Inc. (a)	583,600	23,110,560
Hilton Group PLC	1,996,800	5,371,797
International Game Technology (a)	160,200	12,162,384
MGM Mirage, Inc. (a)	829,600	27,351,912
P.F. Chang's China Bistro, Inc. (a)	564,300	20,484,090
Panera Bread Co. Class A (a)	69,300	2,412,333
Rank Group PLC	1,514,600	6,502,251
Rare Hospitality International, Inc. (a)	17,000	469,540
Red Robin Gourmet Burgers, Inc.	9,700	123,578
Ryan's Family Steak Houses, Inc. (a)	282,750	3,209,213
Sonic Corp. (a)	65,700	1,346,193
Stanley Leisure PLC	287,991	1,816,265
Starbucks Corp. (a)	266,000	5,421,080
Starwood Hotels & Resorts Worldwide, Inc. unit	24,400	579,256
The Cheesecake Factory, Inc. (a)	275,100	9,944,865
Wendy's International, Inc.	393,900	10,662,873
William Hill PLC	2,238,065	8,184,029
		168,164,675
Household Durables - 1.2%
Blyth, Inc.	69,000	1,846,440
D.R. Horton, Inc.	1,661,770	28,831,710
Fortune Brands, Inc.	278,300	12,943,733
Garmin Ltd. (a)	195,253	5,720,913
Harman International Industries, Inc.	380,700	22,651,650
Mohawk Industries, Inc. (a)	369,320	21,032,774
		93,027,220
Internet & Catalog Retail - 1.1%
eBay, Inc. (a)	299,400	20,305,308
FTD, Inc. Class A (a)	700	11,151
Overstock.com, Inc.	105,600	1,372,800
Ticketmaster Class B (a)	251,200	5,330,464
USA Interactive (a)	2,479,700	56,834,724
		83,854,447
Leisure Equipment & Products - 0.4%
Leapfrog Enterprises, Inc. Class A	151,600	3,812,740

	Shares	Value (Note 1)
Mattel, Inc.	1,434,700	$ 27,474,505
Mega Bloks, Inc.	40,250	601,587
		31,888,832
Media - 2.4%
Comcast Corp.:
Class A (a)	679	16,004
Class A (special) (a)	252,400	5,701,716
Cox Communications, Inc. Class A (a)	34,800	988,320
E.W. Scripps Co. Class A	314,700	24,216,165
Entercom Communications Corp. Class A (a)	13,100	614,652
Fox Entertainment Group, Inc. Class A (a)	656,100	17,012,673
Gannett Co., Inc.	32,000	2,297,600
Getty Images, Inc. (a)	58,500	1,787,175
LIN TV Corp. Class A	216,900	5,281,515
McGraw-Hill Companies, Inc.	106,200	6,418,728
Meredith Corp.	100,300	4,123,333
Pearson PLC sponsored ADR	223,900	2,093,465
Pixar (a)	229,500	12,161,205
Reader's Digest Association, Inc. (non-vtg.)	59,600	899,960
Reed Elsevier PLC	633,200	5,426,516
The McClatchy Co. Class A	16,300	924,699
The New York Times Co. Class A	98,400	4,499,832
Tribune Co.	172,600	7,846,396
Viacom, Inc. Class B (non-vtg.) (a)	1,367,336	55,732,615
Washington Post Co. Class B	21,300	15,719,400
Westwood One, Inc. (a)	216,100	8,073,496
		181,835,465
Multiline Retail - 0.8%
99 Cents Only Stores (a)	1,011,566	27,170,663
Costco Wholesale Corp. (a)	157,100	4,408,226
JCPenney Co., Inc.	731,200	16,824,912
Kohl's Corp. (a)	7,000	391,650
Marks & Spencer Group PLC	2,125,800	10,787,021
		59,582,472
Specialty Retail - 4.8%
Advance Auto Parts, Inc. (a)	320,500	15,672,450
Aeropostale, Inc.	46,500	491,505
AutoZone, Inc. (a)	892,900	63,083,385
Bed Bath & Beyond, Inc. (a)	1,254,900	43,331,697
Chico's FAS, Inc. (a)	344,500	6,514,495
Hennes & Mauritz AB (H&M) (B Shares)	229,200	4,435,107
Hot Topic, Inc. (a)	149,200	3,413,696
Inditex SA	157,600	3,724,600
Lowe's Companies, Inc.	1,809,700	67,863,750
Michaels Stores, Inc. (a)	380,800	11,919,040
Pacific Sunwear of California, Inc. (a)	161,550	2,857,820
PETCO Animal Supplies, Inc.	545,200	12,778,943
PETsMART, Inc. (a)	1,226,900	21,016,797
Pier 1 Imports, Inc.	487,200	9,222,696
Ross Stores, Inc.	356,300	15,103,557
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Talbots, Inc.	21,400	$ 589,142
TJX Companies, Inc.	2,249,200	43,904,384
Too, Inc. (a)	232,300	5,463,696
Urban Outfitters, Inc. (a)	200,900	4,735,213
Weight Watchers International, Inc. (a)	509,300	23,412,521
Williams-Sonoma, Inc. (a)	205,900	5,590,185
		365,124,679
Textiles Apparel & Luxury Goods - 0.8%
Burberry Ltd.	2,494,338	9,020,700
Coach, Inc. (a)	648,462	21,347,369
Delta Woodside Industries, Inc. (a)	22,175	109,101
Fossil, Inc. (a)	48,900	994,626
Liz Claiborne, Inc.	515,200	15,275,680
Puma AG	92,690	6,328,409
Reebok International Ltd. (a)	90,400	2,657,760
		55,733,645
TOTAL CONSUMER DISCRETIONARY		1,185,089,455
CONSUMER STAPLES - 13.4%
Beverages - 2.6%
Anheuser-Busch Companies, Inc.	1,018,500	49,295,400
Diageo PLC	3,001,523	32,637,285
Molson, Inc. Class A	642,100	13,660,399
Pepsi Bottling Group, Inc.	689,900	17,730,430
PepsiCo, Inc.	2,079,750	87,807,045
		201,130,559
Food & Drug Retailing - 2.0%
George Weston Ltd.	275,910	15,837,231
J. Sainsbury PLC	2,435,570	10,936,644
Loblaw Companies Ltd.	191,310	6,510,843
Safeway PLC	679,698	2,334,929
Sysco Corp.	1,250,900	37,264,311
Tesco PLC	4,986,800	15,584,478
Walgreen Co.	42,500	1,240,575
Whole Foods Market, Inc. (a)	1,057,507	55,762,344
William Morrison Supermarkets PLC	2,039,734	7,097,344
Winn-Dixie Stores, Inc.	178,500	2,727,480
		155,296,179
Food Products - 2.1%
American Italian Pasta Co. Class A (a)	142,200	5,116,356
Bunge Ltd.	19,800	476,388
Cadbury Schweppes PLC	2,124,534	13,244,734
Del Monte Foods Co. (a)	28,269	217,671
H.J. Heinz Co.	63,300	2,080,671
Hershey Foods Corp.	496,400	33,477,216
Kraft Foods, Inc. Class A	1,829,570	71,225,160
Nestle SA (Reg.)	52,633	11,162,844
Saputo, Inc.	213,300	3,371,179
Sara Lee Corp.	96,300	2,167,713

	Shares	Value (Note 1)
The J.M. Smucker Co.	34,307	$ 1,365,762
Wm. Wrigley Jr. Co.	230,700	12,660,816
		156,566,510
Household Products - 3.3%
Colgate-Palmolive Co.	4,617,030	242,070,883
Procter & Gamble Co.	64,200	5,517,348
		247,588,231
Personal Products - 3.4%
Avon Products, Inc.	3,458,428	186,305,516
Gillette Co.	2,250,100	68,313,036
		254,618,552
TOTAL CONSUMER STAPLES		1,015,200,031
ENERGY - 4.6%
Energy Equipment & Services - 0.4%
Baker Hughes, Inc.	158,300	5,095,677
Carbo Ceramics, Inc.	27,000	909,900
ENSCO International, Inc.	118,600	3,492,770
Schlumberger Ltd. (NY Shares)	235,200	9,899,568
Smith International, Inc. (a)	372,920	12,164,650
Willbros Group, Inc. (a)	248,200	2,040,204
		33,602,769
Oil & Gas - 4.2%
Apache Corp.	184,500	10,514,655
BP PLC sponsored ADR	1,275,232	51,838,181
EnCana Corp.	5,119,412	158,827,779
EOG Resources, Inc.	68,600	2,738,512
Exxon Mobil Corp.	398,742	13,932,045
Murphy Oil Corp.	416,800	17,859,880
Niko Resources Ltd.	2,100	34,459
Noble Energy, Inc.	126,600	4,753,830
Petro-Canada	91,300	2,840,096
Pogo Producing Co.	144,700	5,390,075
Premcor, Inc.	220,200	4,895,046
Suncor Energy, Inc.	983,580	15,451,521
Talisman Energy, Inc.	212,870	7,696,788
Thunder Energy, Inc. (a)	44,400	155,314
TotalFinaElf SA sponsored ADR	265,800	19,004,700
Valero Energy Corp.	2,100	77,574
XTO Energy, Inc.	74,000	1,827,800
		317,838,255
TOTAL ENERGY		351,441,024
FINANCIALS - 17.6%
Banks - 5.7%
Allied Irish Banks PLC	317,900	4,365,623
Australia & New Zealand Banking Group Ltd.	686,261	6,681,405
Bank of America Corp.	203,500	14,157,495
Bank of Ireland	2,080,540	21,384,874
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Bank One Corp.	505,600	$ 18,479,680
Commerce Bancorp, Inc., New Jersey	1,118,817	48,321,706
Danske Bank AS	70,200	1,161,381
Fifth Third Bancorp	2,075,980	121,548,629
First BanCorp Puerto Rico	5,400	122,040
First Community Bancorp, California	25,700	846,327
Golden West Financial Corp., Delaware	784,500	56,334,945
Lloyds TSB Group PLC	21,500	154,469
M&T Bank Corp.	369,300	29,303,955
National Australia Bank Ltd.	255,000	4,543,211
NetBank, Inc. (a)	8,300	80,344
North Fork Bancorp, Inc. New York	742,900	25,065,446
Popular, Inc.	87,500	2,957,500
Royal Bank of Scotland Group PLC	2,246,169	53,841,102
SouthTrust Corp.	725,000	18,016,250
Texas Regional Bancshares, Inc. Class A	11,700	415,830
W Holding Co., Inc.	212,750	3,491,228
Wells Fargo & Co.	21,300	998,331
		432,271,771
Diversified Financials - 2.3%
Bear Stearns Companies, Inc.	10,100	599,940
Doral Financial Corp.	509,850	14,581,710
Fannie Mae	371,700	23,911,461
MBNA Corp.	85,050	1,617,651
Merrill Lynch & Co., Inc.	654,400	24,834,480
Moody's Corp.	746,200	30,810,598
SLM Corp.	774,700	80,460,342
		176,816,182
Insurance - 9.4%
ACE Ltd.	313,400	9,195,156
AFLAC, Inc.	312,500	9,412,500
Allstate Corp.	1,067,200	39,475,728
American International Group, Inc.	1,998,814	115,631,390
Arch Capital Group Ltd. (a)	142,600	4,444,842
Berkshire Hathaway, Inc.:
Class A (a)	3,219	234,182,250
Class B (a)	2,900	7,026,700
Brown & Brown, Inc.	74,800	2,417,536
Cincinnati Financial Corp.	269,100	10,104,705
Commerce Group, Inc., Massachusetts	6,200	232,438
Everest Re Group Ltd.	665,380	36,795,514
IPC Holdings Ltd. (a)	151,600	4,781,464
Markel Corp. (a)	37,950	7,798,725
MetLife, Inc.	495,800	13,406,432
Montpelier Re Holdings Ltd.	581,600	16,750,080
Ohio Casualty Corp. (a)	150,900	1,954,155
Old Republic International Corp.	86,300	2,416,400
PartnerRe Ltd.	416,400	21,577,848
Progressive Corp.	234,900	11,658,087

	Shares	Value (Note 1)
RenaissanceRe Holdings Ltd.	652,265	$ 25,829,694
SAFECO Corp.	425,800	14,762,486
The Chubb Corp.	370,400	19,334,880
The PMI Group, Inc.	116,400	3,496,656
Travelers Property Casualty Corp. Class A	1,142,604	16,739,149
Unitrin, Inc.	130,100	3,801,522
USI Holdings Corp.	320,000	3,760,000
W.R. Berkley Corp.	132,300	5,240,403
Willis Group Holdings Ltd. (a)	1,192,200	34,180,374
XL Capital Ltd. Class A	384,800	29,725,800
Zenith National Insurance Corp.	216,100	5,082,672
		711,215,586
Real Estate - 0.2%
Duke Realty Corp.	74,152	1,887,168
Equity Residential (SBI)	340,500	8,369,490
ResortQuest International, Inc. (a)	192,100	724,217
		10,980,875
TOTAL FINANCIALS		1,331,284,414
HEALTH CARE - 15.1%
Biotechnology - 0.6%
Affymetrix, Inc. (a)	11,700	267,813
Amylin Pharmaceuticals, Inc. (a)	365,500	5,899,170
Charles River Labs International, Inc. (a)	293,000	11,274,640
Genentech, Inc. (a)	26,900	892,004
Gilead Sciences, Inc. (a)	539,880	18,355,920
IDEXX Laboratories, Inc. (a)	31,050	1,019,993
MedImmune, Inc. (a)	85,900	2,333,903
Neurocrine Biosciences, Inc. (a)	143,600	6,556,776
		46,600,219
Health Care Equipment & Supplies - 4.9%
Advanced Neuromodulation Systems, Inc. (a)	43,300	1,519,830
Alcon, Inc.	914,900	36,092,805
American Medical Systems Holdings, Inc. (a)	98,800	1,601,548
Bio-Rad Laboratories, Inc. Class A (a)	81,000	3,134,700
Biomet, Inc.	224,700	6,439,902
Biosite, Inc. (a)	127,100	4,323,942
Boston Scientific Corp. (a)	1,002,000	42,605,040
Centerpulse AG (Reg.) (a)	11,760	2,051,509
CTI Molecular Imaging, Inc.	535,900	13,215,294
Cytyc Corp. (a)	60,000	612,000
DENTSPLY International, Inc.	1,060,262	39,441,746
Edwards Lifesciences Corp. (a)	59,400	1,512,918
ICU Medical, Inc. (a)	29,250	1,091,025
Medtronic, Inc.	191,000	8,709,600
Mentor Corp.	26,700	1,027,950
Nobel Biocare Holding AG (Switzerland) (a)	61,120	3,933,093
Smith & Nephew PLC	9,900,953	60,687,639
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
St. Jude Medical, Inc. (a)	321,776	$ 12,780,943
Steris Corp. (a)	115,000	2,788,750
Stryker Corp.	186,500	12,517,880
Varian Medical Systems, Inc. (a)	384,700	19,081,120
Zimmer Holdings, Inc. (a)	2,281,002	94,707,203
		369,876,437
Health Care Providers & Services - 5.7%
Accredo Health, Inc. (a)	85,450	3,012,113
Advisory Board Co. (a)	149,700	4,476,030
AMN Healthcare Services, Inc. (a)	254,200	4,298,522
Anthem, Inc. (a)	116,107	7,303,130
Caremark Rx, Inc. (a)	166,164	2,700,165
Covance, Inc. (a)	4,400	108,196
HCA, Inc.	1,465,216	60,806,464
Health Management Associates, Inc. Class A	2,613,090	46,774,311
Inveresk Research Group, Inc.	21,300	459,654
Mid Atlantic Medical Services, Inc. (a)	33,400	1,082,160
Odyssey Healthcare, Inc. (a)	19,700	683,590
Patterson Dental Co. (a)	1,426,500	62,395,110
PDI, Inc. (a)	9,500	102,515
Tenet Healthcare Corp. (a)	2,279,850	37,389,540
UnitedHealth Group, Inc.	1,966,100	164,169,350
WebMD Corp. (a)	1,442,800	12,335,940
Wellpoint Health Networks, Inc. (a)	322,196	22,927,467
		431,024,257
Pharmaceuticals - 3.9%
Altana AG	37,550	1,714,933
Aventis SA (France)	167,500	9,076,825
Barr Laboratories, Inc. (a)	28,600	1,861,574
Biovail Corp. (a)	106,290	2,843,999
Eli Lilly & Co.	7,500	476,250
Forest Laboratories, Inc. (a)	128,000	12,572,160
InterMune, Inc. (a)	19,000	484,690
Johnson & Johnson	2,126,750	114,227,743
King Pharmaceuticals, Inc. (a)	42,900	737,451
Merck & Co., Inc.	545,100	30,858,111
Novo-Nordisk AS Series B	158,500	4,583,257
Pfizer, Inc.	2,613,565	79,896,682
Schering AG	74,900	3,259,525
Schering-Plough Corp.	144,500	3,207,900
Teva Pharmaceutical Industries Ltd. sponsored ADR	724,100	27,957,501
Wyeth	33,600	1,256,640
		295,015,241
TOTAL HEALTH CARE		1,142,516,154

	Shares	Value (Note 1)
INDUSTRIALS - 13.4%
Aerospace & Defense - 3.9%
Lockheed Martin Corp.	4,912,940	$ 283,722,281
MTC Technologies, Inc.	67,300	1,702,690
United Defense Industries, Inc.	40,600	945,980
Veridian Corp.	369,000	7,874,460
		294,245,411
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	1,222,516	38,142,499
CNF, Inc.	56,100	1,864,764
Expeditors International of Washington, Inc.	13,600	444,040
United Parcel Service, Inc. Class B	370,200	23,352,216
UTI Worldwide, Inc.	20,100	527,625
		64,331,144
Airlines - 1.4%
JetBlue Airways Corp.	789,030	21,303,810
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/04 (a)	192,400	1,363,505
sponsored ADR (a)	2,051,620	80,341,439
Southwest Airlines Co.	124,130	1,725,407
		104,734,161
Building Products - 0.1%
American Standard Companies, Inc. (a)	53,500	3,805,990
Commercial Services & Supplies - 2.4%
Apollo Group, Inc. Class A (a)	610,000	26,840,000
Aramark Corp. Class B	307,550	7,227,425
Avery Dennison Corp.	192,700	11,770,116
Brambles Industries Ltd.	478,613	1,262,296
Carlisle Holdings Ltd. (non-vtg.) (a)	205,500	565,125
Cintas Corp.	22,100	1,011,075
Corinthian Colleges, Inc. (a)	533,141	20,184,718
Corporate Executive Board Co. (a)	23,400	746,928
Dun & Bradstreet Corp. (a)	50,100	1,727,949
Education Management Corp. (a)	42,400	1,594,240
First Data Corp.	2,483,000	87,923,030
H&R Block, Inc.	405,200	16,289,040
Hewitt Associates, Inc.	166,100	5,263,709
Ionics, Inc. (a)	42,800	975,840
		183,381,491
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	307,020	10,929,912
Electrical Equipment - 0.1%
American Power Conversion Corp. (a)	374,600	5,675,190
Cooper Industries Ltd. Class A	64,700	2,358,315
		8,033,505
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 3.1%
3M Co.	1,825,510	$ 225,085,383
Tomkins PLC	1,398,900	4,281,627
Tyco International Ltd.	112,500	1,921,500
		231,288,510
Machinery - 0.7%
AGCO Corp. (a)	63,800	1,409,980
Danaher Corp.	668,022	43,889,045
Deere & Co.	117,800	5,401,130
Donaldson Co., Inc.	21,900	788,400
PACCAR, Inc.	2,070	95,489
SPX Corp. (a)	29,900	1,119,755
		52,703,799
Road & Rail - 0.8%
Arkansas Best Corp. (a)	20,130	522,998
Canadian National Railway Co.	454,050	18,848,721
Canadian Pacific Railway Ltd.	59,050	1,169,883
Heartland Express, Inc.	390,200	8,939,872
Knight Transportation, Inc. (a)	157,900	3,315,900
Landstar System, Inc. (a)	129,900	7,580,964
Norfolk Southern Corp.	59,200	1,183,408
P.A.M. Transportation Services, Inc. (a)	49,997	1,260,424
Swift Transportation Co., Inc. (a)	876,214	17,540,052
Werner Enterprises, Inc.	62,700	1,349,931
		61,712,153
Trading Companies & Distributors - 0.0%
Fastenal Co.	15,912	594,950
MSC Industrial Direct, Inc. Class A (a)	2,300	40,825
		635,775
TOTAL INDUSTRIALS		1,015,801,851
INFORMATION TECHNOLOGY - 3.0%
Communications Equipment - 0.1%
CIENA Corp. (a)	429,300	2,206,602
Cisco Systems, Inc. (a)	21,400	280,340
Comverse Technology, Inc. (a)	27,900	279,558
Motorola, Inc.	215,000	1,859,750
Netscreen Technologies, Inc.	142,800	2,404,752
Nokia Corp. sponsored ADR	21,500	333,250
Sycamore Networks, Inc. (a)	384,500	1,111,205
		8,475,457
Computers & Peripherals - 0.2%
Dell Computer Corp. (a)	219,445	5,867,959
Lexmark International, Inc. Class A (a)	32,300	1,954,150
Logitech International SA (Reg.) (a)	219,903	6,566,051
SanDisk Corp. (a)	109,900	2,230,970
		16,619,130

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.3%
Amphenol Corp. Class A (a)	4,675	$ 177,650
Flir Systems, Inc. (a)	395,500	19,300,400
Symbol Technologies, Inc.	166,000	1,364,520
Thermo Electron Corp. (a)	53,732	1,081,088
Waters Corp. (a)	59,300	1,291,554
		23,215,212
Internet Software & Services - 0.5%
Expedia, Inc. (a)	108,200	7,241,848
Keynote Systems, Inc. (a)	520,000	4,014,400
PEC Solutions, Inc. (a)	16,100	481,390
WebEx Communications, Inc. (a)	316,592	4,748,880
Yahoo!, Inc. (a)	1,243,900	20,337,765
		36,824,283
IT Consulting & Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	155,000	8,160,750
Anteon International Corp.	143,400	3,441,600
CACI International, Inc. Class A (a)	21,400	762,696
Cognizant Technology Solutions Corp. Class A (a)	24,000	1,733,520
ManTech International Corp. Class A	138,100	2,633,567
SRA International, Inc. Class A	120,400	3,261,636
		19,993,769
Office Electronics - 0.1%
Canon, Inc.	107,000	3,942,950
Zebra Technologies Corp. Class A (a)	68,000	3,896,400
		7,839,350
Semiconductor Equipment & Products - 0.5%
Linear Technology Corp.	2,100	54,012
Microchip Technology, Inc.	342,500	8,374,125
NVIDIA Corp. (a)	56,500	650,315
O2Micro International Ltd. (a)	118,200	1,152,332
Samsung Electronics Co. Ltd.	117,600	31,133,940
Silicon Laboratories, Inc. (a)	1,800	34,344
Skyworks Solutions, Inc. (a)	106,900	921,478
STMicroelectronics NV (NY Shares)	4,200	81,942
		42,402,488
Software - 1.0%
Adobe Systems, Inc.	43,800	1,086,284
Agile Software Corp. (a)	31,100	240,714
BEA Systems, Inc. (a)	218,700	2,508,489
Business Objects SA sponsored ADR (a)	21,500	322,500
Cadence Design Systems, Inc. (a)	48,100	567,099
Check Point Software Technologies Ltd. (a)	188,400	2,443,548
Citrix Systems, Inc. (a)	542,200	6,679,904
Electronic Arts, Inc. (a)	194,916	9,700,969
Microsoft Corp. (a)	136,200	7,041,540
Network Associates, Inc. (a)	1,103,700	17,758,533
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Symantec Corp. (a)	624,641	$ 25,304,207
Verisity Ltd. (a)	31,200	594,672
		74,248,459
TOTAL INFORMATION TECHNOLOGY		229,618,148
MATERIALS - 6.1%
Chemicals - 0.7%
Dow Chemical Co.	128,900	3,828,330
Ecolab, Inc.	447,900	22,171,050
Ferro Corp.	81,900	2,000,817
Methanex Corp.	423,770	3,584,647
Sigma Aldrich Corp.	15,400	749,980
Syngenta AG sponsored ADR	182,900	2,107,008
The Scotts Co. Class A (a)	35,500	1,740,920
Valspar Corp.	310,800	13,731,144
		49,913,896
Construction Materials - 0.1%
Florida Rock Industries, Inc.	87,400	3,325,570
Lafarge North America, Inc.	26	854
Vulcan Materials Co.	87,900	3,296,250
		6,622,674
Containers & Packaging - 0.1%
Ball Corp.	74,939	3,836,127
Bemis Co., Inc.	32,000	1,588,160
Peak International Ltd. (a)	200,000	758,000
		6,182,287
Metals & Mining - 5.1%
Aber Diamond Corp. (a)	287,000	5,612,956
Agnico-Eagle Mines Ltd.	305,300	4,530,083
Alcoa, Inc.	95,400	2,173,212
Anglo American PLC ADR	1,054,300	15,392,780
Anglogold Ltd. sponsored ADR	212,900	7,293,954
BHP Billiton PLC	316,879	1,693,452
Compania de Minas Buenaventura SA sponsored ADR	643,400	16,979,326
Echo Bay Mines Ltd. (a)	6,057,600	7,551,292
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,452,992	24,381,206
Glamis Gold Ltd. (a)	201,200	2,277,784
Gold Fields Ltd. New	2,516,072	35,199,467
Goldcorp, Inc.	3,956,160	50,474,190
Harmony Gold Mining Co. Ltd.	792,358	13,590,412
Impala Platinum Holdings Ltd.	105,500	6,708,768
Inco Ltd. (a)	91,200	1,936,180
Kinross Gold Corp. (a)	871,200	2,144,339
Kumba Resources Ltd.	1,657,635	6,295,551
Liquidmetal Technologies	322,300	3,313,244
Meridian Gold, Inc. (a)	674,500	11,900,165
Newcrest Mining Ltd.	745,700	3,012,837

	Shares	Value (Note 1)
Newmont Mining Corp. Holding Co.	3,033,001	$ 88,048,019
Newmont Mining Corp. Holding Co. unit	1,309,031	3,775,653
Nucor Corp.	4,600	189,980
Pechiney SA Series A	55,120	1,935,189
Rio Tinto PLC (Reg.)	2,837,200	56,673,524
SouthernEra Resources Ltd. (a)	236,100	986,566
TVX Gold, Inc. (a)	258,000	4,100,630
Xstrata PLC (a)	574,400	6,005,203
		384,175,962
Paper & Forest Products - 0.1%
Bowater, Inc.	21,500	901,925
Sappi Ltd.	746,991	9,979,636
		10,881,561
TOTAL MATERIALS		457,776,380
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.1%
AT&T Corp.	420	10,966
CenturyTel, Inc.	128,500	3,775,330
Swisscom AG sponsored ADR	170,500	4,860,955
		8,647,251
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	483,800	5,587,890
Triton PCS Holdings, Inc. Class A (a)	236,800	930,624
Vimpel Communications sponsored ADR (a)	133,000	4,257,330
Vodafone Group PLC sponsored ADR	874,600	15,847,752
		26,623,596
TOTAL TELECOMMUNICATION SERVICES		35,270,847
UTILITIES - 0.1%
Electric Utilities - 0.1%
DTE Energy Co.	109,300	5,071,520
Southern Co.	79,540	2,258,141
		7,329,661
Multi-Utilities & Unregulated Power - 0.0%
Equitable Resources, Inc.	38,300	1,342,032
SCANA Corp.	29,200	904,032
		2,246,064
TOTAL UTILITIES		9,575,725
TOTAL COMMON STOCKS (Cost $6,158,727,575)		6,773,574,029
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Diversified Financials - 0.0%
Xerox Capital Trust II $3.75 (c)	38,000	2,030,416
Convertible Preferred Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 0.1%
St. Paul Companies, Inc. $4.50	115,700	$ 7,621,738
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $9,569,049)	9,652,154
Convertible Bonds - 0.4%
	Principal Amount
INFORMATION TECHNOLOGY - 0.1%
Semiconductor Equipment & Products - 0.1%
Burr-Brown Corp. 4.25% 2/15/07	$ 430,000	431,634
LSI Logic Corp.:
4% 2/15/05	3,940,000	3,491,825
4% 11/1/06	7,270,000	5,925,050
		9,848,509
MATERIALS - 0.2%
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 1/31/06 (c)	5,025,000	7,170,047
8.25% 1/31/06	3,440,000	4,908,450
		12,078,497
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	11,480,000	8,251,824
TOTAL CONVERTIBLE BONDS (Cost $25,642,950)		30,178,830
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 1.18% to 1.38% 1/30/03 to 2/27/03 (d)	3,250,000	3,246,589
U.S. Treasury Bonds 6.875% 8/15/25	8,800,000	11,130,284
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,688,902)		14,376,873
Floating Rate Loans - 0.1%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche B term loan 4.085% 9/30/10 (e)	$ 2,000,000	$ 1,930,000
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Nextel Finance Co.:
Tranche B term loan 4.817% 6/30/08 (e)	3,381,525	3,111,003
Tranche C term loan 5.067% 12/31/08 (e)	3,381,525	3,111,003
		6,222,006
TOTAL FLOATING RATE LOANS (Cost $7,600,314)		8,152,006
Money Market Funds - 10.7%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	723,801,350	723,801,350
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	86,511,332	86,511,332
TOTAL MONEY MARKET FUNDS (Cost $810,312,682)		810,312,682
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $7,024,541,472)	7,646,246,574
NET OTHER ASSETS - (0.9)%	(66,569,306)
NET ASSETS - 100%	$ 7,579,677,268
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
238 S&P 500 Index Contracts	March 2003	$ 52,294,550	$ (1,225,140)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,200,463 or 0.1% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,902,038.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $6,315,332,295 and $6,790,730,011, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $7,487,109, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $469,074 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows (unaudited):
United States of America	80.5%
United Kingdom	5.2
Canada	4.7
Bermuda	2.1
Japan	1.6
Ireland	1.5
South Africa	1.1
Switzerland	1.0
Others (individually less than 1%)	2.3
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $8,152,006 or 0.1% of net assets.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $1,338,657,000 of which $675,098,000 and $663,559,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $82,403,118) (cost $7,024,541,472) - See accompanying schedule		$ 7,646,246,574
Cash		16,913
Foreign currency held at value (cost $14,673)		15,060
Receivable for investments sold		36,346,488
Receivable for fund shares sold		7,511,272
Dividends receivable		4,940,154
Interest receivable		1,746,908
Receivable for daily variation on futures contracts		61,199
Other receivables		352,607
Total assets		7,697,237,175

Liabilities
Payable for investments purchased	$ 19,174,875
Payable for fund shares redeemed	7,627,424
Accrued management fee	3,689,809
Distribution fees payable	187,088
Other payables and accrued expenses	369,379
Collateral on securities loaned, at value	86,511,332
Total liabilities		117,559,907

Net Assets		$ 7,579,677,268
Net Assets consist of:
Paid in capital		$ 8,294,431,991
Undistributed net investment income		34,847,840
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,370,107,847)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		620,505,284
Net Assets		$ 7,579,677,268

Initial Class: Net Asset Value, offering price and redemption price per share ($5,956,027,805 ÷ 329,079,302 shares)		$ 18.10

Service Class: Net Asset Value, offering price and redemption price per share ($1,183,683,146 ÷ 65,610,667 shares)		$ 18.04

Service Class 2: Net Asset Value, offering price and redemption price per share ($439,156,696 ÷ 24,460,629 shares)		$ 17.95

Service Class 2R: Net Asset Value, offering price and redemption price per share ($809,621 ÷ 45,096 shares)		$ 17.95

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 75,317,392
Interest		15,897,343
Security lending		894,361
Total income		92,109,096

Expenses
Management fee	$ 47,191,802
Transfer agent fees	5,565,437
Distribution fees	2,033,478
Accounting and security lending fees	822,521
Non-interested trustees' compensation	26,507
Custodian fees and expenses	703,353
Audit	53,500
Legal	50,490
Miscellaneous	472,136
Total expenses before reductions	56,919,224
Expense reductions	(2,888,295)	54,030,929
Net investment income (loss)		38,078,167
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(629,371,715)
Foreign currency transactions	465,862
Futures contracts	(8,604,867)
Total net realized gain (loss)		(637,510,720)
Change in net unrealized appreciation (depreciation) on: Investment securities	(205,874,007)
Assets and liabilities in foreign currencies	10,295
Futures contracts	(1,225,140)
Total change in net unrealized appreciation (depreciation)		(207,088,852)
Net gain (loss)		(844,599,572)
Net increase (decrease) in net assets resulting from operations		$ (806,521,405)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,078,167	$ 65,026,266
Net realized gain (loss)	(637,510,720)	(610,968,922)
Change in net unrealized appreciation (depreciation)	(207,088,852)	(676,288,551)
Net increase (decrease) in net assets resulting from operations	(806,521,405)	(1,222,231,207)
Distributions to shareholders from net investment income	(65,347,191)	(69,399,586)
Distributions to shareholders from net realized gain	-	(248,845,348)
Total distributions	(65,347,191)	(318,244,934)
Share transactions - net increase (decrease)	46,140,066	102,246,420
Redemption fees	49	-
Total increase (decrease) in net assets	(825,728,481)	(1,438,229,721)
Net Assets
Beginning of period	8,405,405,749	9,843,635,470
End of period (including undistributed net investment income of $34,847,840 and undistributed net investment income of $62,524,412, respectively)	$ 7,579,677,268	$ 8,405,405,749
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
Shares Sold	56,833,322	17,332,750	16,787,773	45,893
Reinvested	2,820,242	432,111	91,835	-
Redeemed	(77,031,143)	(12,025,142)	(4,005,858)	(797)
Net increase (decrease)	(17,377,579)	5,739,719	12,873,750	45,096
Dollars Sold	$ 1,102,958,554	$ 329,197,923	$ 318,907,897	$ 843,220
Reinvested	55,135,751	8,426,160	1,785,280	-
Redeemed	(1,469,720,893)	(226,436,407)	(74,942,997)	(14,422)
Net increase (decrease)	$ (311,626,588)	$ 111,187,676	$ 245,750,180	$ 828,798
Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	46,135,846	13,891,953	9,228,820
Reinvested	12,488,712	1,820,820	134,574
Redeemed	(70,827,054)	(8,440,108)	(1,242,618)
Net increase (decrease)	(12,202,496)	7,272,665	8,120,776
Dollars Sold	$ 938,388,669	$ 284,903,951	$ 185,001,257
Reinvested	275,251,203	40,039,821	2,953,910
Redeemed	(1,431,503,158)	(168,326,292)	(24,462,941)
Net increase (decrease)	$ (217,863,286)	$ 156,617,480	$ 163,492,226
Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -
From net realized gain	-	-	-	-
Total	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 60,769,746	$ 8,007,964	$ 621,876
From net realized gain	214,481,457	32,031,857	2,332,034
Total	$ 275,251,203	$ 40,039,821	$ 2,953,910

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.13	$ 23.75	$ 29.15	$ 24.44	$ 19.94
Income from Investment Operations
Net investment income (loss)C	.10	.16	.17	.12	.13
Net realized and unrealized gain (loss)	(1.97)	(3.01)	(1.84)	5.59	5.54
Total from investment operations	(1.87)	(2.85)	(1.67)	5.71	5.67
Distributions from net investment income	(.16)	(.17)	(.11)	(.12)	(.14)
Distributions from net realized gain	-	(.60)	(3.62)	(.88)	(1.03)
Total distributions	(.16)	(.77)	(3.73)	(1.00)	(1.17)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.10	$ 20.13	$ 23.75	$ 29.15	$ 24.44
Total ReturnA,B	(9.35)%	(12.28)%	(6.58)%	24.25%	29.98%
Ratios to Average Net AssetsD
Expenses before expense reductions	.68%	.68%	.66%	.67%	.70%
Expenses net of voluntary waivers, if any	.68%	.68%	.66%	.67%	.70%
Expenses net of all reductions	.64%	.64%	.63%	.65%	.66%
Net investment income (loss)	.50%	.77%	.69%	.48%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,956,028	$ 6,972,615	$ 8,516,464	$ 9,005,129	$ 6,388,592
Portfolio turnover rate	84%	140%	177%	172%	201%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.06	$ 23.67	$ 29.10	$ 24.42	$ 19.93
Income from Investment Operations
Net investment income (loss)C	.08	.14	.15	.10	.11
Net realized and unrealized gain (loss)	(1.96)	(3.00)	(1.85)	5.58	5.55
Total from investment operations	(1.88)	(2.86)	(1.70)	5.68	5.66
Distributions from net investment income	(.14)	(.15)	(.11)	(.12)	(.14)
Distributions from net realized gain	-	(.60)	(3.62)	(.88)	(1.03)
Total distributions	(.14)	(.75)	(3.73)	(1.00)	(1.17)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.04	$ 20.06	$ 23.67	$ 29.10	$ 24.42
Total ReturnA,B	(9.42)%	(12.36)%	(6.71)%	24.15%	29.94%
Ratios to Average Net AssetsD
Expenses before expense reductions	.78%	.78%	.76%	.78%	.80%
Expenses net of voluntary waivers, if any	.78%	.78%	.76%	.78%	.80%
Expenses net of all reductions	.74%	.74%	.74%	.75%	.75%
Net investment income (loss)	.39%	.67%	.59%	.37%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,183,683	$ 1,201,105	$ 1,245,222	$ 775,216	$ 152,553
Portfolio turnover rate	84%	140%	177%	172%	201%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 23.64	$ 28.20
Income from Investment Operations
Net investment income (loss)E	.05	.10	.10
Net realized and unrealized gain (loss)	(1.96)	(2.98)	(.93)
Total from investment operations	(1.91)	(2.88)	(.83)
Distributions from net investment income	(.14)	(.16)	(.11)
Distributions from net realized gain	-	(.60)	(3.62)
Total distributions	(.14)	(.76)	(3.73)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 17.95	$ 20.00	$ 23.64
Total ReturnB,C,D	(9.60)%	(12.47)%	(3.86)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.93%	.94%	.92%A
Expenses net of voluntary waivers, if any	.93%	.94%	.92%A
Expenses net of all reductions	.90%	.90%	.90%A
Net investment income (loss)	.24%	.52%	.43%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 439,157	$ 231,686	$ 81,950
Portfolio turnover rate	84%	140%	177%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.49
Income from Investment Operations
Net investment income (loss)E	.03
Net realized and unrealized gain (loss)	(2.57)
Total from investment operations	(2.54)
Redemption fees added to paid in capitalE	-
Net asset value, end of period	$ 17.95
Total ReturnB,C,D	(12.40)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.96%A
Expenses net of voluntary waivers, if any	.96%A
Expenses net of all reductions	.92%A
Net investment income (loss)	.23%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 810
Portfolio turnover rate	84%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class 2R

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns from November 3, 1997 to January 12, 2000 are those of Service Class, which reflect a different 12b-1 fee. Service Class 2R returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Equity-Income - Service Class 2R	-17.20%	0.11%	9.68%
Russell 3000® Value	-15.18%	1.19%	10.74%
Variable Annuity Equity Income Objective Funds Average	-16.75%	0.52%	8.53%
Variable Annuity Equity Income Classification Funds Average	-16.75%	0.52%	8.53%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Equity-Income Portfolio - Service Class 2R on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Semia

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Stephen Petersen, Portfolio Manager of Fidelity Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. For the 12-month period ending December 31, 2002, the fund underperformed the Russell 3000 Value Index and the Lipper Inc. variable annuity equity income objective funds average, which fell 15.18% and 16.75%, respectively. The fund invests primarily in large-cap stocks and keeps a very low percentage of its assets in cash or fixed-income securities. During the period, its focus on large-cap stocks hurt its performance relative to the Russell index because, in addition to large-caps, the index also incorporates small- and mid-cap stocks, which held up comparatively well. Though some competitors held a component of fixed-income securities - which generally performed better than equities - the fund only modestly underperformed the Lipper average.

Q. Why was this such a difficult period for equity investors?

A. Concerns about the slow economy, corporate governance and the threat of war with Iraq continued to haunt the equity markets, even in the face of such good news as low interest rates and slowly improving business fundamentals. Though there appeared to be some indications during the latter part of the year that the economy was improving, negative sentiment about credit quality and the ability of companies to raise capital drove stock prices lower in December.

Q. What strategies did you pursue in this tough investing climate?

A. I kept the fund's sector weightings relatively constant and focused on stocks of companies that were attractively valued and paid dividends. With widespread weakness, especially during the second half of the year, I found attractively valued stocks and added to holdings or started new positions across a wide spectrum of industries and sectors. Energy stocks had particularly attractive valuations in an improving environment of rising demand. I also focused on financial stocks, which represented by far the largest sector weighting in the portfolio at the end of the period and which generally delivered modestly positive performance, benefiting from low interest rates among other factors. Unfortunately though, the fund held a number of companies that were negatively affected by the fallout from the Enron scandal. In addition, our pharmaceutical holdings were hurt by investors' concerns that the industry's future growth could be slower than in the past.

Q. Which stocks helped the fund's performance?

A. Oil company TotalFinaElf had a number of development projects that led to more and faster production, increasing its volume growth and helping its stock performance. Entergy, an electric utility company, was one of the best-performing utilities during the period. It wisely avoided overextending itself, while many competitors fell into the trap of creating excess capacity that lowered prices and ultimately cut into revenues. Financial holdings Bank of America and Wells Fargo enjoyed modestly positive performance, helped by an improving environment for banks due to better-than-expected credit trends. Bank of America, one of the fund's larger holdings, also successfully cut costs and streamlined operations following its merger with NationsBank, and it avoided the riskier lending practices that came back to haunt competitors when the economy slowed.

Q. Which stocks detracted from performance?

A. Citigroup, J.P. Morgan Chase and Bank of New York all performed poorly, as their extensive capital market operations came under pressure during the year. Additionally, J.P. Morgan Chase was hurt by skewing its large investment portfolio toward the struggling technology and telecommunications sectors. Furthermore, its global banking activity was hampered by Argentina's economic problems and similar concerns in other South American countries. Tyco International got caught in the fallout from the Enron scandal and was punished by investors for its aggressive accounting practices. However, Tyco's top management has been replaced, due to alleged financial improprieties both inside and outside the company. Its new management recently completed an internal audit, putting in place more conservative accounting practices. I'm still holding this stock, which has recently rebounded off its lows.

Q. What's your outlook for the coming months, Steve?

A. Everything I see indicates a very gradual improvement in the investing environment. The economy's underlying fundamentals appear to be slowly but surely improving. Many companies have experienced positive business trends and increased demand for products and services. Interest rates remain low, and the government continues to take steps to actively stimulate the economy and provide liquidity. We seem to be working though the crisis in confidence about corporate governance. Consumer spending still is strong for big-ticket items, although there are questions about how long that can continue. While there's still some skepticism about prospects for continued improvement, a market climbs a wall of worry, as they say. Overall, I'm optimistic about finding good opportunities in this type of climate.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks reasonable income while achieving a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of December 31, 2002, more than
$8 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

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Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Exxon Mobil Corp.	3.3
Fannie Mae	2.9
Citigroup, Inc.	2.9
American International Group, Inc.	2.2
Bank of America Corp.	2.2
13.5
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	28.9
Energy	12.9
Industrials	12.1
Consumer Discretionary	11.8
Health Care	6.9
Asset Allocation as of December 31, 2002
% of fund's net assets*
Stocks	98.1%
Bonds	1.9%
* Foreign investments	8.8%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.9%
Automobiles - 0.4%
General Motors Corp.	836,900	$ 30,848,134
Hotels, Restaurants & Leisure - 1.7%
Hilton Hotels Corp.	366,700	4,660,757
Mandalay Resort Group (a)	632,200	19,351,642
McDonald's Corp.	2,746,200	44,158,896
MGM Mirage, Inc. (a)	1,314,470	43,338,076
Park Place Entertainment Corp. (a)	2,509,000	21,075,600
Six Flags, Inc. (a)	1,364,556	7,791,615
		140,376,586
Household Durables - 1.2%
Black & Decker Corp.	595,500	25,540,995
Maytag Corp.	907,120	25,852,920
Snap-On, Inc.	801,000	22,516,110
Whirlpool Corp.	351,400	18,350,108
		92,260,133
Media - 4.6%
AOL Time Warner, Inc. (a)	4,297,010	56,290,831
Clear Channel Communications, Inc. (a)	1,408,800	52,534,152
Comcast Corp. Class A (a)	1,563,191	36,844,412
Fox Entertainment Group, Inc. Class A (a)	865,200	22,434,636
Liberty Media Corp. Class A (a)	2,193,776	19,612,357
News Corp. Ltd.:
ADR	234,034	6,143,393
sponsored ADR	303,867	6,882,588
Reader's Digest Association, Inc. (non-vtg.)	1,243,903	18,782,935
Tribune Co.	330,500	15,024,530
Viacom, Inc. Class B (non-vtg.) (a)	2,810,218	114,544,486
Walt Disney Co.	1,192,000	19,441,520
		368,535,840
Multiline Retail - 0.8%
Big Lots, Inc. (a)	787,756	10,422,015
Federated Department Stores, Inc. (a)	953,000	27,408,280
Target Corp.	970,700	29,121,000
		66,951,295
Specialty Retail - 2.1%
AutoNation, Inc. (a)	225,900	2,837,304
Charming Shoppes, Inc. (a)	660,400	2,760,472
Gap, Inc.	3,209,600	49,812,992
Limited Brands, Inc.	2,698,200	37,585,926
Office Depot, Inc. (a)	765,400	11,297,304
RadioShack Corp.	1,056,100	19,791,314
Staples, Inc. (a)	2,586,962	47,341,405
		171,426,717

	Shares	Value (Note 1)
Textiles Apparel & Luxury Goods - 0.1%
Jones Apparel Group, Inc. (a)	244,400	$ 8,661,536
TOTAL CONSUMER DISCRETIONARY		879,060,241
CONSUMER STAPLES - 6.6%
Beverages - 0.6%
PepsiCo, Inc.	563,400	23,786,748
The Coca-Cola Co.	551,500	24,166,730
		47,953,478
Food & Drug Retailing - 1.0%
Albertson's, Inc.	1,378,200	30,678,732
CVS Corp.	2,031,200	50,719,064
		81,397,796
Food Products - 0.8%
Dean Foods Co. (a)	362,500	13,448,750
Fresh Del Monte Produce, Inc.	502,000	9,492,820
Hershey Foods Corp.	133,200	8,983,008
Kraft Foods, Inc. Class A	624,400	24,307,892
Tyson Foods, Inc. Class A	888,700	9,971,214
Unilever PLC sponsored ADR	65,600	2,509,200
		68,712,884
Household Products - 1.5%
Colgate-Palmolive Co.	567,400	29,748,782
Kimberly-Clark Corp.	1,149,900	54,585,753
Procter & Gamble Co.	394,800	33,929,112
		118,263,647
Personal Products - 1.3%
Gillette Co.	3,383,620	102,726,703
Tobacco - 1.4%
Loews Corp. - Carolina Group	215,200	4,362,104
Philip Morris Companies, Inc.	2,766,500	112,126,245
		116,488,349
TOTAL CONSUMER STAPLES		535,542,857
ENERGY - 12.9%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	1,593,600	51,297,984
BJ Services Co. (a)	508,045	16,414,934
Noble Corp. (a)	511,800	17,989,770
Schlumberger Ltd. (NY Shares)	2,859,600	120,360,564
		206,063,252
Oil & Gas - 10.3%
Anadarko Petroleum Corp.	263,400	12,616,860
Apache Corp.	283,600	16,162,364
BP PLC sponsored ADR	2,675,642	108,764,847
ChevronTexaco Corp.	914,071	60,767,440
ConocoPhillips	1,274,270	61,661,925
Devon Energy Corp.	215,465	9,889,828
Exxon Mobil Corp.	7,611,736	265,954,047
Marathon Oil Corp.	332,600	7,081,054
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Royal Dutch Petroleum Co. (NY Shares)	1,954,000	$ 86,015,080
Sunoco, Inc.	436,200	14,473,116
TotalFinaElf SA:
Series B	405,600	58,000,801
sponsored ADR	1,823,196	130,358,514
		831,745,876
TOTAL ENERGY		1,037,809,128
FINANCIALS - 27.9%
Banks - 9.5%
Bank of America Corp.	2,545,290	177,075,825
Bank of New York Co., Inc.	2,715,900	65,072,964
Bank One Corp.	2,203,338	80,532,004
Comerica, Inc.	1,173,300	50,733,492
FleetBoston Financial Corp.	1,924,100	46,755,630
Huntington Bancshares, Inc.	430,200	8,049,042
Mellon Financial Corp.	1,815,200	47,394,872
PNC Financial Services Group, Inc.	628,300	26,325,770
State Bank of India	463,175	2,730,269
U.S. Bancorp, Delaware	3,313,038	70,302,666
Wachovia Corp.	2,089,475	76,140,469
Wells Fargo & Co.	2,388,300	111,939,621
		763,052,624
Diversified Financials - 12.5%
American Express Co.	2,716,596	96,031,669
Charles Schwab Corp.	3,459,300	37,533,405
CIT Group, Inc.	1,151,000	22,559,600
Citigroup, Inc.	6,573,919	231,336,210
Fannie Mae	3,714,300	238,940,919
Freddie Mac	747,100	44,116,255
Household International, Inc.	1,791,247	49,814,579
J.P. Morgan Chase & Co.	3,757,650	90,183,600
Lehman Brothers Holdings, Inc.	496,900	26,479,801
Merrill Lynch & Co., Inc.	1,681,900	63,828,105
Morgan Stanley	1,783,100	71,181,352
Nomura Holdings, Inc.	2,012,000	22,598,368
Washington Mutual Capital Trust unit (c)	291,400	14,788,550
		1,009,392,413
Insurance - 5.4%
ACE Ltd.	1,333,400	39,121,956
Allstate Corp.	1,434,100	53,047,359
American International Group, Inc.	3,085,250	178,481,713
Aon Corp.	221,300	4,180,357
Hartford Financial Services Group, Inc.	1,393,000	63,283,990
Marsh & McLennan Companies, Inc.	432,100	19,967,341
Prudential Financial, Inc.	304,200	9,655,308
The Chubb Corp.	525,700	27,441,540

	Shares	Value (Note 1)
Travelers Property Casualty Corp.:
Class A	2,246,267	$ 32,907,812
Class B (a)	622,257	9,116,065
		437,203,441
Real Estate - 0.5%
Crescent Real Estate Equities Co.	335,700	5,586,048
Equity Office Properties Trust	317,100	7,921,158
Equity Residential (SBI)	1,208,900	29,714,762
		43,221,968
TOTAL FINANCIALS		2,252,870,446
HEALTH CARE - 6.8%
Health Care Equipment & Supplies - 0.8%
Bausch & Lomb, Inc.	407,800	14,680,800
Baxter International, Inc.	1,192,000	33,376,000
Becton, Dickinson & Co.	611,100	18,754,659
		66,811,459
Health Care Providers & Services - 0.7%
IMS Health, Inc.	1,815,100	29,041,600
McKesson Corp.	673,300	18,199,299
Tenet Healthcare Corp. (a)	354,300	5,810,520
		53,051,419
Pharmaceuticals - 5.3%
Abbott Laboratories	849,600	33,984,000
Bristol-Myers Squibb Co.	3,393,200	78,552,580
Eli Lilly & Co.	516,100	32,772,350
Johnson & Johnson	572,600	30,754,346
Merck & Co., Inc.	2,277,800	128,946,258
Pfizer, Inc.	942,300	28,806,111
Schering-Plough Corp.	2,313,230	51,353,706
Wyeth	1,107,200	41,409,280
		426,578,631
TOTAL HEALTH CARE		546,441,509
INDUSTRIALS - 11.6%
Aerospace & Defense - 2.3%
Boeing Co.	997,800	32,917,422
Honeywell International, Inc.	2,225,625	53,415,000
Lockheed Martin Corp.	594,700	34,343,925
Northrop Grumman Corp.	120,400	11,678,800
Raytheon Co.	214,200	6,586,650
United Technologies Corp.	786,200	48,697,228
		187,639,025
Building Products - 0.6%
Masco Corp.	2,259,800	47,568,790
Commercial Services & Supplies - 1.5%
Cendant Corp. (a)	1,106,000	11,590,880
Ceridian Corp. (a)	1,307,100	18,848,382
First Data Corp.	832,200	29,468,202
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
New England Business Service, Inc.	62,900	$ 1,534,760
Paychex, Inc.	300,500	8,383,950
Republic Services, Inc. (a)	785,100	16,471,398
Viad Corp.	1,005,300	22,468,455
Waste Management, Inc.	634,000	14,531,280
		123,297,307
Electrical Equipment - 0.4%
Rockwell Automation, Inc.	1,418,500	29,377,135
Industrial Conglomerates - 2.6%
3M Co.	171,200	21,108,960
General Electric Co.	3,406,040	82,937,074
Hutchison Whampoa Ltd.	1,131,000	7,077,361
Textron, Inc.	814,300	35,006,757
Tyco International Ltd.	3,947,046	67,415,546
		213,545,698
Machinery - 2.7%
Caterpillar, Inc.	945,100	43,209,972
Deere & Co.	144,650	6,632,203
Eaton Corp.	400,900	31,314,299
Illinois Tool Works, Inc.	351,400	22,791,804
Ingersoll-Rand Co. Ltd. Class A	1,187,144	51,118,421
Kennametal, Inc.	227,446	7,842,338
Navistar International Corp. (a)	387,600	9,422,556
Parker Hannifin Corp.	997,800	46,028,514
		218,360,107
Road & Rail - 1.5%
Burlington Northern Santa Fe Corp.	2,664,200	69,295,842
Union Pacific Corp.	842,000	50,410,540
		119,706,382
TOTAL INDUSTRIALS		939,494,444
INFORMATION TECHNOLOGY - 5.4%
Communications Equipment - 0.3%
Cisco Systems, Inc. (a)	335,700	4,397,670
Motorola, Inc.	2,536,200	21,938,130
		26,335,800
Computers & Peripherals - 1.8%
Dell Computer Corp. (a)	1,083,600	28,975,464
Hewlett-Packard Co.	3,370,311	58,508,599
International Business Machines Corp.	629,500	48,786,250
NCR Corp. (a)	363,200	8,622,368
		144,892,681
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	657,100	11,801,516
Arrow Electronics, Inc. (a)	799,100	10,220,489
Avnet, Inc.	1,317,330	14,266,684

	Shares	Value (Note 1)
PerkinElmer, Inc.	2,206,000	$ 18,199,500
Tektronix, Inc. (a)	1,421,700	25,860,723
Thermo Electron Corp. (a)	1,539,600	30,976,752
		111,325,664
IT Consulting & Services - 0.2%
Electronic Data Systems Corp.	416,800	7,681,624
Unisys Corp. (a)	925,317	9,160,638
		16,842,262
Semiconductor Equipment & Products - 0.8%
Intel Corp.	2,298,200	35,782,974
Micron Technology, Inc. (a)	1,484,400	14,458,056
National Semiconductor Corp. (a)	440,975	6,619,035
Teradyne, Inc. (a)	360,871	4,694,932
		61,554,997
Software - 0.9%
Compuware Corp. (a)	1,145,982	5,500,714
Microsoft Corp. (a)	1,357,800	70,198,260
		75,698,974
TOTAL INFORMATION TECHNOLOGY		436,650,378
MATERIALS - 6.1%
Chemicals - 2.7%
Arch Chemicals, Inc.	352,800	6,438,600
Crompton Corp.	691,151	4,112,348
Dow Chemical Co.	1,505,400	44,710,380
E.I. du Pont de Nemours & Co.	380,149	16,118,318
Hercules Trust II unit	15,700	8,792,000
Hercules, Inc. (a)	649,700	5,717,360
LG Chemical Ltd.	216,900	7,424,765
Lyondell Chemical Co.	1,104,900	13,965,936
Millennium Chemicals, Inc.	853,650	8,126,748
Olin Corp.	312,000	4,851,600
PolyOne Corp.	1,239,100	4,857,272
PPG Industries, Inc.	390,300	19,573,545
Praxair, Inc.	1,151,512	66,522,848
Solutia, Inc.	2,067,100	7,503,573
		218,715,293
Containers & Packaging - 0.5%
Owens-Illinois, Inc. (a)	306,400	4,467,312
Smurfit-Stone Container Corp. (a)	2,150,210	33,093,882
		37,561,194
Metals & Mining - 2.2%
Alcan, Inc.	1,026,300	30,241,353
Alcoa, Inc.	2,242,816	51,091,348
Dofasco, Inc.	926,300	16,478,160
Newmont Mining Corp. Holding Co.	446,300	12,956,089
Nucor Corp.	228,100	9,420,530
Pechiney SA Series A	706,090	24,789,871
Phelps Dodge Corp. (a)	994,700	31,482,255
Xstrata PLC (a)	432,700	4,523,766
		180,983,372
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.7%
Bowater, Inc.	65,600	$ 2,751,920
Georgia-Pacific Corp.	1,646,101	26,600,992
Weyerhaeuser Co.	585,600	28,817,376
		58,170,288
TOTAL MATERIALS		495,430,147
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 5.0%
AT&T Corp.	966,424	25,233,331
BellSouth Corp.	4,696,599	121,501,016
SBC Communications, Inc.	4,982,393	135,072,674
Verizon Communications, Inc.	3,094,202	119,900,328
		401,707,349
UTILITIES - 2.9%
Electric Utilities - 2.5%
Cinergy Corp.	286,600	9,664,152
Dominion Resources, Inc.	408,200	22,410,180
DPL, Inc.	1,010,054	15,494,228
Entergy Corp.	1,809,100	82,476,869
FirstEnergy Corp.	1,020,000	33,629,400
Northeast Utilities	1,648,400	25,006,228
TXU Corp.	599,820	11,204,638
		199,885,695
Gas Utilities - 0.1%
Kinder Morgan Management LLC	179,126	5,658,590
Multi-Utilities & Unregulated Power - 0.3%
SCANA Corp.	911,600	28,223,136
TOTAL UTILITIES		233,767,421
TOTAL COMMON STOCKS (Cost $7,681,490,963)		7,758,773,920
Preferred Stocks - 2.0%

Convertible Preferred Stocks - 2.0%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
General Motors Corp. Series B, $1.313	412,200	9,488,844
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. $1.8125 PIERS	388,400	6,214,400
TOTAL CONSUMER DISCRETIONARY		15,703,244

	Shares	Value (Note 1)
FINANCIALS - 0.7%
Diversified Financials - 0.2%
Ford Motor Co. Capital Trust II $3.25	461,500	$ 18,648,754
Insurance - 0.5%
ACE Ltd. $4.125 PRIDES	149,500	8,913,938
Hartford Financial Services Group, Inc. $3.00	54,300	2,642,238
Prudential Financial, Inc. $3.375	65,500	3,572,632
St. Paul Companies, Inc. $4.50	221,900	14,617,663
The Chubb Corp. $1.75	167,700	3,969,291
Travelers Property Casualty Corp. $1.125	240,200	5,442,932
		39,158,694
TOTAL FINANCIALS		57,807,448
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. $3.50	156,900	7,829,310
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Raytheon Co. $4.13	177,700	9,540,358
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Motorola, Inc. $3.50	441,100	13,858,039
IT Consulting & Services - 0.1%
Electronic Data Systems Corp. $3.81 PRIDES	475,600	10,225,400
TOTAL INFORMATION TECHNOLOGY		24,083,439
UTILITIES - 0.5%
Electric Utilities - 0.3%
Cinergy Corp. $4.75 PRIDES	159,300	8,825,220
FPL Group, Inc. $4.00	84,500	4,473,219
TXU Corp. $4.375	226,400	6,466,550
		19,764,989
Gas Utilities - 0.2%
NiSource, Inc. $3.875 PIES	299,300	11,448,225
Sempra Energy $2.125	292,100	6,993,458
		18,441,683
Multi-Utilities & Unregulated Power - 0.0%
El Paso Corp. $4.50	133,400	3,548,440
TOTAL UTILITIES		41,755,112
TOTAL CONVERTIBLE PREFERRED STOCKS		156,718,911
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	70	$ 6,510
TOTAL PREFERRED STOCKS (Cost $191,389,382)		156,725,421
Corporate Bonds - 1.9%
	Principal Amount
Convertible Bonds - 1.4%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.1%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	$ 15,369,000	5,869,037
Media - 0.4%
Cox Communications, Inc. 0.4259% 4/19/20	26,600,000	12,136,250
Liberty Media Corp.3.5% 1/15/31 (c)	11,400,000	7,267,500
News America, Inc. liquid yield option note 0% 2/28/21 (c)	22,670,000	11,774,231
		31,177,981
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (c)	5,080,000	5,445,125
TOTAL CONSUMER DISCRETIONARY		42,492,143
FINANCIALS - 0.2%
Diversified Financials - 0.1%
Elan Finance Corp. Ltd. liquid yield option note 0% 12/14/18	16,790,000	7,807,350
Navistar Financial Corp. 4.75% 4/1/09 (c)	2,760,000	2,118,659
		9,926,009
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	5,340,000	4,790,728
TOTAL FINANCIALS		14,716,737
INDUSTRIALS - 0.3%
Industrial Conglomerates - 0.1%
Tyco International Group SA yankee 0% 2/12/21	13,860,000	10,498,950

	Principal Amount	Value (Note 1)
Machinery - 0.2%
SPX Corp. liquid yield option note:
0% 2/6/21 (c)	$ 19,570,000	$ 12,072,244
0% 2/6/21	4,620,000	2,849,963
		14,922,207
TOTAL INDUSTRIALS		25,421,157
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.1%
Corning, Inc. 3.5% 11/1/08	13,700,000	9,680,146
Computers & Peripherals - 0.1%
Quantum Corp. 7% 8/1/04	5,350,000	4,574,250
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21	6,670,000	6,419,141
Celestica, Inc. liquid yield option note 0% 8/1/20	620,000	284,425
Sanmina-SCI Corp.:
0% 9/12/20	960,000	391,200
4.25% 5/1/04	500,000	479,400
		7,574,166
TOTAL INFORMATION TECHNOLOGY		21,828,562
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (c)	6,790,000	9,688,481
TOTAL CONVERTIBLE BONDS		114,147,080
Nonconvertible Bonds - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
Dana Corp. 6.25% 3/1/04	80,000	80,000
Navistar International Corp. 8% 2/1/08	80,000	66,400
		146,400
Hotels, Restaurants & Leisure - 0.1%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	80,000	70,000
Domino's, Inc. 10.375% 1/15/09	500,000	540,000
Extended Stay America, Inc. 9.875% 6/15/11	185,000	187,313
Friendly Ice Cream Corp. 10.5% 12/1/07	85,000	83,725
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Penn National Gaming, Inc.:
8.875% 3/15/10	$ 40,000	$ 40,800
11.125% 3/1/08	630,000	686,700
Premier Parks, Inc. 0% 4/1/08 (b)	55,000	52,525
Wheeling Island Gaming, Inc. 10.125% 12/15/09	670,000	671,675
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	70,000	70,350
		2,403,088
Household Durables - 0.0%
American Greetings Corp. 11.75% 7/15/08	620,000	682,000
Beazer Homes USA, Inc. 8.375% 4/15/12	30,000	30,900
D.R. Horton, Inc.:
8% 2/1/09	310,000	310,000
8.5% 4/15/12	30,000	30,300
10.5% 4/1/05	425,000	450,500
Juno Lighting, Inc. 11.875% 7/1/09	60,000	59,700
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	40,000	38,600
Ryland Group, Inc. 9.125% 6/15/11	25,000	26,500
		1,628,500
Leisure Equipment & Products - 0.0%
The Hockey Co. 11.25% 4/15/09	45,000	45,900
Media - 0.1%
Allbritton Communications Co. 7.75% 12/15/12 (c)	120,000	120,000
AMC Entertainment, Inc.:
9.5% 3/15/09	100,000	98,500
9.875% 2/1/12	70,000	68,950
Continental Cablevision, Inc. 8.875% 9/15/05	70,000	77,451
Corus Entertainment, Inc. 8.75% 3/1/12	790,000	837,400
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (c)	115,000	123,050
EchoStar DBS Corp.:
9.25% 2/1/06	40,000	41,200
10.375% 10/1/07	1,135,000	1,214,450
Granite Broadcasting Corp.:
8.875% 5/15/08	20,000	16,300
10.375% 5/15/05	15,000	12,900
Insight Communications, Inc. 0% 2/15/11 (b)	55,000	29,700

	Principal Amount	Value (Note 1)
Lamar Media Corp. 7.25% 1/1/13 (c)	$ 60,000	$ 60,750
LBI Media, Inc. 10.125% 7/15/12 (c)	925,000	966,625
Lenfest Communications, Inc.:
7.625% 2/15/08	60,000	61,800
10.5% 6/15/06	35,000	36,838
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	5,000	5,075
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	50,000	45,000
Nextmedia Operating, Inc. 10.75% 7/1/11	720,000	756,000
PanAmSat Corp. 8.5% 2/1/12	20,000	19,400
Radio One, Inc. 8.875% 7/1/11	965,000	1,034,963
Sinclair Broadcast Group, Inc. 8% 3/15/12 (c)	60,000	62,400
		5,688,752
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08	165,000	168,300
Gap, Inc.:
9.9% 12/15/05	75,000	78,750
10.55% 12/15/08	20,000	21,900
Hollywood Entertainment Corp.:
9.625% 3/15/11	60,000	60,600
10.625% 8/15/04	125,000	126,250
United Auto Group, Inc. 9.625% 3/15/12 (c)	525,000	509,250
		965,050
Textiles Apparel & Luxury Goods - 0.0%
Levi Strauss & Co.:
7% 11/1/06	135,000	117,450
11.625% 1/15/08	90,000	87,750
12.25% 12/15/12 (c)	230,000	226,550
		431,750
TOTAL CONSUMER DISCRETIONARY		11,309,440
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	640,000	668,800
Food & Drug Retailing - 0.0%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	30,000	21,675
9.125% 12/15/11	75,000	54,938
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
Rite Aid Corp.:
6% 12/15/05 (c)	$ 50,000	$ 44,500
6.875% 8/15/13	130,000	92,300
7.125% 1/15/07	25,000	20,750
7.625% 4/15/05	25,000	22,500
11.25% 7/1/08	40,000	36,000
		292,663
Food Products - 0.0%
Corn Products International, Inc. 8.25% 7/15/07	605,000	608,025
Del Monte Corp. 9.25% 5/15/11	45,000	46,800
Dole Food Co., Inc.:
6.375% 10/1/05	35,000	36,750
7.25% 5/1/09	145,000	139,200
		830,775
Household Products - 0.0%
Fort James Corp.:
6.625% 9/15/04	60,000	58,200
6.875% 9/15/07	35,000	32,900
		91,100
TOTAL CONSUMER STAPLES		1,883,338
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Grant Prideco, Inc. 9% 12/15/09 (c)	40,000	41,800
Oil & Gas - 0.0%
Chesapeake Energy Corp. 7.75% 1/15/15 (c)	110,000	109,450
Nuevo Energy Co.:
9.375% 10/1/10	30,000	30,600
9.5% 6/1/08	45,000	46,350
The Coastal Corp.:
6.5% 5/15/06	40,000	32,400
6.95% 6/1/28	65,000	41,600
7.5% 8/15/06	25,000	20,500
7.75% 6/15/10	75,000	58,875
7.75% 10/15/35	65,000	42,900
Vintage Petroleum, Inc. 8.25% 5/1/12	535,000	553,725
		936,400
TOTAL ENERGY		978,200

	Principal Amount	Value (Note 1)
FINANCIALS - 0.1%
Banks - 0.0%
Western Financial Bank 9.625% 5/15/12	$ 40,000	$ 38,800
Diversified Financials - 0.1%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	650,000	674,375
Capital One Financial Corp.:
7.25% 12/1/03	40,000	39,600
8.75% 2/1/07	45,000	42,300
Delta Air Lines, Inc. pass thru trust certificates 7.779% 1/2/12	670,000	522,600
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	45,000	41,400
10.625% 12/1/12 (c)	50,000	51,250
IOS Capital, Inc. 9.75% 6/15/04	145,000	147,900
Limestone Electron Trust/Limestone Electron, Inc. 8.625% 3/15/03 (c)	225,000	214,875
Millennium America, Inc. 9.25% 6/15/08	75,000	78,375
Qwest Capital Funding, Inc.:
5.875% 8/3/04	200,000	172,000
7% 8/3/09	40,000	26,800
7.25% 2/15/11	140,000	92,400
7.75% 8/15/06	70,000	50,400
Qwest Services Corp. 14% 12/15/14 (c)	337,000	360,590
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (c)	70,000	74,900
10.875% 12/15/12 (c)	100,000	109,000
Stone Container Finance Co. yankee 11.5% 8/15/06 (c)	630,000	677,250
U.S. West Capital Funding, Inc. 6.375% 7/15/08	85,000	54,400
Xerox Capital (Europe) PLC 5.875% 5/15/04	125,000	119,375
Xerox Credit Corp. 6.1% 12/16/03	50,000	48,500
		3,598,290
Real Estate - 0.0%
Meditrust Corp. 7.82% 9/10/26	735,000	735,000
TOTAL FINANCIALS		4,372,090
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Alderwoods Group, Inc. 11% 1/2/07	$ 644,400	$ 642,789
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	910,000	946,400
PacifiCare Health Systems, Inc. 10.75% 6/1/09	620,000	661,850
Tenet Healthcare Corp. 5.375% 11/15/06	85,000	77,350
Triad Hospitals, Inc. 8.75% 5/1/09	40,000	42,800
		2,371,189
Pharmaceuticals - 0.0%
aaiPharma, Inc. 11% 4/1/10	710,000	710,000
TOTAL HEALTH CARE		3,081,189
INDUSTRIALS - 0.0%
Building Products - 0.0%
Nortek, Inc.:
9.125% 9/1/07	20,000	20,200
9.25% 3/15/07	30,000	30,600
		50,800
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
9.25% 9/1/12 (c)	115,000	116,150
10% 8/1/09	30,000	30,000
National Waterworks, Inc. 10.5% 12/1/12 (c)	60,000	62,550
		208,700
Industrial Conglomerates - 0.0%
Tyco International Group SA:
6.125% 11/1/08	20,000	18,700
yankee:
5.8% 8/1/06	35,000	33,075
5.875% 11/1/04	100,000	97,000
6.25% 6/15/13	110,000	108,625
6.375% 6/15/05	70,000	67,900
6.375% 2/15/06	150,000	145,500
6.375% 10/15/11	900,000	841,500
6.875% 1/15/29	35,000	30,800
		1,343,100
Machinery - 0.0%
Cummins, Inc.:
5.65% 3/1/98	110,000	64,900
9.5% 12/1/10 (c)	60,000	63,600

	Principal Amount	Value (Note 1)
Dresser, Inc. 9.375% 4/15/11	$ 25,000	$ 25,250
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	170,000	173,400
TriMas Corp. 9.875% 6/15/12 (c)	90,000	89,100
		416,250
TOTAL INDUSTRIALS		2,018,850
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Seagate Technology HDD Holdings 8% 5/15/09 (c)	25,000	25,500
Electronic Equipment & Instruments - 0.0%
ChipPAC International Ltd. 12.75% 8/1/09	570,000	604,200
Flextronics International Ltd. yankee:
8.75% 10/15/07	140,000	143,850
9.875% 7/1/10	120,000	129,600
Ingram Micro, Inc. 9.875% 8/15/08	40,000	42,200
PerkinElmer, Inc. 8.875% 1/15/13 (c)	140,000	138,600
Solectron Corp. 7.375% 3/1/06	215,000	201,025
		1,259,475
Office Electronics - 0.0%
Xerox Corp.:
5.25% 12/15/03	65,000	62,725
5.5% 11/15/03	90,000	87,750
7.15% 8/1/04	25,000	24,000
9.75% 1/15/09 (c)	125,000	120,625
		295,100
TOTAL INFORMATION TECHNOLOGY		1,580,075
MATERIALS - 0.1%
Chemicals - 0.0%
FMC Corp. 10.25% 11/1/09 (c)	155,000	168,175
Lyondell Chemical Co. 9.875% 5/1/07	290,000	278,400
Methanex Corp. yankee 7.75% 8/15/05	380,000	383,800
		830,375
Containers & Packaging - 0.1%
Ball Corp. 6.875% 12/15/12 (c)	130,000	130,650
BWAY Corp. 10% 10/15/10 (c)	40,000	41,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Crown Cork & Seal, Inc.:
7.375% 12/15/26	$ 80,000	$ 53,600
8% 4/15/23	115,000	80,500
8.375% 1/15/05	50,000	45,000
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (c)	125,000	128,750
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (c)	175,000	177,188
8.875% 2/15/09	550,000	566,500
Owens-Illinois, Inc.:
7.15% 5/15/05	360,000	348,300
7.8% 5/15/18	210,000	174,300
Riverwood International Corp.:
10.625% 8/1/07	720,000	741,600
10.625% 8/1/07	110,000	113,850
		2,601,738
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	205,000	188,600
Phelps Dodge Corp. 8.75% 6/1/11	870,000	900,450
		1,089,050
Paper & Forest Products - 0.0%
Georgia-Pacific Corp.:
7.375% 12/1/25	35,000	27,300
7.5% 5/15/06	585,000	549,900
8.125% 5/15/11	175,000	164,500
		741,700
TOTAL MATERIALS		5,262,863
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Qwest Corp. 8.875% 3/15/12 (c)	430,000	417,100
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	50,000	42,000
9.375% 6/1/08	30,000	28,200
Triton PCS, Inc.:
8.75% 11/15/11	25,000	20,000
9.375% 2/1/11	30,000	24,600
U.S. West Communications 7.2% 11/1/04	50,000	47,500
		579,400

	Principal Amount	Value (Note 1)
Wireless Telecommunication Services - 0.0%
American Tower Corp. 9.375% 2/1/09	$ 315,000	$ 248,850
AT&T Wireless Services, Inc. 8.125% 5/1/12	95,000	95,475
Crown Castle International Corp.:
9.375% 8/1/11	25,000	20,500
9.5% 8/1/11	295,000	237,475
10.75% 8/1/11	55,000	47,850
Dobson Communications Corp. 10.875% 7/1/10	35,000	29,750
Nextel Communications, Inc.:
0% 2/15/08 (b)	120,000	108,000
9.75% 10/31/07	625,000	571,875
Nextel Partners, Inc. 0% 2/1/09 (b)	145,000	104,400
Rogers Wireless, Inc. 9.625% 5/1/11	60,000	56,700
VoiceStream Wireless Corp. 0% 11/15/09 (b)	70,000	59,150
		1,580,025
TOTAL TELECOMMUNICATION SERVICES		2,159,425
UTILITIES - 0.1%
Electric Utilities - 0.1%
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	65,000	40,625
8.5% 4/15/12 (c)(d)	55,000	35,200
CMS Energy Corp. 8.5% 4/15/11	795,000	691,650
Illinois Power Co. 11.5% 12/15/10 (c)	170,000	164,050
Nevada Power Co. 10.875% 10/15/09 (c)	110,000	110,000
Oncor Electric Delivery Co. 7% 9/1/22 (c)	135,000	125,875
Pacific Gas & Electric Co.:
6.25% 8/1/03	915,000	905,850
6.25% 3/1/04	375,000	369,375
Southern California Edison Co. 8.95% 11/3/03	80,000	79,200
TECO Energy, Inc. 10.5% 12/1/07 (c)	100,000	98,000
TXU Corp. 6.375% 6/15/06	140,000	128,100
		2,747,925
Gas Utilities - 0.0%
ANR Pipeline, Inc. 9.625% 11/1/21	40,000	40,000
CMS Panhandle Holding Co. 6.125% 3/15/04	60,000	59,400
El Paso Energy Corp.:
7.375% 12/15/12	10,000	6,700
7.75% 1/15/32	60,000	37,200
8.05% 10/15/30	30,000	18,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Southern Natural Gas Co.:
7.35% 2/15/31	$ 20,000	$ 16,700
8% 3/1/32	65,000	56,875
Tennessee Gas Pipeline Co. 7% 10/15/28	165,000	127,050
Transcontinental Gas Pipe Line:
6.125% 1/15/05	35,000	32,550
8.875% 7/15/12 (c)	40,000	40,000
Williams Holdings of Delaware, Inc. 6.5% 12/1/08	70,000	44,800
		479,875
Multi-Utilities & Unregulated Power - 0.0%
El Paso Corp.:
7% 5/15/11	80,000	54,400
7.875% 6/15/12 (c)	35,000	24,500
Utilicorp United, Inc.:
6.875% 10/1/04	25,000	19,750
7% 7/15/04	35,000	28,350
7.95% 2/1/11	80,000	54,400
Western Resources, Inc. 7.875% 5/1/07	590,000	598,850
Williams Companies, Inc.:
7.125% 9/1/11	660,000	432,300
7.125% 9/1/11	100,000	65,500
7.875% 9/1/21	60,000	38,100
8.125% 3/15/12 (c)	85,000	57,800
9.25% 3/15/04	100,000	79,000
		1,452,950
TOTAL UTILITIES		4,680,750
TOTAL NONCONVERTIBLE BONDS		37,326,220
TOTAL CORPORATE BONDS (Cost $157,124,914)		151,473,300
Floating Rate Loans - 0.0%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
American Tower LP Tranche B term loan 5.31% 12/31/07 (d)	750,000	690,000
Nextel Finance Co. Tranche D term loan 4.4375% 3/31/09 (d)	900,000	805,500
		1,495,500

	Principal Amount	Value (Note 1)
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.1875% 7/21/06 (d)	$ 414,210	$ 410,068
Tranche C term loan 4.4375% 7/21/07 (d)	482,055	477,235
		887,303
TOTAL FLOATING RATE LOANS (Cost $2,365,396)		2,382,803
Money Market Funds - 0.3%
	Shares
Fidelity Securities Lending Cash Central Fund, 1.43% (e) (Cost $23,442,500)	23,442,500	23,442,500
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $8,055,813,155)		8,092,797,944
NET OTHER ASSETS - (0.3)%		(21,240,211)
NET ASSETS - 100%	$ 8,071,557,733
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $69,241,943 or 0.9% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,325,311,802 and $2,438,975,729, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $131,919 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $21,375,714. The weighted average interest rate was 1.87%. Interest expense includes $46,553 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $22,605,000. The weighted average interest rate was 2.02%. Interest expense includes $3,801 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $2,382,803 or 0.0% of net assets.
Income Tax Information
The fund hereby designates approximately $208,691,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2002, the fund had a capital loss carryforward of approximately $127,840,000 all of which will expire on December 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $23,209,422) (cost $8,055,813,155) - See accompanying schedule		$ 8,092,797,944
Receivable for investments sold		30,375
Receivable for fund shares sold		3,144,338
Dividends receivable		14,918,918
Interest receivable		1,787,104
Other receivables		54,764
Total assets		8,112,733,443

Liabilities
Payable to custodian bank	$ 172,392
Payable for investments purchased	388,524
Payable for fund shares redeemed	13,075,274
Accrued management fee	3,314,192
Distribution fees payable	147,584
Other payables and accrued expenses	635,244
Collateral on securities loaned, at value	23,442,500
Total liabilities		41,175,710

Net Assets		$ 8,071,557,733
Net Assets consist of:
Paid in capital		$ 8,020,307,706
Undistributed net investment income		154,882,636
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(140,650,203)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,017,594
Net Assets		$ 8,071,557,733
Initial Class: Net Asset Value, offering price and redemption price per share ($6,895,939,745 ÷ 379,713,236 shares)		$ 18.16

Service Class: Net Asset Value, offering price and redemption price per share ($771,515,553 ÷ 42,628,732 shares)		$ 18.10

Service Class 2: Net Asset Value, offering price and redemption price per share ($403,631,623 ÷ 22,423,648 shares)		$ 18.00

Service Class 2R: Net Asset Value, offering price and redemption price per share ($470,812 ÷ 26,166 shares)		$ 17.99

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 199,537,252
Interest		10,792,783
Security lending		276,236
Total income		210,606,271

Expenses
Management fee	$ 44,958,364
Transfer agent fees	6,358,830
Distribution fees	1,624,835
Accounting and security lending fees	858,207
Non-interested trustees' compensation	40,635
Custodian fees and expenses	165,891
Registration fees	10,324
Audit	61,777
Legal	52,455
Interest	50,354
Miscellaneous	364,309
Total expenses before reductions	54,545,981
Expense reductions	(844,638)	53,701,343
Net investment income (loss)		156,904,928
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(136,567,625)
Foreign currency transactions	73,762
Total net realized gain (loss)		(136,493,863)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,811,329,898)
Assets and liabilities in foreign currencies	70,818
Total change in net unrealized appreciation (depreciation)		(1,811,259,080)
Net gain (loss)		(1,947,752,943)
Net increase (decrease) in net assets resulting from operations		$ (1,790,848,015)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 156,904,928	$ 151,358,391
Net realized gain (loss)	(136,493,863)	232,892,575
Change in net unrealized appreciation (depreciation)	(1,811,259,080)	(947,180,666)
Net increase (decrease) in net assets resulting from operations	(1,790,848,015)	(562,929,700)
Distributions to shareholders from net investment income	(162,342,476)	(175,168,717)
Distributions to shareholders from net realized gain	(222,300,466)	(493,630,239)
Total distributions	(384,642,942)	(668,798,956)
Share transactions - net increase (decrease)	(71,251,438)	906,134,648
Redemption fees	259	-
Total increase (decrease) in net assets	(2,246,742,136)	(325,594,008)
Net Assets
Beginning of period	10,318,299,869	10,643,893,877
End of period (including undistributed net investment income of $154,882,636 and undistributed net investment income of $152,099,880, respectively)	$ 8,071,557,733	$ 10,318,299,869
Other Information: Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
Shares Sold	55,802,238	11,112,619	17,439,374	30,522
Reinvested	16,371,256	1,504,858	437,787	-
Redeemed	(99,410,660)	(6,864,417)	(5,462,708)	(4,356)
Net increase (decrease)	(27,237,166)	5,753,060	12,414,453	26,166

Dollars Sold	$ 1,171,193,465	$ 231,985,655	$ 345,877,938	$ 576,334
Reinvested	343,960,099	31,541,832	9,140,991	-
Redeemed	(1,967,582,454)	(132,366,206)	(105,497,795)	(81,297)
Net increase (decrease)	$ (452,428,890)	$ 131,161,281	$ 249,521,134	$ 495,037

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	89,050,962	13,139,614	9,931,367
Reinvested	25,863,825	1,673,997	126,086
Redeemed	(98,534,150)	(2,882,957)	(1,618,683)
Net increase (decrease)	16,380,637	11,930,654	8,438,770

Dollars Sold	$ 2,064,705,585	$ 303,254,722	$ 225,467,799
Reinvested	625,387,269	40,376,818	3,034,869
Redeemed	(2,255,942,678)	(64,472,868)	(35,676,868)
Net increase (decrease)	$ 434,150,176	$ 279,158,672	$ 192,825,800

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 145,677,218	$ 12,920,750	$ 3,744,508	$ -
From net realized gain	198,282,881	18,621,082	5,396,503	-
Total	$ 343,960,099	$ 31,541,832	$ 9,141,011	$ -

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 164,164,158	$ 10,221,979	$ 782,580
From net realized gain	461,223,111	30,154,839	2,252,289
Total	$ 625,387,269	$ 40,376,818	$ 3,034,869

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 22.75	$ 25.52	$ 25.71	$ 25.42	$ 24.28
Income from Investment Operations
Net investment income (loss) C	.34	.34	.40	.41	.38
Net realized and unrealized gain (loss)	(4.08)	(1.51)	1.46	1.10	2.31
Total from investment operations	(3.74)	(1.17)	1.86	1.51	2.69
Distributions from net investment income	(.36)	(.42)	(.44)	(.38)	(.34)
Distributions from net realized gain	(.49)	(1.18)	(1.61)	(.84)	(1.21)
Total distributions	(.85)	(1.60)	(2.05)	(1.22)	(1.55)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.16	$ 22.75	$ 25.52	$ 25.71	$ 25.42
Total Return A, B	(16.95)%	(4.96)%	8.42%	6.33%	11.63%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.58%	.56%	.57%	.58%
Expenses net of voluntary waivers, if any	.57%	.58%	.56%	.57%	.58%
Expenses net of all reductions	.56%	.57%	.55%	.56%	.57%
Net investment income (loss)	1.70%	1.47%	1.68%	1.57%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,895,940	$ 9,256,205	$ 9,969,086	$ 11,014,291	$ 11,409,912
Portfolio turnover rate	25%	24%	22%	27%	28%

Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

Total returns would have been lower had certain expenses not been reduced during the periods shown.

Calculated based on average shares outstanding during the period.

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 22.67	$ 25.45	$ 25.66	$ 25.39	$ 24.27
Income from Investment Operations
Net investment income (loss) C	.32	.31	.37	.38	.36
Net realized and unrealized gain (loss)	(4.06)	(1.51)	1.46	1.11	2.31
Total from investment operations	(3.74)	(1.20)	1.83	1.49	2.67
Distributions from net investment income	(.34)	(.40)	(.43)	(.38)	(.34)
Distributions from net realized gain	(.49)	(1.18)	(1.61)	(.84)	(1.21)
Total distributions	(.83)	(1.58)	(2.04)	(1.22)	(1.55)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.10	$ 22.67	$ 25.45	$ 25.66	$ 25.39
Total Return A, B	(17.00)%	(5.09)%	8.30%	6.25%	11.54%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.68%	.66%	.67%	.68%
Expenses net of voluntary waivers, if any	.67%	.68%	.66%	.67%	.68%
Expenses net of all reductions	.66%	.67%	.65%	.66%	.67%
Net investment income (loss)	1.60%	1.37%	1.58%	1.47%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 771,516	$ 836,017	$ 634,897	$ 437,332	$ 225,145
Portfolio turnover rate	25%	24%	22%	27%	28%

Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

Total returns would have been lower had certain expenses not been reduced during the periods shown.

Calculated based on average shares outstanding during the period.

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 22.59	$ 25.41	$ 25.18
Income from Investment Operations
Net investment income (loss) E	.28	.27	.32
Net realized and unrealized gain (loss)	(4.04)	(1.50)	1.95
Total from investment operations	(3.76)	(1.23)	2.27
Distributions from net investment income	(.34)	(.41)	(.43)
Distributions from net realized gain	(.49)	(1.18)	(1.61)
Total distributions	(.83)	(1.59)	(2.04)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 18.00	$ 22.59	$ 25.41
Total Return B,C, D	(17.15)%	(5.23)%	10.19%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.84%	.83% A
Expenses net of voluntary waivers, if any	.83%	.84%	.83% A
Expenses net of all reductions	.82%	.83%	.82% A
Net investment income (loss)	1.44%	1.21%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 403,632	$ 226,078	$ 39,911
Portfolio turnover rate	25%	24%	22%

Annualized

Total returns for periods of less than one year are not annualized.

Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

Total returns would have been lower had certain expenses not been reduced during the periods shown.

Calculated based on average shares outstanding during the period.

For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 21.82
Income from Investment Operations
Net investment income (loss) E	.18
Net realized and unrealized gain (loss)	(4.01)
Total from investment operations	(3.83)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 17.99
Total Return B,C, D	(17.55)%
Ratios to Average Net Assets G
Expenses before expense reductions	.85% A
Expenses net of voluntary waivers, if any	.85% A
Expenses net of all reductions	.84% A
Net investment income (loss)	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 471
Portfolio turnover rate	25%

Annualized

Total returns for periods of less than one year are not annualized.

Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

Total returns would have been lower had certain expenses not been reduced during the periods shown.

Calculated based on average shares outstanding during the period.

For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Growth Portfolio - Service Class 2R

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns from November 3, 1997 to January 12, 2000 are those of Service Class, which reflect a different 12b-1 fee. Service Class 2R returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Growth - Service Class 2R	-30.33%	-0.56%	8.32%
Russell 3000® Growth	-28.04%	-4.11%	6.30%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	7.30%
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	7.28%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Portfolio - Service Class 2R on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Growth Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jennifer Uhrig, Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. The tough times continued for growth investors. For the 12 months that ended December 31, 2002, the fund's performance trailed that of both the Russell 3000 Growth Index, which fell 28.04%, and the variable annuity growth funds average, which declined 25.44% according to Lipper Inc.

Q. What factors influenced the fund's performance?

A. A third straight year of negative returns took a heavy toll on most growth stocks, with the third quarter of 2002 proving exceptionally harsh. Within the portfolio, the fund's performance was hindered by its investments in both semiconductor and airline stocks. On the positive side, many of the fund's consumer-related holdings contributed gains during the period, as did several energy services holdings.

Q. Why were you bullish on semiconductor and airline stocks?

A. The fund's investments in each of these areas were plays on an improving economy, which I thought might emerge during the second half of the period. Semiconductor stocks tend to react positively in advance of an economic recovery. As for the airlines, I expected consumer and business travel to improve gradually following the September 2001 attacks. Unfortunately, investors became increasingly skeptical regarding an economic rebound, and this sentiment shift hurt our semiconductor positions, including Agere Systems and Advanced Micro Devices. In terms of the airlines, consumer travel came back - thanks to deep fare discounts - but business travel failed to recover significantly. This had a negative effect on Delta Airlines and Continental Airlines.

Q. Your early emphasis on consumer stocks helped performance. Where did you find opportunities?

A. Mostly in the areas of homebuilding, retail and restaurants. Companies in these groups typically perform well during the first stages of an economic recovery, especially when the Federal Reserve Board is lowering interest rates. As such, the fund's positions in homebuilders Pulte Homes, D.R. Horton and Lennar contributed positively, as did our positions in toy retailer Mattel, which makes the ever-popular Barbie dolls, and toolmaker Black & Decker. Several of our restaurant stocks also fared well, particularly Tricon Global, the parent company of Pizza Hut, Kentucky Fried Chicken and Taco Bell.

Q. You then pulled back on consumer names in the second half, and increased the fund's exposure to both health and finance stocks. Why?

A. The fund's consumer names performed well early on, but I scaled back when many of the stocks got too expensive for my liking. At that point, I began to build up our drug stock exposure, and also found some appealing stories in both the insurance and bank groups. Drug stock valuations had fallen dramatically, and I felt many had good long-term growth profiles. While the group continued to suffer during this period, one solid performer was Merck, which had five new products in Phase III - the final step of testing before drugs are reviewed by the government. As for my focus on finance stocks, I particularly liked the pricing cycle we saw within the property and casualty insurance market, and I made a larger commitment to leading insurer American International Group (AIG). I also bumped up the fund's exposure to credit-sensitive banks - such as Bank One and MBNA - as consumer credit improved. MBNA performed well, while AIG and Bank One were mixed.

Q. Which other investments performed well? Which ones were disappointments?

A. The fund's investment in medical technology company Boston Scientific performed well, largely in anticipation of the company's new drug-coated stent product, which is designed to keep treated coronary arteries free from recurring blockages. American Express was another good stock, as were energy services names Weatherford International and Smith International, both of which benefited from rising oil prices. In terms of disappointments, the fund's positions in Qwest Communications and Charter Communications lagged due to weak industry fundamentals and high debt loads. The fund did not own Qwest at the end of the period.

Q. What's your outlook, Jennifer?

A. I'm optimistic, but also realistic. The economic improvement that didn't come in 2002 could materialize in 2003, but the recovery may well be slow and gradual. As we enter the new year, I have the fund positioned with an upturn in mind, as evidenced by our overweighted stake in technology stocks. I also like drug stocks, which could still show decent growth even if the economy slips or improves only moderately.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of December 31, 2002, more than
$8.3 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Microsoft Corp.	5.0
Johnson & Johnson	3.6
Merck & Co., Inc.	3.4
Pfizer, Inc.	3.3
Wal-Mart Stores, Inc.	3.0
18.3
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Information Technology	24.9
Health Care	24.9
Financials	14.6
Consumer Discretionary	13.1
Industrials	6.7
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	97.7%
Short-Term Investments and Net Other Assets	2.3%

* Foreign investments	5.8%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.1%
Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc. (a)	991,850	$ 31,987,163
Darden Restaurants, Inc.	826,300	16,897,835
		48,884,998
Household Durables - 1.0%
Black & Decker Corp.	577,740	24,779,269
Centex Corp.	91,600	4,598,320
KB Home	106,100	4,546,385
Leggett & Platt, Inc.	995,200	22,332,288
Maytag Corp.	499,070	14,223,495
Nintendo Co. Ltd.	93,600	8,739,783
Pulte Homes, Inc.	98,000	4,691,260
		83,910,800
Leisure Equipment & Products - 0.5%
Mattel, Inc.	2,217,200	42,459,380
Media - 5.4%
AOL Time Warner, Inc. (a)	6,252,600	81,909,060
Charter Communications, Inc. Class A (a)	5,596,000	6,603,280
Comcast Corp.:
Class A (a)	643,124	15,158,433
Class A (special) (a)	1,280,200	28,919,718
Cox Communications, Inc. Class A (a)	1,580,400	44,883,360
E.W. Scripps Co. Class A	599,100	46,100,745
Interpublic Group of Companies, Inc.	1,903,700	26,804,096
Lamar Advertising Co. Class A (a)	1,609,700	54,166,405
Pixar (a)	293,200	15,536,668
Tribune Co.	544,500	24,752,970
Univision Communications, Inc. Class A (a)	1,220,600	29,904,700
Viacom, Inc. Class B (non-vtg.) (a)	1,807,825	73,686,947
		448,426,382
Multiline Retail - 3.3%
Saks, Inc. (a)	2,452,800	28,795,872
Wal-Mart Stores, Inc.	4,850,500	244,998,755
		273,794,627
Specialty Retail - 2.3%
AutoZone, Inc. (a)	261,000	18,439,650
Home Depot, Inc.	2,505,700	60,036,572
Limited Brands, Inc.	1,965,700	27,382,201
Lowe's Companies, Inc.	2,412,930	90,484,875
		196,343,298
TOTAL CONSUMER DISCRETIONARY		1,093,819,485
CONSUMER STAPLES - 5.9%
Beverages - 2.8%
Coca-Cola Enterprises, Inc.	996,100	21,635,292

	Shares	Value (Note 1)
PepsiCo, Inc.	1,753,880	$ 74,048,814
The Coca-Cola Co.	3,049,000	133,607,180
		229,291,286
Household Products - 1.1%
Procter & Gamble Co.	1,085,060	93,250,056
Personal Products - 0.8%
Gillette Co.	2,232,000	67,763,520
Tobacco - 1.2%
Loews Corp. - Carolina Group	765,600	15,518,712
Philip Morris Companies, Inc.	2,048,300	83,017,599
		98,536,311
TOTAL CONSUMER STAPLES		488,841,173
ENERGY - 5.2%
Energy Equipment & Services - 4.9%
Baker Hughes, Inc.	1,192,370	38,382,390
BJ Services Co. (a)	1,200,360	38,783,632
Cooper Cameron Corp. (a)	538,300	26,818,106
ENSCO International, Inc.	784,700	23,109,415
Global Industries Ltd. (a)	2,926,465	12,203,359
Grant Prideco, Inc. (a)	255,200	2,970,528
Nabors Industries Ltd. (a)	811,410	28,618,431
National-Oilwell, Inc. (a)	1,114,600	24,342,864
Noble Corp. (a)	908,400	31,930,260
Schlumberger Ltd. (NY Shares)	1,488,700	62,659,383
Smith International, Inc. (a)	887,300	28,943,726
Tidewater, Inc.	765,200	23,797,720
Varco International, Inc. (a)	1,266,100	22,030,140
Weatherford International Ltd. (a)	1,042,440	41,624,629
		406,214,583
Oil & Gas - 0.3%
Noble Energy, Inc.	453,600	17,032,680
YUKOS Corp. sponsored ADR	75,200	10,509,200
		27,541,880
TOTAL ENERGY		433,756,463
FINANCIALS - 14.6%
Banks - 2.6%
Bank of America Corp.	622,500	43,307,325
Bank One Corp.	2,221,190	81,184,495
Fifth Third Bancorp	1,050,900	61,530,195
FleetBoston Financial Corp.	401,200	9,749,160
Wells Fargo & Co.	517,200	24,241,164
		220,012,339
Diversified Financials - 7.1%
American Express Co.	2,362,700	83,521,445
Charles Schwab Corp.	4,444,750	48,225,538
Citigroup, Inc.	2,133,310	75,071,179
Fannie Mae	2,228,500	143,359,405
Freddie Mac	836,700	49,407,135
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Goldman Sachs Group, Inc.	343,900	$ 23,419,590
MBNA Corp.	3,977,230	75,646,915
Merrill Lynch & Co., Inc.	676,500	25,673,175
Morgan Stanley	515,100	20,562,792
Nomura Holdings, Inc.	983,000	11,040,853
SLM Corp.	326,400	33,899,904
		589,827,931
Insurance - 4.9%
ACE Ltd.	1,202,200	35,272,548
AFLAC, Inc.	1,611,420	48,535,970
Allstate Corp.	1,229,800	45,490,302
American International Group, Inc.	3,250,366	188,033,673
Hartford Financial Services Group, Inc.	737,700	33,513,711
Travelers Property Casualty Corp.:
Class A	145,447	2,130,799
Class B (a)	1,867,830	27,363,710
XL Capital Ltd. Class A	327,200	25,276,200
		405,616,913
TOTAL FINANCIALS		1,215,457,183
HEALTH CARE - 24.9%
Biotechnology - 2.2%
Amgen, Inc. (a)	759,100	36,694,894
Biogen, Inc. (a)	748,200	29,972,892
Cambridge Antibody Technology Group PLC (a)	1,012,375	8,374,337
Cephalon, Inc. (a)	730,600	35,556,841
Geneprot, Inc. (c)	826,000	2,891,000
Gilead Sciences, Inc. (a)	659,600	22,426,400
IDEC Pharmaceuticals Corp. (a)	968,000	32,108,560
ImClone Systems, Inc. (a)	715,547	7,599,825
Millennium Pharmaceuticals, Inc. (a)	863,880	6,859,207
		182,483,956
Health Care Equipment & Supplies - 4.1%
Alcon, Inc.	966,300	38,120,535
Baxter International, Inc.	1,979,400	55,423,200
Boston Scientific Corp. (a)	1,113,600	47,350,272
Medtronic, Inc.	3,133,100	142,869,360
St. Jude Medical, Inc. (a)	1,349,100	53,586,252
		337,349,619
Health Care Providers & Services - 0.7%
McKesson Corp.	1,730,500	46,775,415
UnitedHealth Group, Inc.	162,000	13,527,000
		60,302,415
Pharmaceuticals - 17.9%
Abbott Laboratories	3,221,100	128,844,000
Barr Laboratories, Inc. (a)	345,100	22,462,559
Bristol-Myers Squibb Co.	355,000	8,218,250

	Shares	Value (Note 1)
Eli Lilly & Co.	1,328,670	$ 84,370,545
Forest Laboratories, Inc. (a)	314,400	30,880,368
Johnson & Johnson	5,626,420	302,195,018
Merck & Co., Inc.	4,942,860	279,815,305
Pfizer, Inc.	9,052,285	276,728,352
Pharmacia Corp.	2,445,100	102,205,180
Schering-Plough Corp.	3,758,700	83,443,140
Teva Pharmaceutical Industries Ltd. sponsored ADR	844,400	32,602,284
Wyeth	3,602,400	134,729,760
		1,486,494,761
TOTAL HEALTH CARE		2,066,630,751
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.3%
Lockheed Martin Corp.	1,173,320	67,759,230
Northrop Grumman Corp.	379,200	36,782,400
		104,541,630
Airlines - 0.3%
Delta Air Lines, Inc.	1,792,800	21,692,880
Commercial Services & Supplies - 2.1%
Cintas Corp.	90,000	4,117,500
Corinthian Colleges, Inc. (a)	244,600	9,260,556
First Data Corp.	2,255,100	79,853,091
Paychex, Inc.	2,223,900	62,046,810
Robert Half International, Inc. (a)	1,358,700	21,888,657
		177,166,614
Electrical Equipment - 0.2%
Energizer Holdings, Inc. (a)	586,200	16,354,980
Industrial Conglomerates - 2.8%
3M Co.	201,100	24,795,630
General Electric Co.	5,411,740	131,775,869
Tyco International Ltd.	4,720,900	80,632,972
		237,204,471
TOTAL INDUSTRIALS		556,960,575
INFORMATION TECHNOLOGY - 24.9%
Communications Equipment - 4.1%
3Com Corp. (a)	1,471,300	6,812,119
Advanced Fibre Communication, Inc. (a)	991,100	16,531,548
Alcatel SA sponsored ADR	2,986,300	13,259,172
Cisco Systems, Inc. (a)	8,415,820	110,247,242
Emulex Corp. (a)	149,500	2,773,225
Foundry Networks, Inc. (a)	1,539,100	10,835,264
Harris Corp.	1,192,900	31,373,270
Motorola, Inc.	7,548,000	65,290,200
Nokia Corp. sponsored ADR	2,339,900	36,268,450
QUALCOMM, Inc. (a)	1,318,400	47,976,576
		341,367,066
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 3.4%
Dell Computer Corp. (a)	5,729,000	$ 153,193,460
EMC Corp. (a)	2,116,400	12,994,696
International Business Machines Corp.	721,970	55,952,675
Lexmark International, Inc. Class A (a)	413,300	25,004,650
Network Appliance, Inc. (a)	403,300	4,033,000
Sun Microsystems, Inc. (a)	10,602,300	32,973,153
		284,151,634
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	3,253,160	58,426,754
Amphenol Corp. Class A (a)	296,800	11,278,400
Sanmina-SCI Corp. (a)	4,656,200	20,906,338
Waters Corp. (a)	1,080,400	23,531,112
		114,142,604
Internet Software & Services - 0.8%
Overture Services, Inc. (a)	1,232,171	33,650,590
Yahoo!, Inc. (a)	2,144,700	35,065,845
		68,716,435
Semiconductor Equipment & Products - 8.5%
Advanced Micro Devices, Inc. (a)	4,619,100	29,839,386
Agere Systems, Inc.:
Class A (a)	10,101,845	14,546,657
Class B (a)	15,530,209	21,742,293
Analog Devices, Inc. (a)	1,862,200	44,450,714
Applied Materials, Inc. (a)	3,576,500	46,601,795
ASML Holding NV (NY Shares) (a)	6,103,187	51,022,643
Atmel Corp. (a)	4,728,500	10,544,555
Broadcom Corp. Class A (a)	1,848,900	27,844,434
Cypress Semiconductor Corp. (a)	3,942,700	22,552,244
Integrated Device Technology, Inc. (a)	3,167,400	26,511,138
Intel Corp.	7,925,800	123,404,706
Intersil Corp. Class A (a)	1,843,356	25,696,383
KLA-Tencor Corp. (a)	979,520	34,645,622
LAM Research Corp. (a)	1,874,200	20,241,360
Marvell Technology Group Ltd. (a)	582,600	10,987,836
Micron Technology, Inc. (a)	1,951,100	19,003,714
National Semiconductor Corp. (a)	582,200	8,738,822
NVIDIA Corp. (a)	3,437,788	39,568,940
QLogic Corp. (a)	524,437	18,098,321

	Shares	Value (Note 1)
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	5,423,232	$ 38,233,786
Texas Instruments, Inc.	5,086,850	76,353,619
		710,628,968
Software - 6.7%
Adobe Systems, Inc.	1,295,600	32,132,176
Electronic Arts, Inc. (a)	896,984	44,642,894
Microsoft Corp. (a)	7,988,923	413,027,312
Red Hat, Inc. (a)	1,011,403	5,977,392
Synopsys, Inc. (a)	566,378	26,138,345
Take-Two Interactive Software, Inc. (a)	845,645	19,864,201
VERITAS Software Corp. (a)	903,831	14,117,840
		555,900,160
TOTAL INFORMATION TECHNOLOGY		2,074,906,867
MATERIALS - 1.0%
Chemicals - 0.5%
Lyondell Chemical Co.	3,010,600	38,053,984
Containers & Packaging - 0.2%
Owens-Illinois, Inc. (a)	1,255,700	18,308,106
Metals & Mining - 0.3%
Arch Coal, Inc.	486,200	10,497,058
Massey Energy Corp.	1,468,900	14,277,708
		24,774,766
TOTAL MATERIALS		81,136,856
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.6%
AT&T Corp.	973,060	25,406,597
KT Corp. sponsored ADR	1,090,400	23,498,120
TeraBeam Networks (c)	60,800	15,200
		48,919,917
Wireless Telecommunication Services - 0.8%
SK Telecom Co. Ltd. sponsored ADR	1,092,000	23,314,200
Vodafone Group PLC sponsored ADR	2,250,100	40,771,812
		64,086,012
TOTAL TELECOMMUNICATION SERVICES		113,005,929
TOTAL COMMON STOCKS (Cost $8,078,391,351)		8,124,515,282
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,528,257)	88,646	88,646
Money Market Funds - 3.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	182,894,991	$ 182,894,991
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	75,642,400	75,642,400
TOTAL MONEY MARKET FUNDS (Cost $258,537,391)		258,537,391
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $8,338,456,999)		8,383,141,319
NET OTHER ASSETS - (0.8)%		(69,502,539)
NET ASSETS - 100%		$ 8,313,638,780
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 1,528,257
Geneprot, Inc.	7/7/00	$ 4,543,000
TeraBeam Networks	4/7/00	$ 228,000
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $9,432,517,424 and $10,597,818,176, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $3,701,217, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $978,016 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,994,846 or 0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $31,900,508. The weighted average interest rate was 1.86%. Interest expense includes $100,310 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $10,197,000. The weighted average interest rate was 2.19%. Interest expense includes $620 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $4,287,791,000 of which $2,090,079,000 and $2,197,712,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $66,995,931) (cost $8,338,456,999) - See accompanying schedule		$ 8,383,141,319
Receivable for investments sold		9,245,238
Receivable for fund shares sold		6,182,934
Dividends receivable		10,132,161
Interest receivable		187,781
Other receivables		947,825
Total assets		8,409,837,258

Liabilities
Payable for investments purchased	$ 5,989,637
Payable for fund shares redeemed	9,828,672
Accrued management fee	4,199,312
Distribution fees payable	141,236
Other payables and accrued expenses	397,221
Collateral on securities loaned, at value	75,642,400
Total liabilities		96,198,478

Net Assets		$ 8,313,638,780
Net Assets consist of:
Paid in capital		$ 12,680,965,687
Undistributed net investment income		22,669,639
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,434,684,927)
Net unrealized appreciation (depreciation) on investments		44,688,381
Net Assets		$ 8,313,638,780
Initial Class: Net Asset Value, offering price and redemption price per share ($7,016,146,709 ÷ 299,372,922 shares)		$ 23.44

Service Class: Net Asset Value, offering price and redemption price per share ($1,058,738,433 ÷ 45,355,660 shares)		$ 23.34

Service Class 2: Net Asset Value, offering price and redemption price per share ($238,543,220 ÷ 10,278,040 shares)		$ 23.21

Service Class 2R: Net Asset Value, offering price and redemption price per share ($210,418 ÷ 9,069 shares)		$ 23.20

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 88,365,716
Interest		1,684,419
Security lending		861,139
Total income		90,911,274

Expenses
Management fee	$ 61,382,867
Transfer agent fees	7,076,210
Distribution fees	1,872,797
Accounting and security lending fees	928,701
Non-interested trustees' compensation	52,080
Custodian fees and expenses	189,982
Audit	71,592
Legal	87,348
Interest	100,930
Miscellaneous	598,690
Total expenses before reductions	72,361,197
Expense reductions	(5,921,656)	66,439,541
Net investment income (loss)		24,471,733
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,263,451,848)
Foreign currency transactions	115,388
Total net realized gain (loss)		(2,263,336,460)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,669,651,454)
Assets and liabilities in foreign currencies	(10,197)
Total change in net unrealized appreciation (depreciation)		(1,669,661,651)
Net gain (loss)		(3,932,998,111)
Net increase (decrease) in net assets resulting from operations		$ (3,908,526,378)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,471,733	$ 25,955,845
Net realized gain (loss)	(2,263,336,460)	(2,008,980,783)
Change in net unrealized appreciation (depreciation)	(1,669,661,651)	(1,103,298,763)
Net increase (decrease) in net assets resulting from operations	(3,908,526,378)	(3,086,323,701)
Distributions to shareholders from net investment income	(25,839,894)	(10,651,148)
Distributions to shareholders from net realized gain	-	(1,124,534,087)
Total distributions	(25,839,894)	(1,135,185,235)
Share transactions - net increase (decrease)	(1,057,887,768)	105,985,623
Redemption fees	134	-
Total increase (decrease) in net assets	(4,992,253,906)	(4,115,523,313)

Net Assets
Beginning of period	13,305,892,686	17,421,415,999
End of period (including undistributed net investment income of $22,669,639 and undistributed net investment income of $24,523,436, respectively)	$ 8,313,638,780	$ 13,305,892,686
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2	Service Class 2R A
Sold	27,701,250	7,846,255	8,720,137	9,679
Reinvested	745,326	62,377	7,951	-
Redeemed	(69,998,416)	(12,009,200)	(4,193,267)	(610)
Net increase (decrease)	(41,551,840)	(4,100,568)	4,534,821	9,069
Dollars
Sold	$ 783,515,852	$ 225,005,883	$ 237,415,474	$ 256,038
Reinvested	23,619,367	1,970,483	250,044	-
Redeemed	(1,899,343,201)	(321,589,917)	(108,973,421)	(14,370)
Net increase (decrease)	$ (1,092,207,982)	$ (94,613,551)	$ 128,692,097	$ 241,668
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	39,041,869	13,312,909	5,569,506
Reinvested	24,560,455	3,016,784	119,736
Redeemed	(78,112,878)	(9,325,901)	(1,260,574)
Net increase (decrease)	(14,510,554)	7,003,792	4,428,668
Dollars
Sold	$ 1,384,695,642	$ 479,702,662	$ 192,198,699
Reinvested	1,006,978,664	123,326,141	4,880,430
Redeemed	(2,719,903,391)	(324,004,271)	(41,888,953)
Net increase (decrease)	$ (328,229,085)	$ 279,024,532	$ 155,190,176
Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 23,619,367	$ 1,970,483	$ 250,044	$ -
From net realized gain	-	-	-	-
Total	$ 23,619,367	$ 1,970,483	$ 250,044	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,599,775	$ -	$ 51,373
From net realized gain	996,378,889	123,326,141	4,829,057
Total	$ 1,006,978,664	$ 123,326,141	$ 4,880,430

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 33.61	$ 43.66	$ 54.93	$ 44.87	$ 37.10
Income from Investment Operations
Net investment income (loss) C	.07	.07	.03	.07	.08
Net realized and unrealized gain (loss)	(10.17)	(7.27)	(5.27)	15.10	12.85
Total from investment operations	(10.10)	(7.20)	(5.24)	15.17	12.93
Distributions from net investment income	(.07)	(.03)	(.06)	(.08)	(.19)
Distributions from net realized gain	-	(2.82)	(5.97)	(5.03)	(4.97)
Total distributions	(.07)	(2.85)	(6.03)	(5.11)	(5.16)
Redemption fees added to paid in capitalC	-	-	-	-	-
Net asset value, end of period	$ 23.44	$ 33.61	$ 43.66	$ 54.93	$ 44.87
Total Return A,B	(30.10)%	(17.67)%	(10.96)%	37.44%	39.49%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.68%	.65%	.66%	.68%
Expenses net of voluntary waivers, if any	.67%	.68%	.65%	.66%	.68%
Expenses net of all reductions	.61%	.65%	.64%	.65%	.66%
Net investment income (loss)	.25%	.19%	.07%	.14%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,016,147	$ 11,458,659	$ 15,517,271	$ 17,142,411	$ 11,243,824
Portfolio turnover rate	90%	105%	103%	84%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 33.48	$ 43.51	$ 54.80	$ 44.82	$ 37.09
Income from Investment Operations
Net investment income (loss) C	.04	.03	(.02)	.02	.06
Net realized and unrealized gain (loss)	(10.14)	(7.24)	(5.25)	15.07	12.83
Total from investment operations	(10.10)	(7.21)	(5.27)	15.09	12.89
Distributions from net investment income	(.04)	-	(.05)	(.08)	(.19)
Distributions from net realized gain	-	(2.82)	(5.97)	(5.03)	(4.97)
Total distributions	(.04)	(2.82)	(6.02)	(5.11)	(5.16)
Redemption fees added to paid in capitalC	-	-	-	-	-
Net asset value, end of period	$ 23.34	$ 33.48	$ 43.51	$ 54.80	$ 44.82
Total Return A,B	(30.20)%	(17.74)%	(11.05)%	37.29%	39.38%
Ratios to Average Net Assets D
Expenses before expense reductions	.77%	.78%	.76%	.77%	.80%
Expenses net of voluntary waivers, if any	.77%	.78%	.76%	.77%	.80%
Expenses net of all reductions	.71%	.75%	.74%	.75%	.75%
Net investment income (loss)	.15%	.09%	(.04) %	.04%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,058,738	$ 1,655,758	$ 1,847,051	$ 916,330	$ 136,142
Portfolio turnover rate	90%	105%	103%	84%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 33.34	$ 43.43	$ 53.40
Income from Investment Operations
Net investment income (loss) E	-	(.02)	(.09)
Net realized and unrealized gain (loss)	(10.09)	(7.22)	(3.86)
Total from investment operations	(10.09)	(7.24)	(3.95)
Distributions from net investment income	(.04)	(.03)	(.05)
Distributions from net realized gain	-	(2.82)	(5.97)
Total distributions	(.04)	(2.85)	(6.02)
Redemption fees added to paid in capitalE	-	-	-
Net asset value, end of period	$ 23.21	$ 33.34	$ 43.43
Total Return B,C,D	(30.30)%	(17.87)%	(8.88)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.93%	.91% A
Expenses net of voluntary waivers, if any	.93%	.93%	.91% A
Expenses net of all reductions	.87%	.90%	.90% A
Net investment income (loss)	(.01)%	(.06)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 238,543	$ 191,475	$ 57,095
Portfolio turnover rate	90%	105%	103%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 31.05
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	(7.84)
Total from investment operations	(7.85)
Redemption fees added to paid in capitalE	-
Net asset value, end of period	$ 23.20
Total Return B,C,D	(25.28)%
Ratios to Average Net Assets G
Expenses before expense reductions	.96% A
Expenses net of voluntary waivers, if any	.96% A
Expenses net of all reductions	.90% A
Net investment income (loss)	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 210
Portfolio turnover rate	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Equity-Income Portfolio and Growth Portfolio (the funds) are funds of Variable Insurance Products Fund. Contrafund Portfolio (the fund) is a fund of Variable Insurance Products Fund II. The Variable Insurance Products Fund and Variable Insurance Products Fund II (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, contingent interest, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Contrafund	$ 7,055,601,912	$ 929,551,579	$ (338,906,917)	$ 590,644,662
Equity-Income	8,063,499,847	1,369,267,422	(1,339,969,325)	29,298,097
Growth	8,485,461,898	1,017,667,341	(1,119,987,920)	(102,320,579)

	Undistributed Ordinary Income	Capital Loss Carryforward	Total Distributable Earnings
Contrafund	$ 32,915,426	$ (1,338,656,963)	$ -
Equity-Income	149,805,250	(127,840,102)	51,263,245
Growth	22,785,026	(4,287,791,262)	-

The tax character of distributions paid during the current and prior year was as follows:

Contrafund
Ordinary Income	$ 65,347,191	$ 69,399,586
Long-term Capital Gains	-	248,845,348
Total	$ 65,347,191	$ 318,244,934
Equity-Income
Ordinary Income	$ 175,952,709	$ 175,168,717
Long-term Capital Gains	208,690,233	493,630,239
Total	$ 384,642,942	$ 668,798,956
Growth
Ordinary Income	$ 25,839,894	$ 10,651,148
Long-term Capital Gains	-	1,124,534,087
Total	$ 25,839,894	$ 1,135,185,235

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the applicable fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

2. Operating Policies - continued

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates for equity funds are based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .30% for Contrafund and Growth Portfolios and .20% for Equity-Income Portfolio. The group fee rates averaged .28% during the period

Total
Contrafund	.58%
Equity-Income	.48%
Growth	.58%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2 and Service Class 2 R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Service Class 2R
Contrafund	$ 1,195,441	$ 837,608	$ 429
Equity-Income	$ 831,876	$ 792,654	$ 305
Growth	$ 1,335,025	$ 537,602	$ 170

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid FIIOC the following amounts:

Contrafund
Initial Class	$ 4,483,109
Service Class	828,456
Service Class 2	253,716
Service Class 2R	156
$ 5,565,437
Equity-Income
Initial Class	$ 5,549,564
Service Class	569,418
Service Class 2	239,734
Service Class 2R	114
$ 6,358,830
Growth
Initial Class	$ 6,012,522
Service Class	901,380
Service Class 2	162,239
Service Class 2R	69
$ 7,076,210

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Contrafund	$ 11,124,803
Equity-Income	$ 2,032,287
Growth	$ 1,666,991

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction

Contrafund	$ 2,884,324	$ 3,971
Equity-Income	$ 844,336	$ 302
Growth	$ 5,919,764	$ 1,892

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies each were the owners of record of more than 10% of the total outstanding shares of the following funds:

	FILI %	Number of Unaffiliated Insurance Companies	Unaffiliated Insurance Companies %
Contrafund	16%	2	30%
Equity-Income	12%	1	25%
Growth	12%	2	34%

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of Growth Portfolio and Equity-Income Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio and Equity-Income Portfolio (funds of Variable Insurance Products Fund) at December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and the Shareholders of Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of, Contrafund Portfolio (the fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Contrafund Portfolio as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981 or 1988

Trustee of Variable Insurance Products Fund (1981) and Variable Insurance Products Fund II (1988). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Contrafund (2001), VIP Equity-Income (2001), and VIP Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987 or 1988

Trustee of Variable Insurance Products Fund (1987) or Variable Insurance Products Fund II (1988). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of VIP Equity-Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Contrafund and VIP Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

William Danoff (42)
Year of Election or Appointment: 1995 Vice President of VIP Contrafund and another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Danoff managed a variety of Fidelity funds.
Stephen R. Petersen (46)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

Jennifer Uhrig (41)
Year of Election or Appointment: 1997 Vice President of VIP Growth and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Contrafund, VIP Equity-Income, and VIP Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Contrafund, VIP Equity-Income, and VIP Growth. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Contrafund, VIP Equity-Income, and VIP Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)

Year of Election or Appointment: 1986 or 1995

Assistant Treasurer of VIP Contrafund (1995), VIP Equity-Income (1986), and VIP Growth (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Contrafund, VIP Equity-Income, and VIP Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Contrafund, VIP Equity-Income, and VIP Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Contrafund, VIP Equity-Income, and VIP Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

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Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
Contrafund Portfolio

Fidelity Management & Research (Far East) Inc.
Contrafund Portfolio

Fidelity Investments Japan Limited
Contrafund Portfolio

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank, New York, NY
Equity-Income Portfolio

Brown Brothers Harriman & Co., Boston, MA
Contrafund Portfolio
Mellon Bank, N.A., Pittsburgh, PA
Growth Portfolio

VIP2R-ANN-0203 337965
1.782454.100

Fidelity® Variable Insurance Products
Initial Class

Asset Manager: Growth® Portfolio

Balanced Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Asset Manager: Growth Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Balanced Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth & Income Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth Opportunities Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Investment Grade Bond Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Mid Cap Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Money Market Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch US High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Asset Mgr: Growth - Initial Class	-15.53%	-1.49%	6.97%
Fidelity Asset Manager: Growth Composite	-13.35%	2.07%	9.49%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
LB 3 Month T-Bill	1.78%	4.52%	4.94%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset Manager: Growth® Portfolio - Initial Class on January 31, 1995, shortly after the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager: Growth Composite Index, the S&P® Index and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Richard Habermann (right) and Ford O'Neil (left), Co-managers of Asset Manager: Growth Portfolio

Q. How did the fund perform, Dick?

D.H. For the year ending December 31, 2002, the fund trailed both the Fidelity Asset Manager: Growth Composite Index and the Lipper Inc. variable annuity flexible portfolio funds average, which fell 13.35% and 10.32%, respectively.

Q. What affected fund results?

D.H. My asset allocation decisions drove performance. I stayed close to a 70% neutral weighting in equities during the first nine months of the year, given my concerns about business fundamentals and corporate governance issues. Being more cautious on stocks helped as share prices steadily eroded during the spring and summer. Consistent with this cautious stance, I became more heavily weighted in bonds during this time. However, our emphasis on high-yield securities hurt versus the benchmarks. High-yield bonds suffered from widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite good credit analysis and reducing the high-yield weighting as market conditions soured, we still lost ground to the all-investment-grade bond allocation in the composite index, which was helped by the flight to quality in Treasuries. We recouped some losses during the fourth quarter when high-yield bonds rebounded on improved demand for riskier assets. Further, we benefited from overweighting stocks as they rallied and then trimming them - largely due to valuation concerns - before the market rolled back over in December.

Q. What drove the fund's equity holdings?

D.H. It was a very challenging year, one where nearly every major equity market sector posted double-digit declines and the Standard & Poor's 500 Index was off 22.10%. Despite some early period weakness, Charles Mangum - who became equity manager in February - worked hard to get back close to even with the index, which he accomplished mainly through strong sector selection. Underweighting technology hardware stocks worked for much of the period, as such stocks as IBM and Intel struggled with high valuations and weak capital spending. Avoiding many of the land mines within the sector also contributed, as did an investment in Dell, which bucked the downtrend. Owning the right telecommunication services stocks also was key, as we avoided the WorldCom disaster and overweighted Qwest Communications and Verizon, both of which snapped back sharply in the fourth quarter. Elsewhere, Cardinal Health boosted returns in health care services, while several of our consumer-related holdings - including Coca-Cola and Alberto-Culver - and diversified financials fared well due to their defensive nature. However, we suffered somewhat from becoming prematurely aggressive during the spring, leaving us without exposure to such solid consumer names as Proctor & Gamble and Anheuser-Busch. Another drag was the fund's stake in pharmaceutical stocks Bristol-Myers Squibb and Schering-Plough, which fell in part due to drug-approval delays. Finally, the fund held a couple of stocks badly hurt by accounting issues, which Charles sold soon after taking over the equity subportfolio, avoiding further damage.

Q. Ford, how did the fixed-income portion of the fund do?

F.O. A favorable interest rate backdrop, spurred by sluggish economic growth, weak corporate profits and slumping stock prices, resulted in strong absolute returns for our investment-grade holdings, which also soundly beat their index. I focused on high-quality mortgage securities with some prepayment protection, which sheltered us from another big refinancing wave, and whose higher yields helped offset the sharp rally in government bonds. We also benefited from missing several prominent corporate issuers that stumbled, while adding exposure to beaten-down BBB-rated bonds that rebounded toward period end. Though they lagged the returns of investment-grade bonds, the fund's high-yield holdings also had a positive return and beat their benchmark. Managed by Mark Notkin, the high-yield subportfolio avoided most major defaults and credit downgrades. It further benefited from Mark's strong security selection, particularly in telecom, as well as his emphasis on higher-rated bonds, which provided a lot of cushion in a difficult environment. Finally, the strategic cash portion of the fund - managed by John Todd - had fairly steady returns to help offset equity market volatility.

Q. What's your outlook, Ford?

F.O. Despite some improvement of late, market sentiment is likely to remain fragile until economic, geopolitical and corporate uncertainty subsides. This uncertainty has led to relatively wide corporate yield spreads and poor equity performance. Since we believe the economy and corporate earnings will improve over the next 12 months - spurred by substantial monetary and fiscal stimulus - we feel the stage is set for high-yield securities to outperform investment-grade bonds and cash. While we're still cautious on equities at period end, there may be opportunities to take advantage of market volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: maximize total return over the long term by allocating assets among stocks, bonds and short-term instruments and other investments

Start date: January 3, 1995

Size: as of December 31, 2002, more than
$294 million

Manager: Richard Habermann and Ford O'Neil, since 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Cardinal Health, Inc.	5.0
Clear Channel Communications, Inc.	4.1
American International Group, Inc.	3.6
General Electric Co.	3.4
Fannie Mae	3.2
19.3
Top Five Market Sectors as of December 31, 2002
(stocks only)	% of fund's net assets
Financials	16.2
Health Care	13.3
Consumer Discretionary	8.9
Industrials	6.3
Information Technology	6.0
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stock Class and Equity Futures	68.8%
Bond Class	26.3%
Short-Term Class	4.9%
* Foreign investments	3.1%

Asset allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conforms to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 67.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.1%
Dana Corp.	21,100	$ 248,136
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	67,700	1,088,616
Household Durables - 0.1%
Leggett & Platt, Inc.	10,100	226,644
Media - 6.0%
AOL Time Warner, Inc. (a)	377,300	4,942,630
Clear Channel Communications, Inc. (a)	323,500	12,063,315
Comcast Corp. Class A (a)	28,176	664,108
		17,670,053
Multiline Retail - 0.2%
Target Corp.	20,400	612,000
Specialty Retail - 2.1%
Home Depot, Inc.	199,200	4,772,832
Lowe's Companies, Inc.	30,900	1,158,750
Office Depot, Inc. (a)	15,200	224,352
		6,155,934
TOTAL CONSUMER DISCRETIONARY		26,001,383
CONSUMER STAPLES - 5.6%
Beverages - 1.6%
PepsiCo, Inc.	62,300	2,630,306
The Coca-Cola Co.	45,500	1,993,810
		4,624,116
Food & Drug Retailing - 1.5%
CVS Corp.	128,600	3,211,142
Safeway, Inc. (a)	51,500	1,203,040
		4,414,182
Food Products - 0.1%
Fresh Del Monte Produce, Inc.	4,200	79,422
McCormick & Co., Inc. (non-vtg.)	4,500	104,400
		183,822
Personal Products - 1.1%
Alberto-Culver Co.:
Class A	35,900	1,744,381
Class B	21,800	1,098,720
Gillette Co.	15,000	455,400
		3,298,501
Tobacco - 1.3%
Philip Morris Companies, Inc.	98,100	3,975,993
TOTAL CONSUMER STAPLES		16,496,614
ENERGY - 5.0%
Energy Equipment & Services - 1.0%
Cooper Cameron Corp. (a)	5,400	269,028
Diamond Offshore Drilling, Inc.	17,100	373,635
ENSCO International, Inc.	8,700	256,215

	Shares	Value (Note 1)
GlobalSantaFe Corp.	25,000	$ 608,000
Halliburton Co.	10,200	190,842
National-Oilwell, Inc. (a)	16,900	369,096
Pride International, Inc. (a)	2,400	35,760
Rowan Companies, Inc.	4,200	95,340
Transocean, Inc.	27,000	626,400
		2,824,316
Oil & Gas - 4.0%
ChevronTexaco Corp.	44,900	2,984,952
ConocoPhillips	122,653	5,935,179
Exxon Mobil Corp.	86,500	3,022,310
		11,942,441
TOTAL ENERGY		14,766,757
FINANCIALS - 16.0%
Banks - 2.3%
Bank of America Corp.	19,700	1,370,529
Bank One Corp.	28,100	1,027,055
Comerica, Inc.	4,100	177,284
FleetBoston Financial Corp.	77,100	1,873,530
Synovus Financial Corp.	28,200	547,080
Wachovia Corp.	46,337	1,688,520
		6,683,998
Diversified Financials - 9.2%
Citigroup, Inc.	229,400	8,072,586
Fannie Mae	144,400	9,289,252
Merrill Lynch & Co., Inc.	142,100	5,392,695
Morgan Stanley	113,200	4,518,944
		27,273,477
Insurance - 4.5%
Allmerica Financial Corp. (a)	31,800	321,180
Allstate Corp.	11,200	414,288
American International Group, Inc.	180,700	10,453,495
Hartford Financial Services Group, Inc.	35,500	1,612,765
Travelers Property Casualty Corp.:
Class A	9,803	143,614
Class B (a)	20,140	295,051
		13,240,393
TOTAL FINANCIALS		47,197,868
HEALTH CARE - 13.2%
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	76,400	2,139,200
Health Care Providers & Services - 5.1%
Cardinal Health, Inc.	247,050	14,622,877
HCA, Inc.	9,800	406,700
		15,029,577
Pharmaceuticals - 7.4%
Bristol-Myers Squibb Co.	66,100	1,530,215
Merck & Co., Inc.	139,400	7,891,434
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	212,000	$ 6,480,840
Pharmacia Corp.	19,900	831,820
Recordati Spa	5,813	94,353
Schering-Plough Corp.	170,200	3,778,440
Wyeth	28,000	1,047,200
		21,654,302
TOTAL HEALTH CARE		38,823,079
INDUSTRIALS - 6.3%
Airlines - 0.1%
Delta Air Lines, Inc.	12,900	156,090
Commercial Services & Supplies - 0.8%
Aramark Corp. Class B	2,100	49,350
ChoicePoint, Inc. (a)	16,300	643,687
First Data Corp.	39,600	1,402,236
Sabre Holdings Corp. Class A (a)	12,300	222,753
		2,318,026
Industrial Conglomerates - 4.7%
General Electric Co.	403,500	9,825,225
Tyco International Ltd.	228,700	3,906,196
		13,731,421
Machinery - 0.4%
Ingersoll-Rand Co. Ltd. Class A	28,900	1,244,434
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	5,000	130,050
CSX Corp.	5,600	158,536
Norfolk Southern Corp.	25,600	511,744
Union Pacific Corp.	2,900	173,623
		973,953
TOTAL INDUSTRIALS		18,423,924
INFORMATION TECHNOLOGY - 6.0%
Communications Equipment - 0.8%
CIENA Corp. (a)	58,000	298,120
Cisco Systems, Inc. (a)	46,291	606,412
Comverse Technology, Inc. (a)	40,900	409,818
Motorola, Inc.	123,800	1,070,870
Polycom, Inc. (a)	12,800	121,856
		2,507,076
Computers & Peripherals - 1.9%
Dell Computer Corp. (a)	81,500	2,179,310
EMC Corp. (a)	95,000	583,300
Hewlett-Packard Co.	95,800	1,663,088
Sun Microsystems, Inc. (a)	345,000	1,072,950
		5,498,648

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.2%
Solectron Corp. (a)	143,400	$ 509,070
Thermo Electron Corp. (a)	10,700	215,284
		724,354
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	10,000	163,500
Semiconductor Equipment & Products - 1.7%
Altera Corp. (a)	24,100	297,153
Analog Devices, Inc. (a)	27,300	651,651
Applied Materials, Inc. (a)	19,800	257,994
Atmel Corp. (a)	40,000	89,200
Intel Corp.	50,100	780,057
KLA-Tencor Corp. (a)	15,600	551,772
LAM Research Corp. (a)	27,400	295,920
Lattice Semiconductor Corp. (a)	17,100	149,967
Linear Technology Corp.	12,800	329,216
Micron Technology, Inc. (a)	32,000	311,680
Novellus Systems, Inc. (a)	10,600	297,648
Semtech Corp. (a)	12,600	137,592
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	47,300	333,465
United Microelectronics Corp. sponsored ADR (a)	97,980	329,213
Xilinx, Inc. (a)	14,300	294,580
		5,107,108
Software - 1.3%
Activision, Inc. (a)	14,900	217,391
Adobe Systems, Inc.	7,600	188,488
Computer Associates International, Inc.	19,200	259,200
Microsoft Corp. (a)	48,500	2,507,450
Network Associates, Inc. (a)	2,100	33,789
VERITAS Software Corp. (a)	31,300	488,906
		3,695,224
TOTAL INFORMATION TECHNOLOGY		17,695,910
MATERIALS - 0.7%
Chemicals - 0.1%
Dow Chemical Co.	7,700	228,690
Metals & Mining - 0.6%
Alcoa, Inc.	62,500	1,423,750
Ryerson Tull, Inc.	51,900	316,590
		1,740,340
Paper & Forest Products - 0.0%
Bowater, Inc.	4,100	171,995
TOTAL MATERIALS		2,141,025
TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 4.6%
AT&T Corp.	6,820	178,070
BellSouth Corp.	91,800	2,374,866
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
McCaw International Ltd. warrants 4/16/07 (a)(e)	910	$ 0
NTL, Inc. warrants 10/14/08 (a)	427	4
Ono Finance PLC rights 5/31/09 (a)(e)	310	3
Qwest Communications International, Inc. (a)	348,500	1,742,500
SBC Communications, Inc.	136,600	3,703,226
Verizon Communications, Inc.	142,400	5,518,000
		13,516,669
UTILITIES - 1.2%
Electric Utilities - 1.1%
FirstEnergy Corp.	67,500	2,225,475
Southern Co.	29,700	843,183
Wisconsin Energy Corp.	8,200	206,640
		3,275,298
Gas Utilities - 0.1%
NiSource, Inc.	15,700	314,000
TOTAL UTILITIES		3,589,298
TOTAL COMMON STOCKS (Cost $235,251,330)		198,652,527
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Diversified Financials - 0.1%
AES Trust VII $3.00	33,600	447,014
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (e)	530	398
TOTAL CONVERTIBLE PREFERRED STOCKS		447,412
Nonconvertible Preferred Stocks - 0.5%
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	160	165,328
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	175	174,409

	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	$ 114,570
Wireless Telecommunication Services - 0.3%
Crown Castle International Corp. $127.50 pay-in-kind	16	11,040
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	1,047	921,360
		932,400
TOTAL TELECOMMUNICATION SERVICES		1,046,970
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,386,707
TOTAL PREFERRED STOCKS (Cost $2,818,197)		1,834,119
Corporate Bonds - 21.1%
	Principal Amount
Convertible Bonds - 1.9%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (e)	$ 270,000	340,430
FINANCIALS - 0.1%
Diversified Financials - 0.1%
IOS Capital LLC 5% 5/1/07 (e)	205,000	179,539
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Total Renal Care Holdings:
7% 5/15/09 (e)	200,000	198,875
7% 5/15/09	210,000	208,819
		407,694
INFORMATION TECHNOLOGY - 1.6%
Communications Equipment - 0.5%
Brocade Communications Systems, Inc. 2% 1/1/07	290,000	203,110
CIENA Corp. 3.75% 2/1/08	520,000	358,800
Juniper Networks, Inc. 4.75% 3/15/07	1,270,000	986,727
		1,548,637
Electronic Equipment & Instruments - 0.7%
Celestica, Inc. liquid yield option note 0% 8/1/20	1,325,000	607,844
Sanmina-SCI Corp.:
0% 9/12/20	795,000	323,963
4.25% 5/1/04	940,000	901,272
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Solectron Corp. liquid yield option note:
0% 5/8/20	$ 75,000	$ 45,938
0% 11/20/20	420,000	206,850
		2,085,867
Semiconductor Equipment & Products - 0.4%
Agere Systems, Inc. 6.5% 12/15/09	270,000	218,384
ASML Holding NV 4.25% 11/30/04 (e)	200,000	171,250
Vitesse Semiconductor Corp. 4% 3/15/05	800,000	632,000
		1,021,634
TOTAL INFORMATION TECHNOLOGY		4,656,138
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	115,000	82,662
TOTAL CONVERTIBLE BONDS		5,666,463
Nonconvertible Bonds - 19.2%
CONSUMER DISCRETIONARY - 5.1%
Auto Components - 0.3%
Arvin Industries, Inc. 6.75% 3/15/08	100,000	96,250
ArvinMeritor, Inc. 8.75% 3/1/12	155,000	158,875
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	50,000	55,587
Dana Corp. 10.125% 3/15/10	340,000	343,400
Dura Operating Corp. 8.625% 4/15/12	140,000	141,400
Stoneridge, Inc. 11.5% 5/1/12	10,000	9,550
		805,062
Hotels, Restaurants & Leisure - 1.7%
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	120,000	128,100
Domino's, Inc. 10.375% 1/15/09	150,000	162,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	520,000	540,800
Hilton Hotels Corp.:
7.625% 12/1/12	150,000	149,250
8.25% 2/15/11	195,000	201,825

	Principal Amount	Value (Note 1)
Horseshoe Gaming LLC 8.625% 5/15/09	$ 515,000	$ 543,325
International Game Technology 8.375% 5/15/09	120,000	132,600
MGM Mirage, Inc. 8.5% 9/15/10	175,000	192,500
Penn National Gaming, Inc. 8.875% 3/15/10	390,000	397,800
Station Casinos, Inc. 8.375% 2/15/08	760,000	805,600
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	360,000	368,100
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	80,000	85,200
8.875% 4/15/11	510,000	553,350
Wheeling Island Gaming, Inc. 10.125% 12/15/09	310,000	310,775
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	290,000	291,450
		4,862,675
Household Durables - 0.4%
Beazer Homes USA, Inc.:
8.625% 5/15/11	250,000	257,500
8.875% 4/1/08	55,000	56,925
Champion Home Builders Co. 11.25% 4/15/07	85,000	70,975
D.R. Horton, Inc. 8% 2/1/09	200,000	200,000
KB Home 8.625% 12/15/08	180,000	188,100
Lennar Corp. 7.625% 3/1/09	150,000	155,250
Ryland Group, Inc. 9.125% 6/15/11	220,000	233,200
Standard Pacific Corp. 9.25% 4/15/12	120,000	116,400
		1,278,350
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	330,000	336,600
Media - 2.6%
AMC Entertainment, Inc.:
9.5% 2/1/11	195,000	192,075
9.875% 2/1/12	130,000	128,050
American Media Operations, Inc. 10.25% 5/1/09	270,000	278,775
AOL Time Warner, Inc. 5.625% 5/1/05	100,000	102,259
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	$ 110,000	$ 118,800
Chancellor Media Corp. 8% 11/1/08	210,000	226,800
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	110,000	31,900
0% 4/1/11 (d)	580,000	200,100
0% 5/15/11 (d)	230,000	57,500
10% 4/1/09	425,000	187,000
10.75% 10/1/09	385,000	169,400
Corus Entertainment, Inc. 8.75% 3/1/12	490,000	519,400
CSC Holdings, Inc.:
7.625% 4/1/11	400,000	377,000
7.625% 7/15/18	90,000	79,200
7.875% 2/15/18	35,000	30,800
EchoStar DBS Corp.:
9.125% 1/15/09	400,000	419,000
9.375% 2/1/09	770,000	808,500
10.375% 10/1/07	345,000	369,150
Entravision Communications Corp. 8.125% 3/15/09	370,000	388,500
Lamar Media Corp.:
7.25% 1/1/13 (e)	80,000	81,000
8.625% 9/15/07	30,000	31,388
LBI Media, Inc. 10.125% 7/15/12 (e)	240,000	250,800
News America Holdings, Inc. 7.75% 12/1/45	100,000	98,278
Nextmedia Operating, Inc. 10.75% 7/1/11	210,000	220,500
PanAmSat Corp.:
6.125% 1/15/05	150,000	146,250
6.375% 1/15/08	230,000	220,800
Penton Media, Inc. 11.875% 10/1/07	145,000	120,350
Quebecor Media, Inc. 11.125% 7/15/11	10,000	9,200
Radio One, Inc. 8.875% 7/1/11	605,000	648,863
Regal Cinemas Corp. 9.375% 2/1/12	335,000	355,100
TCI Communications, Inc. 9.8% 2/1/12	150,000	180,303
Telewest PLC yankee:
9.625% 10/1/06 (c)	565,000	101,700

	Principal Amount	Value (Note 1)
11% 10/1/07 (c)	$ 355,000	$ 65,675
Yell Finance BV 10.75% 8/1/11	375,000	412,500
		7,626,916
Specialty Retail - 0.0%
Hollywood Entertainment Corp. 9.625% 3/15/11	70,000	70,700
TOTAL CONSUMER DISCRETIONARY		14,980,303
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Constellation Brands, Inc. 8.125% 1/15/12	205,000	212,175
Food & Drug Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	65,000	71,250
Rite Aid Corp.:
6.125% 12/15/08 (e)	225,000	166,500
7.125% 1/15/07	65,000	53,950
		291,700
Food Products - 0.5%
Chiquita Brands International, Inc. 10.56% 3/15/09	130,000	132,600
Corn Products International, Inc.:
8.25% 7/15/07	335,000	336,675
8.45% 8/15/09	30,000	30,225
Dean Foods Co.:
6.625% 5/15/09	50,000	49,500
6.9% 10/15/17	40,000	36,400
8.15% 8/1/07	331,000	346,723
Del Monte Corp.:
8.625% 12/15/12 (e)	190,000	193,800
9.25% 5/15/11	70,000	72,800
Dole Food Co., Inc. 7.25% 5/1/09	180,000	172,800
Michael Foods, Inc. 11.75% 4/1/11	20,000	22,200
		1,393,723
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	60,000	56,400
Personal Products - 0.2%
Revlon Consumer Products Corp. 12% 12/1/05	560,000	537,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	$ 70,000	$ 76,032
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	30,000	31,300
		107,332
TOTAL CONSUMER STAPLES		2,598,930
ENERGY - 1.2%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	230,000	235,750
Grant Prideco, Inc.:
9% 12/15/09 (e)	50,000	52,250
9.625% 12/1/07	210,000	222,600
Key Energy Services, Inc. 8.375% 3/1/08	100,000	104,750
		615,350
Oil & Gas - 1.0%
Chesapeake Energy Corp.:
8.125% 4/1/11	195,000	200,850
8.5% 3/15/12	175,000	181,125
Encore Acquisition Co. 8.375% 6/15/12 (e)	245,000	254,800
Forest Oil Corp. 8% 12/15/11	120,000	126,300
Pemex Project Funding Master Trust 7.875% 2/1/09 (e)	100,000	107,500
Petro-Canada yankee 7% 11/15/28	50,000	51,278
Plains All American Pipeline LP 7.75% 10/15/12 (e)	120,000	124,200
Plains Exploration & Production Co. LP 8.75% 7/1/12 (e)	390,000	403,650
Teekay Shipping Corp. 8.875% 7/15/11	625,000	640,625
The Coastal Corp.:
6.2% 5/15/04	80,000	68,800
6.5% 5/15/06	130,000	105,300
6.95% 6/1/28	15,000	9,600
7.5% 8/15/06	75,000	61,500
7.75% 6/15/10	260,000	204,100
7.75% 10/15/35	15,000	9,900
7.75% 10/15/35	125,000	82,500
9.625% 5/15/12	65,000	52,650

	Principal Amount	Value (Note 1)
Valero Energy Corp. 6.875% 4/15/12	$ 25,000	$ 26,035
Vintage Petroleum, Inc. 8.25% 5/1/12	230,000	238,050
		2,948,763
TOTAL ENERGY		3,564,113
FINANCIALS - 2.3%
Banks - 0.1%
BankBoston Corp. 6.625% 2/1/04	20,000	20,841
Fleet Financial Group, Inc. 7.125% 4/15/06	40,000	44,306
MBNA America Bank NA 6.625% 6/15/12	30,000	30,579
MBNA Corp. 7.5% 3/15/12	45,000	48,379
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	50,000	57,871
7.816% 11/29/49	100,000	112,848
		314,824
Diversified Financials - 1.9%
AES Drax Holdings Ltd. 10.41% 12/31/20	270,000	151,200
Ahmanson Capital Trust I 8.36% 12/1/26 (e)	25,000	27,406
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	70,000	51,100
American General Finance Corp. 5.875% 7/14/06	100,000	107,646
Amvescap PLC yankee 5.9% 1/15/07	25,000	26,521
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	130,000	134,875
Capital One Financial Corp. 7.125% 8/1/08	100,000	92,609
Chukchansi Economic Development Authority 14.5% 6/15/09 (e)	125,000	125,625
CIT Group, Inc. 7.75% 4/2/12	30,000	33,695
Citigroup, Inc. 5.625% 8/27/12	70,000	73,604
Continental Airlines, Inc. pass thru trust certificates 6.795% 8/2/18	177,552	115,409
Countrywide Home Loans, Inc. 5.5% 8/1/06	80,000	85,064
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	20,000	21,375
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	$ 20,000	$ 19,979
7.57% 11/18/10	35,000	34,964
7.779% 11/18/05	25,000	20,000
7.92% 5/18/12	245,000	204,298
10.06% 1/2/16	80,000	64,000
Details Capital Corp. 12.5% 11/15/07	85,000	79,900
Deutsche Telekom International Finance BV:
8.25% 6/15/05	50,000	54,670
8.75% 6/15/30	50,000	57,758
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	215,000	197,800
10.625% 12/1/12 (e)	60,000	61,500
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	30,000	31,500
Ford Motor Credit Co. 7.5% 3/15/05	140,000	142,837
General Electric Capital Corp. 6% 6/15/12	65,000	70,179
General Motors Acceptance Corp.:
6.75% 1/15/06	40,000	41,425
6.875% 9/15/11	60,000	59,836
Goldman Sachs Group, Inc. 6.6% 1/15/12	125,000	138,124
Household Finance Corp.:
6.375% 10/15/11	15,000	15,683
6.5% 1/24/06	40,000	42,597
7% 5/15/12	5,000	5,476
J.P. Morgan Chase & Co. 5.35% 3/1/07	50,000	52,890
Lehman Brothers Holdings, Inc. 6.25% 5/15/06	50,000	54,667
Merrill Lynch & Co., Inc. 4% 11/15/07	100,000	101,020
Morgan Stanley 6.6% 4/1/12	40,000	44,333
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	80,000	84,088
NiSource Finance Corp. 7.875% 11/15/10	80,000	87,922
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	100,100	85,718

	Principal Amount	Value (Note 1)
7.248% 7/2/14	$ 128,720	$ 64,360
7.575% 3/1/19	82,320	78,204
7.691% 4/1/17	20,000	16,000
7.95% 9/1/16	19,053	15,242
8.304% 9/1/10	108,557	75,990
Petronas Capital Ltd. 7% 5/22/12 (e)	80,000	87,950
PTC International Finance BV yankee 10.75% 7/1/07	161,000	167,440
PTC International Finance II SA yankee 11.25% 12/1/09	345,000	365,700
Qwest Capital Funding, Inc.:
5.875% 8/3/04	150,000	129,000
7% 8/3/09	170,000	113,900
7.25% 2/15/11	440,000	290,400
7.625% 8/3/21	50,000	29,250
7.75% 8/15/06	130,000	93,600
7.9% 8/15/10	100,000	67,000
R. H. Donnelley Finance Corp. I 8.875% 12/15/10 (e)	80,000	85,600
SESI LLC 8.875% 5/15/11	30,000	30,600
Sprint Capital Corp. 6.875% 11/15/28	75,000	60,375
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	120,000	11,400
U.S. Airways pass thru trust certificates 6.85% 7/30/19	59,124	47,299
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	320,000	256,000
6.375% 7/15/08	75,000	48,000
6.5% 11/15/18	50,000	26,500
6.875% 7/15/28	535,000	304,950
Verizon Wireless Capital LLC 5.375% 12/15/06	50,000	52,234
		5,416,287
Insurance - 0.0%
MetLife, Inc. 5.375% 12/15/12	10,000	10,330
Principal Life Global Funding I 6.25% 2/15/12 (e)	25,000	26,500
		36,830
Real Estate - 0.3%
Boston Properties, Inc. 6.25% 1/15/13 (e)	30,000	30,462
CenterPoint Properties Trust 6.75% 4/1/05	100,000	107,618
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	320,000	330,400
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Duke Realty LP New 6.875% 3/15/05	$ 100,000	$ 107,128
EOP Operating LP 7.75% 11/15/07	50,000	56,708
Regency Centers LP 6.75% 1/15/12	45,000	48,589
Senior Housing Properties Trust 8.625% 1/15/12	245,000	241,325
		922,230
TOTAL FINANCIALS		6,690,171
HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.2%
ALARIS Medical Systems, Inc. 11.625% 12/1/06	245,000	275,625
Fisher Scientific International, Inc.:
8.125% 5/1/12	140,000	144,200
9% 2/1/08	30,000	31,275
		451,100
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc. 11% 1/2/07	216,400	215,859
Fountain View, Inc. 11.25% 4/15/08 (c)	460,000	276,000
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	30,000	28,800
PacifiCare Health Systems, Inc. 10.75% 6/1/09	235,000	250,863
Stewart Enterprises, Inc. 10.75% 7/1/08	110,000	121,550
Tenet Healthcare Corp.:
5.375% 11/15/06	35,000	31,850
6.375% 12/1/11	70,000	64,400
6.5% 6/1/12	85,000	78,625
Triad Hospitals, Inc. 8.75% 5/1/09	375,000	401,250
Unilab Corp. 12.75% 10/1/09	97,000	113,490
		1,582,687

	Principal Amount	Value (Note 1)
Pharmaceuticals - 0.2%
aaiPharma, Inc. 11% 4/1/10	$ 160,000	$ 160,000
Biovail Corp. yankee 7.875% 4/1/10	320,000	321,600
		481,600
TOTAL HEALTH CARE		2,515,387
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.3%
Alliant Techsystems, Inc. 8.5% 5/15/11	395,000	426,600
BE Aerospace, Inc.:
8.875% 5/1/11	235,000	171,550
9.5% 11/1/08	25,000	19,250
Raytheon Co. 6.75% 8/15/07	125,000	138,609
Transdigm, Inc. 10.375% 12/1/08	220,000	221,100
		977,109
Airlines - 0.0%
Delta Air Lines, Inc.:
8.3% 12/15/29	140,000	77,000
8.54% 1/2/07	52,729	39,547
		116,547
Commercial Services & Supplies - 0.7%
Allied Waste North America, Inc.:
7.625% 1/1/06	495,000	495,000
7.875% 1/1/09	40,000	39,700
8.875% 4/1/08	390,000	397,800
American Color Graphics, Inc. 12.75% 8/1/05	210,000	207,900
Browning-Ferris Industries, Inc. 6.375% 1/15/08	220,000	194,700
Iron Mountain, Inc.:
8.25% 7/1/11	125,000	128,750
8.625% 4/1/13	10,000	10,450
JohnsonDiversey, Inc. 9.625% 5/15/12 (e)	295,000	309,750
Pierce Leahy Command Co. yankee 8.125% 5/15/08	55,000	56,238
World Color Press, Inc.:
7.75% 2/15/09	220,000	220,000
8.375% 11/15/08	30,000	30,450
		2,090,738
Industrial Conglomerates - 0.2%
Tyco International Group SA:
6.125% 11/1/08	15,000	14,025
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tyco International Group SA: - continued
yankee:
6.375% 10/15/11	$ 335,000	$ 313,225
6.75% 2/15/11	100,000	94,500
		421,750
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08	60,000	64,800
Cummins, Inc. 9.5% 12/1/10 (e)	80,000	84,800
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	55,000	56,100
		205,700
Marine - 0.1%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	170,000	130,900
10.25% 11/15/06	320,000	201,600
		332,500
Road & Rail - 0.4%
Kansas City Southern Railway Co.:
7.5% 6/15/09	410,000	430,500
9.5% 10/1/08	40,000	43,900
TFM SA de CV yankee 11.75% 6/15/09	710,000	699,350
		1,173,750
TOTAL INDUSTRIALS		5,318,094
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.0%
L-3 Communications Corp.:
7.625% 6/15/12	55,000	56,925
8% 8/1/08	10,000	10,375
8.5% 5/15/08	20,000	20,800
Motorola, Inc. 8% 11/1/11	25,000	25,875
		113,975
Computers & Peripherals - 0.1%
Compaq Computer Corp. 7.65% 8/1/05	40,000	43,724
Hewlett-Packard Co. 6.5% 7/1/12	65,000	72,138
Seagate Technology HDD Holdings 8% 5/15/09 (e)	180,000	183,600
		299,462

	Principal Amount	Value (Note 1)
Electronic Equipment & Instruments - 0.2%
Flextronics International Ltd. yankee 9.875% 7/1/10	$ 260,000	$ 280,800
Sanmina-SCI Corp. 10.375% 1/15/10 (e)	140,000	141,400
		422,200
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp. 10.5% 2/1/09	80,000	86,800
Micron Technology, Inc. 6.5% 9/30/05 (i)	1,000,000	865,000
		951,800
TOTAL INFORMATION TECHNOLOGY		1,787,437
MATERIALS - 1.8%
Chemicals - 0.3%
Compass Minerals Group, Inc. 10% 8/15/11	250,000	273,750
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (e)	120,000	84,000
Huntsman International LLC 9.875% 3/1/09	275,000	281,875
Lyondell Chemical Co.:
9.5% 12/15/08	115,000	104,650
9.625% 5/1/07	115,000	109,538
9.875% 5/1/07	80,000	76,800
11.125% 7/15/12	60,000	58,500
		989,113
Containers & Packaging - 0.7%
BWAY Corp. 10% 10/15/10 (e)	60,000	62,250
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (e)	165,000	169,950
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (e)	145,000	146,813
8.875% 2/15/09	435,000	448,050
Owens-Illinois, Inc.:
7.15% 5/15/05	190,000	183,825
7.5% 5/15/10	70,000	64,575
7.8% 5/15/18	30,000	24,900
7.85% 5/15/04	170,000	166,175
8.1% 5/15/07	150,000	145,500
Packaging Corp. of America 9.625% 4/1/09	175,000	189,000
Riverwood International Corp. 10.625% 8/1/07	275,000	283,250
Sealed Air Corp. 6.95% 5/15/09 (e)	320,000	332,800
		2,217,088
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc. 7.2% 11/15/26	$ 575,000	$ 560,625
Luscar Coal Ltd. 9.75% 10/15/11	200,000	215,000
P&L Coal Holdings Corp. 8.875% 5/15/08	300,000	315,000
Phelps Dodge Corp.:
8.75% 6/1/11	155,000	160,425
9.5% 6/1/31	240,000	243,600
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(e)	230,000	124,200
Steel Dynamics, Inc. 9.5% 3/15/09	35,000	36,750
		1,655,600
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.5% 5/15/06	30,000	28,200
8.125% 5/15/11	100,000	94,000
Norske Skog Canada Ltd. 8.625% 6/15/11	40,000	40,400
Stone Container Corp.:
8.375% 7/1/12	170,000	174,463
9.75% 2/1/11	205,000	219,350
Weyerhaeuser Co. 6.75% 3/15/12	25,000	27,258
		583,671
TOTAL MATERIALS		5,445,472
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.9%
AT&T Corp. 6.5% 3/15/13	95,000	95,297
Citizens Communications Co.:
8.5% 5/15/06	100,000	110,740
8.5% 5/15/06	70,000	77,518
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (c)	555,000	49,950
11.75% 12/15/05 (c)	345,000	31,050
France Telecom SA 9.25% 3/1/11	50,000	57,814
NTL Communications Corp.:
0% 10/1/08 (c)(d)	660,000	59,400
11.5% 10/1/08 (c)	390,000	35,100
NTL, Inc. 0% 4/1/08 (c)(d)	115,000	11,500

	Principal Amount	Value (Note 1)
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	$ 35,000	$ 32,375
Qwest Corp. 8.875% 3/15/12 (e)	310,000	300,700
Rogers Cantel, Inc. yankee 9.375% 6/1/08	170,000	159,800
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	55,000	58,232
Telefonos de Mexico SA de CV 8.25% 1/26/06	100,000	109,500
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	5,000	113
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	185,000	33,300
11.25% 11/1/08 (c)	190,000	34,200
TELUS Corp. yankee 8% 6/1/11	100,000	96,000
Tritel PCS, Inc. 0% 5/15/09 (d)	374,000	349,690
U.S. West Communications:
7.2% 11/1/04	165,000	156,750
7.2% 11/10/26	55,000	42,900
7.25% 9/15/25	60,000	47,700
Verizon New York, Inc.:
6.875% 4/1/12	50,000	56,169
7.375% 4/1/32	25,000	28,909
WorldCom, Inc.:
7.5% 5/15/11 (c)	1,440,000	331,200
8.25% 5/15/31 (c)	435,000	100,050
		2,465,957
Wireless Telecommunication Services - 0.9%
American Tower Corp. 9.375% 2/1/09	190,000	150,100
AT&T Wireless Services, Inc.:
7.875% 3/1/11	25,000	25,125
8.75% 3/1/31	60,000	58,800
Crown Castle International Corp.:
9.5% 8/1/11	35,000	28,175
10.75% 8/1/11	110,000	95,700
Millicom International Cellular SA yankee 13.5% 6/1/06	220,000	105,600
Nextel Communications, Inc.:
0% 2/15/08 (d)	160,000	144,000
9.375% 11/15/09	40,000	36,200
9.5% 2/1/11	35,000	31,500
9.75% 10/31/07	1,125,000	1,029,375
Orange PLC yankee 9% 6/1/09	395,000	414,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Rogers Wireless, Inc. 9.625% 5/1/11	$ 320,000	$ 302,400
TeleCorp PCS, Inc.:
0% 4/15/09 (d)	245,000	229,075
10.625% 7/15/10	88,000	95,480
		2,746,280
TOTAL TELECOMMUNICATION SERVICES		5,212,237
UTILITIES - 2.8%
Electric Utilities - 1.6%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (e)	35,000	22,400
Avon Energy Partners Holdings 6.46% 3/4/08 (e)	130,000	113,100
CMS Energy Corp.:
7.5% 1/15/09	160,000	136,800
8.375% 7/1/03	305,000	297,375
8.9% 7/15/08	30,000	25,500
9.875% 10/15/07	265,000	241,150
Dominion Resources, Inc. 6.25% 6/30/12	35,000	37,023
Duke Capital Corp. 6.75% 2/15/32	5,000	3,913
Edison International 6.875% 9/15/04	390,000	364,650
FirstEnergy Corp. 6.45% 11/15/11	65,000	64,665
Illinois Power Co.:
7.5% 6/15/09	60,000	49,200
11.5% 12/15/10 (e)	140,000	135,100
Israel Electric Corp. Ltd. 7.75% 12/15/27 (e)	30,000	27,147
Nevada Power Co. 10.875% 10/15/09 (e)	90,000	90,000
Oncor Electric Delivery Co.:
7% 9/1/22 (e)	275,000	256,412
7.25% 1/15/33 (e)	125,000	127,688
Pacific Gas & Electric Co.:
6.75% 10/1/23	105,000	96,600
7.05% 3/1/24	55,000	51,150
9.625% 11/1/05 (e)	430,000	421,400
PSI Energy, Inc. 6.65% 6/15/06	75,000	80,547
Public Service Co. of Colorado 7.875% 10/1/12 (e)	25,000	27,907

	Principal Amount	Value (Note 1)
Reliant Energy Resources Corp.:
7.75% 2/15/11	$ 80,000	$ 67,200
8.125% 7/15/05	50,000	46,079
8.125% 7/15/05	410,000	377,851
Sierra Pacific Power Co. 8% 6/1/08	255,000	239,700
Southern California Edison Co.:
7.125% 7/15/25	20,000	18,550
7.25% 3/1/26	50,000	46,375
7.625% 1/15/10	120,000	112,800
8.95% 11/3/03	350,000	346,500
TECO Energy, Inc.:
7% 5/1/12	45,000	37,800
10.5% 12/1/07 (e)	230,000	225,400
Texas Utilities Co. 6.375% 1/1/08	75,000	67,125
TXU Corp. 6.375% 6/15/06	375,000	343,125
		4,598,232
Gas Utilities - 0.5%
CMS Panhandle Holding Co. 6.5% 7/15/09	175,000	168,000
Consolidated Natural Gas Co. 6.85% 4/15/11	25,000	27,908
El Paso Energy Corp.:
6.75% 5/15/09	125,000	86,250
7.375% 12/15/12	10,000	6,700
8.05% 10/15/30	40,000	24,800
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	25,000	28,032
7.3% 8/15/33	50,000	53,603
Noram Energy Corp. 6.5% 2/1/08	75,000	63,000
Northwest Pipeline Corp. 6.625% 12/1/07	80,000	74,400
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	30,000	27,000
8.25% 4/1/10	70,000	67,550
Sempra Energy 7.95% 3/1/10	25,000	28,507
Southern Natural Gas Co.:
7.35% 2/15/31	310,000	258,850
8% 3/1/32	10,000	8,750
Tennessee Gas Pipeline Co.:
6% 12/15/11	10,000	8,400
7% 10/15/28	20,000	15,400
Transcontinental Gas Pipe Line:
6.125% 1/15/05	100,000	93,000
6.25% 1/15/08	215,000	191,350
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Transcontinental Gas Pipe Line: - continued
8.875% 7/15/12 (e)	$ 205,000	$ 205,000
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	40,000	27,800
		1,464,300
Multi-Utilities & Unregulated Power - 0.7%
AES Corp. 9.5% 6/1/09	345,000	207,000
El Paso Corp.:
7% 5/15/11	195,000	132,600
7.875% 6/15/12 (e)	290,000	203,000
Western Resources, Inc.:
6.875% 8/1/04	105,000	96,600
7.875% 5/1/07	395,000	400,925
9.75% 5/1/07	335,000	308,200
Williams Companies, Inc.:
6.625% 11/15/04	140,000	104,300
6.75% 1/15/06	180,000	125,100
7.125% 9/1/11	25,000	16,375
7.125% 9/1/11	615,000	402,825
7.5% 1/15/31	35,000	21,875
7.625% 7/15/19	125,000	78,750
8.125% 3/15/12 (e)	195,000	132,600
		2,230,150
TOTAL UTILITIES		8,292,682
TOTAL NONCONVERTIBLE BONDS		56,404,826
TOTAL CORPORATE BONDS (Cost $63,478,344)		62,071,289
U.S. Government and Government Agency Obligations - 2.1%

U.S. Government Agency Obligations - 0.6%
Fannie Mae:
4.75% 1/2/07	125,000	132,596
5% 1/15/07	686,000	743,593
5.25% 4/15/07	435,000	476,232
6.25% 2/1/11	65,000	72,741
Freddie Mac:
5.75% 1/15/12	150,000	166,905
5.875% 3/21/11	205,000	224,822
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		1,816,889

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 1.5%
U.S. Treasury Bills, yield at date of purchase 1.38% to 1.54% 1/9/03 to 1/30/03 (g)	$ 900,000	$ 899,525
U.S. Treasury Bonds:
6.25% 5/15/30	645,000	771,859
6.625% 2/15/27	50,000	61,770
8% 11/15/21	364,000	507,183
U.S. Treasury Notes:
3.375% 4/30/04	1,275,000	1,309,514
6.5% 2/15/10	620,000	741,093
7% 7/15/06	81,000	93,913
TOTAL U.S. TREASURY OBLIGATIONS		4,384,857
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $6,026,279)		6,201,746
U.S. Government Agency - Mortgage Securities - 2.7%

Fannie Mae - 2.2%
5.5% 1/1/33 (f)	1,000,000	1,020,626
6% 4/1/13 to 1/1/29	608,158	639,210
6% 1/1/33 (f)	1,688,252	1,746,286
6.5% 5/1/17 to 8/1/32	1,940,362	2,028,468
6.5% 1/1/33 (f)	792,049	824,969
7.5% 5/1/24 to 2/1/28	155,241	165,816
TOTAL FANNIE MAE		6,425,375
Freddie Mac - 0.0%
7.5% 8/1/28	42,107	45,061
Government National Mortgage Association - 0.5%
6.5% 8/15/27	330,555	347,823
7% 7/15/28 to 7/15/32	671,706	712,652
7.5% 1/15/26 to 8/15/28	285,725	305,255
8.5% 11/15/30	55,080	59,767
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		1,425,497
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $7,639,890)		7,895,933
Asset-Backed Securities - 0.1%
	Principal Amount	Value (Note 1)
CIT Marine Trust 5.8% 4/15/10	$ 21,451	$ 21,633
DaimlerChrysler Auto Trust 5.16% 1/6/05	130,000	132,050
Ford Credit Auto Owner Trust 5.71% 9/15/05	35,000	36,744
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	125,000	133,965
Sears Credit Account Master Trust II 7.5% 11/15/07	50,000	52,045
UAF Auto Grantor Trust 6.1% 6/15/04 (e)	6,914	6,956
TOTAL ASSET-BACKED SECURITIES (Cost $369,005)		383,393
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 6.7825% 12/29/25 (e)(h)	37,571	17,648
U.S. Government Agency - 0.1%
Fannie Mae:
planned amortization class Series 1999-54 Class PH, 6.5% 11/18/29	100,000	107,018
REMIC planned amortization class Series 1999-57 Class PH, 6.5% 12/25/29	100,000	105,230
TOTAL U.S. GOVERNMENT AGENCY		212,248
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $205,227)		229,896
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	125,695	138,295
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	91,372	99,397
Class B, 7.48% 2/1/08	80,000	90,204

	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	$ 15,000	$ 16,308
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	140,000	146,606
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9992% 4/29/39 (e)(h)	320,000	274,300
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(e)(h)	250,000	0
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (e)	250,000	259,219
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (h)	45,000	43,144
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (e)	100,000	93,469
LTC Commercial Mortgage pass thru certificates:
sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (e)	68,093	68,689
Series 1996-1 Class E, 9.16% 4/15/28	500,000	335,625
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	25,882	26,299
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 11/15/07 (e)	140,000	152,775
Class E2, 7.224% 11/15/07 (e)	100,000	107,688
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,162,214)		1,852,018
Foreign Government and Government Agency Obligations - 0.1%

Chilean Republic:
6.875% 4/28/09	50,000	54,649
7.125% 1/11/12	40,000	45,300
Malaysian Government 7.5% 7/15/11	25,000	28,922
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
Polish Government 6.25% 7/3/12	$ 50,000	$ 55,500
United Mexican States 9.875% 2/1/10	80,000	98,208
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $249,364)		282,579
Floating Rate Loans - 0.2%

FINANCIALS - 0.1%
Diversified Financials - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6.25% 9/30/10 (f)(h)	355,000	287,550
UTILITIES - 0.1%
Electric Utilities - 0.1%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (h)	130,000	137,800
TOTAL FLOATING RATE LOANS (Cost $417,063)		425,350
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	16,481,571	16,481,571
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	134,621	134,621
TOTAL MONEY MARKET FUNDS (Cost $16,616,192)		16,616,192
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $335,233,105)		296,445,042
NET OTHER ASSETS - (0.7)%		(1,998,219)
NET ASSETS - 100%		$ 294,446,823
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
10 S&P 500 Index Contracts	March 2003	$ 2,197,250	$ (68,184)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,878,199 or 2.7% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $173,934.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
U.S. Governments	4.6%
AAA, AA, A	1.1
BBB	2.4
BB	6.5
B	9.8
CCC, CC, C	1.9
Not Rated	0.4
Equities	68.8
Other Investments	0.0
Short-Term and Net Other Assets	4.5
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $486,933,210 and $541,017,307, respectively, of which long-term U.S. government and government agency obligations aggregated $51,928,867 and $52,769,134, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $33,685 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $865,000 or 0.3% of net assets.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $65,872,000 of which $54,731,000 and $11,141,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (including securities loaned of $129,236) (cost $335,233,105) - See accompanying schedule		$ 296,445,042
Cash		130,022
Receivable for investments sold		1,023,110
Receivable for fund shares sold		14,474
Dividends receivable		346,677
Interest receivable		1,535,493
Receivable for daily variation on futures contracts		3,700
Other receivables		52,112
Total assets		299,550,630
Liabilities
Payable for investments purchased Regular delivery	$ 648,891
Delayed delivery	3,853,078
Payable for fund shares redeemed	258,179
Accrued management fee	147,249
Distribution fees payable	1,377
Other payables and accrued expenses	60,412
Collateral on securities loaned, at value	134,621
Total liabilities		5,103,807

Net Assets		$ 294,446,823
Net Assets consist of:
Paid in capital		$ 394,226,327
Undistributed net investment income		11,827,058
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(72,750,525)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(38,856,037)
Net Assets		$ 294,446,823
Initial Class: Net Asset Value, offering price and redemption price per share ($284,298,078 ÷ 27,527,773 shares)		$ 10.33

Service Class: Net Asset Value, offering price and redemption price per share ($6,104,626 ÷ 594,677 shares)		$ 10.27

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,044,119 ÷ 395,931 shares)		$ 10.21

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 3,705,578
Interest		8,544,419
Security lending		12,461
Total income		12,262,458

Expenses
Management fee	$ 2,004,217
Transfer agent fees	245,322
Distribution fees	19,180
Accounting and security lending fees	131,737
Non-interested trustees' compensation	1,251
Custodian fees and expenses	37,950
Audit	34,013
Legal	2,570
Miscellaneous	40,875
Total expenses before reductions	2,517,115
Expense reductions	(134,187)	2,382,928
Net investment income (loss)		9,879,530
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(12,249,739)
Foreign currency transactions	41
Futures contracts	(1,057,809)
Total net realized gain (loss)		(13,307,507)
Change in net unrealized appreciation (depreciation) on: Investment securities	(59,773,307)
Assets and liabilities in foreign currencies	13
Futures contracts	(68,184)
Total change in net unrealized appreciation (depreciation)		(59,841,478)
Net gain (loss)		(73,148,985)
Net increase (decrease) in net assets resulting from operations		$ (63,269,455)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,879,530	$ 11,049,699
Net realized gain (loss)	(13,307,507)	(61,039,175)
Change in net unrealized appreciation (depreciation)	(59,841,478)	12,082,275
Net increase (decrease) in net assets resulting from operations	(63,269,455)	(37,907,201)
Distributions to shareholders from net investment income	(10,416,607)	(13,343,864)
Distributions to shareholders from net realized gain	-	(16,105,049)
Total distributions	(10,416,607)	(29,448,913)
Share transactions - net increase (decrease)	(45,895,376)	(16,320,571)
Total increase (decrease) in net assets	(119,581,438)	(83,676,685)

Net Assets
Beginning of period	414,028,261	497,704,946
End of period (including undistributed net investment income of $11,827,058 and undistributed net investment income of $12,720,942, respectively)	$ 294,446,823	$ 414,028,261
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	2,002,299	59,590	86,311
Reinvested	852,581	19,176	10,444
Redeemed	(7,128,518)	(249,039)	(120,333)
Net increase (decrease)	(4,273,638)	(170,273)	(23,578)
Dollars
Sold	$ 22,203,801	$ 701,545	$ 952,932
Reinvested	10,068,980	225,322	122,305
Redeemed	(76,233,884)	(2,697,681)	(1,238,696)
Net increase (decrease)	$ (43,961,103)	$ (1,770,814)	$ (163,459)
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	2,648,332	86,383	262,678
Reinvested	2,071,741	53,533	15,343
Redeemed	(6,380,641)	(244,489)	(74,696)
Net increase (decrease)	(1,660,568)	(104,573)	203,325
Dollars
Sold	$ 33,703,712	$ 1,109,889	$ 3,373,478
Reinvested	28,507,157	732,326	209,431
Redeemed	(80,043,164)	(3,021,914)	(891,486)
Net increase (decrease)	$ (17,832,295)	$ (1,179,699)	$ 2,691,423

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,068,980	$ 225,322	$ 122,305
From net realized gain	-	-	-
Total	$ 10,068,980	$ 225,322	$ 122,305

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,927,664	$ 322,572	$ 93,628
From net realized gain	15,579,493	409,753	115,803
Total	$ 28,507,157	$ 732,325	$ 209,431

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.56	$ 14.41	$ 18.38	$ 17.03	$ 16.36
Income from Investment Operations
Net investment income (loss) C	.32	.32	.42	.40	.41
Net realized and unrealized gain (loss)	(2.23)	(1.31)	(2.52)	2.04	2.19
Total from investment operations	(1.91)	(.99)	(2.10)	2.44	2.60
Distributions from net investment income	(.32)	(.39)	(.37)	(.41)	(.34)
Distributions from net realized gain	-	(.47)	(1.50)	(.68)	(1.59)
Total distributions	(.32)	(.86)	(1.87)	(1.09)	(1.93)
Net asset value, end of period	$ 10.33	$ 12.56	$ 14.41	$ 18.38	$ 17.03
Total Return A,B	(15.53)%	(7.39)%	(12.47)%	15.26%	17.57%
Ratios to Average Net Assets D
Expenses before expense reductions	.73%	.73%	.69%	.71%	.73%
Expenses net of voluntary waivers, if any	.73%	.73%	.69%	.71%	.73%
Expenses net of all reductions	.69%	.72%	.68%	.70%	.72%
Net investment income (loss)	2.88%	2.55%	2.61%	2.38%	2.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 284,298	$ 399,273	$ 482,165	$ 580,555	$ 528,874
Portfolio turnover rate	149%	111%	147%	92%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.47	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Income from Investment Operations
Net investment income (loss) C	.30	.31	.40	.38	.40
Net realized and unrealized gain (loss)	(2.20)	(1.32)	(2.50)	2.03	2.14
Total from investment operations	(1.90)	(1.01)	(2.10)	2.41	2.54
Distributions from net investment income	(.30)	(.37)	(.36)	(.41)	(.34)
Distributions from net realized gain	-	(.47)	(1.50)	(.68)	(1.59)
Total distributions	(.30)	(.84)	(1.86)	(1.09)	(1.93)
Net asset value, end of period	$ 10.27	$ 12.47	$ 14.32	$ 18.28	$ 16.96
Total Return A,B	(15.54)%	(7.57)%	(12.54)%	15.13%	17.18%
Ratios to Average Net Assets D
Expenses before expense reductions	.84%	.83%	.80%	.82%	.89%
Expenses net of voluntary waivers, if any	.84%	.83%	.80%	.82%	.89%
Expenses net of all reductions	.80%	.82%	.79%	.81%	.88%
Net investment income (loss)	2.77%	2.44%	2.50%	2.27%	2.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,105	$ 9,542	$ 12,449	$ 10,825	$ 3,165
Portfolio turnover rate	149%	111%	147%	92%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income (loss) E	.28	.28	.34
Net realized and unrealized gain (loss)	(2.21)	(1.30)	(1.96)
Total from investment operations	(1.93)	(1.02)	(1.62)
Distributions from net investment income	(.29)	(.38)	(.36)
Distributions from net realized gain	-	(.47)	(1.50)
Total distributions	(.29)	(.85)	(1.86)
Net asset value, end of period	$ 10.21	$ 12.43	$ 14.30
Total Return B,C,D	(15.83)%	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.03%	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.03%	1.00%	.97% A
Expenses net of all reductions	.99%	.99%	.95% A
Net investment income (loss)	2.58%	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,044	$ 5,213	$ 3,091
Portfolio turnover rate	149%	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Initial Class	-8.72%	1.12%	6.21%
Fidelity Balanced 60/40 Composite	-9.82%	3.10%	10.03%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
Variable Annuity Balanced Funds Average	-10.17%	1.92%	n/a*

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 SM  Index and the Lehman Brothers® Aggregate Bond Index. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Balanced 60/40 Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Louis Salemy (right), Lead Portfolio Manager of Balanced Portfolio, and Ford O'Neil (left), manager for fixed-income investments

Q. How did the fund perform, Louis?

L.S. For the year ending December 31, 2002, the fund outperformed both the Fidelity Balanced 60/40 Composite Index and the Lipper Inc. variable annuity balanced funds average, which fell 9.82% and 10.17%, respectively.

Q. What allowed the fund to beat its benchmarks?

L.S. Favoring stronger-performing fixed-income securities - including bonds and cash - rather than stocks was helpful in a weak equity market, though within equities we benefited from maintaining very little exposure to the downturn in technology stocks. I sharply reduced the tech weighting after taking over the fund in February and never looked back. To me, the earnings expectations and valuations of tech firms were still too high, given a backdrop of weak capital spending and no major breakthrough technologies to drive another growth wave. While such prominent hardware names as Intel and IBM rallied with the rest of the sector during the fourth quarter, not owning them for the year was quite positive overall versus the index. At the same time, we got a boost from overweighting Microsoft, which benefited as one of the few large-cap tech companies whose earnings didn't disappoint. Also key was avoiding other groups plagued by overcapacity, such as utilities, as well as owning the right telecommunication services stocks - namely wireless provider Nextel.

Q. What else helped performance within equities?

L.S. It was tough finding many solid companies that were attractively priced and had good sustainable earnings growth. That said, I held more-concentrated positions in a mix of both cyclical and stable-growth stocks that I felt could help us do well in any economic environment. On the cyclical side, I avoided poor-performing traditional value names and instead used price declines to become more aggressive in such brokerage houses as Morgan Stanley and Merrill Lynch, which stood to benefit from an economic recovery. While we were early with these stocks, as capital markets activity remained anemic, they still held up relatively well due to improved profit margins and earnings power. The stable-growth part of the fund also contributed. We benefited in consumer discretionary by owning good growth stories in media, including advertising company Omnicom Group and satellite TV provider EchoStar Communications.

Q. What holdings hurt performance?

L.S. One part of my cyclical strategy that hurt performance was the fund's holdings in regional Bell operating company BellSouth, which suffered despite the solid management of its business during the economic downturn. We also owned some stocks and high-yield bonds of companies that suffered from corporate scandals and credit-quality downgrades. Our stake in biotechnology firm Amgen dampened results in the health care sector, while having too few regional banks dragged on the performance of our financial holdings. Finally, Home Depot was a big detractor on the retailing front.

Q. Turning to you, Ford, how did the fund's investment-grade holdings fare?

F.O. Bonds generally fared well amid a favorable interest rate environment, spurred by sluggish economic growth, lackluster corporate profitability and slumping stock prices. Against that backdrop, the subportfolio had solid absolute returns and beat its index, largely due to good sector and security selection. We focused on high-quality mortgage securities that were less vulnerable to prepayment activity, which sheltered us from two massive refinancing waves, and whose higher yields helped offset the sharp rally in government bonds. We also did fairly well in corporate bonds, even though as a sector they lagged the broader bond market. While our bias toward this sector hurt slightly overall, solid credit analysis and diversification helped us sidestep several prominent issuers that were downgraded. We also benefited late in the period when our corporates rallied strongly.

Q. What's your outlook, Louis?

L.S. I'm still cautious, as valuations in several industries are now less attractive following the recent run-up in the market. The ability of many companies - particularly within technology and health care - to grow their earnings going forward also remains a challenge. Paralysis in the capital markets has cast a pall over the entire economy, making it difficult for many firms to refinance and pay down debt, or even fund their businesses. We'll need to see some improvement here before the economy can begin growing again. Until then, I'll try to manage the fund for any economic environment through a balance of growth cyclicals and "Steady Eddies" that I feel can consistently increase their earnings power over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks both income and growth of capital

Start date: January 3, 1995

Size: as of December 31, 2002, more than $273 million

Manager: Louis Salemy, since 2002, and Ford O'Neil, since 2001; Louis Salemy joined Fidelity in 1992; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	3.0
Omnicom Group, Inc.	2.9
Morgan Stanley	2.8
Merrill Lynch & Co., Inc.	2.6
BellSouth Corp.	2.6
13.9
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	19.3
Consumer Discretionary	14.8
Consumer Staples	7.6
Telecommunication Services	6.1
Industrials	5.3
Asset Allocation as of December 31, 2002
% of fund's net assets*
Stocks	49.3%
Bonds	39.5%
Short-Term Investments and Net Other Assets	11.0%
Other Investments	0.2%
* Foreign investments	3.9%

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 49.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.6%
Media - 6.6%
AOL Time Warner, Inc. (a)	12	$ 157
Comcast Corp. Class A (special) (a)	56,500	1,276,335
E.W. Scripps Co. Class A	39,200	3,016,440
EchoStar Communications Corp. Class A (a)	185,100	4,120,326
Omnicom Group, Inc.	123,900	8,003,940
Pegasus Communications Corp. Class A (a)	256,000	335,360
Walt Disney Co.	89,400	1,458,114
		18,210,672
Multiline Retail - 3.4%
Kohl's Corp. (a)	60,000	3,357,000
Wal-Mart Stores, Inc.	120,500	6,086,455
		9,443,455
Specialty Retail - 1.1%
Hollywood Entertainment Corp. (a)	93,300	1,408,830
Home Depot, Inc.	63,550	1,522,658
		2,931,488
Textiles Apparel & Luxury Goods - 0.5%
Liz Claiborne, Inc.	42,400	1,257,160
TOTAL CONSUMER DISCRETIONARY		31,842,775
CONSUMER STAPLES - 7.0%
Beverages - 0.6%
The Coca-Cola Co.	36,600	1,603,812
Food & Drug Retailing - 0.6%
Walgreen Co.	55,800	1,628,802
Food Products - 0.7%
McCormick & Co., Inc. (non-vtg.)	62,400	1,447,680
Unilever PLC sponsored ADR	10,400	397,800
		1,845,480
Household Products - 1.5%
Colgate-Palmolive Co.	41,200	2,160,116
Kimberly-Clark Corp.	40,100	1,903,547
		4,063,663
Personal Products - 3.0%
Gillette Co.	272,700	8,279,172
Tobacco - 0.6%
Philip Morris Companies, Inc.	40,250	1,631,333
TOTAL CONSUMER STAPLES		19,052,262
ENERGY - 1.6%
Oil & Gas - 1.6%
Exxon Mobil Corp.	127,732	4,462,956

	Shares	Value (Note 1)
FINANCIALS - 13.6%
Banks - 2.8%
Bank One Corp.	30,500	$ 1,114,775
Wells Fargo & Co.	138,900	6,510,243
		7,625,018
Diversified Financials - 8.6%
Fannie Mae	41,200	2,650,396
Freddie Mac	89,400	5,279,070
Goldman Sachs Group, Inc.	10,400	708,240
Merrill Lynch & Co., Inc.	190,600	7,233,270
Morgan Stanley	194,600	7,768,432
		23,639,408
Insurance - 2.2%
Allstate Corp.	37,900	1,401,921
American International Group, Inc.	60,050	3,473,893
PartnerRe Ltd.	19,200	994,944
		5,870,758
TOTAL FINANCIALS		37,135,184
HEALTH CARE - 3.5%
Biotechnology - 1.0%
Amgen, Inc. (a)	58,500	2,827,890
Health Care Equipment & Supplies - 0.6%
Medtronic, Inc.	33,200	1,513,920
Pharmaceuticals - 1.9%
Allergan, Inc.	21,600	1,244,592
Bristol-Myers Squibb Co.	18,900	437,535
Pfizer, Inc.	112,400	3,436,068
		5,118,195
TOTAL HEALTH CARE		9,460,005
INDUSTRIALS - 4.3%
Aerospace & Defense - 1.1%
Lockheed Martin Corp.	19,500	1,126,125
Northrop Grumman Corp.	13,900	1,348,300
United Technologies Corp.	10,200	631,788
		3,106,213
Airlines - 0.2%
Mesaba Holdings, Inc. (a)	2,493	15,257
Southwest Airlines Co.	31,200	433,680
		448,937
Building Products - 0.4%
American Standard Companies, Inc. (a)	13,700	974,618
Commercial Services & Supplies - 0.9%
Avery Dennison Corp.	11,600	708,528
First Data Corp.	51,200	1,812,992
		2,521,520
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 1.7%
General Electric Co.	195,900	$ 4,770,165
TOTAL INDUSTRIALS		11,821,453
INFORMATION TECHNOLOGY - 3.2%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	156,000	2,043,600
Nokia Corp. sponsored ADR	4,200	65,100
		2,108,700
Computers & Peripherals - 0.0%
Lexmark International, Inc. Class A (a)	2,100	127,050
Software - 2.4%
Microsoft Corp. (a)	128,400	6,638,280
TOTAL INFORMATION TECHNOLOGY		8,874,030
MATERIALS - 0.0%
Chemicals - 0.0%
Praxair, Inc.	400	23,108
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.2%
BellSouth Corp.	272,800	7,057,336
SBC Communications, Inc.	71,570	1,940,263
Verizon Communications, Inc.	63,000	2,441,250
		11,438,849
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	67,200	776,160
TOTAL TELECOMMUNICATION SERVICES		12,215,009
TOTAL COMMON STOCKS (Cost $142,173,127)		134,886,782
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (f)	158	119

	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	40	$ 3,720
Granite Broadcasting Corp. $127.50 pay-in-kind	100	52,000
		55,720
TOTAL PREFERRED STOCKS (Cost $60,591)		55,839
Corporate Bonds - 16.2%
	Principal Amount
Convertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
EchoStar Communications Corp. 5.75% 5/15/08	$ 110,000	100,100
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. liquid yield option note 0% 8/1/20	410,000	188,088
Sanmina-SCI Corp.:
0% 9/12/20	300,000	122,250
4.25% 5/1/04	100,000	95,880
Solectron Corp. liquid yield option note 0% 5/8/20	9,000	5,513
		411,731
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	200,000	143,760
TOTAL CONVERTIBLE BONDS		655,591
Nonconvertible Bonds - 16.0%
CONSUMER DISCRETIONARY - 3.2%
Auto Components - 0.1%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	150,000	166,760
Dana Corp. 6.25% 3/1/04	50,000	50,000
Dura Operating Corp. 8.625% 4/15/12	115,000	116,150
Navistar International Corp. 8% 2/1/08	50,000	41,500
		374,410
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - 0.5%
Alliance Gaming Corp. 10% 8/1/07	$ 100,000	$ 104,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	120,000	105,000
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	110,000	117,425
Extended Stay America, Inc. 9.875% 6/15/11	35,000	35,438
Friendly Ice Cream Corp. 10.5% 12/1/07	140,000	137,900
Herbst Gaming, Inc. 10.75% 9/1/08	80,000	83,600
La Quinta Inns, Inc. 7.25% 3/15/04	120,000	120,000
Penn National Gaming, Inc.:
8.875% 3/15/10	25,000	25,500
11.125% 3/1/08	120,000	130,800
Premier Parks, Inc. 0% 4/1/08 (d)	30,000	28,650
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (f)	165,000	172,838
Wheeling Island Gaming, Inc. 10.125% 12/15/09	100,000	100,250
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	40,000	40,200
		1,201,601
Household Durables - 0.3%
American Greetings Corp. 11.75% 7/15/08	150,000	165,000
Beazer Homes USA, Inc.:
8.375% 4/15/12	20,000	20,600
8.875% 4/1/08	150,000	155,250
D.R. Horton, Inc.:
8% 2/1/09	75,000	75,000
8.5% 4/15/12	20,000	20,200
10.5% 4/1/05	100,000	106,000
Juno Lighting, Inc. 11.875% 7/1/09	30,000	29,850
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	25,000	24,125
Kaufman & Broad Home Corp. 7.75% 10/15/04	150,000	153,375
Ryland Group, Inc. 9.125% 6/15/11	135,000	143,100
		892,500
Internet & Catalog Retail - 0.0%
J. Crew Operating Corp. 10.375% 10/15/07	120,000	100,800

	Principal Amount	Value (Note 1)
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	$ 200,000	$ 193,000
The Hockey Co. 11.25% 4/15/09	100,000	102,000
		295,000
Media - 1.8%
Allbritton Communications Co. 7.75% 12/15/12 (f)	70,000	70,000
AMC Entertainment, Inc.:
9.5% 3/15/09	60,000	59,100
9.875% 2/1/12	40,000	39,400
American Media Operations, Inc. 10.25% 5/1/09	80,000	82,600
AOL Time Warner, Inc. 7.7% 5/1/32	105,000	109,277
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	650,000	702,000
Cinemark USA, Inc. 9.625% 8/1/08	220,000	220,000
Continental Cablevision, Inc.:
8.3% 5/15/06	115,000	124,578
8.875% 9/15/05	40,000	44,258
9% 9/1/08	200,000	228,030
Corus Entertainment, Inc. 8.75% 3/1/12	240,000	254,400
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (f)	60,000	64,200
EchoStar DBS Corp.:
9.25% 2/1/06	20,000	20,600
10.375% 10/1/07	480,000	513,600
Granite Broadcasting Corp.:
8.875% 5/15/08	10,000	8,150
10.375% 5/15/05	10,000	8,600
Insight Communications, Inc. 0% 2/15/11 (d)	35,000	18,900
Lamar Media Corp. 7.25% 1/1/13 (f)	30,000	30,375
LBI Media, Inc. 10.125% 7/15/12 (f)	230,000	240,350
Lenfest Communications, Inc.:
7.625% 2/15/08	35,000	36,050
10.5% 6/15/06	20,000	21,050
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	30,000	27,000
News America Holdings, Inc.:
7.375% 10/17/08	500,000	550,323
7.75% 12/1/45	200,000	196,556
Nextmedia Operating, Inc. 10.75% 7/1/11	270,000	283,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
PanAmSat Corp. 8.5% 2/1/12	$ 10,000	$ 9,700
Radio One, Inc. 8.875% 7/1/11	225,000	241,313
Sinclair Broadcast Group, Inc. 8% 3/15/12 (f)	30,000	31,200
Time Warner, Inc. 8.18% 8/15/07	410,000	450,073
Yell Finance BV 0% 8/1/11 (d)	130,000	91,650
		4,776,833
Specialty Retail - 0.2%
AutoNation, Inc. 9% 8/1/08	40,000	40,800
Gap, Inc.:
6.9% 9/15/07	100,000	98,500
9.9% 12/15/05	45,000	47,250
10.55% 12/15/08	15,000	16,425
Hollywood Entertainment Corp.:
9.625% 3/15/11	30,000	30,300
10.625% 8/15/04	70,000	70,700
United Auto Group, Inc. 9.625% 3/15/12 (f)	150,000	145,500
		449,475
Textiles Apparel & Luxury Goods - 0.2%
Levi Strauss & Co.:
7% 11/1/06	80,000	69,600
11.625% 1/15/08	50,000	48,750
12.25% 12/15/12 (f)	120,000	118,200
The William Carter Co. 10.875% 8/15/11	200,000	218,000
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	120,000	119,100
		573,650
TOTAL CONSUMER DISCRETIONARY		8,664,269
CONSUMER STAPLES - 0.6%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	140,000	146,300
Food & Drug Retailing - 0.2%
Fred Meyer, Inc. 7.375% 3/1/05	195,000	211,669
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	20,000	14,450
9.125% 12/15/11	40,000	29,300

	Principal Amount	Value (Note 1)
Rite Aid Corp.:
7.125% 1/15/07	$ 15,000	$ 12,450
11.25% 7/1/08	25,000	22,500
12.5% 9/15/06	145,000	150,800
		441,169
Food Products - 0.2%
Corn Products International, Inc. 8.25% 7/15/07	175,000	175,875
Del Monte Corp. 9.25% 5/15/11	145,000	150,800
Dole Food Co., Inc.:
6.375% 10/1/05	20,000	21,000
7.25% 5/1/09	85,000	81,600
		429,275
Household Products - 0.0%
Fort James Corp.:
6.625% 9/15/04	35,000	33,950
6.875% 9/15/07	20,000	18,800
		52,750
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	500,000	545,900
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	125,000	130,416
		676,316
TOTAL CONSUMER STAPLES		1,745,810
ENERGY - 0.4%
Energy Equipment & Services - 0.0%
DI Industries, Inc. 8.875% 7/1/07	45,000	46,125
Grant Prideco, Inc. 9% 12/15/09 (f)	20,000	20,900
		67,025
Oil & Gas - 0.4%
Chesapeake Energy Corp. 7.75% 1/15/15 (f)	60,000	59,700
Nuevo Energy Co.:
9.375% 10/1/10	20,000	20,400
9.5% 6/1/08	25,000	25,750
Pemex Project Funding Master Trust 7.875% 2/1/09 (f)	180,000	193,500
Plains Exploration & Production Co. LP 8.75% 7/1/12 (f)	60,000	62,100
Teekay Shipping Corp. 8.875% 7/15/11	200,000	205,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
The Coastal Corp.:
6.5% 5/15/06	$ 30,000	$ 24,300
6.95% 6/1/28	45,000	28,800
7.5% 8/15/06	20,000	16,400
7.75% 6/15/10	55,000	43,175
7.75% 10/15/35	100,000	66,000
Vintage Petroleum, Inc. 8.25% 5/1/12	130,000	134,550
Western Oil Sands, Inc. 8.375% 5/1/12	225,000	221,625
		1,101,300
TOTAL ENERGY		1,168,325
FINANCIALS - 5.5%
Banks - 1.2%
BankAmerica Corp. 5.875% 2/15/09	500,000	548,656
BankBoston Corp. 6.625% 2/1/04	60,000	62,522
Capital One Bank 6.5% 7/30/04	250,000	244,498
First Union Corp. 7.55% 8/18/05	510,000	574,628
Fleet Financial Group, Inc. 7.125% 4/15/06	140,000	155,072
FleetBoston Financial Corp. 7.25% 9/15/05	275,000	304,501
Korea Development Bank 7.375% 9/17/04	160,000	173,103
MBNA Corp.:
6.25% 1/17/07	120,000	125,268
6.34% 6/2/03	100,000	101,630
7.5% 3/15/12	175,000	188,140
PNC Funding Corp. 5.75% 8/1/06	155,000	165,920
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	145,000	167,826
8.817% 3/31/49	120,000	134,683
Sovereign Bancorp, Inc. 10.5% 11/15/06	80,000	89,200
Washington Mutual, Inc. 5.625% 1/15/07	250,000	267,536
Western Financial Bank 9.625% 5/15/12	25,000	24,250
		3,327,433
Diversified Financials - 3.6%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	150,000	164,436

	Principal Amount	Value (Note 1)
Alliance Capital Management LP 5.625% 8/15/06	$ 150,000	$ 157,902
American General Finance Corp. 5.875% 7/14/06	500,000	538,228
Amvescap PLC yankee 6.6% 5/15/05	100,000	107,938
Associates Corp. of North America 6% 7/15/05	250,000	269,639
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	120,000	124,500
Capital One Financial Corp.:
7.125% 8/1/08	160,000	148,175
7.25% 12/1/03	120,000	118,800
8.75% 2/1/07	30,000	28,200
CIT Group, Inc. 7.75% 4/2/12	125,000	140,394
Citigroup, Inc. 5.625% 8/27/12	125,000	131,435
CMS Energy X-TRAS pass thru trust I 7% 1/15/05	50,000	43,500
Countrywide Home Loans, Inc. 5.5% 8/1/06	170,000	180,762
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	170,000	182,066
6.5% 1/15/12	30,000	32,063
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	45,000	44,953
7.779% 1/2/12	250,000	195,000
7.92% 5/18/12	50,000	41,694
Deutsche Telekom International Finance BV:
8.25% 6/15/05	250,000	273,352
8.75% 6/15/30	200,000	231,030
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	25,000	23,000
10.625% 12/1/12 (f)	30,000	30,750
Ford Motor Credit Co.:
6.875% 2/1/06	150,000	150,263
7.375% 10/28/09	450,000	445,888
General Electric Capital Corp. 6% 6/15/12	275,000	296,911
General Motors Acceptance Corp. 7.5% 7/15/05	500,000	526,543
Goldman Sachs Group, Inc. 6.6% 1/15/12	310,000	342,548
Household Finance Corp.:
6.375% 10/15/11	260,000	271,832
6.5% 1/24/06	75,000	79,869
7% 5/15/12	40,000	43,812
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	$ 200,000	$ 245,984
ING Capital Funding Trust III 8.439% 12/31/10	150,000	174,425
IOS Capital, Inc. 9.75% 6/15/04	75,000	76,500
J.P. Morgan Chase & Co. 5.35% 3/1/07	200,000	211,560
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	100,000	109,334
6.625% 1/18/12	100,000	110,683
Limestone Electron Trust/Limestone Electron, Inc. 8.625% 3/15/03 (f)	120,000	114,600
Merrill Lynch & Co., Inc.:
4% 11/15/07	150,000	151,531
6.15% 1/26/06	150,000	162,285
Millennium America, Inc. 9.25% 6/15/08	40,000	41,800
Morgan Stanley 6.6% 4/1/12	160,000	177,331
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	140,000	147,153
NiSource Finance Corp.:
7.625% 11/15/05	200,000	208,892
7.875% 11/15/10	195,000	214,310
Petronas Capital Ltd. 7% 5/22/12 (f)	385,000	423,259
Popular North America, Inc. 6.125% 10/15/06	220,000	238,050
Qwest Capital Funding, Inc.:
5.875% 8/3/04	110,000	94,600
7% 8/3/09	25,000	16,750
7.25% 2/15/11	75,000	49,500
7.75% 8/15/06	75,000	54,000
Qwest Services Corp. 14% 12/15/14 (f)	81,000	86,670
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (f)	40,000	42,800
10.875% 12/15/12 (f)	50,000	54,500
Sprint Capital Corp. 6.875% 11/15/28	295,000	237,475
Stone Container Finance Co. yankee 11.5% 8/15/06 (f)	370,000	397,750

	Principal Amount	Value (Note 1)
TCI Communications Financing III 9.65% 3/31/27	$ 180,000	$ 165,630
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	160,000	15,200
U.S. West Capital Funding, Inc. 6.375% 7/15/08	45,000	28,800
Verizon Wireless Capital LLC 5.375% 12/15/06	250,000	261,172
Xerox Capital (Europe) PLC 5.875% 5/15/04	75,000	71,625
Xerox Credit Corp. 6.1% 12/16/03	30,000	29,100
		9,778,752
Insurance - 0.1%
MetLife, Inc. 5.375% 12/15/12	45,000	46,485
Principal Life Global Funding I:
5.125% 6/28/07 (f)	100,000	105,405
6.25% 2/15/12 (f)	85,000	90,099
		241,989
Real Estate - 0.6%
Boston Properties, Inc. 6.25% 1/15/13 (f)	125,000	126,925
BRE Properties, Inc. 5.95% 3/15/07	250,000	263,430
Cabot Industrial Property LP 7.125% 5/1/04	15,000	15,597
CenterPoint Properties Trust 6.75% 4/1/05	100,000	107,618
Duke Realty LP 7.3% 6/30/03	500,000	511,847
EOP Operating LP 6.625% 2/15/05	200,000	212,027
ERP Operating LP 7.1% 6/23/04	200,000	211,570
Meditrust Corp. 7.82% 9/10/26	155,000	155,000
ProLogis Trust 6.7% 4/15/04	55,000	57,295
Senior Housing Properties Trust 8.625% 1/15/12	80,000	78,800
		1,740,109
TOTAL FINANCIALS		15,088,283
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.3%
Alderwoods Group, Inc. 11% 1/2/07	132,000	131,670
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	235,000	244,400
HCA, Inc. 7.125% 6/1/06	180,000	188,100
PacifiCare Health Systems, Inc. 10.75% 6/1/09	145,000	154,788
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp. 5.375% 11/15/06	$ 50,000	$ 45,500
Triad Hospitals, Inc. 8.75% 5/1/09	145,000	155,150
		919,608
Pharmaceuticals - 0.1%
aaiPharma, Inc. 11% 4/1/10	265,000	265,000
TOTAL HEALTH CARE		1,184,608
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	500,000	561,763
Building Products - 0.0%
Nortek, Inc.:
9.125% 9/1/07	10,000	10,100
9.25% 3/15/07	20,000	20,400
		30,500
Commercial Services & Supplies - 0.2%
Allied Waste North America, Inc.:
7.625% 1/1/06	30,000	30,000
9.25% 9/1/12 (f)	60,000	60,600
10% 8/1/09	20,000	20,000
Iron Mountain, Inc.:
8.625% 4/1/13	100,000	104,500
8.75% 9/30/09	170,000	175,525
National Waterworks, Inc. 10.5% 12/1/12 (f)	40,000	41,700
		432,325
Industrial Conglomerates - 0.4%
Tyco International Group SA:
6.125% 11/1/08	15,000	14,025
yankee:
5.8% 8/1/06	210,000	198,450
5.875% 11/1/04	75,000	72,750
6.25% 6/15/13	65,000	64,188
6.375% 6/15/05	45,000	43,650
6.375% 2/15/06	80,000	77,600
6.375% 10/15/11	215,000	201,025
6.75% 2/15/11	400,000	378,000
6.875% 1/15/29	20,000	17,600
		1,067,288

	Principal Amount	Value (Note 1)
Machinery - 0.2%
Cummins, Inc.:
5.65% 3/1/98	$ 60,000	$ 35,400
9.5% 12/1/10 (f)	40,000	42,400
Dresser, Inc. 9.375% 4/15/11	15,000	15,150
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	170,000	173,400
Terex Corp. 9.25% 7/15/11	150,000	136,500
TriMas Corp. 9.875% 6/15/12 (f)	50,000	49,500
		452,350
Road & Rail - 0.0%
TFM SA de CV 12.5% 6/15/12 (f)	70,000	70,525
TOTAL INDUSTRIALS		2,614,751
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11	110,000	113,850
Computers & Peripherals - 0.1%
Hewlett-Packard Co. 6.5% 7/1/12	270,000	299,648
Seagate Technology HDD Holdings 8% 5/15/09 (f)	85,000	86,700
		386,348
Electronic Equipment & Instruments - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	170,000	180,200
Flextronics International Ltd. yankee:
8.75% 10/15/07	110,000	113,025
9.875% 7/1/10	130,000	140,400
Ingram Micro, Inc. 9.875% 8/15/08	15,000	15,825
PerkinElmer, Inc. 8.875% 1/15/13 (f)	70,000	69,300
Solectron Corp. 7.375% 3/1/06	115,000	107,525
		626,275
Office Electronics - 0.1%
Xerox Corp.:
5.25% 12/15/03	40,000	38,600
5.5% 11/15/03	55,000	53,625
7.15% 8/1/04	15,000	14,400
9.75% 1/15/09 (f)	70,000	67,550
		174,175
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp. 10.375% 10/1/07	165,000	174,075
TOTAL INFORMATION TECHNOLOGY		1,474,723
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - 0.9%
Chemicals - 0.1%
FMC Corp. 10.25% 11/1/09 (f)	$ 70,000	$ 75,950
Huntsman International LLC 9.875% 3/1/09	40,000	41,000
Lyondell Chemical Co. 9.875% 5/1/07	70,000	67,200
Methanex Corp. yankee 7.75% 8/15/05	205,000	207,050
		391,200
Containers & Packaging - 0.4%
Ball Corp. 6.875% 12/15/12 (f)	70,000	70,350
BWAY Corp. 10% 10/15/10 (f)	30,000	31,125
Crown Cork & Seal, Inc.:
7.375% 12/15/26	45,000	30,150
8% 4/15/23	70,000	49,000
8.375% 1/15/05	30,000	27,000
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (f)	65,000	66,950
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (f)	90,000	91,125
8.875% 2/15/09	185,000	190,550
Owens-Illinois, Inc.:
7.15% 5/15/05	45,000	43,538
7.35% 5/15/08	190,000	175,750
7.8% 5/15/18	30,000	24,900
Riverwood International Corp.:
10.625% 8/1/07	150,000	154,500
10.625% 8/1/07	80,000	82,800
		1,037,738
Metals & Mining - 0.2%
Better Minerals & Aggregates Co. 13% 9/15/09	110,000	48,400
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	225,000	207,000
P&L Coal Holdings Corp. 9.625% 5/15/08	109,000	115,186
Phelps Dodge Corp. 8.75% 6/1/11	240,000	248,400
		618,986
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.375% 12/1/25	20,000	15,600
7.5% 5/15/06	185,000	173,900

	Principal Amount	Value (Note 1)
8.125% 5/15/11	$ 160,000	$ 150,400
Weyerhaeuser Co. 6.75% 3/15/12	100,000	109,034
		448,934
TOTAL MATERIALS		2,496,858
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.1%
AT&T Corp. 6.5% 3/15/13	360,000	361,126
Citizens Communications Co. 8.5% 5/15/06	165,000	182,720
France Telecom SA 9.25% 3/1/11	250,000	289,068
Qwest Corp. 8.875% 3/15/12 (f)	185,000	179,450
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	30,000	25,200
9.375% 6/1/08	35,000	32,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	120,000	127,053
Telefonos de Mexico SA de CV 8.25% 1/26/06	450,000	492,750
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	136,000	3,060
TELUS Corp. yankee 7.5% 6/1/07	610,000	591,700
Tritel PCS, Inc. 10.375% 1/15/11	115,000	123,625
Triton PCS, Inc. 9.375% 2/1/11	220,000	180,400
U.S. West Communications 7.2% 11/1/04	95,000	90,250
Verizon New York, Inc.:
6.875% 4/1/12	200,000	224,678
7.375% 4/1/32	95,000	109,856
		3,013,836
Wireless Telecommunication Services - 0.4%
American Tower Corp. 9.375% 2/1/09	65,000	51,350
AT&T Wireless Services, Inc.:
7.875% 3/1/11	125,000	125,625
8.75% 3/1/31	290,000	284,200
Cingular Wireless LLC 5.625% 12/15/06	100,000	105,136
Crown Castle International Corp.:
9.375% 8/1/11	15,000	12,300
9.5% 8/1/11	155,000	124,775
10.75% 8/1/11	35,000	30,450
Dobson Communications Corp. 10.875% 7/1/10	20,000	17,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.:
0% 2/15/08 (d)	$ 65,000	$ 58,500
9.5% 2/1/11	30,000	27,000
9.75% 10/31/07	230,000	210,450
Nextel Partners, Inc. 0% 2/1/09 (d)	85,000	61,200
Rogers Wireless, Inc. 9.625% 5/1/11	50,000	47,250
VoiceStream Wireless Corp. 0% 11/15/09 (d)	40,000	33,800
		1,189,036
TOTAL TELECOMMUNICATION SERVICES		4,202,872
UTILITIES - 1.9%
Electric Utilities - 1.1%
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	40,000	25,000
8.5% 4/15/12 (f)	115,000	73,600
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	300,000	261,000
CMS Energy Corp.:
8.375% 7/1/03	120,000	117,000
8.5% 4/15/11	30,000	26,100
Detroit Edison Co. 6.125% 10/1/10	165,000	181,740
Dominion Resources, Inc. 6.25% 6/30/12	160,000	169,248
FirstEnergy Corp. 6.45% 11/15/11	145,000	144,252
Illinois Power Co.:
7.5% 6/15/09	150,000	123,000
11.5% 12/15/10 (f)	90,000	86,850
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	130,000	117,636
Nevada Power Co. 10.875% 10/15/09 (f)	60,000	60,000
Niagara Mohawk Power Corp. 8.875% 5/15/07	75,000	88,765
Oncor Electric Delivery Co.:
7% 9/1/22 (f)	80,000	74,592
7.25% 1/15/33 (f)	400,000	408,600
Pacific Gas & Electric Co.:
6.25% 8/1/03	160,000	158,400
6.25% 3/1/04	60,000	59,100
Public Service Co. of Colorado 7.875% 10/1/12 (f)	115,000	128,374

	Principal Amount	Value (Note 1)
Reliant Energy Resources Corp. 8.125% 7/15/05	$ 275,000	$ 253,436
Southern California Edison Co. 8.95% 11/3/03	250,000	247,500
TECO Energy, Inc.:
7% 5/1/12	195,000	163,800
10.5% 12/1/07 (f)	50,000	49,000
TXU Corp. 6.375% 6/15/06	80,000	73,200
		3,090,193
Gas Utilities - 0.5%
ANR Pipeline, Inc. 9.625% 11/1/21	25,000	25,000
CMS Panhandle Holding Co. 6.125% 3/15/04	35,000	34,650
Consolidated Natural Gas Co. 6.85% 4/15/11	70,000	78,142
El Paso Energy Corp.:
7.375% 12/15/12	5,000	3,350
7.75% 1/15/32	35,000	21,700
8.05% 10/15/30	20,000	12,400
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	100,000	112,128
7.3% 8/15/33	250,000	268,016
Sempra Energy 7.95% 3/1/10	55,000	62,715
Southern Natural Gas Co.:
7.35% 2/15/31	15,000	12,525
8% 3/1/32	45,000	39,375
Tennessee Gas Pipeline Co.:
6% 12/15/11	260,000	218,400
7% 10/15/28	95,000	73,150
Texas Eastern Transmission Corp. 7.3% 12/1/10	185,000	204,446
Transcontinental Gas Pipe Line:
6.125% 1/15/05	20,000	18,600
8.875% 7/15/12 (f)	25,000	25,000
Williams Holdings of Delaware, Inc. 6.5% 12/1/08	40,000	25,600
		1,235,197
Multi-Utilities & Unregulated Power - 0.3%
El Paso Corp.:
7% 5/15/11	55,000	37,400
7.875% 6/15/12 (f)	30,000	21,000
Utilicorp United, Inc.:
6.875% 10/1/04	15,000	11,850
7% 7/15/04	20,000	16,200
7.95% 2/1/11	45,000	30,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Western Resources, Inc.:
7.875% 5/1/07	$ 90,000	$ 91,350
9.75% 5/1/07	100,000	92,000
Williams Companies, Inc.:
7.125% 9/1/11	300,000	196,500
7.5% 1/15/31	35,000	21,875
7.875% 9/1/21	35,000	22,225
8.125% 3/15/12 (f)	380,000	258,400
9.25% 3/15/04	55,000	43,450
		842,850
TOTAL UTILITIES		5,168,240
TOTAL NONCONVERTIBLE BONDS		43,808,739
TOTAL CORPORATE BONDS (Cost $42,829,303)		44,464,330
U.S. Government and Government Agency Obligations - 8.1%

U.S. Government Agency Obligations - 3.1%
Fannie Mae:
4.75% 1/2/07	350,000	371,269
5% 1/15/07	3,489,000	3,781,919
5.25% 4/15/07	2,215,000	2,424,951
6.25% 2/1/11	165,000	184,650
7.125% 6/15/10	320,000	386,155
Freddie Mac:
5.75% 3/15/09	700,000	786,045
6.25% 7/15/32	166,000	188,049
6.75% 3/15/31	244,000	291,802
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		8,414,840
U.S. Treasury Obligations - 5.0%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03	400,000	399,914
U.S. Treasury Bonds:
6.25% 5/15/30	4,145,000	4,960,239
6.625% 2/15/27	50,000	61,770
8% 11/15/21	100,000	139,336

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
3.375% 4/30/04	$ 1,200,000	$ 1,232,484
5.75% 11/15/05	821,000	907,558
6.5% 2/15/10	1,585,000	1,894,570
6.75% 5/15/05	2,600,000	2,898,696
7% 7/15/06	1,000,000	1,159,414
TOTAL U.S. TREASURY OBLIGATIONS		13,653,981
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,253,286)		22,068,821
U.S. Government Agency - Mortgage Securities - 12.6%

Fannie Mae - 9.2%
5.5% 2/1/11	74,911	78,595
5.5% 1/1/18 to 1/14/33 (g)	3,316,552	3,389,803
6% 4/1/09 to 1/1/29	1,718,985	1,795,436
6% 1/1/33 (g)	8,506,419	8,798,815
6.5% 9/1/16 to 8/1/32	6,629,744	6,921,584
6.5% 1/1/33 to 1/14/33 (g)	2,058,531	2,144,089
7% 12/1/24 to 2/1/28	544,098	576,224
7.5% 10/1/26 to 8/1/28	1,298,073	1,382,795
TOTAL FANNIE MAE		25,087,341
Freddie Mac - 0.0%
7.5% 1/1/27	124,546	133,130
Government National Mortgage Association - 3.4%
6% 1/1/33 (g)	1,999,993	2,081,868
6.5% 10/15/27 to 8/15/32	3,227,381	3,394,018
7% 1/15/28 to 7/15/32	1,696,691	1,799,699
7% 1/1/33 (g)	1,500,473	1,589,095
7.5% 6/15/27 to 3/15/28	465,953	498,012
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		9,362,692
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $33,719,076)		34,583,163
Asset-Backed Securities - 1.4%

American Express Credit Account Master Trust:
1.77% 12/15/08 (h)	200,000	199,341
6.1% 12/15/06	200,000	211,526
Capital One Master Trust:
1.79% 4/16/07 (h)	200,000	197,480
5.45% 3/16/09	400,000	432,204
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	$ 60,739	$ 62,525
5.07% 2/15/08	430,000	453,113
Discover Card Master Trust I 5.75% 12/15/08	600,000	656,538
Ford Credit Auto Owner Trust:
5.54% 12/15/05	100,000	104,534
5.71% 9/15/05	90,000	94,485
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	250,066	254,876
5.09% 10/18/06	145,000	151,194
MBNA Credit Card Master Note Trust 5.75% 10/15/08	200,000	218,560
Sears Credit Account Master Trust II:
1.71% 6/16/08 (h)	200,000	199,344
6.75% 9/16/09	365,000	404,192
7.5% 11/15/07	200,000	208,180
TOTAL ASSET-BACKED SECURITIES (Cost $3,635,859)		3,848,092
Commercial Mortgage Securities - 0.9%

CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/14/62	500,000	596,426
Series 1997-C2 Class D, 7.27% 1/17/35	105,000	116,127
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	500,000	599,128
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (h)	120,000	115,050
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	225,000	268,965
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	110,000	102,816
Class C, 4.13% 11/20/37 (f)	110,000	98,175
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	500,000	555,156
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,176,416)		2,451,843
Foreign Government and Government Agency Obligations - 0.4%
	Principal Amount	Value (Note 1)
Chilean Republic:
6.875% 4/28/09	$ 150,000	$ 163,946
7.125% 1/11/12	160,000	181,200
Malaysian Government 7.5% 7/15/11	110,000	127,256
Polish Government 6.25% 7/3/12	225,000	249,750
United Mexican States 9.875% 2/1/10	200,000	245,520
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $860,379)		967,672
Floating Rate Loans - 0.2%

FINANCIALS - 0.2%
Diversified Financials - 0.2%
American Tower LP Tranche B term loan 5.31% 12/31/07 (h)	150,000	138,000
Nextel Finance Co. Tranche D term loan 4.4375% 3/31/09 (h)	350,000	313,250
		451,250
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.1875% 7/21/06 (h)	80,621	79,815
Tranche C term loan 4.4375% 7/21/07 (h)	96,745	95,778
		175,593
TOTAL FLOATING RATE LOANS (Cost $621,594)		626,843
Money Market Funds - 16.9%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $46,245,996)	46,245,996	46,245,996
TOTAL INVESTMENT PORTFOLIO - 106.0% (Cost $293,575,627)	290,199,381
NET OTHER ASSETS - (6.0)%	(16,539,521)
NET ASSETS - 100%	$ 273,659,860
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,415,584 or 2.3% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
US Governments	20.6%
AAA, AA, A	6.3
BBB	4.5
BB	3.7
B	3.7
CCC, CC, C	0.9
Equities	49.3
Short-Term and Net Other Assets	11.0
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $344,343,232 and $343,722,604, respectively, of which long-term U.S. government and government agency obligations aggregated $144,521,016 and $141,999,828, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,725 for the period.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $626,843 or 0.2% of net assets.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $22,278,000 of which $1,350,000, $11,276,000 and $9,652,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $293,575,627) - See accompanying schedule		$ 290,199,381
Cash		37,109
Receivable for fund shares sold		40,545
Dividends receivable		162,543
Interest receivable		1,383,745
Total assets		291,823,323

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 17,893,510
Payable for fund shares redeemed	104,180
Accrued management fee	99,880
Distribution fees payable	5,620
Other payables and accrued expenses	60,273
Total liabilities		18,163,463

Net Assets		$ 273,659,860
Net Assets consist of:
Paid in capital		$ 292,472,031
Undistributed net investment income		8,300,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,736,455)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,375,926)
Net Assets		$ 273,659,860
Initial Class: Net Asset Value, offering price and redemption price per share ($235,064,090 ÷ 19,331,152 shares)		$ 12.16

Service Class: Net Asset Value, offering price and redemption price per share ($20,019,073 ÷ 1,653,252 shares)		$ 12.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($18,576,697 ÷ 1,541,597 shares)		$ 12.05

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 2,115,625
Interest		7,771,871
Security lending		1,740
Total income		9,889,236

Expenses
Management fee	$ 1,259,629
Transfer agent fees	206,488
Distribution fees	70,268
Accounting and security lending fees	113,454
Non-interested trustees' compensation	1,046
Custodian fees and expenses	22,343
Audit	27,009
Legal	3,219
Miscellaneous	29,206
Total expenses before reductions	1,732,662
Expense reductions	(52,432)	1,680,230
Net investment income (loss)		8,209,006
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,390,685)
Foreign currency transactions	508
Futures contracts	(4,641,262)
Total net realized gain (loss)		(9,031,439)
Change in net unrealized appreciation (depreciation) on: Investment securities	(27,574,460)
Assets and liabilities in foreign currencies	844
Futures contracts	(316,479)
Total change in net unrealized appreciation (depreciation)		(27,890,095)
Net gain (loss)		(36,921,534)
Net increase (decrease) in net assets resulting from operations		$ (28,712,528)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 8,209,006	$ 8,952,487
Net realized gain (loss)	(9,031,439)	(11,271,877)
Change in net unrealized appreciation (depreciation)	(27,890,095)	(2,022,596)
Net increase (decrease) in net assets resulting from operations	(28,712,528)	(4,341,986)
Distributions to shareholders from net investment income	(8,837,001)	(10,202,857)
Share transactions - net increase (decrease)	4,349,125	38,243,415
Total increase (decrease) in net assets	(33,200,404)	23,698,572

Net Assets
Beginning of period	306,860,264	283,161,692
End of period (including undistributed net investment income of $8,300,210 and undistributed net investment income of $8,952,853, respectively)	$ 273,659,860	$ 306,860,264
Other Information: Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	3,458,033	233,061	650,930
Reinvested	586,697	54,643	37,261
Redeemed	(4,004,430)	(497,329)	(380,772)
Net increase (decrease)	40,300	(209,625)	307,419

Dollars Sold	$ 44,057,181	$ 3,005,489	$ 8,292,512
Reinvested	7,644,656	709,812	482,533
Redeemed	(49,132,561)	(6,145,338)	(4,565,159)
Net increase (decrease)	$ 2,569,276	$ (2,430,037)	$ 4,209,886

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	4,491,272	478,642	997,411
Reinvested	636,973	66,778	14,524
Redeemed	(3,194,837)	(597,940)	(111,657)
Net increase (decrease)	1,933,408	(52,520)	900,278

Dollars Sold	$ 61,013,674	$ 6,436,065	$ 13,467,721
Reinvested	9,051,388	946,241	205,228
Redeemed	(43,357,523)	(8,040,756)	(1,478,623)
Net increase (decrease)	$ 26,707,539	$ (658,450)	$ 12,194,326

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 7,644,656	$ 709,812	$ 482,533

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 9,051,388	$ 946,241	$ 205,228

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Income from Investment Operations
Net investment income (loss) C	.36	.42	.48	.45	.44
Net realized and unrealized gain (loss)	(1.53)	(.63)	(1.15)	.24	2.00
Total from investment operations	(1.17)	(.21)	(.67)	.69	2.44
Distributions from net investment income	(.39)	(.52)	(.48)	(.37)	(.36)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)
Distributions in excess of net realized gain	-	-	(.05)	-	-
Total distributions	(.39)	(.52)	(.88)	(.80)	(.91)
Net asset value, end of period	$ 12.16	$ 13.72	$ 14.45	$ 16.00	$ 16.11
Total Return A, B	(8.72)%	(1.58)%	(4.30)%	4.55%	17.64%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.57%	.58%	.57%	.59%
Expenses net of voluntary waivers, if any	.57%	.57%	.58%	.57%	.59%
Expenses net of all reductions	.55%	.55%	.56%	.55%	.58%
Net investment income (loss)	2.84%	3.11%	3.18%	2.87%	2.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,064	$ 264,608	$ 250,802	$ 325,371	$ 307,681
Portfolio turnover rate	134%	126%	126%	108%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Income from Investment Operations
Net investment income (loss) C	.34	.41	.46	.43	.41
Net realized and unrealized gain (loss)	(1.51)	(.64)	(1.14)	.24	1.98
Total from investment operations	(1.17)	(.23)	(.68)	.67	2.39
Distributions from net investment income	(.38)	(.50)	(.47)	(.37)	(.36)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)
Distributions in excess of net realized gain	-	-	(.05)	-	-
Total distributions	(.38)	(.50)	(.87)	(.80)	(.91)
Net asset value, end of period	$ 12.11	$ 13.66	$ 14.39	$ 15.94	$ 16.07
Total Return A, B	(8.75)%	(1.72)%	(4.38)%	4.43%	17.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.67%	.68%	.67%	.70%
Expenses net of voluntary waivers, if any	.67%	.67%	.68%	.67%	.70%
Expenses net of all reductions	.65%	.65%	.66%	.66%	.69%
Net investment income (loss)	2.74%	3.01%	3.08%	2.77%	2.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,019	$ 25,455	$ 27,563	$ 27,054	$ 9,562
Portfolio turnover rate	134%	126%	126%	108%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income (loss) E	.32	.38	.40
Net realized and unrealized gain (loss)	(1.51)	(.63)	(.75)
Total from investment operations	(1.19)	(.25)	(.35)
Distributions from net investment income	(.37)	(.51)	(.47)
Distributions from net realized gain	-	-	(.35)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.37)	(.51)	(.87)
Net asset value, end of period	$ 12.05	$ 13.61	$ 14.37
Total Return B, C, D	(8.93)%	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.83%	.85% A
Expenses net of voluntary waivers, if any	.83%	.83%	.85% A
Expenses net of all reductions	.81%	.81%	.83% A
Net investment income (loss)	2.58%	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,577	$ 16,798	$ 4,797
Portfolio turnover rate	134%	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Initial Class	-16.61%	0.74%	4.95%
S&P 500®	-22.10%	-0.59%	4.09%
Variable Annuity Growth & Income Funds Average	-20.11%	-0.58%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Louis Salemy, Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the one-year period that ended December 31, 2002, the fund outperformed both the Standard & Poor's 500 Index, which fell 22.10%, and the variable annuity growth & income funds average tracked by Lipper Inc., which dropped 20.11%.

Q. How did the fund beat its benchmarks in this difficult market?

A. It was more about missing a lot of the disasters than it was hitting home runs. To begin with, I maintained very little exposure to the downturn in technology stocks, which helped a lot. To me, the earnings expectations and valuations of tech firms were still too high, given a backdrop of weak capital spending and no major breakthrough technologies, such as the Internet, to drive another growth wave. While such prominent hardware names as Intel, IBM and Texas Instruments rallied with the rest of the sector during the fourth quarter, not owning them for the year was quite positive overall versus the index. Also key was avoiding other groups plagued by overcapacity, such as utilities, as well as owning the right telecommunication services stocks - namely wireless provider Nextel.

Q. What other strategies were helpful to performance?

A. It was tough finding many solid companies that were attractively priced and had good sustainable earnings growth. That said, I held more-concentrated positions in a mix of both cyclical and stable-growth stocks that I felt could help us do well in any economic environment. In addition, I maintained an above-average weighting in cash, which helped shelter us somewhat from falling equity markets. On the cyclical side, I avoided poor-performing traditional value names and instead used price declines to become more aggressive in such brokerage houses as Morgan Stanley and Merrill Lynch, which stood to benefit from an economic recovery. While we were early with these stocks, as capital markets activity remained weak, they still held up relatively well due to improved profit margins and earnings power.

Q. How did the fund's stable-growth stocks perform?

A. This part of the fund worked well. We benefited in consumer discretionary by owning good growth stories in media, most notably advertising company Omnicom Group and satellite TV provider EchoStar Communications. Raising exposure to select consumer staples - including Gillette - also paid off, as did our emphasis on some defensive financials.

Q. What moves disappointed?

A. One part of my cyclical strategy that didn't pan out was the fund's holdings in regional Bell operating company BellSouth, which suffered despite the solid management of its business during the economic downturn. Additionally, while we missed the period's biggest blowup, WorldCom, we did own a couple of stocks that suffered from corporate scandals and credit-quality downgrades, namely Tyco International and Adelphia Communications, both of which I've since sold. The fund's positioning in health care also detracted, as we held poor-performing biotechnology stock Amgen, while not owning many of the large-cap pharmaceutical stocks that bounced back on faster new drug approvals. While I was concerned about the growth outlook for drug stocks, the same was true for regional banks. However, not having enough banks in the portfolio hurt, as the group benefited from lower interest rates and better credit-risk management. Finally, Home Depot was a laggard on the retailing front, while Microsoft - the only tech stock I overweighted during the period - detracted despite being one of the few large-cap tech companies whose earnings didn't disappoint.

Q. What's your outlook, Louis?

A. I'm still cautious, as valuations in several industries are now less attractive following the recent run-up in the market. The ability of many companies - particularly within technology and health care - to grow their earnings going forward also remains a challenge. Paralysis in the capital markets has cast a pall over the entire economy, making it difficult for many firms to refinance and pay down debt, or even fund their businesses. We'll need to see some improvement here before the economy can begin growing again. Until then, I'll try to manage the fund for any economic environment through a balance of growth cyclicals and "Steady Eddies" that I feel can consistently increase their earnings power over time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2002, more than
$1.0 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	5.2
Omnicom Group, Inc.	5.0
Morgan Stanley	4.8
Merrill Lynch & Co., Inc.	4.4
BellSouth Corp.	4.2
23.6
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	22.7
Consumer Discretionary	21.3
Consumer Staples	11.2
Telecommunication Services	8.7
Industrials	7.1
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	81.2%
Bonds	3.1%
Short-Term Investments and Net Other Assets	15.7%

* Foreign investments	0.7%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 81.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 19.6%
Media - 12.0%
Comcast Corp. Class A (special) (a)	323,100	$ 7,298,829
E.W. Scripps Co. Class A	252,100	19,399,095
EchoStar Communications Corp. Class A (a)	1,543,200	34,351,632
Omnicom Group, Inc.	797,200	51,499,120
Pegasus Communications Corp. Class A (a)	1,415,100	1,853,781
Walt Disney Co.	571,600	9,322,796
		123,725,253
Multiline Retail - 5.3%
Kohl's Corp. (a)	345,800	19,347,510
Wal-Mart Stores, Inc.	694,800	35,094,348
		54,441,858
Specialty Retail - 1.6%
Hollywood Entertainment Corp. (a)	533,800	8,060,380
Home Depot, Inc.	364,200	8,726,232
		16,786,612
Textiles Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc.	234,900	6,964,785
TOTAL CONSUMER DISCRETIONARY		201,918,508
CONSUMER STAPLES - 11.2%
Beverages - 1.0%
The Coca-Cola Co.	233,500	10,231,970
Food & Drug Retailing - 0.9%
Walgreen Co.	319,400	9,323,286
Food Products - 0.8%
McCormick & Co., Inc. (non-vtg.)	357,100	8,284,720
Household Products - 2.3%
Colgate-Palmolive Co.	235,600	12,352,508
Kimberly-Clark Corp.	229,500	10,894,365
		23,246,873
Personal Products - 5.2%
Gillette Co.	1,757,500	53,357,699
Tobacco - 1.0%
Philip Morris Companies, Inc.	259,160	10,503,755
TOTAL CONSUMER STAPLES		114,948,303
ENERGY - 2.8%
Oil & Gas - 2.8%
Exxon Mobil Corp.	815,856	28,506,009
FINANCIALS - 22.7%
Banks - 4.7%
Bank One Corp.	174,400	6,374,320
Wells Fargo & Co.	894,400	41,920,528
		48,294,848

	Shares	Value (Note 1)
Diversified Financials - 14.6%
Fannie Mae	265,300	$ 17,066,749
Freddie Mac	575,532	33,985,165
Goldman Sachs Group, Inc.	67,000	4,562,700
Merrill Lynch & Co., Inc.	1,201,500	45,596,925
Morgan Stanley	1,247,900	49,816,168
		151,027,707
Insurance - 3.4%
Allstate Corp.	244,500	9,044,055
American International Group, Inc.	346,005	20,016,389
PartnerRe Ltd.	109,500	5,674,290
		34,734,734
TOTAL FINANCIALS		234,057,289
HEALTH CARE - 5.5%
Biotechnology - 1.6%
Amgen, Inc. (a)	337,500	16,314,750
Health Care Equipment & Supplies - 0.8%
Advanced Medical Optics, Inc. (a)	1	12
Medtronic, Inc.	190,300	8,677,680
		8,677,692
Pharmaceuticals - 3.1%
Allergan, Inc.	123,100	7,093,022
Bristol-Myers Squibb Co.	105,200	2,435,380
Pfizer, Inc.	718,700	21,970,659
		31,499,061
TOTAL HEALTH CARE		56,491,503
INDUSTRIALS - 7.1%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	111,700	6,450,675
Northrop Grumman Corp.	79,300	7,692,100
United Technologies Corp.	56,600	3,505,804
		17,648,579
Airlines - 0.5%
Mesaba Holdings, Inc. (a)	421,100	2,577,132
Southwest Airlines Co.	173,600	2,413,040
		4,990,172
Building Products - 0.5%
American Standard Companies, Inc. (a)	78,500	5,584,490
Commercial Services & Supplies - 1.4%
Avery Dennison Corp.	66,400	4,055,712
First Data Corp.	294,500	10,428,245
		14,483,957
Industrial Conglomerates - 3.0%
General Electric Co.	1,252,700	30,503,245
TOTAL INDUSTRIALS		73,210,443
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 5.0%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	893,200	$ 11,700,920
Nokia Corp. sponsored ADR	27,000	418,500
		12,119,420
Computers & Peripherals - 0.1%
Lexmark International, Inc. Class A (a)	13,500	816,750
Software - 3.7%
Microsoft Corp. (a)	739,900	38,252,830
TOTAL INFORMATION TECHNOLOGY		51,189,000
MATERIALS - 0.0%
Chemicals - 0.0%
Praxair, Inc.	2,300	132,871
Containers & Packaging - 0.0%
Ball Corp.	6	307
TOTAL MATERIALS		133,178
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 6.8%
BellSouth Corp.	1,680,600	43,477,122
SBC Communications, Inc.	409,130	11,091,514
Verizon Communications, Inc.	402,400	15,593,000
		70,161,636
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc. Class A (a)	429,900	4,965,345
TOTAL TELECOMMUNICATION SERVICES		75,126,981
TOTAL COMMON STOCKS (Cost $952,641,235)		835,581,214
Corporate Bonds - 3.1%
	Principal Amount
Convertible Bonds - 1.7%
CONSUMER DISCRETIONARY - 1.7%
Media - 1.7%
EchoStar Communications Corp.:
5.75% 5/15/08 (c)	$ 18,830,000	17,041,150
5.75% 5/15/08	300,000	273,000
		17,314,150

	Principal Amount	Value (Note 1)
Nonconvertible Bonds - 1.4%
TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunication Services - 1.4%
Nextel Communications, Inc.:
9.375% 11/15/09	$ 8,080,000	$ 7,312,400
9.5% 2/1/11	7,525,000	6,772,500
		14,084,900
TOTAL CORPORATE BONDS (Cost $30,161,828)		31,399,050
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (Cost $1,499,424)	1,500,000	1,499,676
Money Market Funds - 15.5%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $160,030,333)	160,030,333	160,030,333
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,144,332,820)		1,028,510,273
NET OTHER ASSETS - 0.1%		663,213
NET ASSETS - 100%		$ 1,029,173,486
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,041,150 or 1.7% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $405,999,716 and $412,767,717, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,358 for the period.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $156,531,000 of which $49,149,000 and $107,382,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $1,144,332,820) - See accompanying schedule		$ 1,028,510,273
Receivable for fund shares sold		296,078
Dividends receivable		979,582
Interest receivable		722,617
Other receivables		5,404
Total assets		1,030,513,954

Liabilities
Payable for fund shares redeemed	$ 775,135
Accrued management fee	422,728
Distribution fees payable	50,309
Other payables and accrued expenses	92,296
Total liabilities		1,340,468

Net Assets		$ 1,029,173,486
Net Assets consist of:
Paid in capital		$ 1,292,053,884
Undistributed net investment income		13,960,647
Accumulated undistributed net realized gain (loss) on investments		(161,018,498)
Net unrealized appreciation (depreciation) on investments		(115,822,547)
Net Assets		$ 1,029,173,486

Initial Class: Net Asset Value, offering price and redemption price per share ($638,123,763 ÷ 58,752,003 shares)		$ 10.86

Service Class: Net Asset Value, offering price and redemption price per share ($250,160,114 ÷ 23,167,805 shares)		$ 10.80

Service Class 2: Net Asset Value, offering price and redemption price per share ($140,889,609 ÷ 13,131,919 shares)		$ 10.73

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 12,546,729
Interest		8,502,499
Security lending		4,636
Total income		21,053,864

Expenses
Management fee	$ 5,399,250
Transfer agent fees	773,176
Distribution fees	532,749
Accounting and security lending fees	282,366
Non-interested trustees' compensation	4,032
Custodian fees and expenses	16,588
Audit	31,741
Legal	13,641
Reports to shareholders	100,808
Miscellaneous	8,375
Total expenses before reductions	7,162,726
Expense reductions	(142,132)	7,020,594
Net investment income (loss)		14,033,270
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(97,687,550)
Futures contracts	(8,266,772)
Total net realized gain (loss)		(105,954,322)
Change in net unrealized appreciation (depreciation) on: Investment securities	(122,151,854)
Futures contracts	(1,067,223)
Total change in net unrealized appreciation (depreciation)		(123,219,077)
Net gain (loss)		(229,173,399)
Net increase (decrease) in net assets resulting from operations		$ (215,140,129)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,033,270	$ 15,617,953
Net realized gain (loss)	(105,954,322)	(55,343,155)
Change in net unrealized appreciation (depreciation)	(123,219,077)	(73,235,701)
Net increase (decrease) in net assets resulting from operations	(215,140,129)	(112,960,903)
Distributions to shareholders from net investment income	(15,060,404)	(15,500,793)
Distributions to shareholders from net realized gain	-	(50,237,278)
Total distributions	(15,060,404)	(65,738,071)
Share transactions - net increase (decrease)	8,584,266	192,076,906
Total increase (decrease) in net assets	(221,616,267)	13,377,932

Net Assets
Beginning of period	1,250,789,753	1,237,411,821
End of period (including undistributed net investment income of $13,960,647 and undistributed net investment income of $15,180,119, respectively)	$ 1,029,173,486	$ 1,250,789,753
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	5,547,232	3,741,835	8,546,664
Reinvested	858,112	262,919	83,941
Redeemed	(15,376,984)	(2,273,174)	(1,333,545)
Net increase (decrease)	(8,971,640)	1,731,580	7,297,060
Dollars
Sold	$ 65,703,944	$ 44,246,058	$ 98,819,591
Reinvested	10,743,568	3,275,965	1,040,871
Redeemed	(175,367,574)	(25,009,314)	(14,868,843)
Net increase (decrease)	$ (98,920,062)	$ 22,512,709	$ 84,991,619

Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	8,754,467	7,628,976	5,096,985
Reinvested	3,712,724	812,593	60,117
Redeemed	(11,004,137)	(1,028,965)	(181,025)
Net increase (decrease)	1,463,054	7,412,604	4,976,077
Dollars
Sold	$ 118,081,480	$ 102,324,030	$ 66,757,918
Reinvested	53,277,595	11,603,819	856,657
Redeemed	(145,071,678)	(13,471,861)	(2,281,054)
Net increase (decrease)	$ 26,287,397	$ 100,455,988	$ 65,333,521

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,743,568	$ 3,275,965	$ 1,040,871
From net realized gain	-	-	-
Total	$ 10,743,568	$ 3,275,965	$ 1,040,871
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,653,429	$ 2,643,908	$ 203,456
From net realized gain	40,624,166	8,959,911	653,201
Total	$ 53,277,595	$ 11,603,819	$ 856,657

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.15	.18	.20	.18	.15
Net realized and unrealized gain (loss)	(2.32)	(1.45)	(.81)	1.27	3.54
Total from investment operations	(2.17)	(1.27)	(.61)	1.45	3.69
Distributions from net investment income	(.16)	(.19)	(.19)	(.10)	-
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)
Total distributions	(.16)	(.80)	(1.43)	(.30)	(.07)
Net asset value, end of period	$ 10.86	$ 13.19	$ 15.26	$ 17.30	$ 16.15
Total Return A,B	(16.61)%	(8.75)%	(3.62)%	9.17%	29.59%
Ratios to Average Net Assets D
Expenses before expense reductions	.59%	.58%	.58%	.60%	.61%
Expenses net of voluntary waivers, if any	.59%	.58%	.58%	.60%	.61%
Expenses net of all reductions	.58%	.56%	.57%	.59%	.60%
Net investment income (loss)	1.30%	1.34%	1.26%	1.08%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 638,124	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806
Portfolio turnover rate	43%	58%	72%	58%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.14	.16	.18	.16	.15
Net realized and unrealized gain (loss)	(2.31)	(1.44)	(.80)	1.27	3.50
Total from investment operations	(2.17)	(1.28)	(.62)	1.43	3.65
Distributions from net investment income	(.15)	(.18)	(.19)	(.10)	-
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)
Total distributions	(.15)	(.79)	(1.43)	(.30)	(.07)
Net asset value, end of period	$ 10.80	$ 13.12	$ 15.19	$ 17.24	$ 16.11
Total Return A,B	(16.69)%	(8.85)%	(3.69)%	9.06%	29.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.69%	.68%	.69%	.70%	.71%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.70%	.71%
Expenses net of all reductions	.68%	.66%	.68%	.69%	.70%
Net investment income (loss)	1.20%	1.24%	1.16%	.98%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 250,160	$ 281,194	$ 212,994	$ 95,600	$ 18,375
Portfolio turnover rate	43%	58%	72%	58%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income (loss) E	.12	.14	.15
Net realized and unrealized gain (loss)	(2.30)	(1.44)	(.49)
Total from investment operations	(2.18)	(1.30)	(.34)
Distributions from net investment income	(.16)	(.19)	(.19)
Distributions from net realized gain	-	(.61)	(1.24)
Total distributions	(.16)	(.80)	(1.43)
Net asset value, end of period	$ 10.73	$ 13.07	$ 15.17
Total Return B,C,D	(16.84)%	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.85%	.84%	.85% A
Expenses net of voluntary waivers, if any	.85%	.84%	.85% A
Expenses net of all reductions	.84%	.82%	.84% A
Net investment income (loss)	1.05%	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,890	$ 76,237	$ 13,025
Portfolio turnover rate	43%	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Growth Opportunities - Initial Class	-21.84%	-6.34%	4.92%
S&P 500 ®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the 12-month period ending December 31, 2002, the fund slightly outperformed the Standard & Poor's 500 Index, which fell 22.10% for the year, and it soundly beat the 25.44% decline of the variable annuity growth funds average tracked by Lipper Inc. Against the backdrop of three straight years of declines for the equity market, this performance reflects a subpar return on an absolute basis, although the fund did beat the performance of its benchmarks.

Q. As you mentioned, the stock market has struggled for nearly three years now. What was your approach entering the period, and what were your successes and disappointments?

A. Obviously, the overriding disappointment was the fund's negative return. While I outperformed my competitors, reporting an absolute loss for another year is disheartening. In hindsight, the fund's move toward a defensive stance reflecting serious concerns about corporate profitability was right. Executing that strategy, however, proved to be much more difficult than anticipated, as traditionally defensive sectors - including health care and regional Bell operating companies (RBOCs) - had a dismal 12 months. Generally, the search for dependable earnings growers was a challenging proposition during the past year. Specifically, underweighting technology was a positive contributor to the fund's performance. Underweighting the RBOCs also worked out well. However, stock selection within pharmaceuticals proved to be one of the more disappointing ventures for the fund during the past year.
Q. With all the high-profile blow-ups of 2002 - including Tyco International and WorldCom, among others - did you manage to sidestep these land mines?

A. I avoided most of the disasters, but not all of them. Avoiding WorldCom, Electronic Data Systems (EDS) and Nortel was a definite plus, although I did buy some EDS late in the period after the stock had been beaten down to what I felt was an attractive valuation. With the October/November rally in tech, EDS actually was a positive contributor to the fund's absolute and relative return. Tyco, however, was in the portfolio when that story began to unravel. Despite the fact that I significantly reduced this position before the stock completely collapsed, Tyco took a heavy toll on the fund's performance. In addition to the headline-grabbing cases of corporate fraud, the past year will be remembered for the number of business models that failed due to lack of volume, increased pricing pressures and misaligned cost structures.

Q. What other stocks proved to be disappointments?

A. As I mentioned before, a number of the fund's drug holdings fared poorly. Wyeth's largest product franchise came under scrutiny as new studies raised concerns about negative side effects, thus raising questions about the company's earnings growth rate. Baxter failed to achieve its lofty earnings growth goals as one of its key markets slowed. Sepracor declined precipitously when the biotechnology firm encountered issues in its product pipeline. With biotech companies, the risk/reward is high, as you're betting on the future value of developments in the pipeline. If something falls out or gets delayed, as it did with Sepracor, it does incredible damage to the stock price. Lastly, Pfizer, the fund's third-largest holding at the end of the period, was a detractor, in part due to the pall cast over the entire pharmaceutical industry, but also because its plan to acquire Pharmacia was greeted less than enthusiastically by the market. The fund no longer holds Baxter or Sepracor.

Q. What stocks performed well?

A. Moving through the second quarter of this calendar year, the fund's media stocks started to perform better. The investment thesis for the media holdings was that, historically, advertising "spend" has grown well, with few down years, and that a rebound in advertising spend would result in strong earnings growth for the respective companies. In other words, media stocks appeared to be a good way to get some cyclical exposure for the fund. As it turned out, ad spend did pick up and the fund's media holdings, most notably Viacom and Fox Entertainment, were positive contributors to performance. Elsewhere, Forest Labs was one health care pick that worked based on the company's string of successful product introductions in 2002. Merrill Lynch was another winner, and one of several of the fund's stocks that did well in large part because of well-managed restructurings. Viacom, Gillette, Coca-Cola and Amazon.com also have made significant progress in improving their business models.

Q. What's your outlook, Bettina? Can we escape a fourth straight year of declines in the market?

A. I can't predict the future, but I do feel more optimistic about 2003. I think we're starting to see the signs that are typical of a cyclical bottom. Companies are restructuring, consumers are retrenching, capital spending appears to be bottoming, and merger and acquisition activity is picking up. Along with the slow earnings recovery that seemed to be underway at period end, these factors could make for a better year in 2003.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of December 31, 2002, more than
$633 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	3.9
Citigroup, Inc.	3.6
Pfizer, Inc.	3.0
Freddie Mac	3.0
The Coca-Cola Co.	2.8
16.3
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	16.7
Consumer Discretionary	16.3
Health Care	15.2
Information Technology	11.4
Consumer Staples	10.6
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	96.0%
Short-Term Investments and Net Other Assets	4.0%
* Foreign investments	4.3%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 86.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.3%
Hotels, Restaurants & Leisure - 0.8%
Marriott International, Inc. Class A	19,100	$ 627,817
McDonald's Corp.	25,900	416,472
Panera Bread Co. Class A (a)	31,100	1,082,591
Starwood Hotels & Resorts Worldwide, Inc. unit	139,000	3,299,860
		5,426,740
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	115,500	2,181,795
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	20,100	704,304
Media - 8.9%
AOL Time Warner, Inc. (a)	466,700	6,113,770
Clear Channel Communications, Inc. (a)	75,500	2,815,395
Comcast Corp.:
Class A (a)	24,359	574,142
Class A (special) (a)	165,600	3,740,904
Fox Entertainment Group, Inc. Class A (a)	465,900	12,080,787
McGraw-Hill Companies, Inc.	6,400	386,816
Meredith Corp.	30,200	1,241,522
News Corp. Ltd. ADR	97,900	2,569,875
Omnicom Group, Inc.	35,500	2,293,300
Univision Communications, Inc. Class A (a)	202,400	4,958,800
Viacom, Inc.:
Class A (a)	21,800	889,658
Class B (non-vtg.) (a)	423,420	17,258,599
Walt Disney Co.	75,700	1,234,667
		56,158,235
Multiline Retail - 3.1%
Costco Wholesale Corp. (a)	65,700	1,843,542
JCPenney Co., Inc.	96,400	2,218,164
Kohl's Corp. (a)	112,600	6,299,970
Target Corp.	53,600	1,608,000
Wal-Mart Stores, Inc.	146,600	7,404,766
		19,374,442
Specialty Retail - 2.2%
Best Buy Co., Inc. (a)	35,500	857,325
Home Depot, Inc.	126,800	3,038,128
Lowe's Companies, Inc.	141,300	5,298,750
RadioShack Corp.	43,300	811,442
Staples, Inc. (a)	208,000	3,806,400
		13,812,045
Textiles Apparel & Luxury Goods - 0.9%
Adidas-Salomon AG	35,187	3,040,395
Coach, Inc. (a)	54,100	1,780,972
NIKE, Inc. Class B	20,100	893,847
		5,715,214
TOTAL CONSUMER DISCRETIONARY		103,372,775

	Shares	Value (Note 1)
CONSUMER STAPLES - 10.6%
Beverages - 3.5%
Pepsi Bottling Group, Inc.	43,600	$ 1,120,520
PepsiCo, Inc.	80,400	3,394,488
The Coca-Cola Co.	397,500	17,418,450
		21,933,458
Food Products - 1.0%
Dean Foods Co. (a)	95,000	3,524,500
Kraft Foods, Inc. Class A	23,300	907,069
The J.M. Smucker Co.	378	15,048
Tyson Foods, Inc. Class A	145,300	1,630,266
		6,076,883
Household Products - 0.7%
Colgate-Palmolive Co.	70,400	3,691,072
Procter & Gamble Co.	10,820	929,871
		4,620,943
Personal Products - 4.1%
Avon Products, Inc.	23,222	1,250,969
Gillette Co.	807,770	24,523,893
		25,774,862
Tobacco - 1.3%
Philip Morris Companies, Inc.	206,820	8,382,415
TOTAL CONSUMER STAPLES		66,788,561
ENERGY - 5.7%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	88,100	2,835,939
Cooper Cameron Corp. (a)	38,500	1,918,070
Helmerich & Payne, Inc.	25,200	703,332
Schlumberger Ltd. (NY Shares)	212,100	8,927,289
		14,384,630
Oil & Gas - 3.4%
BP PLC sponsored ADR	115,790	4,706,864
ChevronTexaco Corp.	61,100	4,061,928
ConocoPhillips	53,530	2,590,317
Exxon Mobil Corp.	301,400	10,530,916
		21,890,025
TOTAL ENERGY		36,274,655
FINANCIALS - 16.7%
Banks - 0.5%
Bank of America Corp.	30,600	2,128,842
Bank One Corp.	31,700	1,158,635
		3,287,477
Diversified Financials - 13.9%
American Express Co.	124,700	4,408,145
Charles Schwab Corp.	226,500	2,457,525
Citigroup, Inc.	651,107	22,912,455
Fannie Mae	196,200	12,621,546
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Freddie Mac	317,700	$ 18,760,185
Investment Technology Group, Inc. (a)	32,750	732,290
Lehman Brothers Holdings, Inc.	10,100	538,229
Merrill Lynch & Co., Inc.	291,300	11,054,835
Morgan Stanley	276,300	11,029,896
SLM Corp.	25,400	2,638,044
Stilwell Financial, Inc.	81,500	1,065,205
		88,218,355
Insurance - 2.3%
American International Group, Inc.	209,162	12,100,022
Aon Corp.	30,600	578,034
Travelers Property Casualty Corp.:
Class A	65,709	962,637
Class B (a)	60,423	885,197
		14,525,890
TOTAL FINANCIALS		106,031,722
HEALTH CARE - 15.2%
Biotechnology - 0.7%
Celgene Corp. (a)	48,900	1,049,883
IDEC Pharmaceuticals Corp. (a)	87,900	2,915,643
Vertex Pharmaceuticals, Inc. (a)	28,000	443,800
		4,409,326
Health Care Equipment & Supplies - 4.2%
Alcon, Inc.	98,400	3,881,880
Becton, Dickinson & Co.	159,800	4,904,262
Boston Scientific Corp. (a)	141,200	6,003,824
C.R. Bard, Inc.	44,200	2,563,600
Medtronic, Inc.	109,700	5,002,320
St. Jude Medical, Inc. (a)	81,980	3,256,246
Zimmer Holdings, Inc. (a)	29,550	1,226,916
		26,839,048
Health Care Providers & Services - 0.0%
Cardinal Health, Inc.	4,905	290,327
Pharmaceuticals - 10.3%
Abbott Laboratories	139,830	5,593,200
Allergan, Inc.	9,900	570,438
Barr Laboratories, Inc. (a)	29,300	1,907,137
Bristol-Myers Squibb Co.	41,400	958,410
Eli Lilly & Co.	50,200	3,187,700
Forest Laboratories, Inc. (a)	20,700	2,033,154
Johnson & Johnson	141,700	7,610,707
Merck & Co., Inc.	250,100	14,158,161
Novartis AG sponsored ADR	51,600	1,895,268
Pfizer, Inc.	626,093	19,139,663

	Shares	Value (Note 1)
Schering-Plough Corp.	121,600	$ 2,699,520
Wyeth	139,000	5,198,600
		64,951,958
TOTAL HEALTH CARE		96,490,659
INDUSTRIALS - 6.3%
Aerospace & Defense - 0.3%
Lockheed Martin Corp.	10,370	598,868
Northrop Grumman Corp.	10,300	999,100
		1,597,968
Air Freight & Logistics - 0.3%
FedEx Corp.	40,800	2,212,176
Airlines - 0.8%
Alaska Air Group, Inc. (a)	20,700	448,155
Delta Air Lines, Inc.	61,200	740,520
Southwest Airlines Co.	267,450	3,717,555
		4,906,230
Commercial Services & Supplies - 1.2%
First Data Corp.	113,700	4,026,117
Paychex, Inc.	107,023	2,985,942
Robert Half International, Inc. (a)	20,200	325,422
		7,337,481
Industrial Conglomerates - 2.9%
3M Co.	10,100	1,245,330
General Electric Co.	637,250	15,517,038
Tyco International Ltd.	100,800	1,721,664
		18,484,032
Machinery - 0.3%
Danaher Corp.	31,100	2,043,270
Road & Rail - 0.5%
CSX Corp.	34,290	970,750
Kansas City Southern (a)	70,900	850,800
Union Pacific Corp.	19,740	1,181,834
		3,003,384
TOTAL INDUSTRIALS		39,584,541
INFORMATION TECHNOLOGY - 11.4%
Communications Equipment - 2.3%
Cisco Systems, Inc. (a)	566,060	7,415,386
Juniper Networks, Inc. (a)	144,700	983,960
Motorola, Inc.	503,800	4,357,870
Nokia Corp. sponsored ADR	118,100	1,830,550
		14,587,766
Computers & Peripherals - 1.4%
Dell Computer Corp. (a)	288,500	7,714,490
EMC Corp. (a)	100,400	616,456
Hewlett-Packard Co.	41,300	716,968
		9,047,914
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	45,200	$ 811,792
Diebold, Inc.	24,400	1,005,768
		1,817,560
Internet Software & Services - 0.9%
Overture Services, Inc. (a)	25,800	704,598
Yahoo!, Inc. (a)	284,000	4,643,400
		5,347,998
IT Consulting & Services - 0.2%
Electronic Data Systems Corp.	61,700	1,137,131
Semiconductor Equipment & Products - 3.2%
Analog Devices, Inc. (a)	115,200	2,749,824
Applied Materials, Inc. (a)	78,200	1,018,946
Intel Corp.	234,310	3,648,207
KLA-Tencor Corp. (a)	8,600	304,182
LAM Research Corp. (a)	42,800	462,240
Marvell Technology Group Ltd. (a)	51,700	975,062
Micron Technology, Inc. (a)	103,100	1,004,194
National Semiconductor Corp. (a)	168,500	2,529,185
NVIDIA Corp. (a)	51,100	588,161
Teradyne, Inc. (a)	53,100	690,831
Texas Instruments, Inc.	334,700	5,023,847
Xilinx, Inc. (a)	74,100	1,526,460
		20,521,139
Software - 3.1%
Adobe Systems, Inc.	74,800	1,855,115
Microsoft Corp. (a)	316,900	16,383,730
Quest Software, Inc. (a)	46,718	481,663
VERITAS Software Corp. (a)	66,800	1,043,416
		19,763,924
TOTAL INFORMATION TECHNOLOGY		72,223,432
MATERIALS - 1.4%
Chemicals - 1.1%
Dow Chemical Co.	80,700	2,396,790
E.I. du Pont de Nemours & Co.	35,100	1,488,240
Monsanto Co.	31,000	596,750
Praxair, Inc.	38,700	2,235,699
		6,717,479
Metals & Mining - 0.3%
Alcoa, Inc.	90,300	2,057,034
TOTAL MATERIALS		8,774,513
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.2%
AT&T Corp.	15,060	393,217
BellSouth Corp.	204,100	5,280,067

	Shares	Value (Note 1)
SBC Communications, Inc.	74,760	$ 2,026,744
Verizon Communications, Inc.	165,900	6,428,625
		14,128,653
Wireless Telecommunication Services - 0.2%
Sprint Corp. - PCS Group Series 1 (a)	248,400	1,087,992
TOTAL TELECOMMUNICATION SERVICES		15,216,645
TOTAL COMMON STOCKS (Cost $567,134,571)		544,757,503
U.S. Treasury Obligations - 0.7%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.2% to 1.54% 1/9/03 to 2/27/03 (c) (Cost $4,396,924)	$ 4,400,000	4,397,648
Money Market Funds - 13.9%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	85,555,463	85,555,463
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	2,310,000	2,310,000
TOTAL MONEY MARKET FUNDS (Cost $87,865,463)		87,865,463
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $659,396,958)		637,020,614
NET OTHER ASSETS - (0.6)%		(3,741,382)
NET ASSETS - 100%		$ 633,279,232
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
288 S&P 500 Index Contracts	March 2003	$ 63,280,800	$ (1,963,685)
The face value of futures purchased as a percentage of net assets - 10.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,397,648.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $434,062,344 and $600,404,003, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $31,239 for the period.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $296,046,000 of which $30,553,000, $149,878,000 and $115,615,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $2,181,795) (cost $659,396,958) - See accompanying schedule		$ 637,020,614
Receivable for investments sold		1,372,833
Receivable for fund shares sold		75,056
Dividends receivable		722,355
Interest receivable		114,198
Receivable for daily variation on futures contracts		100,800
Other receivables		8,597
Total assets		639,414,453

Liabilities
Payable to custodian bank	$ 45,224
Payable for investments purchased	2,619,155
Payable for fund shares redeemed	747,212
Accrued management fee	319,295
Distribution fees payable	25,148
Other payables and accrued expenses	69,187
Collateral on securities loaned, at value	2,310,000
Total liabilities		6,135,221

Net Assets		$ 633,279,232
Net Assets consist of:
Paid in capital		$ 953,643,409
Undistributed net investment income		4,525,392
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(300,553,278)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(24,336,291)
Net Assets		$ 633,279,232

Initial Class: Net Asset Value, offering price and redemption price per share ($403,475,540 ÷ 34,442,948 shares)		$ 11.71

Service Class: Net Asset Value, offering price and redemption price per share ($188,317,575 ÷ 16,096,714 shares)		$ 11.70

Service Class 2: Net Asset Value, offering price and redemption price per share ($41,486,117 ÷ 3,565,562 shares)		$ 11.64

Statement of Operations

	Year ended December 31, 2002
Investment Income
Dividends		$ 9,244,701
Interest		1,294,838
Security lending		13,780
Total income		10,553,319

Expenses
Management fee	$ 4,583,230
Transfer agent fees	556,363
Distribution fees	341,811
Accounting and security lending fees	230,453
Non-interested trustees' compensation	2,877
Custodian fees and expenses	23,746
Audit	32,919
Legal	9,841
Miscellaneous	97,209
Total expenses before reductions	5,878,449
Expense reductions	(301,005)	5,577,444
Net investment income (loss)		4,975,875
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(112,122,160)
Foreign currency transactions	1,648
Futures contracts	(1,431,882)
Total net realized gain (loss)		(113,552,394)
Change in net unrealized appreciation (depreciation) on: Investment securities	(93,180,828)
Assets and liabilities in foreign currencies	7,957
Futures contracts	(1,963,685)
Total change in net unrealized appreciation (depreciation)		(95,136,556)
Net gain (loss)		(208,688,950)
Net increase (decrease) in net assets resulting from operations		$ (203,713,075)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,975,875	$ 8,185,900
Net realized gain (loss)	(113,552,394)	(149,504,018)
Change in net unrealized appreciation (depreciation)	(95,136,556)	(46,969,320)
Net increase (decrease) in net assets resulting from operations	(203,713,075)	(188,287,438)
Distributions to shareholders from net investment income	(8,515,304)	(4,056,791)
Share transactions - net increase (decrease)	(130,074,012)	(155,735,950)
Total increase (decrease) in net assets	(342,302,391)	(348,080,179)

Net Assets
Beginning of period	975,581,623	1,323,661,802
End of period (including undistributed net investment income of $4,525,392 and undistributed net investment income of $8,073,998, respectively)	$ 633,279,232	$ 975,581,623
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	4,073,344	2,148,249	2,793,837
Reinvested	418,938	154,434	23,984
Redeemed	(13,173,878)	(4,639,853)	(2,220,662)
Net increase (decrease)	(8,681,596)	(2,337,170)	597,159

Dollars Sold	$ 53,351,268	$ 28,729,746	$ 36,310,489
Reinvested	5,974,043	2,200,701	340,561
Redeemed	(170,612,111)	(58,753,780)	(27,614,929)
Net increase (decrease)	$ (111,286,800)	$ (27,823,333)	$ 9,036,121

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	9,904,497	3,240,124	2,152,732
Reinvested	181,161	44,864	5,704
Redeemed	(20,623,054)	(4,389,986)	(650,918)
Net increase (decrease)	(10,537,396)	(1,104,998)	1,507,518

Dollars Sold	$ 154,769,236	$ 50,526,723	$ 33,624,263
Reinvested	3,172,127	785,129	99,535
Redeemed	(321,562,633)	(67,420,661)	(9,729,669)
Net increase (decrease)	$ (163,621,270)	$ (16,108,809)	$ 23,994,129

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,974,042	$ 2,200,701	$ 340,561
From net realized gain	-	-	-
Total	$ 5,974,042	$ 2,200,701	$ 340,561

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 3,172,127	$ 785,129	$ 99,535
From net realized gain	-	-	-
Total	$ 3,172,127	$ 785,129	$ 99,535

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Income from Investment Operations
Net investment income (loss) C	.09	.12	.06	.27	.26
Net realized and unrealized gain (loss)	(3.37)	(2.67)	(3.77)	.66	4.29
Total from investment operations	(3.28)	(2.55)	(3.71)	.93	4.55
Distributions from net investment income	(.14)	(.06)	(.29)	(.23)	(.21)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)
Total distributions	(.14)	(.06)	(1.70)	(.66)	(.94)
Net asset value, end of period	$ 11.71	$ 15.13	$ 17.74	$ 23.15	$ 22.88
Total Return A, B	(21.84)%	(14.42)%	(17.07)%	4.27%	24.61%
Ratios to Average Net Assets D
Expenses before expense reductions	.70%	.69%	.68%	.69%	.71%
Expenses net of voluntary waivers, if any	.70%	.69%	.68%	.69%	.71%
Expenses net of all reductions	.66%	.67%	.66%	.68%	.70%
Net investment income (loss)	.68%	.79%	.31%	1.20%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 403,476	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011
Portfolio turnover rate	60%	89%	117%	42%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Income from Investment Operations
Net investment income (loss)C	.08	.11	.04	.25	.23
Net realized and unrealized gain (loss)	(3.37)	(2.67)	(3.76)	.66	4.30
Total from investment operations	(3.29)	(2.56)	(3.72)	.91	4.53
Distributions from net investment income	(.12)	(.04)	(.28)	(.22)	(.21)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)
Total distributions	(.12)	(.04)	(1.69)	(.65)	(.94)
Net asset value, end of period	$ 11.70	$ 15.11	$ 17.71	$ 23.12	$ 22.86
Total ReturnA,B	(21.92)%	(14.49)%	(17.13)%	4.18%	24.51%
Ratios to Average Net AssetsD
Expenses before expense reductions	.80%	.79%	.79%	.79%	.80%
Expenses net of voluntary waivers, if any	.80%	.79%	.79%	.79%	.80%
Expenses net of all reductions	.77%	.77%	.76%	.78%	.79%
Net investment income (loss)	.58%	.69%	.21%	1.09%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 188,318	$ 278,446	$ 345,960	$ 344,778	$ 149,496
Portfolio turnover rate	60%	89%	117%	42%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income (loss) E	.05	.08	.01
Net realized and unrealized gain (loss)	(3.34)	(2.66)	(3.34)
Total from investment operations	(3.29)	(2.58)	(3.33)
Distributions from net investment income	(.11)	(.06)	(.28)
Distributions from net realized gain	-	-	(1.41)
Total distributions	(.11)	(.06)	(1.69)
Net asset value, end of period	$ 11.64	$ 15.04	$ 17.68
Total Return B, C,D	(22.01)%	(14.64)%	(15.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	.97%	.95%	.95% A
Expenses net of voluntary waivers, if any	.97%	.95%	.95% A
Expenses net of all reductions	.94%	.93%	.93% A
Net investment income (loss)	.41%	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,486	$ 44,643	$ 25,827
Portfolio turnover rate	60%	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Initial Class	10.34%	7.47%	7.29%
LB Aggregate Bond	10.26%	7.54%	7.51%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.61%	6.50%	6.79%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Ford O'Neil, Portfolio Manager of Investment Grade Bond Portfolio

Q. How did the fund perform, Ford?

A. For the year ending December 31, 2002, the fund performed roughly in line with the Lehman Brothers Aggregate Bond Index, which returned 10.26%, and solidly outpaced the Lipper Inc. variable annuity intermediate investment grade debt funds average, which returned 8.61%.

Q. What drove investment-grade bonds during the past year?

A. It was a strong, albeit volatile period for bonds, which generally did well amid a favorable interest rate environment, spurred by sluggish economic growth, fears of deflation, lackluster corporate profits and slumping stock prices. Rates across the yield curve plunged to historically low levels during the first nine months of the year, as the prospects for Federal Reserve Board tightening diminished and concerns about corporate financial scandals and geopolitical unrest eroded investor confidence, sparking a strong flight to quality in government securities - namely Treasuries and agencies. Investors' aversion to riskier assets hurt corporate bonds, which also were plagued by widespread credit-quality downgrades. Yield spreads widened to record levels relative to Treasuries before they narrowed sharply during the fourth quarter in response to the Fed's half-point rate cut plus expectations for fiscal stimulus, an improved economic outlook and a stronger stock market. Mortgage securities performed well throughout the period despite increased volatility and higher prepayment activity, due to robust demand for high-quality, higher-yielding investments.

Q. Against this backdrop, what dictated fund results?

A. The fund's positioning in corporate bonds had the most influence on performance. While my decision to overweight corporates relative to the index rather than stronger-performing government issues curbed results for most of the year, it was a home run during the fourth quarter - particularly in November, one of the best months ever for corporates. Using the sector's volatility to our advantage and sticking with our investment process was key to our outperformance, as we generated strong excess returns by snapping up beaten-down BBB-rated telecommunications and media issues that rebounded strongly after we bought them in July and September. The fund fared reasonably well in corporates overall during the first three quarters of the period, which was important given the stiff headwind.

Q. What kept you in the ball game as corporates headed south?

A. Assuming a more conservative posture helped, given heightened credit risk and increased short-selling activity by institutional investors. Despite scaling back on corporates, security selection was the main driver of performance. While we weren't immune to troubled securities, good research, diversification and credit analysis - supported by thorough knowledge of company management teams - enabled us to own more of the right names, while avoiding several prominent issuers that were downgraded. This resource and information advantage helped us limit our downside versus the index and soundly beat our average Lipper peer. However, the fund was hurt by a few gas and electric utilities that stumbled badly, specifically those with unregulated subsidiaries engaged in energy trading and power production that were hampered by heavy debt and overcapacity. We offset some of these losses by overweighting strong-performing banks with solid balance sheets and scant credit problems.

Q. What can you tell us about your other key strategies?

A. Given how low interest rates had fallen, I decided to rotate some assets out of Treasuries, agencies and cash and into high-quality, higher-yielding mortgage and asset-backed securities based on their superior return potential. Although rates trended lower, the yield advantage gained from focusing on these sectors overwhelmed the rally in government bond prices. Moreover, while declining mortgage rates triggered another massive wave of mortgage refinancing during the summer, the fund benefited from my focus on securities with strong cash-flow protection characteristics that were less vulnerable to being prepaid. Newly issued current-coupon mortgages in the 4%-6% range helped performance, as did commercial mortgage-backed securities. With most of the market priced above par - or face value - holders of more seasoned, higher-coupon bonds experienced faster prepayments than anticipated, causing them to book a loss without the chance of gaining the additional interest income.

Q. What's your outlook?

A. I may consider purchasing additional corporate and mortgage securities when I feel the economic recovery is solidifying. At that point, a tighter monetary policy likely will ensue, which should cause short-term Treasury yields to rise, the curve to flatten, prepayment activity to slow, and corporates and mortgages to outperform - changes that could bode well for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks as high a level of current income as
is consistent with the preservation of capital

Start date: December 5, 1988

Size: as of December 31, 2002, more than
$2.0 billion

Manager: Ford O'Neil, since 2001; joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investment Summary

Quality Diversification (% of fund's net assets)
As of December 31, 2002
U.S. Governments 55.3%
AAA 5.9%
AA 2.9%
A 13.4%
BBB 16.1%
BB and Below 2.0%
Short-Term Investments and Net Other Assets 4.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of December 31, 2002
Years	5.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	15.4
Telecommunication Services	3.6
Utilities	3.2
Consumer Discretionary	3.0
Industrials	2.0

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.4%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.3%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	$ 4,645,000	$ 5,164,014
Media - 2.6%
AOL Time Warner, Inc.:
6.875% 5/1/12	7,141,000	7,541,639
7.7% 5/1/32	1,745,000	1,816,079
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	2,100,000	2,268,000
Comcast Cable Communications, Inc. 6.875% 6/15/09	5,000,000	5,319,465
Continental Cablevision, Inc.:
8.3% 5/15/06	810,000	877,463
9% 9/1/08	4,000,000	4,560,600
Cox Communications, Inc.:
7.125% 10/1/12	2,670,000	2,965,660
7.75% 11/1/10	3,700,000	4,214,134
News America Holdings, Inc. 7.75% 12/1/45	12,500,000	12,284,763
Shaw Communications, Inc. yankee 7.2% 12/15/11	2,000,000	1,729,374
TCI Communications, Inc. 9.8% 2/1/12	7,000,000	8,414,161
Time Warner, Inc. 8.18% 8/15/07	1,240,000	1,361,196
		53,352,534
TOTAL CONSUMER DISCRETIONARY		58,516,548
CONSUMER STAPLES - 0.9%
Food & Drug Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	2,285,000	2,504,723
Food Products - 0.2%
ConAgra Foods, Inc. 6.75% 9/15/11	3,870,000	4,400,805
Tobacco - 0.6%
Philip Morris Companies, Inc.:
7% 7/15/05	1,500,000	1,629,248
7.65% 7/1/08	5,000,000	5,767,245
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	2,205,000	2,300,529
7.75% 5/15/06	1,570,000	1,712,000
		11,409,022
TOTAL CONSUMER STAPLES		18,314,550

	Principal Amount	Value (Note 1)
ENERGY - 0.5%
Oil & Gas - 0.5%
Duke Energy Field Services LLC 7.875% 8/16/10	$ 4,000,000	$ 4,233,292
Pemex Project Funding Master Trust:
7.375% 12/15/14 (c)	4,500,000	4,612,500
7.875% 2/1/09 (c)	1,200,000	1,290,000
The Coastal Corp. 7.75% 10/15/35	1,355,000	894,300
		11,030,092
FINANCIALS - 14.9%
Banks - 2.3%
Bank of America Corp. 4.75% 10/15/06	2,035,000	2,153,590
Bank of Montreal 6.1% 9/15/05	3,000,000	3,242,571
Bank One Corp. 6.5% 2/1/06	1,245,000	1,375,256
BankBoston Corp. 6.625% 12/1/05	4,420,000	4,838,777
Capital One Bank:
6.5% 7/30/04	2,763,000	2,702,192
6.875% 2/1/06	1,200,000	1,160,942
First Union Corp. 7.55% 8/18/05	1,055,000	1,188,691
Fleet Financial Group, Inc. 7.125% 4/15/06	980,000	1,085,504
FleetBoston Financial Corp. 7.25% 9/15/05	1,695,000	1,876,836
HSBC Holdings PLC 5.25% 12/12/12	1,500,000	1,537,469
Korea Development Bank 7.375% 9/17/04	1,320,000	1,428,101
MBNA Corp.:
6.25% 1/17/07	1,905,000	1,988,635
6.34% 6/2/03	350,000	355,704
7.5% 3/15/12	3,005,000	3,230,630
Merita Bank Ltd. yankee 6.5% 1/15/06	1,500,000	1,633,305
PNC Funding Corp. 5.75% 8/1/06	4,440,000	4,752,811
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	1,750,000	2,025,487
8.817% 3/31/49	1,640,000	1,840,674
Union Planters Corp. 6.75% 11/1/05	400,000	439,853
Washington Mutual Bank 6.875% 6/15/11	3,000,000	3,363,843
Washington Mutual, Inc. 5.625% 1/15/07	3,955,000	4,232,416
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	900,000	1,071,031
		47,524,318
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - 11.1%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	$ 625,000	$ 685,151
Alliance Capital Management LP 5.625% 8/15/06	2,475,000	2,605,381
American General Finance Corp. 5.875% 7/14/06	5,400,000	5,812,857
Amvescap PLC yankee 6.6% 5/15/05	5,100,000	5,504,818
Associates Corp. of North America 6% 7/15/05	2,500,000	2,696,393
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	1,100,000	1,254,514
Capital One Financial Corp.:
7.125% 8/1/08	1,290,000	1,194,659
7.25% 5/1/06	5,000,000	4,799,060
CIT Group, Inc.:
5.5% 2/15/04	500,000	511,292
7.75% 4/2/12	4,125,000	4,633,010
Citigroup, Inc. 5.625% 8/27/12	3,600,000	3,785,335
Countrywide Home Loans, Inc.:
5.5% 8/1/06	4,500,000	4,784,873
5.5% 2/1/07	2,500,000	2,654,390
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	2,000,000	2,141,956
6.5% 1/15/12	1,520,000	1,624,514
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	315,000	314,674
7.92% 5/18/12	3,700,000	3,085,323
Deutsche Telekom International Finance BV:
8.25% 6/15/05	4,000,000	4,373,624
8.75% 6/15/30	10,750,000	12,417,873
Ford Motor Credit Co.:
5.8% 1/12/09	5,065,000	4,697,757
6.5% 1/25/07	4,710,000	4,652,156
6.875% 2/1/06	4,600,000	4,608,059
7.875% 6/15/10	3,500,000	3,521,924
General Electric Capital Corp. 6% 6/15/12	8,045,000	8,685,985

	Principal Amount	Value (Note 1)
General Motors Acceptance Corp.:
6.75% 1/15/06	$ 4,660,000	$ 4,825,994
7.5% 7/15/05	500,000	526,543
7.75% 1/19/10	5,650,000	5,914,929
Goldman Sachs Group, Inc.:
5.7% 9/1/12	2,935,000	3,066,195
6.6% 1/15/12	4,925,000	5,442,100
Household Finance Corp.:
6.375% 10/15/11	5,290,000	5,530,732
6.375% 11/27/12	2,635,000	2,750,761
6.5% 1/24/06	605,000	644,278
6.75% 5/15/11	4,000,000	4,264,756
7% 5/15/12	840,000	920,043
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	9,640,000	11,856,410
ING Capital Funding Trust III 8.439% 12/31/10	2,050,000	2,383,814
J.P. Morgan Chase & Co.:
5.35% 3/1/07	2,415,000	2,554,587
5.625% 8/15/06	1,065,000	1,139,317
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	1,425,000	1,558,005
6.625% 1/18/12	7,500,000	8,301,225
Mellon Funding Corp. 7.5% 6/15/05	5,650,000	6,342,583
Merrill Lynch & Co., Inc. 4% 11/15/07	7,475,000	7,551,275
Morgan Stanley 6.6% 4/1/12	5,695,000	6,311,865
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	3,970,000	4,172,847
NiSource Finance Corp.:
7.625% 11/15/05	3,745,000	3,911,495
7.875% 11/15/10	4,360,000	4,791,758
Petronas Capital Ltd. 7% 5/22/12 (c)	12,280,000	13,500,325
Popular North America, Inc. 6.125% 10/15/06	3,235,000	3,500,412
Sprint Capital Corp.:
6.875% 11/15/28	2,040,000	1,642,200
7.125% 1/30/06	1,480,000	1,465,200
TCI Communications Financing III 9.65% 3/31/27	1,500,000	1,380,248
TXU Eastern Funding yankee 6.75% 5/15/09 (a)	785,000	74,575
Verizon Global Funding Corp.:
7.25% 12/1/10	5,500,000	6,250,926
7.375% 9/1/12	2,335,000	2,686,509
Verizon Wireless Capital LLC 5.375% 12/15/06	8,850,000	9,245,471
		225,552,956
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Insurance - 0.3%
MetLife, Inc. 5.375% 12/15/12	$ 800,000	$ 826,404
Principal Life Global Funding I:
5.125% 6/28/07 (c)	3,000,000	3,162,141
6.25% 2/15/12 (c)	1,350,000	1,430,988
		5,419,533
Real Estate - 1.2%
Arden Realty LP 7% 11/15/07	5,000,000	5,432,100
AvalonBay Communities, Inc. 5% 8/1/07	2,315,000	2,330,263
Boston Properties, Inc. 6.25% 1/15/13 (c)	3,000,000	3,046,200
Cabot Industrial Property LP 7.125% 5/1/04	1,430,000	1,486,890
CenterPoint Properties Trust 6.75% 4/1/05	510,000	548,849
Duke Realty LP 7.3% 6/30/03	1,500,000	1,535,541
EOP Operating LP:
6.5% 1/15/04	1,610,000	1,663,112
6.625% 2/15/05	4,500,000	4,770,617
ERP Operating LP 7.1% 6/23/04	1,000,000	1,057,852
Mack-Cali Realty LP 7.75% 2/15/11	2,700,000	3,037,883
ProLogis Trust 6.7% 4/15/04	460,000	479,195
		25,388,502
TOTAL FINANCIALS		303,885,309
INDUSTRIALS - 1.9%
Aerospace & Defense - 0.8%
Lockheed Martin Corp. 8.2% 12/1/09	2,000,000	2,471,616
Raytheon Co.:
5.5% 11/15/12	1,500,000	1,521,546
5.7% 11/1/03	1,800,000	1,835,426
8.2% 3/1/06	9,400,000	10,561,144
		16,389,732
Airlines - 0.0%
Delta Air Lines, Inc. equipment trust certificates 8.54% 1/2/07	317,398	231,812
Industrial Conglomerates - 0.5%
Tyco International Group SA yankee 6.75% 2/15/11	11,000,000	10,395,000

	Principal Amount	Value (Note 1)
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	$ 3,000,000	$ 3,124,890
CSX Corp. 7.95% 5/1/27	4,000,000	4,907,684
Norfolk Southern Corp. 7.25% 2/15/31	2,800,000	3,254,821
		11,287,395
TOTAL INDUSTRIALS		38,303,939
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.2%
Motorola, Inc.:
6.75% 2/1/06	2,000,000	2,070,000
8% 11/1/11	1,685,000	1,743,975
		3,813,975
Computers & Peripherals - 0.3%
Hewlett-Packard Co. 6.5% 7/1/12	4,805,000	5,332,632
TOTAL INFORMATION TECHNOLOGY		9,146,607
MATERIALS - 0.2%
Metals & Mining - 0.1%
Falconbridge Ltd. yankee 7.35% 6/5/12	1,900,000	1,968,153
Paper & Forest Products - 0.1%
Weyerhaeuser Co. 6.75% 3/15/12	1,675,000	1,826,316
TOTAL MATERIALS		3,794,469
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
AT&T Corp.:
6.5% 3/15/13	7,080,000	7,102,139
7.8% 11/15/11	1,915,000	2,093,106
Cable & Wireless Optus Finance Property Ltd. 8.125% 6/15/09 (c)	1,700,000	1,918,049
Citizens Communications Co. 8.5% 5/15/06	7,750,000	8,582,311
France Telecom SA 9.25% 3/1/11	7,700,000	8,903,279
Koninklijke KPN NV yankee 8% 10/1/10	9,500,000	11,125,213
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	965,000	1,021,715
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 7.75% 9/15/10	$ 5,000,000	$ 5,780,075
Telefonos de Mexico SA de CV 8.25% 1/26/06	3,500,000	3,832,500
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09 (a)	2,858,000	64,305
7.7% 7/20/29 (a)	1,066,000	23,985
TELUS Corp. yankee:
7.5% 6/1/07	4,830,000	4,685,100
8% 6/1/11	3,150,000	3,024,000
Verizon New York, Inc. 7.375% 4/1/32	1,570,000	1,815,509
		59,971,286
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	1,500,000	1,545,000
7.875% 3/1/11	4,250,000	4,271,250
8.75% 3/1/31	3,455,000	3,385,900
Cingular Wireless LLC 5.625% 12/15/06	2,000,000	2,102,728
		11,304,878
TOTAL TELECOMMUNICATION SERVICES		71,276,164
UTILITIES - 3.1%
Electric Utilities - 1.8%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (c)	4,300,000	2,752,000
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	1,500,000	1,305,000
7.05% 12/11/07 (c)	3,000,000	2,700,000
Constellation Energy Group, Inc.:
6.125% 9/1/09	330,000	337,448
7% 4/1/12	1,410,000	1,481,920
Detroit Edison Co. 6.125% 10/1/10	2,350,000	2,588,419
Dominion Resources, Inc. 6.25% 6/30/12	2,825,000	2,988,285
Duke Capital Corp. 6.75% 2/15/32	362,000	283,269
FirstEnergy Corp. 6.45% 11/15/11	2,930,000	2,914,890
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	325,000	294,091

	Principal Amount	Value (Note 1)
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07 (c)	$ 1,795,000	$ 1,804,745
5.875% 10/1/12 (c)	1,955,000	1,981,844
Monongahela Power Co. 5% 10/1/06	1,890,000	1,824,908
Oncor Electric Delivery Co. 6.375% 1/15/15 (c)	2,230,000	2,273,485
Public Service Co. of Colorado 7.875% 10/1/12 (c)	2,470,000	2,757,246
Reliant Energy Resources Corp. 8.125% 7/15/05	1,000,000	921,587
TECO Energy, Inc. 7% 5/1/12	9,125,000	7,665,000
TXU Corp. 6.375% 6/15/06	950,000	869,250
		37,743,387
Gas Utilities - 1.2%
Consolidated Natural Gas Co.:
5.375% 11/1/06	2,190,000	2,315,021
6.85% 4/15/11	445,000	496,761
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	1,740,000	1,951,020
7.3% 8/15/33	5,950,000	6,378,787
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	4,370,000	4,738,391
Sempra Energy 7.95% 3/1/10	345,000	393,393
Tennessee Gas Pipeline Co. 6% 12/15/11	6,115,000	5,136,600
Texas Eastern Transmission Corp.:
5.25% 7/15/07	805,000	826,806
7.3% 12/1/10	1,270,000	1,403,497
		23,640,276
Multi-Utilities & Unregulated Power - 0.1%
Williams Companies, Inc.:
7.125% 9/1/11	2,990,000	1,958,450
7.5% 1/15/31	1,105,000	690,625
		2,649,075
TOTAL UTILITIES		64,032,738
TOTAL NONCONVERTIBLE BONDS (Cost $545,082,285)		578,300,416
U.S. Government and Government Agency Obligations - 13.9%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 4.9%
Fannie Mae:
5% 1/15/07	$ 24,907,000	$ 26,998,067
5.125% 2/13/04	4,000,000	4,167,512
5.25% 4/15/07	21,980,000	24,063,396
Freddie Mac:
3.5% 9/15/07	19,750,000	20,161,412
3.75% 4/15/04	10,000	10,297
5.75% 3/15/09	4,300,000	4,828,565
5.75% 1/15/12	7,740,000	8,612,290
5.875% 3/21/11	7,205,000	7,901,659
6.25% 7/15/32	1,001,000	1,133,959
6.75% 3/15/31	1,479,000	1,768,752
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	997,057	1,117,711
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	1,778	1,834
Series 1993-D, 5.23% 5/15/05	4,255	4,470
Series 1994-A, 7.12% 4/15/06	3,831	4,124
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	3,738	4,061
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	1,176	1,181
Private Export Funding Corp. secured:
5.65% 3/15/03	20,250	20,365
6.86% 4/30/04	343,775	360,053
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		101,159,708
U.S. Treasury Obligations - 9.0%
U.S. Treasury Bonds:
6.25% 5/15/30	103,195,000	123,491,393
8% 11/15/21	890,000	1,240,090

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
3.375% 4/30/04	$ 6,000,000	$ 6,162,420
5.75% 11/15/05	7,016,000	7,755,697
6.5% 2/15/10	16,375,000	19,573,234
6.75% 5/15/05	22,100,000	24,638,914
TOTAL U.S. TREASURY OBLIGATIONS		182,861,748
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $273,496,417)		284,021,456
U.S. Government Agency - Mortgage Securities - 40.1%

Fannie Mae - 28.0%
5.5% 8/1/14 to 12/1/14	20,851,130	21,810,469
5.5% 1/1/18 to 1/14/33 (d)	176,327,376	181,135,227
6% 2/1/13 to 1/1/29	25,687,836	26,880,495
6% 1/1/33 (d)	92,018,237	95,181,364
6.5% 2/1/10 to 11/1/32	158,828,185	165,801,089
6.5% 1/1/33 to 1/14/33 (d)	54,467,825	56,731,644
7% 3/1/15 to 6/1/31	8,600,191	9,087,819
7.5% 7/1/07 to 11/1/31	14,091,792	15,005,338
8% 3/1/30	12,421	13,391
8.5% 3/1/25 to 6/1/25	8,765	9,514
TOTAL FANNIE MAE		571,656,350
Freddie Mac - 0.1%
8.5% 3/1/20 to 1/1/28	1,048,494	1,136,362
Government National Mortgage Association - 12.0%
6% 8/15/08 to 8/15/29	13,679,956	14,329,747
6% 1/1/33 (d)	45,925,601	47,805,680
6.5% 10/15/27 to 8/15/32	8,484,146	8,928,918
7% 1/15/28 to 7/15/32	139,609,900	148,062,317
7% 1/1/33 (d)	20,568,244	21,783,056
7.5% 3/15/06 to 10/15/28	3,130,170	3,354,172
8% 2/15/17	66,568	73,074
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		244,336,964
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $800,484,598)		817,129,676
Asset-Backed Securities - 3.1%
	Principal Amount	Value (Note 1)
American Express Credit Account Master Trust 6.1% 12/15/06	$ 1,500,000	$ 1,586,445
Capital One Master Trust 5.45% 3/16/09	4,000,000	4,322,040
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	686,820	707,013
5.07% 2/15/08	4,900,000	5,163,375
Citibank Credit Card Issuance Trust 4.1% 12/7/06	5,000,000	5,204,350
Discover Card Master Trust I 5.75% 12/15/08	7,000,000	7,659,614
Ford Credit Auto Owner Trust:
5.54% 12/15/05	1,400,000	1,463,476
5.71% 9/15/05	755,000	792,626
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	2,852,601	2,907,470
5.09% 10/18/06	1,640,000	1,710,061
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	4,875,000	5,224,629
JCPenney Master Credit Card Trust 5.5% 6/15/07	7,000,000	7,211,610
MBNA Credit Card Master Note Trust:
1.78% 1/15/09 (e)	12,100,000	12,051,836
5.75% 10/15/08	1,800,000	1,967,044
Railcar Trust 7.75% 6/1/04	211,120	220,950
Sears Credit Account Master Trust II:
6.75% 9/16/09	2,255,000	2,497,134
7.5% 11/15/07	1,300,000	1,353,170
TOTAL ASSET-BACKED SECURITIES (Cost $59,189,730)		62,042,843
Commercial Mortgage Securities - 2.5%

Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust sequential pay Series 1999-1 Class A2, 7.439% 8/15/31	5,000,000	5,887,500
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (c)	3,481,298	3,765,785
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	2,075,000	2,336,087
Series 2000-C1 Class A2, 7.545% 4/14/62	1,100,000	1,312,136
Series 1997-C2 Class D, 7.27% 1/17/35	720,000	796,296
Series 1998-C1 Class C, 6.78% 5/17/40	5,000,000	5,552,300
Series 2001-CKN5 Class AX, 1.0973% 9/15/34 (c)(e)(g)	32,280,773	2,462,119

	Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	$ 3,000,000	$ 3,594,768
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	500,000	561,735
Class C1, 7.52% 5/15/06 (c)	500,000	562,214
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (c)	3,470,084	3,640,184
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (e)	245,000	234,894
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	3,745,000	4,476,773
LB-UBS Commercial Mortgage Trust sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	2,180,000	2,642,909
Series 2001-C3 Class A1, 6.058% 6/15/20	5,732,015	6,230,575
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (c)	2,600,000	2,430,188
Class C, 4.13% 11/20/37 (c)	2,600,000	2,320,500
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (c)	2,500,000	2,775,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $47,678,878)		51,582,744
Foreign Government and Government Agency Obligations - 1.8%

British Columbia Province yankee 7% 1/15/03	500,000	500,672
Chilean Republic:
6.875% 4/28/09	2,300,000	2,513,831
7.125% 1/11/12	8,520,000	9,648,900
Malaysian Government 7.5% 7/15/11	1,890,000	2,186,494
Polish Government 6.25% 7/3/12	4,405,000	4,889,550
Quebec Province 7% 1/30/07	1,000,000	1,142,400
United Mexican States:
7.5% 1/14/12	5,000,000	5,362,500
8% 9/24/22	8,000,000	8,280,000
9.875% 2/1/10	2,290,000	2,811,204
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $34,180,530)		37,335,551
Supranational Obligations - 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $1,706,548)	1,725,000	1,808,400
Fixed-Income Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Ultra-Short Central Fund (f) (Cost $145,000,041)	1,455,301	$ 144,380,402
Cash Equivalents - 22.1%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.25%, dated 12/31/02 due 1/2/03) (Cost $450,262,000)	$ 450,293,388	450,262,000
TOTAL INVESTMENT PORTFOLIO - 119.1% (Cost $2,357,081,027)	2,426,863,488
NET OTHER ASSETS - (19.1)%	(389,221,541)
NET ASSETS - 100%	$ 2,037,641,947
Legend
(a) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $80,627,072 or 4.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $3,684,839,811 and $3,201,848,732, respectively, of which long-term U.S. government and government agency obligations aggregated $3,120,829,780 and $2,788,455,929, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $4,500,667. The weighted average interest rate was 1.62%. Interest earned from the interfund lending program amounted to $2,424 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $7,787,760 and repurchase agreements of $450,262,000) (cost $2,357,081,027) - See accompanying schedule		$ 2,426,863,488
Cash		30,470
Receivable for fund shares sold		4,393,803
Interest receivable		16,864,014
Total assets		2,448,151,775

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 400,048,598
Payable for fund shares redeemed	1,516,805
Accrued management fee	722,693
Distribution fees payable	13,931
Other payables and accrued expenses	264,120
Collateral on securities loaned, at value	7,943,681
Total liabilities		410,509,828

Net Assets		$ 2,037,641,947
Net Assets consist of:
Paid in capital		$ 1,857,656,968
Undistributed net investment income		82,446,651
Accumulated undistributed net realized gain (loss) on investments		27,755,867
Net unrealized appreciation (depreciation) on investments		69,782,461
Net Assets		$ 2,037,641,947
Initial Class: Net Asset Value, offering price and redemption price per share ($1,965,036,074 ÷ 143,424,337 shares)		$ 13.70

Service Class: Net Asset Value, offering price and redemption price per share ($975,329 ÷ 71,406 shares)		$ 13.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($71,630,544 ÷ 5,278,254 shares)		$ 13.57

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 91,237,546
Security lending		31,192
Total income		91,268,738

Expenses
Management fee	$ 7,489,189
Transfer agent fees	1,199,140
Distribution fees	114,153
Accounting and security lending fees	379,634
Non-interested trustees' compensation	6,213
Custodian fees and expenses	95,669
Audit	57,320
Legal	6,659
Miscellaneous	110,643
Total expenses before reductions	9,458,620
Expense reductions	(24,339)	9,434,281
Net investment income (loss)		81,834,457
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		32,349,066
Change in net unrealized appreciation (depreciation) on investment securities		59,508,829
Net gain (loss)		91,857,895
Net increase (decrease) in net assets resulting from operations		$ 173,692,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 81,834,457	$ 60,422,321
Net realized gain (loss)	32,349,066	18,264,143
Change in net unrealized appreciation (depreciation)	59,508,829	2,695,000
Net increase (decrease) in net assets resulting from operations	173,692,352	81,381,464
Distributions to shareholders from net investment income	(58,817,521)	(42,039,084)
Share transactions - net increase (decrease)	458,501,562	684,676,925
Total increase (decrease) in net assets	573,376,393	724,019,305

Net Assets
Beginning of period	1,464,265,554	740,246,249
End of period (including undistributed net investment income of $82,446,651 and undistributed net investment income of $59,683,304, respectively)	$ 2,037,641,947	$ 1,464,265,554
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	65,347,675	145,315	7,935,513
Reinvested	4,614,396	357	68,663
Redeemed	(38,454,755)	(83,223)	(4,147,148)
Net increase (decrease)	31,507,316	62,449	3,857,028

Dollars Sold	$ 848,704,131	$ 1,843,036	$ 102,465,637
Reinvested	57,956,815	4,479	856,227
Redeemed	(498,597,688)	(1,048,248)	(53,682,827)
Net increase (decrease)	$ 408,063,258	$ 799,267	$ 49,639,037

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	76,499,188	-	1,835,171
Reinvested	3,464,378	483	3,730
Redeemed	(26,813,346)	-	(435,939)
Net increase (decrease)	53,150,220	483	1,402,962

Dollars Sold	$ 964,627,665	$ -	$ 23,132,398
Reinvested	41,988,258	5,847	44,979
Redeemed	(339,570,756)	-	(5,551,466)
Net increase (decrease)	$ 667,045,167	$ 5,847	$ 17,625,911

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 57,956,815	$ 4,479	$ 856,227

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 41,988,258	$ 5,847	$ 44,979

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 12.59	$ 12.16	$ 12.96	$ 12.56
Income from Investment Operations
Net investment income (loss) C	.610	.685 E	.771	.743	.725
Net realized and unrealized gain (loss)	.680	.335 E	.499	(.873)	.335
Total from investment operations	1.290	1.020	1.270	(.130)	1.060
Distributions from net investment income	(.510)	(.690)	(.840)	(.510)	(.590)
Distributions from net realized gain	-	-	-	(.160)	(.070)
Total distributions	(.510)	(.690)	(.840)	(.670)	(.660)
Net asset value, end of period	$ 13.70	$ 12.92	$ 12.59	$ 12.16	$ 12.96
Total Return A, B	10.34%	8.46%	11.22%	(1.05)%	8.85%
Ratios to Average Net Assets D
Expenses before expense reductions	.54%	.54%	.54%	.54%	.57%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.54%	.57%
Expenses net of all reductions	.53%	.54%	.54%	.54%	.57%
Net investment income (loss)	4.71%	5.47% E	6.50%	6.07%	5.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,965,036	$ 1,445,925	$ 739,911	$ 658,852	$ 674,813
Portfolio turnover rate	192%	278%	154%	87%	239%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.89	$ 12.58	$ 11.80
Income from Investment Operations
Net investment income (loss) E	.591	.674 H	.377
Net realized and unrealized gain (loss)	.679	.326 H	.403
Total from investment operations	1.270	1.000	.780
Distributions from net investment income	(.500)	(.690)	-
Net asset value, end of period	$ 13.66	$ 12.89	$ 12.58
Total Return B, C, D	10.20%	8.30%	6.61%
Ratios to Average Net Assets G
Expenses before expense reductions	.64%	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64%	.64% A
Expenses net of all reductions	.64%	.64%	.64% A
Net investment income (loss)	4.60%	5.37% H	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 975	$ 115	$ 107
Portfolio turnover rate	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 12.54	$ 12.06
Income from Investment Operations
Net investment income (loss) E	.571	.643 H	.686
Net realized and unrealized gain (loss)	.679	.327 H	.634
Total from investment operations	1.250	.970	1.320
Distributions from net investment income	(.500)	(.690)	(.840)
Net asset value, end of period	$ 13.57	$ 12.82	$ 12.54
Total Return B, C, D	10.09%	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.82%	1.75% A
Expenses net of voluntary waivers, if any	.79%	.82%	1.05% A
Expenses net of all reductions	.79%	.82%	1.05% A
Net investment income (loss)	4.45%	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,631	$ 18,225	$ 229
Portfolio turnover rate	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Mid Cap - Initial Class	-9.82%	15.68%
S&P ® MidCap 400	-14.51%	4.82%
Variable Annuity Mid-Cap Funds Average	-24.38%	n/a*
Variable Annuity Mid-Cap Core Funds Average	-17.42%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P MidCap 400 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. For the 12-month period that ended on December 31, 2002, the fund outperformed both the Standard & Poor's MidCap 400 Index, which fell 14.51%, and the variable annuity mid-cap funds average monitored by Lipper Inc., which declined 24.38% for the comparable period.

Q. What enabled you to outpace these performance benchmarks?

A. It was principally the fund's defensive positioning that helped us beat the indexes. In particular, the fund's large overweighting in gold and mining stocks provided the best protection from the continuing weakness of the broader market. With interest rates at such low levels during the year, the opportunity cost of owning gold was extremely low as the dollar was weakening and the price of gold was generally stable or increasing. This environment generally helped drive the earnings and valuations of gold mining stocks higher. I also maintained an underweighted position in technology-related stocks and thus avoided this still-troubled sector, which continued to feel the stresses of excess capacity and uncertain demand. On the down side, overall performance during the year was hurt by the fund's underweighted exposure to bank stocks, which generally did well as a result of falling short-term interest rates and their broadening spread against bank lending rates. Inauspicious stock selection in the health care equipment and services sector also detracted from results.

Q. Did you make any significant changes to this defensive investment strategy during the period?

A. No, there weren't any major overhauls. I generally felt comfortable with the fund's defensive positioning and did little to alter the general structure of the portfolio. There was a lot of turnover in the portfolio, however, which is generally my style. I tend to tinker at the margins and reduce or eliminate positions if accounting problems surface, I lose confidence in management or debt levels creep up too high. Sometimes I just take money off the table if the stock price gets too rich. The point of all this turnover activity is to avoid company-specific blow-ups.

Q. Which stocks gave the fund the biggest lift?

A. Five of the fund's top seven contributors were gold and mining stocks. These included Meridian Gold, Newmont Mining, Harmony Gold Mining, Agnico-Eagle Mines and Kinross Gold. With the exception of Harmony Gold, a U.K.-listed company with mines in South Africa, I tried to isolate political risk by investing mainly in the stocks of North American companies. I also tried to avoid the companies that hedge their limited supplies of gold with derivative instruments, and thus would not benefit as directly from increases in the price of the commodity as those without such derivatives. A number of health care-related names also supported performance based on their revenue growth, dominant market shares and solid returns on capital. Good examples would be Charles River Labs, which supplies laboratory rats for medical research, and Bio Rad Labs, which makes test kits for "Mad Cow Disease." Other investments that worked well were Wendy's, the fast-food chain, which distinguished itself with customer service improvements, and PETsMART, which benefited from consumers' ongoing willingness to spend on the care of their pets.

Q. What were the holdings that didn't do as well?

A. The biggest disappointment came from a single stock, Alpharma, which appeared to be an attractively priced drug maker poised for strong growth. However, the company subsequently had manufacturing problems in its drug business, and its animal health business suffered competitive setbacks. These issues led to much slower earnings growth than I'd expected, and the company's stock price contracted. Another disappointment was TXU, a U.S. utility company whose equity valuation depreciated sharply in response to the poor showing of a business it had established in the U.K.'s competitive utility market.

Q. What's your near-term outlook, Tom?

A. I'm still cautious. The consumer really hasn't backed off from spending in the past dozen years. While I'm not suggesting a doomsday scenario, my concern is that consumers have purchased a lot of new homes and cars during this time, and it's not unreasonable to expect that at some point they might decide to pay off some of that debt and therefore spend a little less. If that happens, then earnings estimates may be a bit too high. There's also a lot of debt elsewhere in the economy - in corporate America and increasingly at the federal government level. So in an environment where revenues may be slowing, that means that the water might not cover all the rocks and some boats might hit the reef. That's why I'm cautious and will continue to patiently invest, keeping an eye open for high-quality companies that can grow in any environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalization

Start date: December 28, 1998

Size: as of December 31, 2002, more than $1.3 billion.

Manager: Thomas Allen, since 2001; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Newmont Mining Corp. Holding Co.	5.8
Meridian Gold, Inc.	4.2
Invitrogen Corp.	2.4
IMS Health, Inc.	1.9
Symbol Technologies, Inc.	1.9
16.2
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Materials	19.2
Health Care	14.9
Energy	13.7
Consumer Discretionary	10.3
Industrials	8.8
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	87.4%
Short-Term Investments and Net Other Assets	12.6%

* Foreign investments	17.5%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 87.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.1%
Gentex Corp. (a)	26,900	$ 851,116
IMPCO Technologies, Inc.	100	469
Superior Industries International, Inc.	26,000	1,075,360
		1,926,945
Automobiles - 0.0%
Monaco Coach Corp. (a)	100	1,655
Distributors - 0.0%
Advanced Marketing Services, Inc.	5,800	85,260
Hotels, Restaurants & Leisure - 2.0%
Outback Steakhouse, Inc.	385,000	13,259,400
P.F. Chang's China Bistro, Inc. (a)	100	3,630
Sonic Corp. (a)	694,750	14,235,428
Starbucks Corp. (a)	100	2,038
		27,500,496
Household Durables - 0.2%
Clayton Homes, Inc.	100	1,218
Garmin Ltd. (a)	87,000	2,549,100
Harman International Industries, Inc.	100	5,950
Lennar Corp.	100	5,160
Mohawk Industries, Inc. (a)	100	5,695
		2,567,123
Internet & Catalog Retail - 0.0%
1-800-FLOWERS.com, Inc. Class A (a)	100	625
eBay, Inc. (a)	1,900	128,858
GSI Commerce, Inc. (a)	100	365
J. Jill Group, Inc. (a)	100	1,398
NetFlix, Inc.	200	2,202
USA Interactive (a)	100	2,292
		135,740
Leisure Equipment & Products - 0.4%
Leapfrog Enterprises, Inc. Class A	100	2,515
Oakley, Inc. (a)	521,200	5,352,724
Polaris Industries, Inc.	100	5,860
		5,361,099
Media - 1.0%
Catalina Marketing Corp. (a)	583,400	10,792,900
E.W. Scripps Co. Class A	100	7,695
EchoStar Communications Corp. Class A (a)	100	2,226
Entercom Communications Corp. Class A (a)	100	4,692
Entravision Communications Corp. Class A (a)	100	998
General Motors Corp. Class H (a)	100	1,070
Getty Images, Inc. (a)	100	3,055
Grupo Televisa SA de CV sponsored ADR (a)	69,700	1,946,721
Pixar (a)	3,500	185,465
Radio One, Inc. Class A (a)	100	1,462

	Shares	Value (Note 1)
Reader's Digest Association, Inc. (non-vtg.)	42,700	$ 644,770
Scholastic Corp. (a)	100	3,595
TiVo, Inc. (a)	100	523
Univision Communications, Inc. Class A (a)	100	2,450
Washington Post Co. Class B	100	73,800
		13,671,422
Multiline Retail - 0.5%
99 Cents Only Stores (a)	258,400	6,940,624
Big Lots, Inc. (a)	100	1,323
Costco Wholesale Corp. (a)	100	2,806
Kohl's Corp. (a)	100	5,595
		6,950,348
Specialty Retail - 4.7%
AC Moore Arts & Crafts, Inc. (a)	359,400	4,567,974
AutoZone, Inc. (a)	157,700	11,141,505
Bed Bath & Beyond, Inc. (a)	100	3,453
Best Buy Co., Inc. (a)	200	4,830
Blockbuster, Inc. Class A	134,000	1,641,500
Carmax, Inc. (a)	806,200	14,414,856
CDW Computer Centers, Inc. (a)	100	4,385
Chico's FAS, Inc. (a)	100	1,891
Christopher & Banks Corp. (a)	22,100	458,575
Claire's Stores, Inc.	123,300	2,721,231
Cost Plus, Inc. (a)	26,900	771,223
Gart Sports Co. (a)	100	1,935
Hot Topic, Inc. (a)	503,500	11,520,080
Michaels Stores, Inc. (a)	3,500	109,550
Movie Gallery, Inc. (a)	192,900	2,507,700
PETsMART, Inc. (a)	355,000	6,081,150
Ross Stores, Inc.	156,300	6,625,557
Staples, Inc. (a)	100	1,830
Talbots, Inc.	100	2,753
Tiffany & Co., Inc.	100	2,391
Too, Inc. (a)	168,100	3,953,712
Weight Watchers International, Inc. (a)	100	4,597
Williams-Sonoma, Inc. (a)	200	5,430
		66,548,108
Textiles Apparel & Luxury Goods - 1.4%
Coach, Inc. (a)	100	3,292
Columbia Sportswear Co. (a)	384,200	17,066,164
DHB Industries, Inc. (a)	100	166
Fossil, Inc. (a)	145,300	2,955,402
Liz Claiborne, Inc.	100	2,965
Quiksilver, Inc. (a)	100	2,666
Vans, Inc. (a)	100	568
		20,031,223
TOTAL CONSUMER DISCRETIONARY		144,779,419
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 3.4%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a)	100	$ 1,430
Grupo Modelo SA de CV Series C	100	245
		1,675
Food & Drug Retailing - 0.0%
United Natural Foods, Inc. (a)	100	2,535
Whole Foods Market, Inc. (a)	3,300	174,009
		176,544
Food Products - 3.4%
Central Garden & Pet Co. Class A (a)	100	1,851
Dean Foods Co. (a)	143,500	5,323,850
Fresh Del Monte Produce, Inc.	291,800	5,517,938
Green Mountain Coffee, Inc. (a)	185,100	2,796,861
Hershey Foods Corp.	383,800	25,883,472
Horizon Organic Holding Corp. (a)	100	1,619
McCormick & Co., Inc. (non-vtg.)	327,500	7,598,000
Riviana Foods, Inc.	24,700	667,419
Sensient Technologies Corp.	100	2,247
		47,793,257
Personal Products - 0.0%
Alberto-Culver Co. Class A	100	4,859
TOTAL CONSUMER STAPLES		47,976,335
ENERGY - 13.7%
Energy Equipment & Services - 7.8%
BJ Services Co. (a)	529,810	17,118,161
Carbo Ceramics, Inc.	120,100	4,047,370
ENSCO International, Inc.	157,110	4,626,890
Global Industries Ltd. (a)	440,200	1,835,634
GlobalSantaFe Corp.	371,750	9,040,960
Grant Prideco, Inc. (a)	136,600	1,590,024
National-Oilwell, Inc. (a)	588,600	12,855,024
Oceaneering International, Inc. (a)	772,900	19,121,546
Pride International, Inc. (a)	519,500	7,740,550
Smith International, Inc. (a)	233,890	7,629,492
Tidewater, Inc.	468,050	14,556,355
Varco International, Inc. (a)	368,748	6,416,207
W-H Energy Services, Inc. (a)	207,100	3,021,589
		109,599,802
Oil & Gas - 5.9%
Apache Corp.	63,000	3,590,370
Devon Energy Corp.	70,800	3,249,720
Forest Oil Corp. (a)	76,500	2,115,225
Hurricane Hydrocarbons Class A (a)	1,819,000	19,065,776
Knightsbridge Tankers Ltd.	18,940	283,532
OAO Gazprom sponsored ADR	100	1,180
Petroleo Brasileiro SA Petrobras sponsored ADR	100	1,494
Pioneer Natural Resources Co. (a)	107,200	2,706,800
Pogo Producing Co.	72,800	2,711,800

	Shares	Value (Note 1)
Stelmar Shipping Ltd. (a)	293,000	$ 4,412,580
Suncor Energy, Inc.	1,545,600	24,280,557
Surgutneftegaz JSC sponsored ADR	586,100	9,318,990
Western Gas Resources, Inc.	75,800	2,793,230
YUKOS Corp. sponsored ADR	52,200	7,294,950
		81,826,204
TOTAL ENERGY		191,426,006
FINANCIALS - 6.1%
Banks - 0.4%
Boston Private Financial Holdings, Inc.	142,900	2,837,994
Commerce Bancorp, Inc., New Jersey	100	4,319
Hancock Holding Co.	150	6,698
Kookmin Bank sponsord ADR	69,400	2,453,290
Marshall & Ilsley Corp.	100	2,738
Wintrust Financial Corp.	100	3,132
		5,308,171
Diversified Financials - 0.6%
Doral Financial Corp.	2,100	60,060
Farmer Mac Class C (non-vtg.) (a)	100	3,064
Investment Technology Group, Inc. (a)	224,100	5,010,876
Investors Financial Services Corp.	100	2,739
Moody's Corp.	100	4,129
Principal Financial Group, Inc.	100	3,013
Student Loan Corp.	100	9,780
Sumitomo Trust & Banking Ltd.	836,000	3,385,670
		8,479,331
Insurance - 2.3%
AFLAC, Inc.	2,800	84,336
Alleghany Corp.	32,136	5,704,140
MBIA, Inc.	100	4,386
Mercury General Corp.	34,500	1,296,510
Old Republic International Corp.	122,000	3,416,000
Progressive Corp.	63,900	3,171,357
Protective Life Corp.	100	2,752
Reinsurance Group of America, Inc.	99,400	2,691,752
RenaissanceRe Holdings Ltd.	42,300	1,675,080
UnumProvident Corp.	100	1,754
W.R. Berkley Corp.	350,450	13,881,325
Zenith National Insurance Corp.	300	7,056
		31,936,448
Real Estate - 2.8%
Equity Residential (SBI)	100	2,458
Pan Pacific Retail Properties, Inc.	200,000	7,306,000
ProLogis Trust	298,200	7,499,730
Regency Centers Corp.	134,400	4,354,560
Simon Property Group, Inc.	595,700	20,295,499
		39,458,247
TOTAL FINANCIALS		85,182,197
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 14.9%
Biotechnology - 5.6%
Affymetrix, Inc. (a)	100	$ 2,289
Biogen, Inc. (a)	100	4,006
BioSource International, Inc. (a)	100	599
Caliper Technologies Corp. (a)	100	300
Charles River Labs International, Inc. (a)	514,600	19,801,808
Digene Corp. (a)	100	1,146
Enzon Pharmaceuticals, Inc. (a)	100	1,672
Genentech, Inc. (a)	100	3,316
Gilead Sciences, Inc. (a)	100	3,400
Harvard Bioscience, Inc. (a)(c)	1,785,100	5,887,260
IDEC Pharmaceuticals Corp. (a)	200	6,634
IDEXX Laboratories, Inc. (a)	202,900	6,665,265
Invitrogen Corp. (a)	1,072,900	33,571,041
MedImmune, Inc. (a)	100	2,717
QIAGEN NV (a)	1,022,600	5,307,294
Techne Corp. (a)	122,900	3,511,007
United Therapeutics Corp. (a)	170,300	2,844,010
		77,613,764
Health Care Equipment & Supplies - 2.3%
Advanced Neuromodulation Systems, Inc. (a)	100	3,510
Amersham PLC	321,300	2,877,757
Apogent Technologies, Inc. (a)	100	2,080
Becton, Dickinson & Co.	100	3,069
Biacore International AB sponsored ADR (a)	100	2,240
Biosite, Inc. (a)	100	3,402
Bruker AXS, Inc.	100	181
Bruker Daltonics, Inc. (a)	100	486
Closure Medical Corp. (a)	100	1,048
CTI Molecular Imaging, Inc.	100	2,466
Cyberonics, Inc. (a)	100	1,840
DENTSPLY International, Inc.	100	3,720
Edwards Lifesciences Corp. (a)	266,400	6,785,208
Guidant Corp. (a)	3,800	117,230
HealthTronics Surgical Services, Inc. (a)	100	801
ICU Medical, Inc. (a)	100	3,730
Molecular Devices Corp. (a)	100	1,647
Nutraceutical International Corp. (a)	100	1,144
St. Jude Medical, Inc. (a)	190,300	7,558,716
Therasense, Inc. (a)	100	835
TriPath Imaging, Inc. (a)	100	268
Varian Medical Systems, Inc. (a)	297,400	14,751,040
Wilson Greatbatch Technologies, Inc. (a)	100	2,920
		32,125,338
Health Care Providers & Services - 6.2%
Accredo Health, Inc. (a)	336,450	11,859,863
AdvancePCS Class A (a)	781,800	17,363,778
AmSurg Corp. (a)	59,100	1,207,413
Caremark Rx, Inc. (a)	100	1,625
Cerner Corp. (a)	376,600	11,772,516

	Shares	Value (Note 1)
Coventry Health Care, Inc. (a)	411,400	$ 11,942,942
Eclipsys Corp. (a)	100	535
Express Scripts, Inc. (a)	100	4,804
First Health Group Corp. (a)	9,800	238,630
IMS Health, Inc.	1,652,700	26,443,200
Laboratory Corp. of America Holdings (a)	100	2,324
McKesson Corp.	3,500	94,605
MIM Corp. (a)	100	580
Omnicare, Inc.	203,400	4,847,022
Oxford Health Plans, Inc. (a)	100	3,645
Patterson Dental Co. (a)	100	4,374
Pharmaceutical Product Development, Inc. (a)	100	2,927
Priority Healthcare Corp. Class B (a)	200	4,640
Quest Diagnostics, Inc. (a)	100	5,690
ResCare, Inc. (a)	440,500	1,598,575
WebMD Corp. (a)	100	855
		87,400,543
Pharmaceuticals - 0.8%
Alpharma, Inc. Class A	100	1,191
Forest Laboratories, Inc. (a)	100	9,822
ICN Pharmaceuticals, Inc.	95,700	1,044,087
Mylan Laboratories, Inc.	81,600	2,847,840
Perrigo Co. (a)	14,200	172,530
Pharmaceutical Resources, Inc. (a)	7,700	229,460
Scios, Inc. (a)	100	3,258
SICOR, Inc. (a)	392,700	6,224,295
Watson Pharmaceuticals, Inc. (a)	5,200	147,004
		10,679,487
TOTAL HEALTH CARE		207,819,132
INDUSTRIALS - 8.8%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc. (a)	178,250	11,113,888
DRS Technologies, Inc. (a)	204,900	6,419,517
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	100	1,590
Engineered Support Systems, Inc.	150	5,499
Herley Industries, Inc. (a)	93,300	1,624,166
L-3 Communications Holdings, Inc. (a)	292,100	13,118,211
Veridian Corp.	155,300	3,314,102
		35,596,973
Air Freight & Logistics - 0.0%
C.H. Robinson Worldwide, Inc.	3,250	101,400
Expeditors International of Washington, Inc.	4,400	143,660
FedEx Corp.	100	5,422
UTI Worldwide, Inc.	100	2,625
		253,107
Commercial Services & Supplies - 4.5%
Apollo Group, Inc. Class A (a)	100	4,400
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Avery Dennison Corp.	100	$ 6,108
Bright Horizons Family Solutions, Inc. (a)	525,200	14,768,624
Career Education Corp. (a)	100	4,000
CheckFree Corp. (a)	100	1,600
ChoicePoint, Inc. (a)	579,900	22,900,251
Cintas Corp.	100	4,575
Concord EFS, Inc. (a)	799,800	12,588,852
Corinthian Colleges, Inc. (a)	100	3,786
DeVry, Inc. (a)	3,900	64,779
DST Systems, Inc. (a)	100	3,555
Education Management Corp. (a)	69,800	2,624,480
H&R Block, Inc.	3,300	132,660
Headwaters, Inc. (a)	100	1,551
Herman Miller, Inc.	100	1,840
HON Industries, Inc.	100	2,828
infoUSA, Inc. (a)	100	497
Ionics, Inc. (a)	100	2,280
Paychex, Inc.	100	2,790
Pittston Co. - Brinks Group	291,600	5,388,768
Princeton Review, Inc. (a)	100	495
Tetra Tech, Inc. (a)	315,900	3,853,980
		62,362,699
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	55,200	1,965,120
Electrical Equipment - 0.3%
AstroPower, Inc. (a)	150,550	1,202,895
REPower Systems AG	127,100	3,157,245
		4,360,140
Industrial Conglomerates - 0.0%
Teleflex, Inc.	100	4,289
Machinery - 1.4%
AGCO Corp. (a)	144,800	3,200,080
CUNO, Inc. (a)	86,000	2,848,320
Dionex Corp. (a)	100	2,971
Graco, Inc.	445,800	12,772,170
Pentair, Inc.	100	3,455
		18,826,996
Trading Companies & Distributors - 0.0%
Fastenal Co.	200	7,478
TOTAL INDUSTRIALS		123,376,802
INFORMATION TECHNOLOGY - 7.5%
Communications Equipment - 0.0%
3Com Corp. (a)	100	463
Avocent Corp. (a)	100	2,222
Black Box Corp.	100	4,480
Emulex Corp. (a)	100	1,855
Harris Corp.	100	2,630
Loral Space & Communications Ltd. (a)	678,100	291,583

	Shares	Value (Note 1)
Netscreen Technologies, Inc.	200	$ 3,368
Polycom, Inc. (a)	200	1,904
Scientific-Atlanta, Inc.	5,100	60,486
UTStarcom, Inc. (a)	100	1,983
		370,974
Computers & Peripherals - 0.4%
Drexler Technology Corp. (a)	458,100	5,772,060
Electronic Equipment & Instruments - 4.6%
Anritsu Corp.	633,000	2,419,652
Flir Systems, Inc. (a)	100	4,880
Mettler-Toledo International, Inc. (a)	87,400	2,802,044
Millipore Corp.	37,000	1,258,000
Nam Tai Electronics, Inc.	80,200	1,960,890
Symbol Technologies, Inc.	3,170,600	26,062,332
Teledyne Technologies, Inc. (a)	229,100	3,592,288
Waters Corp. (a)	1,184,620	25,801,024
		63,901,110
Internet Software & Services - 0.5%
Ariba, Inc. (a)	100	248
AsiaInfo Holdings, Inc. (a)	100	634
Autobytel, Inc. (a)	100	280
CNET Networks, Inc. (a)	100	271
Digital Impact, Inc. (a)	100	190
FreeMarkets, Inc. (a)	100	644
Overture Services, Inc. (a)	225,700	6,163,867
PEC Solutions, Inc. (a)	100	2,990
Retek, Inc. (a)	92,800	252,416
Yahoo!, Inc. (a)	100	1,635
		6,423,175
IT Consulting & Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	100	5,265
CACI International, Inc. Class A (a)	300	10,692
Cognizant Technology Solutions Corp. Class A (a)	100	7,223
Manhattan Associates, Inc. (a)	188,000	4,448,080
SRA International, Inc. Class A	100	2,709
SunGard Data Systems, Inc. (a)	100	2,356
		4,476,325
Office Electronics - 0.0%
Zebra Technologies Corp. Class A (a)	100	5,730
Semiconductor Equipment & Products - 0.0%
Broadcom Corp. Class A (a)	100	1,506
International Rectifier Corp. (a)	100	1,846
KLA-Tencor Corp. (a)	100	3,537
LAM Research Corp. (a)	100	1,080
Micrel, Inc. (a)	100	898
Microchip Technology, Inc.	100	2,445
Novellus Systems, Inc. (a)	100	2,808
NVIDIA Corp. (a)	5,000	57,550
Omnivision Technologies, Inc. (a)	100	1,357
QLogic Corp. (a)	81	2,795
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
RF Micro Devices, Inc. (a)	100	$ 733
Standard Microsystems Corp. (a)	100	1,947
		78,502
Software - 1.7%
Activision, Inc. (a)	127,500	1,860,225
Adobe Systems, Inc.	100	2,480
Ansys, Inc. (a)	100	2,020
Borland Software Corp. (a)	100	1,230
Business Objects SA sponsored ADR (a)	100	1,500
Check Point Software Technologies Ltd. (a)	100	1,297
Cognos, Inc. (a)	100	2,353
Dassault Systemes SA sponsored ADR	100	2,150
Digimarc Corp. (a)	100	1,134
Electronic Arts, Inc. (a)	200	9,954
Kronos, Inc. (a)	100	3,699
Legato Systems, Inc. (a)	7,000	35,210
Magma Design Automation, Inc. (a)	100	958
Mercury Interactive Corp. (a)	100	2,965
National Instruments Corp. (a)	100	3,249
Network Associates, Inc. (a)	100	1,609
PeopleSoft, Inc. (a)	100	1,830
Renaissance Learning, Inc. (a)	627,400	11,857,860
Symantec Corp. (a)	174,900	7,085,199
Synopsys, Inc. (a)	100	4,615
Trend Micro, Inc. sponsored ADR (a)	100	1,650
Tripos, Inc. (a)	100	733
Vastera, Inc. (a)	610,800	3,451,631
		24,335,551
TOTAL INFORMATION TECHNOLOGY		105,363,427
MATERIALS - 19.2%
Chemicals - 0.7%
Ecolab, Inc.	89,500	4,430,250
International Flavors & Fragrances, Inc.	154,800	5,433,480
Potash Corp. of Saskatchewan	100	6,341
Praxair, Inc.	100	5,777
Sigma Aldrich Corp.	100	4,870
		9,880,718
Construction Materials - 0.0%
James Hardie Industries NV	100	383
Containers & Packaging - 0.2%
Packaging Corp. of America (a)	137,100	2,500,704
Metals & Mining - 18.3%
Agnico-Eagle Mines Ltd.	1,119,130	16,605,802
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a)	23,350	117,918
Apex Silver Mines Ltd. (a)	100	1,480
AUR Resources, Inc. (a)	1,858,900	4,386,262

	Shares	Value (Note 1)
Barrick Gold Corp.	100	$ 1,549
Companhia Vale do Rio Doce sponsored ADR	100	2,891
Compania de Minas Buenaventura SA sponsored ADR	290,400	7,663,656
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	884,300	14,838,554
Goldcorp, Inc.	50,000	637,919
Harmony Gold Mining Co. Ltd.	1,146,300	19,661,175
Kinross Gold Corp. (a)	9,791,000	24,099,199
Meridian Gold, Inc. (a)	3,326,500	58,689,251
Newmont Mining Corp. Holding Co.	2,814,180	81,695,639
Nucor Corp.	199,300	8,231,090
Outokumpu Oyj (A Shares)	90,200	786,018
Placer Dome, Inc.	100	1,136
Sons of Gwalia Ltd. ADR	100	721
Steel Dynamics, Inc. (a)	526,200	6,330,186
Teck Cominco Ltd. Class B (sub. vtg.)	1,550,900	11,442,117
Xstrata PLC (a)	43,300	452,690
		255,645,253
Paper & Forest Products - 0.0%
Aracruz Celulose SA sponsored ADR	100	1,856
TOTAL MATERIALS		268,028,914
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
America Movil SA de CV sponsored ADR	100	1,436
UTILITIES - 3.5%
Electric Utilities - 0.0%
Ameren Corp.	100	4,157
Cinergy Corp.	100	3,372
		7,529
Gas Utilities - 1.5%
KeySpan Corp.	498,700	17,574,188
NiSource, Inc.	170,100	3,402,000
Southwestern Energy Co. (a)	100	1,145
		20,977,333
Multi-Utilities & Unregulated Power - 2.0%
Energy East Corp.	100	2,209
Equitable Resources, Inc.	92,600	3,244,704
Questar Corp.	5,600	155,792
SCANA Corp.	797,400	24,687,504
		28,090,209
TOTAL UTILITIES		49,075,071
TOTAL COMMON STOCKS (Cost $1,185,408,547)		1,223,028,739
U.S. Treasury Obligations - 0.0%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (d) (Cost $24,990)	$ 25,000	$ 24,995
Money Market Funds - 15.7%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	178,456,397	178,456,397
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	41,283,140	41,283,140
TOTAL MONEY MARKET FUNDS (Cost $219,739,537)		219,739,537
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $1,405,173,074)		1,442,793,271
NET OTHER ASSETS - (3.1)%		(44,039,273)
NET ASSETS - 100%		$ 1,398,753,998
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
1 MidCap 400 Index Contracts	March 2003	$ 214,950	$ (4,181)

The face value of futures purchased as a percentage of net assets - 0.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $24,995.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,963,278,151 and $1,580,148,744, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $181,725 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.5%
Canada	11.3
South Africa	1.4
Russia	1.2
Others (individually less than 1%)	3.6
100.0%

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Harvard Bioscience, Inc.	$ -	$ -	$ -	$ 5,887,260
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $158,631,000 of which $15,428,000, $42,786,000 and $100,417,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $39,528,292) (cost $1,405,173,074) - See accompanying schedule		$ 1,442,793,271
Receivable for investments sold		2,282,525
Receivable for fund shares sold		1,243,619
Dividends receivable		665,754
Interest receivable		201,175
Receivable for daily variation on futures contracts		1,275
Other receivables		540,670
Total assets		1,447,728,289

Liabilities
Payable for investments purchased	$ 5,292,973
Payable for fund shares redeemed	1,123,561
Accrued management fee	673,184
Distribution fees payable	136,347
Other payables and accrued expenses	465,086
Collateral on securities loaned, at value	41,283,140
Total liabilities		48,974,291

Net Assets		$ 1,398,753,998
Net Assets consist of:
Paid in capital		$ 1,517,162,460
Undistributed net investment income		4,928,520
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(160,954,349)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,617,367
Net Assets		$ 1,398,753,998

Initial Class: Net Asset Value, offering price and redemption price per share ($499,556,736 ÷ 28,531,105 shares)		$ 17.51

Service Class: Net Asset Value, offering price and redemption price per share ($378,264,499 ÷ 21,661,898 shares)		$ 17.46

Service Class 2: Net Asset Value, offering price and redemption price per share ($520,932,763 ÷ 29,954,649 shares)		$ 17.39

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 11,811,278
Interest		2,670,073
Security lending		381,083
Total income		14,862,434

Expenses
Management fee	$ 7,628,488
Transfer agent fees	925,670
Distribution fees	1,279,645
Accounting and security lending fees	320,127
Non-interested trustees' compensation	4,613
Custodian fees and expenses	97,710
Audit	25,012
Legal	12,203
Miscellaneous	162,679
Total expenses before reductions	10,456,147
Expense reductions	(960,988)	9,495,159
Net investment income (loss)		5,367,275
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(99,982,065)
Foreign currency transactions	(54,607)
Futures contracts	(55,461)
Total net realized gain (loss)		(100,092,133)
Change in net unrealized appreciation (depreciation) on: Investment securities	(54,348,290)
Assets and liabilities in foreign currencies	1,752
Futures contracts	(4,181)
Total change in net unrealized appreciation (depreciation)		(54,350,719)
Net gain (loss)		(154,442,852)
Net increase (decrease) in net assets resulting from operations		$ (149,075,577)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,367,275	$ 9,952,192
Net realized gain (loss)	(100,092,133)	(21,695,188)
Change in net unrealized appreciation (depreciation)	(54,350,719)	(14,911,862)
Net increase (decrease) in net assets resulting from operations	(149,075,577)	(26,654,858)
Distributions to shareholders from net investment income	(10,315,464)	-
Share transactions - net increase (decrease)	406,189,773	233,603,651
Total increase (decrease) in net assets	246,798,732	206,948,793

Net Assets
Beginning of period	1,151,955,266	945,006,473
End of period (including undistributed net investment income of $4,928,520 and undistributed net investment income of $9,876,712, respectively)	$ 1,398,753,998	$ 1,151,955,266
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	7,049,981	6,655,084	22,666,360
Reinvested	277,413	161,340	101,720
Redeemed	(8,136,461)	(3,917,197)	(3,604,685)
Net increase (decrease)	(809,067)	2,899,227	19,163,395

Dollars Sold	$ 134,875,925	$ 125,174,947	$ 416,253,061
Reinvested	5,301,369	3,078,362	1,935,732
Redeemed	(145,105,795)	(70,148,866)	(65,174,962)
Net increase (decrease)	$ (4,928,501)	$ 58,104,443	$ 353,013,831

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	9,676,112	9,095,820	8,986,545
Reinvested	-	-	-
Redeemed	(9,413,601)	(4,323,424)	(1,810,628)
Net increase (decrease)	262,511	4,772,396	7,175,917

Dollars Sold	$ 182,558,139	$ 170,632,678	$ 167,539,684
Reinvested	-	-	-
Redeemed	(173,494,579)	(80,200,595)	(33,431,676)
Net increase (decrease)	$ 9,063,560	$ 90,432,083	$ 134,108,008

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,301,369	$ 3,078,362	$ 1,935,733
From net realized gain	-	-	-
Total	$ 5,301,369	$ 3,078,362	$ 1,935,733

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ -	$ -	$ -
From net realized gain	-	-	-
Total	$ -	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.20	.19	-	-
Net realized and unrealized gain (loss)	(2.00)	(.86)	4.95	5.05	.31
Total from investment operations	(1.91)	(.66)	5.14	5.05	.31
Distributions from net investment income	(.18)	-	(.08)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.18)	-	(.13)	(.11)	-
Net asset value, end of period	$ 17.51	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B, C, D	(9.82)%	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.70%	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.70%	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.63%	.62%	.69%	.97%	1.00% A
Net investment income (loss)	.51%	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 499,557	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	135%	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.18	.17	(.01)	-
Net realized and unrealized gain (loss)	(2.00)	(.86)	4.93	5.05	.31
Total from investment operations	(1.92)	(.68)	5.10	5.04	.31
Distributions from net investment income	(.16)	-	(.07)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.16)	-	(.12)	(.11)	-
Net asset value, end of period	$ 17.46	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B, C, D	(9.90)%	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.80%	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.80%	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.73%	.72%	.79%	1.07%	1.10%A
Net investment income (loss)	.41%	.96%	.92%	(.09) %	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,264	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	135%	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.49	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income (loss) E	.05	.15	.14
Net realized and unrealized gain (loss)	(1.99)	(.86)	5.35
Total from investment operations	(1.94)	(.71)	5.49
Distributions from net investment income	(.16)	-	(.06)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.16)	-	(.11)
Net asset value, end of period	$ 17.39	$ 19.49	$ 20.20
Total Return B, C, D	(10.02)%	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.94%	.99% A
Expenses net of voluntary waivers, if any	.95%	.94%	.99% A
Expenses net of all reductions	.88%	.88%	.94% A
Net investment income (loss)	.25%	.81%	.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 520,933	$ 210,356	$ 73,039
Portfolio turnover rate	135%	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio - Initial Class

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Initial Class	1.69%	4.55%	4.70%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	12/31/02	10/1/02	7/2/02	4/2/02	1/1/02
Fidelity VIP: Money Market - Initial Class	1.28%	1.61%	1.69%	1.83%	2.06%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year.

Comparing Performance

The U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. A money market fund returns to its shareholders income earned by the fund's investments after expenses.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Duby, Portfolio Manager of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2002?

A. For most of 2002, the Federal Reserve Board left the rate banks charge each other for overnight loans - known as the fed funds target rate - unchanged at 1.75%. During this time, however, the Fed's perception of the strength of the economy wavered back and forth. At times, the Fed felt that the economy was too weak and leaned toward lowering rates. At others, the Fed maintained a neutral stance. While the target rate remained unchanged until November, changes in the Fed's stance and the market's interpretation of economic data caused money market yields to undulate. In early 2002, many market participants expected the economy to rebound enough to encourage the Fed to reverse course and raise rates, which caused longer-term money market yields to increase relative to shorter-term rates. However, generally positive economic data in the first quarter of 2002 turned mixed during early April and May. This development caused a change in sentiment, with most market observers pushing their anticipation of Fed action further into the future. In response, long-term money market rates fell to essentially the same level as short-term yields. In August, the Fed revised its stance yet again, indicating fears of economic weakness. As a result, long-term money market rates fell lower than those on the short end, as the market began to factor in additional Fed cuts.

Q. What happened in November?

A. The Fed confirmed the market's expectations on November 6, when it cut the target rate to a new 40-year low of 1.25%. While the manufacturing sector generally has been on the mend since late 2001, weak business spending and increased unemployment hindered a full-fledged economic recovery, as did corporate governance scandals that eroded investor confidence in the financial markets. The amount of commercial paper outstanding fell dramatically during the period as a consequence, further exacerbated by the reduced corporate funding requirements associated with a slow business environment. Diminished supply of commercial paper combined with the large volume of money market fund inflows kept downward pressure on money market rates.

Q. What was your strategy with the fund?

A. The fund's investment strategy shifted during the period as a result of market developments. In the first half of 2002, I lengthened the average maturity of the portfolio because longer maturities offered more attractive risk/reward tradeoffs at a time when Fed action appeared increasingly unlikely. Mid-year, I invested in shorter-maturity securities, because long-term securities offered little to no yield advantage over shorter alternatives. More recently, as the prospects for additional rate cuts by the Fed became more likely, I increased the average maturity of the portfolio to lock in higher rates prior to any Fed action. Credit-quality concerns also dominated my strategy throughout the period, and so I used government agency discount notes during most of the period as the primary vehicle for adjusting maturities. As the year progressed, however, I increased the fund's allocation to commercial paper as corporate issuers with stronger financial profiles began to emerge.

Q. What's your outlook, Bob?

A. Market sentiment currently is quite similar to the start of 2002. Most market participants feel that the Fed has concluded its easing program and will look to hike rates sometime during the second half of 2003. Recent economic news has been mixed, making the possibility of any Fed tightening action during the first half of 2003 unlikely. While economic indicators such as third-quarter gross domestic product growth and the housing sector have been strong, consumer confidence and manufacturing figures have slumped. Given this information - as well as the prospects of war with Iraq and the short-term effects war will have on the economy and consumer confidence - there might be cause for the Fed to lower rates yet again. However, as the economy weathers these storms and the effects of the recent rate cuts become evident, the chance of a rate cut occurring beyond the next few months is very remote.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term instruments

Start date: April 1, 1982

Size: as of December 31, 2002, more than
$2.7 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Certificates of Deposit - 37.1%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 2.7%
Chase Manhattan Bank USA NA
2/7/03	1.63%	$ 40,000,000	$ 40,000,000
Citibank NA, New York
2/20/03	1.34	25,000,000	25,000,000
World Savings Bank FSB
3/6/03	1.35	10,000,000	9,999,287
			74,999,287
London Branch, Eurodollar, Foreign Banks - 22.2%
Alliance & Leicester PLC
2/28/03	1.36	5,000,000	5,002,561
Barclays Bank PLC
1/14/03	1.35	10,000,000	10,000,000
1/14/03	1.71	10,000,000	10,000,000
1/21/03	1.35	15,000,000	15,000,000
2/12/03	1.34	40,000,000	40,000,000
5/19/03	1.35	5,000,000	5,000,000
6/10/03	1.33	15,000,000	15,000,000
BNP Paribas SA
2/25/03	1.35	15,000,000	15,000,000
3/18/03	1.75	5,000,000	5,000,000
4/22/03	1.35	25,000,000	25,000,000
Deutsche Bank AG
2/12/03	1.34	35,000,000	35,000,000
Dresdner Bank AG
2/3/03	1.63	25,000,000	25,000,000
2/12/03	1.33	35,000,000	35,000,000
2/18/03	1.34	10,000,000	10,000,000
HBOS Treasury Services PLC
2/18/03	1.34	25,000,000	25,000,000
2/21/03	1.80	5,000,000	5,000,000
3/5/03	1.38	10,000,000	10,000,000
3/25/03	1.80	45,000,000	45,000,000
ING Bank NV
1/21/03	1.80	5,000,000	5,000,000
2/12/03	1.35	35,000,000	35,000,000
2/24/03	1.36	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
2/18/03	1.34	5,000,000	4,999,933
3/18/03	1.77	5,000,000	5,000,052
4/22/03	1.77	5,000,000	5,000,076
4/22/03	1.79	25,000,000	25,000,000
Landesbank Hessen-Thuringen
5/30/03	1.38	15,000,000	15,000,000
Lloyds TSB Bank PLC
6/10/03	1.32	25,000,000	25,000,000
National Australia Bank Ltd.
6/18/03	1.37	27,000,000	27,120,801
Nordea Bank Finland PLC
3/18/03	1.77	10,000,000	10,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Northern Rock PLC
2/7/03	1.55%	$ 5,000,000	$ 5,000,000
Societe Generale
2/12/03	1.40	26,500,000	26,497,969
Svenska Handelsbanken AB
1/27/03	1.36	50,000,000	49,999,989
3/14/03	1.75	5,000,000	5,000,093
WestLB AG
1/17/03	1.76	10,000,000	10,000,000
2/12/03	1.36	15,000,000	15,000,000
6/10/03	1.36	5,000,000	5,000,000
			613,621,474
New York Branch, Yankee Dollar, Foreign Banks - 12.2%
Abbey National Treasury Services PLC
1/3/03	1.35 (b)	25,000,000	24,996,207
1/10/03	1.34 (b)	10,000,000	9,998,373
Bank of Montreal, Quebec
5/19/03	1.38	10,000,000	10,000,000
BNP Paribas SA
9/19/03	1.43	25,000,000	25,000,000
Credit Agricole Indosuez
1/2/03	1.70 (b)	10,000,000	9,998,498
Credit Suisse First Boston Bank
2/18/03	1.35	75,000,000	75,000,498
Deutsche Bank AG
1/22/03	1.32 (b)	10,000,000	9,998,644
5/13/03	1.35	15,000,000	15,000,000
Dexia Bank SA
1/22/03	1.33 (b)	5,000,000	4,999,435
1/27/03	1.33 (b)	10,000,000	9,998,386
Landesbank Baden-Wuerttemberg
1/31/03	1.35	25,000,000	25,000,000
1/31/03	1.62	15,000,000	15,000,062
Lloyds TSB Bank PLC
1/2/03	1.34 (b)	5,000,000	4,999,258
Royal Bank of Canada
1/22/03	1.32 (b)	15,000,000	14,997,941
1/31/03	1.32 (b)	25,000,000	24,996,312
Societe Generale
1/21/03	1.34 (b)	15,000,000	14,998,701
1/27/03	1.34 (b)	25,000,000	24,996,051
Svenska Handelsbanken AB
1/2/03	1.35 (b)	10,000,000	9,997,256
Toronto-Dominion Bank
1/22/03	1.32 (b)	5,000,000	4,999,322
			334,974,944
TOTAL CERTIFICATES OF DEPOSIT			1,023,595,705
Commercial Paper - 33.2%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Aegon Funding Corp.
3/27/03	1.36%	$ 20,000,000	$ 19,936,250
Alliance & Leicester PLC
3/5/03	1.54	10,000,000	9,973,225
3/7/03	1.54	15,000,000	14,958,563
3/18/03	1.77	5,000,000	4,981,422
Aspen Funding Corp.
2/3/03	1.66	5,000,000	4,992,438
AT&T Corp.
2/4/03	2.31	15,000,000	14,967,417
Bear Stearns Companies, Inc.
2/18/03	1.35	69,078,000	68,953,660
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/13/03	1.73	15,000,000	14,991,400
1/14/03	1.74	25,000,000	24,984,382
1/14/03	1.82	5,000,000	4,996,732
1/17/03	1.80	25,000,000	24,980,111
2/6/03	1.33	30,000,000	29,960,100
2/18/03	1.35	5,000,000	4,991,000
Citicorp
1/10/03	1.75	5,000,000	4,997,825
1/29/03	1.79	50,000,000	49,930,778
Corporate Receivables Corp.
2/6/03	1.64	5,000,000	4,991,850
CXC, Inc.
1/31/03	1.65	5,000,000	4,993,167
DaimlerChrysler North America Holding Corp.
2/10/03	1.93	3,000,000	2,993,600
2/11/03	1.93	5,000,000	4,989,067
2/19/03	1.97	5,000,000	4,986,661
3/17/03	1.98	5,000,000	4,979,479
3/18/03	1.97	10,000,000	9,958,622
Edison Asset Securitization LLC
1/14/03	1.73	55,000,000	54,965,839
2/25/03	1.61	10,000,000	9,975,556
4/23/03	1.80	11,040,000	10,978,863
6/3/03	1.35	10,000,000	9,943,050
Falcon Asset Securitization Corp.
1/16/03	1.40	30,687,000	30,669,099
1/22/03	1.40	20,000,000	19,983,667
1/29/03	1.38	15,000,000	14,983,900
Ford Motor Credit Co.
2/20/03	1.95	5,000,000	4,986,528
3/3/03	1.99	5,000,000	4,983,225
3/12/03	1.98	5,000,000	4,980,847
3/17/03	1.97	10,000,000	9,959,167
GE Capital International Funding, Inc.
3/11/03	1.79	10,000,000	9,966,075
4/24/03	1.35	5,000,000	4,978,969
General Electric Capital Corp.
2/13/03	1.77	45,000,000	44,905,400

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
5/7/03	1.37%	$ 15,000,000	$ 14,928,600
General Electric Capital Services, Inc.
5/6/03	1.37	5,000,000	4,976,389
6/4/03	1.37	5,000,000	4,970,911
Household Finance Corp.
1/29/03	1.59	5,000,000	4,993,817
1/30/03	1.59	5,000,000	4,993,596
2/4/03	1.60	5,000,000	4,992,444
2/13/03	1.51	5,000,000	4,991,042
2/19/03	1.58	5,000,000	4,989,315
2/26/03	1.63	5,000,000	4,987,400
3/18/03	1.63	5,000,000	4,982,900
Lloyds TSB Bank PLC
5/5/03	1.35	30,000,000	29,861,533
Montauk Funding Corp.
1/27/03	1.39 (b)	50,000,000	50,000,000
Morgan Stanley
1/2/03	1.39 (b)	30,000,000	30,000,000
Morgan Stanley Dean Witter Australia Finance Ltd.
3/10/03	1.79	10,000,000	9,966,567
New Center Asset Trust
6/3/03	1.36	10,000,000	9,942,625
Newcastle (Discover Card Master Trust)
2/6/03	1.56	5,000,000	4,992,250
2/12/03	1.36	5,000,000	4,992,067
Paradigm Funding LLC
2/4/03	1.37	20,000,000	19,974,122
2/14/03	1.37	25,000,000	24,958,139
Park Avenue Receivables Corp.
1/23/03	1.36	25,000,000	24,979,222
Preferred Receivables Funding Corp.
1/13/03	1.40	5,000,000	4,997,667
1/21/03	1.40	4,426,000	4,422,558
1/28/03	1.36	25,000,000	24,974,500
Sheffield Receivables Corp.
1/21/03	1.40	20,000,000	19,984,444
The Walt Disney Co.
1/28/03	2.01	5,000,000	4,992,500
Windmill Funding Corp.
1/23/03	1.40	10,000,000	9,991,444
3/26/03	1.80	5,000,000	4,979,175
TOTAL COMMERCIAL PAPER			916,563,161
Federal Agencies - 2.7%

Fannie Mae - 2.7%
Discount Notes - 2.7%
5/2/03	1.31	50,000,000	49,781,528
7/25/03	1.33	25,000,000	24,812,083
			74,593,611
Bank Notes - 3.3%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
National City Bank, Indiana
1/13/03	1.36% (b)	$ 15,000,000	$ 14,998,500
2/5/03	1.55	50,000,000	50,000,000
U.S. Bank NA, Cincinnati
1/27/03	1.35 (b)	25,000,000	24,996,431
TOTAL BANK NOTES			89,994,931
Master Notes - 2.4%

General Motors Acceptance Corp. Mortgage Credit
1/2/03	1.89	25,000,000	24,998,691
Goldman Sachs Group, Inc.
2/24/03	1.45 (c)	20,000,000	20,000,000
3/19/03	1.43 (c)	20,000,000	20,000,000
TOTAL MASTER NOTES			64,998,691
Medium-Term Notes - 7.2%

Bank of America NA
2/4/03	1.75 (b)	25,000,000	25,002,212
GE Capital Assurance Co.
1/2/03	1.55 (b)(c)	5,000,000	5,000,000
General Electric Capital Corp.
1/9/03	1.46 (b)	25,000,000	25,000,000
1/17/03	1.45 (b)	20,000,000	20,000,000
1/28/03	1.42 (b)	10,000,000	10,000,000
Harwood Street Funding I LLC
1/21/03	1.54 (a)(b)	10,000,000	10,000,000
Morgan Stanley
1/15/03	1.52 (b)	20,000,000	20,000,000
Sheffield Receivables Corp.
1/21/03	1.39 (b)	5,000,000	5,000,000
1/27/03	1.38 (b)	50,000,000	49,999,285
Verizon Global Funding Corp.
3/17/03	1.66 (b)	30,000,000	30,000,000
TOTAL MEDIUM-TERM NOTES			200,001,497
Short-Term Notes - 2.6%

Jackson National Life Insurance Co.
1/2/03	1.96 (b)(c)	7,000,000	7,000,000
Metropolitan Life Insurance Co.
1/2/03	1.98 (b)(c)	10,000,000	10,000,000
Monumental Life Insurance Co.
1/1/03	1.58 (b)(c)	5,000,000	5,000,000
1/1/03	1.61 (b)(c)	5,000,000	5,000,000
New York Life Insurance Co.
1/2/03	1.94 (b)(c)	30,000,000	30,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Pacific Life Insurance Co.
3/10/03	1.52% (b)(c)	$ 5,000,000	$ 5,000,000
Transamerica Occidental Life Insurance Co.
2/1/03	1.88 (b)(c)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			72,000,000
Repurchase Agreements - 11.9%
	Maturity Amount
In a joint trading account (Collateralized by U.S. Government Obligations dated 12/31/02 due 1/2/03 At 1.25%)	$ 675,047	675,000
With:
Banc of America Securities LLC At 1.39%, dated 12/31/02 due 1/2/03 (Collateralized by Commercial Paper Obligations with principal amounts of $102,252,864, 0% - 1.97%, 1/30/03 - 3/26/03)	100,007,722	100,000,000
Countrywide Securities Corp. At 1.44%, dated 12/27/02 due 1/27/03 (Collateralized by Corporate Obligations with principal amounts of $30,600,000, 0%, 6/25/33)	30,037,200	30,000,000
Goldman Sachs & Co. At 1.41%, dated 12/31/02 due 1/2/03 (Collateralized by Mortgage Loan Obligations with principal amounts of $90,356,910, 0% - 7.229%, 6/15/07 - 12/26/31)	79,006,199	79,000,000
J.P. Morgan Securities, Inc. At 1.43%, dated 12/11/02 due 1/30/03 (Collateralized by Corporate Obligations with principal amounts of $20,735,000, 0% - 7.75%, 12/15/03 - 2/15/31)	20,039,722	20,000,000
Lehman Brothers, Inc. At 1.46%, dated 12/31/02 due 1/2/03 (Collateralized by Equity Securities with shares of 5,787,627)	100,008,111	100,000,000
TOTAL REPURCHASE AGREEMENTS		329,675,000
TOTAL INVESTMENT PORTFOLIO - 100.4%	2,771,422,596
NET OTHER ASSETS - (0.4)%	(10,733,209)
NET ASSETS - 100%	$ 2,760,689,387
Total Cost for Income Tax Purposes $ 2,771,422,596
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,000,000 or 0.4% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Capital Assurance Co. 1.55%, 1/2/03	7/30/02	$ 5,000,000
Goldman Sachs Group, Inc.: 1.43%, 3/19/03	12/19/02	$ 20,000,000
1.45%, 2/24/03	11/25/02	$ 20,000,000
Jackson National Life Insurance Co. 1.96%, 1/2/03	7/6/99	$ 7,000,000
Metropolitan Life Insurance Co. 1.98%, 1/2/03	3/26/02	$ 10,000,000
Monumental Life Insurance Co.: 1.58%, 1/1/03	9/17/98	$ 5,000,000
1.61%, 1/1/03	3/12/99	$ 5,000,000
New York Life Insurance Co. 1.94%, 1/2/03	2/28/02 - 12/19/02	$ 30,000,000
Pacific Life Insurance Co 1.52%, 3/10/03	9/6/02	$ 5,000,000
Transamerica Occidental Life Insurance Co. 1.88%, 2/1/03	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $117,000,000 or 4.2% of net assets.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $329,675,000) - See accompanying schedule		$ 2,771,422,596
Cash		29,380
Receivable for fund shares sold		3,284,987
Interest receivable		2,769,675
Other receivables		100,378
Total assets		2,777,607,016

Liabilities
Payable for fund shares redeemed	$ 16,166,727
Accrued management fee	465,224
Distribution fees payable	10,241
Other payables and accrued expenses	275,437
Total liabilities		16,917,629

Net Assets		$ 2,760,689,387
Net Assets consist of:
Paid in capital		$ 2,760,689,387
Net Assets		$ 2,760,689,387
Initial Class: Net Asset Value, offering price and redemption price per share ($2,705,068,930 ÷ 2,704,967,297 shares)		$ 1.00

Service Class: Net Asset Value, offering price and redemption price per share ($8,016,718 ÷ 8,014,834 shares)		$ 1.00

Service Class 2: Net Asset Value, offering price and redemption price per share ($47,603,739 ÷ 47,603,461 shares)		$ 1.00

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 54,481,860
Expenses
Management fee	$ 5,542,141
Transfer agent fees	1,851,133
Distribution fees	130,688
Accounting fees and expenses	250,943
Non-interested trustees' compensation	9,947
Custodian fees and expenses	58,689
Registration fees	846
Audit	15,350
Legal	11,377
Miscellaneous	203,558
Total expenses before reductions	8,074,672
Expense reductions	(2,912)	8,071,760
Net investment income		46,410,100
Net Realized Gain (Loss) on investment securities		87,888
Net increase in net assets resulting from operations		$ 46,497,988

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income	$ 46,410,100	$ 105,115,032
Net realized gain (loss)	87,888	71,154
Net increase (decrease) in net assets resulting from operations	46,497,988	105,186,186
Distributions to shareholders from net investment income	(46,410,100)	(105,115,032)
Share transactions - net increase (decrease)	(39,187,088)	566,164,645
Total increase (decrease) in net assets	(39,099,200)	566,235,799

Net Assets
Beginning of period	2,799,788,587	2,233,552,788
End of period	$ 2,760,689,387	$ 2,799,788,587
Other Information:
Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Sold	6,692,494,433	8,278,271	505,243,362
Reinvested	45,541,480	125,174	705,271
Redeemed	(6,786,431,592)	(6,531,366)	(498,612,121)
Net increase (decrease)	(48,395,679)	1,872,079	7,336,512

Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Sold	6,279,947,605	7,671,735	244,909,763
Reinvested	104,611,787	50,876	452,369
Redeemed	(5,864,593,497)	(1,682,917)	(205,203,076)
Net increase (decrease)	519,965,895	6,039,694	40,159,056

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 45,579,655	$ 125,174	$ 705,271

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 104,611,787	$ 50,876	$ 452,369

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.017	.041	.062	.050	.053
Distributions from net investment income	(.017)	(.041)	(.062)	(.050)	(.053)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A, B	1.69%	4.18%	6.30%	5.17%	5.46%
Ratios to Average Net Assets C
Expenses before expense reductions	.29%	.28%	.33%	.27%	.30%
Expenses net of voluntary waivers, if any	.29%	.28%	.33%	.27%	.30%
Expenses net of all reductions	.29%	.28%	.33%	.27%	.30%
Net investment income	1.68%	3.99%	6.18%	5.06%	5.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,705,069	$ 2,753,379	$ 2,233,342	$ 1,939,491	$ 1,507,489

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.016	.040	.031
Distributions from net investment income	(.016)	(.040)	(.031)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return B, C, D	1.61%	4.10%	3.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.39%	.39%	.47% A
Expenses net of voluntary waivers, if any	.39%	.39%	.45% A
Expenses net of all reductions	.39%	.39%	.45% A
Net investment income	1.58%	3.87%	6.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,017	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.014	.039	.058
Distributions from net investment income	(.014)	(.039)	(.058)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return B, C, D	1.45%	3.96%	5.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.55%	.96% A
Expenses net of voluntary waivers, if any	.54%	.55%	.60% A
Expenses net of all reductions	.54%	.55%	.60% A
Net investment income	1.43%	3.71%	5.94% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,604	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund. Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the Money Market Portfolio are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. For the Money Market Portfolio, dividends are declared daily and paid monthly from net investment income and distributions from realized gains, if any, are recorded on the ex-dividend date. Distributions from net investment income and realized gains are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. There were no significant book-to-tax differences during the period for the Money Market Portfolio. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asset Manager: Growth	$ 339,040,364	$ 12,428,129	$ (55,023,451)	$ (42,595,322)
Balanced	294,671,301	13,682,687	(18,154,607)	(4,471,920)
Growth & Income	1,147,403,981	57,931,281	(176,824,989)	(118,893,708)
Growth Opportunities	665,866,252	58,631,450	(87,477,088)	(28,845,638)
Investment Grade Bond	2,355,612,780	83,696,762	(12,446,054)	71,250,708
Mid Cap	1,407,441,735	121,931,291	(86,579,755)	35,351,536
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Total Distributable Earnings
Asset Manager: Growth	$ 8,980,135	$ -	$ (65,872,007)	$ -
Balanced	7,937,519	-	(22,277,782)	-
Growth & Income	12,544,309	-	(156,531,001)	-
Growth Opportunities	4,527,039	-	(296,045,555)	-
Investment Grade Bond	99,462,054	9,272,230	-	179,984,992
Mid Cap	4,871,489	-	(158,631,497)	-

The tax character of distributions paid during the current and prior year was as follows:

Asset Manager: Growth
Ordinary Income	$ 10,416,607	$ 13,343,864
Long-term Capital Gains	-	16,105,049
Total	$ 10,416,607	$ 29,448,913
Balanced
Ordinary Income	8,837,001	10,202,857
Long-term Capital Gains	-	-
Total	$ 8,837,001	$ 10,202,857
Growth & Income
Ordinary Income	15,060,404	15,500,793
Long-term Capital Gains	-	50,237,278
Total	$ 15,060,404	$ 65,738,071
Growth Opportunities
Ordinary Income	8,515,304	4,056,791
Long-term Capital Gains	-	-
Total	$ 8,515,304	$ 4,056,791
Investment Grade Bond
Ordinary Income	58,817,521	42,039,084
Long-term Capital Gains	-	-
Total	$ 58,817,521	$ 42,039,084
Mid Cap
Ordinary Income	10,315,464	-
Long-term Capital Gains	-	-
Total	$ 10,315,464	$ -

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Financing Transactions. To earn additional income, certain funds may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

3. Joint Trading Account.

At the end of the period, Investment Grade Bond Portfolio had 20% or more of its total investments in repurchase agreements through a joint trading account. These repurchase agreements were with entities whose creditworthiness has been reviewed and found satisfactory by FMR. The investments in repurchase agreements through the joint trading account are summarized as follows:

Summary of Joint Trading

Dated December 31, 2002, due January 2, 2003	1.25%
Number of dealers or banks	12
Maximum amount with one dealer or bank	22.2%
Aggregate principal amount of agreements	$ 11,264,350,000
Aggregate maturity amount of agreements	$ 11,265,135,254
Aggregate market value of transferred assets	$ 11,496,363,467
Coupon rates of transferred assets	0% to 15.50%
Maturity dates of transferred assets	1/2/03 to 11/1/41

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Money Market Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .30% of the fund's average net assets for Asset Manager: Growth, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios, .20% for Growth & Income Portfolio, and .15% for Balanced Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For the Money Market Portfolio the management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases. During the period the income-based portion of the management fee was $1,939,725 or an annual rate of .07% of the fund's average net assets.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager: Growth	.58%	|
Balanced	.43%
Growth & Income	.48%
Growth Opportunities	.58%
Investment Grade Bond	.43%
Mid Cap	.58%
Money Market	.20%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager: Growth	$ 7,636	$ 11,544	$ 19,180
Balanced	$ 22,742	$ 47,526	$ 70,268
Growth & Income	$ 263,057	$ 269,692	$ 532,749
Growth Opportunities	$ 231,268	$ 110,543	$ 341,811
Investment Grade Bond	$ 661	$ 113,492	$ 114,153
Mid Cap	$ 385,766	$ 893,879	$ 1,279,645
Money Market	$ 7,894	$ 122,794	$ 130,688

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid FIIOC the following amounts:

Asset Manager: Growth		|
Initial Class	$ 233,643
Service Class	6,127
Service Class 2	5,552
	$ 245,322
Balanced
Initial Class	$ 175,550
Service Class	15,934
Service Class 2	15,004
	$ 206,488
Growth & Income
Initial Class	$ 511,460
Service Class	180,556
Service Class 2	81,160
	$ 773,176
Growth Opportunities
Initial Class	$ 354,735
Service Class	161,640
Service Class 2	39,988
	$ 556,363
Investment Grade Bond
Initial Class	$ 1,163,618
Service Class	485
Service Class 2	35,037
	$ 1,199,140
Mid Cap
Initial Class	$ 391,366
Service Class	269,918
Service Class 2	264,386
	$ 925,670
Money Market
Initial Class	$ 1,812,123
Service Class	5,684
Service Class 2	33,326
	$ 1,851,133

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC) an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager: Growth	$ 333,792
Balanced	$ 782,092
Growth & Income	$ 3,131,572
Growth Opportunities	$ 1,228,020
Investment Grade Bond	$ 2,742,419
Mid Cap	$ 2,571,045

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002, the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

6. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction
Asset Manager: Growth	$ 133,931	$ 256
Balanced	51,077	1,355
Growth & Income	141,200	932
Growth Opportunities	300,687	318
Investment Grade Bond	-	24,339
Mid Cap	959,143	1,845
Money Market	-	2,912

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies each were the owners of record of more than 10% of the total outstanding shares of the following funds:

	FILI %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Asset Manager: Growth	65%	-	-
Balanced	52%	1	33%
Growth & Income	28%	3	53%
Growth Opportunities	16%	1	53%
Investment Grade Bond	56%	-	-
Mid Cap	30%	2	41%
Money Market	58%	-	-

10. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Variable Insurance Products Fund III and Shareholders of Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities of Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio, (the Funds), funds of Variable Insurance Products Fund II and Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio, (the Funds), funds of Variable Insurance Products Fund III, including the portfolios of investments, as of December 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2002 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, (a fund of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund and Variable Insurance Products Fund III's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981, 1988, or 1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), VIP Growth & Income (2001), VIP Growth Opportunities (2001), VIP Investment Grade Bond (2001), VIP Mid Cap (2001), and VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001 or 2002

Trustee of Variable Insurance Products Fund (2001), Variable Insurance Products Fund II (2001), and Variable Insurance Products Fund III (2002). Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997 or 2000

Vice President of VIP Investment Grade Bond (1997) and VIP Money Market (2000). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, and VIP Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Growth Opportunities and VIP Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth, VIP Balanced, and VIP Investment Grade Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of VIP Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Bettina Doulton (38)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Robert Duby (56)
Year of Election or Appointment: 1997 Vice President of VIP Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.
Richard C. Habermann (62)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Charles Mangum (38)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Mark J. Notkin (38)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (40)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, VIP Investment Grade Bond, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (41)

Year of Election or Appointment: 2000 or 2002

Vice President of VIP Balanced (2002) and VIP Growth & Income (2000) and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

John J. Todd (53)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of VIP Investment Grade Bond and VIP Money Market. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

Name, Age; Principal Occupation
John H. Costello (56)

Year of Election or Appointment: 1986, 1988, 1995, 1996, or 1998

Assistant Treasurer of VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP Growth & Income (1996), VIP Growth Opportunities (1995), VIP Investment Grade Bond (1988), VIP Mid Cap (1998), and VIP Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996, 1998, or 2000

Assistant Treasurer of VIP Asset Manager: Growth (2000), VIP Balanced (2000), VIP Growth & Income (2000), VIP Growth Opportunities (2000), VIP Investment Grade Bond (1998), VIP Mid Cap (2000), and VIP Money Market (1996). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions - Initial Class

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Investment Grade Bond	02/07/03	02/07/03	$0.54	$0.19

Investment Grade Bond hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Balanced	9.35%
Investment Grade Bond	12.34%
Mid Cap	12.30%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager: Growth	30%
Balanced	23%
Growth & Income	79%
Growth Opportunities	100%
Mid Cap	70%

Annual Report

Proxy Voting Results

A special meeting of Variable Insurance Products Fund III shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	3,016,737,746.18	90.176
Against	103,338,598.78	3.089
Abstain	225,319,688.65	6.735
TOTAL	3,345,396,033.61	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	2,957,777,654.30	88.413
Against	157,604,477.15	4.711
Abstain	230,013,902.16	6.876
TOTAL	3,345,396,033.61	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,208,240,398.36	95.900
Withheld	137,155,635.25	4.100
TOTAL	3,345,396,033.61	100.00
Ralph F. Cox
Affirmative	3,203,268,840.31	95.752
Withheld	142,127,193.30	4.248
TOTAL	3,345,396,033.61	100.00
Phyllis Burke Davis
Affirmative	3,204,055,758.47	95.775
Withheld	141,340,275.14	4.225
TOTAL	3,345,396,033.61	100.00
Robert M. Gates
Affirmative	3,208,455,704.41	95.907
Withheld	136,940,329.20	4.093
TOTAL	3,345,396,033.61	100.00
Abigail P. Johnson
Affirmative	3,204,790,536.75	95.797
Withheld	140,605,496.86	4.203
TOTAL	3,345,396,033.61	100.00
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	3,204,067,467.04	95.775
Withheld	141,328,566.57	4.225
TOTAL	3,345,396,033.61	100.00
Donald J. Kirk
Affirmative	3,208,293,679.07	95.902
Withheld	137,102,354.54	4.098
TOTAL	3,345,396,033.61	100.00
Marie L. Knowles
Affirmative	3,209,981,465.59	95.952
Withheld	135,414,568.02	4.048
TOTAL	3,345,396,033.61	100.00
Ned C. Lautenbach
Affirmative	3,210,582,803.06	95.970
Withheld	134,813,230.55	4.030
TOTAL	3,345,396,033.61	100.00
Peter S. Lynch
Affirmative	3,212,042,077.76	96.014
Withheld	133,353,955.85	3.986
TOTAL	3,345,396,033.61	100.00
Marvin L. Mann
Affirmative	3,207,455,151.63	95.877
Withheld	137,940,881.98	4.123
TOTAL	3,345,396,033.61	100.00
William O. McCoy
Affirmative	3,206,906,756.74	95.860
Withheld	138,489,276.87	4.140
TOTAL	3,345,396,033.61	100.00
William S. Stavropoulos
Affirmative	3,208,142,406.18	95.897
Withheld	137,253,627.43	4.103
TOTAL	3,345,396,033.61	100.00
PROPOSAL 4
To eliminate a fundamental investment policy of Growth Opportunities Portfolio.
	# of Votes	% of Votes
Affirmative	555,678,836.76	84.561
Against	38,788,584.86	5.902
Abstain	62,668,277.50	9.537
TOTAL	657,135,699.12	100.00
* Denotes trust-wide proposals and voting results.
PROPOSAL 5
To amend Balanced Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental investment limitation concerning borrowing.
Balanced Portfolio	# of Votes	% of Votes
Affirmative	227,811,020.16	85.963
Against	11,200,498.67	4.227
Abstain	25,997,811.99	9.810
TOTAL	265,009,330.82	100.00
Growth Opportunities Portfolio	# of Votes	% of Votes
Affirmative	563,635,796.66	85.772
Against	34,687,946.36	5.278
Abstain	58,811,956.10	8.950
TOTAL	657,135,699.12	100.00
Mid Cap Portfolio	# of Votes	% of Votes
Affirmative	1,152,923,288.32	84.735
Against	83,828,781.15	6.161
Abstain	123,871,577.64	9.104
TOTAL	1,360,623,647.11	100.00
PROPOSAL 6
To amend Balanced Portfolio's, Growth & Income Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental investment limitation concerning lending.
Balanced Portfolio	# of Votes	% of Votes
Affirmative	231,215,356.17	87.248
Against	10,505,721.30	3.964
Abstain	23,288,253.35	8.788
TOTAL	265,009,330.82	100.00
Growth & Income Portfolio	# of Votes	% of Votes
Affirmative	872,435,667.43	84.941
Against	60,875,055.31	5.926
Abstain	93,801,109.51	9.133
TOTAL	1,027,111,832.25	100.00
Growth Opportunities Portfolio	# of Votes	% of Votes
Affirmative	563,267,599.75	85.716
Against	33,744,917.70	5.135
Abstain	60,123,181.67	9.149
TOTAL	657,135,699.12	100.00
Mid Cap Portfolio	# of Votes	% of Votes
Affirmative	1,174,908,022.06	86.351
Against	76,197,349.43	5.600
Abstain	109,518,275.62	8.049
TOTAL	1,360,623,647.11	100.00
Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager: Growth, Balanced,
Growth & Income, Growth Opportunities,
and Mid Cap Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Investments Japan Limited
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Investment Grade Bond, and Money Market Portfolios

JPMorgan Chase Bank, New York, NY
Asset Manager: Growth, Balanced,
and Growth & Income Portfolios
Brown Brothers Harriman & Co., Boston, MA
Mid Cap Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Opportunities Portfolio

VIPICGRP2-ANN-0203 338512
1.768593.101

Fidelity® Variable Insurance Products
Service Class

Asset Manager: Growth® Portfolio

Balanced Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Asset Manager: Growth Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Balanced Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth & Income Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth Opportunities Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Investment Grade Bond Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Mid Cap Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Money Market Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch US High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Asset Mgr: Growth - Service Class	-15.54%	-1.63%	6.86%
Fidelity Asset Manager: Growth Composite	-13.35%	2.07%	9.49%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
LB 3 Month T-Bill	1.78%	4.52%	4.94%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers ® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset Manager: Growth® Portfolio - Service Class on January 31, 1995, shortly after the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager: Growth Composite Index, the S&P® Index and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Richard Habermann (right) and Ford O'Neil (left), Co-managers of Asset Manager: Growth Portfolio

Q. How did the fund perform, Dick?

D.H. For the year ending December 31, 2002, the fund trailed both the Fidelity Asset Manager: Growth Composite Index and the Lipper Inc. variable annuity flexible portfolio funds average, which fell 13.35% and 10.32%, respectively.

Q. What affected fund results?

D.H. My asset allocation decisions drove performance. I stayed close to a 70% neutral weighting in equities during the first nine months of the year, given my concerns about business fundamentals and corporate governance issues. Being more cautious on stocks helped as share prices steadily eroded during the spring and summer. Consistent with this cautious stance, I became more heavily weighted in bonds during this time. However, our emphasis on high-yield securities hurt versus the benchmarks. High-yield bonds suffered from widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite good credit analysis and reducing the high-yield weighting as market conditions soured, we still lost ground to the all-investment-grade bond allocation in the composite index, which was helped by the flight to quality in Treasuries. We recouped some losses during the fourth quarter when high-yield bonds rebounded on improved demand for riskier assets. Further, we benefited from overweighting stocks as they rallied and then trimming them - largely due to valuation concerns - before the market rolled back over in December.

Q. What drove the fund's equity holdings?

D.H. It was a very challenging year, one where nearly every major equity market sector posted double-digit declines and the Standard & Poor's 500 Index was off 22.10%. Despite some early period weakness, Charles Mangum - who became equity manager in February - worked hard to get back close to even with the index, which he accomplished mainly through strong sector selection. Underweighting technology hardware stocks worked for much of the period, as such stocks as IBM and Intel struggled with high valuations and weak capital spending. Avoiding many of the land mines within the sector also contributed, as did an investment in Dell, which bucked the downtrend. Owning the right telecommunication services stocks also was key, as we avoided the WorldCom disaster and overweighted Qwest Communications and Verizon, both of which snapped back sharply in the fourth quarter. Elsewhere, Cardinal Health boosted returns in health care services, while several of our consumer-related holdings - including Coca-Cola and Alberto-Culver - and diversified financials fared well due to their defensive nature. However, we suffered somewhat from becoming prematurely aggressive during the spring, leaving us without exposure to such solid consumer names as Proctor & Gamble and Anheuser-Busch. Another drag was the fund's stake in pharmaceutical stocks Bristol-Myers Squibb and Schering-Plough, which fell in part due to drug-approval delays. Finally, the fund held a couple of stocks badly hurt by accounting issues, which Charles sold soon after taking over the equity subportfolio, avoiding further damage.

Q. Ford, how did the fixed-income portion of the fund do?

F.O. A favorable interest rate backdrop, spurred by sluggish economic growth, weak corporate profits and slumping stock prices, resulted in strong absolute returns for our investment-grade holdings, which also soundly beat their index. I focused on high-quality mortgage securities with some prepayment protection, which sheltered us from another big refinancing wave, and whose higher yields helped offset the sharp rally in government bonds. We also benefited from missing several prominent corporate issuers that stumbled, while adding exposure to beaten-down BBB-rated bonds that rebounded toward period end. Though they lagged the returns of investment-grade bonds, the fund's high-yield holdings also had a positive return and beat their benchmark. Managed by Mark Notkin, the high-yield subportfolio avoided most major defaults and credit downgrades. It further benefited from Mark's strong security selection, particularly in telecom, as well as his emphasis on higher-rated bonds, which provided a lot of cushion in a difficult environment. Finally, the strategic cash portion of the fund - managed by John Todd - had fairly steady returns to help offset equity market volatility.

Q. What's your outlook, Ford?

F.O. Despite some improvement of late, market sentiment is likely to remain fragile until economic, geopolitical and corporate uncertainty subsides. This uncertainty has led to relatively wide corporate yield spreads and poor equity performance. Since we believe the economy and corporate earnings will improve over the next 12 months - spurred by substantial monetary and fiscal stimulus - we feel the stage is set for high-yield securities to outperform investment-grade bonds and cash. While we're still cautious on equities at period end, there may be opportunities to take advantage of market volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: maximize total return over the long term by allocating assets among stocks, bonds and short-term instruments and other investments

Start date: January 3, 1995

Size: as of December 31, 2002, more than
$294 million

Manager: Richard Habermann and Ford O'Neil, since 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Cardinal Health, Inc.	5.0
Clear Channel Communications, Inc.	4.1
American International Group, Inc.	3.6
General Electric Co.	3.4
Fannie Mae	3.2
19.3
Top Five Market Sectors as of December 31, 2002
(stocks only)	% of fund's net assets
Financials	16.2
Health Care	13.3
Consumer Discretionary	8.9
Industrials	6.3
Information Technology	6.0
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stock Class and Equity Futures	68.8%
Bond Class	26.3%
Short-Term Class	4.9%
* Foreign investments	3.1%

Asset allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conforms to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 67.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.1%
Dana Corp.	21,100	$ 248,136
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	67,700	1,088,616
Household Durables - 0.1%
Leggett & Platt, Inc.	10,100	226,644
Media - 6.0%
AOL Time Warner, Inc. (a)	377,300	4,942,630
Clear Channel Communications, Inc. (a)	323,500	12,063,315
Comcast Corp. Class A (a)	28,176	664,108
		17,670,053
Multiline Retail - 0.2%
Target Corp.	20,400	612,000
Specialty Retail - 2.1%
Home Depot, Inc.	199,200	4,772,832
Lowe's Companies, Inc.	30,900	1,158,750
Office Depot, Inc. (a)	15,200	224,352
		6,155,934
TOTAL CONSUMER DISCRETIONARY		26,001,383
CONSUMER STAPLES - 5.6%
Beverages - 1.6%
PepsiCo, Inc.	62,300	2,630,306
The Coca-Cola Co.	45,500	1,993,810
		4,624,116
Food & Drug Retailing - 1.5%
CVS Corp.	128,600	3,211,142
Safeway, Inc. (a)	51,500	1,203,040
		4,414,182
Food Products - 0.1%
Fresh Del Monte Produce, Inc.	4,200	79,422
McCormick & Co., Inc. (non-vtg.)	4,500	104,400
		183,822
Personal Products - 1.1%
Alberto-Culver Co.:
Class A	35,900	1,744,381
Class B	21,800	1,098,720
Gillette Co.	15,000	455,400
		3,298,501
Tobacco - 1.3%
Philip Morris Companies, Inc.	98,100	3,975,993
TOTAL CONSUMER STAPLES		16,496,614
ENERGY - 5.0%
Energy Equipment & Services - 1.0%
Cooper Cameron Corp. (a)	5,400	269,028
Diamond Offshore Drilling, Inc.	17,100	373,635
ENSCO International, Inc.	8,700	256,215

	Shares	Value (Note 1)
GlobalSantaFe Corp.	25,000	$ 608,000
Halliburton Co.	10,200	190,842
National-Oilwell, Inc. (a)	16,900	369,096
Pride International, Inc. (a)	2,400	35,760
Rowan Companies, Inc.	4,200	95,340
Transocean, Inc.	27,000	626,400
		2,824,316
Oil & Gas - 4.0%
ChevronTexaco Corp.	44,900	2,984,952
ConocoPhillips	122,653	5,935,179
Exxon Mobil Corp.	86,500	3,022,310
		11,942,441
TOTAL ENERGY		14,766,757
FINANCIALS - 16.0%
Banks - 2.3%
Bank of America Corp.	19,700	1,370,529
Bank One Corp.	28,100	1,027,055
Comerica, Inc.	4,100	177,284
FleetBoston Financial Corp.	77,100	1,873,530
Synovus Financial Corp.	28,200	547,080
Wachovia Corp.	46,337	1,688,520
		6,683,998
Diversified Financials - 9.2%
Citigroup, Inc.	229,400	8,072,586
Fannie Mae	144,400	9,289,252
Merrill Lynch & Co., Inc.	142,100	5,392,695
Morgan Stanley	113,200	4,518,944
		27,273,477
Insurance - 4.5%
Allmerica Financial Corp. (a)	31,800	321,180
Allstate Corp.	11,200	414,288
American International Group, Inc.	180,700	10,453,495
Hartford Financial Services Group, Inc.	35,500	1,612,765
Travelers Property Casualty Corp.:
Class A	9,803	143,614
Class B (a)	20,140	295,051
		13,240,393
TOTAL FINANCIALS		47,197,868
HEALTH CARE - 13.2%
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	76,400	2,139,200
Health Care Providers & Services - 5.1%
Cardinal Health, Inc.	247,050	14,622,877
HCA, Inc.	9,800	406,700
		15,029,577
Pharmaceuticals - 7.4%
Bristol-Myers Squibb Co.	66,100	1,530,215
Merck & Co., Inc.	139,400	7,891,434
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	212,000	$ 6,480,840
Pharmacia Corp.	19,900	831,820
Recordati Spa	5,813	94,353
Schering-Plough Corp.	170,200	3,778,440
Wyeth	28,000	1,047,200
		21,654,302
TOTAL HEALTH CARE		38,823,079
INDUSTRIALS - 6.3%
Airlines - 0.1%
Delta Air Lines, Inc.	12,900	156,090
Commercial Services & Supplies - 0.8%
Aramark Corp. Class B	2,100	49,350
ChoicePoint, Inc. (a)	16,300	643,687
First Data Corp.	39,600	1,402,236
Sabre Holdings Corp. Class A (a)	12,300	222,753
		2,318,026
Industrial Conglomerates - 4.7%
General Electric Co.	403,500	9,825,225
Tyco International Ltd.	228,700	3,906,196
		13,731,421
Machinery - 0.4%
Ingersoll-Rand Co. Ltd. Class A	28,900	1,244,434
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	5,000	130,050
CSX Corp.	5,600	158,536
Norfolk Southern Corp.	25,600	511,744
Union Pacific Corp.	2,900	173,623
		973,953
TOTAL INDUSTRIALS		18,423,924
INFORMATION TECHNOLOGY - 6.0%
Communications Equipment - 0.8%
CIENA Corp. (a)	58,000	298,120
Cisco Systems, Inc. (a)	46,291	606,412
Comverse Technology, Inc. (a)	40,900	409,818
Motorola, Inc.	123,800	1,070,870
Polycom, Inc. (a)	12,800	121,856
		2,507,076
Computers & Peripherals - 1.9%
Dell Computer Corp. (a)	81,500	2,179,310
EMC Corp. (a)	95,000	583,300
Hewlett-Packard Co.	95,800	1,663,088
Sun Microsystems, Inc. (a)	345,000	1,072,950
		5,498,648

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.2%
Solectron Corp. (a)	143,400	$ 509,070
Thermo Electron Corp. (a)	10,700	215,284
		724,354
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	10,000	163,500
Semiconductor Equipment & Products - 1.7%
Altera Corp. (a)	24,100	297,153
Analog Devices, Inc. (a)	27,300	651,651
Applied Materials, Inc. (a)	19,800	257,994
Atmel Corp. (a)	40,000	89,200
Intel Corp.	50,100	780,057
KLA-Tencor Corp. (a)	15,600	551,772
LAM Research Corp. (a)	27,400	295,920
Lattice Semiconductor Corp. (a)	17,100	149,967
Linear Technology Corp.	12,800	329,216
Micron Technology, Inc. (a)	32,000	311,680
Novellus Systems, Inc. (a)	10,600	297,648
Semtech Corp. (a)	12,600	137,592
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	47,300	333,465
United Microelectronics Corp. sponsored ADR (a)	97,980	329,213
Xilinx, Inc. (a)	14,300	294,580
		5,107,108
Software - 1.3%
Activision, Inc. (a)	14,900	217,391
Adobe Systems, Inc.	7,600	188,488
Computer Associates International, Inc.	19,200	259,200
Microsoft Corp. (a)	48,500	2,507,450
Network Associates, Inc. (a)	2,100	33,789
VERITAS Software Corp. (a)	31,300	488,906
		3,695,224
TOTAL INFORMATION TECHNOLOGY		17,695,910
MATERIALS - 0.7%
Chemicals - 0.1%
Dow Chemical Co.	7,700	228,690
Metals & Mining - 0.6%
Alcoa, Inc.	62,500	1,423,750
Ryerson Tull, Inc.	51,900	316,590
		1,740,340
Paper & Forest Products - 0.0%
Bowater, Inc.	4,100	171,995
TOTAL MATERIALS		2,141,025
TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 4.6%
AT&T Corp.	6,820	178,070
BellSouth Corp.	91,800	2,374,866
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
McCaw International Ltd. warrants 4/16/07 (a)(e)	910	$ 0
NTL, Inc. warrants 10/14/08 (a)	427	4
Ono Finance PLC rights 5/31/09 (a)(e)	310	3
Qwest Communications International, Inc. (a)	348,500	1,742,500
SBC Communications, Inc.	136,600	3,703,226
Verizon Communications, Inc.	142,400	5,518,000
		13,516,669
UTILITIES - 1.2%
Electric Utilities - 1.1%
FirstEnergy Corp.	67,500	2,225,475
Southern Co.	29,700	843,183
Wisconsin Energy Corp.	8,200	206,640
		3,275,298
Gas Utilities - 0.1%
NiSource, Inc.	15,700	314,000
TOTAL UTILITIES		3,589,298
TOTAL COMMON STOCKS (Cost $235,251,330)		198,652,527
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Diversified Financials - 0.1%
AES Trust VII $3.00	33,600	447,014
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (e)	530	398
TOTAL CONVERTIBLE PREFERRED STOCKS		447,412
Nonconvertible Preferred Stocks - 0.5%
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	160	165,328
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	175	174,409

	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	$ 114,570
Wireless Telecommunication Services - 0.3%
Crown Castle International Corp. $127.50 pay-in-kind	16	11,040
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	1,047	921,360
		932,400
TOTAL TELECOMMUNICATION SERVICES		1,046,970
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,386,707
TOTAL PREFERRED STOCKS (Cost $2,818,197)		1,834,119
Corporate Bonds - 21.1%
	Principal Amount
Convertible Bonds - 1.9%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (e)	$ 270,000	340,430
FINANCIALS - 0.1%
Diversified Financials - 0.1%
IOS Capital LLC 5% 5/1/07 (e)	205,000	179,539
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Total Renal Care Holdings:
7% 5/15/09 (e)	200,000	198,875
7% 5/15/09	210,000	208,819
		407,694
INFORMATION TECHNOLOGY - 1.6%
Communications Equipment - 0.5%
Brocade Communications Systems, Inc. 2% 1/1/07	290,000	203,110
CIENA Corp. 3.75% 2/1/08	520,000	358,800
Juniper Networks, Inc. 4.75% 3/15/07	1,270,000	986,727
		1,548,637
Electronic Equipment & Instruments - 0.7%
Celestica, Inc. liquid yield option note 0% 8/1/20	1,325,000	607,844
Sanmina-SCI Corp.:
0% 9/12/20	795,000	323,963
4.25% 5/1/04	940,000	901,272
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Solectron Corp. liquid yield option note:
0% 5/8/20	$ 75,000	$ 45,938
0% 11/20/20	420,000	206,850
		2,085,867
Semiconductor Equipment & Products - 0.4%
Agere Systems, Inc. 6.5% 12/15/09	270,000	218,384
ASML Holding NV 4.25% 11/30/04 (e)	200,000	171,250
Vitesse Semiconductor Corp. 4% 3/15/05	800,000	632,000
		1,021,634
TOTAL INFORMATION TECHNOLOGY		4,656,138
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	115,000	82,662
TOTAL CONVERTIBLE BONDS		5,666,463
Nonconvertible Bonds - 19.2%
CONSUMER DISCRETIONARY - 5.1%
Auto Components - 0.3%
Arvin Industries, Inc. 6.75% 3/15/08	100,000	96,250
ArvinMeritor, Inc. 8.75% 3/1/12	155,000	158,875
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	50,000	55,587
Dana Corp. 10.125% 3/15/10	340,000	343,400
Dura Operating Corp. 8.625% 4/15/12	140,000	141,400
Stoneridge, Inc. 11.5% 5/1/12	10,000	9,550
		805,062
Hotels, Restaurants & Leisure - 1.7%
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	120,000	128,100
Domino's, Inc. 10.375% 1/15/09	150,000	162,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	520,000	540,800
Hilton Hotels Corp.:
7.625% 12/1/12	150,000	149,250
8.25% 2/15/11	195,000	201,825

	Principal Amount	Value (Note 1)
Horseshoe Gaming LLC 8.625% 5/15/09	$ 515,000	$ 543,325
International Game Technology 8.375% 5/15/09	120,000	132,600
MGM Mirage, Inc. 8.5% 9/15/10	175,000	192,500
Penn National Gaming, Inc. 8.875% 3/15/10	390,000	397,800
Station Casinos, Inc. 8.375% 2/15/08	760,000	805,600
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	360,000	368,100
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	80,000	85,200
8.875% 4/15/11	510,000	553,350
Wheeling Island Gaming, Inc. 10.125% 12/15/09	310,000	310,775
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	290,000	291,450
		4,862,675
Household Durables - 0.4%
Beazer Homes USA, Inc.:
8.625% 5/15/11	250,000	257,500
8.875% 4/1/08	55,000	56,925
Champion Home Builders Co. 11.25% 4/15/07	85,000	70,975
D.R. Horton, Inc. 8% 2/1/09	200,000	200,000
KB Home 8.625% 12/15/08	180,000	188,100
Lennar Corp. 7.625% 3/1/09	150,000	155,250
Ryland Group, Inc. 9.125% 6/15/11	220,000	233,200
Standard Pacific Corp. 9.25% 4/15/12	120,000	116,400
		1,278,350
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	330,000	336,600
Media - 2.6%
AMC Entertainment, Inc.:
9.5% 2/1/11	195,000	192,075
9.875% 2/1/12	130,000	128,050
American Media Operations, Inc. 10.25% 5/1/09	270,000	278,775
AOL Time Warner, Inc. 5.625% 5/1/05	100,000	102,259
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	$ 110,000	$ 118,800
Chancellor Media Corp. 8% 11/1/08	210,000	226,800
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	110,000	31,900
0% 4/1/11 (d)	580,000	200,100
0% 5/15/11 (d)	230,000	57,500
10% 4/1/09	425,000	187,000
10.75% 10/1/09	385,000	169,400
Corus Entertainment, Inc. 8.75% 3/1/12	490,000	519,400
CSC Holdings, Inc.:
7.625% 4/1/11	400,000	377,000
7.625% 7/15/18	90,000	79,200
7.875% 2/15/18	35,000	30,800
EchoStar DBS Corp.:
9.125% 1/15/09	400,000	419,000
9.375% 2/1/09	770,000	808,500
10.375% 10/1/07	345,000	369,150
Entravision Communications Corp. 8.125% 3/15/09	370,000	388,500
Lamar Media Corp.:
7.25% 1/1/13 (e)	80,000	81,000
8.625% 9/15/07	30,000	31,388
LBI Media, Inc. 10.125% 7/15/12 (e)	240,000	250,800
News America Holdings, Inc. 7.75% 12/1/45	100,000	98,278
Nextmedia Operating, Inc. 10.75% 7/1/11	210,000	220,500
PanAmSat Corp.:
6.125% 1/15/05	150,000	146,250
6.375% 1/15/08	230,000	220,800
Penton Media, Inc. 11.875% 10/1/07	145,000	120,350
Quebecor Media, Inc. 11.125% 7/15/11	10,000	9,200
Radio One, Inc. 8.875% 7/1/11	605,000	648,863
Regal Cinemas Corp. 9.375% 2/1/12	335,000	355,100
TCI Communications, Inc. 9.8% 2/1/12	150,000	180,303
Telewest PLC yankee:
9.625% 10/1/06 (c)	565,000	101,700

	Principal Amount	Value (Note 1)
11% 10/1/07 (c)	$ 355,000	$ 65,675
Yell Finance BV 10.75% 8/1/11	375,000	412,500
		7,626,916
Specialty Retail - 0.0%
Hollywood Entertainment Corp. 9.625% 3/15/11	70,000	70,700
TOTAL CONSUMER DISCRETIONARY		14,980,303
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Constellation Brands, Inc. 8.125% 1/15/12	205,000	212,175
Food & Drug Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	65,000	71,250
Rite Aid Corp.:
6.125% 12/15/08 (e)	225,000	166,500
7.125% 1/15/07	65,000	53,950
		291,700
Food Products - 0.5%
Chiquita Brands International, Inc. 10.56% 3/15/09	130,000	132,600
Corn Products International, Inc.:
8.25% 7/15/07	335,000	336,675
8.45% 8/15/09	30,000	30,225
Dean Foods Co.:
6.625% 5/15/09	50,000	49,500
6.9% 10/15/17	40,000	36,400
8.15% 8/1/07	331,000	346,723
Del Monte Corp.:
8.625% 12/15/12 (e)	190,000	193,800
9.25% 5/15/11	70,000	72,800
Dole Food Co., Inc. 7.25% 5/1/09	180,000	172,800
Michael Foods, Inc. 11.75% 4/1/11	20,000	22,200
		1,393,723
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	60,000	56,400
Personal Products - 0.2%
Revlon Consumer Products Corp. 12% 12/1/05	560,000	537,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	$ 70,000	$ 76,032
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	30,000	31,300
		107,332
TOTAL CONSUMER STAPLES		2,598,930
ENERGY - 1.2%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	230,000	235,750
Grant Prideco, Inc.:
9% 12/15/09 (e)	50,000	52,250
9.625% 12/1/07	210,000	222,600
Key Energy Services, Inc. 8.375% 3/1/08	100,000	104,750
		615,350
Oil & Gas - 1.0%
Chesapeake Energy Corp.:
8.125% 4/1/11	195,000	200,850
8.5% 3/15/12	175,000	181,125
Encore Acquisition Co. 8.375% 6/15/12 (e)	245,000	254,800
Forest Oil Corp. 8% 12/15/11	120,000	126,300
Pemex Project Funding Master Trust 7.875% 2/1/09 (e)	100,000	107,500
Petro-Canada yankee 7% 11/15/28	50,000	51,278
Plains All American Pipeline LP 7.75% 10/15/12 (e)	120,000	124,200
Plains Exploration & Production Co. LP 8.75% 7/1/12 (e)	390,000	403,650
Teekay Shipping Corp. 8.875% 7/15/11	625,000	640,625
The Coastal Corp.:
6.2% 5/15/04	80,000	68,800
6.5% 5/15/06	130,000	105,300
6.95% 6/1/28	15,000	9,600
7.5% 8/15/06	75,000	61,500
7.75% 6/15/10	260,000	204,100
7.75% 10/15/35	15,000	9,900
7.75% 10/15/35	125,000	82,500
9.625% 5/15/12	65,000	52,650

	Principal Amount	Value (Note 1)
Valero Energy Corp. 6.875% 4/15/12	$ 25,000	$ 26,035
Vintage Petroleum, Inc. 8.25% 5/1/12	230,000	238,050
		2,948,763
TOTAL ENERGY		3,564,113
FINANCIALS - 2.3%
Banks - 0.1%
BankBoston Corp. 6.625% 2/1/04	20,000	20,841
Fleet Financial Group, Inc. 7.125% 4/15/06	40,000	44,306
MBNA America Bank NA 6.625% 6/15/12	30,000	30,579
MBNA Corp. 7.5% 3/15/12	45,000	48,379
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	50,000	57,871
7.816% 11/29/49	100,000	112,848
		314,824
Diversified Financials - 1.9%
AES Drax Holdings Ltd. 10.41% 12/31/20	270,000	151,200
Ahmanson Capital Trust I 8.36% 12/1/26 (e)	25,000	27,406
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	70,000	51,100
American General Finance Corp. 5.875% 7/14/06	100,000	107,646
Amvescap PLC yankee 5.9% 1/15/07	25,000	26,521
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	130,000	134,875
Capital One Financial Corp. 7.125% 8/1/08	100,000	92,609
Chukchansi Economic Development Authority 14.5% 6/15/09 (e)	125,000	125,625
CIT Group, Inc. 7.75% 4/2/12	30,000	33,695
Citigroup, Inc. 5.625% 8/27/12	70,000	73,604
Continental Airlines, Inc. pass thru trust certificates 6.795% 8/2/18	177,552	115,409
Countrywide Home Loans, Inc. 5.5% 8/1/06	80,000	85,064
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	20,000	21,375
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	$ 20,000	$ 19,979
7.57% 11/18/10	35,000	34,964
7.779% 11/18/05	25,000	20,000
7.92% 5/18/12	245,000	204,298
10.06% 1/2/16	80,000	64,000
Details Capital Corp. 12.5% 11/15/07	85,000	79,900
Deutsche Telekom International Finance BV:
8.25% 6/15/05	50,000	54,670
8.75% 6/15/30	50,000	57,758
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	215,000	197,800
10.625% 12/1/12 (e)	60,000	61,500
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	30,000	31,500
Ford Motor Credit Co. 7.5% 3/15/05	140,000	142,837
General Electric Capital Corp. 6% 6/15/12	65,000	70,179
General Motors Acceptance Corp.:
6.75% 1/15/06	40,000	41,425
6.875% 9/15/11	60,000	59,836
Goldman Sachs Group, Inc. 6.6% 1/15/12	125,000	138,124
Household Finance Corp.:
6.375% 10/15/11	15,000	15,683
6.5% 1/24/06	40,000	42,597
7% 5/15/12	5,000	5,476
J.P. Morgan Chase & Co. 5.35% 3/1/07	50,000	52,890
Lehman Brothers Holdings, Inc. 6.25% 5/15/06	50,000	54,667
Merrill Lynch & Co., Inc. 4% 11/15/07	100,000	101,020
Morgan Stanley 6.6% 4/1/12	40,000	44,333
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	80,000	84,088
NiSource Finance Corp. 7.875% 11/15/10	80,000	87,922
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	100,100	85,718

	Principal Amount	Value (Note 1)
7.248% 7/2/14	$ 128,720	$ 64,360
7.575% 3/1/19	82,320	78,204
7.691% 4/1/17	20,000	16,000
7.95% 9/1/16	19,053	15,242
8.304% 9/1/10	108,557	75,990
Petronas Capital Ltd. 7% 5/22/12 (e)	80,000	87,950
PTC International Finance BV yankee 10.75% 7/1/07	161,000	167,440
PTC International Finance II SA yankee 11.25% 12/1/09	345,000	365,700
Qwest Capital Funding, Inc.:
5.875% 8/3/04	150,000	129,000
7% 8/3/09	170,000	113,900
7.25% 2/15/11	440,000	290,400
7.625% 8/3/21	50,000	29,250
7.75% 8/15/06	130,000	93,600
7.9% 8/15/10	100,000	67,000
R. H. Donnelley Finance Corp. I 8.875% 12/15/10 (e)	80,000	85,600
SESI LLC 8.875% 5/15/11	30,000	30,600
Sprint Capital Corp. 6.875% 11/15/28	75,000	60,375
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	120,000	11,400
U.S. Airways pass thru trust certificates 6.85% 7/30/19	59,124	47,299
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	320,000	256,000
6.375% 7/15/08	75,000	48,000
6.5% 11/15/18	50,000	26,500
6.875% 7/15/28	535,000	304,950
Verizon Wireless Capital LLC 5.375% 12/15/06	50,000	52,234
		5,416,287
Insurance - 0.0%
MetLife, Inc. 5.375% 12/15/12	10,000	10,330
Principal Life Global Funding I 6.25% 2/15/12 (e)	25,000	26,500
		36,830
Real Estate - 0.3%
Boston Properties, Inc. 6.25% 1/15/13 (e)	30,000	30,462
CenterPoint Properties Trust 6.75% 4/1/05	100,000	107,618
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	320,000	330,400
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Duke Realty LP New 6.875% 3/15/05	$ 100,000	$ 107,128
EOP Operating LP 7.75% 11/15/07	50,000	56,708
Regency Centers LP 6.75% 1/15/12	45,000	48,589
Senior Housing Properties Trust 8.625% 1/15/12	245,000	241,325
		922,230
TOTAL FINANCIALS		6,690,171
HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.2%
ALARIS Medical Systems, Inc. 11.625% 12/1/06	245,000	275,625
Fisher Scientific International, Inc.:
8.125% 5/1/12	140,000	144,200
9% 2/1/08	30,000	31,275
		451,100
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc. 11% 1/2/07	216,400	215,859
Fountain View, Inc. 11.25% 4/15/08 (c)	460,000	276,000
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	30,000	28,800
PacifiCare Health Systems, Inc. 10.75% 6/1/09	235,000	250,863
Stewart Enterprises, Inc. 10.75% 7/1/08	110,000	121,550
Tenet Healthcare Corp.:
5.375% 11/15/06	35,000	31,850
6.375% 12/1/11	70,000	64,400
6.5% 6/1/12	85,000	78,625
Triad Hospitals, Inc. 8.75% 5/1/09	375,000	401,250
Unilab Corp. 12.75% 10/1/09	97,000	113,490
		1,582,687

	Principal Amount	Value (Note 1)
Pharmaceuticals - 0.2%
aaiPharma, Inc. 11% 4/1/10	$ 160,000	$ 160,000
Biovail Corp. yankee 7.875% 4/1/10	320,000	321,600
		481,600
TOTAL HEALTH CARE		2,515,387
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.3%
Alliant Techsystems, Inc. 8.5% 5/15/11	395,000	426,600
BE Aerospace, Inc.:
8.875% 5/1/11	235,000	171,550
9.5% 11/1/08	25,000	19,250
Raytheon Co. 6.75% 8/15/07	125,000	138,609
Transdigm, Inc. 10.375% 12/1/08	220,000	221,100
		977,109
Airlines - 0.0%
Delta Air Lines, Inc.:
8.3% 12/15/29	140,000	77,000
8.54% 1/2/07	52,729	39,547
		116,547
Commercial Services & Supplies - 0.7%
Allied Waste North America, Inc.:
7.625% 1/1/06	495,000	495,000
7.875% 1/1/09	40,000	39,700
8.875% 4/1/08	390,000	397,800
American Color Graphics, Inc. 12.75% 8/1/05	210,000	207,900
Browning-Ferris Industries, Inc. 6.375% 1/15/08	220,000	194,700
Iron Mountain, Inc.:
8.25% 7/1/11	125,000	128,750
8.625% 4/1/13	10,000	10,450
JohnsonDiversey, Inc. 9.625% 5/15/12 (e)	295,000	309,750
Pierce Leahy Command Co. yankee 8.125% 5/15/08	55,000	56,238
World Color Press, Inc.:
7.75% 2/15/09	220,000	220,000
8.375% 11/15/08	30,000	30,450
		2,090,738
Industrial Conglomerates - 0.2%
Tyco International Group SA:
6.125% 11/1/08	15,000	14,025
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tyco International Group SA: - continued
yankee:
6.375% 10/15/11	$ 335,000	$ 313,225
6.75% 2/15/11	100,000	94,500
		421,750
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08	60,000	64,800
Cummins, Inc. 9.5% 12/1/10 (e)	80,000	84,800
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	55,000	56,100
		205,700
Marine - 0.1%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	170,000	130,900
10.25% 11/15/06	320,000	201,600
		332,500
Road & Rail - 0.4%
Kansas City Southern Railway Co.:
7.5% 6/15/09	410,000	430,500
9.5% 10/1/08	40,000	43,900
TFM SA de CV yankee 11.75% 6/15/09	710,000	699,350
		1,173,750
TOTAL INDUSTRIALS		5,318,094
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.0%
L-3 Communications Corp.:
7.625% 6/15/12	55,000	56,925
8% 8/1/08	10,000	10,375
8.5% 5/15/08	20,000	20,800
Motorola, Inc. 8% 11/1/11	25,000	25,875
		113,975
Computers & Peripherals - 0.1%
Compaq Computer Corp. 7.65% 8/1/05	40,000	43,724
Hewlett-Packard Co. 6.5% 7/1/12	65,000	72,138
Seagate Technology HDD Holdings 8% 5/15/09 (e)	180,000	183,600
		299,462

	Principal Amount	Value (Note 1)
Electronic Equipment & Instruments - 0.2%
Flextronics International Ltd. yankee 9.875% 7/1/10	$ 260,000	$ 280,800
Sanmina-SCI Corp. 10.375% 1/15/10 (e)	140,000	141,400
		422,200
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp. 10.5% 2/1/09	80,000	86,800
Micron Technology, Inc. 6.5% 9/30/05 (i)	1,000,000	865,000
		951,800
TOTAL INFORMATION TECHNOLOGY		1,787,437
MATERIALS - 1.8%
Chemicals - 0.3%
Compass Minerals Group, Inc. 10% 8/15/11	250,000	273,750
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (e)	120,000	84,000
Huntsman International LLC 9.875% 3/1/09	275,000	281,875
Lyondell Chemical Co.:
9.5% 12/15/08	115,000	104,650
9.625% 5/1/07	115,000	109,538
9.875% 5/1/07	80,000	76,800
11.125% 7/15/12	60,000	58,500
		989,113
Containers & Packaging - 0.7%
BWAY Corp. 10% 10/15/10 (e)	60,000	62,250
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (e)	165,000	169,950
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (e)	145,000	146,813
8.875% 2/15/09	435,000	448,050
Owens-Illinois, Inc.:
7.15% 5/15/05	190,000	183,825
7.5% 5/15/10	70,000	64,575
7.8% 5/15/18	30,000	24,900
7.85% 5/15/04	170,000	166,175
8.1% 5/15/07	150,000	145,500
Packaging Corp. of America 9.625% 4/1/09	175,000	189,000
Riverwood International Corp. 10.625% 8/1/07	275,000	283,250
Sealed Air Corp. 6.95% 5/15/09 (e)	320,000	332,800
		2,217,088
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc. 7.2% 11/15/26	$ 575,000	$ 560,625
Luscar Coal Ltd. 9.75% 10/15/11	200,000	215,000
P&L Coal Holdings Corp. 8.875% 5/15/08	300,000	315,000
Phelps Dodge Corp.:
8.75% 6/1/11	155,000	160,425
9.5% 6/1/31	240,000	243,600
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(e)	230,000	124,200
Steel Dynamics, Inc. 9.5% 3/15/09	35,000	36,750
		1,655,600
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.5% 5/15/06	30,000	28,200
8.125% 5/15/11	100,000	94,000
Norske Skog Canada Ltd. 8.625% 6/15/11	40,000	40,400
Stone Container Corp.:
8.375% 7/1/12	170,000	174,463
9.75% 2/1/11	205,000	219,350
Weyerhaeuser Co. 6.75% 3/15/12	25,000	27,258
		583,671
TOTAL MATERIALS		5,445,472
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.9%
AT&T Corp. 6.5% 3/15/13	95,000	95,297
Citizens Communications Co.:
8.5% 5/15/06	100,000	110,740
8.5% 5/15/06	70,000	77,518
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (c)	555,000	49,950
11.75% 12/15/05 (c)	345,000	31,050
France Telecom SA 9.25% 3/1/11	50,000	57,814
NTL Communications Corp.:
0% 10/1/08 (c)(d)	660,000	59,400
11.5% 10/1/08 (c)	390,000	35,100
NTL, Inc. 0% 4/1/08 (c)(d)	115,000	11,500

	Principal Amount	Value (Note 1)
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	$ 35,000	$ 32,375
Qwest Corp. 8.875% 3/15/12 (e)	310,000	300,700
Rogers Cantel, Inc. yankee 9.375% 6/1/08	170,000	159,800
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	55,000	58,232
Telefonos de Mexico SA de CV 8.25% 1/26/06	100,000	109,500
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	5,000	113
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	185,000	33,300
11.25% 11/1/08 (c)	190,000	34,200
TELUS Corp. yankee 8% 6/1/11	100,000	96,000
Tritel PCS, Inc. 0% 5/15/09 (d)	374,000	349,690
U.S. West Communications:
7.2% 11/1/04	165,000	156,750
7.2% 11/10/26	55,000	42,900
7.25% 9/15/25	60,000	47,700
Verizon New York, Inc.:
6.875% 4/1/12	50,000	56,169
7.375% 4/1/32	25,000	28,909
WorldCom, Inc.:
7.5% 5/15/11 (c)	1,440,000	331,200
8.25% 5/15/31 (c)	435,000	100,050
		2,465,957
Wireless Telecommunication Services - 0.9%
American Tower Corp. 9.375% 2/1/09	190,000	150,100
AT&T Wireless Services, Inc.:
7.875% 3/1/11	25,000	25,125
8.75% 3/1/31	60,000	58,800
Crown Castle International Corp.:
9.5% 8/1/11	35,000	28,175
10.75% 8/1/11	110,000	95,700
Millicom International Cellular SA yankee 13.5% 6/1/06	220,000	105,600
Nextel Communications, Inc.:
0% 2/15/08 (d)	160,000	144,000
9.375% 11/15/09	40,000	36,200
9.5% 2/1/11	35,000	31,500
9.75% 10/31/07	1,125,000	1,029,375
Orange PLC yankee 9% 6/1/09	395,000	414,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Rogers Wireless, Inc. 9.625% 5/1/11	$ 320,000	$ 302,400
TeleCorp PCS, Inc.:
0% 4/15/09 (d)	245,000	229,075
10.625% 7/15/10	88,000	95,480
		2,746,280
TOTAL TELECOMMUNICATION SERVICES		5,212,237
UTILITIES - 2.8%
Electric Utilities - 1.6%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (e)	35,000	22,400
Avon Energy Partners Holdings 6.46% 3/4/08 (e)	130,000	113,100
CMS Energy Corp.:
7.5% 1/15/09	160,000	136,800
8.375% 7/1/03	305,000	297,375
8.9% 7/15/08	30,000	25,500
9.875% 10/15/07	265,000	241,150
Dominion Resources, Inc. 6.25% 6/30/12	35,000	37,023
Duke Capital Corp. 6.75% 2/15/32	5,000	3,913
Edison International 6.875% 9/15/04	390,000	364,650
FirstEnergy Corp. 6.45% 11/15/11	65,000	64,665
Illinois Power Co.:
7.5% 6/15/09	60,000	49,200
11.5% 12/15/10 (e)	140,000	135,100
Israel Electric Corp. Ltd. 7.75% 12/15/27 (e)	30,000	27,147
Nevada Power Co. 10.875% 10/15/09 (e)	90,000	90,000
Oncor Electric Delivery Co.:
7% 9/1/22 (e)	275,000	256,412
7.25% 1/15/33 (e)	125,000	127,688
Pacific Gas & Electric Co.:
6.75% 10/1/23	105,000	96,600
7.05% 3/1/24	55,000	51,150
9.625% 11/1/05 (e)	430,000	421,400
PSI Energy, Inc. 6.65% 6/15/06	75,000	80,547
Public Service Co. of Colorado 7.875% 10/1/12 (e)	25,000	27,907

	Principal Amount	Value (Note 1)
Reliant Energy Resources Corp.:
7.75% 2/15/11	$ 80,000	$ 67,200
8.125% 7/15/05	50,000	46,079
8.125% 7/15/05	410,000	377,851
Sierra Pacific Power Co. 8% 6/1/08	255,000	239,700
Southern California Edison Co.:
7.125% 7/15/25	20,000	18,550
7.25% 3/1/26	50,000	46,375
7.625% 1/15/10	120,000	112,800
8.95% 11/3/03	350,000	346,500
TECO Energy, Inc.:
7% 5/1/12	45,000	37,800
10.5% 12/1/07 (e)	230,000	225,400
Texas Utilities Co. 6.375% 1/1/08	75,000	67,125
TXU Corp. 6.375% 6/15/06	375,000	343,125
		4,598,232
Gas Utilities - 0.5%
CMS Panhandle Holding Co. 6.5% 7/15/09	175,000	168,000
Consolidated Natural Gas Co. 6.85% 4/15/11	25,000	27,908
El Paso Energy Corp.:
6.75% 5/15/09	125,000	86,250
7.375% 12/15/12	10,000	6,700
8.05% 10/15/30	40,000	24,800
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	25,000	28,032
7.3% 8/15/33	50,000	53,603
Noram Energy Corp. 6.5% 2/1/08	75,000	63,000
Northwest Pipeline Corp. 6.625% 12/1/07	80,000	74,400
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	30,000	27,000
8.25% 4/1/10	70,000	67,550
Sempra Energy 7.95% 3/1/10	25,000	28,507
Southern Natural Gas Co.:
7.35% 2/15/31	310,000	258,850
8% 3/1/32	10,000	8,750
Tennessee Gas Pipeline Co.:
6% 12/15/11	10,000	8,400
7% 10/15/28	20,000	15,400
Transcontinental Gas Pipe Line:
6.125% 1/15/05	100,000	93,000
6.25% 1/15/08	215,000	191,350
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Transcontinental Gas Pipe Line: - continued
8.875% 7/15/12 (e)	$ 205,000	$ 205,000
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	40,000	27,800
		1,464,300
Multi-Utilities & Unregulated Power - 0.7%
AES Corp. 9.5% 6/1/09	345,000	207,000
El Paso Corp.:
7% 5/15/11	195,000	132,600
7.875% 6/15/12 (e)	290,000	203,000
Western Resources, Inc.:
6.875% 8/1/04	105,000	96,600
7.875% 5/1/07	395,000	400,925
9.75% 5/1/07	335,000	308,200
Williams Companies, Inc.:
6.625% 11/15/04	140,000	104,300
6.75% 1/15/06	180,000	125,100
7.125% 9/1/11	25,000	16,375
7.125% 9/1/11	615,000	402,825
7.5% 1/15/31	35,000	21,875
7.625% 7/15/19	125,000	78,750
8.125% 3/15/12 (e)	195,000	132,600
		2,230,150
TOTAL UTILITIES		8,292,682
TOTAL NONCONVERTIBLE BONDS		56,404,826
TOTAL CORPORATE BONDS (Cost $63,478,344)		62,071,289
U.S. Government and Government Agency Obligations - 2.1%

U.S. Government Agency Obligations - 0.6%
Fannie Mae:
4.75% 1/2/07	125,000	132,596
5% 1/15/07	686,000	743,593
5.25% 4/15/07	435,000	476,232
6.25% 2/1/11	65,000	72,741
Freddie Mac:
5.75% 1/15/12	150,000	166,905
5.875% 3/21/11	205,000	224,822
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		1,816,889

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 1.5%
U.S. Treasury Bills, yield at date of purchase 1.38% to 1.54% 1/9/03 to 1/30/03 (g)	$ 900,000	$ 899,525
U.S. Treasury Bonds:
6.25% 5/15/30	645,000	771,859
6.625% 2/15/27	50,000	61,770
8% 11/15/21	364,000	507,183
U.S. Treasury Notes:
3.375% 4/30/04	1,275,000	1,309,514
6.5% 2/15/10	620,000	741,093
7% 7/15/06	81,000	93,913
TOTAL U.S. TREASURY OBLIGATIONS		4,384,857
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $6,026,279)		6,201,746
U.S. Government Agency - Mortgage Securities - 2.7%

Fannie Mae - 2.2%
5.5% 1/1/33 (f)	1,000,000	1,020,626
6% 4/1/13 to 1/1/29	608,158	639,210
6% 1/1/33 (f)	1,688,252	1,746,286
6.5% 5/1/17 to 8/1/32	1,940,362	2,028,468
6.5% 1/1/33 (f)	792,049	824,969
7.5% 5/1/24 to 2/1/28	155,241	165,816
TOTAL FANNIE MAE		6,425,375
Freddie Mac - 0.0%
7.5% 8/1/28	42,107	45,061
Government National Mortgage Association - 0.5%
6.5% 8/15/27	330,555	347,823
7% 7/15/28 to 7/15/32	671,706	712,652
7.5% 1/15/26 to 8/15/28	285,725	305,255
8.5% 11/15/30	55,080	59,767
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		1,425,497
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $7,639,890)		7,895,933
Asset-Backed Securities - 0.1%
	Principal Amount	Value (Note 1)
CIT Marine Trust 5.8% 4/15/10	$ 21,451	$ 21,633
DaimlerChrysler Auto Trust 5.16% 1/6/05	130,000	132,050
Ford Credit Auto Owner Trust 5.71% 9/15/05	35,000	36,744
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	125,000	133,965
Sears Credit Account Master Trust II 7.5% 11/15/07	50,000	52,045
UAF Auto Grantor Trust 6.1% 6/15/04 (e)	6,914	6,956
TOTAL ASSET-BACKED SECURITIES (Cost $369,005)		383,393
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 6.7825% 12/29/25 (e)(h)	37,571	17,648
U.S. Government Agency - 0.1%
Fannie Mae:
planned amortization class Series 1999-54 Class PH, 6.5% 11/18/29	100,000	107,018
REMIC planned amortization class Series 1999-57 Class PH, 6.5% 12/25/29	100,000	105,230
TOTAL U.S. GOVERNMENT AGENCY		212,248
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $205,227)		229,896
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	125,695	138,295
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	91,372	99,397
Class B, 7.48% 2/1/08	80,000	90,204

	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	$ 15,000	$ 16,308
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	140,000	146,606
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9992% 4/29/39 (e)(h)	320,000	274,300
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(e)(h)	250,000	0
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (e)	250,000	259,219
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (h)	45,000	43,144
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (e)	100,000	93,469
LTC Commercial Mortgage pass thru certificates:
sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (e)	68,093	68,689
Series 1996-1 Class E, 9.16% 4/15/28	500,000	335,625
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	25,882	26,299
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 11/15/07 (e)	140,000	152,775
Class E2, 7.224% 11/15/07 (e)	100,000	107,688
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,162,214)		1,852,018
Foreign Government and Government Agency Obligations - 0.1%

Chilean Republic:
6.875% 4/28/09	50,000	54,649
7.125% 1/11/12	40,000	45,300
Malaysian Government 7.5% 7/15/11	25,000	28,922
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
Polish Government 6.25% 7/3/12	$ 50,000	$ 55,500
United Mexican States 9.875% 2/1/10	80,000	98,208
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $249,364)		282,579
Floating Rate Loans - 0.2%

FINANCIALS - 0.1%
Diversified Financials - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6.25% 9/30/10 (f)(h)	355,000	287,550
UTILITIES - 0.1%
Electric Utilities - 0.1%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (h)	130,000	137,800
TOTAL FLOATING RATE LOANS (Cost $417,063)		425,350
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	16,481,571	16,481,571
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	134,621	134,621
TOTAL MONEY MARKET FUNDS (Cost $16,616,192)		16,616,192
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $335,233,105)		296,445,042
NET OTHER ASSETS - (0.7)%		(1,998,219)
NET ASSETS - 100%		$ 294,446,823
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
10 S&P 500 Index Contracts	March 2003	$ 2,197,250	$ (68,184)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,878,199 or 2.7% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $173,934.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
U.S. Governments	4.6%
AAA, AA, A	1.1
BBB	2.4
BB	6.5
B	9.8
CCC, CC, C	1.9
Not Rated	0.4
Equities	68.8
Other Investments	0.0
Short-Term and Net Other Assets	4.5
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $486,933,210 and $541,017,307, respectively, of which long-term U.S. government and government agency obligations aggregated $51,928,867 and $52,769,134, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $33,685 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $865,000 or 0.3% of net assets.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $65,872,000 of which $54,731,000 and $11,141,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (including securities loaned of $129,236) (cost $335,233,105) - See accompanying schedule		$ 296,445,042
Cash		130,022
Receivable for investments sold		1,023,110
Receivable for fund shares sold		14,474
Dividends receivable		346,677
Interest receivable		1,535,493
Receivable for daily variation on futures contracts		3,700
Other receivables		52,112
Total assets		299,550,630
Liabilities
Payable for investments purchased Regular delivery	$ 648,891
Delayed delivery	3,853,078
Payable for fund shares redeemed	258,179
Accrued management fee	147,249
Distribution fees payable	1,377
Other payables and accrued expenses	60,412
Collateral on securities loaned, at value	134,621
Total liabilities		5,103,807

Net Assets		$ 294,446,823
Net Assets consist of:
Paid in capital		$ 394,226,327
Undistributed net investment income		11,827,058
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(72,750,525)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(38,856,037)
Net Assets		$ 294,446,823
Initial Class: Net Asset Value, offering price and redemption price per share ($284,298,078 ÷ 27,527,773 shares)		$ 10.33

Service Class: Net Asset Value, offering price and redemption price per share ($6,104,626 ÷ 594,677 shares)		$ 10.27

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,044,119 ÷ 395,931 shares)		$ 10.21

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 3,705,578
Interest		8,544,419
Security lending		12,461
Total income		12,262,458

Expenses
Management fee	$ 2,004,217
Transfer agent fees	245,322
Distribution fees	19,180
Accounting and security lending fees	131,737
Non-interested trustees' compensation	1,251
Custodian fees and expenses	37,950
Audit	34,013
Legal	2,570
Miscellaneous	40,875
Total expenses before reductions	2,517,115
Expense reductions	(134,187)	2,382,928
Net investment income (loss)		9,879,530
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(12,249,739)
Foreign currency transactions	41
Futures contracts	(1,057,809)
Total net realized gain (loss)		(13,307,507)
Change in net unrealized appreciation (depreciation) on: Investment securities	(59,773,307)
Assets and liabilities in foreign currencies	13
Futures contracts	(68,184)
Total change in net unrealized appreciation (depreciation)		(59,841,478)
Net gain (loss)		(73,148,985)
Net increase (decrease) in net assets resulting from operations		$ (63,269,455)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,879,530	$ 11,049,699
Net realized gain (loss)	(13,307,507)	(61,039,175)
Change in net unrealized appreciation (depreciation)	(59,841,478)	12,082,275
Net increase (decrease) in net assets resulting from operations	(63,269,455)	(37,907,201)
Distributions to shareholders from net investment income	(10,416,607)	(13,343,864)
Distributions to shareholders from net realized gain	-	(16,105,049)
Total distributions	(10,416,607)	(29,448,913)
Share transactions - net increase (decrease)	(45,895,376)	(16,320,571)
Total increase (decrease) in net assets	(119,581,438)	(83,676,685)

Net Assets
Beginning of period	414,028,261	497,704,946
End of period (including undistributed net investment income of $11,827,058 and undistributed net investment income of $12,720,942, respectively)	$ 294,446,823	$ 414,028,261
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	2,002,299	59,590	86,311
Reinvested	852,581	19,176	10,444
Redeemed	(7,128,518)	(249,039)	(120,333)
Net increase (decrease)	(4,273,638)	(170,273)	(23,578)
Dollars
Sold	$ 22,203,801	$ 701,545	$ 952,932
Reinvested	10,068,980	225,322	122,305
Redeemed	(76,233,884)	(2,697,681)	(1,238,696)
Net increase (decrease)	$ (43,961,103)	$ (1,770,814)	$ (163,459)
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	2,648,332	86,383	262,678
Reinvested	2,071,741	53,533	15,343
Redeemed	(6,380,641)	(244,489)	(74,696)
Net increase (decrease)	(1,660,568)	(104,573)	203,325
Dollars
Sold	$ 33,703,712	$ 1,109,889	$ 3,373,478
Reinvested	28,507,157	732,326	209,431
Redeemed	(80,043,164)	(3,021,914)	(891,486)
Net increase (decrease)	$ (17,832,295)	$ (1,179,699)	$ 2,691,423

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,068,980	$ 225,322	$ 122,305
From net realized gain	-	-	-
Total	$ 10,068,980	$ 225,322	$ 122,305

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,927,664	$ 322,572	$ 93,628
From net realized gain	15,579,493	409,753	115,803
Total	$ 28,507,157	$ 732,325	$ 209,431

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.56	$ 14.41	$ 18.38	$ 17.03	$ 16.36
Income from Investment Operations
Net investment income (loss) C	.32	.32	.42	.40	.41
Net realized and unrealized gain (loss)	(2.23)	(1.31)	(2.52)	2.04	2.19
Total from investment operations	(1.91)	(.99)	(2.10)	2.44	2.60
Distributions from net investment income	(.32)	(.39)	(.37)	(.41)	(.34)
Distributions from net realized gain	-	(.47)	(1.50)	(.68)	(1.59)
Total distributions	(.32)	(.86)	(1.87)	(1.09)	(1.93)
Net asset value, end of period	$ 10.33	$ 12.56	$ 14.41	$ 18.38	$ 17.03
Total Return A,B	(15.53)%	(7.39)%	(12.47)%	15.26%	17.57%
Ratios to Average Net Assets D
Expenses before expense reductions	.73%	.73%	.69%	.71%	.73%
Expenses net of voluntary waivers, if any	.73%	.73%	.69%	.71%	.73%
Expenses net of all reductions	.69%	.72%	.68%	.70%	.72%
Net investment income (loss)	2.88%	2.55%	2.61%	2.38%	2.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 284,298	$ 399,273	$ 482,165	$ 580,555	$ 528,874
Portfolio turnover rate	149%	111%	147%	92%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.47	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Income from Investment Operations
Net investment income (loss) C	.30	.31	.40	.38	.40
Net realized and unrealized gain (loss)	(2.20)	(1.32)	(2.50)	2.03	2.14
Total from investment operations	(1.90)	(1.01)	(2.10)	2.41	2.54
Distributions from net investment income	(.30)	(.37)	(.36)	(.41)	(.34)
Distributions from net realized gain	-	(.47)	(1.50)	(.68)	(1.59)
Total distributions	(.30)	(.84)	(1.86)	(1.09)	(1.93)
Net asset value, end of period	$ 10.27	$ 12.47	$ 14.32	$ 18.28	$ 16.96
Total Return A,B	(15.54)%	(7.57)%	(12.54)%	15.13%	17.18%
Ratios to Average Net Assets D
Expenses before expense reductions	.84%	.83%	.80%	.82%	.89%
Expenses net of voluntary waivers, if any	.84%	.83%	.80%	.82%	.89%
Expenses net of all reductions	.80%	.82%	.79%	.81%	.88%
Net investment income (loss)	2.77%	2.44%	2.50%	2.27%	2.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,105	$ 9,542	$ 12,449	$ 10,825	$ 3,165
Portfolio turnover rate	149%	111%	147%	92%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income (loss) E	.28	.28	.34
Net realized and unrealized gain (loss)	(2.21)	(1.30)	(1.96)
Total from investment operations	(1.93)	(1.02)	(1.62)
Distributions from net investment income	(.29)	(.38)	(.36)
Distributions from net realized gain	-	(.47)	(1.50)
Total distributions	(.29)	(.85)	(1.86)
Net asset value, end of period	$ 10.21	$ 12.43	$ 14.30
Total Return B,C,D	(15.83)%	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.03%	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.03%	1.00%	.97% A
Expenses net of all reductions	.99%	.99%	.95% A
Net investment income (loss)	2.58%	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,044	$ 5,213	$ 3,091
Portfolio turnover rate	149%	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Performance

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Service Class	-8.75%	0.98%	6.12%
Fidelity Balanced 60/40 Composite	-9.82%	3.10%	10.03%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
Variable Annuity Balanced Funds Average	-10.17%	1.92%	n/a*

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 SM  Index and the Lehman Brothers® Aggregate Bond Index. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Service Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Balanced 60/40 Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Louis Salemy (right), Lead Portfolio Manager of Balanced Portfolio, and Ford O'Neil (left), manager for fixed-income investments

Q. How did the fund perform, Louis?

L.S. For the year ending December 31, 2002, the fund outperformed both the Fidelity Balanced 60/40 Composite Index and the Lipper Inc. variable annuity balanced funds average, which fell 9.82% and 10.17%, respectively.

Q. What allowed the fund to beat its benchmarks?

L.S. Favoring stronger-performing fixed-income securities - including bonds and cash - rather than stocks was helpful in a weak equity market, though within equities we benefited from maintaining very little exposure to the downturn in technology stocks. I sharply reduced the tech weighting after taking over the fund in February and never looked back. To me, the earnings expectations and valuations of tech firms were still too high, given a backdrop of weak capital spending and no major breakthrough technologies to drive another growth wave. While such prominent hardware names as Intel and IBM rallied with the rest of the sector during the fourth quarter, not owning them for the year was quite positive overall versus the index. At the same time, we got a boost from overweighting Microsoft, which benefited as one of the few large-cap tech companies whose earnings didn't disappoint. Also key was avoiding other groups plagued by overcapacity, such as utilities, as well as owning the right telecommunication services stocks - namely wireless provider Nextel.

Q. What else helped performance within equities?

L.S. It was tough finding many solid companies that were attractively priced and had good sustainable earnings growth. That said, I held more-concentrated positions in a mix of both cyclical and stable-growth stocks that I felt could help us do well in any economic environment. On the cyclical side, I avoided poor-performing traditional value names and instead used price declines to become more aggressive in such brokerage houses as Morgan Stanley and Merrill Lynch, which stood to benefit from an economic recovery. While we were early with these stocks, as capital markets activity remained anemic, they still held up relatively well due to improved profit margins and earnings power. The stable-growth part of the fund also contributed. We benefited in consumer discretionary by owning good growth stories in media, including advertising company Omnicom Group and satellite TV provider EchoStar Communications.

Q. What holdings hurt performance?

L.S. One part of my cyclical strategy that hurt performance was the fund's holdings in regional Bell operating company BellSouth, which suffered despite the solid management of its business during the economic downturn. We also owned some stocks and high-yield bonds of companies that suffered from corporate scandals and credit-quality downgrades. Our stake in biotechnology firm Amgen dampened results in the health care sector, while having too few regional banks dragged on the performance of our financial holdings. Finally, Home Depot was a big detractor on the retailing front.

Q. Turning to you, Ford, how did the fund's investment-grade holdings fare?

F.O. Bonds generally fared well amid a favorable interest rate environment, spurred by sluggish economic growth, lackluster corporate profitability and slumping stock prices. Against that backdrop, the subportfolio had solid absolute returns and beat its index, largely due to good sector and security selection. We focused on high-quality mortgage securities that were less vulnerable to prepayment activity, which sheltered us from two massive refinancing waves, and whose higher yields helped offset the sharp rally in government bonds. We also did fairly well in corporate bonds, even though as a sector they lagged the broader bond market. While our bias toward this sector hurt slightly overall, solid credit analysis and diversification helped us sidestep several prominent issuers that were downgraded. We also benefited late in the period when our corporates rallied strongly.

Q. What's your outlook, Louis?

L.S. I'm still cautious, as valuations in several industries are now less attractive following the recent run-up in the market. The ability of many companies - particularly within technology and health care - to grow their earnings going forward also remains a challenge. Paralysis in the capital markets has cast a pall over the entire economy, making it difficult for many firms to refinance and pay down debt, or even fund their businesses. We'll need to see some improvement here before the economy can begin growing again. Until then, I'll try to manage the fund for any economic environment through a balance of growth cyclicals and "Steady Eddies" that I feel can consistently increase their earnings power over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	3.0
Omnicom Group, Inc.	2.9
Morgan Stanley	2.8
Merrill Lynch & Co., Inc.	2.6
BellSouth Corp.	2.6
13.9
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	19.3
Consumer Discretionary	14.8
Consumer Staples	7.6
Telecommunication Services	6.1
Industrials	5.3
Asset Allocation as of December 31, 2002
% of fund's net assets*
Stocks	49.3%
Bonds	39.5%
Short-Term Investments and Net Other Assets	11.0%
Other Investments	0.2%
* Foreign investments	3.9%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 49.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.6%
Media - 6.6%
AOL Time Warner, Inc. (a)	12	$ 157
Comcast Corp. Class A (special) (a)	56,500	1,276,335
E.W. Scripps Co. Class A	39,200	3,016,440
EchoStar Communications Corp. Class A (a)	185,100	4,120,326
Omnicom Group, Inc.	123,900	8,003,940
Pegasus Communications Corp. Class A (a)	256,000	335,360
Walt Disney Co.	89,400	1,458,114
		18,210,672
Multiline Retail - 3.4%
Kohl's Corp. (a)	60,000	3,357,000
Wal-Mart Stores, Inc.	120,500	6,086,455
		9,443,455
Specialty Retail - 1.1%
Hollywood Entertainment Corp. (a)	93,300	1,408,830
Home Depot, Inc.	63,550	1,522,658
		2,931,488
Textiles Apparel & Luxury Goods - 0.5%
Liz Claiborne, Inc.	42,400	1,257,160
TOTAL CONSUMER DISCRETIONARY		31,842,775
CONSUMER STAPLES - 7.0%
Beverages - 0.6%
The Coca-Cola Co.	36,600	1,603,812
Food & Drug Retailing - 0.6%
Walgreen Co.	55,800	1,628,802
Food Products - 0.7%
McCormick & Co., Inc. (non-vtg.)	62,400	1,447,680
Unilever PLC sponsored ADR	10,400	397,800
		1,845,480
Household Products - 1.5%
Colgate-Palmolive Co.	41,200	2,160,116
Kimberly-Clark Corp.	40,100	1,903,547
		4,063,663
Personal Products - 3.0%
Gillette Co.	272,700	8,279,172
Tobacco - 0.6%
Philip Morris Companies, Inc.	40,250	1,631,333
TOTAL CONSUMER STAPLES		19,052,262
ENERGY - 1.6%
Oil & Gas - 1.6%
Exxon Mobil Corp.	127,732	4,462,956

	Shares	Value (Note 1)
FINANCIALS - 13.6%
Banks - 2.8%
Bank One Corp.	30,500	$ 1,114,775
Wells Fargo & Co.	138,900	6,510,243
		7,625,018
Diversified Financials - 8.6%
Fannie Mae	41,200	2,650,396
Freddie Mac	89,400	5,279,070
Goldman Sachs Group, Inc.	10,400	708,240
Merrill Lynch & Co., Inc.	190,600	7,233,270
Morgan Stanley	194,600	7,768,432
		23,639,408
Insurance - 2.2%
Allstate Corp.	37,900	1,401,921
American International Group, Inc.	60,050	3,473,893
PartnerRe Ltd.	19,200	994,944
		5,870,758
TOTAL FINANCIALS		37,135,184
HEALTH CARE - 3.5%
Biotechnology - 1.0%
Amgen, Inc. (a)	58,500	2,827,890
Health Care Equipment & Supplies - 0.6%
Medtronic, Inc.	33,200	1,513,920
Pharmaceuticals - 1.9%
Allergan, Inc.	21,600	1,244,592
Bristol-Myers Squibb Co.	18,900	437,535
Pfizer, Inc.	112,400	3,436,068
		5,118,195
TOTAL HEALTH CARE		9,460,005
INDUSTRIALS - 4.3%
Aerospace & Defense - 1.1%
Lockheed Martin Corp.	19,500	1,126,125
Northrop Grumman Corp.	13,900	1,348,300
United Technologies Corp.	10,200	631,788
		3,106,213
Airlines - 0.2%
Mesaba Holdings, Inc. (a)	2,493	15,257
Southwest Airlines Co.	31,200	433,680
		448,937
Building Products - 0.4%
American Standard Companies, Inc. (a)	13,700	974,618
Commercial Services & Supplies - 0.9%
Avery Dennison Corp.	11,600	708,528
First Data Corp.	51,200	1,812,992
		2,521,520
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 1.7%
General Electric Co.	195,900	$ 4,770,165
TOTAL INDUSTRIALS		11,821,453
INFORMATION TECHNOLOGY - 3.2%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	156,000	2,043,600
Nokia Corp. sponsored ADR	4,200	65,100
		2,108,700
Computers & Peripherals - 0.0%
Lexmark International, Inc. Class A (a)	2,100	127,050
Software - 2.4%
Microsoft Corp. (a)	128,400	6,638,280
TOTAL INFORMATION TECHNOLOGY		8,874,030
MATERIALS - 0.0%
Chemicals - 0.0%
Praxair, Inc.	400	23,108
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.2%
BellSouth Corp.	272,800	7,057,336
SBC Communications, Inc.	71,570	1,940,263
Verizon Communications, Inc.	63,000	2,441,250
		11,438,849
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	67,200	776,160
TOTAL TELECOMMUNICATION SERVICES		12,215,009
TOTAL COMMON STOCKS (Cost $142,173,127)		134,886,782
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (f)	158	119

	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	40	$ 3,720
Granite Broadcasting Corp. $127.50 pay-in-kind	100	52,000
		55,720
TOTAL PREFERRED STOCKS (Cost $60,591)		55,839
Corporate Bonds - 16.2%
	Principal Amount
Convertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
EchoStar Communications Corp. 5.75% 5/15/08	$ 110,000	100,100
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. liquid yield option note 0% 8/1/20	410,000	188,088
Sanmina-SCI Corp.:
0% 9/12/20	300,000	122,250
4.25% 5/1/04	100,000	95,880
Solectron Corp. liquid yield option note 0% 5/8/20	9,000	5,513
		411,731
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	200,000	143,760
TOTAL CONVERTIBLE BONDS		655,591
Nonconvertible Bonds - 16.0%
CONSUMER DISCRETIONARY - 3.2%
Auto Components - 0.1%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	150,000	166,760
Dana Corp. 6.25% 3/1/04	50,000	50,000
Dura Operating Corp. 8.625% 4/15/12	115,000	116,150
Navistar International Corp. 8% 2/1/08	50,000	41,500
		374,410
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - 0.5%
Alliance Gaming Corp. 10% 8/1/07	$ 100,000	$ 104,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	120,000	105,000
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	110,000	117,425
Extended Stay America, Inc. 9.875% 6/15/11	35,000	35,438
Friendly Ice Cream Corp. 10.5% 12/1/07	140,000	137,900
Herbst Gaming, Inc. 10.75% 9/1/08	80,000	83,600
La Quinta Inns, Inc. 7.25% 3/15/04	120,000	120,000
Penn National Gaming, Inc.:
8.875% 3/15/10	25,000	25,500
11.125% 3/1/08	120,000	130,800
Premier Parks, Inc. 0% 4/1/08 (d)	30,000	28,650
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (f)	165,000	172,838
Wheeling Island Gaming, Inc. 10.125% 12/15/09	100,000	100,250
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	40,000	40,200
		1,201,601
Household Durables - 0.3%
American Greetings Corp. 11.75% 7/15/08	150,000	165,000
Beazer Homes USA, Inc.:
8.375% 4/15/12	20,000	20,600
8.875% 4/1/08	150,000	155,250
D.R. Horton, Inc.:
8% 2/1/09	75,000	75,000
8.5% 4/15/12	20,000	20,200
10.5% 4/1/05	100,000	106,000
Juno Lighting, Inc. 11.875% 7/1/09	30,000	29,850
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	25,000	24,125
Kaufman & Broad Home Corp. 7.75% 10/15/04	150,000	153,375
Ryland Group, Inc. 9.125% 6/15/11	135,000	143,100
		892,500
Internet & Catalog Retail - 0.0%
J. Crew Operating Corp. 10.375% 10/15/07	120,000	100,800

	Principal Amount	Value (Note 1)
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	$ 200,000	$ 193,000
The Hockey Co. 11.25% 4/15/09	100,000	102,000
		295,000
Media - 1.8%
Allbritton Communications Co. 7.75% 12/15/12 (f)	70,000	70,000
AMC Entertainment, Inc.:
9.5% 3/15/09	60,000	59,100
9.875% 2/1/12	40,000	39,400
American Media Operations, Inc. 10.25% 5/1/09	80,000	82,600
AOL Time Warner, Inc. 7.7% 5/1/32	105,000	109,277
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	650,000	702,000
Cinemark USA, Inc. 9.625% 8/1/08	220,000	220,000
Continental Cablevision, Inc.:
8.3% 5/15/06	115,000	124,578
8.875% 9/15/05	40,000	44,258
9% 9/1/08	200,000	228,030
Corus Entertainment, Inc. 8.75% 3/1/12	240,000	254,400
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (f)	60,000	64,200
EchoStar DBS Corp.:
9.25% 2/1/06	20,000	20,600
10.375% 10/1/07	480,000	513,600
Granite Broadcasting Corp.:
8.875% 5/15/08	10,000	8,150
10.375% 5/15/05	10,000	8,600
Insight Communications, Inc. 0% 2/15/11 (d)	35,000	18,900
Lamar Media Corp. 7.25% 1/1/13 (f)	30,000	30,375
LBI Media, Inc. 10.125% 7/15/12 (f)	230,000	240,350
Lenfest Communications, Inc.:
7.625% 2/15/08	35,000	36,050
10.5% 6/15/06	20,000	21,050
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	30,000	27,000
News America Holdings, Inc.:
7.375% 10/17/08	500,000	550,323
7.75% 12/1/45	200,000	196,556
Nextmedia Operating, Inc. 10.75% 7/1/11	270,000	283,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
PanAmSat Corp. 8.5% 2/1/12	$ 10,000	$ 9,700
Radio One, Inc. 8.875% 7/1/11	225,000	241,313
Sinclair Broadcast Group, Inc. 8% 3/15/12 (f)	30,000	31,200
Time Warner, Inc. 8.18% 8/15/07	410,000	450,073
Yell Finance BV 0% 8/1/11 (d)	130,000	91,650
		4,776,833
Specialty Retail - 0.2%
AutoNation, Inc. 9% 8/1/08	40,000	40,800
Gap, Inc.:
6.9% 9/15/07	100,000	98,500
9.9% 12/15/05	45,000	47,250
10.55% 12/15/08	15,000	16,425
Hollywood Entertainment Corp.:
9.625% 3/15/11	30,000	30,300
10.625% 8/15/04	70,000	70,700
United Auto Group, Inc. 9.625% 3/15/12 (f)	150,000	145,500
		449,475
Textiles Apparel & Luxury Goods - 0.2%
Levi Strauss & Co.:
7% 11/1/06	80,000	69,600
11.625% 1/15/08	50,000	48,750
12.25% 12/15/12 (f)	120,000	118,200
The William Carter Co. 10.875% 8/15/11	200,000	218,000
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	120,000	119,100
		573,650
TOTAL CONSUMER DISCRETIONARY		8,664,269
CONSUMER STAPLES - 0.6%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	140,000	146,300
Food & Drug Retailing - 0.2%
Fred Meyer, Inc. 7.375% 3/1/05	195,000	211,669
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	20,000	14,450
9.125% 12/15/11	40,000	29,300

	Principal Amount	Value (Note 1)
Rite Aid Corp.:
7.125% 1/15/07	$ 15,000	$ 12,450
11.25% 7/1/08	25,000	22,500
12.5% 9/15/06	145,000	150,800
		441,169
Food Products - 0.2%
Corn Products International, Inc. 8.25% 7/15/07	175,000	175,875
Del Monte Corp. 9.25% 5/15/11	145,000	150,800
Dole Food Co., Inc.:
6.375% 10/1/05	20,000	21,000
7.25% 5/1/09	85,000	81,600
		429,275
Household Products - 0.0%
Fort James Corp.:
6.625% 9/15/04	35,000	33,950
6.875% 9/15/07	20,000	18,800
		52,750
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	500,000	545,900
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	125,000	130,416
		676,316
TOTAL CONSUMER STAPLES		1,745,810
ENERGY - 0.4%
Energy Equipment & Services - 0.0%
DI Industries, Inc. 8.875% 7/1/07	45,000	46,125
Grant Prideco, Inc. 9% 12/15/09 (f)	20,000	20,900
		67,025
Oil & Gas - 0.4%
Chesapeake Energy Corp. 7.75% 1/15/15 (f)	60,000	59,700
Nuevo Energy Co.:
9.375% 10/1/10	20,000	20,400
9.5% 6/1/08	25,000	25,750
Pemex Project Funding Master Trust 7.875% 2/1/09 (f)	180,000	193,500
Plains Exploration & Production Co. LP 8.75% 7/1/12 (f)	60,000	62,100
Teekay Shipping Corp. 8.875% 7/15/11	200,000	205,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
The Coastal Corp.:
6.5% 5/15/06	$ 30,000	$ 24,300
6.95% 6/1/28	45,000	28,800
7.5% 8/15/06	20,000	16,400
7.75% 6/15/10	55,000	43,175
7.75% 10/15/35	100,000	66,000
Vintage Petroleum, Inc. 8.25% 5/1/12	130,000	134,550
Western Oil Sands, Inc. 8.375% 5/1/12	225,000	221,625
		1,101,300
TOTAL ENERGY		1,168,325
FINANCIALS - 5.5%
Banks - 1.2%
BankAmerica Corp. 5.875% 2/15/09	500,000	548,656
BankBoston Corp. 6.625% 2/1/04	60,000	62,522
Capital One Bank 6.5% 7/30/04	250,000	244,498
First Union Corp. 7.55% 8/18/05	510,000	574,628
Fleet Financial Group, Inc. 7.125% 4/15/06	140,000	155,072
FleetBoston Financial Corp. 7.25% 9/15/05	275,000	304,501
Korea Development Bank 7.375% 9/17/04	160,000	173,103
MBNA Corp.:
6.25% 1/17/07	120,000	125,268
6.34% 6/2/03	100,000	101,630
7.5% 3/15/12	175,000	188,140
PNC Funding Corp. 5.75% 8/1/06	155,000	165,920
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	145,000	167,826
8.817% 3/31/49	120,000	134,683
Sovereign Bancorp, Inc. 10.5% 11/15/06	80,000	89,200
Washington Mutual, Inc. 5.625% 1/15/07	250,000	267,536
Western Financial Bank 9.625% 5/15/12	25,000	24,250
		3,327,433
Diversified Financials - 3.6%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	150,000	164,436

	Principal Amount	Value (Note 1)
Alliance Capital Management LP 5.625% 8/15/06	$ 150,000	$ 157,902
American General Finance Corp. 5.875% 7/14/06	500,000	538,228
Amvescap PLC yankee 6.6% 5/15/05	100,000	107,938
Associates Corp. of North America 6% 7/15/05	250,000	269,639
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	120,000	124,500
Capital One Financial Corp.:
7.125% 8/1/08	160,000	148,175
7.25% 12/1/03	120,000	118,800
8.75% 2/1/07	30,000	28,200
CIT Group, Inc. 7.75% 4/2/12	125,000	140,394
Citigroup, Inc. 5.625% 8/27/12	125,000	131,435
CMS Energy X-TRAS pass thru trust I 7% 1/15/05	50,000	43,500
Countrywide Home Loans, Inc. 5.5% 8/1/06	170,000	180,762
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	170,000	182,066
6.5% 1/15/12	30,000	32,063
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	45,000	44,953
7.779% 1/2/12	250,000	195,000
7.92% 5/18/12	50,000	41,694
Deutsche Telekom International Finance BV:
8.25% 6/15/05	250,000	273,352
8.75% 6/15/30	200,000	231,030
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	25,000	23,000
10.625% 12/1/12 (f)	30,000	30,750
Ford Motor Credit Co.:
6.875% 2/1/06	150,000	150,263
7.375% 10/28/09	450,000	445,888
General Electric Capital Corp. 6% 6/15/12	275,000	296,911
General Motors Acceptance Corp. 7.5% 7/15/05	500,000	526,543
Goldman Sachs Group, Inc. 6.6% 1/15/12	310,000	342,548
Household Finance Corp.:
6.375% 10/15/11	260,000	271,832
6.5% 1/24/06	75,000	79,869
7% 5/15/12	40,000	43,812
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	$ 200,000	$ 245,984
ING Capital Funding Trust III 8.439% 12/31/10	150,000	174,425
IOS Capital, Inc. 9.75% 6/15/04	75,000	76,500
J.P. Morgan Chase & Co. 5.35% 3/1/07	200,000	211,560
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	100,000	109,334
6.625% 1/18/12	100,000	110,683
Limestone Electron Trust/Limestone Electron, Inc. 8.625% 3/15/03 (f)	120,000	114,600
Merrill Lynch & Co., Inc.:
4% 11/15/07	150,000	151,531
6.15% 1/26/06	150,000	162,285
Millennium America, Inc. 9.25% 6/15/08	40,000	41,800
Morgan Stanley 6.6% 4/1/12	160,000	177,331
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	140,000	147,153
NiSource Finance Corp.:
7.625% 11/15/05	200,000	208,892
7.875% 11/15/10	195,000	214,310
Petronas Capital Ltd. 7% 5/22/12 (f)	385,000	423,259
Popular North America, Inc. 6.125% 10/15/06	220,000	238,050
Qwest Capital Funding, Inc.:
5.875% 8/3/04	110,000	94,600
7% 8/3/09	25,000	16,750
7.25% 2/15/11	75,000	49,500
7.75% 8/15/06	75,000	54,000
Qwest Services Corp. 14% 12/15/14 (f)	81,000	86,670
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (f)	40,000	42,800
10.875% 12/15/12 (f)	50,000	54,500
Sprint Capital Corp. 6.875% 11/15/28	295,000	237,475
Stone Container Finance Co. yankee 11.5% 8/15/06 (f)	370,000	397,750

	Principal Amount	Value (Note 1)
TCI Communications Financing III 9.65% 3/31/27	$ 180,000	$ 165,630
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	160,000	15,200
U.S. West Capital Funding, Inc. 6.375% 7/15/08	45,000	28,800
Verizon Wireless Capital LLC 5.375% 12/15/06	250,000	261,172
Xerox Capital (Europe) PLC 5.875% 5/15/04	75,000	71,625
Xerox Credit Corp. 6.1% 12/16/03	30,000	29,100
		9,778,752
Insurance - 0.1%
MetLife, Inc. 5.375% 12/15/12	45,000	46,485
Principal Life Global Funding I:
5.125% 6/28/07 (f)	100,000	105,405
6.25% 2/15/12 (f)	85,000	90,099
		241,989
Real Estate - 0.6%
Boston Properties, Inc. 6.25% 1/15/13 (f)	125,000	126,925
BRE Properties, Inc. 5.95% 3/15/07	250,000	263,430
Cabot Industrial Property LP 7.125% 5/1/04	15,000	15,597
CenterPoint Properties Trust 6.75% 4/1/05	100,000	107,618
Duke Realty LP 7.3% 6/30/03	500,000	511,847
EOP Operating LP 6.625% 2/15/05	200,000	212,027
ERP Operating LP 7.1% 6/23/04	200,000	211,570
Meditrust Corp. 7.82% 9/10/26	155,000	155,000
ProLogis Trust 6.7% 4/15/04	55,000	57,295
Senior Housing Properties Trust 8.625% 1/15/12	80,000	78,800
		1,740,109
TOTAL FINANCIALS		15,088,283
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.3%
Alderwoods Group, Inc. 11% 1/2/07	132,000	131,670
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	235,000	244,400
HCA, Inc. 7.125% 6/1/06	180,000	188,100
PacifiCare Health Systems, Inc. 10.75% 6/1/09	145,000	154,788
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp. 5.375% 11/15/06	$ 50,000	$ 45,500
Triad Hospitals, Inc. 8.75% 5/1/09	145,000	155,150
		919,608
Pharmaceuticals - 0.1%
aaiPharma, Inc. 11% 4/1/10	265,000	265,000
TOTAL HEALTH CARE		1,184,608
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	500,000	561,763
Building Products - 0.0%
Nortek, Inc.:
9.125% 9/1/07	10,000	10,100
9.25% 3/15/07	20,000	20,400
		30,500
Commercial Services & Supplies - 0.2%
Allied Waste North America, Inc.:
7.625% 1/1/06	30,000	30,000
9.25% 9/1/12 (f)	60,000	60,600
10% 8/1/09	20,000	20,000
Iron Mountain, Inc.:
8.625% 4/1/13	100,000	104,500
8.75% 9/30/09	170,000	175,525
National Waterworks, Inc. 10.5% 12/1/12 (f)	40,000	41,700
		432,325
Industrial Conglomerates - 0.4%
Tyco International Group SA:
6.125% 11/1/08	15,000	14,025
yankee:
5.8% 8/1/06	210,000	198,450
5.875% 11/1/04	75,000	72,750
6.25% 6/15/13	65,000	64,188
6.375% 6/15/05	45,000	43,650
6.375% 2/15/06	80,000	77,600
6.375% 10/15/11	215,000	201,025
6.75% 2/15/11	400,000	378,000
6.875% 1/15/29	20,000	17,600
		1,067,288

	Principal Amount	Value (Note 1)
Machinery - 0.2%
Cummins, Inc.:
5.65% 3/1/98	$ 60,000	$ 35,400
9.5% 12/1/10 (f)	40,000	42,400
Dresser, Inc. 9.375% 4/15/11	15,000	15,150
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	170,000	173,400
Terex Corp. 9.25% 7/15/11	150,000	136,500
TriMas Corp. 9.875% 6/15/12 (f)	50,000	49,500
		452,350
Road & Rail - 0.0%
TFM SA de CV 12.5% 6/15/12 (f)	70,000	70,525
TOTAL INDUSTRIALS		2,614,751
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11	110,000	113,850
Computers & Peripherals - 0.1%
Hewlett-Packard Co. 6.5% 7/1/12	270,000	299,648
Seagate Technology HDD Holdings 8% 5/15/09 (f)	85,000	86,700
		386,348
Electronic Equipment & Instruments - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	170,000	180,200
Flextronics International Ltd. yankee:
8.75% 10/15/07	110,000	113,025
9.875% 7/1/10	130,000	140,400
Ingram Micro, Inc. 9.875% 8/15/08	15,000	15,825
PerkinElmer, Inc. 8.875% 1/15/13 (f)	70,000	69,300
Solectron Corp. 7.375% 3/1/06	115,000	107,525
		626,275
Office Electronics - 0.1%
Xerox Corp.:
5.25% 12/15/03	40,000	38,600
5.5% 11/15/03	55,000	53,625
7.15% 8/1/04	15,000	14,400
9.75% 1/15/09 (f)	70,000	67,550
		174,175
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp. 10.375% 10/1/07	165,000	174,075
TOTAL INFORMATION TECHNOLOGY		1,474,723
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - 0.9%
Chemicals - 0.1%
FMC Corp. 10.25% 11/1/09 (f)	$ 70,000	$ 75,950
Huntsman International LLC 9.875% 3/1/09	40,000	41,000
Lyondell Chemical Co. 9.875% 5/1/07	70,000	67,200
Methanex Corp. yankee 7.75% 8/15/05	205,000	207,050
		391,200
Containers & Packaging - 0.4%
Ball Corp. 6.875% 12/15/12 (f)	70,000	70,350
BWAY Corp. 10% 10/15/10 (f)	30,000	31,125
Crown Cork & Seal, Inc.:
7.375% 12/15/26	45,000	30,150
8% 4/15/23	70,000	49,000
8.375% 1/15/05	30,000	27,000
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (f)	65,000	66,950
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (f)	90,000	91,125
8.875% 2/15/09	185,000	190,550
Owens-Illinois, Inc.:
7.15% 5/15/05	45,000	43,538
7.35% 5/15/08	190,000	175,750
7.8% 5/15/18	30,000	24,900
Riverwood International Corp.:
10.625% 8/1/07	150,000	154,500
10.625% 8/1/07	80,000	82,800
		1,037,738
Metals & Mining - 0.2%
Better Minerals & Aggregates Co. 13% 9/15/09	110,000	48,400
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	225,000	207,000
P&L Coal Holdings Corp. 9.625% 5/15/08	109,000	115,186
Phelps Dodge Corp. 8.75% 6/1/11	240,000	248,400
		618,986
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.375% 12/1/25	20,000	15,600
7.5% 5/15/06	185,000	173,900

	Principal Amount	Value (Note 1)
8.125% 5/15/11	$ 160,000	$ 150,400
Weyerhaeuser Co. 6.75% 3/15/12	100,000	109,034
		448,934
TOTAL MATERIALS		2,496,858
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.1%
AT&T Corp. 6.5% 3/15/13	360,000	361,126
Citizens Communications Co. 8.5% 5/15/06	165,000	182,720
France Telecom SA 9.25% 3/1/11	250,000	289,068
Qwest Corp. 8.875% 3/15/12 (f)	185,000	179,450
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	30,000	25,200
9.375% 6/1/08	35,000	32,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	120,000	127,053
Telefonos de Mexico SA de CV 8.25% 1/26/06	450,000	492,750
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	136,000	3,060
TELUS Corp. yankee 7.5% 6/1/07	610,000	591,700
Tritel PCS, Inc. 10.375% 1/15/11	115,000	123,625
Triton PCS, Inc. 9.375% 2/1/11	220,000	180,400
U.S. West Communications 7.2% 11/1/04	95,000	90,250
Verizon New York, Inc.:
6.875% 4/1/12	200,000	224,678
7.375% 4/1/32	95,000	109,856
		3,013,836
Wireless Telecommunication Services - 0.4%
American Tower Corp. 9.375% 2/1/09	65,000	51,350
AT&T Wireless Services, Inc.:
7.875% 3/1/11	125,000	125,625
8.75% 3/1/31	290,000	284,200
Cingular Wireless LLC 5.625% 12/15/06	100,000	105,136
Crown Castle International Corp.:
9.375% 8/1/11	15,000	12,300
9.5% 8/1/11	155,000	124,775
10.75% 8/1/11	35,000	30,450
Dobson Communications Corp. 10.875% 7/1/10	20,000	17,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.:
0% 2/15/08 (d)	$ 65,000	$ 58,500
9.5% 2/1/11	30,000	27,000
9.75% 10/31/07	230,000	210,450
Nextel Partners, Inc. 0% 2/1/09 (d)	85,000	61,200
Rogers Wireless, Inc. 9.625% 5/1/11	50,000	47,250
VoiceStream Wireless Corp. 0% 11/15/09 (d)	40,000	33,800
		1,189,036
TOTAL TELECOMMUNICATION SERVICES		4,202,872
UTILITIES - 1.9%
Electric Utilities - 1.1%
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	40,000	25,000
8.5% 4/15/12 (f)	115,000	73,600
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	300,000	261,000
CMS Energy Corp.:
8.375% 7/1/03	120,000	117,000
8.5% 4/15/11	30,000	26,100
Detroit Edison Co. 6.125% 10/1/10	165,000	181,740
Dominion Resources, Inc. 6.25% 6/30/12	160,000	169,248
FirstEnergy Corp. 6.45% 11/15/11	145,000	144,252
Illinois Power Co.:
7.5% 6/15/09	150,000	123,000
11.5% 12/15/10 (f)	90,000	86,850
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	130,000	117,636
Nevada Power Co. 10.875% 10/15/09 (f)	60,000	60,000
Niagara Mohawk Power Corp. 8.875% 5/15/07	75,000	88,765
Oncor Electric Delivery Co.:
7% 9/1/22 (f)	80,000	74,592
7.25% 1/15/33 (f)	400,000	408,600
Pacific Gas & Electric Co.:
6.25% 8/1/03	160,000	158,400
6.25% 3/1/04	60,000	59,100
Public Service Co. of Colorado 7.875% 10/1/12 (f)	115,000	128,374

	Principal Amount	Value (Note 1)
Reliant Energy Resources Corp. 8.125% 7/15/05	$ 275,000	$ 253,436
Southern California Edison Co. 8.95% 11/3/03	250,000	247,500
TECO Energy, Inc.:
7% 5/1/12	195,000	163,800
10.5% 12/1/07 (f)	50,000	49,000
TXU Corp. 6.375% 6/15/06	80,000	73,200
		3,090,193
Gas Utilities - 0.5%
ANR Pipeline, Inc. 9.625% 11/1/21	25,000	25,000
CMS Panhandle Holding Co. 6.125% 3/15/04	35,000	34,650
Consolidated Natural Gas Co. 6.85% 4/15/11	70,000	78,142
El Paso Energy Corp.:
7.375% 12/15/12	5,000	3,350
7.75% 1/15/32	35,000	21,700
8.05% 10/15/30	20,000	12,400
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	100,000	112,128
7.3% 8/15/33	250,000	268,016
Sempra Energy 7.95% 3/1/10	55,000	62,715
Southern Natural Gas Co.:
7.35% 2/15/31	15,000	12,525
8% 3/1/32	45,000	39,375
Tennessee Gas Pipeline Co.:
6% 12/15/11	260,000	218,400
7% 10/15/28	95,000	73,150
Texas Eastern Transmission Corp. 7.3% 12/1/10	185,000	204,446
Transcontinental Gas Pipe Line:
6.125% 1/15/05	20,000	18,600
8.875% 7/15/12 (f)	25,000	25,000
Williams Holdings of Delaware, Inc. 6.5% 12/1/08	40,000	25,600
		1,235,197
Multi-Utilities & Unregulated Power - 0.3%
El Paso Corp.:
7% 5/15/11	55,000	37,400
7.875% 6/15/12 (f)	30,000	21,000
Utilicorp United, Inc.:
6.875% 10/1/04	15,000	11,850
7% 7/15/04	20,000	16,200
7.95% 2/1/11	45,000	30,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Western Resources, Inc.:
7.875% 5/1/07	$ 90,000	$ 91,350
9.75% 5/1/07	100,000	92,000
Williams Companies, Inc.:
7.125% 9/1/11	300,000	196,500
7.5% 1/15/31	35,000	21,875
7.875% 9/1/21	35,000	22,225
8.125% 3/15/12 (f)	380,000	258,400
9.25% 3/15/04	55,000	43,450
		842,850
TOTAL UTILITIES		5,168,240
TOTAL NONCONVERTIBLE BONDS		43,808,739
TOTAL CORPORATE BONDS (Cost $42,829,303)		44,464,330
U.S. Government and Government Agency Obligations - 8.1%

U.S. Government Agency Obligations - 3.1%
Fannie Mae:
4.75% 1/2/07	350,000	371,269
5% 1/15/07	3,489,000	3,781,919
5.25% 4/15/07	2,215,000	2,424,951
6.25% 2/1/11	165,000	184,650
7.125% 6/15/10	320,000	386,155
Freddie Mac:
5.75% 3/15/09	700,000	786,045
6.25% 7/15/32	166,000	188,049
6.75% 3/15/31	244,000	291,802
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		8,414,840
U.S. Treasury Obligations - 5.0%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03	400,000	399,914
U.S. Treasury Bonds:
6.25% 5/15/30	4,145,000	4,960,239
6.625% 2/15/27	50,000	61,770
8% 11/15/21	100,000	139,336

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
3.375% 4/30/04	$ 1,200,000	$ 1,232,484
5.75% 11/15/05	821,000	907,558
6.5% 2/15/10	1,585,000	1,894,570
6.75% 5/15/05	2,600,000	2,898,696
7% 7/15/06	1,000,000	1,159,414
TOTAL U.S. TREASURY OBLIGATIONS		13,653,981
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,253,286)		22,068,821
U.S. Government Agency - Mortgage Securities - 12.6%

Fannie Mae - 9.2%
5.5% 2/1/11	74,911	78,595
5.5% 1/1/18 to 1/14/33 (g)	3,316,552	3,389,803
6% 4/1/09 to 1/1/29	1,718,985	1,795,436
6% 1/1/33 (g)	8,506,419	8,798,815
6.5% 9/1/16 to 8/1/32	6,629,744	6,921,584
6.5% 1/1/33 to 1/14/33 (g)	2,058,531	2,144,089
7% 12/1/24 to 2/1/28	544,098	576,224
7.5% 10/1/26 to 8/1/28	1,298,073	1,382,795
TOTAL FANNIE MAE		25,087,341
Freddie Mac - 0.0%
7.5% 1/1/27	124,546	133,130
Government National Mortgage Association - 3.4%
6% 1/1/33 (g)	1,999,993	2,081,868
6.5% 10/15/27 to 8/15/32	3,227,381	3,394,018
7% 1/15/28 to 7/15/32	1,696,691	1,799,699
7% 1/1/33 (g)	1,500,473	1,589,095
7.5% 6/15/27 to 3/15/28	465,953	498,012
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		9,362,692
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $33,719,076)		34,583,163
Asset-Backed Securities - 1.4%

American Express Credit Account Master Trust:
1.77% 12/15/08 (h)	200,000	199,341
6.1% 12/15/06	200,000	211,526
Capital One Master Trust:
1.79% 4/16/07 (h)	200,000	197,480
5.45% 3/16/09	400,000	432,204
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	$ 60,739	$ 62,525
5.07% 2/15/08	430,000	453,113
Discover Card Master Trust I 5.75% 12/15/08	600,000	656,538
Ford Credit Auto Owner Trust:
5.54% 12/15/05	100,000	104,534
5.71% 9/15/05	90,000	94,485
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	250,066	254,876
5.09% 10/18/06	145,000	151,194
MBNA Credit Card Master Note Trust 5.75% 10/15/08	200,000	218,560
Sears Credit Account Master Trust II:
1.71% 6/16/08 (h)	200,000	199,344
6.75% 9/16/09	365,000	404,192
7.5% 11/15/07	200,000	208,180
TOTAL ASSET-BACKED SECURITIES (Cost $3,635,859)		3,848,092
Commercial Mortgage Securities - 0.9%

CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/14/62	500,000	596,426
Series 1997-C2 Class D, 7.27% 1/17/35	105,000	116,127
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	500,000	599,128
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (h)	120,000	115,050
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	225,000	268,965
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	110,000	102,816
Class C, 4.13% 11/20/37 (f)	110,000	98,175
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	500,000	555,156
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,176,416)		2,451,843
Foreign Government and Government Agency Obligations - 0.4%
	Principal Amount	Value (Note 1)
Chilean Republic:
6.875% 4/28/09	$ 150,000	$ 163,946
7.125% 1/11/12	160,000	181,200
Malaysian Government 7.5% 7/15/11	110,000	127,256
Polish Government 6.25% 7/3/12	225,000	249,750
United Mexican States 9.875% 2/1/10	200,000	245,520
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $860,379)		967,672
Floating Rate Loans - 0.2%

FINANCIALS - 0.2%
Diversified Financials - 0.2%
American Tower LP Tranche B term loan 5.31% 12/31/07 (h)	150,000	138,000
Nextel Finance Co. Tranche D term loan 4.4375% 3/31/09 (h)	350,000	313,250
		451,250
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.1875% 7/21/06 (h)	80,621	79,815
Tranche C term loan 4.4375% 7/21/07 (h)	96,745	95,778
		175,593
TOTAL FLOATING RATE LOANS (Cost $621,594)		626,843
Money Market Funds - 16.9%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $46,245,996)	46,245,996	46,245,996
TOTAL INVESTMENT PORTFOLIO - 106.0% (Cost $293,575,627)	290,199,381
NET OTHER ASSETS - (6.0)%	(16,539,521)
NET ASSETS - 100%	$ 273,659,860
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,415,584 or 2.3% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
US Governments	20.6%
AAA, AA, A	6.3
BBB	4.5
BB	3.7
B	3.7
CCC, CC, C	0.9
Equities	49.3
Short-Term and Net Other Assets	11.0
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $344,343,232 and $343,722,604, respectively, of which long-term U.S. government and government agency obligations aggregated $144,521,016 and $141,999,828, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,725 for the period.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $626,843 or 0.2% of net assets.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $22,278,000 of which $1,350,000, $11,276,000 and $9,652,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $293,575,627) - See accompanying schedule		$ 290,199,381
Cash		37,109
Receivable for fund shares sold		40,545
Dividends receivable		162,543
Interest receivable		1,383,745
Total assets		291,823,323

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 17,893,510
Payable for fund shares redeemed	104,180
Accrued management fee	99,880
Distribution fees payable	5,620
Other payables and accrued expenses	60,273
Total liabilities		18,163,463

Net Assets		$ 273,659,860
Net Assets consist of:
Paid in capital		$ 292,472,031
Undistributed net investment income		8,300,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,736,455)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,375,926)
Net Assets		$ 273,659,860
Initial Class: Net Asset Value, offering price and redemption price per share ($235,064,090 ÷ 19,331,152 shares)		$ 12.16

Service Class: Net Asset Value, offering price and redemption price per share ($20,019,073 ÷ 1,653,252 shares)		$ 12.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($18,576,697 ÷ 1,541,597 shares)		$ 12.05

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 2,115,625
Interest		7,771,871
Security lending		1,740
Total income		9,889,236

Expenses
Management fee	$ 1,259,629
Transfer agent fees	206,488
Distribution fees	70,268
Accounting and security lending fees	113,454
Non-interested trustees' compensation	1,046
Custodian fees and expenses	22,343
Audit	27,009
Legal	3,219
Miscellaneous	29,206
Total expenses before reductions	1,732,662
Expense reductions	(52,432)	1,680,230
Net investment income (loss)		8,209,006
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,390,685)
Foreign currency transactions	508
Futures contracts	(4,641,262)
Total net realized gain (loss)		(9,031,439)
Change in net unrealized appreciation (depreciation) on: Investment securities	(27,574,460)
Assets and liabilities in foreign currencies	844
Futures contracts	(316,479)
Total change in net unrealized appreciation (depreciation)		(27,890,095)
Net gain (loss)		(36,921,534)
Net increase (decrease) in net assets resulting from operations		$ (28,712,528)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 8,209,006	$ 8,952,487
Net realized gain (loss)	(9,031,439)	(11,271,877)
Change in net unrealized appreciation (depreciation)	(27,890,095)	(2,022,596)
Net increase (decrease) in net assets resulting from operations	(28,712,528)	(4,341,986)
Distributions to shareholders from net investment income	(8,837,001)	(10,202,857)
Share transactions - net increase (decrease)	4,349,125	38,243,415
Total increase (decrease) in net assets	(33,200,404)	23,698,572

Net Assets
Beginning of period	306,860,264	283,161,692
End of period (including undistributed net investment income of $8,300,210 and undistributed net investment income of $8,952,853, respectively)	$ 273,659,860	$ 306,860,264
Other Information: Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	3,458,033	233,061	650,930
Reinvested	586,697	54,643	37,261
Redeemed	(4,004,430)	(497,329)	(380,772)
Net increase (decrease)	40,300	(209,625)	307,419

Dollars Sold	$ 44,057,181	$ 3,005,489	$ 8,292,512
Reinvested	7,644,656	709,812	482,533
Redeemed	(49,132,561)	(6,145,338)	(4,565,159)
Net increase (decrease)	$ 2,569,276	$ (2,430,037)	$ 4,209,886

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	4,491,272	478,642	997,411
Reinvested	636,973	66,778	14,524
Redeemed	(3,194,837)	(597,940)	(111,657)
Net increase (decrease)	1,933,408	(52,520)	900,278

Dollars Sold	$ 61,013,674	$ 6,436,065	$ 13,467,721
Reinvested	9,051,388	946,241	205,228
Redeemed	(43,357,523)	(8,040,756)	(1,478,623)
Net increase (decrease)	$ 26,707,539	$ (658,450)	$ 12,194,326

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 7,644,656	$ 709,812	$ 482,533

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 9,051,388	$ 946,241	$ 205,228

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Income from Investment Operations
Net investment income (loss) C	.36	.42	.48	.45	.44
Net realized and unrealized gain (loss)	(1.53)	(.63)	(1.15)	.24	2.00
Total from investment operations	(1.17)	(.21)	(.67)	.69	2.44
Distributions from net investment income	(.39)	(.52)	(.48)	(.37)	(.36)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)
Distributions in excess of net realized gain	-	-	(.05)	-	-
Total distributions	(.39)	(.52)	(.88)	(.80)	(.91)
Net asset value, end of period	$ 12.16	$ 13.72	$ 14.45	$ 16.00	$ 16.11
Total Return A, B	(8.72)%	(1.58)%	(4.30)%	4.55%	17.64%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.57%	.58%	.57%	.59%
Expenses net of voluntary waivers, if any	.57%	.57%	.58%	.57%	.59%
Expenses net of all reductions	.55%	.55%	.56%	.55%	.58%
Net investment income (loss)	2.84%	3.11%	3.18%	2.87%	2.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,064	$ 264,608	$ 250,802	$ 325,371	$ 307,681
Portfolio turnover rate	134%	126%	126%	108%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Income from Investment Operations
Net investment income (loss) C	.34	.41	.46	.43	.41
Net realized and unrealized gain (loss)	(1.51)	(.64)	(1.14)	.24	1.98
Total from investment operations	(1.17)	(.23)	(.68)	.67	2.39
Distributions from net investment income	(.38)	(.50)	(.47)	(.37)	(.36)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)
Distributions in excess of net realized gain	-	-	(.05)	-	-
Total distributions	(.38)	(.50)	(.87)	(.80)	(.91)
Net asset value, end of period	$ 12.11	$ 13.66	$ 14.39	$ 15.94	$ 16.07
Total Return A, B	(8.75)%	(1.72)%	(4.38)%	4.43%	17.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.67%	.68%	.67%	.70%
Expenses net of voluntary waivers, if any	.67%	.67%	.68%	.67%	.70%
Expenses net of all reductions	.65%	.65%	.66%	.66%	.69%
Net investment income (loss)	2.74%	3.01%	3.08%	2.77%	2.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,019	$ 25,455	$ 27,563	$ 27,054	$ 9,562
Portfolio turnover rate	134%	126%	126%	108%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income (loss) E	.32	.38	.40
Net realized and unrealized gain (loss)	(1.51)	(.63)	(.75)
Total from investment operations	(1.19)	(.25)	(.35)
Distributions from net investment income	(.37)	(.51)	(.47)
Distributions from net realized gain	-	-	(.35)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.37)	(.51)	(.87)
Net asset value, end of period	$ 12.05	$ 13.61	$ 14.37
Total Return B, C, D	(8.93)%	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.83%	.85% A
Expenses net of voluntary waivers, if any	.83%	.83%	.85% A
Expenses net of all reductions	.81%	.81%	.83% A
Net investment income (loss)	2.58%	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,577	$ 16,798	$ 4,797
Portfolio turnover rate	134%	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Service Class	-16.69%	0.61%	4.84%
S&P 500®	-22.10%	-0.59%	4.09%
Variable Annuity Growth & Income Funds Average	-20.11%	-0.58%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Louis Salemy, Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the one-year period that ended December 31, 2002, the fund outperformed both the Standard & Poor's 500 Index, which fell 22.10%, and the variable annuity growth & income funds average tracked by Lipper Inc., which dropped 20.11%.

Q. How did the fund beat its benchmarks in this difficult market?

A. It was more about missing a lot of the disasters than it was hitting home runs. To begin with, I maintained very little exposure to the downturn in technology stocks, which helped a lot. To me, the earnings expectations and valuations of tech firms were still too high, given a backdrop of weak capital spending and no major breakthrough technologies, such as the Internet, to drive another growth wave. While such prominent hardware names as Intel, IBM and Texas Instruments rallied with the rest of the sector during the fourth quarter, not owning them for the year was quite positive overall versus the index. Also key was avoiding other groups plagued by overcapacity, such as utilities, as well as owning the right telecommunication services stocks - namely wireless provider Nextel.

Q. What other strategies were helpful to performance?

A. It was tough finding many solid companies that were attractively priced and had good sustainable earnings growth. That said, I held more-concentrated positions in a mix of both cyclical and stable-growth stocks that I felt could help us do well in any economic environment. In addition, I maintained an above-average weighting in cash, which helped shelter us somewhat from falling equity markets. On the cyclical side, I avoided poor-performing traditional value names and instead used price declines to become more aggressive in such brokerage houses as Morgan Stanley and Merrill Lynch, which stood to benefit from an economic recovery. While we were early with these stocks, as capital markets activity remained weak, they still held up relatively well due to improved profit margins and earnings power.

Q. How did the fund's stable-growth stocks perform?

A. This part of the fund worked well. We benefited in consumer discretionary by owning good growth stories in media, most notably advertising company Omnicom Group and satellite TV provider EchoStar Communications. Raising exposure to select consumer staples - including Gillette - also paid off, as did our emphasis on some defensive financials.

Q. What moves disappointed?

A. One part of my cyclical strategy that didn't pan out was the fund's holdings in regional Bell operating company BellSouth, which suffered despite the solid management of its business during the economic downturn. Additionally, while we missed the period's biggest blowup, WorldCom, we did own a couple of stocks that suffered from corporate scandals and credit-quality downgrades, namely Tyco International and Adelphia Communications, both of which I've since sold. The fund's positioning in health care also detracted, as we held poor-performing biotechnology stock Amgen, while not owning many of the large-cap pharmaceutical stocks that bounced back on faster new drug approvals. While I was concerned about the growth outlook for drug stocks, the same was true for regional banks. However, not having enough banks in the portfolio hurt, as the group benefited from lower interest rates and better credit-risk management. Finally, Home Depot was a laggard on the retailing front, while Microsoft - the only tech stock I overweighted during the period - detracted despite being one of the few large-cap tech companies whose earnings didn't disappoint.

Q. What's your outlook, Louis?

A. I'm still cautious, as valuations in several industries are now less attractive following the recent run-up in the market. The ability of many companies - particularly within technology and health care - to grow their earnings going forward also remains a challenge. Paralysis in the capital markets has cast a pall over the entire economy, making it difficult for many firms to refinance and pay down debt, or even fund their businesses. We'll need to see some improvement here before the economy can begin growing again. Until then, I'll try to manage the fund for any economic environment through a balance of growth cyclicals and "Steady Eddies" that I feel can consistently increase their earnings power over time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2002, more than
$1.0 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	5.2
Omnicom Group, Inc.	5.0
Morgan Stanley	4.8
Merrill Lynch & Co., Inc.	4.4
BellSouth Corp.	4.2
23.6
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	22.7
Consumer Discretionary	21.3
Consumer Staples	11.2
Telecommunication Services	8.7
Industrials	7.1
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	81.2%
Bonds	3.1%
Short-Term Investments and Net Other Assets	15.7%

* Foreign investments	0.7%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 81.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 19.6%
Media - 12.0%
Comcast Corp. Class A (special) (a)	323,100	$ 7,298,829
E.W. Scripps Co. Class A	252,100	19,399,095
EchoStar Communications Corp. Class A (a)	1,543,200	34,351,632
Omnicom Group, Inc.	797,200	51,499,120
Pegasus Communications Corp. Class A (a)	1,415,100	1,853,781
Walt Disney Co.	571,600	9,322,796
		123,725,253
Multiline Retail - 5.3%
Kohl's Corp. (a)	345,800	19,347,510
Wal-Mart Stores, Inc.	694,800	35,094,348
		54,441,858
Specialty Retail - 1.6%
Hollywood Entertainment Corp. (a)	533,800	8,060,380
Home Depot, Inc.	364,200	8,726,232
		16,786,612
Textiles Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc.	234,900	6,964,785
TOTAL CONSUMER DISCRETIONARY		201,918,508
CONSUMER STAPLES - 11.2%
Beverages - 1.0%
The Coca-Cola Co.	233,500	10,231,970
Food & Drug Retailing - 0.9%
Walgreen Co.	319,400	9,323,286
Food Products - 0.8%
McCormick & Co., Inc. (non-vtg.)	357,100	8,284,720
Household Products - 2.3%
Colgate-Palmolive Co.	235,600	12,352,508
Kimberly-Clark Corp.	229,500	10,894,365
		23,246,873
Personal Products - 5.2%
Gillette Co.	1,757,500	53,357,699
Tobacco - 1.0%
Philip Morris Companies, Inc.	259,160	10,503,755
TOTAL CONSUMER STAPLES		114,948,303
ENERGY - 2.8%
Oil & Gas - 2.8%
Exxon Mobil Corp.	815,856	28,506,009
FINANCIALS - 22.7%
Banks - 4.7%
Bank One Corp.	174,400	6,374,320
Wells Fargo & Co.	894,400	41,920,528
		48,294,848

	Shares	Value (Note 1)
Diversified Financials - 14.6%
Fannie Mae	265,300	$ 17,066,749
Freddie Mac	575,532	33,985,165
Goldman Sachs Group, Inc.	67,000	4,562,700
Merrill Lynch & Co., Inc.	1,201,500	45,596,925
Morgan Stanley	1,247,900	49,816,168
		151,027,707
Insurance - 3.4%
Allstate Corp.	244,500	9,044,055
American International Group, Inc.	346,005	20,016,389
PartnerRe Ltd.	109,500	5,674,290
		34,734,734
TOTAL FINANCIALS		234,057,289
HEALTH CARE - 5.5%
Biotechnology - 1.6%
Amgen, Inc. (a)	337,500	16,314,750
Health Care Equipment & Supplies - 0.8%
Advanced Medical Optics, Inc. (a)	1	12
Medtronic, Inc.	190,300	8,677,680
		8,677,692
Pharmaceuticals - 3.1%
Allergan, Inc.	123,100	7,093,022
Bristol-Myers Squibb Co.	105,200	2,435,380
Pfizer, Inc.	718,700	21,970,659
		31,499,061
TOTAL HEALTH CARE		56,491,503
INDUSTRIALS - 7.1%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	111,700	6,450,675
Northrop Grumman Corp.	79,300	7,692,100
United Technologies Corp.	56,600	3,505,804
		17,648,579
Airlines - 0.5%
Mesaba Holdings, Inc. (a)	421,100	2,577,132
Southwest Airlines Co.	173,600	2,413,040
		4,990,172
Building Products - 0.5%
American Standard Companies, Inc. (a)	78,500	5,584,490
Commercial Services & Supplies - 1.4%
Avery Dennison Corp.	66,400	4,055,712
First Data Corp.	294,500	10,428,245
		14,483,957
Industrial Conglomerates - 3.0%
General Electric Co.	1,252,700	30,503,245
TOTAL INDUSTRIALS		73,210,443
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 5.0%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	893,200	$ 11,700,920
Nokia Corp. sponsored ADR	27,000	418,500
		12,119,420
Computers & Peripherals - 0.1%
Lexmark International, Inc. Class A (a)	13,500	816,750
Software - 3.7%
Microsoft Corp. (a)	739,900	38,252,830
TOTAL INFORMATION TECHNOLOGY		51,189,000
MATERIALS - 0.0%
Chemicals - 0.0%
Praxair, Inc.	2,300	132,871
Containers & Packaging - 0.0%
Ball Corp.	6	307
TOTAL MATERIALS		133,178
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 6.8%
BellSouth Corp.	1,680,600	43,477,122
SBC Communications, Inc.	409,130	11,091,514
Verizon Communications, Inc.	402,400	15,593,000
		70,161,636
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc. Class A (a)	429,900	4,965,345
TOTAL TELECOMMUNICATION SERVICES		75,126,981
TOTAL COMMON STOCKS (Cost $952,641,235)		835,581,214
Corporate Bonds - 3.1%
	Principal Amount
Convertible Bonds - 1.7%
CONSUMER DISCRETIONARY - 1.7%
Media - 1.7%
EchoStar Communications Corp.:
5.75% 5/15/08 (c)	$ 18,830,000	17,041,150
5.75% 5/15/08	300,000	273,000
		17,314,150

	Principal Amount	Value (Note 1)
Nonconvertible Bonds - 1.4%
TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunication Services - 1.4%
Nextel Communications, Inc.:
9.375% 11/15/09	$ 8,080,000	$ 7,312,400
9.5% 2/1/11	7,525,000	6,772,500
		14,084,900
TOTAL CORPORATE BONDS (Cost $30,161,828)		31,399,050
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (Cost $1,499,424)	1,500,000	1,499,676
Money Market Funds - 15.5%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $160,030,333)	160,030,333	160,030,333
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,144,332,820)		1,028,510,273
NET OTHER ASSETS - 0.1%		663,213
NET ASSETS - 100%		$ 1,029,173,486
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,041,150 or 1.7% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $405,999,716 and $412,767,717, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,358 for the period.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $156,531,000 of which $49,149,000 and $107,382,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $1,144,332,820) - See accompanying schedule		$ 1,028,510,273
Receivable for fund shares sold		296,078
Dividends receivable		979,582
Interest receivable		722,617
Other receivables		5,404
Total assets		1,030,513,954

Liabilities
Payable for fund shares redeemed	$ 775,135
Accrued management fee	422,728
Distribution fees payable	50,309
Other payables and accrued expenses	92,296
Total liabilities		1,340,468

Net Assets		$ 1,029,173,486
Net Assets consist of:
Paid in capital		$ 1,292,053,884
Undistributed net investment income		13,960,647
Accumulated undistributed net realized gain (loss) on investments		(161,018,498)
Net unrealized appreciation (depreciation) on investments		(115,822,547)
Net Assets		$ 1,029,173,486

Initial Class: Net Asset Value, offering price and redemption price per share ($638,123,763 ÷ 58,752,003 shares)		$ 10.86

Service Class: Net Asset Value, offering price and redemption price per share ($250,160,114 ÷ 23,167,805 shares)		$ 10.80

Service Class 2: Net Asset Value, offering price and redemption price per share ($140,889,609 ÷ 13,131,919 shares)		$ 10.73

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 12,546,729
Interest		8,502,499
Security lending		4,636
Total income		21,053,864

Expenses
Management fee	$ 5,399,250
Transfer agent fees	773,176
Distribution fees	532,749
Accounting and security lending fees	282,366
Non-interested trustees' compensation	4,032
Custodian fees and expenses	16,588
Audit	31,741
Legal	13,641
Reports to shareholders	100,808
Miscellaneous	8,375
Total expenses before reductions	7,162,726
Expense reductions	(142,132)	7,020,594
Net investment income (loss)		14,033,270
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(97,687,550)
Futures contracts	(8,266,772)
Total net realized gain (loss)		(105,954,322)
Change in net unrealized appreciation (depreciation) on: Investment securities	(122,151,854)
Futures contracts	(1,067,223)
Total change in net unrealized appreciation (depreciation)		(123,219,077)
Net gain (loss)		(229,173,399)
Net increase (decrease) in net assets resulting from operations		$ (215,140,129)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,033,270	$ 15,617,953
Net realized gain (loss)	(105,954,322)	(55,343,155)
Change in net unrealized appreciation (depreciation)	(123,219,077)	(73,235,701)
Net increase (decrease) in net assets resulting from operations	(215,140,129)	(112,960,903)
Distributions to shareholders from net investment income	(15,060,404)	(15,500,793)
Distributions to shareholders from net realized gain	-	(50,237,278)
Total distributions	(15,060,404)	(65,738,071)
Share transactions - net increase (decrease)	8,584,266	192,076,906
Total increase (decrease) in net assets	(221,616,267)	13,377,932

Net Assets
Beginning of period	1,250,789,753	1,237,411,821
End of period (including undistributed net investment income of $13,960,647 and undistributed net investment income of $15,180,119, respectively)	$ 1,029,173,486	$ 1,250,789,753
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	5,547,232	3,741,835	8,546,664
Reinvested	858,112	262,919	83,941
Redeemed	(15,376,984)	(2,273,174)	(1,333,545)
Net increase (decrease)	(8,971,640)	1,731,580	7,297,060
Dollars
Sold	$ 65,703,944	$ 44,246,058	$ 98,819,591
Reinvested	10,743,568	3,275,965	1,040,871
Redeemed	(175,367,574)	(25,009,314)	(14,868,843)
Net increase (decrease)	$ (98,920,062)	$ 22,512,709	$ 84,991,619

Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	8,754,467	7,628,976	5,096,985
Reinvested	3,712,724	812,593	60,117
Redeemed	(11,004,137)	(1,028,965)	(181,025)
Net increase (decrease)	1,463,054	7,412,604	4,976,077
Dollars
Sold	$ 118,081,480	$ 102,324,030	$ 66,757,918
Reinvested	53,277,595	11,603,819	856,657
Redeemed	(145,071,678)	(13,471,861)	(2,281,054)
Net increase (decrease)	$ 26,287,397	$ 100,455,988	$ 65,333,521

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,743,568	$ 3,275,965	$ 1,040,871
From net realized gain	-	-	-
Total	$ 10,743,568	$ 3,275,965	$ 1,040,871
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,653,429	$ 2,643,908	$ 203,456
From net realized gain	40,624,166	8,959,911	653,201
Total	$ 53,277,595	$ 11,603,819	$ 856,657

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.15	.18	.20	.18	.15
Net realized and unrealized gain (loss)	(2.32)	(1.45)	(.81)	1.27	3.54
Total from investment operations	(2.17)	(1.27)	(.61)	1.45	3.69
Distributions from net investment income	(.16)	(.19)	(.19)	(.10)	-
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)
Total distributions	(.16)	(.80)	(1.43)	(.30)	(.07)
Net asset value, end of period	$ 10.86	$ 13.19	$ 15.26	$ 17.30	$ 16.15
Total Return A,B	(16.61)%	(8.75)%	(3.62)%	9.17%	29.59%
Ratios to Average Net Assets D
Expenses before expense reductions	.59%	.58%	.58%	.60%	.61%
Expenses net of voluntary waivers, if any	.59%	.58%	.58%	.60%	.61%
Expenses net of all reductions	.58%	.56%	.57%	.59%	.60%
Net investment income (loss)	1.30%	1.34%	1.26%	1.08%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 638,124	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806
Portfolio turnover rate	43%	58%	72%	58%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.14	.16	.18	.16	.15
Net realized and unrealized gain (loss)	(2.31)	(1.44)	(.80)	1.27	3.50
Total from investment operations	(2.17)	(1.28)	(.62)	1.43	3.65
Distributions from net investment income	(.15)	(.18)	(.19)	(.10)	-
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)
Total distributions	(.15)	(.79)	(1.43)	(.30)	(.07)
Net asset value, end of period	$ 10.80	$ 13.12	$ 15.19	$ 17.24	$ 16.11
Total Return A,B	(16.69)%	(8.85)%	(3.69)%	9.06%	29.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.69%	.68%	.69%	.70%	.71%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.70%	.71%
Expenses net of all reductions	.68%	.66%	.68%	.69%	.70%
Net investment income (loss)	1.20%	1.24%	1.16%	.98%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 250,160	$ 281,194	$ 212,994	$ 95,600	$ 18,375
Portfolio turnover rate	43%	58%	72%	58%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income (loss) E	.12	.14	.15
Net realized and unrealized gain (loss)	(2.30)	(1.44)	(.49)
Total from investment operations	(2.18)	(1.30)	(.34)
Distributions from net investment income	(.16)	(.19)	(.19)
Distributions from net realized gain	-	(.61)	(1.24)
Total distributions	(.16)	(.80)	(1.43)
Net asset value, end of period	$ 10.73	$ 13.07	$ 15.17
Total Return B,C,D	(16.84)%	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.85%	.84%	.85% A
Expenses net of voluntary waivers, if any	.85%	.84%	.85% A
Expenses net of all reductions	.84%	.82%	.84% A
Net investment income (loss)	1.05%	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,890	$ 76,237	$ 13,025
Portfolio turnover rate	43%	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth Opportunities - Service Class	-21.92%	-6.42%	4.86%
S&P 500 ®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.
* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Service Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the 12-month period ending December 31, 2002, the fund slightly outperformed the Standard & Poor's 500 Index, which fell 22.10% for the year, and it soundly beat the 25.44% decline of the variable annuity growth funds average tracked by Lipper Inc. Against the backdrop of three straight years of declines for the equity market, this performance reflects a subpar return on an absolute basis, although the fund did beat the performance of its benchmarks.

Q. As you mentioned, the stock market has struggled for nearly three years now. What was your approach entering the period, and what were your successes and disappointments?

A. Obviously, the overriding disappointment was the fund's negative return. While I outperformed my competitors, reporting an absolute loss for another year is disheartening. In hindsight, the fund's move toward a defensive stance reflecting serious concerns about corporate profitability was right. Executing that strategy, however, proved to be much more difficult than anticipated, as traditionally defensive sectors - including health care and regional Bell operating companies (RBOCs) - had a dismal 12 months. Generally, the search for dependable earnings growers was a challenging proposition during the past year. Specifically, underweighting technology was a positive contributor to the fund's performance. Underweighting the RBOCs also worked out well. However, stock selection within pharmaceuticals proved to be one of the more disappointing ventures for the fund during the past year.

Q. With all the high-profile blow-ups of 2002 - including Tyco International and WorldCom, among others - did you manage to sidestep these land mines?

A. I avoided most of the disasters, but not all of them. Avoiding WorldCom, Electronic Data Systems (EDS) and Nortel was a definite plus, although I did buy some EDS late in the period after the stock had been beaten down to what I felt was an attractive valuation. With the October/November rally in tech, EDS actually was a positive contributor to the fund's absolute and relative return. Tyco, however, was in the portfolio when that story began to unravel. Despite the fact that I significantly reduced this position before the stock completely collapsed, Tyco took a heavy toll on the fund's performance. In addition to the headline-grabbing cases of corporate fraud, the past year will be remembered for the number of business models that failed due to lack of volume, increased pricing pressures and misaligned cost structures.

Q. What other stocks proved to be disappointments?

A. As I mentioned before, a number of the fund's drug holdings fared poorly. Wyeth's largest product franchise came under scrutiny as new studies raised concerns about negative side effects, thus raising questions about the company's earnings growth rate. Baxter failed to achieve its lofty earnings growth goals as one of its key markets slowed. Sepracor declined precipitously when the biotechnology firm encountered issues in its product pipeline. With biotech companies, the risk/reward is high, as you're betting on the future value of developments in the pipeline. If something falls out or gets delayed, as it did with Sepracor, it does incredible damage to the stock price. Lastly, Pfizer, the fund's third-largest holding at the end of the period, was a detractor, in part due to the pall cast over the entire pharmaceutical industry, but also because its plan to acquire Pharmacia was greeted less than enthusiastically by the market. The fund no longer holds Baxter or Sepracor.

Q. What stocks performed well?

A. Moving through the second quarter of this calendar year, the fund's media stocks started to perform better. The investment thesis for the media holdings was that, historically, advertising "spend" has grown well, with few down years, and that a rebound in advertising spend would result in strong earnings growth for the respective companies. In other words, media stocks appeared to be a good way to get some cyclical exposure for the fund. As it turned out, ad spend did pick up and the fund's media holdings, most notably Viacom and Fox Entertainment, were positive contributors to performance. Elsewhere, Forest Labs was one health care pick that worked based on the company's string of successful product introductions in 2002. Merrill Lynch was another winner, and one of several of the fund's stocks that did well in large part because of well-managed restructurings. Viacom, Gillette, Coca-Cola and Amazon.com also have made significant progress in improving their business models.

Q. What's your outlook, Bettina? Can we escape a fourth straight year of declines in the market?

A. I can't predict the future, but I do feel more optimistic about 2003. I think we're starting to see the signs that are typical of a cyclical bottom. Companies are restructuring, consumers are retrenching, capital spending appears to be bottoming, and merger and acquisition activity is picking up. Along with the slow earnings recovery that seemed to be underway at period end, these factors could make for a better year in 2003.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of December 31, 2002, more than
$633 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	3.9
Citigroup, Inc.	3.6
Pfizer, Inc.	3.0
Freddie Mac	3.0
The Coca-Cola Co.	2.8
16.3
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	16.7
Consumer Discretionary	16.3
Health Care	15.2
Information Technology	11.4
Consumer Staples	10.6
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	96.0%
Short-Term Investments and Net Other Assets	4.0%
* Foreign investments	4.3%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 86.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.3%
Hotels, Restaurants & Leisure - 0.8%
Marriott International, Inc. Class A	19,100	$ 627,817
McDonald's Corp.	25,900	416,472
Panera Bread Co. Class A (a)	31,100	1,082,591
Starwood Hotels & Resorts Worldwide, Inc. unit	139,000	3,299,860
		5,426,740
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	115,500	2,181,795
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	20,100	704,304
Media - 8.9%
AOL Time Warner, Inc. (a)	466,700	6,113,770
Clear Channel Communications, Inc. (a)	75,500	2,815,395
Comcast Corp.:
Class A (a)	24,359	574,142
Class A (special) (a)	165,600	3,740,904
Fox Entertainment Group, Inc. Class A (a)	465,900	12,080,787
McGraw-Hill Companies, Inc.	6,400	386,816
Meredith Corp.	30,200	1,241,522
News Corp. Ltd. ADR	97,900	2,569,875
Omnicom Group, Inc.	35,500	2,293,300
Univision Communications, Inc. Class A (a)	202,400	4,958,800
Viacom, Inc.:
Class A (a)	21,800	889,658
Class B (non-vtg.) (a)	423,420	17,258,599
Walt Disney Co.	75,700	1,234,667
		56,158,235
Multiline Retail - 3.1%
Costco Wholesale Corp. (a)	65,700	1,843,542
JCPenney Co., Inc.	96,400	2,218,164
Kohl's Corp. (a)	112,600	6,299,970
Target Corp.	53,600	1,608,000
Wal-Mart Stores, Inc.	146,600	7,404,766
		19,374,442
Specialty Retail - 2.2%
Best Buy Co., Inc. (a)	35,500	857,325
Home Depot, Inc.	126,800	3,038,128
Lowe's Companies, Inc.	141,300	5,298,750
RadioShack Corp.	43,300	811,442
Staples, Inc. (a)	208,000	3,806,400
		13,812,045
Textiles Apparel & Luxury Goods - 0.9%
Adidas-Salomon AG	35,187	3,040,395
Coach, Inc. (a)	54,100	1,780,972
NIKE, Inc. Class B	20,100	893,847
		5,715,214
TOTAL CONSUMER DISCRETIONARY		103,372,775

	Shares	Value (Note 1)
CONSUMER STAPLES - 10.6%
Beverages - 3.5%
Pepsi Bottling Group, Inc.	43,600	$ 1,120,520
PepsiCo, Inc.	80,400	3,394,488
The Coca-Cola Co.	397,500	17,418,450
		21,933,458
Food Products - 1.0%
Dean Foods Co. (a)	95,000	3,524,500
Kraft Foods, Inc. Class A	23,300	907,069
The J.M. Smucker Co.	378	15,048
Tyson Foods, Inc. Class A	145,300	1,630,266
		6,076,883
Household Products - 0.7%
Colgate-Palmolive Co.	70,400	3,691,072
Procter & Gamble Co.	10,820	929,871
		4,620,943
Personal Products - 4.1%
Avon Products, Inc.	23,222	1,250,969
Gillette Co.	807,770	24,523,893
		25,774,862
Tobacco - 1.3%
Philip Morris Companies, Inc.	206,820	8,382,415
TOTAL CONSUMER STAPLES		66,788,561
ENERGY - 5.7%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	88,100	2,835,939
Cooper Cameron Corp. (a)	38,500	1,918,070
Helmerich & Payne, Inc.	25,200	703,332
Schlumberger Ltd. (NY Shares)	212,100	8,927,289
		14,384,630
Oil & Gas - 3.4%
BP PLC sponsored ADR	115,790	4,706,864
ChevronTexaco Corp.	61,100	4,061,928
ConocoPhillips	53,530	2,590,317
Exxon Mobil Corp.	301,400	10,530,916
		21,890,025
TOTAL ENERGY		36,274,655
FINANCIALS - 16.7%
Banks - 0.5%
Bank of America Corp.	30,600	2,128,842
Bank One Corp.	31,700	1,158,635
		3,287,477
Diversified Financials - 13.9%
American Express Co.	124,700	4,408,145
Charles Schwab Corp.	226,500	2,457,525
Citigroup, Inc.	651,107	22,912,455
Fannie Mae	196,200	12,621,546
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Freddie Mac	317,700	$ 18,760,185
Investment Technology Group, Inc. (a)	32,750	732,290
Lehman Brothers Holdings, Inc.	10,100	538,229
Merrill Lynch & Co., Inc.	291,300	11,054,835
Morgan Stanley	276,300	11,029,896
SLM Corp.	25,400	2,638,044
Stilwell Financial, Inc.	81,500	1,065,205
		88,218,355
Insurance - 2.3%
American International Group, Inc.	209,162	12,100,022
Aon Corp.	30,600	578,034
Travelers Property Casualty Corp.:
Class A	65,709	962,637
Class B (a)	60,423	885,197
		14,525,890
TOTAL FINANCIALS		106,031,722
HEALTH CARE - 15.2%
Biotechnology - 0.7%
Celgene Corp. (a)	48,900	1,049,883
IDEC Pharmaceuticals Corp. (a)	87,900	2,915,643
Vertex Pharmaceuticals, Inc. (a)	28,000	443,800
		4,409,326
Health Care Equipment & Supplies - 4.2%
Alcon, Inc.	98,400	3,881,880
Becton, Dickinson & Co.	159,800	4,904,262
Boston Scientific Corp. (a)	141,200	6,003,824
C.R. Bard, Inc.	44,200	2,563,600
Medtronic, Inc.	109,700	5,002,320
St. Jude Medical, Inc. (a)	81,980	3,256,246
Zimmer Holdings, Inc. (a)	29,550	1,226,916
		26,839,048
Health Care Providers & Services - 0.0%
Cardinal Health, Inc.	4,905	290,327
Pharmaceuticals - 10.3%
Abbott Laboratories	139,830	5,593,200
Allergan, Inc.	9,900	570,438
Barr Laboratories, Inc. (a)	29,300	1,907,137
Bristol-Myers Squibb Co.	41,400	958,410
Eli Lilly & Co.	50,200	3,187,700
Forest Laboratories, Inc. (a)	20,700	2,033,154
Johnson & Johnson	141,700	7,610,707
Merck & Co., Inc.	250,100	14,158,161
Novartis AG sponsored ADR	51,600	1,895,268
Pfizer, Inc.	626,093	19,139,663

	Shares	Value (Note 1)
Schering-Plough Corp.	121,600	$ 2,699,520
Wyeth	139,000	5,198,600
		64,951,958
TOTAL HEALTH CARE		96,490,659
INDUSTRIALS - 6.3%
Aerospace & Defense - 0.3%
Lockheed Martin Corp.	10,370	598,868
Northrop Grumman Corp.	10,300	999,100
		1,597,968
Air Freight & Logistics - 0.3%
FedEx Corp.	40,800	2,212,176
Airlines - 0.8%
Alaska Air Group, Inc. (a)	20,700	448,155
Delta Air Lines, Inc.	61,200	740,520
Southwest Airlines Co.	267,450	3,717,555
		4,906,230
Commercial Services & Supplies - 1.2%
First Data Corp.	113,700	4,026,117
Paychex, Inc.	107,023	2,985,942
Robert Half International, Inc. (a)	20,200	325,422
		7,337,481
Industrial Conglomerates - 2.9%
3M Co.	10,100	1,245,330
General Electric Co.	637,250	15,517,038
Tyco International Ltd.	100,800	1,721,664
		18,484,032
Machinery - 0.3%
Danaher Corp.	31,100	2,043,270
Road & Rail - 0.5%
CSX Corp.	34,290	970,750
Kansas City Southern (a)	70,900	850,800
Union Pacific Corp.	19,740	1,181,834
		3,003,384
TOTAL INDUSTRIALS		39,584,541
INFORMATION TECHNOLOGY - 11.4%
Communications Equipment - 2.3%
Cisco Systems, Inc. (a)	566,060	7,415,386
Juniper Networks, Inc. (a)	144,700	983,960
Motorola, Inc.	503,800	4,357,870
Nokia Corp. sponsored ADR	118,100	1,830,550
		14,587,766
Computers & Peripherals - 1.4%
Dell Computer Corp. (a)	288,500	7,714,490
EMC Corp. (a)	100,400	616,456
Hewlett-Packard Co.	41,300	716,968
		9,047,914
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	45,200	$ 811,792
Diebold, Inc.	24,400	1,005,768
		1,817,560
Internet Software & Services - 0.9%
Overture Services, Inc. (a)	25,800	704,598
Yahoo!, Inc. (a)	284,000	4,643,400
		5,347,998
IT Consulting & Services - 0.2%
Electronic Data Systems Corp.	61,700	1,137,131
Semiconductor Equipment & Products - 3.2%
Analog Devices, Inc. (a)	115,200	2,749,824
Applied Materials, Inc. (a)	78,200	1,018,946
Intel Corp.	234,310	3,648,207
KLA-Tencor Corp. (a)	8,600	304,182
LAM Research Corp. (a)	42,800	462,240
Marvell Technology Group Ltd. (a)	51,700	975,062
Micron Technology, Inc. (a)	103,100	1,004,194
National Semiconductor Corp. (a)	168,500	2,529,185
NVIDIA Corp. (a)	51,100	588,161
Teradyne, Inc. (a)	53,100	690,831
Texas Instruments, Inc.	334,700	5,023,847
Xilinx, Inc. (a)	74,100	1,526,460
		20,521,139
Software - 3.1%
Adobe Systems, Inc.	74,800	1,855,115
Microsoft Corp. (a)	316,900	16,383,730
Quest Software, Inc. (a)	46,718	481,663
VERITAS Software Corp. (a)	66,800	1,043,416
		19,763,924
TOTAL INFORMATION TECHNOLOGY		72,223,432
MATERIALS - 1.4%
Chemicals - 1.1%
Dow Chemical Co.	80,700	2,396,790
E.I. du Pont de Nemours & Co.	35,100	1,488,240
Monsanto Co.	31,000	596,750
Praxair, Inc.	38,700	2,235,699
		6,717,479
Metals & Mining - 0.3%
Alcoa, Inc.	90,300	2,057,034
TOTAL MATERIALS		8,774,513
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.2%
AT&T Corp.	15,060	393,217
BellSouth Corp.	204,100	5,280,067

	Shares	Value (Note 1)
SBC Communications, Inc.	74,760	$ 2,026,744
Verizon Communications, Inc.	165,900	6,428,625
		14,128,653
Wireless Telecommunication Services - 0.2%
Sprint Corp. - PCS Group Series 1 (a)	248,400	1,087,992
TOTAL TELECOMMUNICATION SERVICES		15,216,645
TOTAL COMMON STOCKS (Cost $567,134,571)		544,757,503
U.S. Treasury Obligations - 0.7%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.2% to 1.54% 1/9/03 to 2/27/03 (c) (Cost $4,396,924)	$ 4,400,000	4,397,648
Money Market Funds - 13.9%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	85,555,463	85,555,463
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	2,310,000	2,310,000
TOTAL MONEY MARKET FUNDS (Cost $87,865,463)		87,865,463
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $659,396,958)		637,020,614
NET OTHER ASSETS - (0.6)%		(3,741,382)
NET ASSETS - 100%		$ 633,279,232
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
288 S&P 500 Index Contracts	March 2003	$ 63,280,800	$ (1,963,685)
The face value of futures purchased as a percentage of net assets - 10.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,397,648.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $434,062,344 and $600,404,003, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $31,239 for the period.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $296,046,000 of which $30,553,000, $149,878,000 and $115,615,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $2,181,795) (cost $659,396,958) - See accompanying schedule		$ 637,020,614
Receivable for investments sold		1,372,833
Receivable for fund shares sold		75,056
Dividends receivable		722,355
Interest receivable		114,198
Receivable for daily variation on futures contracts		100,800
Other receivables		8,597
Total assets		639,414,453

Liabilities
Payable to custodian bank	$ 45,224
Payable for investments purchased	2,619,155
Payable for fund shares redeemed	747,212
Accrued management fee	319,295
Distribution fees payable	25,148
Other payables and accrued expenses	69,187
Collateral on securities loaned, at value	2,310,000
Total liabilities		6,135,221

Net Assets		$ 633,279,232
Net Assets consist of:
Paid in capital		$ 953,643,409
Undistributed net investment income		4,525,392
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(300,553,278)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(24,336,291)
Net Assets		$ 633,279,232

Initial Class: Net Asset Value, offering price and redemption price per share ($403,475,540 ÷ 34,442,948 shares)		$ 11.71

Service Class: Net Asset Value, offering price and redemption price per share ($188,317,575 ÷ 16,096,714 shares)		$ 11.70

Service Class 2: Net Asset Value, offering price and redemption price per share ($41,486,117 ÷ 3,565,562 shares)		$ 11.64

Statement of Operations

	Year ended December 31, 2002
Investment Income
Dividends		$ 9,244,701
Interest		1,294,838
Security lending		13,780
Total income		10,553,319

Expenses
Management fee	$ 4,583,230
Transfer agent fees	556,363
Distribution fees	341,811
Accounting and security lending fees	230,453
Non-interested trustees' compensation	2,877
Custodian fees and expenses	23,746
Audit	32,919
Legal	9,841
Miscellaneous	97,209
Total expenses before reductions	5,878,449
Expense reductions	(301,005)	5,577,444
Net investment income (loss)		4,975,875
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(112,122,160)
Foreign currency transactions	1,648
Futures contracts	(1,431,882)
Total net realized gain (loss)		(113,552,394)
Change in net unrealized appreciation (depreciation) on: Investment securities	(93,180,828)
Assets and liabilities in foreign currencies	7,957
Futures contracts	(1,963,685)
Total change in net unrealized appreciation (depreciation)		(95,136,556)
Net gain (loss)		(208,688,950)
Net increase (decrease) in net assets resulting from operations		$ (203,713,075)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,975,875	$ 8,185,900
Net realized gain (loss)	(113,552,394)	(149,504,018)
Change in net unrealized appreciation (depreciation)	(95,136,556)	(46,969,320)
Net increase (decrease) in net assets resulting from operations	(203,713,075)	(188,287,438)
Distributions to shareholders from net investment income	(8,515,304)	(4,056,791)
Share transactions - net increase (decrease)	(130,074,012)	(155,735,950)
Total increase (decrease) in net assets	(342,302,391)	(348,080,179)

Net Assets
Beginning of period	975,581,623	1,323,661,802
End of period (including undistributed net investment income of $4,525,392 and undistributed net investment income of $8,073,998, respectively)	$ 633,279,232	$ 975,581,623
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	4,073,344	2,148,249	2,793,837
Reinvested	418,938	154,434	23,984
Redeemed	(13,173,878)	(4,639,853)	(2,220,662)
Net increase (decrease)	(8,681,596)	(2,337,170)	597,159

Dollars Sold	$ 53,351,268	$ 28,729,746	$ 36,310,489
Reinvested	5,974,043	2,200,701	340,561
Redeemed	(170,612,111)	(58,753,780)	(27,614,929)
Net increase (decrease)	$ (111,286,800)	$ (27,823,333)	$ 9,036,121

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	9,904,497	3,240,124	2,152,732
Reinvested	181,161	44,864	5,704
Redeemed	(20,623,054)	(4,389,986)	(650,918)
Net increase (decrease)	(10,537,396)	(1,104,998)	1,507,518

Dollars Sold	$ 154,769,236	$ 50,526,723	$ 33,624,263
Reinvested	3,172,127	785,129	99,535
Redeemed	(321,562,633)	(67,420,661)	(9,729,669)
Net increase (decrease)	$ (163,621,270)	$ (16,108,809)	$ 23,994,129

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,974,042	$ 2,200,701	$ 340,561
From net realized gain	-	-	-
Total	$ 5,974,042	$ 2,200,701	$ 340,561

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 3,172,127	$ 785,129	$ 99,535
From net realized gain	-	-	-
Total	$ 3,172,127	$ 785,129	$ 99,535

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Income from Investment Operations
Net investment income (loss) C	.09	.12	.06	.27	.26
Net realized and unrealized gain (loss)	(3.37)	(2.67)	(3.77)	.66	4.29
Total from investment operations	(3.28)	(2.55)	(3.71)	.93	4.55
Distributions from net investment income	(.14)	(.06)	(.29)	(.23)	(.21)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)
Total distributions	(.14)	(.06)	(1.70)	(.66)	(.94)
Net asset value, end of period	$ 11.71	$ 15.13	$ 17.74	$ 23.15	$ 22.88
Total Return A, B	(21.84)%	(14.42)%	(17.07)%	4.27%	24.61%
Ratios to Average Net Assets D
Expenses before expense reductions	.70%	.69%	.68%	.69%	.71%
Expenses net of voluntary waivers, if any	.70%	.69%	.68%	.69%	.71%
Expenses net of all reductions	.66%	.67%	.66%	.68%	.70%
Net investment income (loss)	.68%	.79%	.31%	1.20%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 403,476	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011
Portfolio turnover rate	60%	89%	117%	42%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Income from Investment Operations
Net investment income (loss)C	.08	.11	.04	.25	.23
Net realized and unrealized gain (loss)	(3.37)	(2.67)	(3.76)	.66	4.30
Total from investment operations	(3.29)	(2.56)	(3.72)	.91	4.53
Distributions from net investment income	(.12)	(.04)	(.28)	(.22)	(.21)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)
Total distributions	(.12)	(.04)	(1.69)	(.65)	(.94)
Net asset value, end of period	$ 11.70	$ 15.11	$ 17.71	$ 23.12	$ 22.86
Total ReturnA,B	(21.92)%	(14.49)%	(17.13)%	4.18%	24.51%
Ratios to Average Net AssetsD
Expenses before expense reductions	.80%	.79%	.79%	.79%	.80%
Expenses net of voluntary waivers, if any	.80%	.79%	.79%	.79%	.80%
Expenses net of all reductions	.77%	.77%	.76%	.78%	.79%
Net investment income (loss)	.58%	.69%	.21%	1.09%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 188,318	$ 278,446	$ 345,960	$ 344,778	$ 149,496
Portfolio turnover rate	60%	89%	117%	42%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income (loss) E	.05	.08	.01
Net realized and unrealized gain (loss)	(3.34)	(2.66)	(3.34)
Total from investment operations	(3.29)	(2.58)	(3.33)
Distributions from net investment income	(.11)	(.06)	(.28)
Distributions from net realized gain	-	-	(1.41)
Total distributions	(.11)	(.06)	(1.69)
Net asset value, end of period	$ 11.64	$ 15.04	$ 17.68
Total Return B, C,D	(22.01)%	(14.64)%	(15.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	.97%	.95%	.95% A
Expenses net of voluntary waivers, if any	.97%	.95%	.95% A
Expenses net of all reductions	.94%	.93%	.93% A
Net investment income (loss)	.41%	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,486	$ 44,643	$ 25,827
Portfolio turnover rate	60%	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Performance

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Service Class	10.20%	7.39%	7.25%
LB Aggregate Bond	10.26%	7.54%	7.51%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.61%	6.50%	6.79%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Ford O'Neil, Portfolio Manager of Investment Grade Bond Portfolio

Q. How did the fund perform, Ford?

A. For the year ending December 31, 2002, the fund performed roughly in line with the Lehman Brothers Aggregate Bond Index, which returned 10.26%, and solidly outpaced the Lipper Inc. variable annuity intermediate investment grade debt funds average, which returned 8.61%.

Q. What drove investment-grade bonds during the past year?

A. It was a strong, albeit volatile period for bonds, which generally did well amid a favorable interest rate environment, spurred by sluggish economic growth, fears of deflation, lackluster corporate profits and slumping stock prices. Rates across the yield curve plunged to historically low levels during the first nine months of the year, as the prospects for Federal Reserve Board tightening diminished and concerns about corporate financial scandals and geopolitical unrest eroded investor confidence, sparking a strong flight to quality in government securities - namely Treasuries and agencies. Investors' aversion to riskier assets hurt corporate bonds, which also were plagued by widespread credit-quality downgrades. Yield spreads widened to record levels relative to Treasuries before they narrowed sharply during the fourth quarter in response to the Fed's half-point rate cut plus expectations for fiscal stimulus, an improved economic outlook and a stronger stock market. Mortgage securities performed well throughout the period despite increased volatility and higher prepayment activity, due to robust demand for high-quality, higher-yielding investments.

Q. Against this backdrop, what dictated fund results?

A. The fund's positioning in corporate bonds had the most influence on performance. While my decision to overweight corporates relative to the index rather than stronger-performing government issues curbed results for most of the year, it was a home run during the fourth quarter - particularly in November, one of the best months ever for corporates. Using the sector's volatility to our advantage and sticking with our investment process was key to our outperformance, as we generated strong excess returns by snapping up beaten-down BBB-rated telecommunications and media issues that rebounded strongly after we bought them in July and September. The fund fared reasonably well in corporates overall during the first three quarters of the period, which was important given the stiff headwind.

Q. What kept you in the ball game as corporates headed south?

A. Assuming a more conservative posture helped, given heightened credit risk and increased short-selling activity by institutional investors. Despite scaling back on corporates, security selection was the main driver of performance. While we weren't immune to troubled securities, good research, diversification and credit analysis - supported by thorough knowledge of company management teams - enabled us to own more of the right names, while avoiding several prominent issuers that were downgraded. This resource and information advantage helped us limit our downside versus the index and soundly beat our average Lipper peer. However, the fund was hurt by a few gas and electric utilities that stumbled badly, specifically those with unregulated subsidiaries engaged in energy trading and power production that were hampered by heavy debt and overcapacity. We offset some of these losses by overweighting strong-performing banks with solid balance sheets and scant credit problems.

Q. What can you tell us about your other key strategies?

A. Given how low interest rates had fallen, I decided to rotate some assets out of Treasuries, agencies and cash and into high-quality, higher-yielding mortgage and asset-backed securities based on their superior return potential. Although rates trended lower, the yield advantage gained from focusing on these sectors overwhelmed the rally in government bond prices. Moreover, while declining mortgage rates triggered another massive wave of mortgage refinancing during the summer, the fund benefited from my focus on securities with strong cash-flow protection characteristics that were less vulnerable to being prepaid. Newly issued current-coupon mortgages in the 4%-6% range helped performance, as did commercial mortgage-backed securities. With most of the market priced above par - or face value - holders of more seasoned, higher-coupon bonds experienced faster prepayments than anticipated, causing them to book a loss without the chance of gaining the additional interest income.

Q. What's your outlook?

A. I may consider purchasing additional corporate and mortgage securities when I feel the economic recovery is solidifying. At that point, a tighter monetary policy likely will ensue, which should cause short-term Treasury yields to rise, the curve to flatten, prepayment activity to slow, and corporates and mortgages to outperform - changes that could bode well for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks as high a level of current income as
is consistent with the preservation of capital

Start date: December 5, 1988

Size: as of December 31, 2002, more than
$2.0 billion

Manager: Ford O'Neil, since 2001; joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investment Summary

Quality Diversification (% of fund's net assets)
As of December 31, 2002
U.S. Governments 55.3%
AAA 5.9%
AA 2.9%
A 13.4%
BBB 16.1%
BB and Below 2.0%
Short-Term Investments and Net Other Assets 4.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of December 31, 2002
Years	5.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	15.4
Telecommunication Services	3.6
Utilities	3.2
Consumer Discretionary	3.0
Industrials	2.0

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.4%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.3%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	$ 4,645,000	$ 5,164,014
Media - 2.6%
AOL Time Warner, Inc.:
6.875% 5/1/12	7,141,000	7,541,639
7.7% 5/1/32	1,745,000	1,816,079
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	2,100,000	2,268,000
Comcast Cable Communications, Inc. 6.875% 6/15/09	5,000,000	5,319,465
Continental Cablevision, Inc.:
8.3% 5/15/06	810,000	877,463
9% 9/1/08	4,000,000	4,560,600
Cox Communications, Inc.:
7.125% 10/1/12	2,670,000	2,965,660
7.75% 11/1/10	3,700,000	4,214,134
News America Holdings, Inc. 7.75% 12/1/45	12,500,000	12,284,763
Shaw Communications, Inc. yankee 7.2% 12/15/11	2,000,000	1,729,374
TCI Communications, Inc. 9.8% 2/1/12	7,000,000	8,414,161
Time Warner, Inc. 8.18% 8/15/07	1,240,000	1,361,196
		53,352,534
TOTAL CONSUMER DISCRETIONARY		58,516,548
CONSUMER STAPLES - 0.9%
Food & Drug Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	2,285,000	2,504,723
Food Products - 0.2%
ConAgra Foods, Inc. 6.75% 9/15/11	3,870,000	4,400,805
Tobacco - 0.6%
Philip Morris Companies, Inc.:
7% 7/15/05	1,500,000	1,629,248
7.65% 7/1/08	5,000,000	5,767,245
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	2,205,000	2,300,529
7.75% 5/15/06	1,570,000	1,712,000
		11,409,022
TOTAL CONSUMER STAPLES		18,314,550

	Principal Amount	Value (Note 1)
ENERGY - 0.5%
Oil & Gas - 0.5%
Duke Energy Field Services LLC 7.875% 8/16/10	$ 4,000,000	$ 4,233,292
Pemex Project Funding Master Trust:
7.375% 12/15/14 (c)	4,500,000	4,612,500
7.875% 2/1/09 (c)	1,200,000	1,290,000
The Coastal Corp. 7.75% 10/15/35	1,355,000	894,300
		11,030,092
FINANCIALS - 14.9%
Banks - 2.3%
Bank of America Corp. 4.75% 10/15/06	2,035,000	2,153,590
Bank of Montreal 6.1% 9/15/05	3,000,000	3,242,571
Bank One Corp. 6.5% 2/1/06	1,245,000	1,375,256
BankBoston Corp. 6.625% 12/1/05	4,420,000	4,838,777
Capital One Bank:
6.5% 7/30/04	2,763,000	2,702,192
6.875% 2/1/06	1,200,000	1,160,942
First Union Corp. 7.55% 8/18/05	1,055,000	1,188,691
Fleet Financial Group, Inc. 7.125% 4/15/06	980,000	1,085,504
FleetBoston Financial Corp. 7.25% 9/15/05	1,695,000	1,876,836
HSBC Holdings PLC 5.25% 12/12/12	1,500,000	1,537,469
Korea Development Bank 7.375% 9/17/04	1,320,000	1,428,101
MBNA Corp.:
6.25% 1/17/07	1,905,000	1,988,635
6.34% 6/2/03	350,000	355,704
7.5% 3/15/12	3,005,000	3,230,630
Merita Bank Ltd. yankee 6.5% 1/15/06	1,500,000	1,633,305
PNC Funding Corp. 5.75% 8/1/06	4,440,000	4,752,811
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	1,750,000	2,025,487
8.817% 3/31/49	1,640,000	1,840,674
Union Planters Corp. 6.75% 11/1/05	400,000	439,853
Washington Mutual Bank 6.875% 6/15/11	3,000,000	3,363,843
Washington Mutual, Inc. 5.625% 1/15/07	3,955,000	4,232,416
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	900,000	1,071,031
		47,524,318
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - 11.1%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	$ 625,000	$ 685,151
Alliance Capital Management LP 5.625% 8/15/06	2,475,000	2,605,381
American General Finance Corp. 5.875% 7/14/06	5,400,000	5,812,857
Amvescap PLC yankee 6.6% 5/15/05	5,100,000	5,504,818
Associates Corp. of North America 6% 7/15/05	2,500,000	2,696,393
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	1,100,000	1,254,514
Capital One Financial Corp.:
7.125% 8/1/08	1,290,000	1,194,659
7.25% 5/1/06	5,000,000	4,799,060
CIT Group, Inc.:
5.5% 2/15/04	500,000	511,292
7.75% 4/2/12	4,125,000	4,633,010
Citigroup, Inc. 5.625% 8/27/12	3,600,000	3,785,335
Countrywide Home Loans, Inc.:
5.5% 8/1/06	4,500,000	4,784,873
5.5% 2/1/07	2,500,000	2,654,390
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	2,000,000	2,141,956
6.5% 1/15/12	1,520,000	1,624,514
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	315,000	314,674
7.92% 5/18/12	3,700,000	3,085,323
Deutsche Telekom International Finance BV:
8.25% 6/15/05	4,000,000	4,373,624
8.75% 6/15/30	10,750,000	12,417,873
Ford Motor Credit Co.:
5.8% 1/12/09	5,065,000	4,697,757
6.5% 1/25/07	4,710,000	4,652,156
6.875% 2/1/06	4,600,000	4,608,059
7.875% 6/15/10	3,500,000	3,521,924
General Electric Capital Corp. 6% 6/15/12	8,045,000	8,685,985

	Principal Amount	Value (Note 1)
General Motors Acceptance Corp.:
6.75% 1/15/06	$ 4,660,000	$ 4,825,994
7.5% 7/15/05	500,000	526,543
7.75% 1/19/10	5,650,000	5,914,929
Goldman Sachs Group, Inc.:
5.7% 9/1/12	2,935,000	3,066,195
6.6% 1/15/12	4,925,000	5,442,100
Household Finance Corp.:
6.375% 10/15/11	5,290,000	5,530,732
6.375% 11/27/12	2,635,000	2,750,761
6.5% 1/24/06	605,000	644,278
6.75% 5/15/11	4,000,000	4,264,756
7% 5/15/12	840,000	920,043
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	9,640,000	11,856,410
ING Capital Funding Trust III 8.439% 12/31/10	2,050,000	2,383,814
J.P. Morgan Chase & Co.:
5.35% 3/1/07	2,415,000	2,554,587
5.625% 8/15/06	1,065,000	1,139,317
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	1,425,000	1,558,005
6.625% 1/18/12	7,500,000	8,301,225
Mellon Funding Corp. 7.5% 6/15/05	5,650,000	6,342,583
Merrill Lynch & Co., Inc. 4% 11/15/07	7,475,000	7,551,275
Morgan Stanley 6.6% 4/1/12	5,695,000	6,311,865
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	3,970,000	4,172,847
NiSource Finance Corp.:
7.625% 11/15/05	3,745,000	3,911,495
7.875% 11/15/10	4,360,000	4,791,758
Petronas Capital Ltd. 7% 5/22/12 (c)	12,280,000	13,500,325
Popular North America, Inc. 6.125% 10/15/06	3,235,000	3,500,412
Sprint Capital Corp.:
6.875% 11/15/28	2,040,000	1,642,200
7.125% 1/30/06	1,480,000	1,465,200
TCI Communications Financing III 9.65% 3/31/27	1,500,000	1,380,248
TXU Eastern Funding yankee 6.75% 5/15/09 (a)	785,000	74,575
Verizon Global Funding Corp.:
7.25% 12/1/10	5,500,000	6,250,926
7.375% 9/1/12	2,335,000	2,686,509
Verizon Wireless Capital LLC 5.375% 12/15/06	8,850,000	9,245,471
		225,552,956
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Insurance - 0.3%
MetLife, Inc. 5.375% 12/15/12	$ 800,000	$ 826,404
Principal Life Global Funding I:
5.125% 6/28/07 (c)	3,000,000	3,162,141
6.25% 2/15/12 (c)	1,350,000	1,430,988
		5,419,533
Real Estate - 1.2%
Arden Realty LP 7% 11/15/07	5,000,000	5,432,100
AvalonBay Communities, Inc. 5% 8/1/07	2,315,000	2,330,263
Boston Properties, Inc. 6.25% 1/15/13 (c)	3,000,000	3,046,200
Cabot Industrial Property LP 7.125% 5/1/04	1,430,000	1,486,890
CenterPoint Properties Trust 6.75% 4/1/05	510,000	548,849
Duke Realty LP 7.3% 6/30/03	1,500,000	1,535,541
EOP Operating LP:
6.5% 1/15/04	1,610,000	1,663,112
6.625% 2/15/05	4,500,000	4,770,617
ERP Operating LP 7.1% 6/23/04	1,000,000	1,057,852
Mack-Cali Realty LP 7.75% 2/15/11	2,700,000	3,037,883
ProLogis Trust 6.7% 4/15/04	460,000	479,195
		25,388,502
TOTAL FINANCIALS		303,885,309
INDUSTRIALS - 1.9%
Aerospace & Defense - 0.8%
Lockheed Martin Corp. 8.2% 12/1/09	2,000,000	2,471,616
Raytheon Co.:
5.5% 11/15/12	1,500,000	1,521,546
5.7% 11/1/03	1,800,000	1,835,426
8.2% 3/1/06	9,400,000	10,561,144
		16,389,732
Airlines - 0.0%
Delta Air Lines, Inc. equipment trust certificates 8.54% 1/2/07	317,398	231,812
Industrial Conglomerates - 0.5%
Tyco International Group SA yankee 6.75% 2/15/11	11,000,000	10,395,000

	Principal Amount	Value (Note 1)
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	$ 3,000,000	$ 3,124,890
CSX Corp. 7.95% 5/1/27	4,000,000	4,907,684
Norfolk Southern Corp. 7.25% 2/15/31	2,800,000	3,254,821
		11,287,395
TOTAL INDUSTRIALS		38,303,939
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.2%
Motorola, Inc.:
6.75% 2/1/06	2,000,000	2,070,000
8% 11/1/11	1,685,000	1,743,975
		3,813,975
Computers & Peripherals - 0.3%
Hewlett-Packard Co. 6.5% 7/1/12	4,805,000	5,332,632
TOTAL INFORMATION TECHNOLOGY		9,146,607
MATERIALS - 0.2%
Metals & Mining - 0.1%
Falconbridge Ltd. yankee 7.35% 6/5/12	1,900,000	1,968,153
Paper & Forest Products - 0.1%
Weyerhaeuser Co. 6.75% 3/15/12	1,675,000	1,826,316
TOTAL MATERIALS		3,794,469
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
AT&T Corp.:
6.5% 3/15/13	7,080,000	7,102,139
7.8% 11/15/11	1,915,000	2,093,106
Cable & Wireless Optus Finance Property Ltd. 8.125% 6/15/09 (c)	1,700,000	1,918,049
Citizens Communications Co. 8.5% 5/15/06	7,750,000	8,582,311
France Telecom SA 9.25% 3/1/11	7,700,000	8,903,279
Koninklijke KPN NV yankee 8% 10/1/10	9,500,000	11,125,213
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	965,000	1,021,715
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 7.75% 9/15/10	$ 5,000,000	$ 5,780,075
Telefonos de Mexico SA de CV 8.25% 1/26/06	3,500,000	3,832,500
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09 (a)	2,858,000	64,305
7.7% 7/20/29 (a)	1,066,000	23,985
TELUS Corp. yankee:
7.5% 6/1/07	4,830,000	4,685,100
8% 6/1/11	3,150,000	3,024,000
Verizon New York, Inc. 7.375% 4/1/32	1,570,000	1,815,509
		59,971,286
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	1,500,000	1,545,000
7.875% 3/1/11	4,250,000	4,271,250
8.75% 3/1/31	3,455,000	3,385,900
Cingular Wireless LLC 5.625% 12/15/06	2,000,000	2,102,728
		11,304,878
TOTAL TELECOMMUNICATION SERVICES		71,276,164
UTILITIES - 3.1%
Electric Utilities - 1.8%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (c)	4,300,000	2,752,000
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	1,500,000	1,305,000
7.05% 12/11/07 (c)	3,000,000	2,700,000
Constellation Energy Group, Inc.:
6.125% 9/1/09	330,000	337,448
7% 4/1/12	1,410,000	1,481,920
Detroit Edison Co. 6.125% 10/1/10	2,350,000	2,588,419
Dominion Resources, Inc. 6.25% 6/30/12	2,825,000	2,988,285
Duke Capital Corp. 6.75% 2/15/32	362,000	283,269
FirstEnergy Corp. 6.45% 11/15/11	2,930,000	2,914,890
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	325,000	294,091

	Principal Amount	Value (Note 1)
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07 (c)	$ 1,795,000	$ 1,804,745
5.875% 10/1/12 (c)	1,955,000	1,981,844
Monongahela Power Co. 5% 10/1/06	1,890,000	1,824,908
Oncor Electric Delivery Co. 6.375% 1/15/15 (c)	2,230,000	2,273,485
Public Service Co. of Colorado 7.875% 10/1/12 (c)	2,470,000	2,757,246
Reliant Energy Resources Corp. 8.125% 7/15/05	1,000,000	921,587
TECO Energy, Inc. 7% 5/1/12	9,125,000	7,665,000
TXU Corp. 6.375% 6/15/06	950,000	869,250
		37,743,387
Gas Utilities - 1.2%
Consolidated Natural Gas Co.:
5.375% 11/1/06	2,190,000	2,315,021
6.85% 4/15/11	445,000	496,761
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	1,740,000	1,951,020
7.3% 8/15/33	5,950,000	6,378,787
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	4,370,000	4,738,391
Sempra Energy 7.95% 3/1/10	345,000	393,393
Tennessee Gas Pipeline Co. 6% 12/15/11	6,115,000	5,136,600
Texas Eastern Transmission Corp.:
5.25% 7/15/07	805,000	826,806
7.3% 12/1/10	1,270,000	1,403,497
		23,640,276
Multi-Utilities & Unregulated Power - 0.1%
Williams Companies, Inc.:
7.125% 9/1/11	2,990,000	1,958,450
7.5% 1/15/31	1,105,000	690,625
		2,649,075
TOTAL UTILITIES		64,032,738
TOTAL NONCONVERTIBLE BONDS (Cost $545,082,285)		578,300,416
U.S. Government and Government Agency Obligations - 13.9%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 4.9%
Fannie Mae:
5% 1/15/07	$ 24,907,000	$ 26,998,067
5.125% 2/13/04	4,000,000	4,167,512
5.25% 4/15/07	21,980,000	24,063,396
Freddie Mac:
3.5% 9/15/07	19,750,000	20,161,412
3.75% 4/15/04	10,000	10,297
5.75% 3/15/09	4,300,000	4,828,565
5.75% 1/15/12	7,740,000	8,612,290
5.875% 3/21/11	7,205,000	7,901,659
6.25% 7/15/32	1,001,000	1,133,959
6.75% 3/15/31	1,479,000	1,768,752
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	997,057	1,117,711
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	1,778	1,834
Series 1993-D, 5.23% 5/15/05	4,255	4,470
Series 1994-A, 7.12% 4/15/06	3,831	4,124
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	3,738	4,061
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	1,176	1,181
Private Export Funding Corp. secured:
5.65% 3/15/03	20,250	20,365
6.86% 4/30/04	343,775	360,053
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		101,159,708
U.S. Treasury Obligations - 9.0%
U.S. Treasury Bonds:
6.25% 5/15/30	103,195,000	123,491,393
8% 11/15/21	890,000	1,240,090

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
3.375% 4/30/04	$ 6,000,000	$ 6,162,420
5.75% 11/15/05	7,016,000	7,755,697
6.5% 2/15/10	16,375,000	19,573,234
6.75% 5/15/05	22,100,000	24,638,914
TOTAL U.S. TREASURY OBLIGATIONS		182,861,748
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $273,496,417)		284,021,456
U.S. Government Agency - Mortgage Securities - 40.1%

Fannie Mae - 28.0%
5.5% 8/1/14 to 12/1/14	20,851,130	21,810,469
5.5% 1/1/18 to 1/14/33 (d)	176,327,376	181,135,227
6% 2/1/13 to 1/1/29	25,687,836	26,880,495
6% 1/1/33 (d)	92,018,237	95,181,364
6.5% 2/1/10 to 11/1/32	158,828,185	165,801,089
6.5% 1/1/33 to 1/14/33 (d)	54,467,825	56,731,644
7% 3/1/15 to 6/1/31	8,600,191	9,087,819
7.5% 7/1/07 to 11/1/31	14,091,792	15,005,338
8% 3/1/30	12,421	13,391
8.5% 3/1/25 to 6/1/25	8,765	9,514
TOTAL FANNIE MAE		571,656,350
Freddie Mac - 0.1%
8.5% 3/1/20 to 1/1/28	1,048,494	1,136,362
Government National Mortgage Association - 12.0%
6% 8/15/08 to 8/15/29	13,679,956	14,329,747
6% 1/1/33 (d)	45,925,601	47,805,680
6.5% 10/15/27 to 8/15/32	8,484,146	8,928,918
7% 1/15/28 to 7/15/32	139,609,900	148,062,317
7% 1/1/33 (d)	20,568,244	21,783,056
7.5% 3/15/06 to 10/15/28	3,130,170	3,354,172
8% 2/15/17	66,568	73,074
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		244,336,964
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $800,484,598)		817,129,676
Asset-Backed Securities - 3.1%
	Principal Amount	Value (Note 1)
American Express Credit Account Master Trust 6.1% 12/15/06	$ 1,500,000	$ 1,586,445
Capital One Master Trust 5.45% 3/16/09	4,000,000	4,322,040
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	686,820	707,013
5.07% 2/15/08	4,900,000	5,163,375
Citibank Credit Card Issuance Trust 4.1% 12/7/06	5,000,000	5,204,350
Discover Card Master Trust I 5.75% 12/15/08	7,000,000	7,659,614
Ford Credit Auto Owner Trust:
5.54% 12/15/05	1,400,000	1,463,476
5.71% 9/15/05	755,000	792,626
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	2,852,601	2,907,470
5.09% 10/18/06	1,640,000	1,710,061
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	4,875,000	5,224,629
JCPenney Master Credit Card Trust 5.5% 6/15/07	7,000,000	7,211,610
MBNA Credit Card Master Note Trust:
1.78% 1/15/09 (e)	12,100,000	12,051,836
5.75% 10/15/08	1,800,000	1,967,044
Railcar Trust 7.75% 6/1/04	211,120	220,950
Sears Credit Account Master Trust II:
6.75% 9/16/09	2,255,000	2,497,134
7.5% 11/15/07	1,300,000	1,353,170
TOTAL ASSET-BACKED SECURITIES (Cost $59,189,730)		62,042,843
Commercial Mortgage Securities - 2.5%

Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust sequential pay Series 1999-1 Class A2, 7.439% 8/15/31	5,000,000	5,887,500
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (c)	3,481,298	3,765,785
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	2,075,000	2,336,087
Series 2000-C1 Class A2, 7.545% 4/14/62	1,100,000	1,312,136
Series 1997-C2 Class D, 7.27% 1/17/35	720,000	796,296
Series 1998-C1 Class C, 6.78% 5/17/40	5,000,000	5,552,300
Series 2001-CKN5 Class AX, 1.0973% 9/15/34 (c)(e)(g)	32,280,773	2,462,119

	Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	$ 3,000,000	$ 3,594,768
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	500,000	561,735
Class C1, 7.52% 5/15/06 (c)	500,000	562,214
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (c)	3,470,084	3,640,184
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (e)	245,000	234,894
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	3,745,000	4,476,773
LB-UBS Commercial Mortgage Trust sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	2,180,000	2,642,909
Series 2001-C3 Class A1, 6.058% 6/15/20	5,732,015	6,230,575
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (c)	2,600,000	2,430,188
Class C, 4.13% 11/20/37 (c)	2,600,000	2,320,500
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (c)	2,500,000	2,775,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $47,678,878)		51,582,744
Foreign Government and Government Agency Obligations - 1.8%

British Columbia Province yankee 7% 1/15/03	500,000	500,672
Chilean Republic:
6.875% 4/28/09	2,300,000	2,513,831
7.125% 1/11/12	8,520,000	9,648,900
Malaysian Government 7.5% 7/15/11	1,890,000	2,186,494
Polish Government 6.25% 7/3/12	4,405,000	4,889,550
Quebec Province 7% 1/30/07	1,000,000	1,142,400
United Mexican States:
7.5% 1/14/12	5,000,000	5,362,500
8% 9/24/22	8,000,000	8,280,000
9.875% 2/1/10	2,290,000	2,811,204
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $34,180,530)		37,335,551
Supranational Obligations - 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $1,706,548)	1,725,000	1,808,400
Fixed-Income Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Ultra-Short Central Fund (f) (Cost $145,000,041)	1,455,301	$ 144,380,402
Cash Equivalents - 22.1%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.25%, dated 12/31/02 due 1/2/03) (Cost $450,262,000)	$ 450,293,388	450,262,000
TOTAL INVESTMENT PORTFOLIO - 119.1% (Cost $2,357,081,027)	2,426,863,488
NET OTHER ASSETS - (19.1)%	(389,221,541)
NET ASSETS - 100%	$ 2,037,641,947
Legend
(a) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $80,627,072 or 4.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $3,684,839,811 and $3,201,848,732, respectively, of which long-term U.S. government and government agency obligations aggregated $3,120,829,780 and $2,788,455,929, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $4,500,667. The weighted average interest rate was 1.62%. Interest earned from the interfund lending program amounted to $2,424 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $7,787,760 and repurchase agreements of $450,262,000) (cost $2,357,081,027) - See accompanying schedule		$ 2,426,863,488
Cash		30,470
Receivable for fund shares sold		4,393,803
Interest receivable		16,864,014
Total assets		2,448,151,775

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 400,048,598
Payable for fund shares redeemed	1,516,805
Accrued management fee	722,693
Distribution fees payable	13,931
Other payables and accrued expenses	264,120
Collateral on securities loaned, at value	7,943,681
Total liabilities		410,509,828

Net Assets		$ 2,037,641,947
Net Assets consist of:
Paid in capital		$ 1,857,656,968
Undistributed net investment income		82,446,651
Accumulated undistributed net realized gain (loss) on investments		27,755,867
Net unrealized appreciation (depreciation) on investments		69,782,461
Net Assets		$ 2,037,641,947
Initial Class: Net Asset Value, offering price and redemption price per share ($1,965,036,074 ÷ 143,424,337 shares)		$ 13.70

Service Class: Net Asset Value, offering price and redemption price per share ($975,329 ÷ 71,406 shares)		$ 13.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($71,630,544 ÷ 5,278,254 shares)		$ 13.57

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 91,237,546
Security lending		31,192
Total income		91,268,738

Expenses
Management fee	$ 7,489,189
Transfer agent fees	1,199,140
Distribution fees	114,153
Accounting and security lending fees	379,634
Non-interested trustees' compensation	6,213
Custodian fees and expenses	95,669
Audit	57,320
Legal	6,659
Miscellaneous	110,643
Total expenses before reductions	9,458,620
Expense reductions	(24,339)	9,434,281
Net investment income (loss)		81,834,457
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		32,349,066
Change in net unrealized appreciation (depreciation) on investment securities		59,508,829
Net gain (loss)		91,857,895
Net increase (decrease) in net assets resulting from operations		$ 173,692,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 81,834,457	$ 60,422,321
Net realized gain (loss)	32,349,066	18,264,143
Change in net unrealized appreciation (depreciation)	59,508,829	2,695,000
Net increase (decrease) in net assets resulting from operations	173,692,352	81,381,464
Distributions to shareholders from net investment income	(58,817,521)	(42,039,084)
Share transactions - net increase (decrease)	458,501,562	684,676,925
Total increase (decrease) in net assets	573,376,393	724,019,305

Net Assets
Beginning of period	1,464,265,554	740,246,249
End of period (including undistributed net investment income of $82,446,651 and undistributed net investment income of $59,683,304, respectively)	$ 2,037,641,947	$ 1,464,265,554
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	65,347,675	145,315	7,935,513
Reinvested	4,614,396	357	68,663
Redeemed	(38,454,755)	(83,223)	(4,147,148)
Net increase (decrease)	31,507,316	62,449	3,857,028

Dollars Sold	$ 848,704,131	$ 1,843,036	$ 102,465,637
Reinvested	57,956,815	4,479	856,227
Redeemed	(498,597,688)	(1,048,248)	(53,682,827)
Net increase (decrease)	$ 408,063,258	$ 799,267	$ 49,639,037

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	76,499,188	-	1,835,171
Reinvested	3,464,378	483	3,730
Redeemed	(26,813,346)	-	(435,939)
Net increase (decrease)	53,150,220	483	1,402,962

Dollars Sold	$ 964,627,665	$ -	$ 23,132,398
Reinvested	41,988,258	5,847	44,979
Redeemed	(339,570,756)	-	(5,551,466)
Net increase (decrease)	$ 667,045,167	$ 5,847	$ 17,625,911

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 57,956,815	$ 4,479	$ 856,227

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 41,988,258	$ 5,847	$ 44,979

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 12.59	$ 12.16	$ 12.96	$ 12.56
Income from Investment Operations
Net investment income (loss) C	.610	.685 E	.771	.743	.725
Net realized and unrealized gain (loss)	.680	.335 E	.499	(.873)	.335
Total from investment operations	1.290	1.020	1.270	(.130)	1.060
Distributions from net investment income	(.510)	(.690)	(.840)	(.510)	(.590)
Distributions from net realized gain	-	-	-	(.160)	(.070)
Total distributions	(.510)	(.690)	(.840)	(.670)	(.660)
Net asset value, end of period	$ 13.70	$ 12.92	$ 12.59	$ 12.16	$ 12.96
Total Return A, B	10.34%	8.46%	11.22%	(1.05)%	8.85%
Ratios to Average Net Assets D
Expenses before expense reductions	.54%	.54%	.54%	.54%	.57%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.54%	.57%
Expenses net of all reductions	.53%	.54%	.54%	.54%	.57%
Net investment income (loss)	4.71%	5.47% E	6.50%	6.07%	5.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,965,036	$ 1,445,925	$ 739,911	$ 658,852	$ 674,813
Portfolio turnover rate	192%	278%	154%	87%	239%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.89	$ 12.58	$ 11.80
Income from Investment Operations
Net investment income (loss) E	.591	.674 H	.377
Net realized and unrealized gain (loss)	.679	.326 H	.403
Total from investment operations	1.270	1.000	.780
Distributions from net investment income	(.500)	(.690)	-
Net asset value, end of period	$ 13.66	$ 12.89	$ 12.58
Total Return B, C, D	10.20%	8.30%	6.61%
Ratios to Average Net Assets G
Expenses before expense reductions	.64%	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64%	.64% A
Expenses net of all reductions	.64%	.64%	.64% A
Net investment income (loss)	4.60%	5.37% H	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 975	$ 115	$ 107
Portfolio turnover rate	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 12.54	$ 12.06
Income from Investment Operations
Net investment income (loss) E	.571	.643 H	.686
Net realized and unrealized gain (loss)	.679	.327 H	.634
Total from investment operations	1.250	.970	1.320
Distributions from net investment income	(.500)	(.690)	(.840)
Net asset value, end of period	$ 13.57	$ 12.82	$ 12.54
Total Return B, C, D	10.09%	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.82%	1.75% A
Expenses net of voluntary waivers, if any	.79%	.82%	1.05% A
Expenses net of all reductions	.79%	.82%	1.05% A
Net investment income (loss)	4.45%	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,631	$ 18,225	$ 229
Portfolio turnover rate	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity® VIP: Mid Cap - Service Class	-9.90%	15.55%
S&P® MidCap 400	-14.51%	4.82%
Variable Annuity Mid-Cap Funds Average	-24.38%	n/a*
Variable Annuity Mid-Cap Core Funds Average	-17.42%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Service Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P MidCap 400 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. For the 12-month period that ended on December 31, 2002, the fund outperformed both the Standard & Poor's MidCap 400 Index, which fell 14.51%, and the variable annuity mid-cap funds average monitored by Lipper Inc., which declined 24.38% for the comparable period.

Q. What enabled you to outpace these performance benchmarks?

A. It was principally the fund's defensive positioning that helped us beat the indexes. In particular, the fund's large overweighting in gold and mining stocks provided the best protection from the continuing weakness of the broader market. With interest rates at such low levels during the year, the opportunity cost of owning gold was extremely low as the dollar was weakening and the price of gold was generally stable or increasing. This environment generally helped drive the earnings and valuations of gold mining stocks higher. I also maintained an underweighted position in technology-related stocks and thus avoided this still-troubled sector, which continued to feel the stresses of excess capacity and uncertain demand. On the down side, overall performance during the year was hurt by the fund's underweighted exposure to bank stocks, which generally did well as a result of falling short-term interest rates and their broadening spread against bank lending rates. Inauspicious stock selection in the health care equipment and services sector also detracted from results.

Q. Did you make any significant changes to this defensive investment strategy during the period?

A. No, there weren't any major overhauls. I generally felt comfortable with the fund's defensive positioning and did little to alter the general structure of the portfolio. There was a lot of turnover in the portfolio, however, which is generally my style. I tend to tinker at the margins and reduce or eliminate positions if accounting problems surface, I lose confidence in management or debt levels creep up too high. Sometimes I just take money off the table if the stock price gets too rich. The point of all this turnover activity is to avoid company-specific blow-ups.

Q. Which stocks gave the fund the biggest lift?

A. Five of the fund's top seven contributors were gold and mining stocks. These included Meridian Gold, Newmont Mining, Harmony Gold Mining, Agnico-Eagle Mines and Kinross Gold. With the exception of Harmony Gold, a U.K.-listed company with mines in South Africa, I tried to isolate political risk by investing mainly in the stocks of North American companies. I also tried to avoid the companies that hedge their limited supplies of gold with derivative instruments, and thus would not benefit as directly from increases in the price of the commodity as those without such derivatives. A number of health care-related names also supported performance based on their revenue growth, dominant market shares and solid returns on capital. Good examples would be Charles River Labs, which supplies laboratory rats for medical research, and Bio Rad Labs, which makes test kits for "Mad Cow Disease." Other investments that worked well were Wendy's, the fast-food chain, which distinguished itself with customer service improvements, and PETsMART, which benefited from consumers' ongoing willingness to spend on the care of their pets.

Q. What were the holdings that didn't do as well?

A. The biggest disappointment came from a single stock, Alpharma, which appeared to be an attractively priced drug maker poised for strong growth. However, the company subsequently had manufacturing problems in its drug business, and its animal health business suffered competitive setbacks. These issues led to much slower earnings growth than I'd expected, and the company's stock price contracted. Another disappointment was TXU, a U.S. utility company whose equity valuation depreciated sharply in response to the poor showing of a business it had established in the U.K.'s competitive utility market.

Q. What's your near-term outlook, Tom?

A. I'm still cautious. The consumer really hasn't backed off from spending in the past dozen years. While I'm not suggesting a doomsday scenario, my concern is that consumers have purchased a lot of new homes and cars during this time, and it's not unreasonable to expect that at some point they might decide to pay off some of that debt and therefore spend a little less. If that happens, then earnings estimates may be a bit too high. There's also a lot of debt elsewhere in the economy - in corporate America and increasingly at the federal government level. So in an environment where revenues may be slowing, that means that the water might not cover all the rocks and some boats might hit the reef. That's why I'm cautious and will continue to patiently invest, keeping an eye open for high-quality companies that can grow in any environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalization

Start date: December 28, 1998

Size: as of December 31, 2002, more than $1.3 billion.

Manager: Thomas Allen, since 2001; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Newmont Mining Corp. Holding Co.	5.8
Meridian Gold, Inc.	4.2
Invitrogen Corp.	2.4
IMS Health, Inc.	1.9
Symbol Technologies, Inc.	1.9
16.2
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Materials	19.2
Health Care	14.9
Energy	13.7
Consumer Discretionary	10.3
Industrials	8.8
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	87.4%
Short-Term Investments and Net Other Assets	12.6%

* Foreign investments	17.5%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 87.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.1%
Gentex Corp. (a)	26,900	$ 851,116
IMPCO Technologies, Inc.	100	469
Superior Industries International, Inc.	26,000	1,075,360
		1,926,945
Automobiles - 0.0%
Monaco Coach Corp. (a)	100	1,655
Distributors - 0.0%
Advanced Marketing Services, Inc.	5,800	85,260
Hotels, Restaurants & Leisure - 2.0%
Outback Steakhouse, Inc.	385,000	13,259,400
P.F. Chang's China Bistro, Inc. (a)	100	3,630
Sonic Corp. (a)	694,750	14,235,428
Starbucks Corp. (a)	100	2,038
		27,500,496
Household Durables - 0.2%
Clayton Homes, Inc.	100	1,218
Garmin Ltd. (a)	87,000	2,549,100
Harman International Industries, Inc.	100	5,950
Lennar Corp.	100	5,160
Mohawk Industries, Inc. (a)	100	5,695
		2,567,123
Internet & Catalog Retail - 0.0%
1-800-FLOWERS.com, Inc. Class A (a)	100	625
eBay, Inc. (a)	1,900	128,858
GSI Commerce, Inc. (a)	100	365
J. Jill Group, Inc. (a)	100	1,398
NetFlix, Inc.	200	2,202
USA Interactive (a)	100	2,292
		135,740
Leisure Equipment & Products - 0.4%
Leapfrog Enterprises, Inc. Class A	100	2,515
Oakley, Inc. (a)	521,200	5,352,724
Polaris Industries, Inc.	100	5,860
		5,361,099
Media - 1.0%
Catalina Marketing Corp. (a)	583,400	10,792,900
E.W. Scripps Co. Class A	100	7,695
EchoStar Communications Corp. Class A (a)	100	2,226
Entercom Communications Corp. Class A (a)	100	4,692
Entravision Communications Corp. Class A (a)	100	998
General Motors Corp. Class H (a)	100	1,070
Getty Images, Inc. (a)	100	3,055
Grupo Televisa SA de CV sponsored ADR (a)	69,700	1,946,721
Pixar (a)	3,500	185,465
Radio One, Inc. Class A (a)	100	1,462

	Shares	Value (Note 1)
Reader's Digest Association, Inc. (non-vtg.)	42,700	$ 644,770
Scholastic Corp. (a)	100	3,595
TiVo, Inc. (a)	100	523
Univision Communications, Inc. Class A (a)	100	2,450
Washington Post Co. Class B	100	73,800
		13,671,422
Multiline Retail - 0.5%
99 Cents Only Stores (a)	258,400	6,940,624
Big Lots, Inc. (a)	100	1,323
Costco Wholesale Corp. (a)	100	2,806
Kohl's Corp. (a)	100	5,595
		6,950,348
Specialty Retail - 4.7%
AC Moore Arts & Crafts, Inc. (a)	359,400	4,567,974
AutoZone, Inc. (a)	157,700	11,141,505
Bed Bath & Beyond, Inc. (a)	100	3,453
Best Buy Co., Inc. (a)	200	4,830
Blockbuster, Inc. Class A	134,000	1,641,500
Carmax, Inc. (a)	806,200	14,414,856
CDW Computer Centers, Inc. (a)	100	4,385
Chico's FAS, Inc. (a)	100	1,891
Christopher & Banks Corp. (a)	22,100	458,575
Claire's Stores, Inc.	123,300	2,721,231
Cost Plus, Inc. (a)	26,900	771,223
Gart Sports Co. (a)	100	1,935
Hot Topic, Inc. (a)	503,500	11,520,080
Michaels Stores, Inc. (a)	3,500	109,550
Movie Gallery, Inc. (a)	192,900	2,507,700
PETsMART, Inc. (a)	355,000	6,081,150
Ross Stores, Inc.	156,300	6,625,557
Staples, Inc. (a)	100	1,830
Talbots, Inc.	100	2,753
Tiffany & Co., Inc.	100	2,391
Too, Inc. (a)	168,100	3,953,712
Weight Watchers International, Inc. (a)	100	4,597
Williams-Sonoma, Inc. (a)	200	5,430
		66,548,108
Textiles Apparel & Luxury Goods - 1.4%
Coach, Inc. (a)	100	3,292
Columbia Sportswear Co. (a)	384,200	17,066,164
DHB Industries, Inc. (a)	100	166
Fossil, Inc. (a)	145,300	2,955,402
Liz Claiborne, Inc.	100	2,965
Quiksilver, Inc. (a)	100	2,666
Vans, Inc. (a)	100	568
		20,031,223
TOTAL CONSUMER DISCRETIONARY		144,779,419
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 3.4%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a)	100	$ 1,430
Grupo Modelo SA de CV Series C	100	245
		1,675
Food & Drug Retailing - 0.0%
United Natural Foods, Inc. (a)	100	2,535
Whole Foods Market, Inc. (a)	3,300	174,009
		176,544
Food Products - 3.4%
Central Garden & Pet Co. Class A (a)	100	1,851
Dean Foods Co. (a)	143,500	5,323,850
Fresh Del Monte Produce, Inc.	291,800	5,517,938
Green Mountain Coffee, Inc. (a)	185,100	2,796,861
Hershey Foods Corp.	383,800	25,883,472
Horizon Organic Holding Corp. (a)	100	1,619
McCormick & Co., Inc. (non-vtg.)	327,500	7,598,000
Riviana Foods, Inc.	24,700	667,419
Sensient Technologies Corp.	100	2,247
		47,793,257
Personal Products - 0.0%
Alberto-Culver Co. Class A	100	4,859
TOTAL CONSUMER STAPLES		47,976,335
ENERGY - 13.7%
Energy Equipment & Services - 7.8%
BJ Services Co. (a)	529,810	17,118,161
Carbo Ceramics, Inc.	120,100	4,047,370
ENSCO International, Inc.	157,110	4,626,890
Global Industries Ltd. (a)	440,200	1,835,634
GlobalSantaFe Corp.	371,750	9,040,960
Grant Prideco, Inc. (a)	136,600	1,590,024
National-Oilwell, Inc. (a)	588,600	12,855,024
Oceaneering International, Inc. (a)	772,900	19,121,546
Pride International, Inc. (a)	519,500	7,740,550
Smith International, Inc. (a)	233,890	7,629,492
Tidewater, Inc.	468,050	14,556,355
Varco International, Inc. (a)	368,748	6,416,207
W-H Energy Services, Inc. (a)	207,100	3,021,589
		109,599,802
Oil & Gas - 5.9%
Apache Corp.	63,000	3,590,370
Devon Energy Corp.	70,800	3,249,720
Forest Oil Corp. (a)	76,500	2,115,225
Hurricane Hydrocarbons Class A (a)	1,819,000	19,065,776
Knightsbridge Tankers Ltd.	18,940	283,532
OAO Gazprom sponsored ADR	100	1,180
Petroleo Brasileiro SA Petrobras sponsored ADR	100	1,494
Pioneer Natural Resources Co. (a)	107,200	2,706,800
Pogo Producing Co.	72,800	2,711,800

	Shares	Value (Note 1)
Stelmar Shipping Ltd. (a)	293,000	$ 4,412,580
Suncor Energy, Inc.	1,545,600	24,280,557
Surgutneftegaz JSC sponsored ADR	586,100	9,318,990
Western Gas Resources, Inc.	75,800	2,793,230
YUKOS Corp. sponsored ADR	52,200	7,294,950
		81,826,204
TOTAL ENERGY		191,426,006
FINANCIALS - 6.1%
Banks - 0.4%
Boston Private Financial Holdings, Inc.	142,900	2,837,994
Commerce Bancorp, Inc., New Jersey	100	4,319
Hancock Holding Co.	150	6,698
Kookmin Bank sponsord ADR	69,400	2,453,290
Marshall & Ilsley Corp.	100	2,738
Wintrust Financial Corp.	100	3,132
		5,308,171
Diversified Financials - 0.6%
Doral Financial Corp.	2,100	60,060
Farmer Mac Class C (non-vtg.) (a)	100	3,064
Investment Technology Group, Inc. (a)	224,100	5,010,876
Investors Financial Services Corp.	100	2,739
Moody's Corp.	100	4,129
Principal Financial Group, Inc.	100	3,013
Student Loan Corp.	100	9,780
Sumitomo Trust & Banking Ltd.	836,000	3,385,670
		8,479,331
Insurance - 2.3%
AFLAC, Inc.	2,800	84,336
Alleghany Corp.	32,136	5,704,140
MBIA, Inc.	100	4,386
Mercury General Corp.	34,500	1,296,510
Old Republic International Corp.	122,000	3,416,000
Progressive Corp.	63,900	3,171,357
Protective Life Corp.	100	2,752
Reinsurance Group of America, Inc.	99,400	2,691,752
RenaissanceRe Holdings Ltd.	42,300	1,675,080
UnumProvident Corp.	100	1,754
W.R. Berkley Corp.	350,450	13,881,325
Zenith National Insurance Corp.	300	7,056
		31,936,448
Real Estate - 2.8%
Equity Residential (SBI)	100	2,458
Pan Pacific Retail Properties, Inc.	200,000	7,306,000
ProLogis Trust	298,200	7,499,730
Regency Centers Corp.	134,400	4,354,560
Simon Property Group, Inc.	595,700	20,295,499
		39,458,247
TOTAL FINANCIALS		85,182,197
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 14.9%
Biotechnology - 5.6%
Affymetrix, Inc. (a)	100	$ 2,289
Biogen, Inc. (a)	100	4,006
BioSource International, Inc. (a)	100	599
Caliper Technologies Corp. (a)	100	300
Charles River Labs International, Inc. (a)	514,600	19,801,808
Digene Corp. (a)	100	1,146
Enzon Pharmaceuticals, Inc. (a)	100	1,672
Genentech, Inc. (a)	100	3,316
Gilead Sciences, Inc. (a)	100	3,400
Harvard Bioscience, Inc. (a)(c)	1,785,100	5,887,260
IDEC Pharmaceuticals Corp. (a)	200	6,634
IDEXX Laboratories, Inc. (a)	202,900	6,665,265
Invitrogen Corp. (a)	1,072,900	33,571,041
MedImmune, Inc. (a)	100	2,717
QIAGEN NV (a)	1,022,600	5,307,294
Techne Corp. (a)	122,900	3,511,007
United Therapeutics Corp. (a)	170,300	2,844,010
		77,613,764
Health Care Equipment & Supplies - 2.3%
Advanced Neuromodulation Systems, Inc. (a)	100	3,510
Amersham PLC	321,300	2,877,757
Apogent Technologies, Inc. (a)	100	2,080
Becton, Dickinson & Co.	100	3,069
Biacore International AB sponsored ADR (a)	100	2,240
Biosite, Inc. (a)	100	3,402
Bruker AXS, Inc.	100	181
Bruker Daltonics, Inc. (a)	100	486
Closure Medical Corp. (a)	100	1,048
CTI Molecular Imaging, Inc.	100	2,466
Cyberonics, Inc. (a)	100	1,840
DENTSPLY International, Inc.	100	3,720
Edwards Lifesciences Corp. (a)	266,400	6,785,208
Guidant Corp. (a)	3,800	117,230
HealthTronics Surgical Services, Inc. (a)	100	801
ICU Medical, Inc. (a)	100	3,730
Molecular Devices Corp. (a)	100	1,647
Nutraceutical International Corp. (a)	100	1,144
St. Jude Medical, Inc. (a)	190,300	7,558,716
Therasense, Inc. (a)	100	835
TriPath Imaging, Inc. (a)	100	268
Varian Medical Systems, Inc. (a)	297,400	14,751,040
Wilson Greatbatch Technologies, Inc. (a)	100	2,920
		32,125,338
Health Care Providers & Services - 6.2%
Accredo Health, Inc. (a)	336,450	11,859,863
AdvancePCS Class A (a)	781,800	17,363,778
AmSurg Corp. (a)	59,100	1,207,413
Caremark Rx, Inc. (a)	100	1,625
Cerner Corp. (a)	376,600	11,772,516

	Shares	Value (Note 1)
Coventry Health Care, Inc. (a)	411,400	$ 11,942,942
Eclipsys Corp. (a)	100	535
Express Scripts, Inc. (a)	100	4,804
First Health Group Corp. (a)	9,800	238,630
IMS Health, Inc.	1,652,700	26,443,200
Laboratory Corp. of America Holdings (a)	100	2,324
McKesson Corp.	3,500	94,605
MIM Corp. (a)	100	580
Omnicare, Inc.	203,400	4,847,022
Oxford Health Plans, Inc. (a)	100	3,645
Patterson Dental Co. (a)	100	4,374
Pharmaceutical Product Development, Inc. (a)	100	2,927
Priority Healthcare Corp. Class B (a)	200	4,640
Quest Diagnostics, Inc. (a)	100	5,690
ResCare, Inc. (a)	440,500	1,598,575
WebMD Corp. (a)	100	855
		87,400,543
Pharmaceuticals - 0.8%
Alpharma, Inc. Class A	100	1,191
Forest Laboratories, Inc. (a)	100	9,822
ICN Pharmaceuticals, Inc.	95,700	1,044,087
Mylan Laboratories, Inc.	81,600	2,847,840
Perrigo Co. (a)	14,200	172,530
Pharmaceutical Resources, Inc. (a)	7,700	229,460
Scios, Inc. (a)	100	3,258
SICOR, Inc. (a)	392,700	6,224,295
Watson Pharmaceuticals, Inc. (a)	5,200	147,004
		10,679,487
TOTAL HEALTH CARE		207,819,132
INDUSTRIALS - 8.8%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc. (a)	178,250	11,113,888
DRS Technologies, Inc. (a)	204,900	6,419,517
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	100	1,590
Engineered Support Systems, Inc.	150	5,499
Herley Industries, Inc. (a)	93,300	1,624,166
L-3 Communications Holdings, Inc. (a)	292,100	13,118,211
Veridian Corp.	155,300	3,314,102
		35,596,973
Air Freight & Logistics - 0.0%
C.H. Robinson Worldwide, Inc.	3,250	101,400
Expeditors International of Washington, Inc.	4,400	143,660
FedEx Corp.	100	5,422
UTI Worldwide, Inc.	100	2,625
		253,107
Commercial Services & Supplies - 4.5%
Apollo Group, Inc. Class A (a)	100	4,400
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Avery Dennison Corp.	100	$ 6,108
Bright Horizons Family Solutions, Inc. (a)	525,200	14,768,624
Career Education Corp. (a)	100	4,000
CheckFree Corp. (a)	100	1,600
ChoicePoint, Inc. (a)	579,900	22,900,251
Cintas Corp.	100	4,575
Concord EFS, Inc. (a)	799,800	12,588,852
Corinthian Colleges, Inc. (a)	100	3,786
DeVry, Inc. (a)	3,900	64,779
DST Systems, Inc. (a)	100	3,555
Education Management Corp. (a)	69,800	2,624,480
H&R Block, Inc.	3,300	132,660
Headwaters, Inc. (a)	100	1,551
Herman Miller, Inc.	100	1,840
HON Industries, Inc.	100	2,828
infoUSA, Inc. (a)	100	497
Ionics, Inc. (a)	100	2,280
Paychex, Inc.	100	2,790
Pittston Co. - Brinks Group	291,600	5,388,768
Princeton Review, Inc. (a)	100	495
Tetra Tech, Inc. (a)	315,900	3,853,980
		62,362,699
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	55,200	1,965,120
Electrical Equipment - 0.3%
AstroPower, Inc. (a)	150,550	1,202,895
REPower Systems AG	127,100	3,157,245
		4,360,140
Industrial Conglomerates - 0.0%
Teleflex, Inc.	100	4,289
Machinery - 1.4%
AGCO Corp. (a)	144,800	3,200,080
CUNO, Inc. (a)	86,000	2,848,320
Dionex Corp. (a)	100	2,971
Graco, Inc.	445,800	12,772,170
Pentair, Inc.	100	3,455
		18,826,996
Trading Companies & Distributors - 0.0%
Fastenal Co.	200	7,478
TOTAL INDUSTRIALS		123,376,802
INFORMATION TECHNOLOGY - 7.5%
Communications Equipment - 0.0%
3Com Corp. (a)	100	463
Avocent Corp. (a)	100	2,222
Black Box Corp.	100	4,480
Emulex Corp. (a)	100	1,855
Harris Corp.	100	2,630
Loral Space & Communications Ltd. (a)	678,100	291,583

	Shares	Value (Note 1)
Netscreen Technologies, Inc.	200	$ 3,368
Polycom, Inc. (a)	200	1,904
Scientific-Atlanta, Inc.	5,100	60,486
UTStarcom, Inc. (a)	100	1,983
		370,974
Computers & Peripherals - 0.4%
Drexler Technology Corp. (a)	458,100	5,772,060
Electronic Equipment & Instruments - 4.6%
Anritsu Corp.	633,000	2,419,652
Flir Systems, Inc. (a)	100	4,880
Mettler-Toledo International, Inc. (a)	87,400	2,802,044
Millipore Corp.	37,000	1,258,000
Nam Tai Electronics, Inc.	80,200	1,960,890
Symbol Technologies, Inc.	3,170,600	26,062,332
Teledyne Technologies, Inc. (a)	229,100	3,592,288
Waters Corp. (a)	1,184,620	25,801,024
		63,901,110
Internet Software & Services - 0.5%
Ariba, Inc. (a)	100	248
AsiaInfo Holdings, Inc. (a)	100	634
Autobytel, Inc. (a)	100	280
CNET Networks, Inc. (a)	100	271
Digital Impact, Inc. (a)	100	190
FreeMarkets, Inc. (a)	100	644
Overture Services, Inc. (a)	225,700	6,163,867
PEC Solutions, Inc. (a)	100	2,990
Retek, Inc. (a)	92,800	252,416
Yahoo!, Inc. (a)	100	1,635
		6,423,175
IT Consulting & Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	100	5,265
CACI International, Inc. Class A (a)	300	10,692
Cognizant Technology Solutions Corp. Class A (a)	100	7,223
Manhattan Associates, Inc. (a)	188,000	4,448,080
SRA International, Inc. Class A	100	2,709
SunGard Data Systems, Inc. (a)	100	2,356
		4,476,325
Office Electronics - 0.0%
Zebra Technologies Corp. Class A (a)	100	5,730
Semiconductor Equipment & Products - 0.0%
Broadcom Corp. Class A (a)	100	1,506
International Rectifier Corp. (a)	100	1,846
KLA-Tencor Corp. (a)	100	3,537
LAM Research Corp. (a)	100	1,080
Micrel, Inc. (a)	100	898
Microchip Technology, Inc.	100	2,445
Novellus Systems, Inc. (a)	100	2,808
NVIDIA Corp. (a)	5,000	57,550
Omnivision Technologies, Inc. (a)	100	1,357
QLogic Corp. (a)	81	2,795
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
RF Micro Devices, Inc. (a)	100	$ 733
Standard Microsystems Corp. (a)	100	1,947
		78,502
Software - 1.7%
Activision, Inc. (a)	127,500	1,860,225
Adobe Systems, Inc.	100	2,480
Ansys, Inc. (a)	100	2,020
Borland Software Corp. (a)	100	1,230
Business Objects SA sponsored ADR (a)	100	1,500
Check Point Software Technologies Ltd. (a)	100	1,297
Cognos, Inc. (a)	100	2,353
Dassault Systemes SA sponsored ADR	100	2,150
Digimarc Corp. (a)	100	1,134
Electronic Arts, Inc. (a)	200	9,954
Kronos, Inc. (a)	100	3,699
Legato Systems, Inc. (a)	7,000	35,210
Magma Design Automation, Inc. (a)	100	958
Mercury Interactive Corp. (a)	100	2,965
National Instruments Corp. (a)	100	3,249
Network Associates, Inc. (a)	100	1,609
PeopleSoft, Inc. (a)	100	1,830
Renaissance Learning, Inc. (a)	627,400	11,857,860
Symantec Corp. (a)	174,900	7,085,199
Synopsys, Inc. (a)	100	4,615
Trend Micro, Inc. sponsored ADR (a)	100	1,650
Tripos, Inc. (a)	100	733
Vastera, Inc. (a)	610,800	3,451,631
		24,335,551
TOTAL INFORMATION TECHNOLOGY		105,363,427
MATERIALS - 19.2%
Chemicals - 0.7%
Ecolab, Inc.	89,500	4,430,250
International Flavors & Fragrances, Inc.	154,800	5,433,480
Potash Corp. of Saskatchewan	100	6,341
Praxair, Inc.	100	5,777
Sigma Aldrich Corp.	100	4,870
		9,880,718
Construction Materials - 0.0%
James Hardie Industries NV	100	383
Containers & Packaging - 0.2%
Packaging Corp. of America (a)	137,100	2,500,704
Metals & Mining - 18.3%
Agnico-Eagle Mines Ltd.	1,119,130	16,605,802
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a)	23,350	117,918
Apex Silver Mines Ltd. (a)	100	1,480
AUR Resources, Inc. (a)	1,858,900	4,386,262

	Shares	Value (Note 1)
Barrick Gold Corp.	100	$ 1,549
Companhia Vale do Rio Doce sponsored ADR	100	2,891
Compania de Minas Buenaventura SA sponsored ADR	290,400	7,663,656
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	884,300	14,838,554
Goldcorp, Inc.	50,000	637,919
Harmony Gold Mining Co. Ltd.	1,146,300	19,661,175
Kinross Gold Corp. (a)	9,791,000	24,099,199
Meridian Gold, Inc. (a)	3,326,500	58,689,251
Newmont Mining Corp. Holding Co.	2,814,180	81,695,639
Nucor Corp.	199,300	8,231,090
Outokumpu Oyj (A Shares)	90,200	786,018
Placer Dome, Inc.	100	1,136
Sons of Gwalia Ltd. ADR	100	721
Steel Dynamics, Inc. (a)	526,200	6,330,186
Teck Cominco Ltd. Class B (sub. vtg.)	1,550,900	11,442,117
Xstrata PLC (a)	43,300	452,690
		255,645,253
Paper & Forest Products - 0.0%
Aracruz Celulose SA sponsored ADR	100	1,856
TOTAL MATERIALS		268,028,914
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
America Movil SA de CV sponsored ADR	100	1,436
UTILITIES - 3.5%
Electric Utilities - 0.0%
Ameren Corp.	100	4,157
Cinergy Corp.	100	3,372
		7,529
Gas Utilities - 1.5%
KeySpan Corp.	498,700	17,574,188
NiSource, Inc.	170,100	3,402,000
Southwestern Energy Co. (a)	100	1,145
		20,977,333
Multi-Utilities & Unregulated Power - 2.0%
Energy East Corp.	100	2,209
Equitable Resources, Inc.	92,600	3,244,704
Questar Corp.	5,600	155,792
SCANA Corp.	797,400	24,687,504
		28,090,209
TOTAL UTILITIES		49,075,071
TOTAL COMMON STOCKS (Cost $1,185,408,547)		1,223,028,739
U.S. Treasury Obligations - 0.0%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (d) (Cost $24,990)	$ 25,000	$ 24,995
Money Market Funds - 15.7%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	178,456,397	178,456,397
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	41,283,140	41,283,140
TOTAL MONEY MARKET FUNDS (Cost $219,739,537)		219,739,537
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $1,405,173,074)		1,442,793,271
NET OTHER ASSETS - (3.1)%		(44,039,273)
NET ASSETS - 100%		$ 1,398,753,998
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
1 MidCap 400 Index Contracts	March 2003	$ 214,950	$ (4,181)

The face value of futures purchased as a percentage of net assets - 0.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $24,995.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,963,278,151 and $1,580,148,744, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $181,725 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.5%
Canada	11.3
South Africa	1.4
Russia	1.2
Others (individually less than 1%)	3.6
100.0%

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Harvard Bioscience, Inc.	$ -	$ -	$ -	$ 5,887,260
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $158,631,000 of which $15,428,000, $42,786,000 and $100,417,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $39,528,292) (cost $1,405,173,074) - See accompanying schedule		$ 1,442,793,271
Receivable for investments sold		2,282,525
Receivable for fund shares sold		1,243,619
Dividends receivable		665,754
Interest receivable		201,175
Receivable for daily variation on futures contracts		1,275
Other receivables		540,670
Total assets		1,447,728,289

Liabilities
Payable for investments purchased	$ 5,292,973
Payable for fund shares redeemed	1,123,561
Accrued management fee	673,184
Distribution fees payable	136,347
Other payables and accrued expenses	465,086
Collateral on securities loaned, at value	41,283,140
Total liabilities		48,974,291

Net Assets		$ 1,398,753,998
Net Assets consist of:
Paid in capital		$ 1,517,162,460
Undistributed net investment income		4,928,520
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(160,954,349)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,617,367
Net Assets		$ 1,398,753,998

Initial Class: Net Asset Value, offering price and redemption price per share ($499,556,736 ÷ 28,531,105 shares)		$ 17.51

Service Class: Net Asset Value, offering price and redemption price per share ($378,264,499 ÷ 21,661,898 shares)		$ 17.46

Service Class 2: Net Asset Value, offering price and redemption price per share ($520,932,763 ÷ 29,954,649 shares)		$ 17.39

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 11,811,278
Interest		2,670,073
Security lending		381,083
Total income		14,862,434

Expenses
Management fee	$ 7,628,488
Transfer agent fees	925,670
Distribution fees	1,279,645
Accounting and security lending fees	320,127
Non-interested trustees' compensation	4,613
Custodian fees and expenses	97,710
Audit	25,012
Legal	12,203
Miscellaneous	162,679
Total expenses before reductions	10,456,147
Expense reductions	(960,988)	9,495,159
Net investment income (loss)		5,367,275
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(99,982,065)
Foreign currency transactions	(54,607)
Futures contracts	(55,461)
Total net realized gain (loss)		(100,092,133)
Change in net unrealized appreciation (depreciation) on: Investment securities	(54,348,290)
Assets and liabilities in foreign currencies	1,752
Futures contracts	(4,181)
Total change in net unrealized appreciation (depreciation)		(54,350,719)
Net gain (loss)		(154,442,852)
Net increase (decrease) in net assets resulting from operations		$ (149,075,577)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,367,275	$ 9,952,192
Net realized gain (loss)	(100,092,133)	(21,695,188)
Change in net unrealized appreciation (depreciation)	(54,350,719)	(14,911,862)
Net increase (decrease) in net assets resulting from operations	(149,075,577)	(26,654,858)
Distributions to shareholders from net investment income	(10,315,464)	-
Share transactions - net increase (decrease)	406,189,773	233,603,651
Total increase (decrease) in net assets	246,798,732	206,948,793

Net Assets
Beginning of period	1,151,955,266	945,006,473
End of period (including undistributed net investment income of $4,928,520 and undistributed net investment income of $9,876,712, respectively)	$ 1,398,753,998	$ 1,151,955,266
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	7,049,981	6,655,084	22,666,360
Reinvested	277,413	161,340	101,720
Redeemed	(8,136,461)	(3,917,197)	(3,604,685)
Net increase (decrease)	(809,067)	2,899,227	19,163,395

Dollars Sold	$ 134,875,925	$ 125,174,947	$ 416,253,061
Reinvested	5,301,369	3,078,362	1,935,732
Redeemed	(145,105,795)	(70,148,866)	(65,174,962)
Net increase (decrease)	$ (4,928,501)	$ 58,104,443	$ 353,013,831

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	9,676,112	9,095,820	8,986,545
Reinvested	-	-	-
Redeemed	(9,413,601)	(4,323,424)	(1,810,628)
Net increase (decrease)	262,511	4,772,396	7,175,917

Dollars Sold	$ 182,558,139	$ 170,632,678	$ 167,539,684
Reinvested	-	-	-
Redeemed	(173,494,579)	(80,200,595)	(33,431,676)
Net increase (decrease)	$ 9,063,560	$ 90,432,083	$ 134,108,008

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,301,369	$ 3,078,362	$ 1,935,733
From net realized gain	-	-	-
Total	$ 5,301,369	$ 3,078,362	$ 1,935,733

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ -	$ -	$ -
From net realized gain	-	-	-
Total	$ -	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.20	.19	-	-
Net realized and unrealized gain (loss)	(2.00)	(.86)	4.95	5.05	.31
Total from investment operations	(1.91)	(.66)	5.14	5.05	.31
Distributions from net investment income	(.18)	-	(.08)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.18)	-	(.13)	(.11)	-
Net asset value, end of period	$ 17.51	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B, C, D	(9.82)%	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.70%	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.70%	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.63%	.62%	.69%	.97%	1.00% A
Net investment income (loss)	.51%	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 499,557	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	135%	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.18	.17	(.01)	-
Net realized and unrealized gain (loss)	(2.00)	(.86)	4.93	5.05	.31
Total from investment operations	(1.92)	(.68)	5.10	5.04	.31
Distributions from net investment income	(.16)	-	(.07)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.16)	-	(.12)	(.11)	-
Net asset value, end of period	$ 17.46	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B, C, D	(9.90)%	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.80%	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.80%	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.73%	.72%	.79%	1.07%	1.10%A
Net investment income (loss)	.41%	.96%	.92%	(.09) %	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,264	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	135%	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.49	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income (loss) E	.05	.15	.14
Net realized and unrealized gain (loss)	(1.99)	(.86)	5.35
Total from investment operations	(1.94)	(.71)	5.49
Distributions from net investment income	(.16)	-	(.06)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.16)	-	(.11)
Net asset value, end of period	$ 17.39	$ 19.49	$ 20.20
Total Return B, C, D	(10.02)%	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.94%	.99% A
Expenses net of voluntary waivers, if any	.95%	.94%	.99% A
Expenses net of all reductions	.88%	.88%	.94% A
Net investment income (loss)	.25%	.81%	.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 520,933	$ 210,356	$ 73,039
Portfolio turnover rate	135%	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and past ten year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Service Class	1.61%	4.51%	4.68%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	12/31/02	10/1/02	7/2/02	4/2/02	1/1/02
Fidelity VIP: Money Market - Service Class	1.16%	1.51%	1.60%	1.76%	2.00%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year.

Comparing Performance

The U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. A money market fund returns to its shareholders income earned by the fund's investments after expenses.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Duby, Portfolio Manager of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2002?

A. For most of 2002, the Federal Reserve Board left the rate banks charge each other for overnight loans - known as the fed funds target rate - unchanged at 1.75%. During this time, however, the Fed's perception of the strength of the economy wavered back and forth. At times, the Fed felt that the economy was too weak and leaned toward lowering rates. At others, the Fed maintained a neutral stance. While the target rate remained unchanged until November, changes in the Fed's stance and the market's interpretation of economic data caused money market yields to undulate. In early 2002, many market participants expected the economy to rebound enough to encourage the Fed to reverse course and raise rates, which caused longer-term money market yields to increase relative to shorter-term rates. However, generally positive economic data in the first quarter of 2002 turned mixed during early April and May. This development caused a change in sentiment, with most market observers pushing their anticipation of Fed action further into the future. In response, long-term money market rates fell to essentially the same level as short-term yields. In August, the Fed revised its stance yet again, indicating fears of economic weakness. As a result, long-term money market rates fell lower than those on the short end, as the market began to factor in additional Fed cuts.

Q. What happened in November?

A. The Fed confirmed the market's expectations on November 6, when it cut the target rate to a new 40-year low of 1.25%. While the manufacturing sector generally has been on the mend since late 2001, weak business spending and increased unemployment hindered a full-fledged economic recovery, as did corporate governance scandals that eroded investor confidence in the financial markets. The amount of commercial paper outstanding fell dramatically during the period as a consequence, further exacerbated by the reduced corporate funding requirements associated with a slow business environment. Diminished supply of commercial paper combined with the large volume of money market fund inflows kept downward pressure on money market rates.

Q. What was your strategy with the fund?

A. The fund's investment strategy shifted during the period as a result of market developments. In the first half of 2002, I lengthened the average maturity of the portfolio because longer maturities offered more attractive risk/reward tradeoffs at a time when Fed action appeared increasingly unlikely. Mid-year, I invested in shorter-maturity securities, because long-term securities offered little to no yield advantage over shorter alternatives. More recently, as the prospects for additional rate cuts by the Fed became more likely, I increased the average maturity of the portfolio to lock in higher rates prior to any Fed action. Credit-quality concerns also dominated my strategy throughout the period, and so I used government agency discount notes during most of the period as the primary vehicle for adjusting maturities. As the year progressed, however, I increased the fund's allocation to commercial paper as corporate issuers with stronger financial profiles began to emerge.

Q. What's your outlook, Bob?

A. Market sentiment currently is quite similar to the start of 2002. Most market participants feel that the Fed has concluded its easing program and will look to hike rates sometime during the second half of 2003. Recent economic news has been mixed, making the possibility of any Fed tightening action during the first half of 2003 unlikely. While economic indicators such as third-quarter gross domestic product growth and the housing sector have been strong, consumer confidence and manufacturing figures have slumped. Given this information - as well as the prospects of war with Iraq and the short-term effects war will have on the economy and consumer confidence - there might be cause for the Fed to lower rates yet again. However, as the economy weathers these storms and the effects of the recent rate cuts become evident, the chance of a rate cut occurring beyond the next few months is very remote.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term instruments

Start date: April 1, 1982

Size: as of December 31, 2002, more than
$2.7 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Certificates of Deposit - 37.1%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 2.7%
Chase Manhattan Bank USA NA
2/7/03	1.63%	$ 40,000,000	$ 40,000,000
Citibank NA, New York
2/20/03	1.34	25,000,000	25,000,000
World Savings Bank FSB
3/6/03	1.35	10,000,000	9,999,287
			74,999,287
London Branch, Eurodollar, Foreign Banks - 22.2%
Alliance & Leicester PLC
2/28/03	1.36	5,000,000	5,002,561
Barclays Bank PLC
1/14/03	1.35	10,000,000	10,000,000
1/14/03	1.71	10,000,000	10,000,000
1/21/03	1.35	15,000,000	15,000,000
2/12/03	1.34	40,000,000	40,000,000
5/19/03	1.35	5,000,000	5,000,000
6/10/03	1.33	15,000,000	15,000,000
BNP Paribas SA
2/25/03	1.35	15,000,000	15,000,000
3/18/03	1.75	5,000,000	5,000,000
4/22/03	1.35	25,000,000	25,000,000
Deutsche Bank AG
2/12/03	1.34	35,000,000	35,000,000
Dresdner Bank AG
2/3/03	1.63	25,000,000	25,000,000
2/12/03	1.33	35,000,000	35,000,000
2/18/03	1.34	10,000,000	10,000,000
HBOS Treasury Services PLC
2/18/03	1.34	25,000,000	25,000,000
2/21/03	1.80	5,000,000	5,000,000
3/5/03	1.38	10,000,000	10,000,000
3/25/03	1.80	45,000,000	45,000,000
ING Bank NV
1/21/03	1.80	5,000,000	5,000,000
2/12/03	1.35	35,000,000	35,000,000
2/24/03	1.36	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
2/18/03	1.34	5,000,000	4,999,933
3/18/03	1.77	5,000,000	5,000,052
4/22/03	1.77	5,000,000	5,000,076
4/22/03	1.79	25,000,000	25,000,000
Landesbank Hessen-Thuringen
5/30/03	1.38	15,000,000	15,000,000
Lloyds TSB Bank PLC
6/10/03	1.32	25,000,000	25,000,000
National Australia Bank Ltd.
6/18/03	1.37	27,000,000	27,120,801
Nordea Bank Finland PLC
3/18/03	1.77	10,000,000	10,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Northern Rock PLC
2/7/03	1.55%	$ 5,000,000	$ 5,000,000
Societe Generale
2/12/03	1.40	26,500,000	26,497,969
Svenska Handelsbanken AB
1/27/03	1.36	50,000,000	49,999,989
3/14/03	1.75	5,000,000	5,000,093
WestLB AG
1/17/03	1.76	10,000,000	10,000,000
2/12/03	1.36	15,000,000	15,000,000
6/10/03	1.36	5,000,000	5,000,000
			613,621,474
New York Branch, Yankee Dollar, Foreign Banks - 12.2%
Abbey National Treasury Services PLC
1/3/03	1.35 (b)	25,000,000	24,996,207
1/10/03	1.34 (b)	10,000,000	9,998,373
Bank of Montreal, Quebec
5/19/03	1.38	10,000,000	10,000,000
BNP Paribas SA
9/19/03	1.43	25,000,000	25,000,000
Credit Agricole Indosuez
1/2/03	1.70 (b)	10,000,000	9,998,498
Credit Suisse First Boston Bank
2/18/03	1.35	75,000,000	75,000,498
Deutsche Bank AG
1/22/03	1.32 (b)	10,000,000	9,998,644
5/13/03	1.35	15,000,000	15,000,000
Dexia Bank SA
1/22/03	1.33 (b)	5,000,000	4,999,435
1/27/03	1.33 (b)	10,000,000	9,998,386
Landesbank Baden-Wuerttemberg
1/31/03	1.35	25,000,000	25,000,000
1/31/03	1.62	15,000,000	15,000,062
Lloyds TSB Bank PLC
1/2/03	1.34 (b)	5,000,000	4,999,258
Royal Bank of Canada
1/22/03	1.32 (b)	15,000,000	14,997,941
1/31/03	1.32 (b)	25,000,000	24,996,312
Societe Generale
1/21/03	1.34 (b)	15,000,000	14,998,701
1/27/03	1.34 (b)	25,000,000	24,996,051
Svenska Handelsbanken AB
1/2/03	1.35 (b)	10,000,000	9,997,256
Toronto-Dominion Bank
1/22/03	1.32 (b)	5,000,000	4,999,322
			334,974,944
TOTAL CERTIFICATES OF DEPOSIT			1,023,595,705
Commercial Paper - 33.2%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Aegon Funding Corp.
3/27/03	1.36%	$ 20,000,000	$ 19,936,250
Alliance & Leicester PLC
3/5/03	1.54	10,000,000	9,973,225
3/7/03	1.54	15,000,000	14,958,563
3/18/03	1.77	5,000,000	4,981,422
Aspen Funding Corp.
2/3/03	1.66	5,000,000	4,992,438
AT&T Corp.
2/4/03	2.31	15,000,000	14,967,417
Bear Stearns Companies, Inc.
2/18/03	1.35	69,078,000	68,953,660
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/13/03	1.73	15,000,000	14,991,400
1/14/03	1.74	25,000,000	24,984,382
1/14/03	1.82	5,000,000	4,996,732
1/17/03	1.80	25,000,000	24,980,111
2/6/03	1.33	30,000,000	29,960,100
2/18/03	1.35	5,000,000	4,991,000
Citicorp
1/10/03	1.75	5,000,000	4,997,825
1/29/03	1.79	50,000,000	49,930,778
Corporate Receivables Corp.
2/6/03	1.64	5,000,000	4,991,850
CXC, Inc.
1/31/03	1.65	5,000,000	4,993,167
DaimlerChrysler North America Holding Corp.
2/10/03	1.93	3,000,000	2,993,600
2/11/03	1.93	5,000,000	4,989,067
2/19/03	1.97	5,000,000	4,986,661
3/17/03	1.98	5,000,000	4,979,479
3/18/03	1.97	10,000,000	9,958,622
Edison Asset Securitization LLC
1/14/03	1.73	55,000,000	54,965,839
2/25/03	1.61	10,000,000	9,975,556
4/23/03	1.80	11,040,000	10,978,863
6/3/03	1.35	10,000,000	9,943,050
Falcon Asset Securitization Corp.
1/16/03	1.40	30,687,000	30,669,099
1/22/03	1.40	20,000,000	19,983,667
1/29/03	1.38	15,000,000	14,983,900
Ford Motor Credit Co.
2/20/03	1.95	5,000,000	4,986,528
3/3/03	1.99	5,000,000	4,983,225
3/12/03	1.98	5,000,000	4,980,847
3/17/03	1.97	10,000,000	9,959,167
GE Capital International Funding, Inc.
3/11/03	1.79	10,000,000	9,966,075
4/24/03	1.35	5,000,000	4,978,969
General Electric Capital Corp.
2/13/03	1.77	45,000,000	44,905,400

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
5/7/03	1.37%	$ 15,000,000	$ 14,928,600
General Electric Capital Services, Inc.
5/6/03	1.37	5,000,000	4,976,389
6/4/03	1.37	5,000,000	4,970,911
Household Finance Corp.
1/29/03	1.59	5,000,000	4,993,817
1/30/03	1.59	5,000,000	4,993,596
2/4/03	1.60	5,000,000	4,992,444
2/13/03	1.51	5,000,000	4,991,042
2/19/03	1.58	5,000,000	4,989,315
2/26/03	1.63	5,000,000	4,987,400
3/18/03	1.63	5,000,000	4,982,900
Lloyds TSB Bank PLC
5/5/03	1.35	30,000,000	29,861,533
Montauk Funding Corp.
1/27/03	1.39 (b)	50,000,000	50,000,000
Morgan Stanley
1/2/03	1.39 (b)	30,000,000	30,000,000
Morgan Stanley Dean Witter Australia Finance Ltd.
3/10/03	1.79	10,000,000	9,966,567
New Center Asset Trust
6/3/03	1.36	10,000,000	9,942,625
Newcastle (Discover Card Master Trust)
2/6/03	1.56	5,000,000	4,992,250
2/12/03	1.36	5,000,000	4,992,067
Paradigm Funding LLC
2/4/03	1.37	20,000,000	19,974,122
2/14/03	1.37	25,000,000	24,958,139
Park Avenue Receivables Corp.
1/23/03	1.36	25,000,000	24,979,222
Preferred Receivables Funding Corp.
1/13/03	1.40	5,000,000	4,997,667
1/21/03	1.40	4,426,000	4,422,558
1/28/03	1.36	25,000,000	24,974,500
Sheffield Receivables Corp.
1/21/03	1.40	20,000,000	19,984,444
The Walt Disney Co.
1/28/03	2.01	5,000,000	4,992,500
Windmill Funding Corp.
1/23/03	1.40	10,000,000	9,991,444
3/26/03	1.80	5,000,000	4,979,175
TOTAL COMMERCIAL PAPER			916,563,161
Federal Agencies - 2.7%

Fannie Mae - 2.7%
Discount Notes - 2.7%
5/2/03	1.31	50,000,000	49,781,528
7/25/03	1.33	25,000,000	24,812,083
			74,593,611
Bank Notes - 3.3%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
National City Bank, Indiana
1/13/03	1.36% (b)	$ 15,000,000	$ 14,998,500
2/5/03	1.55	50,000,000	50,000,000
U.S. Bank NA, Cincinnati
1/27/03	1.35 (b)	25,000,000	24,996,431
TOTAL BANK NOTES			89,994,931
Master Notes - 2.4%

General Motors Acceptance Corp. Mortgage Credit
1/2/03	1.89	25,000,000	24,998,691
Goldman Sachs Group, Inc.
2/24/03	1.45 (c)	20,000,000	20,000,000
3/19/03	1.43 (c)	20,000,000	20,000,000
TOTAL MASTER NOTES			64,998,691
Medium-Term Notes - 7.2%

Bank of America NA
2/4/03	1.75 (b)	25,000,000	25,002,212
GE Capital Assurance Co.
1/2/03	1.55 (b)(c)	5,000,000	5,000,000
General Electric Capital Corp.
1/9/03	1.46 (b)	25,000,000	25,000,000
1/17/03	1.45 (b)	20,000,000	20,000,000
1/28/03	1.42 (b)	10,000,000	10,000,000
Harwood Street Funding I LLC
1/21/03	1.54 (a)(b)	10,000,000	10,000,000
Morgan Stanley
1/15/03	1.52 (b)	20,000,000	20,000,000
Sheffield Receivables Corp.
1/21/03	1.39 (b)	5,000,000	5,000,000
1/27/03	1.38 (b)	50,000,000	49,999,285
Verizon Global Funding Corp.
3/17/03	1.66 (b)	30,000,000	30,000,000
TOTAL MEDIUM-TERM NOTES			200,001,497
Short-Term Notes - 2.6%

Jackson National Life Insurance Co.
1/2/03	1.96 (b)(c)	7,000,000	7,000,000
Metropolitan Life Insurance Co.
1/2/03	1.98 (b)(c)	10,000,000	10,000,000
Monumental Life Insurance Co.
1/1/03	1.58 (b)(c)	5,000,000	5,000,000
1/1/03	1.61 (b)(c)	5,000,000	5,000,000
New York Life Insurance Co.
1/2/03	1.94 (b)(c)	30,000,000	30,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Pacific Life Insurance Co.
3/10/03	1.52% (b)(c)	$ 5,000,000	$ 5,000,000
Transamerica Occidental Life Insurance Co.
2/1/03	1.88 (b)(c)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			72,000,000
Repurchase Agreements - 11.9%
	Maturity Amount
In a joint trading account (Collateralized by U.S. Government Obligations dated 12/31/02 due 1/2/03 At 1.25%)	$ 675,047	675,000
With:
Banc of America Securities LLC At 1.39%, dated 12/31/02 due 1/2/03 (Collateralized by Commercial Paper Obligations with principal amounts of $102,252,864, 0% - 1.97%, 1/30/03 - 3/26/03)	100,007,722	100,000,000
Countrywide Securities Corp. At 1.44%, dated 12/27/02 due 1/27/03 (Collateralized by Corporate Obligations with principal amounts of $30,600,000, 0%, 6/25/33)	30,037,200	30,000,000
Goldman Sachs & Co. At 1.41%, dated 12/31/02 due 1/2/03 (Collateralized by Mortgage Loan Obligations with principal amounts of $90,356,910, 0% - 7.229%, 6/15/07 - 12/26/31)	79,006,199	79,000,000
J.P. Morgan Securities, Inc. At 1.43%, dated 12/11/02 due 1/30/03 (Collateralized by Corporate Obligations with principal amounts of $20,735,000, 0% - 7.75%, 12/15/03 - 2/15/31)	20,039,722	20,000,000
Lehman Brothers, Inc. At 1.46%, dated 12/31/02 due 1/2/03 (Collateralized by Equity Securities with shares of 5,787,627)	100,008,111	100,000,000
TOTAL REPURCHASE AGREEMENTS		329,675,000
TOTAL INVESTMENT PORTFOLIO - 100.4%	2,771,422,596
NET OTHER ASSETS - (0.4)%	(10,733,209)
NET ASSETS - 100%	$ 2,760,689,387
Total Cost for Income Tax Purposes $ 2,771,422,596
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,000,000 or 0.4% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Capital Assurance Co. 1.55%, 1/2/03	7/30/02	$ 5,000,000
Goldman Sachs Group, Inc.: 1.43%, 3/19/03	12/19/02	$ 20,000,000
1.45%, 2/24/03	11/25/02	$ 20,000,000
Jackson National Life Insurance Co. 1.96%, 1/2/03	7/6/99	$ 7,000,000
Metropolitan Life Insurance Co. 1.98%, 1/2/03	3/26/02	$ 10,000,000
Monumental Life Insurance Co.: 1.58%, 1/1/03	9/17/98	$ 5,000,000
1.61%, 1/1/03	3/12/99	$ 5,000,000
New York Life Insurance Co. 1.94%, 1/2/03	2/28/02 - 12/19/02	$ 30,000,000
Pacific Life Insurance Co 1.52%, 3/10/03	9/6/02	$ 5,000,000
Transamerica Occidental Life Insurance Co. 1.88%, 2/1/03	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $117,000,000 or 4.2% of net assets.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $329,675,000) - See accompanying schedule		$ 2,771,422,596
Cash		29,380
Receivable for fund shares sold		3,284,987
Interest receivable		2,769,675
Other receivables		100,378
Total assets		2,777,607,016

Liabilities
Payable for fund shares redeemed	$ 16,166,727
Accrued management fee	465,224
Distribution fees payable	10,241
Other payables and accrued expenses	275,437
Total liabilities		16,917,629

Net Assets		$ 2,760,689,387
Net Assets consist of:
Paid in capital		$ 2,760,689,387
Net Assets		$ 2,760,689,387
Initial Class: Net Asset Value, offering price and redemption price per share ($2,705,068,930 ÷ 2,704,967,297 shares)		$ 1.00

Service Class: Net Asset Value, offering price and redemption price per share ($8,016,718 ÷ 8,014,834 shares)		$ 1.00

Service Class 2: Net Asset Value, offering price and redemption price per share ($47,603,739 ÷ 47,603,461 shares)		$ 1.00

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 54,481,860
Expenses
Management fee	$ 5,542,141
Transfer agent fees	1,851,133
Distribution fees	130,688
Accounting fees and expenses	250,943
Non-interested trustees' compensation	9,947
Custodian fees and expenses	58,689
Registration fees	846
Audit	15,350
Legal	11,377
Miscellaneous	203,558
Total expenses before reductions	8,074,672
Expense reductions	(2,912)	8,071,760
Net investment income		46,410,100
Net Realized Gain (Loss) on investment securities		87,888
Net increase in net assets resulting from operations		$ 46,497,988

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income	$ 46,410,100	$ 105,115,032
Net realized gain (loss)	87,888	71,154
Net increase (decrease) in net assets resulting from operations	46,497,988	105,186,186
Distributions to shareholders from net investment income	(46,410,100)	(105,115,032)
Share transactions - net increase (decrease)	(39,187,088)	566,164,645
Total increase (decrease) in net assets	(39,099,200)	566,235,799

Net Assets
Beginning of period	2,799,788,587	2,233,552,788
End of period	$ 2,760,689,387	$ 2,799,788,587
Other Information:
Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Sold	6,692,494,433	8,278,271	505,243,362
Reinvested	45,541,480	125,174	705,271
Redeemed	(6,786,431,592)	(6,531,366)	(498,612,121)
Net increase (decrease)	(48,395,679)	1,872,079	7,336,512

Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Sold	6,279,947,605	7,671,735	244,909,763
Reinvested	104,611,787	50,876	452,369
Redeemed	(5,864,593,497)	(1,682,917)	(205,203,076)
Net increase (decrease)	519,965,895	6,039,694	40,159,056

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 45,579,655	$ 125,174	$ 705,271

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 104,611,787	$ 50,876	$ 452,369

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.017	.041	.062	.050	.053
Distributions from net investment income	(.017)	(.041)	(.062)	(.050)	(.053)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A, B	1.69%	4.18%	6.30%	5.17%	5.46%
Ratios to Average Net Assets C
Expenses before expense reductions	.29%	.28%	.33%	.27%	.30%
Expenses net of voluntary waivers, if any	.29%	.28%	.33%	.27%	.30%
Expenses net of all reductions	.29%	.28%	.33%	.27%	.30%
Net investment income	1.68%	3.99%	6.18%	5.06%	5.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,705,069	$ 2,753,379	$ 2,233,342	$ 1,939,491	$ 1,507,489

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.016	.040	.031
Distributions from net investment income	(.016)	(.040)	(.031)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return B, C, D	1.61%	4.10%	3.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.39%	.39%	.47% A
Expenses net of voluntary waivers, if any	.39%	.39%	.45% A
Expenses net of all reductions	.39%	.39%	.45% A
Net investment income	1.58%	3.87%	6.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,017	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.014	.039	.058
Distributions from net investment income	(.014)	(.039)	(.058)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return B, C, D	1.45%	3.96%	5.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.55%	.96% A
Expenses net of voluntary waivers, if any	.54%	.55%	.60% A
Expenses net of all reductions	.54%	.55%	.60% A
Net investment income	1.43%	3.71%	5.94% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,604	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund. Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the Money Market Portfolio are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. For the Money Market Portfolio, dividends are declared daily and paid monthly from net investment income and distributions from realized gains, if any, are recorded on the ex-dividend date. Distributions from net investment income and realized gains are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. There were no significant book-to-tax differences during the period for the Money Market Portfolio. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asset Manager: Growth	$ 339,040,364	$ 12,428,129	$ (55,023,451)	$ (42,595,322)
Balanced	294,671,301	13,682,687	(18,154,607)	(4,471,920)
Growth & Income	1,147,403,981	57,931,281	(176,824,989)	(118,893,708)
Growth Opportunities	665,866,252	58,631,450	(87,477,088)	(28,845,638)
Investment Grade Bond	2,355,612,780	83,696,762	(12,446,054)	71,250,708
Mid Cap	1,407,441,735	121,931,291	(86,579,755)	35,351,536
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Total Distributable Earnings
Asset Manager: Growth	$ 8,980,135	$ -	$ (65,872,007)	$ -
Balanced	7,937,519	-	(22,277,782)	-
Growth & Income	12,544,309	-	(156,531,001)	-
Growth Opportunities	4,527,039	-	(296,045,555)	-
Investment Grade Bond	99,462,054	9,272,230	-	179,984,992
Mid Cap	4,871,489	-	(158,631,497)	-

The tax character of distributions paid during the current and prior year was as follows:

Asset Manager: Growth
Ordinary Income	$ 10,416,607	$ 13,343,864
Long-term Capital Gains	-	16,105,049
Total	$ 10,416,607	$ 29,448,913
Balanced
Ordinary Income	8,837,001	10,202,857
Long-term Capital Gains	-	-
Total	$ 8,837,001	$ 10,202,857
Growth & Income
Ordinary Income	15,060,404	15,500,793
Long-term Capital Gains	-	50,237,278
Total	$ 15,060,404	$ 65,738,071
Growth Opportunities
Ordinary Income	8,515,304	4,056,791
Long-term Capital Gains	-	-
Total	$ 8,515,304	$ 4,056,791
Investment Grade Bond
Ordinary Income	58,817,521	42,039,084
Long-term Capital Gains	-	-
Total	$ 58,817,521	$ 42,039,084
Mid Cap
Ordinary Income	10,315,464	-
Long-term Capital Gains	-	-
Total	$ 10,315,464	$ -

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Financing Transactions. To earn additional income, certain funds may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

3. Joint Trading Account.

At the end of the period, Investment Grade Bond Portfolio had 20% or more of its total investments in repurchase agreements through a joint trading account. These repurchase agreements were with entities whose creditworthiness has been reviewed and found satisfactory by FMR. The investments in repurchase agreements through the joint trading account are summarized as follows:

Summary of Joint Trading

Dated December 31, 2002, due January 2, 2003	1.25%
Number of dealers or banks	12
Maximum amount with one dealer or bank	22.2%
Aggregate principal amount of agreements	$ 11,264,350,000
Aggregate maturity amount of agreements	$ 11,265,135,254
Aggregate market value of transferred assets	$ 11,496,363,467
Coupon rates of transferred assets	0% to 15.50%
Maturity dates of transferred assets	1/2/03 to 11/1/41

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Money Market Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .30% of the fund's average net assets for Asset Manager: Growth, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios, .20% for Growth & Income Portfolio, and .15% for Balanced Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For the Money Market Portfolio the management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases. During the period the income-based portion of the management fee was $1,939,725 or an annual rate of .07% of the fund's average net assets.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager: Growth	.58%	|
Balanced	.43%
Growth & Income	.48%
Growth Opportunities	.58%
Investment Grade Bond	.43%
Mid Cap	.58%
Money Market	.20%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager: Growth	$ 7,636	$ 11,544	$ 19,180
Balanced	$ 22,742	$ 47,526	$ 70,268
Growth & Income	$ 263,057	$ 269,692	$ 532,749
Growth Opportunities	$ 231,268	$ 110,543	$ 341,811
Investment Grade Bond	$ 661	$ 113,492	$ 114,153
Mid Cap	$ 385,766	$ 893,879	$ 1,279,645
Money Market	$ 7,894	$ 122,794	$ 130,688

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid FIIOC the following amounts:

Asset Manager: Growth		|
Initial Class	$ 233,643
Service Class	6,127
Service Class 2	5,552
	$ 245,322
Balanced
Initial Class	$ 175,550
Service Class	15,934
Service Class 2	15,004
	$ 206,488
Growth & Income
Initial Class	$ 511,460
Service Class	180,556
Service Class 2	81,160
	$ 773,176
Growth Opportunities
Initial Class	$ 354,735
Service Class	161,640
Service Class 2	39,988
	$ 556,363
Investment Grade Bond
Initial Class	$ 1,163,618
Service Class	485
Service Class 2	35,037
	$ 1,199,140
Mid Cap
Initial Class	$ 391,366
Service Class	269,918
Service Class 2	264,386
	$ 925,670
Money Market
Initial Class	$ 1,812,123
Service Class	5,684
Service Class 2	33,326
	$ 1,851,133

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC) an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager: Growth	$ 333,792
Balanced	$ 782,092
Growth & Income	$ 3,131,572
Growth Opportunities	$ 1,228,020
Investment Grade Bond	$ 2,742,419
Mid Cap	$ 2,571,045

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002, the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

6. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction
Asset Manager: Growth	$ 133,931	$ 256
Balanced	51,077	1,355
Growth & Income	141,200	932
Growth Opportunities	300,687	318
Investment Grade Bond	-	24,339
Mid Cap	959,143	1,845
Money Market	-	2,912

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies each were the owners of record of more than 10% of the total outstanding shares of the following funds:

	FILI %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Asset Manager: Growth	65%	-	-
Balanced	52%	1	33%
Growth & Income	28%	3	53%
Growth Opportunities	16%	1	53%
Investment Grade Bond	56%	-	-
Mid Cap	30%	2	41%
Money Market	58%	-	-

10. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Variable Insurance Products Fund III and Shareholders of Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities of Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio, (the Funds), funds of Variable Insurance Products Fund II and Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio, (the Funds), funds of Variable Insurance Products Fund III, including the portfolios of investments, as of December 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2002 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, (a fund of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund and Variable Insurance Products Fund III's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981, 1988, or 1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), VIP Growth & Income (2001), VIP Growth Opportunities (2001), VIP Investment Grade Bond (2001), VIP Mid Cap (2001), and VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001 or 2002

Trustee of Variable Insurance Products Fund (2001), Variable Insurance Products Fund II (2001), and Variable Insurance Products Fund III (2002). Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997 or 2000

Vice President of VIP Investment Grade Bond (1997) and VIP Money Market (2000). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, and VIP Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Growth Opportunities and VIP Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth, VIP Balanced, and VIP Investment Grade Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of VIP Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Bettina Doulton (38)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Robert Duby (56)
Year of Election or Appointment: 1997 Vice President of VIP Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.
Richard C. Habermann (62)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Charles Mangum (38)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Mark J. Notkin (38)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (40)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, VIP Investment Grade Bond, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (41)

Year of Election or Appointment: 2000 or 2002

Vice President of VIP Balanced (2002) and VIP Growth & Income (2000) and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

John J. Todd (53)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of VIP Investment Grade Bond and VIP Money Market. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

Name, Age; Principal Occupation
John H. Costello (56)

Year of Election or Appointment: 1986, 1988, 1995, 1996, or 1998

Assistant Treasurer of VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP Growth & Income (1996), VIP Growth Opportunities (1995), VIP Investment Grade Bond (1988), VIP Mid Cap (1998), and VIP Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996, 1998, or 2000

Assistant Treasurer of VIP Asset Manager: Growth (2000), VIP Balanced (2000), VIP Growth & Income (2000), VIP Growth Opportunities (2000), VIP Investment Grade Bond (1998), VIP Mid Cap (2000), and VIP Money Market (1996). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions - Service Class

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Investment Grade Bond	02/07/03	02/07/03	$0.52	$0.19

Investment Grade Bond hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Balanced	9.35%
Investment Grade Bond	12.34%
Mid Cap	12.30%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager: Growth	32%
Balanced	23%
Growth & Income	84%
Growth Opportunities	100%
Mid Cap	79%

Annual Report

Proxy Voting Results

A special meeting of Variable Insurance Products Fund III shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	3,016,737,746.18	90.176
Against	103,338,598.78	3.089
Abstain	225,319,688.65	6.735
TOTAL	3,345,396,033.61	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	2,957,777,654.30	88.413
Against	157,604,477.15	4.711
Abstain	230,013,902.16	6.876
TOTAL	3,345,396,033.61	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,208,240,398.36	95.900
Withheld	137,155,635.25	4.100
TOTAL	3,345,396,033.61	100.00
Ralph F. Cox
Affirmative	3,203,268,840.31	95.752
Withheld	142,127,193.30	4.248
TOTAL	3,345,396,033.61	100.00
Phyllis Burke Davis
Affirmative	3,204,055,758.47	95.775
Withheld	141,340,275.14	4.225
TOTAL	3,345,396,033.61	100.00
Robert M. Gates
Affirmative	3,208,455,704.41	95.907
Withheld	136,940,329.20	4.093
TOTAL	3,345,396,033.61	100.00
Abigail P. Johnson
Affirmative	3,204,790,536.75	95.797
Withheld	140,605,496.86	4.203
TOTAL	3,345,396,033.61	100.00
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	3,204,067,467.04	95.775
Withheld	141,328,566.57	4.225
TOTAL	3,345,396,033.61	100.00
Donald J. Kirk
Affirmative	3,208,293,679.07	95.902
Withheld	137,102,354.54	4.098
TOTAL	3,345,396,033.61	100.00
Marie L. Knowles
Affirmative	3,209,981,465.59	95.952
Withheld	135,414,568.02	4.048
TOTAL	3,345,396,033.61	100.00
Ned C. Lautenbach
Affirmative	3,210,582,803.06	95.970
Withheld	134,813,230.55	4.030
TOTAL	3,345,396,033.61	100.00
Peter S. Lynch
Affirmative	3,212,042,077.76	96.014
Withheld	133,353,955.85	3.986
TOTAL	3,345,396,033.61	100.00
Marvin L. Mann
Affirmative	3,207,455,151.63	95.877
Withheld	137,940,881.98	4.123
TOTAL	3,345,396,033.61	100.00
William O. McCoy
Affirmative	3,206,906,756.74	95.860
Withheld	138,489,276.87	4.140
TOTAL	3,345,396,033.61	100.00
William S. Stavropoulos
Affirmative	3,208,142,406.18	95.897
Withheld	137,253,627.43	4.103
TOTAL	3,345,396,033.61	100.00
PROPOSAL 4
To eliminate a fundamental investment policy of Growth Opportunities Portfolio.
	# of Votes	% of Votes
Affirmative	555,678,836.76	84.561
Against	38,788,584.86	5.902
Abstain	62,668,277.50	9.537
TOTAL	657,135,699.12	100.00
* Denotes trust-wide proposals and voting results.
PROPOSAL 5
To amend Balanced Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental investment limitation concerning borrowing.
Balanced Portfolio	# of Votes	% of Votes
Affirmative	227,811,020.16	85.963
Against	11,200,498.67	4.227
Abstain	25,997,811.99	9.810
TOTAL	265,009,330.82	100.00
Growth Opportunities Portfolio	# of Votes	% of Votes
Affirmative	563,635,796.66	85.772
Against	34,687,946.36	5.278
Abstain	58,811,956.10	8.950
TOTAL	657,135,699.12	100.00
Mid Cap Portfolio	# of Votes	% of Votes
Affirmative	1,152,923,288.32	84.735
Against	83,828,781.15	6.161
Abstain	123,871,577.64	9.104
TOTAL	1,360,623,647.11	100.00
PROPOSAL 6
To amend Balanced Portfolio's, Growth & Income Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental investment limitation concerning lending.
Balanced Portfolio	# of Votes	% of Votes
Affirmative	231,215,356.17	87.248
Against	10,505,721.30	3.964
Abstain	23,288,253.35	8.788
TOTAL	265,009,330.82	100.00
Growth & Income Portfolio	# of Votes	% of Votes
Affirmative	872,435,667.43	84.941
Against	60,875,055.31	5.926
Abstain	93,801,109.51	9.133
TOTAL	1,027,111,832.25	100.00
Growth Opportunities Portfolio	# of Votes	% of Votes
Affirmative	563,267,599.75	85.716
Against	33,744,917.70	5.135
Abstain	60,123,181.67	9.149
TOTAL	657,135,699.12	100.00
Mid Cap Portfolio	# of Votes	% of Votes
Affirmative	1,174,908,022.06	86.351
Against	76,197,349.43	5.600
Abstain	109,518,275.62	8.049
TOTAL	1,360,623,647.11	100.00
Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager: Growth, Balanced,
Growth & Income, Growth Opportunities,
and Mid Cap Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Investments Japan Limited
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Investment Grade Bond, and Money Market Portfolios

JPMorgan Chase Bank, New York, NY
Asset Manager: Growth, Balanced,
and Growth & Income Portfolios
Brown Brothers Harriman & Co., Boston, MA
Mid Cap Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Opportunities Portfolio

VIPSCGRP2-ANN-0203 338510
1.768595.101

Fidelity® Variable Insurance Products
Service Class 2

Asset Manager: Growth® Portfolio

Balanced Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Asset Manager: Growth Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Balanced Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth & Income Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth Opportunities Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Investment Grade Bond Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Mid Cap Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Money Market Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch US High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Asset Mgr: Growth - Service Class 2	-15.83%	-1.74%	6.78%
Fidelity Asset Manager: Growth Composite	-13.35%	2.07%	9.49%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
LB 3 Month T-Bill	1.78%	4.52%	4.94%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset Manager: Growth® Portfolio - Service Class 2 on January 31, 1995, shortly after the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager: Growth Composite Index, the S&P® Index and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Richard Habermann (right) and Ford O'Neil (left), Co-managers of Asset Manager: Growth Portfolio

Q. How did the fund perform, Dick?

D.H. For the year ending December 31, 2002, the fund trailed both the Fidelity Asset Manager: Growth Composite Index and the Lipper Inc. variable annuity flexible portfolio funds average, which fell 13.35% and 10.32%, respectively.

Q. What affected fund results?

D.H. My asset allocation decisions drove performance. I stayed close to a 70% neutral weighting in equities during the first nine months of the year, given my concerns about business fundamentals and corporate governance issues. Being more cautious on stocks helped as share prices steadily eroded during the spring and summer. Consistent with this cautious stance, I became more heavily weighted in bonds during this time. However, our emphasis on high-yield securities hurt versus the benchmarks. High-yield bonds suffered from widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite good credit analysis and reducing the high-yield weighting as market conditions soured, we still lost ground to the all-investment-grade bond allocation in the composite index, which was helped by the flight to quality in Treasuries. We recouped some losses during the fourth quarter when high-yield bonds rebounded on improved demand for riskier assets. Further, we benefited from overweighting stocks as they rallied and then trimming them - largely due to valuation concerns - before the market rolled back over in December.

Q. What drove the fund's equity holdings?

D.H. It was a very challenging year, one where nearly every major equity market sector posted double-digit declines and the Standard & Poor's 500 Index was off 22.10%. Despite some early period weakness, Charles Mangum - who became equity manager in February - worked hard to get back close to even with the index, which he accomplished mainly through strong sector selection. Underweighting technology hardware stocks worked for much of the period, as such stocks as IBM and Intel struggled with high valuations and weak capital spending. Avoiding many of the land mines within the sector also contributed, as did an investment in Dell, which bucked the downtrend. Owning the right telecommunication services stocks also was key, as we avoided the WorldCom disaster and overweighted Qwest Communications and Verizon, both of which snapped back sharply in the fourth quarter. Elsewhere, Cardinal Health boosted returns in health care services, while several of our consumer-related holdings - including Coca-Cola and Alberto-Culver - and diversified financials fared well due to their defensive nature. However, we suffered somewhat from becoming prematurely aggressive during the spring, leaving us without exposure to such solid consumer names as Proctor & Gamble and Anheuser-Busch. Another drag was the fund's stake in pharmaceutical stocks Bristol-Myers Squibb and Schering-Plough, which fell in part due to drug-approval delays. Finally, the fund held a couple of stocks badly hurt by accounting issues, which Charles sold soon after taking over the equity subportfolio, avoiding further damage.

Q. Ford, how did the fixed-income portion of the fund do?

F.O. A favorable interest rate backdrop, spurred by sluggish economic growth, weak corporate profits and slumping stock prices, resulted in strong absolute returns for our investment-grade holdings, which also soundly beat their index. I focused on high-quality mortgage securities with some prepayment protection, which sheltered us from another big refinancing wave, and whose higher yields helped offset the sharp rally in government bonds. We also benefited from missing several prominent corporate issuers that stumbled, while adding exposure to beaten-down BBB-rated bonds that rebounded toward period end. Though they lagged the returns of investment-grade bonds, the fund's high-yield holdings also had a positive return and beat their benchmark. Managed by Mark Notkin, the high-yield subportfolio avoided most major defaults and credit downgrades. It further benefited from Mark's strong security selection, particularly in telecom, as well as his emphasis on higher-rated bonds, which provided a lot of cushion in a difficult environment. Finally, the strategic cash portion of the fund - managed by John Todd - had fairly steady returns to help offset equity market volatility.

Q. What's your outlook, Ford?

F.O. Despite some improvement of late, market sentiment is likely to remain fragile until economic, geopolitical and corporate uncertainty subsides. This uncertainty has led to relatively wide corporate yield spreads and poor equity performance. Since we believe the economy and corporate earnings will improve over the next 12 months - spurred by substantial monetary and fiscal stimulus - we feel the stage is set for high-yield securities to outperform investment-grade bonds and cash. While we're still cautious on equities at period end, there may be opportunities to take advantage of market volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: maximize total return over the long term by allocating assets among stocks, bonds and short-term instruments and other investments

Start date: January 3, 1995

Size: as of December 31, 2002, more than
$294 million

Manager: Richard Habermann and Ford O'Neil, since 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Cardinal Health, Inc.	5.0
Clear Channel Communications, Inc.	4.1
American International Group, Inc.	3.6
General Electric Co.	3.4
Fannie Mae	3.2
19.3
Top Five Market Sectors as of December 31, 2002
(stocks only)	% of fund's net assets
Financials	16.2
Health Care	13.3
Consumer Discretionary	8.9
Industrials	6.3
Information Technology	6.0
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stock Class and Equity Futures	68.8%
Bond Class	26.3%
Short-Term Class	4.9%
* Foreign investments	3.1%

Asset allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conforms to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 67.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.1%
Dana Corp.	21,100	$ 248,136
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	67,700	1,088,616
Household Durables - 0.1%
Leggett & Platt, Inc.	10,100	226,644
Media - 6.0%
AOL Time Warner, Inc. (a)	377,300	4,942,630
Clear Channel Communications, Inc. (a)	323,500	12,063,315
Comcast Corp. Class A (a)	28,176	664,108
		17,670,053
Multiline Retail - 0.2%
Target Corp.	20,400	612,000
Specialty Retail - 2.1%
Home Depot, Inc.	199,200	4,772,832
Lowe's Companies, Inc.	30,900	1,158,750
Office Depot, Inc. (a)	15,200	224,352
		6,155,934
TOTAL CONSUMER DISCRETIONARY		26,001,383
CONSUMER STAPLES - 5.6%
Beverages - 1.6%
PepsiCo, Inc.	62,300	2,630,306
The Coca-Cola Co.	45,500	1,993,810
		4,624,116
Food & Drug Retailing - 1.5%
CVS Corp.	128,600	3,211,142
Safeway, Inc. (a)	51,500	1,203,040
		4,414,182
Food Products - 0.1%
Fresh Del Monte Produce, Inc.	4,200	79,422
McCormick & Co., Inc. (non-vtg.)	4,500	104,400
		183,822
Personal Products - 1.1%
Alberto-Culver Co.:
Class A	35,900	1,744,381
Class B	21,800	1,098,720
Gillette Co.	15,000	455,400
		3,298,501
Tobacco - 1.3%
Philip Morris Companies, Inc.	98,100	3,975,993
TOTAL CONSUMER STAPLES		16,496,614
ENERGY - 5.0%
Energy Equipment & Services - 1.0%
Cooper Cameron Corp. (a)	5,400	269,028
Diamond Offshore Drilling, Inc.	17,100	373,635
ENSCO International, Inc.	8,700	256,215

	Shares	Value (Note 1)
GlobalSantaFe Corp.	25,000	$ 608,000
Halliburton Co.	10,200	190,842
National-Oilwell, Inc. (a)	16,900	369,096
Pride International, Inc. (a)	2,400	35,760
Rowan Companies, Inc.	4,200	95,340
Transocean, Inc.	27,000	626,400
		2,824,316
Oil & Gas - 4.0%
ChevronTexaco Corp.	44,900	2,984,952
ConocoPhillips	122,653	5,935,179
Exxon Mobil Corp.	86,500	3,022,310
		11,942,441
TOTAL ENERGY		14,766,757
FINANCIALS - 16.0%
Banks - 2.3%
Bank of America Corp.	19,700	1,370,529
Bank One Corp.	28,100	1,027,055
Comerica, Inc.	4,100	177,284
FleetBoston Financial Corp.	77,100	1,873,530
Synovus Financial Corp.	28,200	547,080
Wachovia Corp.	46,337	1,688,520
		6,683,998
Diversified Financials - 9.2%
Citigroup, Inc.	229,400	8,072,586
Fannie Mae	144,400	9,289,252
Merrill Lynch & Co., Inc.	142,100	5,392,695
Morgan Stanley	113,200	4,518,944
		27,273,477
Insurance - 4.5%
Allmerica Financial Corp. (a)	31,800	321,180
Allstate Corp.	11,200	414,288
American International Group, Inc.	180,700	10,453,495
Hartford Financial Services Group, Inc.	35,500	1,612,765
Travelers Property Casualty Corp.:
Class A	9,803	143,614
Class B (a)	20,140	295,051
		13,240,393
TOTAL FINANCIALS		47,197,868
HEALTH CARE - 13.2%
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	76,400	2,139,200
Health Care Providers & Services - 5.1%
Cardinal Health, Inc.	247,050	14,622,877
HCA, Inc.	9,800	406,700
		15,029,577
Pharmaceuticals - 7.4%
Bristol-Myers Squibb Co.	66,100	1,530,215
Merck & Co., Inc.	139,400	7,891,434
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	212,000	$ 6,480,840
Pharmacia Corp.	19,900	831,820
Recordati Spa	5,813	94,353
Schering-Plough Corp.	170,200	3,778,440
Wyeth	28,000	1,047,200
		21,654,302
TOTAL HEALTH CARE		38,823,079
INDUSTRIALS - 6.3%
Airlines - 0.1%
Delta Air Lines, Inc.	12,900	156,090
Commercial Services & Supplies - 0.8%
Aramark Corp. Class B	2,100	49,350
ChoicePoint, Inc. (a)	16,300	643,687
First Data Corp.	39,600	1,402,236
Sabre Holdings Corp. Class A (a)	12,300	222,753
		2,318,026
Industrial Conglomerates - 4.7%
General Electric Co.	403,500	9,825,225
Tyco International Ltd.	228,700	3,906,196
		13,731,421
Machinery - 0.4%
Ingersoll-Rand Co. Ltd. Class A	28,900	1,244,434
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	5,000	130,050
CSX Corp.	5,600	158,536
Norfolk Southern Corp.	25,600	511,744
Union Pacific Corp.	2,900	173,623
		973,953
TOTAL INDUSTRIALS		18,423,924
INFORMATION TECHNOLOGY - 6.0%
Communications Equipment - 0.8%
CIENA Corp. (a)	58,000	298,120
Cisco Systems, Inc. (a)	46,291	606,412
Comverse Technology, Inc. (a)	40,900	409,818
Motorola, Inc.	123,800	1,070,870
Polycom, Inc. (a)	12,800	121,856
		2,507,076
Computers & Peripherals - 1.9%
Dell Computer Corp. (a)	81,500	2,179,310
EMC Corp. (a)	95,000	583,300
Hewlett-Packard Co.	95,800	1,663,088
Sun Microsystems, Inc. (a)	345,000	1,072,950
		5,498,648

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.2%
Solectron Corp. (a)	143,400	$ 509,070
Thermo Electron Corp. (a)	10,700	215,284
		724,354
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	10,000	163,500
Semiconductor Equipment & Products - 1.7%
Altera Corp. (a)	24,100	297,153
Analog Devices, Inc. (a)	27,300	651,651
Applied Materials, Inc. (a)	19,800	257,994
Atmel Corp. (a)	40,000	89,200
Intel Corp.	50,100	780,057
KLA-Tencor Corp. (a)	15,600	551,772
LAM Research Corp. (a)	27,400	295,920
Lattice Semiconductor Corp. (a)	17,100	149,967
Linear Technology Corp.	12,800	329,216
Micron Technology, Inc. (a)	32,000	311,680
Novellus Systems, Inc. (a)	10,600	297,648
Semtech Corp. (a)	12,600	137,592
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	47,300	333,465
United Microelectronics Corp. sponsored ADR (a)	97,980	329,213
Xilinx, Inc. (a)	14,300	294,580
		5,107,108
Software - 1.3%
Activision, Inc. (a)	14,900	217,391
Adobe Systems, Inc.	7,600	188,488
Computer Associates International, Inc.	19,200	259,200
Microsoft Corp. (a)	48,500	2,507,450
Network Associates, Inc. (a)	2,100	33,789
VERITAS Software Corp. (a)	31,300	488,906
		3,695,224
TOTAL INFORMATION TECHNOLOGY		17,695,910
MATERIALS - 0.7%
Chemicals - 0.1%
Dow Chemical Co.	7,700	228,690
Metals & Mining - 0.6%
Alcoa, Inc.	62,500	1,423,750
Ryerson Tull, Inc.	51,900	316,590
		1,740,340
Paper & Forest Products - 0.0%
Bowater, Inc.	4,100	171,995
TOTAL MATERIALS		2,141,025
TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 4.6%
AT&T Corp.	6,820	178,070
BellSouth Corp.	91,800	2,374,866
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
McCaw International Ltd. warrants 4/16/07 (a)(e)	910	$ 0
NTL, Inc. warrants 10/14/08 (a)	427	4
Ono Finance PLC rights 5/31/09 (a)(e)	310	3
Qwest Communications International, Inc. (a)	348,500	1,742,500
SBC Communications, Inc.	136,600	3,703,226
Verizon Communications, Inc.	142,400	5,518,000
		13,516,669
UTILITIES - 1.2%
Electric Utilities - 1.1%
FirstEnergy Corp.	67,500	2,225,475
Southern Co.	29,700	843,183
Wisconsin Energy Corp.	8,200	206,640
		3,275,298
Gas Utilities - 0.1%
NiSource, Inc.	15,700	314,000
TOTAL UTILITIES		3,589,298
TOTAL COMMON STOCKS (Cost $235,251,330)		198,652,527
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Diversified Financials - 0.1%
AES Trust VII $3.00	33,600	447,014
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (e)	530	398
TOTAL CONVERTIBLE PREFERRED STOCKS		447,412
Nonconvertible Preferred Stocks - 0.5%
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	160	165,328
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	175	174,409

	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	$ 114,570
Wireless Telecommunication Services - 0.3%
Crown Castle International Corp. $127.50 pay-in-kind	16	11,040
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	1,047	921,360
		932,400
TOTAL TELECOMMUNICATION SERVICES		1,046,970
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,386,707
TOTAL PREFERRED STOCKS (Cost $2,818,197)		1,834,119
Corporate Bonds - 21.1%
	Principal Amount
Convertible Bonds - 1.9%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (e)	$ 270,000	340,430
FINANCIALS - 0.1%
Diversified Financials - 0.1%
IOS Capital LLC 5% 5/1/07 (e)	205,000	179,539
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Total Renal Care Holdings:
7% 5/15/09 (e)	200,000	198,875
7% 5/15/09	210,000	208,819
		407,694
INFORMATION TECHNOLOGY - 1.6%
Communications Equipment - 0.5%
Brocade Communications Systems, Inc. 2% 1/1/07	290,000	203,110
CIENA Corp. 3.75% 2/1/08	520,000	358,800
Juniper Networks, Inc. 4.75% 3/15/07	1,270,000	986,727
		1,548,637
Electronic Equipment & Instruments - 0.7%
Celestica, Inc. liquid yield option note 0% 8/1/20	1,325,000	607,844
Sanmina-SCI Corp.:
0% 9/12/20	795,000	323,963
4.25% 5/1/04	940,000	901,272
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Solectron Corp. liquid yield option note:
0% 5/8/20	$ 75,000	$ 45,938
0% 11/20/20	420,000	206,850
		2,085,867
Semiconductor Equipment & Products - 0.4%
Agere Systems, Inc. 6.5% 12/15/09	270,000	218,384
ASML Holding NV 4.25% 11/30/04 (e)	200,000	171,250
Vitesse Semiconductor Corp. 4% 3/15/05	800,000	632,000
		1,021,634
TOTAL INFORMATION TECHNOLOGY		4,656,138
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	115,000	82,662
TOTAL CONVERTIBLE BONDS		5,666,463
Nonconvertible Bonds - 19.2%
CONSUMER DISCRETIONARY - 5.1%
Auto Components - 0.3%
Arvin Industries, Inc. 6.75% 3/15/08	100,000	96,250
ArvinMeritor, Inc. 8.75% 3/1/12	155,000	158,875
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	50,000	55,587
Dana Corp. 10.125% 3/15/10	340,000	343,400
Dura Operating Corp. 8.625% 4/15/12	140,000	141,400
Stoneridge, Inc. 11.5% 5/1/12	10,000	9,550
		805,062
Hotels, Restaurants & Leisure - 1.7%
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	120,000	128,100
Domino's, Inc. 10.375% 1/15/09	150,000	162,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	520,000	540,800
Hilton Hotels Corp.:
7.625% 12/1/12	150,000	149,250
8.25% 2/15/11	195,000	201,825

	Principal Amount	Value (Note 1)
Horseshoe Gaming LLC 8.625% 5/15/09	$ 515,000	$ 543,325
International Game Technology 8.375% 5/15/09	120,000	132,600
MGM Mirage, Inc. 8.5% 9/15/10	175,000	192,500
Penn National Gaming, Inc. 8.875% 3/15/10	390,000	397,800
Station Casinos, Inc. 8.375% 2/15/08	760,000	805,600
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	360,000	368,100
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	80,000	85,200
8.875% 4/15/11	510,000	553,350
Wheeling Island Gaming, Inc. 10.125% 12/15/09	310,000	310,775
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	290,000	291,450
		4,862,675
Household Durables - 0.4%
Beazer Homes USA, Inc.:
8.625% 5/15/11	250,000	257,500
8.875% 4/1/08	55,000	56,925
Champion Home Builders Co. 11.25% 4/15/07	85,000	70,975
D.R. Horton, Inc. 8% 2/1/09	200,000	200,000
KB Home 8.625% 12/15/08	180,000	188,100
Lennar Corp. 7.625% 3/1/09	150,000	155,250
Ryland Group, Inc. 9.125% 6/15/11	220,000	233,200
Standard Pacific Corp. 9.25% 4/15/12	120,000	116,400
		1,278,350
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	330,000	336,600
Media - 2.6%
AMC Entertainment, Inc.:
9.5% 2/1/11	195,000	192,075
9.875% 2/1/12	130,000	128,050
American Media Operations, Inc. 10.25% 5/1/09	270,000	278,775
AOL Time Warner, Inc. 5.625% 5/1/05	100,000	102,259
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	$ 110,000	$ 118,800
Chancellor Media Corp. 8% 11/1/08	210,000	226,800
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	110,000	31,900
0% 4/1/11 (d)	580,000	200,100
0% 5/15/11 (d)	230,000	57,500
10% 4/1/09	425,000	187,000
10.75% 10/1/09	385,000	169,400
Corus Entertainment, Inc. 8.75% 3/1/12	490,000	519,400
CSC Holdings, Inc.:
7.625% 4/1/11	400,000	377,000
7.625% 7/15/18	90,000	79,200
7.875% 2/15/18	35,000	30,800
EchoStar DBS Corp.:
9.125% 1/15/09	400,000	419,000
9.375% 2/1/09	770,000	808,500
10.375% 10/1/07	345,000	369,150
Entravision Communications Corp. 8.125% 3/15/09	370,000	388,500
Lamar Media Corp.:
7.25% 1/1/13 (e)	80,000	81,000
8.625% 9/15/07	30,000	31,388
LBI Media, Inc. 10.125% 7/15/12 (e)	240,000	250,800
News America Holdings, Inc. 7.75% 12/1/45	100,000	98,278
Nextmedia Operating, Inc. 10.75% 7/1/11	210,000	220,500
PanAmSat Corp.:
6.125% 1/15/05	150,000	146,250
6.375% 1/15/08	230,000	220,800
Penton Media, Inc. 11.875% 10/1/07	145,000	120,350
Quebecor Media, Inc. 11.125% 7/15/11	10,000	9,200
Radio One, Inc. 8.875% 7/1/11	605,000	648,863
Regal Cinemas Corp. 9.375% 2/1/12	335,000	355,100
TCI Communications, Inc. 9.8% 2/1/12	150,000	180,303
Telewest PLC yankee:
9.625% 10/1/06 (c)	565,000	101,700

	Principal Amount	Value (Note 1)
11% 10/1/07 (c)	$ 355,000	$ 65,675
Yell Finance BV 10.75% 8/1/11	375,000	412,500
		7,626,916
Specialty Retail - 0.0%
Hollywood Entertainment Corp. 9.625% 3/15/11	70,000	70,700
TOTAL CONSUMER DISCRETIONARY		14,980,303
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Constellation Brands, Inc. 8.125% 1/15/12	205,000	212,175
Food & Drug Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	65,000	71,250
Rite Aid Corp.:
6.125% 12/15/08 (e)	225,000	166,500
7.125% 1/15/07	65,000	53,950
		291,700
Food Products - 0.5%
Chiquita Brands International, Inc. 10.56% 3/15/09	130,000	132,600
Corn Products International, Inc.:
8.25% 7/15/07	335,000	336,675
8.45% 8/15/09	30,000	30,225
Dean Foods Co.:
6.625% 5/15/09	50,000	49,500
6.9% 10/15/17	40,000	36,400
8.15% 8/1/07	331,000	346,723
Del Monte Corp.:
8.625% 12/15/12 (e)	190,000	193,800
9.25% 5/15/11	70,000	72,800
Dole Food Co., Inc. 7.25% 5/1/09	180,000	172,800
Michael Foods, Inc. 11.75% 4/1/11	20,000	22,200
		1,393,723
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	60,000	56,400
Personal Products - 0.2%
Revlon Consumer Products Corp. 12% 12/1/05	560,000	537,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	$ 70,000	$ 76,032
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	30,000	31,300
		107,332
TOTAL CONSUMER STAPLES		2,598,930
ENERGY - 1.2%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	230,000	235,750
Grant Prideco, Inc.:
9% 12/15/09 (e)	50,000	52,250
9.625% 12/1/07	210,000	222,600
Key Energy Services, Inc. 8.375% 3/1/08	100,000	104,750
		615,350
Oil & Gas - 1.0%
Chesapeake Energy Corp.:
8.125% 4/1/11	195,000	200,850
8.5% 3/15/12	175,000	181,125
Encore Acquisition Co. 8.375% 6/15/12 (e)	245,000	254,800
Forest Oil Corp. 8% 12/15/11	120,000	126,300
Pemex Project Funding Master Trust 7.875% 2/1/09 (e)	100,000	107,500
Petro-Canada yankee 7% 11/15/28	50,000	51,278
Plains All American Pipeline LP 7.75% 10/15/12 (e)	120,000	124,200
Plains Exploration & Production Co. LP 8.75% 7/1/12 (e)	390,000	403,650
Teekay Shipping Corp. 8.875% 7/15/11	625,000	640,625
The Coastal Corp.:
6.2% 5/15/04	80,000	68,800
6.5% 5/15/06	130,000	105,300
6.95% 6/1/28	15,000	9,600
7.5% 8/15/06	75,000	61,500
7.75% 6/15/10	260,000	204,100
7.75% 10/15/35	15,000	9,900
7.75% 10/15/35	125,000	82,500
9.625% 5/15/12	65,000	52,650

	Principal Amount	Value (Note 1)
Valero Energy Corp. 6.875% 4/15/12	$ 25,000	$ 26,035
Vintage Petroleum, Inc. 8.25% 5/1/12	230,000	238,050
		2,948,763
TOTAL ENERGY		3,564,113
FINANCIALS - 2.3%
Banks - 0.1%
BankBoston Corp. 6.625% 2/1/04	20,000	20,841
Fleet Financial Group, Inc. 7.125% 4/15/06	40,000	44,306
MBNA America Bank NA 6.625% 6/15/12	30,000	30,579
MBNA Corp. 7.5% 3/15/12	45,000	48,379
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	50,000	57,871
7.816% 11/29/49	100,000	112,848
		314,824
Diversified Financials - 1.9%
AES Drax Holdings Ltd. 10.41% 12/31/20	270,000	151,200
Ahmanson Capital Trust I 8.36% 12/1/26 (e)	25,000	27,406
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	70,000	51,100
American General Finance Corp. 5.875% 7/14/06	100,000	107,646
Amvescap PLC yankee 5.9% 1/15/07	25,000	26,521
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	130,000	134,875
Capital One Financial Corp. 7.125% 8/1/08	100,000	92,609
Chukchansi Economic Development Authority 14.5% 6/15/09 (e)	125,000	125,625
CIT Group, Inc. 7.75% 4/2/12	30,000	33,695
Citigroup, Inc. 5.625% 8/27/12	70,000	73,604
Continental Airlines, Inc. pass thru trust certificates 6.795% 8/2/18	177,552	115,409
Countrywide Home Loans, Inc. 5.5% 8/1/06	80,000	85,064
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	20,000	21,375
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	$ 20,000	$ 19,979
7.57% 11/18/10	35,000	34,964
7.779% 11/18/05	25,000	20,000
7.92% 5/18/12	245,000	204,298
10.06% 1/2/16	80,000	64,000
Details Capital Corp. 12.5% 11/15/07	85,000	79,900
Deutsche Telekom International Finance BV:
8.25% 6/15/05	50,000	54,670
8.75% 6/15/30	50,000	57,758
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	215,000	197,800
10.625% 12/1/12 (e)	60,000	61,500
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	30,000	31,500
Ford Motor Credit Co. 7.5% 3/15/05	140,000	142,837
General Electric Capital Corp. 6% 6/15/12	65,000	70,179
General Motors Acceptance Corp.:
6.75% 1/15/06	40,000	41,425
6.875% 9/15/11	60,000	59,836
Goldman Sachs Group, Inc. 6.6% 1/15/12	125,000	138,124
Household Finance Corp.:
6.375% 10/15/11	15,000	15,683
6.5% 1/24/06	40,000	42,597
7% 5/15/12	5,000	5,476
J.P. Morgan Chase & Co. 5.35% 3/1/07	50,000	52,890
Lehman Brothers Holdings, Inc. 6.25% 5/15/06	50,000	54,667
Merrill Lynch & Co., Inc. 4% 11/15/07	100,000	101,020
Morgan Stanley 6.6% 4/1/12	40,000	44,333
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	80,000	84,088
NiSource Finance Corp. 7.875% 11/15/10	80,000	87,922
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	100,100	85,718

	Principal Amount	Value (Note 1)
7.248% 7/2/14	$ 128,720	$ 64,360
7.575% 3/1/19	82,320	78,204
7.691% 4/1/17	20,000	16,000
7.95% 9/1/16	19,053	15,242
8.304% 9/1/10	108,557	75,990
Petronas Capital Ltd. 7% 5/22/12 (e)	80,000	87,950
PTC International Finance BV yankee 10.75% 7/1/07	161,000	167,440
PTC International Finance II SA yankee 11.25% 12/1/09	345,000	365,700
Qwest Capital Funding, Inc.:
5.875% 8/3/04	150,000	129,000
7% 8/3/09	170,000	113,900
7.25% 2/15/11	440,000	290,400
7.625% 8/3/21	50,000	29,250
7.75% 8/15/06	130,000	93,600
7.9% 8/15/10	100,000	67,000
R. H. Donnelley Finance Corp. I 8.875% 12/15/10 (e)	80,000	85,600
SESI LLC 8.875% 5/15/11	30,000	30,600
Sprint Capital Corp. 6.875% 11/15/28	75,000	60,375
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	120,000	11,400
U.S. Airways pass thru trust certificates 6.85% 7/30/19	59,124	47,299
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	320,000	256,000
6.375% 7/15/08	75,000	48,000
6.5% 11/15/18	50,000	26,500
6.875% 7/15/28	535,000	304,950
Verizon Wireless Capital LLC 5.375% 12/15/06	50,000	52,234
		5,416,287
Insurance - 0.0%
MetLife, Inc. 5.375% 12/15/12	10,000	10,330
Principal Life Global Funding I 6.25% 2/15/12 (e)	25,000	26,500
		36,830
Real Estate - 0.3%
Boston Properties, Inc. 6.25% 1/15/13 (e)	30,000	30,462
CenterPoint Properties Trust 6.75% 4/1/05	100,000	107,618
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	320,000	330,400
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Duke Realty LP New 6.875% 3/15/05	$ 100,000	$ 107,128
EOP Operating LP 7.75% 11/15/07	50,000	56,708
Regency Centers LP 6.75% 1/15/12	45,000	48,589
Senior Housing Properties Trust 8.625% 1/15/12	245,000	241,325
		922,230
TOTAL FINANCIALS		6,690,171
HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.2%
ALARIS Medical Systems, Inc. 11.625% 12/1/06	245,000	275,625
Fisher Scientific International, Inc.:
8.125% 5/1/12	140,000	144,200
9% 2/1/08	30,000	31,275
		451,100
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc. 11% 1/2/07	216,400	215,859
Fountain View, Inc. 11.25% 4/15/08 (c)	460,000	276,000
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	30,000	28,800
PacifiCare Health Systems, Inc. 10.75% 6/1/09	235,000	250,863
Stewart Enterprises, Inc. 10.75% 7/1/08	110,000	121,550
Tenet Healthcare Corp.:
5.375% 11/15/06	35,000	31,850
6.375% 12/1/11	70,000	64,400
6.5% 6/1/12	85,000	78,625
Triad Hospitals, Inc. 8.75% 5/1/09	375,000	401,250
Unilab Corp. 12.75% 10/1/09	97,000	113,490
		1,582,687

	Principal Amount	Value (Note 1)
Pharmaceuticals - 0.2%
aaiPharma, Inc. 11% 4/1/10	$ 160,000	$ 160,000
Biovail Corp. yankee 7.875% 4/1/10	320,000	321,600
		481,600
TOTAL HEALTH CARE		2,515,387
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.3%
Alliant Techsystems, Inc. 8.5% 5/15/11	395,000	426,600
BE Aerospace, Inc.:
8.875% 5/1/11	235,000	171,550
9.5% 11/1/08	25,000	19,250
Raytheon Co. 6.75% 8/15/07	125,000	138,609
Transdigm, Inc. 10.375% 12/1/08	220,000	221,100
		977,109
Airlines - 0.0%
Delta Air Lines, Inc.:
8.3% 12/15/29	140,000	77,000
8.54% 1/2/07	52,729	39,547
		116,547
Commercial Services & Supplies - 0.7%
Allied Waste North America, Inc.:
7.625% 1/1/06	495,000	495,000
7.875% 1/1/09	40,000	39,700
8.875% 4/1/08	390,000	397,800
American Color Graphics, Inc. 12.75% 8/1/05	210,000	207,900
Browning-Ferris Industries, Inc. 6.375% 1/15/08	220,000	194,700
Iron Mountain, Inc.:
8.25% 7/1/11	125,000	128,750
8.625% 4/1/13	10,000	10,450
JohnsonDiversey, Inc. 9.625% 5/15/12 (e)	295,000	309,750
Pierce Leahy Command Co. yankee 8.125% 5/15/08	55,000	56,238
World Color Press, Inc.:
7.75% 2/15/09	220,000	220,000
8.375% 11/15/08	30,000	30,450
		2,090,738
Industrial Conglomerates - 0.2%
Tyco International Group SA:
6.125% 11/1/08	15,000	14,025
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tyco International Group SA: - continued
yankee:
6.375% 10/15/11	$ 335,000	$ 313,225
6.75% 2/15/11	100,000	94,500
		421,750
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08	60,000	64,800
Cummins, Inc. 9.5% 12/1/10 (e)	80,000	84,800
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	55,000	56,100
		205,700
Marine - 0.1%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	170,000	130,900
10.25% 11/15/06	320,000	201,600
		332,500
Road & Rail - 0.4%
Kansas City Southern Railway Co.:
7.5% 6/15/09	410,000	430,500
9.5% 10/1/08	40,000	43,900
TFM SA de CV yankee 11.75% 6/15/09	710,000	699,350
		1,173,750
TOTAL INDUSTRIALS		5,318,094
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.0%
L-3 Communications Corp.:
7.625% 6/15/12	55,000	56,925
8% 8/1/08	10,000	10,375
8.5% 5/15/08	20,000	20,800
Motorola, Inc. 8% 11/1/11	25,000	25,875
		113,975
Computers & Peripherals - 0.1%
Compaq Computer Corp. 7.65% 8/1/05	40,000	43,724
Hewlett-Packard Co. 6.5% 7/1/12	65,000	72,138
Seagate Technology HDD Holdings 8% 5/15/09 (e)	180,000	183,600
		299,462

	Principal Amount	Value (Note 1)
Electronic Equipment & Instruments - 0.2%
Flextronics International Ltd. yankee 9.875% 7/1/10	$ 260,000	$ 280,800
Sanmina-SCI Corp. 10.375% 1/15/10 (e)	140,000	141,400
		422,200
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp. 10.5% 2/1/09	80,000	86,800
Micron Technology, Inc. 6.5% 9/30/05 (i)	1,000,000	865,000
		951,800
TOTAL INFORMATION TECHNOLOGY		1,787,437
MATERIALS - 1.8%
Chemicals - 0.3%
Compass Minerals Group, Inc. 10% 8/15/11	250,000	273,750
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (e)	120,000	84,000
Huntsman International LLC 9.875% 3/1/09	275,000	281,875
Lyondell Chemical Co.:
9.5% 12/15/08	115,000	104,650
9.625% 5/1/07	115,000	109,538
9.875% 5/1/07	80,000	76,800
11.125% 7/15/12	60,000	58,500
		989,113
Containers & Packaging - 0.7%
BWAY Corp. 10% 10/15/10 (e)	60,000	62,250
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (e)	165,000	169,950
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (e)	145,000	146,813
8.875% 2/15/09	435,000	448,050
Owens-Illinois, Inc.:
7.15% 5/15/05	190,000	183,825
7.5% 5/15/10	70,000	64,575
7.8% 5/15/18	30,000	24,900
7.85% 5/15/04	170,000	166,175
8.1% 5/15/07	150,000	145,500
Packaging Corp. of America 9.625% 4/1/09	175,000	189,000
Riverwood International Corp. 10.625% 8/1/07	275,000	283,250
Sealed Air Corp. 6.95% 5/15/09 (e)	320,000	332,800
		2,217,088
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc. 7.2% 11/15/26	$ 575,000	$ 560,625
Luscar Coal Ltd. 9.75% 10/15/11	200,000	215,000
P&L Coal Holdings Corp. 8.875% 5/15/08	300,000	315,000
Phelps Dodge Corp.:
8.75% 6/1/11	155,000	160,425
9.5% 6/1/31	240,000	243,600
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(e)	230,000	124,200
Steel Dynamics, Inc. 9.5% 3/15/09	35,000	36,750
		1,655,600
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.5% 5/15/06	30,000	28,200
8.125% 5/15/11	100,000	94,000
Norske Skog Canada Ltd. 8.625% 6/15/11	40,000	40,400
Stone Container Corp.:
8.375% 7/1/12	170,000	174,463
9.75% 2/1/11	205,000	219,350
Weyerhaeuser Co. 6.75% 3/15/12	25,000	27,258
		583,671
TOTAL MATERIALS		5,445,472
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.9%
AT&T Corp. 6.5% 3/15/13	95,000	95,297
Citizens Communications Co.:
8.5% 5/15/06	100,000	110,740
8.5% 5/15/06	70,000	77,518
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (c)	555,000	49,950
11.75% 12/15/05 (c)	345,000	31,050
France Telecom SA 9.25% 3/1/11	50,000	57,814
NTL Communications Corp.:
0% 10/1/08 (c)(d)	660,000	59,400
11.5% 10/1/08 (c)	390,000	35,100
NTL, Inc. 0% 4/1/08 (c)(d)	115,000	11,500

	Principal Amount	Value (Note 1)
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	$ 35,000	$ 32,375
Qwest Corp. 8.875% 3/15/12 (e)	310,000	300,700
Rogers Cantel, Inc. yankee 9.375% 6/1/08	170,000	159,800
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	55,000	58,232
Telefonos de Mexico SA de CV 8.25% 1/26/06	100,000	109,500
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	5,000	113
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	185,000	33,300
11.25% 11/1/08 (c)	190,000	34,200
TELUS Corp. yankee 8% 6/1/11	100,000	96,000
Tritel PCS, Inc. 0% 5/15/09 (d)	374,000	349,690
U.S. West Communications:
7.2% 11/1/04	165,000	156,750
7.2% 11/10/26	55,000	42,900
7.25% 9/15/25	60,000	47,700
Verizon New York, Inc.:
6.875% 4/1/12	50,000	56,169
7.375% 4/1/32	25,000	28,909
WorldCom, Inc.:
7.5% 5/15/11 (c)	1,440,000	331,200
8.25% 5/15/31 (c)	435,000	100,050
		2,465,957
Wireless Telecommunication Services - 0.9%
American Tower Corp. 9.375% 2/1/09	190,000	150,100
AT&T Wireless Services, Inc.:
7.875% 3/1/11	25,000	25,125
8.75% 3/1/31	60,000	58,800
Crown Castle International Corp.:
9.5% 8/1/11	35,000	28,175
10.75% 8/1/11	110,000	95,700
Millicom International Cellular SA yankee 13.5% 6/1/06	220,000	105,600
Nextel Communications, Inc.:
0% 2/15/08 (d)	160,000	144,000
9.375% 11/15/09	40,000	36,200
9.5% 2/1/11	35,000	31,500
9.75% 10/31/07	1,125,000	1,029,375
Orange PLC yankee 9% 6/1/09	395,000	414,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Rogers Wireless, Inc. 9.625% 5/1/11	$ 320,000	$ 302,400
TeleCorp PCS, Inc.:
0% 4/15/09 (d)	245,000	229,075
10.625% 7/15/10	88,000	95,480
		2,746,280
TOTAL TELECOMMUNICATION SERVICES		5,212,237
UTILITIES - 2.8%
Electric Utilities - 1.6%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (e)	35,000	22,400
Avon Energy Partners Holdings 6.46% 3/4/08 (e)	130,000	113,100
CMS Energy Corp.:
7.5% 1/15/09	160,000	136,800
8.375% 7/1/03	305,000	297,375
8.9% 7/15/08	30,000	25,500
9.875% 10/15/07	265,000	241,150
Dominion Resources, Inc. 6.25% 6/30/12	35,000	37,023
Duke Capital Corp. 6.75% 2/15/32	5,000	3,913
Edison International 6.875% 9/15/04	390,000	364,650
FirstEnergy Corp. 6.45% 11/15/11	65,000	64,665
Illinois Power Co.:
7.5% 6/15/09	60,000	49,200
11.5% 12/15/10 (e)	140,000	135,100
Israel Electric Corp. Ltd. 7.75% 12/15/27 (e)	30,000	27,147
Nevada Power Co. 10.875% 10/15/09 (e)	90,000	90,000
Oncor Electric Delivery Co.:
7% 9/1/22 (e)	275,000	256,412
7.25% 1/15/33 (e)	125,000	127,688
Pacific Gas & Electric Co.:
6.75% 10/1/23	105,000	96,600
7.05% 3/1/24	55,000	51,150
9.625% 11/1/05 (e)	430,000	421,400
PSI Energy, Inc. 6.65% 6/15/06	75,000	80,547
Public Service Co. of Colorado 7.875% 10/1/12 (e)	25,000	27,907

	Principal Amount	Value (Note 1)
Reliant Energy Resources Corp.:
7.75% 2/15/11	$ 80,000	$ 67,200
8.125% 7/15/05	50,000	46,079
8.125% 7/15/05	410,000	377,851
Sierra Pacific Power Co. 8% 6/1/08	255,000	239,700
Southern California Edison Co.:
7.125% 7/15/25	20,000	18,550
7.25% 3/1/26	50,000	46,375
7.625% 1/15/10	120,000	112,800
8.95% 11/3/03	350,000	346,500
TECO Energy, Inc.:
7% 5/1/12	45,000	37,800
10.5% 12/1/07 (e)	230,000	225,400
Texas Utilities Co. 6.375% 1/1/08	75,000	67,125
TXU Corp. 6.375% 6/15/06	375,000	343,125
		4,598,232
Gas Utilities - 0.5%
CMS Panhandle Holding Co. 6.5% 7/15/09	175,000	168,000
Consolidated Natural Gas Co. 6.85% 4/15/11	25,000	27,908
El Paso Energy Corp.:
6.75% 5/15/09	125,000	86,250
7.375% 12/15/12	10,000	6,700
8.05% 10/15/30	40,000	24,800
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	25,000	28,032
7.3% 8/15/33	50,000	53,603
Noram Energy Corp. 6.5% 2/1/08	75,000	63,000
Northwest Pipeline Corp. 6.625% 12/1/07	80,000	74,400
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	30,000	27,000
8.25% 4/1/10	70,000	67,550
Sempra Energy 7.95% 3/1/10	25,000	28,507
Southern Natural Gas Co.:
7.35% 2/15/31	310,000	258,850
8% 3/1/32	10,000	8,750
Tennessee Gas Pipeline Co.:
6% 12/15/11	10,000	8,400
7% 10/15/28	20,000	15,400
Transcontinental Gas Pipe Line:
6.125% 1/15/05	100,000	93,000
6.25% 1/15/08	215,000	191,350
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Transcontinental Gas Pipe Line: - continued
8.875% 7/15/12 (e)	$ 205,000	$ 205,000
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	40,000	27,800
		1,464,300
Multi-Utilities & Unregulated Power - 0.7%
AES Corp. 9.5% 6/1/09	345,000	207,000
El Paso Corp.:
7% 5/15/11	195,000	132,600
7.875% 6/15/12 (e)	290,000	203,000
Western Resources, Inc.:
6.875% 8/1/04	105,000	96,600
7.875% 5/1/07	395,000	400,925
9.75% 5/1/07	335,000	308,200
Williams Companies, Inc.:
6.625% 11/15/04	140,000	104,300
6.75% 1/15/06	180,000	125,100
7.125% 9/1/11	25,000	16,375
7.125% 9/1/11	615,000	402,825
7.5% 1/15/31	35,000	21,875
7.625% 7/15/19	125,000	78,750
8.125% 3/15/12 (e)	195,000	132,600
		2,230,150
TOTAL UTILITIES		8,292,682
TOTAL NONCONVERTIBLE BONDS		56,404,826
TOTAL CORPORATE BONDS (Cost $63,478,344)		62,071,289
U.S. Government and Government Agency Obligations - 2.1%

U.S. Government Agency Obligations - 0.6%
Fannie Mae:
4.75% 1/2/07	125,000	132,596
5% 1/15/07	686,000	743,593
5.25% 4/15/07	435,000	476,232
6.25% 2/1/11	65,000	72,741
Freddie Mac:
5.75% 1/15/12	150,000	166,905
5.875% 3/21/11	205,000	224,822
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		1,816,889

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 1.5%
U.S. Treasury Bills, yield at date of purchase 1.38% to 1.54% 1/9/03 to 1/30/03 (g)	$ 900,000	$ 899,525
U.S. Treasury Bonds:
6.25% 5/15/30	645,000	771,859
6.625% 2/15/27	50,000	61,770
8% 11/15/21	364,000	507,183
U.S. Treasury Notes:
3.375% 4/30/04	1,275,000	1,309,514
6.5% 2/15/10	620,000	741,093
7% 7/15/06	81,000	93,913
TOTAL U.S. TREASURY OBLIGATIONS		4,384,857
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $6,026,279)		6,201,746
U.S. Government Agency - Mortgage Securities - 2.7%

Fannie Mae - 2.2%
5.5% 1/1/33 (f)	1,000,000	1,020,626
6% 4/1/13 to 1/1/29	608,158	639,210
6% 1/1/33 (f)	1,688,252	1,746,286
6.5% 5/1/17 to 8/1/32	1,940,362	2,028,468
6.5% 1/1/33 (f)	792,049	824,969
7.5% 5/1/24 to 2/1/28	155,241	165,816
TOTAL FANNIE MAE		6,425,375
Freddie Mac - 0.0%
7.5% 8/1/28	42,107	45,061
Government National Mortgage Association - 0.5%
6.5% 8/15/27	330,555	347,823
7% 7/15/28 to 7/15/32	671,706	712,652
7.5% 1/15/26 to 8/15/28	285,725	305,255
8.5% 11/15/30	55,080	59,767
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		1,425,497
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $7,639,890)		7,895,933
Asset-Backed Securities - 0.1%
	Principal Amount	Value (Note 1)
CIT Marine Trust 5.8% 4/15/10	$ 21,451	$ 21,633
DaimlerChrysler Auto Trust 5.16% 1/6/05	130,000	132,050
Ford Credit Auto Owner Trust 5.71% 9/15/05	35,000	36,744
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	125,000	133,965
Sears Credit Account Master Trust II 7.5% 11/15/07	50,000	52,045
UAF Auto Grantor Trust 6.1% 6/15/04 (e)	6,914	6,956
TOTAL ASSET-BACKED SECURITIES (Cost $369,005)		383,393
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 6.7825% 12/29/25 (e)(h)	37,571	17,648
U.S. Government Agency - 0.1%
Fannie Mae:
planned amortization class Series 1999-54 Class PH, 6.5% 11/18/29	100,000	107,018
REMIC planned amortization class Series 1999-57 Class PH, 6.5% 12/25/29	100,000	105,230
TOTAL U.S. GOVERNMENT AGENCY		212,248
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $205,227)		229,896
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	125,695	138,295
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	91,372	99,397
Class B, 7.48% 2/1/08	80,000	90,204

	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	$ 15,000	$ 16,308
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	140,000	146,606
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9992% 4/29/39 (e)(h)	320,000	274,300
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(e)(h)	250,000	0
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (e)	250,000	259,219
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (h)	45,000	43,144
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (e)	100,000	93,469
LTC Commercial Mortgage pass thru certificates:
sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (e)	68,093	68,689
Series 1996-1 Class E, 9.16% 4/15/28	500,000	335,625
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	25,882	26,299
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 11/15/07 (e)	140,000	152,775
Class E2, 7.224% 11/15/07 (e)	100,000	107,688
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,162,214)		1,852,018
Foreign Government and Government Agency Obligations - 0.1%

Chilean Republic:
6.875% 4/28/09	50,000	54,649
7.125% 1/11/12	40,000	45,300
Malaysian Government 7.5% 7/15/11	25,000	28,922
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
Polish Government 6.25% 7/3/12	$ 50,000	$ 55,500
United Mexican States 9.875% 2/1/10	80,000	98,208
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $249,364)		282,579
Floating Rate Loans - 0.2%

FINANCIALS - 0.1%
Diversified Financials - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6.25% 9/30/10 (f)(h)	355,000	287,550
UTILITIES - 0.1%
Electric Utilities - 0.1%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (h)	130,000	137,800
TOTAL FLOATING RATE LOANS (Cost $417,063)		425,350
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	16,481,571	16,481,571
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	134,621	134,621
TOTAL MONEY MARKET FUNDS (Cost $16,616,192)		16,616,192
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $335,233,105)		296,445,042
NET OTHER ASSETS - (0.7)%		(1,998,219)
NET ASSETS - 100%		$ 294,446,823
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
10 S&P 500 Index Contracts	March 2003	$ 2,197,250	$ (68,184)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,878,199 or 2.7% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $173,934.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
U.S. Governments	4.6%
AAA, AA, A	1.1
BBB	2.4
BB	6.5
B	9.8
CCC, CC, C	1.9
Not Rated	0.4
Equities	68.8
Other Investments	0.0
Short-Term and Net Other Assets	4.5
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $486,933,210 and $541,017,307, respectively, of which long-term U.S. government and government agency obligations aggregated $51,928,867 and $52,769,134, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $33,685 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $865,000 or 0.3% of net assets.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $65,872,000 of which $54,731,000 and $11,141,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (including securities loaned of $129,236) (cost $335,233,105) - See accompanying schedule		$ 296,445,042
Cash		130,022
Receivable for investments sold		1,023,110
Receivable for fund shares sold		14,474
Dividends receivable		346,677
Interest receivable		1,535,493
Receivable for daily variation on futures contracts		3,700
Other receivables		52,112
Total assets		299,550,630
Liabilities
Payable for investments purchased Regular delivery	$ 648,891
Delayed delivery	3,853,078
Payable for fund shares redeemed	258,179
Accrued management fee	147,249
Distribution fees payable	1,377
Other payables and accrued expenses	60,412
Collateral on securities loaned, at value	134,621
Total liabilities		5,103,807

Net Assets		$ 294,446,823
Net Assets consist of:
Paid in capital		$ 394,226,327
Undistributed net investment income		11,827,058
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(72,750,525)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(38,856,037)
Net Assets		$ 294,446,823
Initial Class: Net Asset Value, offering price and redemption price per share ($284,298,078 ÷ 27,527,773 shares)		$ 10.33

Service Class: Net Asset Value, offering price and redemption price per share ($6,104,626 ÷ 594,677 shares)		$ 10.27

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,044,119 ÷ 395,931 shares)		$ 10.21

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 3,705,578
Interest		8,544,419
Security lending		12,461
Total income		12,262,458

Expenses
Management fee	$ 2,004,217
Transfer agent fees	245,322
Distribution fees	19,180
Accounting and security lending fees	131,737
Non-interested trustees' compensation	1,251
Custodian fees and expenses	37,950
Audit	34,013
Legal	2,570
Miscellaneous	40,875
Total expenses before reductions	2,517,115
Expense reductions	(134,187)	2,382,928
Net investment income (loss)		9,879,530
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(12,249,739)
Foreign currency transactions	41
Futures contracts	(1,057,809)
Total net realized gain (loss)		(13,307,507)
Change in net unrealized appreciation (depreciation) on: Investment securities	(59,773,307)
Assets and liabilities in foreign currencies	13
Futures contracts	(68,184)
Total change in net unrealized appreciation (depreciation)		(59,841,478)
Net gain (loss)		(73,148,985)
Net increase (decrease) in net assets resulting from operations		$ (63,269,455)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,879,530	$ 11,049,699
Net realized gain (loss)	(13,307,507)	(61,039,175)
Change in net unrealized appreciation (depreciation)	(59,841,478)	12,082,275
Net increase (decrease) in net assets resulting from operations	(63,269,455)	(37,907,201)
Distributions to shareholders from net investment income	(10,416,607)	(13,343,864)
Distributions to shareholders from net realized gain	-	(16,105,049)
Total distributions	(10,416,607)	(29,448,913)
Share transactions - net increase (decrease)	(45,895,376)	(16,320,571)
Total increase (decrease) in net assets	(119,581,438)	(83,676,685)

Net Assets
Beginning of period	414,028,261	497,704,946
End of period (including undistributed net investment income of $11,827,058 and undistributed net investment income of $12,720,942, respectively)	$ 294,446,823	$ 414,028,261
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	2,002,299	59,590	86,311
Reinvested	852,581	19,176	10,444
Redeemed	(7,128,518)	(249,039)	(120,333)
Net increase (decrease)	(4,273,638)	(170,273)	(23,578)
Dollars
Sold	$ 22,203,801	$ 701,545	$ 952,932
Reinvested	10,068,980	225,322	122,305
Redeemed	(76,233,884)	(2,697,681)	(1,238,696)
Net increase (decrease)	$ (43,961,103)	$ (1,770,814)	$ (163,459)
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	2,648,332	86,383	262,678
Reinvested	2,071,741	53,533	15,343
Redeemed	(6,380,641)	(244,489)	(74,696)
Net increase (decrease)	(1,660,568)	(104,573)	203,325
Dollars
Sold	$ 33,703,712	$ 1,109,889	$ 3,373,478
Reinvested	28,507,157	732,326	209,431
Redeemed	(80,043,164)	(3,021,914)	(891,486)
Net increase (decrease)	$ (17,832,295)	$ (1,179,699)	$ 2,691,423

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,068,980	$ 225,322	$ 122,305
From net realized gain	-	-	-
Total	$ 10,068,980	$ 225,322	$ 122,305

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,927,664	$ 322,572	$ 93,628
From net realized gain	15,579,493	409,753	115,803
Total	$ 28,507,157	$ 732,325	$ 209,431

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.56	$ 14.41	$ 18.38	$ 17.03	$ 16.36
Income from Investment Operations
Net investment income (loss) C	.32	.32	.42	.40	.41
Net realized and unrealized gain (loss)	(2.23)	(1.31)	(2.52)	2.04	2.19
Total from investment operations	(1.91)	(.99)	(2.10)	2.44	2.60
Distributions from net investment income	(.32)	(.39)	(.37)	(.41)	(.34)
Distributions from net realized gain	-	(.47)	(1.50)	(.68)	(1.59)
Total distributions	(.32)	(.86)	(1.87)	(1.09)	(1.93)
Net asset value, end of period	$ 10.33	$ 12.56	$ 14.41	$ 18.38	$ 17.03
Total Return A,B	(15.53)%	(7.39)%	(12.47)%	15.26%	17.57%
Ratios to Average Net Assets D
Expenses before expense reductions	.73%	.73%	.69%	.71%	.73%
Expenses net of voluntary waivers, if any	.73%	.73%	.69%	.71%	.73%
Expenses net of all reductions	.69%	.72%	.68%	.70%	.72%
Net investment income (loss)	2.88%	2.55%	2.61%	2.38%	2.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 284,298	$ 399,273	$ 482,165	$ 580,555	$ 528,874
Portfolio turnover rate	149%	111%	147%	92%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.47	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Income from Investment Operations
Net investment income (loss) C	.30	.31	.40	.38	.40
Net realized and unrealized gain (loss)	(2.20)	(1.32)	(2.50)	2.03	2.14
Total from investment operations	(1.90)	(1.01)	(2.10)	2.41	2.54
Distributions from net investment income	(.30)	(.37)	(.36)	(.41)	(.34)
Distributions from net realized gain	-	(.47)	(1.50)	(.68)	(1.59)
Total distributions	(.30)	(.84)	(1.86)	(1.09)	(1.93)
Net asset value, end of period	$ 10.27	$ 12.47	$ 14.32	$ 18.28	$ 16.96
Total Return A,B	(15.54)%	(7.57)%	(12.54)%	15.13%	17.18%
Ratios to Average Net Assets D
Expenses before expense reductions	.84%	.83%	.80%	.82%	.89%
Expenses net of voluntary waivers, if any	.84%	.83%	.80%	.82%	.89%
Expenses net of all reductions	.80%	.82%	.79%	.81%	.88%
Net investment income (loss)	2.77%	2.44%	2.50%	2.27%	2.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,105	$ 9,542	$ 12,449	$ 10,825	$ 3,165
Portfolio turnover rate	149%	111%	147%	92%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income (loss) E	.28	.28	.34
Net realized and unrealized gain (loss)	(2.21)	(1.30)	(1.96)
Total from investment operations	(1.93)	(1.02)	(1.62)
Distributions from net investment income	(.29)	(.38)	(.36)
Distributions from net realized gain	-	(.47)	(1.50)
Total distributions	(.29)	(.85)	(1.86)
Net asset value, end of period	$ 10.21	$ 12.43	$ 14.30
Total Return B,C,D	(15.83)%	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.03%	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.03%	1.00%	.97% A
Expenses net of all reductions	.99%	.99%	.95% A
Net investment income (loss)	2.58%	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,044	$ 5,213	$ 3,091
Portfolio turnover rate	149%	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Service Class 2	-8.93%	0.88%	6.06%
Fidelity Balanced 60/40 Composite	-9.82%	3.10%	10.03%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
Variable Annuity Balanced Funds Average	-10.17%	1.92%	n/a*

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 SM  Index and the Lehman Brothers® Aggregate Bond Index. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Service Class 2 on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Balanced 60/40 Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Louis Salemy (right), Lead Portfolio Manager of Balanced Portfolio, and Ford O'Neil (left), manager for fixed-income investments

Q. How did the fund perform, Louis?

L.S. For the year ending December 31, 2002, the fund outperformed both the Fidelity Balanced 60/40 Composite Index and the Lipper Inc. variable annuity balanced funds average, which fell 9.82% and 10.17%, respectively.

Q. What allowed the fund to beat its benchmarks?

L.S. Favoring stronger-performing fixed-income securities - including bonds and cash - rather than stocks was helpful in a weak equity market, though within equities we benefited from maintaining very little exposure to the downturn in technology stocks. I sharply reduced the tech weighting after taking over the fund in February and never looked back. To me, the earnings expectations and valuations of tech firms were still too high, given a backdrop of weak capital spending and no major breakthrough technologies to drive another growth wave. While such prominent hardware names as Intel and IBM rallied with the rest of the sector during the fourth quarter, not owning them for the year was quite positive overall versus the index. At the same time, we got a boost from overweighting Microsoft, which benefited as one of the few large-cap tech companies whose earnings didn't disappoint. Also key was avoiding other groups plagued by overcapacity, such as utilities, as well as owning the right telecommunication services stocks - namely wireless provider Nextel.

Q. What else helped performance within equities?

L.S. It was tough finding many solid companies that were attractively priced and had good sustainable earnings growth. That said, I held more-concentrated positions in a mix of both cyclical and stable-growth stocks that I felt could help us do well in any economic environment. On the cyclical side, I avoided poor-performing traditional value names and instead used price declines to become more aggressive in such brokerage houses as Morgan Stanley and Merrill Lynch, which stood to benefit from an economic recovery. While we were early with these stocks, as capital markets activity remained anemic, they still held up relatively well due to improved profit margins and earnings power. The stable-growth part of the fund also contributed. We benefited in consumer discretionary by owning good growth stories in media, including advertising company Omnicom Group and satellite TV provider EchoStar Communications.

Q. What holdings hurt performance?

L.S. One part of my cyclical strategy that hurt performance was the fund's holdings in regional Bell operating company BellSouth, which suffered despite the solid management of its business during the economic downturn. We also owned some stocks and high-yield bonds of companies that suffered from corporate scandals and credit-quality downgrades. Our stake in biotechnology firm Amgen dampened results in the health care sector, while having too few regional banks dragged on the performance of our financial holdings. Finally, Home Depot was a big detractor on the retailing front.

Q. Turning to you, Ford, how did the fund's investment-grade holdings fare?

F.O. Bonds generally fared well amid a favorable interest rate environment, spurred by sluggish economic growth, lackluster corporate profitability and slumping stock prices. Against that backdrop, the subportfolio had solid absolute returns and beat its index, largely due to good sector and security selection. We focused on high-quality mortgage securities that were less vulnerable to prepayment activity, which sheltered us from two massive refinancing waves, and whose higher yields helped offset the sharp rally in government bonds. We also did fairly well in corporate bonds, even though as a sector they lagged the broader bond market. While our bias toward this sector hurt slightly overall, solid credit analysis and diversification helped us sidestep several prominent issuers that were downgraded. We also benefited late in the period when our corporates rallied strongly.

Q. What's your outlook, Louis?

L.S. I'm still cautious, as valuations in several industries are now less attractive following the recent run-up in the market. The ability of many companies - particularly within technology and health care - to grow their earnings going forward also remains a challenge. Paralysis in the capital markets has cast a pall over the entire economy, making it difficult for many firms to refinance and pay down debt, or even fund their businesses. We'll need to see some improvement here before the economy can begin growing again. Until then, I'll try to manage the fund for any economic environment through a balance of growth cyclicals and "Steady Eddies" that I feel can consistently increase their earnings power over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks both income and growth of capital

Start date: January 3, 1995

Size: as of December 31, 2002, more than $273 million

Manager: Louis Salemy, since 2002, and Ford O'Neil, since 2001; Louis Salemy joined Fidelity in 1992; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	3.0
Omnicom Group, Inc.	2.9
Morgan Stanley	2.8
Merrill Lynch & Co., Inc.	2.6
BellSouth Corp.	2.6
13.9
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	19.3
Consumer Discretionary	14.8
Consumer Staples	7.6
Telecommunication Services	6.1
Industrials	5.3
Asset Allocation as of December 31, 2002
% of fund's net assets*
Stocks	49.3%
Bonds	39.5%
Short-Term Investments and Net Other Assets	11.0%
Other Investments	0.2%
* Foreign investments	3.9%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 49.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.6%
Media - 6.6%
AOL Time Warner, Inc. (a)	12	$ 157
Comcast Corp. Class A (special) (a)	56,500	1,276,335
E.W. Scripps Co. Class A	39,200	3,016,440
EchoStar Communications Corp. Class A (a)	185,100	4,120,326
Omnicom Group, Inc.	123,900	8,003,940
Pegasus Communications Corp. Class A (a)	256,000	335,360
Walt Disney Co.	89,400	1,458,114
		18,210,672
Multiline Retail - 3.4%
Kohl's Corp. (a)	60,000	3,357,000
Wal-Mart Stores, Inc.	120,500	6,086,455
		9,443,455
Specialty Retail - 1.1%
Hollywood Entertainment Corp. (a)	93,300	1,408,830
Home Depot, Inc.	63,550	1,522,658
		2,931,488
Textiles Apparel & Luxury Goods - 0.5%
Liz Claiborne, Inc.	42,400	1,257,160
TOTAL CONSUMER DISCRETIONARY		31,842,775
CONSUMER STAPLES - 7.0%
Beverages - 0.6%
The Coca-Cola Co.	36,600	1,603,812
Food & Drug Retailing - 0.6%
Walgreen Co.	55,800	1,628,802
Food Products - 0.7%
McCormick & Co., Inc. (non-vtg.)	62,400	1,447,680
Unilever PLC sponsored ADR	10,400	397,800
		1,845,480
Household Products - 1.5%
Colgate-Palmolive Co.	41,200	2,160,116
Kimberly-Clark Corp.	40,100	1,903,547
		4,063,663
Personal Products - 3.0%
Gillette Co.	272,700	8,279,172
Tobacco - 0.6%
Philip Morris Companies, Inc.	40,250	1,631,333
TOTAL CONSUMER STAPLES		19,052,262
ENERGY - 1.6%
Oil & Gas - 1.6%
Exxon Mobil Corp.	127,732	4,462,956

	Shares	Value (Note 1)
FINANCIALS - 13.6%
Banks - 2.8%
Bank One Corp.	30,500	$ 1,114,775
Wells Fargo & Co.	138,900	6,510,243
		7,625,018
Diversified Financials - 8.6%
Fannie Mae	41,200	2,650,396
Freddie Mac	89,400	5,279,070
Goldman Sachs Group, Inc.	10,400	708,240
Merrill Lynch & Co., Inc.	190,600	7,233,270
Morgan Stanley	194,600	7,768,432
		23,639,408
Insurance - 2.2%
Allstate Corp.	37,900	1,401,921
American International Group, Inc.	60,050	3,473,893
PartnerRe Ltd.	19,200	994,944
		5,870,758
TOTAL FINANCIALS		37,135,184
HEALTH CARE - 3.5%
Biotechnology - 1.0%
Amgen, Inc. (a)	58,500	2,827,890
Health Care Equipment & Supplies - 0.6%
Medtronic, Inc.	33,200	1,513,920
Pharmaceuticals - 1.9%
Allergan, Inc.	21,600	1,244,592
Bristol-Myers Squibb Co.	18,900	437,535
Pfizer, Inc.	112,400	3,436,068
		5,118,195
TOTAL HEALTH CARE		9,460,005
INDUSTRIALS - 4.3%
Aerospace & Defense - 1.1%
Lockheed Martin Corp.	19,500	1,126,125
Northrop Grumman Corp.	13,900	1,348,300
United Technologies Corp.	10,200	631,788
		3,106,213
Airlines - 0.2%
Mesaba Holdings, Inc. (a)	2,493	15,257
Southwest Airlines Co.	31,200	433,680
		448,937
Building Products - 0.4%
American Standard Companies, Inc. (a)	13,700	974,618
Commercial Services & Supplies - 0.9%
Avery Dennison Corp.	11,600	708,528
First Data Corp.	51,200	1,812,992
		2,521,520
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 1.7%
General Electric Co.	195,900	$ 4,770,165
TOTAL INDUSTRIALS		11,821,453
INFORMATION TECHNOLOGY - 3.2%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	156,000	2,043,600
Nokia Corp. sponsored ADR	4,200	65,100
		2,108,700
Computers & Peripherals - 0.0%
Lexmark International, Inc. Class A (a)	2,100	127,050
Software - 2.4%
Microsoft Corp. (a)	128,400	6,638,280
TOTAL INFORMATION TECHNOLOGY		8,874,030
MATERIALS - 0.0%
Chemicals - 0.0%
Praxair, Inc.	400	23,108
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.2%
BellSouth Corp.	272,800	7,057,336
SBC Communications, Inc.	71,570	1,940,263
Verizon Communications, Inc.	63,000	2,441,250
		11,438,849
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	67,200	776,160
TOTAL TELECOMMUNICATION SERVICES		12,215,009
TOTAL COMMON STOCKS (Cost $142,173,127)		134,886,782
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (f)	158	119

	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	40	$ 3,720
Granite Broadcasting Corp. $127.50 pay-in-kind	100	52,000
		55,720
TOTAL PREFERRED STOCKS (Cost $60,591)		55,839
Corporate Bonds - 16.2%
	Principal Amount
Convertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
EchoStar Communications Corp. 5.75% 5/15/08	$ 110,000	100,100
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. liquid yield option note 0% 8/1/20	410,000	188,088
Sanmina-SCI Corp.:
0% 9/12/20	300,000	122,250
4.25% 5/1/04	100,000	95,880
Solectron Corp. liquid yield option note 0% 5/8/20	9,000	5,513
		411,731
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	200,000	143,760
TOTAL CONVERTIBLE BONDS		655,591
Nonconvertible Bonds - 16.0%
CONSUMER DISCRETIONARY - 3.2%
Auto Components - 0.1%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	150,000	166,760
Dana Corp. 6.25% 3/1/04	50,000	50,000
Dura Operating Corp. 8.625% 4/15/12	115,000	116,150
Navistar International Corp. 8% 2/1/08	50,000	41,500
		374,410
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - 0.5%
Alliance Gaming Corp. 10% 8/1/07	$ 100,000	$ 104,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	120,000	105,000
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	110,000	117,425
Extended Stay America, Inc. 9.875% 6/15/11	35,000	35,438
Friendly Ice Cream Corp. 10.5% 12/1/07	140,000	137,900
Herbst Gaming, Inc. 10.75% 9/1/08	80,000	83,600
La Quinta Inns, Inc. 7.25% 3/15/04	120,000	120,000
Penn National Gaming, Inc.:
8.875% 3/15/10	25,000	25,500
11.125% 3/1/08	120,000	130,800
Premier Parks, Inc. 0% 4/1/08 (d)	30,000	28,650
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (f)	165,000	172,838
Wheeling Island Gaming, Inc. 10.125% 12/15/09	100,000	100,250
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	40,000	40,200
		1,201,601
Household Durables - 0.3%
American Greetings Corp. 11.75% 7/15/08	150,000	165,000
Beazer Homes USA, Inc.:
8.375% 4/15/12	20,000	20,600
8.875% 4/1/08	150,000	155,250
D.R. Horton, Inc.:
8% 2/1/09	75,000	75,000
8.5% 4/15/12	20,000	20,200
10.5% 4/1/05	100,000	106,000
Juno Lighting, Inc. 11.875% 7/1/09	30,000	29,850
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	25,000	24,125
Kaufman & Broad Home Corp. 7.75% 10/15/04	150,000	153,375
Ryland Group, Inc. 9.125% 6/15/11	135,000	143,100
		892,500
Internet & Catalog Retail - 0.0%
J. Crew Operating Corp. 10.375% 10/15/07	120,000	100,800

	Principal Amount	Value (Note 1)
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	$ 200,000	$ 193,000
The Hockey Co. 11.25% 4/15/09	100,000	102,000
		295,000
Media - 1.8%
Allbritton Communications Co. 7.75% 12/15/12 (f)	70,000	70,000
AMC Entertainment, Inc.:
9.5% 3/15/09	60,000	59,100
9.875% 2/1/12	40,000	39,400
American Media Operations, Inc. 10.25% 5/1/09	80,000	82,600
AOL Time Warner, Inc. 7.7% 5/1/32	105,000	109,277
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	650,000	702,000
Cinemark USA, Inc. 9.625% 8/1/08	220,000	220,000
Continental Cablevision, Inc.:
8.3% 5/15/06	115,000	124,578
8.875% 9/15/05	40,000	44,258
9% 9/1/08	200,000	228,030
Corus Entertainment, Inc. 8.75% 3/1/12	240,000	254,400
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (f)	60,000	64,200
EchoStar DBS Corp.:
9.25% 2/1/06	20,000	20,600
10.375% 10/1/07	480,000	513,600
Granite Broadcasting Corp.:
8.875% 5/15/08	10,000	8,150
10.375% 5/15/05	10,000	8,600
Insight Communications, Inc. 0% 2/15/11 (d)	35,000	18,900
Lamar Media Corp. 7.25% 1/1/13 (f)	30,000	30,375
LBI Media, Inc. 10.125% 7/15/12 (f)	230,000	240,350
Lenfest Communications, Inc.:
7.625% 2/15/08	35,000	36,050
10.5% 6/15/06	20,000	21,050
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	30,000	27,000
News America Holdings, Inc.:
7.375% 10/17/08	500,000	550,323
7.75% 12/1/45	200,000	196,556
Nextmedia Operating, Inc. 10.75% 7/1/11	270,000	283,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
PanAmSat Corp. 8.5% 2/1/12	$ 10,000	$ 9,700
Radio One, Inc. 8.875% 7/1/11	225,000	241,313
Sinclair Broadcast Group, Inc. 8% 3/15/12 (f)	30,000	31,200
Time Warner, Inc. 8.18% 8/15/07	410,000	450,073
Yell Finance BV 0% 8/1/11 (d)	130,000	91,650
		4,776,833
Specialty Retail - 0.2%
AutoNation, Inc. 9% 8/1/08	40,000	40,800
Gap, Inc.:
6.9% 9/15/07	100,000	98,500
9.9% 12/15/05	45,000	47,250
10.55% 12/15/08	15,000	16,425
Hollywood Entertainment Corp.:
9.625% 3/15/11	30,000	30,300
10.625% 8/15/04	70,000	70,700
United Auto Group, Inc. 9.625% 3/15/12 (f)	150,000	145,500
		449,475
Textiles Apparel & Luxury Goods - 0.2%
Levi Strauss & Co.:
7% 11/1/06	80,000	69,600
11.625% 1/15/08	50,000	48,750
12.25% 12/15/12 (f)	120,000	118,200
The William Carter Co. 10.875% 8/15/11	200,000	218,000
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	120,000	119,100
		573,650
TOTAL CONSUMER DISCRETIONARY		8,664,269
CONSUMER STAPLES - 0.6%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	140,000	146,300
Food & Drug Retailing - 0.2%
Fred Meyer, Inc. 7.375% 3/1/05	195,000	211,669
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	20,000	14,450
9.125% 12/15/11	40,000	29,300

	Principal Amount	Value (Note 1)
Rite Aid Corp.:
7.125% 1/15/07	$ 15,000	$ 12,450
11.25% 7/1/08	25,000	22,500
12.5% 9/15/06	145,000	150,800
		441,169
Food Products - 0.2%
Corn Products International, Inc. 8.25% 7/15/07	175,000	175,875
Del Monte Corp. 9.25% 5/15/11	145,000	150,800
Dole Food Co., Inc.:
6.375% 10/1/05	20,000	21,000
7.25% 5/1/09	85,000	81,600
		429,275
Household Products - 0.0%
Fort James Corp.:
6.625% 9/15/04	35,000	33,950
6.875% 9/15/07	20,000	18,800
		52,750
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	500,000	545,900
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	125,000	130,416
		676,316
TOTAL CONSUMER STAPLES		1,745,810
ENERGY - 0.4%
Energy Equipment & Services - 0.0%
DI Industries, Inc. 8.875% 7/1/07	45,000	46,125
Grant Prideco, Inc. 9% 12/15/09 (f)	20,000	20,900
		67,025
Oil & Gas - 0.4%
Chesapeake Energy Corp. 7.75% 1/15/15 (f)	60,000	59,700
Nuevo Energy Co.:
9.375% 10/1/10	20,000	20,400
9.5% 6/1/08	25,000	25,750
Pemex Project Funding Master Trust 7.875% 2/1/09 (f)	180,000	193,500
Plains Exploration & Production Co. LP 8.75% 7/1/12 (f)	60,000	62,100
Teekay Shipping Corp. 8.875% 7/15/11	200,000	205,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
The Coastal Corp.:
6.5% 5/15/06	$ 30,000	$ 24,300
6.95% 6/1/28	45,000	28,800
7.5% 8/15/06	20,000	16,400
7.75% 6/15/10	55,000	43,175
7.75% 10/15/35	100,000	66,000
Vintage Petroleum, Inc. 8.25% 5/1/12	130,000	134,550
Western Oil Sands, Inc. 8.375% 5/1/12	225,000	221,625
		1,101,300
TOTAL ENERGY		1,168,325
FINANCIALS - 5.5%
Banks - 1.2%
BankAmerica Corp. 5.875% 2/15/09	500,000	548,656
BankBoston Corp. 6.625% 2/1/04	60,000	62,522
Capital One Bank 6.5% 7/30/04	250,000	244,498
First Union Corp. 7.55% 8/18/05	510,000	574,628
Fleet Financial Group, Inc. 7.125% 4/15/06	140,000	155,072
FleetBoston Financial Corp. 7.25% 9/15/05	275,000	304,501
Korea Development Bank 7.375% 9/17/04	160,000	173,103
MBNA Corp.:
6.25% 1/17/07	120,000	125,268
6.34% 6/2/03	100,000	101,630
7.5% 3/15/12	175,000	188,140
PNC Funding Corp. 5.75% 8/1/06	155,000	165,920
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	145,000	167,826
8.817% 3/31/49	120,000	134,683
Sovereign Bancorp, Inc. 10.5% 11/15/06	80,000	89,200
Washington Mutual, Inc. 5.625% 1/15/07	250,000	267,536
Western Financial Bank 9.625% 5/15/12	25,000	24,250
		3,327,433
Diversified Financials - 3.6%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	150,000	164,436

	Principal Amount	Value (Note 1)
Alliance Capital Management LP 5.625% 8/15/06	$ 150,000	$ 157,902
American General Finance Corp. 5.875% 7/14/06	500,000	538,228
Amvescap PLC yankee 6.6% 5/15/05	100,000	107,938
Associates Corp. of North America 6% 7/15/05	250,000	269,639
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	120,000	124,500
Capital One Financial Corp.:
7.125% 8/1/08	160,000	148,175
7.25% 12/1/03	120,000	118,800
8.75% 2/1/07	30,000	28,200
CIT Group, Inc. 7.75% 4/2/12	125,000	140,394
Citigroup, Inc. 5.625% 8/27/12	125,000	131,435
CMS Energy X-TRAS pass thru trust I 7% 1/15/05	50,000	43,500
Countrywide Home Loans, Inc. 5.5% 8/1/06	170,000	180,762
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	170,000	182,066
6.5% 1/15/12	30,000	32,063
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	45,000	44,953
7.779% 1/2/12	250,000	195,000
7.92% 5/18/12	50,000	41,694
Deutsche Telekom International Finance BV:
8.25% 6/15/05	250,000	273,352
8.75% 6/15/30	200,000	231,030
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	25,000	23,000
10.625% 12/1/12 (f)	30,000	30,750
Ford Motor Credit Co.:
6.875% 2/1/06	150,000	150,263
7.375% 10/28/09	450,000	445,888
General Electric Capital Corp. 6% 6/15/12	275,000	296,911
General Motors Acceptance Corp. 7.5% 7/15/05	500,000	526,543
Goldman Sachs Group, Inc. 6.6% 1/15/12	310,000	342,548
Household Finance Corp.:
6.375% 10/15/11	260,000	271,832
6.5% 1/24/06	75,000	79,869
7% 5/15/12	40,000	43,812
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	$ 200,000	$ 245,984
ING Capital Funding Trust III 8.439% 12/31/10	150,000	174,425
IOS Capital, Inc. 9.75% 6/15/04	75,000	76,500
J.P. Morgan Chase & Co. 5.35% 3/1/07	200,000	211,560
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	100,000	109,334
6.625% 1/18/12	100,000	110,683
Limestone Electron Trust/Limestone Electron, Inc. 8.625% 3/15/03 (f)	120,000	114,600
Merrill Lynch & Co., Inc.:
4% 11/15/07	150,000	151,531
6.15% 1/26/06	150,000	162,285
Millennium America, Inc. 9.25% 6/15/08	40,000	41,800
Morgan Stanley 6.6% 4/1/12	160,000	177,331
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	140,000	147,153
NiSource Finance Corp.:
7.625% 11/15/05	200,000	208,892
7.875% 11/15/10	195,000	214,310
Petronas Capital Ltd. 7% 5/22/12 (f)	385,000	423,259
Popular North America, Inc. 6.125% 10/15/06	220,000	238,050
Qwest Capital Funding, Inc.:
5.875% 8/3/04	110,000	94,600
7% 8/3/09	25,000	16,750
7.25% 2/15/11	75,000	49,500
7.75% 8/15/06	75,000	54,000
Qwest Services Corp. 14% 12/15/14 (f)	81,000	86,670
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (f)	40,000	42,800
10.875% 12/15/12 (f)	50,000	54,500
Sprint Capital Corp. 6.875% 11/15/28	295,000	237,475
Stone Container Finance Co. yankee 11.5% 8/15/06 (f)	370,000	397,750

	Principal Amount	Value (Note 1)
TCI Communications Financing III 9.65% 3/31/27	$ 180,000	$ 165,630
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	160,000	15,200
U.S. West Capital Funding, Inc. 6.375% 7/15/08	45,000	28,800
Verizon Wireless Capital LLC 5.375% 12/15/06	250,000	261,172
Xerox Capital (Europe) PLC 5.875% 5/15/04	75,000	71,625
Xerox Credit Corp. 6.1% 12/16/03	30,000	29,100
		9,778,752
Insurance - 0.1%
MetLife, Inc. 5.375% 12/15/12	45,000	46,485
Principal Life Global Funding I:
5.125% 6/28/07 (f)	100,000	105,405
6.25% 2/15/12 (f)	85,000	90,099
		241,989
Real Estate - 0.6%
Boston Properties, Inc. 6.25% 1/15/13 (f)	125,000	126,925
BRE Properties, Inc. 5.95% 3/15/07	250,000	263,430
Cabot Industrial Property LP 7.125% 5/1/04	15,000	15,597
CenterPoint Properties Trust 6.75% 4/1/05	100,000	107,618
Duke Realty LP 7.3% 6/30/03	500,000	511,847
EOP Operating LP 6.625% 2/15/05	200,000	212,027
ERP Operating LP 7.1% 6/23/04	200,000	211,570
Meditrust Corp. 7.82% 9/10/26	155,000	155,000
ProLogis Trust 6.7% 4/15/04	55,000	57,295
Senior Housing Properties Trust 8.625% 1/15/12	80,000	78,800
		1,740,109
TOTAL FINANCIALS		15,088,283
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.3%
Alderwoods Group, Inc. 11% 1/2/07	132,000	131,670
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	235,000	244,400
HCA, Inc. 7.125% 6/1/06	180,000	188,100
PacifiCare Health Systems, Inc. 10.75% 6/1/09	145,000	154,788
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp. 5.375% 11/15/06	$ 50,000	$ 45,500
Triad Hospitals, Inc. 8.75% 5/1/09	145,000	155,150
		919,608
Pharmaceuticals - 0.1%
aaiPharma, Inc. 11% 4/1/10	265,000	265,000
TOTAL HEALTH CARE		1,184,608
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	500,000	561,763
Building Products - 0.0%
Nortek, Inc.:
9.125% 9/1/07	10,000	10,100
9.25% 3/15/07	20,000	20,400
		30,500
Commercial Services & Supplies - 0.2%
Allied Waste North America, Inc.:
7.625% 1/1/06	30,000	30,000
9.25% 9/1/12 (f)	60,000	60,600
10% 8/1/09	20,000	20,000
Iron Mountain, Inc.:
8.625% 4/1/13	100,000	104,500
8.75% 9/30/09	170,000	175,525
National Waterworks, Inc. 10.5% 12/1/12 (f)	40,000	41,700
		432,325
Industrial Conglomerates - 0.4%
Tyco International Group SA:
6.125% 11/1/08	15,000	14,025
yankee:
5.8% 8/1/06	210,000	198,450
5.875% 11/1/04	75,000	72,750
6.25% 6/15/13	65,000	64,188
6.375% 6/15/05	45,000	43,650
6.375% 2/15/06	80,000	77,600
6.375% 10/15/11	215,000	201,025
6.75% 2/15/11	400,000	378,000
6.875% 1/15/29	20,000	17,600
		1,067,288

	Principal Amount	Value (Note 1)
Machinery - 0.2%
Cummins, Inc.:
5.65% 3/1/98	$ 60,000	$ 35,400
9.5% 12/1/10 (f)	40,000	42,400
Dresser, Inc. 9.375% 4/15/11	15,000	15,150
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	170,000	173,400
Terex Corp. 9.25% 7/15/11	150,000	136,500
TriMas Corp. 9.875% 6/15/12 (f)	50,000	49,500
		452,350
Road & Rail - 0.0%
TFM SA de CV 12.5% 6/15/12 (f)	70,000	70,525
TOTAL INDUSTRIALS		2,614,751
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11	110,000	113,850
Computers & Peripherals - 0.1%
Hewlett-Packard Co. 6.5% 7/1/12	270,000	299,648
Seagate Technology HDD Holdings 8% 5/15/09 (f)	85,000	86,700
		386,348
Electronic Equipment & Instruments - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	170,000	180,200
Flextronics International Ltd. yankee:
8.75% 10/15/07	110,000	113,025
9.875% 7/1/10	130,000	140,400
Ingram Micro, Inc. 9.875% 8/15/08	15,000	15,825
PerkinElmer, Inc. 8.875% 1/15/13 (f)	70,000	69,300
Solectron Corp. 7.375% 3/1/06	115,000	107,525
		626,275
Office Electronics - 0.1%
Xerox Corp.:
5.25% 12/15/03	40,000	38,600
5.5% 11/15/03	55,000	53,625
7.15% 8/1/04	15,000	14,400
9.75% 1/15/09 (f)	70,000	67,550
		174,175
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp. 10.375% 10/1/07	165,000	174,075
TOTAL INFORMATION TECHNOLOGY		1,474,723
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - 0.9%
Chemicals - 0.1%
FMC Corp. 10.25% 11/1/09 (f)	$ 70,000	$ 75,950
Huntsman International LLC 9.875% 3/1/09	40,000	41,000
Lyondell Chemical Co. 9.875% 5/1/07	70,000	67,200
Methanex Corp. yankee 7.75% 8/15/05	205,000	207,050
		391,200
Containers & Packaging - 0.4%
Ball Corp. 6.875% 12/15/12 (f)	70,000	70,350
BWAY Corp. 10% 10/15/10 (f)	30,000	31,125
Crown Cork & Seal, Inc.:
7.375% 12/15/26	45,000	30,150
8% 4/15/23	70,000	49,000
8.375% 1/15/05	30,000	27,000
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (f)	65,000	66,950
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (f)	90,000	91,125
8.875% 2/15/09	185,000	190,550
Owens-Illinois, Inc.:
7.15% 5/15/05	45,000	43,538
7.35% 5/15/08	190,000	175,750
7.8% 5/15/18	30,000	24,900
Riverwood International Corp.:
10.625% 8/1/07	150,000	154,500
10.625% 8/1/07	80,000	82,800
		1,037,738
Metals & Mining - 0.2%
Better Minerals & Aggregates Co. 13% 9/15/09	110,000	48,400
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	225,000	207,000
P&L Coal Holdings Corp. 9.625% 5/15/08	109,000	115,186
Phelps Dodge Corp. 8.75% 6/1/11	240,000	248,400
		618,986
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.375% 12/1/25	20,000	15,600
7.5% 5/15/06	185,000	173,900

	Principal Amount	Value (Note 1)
8.125% 5/15/11	$ 160,000	$ 150,400
Weyerhaeuser Co. 6.75% 3/15/12	100,000	109,034
		448,934
TOTAL MATERIALS		2,496,858
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.1%
AT&T Corp. 6.5% 3/15/13	360,000	361,126
Citizens Communications Co. 8.5% 5/15/06	165,000	182,720
France Telecom SA 9.25% 3/1/11	250,000	289,068
Qwest Corp. 8.875% 3/15/12 (f)	185,000	179,450
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	30,000	25,200
9.375% 6/1/08	35,000	32,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	120,000	127,053
Telefonos de Mexico SA de CV 8.25% 1/26/06	450,000	492,750
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	136,000	3,060
TELUS Corp. yankee 7.5% 6/1/07	610,000	591,700
Tritel PCS, Inc. 10.375% 1/15/11	115,000	123,625
Triton PCS, Inc. 9.375% 2/1/11	220,000	180,400
U.S. West Communications 7.2% 11/1/04	95,000	90,250
Verizon New York, Inc.:
6.875% 4/1/12	200,000	224,678
7.375% 4/1/32	95,000	109,856
		3,013,836
Wireless Telecommunication Services - 0.4%
American Tower Corp. 9.375% 2/1/09	65,000	51,350
AT&T Wireless Services, Inc.:
7.875% 3/1/11	125,000	125,625
8.75% 3/1/31	290,000	284,200
Cingular Wireless LLC 5.625% 12/15/06	100,000	105,136
Crown Castle International Corp.:
9.375% 8/1/11	15,000	12,300
9.5% 8/1/11	155,000	124,775
10.75% 8/1/11	35,000	30,450
Dobson Communications Corp. 10.875% 7/1/10	20,000	17,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.:
0% 2/15/08 (d)	$ 65,000	$ 58,500
9.5% 2/1/11	30,000	27,000
9.75% 10/31/07	230,000	210,450
Nextel Partners, Inc. 0% 2/1/09 (d)	85,000	61,200
Rogers Wireless, Inc. 9.625% 5/1/11	50,000	47,250
VoiceStream Wireless Corp. 0% 11/15/09 (d)	40,000	33,800
		1,189,036
TOTAL TELECOMMUNICATION SERVICES		4,202,872
UTILITIES - 1.9%
Electric Utilities - 1.1%
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	40,000	25,000
8.5% 4/15/12 (f)	115,000	73,600
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	300,000	261,000
CMS Energy Corp.:
8.375% 7/1/03	120,000	117,000
8.5% 4/15/11	30,000	26,100
Detroit Edison Co. 6.125% 10/1/10	165,000	181,740
Dominion Resources, Inc. 6.25% 6/30/12	160,000	169,248
FirstEnergy Corp. 6.45% 11/15/11	145,000	144,252
Illinois Power Co.:
7.5% 6/15/09	150,000	123,000
11.5% 12/15/10 (f)	90,000	86,850
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	130,000	117,636
Nevada Power Co. 10.875% 10/15/09 (f)	60,000	60,000
Niagara Mohawk Power Corp. 8.875% 5/15/07	75,000	88,765
Oncor Electric Delivery Co.:
7% 9/1/22 (f)	80,000	74,592
7.25% 1/15/33 (f)	400,000	408,600
Pacific Gas & Electric Co.:
6.25% 8/1/03	160,000	158,400
6.25% 3/1/04	60,000	59,100
Public Service Co. of Colorado 7.875% 10/1/12 (f)	115,000	128,374

	Principal Amount	Value (Note 1)
Reliant Energy Resources Corp. 8.125% 7/15/05	$ 275,000	$ 253,436
Southern California Edison Co. 8.95% 11/3/03	250,000	247,500
TECO Energy, Inc.:
7% 5/1/12	195,000	163,800
10.5% 12/1/07 (f)	50,000	49,000
TXU Corp. 6.375% 6/15/06	80,000	73,200
		3,090,193
Gas Utilities - 0.5%
ANR Pipeline, Inc. 9.625% 11/1/21	25,000	25,000
CMS Panhandle Holding Co. 6.125% 3/15/04	35,000	34,650
Consolidated Natural Gas Co. 6.85% 4/15/11	70,000	78,142
El Paso Energy Corp.:
7.375% 12/15/12	5,000	3,350
7.75% 1/15/32	35,000	21,700
8.05% 10/15/30	20,000	12,400
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	100,000	112,128
7.3% 8/15/33	250,000	268,016
Sempra Energy 7.95% 3/1/10	55,000	62,715
Southern Natural Gas Co.:
7.35% 2/15/31	15,000	12,525
8% 3/1/32	45,000	39,375
Tennessee Gas Pipeline Co.:
6% 12/15/11	260,000	218,400
7% 10/15/28	95,000	73,150
Texas Eastern Transmission Corp. 7.3% 12/1/10	185,000	204,446
Transcontinental Gas Pipe Line:
6.125% 1/15/05	20,000	18,600
8.875% 7/15/12 (f)	25,000	25,000
Williams Holdings of Delaware, Inc. 6.5% 12/1/08	40,000	25,600
		1,235,197
Multi-Utilities & Unregulated Power - 0.3%
El Paso Corp.:
7% 5/15/11	55,000	37,400
7.875% 6/15/12 (f)	30,000	21,000
Utilicorp United, Inc.:
6.875% 10/1/04	15,000	11,850
7% 7/15/04	20,000	16,200
7.95% 2/1/11	45,000	30,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Western Resources, Inc.:
7.875% 5/1/07	$ 90,000	$ 91,350
9.75% 5/1/07	100,000	92,000
Williams Companies, Inc.:
7.125% 9/1/11	300,000	196,500
7.5% 1/15/31	35,000	21,875
7.875% 9/1/21	35,000	22,225
8.125% 3/15/12 (f)	380,000	258,400
9.25% 3/15/04	55,000	43,450
		842,850
TOTAL UTILITIES		5,168,240
TOTAL NONCONVERTIBLE BONDS		43,808,739
TOTAL CORPORATE BONDS (Cost $42,829,303)		44,464,330
U.S. Government and Government Agency Obligations - 8.1%

U.S. Government Agency Obligations - 3.1%
Fannie Mae:
4.75% 1/2/07	350,000	371,269
5% 1/15/07	3,489,000	3,781,919
5.25% 4/15/07	2,215,000	2,424,951
6.25% 2/1/11	165,000	184,650
7.125% 6/15/10	320,000	386,155
Freddie Mac:
5.75% 3/15/09	700,000	786,045
6.25% 7/15/32	166,000	188,049
6.75% 3/15/31	244,000	291,802
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		8,414,840
U.S. Treasury Obligations - 5.0%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03	400,000	399,914
U.S. Treasury Bonds:
6.25% 5/15/30	4,145,000	4,960,239
6.625% 2/15/27	50,000	61,770
8% 11/15/21	100,000	139,336

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
3.375% 4/30/04	$ 1,200,000	$ 1,232,484
5.75% 11/15/05	821,000	907,558
6.5% 2/15/10	1,585,000	1,894,570
6.75% 5/15/05	2,600,000	2,898,696
7% 7/15/06	1,000,000	1,159,414
TOTAL U.S. TREASURY OBLIGATIONS		13,653,981
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,253,286)		22,068,821
U.S. Government Agency - Mortgage Securities - 12.6%

Fannie Mae - 9.2%
5.5% 2/1/11	74,911	78,595
5.5% 1/1/18 to 1/14/33 (g)	3,316,552	3,389,803
6% 4/1/09 to 1/1/29	1,718,985	1,795,436
6% 1/1/33 (g)	8,506,419	8,798,815
6.5% 9/1/16 to 8/1/32	6,629,744	6,921,584
6.5% 1/1/33 to 1/14/33 (g)	2,058,531	2,144,089
7% 12/1/24 to 2/1/28	544,098	576,224
7.5% 10/1/26 to 8/1/28	1,298,073	1,382,795
TOTAL FANNIE MAE		25,087,341
Freddie Mac - 0.0%
7.5% 1/1/27	124,546	133,130
Government National Mortgage Association - 3.4%
6% 1/1/33 (g)	1,999,993	2,081,868
6.5% 10/15/27 to 8/15/32	3,227,381	3,394,018
7% 1/15/28 to 7/15/32	1,696,691	1,799,699
7% 1/1/33 (g)	1,500,473	1,589,095
7.5% 6/15/27 to 3/15/28	465,953	498,012
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		9,362,692
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $33,719,076)		34,583,163
Asset-Backed Securities - 1.4%

American Express Credit Account Master Trust:
1.77% 12/15/08 (h)	200,000	199,341
6.1% 12/15/06	200,000	211,526
Capital One Master Trust:
1.79% 4/16/07 (h)	200,000	197,480
5.45% 3/16/09	400,000	432,204
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	$ 60,739	$ 62,525
5.07% 2/15/08	430,000	453,113
Discover Card Master Trust I 5.75% 12/15/08	600,000	656,538
Ford Credit Auto Owner Trust:
5.54% 12/15/05	100,000	104,534
5.71% 9/15/05	90,000	94,485
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	250,066	254,876
5.09% 10/18/06	145,000	151,194
MBNA Credit Card Master Note Trust 5.75% 10/15/08	200,000	218,560
Sears Credit Account Master Trust II:
1.71% 6/16/08 (h)	200,000	199,344
6.75% 9/16/09	365,000	404,192
7.5% 11/15/07	200,000	208,180
TOTAL ASSET-BACKED SECURITIES (Cost $3,635,859)		3,848,092
Commercial Mortgage Securities - 0.9%

CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/14/62	500,000	596,426
Series 1997-C2 Class D, 7.27% 1/17/35	105,000	116,127
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	500,000	599,128
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (h)	120,000	115,050
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	225,000	268,965
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	110,000	102,816
Class C, 4.13% 11/20/37 (f)	110,000	98,175
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	500,000	555,156
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,176,416)		2,451,843
Foreign Government and Government Agency Obligations - 0.4%
	Principal Amount	Value (Note 1)
Chilean Republic:
6.875% 4/28/09	$ 150,000	$ 163,946
7.125% 1/11/12	160,000	181,200
Malaysian Government 7.5% 7/15/11	110,000	127,256
Polish Government 6.25% 7/3/12	225,000	249,750
United Mexican States 9.875% 2/1/10	200,000	245,520
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $860,379)		967,672
Floating Rate Loans - 0.2%

FINANCIALS - 0.2%
Diversified Financials - 0.2%
American Tower LP Tranche B term loan 5.31% 12/31/07 (h)	150,000	138,000
Nextel Finance Co. Tranche D term loan 4.4375% 3/31/09 (h)	350,000	313,250
		451,250
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.1875% 7/21/06 (h)	80,621	79,815
Tranche C term loan 4.4375% 7/21/07 (h)	96,745	95,778
		175,593
TOTAL FLOATING RATE LOANS (Cost $621,594)		626,843
Money Market Funds - 16.9%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $46,245,996)	46,245,996	46,245,996
TOTAL INVESTMENT PORTFOLIO - 106.0% (Cost $293,575,627)	290,199,381
NET OTHER ASSETS - (6.0)%	(16,539,521)
NET ASSETS - 100%	$ 273,659,860
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,415,584 or 2.3% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
US Governments	20.6%
AAA, AA, A	6.3
BBB	4.5
BB	3.7
B	3.7
CCC, CC, C	0.9
Equities	49.3
Short-Term and Net Other Assets	11.0
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $344,343,232 and $343,722,604, respectively, of which long-term U.S. government and government agency obligations aggregated $144,521,016 and $141,999,828, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,725 for the period.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $626,843 or 0.2% of net assets.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $22,278,000 of which $1,350,000, $11,276,000 and $9,652,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $293,575,627) - See accompanying schedule		$ 290,199,381
Cash		37,109
Receivable for fund shares sold		40,545
Dividends receivable		162,543
Interest receivable		1,383,745
Total assets		291,823,323

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 17,893,510
Payable for fund shares redeemed	104,180
Accrued management fee	99,880
Distribution fees payable	5,620
Other payables and accrued expenses	60,273
Total liabilities		18,163,463

Net Assets		$ 273,659,860
Net Assets consist of:
Paid in capital		$ 292,472,031
Undistributed net investment income		8,300,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,736,455)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,375,926)
Net Assets		$ 273,659,860
Initial Class: Net Asset Value, offering price and redemption price per share ($235,064,090 ÷ 19,331,152 shares)		$ 12.16

Service Class: Net Asset Value, offering price and redemption price per share ($20,019,073 ÷ 1,653,252 shares)		$ 12.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($18,576,697 ÷ 1,541,597 shares)		$ 12.05

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 2,115,625
Interest		7,771,871
Security lending		1,740
Total income		9,889,236

Expenses
Management fee	$ 1,259,629
Transfer agent fees	206,488
Distribution fees	70,268
Accounting and security lending fees	113,454
Non-interested trustees' compensation	1,046
Custodian fees and expenses	22,343
Audit	27,009
Legal	3,219
Miscellaneous	29,206
Total expenses before reductions	1,732,662
Expense reductions	(52,432)	1,680,230
Net investment income (loss)		8,209,006
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,390,685)
Foreign currency transactions	508
Futures contracts	(4,641,262)
Total net realized gain (loss)		(9,031,439)
Change in net unrealized appreciation (depreciation) on: Investment securities	(27,574,460)
Assets and liabilities in foreign currencies	844
Futures contracts	(316,479)
Total change in net unrealized appreciation (depreciation)		(27,890,095)
Net gain (loss)		(36,921,534)
Net increase (decrease) in net assets resulting from operations		$ (28,712,528)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 8,209,006	$ 8,952,487
Net realized gain (loss)	(9,031,439)	(11,271,877)
Change in net unrealized appreciation (depreciation)	(27,890,095)	(2,022,596)
Net increase (decrease) in net assets resulting from operations	(28,712,528)	(4,341,986)
Distributions to shareholders from net investment income	(8,837,001)	(10,202,857)
Share transactions - net increase (decrease)	4,349,125	38,243,415
Total increase (decrease) in net assets	(33,200,404)	23,698,572

Net Assets
Beginning of period	306,860,264	283,161,692
End of period (including undistributed net investment income of $8,300,210 and undistributed net investment income of $8,952,853, respectively)	$ 273,659,860	$ 306,860,264
Other Information: Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	3,458,033	233,061	650,930
Reinvested	586,697	54,643	37,261
Redeemed	(4,004,430)	(497,329)	(380,772)
Net increase (decrease)	40,300	(209,625)	307,419

Dollars Sold	$ 44,057,181	$ 3,005,489	$ 8,292,512
Reinvested	7,644,656	709,812	482,533
Redeemed	(49,132,561)	(6,145,338)	(4,565,159)
Net increase (decrease)	$ 2,569,276	$ (2,430,037)	$ 4,209,886

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	4,491,272	478,642	997,411
Reinvested	636,973	66,778	14,524
Redeemed	(3,194,837)	(597,940)	(111,657)
Net increase (decrease)	1,933,408	(52,520)	900,278

Dollars Sold	$ 61,013,674	$ 6,436,065	$ 13,467,721
Reinvested	9,051,388	946,241	205,228
Redeemed	(43,357,523)	(8,040,756)	(1,478,623)
Net increase (decrease)	$ 26,707,539	$ (658,450)	$ 12,194,326

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 7,644,656	$ 709,812	$ 482,533

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 9,051,388	$ 946,241	$ 205,228

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Income from Investment Operations
Net investment income (loss) C	.36	.42	.48	.45	.44
Net realized and unrealized gain (loss)	(1.53)	(.63)	(1.15)	.24	2.00
Total from investment operations	(1.17)	(.21)	(.67)	.69	2.44
Distributions from net investment income	(.39)	(.52)	(.48)	(.37)	(.36)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)
Distributions in excess of net realized gain	-	-	(.05)	-	-
Total distributions	(.39)	(.52)	(.88)	(.80)	(.91)
Net asset value, end of period	$ 12.16	$ 13.72	$ 14.45	$ 16.00	$ 16.11
Total Return A, B	(8.72)%	(1.58)%	(4.30)%	4.55%	17.64%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.57%	.58%	.57%	.59%
Expenses net of voluntary waivers, if any	.57%	.57%	.58%	.57%	.59%
Expenses net of all reductions	.55%	.55%	.56%	.55%	.58%
Net investment income (loss)	2.84%	3.11%	3.18%	2.87%	2.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,064	$ 264,608	$ 250,802	$ 325,371	$ 307,681
Portfolio turnover rate	134%	126%	126%	108%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Income from Investment Operations
Net investment income (loss) C	.34	.41	.46	.43	.41
Net realized and unrealized gain (loss)	(1.51)	(.64)	(1.14)	.24	1.98
Total from investment operations	(1.17)	(.23)	(.68)	.67	2.39
Distributions from net investment income	(.38)	(.50)	(.47)	(.37)	(.36)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)
Distributions in excess of net realized gain	-	-	(.05)	-	-
Total distributions	(.38)	(.50)	(.87)	(.80)	(.91)
Net asset value, end of period	$ 12.11	$ 13.66	$ 14.39	$ 15.94	$ 16.07
Total Return A, B	(8.75)%	(1.72)%	(4.38)%	4.43%	17.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.67%	.68%	.67%	.70%
Expenses net of voluntary waivers, if any	.67%	.67%	.68%	.67%	.70%
Expenses net of all reductions	.65%	.65%	.66%	.66%	.69%
Net investment income (loss)	2.74%	3.01%	3.08%	2.77%	2.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,019	$ 25,455	$ 27,563	$ 27,054	$ 9,562
Portfolio turnover rate	134%	126%	126%	108%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income (loss) E	.32	.38	.40
Net realized and unrealized gain (loss)	(1.51)	(.63)	(.75)
Total from investment operations	(1.19)	(.25)	(.35)
Distributions from net investment income	(.37)	(.51)	(.47)
Distributions from net realized gain	-	-	(.35)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.37)	(.51)	(.87)
Net asset value, end of period	$ 12.05	$ 13.61	$ 14.37
Total Return B, C, D	(8.93)%	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.83%	.85% A
Expenses net of voluntary waivers, if any	.83%	.83%	.85% A
Expenses net of all reductions	.81%	.81%	.83% A
Net investment income (loss)	2.58%	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,577	$ 16,798	$ 4,797
Portfolio turnover rate	134%	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Service Class 2	-16.84%	0.52%	4.75%
S&P 500®	-22.10%	-0.59%	4.09%
Variable Annuity Growth & Income Funds Average	-20.11%	-0.58%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2 on December 31, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Louis Salemy, Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the one-year period that ended December 31, 2002, the fund outperformed both the Standard & Poor's 500 Index, which fell 22.10%, and the variable annuity growth & income funds average tracked by Lipper Inc., which dropped 20.11%.

Q. How did the fund beat its benchmarks in this difficult market?

A. It was more about missing a lot of the disasters than it was hitting home runs. To begin with, I maintained very little exposure to the downturn in technology stocks, which helped a lot. To me, the earnings expectations and valuations of tech firms were still too high, given a backdrop of weak capital spending and no major breakthrough technologies, such as the Internet, to drive another growth wave. While such prominent hardware names as Intel, IBM and Texas Instruments rallied with the rest of the sector during the fourth quarter, not owning them for the year was quite positive overall versus the index. Also key was avoiding other groups plagued by overcapacity, such as utilities, as well as owning the right telecommunication services stocks - namely wireless provider Nextel.

Q. What other strategies were helpful to performance?

A. It was tough finding many solid companies that were attractively priced and had good sustainable earnings growth. That said, I held more-concentrated positions in a mix of both cyclical and stable-growth stocks that I felt could help us do well in any economic environment. In addition, I maintained an above-average weighting in cash, which helped shelter us somewhat from falling equity markets. On the cyclical side, I avoided poor-performing traditional value names and instead used price declines to become more aggressive in such brokerage houses as Morgan Stanley and Merrill Lynch, which stood to benefit from an economic recovery. While we were early with these stocks, as capital markets activity remained weak, they still held up relatively well due to improved profit margins and earnings power.

Q. How did the fund's stable-growth stocks perform?

A. This part of the fund worked well. We benefited in consumer discretionary by owning good growth stories in media, most notably advertising company Omnicom Group and satellite TV provider EchoStar Communications. Raising exposure to select consumer staples - including Gillette - also paid off, as did our emphasis on some defensive financials.

Q. What moves disappointed?

A. One part of my cyclical strategy that didn't pan out was the fund's holdings in regional Bell operating company BellSouth, which suffered despite the solid management of its business during the economic downturn. Additionally, while we missed the period's biggest blowup, WorldCom, we did own a couple of stocks that suffered from corporate scandals and credit-quality downgrades, namely Tyco International and Adelphia Communications, both of which I've since sold. The fund's positioning in health care also detracted, as we held poor-performing biotechnology stock Amgen, while not owning many of the large-cap pharmaceutical stocks that bounced back on faster new drug approvals. While I was concerned about the growth outlook for drug stocks, the same was true for regional banks. However, not having enough banks in the portfolio hurt, as the group benefited from lower interest rates and better credit-risk management. Finally, Home Depot was a laggard on the retailing front, while Microsoft - the only tech stock I overweighted during the period - detracted despite being one of the few large-cap tech companies whose earnings didn't disappoint.

Q. What's your outlook, Louis?

A. I'm still cautious, as valuations in several industries are now less attractive following the recent run-up in the market. The ability of many companies - particularly within technology and health care - to grow their earnings going forward also remains a challenge. Paralysis in the capital markets has cast a pall over the entire economy, making it difficult for many firms to refinance and pay down debt, or even fund their businesses. We'll need to see some improvement here before the economy can begin growing again. Until then, I'll try to manage the fund for any economic environment through a balance of growth cyclicals and "Steady Eddies" that I feel can consistently increase their earnings power over time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2002, more than
$1.0 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	5.2
Omnicom Group, Inc.	5.0
Morgan Stanley	4.8
Merrill Lynch & Co., Inc.	4.4
BellSouth Corp.	4.2
23.6
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	22.7
Consumer Discretionary	21.3
Consumer Staples	11.2
Telecommunication Services	8.7
Industrials	7.1
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	81.2%
Bonds	3.1%
Short-Term Investments and Net Other Assets	15.7%

* Foreign investments	0.7%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 81.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 19.6%
Media - 12.0%
Comcast Corp. Class A (special) (a)	323,100	$ 7,298,829
E.W. Scripps Co. Class A	252,100	19,399,095
EchoStar Communications Corp. Class A (a)	1,543,200	34,351,632
Omnicom Group, Inc.	797,200	51,499,120
Pegasus Communications Corp. Class A (a)	1,415,100	1,853,781
Walt Disney Co.	571,600	9,322,796
		123,725,253
Multiline Retail - 5.3%
Kohl's Corp. (a)	345,800	19,347,510
Wal-Mart Stores, Inc.	694,800	35,094,348
		54,441,858
Specialty Retail - 1.6%
Hollywood Entertainment Corp. (a)	533,800	8,060,380
Home Depot, Inc.	364,200	8,726,232
		16,786,612
Textiles Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc.	234,900	6,964,785
TOTAL CONSUMER DISCRETIONARY		201,918,508
CONSUMER STAPLES - 11.2%
Beverages - 1.0%
The Coca-Cola Co.	233,500	10,231,970
Food & Drug Retailing - 0.9%
Walgreen Co.	319,400	9,323,286
Food Products - 0.8%
McCormick & Co., Inc. (non-vtg.)	357,100	8,284,720
Household Products - 2.3%
Colgate-Palmolive Co.	235,600	12,352,508
Kimberly-Clark Corp.	229,500	10,894,365
		23,246,873
Personal Products - 5.2%
Gillette Co.	1,757,500	53,357,699
Tobacco - 1.0%
Philip Morris Companies, Inc.	259,160	10,503,755
TOTAL CONSUMER STAPLES		114,948,303
ENERGY - 2.8%
Oil & Gas - 2.8%
Exxon Mobil Corp.	815,856	28,506,009
FINANCIALS - 22.7%
Banks - 4.7%
Bank One Corp.	174,400	6,374,320
Wells Fargo & Co.	894,400	41,920,528
		48,294,848

	Shares	Value (Note 1)
Diversified Financials - 14.6%
Fannie Mae	265,300	$ 17,066,749
Freddie Mac	575,532	33,985,165
Goldman Sachs Group, Inc.	67,000	4,562,700
Merrill Lynch & Co., Inc.	1,201,500	45,596,925
Morgan Stanley	1,247,900	49,816,168
		151,027,707
Insurance - 3.4%
Allstate Corp.	244,500	9,044,055
American International Group, Inc.	346,005	20,016,389
PartnerRe Ltd.	109,500	5,674,290
		34,734,734
TOTAL FINANCIALS		234,057,289
HEALTH CARE - 5.5%
Biotechnology - 1.6%
Amgen, Inc. (a)	337,500	16,314,750
Health Care Equipment & Supplies - 0.8%
Advanced Medical Optics, Inc. (a)	1	12
Medtronic, Inc.	190,300	8,677,680
		8,677,692
Pharmaceuticals - 3.1%
Allergan, Inc.	123,100	7,093,022
Bristol-Myers Squibb Co.	105,200	2,435,380
Pfizer, Inc.	718,700	21,970,659
		31,499,061
TOTAL HEALTH CARE		56,491,503
INDUSTRIALS - 7.1%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	111,700	6,450,675
Northrop Grumman Corp.	79,300	7,692,100
United Technologies Corp.	56,600	3,505,804
		17,648,579
Airlines - 0.5%
Mesaba Holdings, Inc. (a)	421,100	2,577,132
Southwest Airlines Co.	173,600	2,413,040
		4,990,172
Building Products - 0.5%
American Standard Companies, Inc. (a)	78,500	5,584,490
Commercial Services & Supplies - 1.4%
Avery Dennison Corp.	66,400	4,055,712
First Data Corp.	294,500	10,428,245
		14,483,957
Industrial Conglomerates - 3.0%
General Electric Co.	1,252,700	30,503,245
TOTAL INDUSTRIALS		73,210,443
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 5.0%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	893,200	$ 11,700,920
Nokia Corp. sponsored ADR	27,000	418,500
		12,119,420
Computers & Peripherals - 0.1%
Lexmark International, Inc. Class A (a)	13,500	816,750
Software - 3.7%
Microsoft Corp. (a)	739,900	38,252,830
TOTAL INFORMATION TECHNOLOGY		51,189,000
MATERIALS - 0.0%
Chemicals - 0.0%
Praxair, Inc.	2,300	132,871
Containers & Packaging - 0.0%
Ball Corp.	6	307
TOTAL MATERIALS		133,178
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 6.8%
BellSouth Corp.	1,680,600	43,477,122
SBC Communications, Inc.	409,130	11,091,514
Verizon Communications, Inc.	402,400	15,593,000
		70,161,636
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc. Class A (a)	429,900	4,965,345
TOTAL TELECOMMUNICATION SERVICES		75,126,981
TOTAL COMMON STOCKS (Cost $952,641,235)		835,581,214
Corporate Bonds - 3.1%
	Principal Amount
Convertible Bonds - 1.7%
CONSUMER DISCRETIONARY - 1.7%
Media - 1.7%
EchoStar Communications Corp.:
5.75% 5/15/08 (c)	$ 18,830,000	17,041,150
5.75% 5/15/08	300,000	273,000
		17,314,150

	Principal Amount	Value (Note 1)
Nonconvertible Bonds - 1.4%
TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunication Services - 1.4%
Nextel Communications, Inc.:
9.375% 11/15/09	$ 8,080,000	$ 7,312,400
9.5% 2/1/11	7,525,000	6,772,500
		14,084,900
TOTAL CORPORATE BONDS (Cost $30,161,828)		31,399,050
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (Cost $1,499,424)	1,500,000	1,499,676
Money Market Funds - 15.5%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $160,030,333)	160,030,333	160,030,333
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,144,332,820)		1,028,510,273
NET OTHER ASSETS - 0.1%		663,213
NET ASSETS - 100%		$ 1,029,173,486
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,041,150 or 1.7% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $405,999,716 and $412,767,717, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,358 for the period.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $156,531,000 of which $49,149,000 and $107,382,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $1,144,332,820) - See accompanying schedule		$ 1,028,510,273
Receivable for fund shares sold		296,078
Dividends receivable		979,582
Interest receivable		722,617
Other receivables		5,404
Total assets		1,030,513,954

Liabilities
Payable for fund shares redeemed	$ 775,135
Accrued management fee	422,728
Distribution fees payable	50,309
Other payables and accrued expenses	92,296
Total liabilities		1,340,468

Net Assets		$ 1,029,173,486
Net Assets consist of:
Paid in capital		$ 1,292,053,884
Undistributed net investment income		13,960,647
Accumulated undistributed net realized gain (loss) on investments		(161,018,498)
Net unrealized appreciation (depreciation) on investments		(115,822,547)
Net Assets		$ 1,029,173,486

Initial Class: Net Asset Value, offering price and redemption price per share ($638,123,763 ÷ 58,752,003 shares)		$ 10.86

Service Class: Net Asset Value, offering price and redemption price per share ($250,160,114 ÷ 23,167,805 shares)		$ 10.80

Service Class 2: Net Asset Value, offering price and redemption price per share ($140,889,609 ÷ 13,131,919 shares)		$ 10.73

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 12,546,729
Interest		8,502,499
Security lending		4,636
Total income		21,053,864

Expenses
Management fee	$ 5,399,250
Transfer agent fees	773,176
Distribution fees	532,749
Accounting and security lending fees	282,366
Non-interested trustees' compensation	4,032
Custodian fees and expenses	16,588
Audit	31,741
Legal	13,641
Reports to shareholders	100,808
Miscellaneous	8,375
Total expenses before reductions	7,162,726
Expense reductions	(142,132)	7,020,594
Net investment income (loss)		14,033,270
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(97,687,550)
Futures contracts	(8,266,772)
Total net realized gain (loss)		(105,954,322)
Change in net unrealized appreciation (depreciation) on: Investment securities	(122,151,854)
Futures contracts	(1,067,223)
Total change in net unrealized appreciation (depreciation)		(123,219,077)
Net gain (loss)		(229,173,399)
Net increase (decrease) in net assets resulting from operations		$ (215,140,129)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,033,270	$ 15,617,953
Net realized gain (loss)	(105,954,322)	(55,343,155)
Change in net unrealized appreciation (depreciation)	(123,219,077)	(73,235,701)
Net increase (decrease) in net assets resulting from operations	(215,140,129)	(112,960,903)
Distributions to shareholders from net investment income	(15,060,404)	(15,500,793)
Distributions to shareholders from net realized gain	-	(50,237,278)
Total distributions	(15,060,404)	(65,738,071)
Share transactions - net increase (decrease)	8,584,266	192,076,906
Total increase (decrease) in net assets	(221,616,267)	13,377,932

Net Assets
Beginning of period	1,250,789,753	1,237,411,821
End of period (including undistributed net investment income of $13,960,647 and undistributed net investment income of $15,180,119, respectively)	$ 1,029,173,486	$ 1,250,789,753
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	5,547,232	3,741,835	8,546,664
Reinvested	858,112	262,919	83,941
Redeemed	(15,376,984)	(2,273,174)	(1,333,545)
Net increase (decrease)	(8,971,640)	1,731,580	7,297,060
Dollars
Sold	$ 65,703,944	$ 44,246,058	$ 98,819,591
Reinvested	10,743,568	3,275,965	1,040,871
Redeemed	(175,367,574)	(25,009,314)	(14,868,843)
Net increase (decrease)	$ (98,920,062)	$ 22,512,709	$ 84,991,619

Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	8,754,467	7,628,976	5,096,985
Reinvested	3,712,724	812,593	60,117
Redeemed	(11,004,137)	(1,028,965)	(181,025)
Net increase (decrease)	1,463,054	7,412,604	4,976,077
Dollars
Sold	$ 118,081,480	$ 102,324,030	$ 66,757,918
Reinvested	53,277,595	11,603,819	856,657
Redeemed	(145,071,678)	(13,471,861)	(2,281,054)
Net increase (decrease)	$ 26,287,397	$ 100,455,988	$ 65,333,521

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,743,568	$ 3,275,965	$ 1,040,871
From net realized gain	-	-	-
Total	$ 10,743,568	$ 3,275,965	$ 1,040,871
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,653,429	$ 2,643,908	$ 203,456
From net realized gain	40,624,166	8,959,911	653,201
Total	$ 53,277,595	$ 11,603,819	$ 856,657

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.15	.18	.20	.18	.15
Net realized and unrealized gain (loss)	(2.32)	(1.45)	(.81)	1.27	3.54
Total from investment operations	(2.17)	(1.27)	(.61)	1.45	3.69
Distributions from net investment income	(.16)	(.19)	(.19)	(.10)	-
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)
Total distributions	(.16)	(.80)	(1.43)	(.30)	(.07)
Net asset value, end of period	$ 10.86	$ 13.19	$ 15.26	$ 17.30	$ 16.15
Total Return A,B	(16.61)%	(8.75)%	(3.62)%	9.17%	29.59%
Ratios to Average Net Assets D
Expenses before expense reductions	.59%	.58%	.58%	.60%	.61%
Expenses net of voluntary waivers, if any	.59%	.58%	.58%	.60%	.61%
Expenses net of all reductions	.58%	.56%	.57%	.59%	.60%
Net investment income (loss)	1.30%	1.34%	1.26%	1.08%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 638,124	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806
Portfolio turnover rate	43%	58%	72%	58%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.14	.16	.18	.16	.15
Net realized and unrealized gain (loss)	(2.31)	(1.44)	(.80)	1.27	3.50
Total from investment operations	(2.17)	(1.28)	(.62)	1.43	3.65
Distributions from net investment income	(.15)	(.18)	(.19)	(.10)	-
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)
Total distributions	(.15)	(.79)	(1.43)	(.30)	(.07)
Net asset value, end of period	$ 10.80	$ 13.12	$ 15.19	$ 17.24	$ 16.11
Total Return A,B	(16.69)%	(8.85)%	(3.69)%	9.06%	29.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.69%	.68%	.69%	.70%	.71%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.70%	.71%
Expenses net of all reductions	.68%	.66%	.68%	.69%	.70%
Net investment income (loss)	1.20%	1.24%	1.16%	.98%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 250,160	$ 281,194	$ 212,994	$ 95,600	$ 18,375
Portfolio turnover rate	43%	58%	72%	58%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income (loss) E	.12	.14	.15
Net realized and unrealized gain (loss)	(2.30)	(1.44)	(.49)
Total from investment operations	(2.18)	(1.30)	(.34)
Distributions from net investment income	(.16)	(.19)	(.19)
Distributions from net realized gain	-	(.61)	(1.24)
Total distributions	(.16)	(.80)	(1.43)
Net asset value, end of period	$ 10.73	$ 13.07	$ 15.17
Total Return B,C,D	(16.84)%	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.85%	.84%	.85% A
Expenses net of voluntary waivers, if any	.85%	.84%	.85% A
Expenses net of all reductions	.84%	.82%	.84% A
Net investment income (loss)	1.05%	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,890	$ 76,237	$ 13,025
Portfolio turnover rate	43%	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth Opportunities - Service Class 2	-22.01%	-6.50%	4.80%
S&P 500®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*
Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2 on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the 12-month period ending December 31, 2002, the fund slightly outperformed the Standard & Poor's 500 Index, which fell 22.10% for the year, and it soundly beat the 25.44% decline of the variable annuity growth funds average tracked by Lipper Inc. Against the backdrop of three straight years of declines for the equity market, this performance reflects a subpar return on an absolute basis, although the fund did beat the performance of its benchmarks.

Q. As you mentioned, the stock market has struggled for nearly three years now. What was your approach entering the period, and what were your successes and disappointments?

A. Obviously, the overriding disappointment was the fund's negative return. While I outperformed my competitors, reporting an absolute loss for another year is disheartening. In hindsight, the fund's move toward a defensive stance reflecting serious concerns about corporate profitability was right. Executing that strategy, however, proved to be much more difficult than anticipated, as traditionally defensive sectors - including health care and regional Bell operating companies (RBOCs) - had a dismal 12 months. Generally, the search for dependable earnings growers was a challenging proposition during the past year. Specifically, underweighting technology was a positive contributor to the fund's performance. Underweighting the RBOCs also worked out well. However, stock selection within pharmaceuticals proved to be one of the more disappointing ventures for the fund during the past year.

Q. With all the high-profile blow-ups of 2002 - including Tyco International and WorldCom, among others - did you manage to sidestep these land mines?

A. I avoided most of the disasters, but not all of them. Avoiding WorldCom, Electronic Data Systems (EDS) and Nortel was a definite plus, although I did buy some EDS late in the period after the stock had been beaten down to what I felt was an attractive valuation. With the October/November rally in tech, EDS actually was a positive contributor to the fund's absolute and relative return. Tyco, however, was in the portfolio when that story began to unravel. Despite the fact that I significantly reduced this position before the stock completely collapsed, Tyco took a heavy toll on the fund's performance. In addition to the headline-grabbing cases of corporate fraud, the past year will be remembered for the number of business models that failed due to lack of volume, increased pricing pressures and misaligned cost structures.

Q. What other stocks proved to be disappointments?

A. As I mentioned before, a number of the fund's drug holdings fared poorly. Wyeth's largest product franchise came under scrutiny as new studies raised concerns about negative side effects, thus raising questions about the company's earnings growth rate. Baxter failed to achieve its lofty earnings growth goals as one of its key markets slowed. Sepracor declined precipitously when the biotechnology firm encountered issues in its product pipeline. With biotech companies, the risk/reward is high, as you're betting on the future value of developments in the pipeline. If something falls out or gets delayed, as it did with Sepracor, it does incredible damage to the stock price. Lastly, Pfizer, the fund's third-largest holding at the end of the period, was a detractor, in part due to the pall cast over the entire pharmaceutical industry, but also because its plan to acquire Pharmacia was greeted less than enthusiastically by the market. The fund no longer holds Baxter or Sepracor.

Q. What stocks performed well?

A. Moving through the second quarter of this calendar year, the fund's media stocks started to perform better. The investment thesis for the media holdings was that, historically, advertising "spend" has grown well, with few down years, and that a rebound in advertising spend would result in strong earnings growth for the respective companies. In other words, media stocks appeared to be a good way to get some cyclical exposure for the fund. As it turned out, ad spend did pick up and the fund's media holdings, most notably Viacom and Fox Entertainment, were positive contributors to performance. Elsewhere, Forest Labs was one health care pick that worked based on the company's string of successful product introductions in 2002. Merrill Lynch was another winner, and one of several of the fund's stocks that did well in large part because of well-managed restructurings. Viacom, Gillette, Coca-Cola and Amazon.com also have made significant progress in improving their business models.

Q. What's your outlook, Bettina? Can we escape a fourth straight year of declines in the market?

A. I can't predict the future, but I do feel more optimistic about 2003. I think we're starting to see the signs that are typical of a cyclical bottom. Companies are restructuring, consumers are retrenching, capital spending appears to be bottoming, and merger and acquisition activity is picking up. Along with the slow earnings recovery that seemed to be underway at period end, these factors could make for a better year in 2003.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of December 31, 2002, more than
$633 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	3.9
Citigroup, Inc.	3.6
Pfizer, Inc.	3.0
Freddie Mac	3.0
The Coca-Cola Co.	2.8
16.3
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	16.7
Consumer Discretionary	16.3
Health Care	15.2
Information Technology	11.4
Consumer Staples	10.6
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	96.0%
Short-Term Investments and Net Other Assets	4.0%
* Foreign investments	4.3%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 86.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.3%
Hotels, Restaurants & Leisure - 0.8%
Marriott International, Inc. Class A	19,100	$ 627,817
McDonald's Corp.	25,900	416,472
Panera Bread Co. Class A (a)	31,100	1,082,591
Starwood Hotels & Resorts Worldwide, Inc. unit	139,000	3,299,860
		5,426,740
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	115,500	2,181,795
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	20,100	704,304
Media - 8.9%
AOL Time Warner, Inc. (a)	466,700	6,113,770
Clear Channel Communications, Inc. (a)	75,500	2,815,395
Comcast Corp.:
Class A (a)	24,359	574,142
Class A (special) (a)	165,600	3,740,904
Fox Entertainment Group, Inc. Class A (a)	465,900	12,080,787
McGraw-Hill Companies, Inc.	6,400	386,816
Meredith Corp.	30,200	1,241,522
News Corp. Ltd. ADR	97,900	2,569,875
Omnicom Group, Inc.	35,500	2,293,300
Univision Communications, Inc. Class A (a)	202,400	4,958,800
Viacom, Inc.:
Class A (a)	21,800	889,658
Class B (non-vtg.) (a)	423,420	17,258,599
Walt Disney Co.	75,700	1,234,667
		56,158,235
Multiline Retail - 3.1%
Costco Wholesale Corp. (a)	65,700	1,843,542
JCPenney Co., Inc.	96,400	2,218,164
Kohl's Corp. (a)	112,600	6,299,970
Target Corp.	53,600	1,608,000
Wal-Mart Stores, Inc.	146,600	7,404,766
		19,374,442
Specialty Retail - 2.2%
Best Buy Co., Inc. (a)	35,500	857,325
Home Depot, Inc.	126,800	3,038,128
Lowe's Companies, Inc.	141,300	5,298,750
RadioShack Corp.	43,300	811,442
Staples, Inc. (a)	208,000	3,806,400
		13,812,045
Textiles Apparel & Luxury Goods - 0.9%
Adidas-Salomon AG	35,187	3,040,395
Coach, Inc. (a)	54,100	1,780,972
NIKE, Inc. Class B	20,100	893,847
		5,715,214
TOTAL CONSUMER DISCRETIONARY		103,372,775

	Shares	Value (Note 1)
CONSUMER STAPLES - 10.6%
Beverages - 3.5%
Pepsi Bottling Group, Inc.	43,600	$ 1,120,520
PepsiCo, Inc.	80,400	3,394,488
The Coca-Cola Co.	397,500	17,418,450
		21,933,458
Food Products - 1.0%
Dean Foods Co. (a)	95,000	3,524,500
Kraft Foods, Inc. Class A	23,300	907,069
The J.M. Smucker Co.	378	15,048
Tyson Foods, Inc. Class A	145,300	1,630,266
		6,076,883
Household Products - 0.7%
Colgate-Palmolive Co.	70,400	3,691,072
Procter & Gamble Co.	10,820	929,871
		4,620,943
Personal Products - 4.1%
Avon Products, Inc.	23,222	1,250,969
Gillette Co.	807,770	24,523,893
		25,774,862
Tobacco - 1.3%
Philip Morris Companies, Inc.	206,820	8,382,415
TOTAL CONSUMER STAPLES		66,788,561
ENERGY - 5.7%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	88,100	2,835,939
Cooper Cameron Corp. (a)	38,500	1,918,070
Helmerich & Payne, Inc.	25,200	703,332
Schlumberger Ltd. (NY Shares)	212,100	8,927,289
		14,384,630
Oil & Gas - 3.4%
BP PLC sponsored ADR	115,790	4,706,864
ChevronTexaco Corp.	61,100	4,061,928
ConocoPhillips	53,530	2,590,317
Exxon Mobil Corp.	301,400	10,530,916
		21,890,025
TOTAL ENERGY		36,274,655
FINANCIALS - 16.7%
Banks - 0.5%
Bank of America Corp.	30,600	2,128,842
Bank One Corp.	31,700	1,158,635
		3,287,477
Diversified Financials - 13.9%
American Express Co.	124,700	4,408,145
Charles Schwab Corp.	226,500	2,457,525
Citigroup, Inc.	651,107	22,912,455
Fannie Mae	196,200	12,621,546
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Freddie Mac	317,700	$ 18,760,185
Investment Technology Group, Inc. (a)	32,750	732,290
Lehman Brothers Holdings, Inc.	10,100	538,229
Merrill Lynch & Co., Inc.	291,300	11,054,835
Morgan Stanley	276,300	11,029,896
SLM Corp.	25,400	2,638,044
Stilwell Financial, Inc.	81,500	1,065,205
		88,218,355
Insurance - 2.3%
American International Group, Inc.	209,162	12,100,022
Aon Corp.	30,600	578,034
Travelers Property Casualty Corp.:
Class A	65,709	962,637
Class B (a)	60,423	885,197
		14,525,890
TOTAL FINANCIALS		106,031,722
HEALTH CARE - 15.2%
Biotechnology - 0.7%
Celgene Corp. (a)	48,900	1,049,883
IDEC Pharmaceuticals Corp. (a)	87,900	2,915,643
Vertex Pharmaceuticals, Inc. (a)	28,000	443,800
		4,409,326
Health Care Equipment & Supplies - 4.2%
Alcon, Inc.	98,400	3,881,880
Becton, Dickinson & Co.	159,800	4,904,262
Boston Scientific Corp. (a)	141,200	6,003,824
C.R. Bard, Inc.	44,200	2,563,600
Medtronic, Inc.	109,700	5,002,320
St. Jude Medical, Inc. (a)	81,980	3,256,246
Zimmer Holdings, Inc. (a)	29,550	1,226,916
		26,839,048
Health Care Providers & Services - 0.0%
Cardinal Health, Inc.	4,905	290,327
Pharmaceuticals - 10.3%
Abbott Laboratories	139,830	5,593,200
Allergan, Inc.	9,900	570,438
Barr Laboratories, Inc. (a)	29,300	1,907,137
Bristol-Myers Squibb Co.	41,400	958,410
Eli Lilly & Co.	50,200	3,187,700
Forest Laboratories, Inc. (a)	20,700	2,033,154
Johnson & Johnson	141,700	7,610,707
Merck & Co., Inc.	250,100	14,158,161
Novartis AG sponsored ADR	51,600	1,895,268
Pfizer, Inc.	626,093	19,139,663

	Shares	Value (Note 1)
Schering-Plough Corp.	121,600	$ 2,699,520
Wyeth	139,000	5,198,600
		64,951,958
TOTAL HEALTH CARE		96,490,659
INDUSTRIALS - 6.3%
Aerospace & Defense - 0.3%
Lockheed Martin Corp.	10,370	598,868
Northrop Grumman Corp.	10,300	999,100
		1,597,968
Air Freight & Logistics - 0.3%
FedEx Corp.	40,800	2,212,176
Airlines - 0.8%
Alaska Air Group, Inc. (a)	20,700	448,155
Delta Air Lines, Inc.	61,200	740,520
Southwest Airlines Co.	267,450	3,717,555
		4,906,230
Commercial Services & Supplies - 1.2%
First Data Corp.	113,700	4,026,117
Paychex, Inc.	107,023	2,985,942
Robert Half International, Inc. (a)	20,200	325,422
		7,337,481
Industrial Conglomerates - 2.9%
3M Co.	10,100	1,245,330
General Electric Co.	637,250	15,517,038
Tyco International Ltd.	100,800	1,721,664
		18,484,032
Machinery - 0.3%
Danaher Corp.	31,100	2,043,270
Road & Rail - 0.5%
CSX Corp.	34,290	970,750
Kansas City Southern (a)	70,900	850,800
Union Pacific Corp.	19,740	1,181,834
		3,003,384
TOTAL INDUSTRIALS		39,584,541
INFORMATION TECHNOLOGY - 11.4%
Communications Equipment - 2.3%
Cisco Systems, Inc. (a)	566,060	7,415,386
Juniper Networks, Inc. (a)	144,700	983,960
Motorola, Inc.	503,800	4,357,870
Nokia Corp. sponsored ADR	118,100	1,830,550
		14,587,766
Computers & Peripherals - 1.4%
Dell Computer Corp. (a)	288,500	7,714,490
EMC Corp. (a)	100,400	616,456
Hewlett-Packard Co.	41,300	716,968
		9,047,914
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	45,200	$ 811,792
Diebold, Inc.	24,400	1,005,768
		1,817,560
Internet Software & Services - 0.9%
Overture Services, Inc. (a)	25,800	704,598
Yahoo!, Inc. (a)	284,000	4,643,400
		5,347,998
IT Consulting & Services - 0.2%
Electronic Data Systems Corp.	61,700	1,137,131
Semiconductor Equipment & Products - 3.2%
Analog Devices, Inc. (a)	115,200	2,749,824
Applied Materials, Inc. (a)	78,200	1,018,946
Intel Corp.	234,310	3,648,207
KLA-Tencor Corp. (a)	8,600	304,182
LAM Research Corp. (a)	42,800	462,240
Marvell Technology Group Ltd. (a)	51,700	975,062
Micron Technology, Inc. (a)	103,100	1,004,194
National Semiconductor Corp. (a)	168,500	2,529,185
NVIDIA Corp. (a)	51,100	588,161
Teradyne, Inc. (a)	53,100	690,831
Texas Instruments, Inc.	334,700	5,023,847
Xilinx, Inc. (a)	74,100	1,526,460
		20,521,139
Software - 3.1%
Adobe Systems, Inc.	74,800	1,855,115
Microsoft Corp. (a)	316,900	16,383,730
Quest Software, Inc. (a)	46,718	481,663
VERITAS Software Corp. (a)	66,800	1,043,416
		19,763,924
TOTAL INFORMATION TECHNOLOGY		72,223,432
MATERIALS - 1.4%
Chemicals - 1.1%
Dow Chemical Co.	80,700	2,396,790
E.I. du Pont de Nemours & Co.	35,100	1,488,240
Monsanto Co.	31,000	596,750
Praxair, Inc.	38,700	2,235,699
		6,717,479
Metals & Mining - 0.3%
Alcoa, Inc.	90,300	2,057,034
TOTAL MATERIALS		8,774,513
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.2%
AT&T Corp.	15,060	393,217
BellSouth Corp.	204,100	5,280,067

	Shares	Value (Note 1)
SBC Communications, Inc.	74,760	$ 2,026,744
Verizon Communications, Inc.	165,900	6,428,625
		14,128,653
Wireless Telecommunication Services - 0.2%
Sprint Corp. - PCS Group Series 1 (a)	248,400	1,087,992
TOTAL TELECOMMUNICATION SERVICES		15,216,645
TOTAL COMMON STOCKS (Cost $567,134,571)		544,757,503
U.S. Treasury Obligations - 0.7%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.2% to 1.54% 1/9/03 to 2/27/03 (c) (Cost $4,396,924)	$ 4,400,000	4,397,648
Money Market Funds - 13.9%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	85,555,463	85,555,463
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	2,310,000	2,310,000
TOTAL MONEY MARKET FUNDS (Cost $87,865,463)		87,865,463
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $659,396,958)		637,020,614
NET OTHER ASSETS - (0.6)%		(3,741,382)
NET ASSETS - 100%		$ 633,279,232
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
288 S&P 500 Index Contracts	March 2003	$ 63,280,800	$ (1,963,685)
The face value of futures purchased as a percentage of net assets - 10.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,397,648.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $434,062,344 and $600,404,003, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $31,239 for the period.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $296,046,000 of which $30,553,000, $149,878,000 and $115,615,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $2,181,795) (cost $659,396,958) - See accompanying schedule		$ 637,020,614
Receivable for investments sold		1,372,833
Receivable for fund shares sold		75,056
Dividends receivable		722,355
Interest receivable		114,198
Receivable for daily variation on futures contracts		100,800
Other receivables		8,597
Total assets		639,414,453

Liabilities
Payable to custodian bank	$ 45,224
Payable for investments purchased	2,619,155
Payable for fund shares redeemed	747,212
Accrued management fee	319,295
Distribution fees payable	25,148
Other payables and accrued expenses	69,187
Collateral on securities loaned, at value	2,310,000
Total liabilities		6,135,221

Net Assets		$ 633,279,232
Net Assets consist of:
Paid in capital		$ 953,643,409
Undistributed net investment income		4,525,392
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(300,553,278)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(24,336,291)
Net Assets		$ 633,279,232

Initial Class: Net Asset Value, offering price and redemption price per share ($403,475,540 ÷ 34,442,948 shares)		$ 11.71

Service Class: Net Asset Value, offering price and redemption price per share ($188,317,575 ÷ 16,096,714 shares)		$ 11.70

Service Class 2: Net Asset Value, offering price and redemption price per share ($41,486,117 ÷ 3,565,562 shares)		$ 11.64

Statement of Operations

	Year ended December 31, 2002
Investment Income
Dividends		$ 9,244,701
Interest		1,294,838
Security lending		13,780
Total income		10,553,319

Expenses
Management fee	$ 4,583,230
Transfer agent fees	556,363
Distribution fees	341,811
Accounting and security lending fees	230,453
Non-interested trustees' compensation	2,877
Custodian fees and expenses	23,746
Audit	32,919
Legal	9,841
Miscellaneous	97,209
Total expenses before reductions	5,878,449
Expense reductions	(301,005)	5,577,444
Net investment income (loss)		4,975,875
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(112,122,160)
Foreign currency transactions	1,648
Futures contracts	(1,431,882)
Total net realized gain (loss)		(113,552,394)
Change in net unrealized appreciation (depreciation) on: Investment securities	(93,180,828)
Assets and liabilities in foreign currencies	7,957
Futures contracts	(1,963,685)
Total change in net unrealized appreciation (depreciation)		(95,136,556)
Net gain (loss)		(208,688,950)
Net increase (decrease) in net assets resulting from operations		$ (203,713,075)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,975,875	$ 8,185,900
Net realized gain (loss)	(113,552,394)	(149,504,018)
Change in net unrealized appreciation (depreciation)	(95,136,556)	(46,969,320)
Net increase (decrease) in net assets resulting from operations	(203,713,075)	(188,287,438)
Distributions to shareholders from net investment income	(8,515,304)	(4,056,791)
Share transactions - net increase (decrease)	(130,074,012)	(155,735,950)
Total increase (decrease) in net assets	(342,302,391)	(348,080,179)

Net Assets
Beginning of period	975,581,623	1,323,661,802
End of period (including undistributed net investment income of $4,525,392 and undistributed net investment income of $8,073,998, respectively)	$ 633,279,232	$ 975,581,623
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	4,073,344	2,148,249	2,793,837
Reinvested	418,938	154,434	23,984
Redeemed	(13,173,878)	(4,639,853)	(2,220,662)
Net increase (decrease)	(8,681,596)	(2,337,170)	597,159

Dollars Sold	$ 53,351,268	$ 28,729,746	$ 36,310,489
Reinvested	5,974,043	2,200,701	340,561
Redeemed	(170,612,111)	(58,753,780)	(27,614,929)
Net increase (decrease)	$ (111,286,800)	$ (27,823,333)	$ 9,036,121

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	9,904,497	3,240,124	2,152,732
Reinvested	181,161	44,864	5,704
Redeemed	(20,623,054)	(4,389,986)	(650,918)
Net increase (decrease)	(10,537,396)	(1,104,998)	1,507,518

Dollars Sold	$ 154,769,236	$ 50,526,723	$ 33,624,263
Reinvested	3,172,127	785,129	99,535
Redeemed	(321,562,633)	(67,420,661)	(9,729,669)
Net increase (decrease)	$ (163,621,270)	$ (16,108,809)	$ 23,994,129

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,974,042	$ 2,200,701	$ 340,561
From net realized gain	-	-	-
Total	$ 5,974,042	$ 2,200,701	$ 340,561

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 3,172,127	$ 785,129	$ 99,535
From net realized gain	-	-	-
Total	$ 3,172,127	$ 785,129	$ 99,535

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Income from Investment Operations
Net investment income (loss) C	.09	.12	.06	.27	.26
Net realized and unrealized gain (loss)	(3.37)	(2.67)	(3.77)	.66	4.29
Total from investment operations	(3.28)	(2.55)	(3.71)	.93	4.55
Distributions from net investment income	(.14)	(.06)	(.29)	(.23)	(.21)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)
Total distributions	(.14)	(.06)	(1.70)	(.66)	(.94)
Net asset value, end of period	$ 11.71	$ 15.13	$ 17.74	$ 23.15	$ 22.88
Total Return A, B	(21.84)%	(14.42)%	(17.07)%	4.27%	24.61%
Ratios to Average Net Assets D
Expenses before expense reductions	.70%	.69%	.68%	.69%	.71%
Expenses net of voluntary waivers, if any	.70%	.69%	.68%	.69%	.71%
Expenses net of all reductions	.66%	.67%	.66%	.68%	.70%
Net investment income (loss)	.68%	.79%	.31%	1.20%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 403,476	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011
Portfolio turnover rate	60%	89%	117%	42%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Income from Investment Operations
Net investment income (loss)C	.08	.11	.04	.25	.23
Net realized and unrealized gain (loss)	(3.37)	(2.67)	(3.76)	.66	4.30
Total from investment operations	(3.29)	(2.56)	(3.72)	.91	4.53
Distributions from net investment income	(.12)	(.04)	(.28)	(.22)	(.21)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)
Total distributions	(.12)	(.04)	(1.69)	(.65)	(.94)
Net asset value, end of period	$ 11.70	$ 15.11	$ 17.71	$ 23.12	$ 22.86
Total ReturnA,B	(21.92)%	(14.49)%	(17.13)%	4.18%	24.51%
Ratios to Average Net AssetsD
Expenses before expense reductions	.80%	.79%	.79%	.79%	.80%
Expenses net of voluntary waivers, if any	.80%	.79%	.79%	.79%	.80%
Expenses net of all reductions	.77%	.77%	.76%	.78%	.79%
Net investment income (loss)	.58%	.69%	.21%	1.09%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 188,318	$ 278,446	$ 345,960	$ 344,778	$ 149,496
Portfolio turnover rate	60%	89%	117%	42%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income (loss) E	.05	.08	.01
Net realized and unrealized gain (loss)	(3.34)	(2.66)	(3.34)
Total from investment operations	(3.29)	(2.58)	(3.33)
Distributions from net investment income	(.11)	(.06)	(.28)
Distributions from net realized gain	-	-	(1.41)
Total distributions	(.11)	(.06)	(1.69)
Net asset value, end of period	$ 11.64	$ 15.04	$ 17.68
Total Return B, C,D	(22.01)%	(14.64)%	(15.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	.97%	.95%	.95% A
Expenses net of voluntary waivers, if any	.97%	.95%	.95% A
Expenses net of all reductions	.94%	.93%	.93% A
Net investment income (loss)	.41%	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,486	$ 44,643	$ 25,827
Portfolio turnover rate	60%	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year, and past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Service Class 2	10.09%	7.26%	7.19%
LB Aggregate Bond	10.26%	7.54%	7.51%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.61%	6.50%	6.79%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the Lehman® Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Ford O'Neil, Portfolio Manager of Investment Grade Bond Portfolio

Q. How did the fund perform, Ford?

A. For the year ending December 31, 2002, the fund performed roughly in line with the Lehman Brothers Aggregate Bond Index, which returned 10.26%, and solidly outpaced the Lipper Inc. variable annuity intermediate investment grade debt funds average, which returned 8.61%.

Q. What drove investment-grade bonds during the past year?

A. It was a strong, albeit volatile period for bonds, which generally did well amid a favorable interest rate environment, spurred by sluggish economic growth, fears of deflation, lackluster corporate profits and slumping stock prices. Rates across the yield curve plunged to historically low levels during the first nine months of the year, as the prospects for Federal Reserve Board tightening diminished and concerns about corporate financial scandals and geopolitical unrest eroded investor confidence, sparking a strong flight to quality in government securities - namely Treasuries and agencies. Investors' aversion to riskier assets hurt corporate bonds, which also were plagued by widespread credit-quality downgrades. Yield spreads widened to record levels relative to Treasuries before they narrowed sharply during the fourth quarter in response to the Fed's half-point rate cut plus expectations for fiscal stimulus, an improved economic outlook and a stronger stock market. Mortgage securities performed well throughout the period despite increased volatility and higher prepayment activity, due to robust demand for high-quality, higher-yielding investments.

Q. Against this backdrop, what dictated fund results?

A. The fund's positioning in corporate bonds had the most influence on performance. While my decision to overweight corporates relative to the index rather than stronger-performing government issues curbed results for most of the year, it was a home run during the fourth quarter - particularly in November, one of the best months ever for corporates. Using the sector's volatility to our advantage and sticking with our investment process was key to our outperformance, as we generated strong excess returns by snapping up beaten-down BBB-rated telecommunications and media issues that rebounded strongly after we bought them in July and September. The fund fared reasonably well in corporates overall during the first three quarters of the period, which was important given the stiff headwind.

Q. What kept you in the ball game as corporates headed south?

A. Assuming a more conservative posture helped, given heightened credit risk and increased short-selling activity by institutional investors. Despite scaling back on corporates, security selection was the main driver of performance. While we weren't immune to troubled securities, good research, diversification and credit analysis - supported by thorough knowledge of company management teams - enabled us to own more of the right names, while avoiding several prominent issuers that were downgraded. This resource and information advantage helped us limit our downside versus the index and soundly beat our average Lipper peer. However, the fund was hurt by a few gas and electric utilities that stumbled badly, specifically those with unregulated subsidiaries engaged in energy trading and power production that were hampered by heavy debt and overcapacity. We offset some of these losses by overweighting strong-performing banks with solid balance sheets and scant credit problems.

Q. What can you tell us about your other key strategies?

A. Given how low interest rates had fallen, I decided to rotate some assets out of Treasuries, agencies and cash and into high-quality, higher-yielding mortgage and asset-backed securities based on their superior return potential. Although rates trended lower, the yield advantage gained from focusing on these sectors overwhelmed the rally in government bond prices. Moreover, while declining mortgage rates triggered another massive wave of mortgage refinancing during the summer, the fund benefited from my focus on securities with strong cash-flow protection characteristics that were less vulnerable to being prepaid. Newly issued current-coupon mortgages in the 4%-6% range helped performance, as did commercial mortgage-backed securities. With most of the market priced above par - or face value - holders of more seasoned, higher-coupon bonds experienced faster prepayments than anticipated, causing them to book a loss without the chance of gaining the additional interest income.

Q. What's your outlook?

A. I may consider purchasing additional corporate and mortgage securities when I feel the economic recovery is solidifying. At that point, a tighter monetary policy likely will ensue, which should cause short-term Treasury yields to rise, the curve to flatten, prepayment activity to slow, and corporates and mortgages to outperform - changes that could bode well for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks as high a level of current income as
is consistent with the preservation of capital

Start date: December 5, 1988

Size: as of December 31, 2002, more than
$2.0 billion

Manager: Ford O'Neil, since 2001; joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investment Summary

Quality Diversification (% of fund's net assets)
As of December 31, 2002
U.S. Governments 55.3%
AAA 5.9%
AA 2.9%
A 13.4%
BBB 16.1%
BB and Below 2.0%
Short-Term Investments and Net Other Assets 4.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of December 31, 2002
Years	5.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	15.4
Telecommunication Services	3.6
Utilities	3.2
Consumer Discretionary	3.0
Industrials	2.0

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.4%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.3%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	$ 4,645,000	$ 5,164,014
Media - 2.6%
AOL Time Warner, Inc.:
6.875% 5/1/12	7,141,000	7,541,639
7.7% 5/1/32	1,745,000	1,816,079
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	2,100,000	2,268,000
Comcast Cable Communications, Inc. 6.875% 6/15/09	5,000,000	5,319,465
Continental Cablevision, Inc.:
8.3% 5/15/06	810,000	877,463
9% 9/1/08	4,000,000	4,560,600
Cox Communications, Inc.:
7.125% 10/1/12	2,670,000	2,965,660
7.75% 11/1/10	3,700,000	4,214,134
News America Holdings, Inc. 7.75% 12/1/45	12,500,000	12,284,763
Shaw Communications, Inc. yankee 7.2% 12/15/11	2,000,000	1,729,374
TCI Communications, Inc. 9.8% 2/1/12	7,000,000	8,414,161
Time Warner, Inc. 8.18% 8/15/07	1,240,000	1,361,196
		53,352,534
TOTAL CONSUMER DISCRETIONARY		58,516,548
CONSUMER STAPLES - 0.9%
Food & Drug Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	2,285,000	2,504,723
Food Products - 0.2%
ConAgra Foods, Inc. 6.75% 9/15/11	3,870,000	4,400,805
Tobacco - 0.6%
Philip Morris Companies, Inc.:
7% 7/15/05	1,500,000	1,629,248
7.65% 7/1/08	5,000,000	5,767,245
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	2,205,000	2,300,529
7.75% 5/15/06	1,570,000	1,712,000
		11,409,022
TOTAL CONSUMER STAPLES		18,314,550

	Principal Amount	Value (Note 1)
ENERGY - 0.5%
Oil & Gas - 0.5%
Duke Energy Field Services LLC 7.875% 8/16/10	$ 4,000,000	$ 4,233,292
Pemex Project Funding Master Trust:
7.375% 12/15/14 (c)	4,500,000	4,612,500
7.875% 2/1/09 (c)	1,200,000	1,290,000
The Coastal Corp. 7.75% 10/15/35	1,355,000	894,300
		11,030,092
FINANCIALS - 14.9%
Banks - 2.3%
Bank of America Corp. 4.75% 10/15/06	2,035,000	2,153,590
Bank of Montreal 6.1% 9/15/05	3,000,000	3,242,571
Bank One Corp. 6.5% 2/1/06	1,245,000	1,375,256
BankBoston Corp. 6.625% 12/1/05	4,420,000	4,838,777
Capital One Bank:
6.5% 7/30/04	2,763,000	2,702,192
6.875% 2/1/06	1,200,000	1,160,942
First Union Corp. 7.55% 8/18/05	1,055,000	1,188,691
Fleet Financial Group, Inc. 7.125% 4/15/06	980,000	1,085,504
FleetBoston Financial Corp. 7.25% 9/15/05	1,695,000	1,876,836
HSBC Holdings PLC 5.25% 12/12/12	1,500,000	1,537,469
Korea Development Bank 7.375% 9/17/04	1,320,000	1,428,101
MBNA Corp.:
6.25% 1/17/07	1,905,000	1,988,635
6.34% 6/2/03	350,000	355,704
7.5% 3/15/12	3,005,000	3,230,630
Merita Bank Ltd. yankee 6.5% 1/15/06	1,500,000	1,633,305
PNC Funding Corp. 5.75% 8/1/06	4,440,000	4,752,811
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	1,750,000	2,025,487
8.817% 3/31/49	1,640,000	1,840,674
Union Planters Corp. 6.75% 11/1/05	400,000	439,853
Washington Mutual Bank 6.875% 6/15/11	3,000,000	3,363,843
Washington Mutual, Inc. 5.625% 1/15/07	3,955,000	4,232,416
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	900,000	1,071,031
		47,524,318
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - 11.1%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	$ 625,000	$ 685,151
Alliance Capital Management LP 5.625% 8/15/06	2,475,000	2,605,381
American General Finance Corp. 5.875% 7/14/06	5,400,000	5,812,857
Amvescap PLC yankee 6.6% 5/15/05	5,100,000	5,504,818
Associates Corp. of North America 6% 7/15/05	2,500,000	2,696,393
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	1,100,000	1,254,514
Capital One Financial Corp.:
7.125% 8/1/08	1,290,000	1,194,659
7.25% 5/1/06	5,000,000	4,799,060
CIT Group, Inc.:
5.5% 2/15/04	500,000	511,292
7.75% 4/2/12	4,125,000	4,633,010
Citigroup, Inc. 5.625% 8/27/12	3,600,000	3,785,335
Countrywide Home Loans, Inc.:
5.5% 8/1/06	4,500,000	4,784,873
5.5% 2/1/07	2,500,000	2,654,390
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	2,000,000	2,141,956
6.5% 1/15/12	1,520,000	1,624,514
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	315,000	314,674
7.92% 5/18/12	3,700,000	3,085,323
Deutsche Telekom International Finance BV:
8.25% 6/15/05	4,000,000	4,373,624
8.75% 6/15/30	10,750,000	12,417,873
Ford Motor Credit Co.:
5.8% 1/12/09	5,065,000	4,697,757
6.5% 1/25/07	4,710,000	4,652,156
6.875% 2/1/06	4,600,000	4,608,059
7.875% 6/15/10	3,500,000	3,521,924
General Electric Capital Corp. 6% 6/15/12	8,045,000	8,685,985

	Principal Amount	Value (Note 1)
General Motors Acceptance Corp.:
6.75% 1/15/06	$ 4,660,000	$ 4,825,994
7.5% 7/15/05	500,000	526,543
7.75% 1/19/10	5,650,000	5,914,929
Goldman Sachs Group, Inc.:
5.7% 9/1/12	2,935,000	3,066,195
6.6% 1/15/12	4,925,000	5,442,100
Household Finance Corp.:
6.375% 10/15/11	5,290,000	5,530,732
6.375% 11/27/12	2,635,000	2,750,761
6.5% 1/24/06	605,000	644,278
6.75% 5/15/11	4,000,000	4,264,756
7% 5/15/12	840,000	920,043
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	9,640,000	11,856,410
ING Capital Funding Trust III 8.439% 12/31/10	2,050,000	2,383,814
J.P. Morgan Chase & Co.:
5.35% 3/1/07	2,415,000	2,554,587
5.625% 8/15/06	1,065,000	1,139,317
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	1,425,000	1,558,005
6.625% 1/18/12	7,500,000	8,301,225
Mellon Funding Corp. 7.5% 6/15/05	5,650,000	6,342,583
Merrill Lynch & Co., Inc. 4% 11/15/07	7,475,000	7,551,275
Morgan Stanley 6.6% 4/1/12	5,695,000	6,311,865
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	3,970,000	4,172,847
NiSource Finance Corp.:
7.625% 11/15/05	3,745,000	3,911,495
7.875% 11/15/10	4,360,000	4,791,758
Petronas Capital Ltd. 7% 5/22/12 (c)	12,280,000	13,500,325
Popular North America, Inc. 6.125% 10/15/06	3,235,000	3,500,412
Sprint Capital Corp.:
6.875% 11/15/28	2,040,000	1,642,200
7.125% 1/30/06	1,480,000	1,465,200
TCI Communications Financing III 9.65% 3/31/27	1,500,000	1,380,248
TXU Eastern Funding yankee 6.75% 5/15/09 (a)	785,000	74,575
Verizon Global Funding Corp.:
7.25% 12/1/10	5,500,000	6,250,926
7.375% 9/1/12	2,335,000	2,686,509
Verizon Wireless Capital LLC 5.375% 12/15/06	8,850,000	9,245,471
		225,552,956
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Insurance - 0.3%
MetLife, Inc. 5.375% 12/15/12	$ 800,000	$ 826,404
Principal Life Global Funding I:
5.125% 6/28/07 (c)	3,000,000	3,162,141
6.25% 2/15/12 (c)	1,350,000	1,430,988
		5,419,533
Real Estate - 1.2%
Arden Realty LP 7% 11/15/07	5,000,000	5,432,100
AvalonBay Communities, Inc. 5% 8/1/07	2,315,000	2,330,263
Boston Properties, Inc. 6.25% 1/15/13 (c)	3,000,000	3,046,200
Cabot Industrial Property LP 7.125% 5/1/04	1,430,000	1,486,890
CenterPoint Properties Trust 6.75% 4/1/05	510,000	548,849
Duke Realty LP 7.3% 6/30/03	1,500,000	1,535,541
EOP Operating LP:
6.5% 1/15/04	1,610,000	1,663,112
6.625% 2/15/05	4,500,000	4,770,617
ERP Operating LP 7.1% 6/23/04	1,000,000	1,057,852
Mack-Cali Realty LP 7.75% 2/15/11	2,700,000	3,037,883
ProLogis Trust 6.7% 4/15/04	460,000	479,195
		25,388,502
TOTAL FINANCIALS		303,885,309
INDUSTRIALS - 1.9%
Aerospace & Defense - 0.8%
Lockheed Martin Corp. 8.2% 12/1/09	2,000,000	2,471,616
Raytheon Co.:
5.5% 11/15/12	1,500,000	1,521,546
5.7% 11/1/03	1,800,000	1,835,426
8.2% 3/1/06	9,400,000	10,561,144
		16,389,732
Airlines - 0.0%
Delta Air Lines, Inc. equipment trust certificates 8.54% 1/2/07	317,398	231,812
Industrial Conglomerates - 0.5%
Tyco International Group SA yankee 6.75% 2/15/11	11,000,000	10,395,000

	Principal Amount	Value (Note 1)
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	$ 3,000,000	$ 3,124,890
CSX Corp. 7.95% 5/1/27	4,000,000	4,907,684
Norfolk Southern Corp. 7.25% 2/15/31	2,800,000	3,254,821
		11,287,395
TOTAL INDUSTRIALS		38,303,939
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.2%
Motorola, Inc.:
6.75% 2/1/06	2,000,000	2,070,000
8% 11/1/11	1,685,000	1,743,975
		3,813,975
Computers & Peripherals - 0.3%
Hewlett-Packard Co. 6.5% 7/1/12	4,805,000	5,332,632
TOTAL INFORMATION TECHNOLOGY		9,146,607
MATERIALS - 0.2%
Metals & Mining - 0.1%
Falconbridge Ltd. yankee 7.35% 6/5/12	1,900,000	1,968,153
Paper & Forest Products - 0.1%
Weyerhaeuser Co. 6.75% 3/15/12	1,675,000	1,826,316
TOTAL MATERIALS		3,794,469
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
AT&T Corp.:
6.5% 3/15/13	7,080,000	7,102,139
7.8% 11/15/11	1,915,000	2,093,106
Cable & Wireless Optus Finance Property Ltd. 8.125% 6/15/09 (c)	1,700,000	1,918,049
Citizens Communications Co. 8.5% 5/15/06	7,750,000	8,582,311
France Telecom SA 9.25% 3/1/11	7,700,000	8,903,279
Koninklijke KPN NV yankee 8% 10/1/10	9,500,000	11,125,213
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	965,000	1,021,715
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 7.75% 9/15/10	$ 5,000,000	$ 5,780,075
Telefonos de Mexico SA de CV 8.25% 1/26/06	3,500,000	3,832,500
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09 (a)	2,858,000	64,305
7.7% 7/20/29 (a)	1,066,000	23,985
TELUS Corp. yankee:
7.5% 6/1/07	4,830,000	4,685,100
8% 6/1/11	3,150,000	3,024,000
Verizon New York, Inc. 7.375% 4/1/32	1,570,000	1,815,509
		59,971,286
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	1,500,000	1,545,000
7.875% 3/1/11	4,250,000	4,271,250
8.75% 3/1/31	3,455,000	3,385,900
Cingular Wireless LLC 5.625% 12/15/06	2,000,000	2,102,728
		11,304,878
TOTAL TELECOMMUNICATION SERVICES		71,276,164
UTILITIES - 3.1%
Electric Utilities - 1.8%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (c)	4,300,000	2,752,000
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	1,500,000	1,305,000
7.05% 12/11/07 (c)	3,000,000	2,700,000
Constellation Energy Group, Inc.:
6.125% 9/1/09	330,000	337,448
7% 4/1/12	1,410,000	1,481,920
Detroit Edison Co. 6.125% 10/1/10	2,350,000	2,588,419
Dominion Resources, Inc. 6.25% 6/30/12	2,825,000	2,988,285
Duke Capital Corp. 6.75% 2/15/32	362,000	283,269
FirstEnergy Corp. 6.45% 11/15/11	2,930,000	2,914,890
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	325,000	294,091

	Principal Amount	Value (Note 1)
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07 (c)	$ 1,795,000	$ 1,804,745
5.875% 10/1/12 (c)	1,955,000	1,981,844
Monongahela Power Co. 5% 10/1/06	1,890,000	1,824,908
Oncor Electric Delivery Co. 6.375% 1/15/15 (c)	2,230,000	2,273,485
Public Service Co. of Colorado 7.875% 10/1/12 (c)	2,470,000	2,757,246
Reliant Energy Resources Corp. 8.125% 7/15/05	1,000,000	921,587
TECO Energy, Inc. 7% 5/1/12	9,125,000	7,665,000
TXU Corp. 6.375% 6/15/06	950,000	869,250
		37,743,387
Gas Utilities - 1.2%
Consolidated Natural Gas Co.:
5.375% 11/1/06	2,190,000	2,315,021
6.85% 4/15/11	445,000	496,761
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	1,740,000	1,951,020
7.3% 8/15/33	5,950,000	6,378,787
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	4,370,000	4,738,391
Sempra Energy 7.95% 3/1/10	345,000	393,393
Tennessee Gas Pipeline Co. 6% 12/15/11	6,115,000	5,136,600
Texas Eastern Transmission Corp.:
5.25% 7/15/07	805,000	826,806
7.3% 12/1/10	1,270,000	1,403,497
		23,640,276
Multi-Utilities & Unregulated Power - 0.1%
Williams Companies, Inc.:
7.125% 9/1/11	2,990,000	1,958,450
7.5% 1/15/31	1,105,000	690,625
		2,649,075
TOTAL UTILITIES		64,032,738
TOTAL NONCONVERTIBLE BONDS (Cost $545,082,285)		578,300,416
U.S. Government and Government Agency Obligations - 13.9%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 4.9%
Fannie Mae:
5% 1/15/07	$ 24,907,000	$ 26,998,067
5.125% 2/13/04	4,000,000	4,167,512
5.25% 4/15/07	21,980,000	24,063,396
Freddie Mac:
3.5% 9/15/07	19,750,000	20,161,412
3.75% 4/15/04	10,000	10,297
5.75% 3/15/09	4,300,000	4,828,565
5.75% 1/15/12	7,740,000	8,612,290
5.875% 3/21/11	7,205,000	7,901,659
6.25% 7/15/32	1,001,000	1,133,959
6.75% 3/15/31	1,479,000	1,768,752
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	997,057	1,117,711
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	1,778	1,834
Series 1993-D, 5.23% 5/15/05	4,255	4,470
Series 1994-A, 7.12% 4/15/06	3,831	4,124
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	3,738	4,061
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	1,176	1,181
Private Export Funding Corp. secured:
5.65% 3/15/03	20,250	20,365
6.86% 4/30/04	343,775	360,053
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		101,159,708
U.S. Treasury Obligations - 9.0%
U.S. Treasury Bonds:
6.25% 5/15/30	103,195,000	123,491,393
8% 11/15/21	890,000	1,240,090

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
3.375% 4/30/04	$ 6,000,000	$ 6,162,420
5.75% 11/15/05	7,016,000	7,755,697
6.5% 2/15/10	16,375,000	19,573,234
6.75% 5/15/05	22,100,000	24,638,914
TOTAL U.S. TREASURY OBLIGATIONS		182,861,748
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $273,496,417)		284,021,456
U.S. Government Agency - Mortgage Securities - 40.1%

Fannie Mae - 28.0%
5.5% 8/1/14 to 12/1/14	20,851,130	21,810,469
5.5% 1/1/18 to 1/14/33 (d)	176,327,376	181,135,227
6% 2/1/13 to 1/1/29	25,687,836	26,880,495
6% 1/1/33 (d)	92,018,237	95,181,364
6.5% 2/1/10 to 11/1/32	158,828,185	165,801,089
6.5% 1/1/33 to 1/14/33 (d)	54,467,825	56,731,644
7% 3/1/15 to 6/1/31	8,600,191	9,087,819
7.5% 7/1/07 to 11/1/31	14,091,792	15,005,338
8% 3/1/30	12,421	13,391
8.5% 3/1/25 to 6/1/25	8,765	9,514
TOTAL FANNIE MAE		571,656,350
Freddie Mac - 0.1%
8.5% 3/1/20 to 1/1/28	1,048,494	1,136,362
Government National Mortgage Association - 12.0%
6% 8/15/08 to 8/15/29	13,679,956	14,329,747
6% 1/1/33 (d)	45,925,601	47,805,680
6.5% 10/15/27 to 8/15/32	8,484,146	8,928,918
7% 1/15/28 to 7/15/32	139,609,900	148,062,317
7% 1/1/33 (d)	20,568,244	21,783,056
7.5% 3/15/06 to 10/15/28	3,130,170	3,354,172
8% 2/15/17	66,568	73,074
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		244,336,964
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $800,484,598)		817,129,676
Asset-Backed Securities - 3.1%
	Principal Amount	Value (Note 1)
American Express Credit Account Master Trust 6.1% 12/15/06	$ 1,500,000	$ 1,586,445
Capital One Master Trust 5.45% 3/16/09	4,000,000	4,322,040
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	686,820	707,013
5.07% 2/15/08	4,900,000	5,163,375
Citibank Credit Card Issuance Trust 4.1% 12/7/06	5,000,000	5,204,350
Discover Card Master Trust I 5.75% 12/15/08	7,000,000	7,659,614
Ford Credit Auto Owner Trust:
5.54% 12/15/05	1,400,000	1,463,476
5.71% 9/15/05	755,000	792,626
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	2,852,601	2,907,470
5.09% 10/18/06	1,640,000	1,710,061
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	4,875,000	5,224,629
JCPenney Master Credit Card Trust 5.5% 6/15/07	7,000,000	7,211,610
MBNA Credit Card Master Note Trust:
1.78% 1/15/09 (e)	12,100,000	12,051,836
5.75% 10/15/08	1,800,000	1,967,044
Railcar Trust 7.75% 6/1/04	211,120	220,950
Sears Credit Account Master Trust II:
6.75% 9/16/09	2,255,000	2,497,134
7.5% 11/15/07	1,300,000	1,353,170
TOTAL ASSET-BACKED SECURITIES (Cost $59,189,730)		62,042,843
Commercial Mortgage Securities - 2.5%

Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust sequential pay Series 1999-1 Class A2, 7.439% 8/15/31	5,000,000	5,887,500
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (c)	3,481,298	3,765,785
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	2,075,000	2,336,087
Series 2000-C1 Class A2, 7.545% 4/14/62	1,100,000	1,312,136
Series 1997-C2 Class D, 7.27% 1/17/35	720,000	796,296
Series 1998-C1 Class C, 6.78% 5/17/40	5,000,000	5,552,300
Series 2001-CKN5 Class AX, 1.0973% 9/15/34 (c)(e)(g)	32,280,773	2,462,119

	Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	$ 3,000,000	$ 3,594,768
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	500,000	561,735
Class C1, 7.52% 5/15/06 (c)	500,000	562,214
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (c)	3,470,084	3,640,184
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (e)	245,000	234,894
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	3,745,000	4,476,773
LB-UBS Commercial Mortgage Trust sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	2,180,000	2,642,909
Series 2001-C3 Class A1, 6.058% 6/15/20	5,732,015	6,230,575
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (c)	2,600,000	2,430,188
Class C, 4.13% 11/20/37 (c)	2,600,000	2,320,500
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (c)	2,500,000	2,775,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $47,678,878)		51,582,744
Foreign Government and Government Agency Obligations - 1.8%

British Columbia Province yankee 7% 1/15/03	500,000	500,672
Chilean Republic:
6.875% 4/28/09	2,300,000	2,513,831
7.125% 1/11/12	8,520,000	9,648,900
Malaysian Government 7.5% 7/15/11	1,890,000	2,186,494
Polish Government 6.25% 7/3/12	4,405,000	4,889,550
Quebec Province 7% 1/30/07	1,000,000	1,142,400
United Mexican States:
7.5% 1/14/12	5,000,000	5,362,500
8% 9/24/22	8,000,000	8,280,000
9.875% 2/1/10	2,290,000	2,811,204
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $34,180,530)		37,335,551
Supranational Obligations - 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $1,706,548)	1,725,000	1,808,400
Fixed-Income Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Ultra-Short Central Fund (f) (Cost $145,000,041)	1,455,301	$ 144,380,402
Cash Equivalents - 22.1%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.25%, dated 12/31/02 due 1/2/03) (Cost $450,262,000)	$ 450,293,388	450,262,000
TOTAL INVESTMENT PORTFOLIO - 119.1% (Cost $2,357,081,027)	2,426,863,488
NET OTHER ASSETS - (19.1)%	(389,221,541)
NET ASSETS - 100%	$ 2,037,641,947
Legend
(a) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $80,627,072 or 4.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $3,684,839,811 and $3,201,848,732, respectively, of which long-term U.S. government and government agency obligations aggregated $3,120,829,780 and $2,788,455,929, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $4,500,667. The weighted average interest rate was 1.62%. Interest earned from the interfund lending program amounted to $2,424 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $7,787,760 and repurchase agreements of $450,262,000) (cost $2,357,081,027) - See accompanying schedule		$ 2,426,863,488
Cash		30,470
Receivable for fund shares sold		4,393,803
Interest receivable		16,864,014
Total assets		2,448,151,775

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 400,048,598
Payable for fund shares redeemed	1,516,805
Accrued management fee	722,693
Distribution fees payable	13,931
Other payables and accrued expenses	264,120
Collateral on securities loaned, at value	7,943,681
Total liabilities		410,509,828

Net Assets		$ 2,037,641,947
Net Assets consist of:
Paid in capital		$ 1,857,656,968
Undistributed net investment income		82,446,651
Accumulated undistributed net realized gain (loss) on investments		27,755,867
Net unrealized appreciation (depreciation) on investments		69,782,461
Net Assets		$ 2,037,641,947
Initial Class: Net Asset Value, offering price and redemption price per share ($1,965,036,074 ÷ 143,424,337 shares)		$ 13.70

Service Class: Net Asset Value, offering price and redemption price per share ($975,329 ÷ 71,406 shares)		$ 13.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($71,630,544 ÷ 5,278,254 shares)		$ 13.57

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 91,237,546
Security lending		31,192
Total income		91,268,738

Expenses
Management fee	$ 7,489,189
Transfer agent fees	1,199,140
Distribution fees	114,153
Accounting and security lending fees	379,634
Non-interested trustees' compensation	6,213
Custodian fees and expenses	95,669
Audit	57,320
Legal	6,659
Miscellaneous	110,643
Total expenses before reductions	9,458,620
Expense reductions	(24,339)	9,434,281
Net investment income (loss)		81,834,457
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		32,349,066
Change in net unrealized appreciation (depreciation) on investment securities		59,508,829
Net gain (loss)		91,857,895
Net increase (decrease) in net assets resulting from operations		$ 173,692,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 81,834,457	$ 60,422,321
Net realized gain (loss)	32,349,066	18,264,143
Change in net unrealized appreciation (depreciation)	59,508,829	2,695,000
Net increase (decrease) in net assets resulting from operations	173,692,352	81,381,464
Distributions to shareholders from net investment income	(58,817,521)	(42,039,084)
Share transactions - net increase (decrease)	458,501,562	684,676,925
Total increase (decrease) in net assets	573,376,393	724,019,305

Net Assets
Beginning of period	1,464,265,554	740,246,249
End of period (including undistributed net investment income of $82,446,651 and undistributed net investment income of $59,683,304, respectively)	$ 2,037,641,947	$ 1,464,265,554
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	65,347,675	145,315	7,935,513
Reinvested	4,614,396	357	68,663
Redeemed	(38,454,755)	(83,223)	(4,147,148)
Net increase (decrease)	31,507,316	62,449	3,857,028

Dollars Sold	$ 848,704,131	$ 1,843,036	$ 102,465,637
Reinvested	57,956,815	4,479	856,227
Redeemed	(498,597,688)	(1,048,248)	(53,682,827)
Net increase (decrease)	$ 408,063,258	$ 799,267	$ 49,639,037

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	76,499,188	-	1,835,171
Reinvested	3,464,378	483	3,730
Redeemed	(26,813,346)	-	(435,939)
Net increase (decrease)	53,150,220	483	1,402,962

Dollars Sold	$ 964,627,665	$ -	$ 23,132,398
Reinvested	41,988,258	5,847	44,979
Redeemed	(339,570,756)	-	(5,551,466)
Net increase (decrease)	$ 667,045,167	$ 5,847	$ 17,625,911

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 57,956,815	$ 4,479	$ 856,227

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 41,988,258	$ 5,847	$ 44,979

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 12.59	$ 12.16	$ 12.96	$ 12.56
Income from Investment Operations
Net investment income (loss) C	.610	.685 E	.771	.743	.725
Net realized and unrealized gain (loss)	.680	.335 E	.499	(.873)	.335
Total from investment operations	1.290	1.020	1.270	(.130)	1.060
Distributions from net investment income	(.510)	(.690)	(.840)	(.510)	(.590)
Distributions from net realized gain	-	-	-	(.160)	(.070)
Total distributions	(.510)	(.690)	(.840)	(.670)	(.660)
Net asset value, end of period	$ 13.70	$ 12.92	$ 12.59	$ 12.16	$ 12.96
Total Return A, B	10.34%	8.46%	11.22%	(1.05)%	8.85%
Ratios to Average Net Assets D
Expenses before expense reductions	.54%	.54%	.54%	.54%	.57%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.54%	.57%
Expenses net of all reductions	.53%	.54%	.54%	.54%	.57%
Net investment income (loss)	4.71%	5.47% E	6.50%	6.07%	5.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,965,036	$ 1,445,925	$ 739,911	$ 658,852	$ 674,813
Portfolio turnover rate	192%	278%	154%	87%	239%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.89	$ 12.58	$ 11.80
Income from Investment Operations
Net investment income (loss) E	.591	.674 H	.377
Net realized and unrealized gain (loss)	.679	.326 H	.403
Total from investment operations	1.270	1.000	.780
Distributions from net investment income	(.500)	(.690)	-
Net asset value, end of period	$ 13.66	$ 12.89	$ 12.58
Total Return B, C, D	10.20%	8.30%	6.61%
Ratios to Average Net Assets G
Expenses before expense reductions	.64%	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64%	.64% A
Expenses net of all reductions	.64%	.64%	.64% A
Net investment income (loss)	4.60%	5.37% H	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 975	$ 115	$ 107
Portfolio turnover rate	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 12.54	$ 12.06
Income from Investment Operations
Net investment income (loss) E	.571	.643 H	.686
Net realized and unrealized gain (loss)	.679	.327 H	.634
Total from investment operations	1.250	.970	1.320
Distributions from net investment income	(.500)	(.690)	(.840)
Net asset value, end of period	$ 13.57	$ 12.82	$ 12.54
Total Return B, C, D	10.09%	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.82%	1.75% A
Expenses net of voluntary waivers, if any	.79%	.82%	1.05% A
Expenses net of all reductions	.79%	.82%	1.05% A
Net investment income (loss)	4.45%	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,631	$ 18,225	$ 229
Portfolio turnover rate	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity® VIP: Mid Cap - Service Class 2	-10.02%	15.42%
S&P® MidCap 400	-14.51%	4.82%
Variable Annuity Mid-Cap Funds Average	-24.38%	n/a*
Variable Annuity Mid-Cap Core Funds Average	-17.42%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Mid Cap Portfolio - Service Class 2 on December 28, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P MidCap 400 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. For the 12-month period that ended on December 31, 2002, the fund outperformed both the Standard & Poor's MidCap 400 Index, which fell 14.51%, and the variable annuity mid-cap funds average monitored by Lipper Inc., which declined 24.38% for the comparable period.

Q. What enabled you to outpace these performance benchmarks?

A. It was principally the fund's defensive positioning that helped us beat the indexes. In particular, the fund's large overweighting in gold and mining stocks provided the best protection from the continuing weakness of the broader market. With interest rates at such low levels during the year, the opportunity cost of owning gold was extremely low as the dollar was weakening and the price of gold was generally stable or increasing. This environment generally helped drive the earnings and valuations of gold mining stocks higher. I also maintained an underweighted position in technology-related stocks and thus avoided this still-troubled sector, which continued to feel the stresses of excess capacity and uncertain demand. On the down side, overall performance during the year was hurt by the fund's underweighted exposure to bank stocks, which generally did well as a result of falling short-term interest rates and their broadening spread against bank lending rates. Inauspicious stock selection in the health care equipment and services sector also detracted from results.

Q. Did you make any significant changes to this defensive investment strategy during the period?

A. No, there weren't any major overhauls. I generally felt comfortable with the fund's defensive positioning and did little to alter the general structure of the portfolio. There was a lot of turnover in the portfolio, however, which is generally my style. I tend to tinker at the margins and reduce or eliminate positions if accounting problems surface, I lose confidence in management or debt levels creep up too high. Sometimes I just take money off the table if the stock price gets too rich. The point of all this turnover activity is to avoid company-specific blow-ups.

Q. Which stocks gave the fund the biggest lift?

A. Five of the fund's top seven contributors were gold and mining stocks. These included Meridian Gold, Newmont Mining, Harmony Gold Mining, Agnico-Eagle Mines and Kinross Gold. With the exception of Harmony Gold, a U.K.-listed company with mines in South Africa, I tried to isolate political risk by investing mainly in the stocks of North American companies. I also tried to avoid the companies that hedge their limited supplies of gold with derivative instruments, and thus would not benefit as directly from increases in the price of the commodity as those without such derivatives. A number of health care-related names also supported performance based on their revenue growth, dominant market shares and solid returns on capital. Good examples would be Charles River Labs, which supplies laboratory rats for medical research, and Bio Rad Labs, which makes test kits for "Mad Cow Disease." Other investments that worked well were Wendy's, the fast-food chain, which distinguished itself with customer service improvements, and PETsMART, which benefited from consumers' ongoing willingness to spend on the care of their pets.

Q. What were the holdings that didn't do as well?

A. The biggest disappointment came from a single stock, Alpharma, which appeared to be an attractively priced drug maker poised for strong growth. However, the company subsequently had manufacturing problems in its drug business, and its animal health business suffered competitive setbacks. These issues led to much slower earnings growth than I'd expected, and the company's stock price contracted. Another disappointment was TXU, a U.S. utility company whose equity valuation depreciated sharply in response to the poor showing of a business it had established in the U.K.'s competitive utility market.

Q. What's your near-term outlook, Tom?

A. I'm still cautious. The consumer really hasn't backed off from spending in the past dozen years. While I'm not suggesting a doomsday scenario, my concern is that consumers have purchased a lot of new homes and cars during this time, and it's not unreasonable to expect that at some point they might decide to pay off some of that debt and therefore spend a little less. If that happens, then earnings estimates may be a bit too high. There's also a lot of debt elsewhere in the economy - in corporate America and increasingly at the federal government level. So in an environment where revenues may be slowing, that means that the water might not cover all the rocks and some boats might hit the reef. That's why I'm cautious and will continue to patiently invest, keeping an eye open for high-quality companies that can grow in any environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalization

Start date: December 28, 1998

Size: as of December 31, 2002, more than $1.3 billion.

Manager: Thomas Allen, since 2001; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Newmont Mining Corp. Holding Co.	5.8
Meridian Gold, Inc.	4.2
Invitrogen Corp.	2.4
IMS Health, Inc.	1.9
Symbol Technologies, Inc.	1.9
16.2
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Materials	19.2
Health Care	14.9
Energy	13.7
Consumer Discretionary	10.3
Industrials	8.8
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	87.4%
Short-Term Investments and Net Other Assets	12.6%

* Foreign investments	17.5%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 87.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.1%
Gentex Corp. (a)	26,900	$ 851,116
IMPCO Technologies, Inc.	100	469
Superior Industries International, Inc.	26,000	1,075,360
		1,926,945
Automobiles - 0.0%
Monaco Coach Corp. (a)	100	1,655
Distributors - 0.0%
Advanced Marketing Services, Inc.	5,800	85,260
Hotels, Restaurants & Leisure - 2.0%
Outback Steakhouse, Inc.	385,000	13,259,400
P.F. Chang's China Bistro, Inc. (a)	100	3,630
Sonic Corp. (a)	694,750	14,235,428
Starbucks Corp. (a)	100	2,038
		27,500,496
Household Durables - 0.2%
Clayton Homes, Inc.	100	1,218
Garmin Ltd. (a)	87,000	2,549,100
Harman International Industries, Inc.	100	5,950
Lennar Corp.	100	5,160
Mohawk Industries, Inc. (a)	100	5,695
		2,567,123
Internet & Catalog Retail - 0.0%
1-800-FLOWERS.com, Inc. Class A (a)	100	625
eBay, Inc. (a)	1,900	128,858
GSI Commerce, Inc. (a)	100	365
J. Jill Group, Inc. (a)	100	1,398
NetFlix, Inc.	200	2,202
USA Interactive (a)	100	2,292
		135,740
Leisure Equipment & Products - 0.4%
Leapfrog Enterprises, Inc. Class A	100	2,515
Oakley, Inc. (a)	521,200	5,352,724
Polaris Industries, Inc.	100	5,860
		5,361,099
Media - 1.0%
Catalina Marketing Corp. (a)	583,400	10,792,900
E.W. Scripps Co. Class A	100	7,695
EchoStar Communications Corp. Class A (a)	100	2,226
Entercom Communications Corp. Class A (a)	100	4,692
Entravision Communications Corp. Class A (a)	100	998
General Motors Corp. Class H (a)	100	1,070
Getty Images, Inc. (a)	100	3,055
Grupo Televisa SA de CV sponsored ADR (a)	69,700	1,946,721
Pixar (a)	3,500	185,465
Radio One, Inc. Class A (a)	100	1,462

	Shares	Value (Note 1)
Reader's Digest Association, Inc. (non-vtg.)	42,700	$ 644,770
Scholastic Corp. (a)	100	3,595
TiVo, Inc. (a)	100	523
Univision Communications, Inc. Class A (a)	100	2,450
Washington Post Co. Class B	100	73,800
		13,671,422
Multiline Retail - 0.5%
99 Cents Only Stores (a)	258,400	6,940,624
Big Lots, Inc. (a)	100	1,323
Costco Wholesale Corp. (a)	100	2,806
Kohl's Corp. (a)	100	5,595
		6,950,348
Specialty Retail - 4.7%
AC Moore Arts & Crafts, Inc. (a)	359,400	4,567,974
AutoZone, Inc. (a)	157,700	11,141,505
Bed Bath & Beyond, Inc. (a)	100	3,453
Best Buy Co., Inc. (a)	200	4,830
Blockbuster, Inc. Class A	134,000	1,641,500
Carmax, Inc. (a)	806,200	14,414,856
CDW Computer Centers, Inc. (a)	100	4,385
Chico's FAS, Inc. (a)	100	1,891
Christopher & Banks Corp. (a)	22,100	458,575
Claire's Stores, Inc.	123,300	2,721,231
Cost Plus, Inc. (a)	26,900	771,223
Gart Sports Co. (a)	100	1,935
Hot Topic, Inc. (a)	503,500	11,520,080
Michaels Stores, Inc. (a)	3,500	109,550
Movie Gallery, Inc. (a)	192,900	2,507,700
PETsMART, Inc. (a)	355,000	6,081,150
Ross Stores, Inc.	156,300	6,625,557
Staples, Inc. (a)	100	1,830
Talbots, Inc.	100	2,753
Tiffany & Co., Inc.	100	2,391
Too, Inc. (a)	168,100	3,953,712
Weight Watchers International, Inc. (a)	100	4,597
Williams-Sonoma, Inc. (a)	200	5,430
		66,548,108
Textiles Apparel & Luxury Goods - 1.4%
Coach, Inc. (a)	100	3,292
Columbia Sportswear Co. (a)	384,200	17,066,164
DHB Industries, Inc. (a)	100	166
Fossil, Inc. (a)	145,300	2,955,402
Liz Claiborne, Inc.	100	2,965
Quiksilver, Inc. (a)	100	2,666
Vans, Inc. (a)	100	568
		20,031,223
TOTAL CONSUMER DISCRETIONARY		144,779,419
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 3.4%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a)	100	$ 1,430
Grupo Modelo SA de CV Series C	100	245
		1,675
Food & Drug Retailing - 0.0%
United Natural Foods, Inc. (a)	100	2,535
Whole Foods Market, Inc. (a)	3,300	174,009
		176,544
Food Products - 3.4%
Central Garden & Pet Co. Class A (a)	100	1,851
Dean Foods Co. (a)	143,500	5,323,850
Fresh Del Monte Produce, Inc.	291,800	5,517,938
Green Mountain Coffee, Inc. (a)	185,100	2,796,861
Hershey Foods Corp.	383,800	25,883,472
Horizon Organic Holding Corp. (a)	100	1,619
McCormick & Co., Inc. (non-vtg.)	327,500	7,598,000
Riviana Foods, Inc.	24,700	667,419
Sensient Technologies Corp.	100	2,247
		47,793,257
Personal Products - 0.0%
Alberto-Culver Co. Class A	100	4,859
TOTAL CONSUMER STAPLES		47,976,335
ENERGY - 13.7%
Energy Equipment & Services - 7.8%
BJ Services Co. (a)	529,810	17,118,161
Carbo Ceramics, Inc.	120,100	4,047,370
ENSCO International, Inc.	157,110	4,626,890
Global Industries Ltd. (a)	440,200	1,835,634
GlobalSantaFe Corp.	371,750	9,040,960
Grant Prideco, Inc. (a)	136,600	1,590,024
National-Oilwell, Inc. (a)	588,600	12,855,024
Oceaneering International, Inc. (a)	772,900	19,121,546
Pride International, Inc. (a)	519,500	7,740,550
Smith International, Inc. (a)	233,890	7,629,492
Tidewater, Inc.	468,050	14,556,355
Varco International, Inc. (a)	368,748	6,416,207
W-H Energy Services, Inc. (a)	207,100	3,021,589
		109,599,802
Oil & Gas - 5.9%
Apache Corp.	63,000	3,590,370
Devon Energy Corp.	70,800	3,249,720
Forest Oil Corp. (a)	76,500	2,115,225
Hurricane Hydrocarbons Class A (a)	1,819,000	19,065,776
Knightsbridge Tankers Ltd.	18,940	283,532
OAO Gazprom sponsored ADR	100	1,180
Petroleo Brasileiro SA Petrobras sponsored ADR	100	1,494
Pioneer Natural Resources Co. (a)	107,200	2,706,800
Pogo Producing Co.	72,800	2,711,800

	Shares	Value (Note 1)
Stelmar Shipping Ltd. (a)	293,000	$ 4,412,580
Suncor Energy, Inc.	1,545,600	24,280,557
Surgutneftegaz JSC sponsored ADR	586,100	9,318,990
Western Gas Resources, Inc.	75,800	2,793,230
YUKOS Corp. sponsored ADR	52,200	7,294,950
		81,826,204
TOTAL ENERGY		191,426,006
FINANCIALS - 6.1%
Banks - 0.4%
Boston Private Financial Holdings, Inc.	142,900	2,837,994
Commerce Bancorp, Inc., New Jersey	100	4,319
Hancock Holding Co.	150	6,698
Kookmin Bank sponsord ADR	69,400	2,453,290
Marshall & Ilsley Corp.	100	2,738
Wintrust Financial Corp.	100	3,132
		5,308,171
Diversified Financials - 0.6%
Doral Financial Corp.	2,100	60,060
Farmer Mac Class C (non-vtg.) (a)	100	3,064
Investment Technology Group, Inc. (a)	224,100	5,010,876
Investors Financial Services Corp.	100	2,739
Moody's Corp.	100	4,129
Principal Financial Group, Inc.	100	3,013
Student Loan Corp.	100	9,780
Sumitomo Trust & Banking Ltd.	836,000	3,385,670
		8,479,331
Insurance - 2.3%
AFLAC, Inc.	2,800	84,336
Alleghany Corp.	32,136	5,704,140
MBIA, Inc.	100	4,386
Mercury General Corp.	34,500	1,296,510
Old Republic International Corp.	122,000	3,416,000
Progressive Corp.	63,900	3,171,357
Protective Life Corp.	100	2,752
Reinsurance Group of America, Inc.	99,400	2,691,752
RenaissanceRe Holdings Ltd.	42,300	1,675,080
UnumProvident Corp.	100	1,754
W.R. Berkley Corp.	350,450	13,881,325
Zenith National Insurance Corp.	300	7,056
		31,936,448
Real Estate - 2.8%
Equity Residential (SBI)	100	2,458
Pan Pacific Retail Properties, Inc.	200,000	7,306,000
ProLogis Trust	298,200	7,499,730
Regency Centers Corp.	134,400	4,354,560
Simon Property Group, Inc.	595,700	20,295,499
		39,458,247
TOTAL FINANCIALS		85,182,197
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 14.9%
Biotechnology - 5.6%
Affymetrix, Inc. (a)	100	$ 2,289
Biogen, Inc. (a)	100	4,006
BioSource International, Inc. (a)	100	599
Caliper Technologies Corp. (a)	100	300
Charles River Labs International, Inc. (a)	514,600	19,801,808
Digene Corp. (a)	100	1,146
Enzon Pharmaceuticals, Inc. (a)	100	1,672
Genentech, Inc. (a)	100	3,316
Gilead Sciences, Inc. (a)	100	3,400
Harvard Bioscience, Inc. (a)(c)	1,785,100	5,887,260
IDEC Pharmaceuticals Corp. (a)	200	6,634
IDEXX Laboratories, Inc. (a)	202,900	6,665,265
Invitrogen Corp. (a)	1,072,900	33,571,041
MedImmune, Inc. (a)	100	2,717
QIAGEN NV (a)	1,022,600	5,307,294
Techne Corp. (a)	122,900	3,511,007
United Therapeutics Corp. (a)	170,300	2,844,010
		77,613,764
Health Care Equipment & Supplies - 2.3%
Advanced Neuromodulation Systems, Inc. (a)	100	3,510
Amersham PLC	321,300	2,877,757
Apogent Technologies, Inc. (a)	100	2,080
Becton, Dickinson & Co.	100	3,069
Biacore International AB sponsored ADR (a)	100	2,240
Biosite, Inc. (a)	100	3,402
Bruker AXS, Inc.	100	181
Bruker Daltonics, Inc. (a)	100	486
Closure Medical Corp. (a)	100	1,048
CTI Molecular Imaging, Inc.	100	2,466
Cyberonics, Inc. (a)	100	1,840
DENTSPLY International, Inc.	100	3,720
Edwards Lifesciences Corp. (a)	266,400	6,785,208
Guidant Corp. (a)	3,800	117,230
HealthTronics Surgical Services, Inc. (a)	100	801
ICU Medical, Inc. (a)	100	3,730
Molecular Devices Corp. (a)	100	1,647
Nutraceutical International Corp. (a)	100	1,144
St. Jude Medical, Inc. (a)	190,300	7,558,716
Therasense, Inc. (a)	100	835
TriPath Imaging, Inc. (a)	100	268
Varian Medical Systems, Inc. (a)	297,400	14,751,040
Wilson Greatbatch Technologies, Inc. (a)	100	2,920
		32,125,338
Health Care Providers & Services - 6.2%
Accredo Health, Inc. (a)	336,450	11,859,863
AdvancePCS Class A (a)	781,800	17,363,778
AmSurg Corp. (a)	59,100	1,207,413
Caremark Rx, Inc. (a)	100	1,625
Cerner Corp. (a)	376,600	11,772,516

	Shares	Value (Note 1)
Coventry Health Care, Inc. (a)	411,400	$ 11,942,942
Eclipsys Corp. (a)	100	535
Express Scripts, Inc. (a)	100	4,804
First Health Group Corp. (a)	9,800	238,630
IMS Health, Inc.	1,652,700	26,443,200
Laboratory Corp. of America Holdings (a)	100	2,324
McKesson Corp.	3,500	94,605
MIM Corp. (a)	100	580
Omnicare, Inc.	203,400	4,847,022
Oxford Health Plans, Inc. (a)	100	3,645
Patterson Dental Co. (a)	100	4,374
Pharmaceutical Product Development, Inc. (a)	100	2,927
Priority Healthcare Corp. Class B (a)	200	4,640
Quest Diagnostics, Inc. (a)	100	5,690
ResCare, Inc. (a)	440,500	1,598,575
WebMD Corp. (a)	100	855
		87,400,543
Pharmaceuticals - 0.8%
Alpharma, Inc. Class A	100	1,191
Forest Laboratories, Inc. (a)	100	9,822
ICN Pharmaceuticals, Inc.	95,700	1,044,087
Mylan Laboratories, Inc.	81,600	2,847,840
Perrigo Co. (a)	14,200	172,530
Pharmaceutical Resources, Inc. (a)	7,700	229,460
Scios, Inc. (a)	100	3,258
SICOR, Inc. (a)	392,700	6,224,295
Watson Pharmaceuticals, Inc. (a)	5,200	147,004
		10,679,487
TOTAL HEALTH CARE		207,819,132
INDUSTRIALS - 8.8%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc. (a)	178,250	11,113,888
DRS Technologies, Inc. (a)	204,900	6,419,517
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	100	1,590
Engineered Support Systems, Inc.	150	5,499
Herley Industries, Inc. (a)	93,300	1,624,166
L-3 Communications Holdings, Inc. (a)	292,100	13,118,211
Veridian Corp.	155,300	3,314,102
		35,596,973
Air Freight & Logistics - 0.0%
C.H. Robinson Worldwide, Inc.	3,250	101,400
Expeditors International of Washington, Inc.	4,400	143,660
FedEx Corp.	100	5,422
UTI Worldwide, Inc.	100	2,625
		253,107
Commercial Services & Supplies - 4.5%
Apollo Group, Inc. Class A (a)	100	4,400
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Avery Dennison Corp.	100	$ 6,108
Bright Horizons Family Solutions, Inc. (a)	525,200	14,768,624
Career Education Corp. (a)	100	4,000
CheckFree Corp. (a)	100	1,600
ChoicePoint, Inc. (a)	579,900	22,900,251
Cintas Corp.	100	4,575
Concord EFS, Inc. (a)	799,800	12,588,852
Corinthian Colleges, Inc. (a)	100	3,786
DeVry, Inc. (a)	3,900	64,779
DST Systems, Inc. (a)	100	3,555
Education Management Corp. (a)	69,800	2,624,480
H&R Block, Inc.	3,300	132,660
Headwaters, Inc. (a)	100	1,551
Herman Miller, Inc.	100	1,840
HON Industries, Inc.	100	2,828
infoUSA, Inc. (a)	100	497
Ionics, Inc. (a)	100	2,280
Paychex, Inc.	100	2,790
Pittston Co. - Brinks Group	291,600	5,388,768
Princeton Review, Inc. (a)	100	495
Tetra Tech, Inc. (a)	315,900	3,853,980
		62,362,699
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	55,200	1,965,120
Electrical Equipment - 0.3%
AstroPower, Inc. (a)	150,550	1,202,895
REPower Systems AG	127,100	3,157,245
		4,360,140
Industrial Conglomerates - 0.0%
Teleflex, Inc.	100	4,289
Machinery - 1.4%
AGCO Corp. (a)	144,800	3,200,080
CUNO, Inc. (a)	86,000	2,848,320
Dionex Corp. (a)	100	2,971
Graco, Inc.	445,800	12,772,170
Pentair, Inc.	100	3,455
		18,826,996
Trading Companies & Distributors - 0.0%
Fastenal Co.	200	7,478
TOTAL INDUSTRIALS		123,376,802
INFORMATION TECHNOLOGY - 7.5%
Communications Equipment - 0.0%
3Com Corp. (a)	100	463
Avocent Corp. (a)	100	2,222
Black Box Corp.	100	4,480
Emulex Corp. (a)	100	1,855
Harris Corp.	100	2,630
Loral Space & Communications Ltd. (a)	678,100	291,583

	Shares	Value (Note 1)
Netscreen Technologies, Inc.	200	$ 3,368
Polycom, Inc. (a)	200	1,904
Scientific-Atlanta, Inc.	5,100	60,486
UTStarcom, Inc. (a)	100	1,983
		370,974
Computers & Peripherals - 0.4%
Drexler Technology Corp. (a)	458,100	5,772,060
Electronic Equipment & Instruments - 4.6%
Anritsu Corp.	633,000	2,419,652
Flir Systems, Inc. (a)	100	4,880
Mettler-Toledo International, Inc. (a)	87,400	2,802,044
Millipore Corp.	37,000	1,258,000
Nam Tai Electronics, Inc.	80,200	1,960,890
Symbol Technologies, Inc.	3,170,600	26,062,332
Teledyne Technologies, Inc. (a)	229,100	3,592,288
Waters Corp. (a)	1,184,620	25,801,024
		63,901,110
Internet Software & Services - 0.5%
Ariba, Inc. (a)	100	248
AsiaInfo Holdings, Inc. (a)	100	634
Autobytel, Inc. (a)	100	280
CNET Networks, Inc. (a)	100	271
Digital Impact, Inc. (a)	100	190
FreeMarkets, Inc. (a)	100	644
Overture Services, Inc. (a)	225,700	6,163,867
PEC Solutions, Inc. (a)	100	2,990
Retek, Inc. (a)	92,800	252,416
Yahoo!, Inc. (a)	100	1,635
		6,423,175
IT Consulting & Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	100	5,265
CACI International, Inc. Class A (a)	300	10,692
Cognizant Technology Solutions Corp. Class A (a)	100	7,223
Manhattan Associates, Inc. (a)	188,000	4,448,080
SRA International, Inc. Class A	100	2,709
SunGard Data Systems, Inc. (a)	100	2,356
		4,476,325
Office Electronics - 0.0%
Zebra Technologies Corp. Class A (a)	100	5,730
Semiconductor Equipment & Products - 0.0%
Broadcom Corp. Class A (a)	100	1,506
International Rectifier Corp. (a)	100	1,846
KLA-Tencor Corp. (a)	100	3,537
LAM Research Corp. (a)	100	1,080
Micrel, Inc. (a)	100	898
Microchip Technology, Inc.	100	2,445
Novellus Systems, Inc. (a)	100	2,808
NVIDIA Corp. (a)	5,000	57,550
Omnivision Technologies, Inc. (a)	100	1,357
QLogic Corp. (a)	81	2,795
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
RF Micro Devices, Inc. (a)	100	$ 733
Standard Microsystems Corp. (a)	100	1,947
		78,502
Software - 1.7%
Activision, Inc. (a)	127,500	1,860,225
Adobe Systems, Inc.	100	2,480
Ansys, Inc. (a)	100	2,020
Borland Software Corp. (a)	100	1,230
Business Objects SA sponsored ADR (a)	100	1,500
Check Point Software Technologies Ltd. (a)	100	1,297
Cognos, Inc. (a)	100	2,353
Dassault Systemes SA sponsored ADR	100	2,150
Digimarc Corp. (a)	100	1,134
Electronic Arts, Inc. (a)	200	9,954
Kronos, Inc. (a)	100	3,699
Legato Systems, Inc. (a)	7,000	35,210
Magma Design Automation, Inc. (a)	100	958
Mercury Interactive Corp. (a)	100	2,965
National Instruments Corp. (a)	100	3,249
Network Associates, Inc. (a)	100	1,609
PeopleSoft, Inc. (a)	100	1,830
Renaissance Learning, Inc. (a)	627,400	11,857,860
Symantec Corp. (a)	174,900	7,085,199
Synopsys, Inc. (a)	100	4,615
Trend Micro, Inc. sponsored ADR (a)	100	1,650
Tripos, Inc. (a)	100	733
Vastera, Inc. (a)	610,800	3,451,631
		24,335,551
TOTAL INFORMATION TECHNOLOGY		105,363,427
MATERIALS - 19.2%
Chemicals - 0.7%
Ecolab, Inc.	89,500	4,430,250
International Flavors & Fragrances, Inc.	154,800	5,433,480
Potash Corp. of Saskatchewan	100	6,341
Praxair, Inc.	100	5,777
Sigma Aldrich Corp.	100	4,870
		9,880,718
Construction Materials - 0.0%
James Hardie Industries NV	100	383
Containers & Packaging - 0.2%
Packaging Corp. of America (a)	137,100	2,500,704
Metals & Mining - 18.3%
Agnico-Eagle Mines Ltd.	1,119,130	16,605,802
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a)	23,350	117,918
Apex Silver Mines Ltd. (a)	100	1,480
AUR Resources, Inc. (a)	1,858,900	4,386,262

	Shares	Value (Note 1)
Barrick Gold Corp.	100	$ 1,549
Companhia Vale do Rio Doce sponsored ADR	100	2,891
Compania de Minas Buenaventura SA sponsored ADR	290,400	7,663,656
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	884,300	14,838,554
Goldcorp, Inc.	50,000	637,919
Harmony Gold Mining Co. Ltd.	1,146,300	19,661,175
Kinross Gold Corp. (a)	9,791,000	24,099,199
Meridian Gold, Inc. (a)	3,326,500	58,689,251
Newmont Mining Corp. Holding Co.	2,814,180	81,695,639
Nucor Corp.	199,300	8,231,090
Outokumpu Oyj (A Shares)	90,200	786,018
Placer Dome, Inc.	100	1,136
Sons of Gwalia Ltd. ADR	100	721
Steel Dynamics, Inc. (a)	526,200	6,330,186
Teck Cominco Ltd. Class B (sub. vtg.)	1,550,900	11,442,117
Xstrata PLC (a)	43,300	452,690
		255,645,253
Paper & Forest Products - 0.0%
Aracruz Celulose SA sponsored ADR	100	1,856
TOTAL MATERIALS		268,028,914
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
America Movil SA de CV sponsored ADR	100	1,436
UTILITIES - 3.5%
Electric Utilities - 0.0%
Ameren Corp.	100	4,157
Cinergy Corp.	100	3,372
		7,529
Gas Utilities - 1.5%
KeySpan Corp.	498,700	17,574,188
NiSource, Inc.	170,100	3,402,000
Southwestern Energy Co. (a)	100	1,145
		20,977,333
Multi-Utilities & Unregulated Power - 2.0%
Energy East Corp.	100	2,209
Equitable Resources, Inc.	92,600	3,244,704
Questar Corp.	5,600	155,792
SCANA Corp.	797,400	24,687,504
		28,090,209
TOTAL UTILITIES		49,075,071
TOTAL COMMON STOCKS (Cost $1,185,408,547)		1,223,028,739
U.S. Treasury Obligations - 0.0%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (d) (Cost $24,990)	$ 25,000	$ 24,995
Money Market Funds - 15.7%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	178,456,397	178,456,397
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	41,283,140	41,283,140
TOTAL MONEY MARKET FUNDS (Cost $219,739,537)		219,739,537
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $1,405,173,074)		1,442,793,271
NET OTHER ASSETS - (3.1)%		(44,039,273)
NET ASSETS - 100%		$ 1,398,753,998
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
1 MidCap 400 Index Contracts	March 2003	$ 214,950	$ (4,181)

The face value of futures purchased as a percentage of net assets - 0.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $24,995.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,963,278,151 and $1,580,148,744, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $181,725 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.5%
Canada	11.3
South Africa	1.4
Russia	1.2
Others (individually less than 1%)	3.6
100.0%

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Harvard Bioscience, Inc.	$ -	$ -	$ -	$ 5,887,260
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $158,631,000 of which $15,428,000, $42,786,000 and $100,417,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $39,528,292) (cost $1,405,173,074) - See accompanying schedule		$ 1,442,793,271
Receivable for investments sold		2,282,525
Receivable for fund shares sold		1,243,619
Dividends receivable		665,754
Interest receivable		201,175
Receivable for daily variation on futures contracts		1,275
Other receivables		540,670
Total assets		1,447,728,289

Liabilities
Payable for investments purchased	$ 5,292,973
Payable for fund shares redeemed	1,123,561
Accrued management fee	673,184
Distribution fees payable	136,347
Other payables and accrued expenses	465,086
Collateral on securities loaned, at value	41,283,140
Total liabilities		48,974,291

Net Assets		$ 1,398,753,998
Net Assets consist of:
Paid in capital		$ 1,517,162,460
Undistributed net investment income		4,928,520
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(160,954,349)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,617,367
Net Assets		$ 1,398,753,998

Initial Class: Net Asset Value, offering price and redemption price per share ($499,556,736 ÷ 28,531,105 shares)		$ 17.51

Service Class: Net Asset Value, offering price and redemption price per share ($378,264,499 ÷ 21,661,898 shares)		$ 17.46

Service Class 2: Net Asset Value, offering price and redemption price per share ($520,932,763 ÷ 29,954,649 shares)		$ 17.39

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 11,811,278
Interest		2,670,073
Security lending		381,083
Total income		14,862,434

Expenses
Management fee	$ 7,628,488
Transfer agent fees	925,670
Distribution fees	1,279,645
Accounting and security lending fees	320,127
Non-interested trustees' compensation	4,613
Custodian fees and expenses	97,710
Audit	25,012
Legal	12,203
Miscellaneous	162,679
Total expenses before reductions	10,456,147
Expense reductions	(960,988)	9,495,159
Net investment income (loss)		5,367,275
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(99,982,065)
Foreign currency transactions	(54,607)
Futures contracts	(55,461)
Total net realized gain (loss)		(100,092,133)
Change in net unrealized appreciation (depreciation) on: Investment securities	(54,348,290)
Assets and liabilities in foreign currencies	1,752
Futures contracts	(4,181)
Total change in net unrealized appreciation (depreciation)		(54,350,719)
Net gain (loss)		(154,442,852)
Net increase (decrease) in net assets resulting from operations		$ (149,075,577)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,367,275	$ 9,952,192
Net realized gain (loss)	(100,092,133)	(21,695,188)
Change in net unrealized appreciation (depreciation)	(54,350,719)	(14,911,862)
Net increase (decrease) in net assets resulting from operations	(149,075,577)	(26,654,858)
Distributions to shareholders from net investment income	(10,315,464)	-
Share transactions - net increase (decrease)	406,189,773	233,603,651
Total increase (decrease) in net assets	246,798,732	206,948,793

Net Assets
Beginning of period	1,151,955,266	945,006,473
End of period (including undistributed net investment income of $4,928,520 and undistributed net investment income of $9,876,712, respectively)	$ 1,398,753,998	$ 1,151,955,266
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	7,049,981	6,655,084	22,666,360
Reinvested	277,413	161,340	101,720
Redeemed	(8,136,461)	(3,917,197)	(3,604,685)
Net increase (decrease)	(809,067)	2,899,227	19,163,395

Dollars Sold	$ 134,875,925	$ 125,174,947	$ 416,253,061
Reinvested	5,301,369	3,078,362	1,935,732
Redeemed	(145,105,795)	(70,148,866)	(65,174,962)
Net increase (decrease)	$ (4,928,501)	$ 58,104,443	$ 353,013,831

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	9,676,112	9,095,820	8,986,545
Reinvested	-	-	-
Redeemed	(9,413,601)	(4,323,424)	(1,810,628)
Net increase (decrease)	262,511	4,772,396	7,175,917

Dollars Sold	$ 182,558,139	$ 170,632,678	$ 167,539,684
Reinvested	-	-	-
Redeemed	(173,494,579)	(80,200,595)	(33,431,676)
Net increase (decrease)	$ 9,063,560	$ 90,432,083	$ 134,108,008

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,301,369	$ 3,078,362	$ 1,935,733
From net realized gain	-	-	-
Total	$ 5,301,369	$ 3,078,362	$ 1,935,733

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ -	$ -	$ -
From net realized gain	-	-	-
Total	$ -	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.20	.19	-	-
Net realized and unrealized gain (loss)	(2.00)	(.86)	4.95	5.05	.31
Total from investment operations	(1.91)	(.66)	5.14	5.05	.31
Distributions from net investment income	(.18)	-	(.08)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.18)	-	(.13)	(.11)	-
Net asset value, end of period	$ 17.51	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B, C, D	(9.82)%	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.70%	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.70%	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.63%	.62%	.69%	.97%	1.00% A
Net investment income (loss)	.51%	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 499,557	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	135%	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.18	.17	(.01)	-
Net realized and unrealized gain (loss)	(2.00)	(.86)	4.93	5.05	.31
Total from investment operations	(1.92)	(.68)	5.10	5.04	.31
Distributions from net investment income	(.16)	-	(.07)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.16)	-	(.12)	(.11)	-
Net asset value, end of period	$ 17.46	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B, C, D	(9.90)%	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.80%	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.80%	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.73%	.72%	.79%	1.07%	1.10%A
Net investment income (loss)	.41%	.96%	.92%	(.09) %	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,264	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	135%	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.49	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income (loss) E	.05	.15	.14
Net realized and unrealized gain (loss)	(1.99)	(.86)	5.35
Total from investment operations	(1.94)	(.71)	5.49
Distributions from net investment income	(.16)	-	(.06)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.16)	-	(.11)
Net asset value, end of period	$ 17.39	$ 19.49	$ 20.20
Total Return B, C, D	(10.02)%	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.94%	.99% A
Expenses net of voluntary waivers, if any	.95%	.94%	.99% A
Expenses net of all reductions	.88%	.88%	.94% A
Net investment income (loss)	.25%	.81%	.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 520,933	$ 210,356	$ 73,039
Portfolio turnover rate	135%	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class 2

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and past ten year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Service Class 2	1.45%	4.41%	4.63%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	12/31/02	10/1/02	7/2/02	4/2/02	1/1/02
Fidelity VIP: Money Market - Service Class 2	1.02%	1.35%	1.45%	1.62%	1.85%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year.

Comparing Performance

The U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. A money market fund returns to its shareholders income earned by the fund's investments after expenses.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Duby, Portfolio Manager of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2002?

A. For most of 2002, the Federal Reserve Board left the rate banks charge each other for overnight loans - known as the fed funds target rate - unchanged at 1.75%. During this time, however, the Fed's perception of the strength of the economy wavered back and forth. At times, the Fed felt that the economy was too weak and leaned toward lowering rates. At others, the Fed maintained a neutral stance. While the target rate remained unchanged until November, changes in the Fed's stance and the market's interpretation of economic data caused money market yields to undulate. In early 2002, many market participants expected the economy to rebound enough to encourage the Fed to reverse course and raise rates, which caused longer-term money market yields to increase relative to shorter-term rates. However, generally positive economic data in the first quarter of 2002 turned mixed during early April and May. This development caused a change in sentiment, with most market observers pushing their anticipation of Fed action further into the future. In response, long-term money market rates fell to essentially the same level as short-term yields. In August, the Fed revised its stance yet again, indicating fears of economic weakness. As a result, long-term money market rates fell lower than those on the short end, as the market began to factor in additional Fed cuts.

Q. What happened in November?

A. The Fed confirmed the market's expectations on November 6, when it cut the target rate to a new 40-year low of 1.25%. While the manufacturing sector generally has been on the mend since late 2001, weak business spending and increased unemployment hindered a full-fledged economic recovery, as did corporate governance scandals that eroded investor confidence in the financial markets. The amount of commercial paper outstanding fell dramatically during the period as a consequence, further exacerbated by the reduced corporate funding requirements associated with a slow business environment. Diminished supply of commercial paper combined with the large volume of money market fund inflows kept downward pressure on money market rates.

Q. What was your strategy with the fund?

A. The fund's investment strategy shifted during the period as a result of market developments. In the first half of 2002, I lengthened the average maturity of the portfolio because longer maturities offered more attractive risk/reward tradeoffs at a time when Fed action appeared increasingly unlikely. Mid-year, I invested in shorter-maturity securities, because long-term securities offered little to no yield advantage over shorter alternatives. More recently, as the prospects for additional rate cuts by the Fed became more likely, I increased the average maturity of the portfolio to lock in higher rates prior to any Fed action. Credit-quality concerns also dominated my strategy throughout the period, and so I used government agency discount notes during most of the period as the primary vehicle for adjusting maturities. As the year progressed, however, I increased the fund's allocation to commercial paper as corporate issuers with stronger financial profiles began to emerge.

Q. What's your outlook, Bob?

A. Market sentiment currently is quite similar to the start of 2002. Most market participants feel that the Fed has concluded its easing program and will look to hike rates sometime during the second half of 2003. Recent economic news has been mixed, making the possibility of any Fed tightening action during the first half of 2003 unlikely. While economic indicators such as third-quarter gross domestic product growth and the housing sector have been strong, consumer confidence and manufacturing figures have slumped. Given this information - as well as the prospects of war with Iraq and the short-term effects war will have on the economy and consumer confidence - there might be cause for the Fed to lower rates yet again. However, as the economy weathers these storms and the effects of the recent rate cuts become evident, the chance of a rate cut occurring beyond the next few months is very remote.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term instruments

Start date: April 1, 1982

Size: as of December 31, 2002, more than
$2.7 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Certificates of Deposit - 37.1%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 2.7%
Chase Manhattan Bank USA NA
2/7/03	1.63%	$ 40,000,000	$ 40,000,000
Citibank NA, New York
2/20/03	1.34	25,000,000	25,000,000
World Savings Bank FSB
3/6/03	1.35	10,000,000	9,999,287
			74,999,287
London Branch, Eurodollar, Foreign Banks - 22.2%
Alliance & Leicester PLC
2/28/03	1.36	5,000,000	5,002,561
Barclays Bank PLC
1/14/03	1.35	10,000,000	10,000,000
1/14/03	1.71	10,000,000	10,000,000
1/21/03	1.35	15,000,000	15,000,000
2/12/03	1.34	40,000,000	40,000,000
5/19/03	1.35	5,000,000	5,000,000
6/10/03	1.33	15,000,000	15,000,000
BNP Paribas SA
2/25/03	1.35	15,000,000	15,000,000
3/18/03	1.75	5,000,000	5,000,000
4/22/03	1.35	25,000,000	25,000,000
Deutsche Bank AG
2/12/03	1.34	35,000,000	35,000,000
Dresdner Bank AG
2/3/03	1.63	25,000,000	25,000,000
2/12/03	1.33	35,000,000	35,000,000
2/18/03	1.34	10,000,000	10,000,000
HBOS Treasury Services PLC
2/18/03	1.34	25,000,000	25,000,000
2/21/03	1.80	5,000,000	5,000,000
3/5/03	1.38	10,000,000	10,000,000
3/25/03	1.80	45,000,000	45,000,000
ING Bank NV
1/21/03	1.80	5,000,000	5,000,000
2/12/03	1.35	35,000,000	35,000,000
2/24/03	1.36	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
2/18/03	1.34	5,000,000	4,999,933
3/18/03	1.77	5,000,000	5,000,052
4/22/03	1.77	5,000,000	5,000,076
4/22/03	1.79	25,000,000	25,000,000
Landesbank Hessen-Thuringen
5/30/03	1.38	15,000,000	15,000,000
Lloyds TSB Bank PLC
6/10/03	1.32	25,000,000	25,000,000
National Australia Bank Ltd.
6/18/03	1.37	27,000,000	27,120,801
Nordea Bank Finland PLC
3/18/03	1.77	10,000,000	10,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Northern Rock PLC
2/7/03	1.55%	$ 5,000,000	$ 5,000,000
Societe Generale
2/12/03	1.40	26,500,000	26,497,969
Svenska Handelsbanken AB
1/27/03	1.36	50,000,000	49,999,989
3/14/03	1.75	5,000,000	5,000,093
WestLB AG
1/17/03	1.76	10,000,000	10,000,000
2/12/03	1.36	15,000,000	15,000,000
6/10/03	1.36	5,000,000	5,000,000
			613,621,474
New York Branch, Yankee Dollar, Foreign Banks - 12.2%
Abbey National Treasury Services PLC
1/3/03	1.35 (b)	25,000,000	24,996,207
1/10/03	1.34 (b)	10,000,000	9,998,373
Bank of Montreal, Quebec
5/19/03	1.38	10,000,000	10,000,000
BNP Paribas SA
9/19/03	1.43	25,000,000	25,000,000
Credit Agricole Indosuez
1/2/03	1.70 (b)	10,000,000	9,998,498
Credit Suisse First Boston Bank
2/18/03	1.35	75,000,000	75,000,498
Deutsche Bank AG
1/22/03	1.32 (b)	10,000,000	9,998,644
5/13/03	1.35	15,000,000	15,000,000
Dexia Bank SA
1/22/03	1.33 (b)	5,000,000	4,999,435
1/27/03	1.33 (b)	10,000,000	9,998,386
Landesbank Baden-Wuerttemberg
1/31/03	1.35	25,000,000	25,000,000
1/31/03	1.62	15,000,000	15,000,062
Lloyds TSB Bank PLC
1/2/03	1.34 (b)	5,000,000	4,999,258
Royal Bank of Canada
1/22/03	1.32 (b)	15,000,000	14,997,941
1/31/03	1.32 (b)	25,000,000	24,996,312
Societe Generale
1/21/03	1.34 (b)	15,000,000	14,998,701
1/27/03	1.34 (b)	25,000,000	24,996,051
Svenska Handelsbanken AB
1/2/03	1.35 (b)	10,000,000	9,997,256
Toronto-Dominion Bank
1/22/03	1.32 (b)	5,000,000	4,999,322
			334,974,944
TOTAL CERTIFICATES OF DEPOSIT			1,023,595,705
Commercial Paper - 33.2%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Aegon Funding Corp.
3/27/03	1.36%	$ 20,000,000	$ 19,936,250
Alliance & Leicester PLC
3/5/03	1.54	10,000,000	9,973,225
3/7/03	1.54	15,000,000	14,958,563
3/18/03	1.77	5,000,000	4,981,422
Aspen Funding Corp.
2/3/03	1.66	5,000,000	4,992,438
AT&T Corp.
2/4/03	2.31	15,000,000	14,967,417
Bear Stearns Companies, Inc.
2/18/03	1.35	69,078,000	68,953,660
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/13/03	1.73	15,000,000	14,991,400
1/14/03	1.74	25,000,000	24,984,382
1/14/03	1.82	5,000,000	4,996,732
1/17/03	1.80	25,000,000	24,980,111
2/6/03	1.33	30,000,000	29,960,100
2/18/03	1.35	5,000,000	4,991,000
Citicorp
1/10/03	1.75	5,000,000	4,997,825
1/29/03	1.79	50,000,000	49,930,778
Corporate Receivables Corp.
2/6/03	1.64	5,000,000	4,991,850
CXC, Inc.
1/31/03	1.65	5,000,000	4,993,167
DaimlerChrysler North America Holding Corp.
2/10/03	1.93	3,000,000	2,993,600
2/11/03	1.93	5,000,000	4,989,067
2/19/03	1.97	5,000,000	4,986,661
3/17/03	1.98	5,000,000	4,979,479
3/18/03	1.97	10,000,000	9,958,622
Edison Asset Securitization LLC
1/14/03	1.73	55,000,000	54,965,839
2/25/03	1.61	10,000,000	9,975,556
4/23/03	1.80	11,040,000	10,978,863
6/3/03	1.35	10,000,000	9,943,050
Falcon Asset Securitization Corp.
1/16/03	1.40	30,687,000	30,669,099
1/22/03	1.40	20,000,000	19,983,667
1/29/03	1.38	15,000,000	14,983,900
Ford Motor Credit Co.
2/20/03	1.95	5,000,000	4,986,528
3/3/03	1.99	5,000,000	4,983,225
3/12/03	1.98	5,000,000	4,980,847
3/17/03	1.97	10,000,000	9,959,167
GE Capital International Funding, Inc.
3/11/03	1.79	10,000,000	9,966,075
4/24/03	1.35	5,000,000	4,978,969
General Electric Capital Corp.
2/13/03	1.77	45,000,000	44,905,400

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
5/7/03	1.37%	$ 15,000,000	$ 14,928,600
General Electric Capital Services, Inc.
5/6/03	1.37	5,000,000	4,976,389
6/4/03	1.37	5,000,000	4,970,911
Household Finance Corp.
1/29/03	1.59	5,000,000	4,993,817
1/30/03	1.59	5,000,000	4,993,596
2/4/03	1.60	5,000,000	4,992,444
2/13/03	1.51	5,000,000	4,991,042
2/19/03	1.58	5,000,000	4,989,315
2/26/03	1.63	5,000,000	4,987,400
3/18/03	1.63	5,000,000	4,982,900
Lloyds TSB Bank PLC
5/5/03	1.35	30,000,000	29,861,533
Montauk Funding Corp.
1/27/03	1.39 (b)	50,000,000	50,000,000
Morgan Stanley
1/2/03	1.39 (b)	30,000,000	30,000,000
Morgan Stanley Dean Witter Australia Finance Ltd.
3/10/03	1.79	10,000,000	9,966,567
New Center Asset Trust
6/3/03	1.36	10,000,000	9,942,625
Newcastle (Discover Card Master Trust)
2/6/03	1.56	5,000,000	4,992,250
2/12/03	1.36	5,000,000	4,992,067
Paradigm Funding LLC
2/4/03	1.37	20,000,000	19,974,122
2/14/03	1.37	25,000,000	24,958,139
Park Avenue Receivables Corp.
1/23/03	1.36	25,000,000	24,979,222
Preferred Receivables Funding Corp.
1/13/03	1.40	5,000,000	4,997,667
1/21/03	1.40	4,426,000	4,422,558
1/28/03	1.36	25,000,000	24,974,500
Sheffield Receivables Corp.
1/21/03	1.40	20,000,000	19,984,444
The Walt Disney Co.
1/28/03	2.01	5,000,000	4,992,500
Windmill Funding Corp.
1/23/03	1.40	10,000,000	9,991,444
3/26/03	1.80	5,000,000	4,979,175
TOTAL COMMERCIAL PAPER			916,563,161
Federal Agencies - 2.7%

Fannie Mae - 2.7%
Discount Notes - 2.7%
5/2/03	1.31	50,000,000	49,781,528
7/25/03	1.33	25,000,000	24,812,083
			74,593,611
Bank Notes - 3.3%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
National City Bank, Indiana
1/13/03	1.36% (b)	$ 15,000,000	$ 14,998,500
2/5/03	1.55	50,000,000	50,000,000
U.S. Bank NA, Cincinnati
1/27/03	1.35 (b)	25,000,000	24,996,431
TOTAL BANK NOTES			89,994,931
Master Notes - 2.4%

General Motors Acceptance Corp. Mortgage Credit
1/2/03	1.89	25,000,000	24,998,691
Goldman Sachs Group, Inc.
2/24/03	1.45 (c)	20,000,000	20,000,000
3/19/03	1.43 (c)	20,000,000	20,000,000
TOTAL MASTER NOTES			64,998,691
Medium-Term Notes - 7.2%

Bank of America NA
2/4/03	1.75 (b)	25,000,000	25,002,212
GE Capital Assurance Co.
1/2/03	1.55 (b)(c)	5,000,000	5,000,000
General Electric Capital Corp.
1/9/03	1.46 (b)	25,000,000	25,000,000
1/17/03	1.45 (b)	20,000,000	20,000,000
1/28/03	1.42 (b)	10,000,000	10,000,000
Harwood Street Funding I LLC
1/21/03	1.54 (a)(b)	10,000,000	10,000,000
Morgan Stanley
1/15/03	1.52 (b)	20,000,000	20,000,000
Sheffield Receivables Corp.
1/21/03	1.39 (b)	5,000,000	5,000,000
1/27/03	1.38 (b)	50,000,000	49,999,285
Verizon Global Funding Corp.
3/17/03	1.66 (b)	30,000,000	30,000,000
TOTAL MEDIUM-TERM NOTES			200,001,497
Short-Term Notes - 2.6%

Jackson National Life Insurance Co.
1/2/03	1.96 (b)(c)	7,000,000	7,000,000
Metropolitan Life Insurance Co.
1/2/03	1.98 (b)(c)	10,000,000	10,000,000
Monumental Life Insurance Co.
1/1/03	1.58 (b)(c)	5,000,000	5,000,000
1/1/03	1.61 (b)(c)	5,000,000	5,000,000
New York Life Insurance Co.
1/2/03	1.94 (b)(c)	30,000,000	30,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Pacific Life Insurance Co.
3/10/03	1.52% (b)(c)	$ 5,000,000	$ 5,000,000
Transamerica Occidental Life Insurance Co.
2/1/03	1.88 (b)(c)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			72,000,000
Repurchase Agreements - 11.9%
	Maturity Amount
In a joint trading account (Collateralized by U.S. Government Obligations dated 12/31/02 due 1/2/03 At 1.25%)	$ 675,047	675,000
With:
Banc of America Securities LLC At 1.39%, dated 12/31/02 due 1/2/03 (Collateralized by Commercial Paper Obligations with principal amounts of $102,252,864, 0% - 1.97%, 1/30/03 - 3/26/03)	100,007,722	100,000,000
Countrywide Securities Corp. At 1.44%, dated 12/27/02 due 1/27/03 (Collateralized by Corporate Obligations with principal amounts of $30,600,000, 0%, 6/25/33)	30,037,200	30,000,000
Goldman Sachs & Co. At 1.41%, dated 12/31/02 due 1/2/03 (Collateralized by Mortgage Loan Obligations with principal amounts of $90,356,910, 0% - 7.229%, 6/15/07 - 12/26/31)	79,006,199	79,000,000
J.P. Morgan Securities, Inc. At 1.43%, dated 12/11/02 due 1/30/03 (Collateralized by Corporate Obligations with principal amounts of $20,735,000, 0% - 7.75%, 12/15/03 - 2/15/31)	20,039,722	20,000,000
Lehman Brothers, Inc. At 1.46%, dated 12/31/02 due 1/2/03 (Collateralized by Equity Securities with shares of 5,787,627)	100,008,111	100,000,000
TOTAL REPURCHASE AGREEMENTS		329,675,000
TOTAL INVESTMENT PORTFOLIO - 100.4%	2,771,422,596
NET OTHER ASSETS - (0.4)%	(10,733,209)
NET ASSETS - 100%	$ 2,760,689,387
Total Cost for Income Tax Purposes $ 2,771,422,596
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,000,000 or 0.4% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Capital Assurance Co. 1.55%, 1/2/03	7/30/02	$ 5,000,000
Goldman Sachs Group, Inc.: 1.43%, 3/19/03	12/19/02	$ 20,000,000
1.45%, 2/24/03	11/25/02	$ 20,000,000
Jackson National Life Insurance Co. 1.96%, 1/2/03	7/6/99	$ 7,000,000
Metropolitan Life Insurance Co. 1.98%, 1/2/03	3/26/02	$ 10,000,000
Monumental Life Insurance Co.: 1.58%, 1/1/03	9/17/98	$ 5,000,000
1.61%, 1/1/03	3/12/99	$ 5,000,000
New York Life Insurance Co. 1.94%, 1/2/03	2/28/02 - 12/19/02	$ 30,000,000
Pacific Life Insurance Co 1.52%, 3/10/03	9/6/02	$ 5,000,000
Transamerica Occidental Life Insurance Co. 1.88%, 2/1/03	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $117,000,000 or 4.2% of net assets.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $329,675,000) - See accompanying schedule		$ 2,771,422,596
Cash		29,380
Receivable for fund shares sold		3,284,987
Interest receivable		2,769,675
Other receivables		100,378
Total assets		2,777,607,016

Liabilities
Payable for fund shares redeemed	$ 16,166,727
Accrued management fee	465,224
Distribution fees payable	10,241
Other payables and accrued expenses	275,437
Total liabilities		16,917,629

Net Assets		$ 2,760,689,387
Net Assets consist of:
Paid in capital		$ 2,760,689,387
Net Assets		$ 2,760,689,387
Initial Class: Net Asset Value, offering price and redemption price per share ($2,705,068,930 ÷ 2,704,967,297 shares)		$ 1.00

Service Class: Net Asset Value, offering price and redemption price per share ($8,016,718 ÷ 8,014,834 shares)		$ 1.00

Service Class 2: Net Asset Value, offering price and redemption price per share ($47,603,739 ÷ 47,603,461 shares)		$ 1.00

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 54,481,860
Expenses
Management fee	$ 5,542,141
Transfer agent fees	1,851,133
Distribution fees	130,688
Accounting fees and expenses	250,943
Non-interested trustees' compensation	9,947
Custodian fees and expenses	58,689
Registration fees	846
Audit	15,350
Legal	11,377
Miscellaneous	203,558
Total expenses before reductions	8,074,672
Expense reductions	(2,912)	8,071,760
Net investment income		46,410,100
Net Realized Gain (Loss) on investment securities		87,888
Net increase in net assets resulting from operations		$ 46,497,988

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income	$ 46,410,100	$ 105,115,032
Net realized gain (loss)	87,888	71,154
Net increase (decrease) in net assets resulting from operations	46,497,988	105,186,186
Distributions to shareholders from net investment income	(46,410,100)	(105,115,032)
Share transactions - net increase (decrease)	(39,187,088)	566,164,645
Total increase (decrease) in net assets	(39,099,200)	566,235,799

Net Assets
Beginning of period	2,799,788,587	2,233,552,788
End of period	$ 2,760,689,387	$ 2,799,788,587
Other Information:
Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Sold	6,692,494,433	8,278,271	505,243,362
Reinvested	45,541,480	125,174	705,271
Redeemed	(6,786,431,592)	(6,531,366)	(498,612,121)
Net increase (decrease)	(48,395,679)	1,872,079	7,336,512

Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Sold	6,279,947,605	7,671,735	244,909,763
Reinvested	104,611,787	50,876	452,369
Redeemed	(5,864,593,497)	(1,682,917)	(205,203,076)
Net increase (decrease)	519,965,895	6,039,694	40,159,056

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 45,579,655	$ 125,174	$ 705,271

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 104,611,787	$ 50,876	$ 452,369

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.017	.041	.062	.050	.053
Distributions from net investment income	(.017)	(.041)	(.062)	(.050)	(.053)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A, B	1.69%	4.18%	6.30%	5.17%	5.46%
Ratios to Average Net Assets C
Expenses before expense reductions	.29%	.28%	.33%	.27%	.30%
Expenses net of voluntary waivers, if any	.29%	.28%	.33%	.27%	.30%
Expenses net of all reductions	.29%	.28%	.33%	.27%	.30%
Net investment income	1.68%	3.99%	6.18%	5.06%	5.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,705,069	$ 2,753,379	$ 2,233,342	$ 1,939,491	$ 1,507,489

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.016	.040	.031
Distributions from net investment income	(.016)	(.040)	(.031)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return B, C, D	1.61%	4.10%	3.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.39%	.39%	.47% A
Expenses net of voluntary waivers, if any	.39%	.39%	.45% A
Expenses net of all reductions	.39%	.39%	.45% A
Net investment income	1.58%	3.87%	6.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,017	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.014	.039	.058
Distributions from net investment income	(.014)	(.039)	(.058)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return B, C, D	1.45%	3.96%	5.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.55%	.96% A
Expenses net of voluntary waivers, if any	.54%	.55%	.60% A
Expenses net of all reductions	.54%	.55%	.60% A
Net investment income	1.43%	3.71%	5.94% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,604	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund. Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the Money Market Portfolio are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. For the Money Market Portfolio, dividends are declared daily and paid monthly from net investment income and distributions from realized gains, if any, are recorded on the ex-dividend date. Distributions from net investment income and realized gains are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. There were no significant book-to-tax differences during the period for the Money Market Portfolio. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asset Manager: Growth	$ 339,040,364	$ 12,428,129	$ (55,023,451)	$ (42,595,322)
Balanced	294,671,301	13,682,687	(18,154,607)	(4,471,920)
Growth & Income	1,147,403,981	57,931,281	(176,824,989)	(118,893,708)
Growth Opportunities	665,866,252	58,631,450	(87,477,088)	(28,845,638)
Investment Grade Bond	2,355,612,780	83,696,762	(12,446,054)	71,250,708
Mid Cap	1,407,441,735	121,931,291	(86,579,755)	35,351,536
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Total Distributable Earnings
Asset Manager: Growth	$ 8,980,135	$ -	$ (65,872,007)	$ -
Balanced	7,937,519	-	(22,277,782)	-
Growth & Income	12,544,309	-	(156,531,001)	-
Growth Opportunities	4,527,039	-	(296,045,555)	-
Investment Grade Bond	99,462,054	9,272,230	-	179,984,992
Mid Cap	4,871,489	-	(158,631,497)	-

The tax character of distributions paid during the current and prior year was as follows:

Asset Manager: Growth
Ordinary Income	$ 10,416,607	$ 13,343,864
Long-term Capital Gains	-	16,105,049
Total	$ 10,416,607	$ 29,448,913
Balanced
Ordinary Income	8,837,001	10,202,857
Long-term Capital Gains	-	-
Total	$ 8,837,001	$ 10,202,857
Growth & Income
Ordinary Income	15,060,404	15,500,793
Long-term Capital Gains	-	50,237,278
Total	$ 15,060,404	$ 65,738,071
Growth Opportunities
Ordinary Income	8,515,304	4,056,791
Long-term Capital Gains	-	-
Total	$ 8,515,304	$ 4,056,791
Investment Grade Bond
Ordinary Income	58,817,521	42,039,084
Long-term Capital Gains	-	-
Total	$ 58,817,521	$ 42,039,084
Mid Cap
Ordinary Income	10,315,464	-
Long-term Capital Gains	-	-
Total	$ 10,315,464	$ -

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Financing Transactions. To earn additional income, certain funds may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

3. Joint Trading Account.

At the end of the period, Investment Grade Bond Portfolio had 20% or more of its total investments in repurchase agreements through a joint trading account. These repurchase agreements were with entities whose creditworthiness has been reviewed and found satisfactory by FMR. The investments in repurchase agreements through the joint trading account are summarized as follows:

Summary of Joint Trading

Dated December 31, 2002, due January 2, 2003	1.25%
Number of dealers or banks	12
Maximum amount with one dealer or bank	22.2%
Aggregate principal amount of agreements	$ 11,264,350,000
Aggregate maturity amount of agreements	$ 11,265,135,254
Aggregate market value of transferred assets	$ 11,496,363,467
Coupon rates of transferred assets	0% to 15.50%
Maturity dates of transferred assets	1/2/03 to 11/1/41

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Money Market Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .30% of the fund's average net assets for Asset Manager: Growth, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios, .20% for Growth & Income Portfolio, and .15% for Balanced Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For the Money Market Portfolio the management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases. During the period the income-based portion of the management fee was $1,939,725 or an annual rate of .07% of the fund's average net assets.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager: Growth	.58%	|
Balanced	.43%
Growth & Income	.48%
Growth Opportunities	.58%
Investment Grade Bond	.43%
Mid Cap	.58%
Money Market	.20%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager: Growth	$ 7,636	$ 11,544	$ 19,180
Balanced	$ 22,742	$ 47,526	$ 70,268
Growth & Income	$ 263,057	$ 269,692	$ 532,749
Growth Opportunities	$ 231,268	$ 110,543	$ 341,811
Investment Grade Bond	$ 661	$ 113,492	$ 114,153
Mid Cap	$ 385,766	$ 893,879	$ 1,279,645
Money Market	$ 7,894	$ 122,794	$ 130,688

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid FIIOC the following amounts:

Asset Manager: Growth		|
Initial Class	$ 233,643
Service Class	6,127
Service Class 2	5,552
	$ 245,322
Balanced
Initial Class	$ 175,550
Service Class	15,934
Service Class 2	15,004
	$ 206,488
Growth & Income
Initial Class	$ 511,460
Service Class	180,556
Service Class 2	81,160
	$ 773,176
Growth Opportunities
Initial Class	$ 354,735
Service Class	161,640
Service Class 2	39,988
	$ 556,363
Investment Grade Bond
Initial Class	$ 1,163,618
Service Class	485
Service Class 2	35,037
	$ 1,199,140
Mid Cap
Initial Class	$ 391,366
Service Class	269,918
Service Class 2	264,386
	$ 925,670
Money Market
Initial Class	$ 1,812,123
Service Class	5,684
Service Class 2	33,326
	$ 1,851,133

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC) an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager: Growth	$ 333,792
Balanced	$ 782,092
Growth & Income	$ 3,131,572
Growth Opportunities	$ 1,228,020
Investment Grade Bond	$ 2,742,419
Mid Cap	$ 2,571,045

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002, the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

6. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction
Asset Manager: Growth	$ 133,931	$ 256
Balanced	51,077	1,355
Growth & Income	141,200	932
Growth Opportunities	300,687	318
Investment Grade Bond	-	24,339
Mid Cap	959,143	1,845
Money Market	-	2,912

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies each were the owners of record of more than 10% of the total outstanding shares of the following funds:

	FILI %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Asset Manager: Growth	65%	-	-
Balanced	52%	1	33%
Growth & Income	28%	3	53%
Growth Opportunities	16%	1	53%
Investment Grade Bond	56%	-	-
Mid Cap	30%	2	41%
Money Market	58%	-	-

10. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Variable Insurance Products Fund III and Shareholders of Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities of Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio, (the Funds), funds of Variable Insurance Products Fund II and Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio, (the Funds), funds of Variable Insurance Products Fund III, including the portfolios of investments, as of December 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2002 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, (a fund of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund and Variable Insurance Products Fund III's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981, 1988, or 1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), VIP Growth & Income (2001), VIP Growth Opportunities (2001), VIP Investment Grade Bond (2001), VIP Mid Cap (2001), and VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001 or 2002

Trustee of Variable Insurance Products Fund (2001), Variable Insurance Products Fund II (2001), and Variable Insurance Products Fund III (2002). Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997 or 2000

Vice President of VIP Investment Grade Bond (1997) and VIP Money Market (2000). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, and VIP Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Growth Opportunities and VIP Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth, VIP Balanced, and VIP Investment Grade Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of VIP Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Bettina Doulton (38)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Robert Duby (56)
Year of Election or Appointment: 1997 Vice President of VIP Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.
Richard C. Habermann (62)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Charles Mangum (38)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Mark J. Notkin (38)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (40)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, VIP Investment Grade Bond, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (41)

Year of Election or Appointment: 2000 or 2002

Vice President of VIP Balanced (2002) and VIP Growth & Income (2000) and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

John J. Todd (53)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of VIP Investment Grade Bond and VIP Money Market. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

Name, Age; Principal Occupation
John H. Costello (56)

Year of Election or Appointment: 1986, 1988, 1995, 1996, or 1998

Assistant Treasurer of VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP Growth & Income (1996), VIP Growth Opportunities (1995), VIP Investment Grade Bond (1988), VIP Mid Cap (1998), and VIP Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996, 1998, or 2000

Assistant Treasurer of VIP Asset Manager: Growth (2000), VIP Balanced (2000), VIP Growth & Income (2000), VIP Growth Opportunities (2000), VIP Investment Grade Bond (1998), VIP Mid Cap (2000), and VIP Money Market (1996). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions - Service Class 2

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Investment Grade Bond	02/07/03	02/07/03	$0.52	$0.19

Investment Grade Bond hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Balanced	9.35%
Investment Grade Bond	12.34%
Mid Cap	12.30%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager: Growth	33%
Balanced	23%
Growth & Income	78%
Growth Opportunities	100%
Mid Cap	78%

Annual Report

Proxy Voting Results

A special meeting of Variable Insurance Products Fund III shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	3,016,737,746.18	90.176
Against	103,338,598.78	3.089
Abstain	225,319,688.65	6.735
TOTAL	3,345,396,033.61	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	2,957,777,654.30	88.413
Against	157,604,477.15	4.711
Abstain	230,013,902.16	6.876
TOTAL	3,345,396,033.61	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,208,240,398.36	95.900
Withheld	137,155,635.25	4.100
TOTAL	3,345,396,033.61	100.00
Ralph F. Cox
Affirmative	3,203,268,840.31	95.752
Withheld	142,127,193.30	4.248
TOTAL	3,345,396,033.61	100.00
Phyllis Burke Davis
Affirmative	3,204,055,758.47	95.775
Withheld	141,340,275.14	4.225
TOTAL	3,345,396,033.61	100.00
Robert M. Gates
Affirmative	3,208,455,704.41	95.907
Withheld	136,940,329.20	4.093
TOTAL	3,345,396,033.61	100.00
Abigail P. Johnson
Affirmative	3,204,790,536.75	95.797
Withheld	140,605,496.86	4.203
TOTAL	3,345,396,033.61	100.00
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	3,204,067,467.04	95.775
Withheld	141,328,566.57	4.225
TOTAL	3,345,396,033.61	100.00
Donald J. Kirk
Affirmative	3,208,293,679.07	95.902
Withheld	137,102,354.54	4.098
TOTAL	3,345,396,033.61	100.00
Marie L. Knowles
Affirmative	3,209,981,465.59	95.952
Withheld	135,414,568.02	4.048
TOTAL	3,345,396,033.61	100.00
Ned C. Lautenbach
Affirmative	3,210,582,803.06	95.970
Withheld	134,813,230.55	4.030
TOTAL	3,345,396,033.61	100.00
Peter S. Lynch
Affirmative	3,212,042,077.76	96.014
Withheld	133,353,955.85	3.986
TOTAL	3,345,396,033.61	100.00
Marvin L. Mann
Affirmative	3,207,455,151.63	95.877
Withheld	137,940,881.98	4.123
TOTAL	3,345,396,033.61	100.00
William O. McCoy
Affirmative	3,206,906,756.74	95.860
Withheld	138,489,276.87	4.140
TOTAL	3,345,396,033.61	100.00
William S. Stavropoulos
Affirmative	3,208,142,406.18	95.897
Withheld	137,253,627.43	4.103
TOTAL	3,345,396,033.61	100.00
PROPOSAL 4
To eliminate a fundamental investment policy of Growth Opportunities Portfolio.
	# of Votes	% of Votes
Affirmative	555,678,836.76	84.561
Against	38,788,584.86	5.902
Abstain	62,668,277.50	9.537
TOTAL	657,135,699.12	100.00
* Denotes trust-wide proposals and voting results.
PROPOSAL 5
To amend Balanced Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental investment limitation concerning borrowing.
Balanced Portfolio	# of Votes	% of Votes
Affirmative	227,811,020.16	85.963
Against	11,200,498.67	4.227
Abstain	25,997,811.99	9.810
TOTAL	265,009,330.82	100.00
Growth Opportunities Portfolio	# of Votes	% of Votes
Affirmative	563,635,796.66	85.772
Against	34,687,946.36	5.278
Abstain	58,811,956.10	8.950
TOTAL	657,135,699.12	100.00
Mid Cap Portfolio	# of Votes	% of Votes
Affirmative	1,152,923,288.32	84.735
Against	83,828,781.15	6.161
Abstain	123,871,577.64	9.104
TOTAL	1,360,623,647.11	100.00
PROPOSAL 6
To amend Balanced Portfolio's, Growth & Income Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental investment limitation concerning lending.
Balanced Portfolio	# of Votes	% of Votes
Affirmative	231,215,356.17	87.248
Against	10,505,721.30	3.964
Abstain	23,288,253.35	8.788
TOTAL	265,009,330.82	100.00
Growth & Income Portfolio	# of Votes	% of Votes
Affirmative	872,435,667.43	84.941
Against	60,875,055.31	5.926
Abstain	93,801,109.51	9.133
TOTAL	1,027,111,832.25	100.00
Growth Opportunities Portfolio	# of Votes	% of Votes
Affirmative	563,267,599.75	85.716
Against	33,744,917.70	5.135
Abstain	60,123,181.67	9.149
TOTAL	657,135,699.12	100.00
Mid Cap Portfolio	# of Votes	% of Votes
Affirmative	1,174,908,022.06	86.351
Against	76,197,349.43	5.600
Abstain	109,518,275.62	8.049
TOTAL	1,360,623,647.11	100.00
Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager: Growth, Balanced,
Growth & Income, Growth Opportunities,
and Mid Cap Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Investments Japan Limited
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Investment Grade Bond, and Money Market Portfolios

JPMorgan Chase Bank, New York, NY
Asset Manager: Growth, Balanced,
and Growth & Income Portfolios
Brown Brothers Harriman & Co., Boston, MA
Mid Cap Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Opportunities Portfolio

VIPSC2GRP2-ANN-0203 338506
1.768597.101